1933 Act Registration No. 333-

                     UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                                         REGISTRATION STATEMENT UNDER THE
                                              SECURITIES ACT OF 1933

[ ]      Pre-Effective                                       [ ] Post-Effective
         Amendment No.                                           Amendment No.

                            EVERGREEN MUNICIPAL TRUST
                                       (Evergreen High Grade Tax Free Fund)
                              [Exact Name of Registrant as Specified in Charter]

                                  Area Code and Telephone Number: (617) 210-3200

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                        -----------------------------------
                                     (Address of Principal Executive Offices)

                             Michael H. Koonce, Esq.
                        Keystone Investment Management Company
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                     -----------------------------------------
                     (Name and Address of Agent for Service)

                                         Copies of All Correspondence to:
                                               David M. Leahy, Esq.
                                             Sullivan  &   Worcester   LLP  1025
                                           Connecticut Avenue, N.W.
                             Washington, D.C. 20036

         Approximate date of proposed public offering: As soon as possible after the effective date of this Registration Statement.

         The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940 (File No. 333- 36033); accordingly, no fee is payable herewith. Pursuant to Rule 429, this Registration Statement relates to the aforementioned registration on Form N-1A. A Rule 24f-2 Notice for the Registrant's fiscal year ended May 31, 1998 will be filed with the Commission on or about August 31, 1998.

         It is proposed that this filing will become effective on May 20, 1998 pursuant to Rule 488 of the Securities Act of 1933.

                            EVERGREEN MUNICIPAL TRUST

                              CROSS REFERENCE SHEET

                    Pursuant to Rule 481(a) under the Securities Act of 1933


                                                         Location in Prospectus/Proxy
Item of Part A of Form N-14                                                        Statement

1.       Beginning of Registration                         Cross Reference Sheet; Cover
         Statement and Outside                             Page
         Front Cover Page of
         Prospectus

2.       Beginning and Outside                             Table of Contents
         Back Cover Page of
         Prospectus

3.       Fee Table, Synopsis and                           Comparison of Fees and
         Risk Factors                                      Expenses; Summary; Comparison
                                                           of Investment Objectives and
                                                           Policies; Risks

4.       Information About the                             Summary; Reasons for the
         Transaction                                       Reorganization; Comparative
                                                           Information on Shareholders'
                                                           Rights; Exhibit A (Agreement
                                                           and Plan of Reorganization)

5.       Information about the                             Cover Page; Summary; Risks;
         Registrant                                        Comparison of Investment
                                                           Objectives and Policies;
                                                           Comparative Information on
                                                           Shareholders' Rights;
                                                           Additional Information

6.       Information about the                             Cover Page; Summary; Risks;
         Company Being Acquired                            Comparison of Investment
                                                           Objective and Policies;
                                                           Comparative Information on
                                                           Shareholders' Rights;
                                                           Additional Information








7.       Voting Information                                Cover Page; Summary; Voting
                                                           Information Concerning the
                                     Meeting

8.       Interest of Certain                               Financial Statements and
         Persons and Experts                               Experts; Legal Matters

9.       Additional Information                            Inapplicable
         Required for Reoffering
         by Persons Deemed to be
         Underwriters

Item of Part B of Form N-14

10.      Cover Page                                        Cover Page

11.      Table of Contents                                 Omitted

12.      Additional Information                            Statement of Additional
         About the Registrant                              Information of Evergreen High
                                                           Grade Tax Free Fund dated
                                                           September 3, 1997, as
                                                           supplemented on January 30,
                                                           1998

13.      Additional Information                            Statement of Additional
         about the Company Being                           Information of CoreFunds, Inc.
         Acquired                                          - Intermediate Municipal Bond
                                                           Fund dated November 1, 1997

14.      Financial Statements                              Financial Statements dated May
                                                           31, 1997 and November 30, 1997
                                                           (unaudited) of Evergreen High
                                                           Grade Tax Free Fund; Financial
                                                           Statements of CoreFunds, Inc.
                                                           - Intermediate Municipal Bond
                                                           Fund dated June 30, 1997 and
                                                           December 31, 1997 (unaudited)







Item of Part C of Form N-14

15.      Indemnification                                   Incorporated by Reference to
                                                           Part A Caption - "Comparative
                                                           Information on Shareholders'
                                                           Rights - Liability and
                                                           Indemnification of Trustees"

16.      Exhibits                                          Item 16.          Exhibits

17.      Undertakings                                      Item 17.          Undertakings




                                 COREFUNDS, INC.
                        INTERMEDIATE MUNICIPAL BOND FUND
                            530 EAST SWEDESFORD ROAD
                            WAYNE, PENNSYLVANIA 19087


June 1, 1998

Dear Shareholder,

As a result of the Merger of CoreStates Financial Corp with and into a wholly-owned subsidiary of First Union Corporation effective May 15, 1998, I am writing to shareholders of Intermediate Municipal Bond Fund (the "Fund"), a series of CoreFunds, Inc., to inform you of a Special Shareholders' meeting to be held on July 17, 1998. Before that meeting, I would like your vote on the important issues affecting your Fund as described in the attached Prospectus/Proxy Statement.

The Prospectus/Proxy Statement includes two proposals. The first proposal requests that shareholders consider and act upon an Agreement and Plan of
Reorganization whereby all of the assets of the Fund would be acquired by Evergreen High Grade Tax Free Fund in exchange for either Class A or Class Y shares of Evergreen High Grade Tax Free Fund and the assumption by Evergreen High Grade Tax Free Fund of the identified liabilities of the Fund. You will receive shares of Evergreen High Grade Tax Free Fund having an aggregate net asset value equal to the aggregate net asset value of your Fund shares. Details about Evergreen High Grade Tax Free Fund's investment objective, portfolio management team, performance, etc. are contained in the attached Prospectus/Proxy Statement. For federal income tax purposes, the transaction is a non-taxable event for shareholders.

The second proposal requests shareholder consideration of an Interim Investment Advisory Agreement between the Fund and CoreStates Investment Advisers, Inc., the Fund's current investment adviser.

Information relating to the Interim Investment Advisory Agreement is contained in the attached Prospectus/Proxy Statement.

The Board of Directors has approved the proposals and recommends that you vote FOR these proposals.

I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposals. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, either complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope or vote by calling toll-free 1-800-723-8481 24 hours a day. Instructions on how to complete the proxy card or vote by telephone are included immediately after the Notice of Special Meeting.

If you have any questions about the proxy, please call our proxy solicitor, Shareholder Communications Corporation at 800-733-8481 ext. 468. You may also FAX your completed and signed proxy card to 800-733-1885. If we do not receive your completed proxy card or your telephone vote after several weeks, you may be contacted by Shareholder Communications Corporation, who will remind you to vote your shares.

Thank you for taking this matter seriously and participating in this important process.

Sincerely,

Kevin Robins
Vice President
CoreFunds, Inc.

            [SUBJECT TO COMPLETION, APRIL 20, 1998 PRELIMINARY COPY]

                                 COREFUNDS, INC.
                        INTERMEDIATE MUNICIPAL BOND FUND
                            530 EAST SWEDESFORD ROAD
                            WAYNE, PENNSYLVANIA 19087

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 17, 1998

         Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of Intermediate Municipal Bond Fund, a series of CoreFunds, Inc. (the "Fund"), will be held at the offices of the Evergreen Funds, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116, on July 17, 1998 at 2:00 p.m. for the following purposes:

         1. To consider and act upon the Agreement and Plan of Reorganization (the "Plan") dated as of April 15, 1998, providing for the acquisition of all of the assets of the Fund by Evergreen High Grade Tax Free Fund, a series of Evergreen Municipal Trust, ("Evergreen High Grade") in exchange for shares of Evergreen High Grade and the assumption by Evergreen High Grade of the identified liabilities of the Fund. The Plan also provides for distribution of these shares of Evergreen High Grade to shareholders of the Fund in liquidation and subsequent termination of the Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of the Fund.

         2. To consider and act upon the Interim Investment Advisory Agreement between the Fund and CoreStates Investment Advisers, Inc.

         3. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

         On behalf of the Fund, the Directors of CoreFunds, Inc. have fixed the close of business on May 29, 1998 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED WITHOUT DELAY TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                       By Order of the Board of Directors

                                                              James W. Jennings
                                                              Secretary

June 1, 1998

                     INSTRUCTIONS FOR EXECUTING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

         1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

         2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

         3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION                                     VALID SIGNATURE

CORPORATE
ACCOUNTS
(1)  ABC Corp.                                   ABC Corp.
(2)  ABC Corp.                                   John Doe, Treasurer
(3)  ABC Corp.
c/o John Doe, Treasurer                          John Doe, Treasurer
(4)  ABC Corp. Profit Sharing Plan               John Doe, Trustee
TRUST ACCOUNTS
(1)  ABC Trust                                   Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee                        Jane B. Doe
u/t/d 12/28/78
CUSTODIAL OR ESTATE ACCOUNTS
(1)  John B. Smith, Cust.                        John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2)  John B. Smith                               John B. Smith, Jr., Executor

                        INSTRUCTIONS FOR TELEPHONE VOTING


To vote your proxy by telephone follow the four easy steps below. Or if you prefer you may send back your signed proxy ballot in the postage paid envelope provided.

1.       Read the accompanying proxy information and ballot.

2. Identify the twelve-digit "CONTROL NO." in the middle portion of your ballot on the left hand side. This control number is the key to casting your vote over the telephone.

3. Dial 1-800-733-8481 ext. 468.

4. Follow the simple instructions.

                  PROSPECTUS/PROXY STATEMENT DATED JUNE 1, 1998

                            Acquisition of Assets of

                        INTERMEDIATE MUNICIPAL BOND FUND
                                   a series of
                                 CoreFunds, Inc.
                            530 East Swedesford Road
                            Wayne, Pennsylvania 19087

                        By and in Exchange for Shares of

                       EVERGREEN HIGH GRADE TAX FREE FUND
                                   a series of
                            Evergreen Municipal Trust
                               200 Berkeley Street
                           Boston, Massachusetts 02116

         This Prospectus/Proxy Statement is being furnished to shareholders of Intermediate Municipal Bond Fund ("CoreFunds Intermediate") in connection with a proposed Agreement and Plan of Reorganization (the "Plan") to be submitted to shareholders of CoreFunds Intermediate for consideration at a Special Meeting of Shareholders to be held on July 17, 1998 at 2:00 p.m. at the offices of the Evergreen Funds, 200 Berkeley Street, 26th Floor, Boston, Massachusetts, 02116, and any adjournments thereof (the "Meeting"). The Plan provides for all of the assets of CoreFunds Intermediate to be acquired by Evergreen High Grade Tax Free Fund ("Evergreen High Grade") in exchange for shares of Evergreen High Grade and the assumption by Evergreen High Grade of the identified liabilities of CoreFunds Intermediate (hereinafter referred to as the "Reorganization").
Evergreen High Grade and CoreFunds Intermediate are sometimes hereinafter referred to individually as the "Fund" and collectively as the "Funds." Following the Reorganization, shares of Evergreen High Grade will be distributed to shareholders of CoreFunds Intermediate in liquidation of CoreFunds Intermediate and such Fund will be terminated. Holders of Class A shares of CoreFunds Intermediate will receive Class A shares of Evergreen High Grade, and holders of Class Y shares of CoreFunds Intermediate will receive Class Y shares of Evergreen High Grade. Each such class of shares of Evergreen High Grade has similar Rule 12b-1 distribution- related fees, if any, as the shares of the respective class of CoreFunds Intermediate held by them prior to the
Reorganization. No sales charge will be imposed in connection with Class A shares of Evergreen High Grade received by holders of Class A shares of CoreFunds Intermediate. As a result of the proposed Reorganization, shareholders of CoreFunds Intermediate will receive that number of full and fractional shares of Evergreen High Grade having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of CoreFunds Intermediate. The Reorganization is being structured as a tax-free reorganization for federal income tax purposes.

         Evergreen High Grade is a separate series of Evergreen Municipal Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of Evergreen High Grade is to seek a high level of federally tax free income that is consistent with preservation of capital. The investment objective of CoreFunds Intermediate is substantially similar -- to provide the highest level of income exempt from federal income taxes that can be obtained consistent with the preservation of capital. Each Fund invests in a portfolio of high quality, municipal securities with intermediate term maturities.

         Shareholders of CoreFunds Intermediate are also being asked to approve the Interim Investment Advisory Agreement with CoreStates Investment Advisers, Inc. ("CSIA"), a subsidiary of First Union Corporation (the "Interim Advisory Agreement"), with the same terms and fees as the previous advisory agreement between CoreFunds Inc. and CSIA. The Interim Advisory Agreement will be in effect for the period of time between May 15, 1998, the date on which the merger of CoreStates Financial Corp with and into a wholly-owned subsidiary of First Union Corporation was consummated, and the date of the Reorganization (scheduled for on or about July 27, 1998).

         This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about Evergreen High Grade that shareholders of CoreFunds Intermediate should know before voting on the Reorganization. Certain relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated June 1, 1998, relating to this Prospectus/Proxy Statement and the Reorganization which includes the financial statements of Evergreen High Grade dated May 31, 1997 and November 30, 1997 and of CoreFunds Intermediate dated June 30, 1997 and December 31, 1997, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by writing to Evergreen High Grade at 200 Berkeley Street, Boston, Massachusetts 02116 or by calling toll-free 1-800-343-2898.

         The two Prospectuses of Evergreen High Grade dated September 3, 1997, as supplemented March 25, 1998, its Annual Report for the fiscal year ended May 31, 1997 and its Semi-Annual Report for the six month period ended November 30, 1997 are incorporated herein by reference in their entirety, insofar as they relate to Evergreen High Grade only, and not to any other fund described therein. The Prospectuses, which pertain (i) to Class A and Class B shares and
(ii) to Class Y shares, differ only insofar as they describe the different distribution and shareholder servicing arrangements applicable to the classes. Shareholders of CoreFunds Intermediate will receive, with this Prospectus/Proxy Statement, copies of the Prospectus pertaining to the class of shares of Evergreen High Grade that they will receive as a result of the consummation of the Reorganization. Additional information about Evergreen High Grade is contained in its Statement of Additional Information of the same date as supplemented January 30, 1998 which has been filed with the SEC and which is available upon request and without charge by writing to or calling Evergreen High Grade at the address or telephone number listed in the preceding paragraph.

         The two Prospectuses of CoreFunds Intermediate which pertain (i) to Class A shares (Individual Shares) and (ii) to Class Y shares (Institutional Shares) dated November 1, 1997, insofar as they relate to CoreFunds Intermediate only, and not to any other funds described therein, are incorporated herein in their entirety by reference. Copies of the Prospectuses, related Statement of Additional Information dated the same date, the Annual Report for the fiscal year ended June 30, 1997 and the Semi-Annual Report for the six month period ended December 31, 1997, are available upon request without charge by writing to CoreFunds Intermediate at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-355-2673.

         Included as Exhibits A and B to this Prospectus/Proxy Statement are a copy of the Plan and the Interim Advisory Agreement, respectively.

         THESE   SECURITIES  HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY  THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The shares offered by this Prospectus/Proxy Statement are not deposits or obligations of any bank and are not insured or otherwise protected by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency and involve investment risk, including possible loss of capital.

                                TABLE OF CONTENTS


                                                                         Page


COMPARISON OF FEES AND EXPENSES.........................................7

SUMMARY  ..............................................................11
         Proposed Plan of Reorganization                           ....11
         Tax Consequences                                          ....13
         Investment Objectives and Policies of the Funds           ....13
         Comparative Performance Information for each Fund         ....14
         Management of the Funds                                   ....15
         Investment Advisers                                       ....15
         Administrators                                            ....16
         Portfolio Management                                      ....16
         Distribution of Shares                                    ....17
         Purchase and Redemption Procedures                        ....18
         Exchange Privileges                                       ....19
         Dividend Policy                                           ....19
         Risks                                                     ....20

REASONS FOR THE REORGANIZATION.........................................21
         Agreement and Plan of Reorganization                      ....24
         Federal Income Tax Consequences                           ....27
         Pro-forma Capitalization                                  ....29
         Shareholder Information                                   ....30

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES.......................31

COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS........................37
         Forms of Organization                                     ....37
         Capitalization                                            ....37
         Shareholder Liability                                     ....38
         Shareholder Meetings and Voting Rights                    ....39
         Liquidation or Dissolution                                ....39
         Liability and Indemnification of Trustees                 ....40

INFORMATION REGARDING THE INTERIM ADVISORY AGREEMENT...................41
         Introduction                                              ....41
         Comparison of the Interim Advisory Agreement and
            the Previous Advisory Agreement                        ....42
         Information About CoreFunds Intermediate's
            Investment Adviser                                     ....43

ADDITIONAL INFORMATION.................................................44

VOTING INFORMATION CONCERNING THE MEETING..............................44

FINANCIAL STATEMENTS AND EXPERTS.......................................47

LEGAL MATTERS..........................................................48

OTHER BUSINESS.........................................................48

APPENDIX A.............................................................49

EXHIBIT A

EXHIBIT B

EXHIBIT C

                         COMPARISON OF FEES AND EXPENSES

         The amounts for Class Y and Class A shares of Evergreen High Grade set forth in the following tables and in the examples are based on the expenses of Evergreen High Grade for the period ended May 31, 1997. The amounts for Class Y and Class A shares of CoreFunds Intermediate set forth in the following tables and in the examples are based on the expenses for CoreFunds Intermediate for the fiscal year ended June 30, 1997. The pro forma amounts for Class Y and Class A shares of Evergreen High Grade are based on what the combined expenses would have been for Evergreen High Grade for the fiscal year ending May 31, 1997. All amounts are adjusted for voluntary expense waivers.

         The following tables show for Evergreen High Grade, CoreFunds Intermediate and Evergreen High Grade pro forma, assuming consummation of the Reorganization, the shareholder transaction expenses and annual fund operating expenses associated with an investment in the Class Y and Class A shares of each Fund.

                    Comparison of Class Y and Class A Shares of Evergreen High Grade With Class Y and
                    Class A Shares of CoreFunds Intermediate


                                                            Evergreen                             CoreFunds
                                                            High Grade                           Intermediate

                                                    Class Y             Class A            Class Y            Class A
Shareholder Transaction
Expenses


Maximum Sales Load                             None               4.75%               None              3.25%
Imposed on Purchases
(as a percentage of
offering price)

Maximum Sales Load                             None               None                None              None
Imposed on Reinvested
Dividends (as a
percentage of offering
price)

Contingent Deferred                            None               None                None              None
Sales Charge (as a
percentage of original
purchase price or
redemption proceeds,
whichever is lower)

Annual Fund Operating
Expenses (as a
percentage of average
daily net assets)







Management Fee (After
Waiver) (1)                                    0.42%              0.42%               0.07%             0.07%

12b-1 Fees(2)                                  None               0.25%               None              0.25%

Other Expenses (After                          0.36%              0.36%               0.48%             0.48%
                                               -----              -----               -----             -----
Waiver) (3)

Annual Fund Operating                          0.78%              1.03%               0.55%             0.80%
                                               =====              =====               =====             =====
Expenses (4)




                                        Evergreen High Grade Pro Forma


Shareholder Transaction Expenses
                                                                  Class Y                Class A

Maximum Sales Load Imposed on                                     None                   4.75%
Purchases (as a percentage of
offering price)

Maximum Sales Load Imposed on                                     None                   None
Reinvested Dividends (as a
percentage of offering price)

Contingent Deferred Sales Charge                                  None                   None
(as a percentage of original
purchase price or redemption
proceeds, whichever is lower)

Annual Fund Operating Expenses (as
a percentage of average daily net
assets)

Management Fee (1)                                                0.42%                  0.42%

12b-1 Fees(2)                                                     None                   0.25%

Other Expenses                                                    0.36%                  0.36%
                                                                  ---------              ----------

Annual Fund Operating Expenses (4)
                                                                  0.78%                  1.03%
                                                                  ======                 =======

---------------
(1) The management fee for Evergreen High Grade and CoreFunds Intermediate has been reduced from 0.50% of average daily net assets to reflect the voluntary waiver by the investment advisers.
(2) Class A shares of Evergreen High Grade can pay up to 0.75% of average daily net assets as a 12b-1 fee. For the foreseeable future, the Class A 12b-1 fees will be limited to 0.25% of average daily net assets.
(3) Absent voluntary waivers by CoreFunds Intermediate's administrator, Other Expenses for Class Y and Class A shares would have been 0.52% and 0.48% of average daily net assets, respectively.
(4) Annual Fund Operating Expenses for the Class Y and Class A shares of Evergreen High Grade would have been 0.86% and 1.11% for the fiscal year ended May 31, 1997 and Annual Fund Operating Expenses for the Class Y and Class A shares of CoreFunds Intermediate would have been 1.02% and 1.23% for the year ended June 30, 1997, absent fee and expense waivers.

         Examples. The following tables show for Evergreen High Grade and CoreFunds Intermediate, and for Evergreen High Grade pro forma, assuming consummation of the Reorganization, examples of the cumulative effect of shareholder transaction expenses and annual fund operating expenses indicated above on a $1,000 investment in each class of shares for the periods specified, assuming (i) a 5% annual return and (ii) redemption at the end of such period. In the case of Evergreen High Grade pro forma, the examples do not reflect the imposition of the 4.75% maximum sales load on purchases since CoreFunds Intermediate shareholders who receive Class A shares of Evergreen High Grade in the Reorganization will not incur any sales load.


                              Evergreen High Grade

                                      One Year             Three                 Five                Ten Years
                                                           Years                 Years

Class Y                               $8                   $25                   $43                 $97

Class A                               $58                  $79                   $102                $167


                             CoreFunds Intermediate

                                                           Three                 Five
                                      One Year             Years                 Years               Ten Years

Class Y                               $6                   $18                   $31                 $69

Class A                               $40                  $57                   $75                 $128


                         Evergreen High Grade Pro Forma

                                                      Three                 Five
                              One Year                Years                 Years                Ten Years

Class Y                       $8                      $25                   $43                  $97

Class A                       $11                     $33                   $57                  $126



         The purpose of the foregoing examples is to assist CoreFunds Intermediate shareholders in understanding the various costs and expenses that an investor in Evergreen High Grade as a result of the Reorganization would bear directly and indirectly, as compared with the various direct and indirect expenses currently borne by a shareholder in CoreFunds Intermediate. These examples should not be considered a representation of past or future expenses or annual return. Actual expenses may be greater or less than those shown.

                                     SUMMARY

         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses of Evergreen High Grade dated September 3, 1997, as supplemented March 25, 1998 and the Prospectuses of CoreFunds Intermediate dated November 1, 1997 (which are incorporated herein by reference), the Plan and the Interim Advisory Agreement, the forms of which are attached to this Prospectus/Proxy Statement as Exhibits A and B, respectively.

Proposed Plan of Reorganization

         The Plan provides for the transfer of all of the assets of CoreFunds Intermediate in exchange for shares of Evergreen High Grade and the assumption by Evergreen High Grade of the identified liabilities of CoreFunds Intermediate. The identified liabilities consist only of those liabilities reflected on the Fund's statement of assets and liabilities determined immediately preceding the Reorganization. The Plan also calls for the distribution of shares of Evergreen High Grade to CoreFunds Intermediate shareholders in liquidation of CoreFunds Intermediate as part of the Reorganization. As a result of the Reorganization, the holders of Class A and Class Y shares of CoreFunds Intermediate will become the owners of that number of full and fractional Class A and Class Y shares, respectively, of Evergreen High Grade having an aggregate net asset value equal to the aggregate net asset value of the shareholders' shares of CoreFunds Intermediate, as of the close of business immediately prior to the date that CoreFunds Intermediate's assets are exchanged for shares of Evergreen High Grade. See "Reasons for the Reorganization - Agreement and Plan of Reorganization."

         The Directors of CoreFunds, Inc., including the Directors who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Directors"), have concluded that the Reorganization would be in the best interests of shareholders of CoreFunds Intermediate, and that the interests of the shareholders of CoreFunds Intermediate will not be diluted as a result of the transactions contemplated by the Reorganization. Accordingly, the Directors have submitted the Plan for the approval of CoreFunds Intermediate's shareholders.

                    THE BOARD OF DIRECTORS OF COREFUNDS, INC.
          RECOMMENDS APPROVAL BY SHAREHOLDERS OF COREFUNDS INTERMEDIATE

                    OF THE PLAN EFFECTING THE REORGANIZATION.

         The Trustees of Evergreen Municipal Trust have also approved the Plan and, accordingly, Evergreen High Grade's participation in the Reorganization.

         Approval of the Reorganization on the part of CoreFunds Intermediate will require the affirmative vote of a majority of CoreFunds Intermediate's outstanding shares, with all classes voting together as a single class at a Meeting at which a quorum of the Fund's shares is present. A majority of the outstanding shares entitled to vote, represented in person or by proxy, is required to constitute a quorum at the Meeting. See "Voting Information Concerning the Meeting."

         The merger of CoreStates Financial Corp ("CoreStates Financial") with and into a wholly-owned subsidiary of First Union Corporation ("First Union")(the "Merger") has been consummated and, as a result, by law the Merger terminated the investment advisory agreement between CSIA and CoreFunds Intermediate. Prior to consummation of the Merger, CoreFunds Intermediate received an order from the SEC which permitted the implementation, without formal shareholder approval, of a new investment advisory agreement between the Fund and CSIA for a period of not more than 150 days beginning on the date of the closing of the Merger and continuing through the date the Interim Advisory Agreement is approved by the Fund's shareholders. The Interim Advisory Agreement has the same terms and fees as the previous investment advisory agreement between CoreFunds Intermediate and CSIA. The Reorganization is scheduled to take place on or about July 27, 1998.

         Approval of the Interim  Advisory  Agreement  requires the  affirmative vote of (i) 67% or more of the shares of CoreFunds Intermediate present in person or by proxy at the Meeting, if holders of more than 50% of the shares of CoreFunds Intermediate outstanding on the record date are present, in person or by proxy, or (ii) more than 50% of the outstanding shares of CoreFunds Intermediate, whichever is less. See "Voting Information Concerning the Meeting."

         If the shareholders of CoreFunds Intermediate do not vote to approve the Reorganization, the Directors will consider other possible courses of action in the best interests of shareholders.

Tax Consequences

         Prior to or at the completion of the Reorganization, CoreFunds Intermediate will have received an opinion of Sullivan & Worcester LLP that the Reorganization has been structured so that no gain or loss will be recognized by the Fund or its shareholders for federal income tax purposes as a result of the receipt of shares of Evergreen High Grade in the Reorganization. The holding period and aggregate tax basis of shares of Evergreen High Grade that are received by CoreFunds Intermediate's shareholders will be the same as the holding period and aggregate tax basis of shares of the Fund previously held by such shareholders, provided that shares of the Fund are held as capital assets. In addition, the holding period and tax basis of the assets of CoreFunds Intermediate in the hands of Evergreen High Grade as a result of the Reorganization will be the same as in the hands of the Fund immediately prior to the Reorganization, and no gain or loss will be recognized by Evergreen High Grade upon the receipt of the assets of the Fund in exchange for shares of Evergreen High Grade and the assumption by Evergreen High Grade of the identified liabilities.

Investment Objectives and Policies of the Funds

         The investment objectives and policies of Evergreen High Grade and CoreFunds Institutional are substantially identical.

         The investment objective of Evergreen High Grade is to achieve a high level of federally tax free income that is consistent with preservation of capital. At least 65% of the value of the total assets of Evergreen High Grade will be invested in high grade bonds. High grade bonds mean: bonds insured by a municipal bond insurance company which is rated AAA by Standard & Poor's Ratings Group ("S&P") and/or Aaa by Moody's Investors Service, Inc. ("Moody's"); bonds rated A or better by S&P or Moody's; or, if unrated, of comparable quality as determined by Evergreen High Grade's investment adviser. The insurance guarantees the timely payment of principal and interest, but not the value of the municipal bonds or the shares of the Fund.

         Evergreen High Grade may also purchase instruments having variable rates of interest. One example is variable amount master demand notes. These notes represent a borrowing arrangement between a commercial paper issuer (borrower) and an institutional lender, such as Evergreen High Grade, and are payable upon demand. The underlying amount of the loan may vary during the course of the contract, as may the interest on the outstanding amount, depending on a stated short-term interest rate index.

         The investment objective of CoreFunds Intermediate is to provide the highest level of income exempt from federal income taxes that can be obtained consistent with the preservation of capital. See "Comparison of Investment Objectives and Policies" below.

Comparative Performance Information for each Fund

         Discussions of the manner of calculation of total return are contained in the respective Prospectuses and Statement of Additional Information of the Funds. The following tables set forth the total return of the Class A shares of Evergreen High Grade for the one and five year periods ended March 31, 1998, of the Class Y shares of Evergreen High Grade and of the Class Y and Class A shares of CoreFunds Intermediate for the one year period ended March 31, 1998 and for both Funds for the period from inception through March 31, 1998. The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment date and the deduction of all recurring expenses (including sales charges) that were charged to shareholders' accounts.

                         Average Annual Total Return (1)


                          1 Year                  5 Years                From
                          Ended                   Ended                  Inception To
                          March 31,               March 31,              March 31,                 Inception
                          1998                    1998                   1998                      Date
                          -------                 -------                ---------                 ---------

Evergreen
High Grade

Class A                   5.21%                   5.21%                  6.48%                     2/21/92
shares

Class Y                   10.72%                  N/A                    6.06%                     2/28/94
shares

CoreFunds
Intermediate

Class A                   3.73%                   N/A                    3.49%                     5/3/93
shares

Class Y                   7.45%                   N/A                    4.46%                     5/3/93
shares
--------------

(1) Reflects waiver of advisory fees and reimbursements and/or waivers of expenses. Without such reimbursements and/or waivers, the average annual total returns during the periods would have been lower.

         Important information about Evergreen High Grade is also contained in management's discussion of Evergreen High Grade's performance, attached hereto as Exhibit C. This information also appears in Evergreen High Grade's most recent Annual Report.

Management of the Funds

         The  overall  management  of  Evergreen  High  Grade  and of  CoreFunds
Intermediate is the responsibility of, and is supervised by, the Board of Trustees of Evergreen Municipal Trust and the Board of Directors of CoreFunds, Inc., respectively.

Investment Advisers

         The investment adviser to Evergreen High Grade is the Capital Management Group of First Union National Bank ("FUNB"). FUNB is a subsidiary of First Union, the sixth largest bank holding company in the United States based on total assets as of September 30, 1997. The Capital Management Group of FUNB and its affiliates manage the

Evergreen family of mutual funds with assets of approximately $46 billion as of March 31, 1998. For further information regarding FUNB and First Union, see "Management of the Funds - Investment Advisers" in the Prospectuses of High Grade.

         FUNB manages investments and supervises the daily business affairs of Evergreen High Grade subject to the authority of the Trustees. FUNB is entitled to receive from the Fund an annual fee equal to 0.50% of the Fund's average daily net assets.

         CSIA serves as the investment adviser for CoreFunds Intermediate. As investment adviser, CSIA has overall responsibility for portfolio management of the Fund. For its services as investment adviser, CSIA is entitled to receive a fee at an annual rate of 0.50% of the Fund's average daily net assets.

         Each investment adviser may, at its discretion, reduce or waive its fee or reimburse a Fund for certain of its other expenses in order to reduce its expense ratios. Each investment adviser may reduce or cease these voluntary waivers and reimbursements at any time.

Administrators

         Evergreen Investment Services, Inc. ("EIS") serves as administrator to Evergreen High Grade. As administrator, EIS provides facilities, equipment and personnel to Evergreen High Grade and is entitled to receive an administration fee from the Fund based on the aggregate average daily net assets of all the mutual funds advised by FUNB and its affiliates, calculated in accordance with the following schedule: 0.050% on the first $7 billion, 0.035% on the next $3 billion, 0.030% on the next $5 billion, 0.020% on the next $10 billion, 0.015% on the next $5 billion and 0.010% on assets in excess of $30 billion.

         SEI Fund Resources ("SEI") acts as the administrator for CoreFunds Intermediate and provides the Fund with certain administrative personnel and services including certain legal and accounting services. SEI is entitled to receive a fee for such services at the annual rate of 0.25% of the Fund's average daily net assets.

Portfolio Management

         James T. Colby, III is the Portfolio Manager of Evergreen High Grade. Mr. Colby has been associated with Evergreen Asset
Management Corp. ("Evergreen Asset") and its predecessor since 1992 and has served as portfolio manager of Evergreen High Grade since
1995.

Distribution of Shares

         Evergreen Distributor, Inc. ("EDI"), an affiliate of BISYS Fund Services, acts as underwriter of Evergreen High Grade's shares. EDI distributes the Fund's shares directly or through broker-dealers, banks (including FUNB), or other financial intermediaries. Evergreen High Grade offers three classes of shares: Class A, Class B and Class Y. Each class has different distribution arrangements. (See "Distribution-Related Expenses" below.) No class bears the distribution expenses relating to the shares of any other class.

         In the proposed Reorganization, Class Y shareholders of CoreFunds Intermediate will receive Class Y shares of Evergreen High Grade, and Class A shareholders of CoreFunds Intermediate will receive Class A shares of Evergreen High Grade. The Class Y and Class A shares of Evergreen High Grade have substantially similar arrangements with respect to the imposition of Rule 12b-1 distribution and service fees as the Class Y and Class A shares of CoreFunds Intermediate. Because the Reorganization will be effected at net asset value without the imposition of a sales charge, Evergreen High Grade shares acquired by shareholders of CoreFunds Intermediate pursuant to the proposed Reorganization would not be subject to any initial sales charge or contingent deferred sales charge as a result of the Reorganization.

         The following is a summary description of charges and fees for the Class Y and Class A shares of Evergreen High Grade which will be received by CoreFunds Intermediate shareholders in the Reorganization. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in the respective Evergreen High Grade Prospectuses and the CoreFunds Intermediate Prospectuses and in each Fund's Statement of Additional Information.

         Class Y Shares. Class Y shares are sold at net asset value without any initial or deferred sales charge and are not subject to distribution-related fees. Class Y shares are only available to (i) all shareholders of record in one or more of the Evergreen family of funds for which Evergreen Asset serves as investment adviser as of December 30, 1994, (ii) certain institutional investors and (iii) investment advisory clients of FUNB, Evergreen Asset or their affiliates. CoreFunds Intermediate shareholders who receive Evergreen High Grade Class Y shares in the Reorganization who wish to make subsequent purchases of Evergreen High Grade shares will be able to purchase Class Y shares.

         Class A  Shares.  Class A shares  are sold at net asset  value  plus an initial sales charge and, as indicated below, are subject to distribution-related fees. For a description of the initial sales charges applicable to purchases of Class A shares, see "Purchase and Redemption of Shares - How to Buy Shares" in the applicable Prospectus for Evergreen High Grade. No initial sales charge will be imposed on Class A shares of Evergreen High Grade received by CoreFunds Intermediate's shareholders in the Reorganization.

         Additional information regarding the classes of shares of each Fund is included in its respective Prospectuses and Statement of Additional Information.

         Distribution-Related Expenses. Evergreen High Grade has adopted a Rule 12b-1 plan with respect to its Class A shares under which the Class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of average daily net assets attributable to the Class. Payments with respect to Class A shares are currently limited to 0.25% of average daily net assets attributable to the Class. This amount may be increased to the full plan rate for the Fund by the Trustees without shareholder approval.

         CoreFunds Intermediate has adopted a Rule 12b-1 plan with respect to its Class A shares under which the Class may pay for distribution-related expenses at an annual rate of 0.25% of average daily net assets attributable to the Class. CoreFunds Intermediate has not adopted a Rule 12b-1 plan with respect to its Class Y shares.

         Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its respective Prospectuses and Statement of Additional Information.

Purchase and Redemption Procedures

         Information concerning applicable sales charges and distribution-related fees is provided above. Investments in the Funds are not insured. The minimum initial purchase requirement for Evergreen High Grade is $1,000. The minimum initial purchase requirement for Class A and Class Y shares of CoreFunds Intermediate is $500 and $1,000,000, respectively. There is no minimum for subsequent purchases of shares of either Fund. Each Fund provides for telephone, mail or wire redemption of shares at net asset value as next determined after receipt of a redemption request on each day the New York Stock Exchange ("NYSE") is open for trading. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in the respective Prospectuses for each Fund. Each Fund may involuntarily redeem shareholders' accounts that have less than $1,000 ($500 for CoreFunds Intermediate Class A shares) of invested funds. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

Exchange Privileges

         CoreFunds Intermediate currently permits holders of Class A shares to exchange such shares for Class A shares of another CoreFunds, Inc. portfolio. Exchanges of Class Y shares are generally not permitted. Holders of shares of a class of Evergreen High Grade generally may exchange their shares for shares of the same class of any other Evergreen fund. CoreFunds Intermediate shareholders will be receiving Class Y and Class A shares of Evergreen High Grade in the Reorganization and, accordingly, with respect to shares of Evergreen High Grade received by CoreFunds Intermediate shareholders in the Reorganization, the exchange privilege is limited to the Class Y and Class A shares, as applicable, of other Evergreen funds. Evergreen High Grade limits exchanges to five per calendar year and three per calendar quarter. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Evergreen fund must amount to at least $1,000. The current exchange privileges, and the requirements and limitations attendant thereto, are described in each Fund's respective Prospectuses and Statement of Additional Information.

Dividend Policy

         Each Fund declares dividends daily and distributes its income dividends monthly. Distributions of any net realized gains of a Fund will be made at least annually. Shareholders begin to earn dividends on the first business day after shares are purchased unless shares were not paid for, in which case dividends are not earned until the next business day after payment is received. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. See the respective Prospectuses of each Fund for further information concerning dividends and distributions.

         After the Reorganization, shareholders of CoreFunds Intermediate who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Evergreen High Grade reinvested in shares of Evergreen High Grade. Shareholders of CoreFunds Intermediate who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Evergreen High Grade in cash after the Reorganization, although they may, after the Reorganization, elect to have such dividends and/or distributions reinvested in additional shares of Evergreen High Grade.

         Each of Evergreen High Grade and CoreFunds Intermediate has qualified and intends to continue to qualify to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). While so qualified, so long as each Fund distributes all of its net investment company taxable income and any net realized gains to shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

Risks

         Since the investment objectives and policies of each Fund are comparable, the risks involved in investing in each Fund's shares are similar. Evergreen High Grade may engage in certain investment techniques and invest in certain securities in which CoreFunds Intermediate may not invest or in which CoreFunds Intermediate may invest but with a lower percentage of total assets. In this regard, Evergreen High Grade may invest in options while CoreFunds

Intermediate may not. While both Evergreen High Grade and CoreFunds Intermediate may engage in put transactions, premiums on all puts outstanding may not exceed 2% of CoreFunds Intermediate's total assets; Evergreen High Grade is not subject to such a percentage limitation. While Evergreen High Grade may invest in repurchase agreements and reverse repurchase agreements without limitation, CoreFunds Intermediate may invest only up to 20% and 10% respectively, of its total assets in such instruments. For a discussion of the risks associated with the foregoing investments and investment techniques, please see the Prospectuses for Evergreen High Grade and CoreFunds Intermediate. There is no assurance that investment performances will be positive and that the Funds will meet their investment objectives. For a discussion of each Fund's objectives and policies, see "Comparison of Investment Objectives and Policies."

     Bond prices move inversely to interest rates, i.e., as interest rates decline the values of the bonds increase, and vice versa. The longer the maturity of a bond, the greater the exposure to market price fluctuations. The same market factors are reflected in the share price or net asset value of bond funds which will vary with interest rates. In addition, certain of the obligations in which each Fund may invest may be variable or floating rate instruments, which may involve a conditional or unconditional demand feature, and may include variable amount master demand notes. While these types of instruments may, to a certain degree, offset the risk to principal associated with rising interest rates, they would not be expected to appreciate in a falling interest rate environment.

         Like all fixed income funds, Evergreen High Grade is also subject to credit risk and call risk. Credit risk is the possibility that an issuer (or its guarantor) will be unable to make timely payments of either principal or interest. Call risk is the possibility that securities with high interest rates will be prepaid (or "called") by the issuer prior to maturity during periods of falling interest rates. This would require a Fund to invest the resulting proceeds elsewhere at generally lower interest rates.
This is also known as income risk.

         At December 31, 1997, the dollar-weighted average maturity of Evergreen High Grade's portfolio securities was 14.4 years and the dollar-weighted average maturity of CoreFunds Intermediate's portfolio securities was 6.2 years. Prices of longer-term bonds tend to be more volatile in periods of changing interest rates than prices of shorter-term securities.


                         REASONS FOR THE REORGANIZATION

         On November 18, 1997, First Union entered into an Agreement and Plan of Merger with CoreStates Financial, which provided, among other things, for the Merger of CoreStates Financial with and into a wholly-owned subsidiary of First Union. The Merger was consummated on May 15, 1998. As a result of the Merger it is expected that FUNB and its affiliates will succeed to the investment advisory and administrative functions currently performed for CoreFunds

Intermediate by various units of CoreStates Financial and various unaffiliated parties. It is also expected that CoreStates Financial and its subsidiaries will no longer, upon completion of the Reorganization and similar reorganizations of other portfolios of CoreFunds, Inc., provide investment advisory or administrative services to investment companies.

         Based on information received from CSIA and FUNB at a meeting held on February 6, 1998, all of the Directors present, including the non-interested Directors, considered and approved the Reorganization as in the best interests of shareholders of CoreFunds Intermediate and determined that the interests of existing shareholders of CoreFunds Intermediate will not be diluted as a result of the transactions contemplated by the Reorganization. In addition, the Directors approved the Interim Advisory Agreement with respect to CoreFunds Intermediate.

         As noted above, CoreStates Financial has merged with and into a wholly-owned subsidiary of First Union. CoreStates Financial is the parent company of CSIA, investment adviser to the mutual funds which comprise CoreFunds, Inc. The Merger caused, as a matter of law, termination of the investment advisory agreement between each series of CoreFunds, Inc. and CSIA with respect to the Fund. CoreFunds, Inc. has received an order from the SEC which permits CSIA to continue to act as CoreFunds Intermediate's investment adviser, without shareholder approval, for a period of not more than 150 days from the date the Merger was consummated (May 15), 1998 to the date of shareholder approval of a new investment advisory agreement. Accordingly, the Directors considered the recommendations of CSIA in approving the proposed Reorganization.

         In approving the Plan, the Directors reviewed various factors about the Funds and the proposed Reorganization. There are substantial similarities between Evergreen High Grade and CoreFunds Intermediate. Specifically, Evergreen High Grade and CoreFunds Intermediate have substantially similar investment objectives and policies and comparable risk profiles. See "Comparison of Investment Objectives and Policies" below. At the same time, the Board of Directors evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved upon the combination of CoreFunds Intermediate with Evergreen High Grade. As of December 31, 1997, Evergreen High Grade's net assets were approximately $105 million and CoreFunds Intermediate's net assets were approximately $2 million.

         In addition, assuming that an alternative to the Reorganization would be to propose that CoreFunds Intermediate continue its existence and be separately managed by FUNB or one of its affiliates, CoreFunds Intermediate would be offered through common distribution channels with the similar Evergreen High Grade. CoreFunds Intermediate would also have to bear the cost of maintaining its separate existence. CSIA and FUNB believe that the prospect of dividing the resources of the Evergreen mutual fund organization between two similar funds could result in each Fund being disadvantaged due to an inability to achieve optimum size, performance levels and greater economies of scale. Accordingly, for the reasons noted above and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, CSIA and FUNB believe that the proposed Reorganization would be in the best interests of each Fund and its shareholders.

         The Board of Directors of CoreFunds, Inc. met and considered the recommendation of CSIA and FUNB, and, in addition, considered among other things, (i) the terms and conditions of the Reorganization; (ii) whether the Reorganization would result in the dilution of shareholders' interests; (iii) expense ratios, fees and expenses of Evergreen High Grade and CoreFunds Intermediate; (iv) the comparative performance records of each of the Funds; (v) compatibility of their investment objectives and policies; (vi) the investment experience, expertise and resources of FUNB; (vii) the service and distribution resources available to the Evergreen funds and the broad array of investment alternatives available to shareholders of the Evergreen funds; (viii) the personnel and financial resources of First Union and its affiliates; (ix) the fact that FUNB will bear the expenses incurred by CoreFunds Intermediate in connection with the Reorganization; (x) the fact that Evergreen High Grade will assume the identified liabilities of CoreFunds Intermediate; and (xi) the expected federal income tax consequences of the Reorganization.

         The Directors also considered the benefits to be derived by shareholders of CoreFunds Intermediate from the sale of its assets to Evergreen High Grade. In this regard, the Directors considered the potential benefits of being associated with a larger entity and the economies of scale that could be realized by the participation in such an entity by shareholders of CoreFunds Intermediate.

         In addition, the Directors considered that there are alternatives available to shareholders of CoreFunds Intermediate, including the ability to redeem their shares, as well as the option to vote against the Reorganization.

         Section  15(f) of the  1940  Act  provides  that  when a change  in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith under certain conditions. One condition is that for three years thereafter, at least 75% of the board of directors or a surviving investment company are not "interested persons" of the company's investment adviser or of the investment adviser of the terminating investment company. Another condition is that no
"unfair burden" is imposed on the investment company as a result of the understandings applicable thereto. The term "unfair burden" is considered under the 1940 Act to include any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than fees for bona fide principal underwriting services). FUNB advised CoreFunds Inc. that it intends to comply with conditions set forth in Section 15(f).

         During their consideration of the Reorganization the Directors met with Fund counsel regarding the legal issues involved. The Trustees of Evergreen Fixed Income Trust also concluded at a meeting on February 11, 1998 that the proposed Reorganization would be in the best interests of shareholders of Evergreen High Grade and that the interests of the shareholders of Evergreen High Grade would not be diluted as a result of the transactions contemplated by the Reorganization.

         The Directors of CoreFunds, Inc. have voted to retain their ability to make claims under their existing Directors and Officers Errors and Omissions Liability Insurance Policy for a period of three years following the consummation of the Reorganization. CoreStates Financial and First Union have agreed to take appropriate steps to insure that the cost of extending such coverage will not be borne by CoreFunds Intermediate's shareholders.

                   THE DIRECTORS OF COREFUNDS, INC. RECOMMEND
             THAT THE SHAREHOLDERS OF COREFUNDS INTERMEDIATE APPROVE
                          THE PROPOSED REORGANIZATION.

Agreement and Plan of Reorganization

         The following summary is qualified in its entirety by reference to the Plan (Exhibit A hereto).

         The Plan provides that Evergreen High Grade will acquire all of the assets of CoreFunds Intermediate in exchange for shares of Evergreen High Grade and the assumption by Evergreen High Grade of the identified liabilities of CoreFunds Intermediate on or about July 27, 1998 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, CoreFunds Intermediate will endeavor to discharge all of its known liabilities and obligations. Evergreen High Grade will not assume any liabilities or obligations of CoreFunds Intermediate other than those reflected in an unaudited statement of assets and liabilities of CoreFunds Intermediate prepared as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date. The number of full and fractional shares of each class of Evergreen High Grade to be received by the shareholders of CoreFunds Intermediate will be determined by multiplying the respective outstanding class of shares of CoreFunds Intermediate by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of CoreFunds Intermediate by the net asset value per share of the respective class of shares of Evergreen High Grade. Such computations will take place as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         State Street Bank and Trust Company, the custodian for Evergreen High Grade, will compute the value of each Fund's respective portfolio securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectuses and Statement of Additional Information of Evergreen High Grade, Rule 22c-1 under the 1940 Act, and with the interpretations of such Rule by the SEC's Division of Investment Management.

         At or prior to the Closing Date, CoreFunds Intermediate will have declared a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) all of the Fund's net investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

         As soon after the Closing Date as conveniently practicable, CoreFunds Intermediate will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Evergreen High Grade received by CoreFunds Intermediate. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Fund's shareholders on Evergreen High Grade's share records at its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Evergreen High Grade due to the Fund's shareholders. All issued and outstanding shares of CoreFunds Intermediate, including those represented by certificates, will be canceled. The shares of Evergreen High Grade to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, CoreFunds Intermediate will be terminated. In connection with such termination, CoreFunds, Inc. will file with the SEC an application for termination as a registered investment company.

         The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by CoreFunds Intermediate's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of CoreFunds Intermediate's shareholders, the Plan may be terminated (a) by the mutual agreement of CoreFunds Intermediate and Evergreen High Grade; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         The expenses of CoreFunds Intermediate in connection with the Reorganization (including the cost of any proxy soliciting agent) will be borne by FUNB whether or not the Reorganization is consummated. No portion of such expenses will be borne directly or indirectly by CoreFunds Intermediate or its shareholders.

         If the Reorganization is not approved by shareholders of CoreFunds Intermediate, the Board of Directors of CoreFunds, Inc. will consider other possible courses of action in the best interests of shareholders.

Federal Income Tax Consequences

         The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of the Reorganization, CoreFunds Intermediate will receive an opinion of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Reorganization:

         (1) The transfer of all of the assets of CoreFunds Intermediate solely in exchange for shares of Evergreen High Grade and the assumption by Evergreen High Grade of the identified liabilities, followed by the distribution of Evergreen High Grade's shares by CoreFunds Intermediate in dissolution and liquidation of CoreFunds Intermediate, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and Evergreen High Grade and CoreFunds Intermediate will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) No gain or loss will be recognized by CoreFunds Intermediate on the transfer of all of its assets to Evergreen High Grade solely in exchange for Evergreen High Grade's shares and the assumption by Evergreen High Grade of the identified liabilities of CoreFunds Intermediate or upon the distribution of Evergreen High Grade's shares to CoreFunds Intermediate's shareholders in exchange for their shares of CoreFunds Intermediate;

         (3) The tax basis of the assets transferred will be the same to Evergreen High Grade as the tax basis of such assets to CoreFunds Intermediate immediately prior to the Reorganization, and the holding period of such assets in the hands of Evergreen High Grade will include the period during which the assets were held by CoreFunds Intermediate;

         (4) No gain or loss will be recognized by Evergreen High Grade upon the receipt of the assets from CoreFunds Intermediate solely in exchange for the shares of Evergreen High Grade and the assumption by Evergreen High Grade of the identified liabilities of CoreFunds Intermediate;

         (5) No gain or loss will be recognized by CoreFunds Intermediate's shareholders upon the issuance of the shares of Evergreen High Grade to them, provided they receive solely such shares (including fractional shares) in exchange for their shares of CoreFunds Intermediate; and

         (6) The aggregate tax basis of the shares of Evergreen High Grade, including any fractional shares, received by each of the shareholders of CoreFunds Intermediate pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of CoreFunds Intermediate held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of Evergreen High Grade, including fractional shares, received by each such shareholder will include the period during which the shares of CoreFunds Intermediate exchanged therefor were held by such shareholder (provided that the shares of CoreFunds Intermediate were held as a capital asset on the date of the Reorganization).

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of CoreFunds Intermediate would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Fund shares and the fair market value of Evergreen High Grade shares he or she received. Shareholders of CoreFunds Intermediate should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Evergreen High Grade. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of CoreFunds
Intermediate should also consult their tax advisers as to the state and local tax consequences, if any, of the Reorganization.

         Capital loss carryforwards of CoreFunds Intermediate will be available to Evergreen High Grade to offset capital gains recognized after the Reorganization, subject to limitations imposed by the Code. These limitations provide generally that the amount of loss carryforward which may be used in any year following the closing is an amount equal to the value of all of the outstanding stock of CoreFunds Intermediate immediately prior to the Reorganization, multiplied by a long-term tax-exempt bond rate determined monthly by the Internal Revenue Service. The rate for February, 1998 was 5.23%. A capital loss carryforward may generally be used without any limit to offset gains recognized on sale of assets transferred by CoreFunds Intermediate to Evergreen High Grade pursuant to the

Reorganization, to the extent of the excess of the value of any such asset on the closing date of the Reorganization over its tax basis.

Pro-forma Capitalization

         The following table sets forth the capitalizations of Evergreen High Grade and CoreFunds Intermediate as of December 31, 1997, and the capitalization of Evergreen High Grade on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.90070 and 0.90070 Class Y and Class A shares, respectively, of Evergreen High Grade issued for each Class Y and Class A share, respectively, of CoreFunds Intermediate.

                    Capitalization of CoreFunds Intermediate,
                       Evergreen High Grade and Evergreen
                             High Grade (Pro Forma)


                                                                                             Evergreen
                                                                                             High Grade
                                                                                             (After
                                       CoreFunds                  Evergreen                  Reorgani-
                                       Intermediate               High Grade                 zation)
                                       ----------                 ----------                 ----------

Net Assets
   Class A........................     $965,838                   $46,568,009                $47,533,847
   Class B........................     N/A                        $32,896,746                $32,896,746
   Class Y........................     $906,211                   $25,203,936                $26,110,147
                                       ------------               -----------                ------------
Total Net Assets .                     $1,872,049                 $104,668,691               $106,540,740
Net Asset Value Per
Share
   Class A........................     $10.25                     $11.38                     $11.38
   Class B........................     N/A                        $11.38                     $11.38
   Class Y........................     $10.25                     $11.38                     $11.38
Shares Outstanding
   Class A........................     94,207                     4,090,585                  4,175,438
   Class B........................     N/A                        2,889,689                  2,889,689
   Class Y........................     88,385                     2,213,947                  2,293,556
                                       -----------                ---------                  ----------
   All Classes....................     182,592                    9,194,221                  9,358,682

         The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

Shareholder Information

         As of May 29, 1998 (the "Record  Date"),  the following  number of each
Class  of  shares  of  beneficial   interest  of  CoreFunds   Intermediate  were
outstanding:


Class of Shares
---------------

Class Y........................................
Class A........................................
All Classes....................................

         As of March 31, 1998, the officers and Directors of CoreFunds, Inc. beneficially owned as a group less than 1% of the outstanding shares of CoreFunds Intermediate. To CoreFunds, Inc.'s knowledge, the following persons owned beneficially or of record more than 5% of CoreFunds Intermediate's total outstanding shares as of March 31, 1998:



                                                                             Percentage
                                                                             of Shares              Percentage of
                                                                             of Class               Shares of
                                                                             Before                 Class After
                                                      No. of                 Reorgani-              Reorgani-
Name and Address                        Class         Shares                 zation                 zation
----------------                        -----         ------                 ---------              ---------

Patterson & Co                          Y             40,316.662             42.60%                 1.54%
PNB Personal Trust
Acctg
P.O. Box 7829
Philadelphia, PA
19101-7829
                                        Y             52,623.158             55.60%                 2.01%
Patterson & Co
PNB Personal Trust
Acctg
P.O. Box 7829
Philadelphia, PA
19101-7829
                                        A             12,392.887             13.43%                 0.19%

National Financial
Services Corp. For
Exclusive Use of Our
Customers
200 Liberty St.
4th Floor
1 World Financial
Center
New York NY  10281-
1003






                                                                             Percentage
                                                                             of Shares              Percentage of
                                                                             of Class               Shares of
                                                                             Before                 Class After
                                                      No. of                 Reorgani-              Reorgani-
Name and Address                        Class         Shares                 zation                 zation
----------------                        -----         ------                 ---------              ---------
Joseph T. Oprocha &                     A             5,332.993              5.78%                  0.08%
Theresa E. Oprocha
JTTEN
107 Snyder Ave.
Philadelphia PA
19148-2617
                                        A             5,164.372              5.60%                  0.08%
Irene Sungaila
5214 Burton Street
Philadelphia PA
19124-1502
                                        A             5,993.876              6.50%                  0.09%
Thomas Glenn
827 North 63rd St.
Philadelphia  PA
19151-3411
                                        A             5,016.694              5.44%                  0.08%
Lowell S. Hunter
25 Hunter Road
Lambertville, NJ
08530-2704


                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

         The following discussion is based upon and qualified in its entirety by the descriptions of the respective investment objectives, policies and restrictions set forth in the respective Prospectuses and Statement of Additional Information of the Funds. The investment objective, policies and restrictions of Evergreen High Grade can be found in the Prospectuses of Evergreen High Grade under the caption "Description of the Funds - Investment Objectives and Policies" and "Investment Practices and Restrictions." Evergreen High Grade's Prospectuses also offer additional funds advised by FUNB or its affiliates. These additional funds are not involved in the Reorganization, their investment objectives and policies are not discussed in this Prospectus/Proxy Statement, and their shares are not offered hereby. The investment objective, policies and restrictions of CoreFunds Intermediate can be found in the respective Prospectuses of the Fund under the caption "Information on the Funds." Unlike the investment objective of CoreFunds Intermediate, which is fundamental, the investment objective of Evergreen High Grade is non-fundamental and can be changed by the Board of Trustees without shareholder approval.

         The investment objective of Evergreen High Grade is to achieve a high level of federally tax free income that is consistent with preservation of capital. These securities are "Municipal Securities." (See below). At least 65% of the value of the total assets of Evergreen High Grade will be invested in high grade bonds. High grade bonds mean: bonds insured by a municipal bond insurance company which is rated AAA by S&P and/or Aaa by Moody's; bonds rated A or better by S&P or Moody's; or, if unrated, of comparable quality as determined by Evergreen High Grade's investment adviser. The insurance guarantees the timely payment of principal and interest, but not the value of the municipal bonds or the shares of Evergreen High Grade. Evergreen High Grade may also purchase instruments having variable amount master demand notes. These notes represent a borrowing arrangement between a commercial paper issuer (borrower) and an institutional lender, such as the Fund, and are payable upon demand. The underlying amount of the loan may vary during the course of the contract, as may the interest on the outstanding amount, depending on a stated short-term interest rate index.

         Under normal circumstances, at least 80% of CoreFunds Intermediate's assets are invested in Municipal Securities the interest on which is exempt from regular federal income taxes in the opinion of counsel to the issuer. Up to 20% of the Fund's assets can be invested in taxable obligations for defensive purposes or when appropriate tax-exempt securities are not available. CoreFunds Intermediate strives to provide a return greater than bond indices such as the Lehman Brothers 7-year Municipal Bond Index.

         The Municipal Securities in which evergreen High Grade invests are debt obligations issued by states, territories and possessions of the United States ("U.S.") and by the District of Columbia, and their political subdivisions and duly constituted authorities, the interest from which is exempt from federal income tax other than the Alternative Minimum Tax ("AMT").

         Under current tax law, a distinction is drawn between Municipal Securities issued to finance certain "private activities" and other Municipal Securities. Such private activity bonds include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, student loan programs, and water and sewage projects. Interest income from such "private activity bonds" ("AMT-Subject Bonds") becomes an item of "tax preference" which is subject to the AMT when received by a person in a tax year during which such person is subject to that tax. Because interest income on AMT-Subject Bonds is taxable to certain investors, it is expected, although there can be no guarantee, that such Municipal Securities generally will provide somewhat higher yields than other Municipal Securities of comparable quality and maturity.

         Both Evergreen High Grade and CoreFunds Intermediate invest in Municipal Securities so long as they are determined to be of high or upper medium quality. Municipal securities meeting this criteria include bonds rated A or higher by S&P, Moody's or another nationally recognized statistical rating organization ("NRSRO"); notes rated SP-1 or SP-2 by S&P or MIG-1 or MIG-2 by Moody's or rated VMIG-1 or VMIG-2 by Moody's in the case of variable rate demand notes or having comparable ratings from another SRO; and commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or having comparable ratings from another SRO. Each Fund may also invest in general obligation bonds which are rated BBB by S&P, Baa by Moody's or bear a similar rating from another SRO. Medium grade bonds are more susceptible to adverse economic conditions or changing circumstances than higher rate bonds. However, like the higher rated bonds, these securities are considered to be investment grade. Each Fund may also purchase Municipal Securities which are unrated at the time of purchase, if such securities are determined by the Fund's investment adviser to be of comparable quality.

         The ability of each Fund to meet its investment objective is necessarily subject to the ability of municipal issuers to meet their payment obligations. In addition, a Fund's portfolio will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by it.

         Municipal Securities. Municipal Securities include municipal bonds, short-term municipal notes and tax-exempt commercial paper. "Municipal
Securities" are debt obligations issued to obtain funds for various public purposes that are exempt from federal income tax in the opinion of issuer's counsel. The two principal classifications of Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific source such as from the user of the facility being financed. The term "Municipal Securities" also includes "moral obligation" issues which are normally issued by special purpose authorities. Industrial development bonds ("IDBs") and private activity bonds ("PABs") are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Participation interests are interests in Municipal Securities, including IDBs and PABs, and floating and variable rate obligations that are owned by banks. These interests carry a demand feature permitting the holder to tender them back to the bank, which demand feature is backed by an irrevocable letter of credit or guarantee of the bank. A put bond is a municipal bond which gives the holder the unconditional right to sell the bond back to the issuer at a specified price and exercise date, which is typically well in advance of the bond's maturity date. "Short-term municipal notes" and "tax-exempt commercial paper" include tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

Municipal Bond Insurance. Evergreen High Grade will require municipal bond insurance when purchasing Municipal Securities which would not otherwise meet the Fund's quality standards. Evergreen High Grade may also require insurance when, in the opinion of the Fund's investment adviser, such insurance would benefit the Fund (for example, through improvement of portfolio quality or increased liquidity of certain securities). The purpose of municipal bond insurance is to guarantee the timely payment of principal at maturity and interest. CoreFunds Intermediate does not require such insurance.

         Securities in Evergreen High Grade's portfolio may be insured in one of two ways: (1) by a policy applicable to a specific security, obtained by the issuer of the security or by a third party ("Issuer-Obtained Insurance") or (2) under master insurance policies issued by municipal bond insurers, purchased by the Fund (the "Policies"). If a security's coverage is Issuer- Obtained, then that security does not need to be covered in the Policies. Annual premiums for these Policies are paid by the Fund and are estimated to range from 0.10% to 0.25% of the value of the Municipal Securities covered under the Policies, with an average annual premium rate of approximately 0.175%. While the insurance feature reduces financial risk, the cost thereof and the restrictions on investment imposed by the guidelines in the Policies reduce the yield to shareholders.

Floating Rate and Variable Rate Obligations. Municipal Securities also include certain variable rate and floating rate municipal obligations with or without demand features. Each Fund may invest in floating rate and variable rate obligations. These variable rate securities do not have fixed interest rates; rather, those rates fluctuate based upon changes in specified market rates, such as the prime rate, or are adjusted at predesignated periodic intervals. Certain of these obligations may carry a demand feature that gives Evergreen High Grade the right to demand prepayment of the principal amount of the security prior to its maturity date. The demand obligation may or may not be backed by letters of credit or other guarantees of banks or other financial institutions. Such guarantees may enhance the quality of the security.

When-Issued or Delayed Delivery Securities. Evergreen High Grade may purchase securities on a when-issued or delayed delivery basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). CoreFunds Intermediate may invest up to 25% of its total assets in such securities. When Evergreen High Grade purchases securities on a when-issued or delayed delivery basis, it assumes the risks of ownership at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by Evergreen High Grade on a when-issued or delayed delivery basis may result in the Fund incurring a loss or missing an opportunity to make an alternative investment.

Stand-by Commitments. Evergreen High Grade may also acquire "stand-by commitments" with respect to Municipal Securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified Municipal Securities at a specific price. Failure of the dealer to purchase such Municipal Securities may result in Evergreen High Grade incurring a loss or missing an opportunity to make an alternative investment. Evergreen High Grade maintains cash or liquid high grade debt obligations in a segregated account with its custodian in an amount equal to such commitments.

Taxable Investments. Evergreen High Grade may temporarily invest up to 20% of its total assets in taxable securities under any one or more of the following circumstances: (a) pending investment of proceeds of sale of Fund shares or of portfolio securities, (b) pending settlement of purchases of portfolio securities, and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, Evergreen High Grade may temporarily invest more than 20% of its total assets in taxable securities for defensive purposes. Evergreen High Grade may invest for defensive purposes during periods when its assets available for investment exceed the available Municipal Securities that meet its quality and other investment criteria. Taxable securities in which Evergreen High Grade may invest on a short-term basis include obligations of the U.S. government, its agencies or instrumentalities, including repurchase agreements with banks or securities dealers involving such securities; time deposits maturing in not more than seven days; other debt securities rated within the two highest ratings assigned by any major rating service; commercial paper rated in the highest grade by Moody's, S&P or any SRO; and certificates of deposit issued by U.S. branches of U.S. banks with assets of $1 billion or more. CoreFunds
Intermediate may also invest up to 20% of its total assets in taxable obligations for defensive purposes or when appropriate tax-exempt securities are not available.

Repurchase Agreements. Evergreen High Grade may enter into repurchase agreements with member banks of the Federal Reserve System, including State Street Bank and Trust Company, the Fund's custodian ("State Street" or "Custodian"), or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. government securities. A repurchase agreement is an arrangement pursuant to which a buyer purchases a security and simultaneously agrees to resell it to the vendor at a price that results in an agreed-upon market rate of return which is effective for the period of time (which is normally one to seven days, but may be longer) the buyer's money is invested in the security. The arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. CoreFunds Intermediate may invest up to 20% of its total assets in repurchase agreements.

Illiquid and Restricted Securities. Each Fund may invest up to 15% of its net assets in illiquid securities and securities subject to restrictions on resale under the federal securities laws.

Other Investment Policies. Each Fund may borrow funds and agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed upon date and price (a "reverse repurchase agreement") for temporary or emergency purposes. Each Fund may borrow in amounts up to one-third of its net assets. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

         In order to generate income and to offset expenses, each Fund may lend portfolio securities to brokers, dealers and other financial organizations. The Fund's investment adviser will monitor the creditworthiness of such borrowers. Loans of securities will be collateralized by cash, letters of credit or U.S. government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and may invest the cash collateral, thereby increasing its return. The Fund will have the right to call any such loan and obtain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities which occurs during the term of the loan would affect a Fund and its investors. Each Fund may pay reasonable fees in connection with such loans.


                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

Forms of Organization

         Evergreen Municipal Trust and CoreFunds, Inc. are open-end management investment companies registered with the SEC under the 1940 Act, which continuously offer shares to the public. Evergreen Municipal Trust is organized as a Delaware business trust and is governed by its Declaration of Trust, By-Laws and a Board of Trustees. CoreFunds, Inc. is organized as a Maryland corporation and is governed by its Articles of Incorporation, By-Laws and a Board of Directors. Each entity is also governed by applicable Delaware, Maryland and federal law. Evergreen High Grade is a series of Evergreen Municipal Trust and CoreFunds Intermediate is a series of CoreFunds, Inc.

Capitalization

         The beneficial interests in Evergreen High Grade are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share. CoreFunds, Inc. authorized shares consist of 30 billion shares of common stock, par value $.001 per share, of which 100 million are classified as Class Y shares and 100 million are classified as Class A shares of CoreFunds Intermediate. Evergreen Municipal Trust's Declaration of Trust and CoreFunds, Inc.'s Articles of Incorporation permit the Trustees or Directors, respectively, to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees or Directors, respectively, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund's shares represent equal proportionate interests in the assets belonging to the Funds. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees or Directors. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by Fund as to matters, such as approval of or amendments to investment advisory agreements or proposed reorganizations, that affect only their particular Fund.

Shareholder Liability

         Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists in any other state. As a result, to the extent that Evergreen Municipal Trust or a shareholder is subject to the jurisdiction of courts in those states, it is possible that a court may not apply Delaware law, and may thereby subject shareholders of Evergreen Municipal Trust to liability. To guard against this risk, the Declaration of Trust of Evergreen Municipal Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Municipal Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen Municipal Trust is remote.

         Under Maryland law, shareholders of CoreFunds Intermediate have no personal liability as such for the acts or obligations of the Fund or CoreFunds, Inc., as the case may be.

Shareholder Meetings and Voting Rights

         Neither Evergreen Municipal Trust on behalf of Evergreen High Grade nor CoreFunds, Inc. on behalf of CoreFunds Intermediate is required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Director must be called when requested in writing by the holders of at least 10% of the outstanding shares of Evergreen Municipal Trust or CoreFunds, Inc. In addition, each is required to call a meeting of shareholders for the purpose of electing Trustees or Directors if, at any time, less than a majority of the Trustees or Directors then holding office were elected by shareholders. Neither Evergreen Municipal Trust nor CoreFunds, Inc.

currently intends to hold regular shareholder meetings and neither entity permits cumulative voting. Except when a larger quorum is required by applicable law, with respect to Evergreen High Grade, twenty-five percent (25%) of the outstanding shares entitled to vote, and with respect to CoreFunds Intermediate, a majority of the outstanding shares entitled to vote constitutes a quorum for consideration of such matter. For Evergreen High Grade, a majority of the votes cast and entitled to vote, and for CoreFunds Intermediate, a majority of the outstanding shares, is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

         Under the Declaration of Trust of Evergreen Municipal Trust, each share of Evergreen High Grade will be entitled to one vote for each dollar of net asset value applicable to each share. Under the voting provisions governing CoreFunds Intermediate, each share is entitled to one vote. Over time, the net asset values of the mutual funds which are each a series of CoreFunds, Inc. have changed in relation to one another and are expected to continue to do so in the future. Because of the divergence in net asset values, a given dollar investment in a fund with a lower net asset value will purchase more shares, and under CoreFunds Intermediate's voting provisions, have more votes, than the same investment in a fund with a higher net asset value. Under the Declaration of Trust of Evergreen Municipal Trust, voting power is related to the dollar value of the shareholders' investment rather than to the number of shares held.

Liquidation or Dissolution

         In the event of the liquidation of Evergreen High Grade or CoreFunds Intermediate, the shareholders are entitled to receive, when and as declared by the Trustees or Directors, respectively, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

         The  By-Laws  of  CoreFunds,  Inc.  provide  that a  present  or former
Director or officer is entitled to indemnification to the full extent permissible under the laws of the State of Maryland and the 1940 Act against liabilities and expenses with respect to claims related to his or her position with CoreFunds, Inc., provided that no indemnification shall be provided to a Director or officer against any liability to CoreFunds, Inc. or any shareholder by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         Under the Declaration of Trust of Evergreen Municipal Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee
(i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of Evergreen Municipal Trust, Articles of Incorporation of CoreFunds, Inc., By-Laws, Delaware and Maryland law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, Articles of Incorporation of CoreFunds, Inc., By-Laws, Delaware and Maryland law directly for more complete information.

              INFORMATION REGARDING THE INTERIM ADVISORY AGREEMENT

Introduction

         In view of the Merger discussed above, and the factors discussed below, the Board of Directors of CoreFunds, Inc. recommends that shareholders of CoreFunds Intermediate approve the Interim Advisory Agreement. The Merger became effective on May 15, 1998. Pursuant to an order received from the SEC all fees payable under the Interim Advisory Agreement will be placed in escrow and paid to CSIA if shareholders approve the contract within 150 days of its effective date. The Interim Advisory Agreement will remain in effect until the earlier of the Closing Date for the Reorganization or two years from its effective date. The terms of the Interim Advisory Agreement are essentially the same as the Previous Advisory Agreement (as defined below). The only difference between the Previous Advisory Agreement and the Interim Advisory Agreement, if approved by shareholders, is the length of time each Agreement is in effect. A description of the Interim Advisory Agreement pursuant to which CSIA continues as investment adviser to CoreFunds Intermediate, as well as the services to be provided by CSIA pursuant thereto, is set forth below under "Advisory Services." The description of the Interim Advisory Agreement in this Prospectus/Proxy Statement is qualified in its entirety by reference to the Interim Advisory Agreement, attached hereto as Exhibit B.

         CSIA, a Pennsylvania corporation, is an indirect wholly-owned subsidiary of First Union. CSIA's address is 1500 Market Street, Philadelphia, Pennsylvania 19102. CSIA has served as investment adviser pursuant to an Investment Advisory Contract dated April 12, 1996. As used herein, the
Investment Advisory Agreement for CoreFunds Intermediate is referred to as the "Previous Advisory Agreement." At a meeting of the Board of Directors of CoreFunds, Inc. held on February 6, 1998, the Directors, including a majority of the Independent Directors, approved the Interim Advisory Agreement for CoreFunds Intermediate.

         The Directors have authorized CoreFunds, Inc., on behalf of CoreFunds Intermediate, to enter into the Interim Advisory Agreement with CSIA. Such Agreement became effective on May 15, 1998. If the Interim Advisory Agreement for CoreFunds Intermediate is not approved by shareholders, the Directors will consider appropriate actions to be taken with respect to CoreFunds Intermediate's investment advisory arrangements at that time. The Previous Advisory Agreement was last approved by the Directors, including a majority of the Independent Directors, on June 5, 1997.

Comparison of the Interim Advisory Agreement and the Previous
Advisory Agreement

         Advisory Services. The management and advisory services to be provided by CSIA under the Interim Advisory Agreement are identical to those currently provided by CSIA under the Previous Advisory Agreement. Under the Previous Advisory Agreement and Interim Advisory Agreement, CSIA manages the investment portfolio of CoreFunds Intermediate, makes decisions about and places orders for all purchases and sales of the Fund's securities, and maintains certain records relating to these purchases and sales.

         SEI currently acts as administrator of CoreFunds Intermediate. SEI will continue during the term of the Interim Advisory Agreement as CoreFunds Intermediate's administrator for the same compensation as currently received. See "Summary - Administrators."

         Fees. The investment advisory fees for CoreFunds Intermediate under the Previous Advisory Agreement and the Interim Advisory
Agreement are identical.  See "Summary - Investment Advisers."

         Payment  of  Expenses  and  Transaction  Charges.  Under  the  Previous
Advisory Agreement, CSIA was required to pay all expenses incurred by it in connection with its activities under the Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund and the cost of obtaining market quotations of portfolio securities held by the Fund.

         The Interim Advisory Agreement contains an identical provision.

         Limitation of Liability. The Previous Advisory Agreement provided that CSIA was not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of CSIA in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

         The Interim Advisory Agreement contains an identical provision.

         Termination; Assignment. The Interim Advisory Agreement provides that it may be terminated without penalty by vote of a majority of the outstanding voting securities of CoreFunds Intermediate (as defined in the 1940 Act) or by a vote of a majority of CoreFunds, Inc.'s entire Board of Directors on 60 days' written notice to CSIA or by CSIA on 60 days' written notice to CoreFunds, Inc. Also, the Interim Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act).

         The Previous Advisory Agreement contained identical provisions as to termination and assignment.

Information About CoreFunds Intermediate's Investment Adviser

         CSIA, a registered investment adviser, manages, in addition to the Fund, other funds of CoreFunds, Inc. The name and address of each executive officer and director of CSIA is set forth in Appendix A to this Prospectus/Proxy Statement.

         During the fiscal years ended June 30, 1997, 1996 and 1995, CSIA received from CoreFunds Intermediate management fees of $2,779, $871 and $2,752, respectively, and voluntarily waived fees of $6,279, $5,571 and $6,425, respectively. CSIA is currently waiving a portion of its management fee. See "Comparison of Fees and Expenses." CoreStates Bank, N.A. acts without charge as custodian for CoreFunds Intermediate.

         The Board of Directors considered the Interim Advisory Agreement as part of its overall approval of the Plan. The Board of Directors considered, among other things, the factors set forth above in "Reasons for the Reorganization." The Board of Directors also considered the fact that there were no material differences between the terms of the Interim Advisory Agreement and the terms of the Previous Advisory Agreement.

                   THE DIRECTORS OF COREFUNDS, INC. RECOMMEND

                 THAT THE SHAREHOLDERS OF COREFUNDS INTERMEDIATE
                     APPROVE THE INTERIM ADVISORY AGREEMENT

                             ADDITIONAL INFORMATION

         Evergreen High Grade. Information concerning the operation and management of Evergreen High Grade is incorporated herein by reference from the Prospectuses, as supplemented, dated September 3, 1997, copies of which are enclosed, and Statement of Additional Information of the same date. A copy of such Statement of Additional Information is available upon request and without charge by writing to Evergreen High Grade at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-343-2898.

         CoreFunds Intermediate. Information about the Fund is included in its current Prospectuses dated November 1, 1997 and in the Statement of Additional Information of the same date, that have been filed with the SEC, all of which are incorporated herein by reference. Copies of the Prospectuses and Statement of Additional Information are available upon request and without charge by writing to CoreFunds Intermediate at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-355- 2673.

         Evergreen High Grade and CoreFunds Intermediate are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material, and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional
Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Seven World Trade Center, Suite 1300, New York, New York 10048.

         The SEC maintains a Web site (http://www.sec.gov) that contains each Fund's Statement of Additional Information and other material incorporated by reference together with other information regarding Evergreen High Grade and CoreFunds Intermediate.

                    VOTING INFORMATION CONCERNING THE MEETING

         This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Directors of CoreFunds, Inc. to be used at the Special Meeting of Shareholders to be held at 2:00 p.m., July 17, 1998, at the offices of the Evergreen Funds, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the meeting and a proxy card, is first being mailed to shareholders of CoreFunds Intermediate on or about June 8, 1998. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of a majority of the outstanding shares at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Reorganization, FOR the Interim Advisory Agreement and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will have the effect of being counted as votes against the Plan and the Interim Advisory Agreement which must be approved by a percentage of the shares present at the Meeting or a majority of the outstanding voting securities. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of CoreFunds, Inc. at the address set forth on the cover of this Prospectus/Proxy Statement. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby and FOR approval of the Interim Advisory Agreement.

         Approval of the Plan will require the affirmative vote of a majority of the outstanding shares, with all classes voting together as a single class at the Meeting at which a quorum of the Fund's shares is present. Approval of the Interim Advisory Agreement will require the affirmative vote of (i) 67% or more of the outstanding voting securities present at the Meeting if holders of more than 50% of the outstanding voting securities are present, in person or by proxy, at the Meeting, or (ii) more than 50% of the outstanding voting securities, whichever is less, with all classes voting together as one class. Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote.

         Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal solicitations conducted by officers and employees of FUNB or CSIA, their affiliates or other representatives of CoreFunds Intermediate (who will not be paid for their soliciting activities). Shareholder Communications Corporation ("SCC") and its agents have been engaged by CoreFunds Intermediate to assist in soliciting proxies, and may call shareholders to ask if they would be willing to authorize SCC to execute a proxy on their behalf authorizing the voting of their shares in accordance with the instructions given over the telephone by the shareholders. In addition, shareholders may call SCC at 1- 800-733-8481 extension 468 between the hours of 9:00 a.m. and 11:00 p.m. Eastern time in order to initiate the processing of their votes by telephone. SCC will utilize a telephone vote solicitation procedure designed to authenticate the shareholder's identity by asking the shareholder to provide his or her social security number (in the case of an individual) or taxpayer identification number (in the case of an entity). The shareholder's telephone instructions will be implemented in a proxy executed by SCC and a confirmation will be sent to the shareholder to ensure that the vote has been authorized in accordance with the shareholder's instructions. Although a shareholder's vote may be solicited and cast in this manner, each shareholder will receive a copy of this Prospectus/Proxy Statement and may vote by mail using the enclosed proxy card. CoreFunds Intermediate believes that this telephonic voting system complies with applicable law and has reviewed an opinion of counsel to that effect.

         If you wish to participate in the Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement, vote by telephone, vote by fax or attend in person. Any proxy given by you is revocable.

         In the event that sufficient votes to approve the Reorganization are not received by July 17, 1998, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder who objects to the proposed Reorganization will not be entitled under either Maryland law or the Articles of Incorporation of CoreFunds, Inc. to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Reorganization is consummated, shareholders will be free to redeem the shares of Evergreen High Grade which they receive in the transaction at their then-current net asset value. Shares of CoreFunds Intermediate may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of CoreFunds Intermediate may wish to consult their tax advisers as to any differing consequences of redeeming Fund shares prior to the Reorganization or exchanging such shares in the Reorganization.

         CoreFunds Intermediate does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of CoreFunds, Inc. at the address set forth on the cover of this Prospectus/Proxy Statement such that they will be received by the Fund in a reasonable period of time prior to any such meeting.

         The votes of the shareholders of Evergreen High Grade are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

         NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise CoreFunds Intermediate whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

                        FINANCIAL STATEMENTS AND EXPERTS

         The Annual Report of Evergreen High Grade as of May 31, 1997, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of Price Waterhouse LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

         The financial statements and financial highlights of CoreFunds Intermediate incorporated in this Prospectus/Proxy Statement by reference from the Annual Report of CoreFunds, Inc. for the year ended June 30, 1997 have been audited by Ernst & Young LLP, independent auditors, as stated in their report, which is incorporated herein by reference and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Evergreen High Grade will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                                 OTHER BUSINESS

         The Directors of CoreFunds, Inc. do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

         THE DIRECTORS OF COREFUNDS, INC. RECOMMEND APPROVAL OF THE PLAN AND THE INTERIM ADVISORY AGREEMENT, AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF
THE PLAN AND THE INTERIM ADVISORY AGREEMENT.

June 1, 1998

                                   APPENDIX A

         The names and addresses of the principal executive officers and directors of CoreStates Investment Advisers, Inc. are as follows:

OFFICERS:


Name                                             Address
----                                             -------
David C. Francis, Chief                First Union National Bank
Investment Officer                     201 South College Street
                                       Charlotte, North Carolina 28288-
                                       1195
L. Robert Cheshire, Vice               First Union National Bank
President                              201 South College Street
                                       Charlotte, North Carolina 28288-
                                       1195
John E. Gray, Vice                     First Union National Bank
President                              201 South College Street
                                       Charlotte, North Carolina 28288-
                                       1195
Dillon S. Harris, Jr., Vice            First Union National Bank
President                              201 South College Street
                                       Charlotte, North Carolina 28288-
                                       1195
J. Kellie Allen, Vice                  First Union National Bank
President                              201 South College Street
                                       Charlotte, North Carolina 28288-1195


DIRECTORS:



Name                                                Address
----                                                -------
Donald A. McMullen                          First Union National Bank
                                            201 South College Street
                                            Charlotte, North Carolina 28288-
                                            1195
William M. Ennis                            First Union National Bank
                                            201 South College Street
                                            Charlotte, North Carolina 28288-
                                            1195
William D. Munn                             First Union National Bank
                                            201 South College Street
                                            Charlotte, North Carolina 28288-1195

                                        EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 15th day of April, 1998, by and between Evergreen Municipal Trust, a Delaware business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Trust"), with respect to its Evergreen High Grade Tax Free Fund series (the "Acquiring Fund"), and CoreFunds, Inc., a Maryland corporation, with its principal place of business at 530 East Swedesford Road, Wayne, Pennsylvania 19087 ("CoreFunds"), with respect to its Intermediate Municipal Bond Fund series (the "Selling Fund").

         This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A and Class Y shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, both Funds are authorized to issue their shares of beneficial interest or shares of common stock, as the case may be;

         WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund's shareholders;

         WHEREAS, based on the information furnished by CoreStates Investment Advisers, Inc. and First Union National Bank, the Directors of CoreFunds have determined that the Selling Fund should exchange all of its assets and the identified liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

         TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring
Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of each such class of the Selling Fund by the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing Date").

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

         The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the

Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the Reorganization or would violate the Selling Fund's fiduciary duty to its shareholders.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the combined Prospectus and Proxy Statement on Form N-14 to be distributed to shareholders of the Selling Fund as described in paragraph 5.7.

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8  TERMINATION.   The  Selling  Fund  shall  be  terminated  promptly
following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to each of its classes by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of Class A and Class Y shares of the Selling Fund will receive Class A and Class Y shares, respectively, of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The Closing (the "Closing") shall take place on or about July 27, 1998 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 CUSTODIAN'S CERTIFICATE. CoreStates Bank, N.A., as custodian for the Selling Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that (a) the Selling Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

         3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.4 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, as transfer agent for the Selling Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, its transfer agent, to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of CoreFunds or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland.

                  (b) The Selling Fund is a separate investment series of a Maryland corporation that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectuses and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of CoreFunds' Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The financial statements of the Selling Fund at December 31, 1997 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since December 31, 1997 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Prospectus and Proxy Statement of the Selling Fund to be included in the Registration Statement (as defined in paragraph 5.7)(other than information therein that relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The financial statements of the Acquiring Fund at May 31, 1997 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

                  (g) Since May 31, 1997 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the
Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

                  (n) The Prospectus and Proxy Statement (as defined in paragraph 5.7) to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 APPROVAL OF SHAREHOLDERS. CoreFunds will call a meeting of the Selling Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing

Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Price Waterhouse LLP and certified by CoreFunds' President and Treasurer.

         5.7 PREPARATION OF FORM N-14 REGISTRATION STATEMENT. The Selling Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the proxy statement, referred to in paragraph 4.1(o) (the "Prospectus and Proxy Statement"), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act in connection with the meeting of the Selling Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

         5.8 CAPITAL LOSS CARRYFORWARDS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquiring Fund and the Selling Fund shall cause Price Waterhouse LLP to issue a letter addressed to the Acquiring Fund and the Selling Fund, in form and substance satisfactory to the Funds, setting forth the federal income tax implications relating to capital loss carryforwards (if any) of the Selling Fund and the related impact, if any, of the proposed transfer of all of the assets of the Selling Fund to the Acquiring Fund and the ultimate dissolution of the Selling Fund, upon the shareholders of the Selling Fund.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus and Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Fund at which the contents of the Prospectus and Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus and Proxy Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Trust's officers and other representatives of the Acquiring Fund), no facts have come to their attention that lead them to believe that the Prospectus and Proxy Statement as of its date, as of the date of the Selling Fund Shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Acquiring Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Acquiring Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Selling Fund, contained in the Prospectus and Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of CoreFunds and the Selling Fund. Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

         In this paragraph 6.2, references to the Prospectus and Proxy Statement include and relate to only the text of such Prospectus and Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

         6.3 The merger between First Union Corporation and CoreStates Financial Corp shall be completed prior to the Closing Date.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring
Fund on the Closing Date a certificate executed in its name by CoreFunds' President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of CoreFunds.

         7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Morgan, Lewis & Bockius LLP, counsel to the Selling Fund, in a form satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a separate investment series of a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Maryland corporation registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of CoreFunds' Articles of Incorporation or By-laws, or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus and Proxy Statement of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (g) Such counsel does not know of any legal or governmental proceedings, insofar as they relate to the Selling Fund existing on or before the date of mailing of the Prospectus and Proxy Statement and the Closing Date, required to be described in the Prospectus and Proxy Statement or to be filed as an exhibit to the Registration Statement which are not described or filed as required.

                  (h) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus and Proxy Statement.

                  (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

         Such counsel shall also state that they have participated in conferences with officers and other representatives of the Selling Fund at which the contents of the Prospectus and Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus and Proxy Statement (except to the extent indicated in paragraph (f) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of CoreFunds' officers and other representatives of the Selling Fund), no facts have come to their attention that lead them to believe that the Prospectus and Proxy Statement as of its date, as of the date of the Selling Fund Shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Selling Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Selling Fund not misleading. Such opinion may state that they do not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Acquiring Fund, contained in the Prospectus and Proxy Statement or Registration Statement, and that such opinion is solely for the benefit of the Trust and the Acquiring Fund.

         Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Morgan, Lewis & Bockius LLP appropriate to render the opinions expressed therein, and shall indicate, with respect to matters of Maryland law, that as Morgan, Lewis & Bockius LLP are not admitted to the bar of Maryland, such opinions are based either upon the review of published statutes, cases and rules and regulations of the State of Maryland or upon an opinion of Maryland counsel.

         In this paragraph 7.3, references to the Prospectus and Proxy Statement include and relate to only the text of such Prospectus and Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

         7.4 The merger between First Union Corporation and CoreStates Financial Corp shall be completed prior to the Closing Date.

                                  ARTICLE VIII

                  FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of CoreFunds' Articles of Incorporation and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's net investment company taxable income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

         8.6 The parties shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

         8.7 The Acquiring Fund shall have received from Price Waterhouse LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund; and

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratios appearing in the Registration Statement and Prospectus and Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by Selling Fund's management and were found to be mathematically correct.

         In addition, the Acquiring Fund shall have received from Price Waterhouse LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect, that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the calculation of net asset value per share of the Selling Fund as of the Valuation Date was determined in accordance with generally accepted accounting practices and the portfolio valuation practices of the Acquiring Fund.

         8.8 The Selling Fund shall have received from Price Waterhouse LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (c) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratio appearing in the Registration Statement and Prospectus and Proxy Statement agree with written estimates by each Fund's management and were found to be mathematically correct.


                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund will be borne by First Union National Bank ("FUNB"). Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus and Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees. In the event that the merger of First Union Corporation and CoreStates Financial Corp is not completed, this Agreement shall terminate. In such event, all expenses of the transactions contemplated by this Agreement incurred by the Acquiring Fund will be borne by FUNB and all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund will be borne by CoreStates Investment Advisers, Inc.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Trust, CoreFunds, the respective Trustees, Directors or officers, to the other party or its Trustees, Directors or officers, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Selling Fund, shall be governed and construed in accordance with the laws of the State of Maryland, without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Acquiring Fund and signed by authorized officers of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the Declaration of Trust of the Trust.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.



                                       EVERGREEN MUNICIPAL TRUST ON
                                       BEHALF OF EVERGREEN HIGH GRADE
                                       TAX FREE FUND

                                       By:/s/Nimish S. Bhatt

                                       Name:  Nimish S. Bhatt

                                       Title: Assistant Treasurer



                                       COREFUNDS, INC.
                                       ON BEHALF OF INTERMEDIATE
                                       MUNICIPAL BOND FUND

                                       By:/s/Carol Rooney
                                       Name:  Carol Rooney

                                       Title: Treasurer

                                                                     EXHIBIT B

                      INTERIM INVESTMENT ADVISORY AGREEMENT


         AGREEMENT made as of __________, 1998 between COREFUNDS, INC., a Maryland corporation (hereinafter the "Company"), and CORESTATES INVESTMENT ADVISERS, INC., a Pennsylvania corporation (hereinafter the "Investment Adviser").

         WHEREAS, the Company is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Company is authorized to issue shares of Common Stock in separate classes representing shares in separate portfolios of securities and other assets; and

         WHEREAS, the Company desires to retain the Investment Adviser to furnish investment advisory services to the Company and its portfolios, and the Investment Adviser is willing to so furnish such services;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1. Appointment. The Company hereby appoints the Investment Adviser to act as investment adviser to the portfolios of the Company for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

         2. Delivery of Documents. The Fund has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

                  (a) the Company's Articles of Incorporation, as filed with the Secretary of State of Maryland on September 11, 1984, and all amendments thereto (such Articles, as presently in effect and as they shall from time to time be amended or supplemented, are herein called the "Articles of Incorporation");

                  (b) the Company's By-Laws and amendments thereto (such ByLaws, as presently in effect and as they shall from time to time be amended, are herein called the "By-Laws");

                  (c) resolutions of the Company's Board of Directors authorizing the appointment of the Investment Adviser and approving this Agreement;

                  (d) the Company's Notification of Registration on Form N- 8A under the 1940 Act as filed with the Securities and Exchange Commission on September 11, 1984 and all amendments thereto;

                  (e) the Company's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") (File No. 2-93214) and under the 1940 Act as filed with the Securities and Exchange Commission and all amendments thereto; and

                  (f) the Company's most recent Prospectuses and Statement of Additional Information (such Prospectuses and Statement of Additional Information, as presently in effect and all amendments and supplements thereto, are herein called the "Prospectuses").

         The Company will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing.

         3. Management. Subject to the supervision of the Company's Board of Directors, the Investment Adviser will provide a continuous investment program for each portfolio of the Company, including investment guidelines and management with respect to all securities and investments and cash equivalents held by the existing portfolios and such other portfolios (hereinafter collectively, the "Portfolios") offered by the Company and identified by the Company as appropriate. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained, or sold by the Company. The Investment Adviser will provide the services under this Agreement in accordance with the Company's investment objective, policies, and restrictions as stated in the Prospectuses and resolutions of the Company's Board of Directors.

         The Investment Adviser further agrees that it:

                  (a) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with any regulations of the Comptroller of the Currency pertaining to the investment advisory activities of national banks;

                  (b) will not make loans to any person to purchase or carry the Company's shares or make loans to the Company;

                  (c) will place orders pursuant to its investment determinations for the Company on behalf of its portfolios either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers the primary consideration of the Investment Adviser will be the prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers or dealers who provide supplemental research to the Investment Adviser may receive orders for transactions with the Company. In no instance will portfolio securities be purchased from or sold to CoreStates Financial Corp or any affiliated person of either the Fund or CoreStates Financial Corp;

                  (d) will maintain all books and records with respect to the Company's portfolio securities transactions and will furnish the Company's Board of Directors such periodic and special reports as the Board may request;

                  (e) will treat confidentially and as proprietary information of the Company all records and other information relative to the Company and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company;

                  (f) will provide to the Company and the Company's other service providers, at such intervals as may be reasonably requested by the Company, information relating to (i) the performance of services by the Investment Adviser hereunder, and (ii) market quotations of portfolio securities held by the Company on behalf of its Portfolios;

                  (g) will direct and use its best efforts to cause the broker or dealer involved in any portfolio transaction with the Company to send a written confirmation of such transaction to the Company's Custodian and Transfer Agent; and

                  (h) will not purchase shares of the Company for itself or for accounts with respect to which it is exercising sole investment discretion in connection with such transactions.

         4. Services Not Exclusive. The investment management services furnished by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

         5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

         6. Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Company and the cost of obtaining market quotations of portfolio securities held by the Company.

         7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, effective as of the date of this Agreement, the Company will pay the Investment Adviser and the Investment Adviser will accept as full compensation for services rendered to the Portfolios therefor, the fees detailed in Appendix A attached to this Agreement; provided, however, that if the total expenses borne by any Portfolio of the Company in any fiscal year of the Company exceeds any expense limitations imposed by applicable state securities laws or regulations, the Investment Adviser will reimburse the Portfolio for a portion of such excess equal to the amount of such excess times the ratio of the fees otherwise payable to the Investment Adviser hereunder to the aggregate fees otherwise payable to the Investment Adviser hereunder and SEI Fund Resources pursuant to an Administration Agreement between it and the Company. The Investment Adviser's obligation to reimburse the Company on behalf of its Portfolios hereunder is limited in any fiscal year of the Company to the amount of the Investment Adviser's fee hereunder for such fiscal year; provided, however, that notwithstanding the foregoing, the Investment Adviser shall reimburse the Company for such excess regardless of the fees paid to it to the extent that the securities laws or regulations of any state having jurisdiction over the Company so require. Any such expense reimbursements will be estimated daily and reconciled and paid on a monthly basis.

         8. Use of Investment Adviser's Name and Logo. The Company agrees that it shall furnish to the Investment Adviser, prior to any use or distribution thereof, copies of all prospectuses, statements of additional information, proxy statements, reports to shareholders, sales literature, advertisements, and other material prepared for distribution to shareholders of the Portfolios of the Company or to the public, which in any way refer to or describe the Investment Adviser or which include any trade names, trademarks, or logos of the Investment Adviser or any affiliate of the Investment Adviser. The Company further agrees that it shall not use or distribute any such material if the Investment Adviser reasonably objects in writing to such use or distribution within ten business days after the date such material is furnished to the Investment Adviser. The provisions of this section shall survive the termination of this Agreement.

         9. Limitation of Liability. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

         10. Duration and Termination. This Agreement will become effective for each Portfolio as of the date first above written. Subject to the provisions for termination as provided herein, this Agreement shall remain in effect for each Portfolio until the earlier of the Closing Date defined in the Agreement and Plan of Reorganization dated as of April 15, 1998 with respect to each Portfolio or for two years from the date first above written and from year to year thereafter, provided such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Company's Board of Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Company's Board of Directors or by vote of a majority of the Portfolio's outstanding voting securities. Notwithstanding the foregoing, this Agreement may be terminated at any time on sixty days written notice, without the payment of any penalty, by the Company (by vote of the Board of Directors or by vote of a majority of the Portfolio's outstanding voting securities) or by the Investment Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.)

         11. Name Protection After Termination. In the event this Agreement is terminated by either party or upon written notice from the Investment Adviser at any time, the Company hereby agrees that it will eliminate from its corporate name any references to the name "CoreFunds." The Company shall have the nonexclusive use of the name "CoreFunds" in whole or in part so long as this Agreement is effective or until such notice is given.

         12. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved by vote of a majority of the Portfolio's outstanding voting securities.

         13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Pennsylvania law.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                            COREFUNDS, INC.


                         By ____________________________


                      CORESTATES INVESTMENT ADVISERS, INC.


                         By ____________________________

                                   APPENDIX A



Portfolio                                             Advisory Fee as a
                                                      Percentage of average
                                                      daily net assets
Growth Equity Fund                                    .75%
Core Equity Fund                                      .74%
Special Equity Fund                                   1.50%
Equity Index Fund                                     .40%
International Growth Fund                             .80%
Balanced Fund                                         .70%
Short-Intermediate Bond Fund                          .50%
Bond Fund                                             .74%
Short Term Income Fund                                .74%
Government Income Fund                                .50%
Intermediate Municipal Bond Fund                      .50%
Pennsylvania Municipal Bond Fund                      .50%
New Jersey Municipal Bond Fund                        .50%
Global Bond Fund                                      .60%
Cash Reserve                                          .40%
Treasury Reserve                                      .40%
Tax-Free Reserve                                      .40%
Elite Cash Reserve                                    .20%
Elite Government Reserve                              .20%
Elite Treasury Reserve                                .20%
Elite Tax Free Reserve                                .20%

                                                                       Exhibit C
                                   Evergreen
                           HIGH GRADE TAX FREE FUND
[EVERGREEN LOGO] ---------------------------------------------------------------

                               FUND-AT-A-GLANCE
                              As of May 31, 1997

ONE YEAR PERFORMANCE            Class A    Class B    Class Y
--------------------------------------------------------------
One year with sales charge       1.90%      1.19%      7.25%
One year w/o sales charge        6.99%      6.19%      7.25%
One year dividends per share     50.2c      42.1c      52.0c
30-day SEC Yield
 (as of 5/31/97)                 4.19%      3.63%      4.66%

AVERAGE
ANNUAL RETURNS**                Class A    Class B    Class Y
--------------------------------------------------------------
Three years                      5.11%      5.16%      7.10%
Five years                       5.75%       N/A        N/A
Since Inception*                 6.00%      5.13%      5.11%

CUMULATIVE RETURNS**            Class A    Class B    Class Y
--------------------------------------------------------------
Nine months w/o sales charge     5.13%      4.55%      5.32%
Three years                     16.13%     16.30%     22.83%
Five years                      32.24%       N/A        N/A
Since Inception*                36.01%     24.55%     17.64%

 *Class A began 2/21/92; Class B began 1/11/93; Class Y began 2/28/94. **All returns include the maximum sales charge, if applicable.

PORTFOLIO CHARACTERISTICS                        May 31, 1997
--------------------------------------------------------------
Total Net Assets (all classes)             $102.1 million
Average Credit Quality                     AAA
Average Maturity                           12.3 years
Average Duration                           8.2 years

PORTFOLIO COMPOSITION                            May 31, 1997
--------------------------------------------------------------
(as a percentage of portfolio assets)

                           [PIE CHART APPEARS HERE]

Portfolio allocations are subject to change.

OBJECTIVE
--------------------------------------------------------------------------------
Evergreen High Grade Tax Free Fund seeks income exempt from federal income taxes while conserving capital. Income may be subject to local taxes and the Federal Alternative Minimum Tax for certain investors.

STRATEGY
--------------------------------------------------------------------------------
The Fund seeks its objective by investing in insured municipal securities and municipal securities rated high grade by independent bond rating services. The portfolio management team will, in seeking the Fund's objectives, buy and sell securities to effect changes in portfolio maturities and to change allocations among different sectors. Insured bonds are bonds insured as to timely payment of principal and interest. The Fund itself is not insured, nor is the value of its shares guaranteed. Insured bonds must be insured by a municipal bond insurance company which is rated AAA by Standard & Poors Ratings Group (S&P) and/or Aaa by Moody's Investors Service, Inc., (Moody's). Bonds that are considered high grade are rated A or better by S&P or Moody's or, if unrated, are considered of comparable quality as determined by the Fund's investment advisor.

PORTFOLIO MANAGEMENT TEAM
--------------------------------------------------------------------------------
                   James T. Colby, III, the Senior Portfolio Manager, is a Vice President and Senior Portfolio Manager of Evergreen Asset Management. He also is Senior Portfolio Manager for Evergreen U.S. Government Securities Fund and is co-manager of the Evergreen Tax Strategic Foundation Fund. Prior to joining Evergreen in 1992, Mr. Colby was Vice President and Senior
     [PHOTO] Portfolio Manager for $5 billion in tax-exempt holdings at American Express. Mr. Colby also has served in portfolio management capacities at Marinvest, a subsidiary of Marine Midland Bank. He is a graduate of Brown University and holds an MBA from Hofstra University. In 1996, Mr. Colby was Chairman of the Municipal Bond Buyers Conference .

                                   EVERGREEN
                           HIGH GRADE TAX FREE FUND
-------------------------------------------------------------------------------

                               MANAGEMENT REPORT

                                   July 1997

Dear Fellow Shareholders:

We are pleased to report on Evergreen High Grade Tax Free Fund for the fiscal period that ended on May 31, 1997. You may recall that you recently received a semi-annual report for the six-month period that ended on February 28, 1997. We have changed your Fund's fiscal year so it now will end each May 31. This is part of an effort by Evergreen Keystone Funds to streamline, and increase the efficiency of, fund administration. Funds with similar investment objectives, in this case national tax free funds, are placed on the same fiscal year cycle. Information about these funds will be presented in common annual and semi-annual reports. The next report you will receive will be a semiannual report for the period ending November 30, 1997. You should expect to receive it in January 1998.

PERFORMANCE

We believe your fund performed well as a high quality municipal bond fund during a period marked by short-term interest rate volatility. The charts and tables on page 2 provide a comprehensive view of the performance for the fiscal period, as well as since each class of shares began.

STRATEGY

Evergreen High Grade Tax Free Fund is managed with a long-term view, with the goal of providing federally tax-free income from insured and high quality municipal bonds while protecting principal. We do not structure the portfolio in anticipation of short-term movements in interest rates, but try to employ strategies that build value over time based on longer-term trends in the municipal bond marker. The nine-month period that ended on May 31 was a generally favorable period for municipal bond investing. During this period, we kept the maturities of bonds in the portfolio relatively consistent, with average maturities remaining in the 12-to-16 year range, and average duration in the 7-to-9-year range. This policy proved successful during a time when long-term interest rates, despite some short-term volatility, remained in a consistent trading range of 6 1/2% to 7%.

Your Fund is required to invest at least 65% of net assets in high grade municipal bonds. In fact, the Fund held 87% of net assets in insured municipal bonds, with 95% of net assets AAA-rated at the ned of the period. The bonds are insured for the timely payment of principal and interest. The value of insured bonds can fluctuate. The Fund itself is not insured. The Fund does not search for opportunities among bonds that are below investment grade.

Evergreen High Grade Tax Free Fund invests in different sectors of the market based upon evolving trends. For example, two sectors--the hospital/health care and the electric utility sectors--have experienced changes which affected portfolio strategy recently. In the hospital sector, the process of consolidation has left behind the weaker institutions which we have pointedly avoided. We hold only the dominant regional facilities or those aligned with strong national systems, which we believe have the strongest potential to survive the new era of competition. Accordingly, we have increased the Fund's allocation to 14.8% of the net assets. Conversely, the impact of deregulation and competition upon municipal utilities is less clear and we have decreased the Fund's allocation to this sector to 7.9%, though we will closely monitor important legislation pending in states on the east and west coasts which may soon set new strategic parameters for this sector. For comparison, three years ago this Fund's relative weightings of these two sectors would have been reversed.

OUTLOOK

Looking ahead, we continue to see a favorable investment environment for municipal bonds. We anticipate long=term interest rates, as represented by the bench-mark 30-year U.S. Treasury Bond, to trade in the 6-to-7% range, with relatively firm economic growth and stable inflation.

Within this environment, we will continue our strategy of seeking to provide as reasonable a yield as is possible, without assuming significant market risks by extending maturities. At the same item, we will continue to monitor changes in the municipal bond industry and put in place further strategies that have the potential to benefit from evolving trends.

Thank you for your support of the Evergreen High Grade Tax Free Fund.

Sincerely,

/s/ James T. Colby, III

James T. Colby, III
Vice President
Senior Portfolio Manager
Evergreen Asset Management Corp.

                       STATEMENT OF ADDITIONAL INFORMATION

                          Acquisition of the Assets of

                        INTERMEDIATE MUNICIPAL BOND FUND
                                   a Series of

                                 COREFUNDS, INC.
                            530 East Swedesford Road
                            Wayne, Pennsylvania 19087
                                 (800) 355-2673

                        By and In Exchange For Shares of

                       EVERGREEN HIGH GRADE TAX FREE FUND

                                   a Series of

                            EVERGREEN MUNICIPAL TRUST
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 343-2898

         This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of Intermediate Municipal Bond Fund ("CoreFunds Intermediate"), a series of CoreFunds, Inc., to Evergreen High Grade Tax Free Fund ("Evergreen High Grade"), a series of Evergreen Municipal Trust, in exchange for Class A shares (to be issued to holders of Class A shares of CoreFunds Intermediate) and Class Y shares (to be issued to holders of Class Y shares of CoreFunds Intermediate) of beneficial interest, $.001 par value per share, of Evergreen High Grade, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

         (1) The Statement of Additional Information of Evergreen High Grade dated September 3, 1997, as supplemented January 30, 1998;

         (2) The Statement of Additional Information of CoreFunds Intermediate dated November 1, 1997;

         (3) Annual Report of CoreFunds Intermediate for the year ended June 30, 1997;

         (4) Semi-Annual Report of CoreFunds Intermediate for the six month period ended December 31, 1997;

         (5) Annual Report of Evergreen High Grade for the year ended May 31, 1997; and

         (6) Semi-Annual Report of Evergreen High Grade for the six month period ended November 30, 1997.

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Evergreen High Grade and CoreFunds Intermediate dated June 1, 1998. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to Evergreen High Grade or CoreFunds Intermediate at the telephone numbers or addresses set forth above.

         The date of this Statement of Additional Information is June 1, 1998.





                       STATEMENT OF ADDITIONAL INFORMATION

                                September 3, 1997

                 THE EVERGREEN KEYSTONE NATIONAL TAX FREE FUNDS

                200 Berkeley Street, Boston, Massachusetts 02116

                                  800-343-2898

Evergreen High Grade Tax Free Fund ("High Grade")
Evergreen Short-Intermediate Municipal Fund ("Short-Intermediate") Keystone Tax Free Income Fund ("Tax Free Income")

     This Statement of Additional Information pertains to all classes of shares of the Funds listed above. It is not a prospectus and should be read in conjunction with the Prospectus dated September 3, 1997, as supplemented from time to time for the Fund in which you are making or contemplating an investment. The Evergreen Keystone National Tax Free Funds are offered through two separate prospectuses: one offering Class A shares and Class B shares of High Grade and Short-Intermediate and Class A shares, Class B shares and Class C shares of Tax Free Income, and a separate prospectus offering Class Y shares of High Grade and Short-Intermediate. Copies of each Prospectus may be obtained without charge by calling the number listed above.


                                 TABLE OF CONTENTS

Investment Objectives and Policies.........................................2
Investment Restrictions...................................................11
Non-fundamental Operating Policies........................................16
Management................................................................17
Investment Advisers.......................................................22
Distribution Plans........................................................25
Allocation of Brokerage ..................................................27
Additional Tax Information................................................28
Net Asset Value...........................................................30
Purchase of Shares........................................................31
General Information about the Funds ......................................39
Performance Information...................................................41
General...................................................................44
Financial Statements......................................................45
Appendix "A".............................................................A-1



                                                           21328
                                                             1

                       INVESTMENT OBJECTIVES AND POLICIES
           (See also "Description of the Funds - Investment Objectives and Policies" in each Fund's Prospectus)

         The investment objective of each Fund and a description of the securities in which each Fund may invest is set forth under "Description of the Funds - Investment Objectives and Policies" in the relevant Prospectus. The investment objective of Tax Free Income Fund is fundamental and cannot be changed without the approval of shareholders. The following expands the discussion in the Prospectus regarding certain investments of each Fund.

Additional Information Regarding Investments that each Fund May Make

Participation Interests (All Funds)

     Participation interests may take the form of participations, beneficial interests in a trust, partnership interests, or any other form of indirect ownership that allows a Fund to treat the income from the investments as exempt from federal and state tax. The financial institutions from which a Fund purchases participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give a Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days).

Variable Rate Municipal Securities (All Funds)

     Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed income obligations.

     Many municipal securities with variable interest rates purchased by a Fund are subject to repayment of principal (usually within seven days) on the Fund's demand. The terms of these variable rates demand instruments require payment of principal obligations by the issuer of the participation interests or a guarantor of either issuer. All variable rate municipal securities will meet the quality standards for a Fund. Each Fund's investment adviser has been instructed by the Board of Trustees (the "Trustees") to monitor the pricing, quality, and liquidity of the variable rate municipal securities, including participation interests held by a Fund, on the basis of published financial information and reports of the rating agencies and other analytical services.

Municipal Leases (All Funds)

     When determining whether municipal leases purchased by a Fund will be classified as a liquid or illiquid security, the Trustees have directed each Fund's investment adviser to consider certain factors, such as: the frequency of trades and quotes for the security; the volatility of quotations and trade prices for the security, the number of dealers willing to purchase or sell the security and the number of potential purchasers; dealer undertakings to make a market in the security; the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of

                                                           21328
                                                             2
the security, the method of soliciting offers, and the mechanics of transfer); the rating of the security and the financial condition and prospects of the issuer of the security; whether the lease can be terminated by the lessee; the potential recovery, if any, from a sale of the leased property upon termination of the lease; the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects); the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of nonappropriation"); any credit enhancement or legal recourse provided upon an event of nonappropriation or other termination of the lease; and such other factors as may be relevant to the Fund's ability to dispose of the security.

When-Issued and Delayed Delivery Transactions (All Funds)

         These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. Short-Intermediate does not expect its commitments to purchase when-issued securities will normally exceed 25% of their total assets and High Grade does not expect that such commitments will exceed 20% of its total assets.

Futures and Options Transactions (Tax Free Income)

     The Fund may attempt to hedge all or a portion of its portfolio by buying and selling financial futures contracts and options on financial futures contracts. Additionally, the Fund may buy and sell call and put options on portfolio securities.

Purchasing Put Options on Financial Futures Contracts (Tax Free Income)

     Tax Free Income may purchase listed put and call options on financial futures contracts for U.S. government securities. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

    The Fund may purchase put options on futures to protect portfolio securities against decreases in value resulting from an anticipated increase in market interest rates. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by a Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the realized decrease in value of the hedged securities.

     Alternatively, the Fund may exercise its put option. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and the premium paid for the contract will be lost.


                                                           21328
                                                             3

Writing Call Options on Financial Futures Contracts (Tax Free Income)

     In addition to purchasing put options on futures, Tax Free Income may write listed call options on futures contracts for U.S. government securities to hedge its portfolio against an increase in market interest rates. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option, if the option is exercised. As market interest rates rise, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase.

         In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can offset the drop in value of the Fund's fixed income portfolio which is occurring as interest rates rise.

         Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of a Fund will then offset the decrease in value of the hedged securities.

Writing Put Options on Financial Futures Contracts (Tax Free Income)

         Tax Free Income may write listed put options on financial futures contracts for U.S. government securities to hedge its portfolio against a decrease in market interest rates. When the Fund writes a put option on a futures contract, it receives a premium for undertaking the obligation to assume a long futures position (buying a futures contract) at a fixed price at any time during the life of the option. As market interest rates decrease, the market price of the underlying futures contract normally increases.

         As the market value of the underlying futures contract increases, the buyer of the put option has less reason to exercise the put because the buyer can sell the same futures contract at a higher price in the market. The premium received by the Fund can then be used to offset the higher prices of portfolio securities to be purchased in the future due to the decrease in the market interest rates.

         Prior to the expiration of the put option or its exercise by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of buying the second option will be less than the premium received by the Fund for the initial option.

Purchasing Call Options on Financial Futures Contracts (Tax Free Income)

         An additional way in which Tax Free Income may hedge against decreases in market interest rates is to buy a listed call option on a financial futures contract for U.S. government securities. When the Fund purchases a call option on a futures contract, it is purchasing the right (not the obligation) to assume a long futures position (buy a futures contract) at a fixed price at any time during the life of the option. As market interest rates fall, the value of the underlying futures contract will normally increase, resulting in an increase in value of the Fund's option position. When the market price of the underlying futures contract increases above the strike price plus premium paid, the Fund could exercise its option and buy the futures contract below

                                                           21328
                                                             4
market price.

         Prior to the exercise or expiration of the call option the Fund could sell an identical call option and close out its position. If the premium received upon selling the offsetting call is greater than the premium originally paid, the Fund has completed a successful hedge.

Limitation on Open Futures Positions (Tax Free Income)

         Tax Free Income will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

"Margin" in Futures Transactions (Tax Free Income)

         Unlike the purchase or sale of a security, Tax Free Income does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

         A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark-to-market its open futures positions.

     The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Purchasing and Writing Put and Call Options on Portfolio Securities
 (Tax Free Income)

     The Fund may purchase put and call options on portfolio securities to protect against price movements in particular securities. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. A call option gives the Fund, in return for a premium, the right to buy the underlying security from the seller.

    The Fund may generally purchase and write over-the-counter options on portfolio securities in negotiated transactions with the writers or buyers of the options since

                                                           21328
                                                             5
options on the portfolio securities held by the Fund are to be traded on an exchange. The Fund purchases and writes options only with investment dealers and other financial institutions (such as commercial banks or savings and loan associations) deemed creditworthy by the Fund's investment adviser.

     Over-the-counter options are two party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange traded options have a continuous liquid market while over-the-counter options may not.

Repurchase Agreements (All Funds)

         Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to a Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price within one year from the date of acquisition. A Fund or its custodian will take possession of the securities subject to repurchase agreements. To the extent that the original seller does not repurchase the securities from a Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. Each Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. A Fund may only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are found by the Fund's investment adviser to be creditworthy pursuant to guidelines established by the Trustees.

Reverse Repurchase Agreements (All Funds)

     A Fund may enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

     The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Lending of Portfolio Securities (All Funds)

         The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are

                                                           21328
                                                             6
on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Restricted Securities (All Funds)

         With the  exceptions  noted  below,  a Fund may  invest  in  restricted securities. Restricted securities are any securities in which a Fund may otherwise invest pursuant to its investment objectives and policies but which are subject to restrictions on resale under federal securities laws. Short-Intermediate will not invest more than 15% and for High Grade and Tax Free Income, 10%, of the value of their net assets in restricted securities; however, certain restricted securities which the Trustees deem to be liquid will be excluded from this limitation.

         The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission ("SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule 144A. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

          (i)  the frequency of trades and quotes for the security;

         (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers;

     (iii)  dealer undertakings to make a market in the security; and

      (iv)  the nature of the security and the nature of the marketplace trades.

Municipal Bond Insurance (High Grade)

         The Fund may purchase two types of municipal bond insurance policies ("Policies") issued by municipal bond insurers. One type of Policy covers certain municipal securities only during the period in which they are in the Fund's portfolio. In the event that a municipal security covered by such a Policy is sold by the Fund, the insurer of the relevant Policy will be liable only for those payments of interest and principal which are then due and owing at the time of sale.

         The other type of Policy covers municipal securities not only while they remain in the Fund's portfolio but also until their final maturity, even if they are sold out of the Fund's portfolio, so that the coverage may benefit all subsequent holders of those municipal securities. The Fund will obtain insurance which covers municipal securities until final maturity even after they are sold out of the Fund's portfolio only if, in the judgment of the investment adviser, the Fund would receive net proceeds from the sale of those securities, after deducting the cost of such permanent insurance and related fees, significantly in excess of the proceeds it would receive if such

                                                           21328
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



municipal securities were sold without insurance. Payments received from municipal bond insurers may not be tax-exempt income to shareholders of the Fund.

         Depending upon the characteristics of the municipal security held by the Fund, the annual premiums for the Policies are estimated to range from 0.10% to 0.25% of the value of the municipal securities covered under the Policies, with an average annual premium rate of approximately 0.175%.

         The Fund may purchase Policies from Municipal Bond Investors Assurance Corp. ("MBIA"), AMBAC Indemnity Corporation ("AMBAC"), Financial Guaranty Insurance Company ("FGIC"), each as described under "Municipal Bond Insurers", or any other municipal bond insurer which is rated at least Aaa by Moody's Investors Service, Inc. ("Moody's") or AAA by Standard & Poor's Ratings Group ("S&P"). Each Policy guarantees the payment of principal and interest on those municipal securities it insures. The Policies will have the same general characteristics and features. A municipal security will be eligible for coverage if it meets certain requirements set forth in a Policy. In the event interest or principal on an insured municipal security is not paid when due, the insurer covering the security will be obligated under its Policy to make such payment not later than 30 days after it has been notified by the Fund that such non-payment has occurred.

         MBIA, AMBAC, and FGIC will not have the right to withdraw coverage on securities insured by their Policies so long as such securities remain in the Fund's portfolio, nor may MBIA, AMBAC, or FGIC cancel their Policies for any reason except failure to pay premiums when due. MBIA, AMBAC, and FGIC will reserve the right at any time upon 90 days' written notice to the Fund to refuse to insure any additional municipal securities purchased by the Fund after the effective date of such notice. The Fund's investment adviser will reserve the right to terminate any of the Policies if it determines that the benefits to the Fund of having its portfolio insured under such Policy are not justified by the expense involved.

         Additionally, the Fund's investment adviser reserves the right to enter into contracts with insurance carriers other than MBIA, AMBAC, or FGIC, if such carriers are rated Aaa by Moody's or AAA by S&P.

         Under the Policies, municipal bond insurers unconditionally guarantee to the Fund the timely payment of principal and interest on the insured municipal securities when and as such payments shall become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of mandatory sinking fund payments), default or otherwise, the payments guaranteed will be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The municipal bond insurers will be responsible for such payments less any amounts received by the Fund from any trustee for the municipal bond holders or from any other source. The Policies do not guarantee payment on an accelerated basis, the payment of any redemption premium, the value for the shares of the Fund, or payments of any tender purchase price upon the tender of the municipal securities. The Policies also do not insure against nonpayment of principal of or interest on the securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for the securities. However, with respect to small issue industrial development municipal bonds and pollution control revenue municipal bonds covered by the Policies, the municipal bond insurers guarantee the full and complete payments required to be made by or on behalf of an issuer of such municipal securities if there occurs any change in the tax-exempt status of interest on such municipal securities, including principal, interest or premium payments, if

                                                           21328
                                                             8
any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such municipal securities. A when-issued municipal security will be covered under the Policies upon the settlement date of the original issue of such when-issued municipal securities. In determining whether to insure municipal securities held by the Fund, each municipal bond insurer has applied its own standard, which corresponds generally to the standards it has established for determining the insurability of new issues of municipal securities. This insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the Policies and these guidelines will reduce the yield to shareholders of the Fund.

         If a Policy terminates as to municipal securities sold by the Fund on the date of sale, in which event municipal bond insurers will be liable only for those payments of principal and interest that are then due and owing, the provision for insurance will not enhance the marketability of securities held by the Fund, whether or not the securities are in default or subject to significant risk of default, unless the option to obtain permanent insurance is exercised. On the other hand, since issuer-obtained insurance will remain in effect as long as the insured municipal securities are outstanding, such insurance may enhance the marketability of municipal securities covered thereby, but the exact effect, if any, on marketability cannot be estimated. The Fund generally intends to retain any securities that are in default or subject to significant risk of default and to place a value on the insurance, which ordinary will be the difference between the market value of the defaulted security and the market value of similar securities of minimum high grade (i.e., rated A by Moody's or S&P) that are not in default. To the extent that the Fund holds defaulted securities, it may be limited in its ability to manage its investment and to purchase other municipal securities. Except as described above with respect to securities that are in default or subject to significant risk of default, the Fund will not place any value on the insurance in valuing the municipal securities that it holds.

Municipal Bond Insurers

         Municipal bond insurance may be provided by one or more of the following insurers or any other municipal bond insurer which is rated at least Aaa by Moody's or AAA by S&P.

Municipal Bond Investors Assurance Corp.

         Municipal Bond Investors Assurance Corp. is a wholly-owned subsidiary of MBIA, Inc., a Connecticut insurance company, which is owned by AEtna Life and Casualty, Credit Local DeFrance CAECL, S.A., The Fund American Companies, and the public. The investors of MBIA, Inc. are not obligated to pay the obligations of MBIA. MBIA, domiciled in New York, is regulated by the New York State Insurance Department and licensed to do business in various states. The address of MBIA is 113 King Street, Armonk, New York, 10504, and its telephone number is
(914) 273-4345. S&P has rated the claims-paying ability of MBIA AAA.

AMBAC Indemnity Corporation

         AMBAC Indemnity Corporation is a Wisconsin-domiciled stock insurance company, regulated by the Insurance Department of Wisconsin, and licensed to do business in various states. AMBAC is a wholly-owned subsidiary of AMBAC, Inc., a financial holding company which is owned by the public. Copies of certain statutorily required filings of AMBAC can be obtained from AMBAC. The address of AMBAC's administrative offices is One State Street Plaza, 17th Floor, New York, New York, 10004, and its telephone number is (212) 668-0340. S&P has rated the claims-paying ability of AMBAC AAA.

                                                           21328
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





Financial Guaranty Insurance Company

         Financial Guaranty Insurance Company is a wholly-owned subsidiary of FGIC Corporation, a Delaware holding company. FGIC Corporation is wholly-owned by General Electric Capital Corporation. The investors of FGIC Corporation are not obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is subject to regulation by the state of New York Insurance Department and is licensed to do business in various states. The address of Financial Guaranty is 115 Broadway, New York, New York, 10006, and its telephone number is (212) 312-3000. S&P has rated the claims-paying ability of Financial Guaranty AAA.

Municipal Bonds (All Funds)

         The two principal classifications of municipal bonds are "general obligation" bonds and "revenue bonds". General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's power to levy general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligations and rating of the issue.

         Since the Funds may invest in industrial development bonds, the Funds may not be appropriate investment for entities which are "substantial users" of facilities financed by industrial development bonds or for investors who are "related persons". Generally, an individual will not be a "related person" under the Internal Revenue Code of 1986 (the "Code") unless such investor or his immediate family (spouse, brothers, sisters and lineal descendants) own directly or indirectly in the aggregate more than 50 percent of the value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from proceeds of "industrial development bonds". A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses a part of a facility" financed from the proceeds of industrial development bonds.

         As set forth in the Prospectus, the Code establishes new unified volume caps for most "private purpose" municipal bonds (such as industrial development bonds and obligations to finance low-interest mortgages on owner-occupied housing and student loans). The unified volume cap is not expected to affect adversely the availability of municipal bonds for investment by the Funds; however, it is possible that proposals will be introduced before Congress to further restrict or eliminate the federal income tax exemption for interest on Municipal Obligations. Any such proposals, if enacted, could adversely affect the availability of municipal bonds for investment by the Funds and the value of each Fund's portfolio might be affected. In that event, each Fund might reevaluate its investment policies and restrictions and consider recommending to its shareholders changes in both.

                                         21328
                                                            10

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

         Except as noted, the investment restrictions set forth below are fundamental and may not be changed with respect to each Fund without the affirmative vote of a majority of the outstanding voting securities of the Fund. Where an asterisk (*) appears after a Fund's name, the relevant policy is non-fundamental with respect to that Fund and may be changed by the Fund's investment adviser without shareholder approval, subject to review and approval by the Trustees. As used in this Statement of Additional Information and in the Prospectus, "a majority of the outstanding voting securities of the Fund" means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

1.    Concentration of Assets in Any One Issuer

         Neither Short-Intermediate nor Tax Free Income Fund may invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 25% of the value of each Fund's total assets may be invested without regard to such 5% limitation. For this purpose each political subdivision, agency, or instrumentality and each multi-state agency of which a state is a member, and each public authority which issues industrial development bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of each Fund's portfolio.

         With respect to 75% of the value of its total assets, High Grade will not purchase securities of any one issuer (other than cash, cash items or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer.

         Under this limitation, each governmental subdivision, including states and the District of Columbia, territories, possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalities, or similar entities, will be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues.

   Industrial development bonds, backed only by the assets and revenues of a nongovernmental issuer, are considered to be issued solely by that issuer. If, in the case of an industrial development bond or governmental-issued security, a governmental or other entity guarantees the security, such guarantee would be considered a separate security issued by the guarantor as well as the other issuer, subject to limited exclusions allowed by the Investment Company Act of 1940.

2.    Ten Percent Limitation on Securities of Any One Issuer

         Short-Intermediate may not purchase more than 10% of any class of voting securities of any one issuer other than the U.S. government and its agencies or instrumentalities.


                                                           21328
                                                            11

3.    Investment for Purposes of Control or Management

         Short-Intermediate may not invest in companies for the purpose of exercising control or management.

4.    Purchase of Securities on Margin

         High Grade, Short-Intermediate or Tax Free Income Fund may not purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

5.       Unseasoned Issuers

         High Grade* will not invest more than 5% of its total assets in industrial development bonds and other municipal securities where the principal and interest are the responsibility of companies (or guarantors, where applicable) with less than three years of continuous operations, including the operation of any predecessor.

         Short-Intermediate may not invest more than 5% of its total assets in taxable securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors, except that no such limitation shall apply to the extent that (i) the Fund may invest in obligations issued or guaranteed by the U.S. government and its agencies or instrumentalities, and (ii) the Fund may invest in municipal securities.

         Tax Free Income may not invest more than 5% of its total assets in securities of any company having a record, together with its predecessors, of less that three years of continuous operation.

6.       Underwriting

         High Grade, Short-Intermediate or Tax Free Income may not engage in the business of underwriting the securities of other issuers, provided that the purchase of municipal securities or other permitted investments, directly from the issuer thereof (or from an underwriter for an issuer) and the later disposition of such securities in accordance with a Fund's investment program shall not be deemed to be an underwriting.

7.       Interests in Oil, Gas or Other Mineral Exploration or Development
         Programs

         Short-Intermediate may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

         High Grade will not purchase interests in or sell oil, gas or other mineral exploration or development programs or leases, although it may purchase the securities of issuers which invest in or sponsor such programs.

8.       Concentration in Any One Industry

         Short-Intermediate may not invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry; provided, that this limitation shall not apply to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and to municipal

                                                           21328
                                                            12
securities.

         High Grade will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry, or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its total assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

         Tax Free Income may not purchase any security (other than U.S. government securities) of any issuer if as a result more than 25% of its total assets would be invested in a single industry, including industrial development bonds from the same facility or similar types of facilities; governmental issuers of municipal bonds are not regarded as members of an industry and the Fund may invest more than 25% of its assets in industrial bonds.

9.       Warrants

         Short-Intermediate may not invest more than 5% of its total net assets in warrants, and, of this amount, no more than 2% of each Fund's total net assets may be invested in warrants that are listed on neither the New York nor the American Stock Exchange.

10.      Ownership by Trustees/Officers

         High Grade* and Short-Intermediate may not purchase or retain the securities of any issuer if (i) one or more officers or Trustees of a Fund or its investment adviser individually owns or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities.

11.      Short Sales

         High Grade and Tax Free Income will not make short sales of securities or maintain a short position, unless at all times when a short position is open a Fund owns an equal amount of such securities or of securities which, without payment of any further consideration are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The use of short sales will allow the Funds to retain certain bonds in their portfolios longer than it would without such sales. To the extent that a Fund receives the current income produced by such bonds for a longer period than it might otherwise, a Fund's investment objective is furthered.

         Short-Intermediate will not sell any securities short or maintain a short position.

12.      Lending of Funds and Securities

         Short-Intermediate may not lend its funds to other persons, provided that each Fund may purchase issues of debt securities, acquire privately negotiated loans made to municipal borrowers and enter into repurchase agreements.

         Short-Intermediate may not lend its portfolio securities, unless the borrower is

                                                           21328
                                                            13
a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's total assets.

         High Grade will not lend any of its assets except that it may purchase or hold money market instruments, including repurchase agreements and variable amount demand master notes in accordance with its investment objective, policies and limitations and it may lend portfolio securities valued at not more than 15% of its total assets to broker-dealers.

         Tax Free Income may not make loans, except that the Fund may purchase or hold debt securities consistent with its investment objective, lend portfolio securities valued at not more thatn 15% of its total assets to broker-dealers and enter repurchase agreements.

13.      Commodities

         Short-Intermediate may not purchase, sell or invest in commodities, commodity contracts or financial futures contracts.

         Tax Free Income may not purchase or sell commodities or commodity contracts except that it may engage in currency or other financial futures contracts and related options transactions.

14.      Real Estate

         High Grade will not buy or sell real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

         Tax Free Income may not purchase or sell real estate, except that it may purchase and sell securities secured by real estate and securities of companies which invest in real estate.

         Short-Intermediate may not purchase, sell or invest in real estate or interests in real estate, except that each Fund may purchase municipal securities and other debt securities secured by real estate or interests therein.

15.      Borrowing, Senior Securities, Reverse Repurchase Agreements

         Short-Intermediate may not borrow money, issue senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's net assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing, provided that the Fund will not purchase any securities at any time when borrowings, including reverse repurchase agreements, are outstanding. The Fund will not enter into reverse repurchase agreements exceeding 5% of the value of its total assets.

         High Grade will not issue senior securities, except the Fund may borrow money directly or through reverse repurchase agreement as a temporary measure for

                                                           21328
                                                            14
extraordinary or emergency purposes in an amount up to one-third of the value of its net assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments; and except to the extent the Fund will enter into futures contracts. Any such borrowings need not be collateralized. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage purposes. High Grade will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In those cases, High Grade may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of borrowing. Margin deposits for the purchase and sale of financial futures contracts and related options and segregation or collateral arrangements made in connection with options activities and the purchase of securities on a when-issued basis are not deemed to be a pledge.

         Tax Free Income will not issue senior securities; the purchase or sale of securities on a "when-issued" basis or collateral arrangement with respect to the writing of options on securities, are not deemed to be a pledge of assets.

         Tax Free Income will not borrow money or enter into reverse repurchase agreements, except that the Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregated amounts up to one-third of the value of the Fund's net assets; provided that while borrowings from banks (not including reverse repurchase agreements) exceed 5% of the Fund's net assets, any such borrowings will be repaid before additional investments are made.

         Tax Free Income will not pledge more than 15% of its net asets to secure indebtedness; the purchase or sale of securities on a "when issued" basis, or collateral arrangement with respect to the writing of options on securities, are not deemed to be a pledge of assets.

16.      Options

         Short-Intermediate may not write, purchase or sell put or call options, or combinations thereof, except the Fund may purchase securities with rights to put securities to the seller in accordance with its investment program.

17.      Investing in Securities of Other Investment Companies

         High Grade will purchase securities of investment companies only in open-market transactions involving customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees and therefore any investment by the Fund in shares of another investment company would be subject to such duplicate expenses.

         Short-Intermediate* may not purchase the securities of other investment companies, except to the extent such purchases are not prohibited by applicable law.

         Tax Free Income may not purchase securities of other investment companies, except as part of a merger, consolidation, purchase of assets or similar transaction.

18.      Restricted Securities

         High Grade will not invest more than 10% of its total assets in securities subject to restrictions on resale under the Federal securities laws.

                                                           21328
                                                            15

         Tax Free Income will not invest more than 10% of its total assets in securities with legal or contractual restrictions on resale or in securities for which market quotations are not readily available, or in repurchase agreements maturing in more than seven days.

19.      Investment in Municipal Securities

         Short-Intermediate may not invest more than 20% of its total assets in securities other than municipal securities, (as described under "Description of the Funds Investment Objectives and Policies" in the Fund's Prospectus), unless extraordinary circumstances dictate a more defensive posture.

                       NON-FUNDAMENTAL OPERATING POLICIES

         Certain  Funds  have  adopted  additional   non-fundamental   operating
policies. Operating policies may be changed by the Board of Trustees without a shareholder vote.

1.       Securities Issued by Government Units; Industrial Development Bonds

         Short-Intermediate has determined not to invest more than 25% of its total assets (i) in securities issued by governmental units located in any one state, territory or possession of the United States (but this limitation does not apply to project notes backed by the full faith and credit of the U.S. government) or (ii) industrial development bonds not backed by bank letters of credit.

         Tax Free Income does not presently intend to invest more than 25% of its total assets in (1) municipal bonds of a single state and its subdivisions, agencies and instrumentalities; of a single territory or possession of the U.S. and its subdivisions, agencies or instrumentalities; or of the District of Columbia and any subdivision, agency or instrumentality thereof; or (2) municipal bonds, the payment of which depends on revenues derived from a single facility or similar types of facilities. Since certain municipal bonds may be related in such a way that an economic, business or political development or change affecting one such security could likewise affect the other securities, a change in this policy could result in increased investment risk, but no change is presently contemplated. The Fund may invest more than 25% of its total assets in industrial development bonds.

         High Grade does not intend to invest more than 25% of the value of its assets in any issuer in a single state.

2.       Illiquid Securities

         Short-Intermediate may not invest more than 15% and High Grade not more than 10% of their net assets in illiquid securities and other securities which are not readily marketable, including repurchase agreements which have a maturity of longer than seven days, but excluding certain securities and municipal leases determined by the Trustees to be liquid.

         Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

         For purposes of their policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or

                                                           21328
                                                            16
savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items".

                                   MANAGEMENT

         The Evergreen Keystone funds consist of seventy-three mutual funds. Each mutual fund is, or is a series of, a registered, open-end management company.

         Trustees and executive officers of each mutual fund, their ages, and their principal occupations during the last five years are shown below. Except as set forth below, the address of each of the Trustees is 200 Berkeley Street, Boston, Massachusetts 02116.

FREDERICK AMLING (69). Trustee of Tax Free Income; Trustee or Director of 23 other Evergreen Keystone funds; Professor, Finance Department, George Washington University; President, Amling & Company (investment advice); and former Member, Board of Advisers, Credito Emilano (banking).

LAURENCE B. ASHKIN (68), 180 East Pearson Street, Chicago, IL. Trustee of the Trusts; Trustee or Director of all Evergreen Keystone funds other than Evergreen Investment Trust and Evergreen Variable Trust; real estate developer and construction consultant; and President of Centrum Equities and Centrum Properties, Inc.

CHARLES A. AUSTIN III (61). Trustee of Tax Free Income; Trustee or Director of 23 other Evergreen Keystone funds; Investment Counselor to Appleton Partners, Inc.; and former Managing Director, Seaward Management Corporation (investment advice).

FOSTER BAM (70), Greenwich Plaza, Greenwich, CT. Trustee of the Trusts; Trustee or Director of all other Evergreen Keystone funds other than Evergreen Investment Trust and Evergreen Variable Trust; Partner in the law firm of
Cummings & Lockwood; Director, Symmetrix, Inc. (sulphur company) and Pet Practice, Inc. (veterinary services); and former Director, Chartwell Group Ltd. (manufacturer of office furnishings and accessories), Waste Disposal Equipment Acquisition Corporation and Rehabilitation Corporation of America (rehabilitation hospitals).

*GEORGE S. BISSELL(67). Chairman of the Board and Chief Executive Officer and Trustee of Tax Free Income and 23 other Evergreen Keystone funds; Chairman of the Board and Trustee of Anatolia College; Trustee of University Hospital (and Chairman of its Investment Committee); former Director and Chairman of the Board of Hartwell Keystone Advisers, Inc.; and former Chairman of the Board, Director and Chief Executive Officer of Keystone Investments, Inc.

EDWIN D. CAMPBELL (69). Trustee of Tax Free Income; Trustee or Director of 23 other Evergreen Keystone funds; Principal, Padanaram Associates, Inc.; and former Executive Director, Coalition of Essential Schools, Brown University.

CHARLES F. CHAPIN (67). Trustee of Tax Free Income; Trustee or Director of 23 other Evergreen Keystone funds; and former Director, Peoples Bank (Charlotte,
NC).

K. DUN GIFFORD (57). Trustee of Tax Free Income; Trustee or Director of 23 other Evergreen Keystone funds; Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Chairman Emeritus and Director, American Institute of Food and Wine; Chairman and President, Oldways Preservation and Exchange Trust (education); former Chairman of the Board, Director, and Executive Vice President, The London Harness Company; former Managing Partner, Roscommon Capital Corp.; former Chief Executive Offi cer, Gifford Gifts of Fine Foods; former Chairman, Gifford, Drescher & Associates (environmental consulting); and former Director, Keystone Investments, Inc. and Keystone Investment Management Company.

JAMES S. HOWELL (72), 4124 Crossgate Road, Charlotte, NC. Trustee; Chairman of 11 Evergreen Keystone funds and Trustee or Director of all Evergreen Keystone funds; former Chairman of the Distribution Foundation for the Carolinas; and former Vice President of Lance Inc. (food manufacturing).

LEROY KEITH, JR. (57), 4124 Crossgate Road, Charlotte, NC. Trustee of Tax Free Income; Trustee or Director of 23 other Evergreen Keystone funds; Chairman of the Board and Chief Executive Officer, Carson Products Company; Director of Phoenix Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.

F. RAY KEYSER, JR. (69). Trustee of Tax Free Income; Trustee or Director and Member of the Board of Advisers of all other Evergreen Keystone funds; Chairman and Of Counsel, Keyser, Crowley & Meub, P.C.; Member, Governor's (VT) Council of Economic Advisers; Chairman of the Board and Director, Central Vermont Public Service Corporation and Lahey Hitchcock Clinic; Director, Vermont Yankee Nuclear Power Corporation, Grand Trunk Corporation, Grand Trunk Western Railroad, Union Mutual Fire Insurance Company, New England Guaranty Insurance Company, Inc., and the Investment Company Institute; former Director and President, Associated Industries of Vermont; former Director of Keystone, Central Vermont Railway, Inc., S.K.I. Ltd., and Arrow Financial Corp.; and former Director and Chairman of the Board, Proctor Bank and Green Mountain Bank.

GERALD M. MCDONNELL (57), 821 Regency Drive, Charlotte, NC. Trustee; Trustee or Director of all other Evergreen Keystone funds with the exception of Evergreen Variable Trust; and Sales Representative with Nucor-Yamoto, Inc. (steel producer) since 1988.

THOMAS L. MCVERRY (58), 4419 Parkview Drive, Charlotte, NC. Trustee; Trustee or Director of all other Evergreen Keystone funds with the exception of Evergreen Variable Trust; former Vice President and Director of Rexham Corporation; and former Director of Carolina Cooperative Federal Credit Union.

*WILLIAM WALT PETTIT (41), Holcomb and Pettit, P.A., 227 West Trade St., Charlotte, NC. Trustee; Trustee or Director of all other Evergreen Keystone funds with the exception of Evergreen Variable Trust; and Partner in the law firm of Holcomb and Pettit, P.A.

DAVID M. RICHARDSON (55). Trustee of Tax Free Income; Trustee or Director of 23 other Evergreen Keystone funds; Vice Chair and former Executive Vice President, DHR Interna tional, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); and Director, Commerce and Industry Association of New Jersey, 411 International, Inc., and J&M Cumming Paper Co.

RUSSELL A. SALTON, III M.D. (49), 205 Regency Executive Park, Charlotte, NC. Trustee; Trustee or Director of all other Evergreen Keystone funds; Medical Director, U.S. Health Care/Aetna Health Services; and former Managed Health Care Consultant; former President, Primary Physician Care.

MICHAEL S.  SCOFIELD  (53),  212 S. Tryon  Street,  Suite  980,  Charlotte,  NC.
Trustee; Trustee or Director of all other Evergreen Keystone funds; and Attorney, Law Offices of Michael S. Scofield.

RICHARD J. SHIMA (57). Trustee of Tax Free Income; Trustee or Director or Member of the

21369
                                                            17

Board Advisers of all other Evergreen Keystone funds; Chairman, Environmental Warranty, Inc. (insurance agency); Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of Connecticut Natural Gas Corporation, Hartford Hospital, Old State House Association, Middlesex Mutual Assurance Company, and Enhance Financial Services, Inc.; Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Greater Hartford YMCA; former Director, Vice Chairman and Chief Investment Officer, The Travelers Corporation; former Trustee, Kingswood-Oxford School; and former Managing Director and Consultant, Russell Miller, Inc.

ANDREW J. SIMONS (57). Trustee of Tax Free Income; Trustee or Director of 23 other Evergreen Keystone funds; Partner, Farrell, Fritz, Caemmerer, Cleary, Barnosky & Armentano, P.C.; Adjunct Professor of Law and former Associate Dean, St. John's Univer sity School of Law; Adjunct Professor of Law, Touro College School of Law; and former President, Nassau County Bar Association.

ROBERT J. JEFFRIES (74), 2118 New Bedford Drive, Sun City Center, FL. Trustee Emeritus of 11 Evergreen Keystone funds and Corporate Consultant since 1967.

JOHN J. PILEGGI (37) President and Treasurer of the Trusts; President and Treasurer of all other Evergreen Keystone funds; Senior Managing Director, Furman Selz LLC since 1992; Managing Director from 1984 to 1992; Consultant to BISYS Fund Services since 1996; 230 Park Avenue, Suite 910, New York, NY.

GEORGE O. MARTINEZ (37) Secretary of the Trusts; Secretary of all other Evergreen Keystone funds; Senior Vice President and Director of Administration and Regulatory Services, BISYS Fund Services; Vice President/Assistant General Counsel, Alliance Capital Management from 1988 to 1995; 3435 Stelzer Road, Columbus, Ohio.

* This Trustee may be considered an "interested person" of the Funds within the meaning of the 1940 Act.

         For the fiscal year ended May 31, 1997, Trustees of the Funds received $32,166, $159,659 and $9,830 in retainers and fees from Evergreen Municipal Trust, Evergreen Investment Trust and Tax Free Income. For the year ending May 31, 1997, fees paid to Independent Trustees on a fund complex wide basis were approximately $964,000.

         The officers of the Trusts are all officers and/or employees of The BISYS Group, Inc. ("BISYS"), except for Mr. Pileggi, who is a consultant to BISYS. BISYS is an affiliate of Evergreen Keystone Distributor, Inc. ("EKD"), the distributor of each Class of shares of each Fund.

         No officer or Trustee of the Trusts owned more than 1.0% of Class A, Class B or Class C or Class Y shares of any Fund as of August 31, 1997.

         Set forth below for each of the Trustees receiving in excess of $60,000 for the fiscal period of June 1, 1996 through May 31, 1997 is the aggregate compensation paid to such Trustee by the Evergreen Keystone funds:

21369
                                                            18

                               Total Compensation
                                From Fund Complex
NAME                                                 PAID TO TRUSTEE

James S. Howell                                      $76,875
Gerald M. McDonnell                                   65,550
Thomas L. McVerry                                     71,375
William Walt Pettit                                   69,375
Russell A Salton, III M.D.                            71,325
Michael S. Scofield                                   71,325


   Set forth below is information with respect to each person, who, to each Fund's knowledge, owned beneficially or of record more than 5% of a class of each Fund's total outstanding shares and their aggregate ownership of the Fund's total outstanding shares as of August 31, 1997.


                                                     Name of               No. of         % of
Name and Address                                     Fund/Class            Shares         Class
----------------                                     ----------            ------         ----------
First Union National Bank                            High Grade/Y          504,862        23.59%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC 28288-0002

Foster & Foster                                      High Grade/Y          405,595        16.95%
PO Box 1669
Greenwich, CT 06836-1669

FUBS & Co. FEBO                                      Short-Intermediate/A  104,560        16.93%
Haywood D. Cochrane Ljr.
21 Castlewood Court
Nashville, TN 37215-4617

FUBS & Co. FEBO                                      Short-Intermediate/A   93,702        12.37%
Stephen Nash and
Linda N. Nash
10006 Stonemill Road
Richmond, VA 23233-2800

FUBS & Co. FEBO                                      Short-Intermediate/A   76,391        12.37%
Manuel Garcia and
Adeline Garcia
4933 New Providence
Tampa, FL 33269-4814

FUBS & Co. FEBO                                      Short-Intermediate/A   39.115         6.33%
Anthony M. Truscello Sr and
Carolyn A. Truscello
878 Taylor Dr.
Folcroft, PA 19032-1523

21369
                                                            19




FUBS & Co. FEBO                                      Short-Intermediate/A    37,789        6.12%
First Union Nat'l Bank-PA FBO
Anthony Dambro Loan Acct.
Attn: Augusto Bonnani PA 1322
123 Broad St.
Philadelphia, PA 19109-1029

FUBS & Co. FEBO                                      Short-Intermediate/B    50,343        7.97%
Carl R. Nodine and
Linda F. Nodine
PO Box 210086
Nashville, TN 37221-0086

FUBS & Co. FEBO                                      Short-Intermediate/B    38,129        6.03%
Mark E. Smith
Melissa A. Smith Jt Ten
397 Yadkin Valley Road
Advance, NC 27006-8702

FUBS & Co FEBO                                       Short-Intermediate/B    32,757        5.18%
Shirley L. Roberts
2770 S. Garden Dr.
210 Bldg. 21
Lake Worth, FL 33461-6280

First Union National Bank/EB/INT                     Short-Intermediate/Y    779,296      17.16%
Cash Accuont
Attn Trust Opoerations Fund Group
401 S. Tryon St., 3rd Fl, CMG 1151
Charlotte,NC 28202-1191

Merrill Lynch, Pierce,                               Tax Free Income/A     1,590,918      22.38%
Fenner, Smith
For Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Dr E 3rd Fl
Jacksonville, FL 32246-6484

Merrill Lynch, Pierce,                               Tax Free Income/B       553,766      19.80%
Fenner, Smith
For Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Dr E 3rd Fl
Jacksonville, FL 32246-6484

Alletta Laird Downs TTEE                             Tax Free Income/B       205,973       7.36%
Alletta Laird Downs Trust
U/A DTD 3-29-89
P.O. Box 3666

21369
                                                            20




Wilmington, DE 19807-0666

Merrill Lynch, Pierce,                               Tax Free Income/C      459,477        45.17%
Fenner, Smith
For Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Dr E 3rd Fl
Jacksonville, FL 32246-6484


                               INVESTMENT ADVISERS

         (See also "Management of the Funds" in each Fund's Prospectus)

         The investment adviser of Short-Intermediate is Evergreen Asset Management Corp., a New York corporation, with offices at 2500 Westchester Avenue, Purchase, New York ("Evergreen Asset" or the "Adviser") and which Evergreen Asset is owned by First Union National Bank ("FUNB" or the "Adviser") which, in turn, is a subsidiary of First Union Corporation ("First Union"), a bank holding company headquartered in Charlotte, North Carolina. The sub-adviser to Short-Intermediate is Lieber and Company ("Lieber"), located at 2500 Westchester Avenue, Purchase, New York, which provides certain services to Evergreen Asset and is owned by First Union. The investment adviser of High Grade is FUNB which provides investment advisory services through its Capital Management Group. The Directors of Evergreen Asset are Richard K. Wagoner and Barbara I. Colvin. The executive officers of Evergreen Asset are Stephen A. Lieber, Chairman and Co-Chief Executive Officer, Nola Maddox Falcone, President and Co-Chief Executive Officer and Theodore J. Israel, Jr., Executive Vice President.

         The investment adviser of Tax Free Income is Keystone Investment Management Company ("Keystone" or the "Adviser"), a Delaware corporation, located at 200 Berkeley Street, Boston, Massachusetts. Keystone is an indirectly owned subsidiary of FUNB.

         The Directors of Keystone are Donald McMullen; William M. Ennis, II; Barbara I. Colvin; Albert H. Elfner, III, Chairman, CEO and President; Edward F. Godfrey, Senior Vice President and Chief Operating Officer; and W. Douglas Munn, Senior Vice President, Chief Financial Officer and Treasurer.

         On September 6, 1996, First Union and FUNB entered into an Agreement and Plan of Acquisition and Merger (the "Merger") with Keystone Investments, Inc. ("Keystone Investments"), the corporate parent of Keystone, which provided, among other things, for the merger of Keystone Investments with and into a wholly-owned subsidiary of FUNB. The Merger was consummated on December 11, 1996. Keystone continues to provide investment advisory services to the Keystone Family of Funds. Contemporaneously with the Merger, Tax Free Income entered into a new investment advisory agreement with Keystone and into a principal underwriting agreement with EKD.

         Under its Investment Advisory Agreement with each Fund, each Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to each Fund's portfolio of investments. In addition, each Adviser provides office facilities to the Funds and performs a variety of administrative services. Each Fund pays the cost of all of its other expenses and liabilities, including expenses and liabilities incurred in connection with maintaining their registration under the Securities Act of 1933, as amended, and the 1940 Act, printing prospectuses (for existing shareholders) as they are updated, state qualifications, share certificates, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing

21369
                                                            21
expenses,   expenses  of  shareholder  meetings  and  reports  to  shareholders.
Notwithstanding the foregoing, each Adviser will pay the costs of printing and distributing prospectuses used for prospective shareholders.

      The method of computing the investment advisory fee for each Fund is described in such Fund's Prospectus. The advisory fees paid by each Fund for the three most recent fiscal periods reflected in its registration statement are set forth below. For Tax Free Income, total dollar amounts paid by the Fund to Keystone Management, Inc., the Fund' former investment manager, for investment management and administrative services rendered, are inclusive of payments from Keystone Management to Keystone for investment advisory services:

HIGH GRADE                 Period Ended              Year Ended    Period Ended
                           05/31/97                  8/31/96       8/31/95
Advisory Fee               $399,929                  $575,456      $338,767

Waiver                     (64,199)                  (228,548)     (20,456)
                           ---------                 ---------     ---------
Net Advisory Fee          $335,730                   $346,908       $318,311
                           =========                 =========     =========

SHORT-INTERMEDIATE  Period Ended                     Year Ended   Year Ended
                             5/31/97                 8/31/96      8/31/95
Advisory Fee                 $248,564                $287,149     $263,947

Waiver                        (60,003)               (109,619)    (63,612)
                             ---------               ---------    --------
Net Advisory Fee              $188,561               $177,530     $200,335
                             =========               ========     ========
Expense
Reimbursement                       0                ( 30,962)    $(28,521)
                             ---------               ---------    --------

TAX FREE INCOME   Period Ended             Year Ended     Year Ended
                  5/31/97                  11/30/96       8/31/95



Advisory Fee      367,154                   $844,486       $919,802



                                            717,813        781,832
Waiver              0                             0              0
                  --------                 --------       --------
Net Advisory Fee  $367,154                 $844,486       $919,802
                  ========                 ========       ========

         With respect to Short-Intermediate, Evergreen Asset has agreed to reimburse the Fund to the extent that the Fund's aggregate operating expenses (including the Adver's fee but excluding interest, taxes, brokerage commissions and extraordinary expenses, and, for Class A and Class B shares Rule 12b-1 distribution fees and shareholder servicing fees payable) exceed 1% of its average net assets for any fiscal year.



21369
                                                            22

         The Investment Advisory Agreements are terminable, without the payment of any penalty, on sixty days' written notice, by a vote of the holders of a majority of each Fund's outstanding shares, or by a vote of a majority of each Trust's Trustees or by the respective Adviser. The Investment Advisory Agreements will automatically terminate in the event of their assignment. Each Investment Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder. The Investment Advisory Agreements with respect to each Fund continue in effect for two years from their effective dates and, thereafter, from year to year provided that their continuance is approved annually by a vote of a majority of the Trustees of each Trust including a majority of those Trustees who are not parties thereto or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting duly called for the purpose of voting on such approval or a majority of the outstanding voting shares of each Fund.

   Certain other clients of each Adviser may have investment objectives and policies similar to those of the Funds. Each Adviser (including the sub-adviser) may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of each Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including one or more of the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

    Although the investment objectives of the Funds are not the same, and their investment decisions are made independently of each other, they rely upon some of the same resources for investment advice and recommendations. Therefore, on occasion, when a particular security meets the different investment objectives of the various Funds, they may simultaneously purchase or sell the same security. This could have a detrimental effect on the price and quantity of the security available to each Fund. If simultaneous transactions occur, the Adviser attempts to allocate the securities, both as to price and quantity, in accordance with a method deemed equitable to each Fund and consistent with their different investment objectives. In some cases, simultaneous purchases or sales could have a beneficial effect, in that the ability of one Fund to participate in volume transactions may produce better executions for that Fund.

         Each Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between each Fund and the other registered investment companies for which Evergreen Asset, Keystone, FUNB or its affiliates acts as investment adviser or between the Fund and any advisory clients of Evergreen Asset, Keystone, FUNB or its affiliates. Each Fund may from time to time engage in such transactions but only in accordance with these procedures and if they are equitable to each participant and consistent with each participant's investment objectives.

         At present, Evergreen Keystone Investment Services ("EKIS") serves as administrator to High Grade and Short-Intermediate subject to the supervision and control of the Trustees of each Trust. As administrator, EKIS provides facilities, equipment and personnel to the Funds and is entitled to receive a fee based on the

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                                                            23
average daily net assets of all mutual funds for which CMG, Keystone or Evergeen Asset serve as investment adviser, calculated in accordance with the following schedule:.050% on the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30 billion.

         BISYS Fund Services, an affiliate of EKD, serves as sub-administrator to High Grad and Short-Intermediate and is entitled to receive a fee from EKIS calculated on the average daily net assets of each Fund at a rate based on the total assets of the mutual funds administered by EKIS for which FUNB, Evergreen Asset, Keystone or affiliates of First Union also serve as investment adviser. BISYS Fund Services also serves as sub-administrator to Tax Free Income and is entitled to receive a fee from Keystone based on the total assets of the mutual funds for which FUNB affiliates serve as investment adviser. Fees are calculated in accordance with the following schedule: .0100% of the first $7 billion;
 .0075% on the next $3 billion; .0050% on the next $15 billion; and .0040% on assets in excess of $25 billion. The total assets of mutual funds for which FUNB, Evergreen Asset, Keystone, or affiliates of First Union serve as investment adviser as of June 30, 1997 were approximately $30.5 billion.

         For the fiscal period ended May 31, 1997, the fiscal year ended August 31, 1996, and fiscal period ended August 31, 1995 High Grade paid to EKIS or its predecessor, Evergreen Asset, $33,901, $59,073 and $50,406, respectively, in administrative service costs.

                               DISTRIBUTION PLANS

         Reference is made to "Management of the Funds - Distribution Plans and Agreements" in the Prospectus of each Fund for additional disclosure regarding the Funds' distribution arrangements. Distribution fees are accrued daily and paid monthly on the Class A, Class B and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of the Fund's shares.

         Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of its Class A, Class B and, where applicable, Class C shares (each a "Plan" and collectively, the "Plans"), the Treasurer of each Fund reports the amounts expended under the Plan and the purposes for which such expenditures were made to the Trustees of each Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of Trustees who are not "interested persons" of each Trust (as defined in the 1940
Act) are committed to the discretion of such disinterested Trustees then in office.

         Each Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         The Plans permit the payment of fees to brokers and others for distribution and

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                                                            24
shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B and Class C shares. The Plans are designed to
(i) stimulate brokers to provide distribution and administrative support services to each Fund and holders of Class A, Class B and Class C shares and
(ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B and Class C shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B and Class C shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B and Class C shares.

         In addition to the Plans, High Grade has adopted a Shareholder Services Plan whereby shareholder servicing agents may receive fees from the Fund for providing services which include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance, and communicating or facilitating purchases and redemptions of Class B shares of the Fund.

         In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more Classes of a Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EKD with respect to that Class or Classes, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by EKD from distribution services fees in respect of shares of such Class or Classes through deferred sales charges.

         All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of a Trust or the holders of the Fund's outstanding voting securities, voting separately by Class, and in either case, by a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular Class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the Class affected. With respect to High Grade, amendments to the Shareholder Services Plan require a majority vote of the disinterested Trustees but do not require a shareholders vote. Any Plan, Shareholder Services Plan or Distribution Agreement may be terminated (a) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by Class or by a majority vote of the Trustees who are not "interested persons" as defined in the 1940 Act, or (b) by EKD. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EKD. Any Distribution Agreement will terminate automatically in the event of its assignment.

FEES PAID PURSUANT TO DISTRIBUTION PLANS. The Funds incurred the following distribution services fees:



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                                                            25

High Grade. For the fiscal period ended May 31, 1997 and the fiscal year ended August 31, 1996, $92,644 and $97,996, respectively, on behalf of Class A shares; and $240,510 and $167,706, respectively, on behalf of Class B shares.

Short-Intermediate. For the fiscal period ended May 31, 1997 and the fiscal year ended August 31, 1996, $19,181 and $4,106, respectively, on behalf of Class A shares; and $52,576 and $20,584, respectively, on behalf of Class B shares.

Tax Free Income. For the fiscal period ended May 31, 1997 and the fiscal year ended November 30, 1996, $90,496 and $205,872, respectively, on behalf of Class A shares; $154,261 and $333,417, respectively, on behalf of Class B shares and $62,367 and $169,992 on behalf of Class C shares.

FEE PAID PURSUANT TO SHAREHOLDER SERVICES PLAN. High Grade incurred the following shareholder services fees: For the fiscal period ended May 31, 1997 and the fiscal year ended August 31, 1996, $60,421 and $55,902, respectively, on behalf of Class B shares.

Short-Intermediate. For the fiscal period ended May 31, 1997, the fiscal year ended August 31, 1996 and the fiscal period ended August 31, 1995, $13,161, $17,458 and $6,623, respectively, on behalf of Class B shares.


                             ALLOCATION OF BROKERAGE

         Decisions regarding each Fund's portfolio are made by its Adviser, subject to the supervision and control of the Trustees. Orders for the purchase and sale of securities and other investments are placed by employees of the Adviser, all of whom, in the case of Evergreen Asset, are associated with Lieber. In general, the same individuals perform the same functions for the other funds managed by the Adviser. A Fund will not effect any brokerage transactions with any broker or dealer affiliated directly or indirectly with the Adviser unless such transactions are fair and reasonable, under the circumstances, to the Fund's shareholders. Circumstances that may indicate that such transactions are fair or reasonable include the frequency of such transactions, the selection process and the commissions payable in connection with such transactions.

         It is anticipated that most of the Funds purchase and sale transactions will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between bid and ask prices.

         In selecting firms to effect securities transactions, the primary consideration of each Fund shall be prompt execution at the most favorable price. A Fund will also consider such factors as the price of the securities and the size and difficulty of execution of the order. If these objectives may be met with more than one firm, the Fund will also consider the availability of statistical and investment data and economic facts and opinions helpful to the Fund. To the extent that receipt of these services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses.

         The transactions in which the Funds engage do not involve the payment of brokerage commissions and are executed with dealers other than Lieber.


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                                                            26

                           ADDITIONAL TAX INFORMATION
                      (See also "Taxes" in the Prospectus)

         Each Fund has qualified and intends to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the
"Code"). (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; (b) derive less than 30% of its gross income from the sale or other disposition of securities, options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the RIC's principal business of investing in securities (or options and futures with respect thereto) held for less than three months (this provision is repealed starting in
1998); and (c) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, a Fund is not subject to Federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

         Dividends paid by a Fund from investment company taxable income generally will be taxed to the shareholders as ordinary income. Investment company taxable income includes net investment income and net realized short-term gains (if any).

         Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders (who are not exempt from tax) as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Short-term capital gains distributions are taxable to shareholders who are not exempt from tax as ordinary income. Such distributions are not eligible for the dividends-received deduction.

         Distributions of investment company taxable income and any net short-term capital gains will be taxable as ordinary income as described above to shareholders (who are not exempt from tax), whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.

         Distributions by each Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable as ordinary income or capital gain as described above to shareholders (who are not exempt from tax), even though, from an investment standpoint, it may constitute a return of capital. In

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                                                            27
particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive what is in effect a return of capital upon the distribution which will nevertheless be taxable to shareholders subject to taxes.

         Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gains or losses will be treated as a capital gain or loss if the shares are capital assets in the investor's hands and will be a long-term capital gain or loss if the shares have been held for more than one year. Long-term capital gains on assets held for more than 18 months are taxable as a maximum rate of 28%; such gains on assets held for more than 18 months are taxable as a maximum rate of 20%. Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such shares, and will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her Federal income tax return. Each shareholder should consult his or her own tax adviser to determine the state and local tax implications of Fund distributions.

         Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% Federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisers about the applicability of the backup withholding provisions.

         The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisers regarding specific questions relating to Federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 31% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

Special Tax Considerations

         In order to qualify to pay exempt interest dividend for a year, a Fund must have exempt bonds with a value equal to more than half of the Fund's total asset value at the close of each quarter of the year. To the extent that the Fund distributes exempt interest dividends to a shareholder, interest on indebtedness incurred or continued by

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                                                            28
such shareholder to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by "private activity" bonds (some of which were formerly referred to as "industrial development" bonds) should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds.

         The percentage of the total dividends paid by a Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

                                 NET ASSET VALUE

         The following information supplements that set forth in each Fund's Prospectus under the subheading "How to Buy Shares - How the Funds Value Their Shares" in the Section entitled "Purchase and Redemption of Shares".

         The public offering price of shares of a Fund is its net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as more fully described in the Prospectus. See "Purchase of Shares - Class A Shares - Front-End Sales Charge Alternative. " On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of Fund shares, the per share net asset value of each such Fund is computed in accordance with the Declaration of Trust and By-Laws governing each Fund as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday. For each Fund, securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the NASDAQ National List are valued at the last quoted sale or, if no sale, at the mean of closing bid and asked price and portfolio bonds are presently valued by a recognized pricing service when such prices are believed to reflect the fair value of the security. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. If accurate quotations are not available, securities will be valued at fair value determined in good faith by the Board of Trustees.

         Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A shares (and, in turn, that of Class A shares may be lower than Class Y shares) as a result of the greater daily expense accruals, relative to Class A and Class Y shares, of Class B shares and Class C shares relating to distribution services fees (and, with respect to High Grade, Shareholder Service Plan fee) and the fact that Class Y shares bear no additional distribution or shareholder service related fees. While it is expected that, in the event each Class of shares of a Fund realizes net investment income or does not realize a net operating loss for a period, the per share net asset values of the classes will tend to converge immediately after the payment of dividends, which dividends will differ by approximately the amount of the expense accrual differential among the Classes, there is no assurance that this will be the case. In

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                                                            29
the event one or more Classes of a Fund experiences a net operating loss for any fiscal period, the net asset value per share of such Class or Classes will remain lower than that of Classes that incurred lower expenses for the period.

                               PURCHASE OF SHARES

         The following information supplements that set forth in each Prospectus under the heading "Purchase and Redemption of Shares - How To Buy Shares."

General

         Shares of each Fund will be offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "front-end sales charge alternative"), or with a contingent deferred sales charge (the deferred sales charge alternative"), as described below. Class Y shares which, as described below, are not offered to the general public, are offered without any front-end or contingent sales charges. Shares of each Fund are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with EKD ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with EKD ("selected agents"), or (iii) EKD. The minimum for initial investments is $1,000; there is no minimum for subsequent investments. The subscriber may use the Application available from EKD for his or her initial investment. Sales personnel of selected dealers and agents distributing a Fund's shares may receive differing compensation for selling Class A, Class B or Class C shares.

         Investors may purchase shares of a Fund in the United States either through selected dealers or agents or directly through EKD. A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         Each Fund will accept unconditional orders for its shares to be executed at the public offering price equal to the net asset value next determined (plus for Class A shares, the applicable sales charges), as described below. Orders received by EKD prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus for Class A shares the sales charges). In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to EKD prior to its close of business that same day (normally 5:00 p.m. Eastern time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. Eastern time. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of shares of a Fund, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Application. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House

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                                                            30

Association ("ACH"). If a shareholder's telephone purchase request is received before 4:00 p.m.Eastern time on a Fund business day, the order to purchase shares is automatically placed the same Fund business day for non-money market funds, and two days following the day the order is received for money market funds, and the applicable public offering price will be the public offering price determined as of the close of business on such business day. Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to a Fund, stock certificates representing shares of a Fund are not issued for any class of shares of any Fund. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

Alternative Purchase Arrangements

         High Grade and Short-Intermediate issue three classes of shares: (i) Class A shares, which are sold to investors choosing the front-end sales charge alternative; (ii) Class B shares, which are sold to investors choosing the deferred sales charge alternative; and (iii) Class Y shares, which are offered only to (a) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (b) certain investment advisory clients of the Advisers and their affiliates, and (c) institutional investors. Tax Free Income offers Class A, Class B and Class C shares. The three classes of shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (I) only Class A, Class B and Class C shares are subject to a Rule 12b-1 distribution fee, (II) Class B shares of High Grade are subject to a Shareholder Service Plan fee, (III) Class A shares bear the expense of the front-end sales charge and Class B, Class C and, when applicable, Class A shares bear the expense of the deferred sales charge, (IV) Class B and Class C shares bear the expense of a higher Rule 12b-1 distribution services fee and Shareholder Service Plan fee than Class A shares (V) with the exception of Class Y shares, each Class of each Fund has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services (and, to the extent applicable, Shareholder Service Plan) fee is paid which relates to a specific Class and other matters for which separate Class voting is appropriate under applicable law, provided that, if the Fund submits to a simultaneous vote of Class A, Class B and, where applicable, Class C shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the shareholders will vote separately by Class, and (VI) only the Class B shares are subject to a conversion feature. Each Class has different exchange privileges and certain different shareholder service options available.

         The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services (and, to the extent applicable, Shareholder Service Plan) fee and contingent deferred sales charges on Class B shares prior to conversion would be less than the front-end sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class B shares will normally not be suitable for the investor who qualifies to purchase Class A shares at the lowest applicable sales charge. For this reason, EKD will reject any order (except orders for Class B shares from certain retirement plans) for more than $250,000 for Class B shares.


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



         Class A shares are subject to a lower distribution services fee and no Shareholder Service Plan fee and, accordingly, pay correspondingly higher dividends per share than Class B shares. However, because front-end sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced front-end sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution (and, to the extent applicable, Shareholder Service Plan) charges on Class B shares may exceed the front-end sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such front-end sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution services (and, to the extent applicable, Shareholder Service Plan )fees and being subject to a contingent deferred sales charge for a seven-year period. For example, based on current fees and expenses, an investor subject to the 4.75% front-end sales charge imposed on Class A shares of the Funds would have to hold his or her investment approximately seven years for the Class B and Class C distribution services (and, to the extent applicable, Shareholder
Service Plan) fees to exceed the front-end sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class B and Class C distribution services (and, to the extent applicable, Shareholder Service Plan) fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         With respect to each Fund, the Trustees have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Class Y shares. On an ongoing basis, the Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Front-end Sales Charge Alternative--Class A Shares

         The public offering price of Class A shares for purchasers choosing the front-end sales charge alternative is the net asset value plus a sales charge as set forth in the Prospectus for each Fund.

         Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A shares sold to investors. The Distributor's commission is the sales charge set forth in the Prospectus for each Fund, less any applicable discount or commission "reallowed" to selected dealers and agents. EKD will reallow discounts to selected dealers and agents in the amounts indicated in the table in the Prospectus. In this regard, EKD may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with EKD.

         Set forth below is an example of the method of computing the offering price of the Class A shares of each Fund. The example assumes a purchase of Class A shares of a Fund aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of

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



each Fund at the end of each Fund's latest fiscal year.

                  Net          Per Share                     Offering
                  Asset        Sales                         Price
                  Value        Charge       Date             Per Share

High Grade        $10.89       $.54         5/31/97          $11.43

Short-
Intermediate      $10.09       $.34         5/31/97          $10.43

Tax Free Income   $ 9.78       $.49         5/31/97          $10.27

         With respect to High Grade, the following commissions were paid and amounts retained by EKD or its predecessor for the period ending May 31, 1997, the fiscal year ended August 31, 1996 and from July 7, 1995 through August 31, 1995:

                            Period From      Fiscal Year        Period From
                            9/1/96-5/31/97   Ended 8/31/96      7/7/95-8/31/95

Commissions Received        $46,714          $73,014            $5,767
Commissions Retained         $6,389            9,050               712

         With respect to Short-Intermediate for the period ending May 31, 1997, the fiscal year ended August 31, 1996 and the period from January 3, 1995 (commencement of offering of Class A shares) through August 31, 1995, and commissions were paid to and amounts retained by EKD or its predecessor are noted below:

                           Period From       Fiscal Year      Period From
                           9/1/96-5/31/97    Ended 8/31/96    1/5/95-8/31/95

 Commissions Received      $26,752           $33,816          $ 37,130
 Commissions Retained        3,820             8,464             4,445

         With respect to Tax Free Income for the period ending May 31, 1997 and the fiscal years ended November 30, 1996 and 1995 commissions were paid to and amounts retained by EKD or its predecessor are noted below:


                          Period From         Fiscal Year      Fiscal Year
                          12/1/96-5/31/97     Ended 11/30/96   Ended 11/30/95

 Commissions Received     $9,477              $469,269         $254,934
 Commissions Retained        890               254,934          143,281


         Investors  choosing the front-end  sales charge  alternative  may under certain circumstances be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions by combining purchases of shares of one or more Evergreen Keystone fund other than money market funds into a single "purchase", if the resulting "purchase" totals at least $100,000. The term "purchase" refers to:
(i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to

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                                                            33
the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company", as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any Evergreen Keystone fund.

         Prospectuses for the Evergreen Keystone funds may be obtained without charge by contacting EKD or the Advisers at the telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)      the investor's current purchase;

         (ii) the net asset value (at the close of business on the previous day) of (a) all Class A and Class B shares of the Fund held by the investor and (b) all such shares of any other Evergreen mutual fund held by the investor; and

         (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned Class A, Class B or Class C shares of an Evergreen Keystone fund worth $200,000 at their then current net asset value and subsequently purchased Class A shares worth an additional $100,000, the sales charge for the $100,000 purchase, in the case of Short-Intermediate, would be at the 2.00% rate applicable to a single $300,000 purchase rather than the 2.50% rate, or in the case of High Grade, at the 2.50% rate applicable to a single $300,000 purchase rather than the 3.75% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Distributor with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Letter of Intent. Class A investors may also obtain the reduced sales charges shown in the Prospectus by means of a written Letter of Intent, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B and Class C shares) of the Fund or any other Evergreen mutual fund. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the

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                                                            34
investor's option, a Letter of Intent may include purchases of Class A or B shares of the Fund or any other Evergreen Keystone fund made not more than 90 days prior to the date that the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Evergreen Keystone funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Evergreen Keystone fund, to qualify for the 3.75% sales charge applicable to purchases in High Grade and Tax Free Income or 2.50% applicable to purchases in Short-Intermediate on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional shares of the Fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Fund should complete the appropriate portion of the Application while current Class A shareholders desiring to do so can obtain a form of Letter of Intent by contacting a Fund at the address or telephone number shown on the cover of this Statement of Additional Information.

         Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified benefit and savings plans may make shares of the Evergreen mutual funds available to their participants. Investments made by such employee benefit plans may be exempt from any applicable front-end sales charges if they meet the criteria set forth in the Prospectus under "Class A Shares-Front End Sales Charge Alternative". The Advisers may provide compensation to organizations providing administrative and record keeping services to plans which make shares of the Evergreen Keystone mutual funds available to their participants.

         Reinstatement Privilege. A Class A shareholder who has caused any or all of his or her shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that such reinvestment is made within 30 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction;

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                                                            35
therefore, any gain or loss so realized will be recognized for Federal tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. In addition to the categories of investors set forth in the Prospectus, each Fund may sell its Class A shares at net asset value, i.e., without any sales charge, to: (i) certain investment advisory clients of the Advisers or their affiliates; (ii) officers and present or former Trustees of the Trusts; present or former trustees of other investment companies managed by the Advisers; officers, directors and present or retired full-time employees of the Adviser, the Distributor, and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) certain employee benefit plans for employees of the Advisers, EKD, and their affiliates; (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by EKD, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for service in the nature of investment advisory or administrative services. These provisions are intended to provide additional job-related incentives to persons who serve the Funds or work for companies associated with the Funds and selected dealers and agents of the Funds. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Funds and the Distributor.

Deferred Sales Charge Alternative--Class B and Class C Shares

         Investors choosing the deferred sales charge alternative purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without a front-end sales charge so that the full amount of the investor's purchase payment is invested in the Fund initially.

         Contingent Deferred Sales Charge. Class B shares which are redeemed within seven years after the month of purchase will be subject to a contingent deferred sales charge at the rates set forth in the Prospectus charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no contingent deferred sales charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B

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                                                            36
shares until the time of redemption of such shares.

         In determining the contingent deferred sales charge applicable to a redemption, it will be assumed that the redemption is first of any Class A shares in the shareholder's Fund account, second of Class B shares held for over seven years or Class B shares acquired pursuant to reinvestment of dividends or distributions and third of Class B shares held longest during the seven-year period.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares, 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, of the $600 of the shares redeemed $400 of the redemption proceeds (40 shares x $10 original purchase price) will be charged at a rate of 4.0% (the applicable rate in the second year after purchase for a contingent deferred sales charge of $16).

         The contingent deferred sales charge is waived on redemptions of shares
(i) following the death or disability, as defined in the Code, of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2.

     Proceeds from the contingent deferred sales charge are paid to EKD or its predecessor and are used by EKD to defray the expenses of EKD related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee (and, with respect to High Grade, the Shareholder Service Plan fee) enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee (and, with respect to Florida Municipal Bond, Georgia Municipal Bond, New Jersey Tax-Free, North Carolina Municipal Bond, South Carolina Municipal Bond, Virginia Municipal Bond and High Grade, the Shareholder Service Plan fee) incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Conversion Feature. At the end of the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee and the applicable shareholder service fee imposed on Class B shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Distributor to have been compensated for the expenses associated with the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the

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                                                            37
sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee (and, with respect to High Grade, Shareholder Service Plan fee) with respect to Class B shares does not result in the dividends or distributions payable with respect to other Classes of a Fund's shares being deemed "preferential dividends" under the Code, and
(ii) the conversion of Class B shares to Class A shares does not constitute a taxable event under Federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee (and, with respect to High Grade, the Shareholder Service Plan fee) for an indefinite period which may extend beyond the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted.

Level-Load Alternative--Class C Shares

         Investors choosing the level-load sales charge alternative purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a front-end sales charge. However, you will pay a 1.0% contingent deferred sales charge if you redeem shares during the first year after the month of purchase. No charge is imposed in connection with redemptions made more than one year after the month of purchase. Class C shares are sold without a front-end sales charge so that the Fund will receive the full amount of the investor's purchase payment and after the first year without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C of shares without either a front-end or contingent deferred sales charge. However, unlike Class B shares, Class C shares do not convert to any other Class shares of the Fund. Class C shares incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

Class Y Shares

         Class Y shares are not offered to the general public and are available only to (i) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (ii) certain investment advisory clients of the Advisers and their affiliates, and (iii) institutional investors. Class Y shares do not bear any Rule 12b-1 distribution expenses and are not subject to any front-end or contingent deferred sales charges.

                       GENERAL INFORMATION ABOUT THE FUNDS
 (See also "Other Information - General Information" in each Fund's Prospectus)

Capitalization and Organization

         The Evergreen Short-Intermediate Municipal Fund is a separate series of The Evergreen Municipal Trust, a Massachusetts business trust. Evergreen High Grade Tax Free Fund is a separate series of Evergreen Investment Trust, a Massachusetts business trust. Keystone Tax Free Income Fund is a Massachsuetts business trust. The above-named Trusts are individually referred to in this Statement of Additional Information as the

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                                                            38

"Trust" and collectively as the "Trusts". Each Trust is governed by a board of trustees. Unless otherwise stated, references to the "Board of Trustees" or "Trustees" in this Statement of Additional Information refer to the Trustees of all the Trusts.

         Each Fund, other than Tax Free Income, may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Tax Free Income may issue an unlimited number of shares of beneficial interest with no par value. All shares of these Funds have equal rights and privileges. Each share is entitled to one vote, to participate equally in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of these Funds are fully paid, nonassessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

         Under each Trust's Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee upon a vote of two-thirds of the outstanding shares of beneficial interest of the Trust. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. As a result, normally no annual or regular meetings of shareholders will be held, unless otherwise required by the Declaration of Trust of each Trust or the 1940 Act.

         Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees.

         The Trustees of each Trust are authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, in the future, for reasons such as the desire to establish one or more additional portfolios of a Trust with different investment objectives, policies or restrictions, additional series of shares may be created by one or more Trusts. Any issuance of shares of another series or class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. If shares of another series of a Trust were issued in connection with the creation of additional investment portfolios, each share of the newly created portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote separately.

         In addition any Fund may, in the future, create additional classes of shares which represent an interest in that same investment portfolio. Except for the different distribution related and other specific costs borne by such additional classes, they will have the same voting and other rights described for the existing classes of each Fund.

         Procedures for calling a shareholders meeting for the removal of the Trustees of each Trust, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of each Fund. The rights of the holders of shares of a series of a Fund may not be modified except by the vote of a majority of the outstanding shares of such series.


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                                                            39

         An order has been received from the SEC permitting the issuance and sale of multiple classes of shares representing interests in each Fund. In the event a Fund were to issue additional Classes of shares other than those described herein, no further relief from the SEC would be required.

Distributor

         Evergreen Keystone Distributor, Inc. ("EKD" or the "Distributor"),  125
W. 55th Street, New York, New York 10019, serves as each Fund's principal underwriter, and as such may solicit orders from the public to purchase shares of any Fund. The Distributor is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Agreement between each Fund and the Distributor, each Fund has agreed to indemnify the Distributor, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

Counsel

         Sullivan & Worcester LLP, Washington, D.C., serves as counsel to the Funds.

Independent Auditors

         Price Waterhouse LLP has been selected to be the independent auditors of Short-Intermediate and High Grade.

         KPMG Peat Marwick LLP has been selected to be the independent auditors of Tax Free Income.

                             PERFORMANCE INFORMATION

Total Return

         From time to time a Fund may advertise its "total return". Computed separately for each class, the Fund's "total return" is its average annual compounded total return for recent one, five, and ten-year periods (or the period since the Fund's inception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. The Fund will include performance data for Class A, Class B, Class C and Class Y shares in any advertisement or information including performance data of the Fund.

         The average annual compounded total return for each Class of shares offered by the Funds for the most recently completed one year, three year, five year and ten year periods, where applicable, and the period since each Fund's inception is set forth in the table below.






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                                                            40

             1 Year    3 Years  5 Years   10 Years
             Ended     Ended    Ended     Ended     From Inception**
             05/31/97  05/31/97 05/31/97  05/31/97  to 05/31/97

HIGH GRADE

Class A       1.90%    5.11%    5.75%     N/A           6.00%
Class B       1.19%    5.16%    N/A       N/A           5.13%
Class Y       7.25%    7.10%    N/A       N/A           5.11%

SHORT-
INTERMEDIATE

Class A       0.92%     N/A      N/A      N/A           3.40%
Class B       1.51%     N/A      N/A      N/A           2.76%
Class Y       4.62%    3.95%    4.44%     N/A           4.88%

TAX FREE INCOME

Class A       1.80%    4.39%    4.64%    6.23%           N/A
Class B       1.03%    4.39%     N/A      N/A           3.84%
Class C       5.03%    5.26%     N/A      N/A           4.22%

**                                                    INCEPTION DATE
Short-Intermediate
                           Class A and B              January 3, 1995
                           Class Y                    July 17, 1991
High Grade                 Class A                    February 21, 1992
                           Class B                    January 11, 1993
                           Class Y                    February 28, 1994
Tax Free Income            Class A                    February 13, 1987
                           Class B                    February 1, 1993
                           Class C                    February 1, 1993

         A Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in a Fund's portfolio and its expenses. Total return information is useful in reviewing a Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in a Fund is not fixed and will fluctuate in response to prevailing market conditions.

YIELD CALCULATIONS

         From time to time, a Fund may quote its yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields are computed by dividing the Fund's interest income (as defined in the SEC yield formula) for a given 30-day or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. The formula for calculating yield is as follows:



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                                                            41

                              YIELD = 2[(a-b+1)6-1]
                                       cd

Where             a = Interest earned during the period
                  b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
                  d = The maximum offering price per share on the last day of the period

     Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Gains and losses generally are excluded from the calculation. Income calculated for purposes of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yields quoted for a Fund may differ from the rate of distributions a Fund paid over the same period, or the net investment income reported in a Fund's financial statements.

Tax Equivalent Yield

         The Funds invest principally in obligations the interest from which is exempt from Federal income tax other than the Alternative Minimum Tax. However, from time to time the Funds may make investment which generate taxable income. A Fund's tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal the Fund's yield after taxes. Tax-equivalent yields are calculated by dividing a Fund's yield by the result of one minus a stated Federal or combined Federal and state tax rate. (If only a portion of the Fund's yield is tax-exempt, only that portion is adjusted in the calculation.) Of course, no assurance can be given that a Fund will achieve any specific tax-exempt yield. If only a portion of the Fund's yield is tax-exempt, only that portion is adjusted in the calculation. Of course, no assurance can be given that the Fund will achieve any specific tax-exempt yield.

         The following formula is used to calculate Tax Equivalent Yield without taking into account state tax:

                                  FUND'S YIELD
                                1 - Fed Tax Rate

         Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Funds'
investment portfolios, portfolio maturity, operating expenses and market conditions.

         It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares

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                                                            42
will likely be invested in instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

         The tax exempt yields (calculated using a 31% federal tax rate) of each Fund for the thirty-day period ended May 31, 1997 for each Class of shares offered by the Funds is set forth in the table below:

                     Yield                 Tax Equivalent Yield
High Grade
 Class A             4.19%                        6.07%
 Class B             3.63%                        5.26%
 Class Y             4.66%                        6.75%

Short-Intermediate
 Class A             3.74%                        5.42%
 Class B             2.94%                        4.26%
 Class Y             3.93%                        5.70%

Tax Free Income
 Class A             4.58%                        6.64%
 Class B             4.05%                        5.87%
 Class C             4.05%                        5.87%

Non-Standardized Performance

         In addition to the performance information described above, a Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

GENERAL

         From time to time, a Fund may quote its performance in advertising and other types of literature as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Lehman Brothers General Obligations Municipal Bond Index or any other commonly quoted index of common stock or municipal bond prices. The Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The Lehman Brothers General Obligations Municipal Bond Index is an unmanaged index of state general obligation debt issues which are rated A or better and represent a variety of coupon ranges. A Fund's performance may also be compared to those of other mutual funds having similar objectives. This comparative performance would be expressed as a ranking prepared by Lipper Analytical Services, Inc. or similar independent services monitoring mutual fund performance. A Fund's performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends aid. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or to each Adviser at the address or telephone number shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain

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



all the information set forth in the Registration Statements filed by the Trusts with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

         The financial statements of Tax Free Income, appearing in its most current fiscal year Annual Report to Shareholders and the report thereon of KPMG Peat Marwick LLP, independent auditors, appearing therein are incorporated by reference into this Statement of Additional Information. The financial statements of High Grade and Short-Intermediate, appearing in their most current Annual Reports to Shareholders and the report thereon of Price Waterhouse LLP, independent auditors, appearing therein are incorporated by reference into this Statement of Additional Information. The Annual Report to Shareholders for the Funds, which contain the referenced statements, are available upon request and without charge.


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                                                            44

                                  APPENDIX "A"


DESCRIPTION OF BOND, MUNICIPAL NOTE AND COMMERCIAL PAPER RATINGS

         Standard & Poor's Ratings Group. A Standard & Poor's corporate or municipal bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligers such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:

         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2. Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

         AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than is higher rated categories.

         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.


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                                       A-1

         BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

         B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

         D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA,

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                                       A-2

AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

         Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follows:

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. NOTE:
Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

21328
                                       A-3

         Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly form time to time because of economic conditions; A--average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating categories.

         Fitch Investors Service, Inc.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

         A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

         o Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

         o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

         o SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         o SP-2 Satisfactory capacity to pay principal and interest.

         o SP-3 Speculative capacity to pay principal and interest.

         Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade
(MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

         o MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         o MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         o MIG 3 - This designation denotes favorable quality. All security elements are

21328
                                       A-4
         accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         o MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

         Moody's Investors Service, Inc.: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

         Standard & Poor's Ratings Group: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

         Duff & Phelps, Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

         Fitch Investors Service, Inc.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1+ -- very strong credit quality, with only slightly less degree of assurance for timely payment than F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.




21328
                                       A-5

            SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

      Evergreen Aggressive Growth Fund, Evergreen American Retirement Fund,
                     Evergreen Emerging Markets Growth Fund,
  Evergreen Florida High Income Municipal Bond Fund, Evergreen Foundation Fund,
             Evergreen Fund, Evergreen Georgia Municipal Bond Fund,
        Evergreen Global Leaders Fund, Evergreen Growth and Income Fund,
      Evergreen High Grade Tax Free Fund, Evergreen Income and Growth Fund,
             Evergreen Intermediate Term Government Securities Fund,
     Evergreen International Equity Fund, Evergreen Select Money MarketFund,
                  Evergreen Select Municipal Money Market Fund,
   Evergreen Select Treasury Money Market Fund, Evergreen Latin America Fund,
             Evergreen Micro Cap Fund, Evergreen Money Market Fund,
                   Evergreen New Jersey Tax Free Income Fund,
                  Evergreen North Carolina Municipal Bond Fund,
               Evergreen Pennsylvania Municipal Money Market Fund,
                     Evergreen Short-Intermediate Bond Fund,
                  Evergreen Short-Intermediate Municipal Fund,
                     Evergreen Small Cap Equity Income Fund,
                  Evergreen South Carolina Municipal Bond Fund,
                     Evergreen Municipal Money Market Fund,
 Evergreen Tax Strategic Foundation Fund, Evergreen Treasury Money Market Fund,
             Evergreen U.S. Government Fund, Evergreen Utility Fund,
          Evergreen Value Fund, Evergreen Virginia Municipal Bond Fund,
                 Evergreen Capital Preservation and Income Fund,
      Evergreen Fund for Total Return, Evergreen Global Opportunities Fund,
             Evergreen Natural Resources Fund, Evergreen Omega Fund,
      Evergreen Strategic Income Fund, Evergreen California Tax Free Fund,
    Evergreen Massachusetts Tax Free Fund, Evergreen Missouri Tax Free Fund,
     Evergreen New York Tax Free Fund, Evergreen Pennsylvania Tax Free Fund,
            Evergreen Balanced Fund, Evergreen Diversified Bond Fund,
       Evergeen High Yield Bond Fund, Evergreen Small Company Growth Fund,
            Evergeen Strategic Growth Fund, Evergeen Blue Chip Fund,
 Evergreen Select Adjustable Rate Fund, Evergreen Select Small Cap Growth Fund,
    Evergreen International Growth Fund, Evergreen Precious Metals Fund, and
                             Evergreen Tax Free Fund
                 (each a "Fund" and, collectively, the "Funds")


         The Statements of Additional Information of each of the Funds are hereby supplemented as follows:


Standardized Fundamental Investment Restrictions

         Each of the above funds has adopted the following standardized fundamental investment restrictionS. These restrictions may be changed only by a vote of Fund shareholders.

         1. Diversification of Investments

         The Fund may not make any investment inconsistent with the Fund's classification as a diversified [non-diversified] investment company under the Investment Company Act of

                                                       23612

1940.


         2. Concentration of a Fund's Assets in a Particular Industry. (All Funds other than those listed below.)

         The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities [or in the case of Money Market Funds domestic bank money instruments]).

         FOR EVERGREEN UTILITY FUND

         The Fund will concentrate its investments in the utilities industry.

         FOR EVERGREEN PRECIOUS METALS FUND

         The Fund will concentrate its investments in industries related to the mining, processing or dealing in gold or other precious metals and minerals.

         3. Issuance of Senior Securities

         Except as permitted under the Investment Company Act of 1940, the Fund may not issue senior securities.

         4. Borrowing

         The Fund may not borrow money, except to the extent permitted by applicable law.

         5. Underwriting

         The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

         6. Investment in Real Estate

         The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities directly or indirectly secured by real estate, or (b) securities issued by companies that invest in real estate.

         7. Commodities

         The Fund may not purchase or sell commodities or contracts on commodities except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8. Lending

         The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment instruments shall not be deemed to be the making of a loan.

                                                       23612

         9. Investment in Federally Tax Exempt Securities

         The  following  Funds  have  also  adopted a  standardized  fundamental
investment   restriction  in  regard  to  investments  in  federally  tax-exempt securities:

EVERGREEN MUNICIPAL MONEY MARKET FUND                EVERGREEN SELECT MUNICIPAL MONEY MARKET FUND
EVERGREEN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND   EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND
EVERGREEN TAX STRATEGIC FOUNDATION FUND              EVERGREEN HIGH GRADE TAX FREE FUND
EVERGREEN GEORGIA MUNICIPAL BOND FUND                EVERGREEN NORTH CAROLINA MUNICIPAL BOND FUND
EVERGREEN SOUTH CAROLINA MUNICIPAL BOND FUND         EVERGREEN VIRGINIA MUNICIPAL BOND FUND
EVERGREEN NEW JERSEY TAX FREE INCOME FUND            EVERGREEN MASSACHUSETTS TAX FREE FUND
EVERGREEN NEW YORK TAX FREE FUND                     EVERGREEN PENNSYLVANIA TAX FREE FUND
EVERGREEN CALIFORNIA TAX FREE FUND                   EVERGREEN MISSOURI TAX FREE FUND

         The Fund will, during periods of normal market conditions, invest its assets in accordance with applicable guidelines issued by the Securities and Exchange Commission or its staff concerning investment in tax-exempt securities for Funds with the words tax exempt, tax free or municipal in their names.

Elimination of Certain Non-Fundamental Investment Restrictions

         The nonfundamental investment restrictions described below have been eliminated by each Fund listed under such restriction:

         1. Prohibition on Investment in Unseasoned Issuers

         EVERGREEN FUND, GROWTH AND INCOME FUND, INCOME AND GROWTH FUND, AMERICAN RETIREMENT FUND, MONEY MARKET FUND, MUNICIPAL MONEY MARKET FUND, SHORT-INTERMEDIATE MUNICIPAL FUND, GROWTH AND INCOME FUND (S-1), OMEGA FUND, PRECIOUS METALS FUND, STRATEGIC GROWTH FUND, HIGH YIELD BOND FUND, CAPITAL PRESERVATION AND INCOME FUND, SELECT ADJUSTABLE RATE FUND, STRATEGIC INCOME FUND, FUND FOR TOTAL RETURN, GLOBAL OPPORTUNITIES FUND, INTERNATIONAL GROWTH FUND

         2. Prohibition on Investment in Companies for the Purpose of Exercising Control or Management

         EVERGREEN FUND, GROWTH AND INCOME FUND, INCOME AND GROWTH FUND, VALUE FUND, INTERMEDIATE TERM GOVERNMENT SECURITIES FUND, FOUNDATION FUND, AMERICAN RETIREMENT FUND, EMERGING MARKETS GROWTH FUND, INTERNATIONAL EQUITY FUND, GLOBAL LEADERS FUND, MONEY MARKET FUND, MUNICIPAL MONEY MARKET FUND, PENNSYLVANIA TAX FREE MONEY MARKET FUND, FLORIDA HIGH INCOME MUNICIPAL BOND FUND,
SHORT-INTERMEDIATE MUNICIPAL FUND, BLUE CHIP FUND, PRECIOUS METALS FUND, STRATEGIC GROWTH FUND, HIGH YIELD BOND FUND, FUND FOR TOTAL RETURN, GLOBAL OPPORTUNITIES FUND, INTERNATIONAL GROWTH FUND

         3. Prohibition on Investment in Companies in which Trustees or Officers of the Funds Also Hold Shares Above Certain Percentage Levels

                                                       23612

         EVERGREEN FUND, MICROCAP FUND, GROWTH AND INCOME FUND, INCOME AND GROWTH FUND, INTERMEDIATE TERM GOVERNMENT SECURITIES FUND, FOUNDATION FUND, AMERICAN RETIREMENT FUND, MONEY MARKET FUND, MUNICIPAL MONEY MARKET FUND,TREASURY MONEY MARKET FUND, SHORT-INTERMEDIATE MUNICIPAL FUND, PRECIOUS METALS FUND

         4. Prohibition on Investment of More Than 5% of a Fund's Net Assets in Warrants, With No More Than 2% of Net Assets Being Invested in Warrants That Are Listed on Neither the New York nor American Stock Exchanges

        EVERGREEN FUND, MICROCAP FUND, GROWTH AND INCOME FUND, INCOME AND GROWTH FUND, FOUNDATION FUND, AMERICAN RETIREMENT FUND, MUNICIPAL MONEY MARKET FUND, SHORT-INTERMEDIATE MUNICIPAL FUND

         5. Prohibition on Investment in Oil, Gas or Other Mineral Exploration or Development Programs

         EVERGREEN FUND, MICROCAP FUND, AGGRESSIVE GROWTH FUND, GROWTH AND INCOME FUND, SMALL CAP EQUITY FUND, INCOME AND GROWTH FUND, VALUE FUND, INTERMEDIATE TERM GOVERNMENT SECURITIES FUND, FOUNDATION FUND, AMERICAN RETIREMENT FUND, MONEY MARKET FUND, MUNICIPAL MONEY MARKET FUND, PENNSYLVANIA MUNICIPAL MONEY MARKET FUND, FLORIDA HIGH INCOME MUNICIPAL BOND FUND, SHORT-INTERMEDIATE MUNICIPAL FUND, HIGH GRADE TAX FREE FUND, PRECIOUS METALS FUND

         6.  Prohibition on Joint Trading  Accounts

         EVERGREEN FUND, MICROCAP FUND, GROWTH AND INCOME FUND, INCOME AND GROWTH FUND, FOUNDATION FUND, AMERICAN RETIREMENT FUND, FLORIDA HIGH INCOME MUNICIPAL BOND FUND

         7. Prohibition on Investment in Other Investment Companies. [Note: The Funds may invest in such companies to the extent permitted by the Investment Company Act of 1940 and the rules thereunder.]

         GROWTH AND INCOME FUND, UTILITY FUND, SMALL CAP EQUITY INCOME FUND, INCOME AND GROWTH FUND, VALUE FUND, SHORT-INTERMEDIATE BOND FUND, INTERMEDIATE TERM GOVERNMENT SECURITIES FUND, FOUNDATION FUND, TAX STRATEGIC FOUNDATION FUND, AMERICAN RETIREMENT FUND, NEW JERSEY TAX FREE INCOME FUND, HIGH GRADE TAX FREE FUND, BLUE CHIP FUND, OMEGA FUND, PRECIOUS METALS FUND, STRATEGIC GROWTH FUND, HIGH YIELD BOND FUND, SELECT ADJUSTABLE RATE FUND, STRATEGIC INCOME FUND, FUND FOR TOTAL RETURN, GLOBAL OPPORTUNITIES FUND, INTERNATIONAL GROWTH FUND, MASSACHUSETTS TAX FREE FUND, NEW YORK TAX FREE FUND, PENNSYLVANIA TAX FREE FUND, CALIFORNIA TAX FREE FUND AND MISSOURI TAX FREE FUND.

Reclassification of All Other Fundamental Investment Restrictions

         All investment restrictions other than those described above as having been standardized or eliminated have been reclassified from fundamental to nonfundamental and, as, such, may be changed by the Funds' Boards of Trustees at any time without a shareholder vote.

Trustees

         The Trustees and executive officers of each Trust, their ages, and their principal occupations during the last five years are shown below:

                                                       23612

         JAMES S. HOWELL (72), 4124 Crossgate Road, Charlotte, NC-Chairman of the Evergreen Group of Mutual Funds and Trustee. Retired Vice President of Lance Inc. (food manufacturing); Chairman of the Distribution Comm. Foundation for the Carolinas from 1989 to 1993.

         RUSSELL A. SALTON, III, M.D. (49), 205 Regency Executive Park, Charlotte, NC- Trustee. Medical Director, U.S. Healthcare of Charlotte, North Carolina since 1996; President, Primary Physician Care from 1990 to 1996.

         MICHAEL S. SCOFIELD (53), 212 S. Tryon Street, Suite 980, Charlotte, NC-Trustee. Attorney, Law Offices of Michael S. Scofield since 1969.

         GERALD M. MCDONNELL (57), 821 Regency Drive, Charlotte, NC - Trustee. Sales Representative with Nucor-Yamoto Inc. (steel producer) since 1988.

         THOMAS L. McVERRY (58), 4419 Parkview Drive, Charlotte, NC - Trustee. Director of Carolina Cooperative Federal Credit Union since 1990 and Rexham Corporation from 1988 to 1990; Vice President of Rexham Industries, Inc. (diversified manufacturer) from 1989 to 1990; Vice President - Finance and Resources, Rexham Corporation from 1979 to 1990.

         WILLIAM WALT PETTIT (41), Holcomb and Pettit, P.A., 227 West Trade St., Charlotte, NC - Trustee. Partner in the law firm William Walt Pettit, P.A. since 1990.

         LAURENCE B. ASHKIN (68), 180 East Pearson Street, Chicago, IL - Trustee. Real estate developer and construction consultant since 1980; President of Centrum Equities since 1987 and Centrum Properties, Inc. since 1980.

         CHARLES A. AUSTIN III (61), Trustee. Investment counselor to Appleton Partners, Inc.; former Managing Director, Seaward Management Corporation (investment advice); and former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice).

         K. DUN  GIFFORD  (57)  Trustee.  Chairman of the Board,  Director,  and
Executive Vice President, The London Harness Company; Managing Partner, Roscommon Capital Corp.; Trustee, Cambridge College; Chairman Emeritus and Director, American Institute of Food and Wine; Chief Executive Officer, Gifford Gifts of Fine Foods; Chairman, Gifford, Drescher & Associates (environmental consulting); President, Oldways Preservation and Exchange Trust (education); and former Director, Keystone Investments, Inc. and Keystone Investment Management Company.

         LEROY KEITH, JR. (57) Trustee. Director of Phoenix Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.

         DAVID M. RICHARDSON (55) Trustee. Executive Vice President, DMR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); and Director, Commerce and Industry Association of New Jersey, 411 International, Inc., and J&M Cumming Paper Co.

         RICHARD J. SHIMA (57) Trustee and Advisor to the Boards of Trustees of the Evergreen Group of Mutual Funds. Chairman, Environmental Warranty, Inc., and Consultant, Drake Beam

                                                       23612

Morin, Inc. (executive outplacement); Director of Connecticut Natural Gas Corporation, Trust Company of Connecticut, HartfordHospital, Old State House Association, and Enhance Financial Services, Inc.; Chairman, Board of Trustees, Hartford YMCA; former Director; Executive Vice President, and Vice Chairman of The Travelers Corporation.

Executive Officers

         WILLIAM J. TOMKO (40), 3435 Stelzer Road, Columbus, OH - President and Treasurer. Senior Vice President and Operations Executive, BISYS Fund Services.

         GEORGE O. MARTINEZ (37), 3435 Stelzer Road, Columbus, OH - Secretary. Senior Vice President/Director of Administration and Regulatory Services, BISYS Fund Services since April 1995. Vice President/Assistant General Counsel, Alliance Capital Management from 1988 to 1995.

         The officers of the Trusts are officers and/or employees of The BISYS Group, Inc. ("BISYS Group"). The BISYS Group is an affiliate of Evergreen Distributor, Inc. ("EDI"), the distributor of each class of shares of each Fund.

         No officer or Trustee of the Trusts owned more than 1.0% of any Class of shares of any of the Funds as of November 30, 1997.

Distribution Plans

         The   following   is  added  to  the   disclosure   under  the  caption
"Distribution Plan"

         Class  A  and  B  shares  are  made  available  to   employer-sponsored
retirement or savings plans ("Plans") without a sales charge if:

         (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping ServiceAgreement, the Plan has $3 million or more in assets invested in broker/dealerfunds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM")that are made available pursuant to a Services Agreement between Merrill Lynchand the Fund's principal underwriter or distributor and in Funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

         (ii) the Plan is record kept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

         (iii) the Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

         Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments. The Plan will receive a Plan level share conversion.


                                                       23612

         The following is added to the statement of additional information of each of EVERGREEN HIGH YIELD BOND FUND, EVERGREEN STRATEGIC GROWTH FUND, EVERGREEN BLUE CHIP FUND, EVERGREEN PRECIOUS METALS FUND, and EVERGREEN INTERNATIONAL GROWTH FUND.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Distribution Plans and Agreements

         Distribution fees are accrued daily and paid monthly on Class A, Class B and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge after the first year following the month of purchase, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and the Class C shares are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of the Fund's shares.

         Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of its Class A, Class B and Class C shares (each a "Plan" and collectively, the "Plans"), the Treasurer of each Fund reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the disinterested Trustees are committed to the discretion of such disinterested Trustees then in office.

         Each Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that Class and, in either case, by a majority of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B and Class C shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to each Fund and holders of Class A, Class B and Class C shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B and Class C shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B and Class C shares; assisting clients in changing

                                                       23612
dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B and Class C shares.

         In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more Classes of a Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to that Class or Classes, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of shares of such Class or Classes through deferred sales charges.

         All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by Class, and in either case, by a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular Class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the Class affected. Any Plan, Shareholder Services Plan or Distribution Agreement may be terminated (i) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by Class or by a majority vote of the disinterested Trustees, or (ii) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment.

HOW THE FUNDS OFFER SHARES TO THE PUBLIC

         You may buy shares of a Fund through the Funds' distributor, broker-dealers that have entered into special agreements with the Funds' distributor or certain other financial institutions. Each Fund offers four classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay an initial sales charge when you buy a Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem a Fund's shares or no sales charges at all.

Purchase Alternatives

Class A Shares

         With certain exceptions, when you purchase Class A shares you will pay a maximum sales charge of 4.75%. (The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases.) If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Funds will charge a CDSC of 1.00% if you redeem during the month of your purchase and the 12-month period following the month of your purchase. See "Calculation of Contingent Deferred Sales Charge" below.

Class B Shares

         The Funds offer Class B shares at net asset value (without a front-end load). With certain exceptions, however, the Funds will charge a CDSC of 1.00% on shares you redeem within 72 months after the month of your purchase. The Funds will charge CDSCs at the

                                                       23612
following rate:

 REDEMPTION TIMING                                                    CDSC RATE

 Month of purchase and the first twelve-month
 period following the month of purchase...................................5.00%
 Second twelve-month period following the month of purchase...............4.00%
 Third twelve-month period following the month of purchase................3.00%
 Fourth twelve-month period following the month of purchase...............3.00%
 Fifth twelve-month period following the month of purchase................2.00%
 Sixth twelve-month period following the month of purchase................1.00%
 Thereafter...............................................................0.00%

         Class B shares that have been outstanding for seven years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to ESC.

Class C Shares

         Class C shares are available only through broker-dealers who have entered into special distribution agreements with the Underwriter. The Funds offer Class C shares at net asset value (without an initial sales charge). With certain exceptions, however, the Funds will charge a CDSC of 1.00% on shares you redeem within 12-months after the month of your purchase. See "Contingent Deferred Sales Charge" below.

Class Y Shares

         No CDSC is imposed on the redemption of Class Y shares. Class Y shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by Evergreen Asset Management Corp. ("Evergreen Asset"), (2) certain institutional investors and (3) investment advisory clients of the Capital Management Group of First Union National Bank ("FUNB"), Evergreen Asset, Keystone Investment Management Company, or their affiliates. Class Y shares are offered at net asset value without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

Contingent Deferred Sales Charge

         The Funds charge a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Plan"). If imposed, the Funds deduct the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, a Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the National Association of Securities Dealers, Inc. ("NASD"), paid to the Principal Underwriter or its predecessor.

SALES CHARGE WAIVERS OR REDUCTIONS

Reducing Class A Front-end Loads

                                                       23612

         With a larger purchase, there are several ways that you can combine multiple purchases of Class A shares in Evergreen funds and take advantage of lower sales charges.

Combined Purchases

         You can reduce your sales charge by combining purchases of Class A shares of multiple Evergreen funds. For example, if you invested $75,000 in each of two different Evergreen funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.75%).

Rights of Accumulation

         You can reduce your sales charge by adding the value of Class A shares of Evergreen funds you already own to the amount of your next Class A investment. For example, if you hold Class A shares valued at $99,999 and purchase an additional $5,000, the sales charge for the $5,000 purchase would be at the next lower sales charge of 3.75%, rather than 4.75%.

Letter of Intent

         You can, by completing the "Letter of Intent" section of the application, purchase Class A shares over a 13-month period and receive the same sales charge as if you had invested all the money at once. All purchases of Class A shares of an Evergreen fund during the period will qualify as Letter of Intent purchases.

Shares That Are Not Subject to a Sales Charge or CDSC

     Waiver of Sales Charges

         The Funds may sell their shares at net asset value without an initial sales charge to:

         1. purchases of shares in the amount of $1 million or more;

         2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

         3. institutional investors, which may include bank trust departments and registered investment advisers;

         4. investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

         5. clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased;

         6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with a Fund by the broker-dealer;


                                                       23612

         7. employees of FUNB, its affiliates, Evergreen Distributor, Inc., any broker-dealer with whom Evergreen Distributor, Inc., has entered into an agreement to sell shares of the Funds, and members of the immediate families of such employees;

         8. certain Directors, Trustees, officers and employees of the Evergreen Funds, the Distributor or their affiliates and to the immediate families of such persons; or

         9. a bank or trust company in a single account in the name of such bank or trust company as trustee if the initial investment in or any Evergreen fund made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to items 8 and 9 above, each Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Funds will not charge any CDSC on redemptions by such purchasers.

     Waiver of CDSCs

         The Funds do not impose a CDSC when the shares you are redeeming represent:

         1. an increase in the share value above the net cost of such shares;

         2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

         3. shares that are in the accounts of a shareholder who has died or become disabled;

         4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA");

         5. an automatic withdrawal from the ERISA plan of a shareholder who is a least 59 1/2 years old;

         6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

         7. an automatic withdrawals under an Systematic Income Plan of up to 1.0% per month of your initial account balance;

         8. a withdrawal consisting of loan proceeds to a retirement plan participant;

         9.  a  financial  hardship   withdrawals  made  by  a  retirement  plan
         participant;

         10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

         11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

Distribution Plans

                                                       23612

         The   following   is  added  to  the   disclosure   under  the  caption
"Distribution Plan"

         Class  A  and  B  shares  are  made  available  to   employer-sponsored
retirement or savings plans ("Plans") without a sales charge if:

         (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Services Agreement between Merrill Lynch and the Fund's principal underwriter or distributor and in Funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

         (ii) the Plan is record kept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

         (iii) the Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

         Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments. The Plan will receive a Plan level share conversion.

EXCHANGES

         Investors may exchange shares of a Fund for shares of the same class of any other Evergreen fund, as described under the section entitled "Exchanges" in a Fund's prospectus. Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.

HOW THE FUNDS VALUE SHARES

How and When a Fund Calculates its Net Asset Value per Share ("NAV")

         Each Fund computes its NAV once daily on Monday through Friday, as described in the Prospectus. A Fund will not compute its NAV on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The NAV of each Fund is calculated by dividing the value of a Fund's net assets attributable to that class by all of the shares issued for that class.

How a Fund Values the Securities it Owns

         Current values for a Fund's portfolio securities are determined as follows:


                                                       23612

         (1) Securities that are traded on a national securities exchange or the over-the-counter National Market System ("NMS") are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

         (2) Securities traded in the over-the-counter market, other than on NMS, are valued at the mean of the bid and asked prices at the time of valuation.

         (3) Short-term investments maturing in more than sixty days for which market quotations are readily available, are valued at current market value.

         (4) Short-term investments maturing in sixty days or less (including all master demand notes) are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market.

         (5) short-term investments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market.

         (6) Securities, including restricted securities, for which complete quotations are not readily available; listed securities or those on NMS if, in the Fund's opinion, the last sales price does not reflect a current market value or if no sale occurred; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

SHAREHOLDER SERVICES

         As described in the prospectus, a shareholder may elect to receive their dividends and capital grains distributions in cash instead of shares. However, ESC will automatically convert a shareholder's distribution option so that the shareholder reinvests all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. The Funds will hold the returned distribution or redemption proceeds in a non interest-bearing account in the shareholder's name until the shareholder updates their address. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


January 30, 1998


                                                       23612

                                    EVERGREEN

                                    NATIONAL

                                 TAX FREE FUNDS

MAY 31, 1997
ANNUAL REPORT


(EVERGREEN LOGO APPEARS HERE)

(logo)                         EVERGREEN KEYSTONE

                               TABLE OF CONTENTS

Letter to Shareholders...............................      1
Evergreen High Grade Tax Free Fund
  Fund at a Glance...................................      2
  Management Report..................................      3

Evergreen Short-Intermediate Municipal Fund
  Fund at a Glance...................................      4
  Management Report..................................      5
Keystone Tax Free Income Fund
  Fund at a Glance...................................      6
  Management Report..................................      7
Growth of Investments................................      8
Financial Highlights
  Evergreen High Grade Tax Free Fund.................      9
  Evergreen Short-Intermediate Municipal Fund........     11
  Keystone Tax Free Income Fund......................     13
Schedule of Investments
  Evergreen High Grade Tax Free Fund.................     16
  Evergreen Short-Intermediate Municipal Fund........     20
  Keystone Tax Free Income Fund......................     22
Statements of Assets and Liabilities.................     27
Statements of Operations.............................     28
Statements of Changes in Net Assets..................     30
Combined Notes to Financial Statements...............     33
Report of Independent Accountants-- Price Waterhouse
  LLP................................................     39
Independent Auditors' Report-- KPMG Peat Marwick
  LLP................................................     41

                            ABOUT EVERGREEN KEYSTONE

Since 1971, the Evergreen Funds have been providing investors with a proven, value-driven approach to equity investment management. For over 60 years of changing economic conditions, Keystone has taken pride in helping investors meet their financial goals through a broad range of financial products and services. Combined, Evergreen Keystone offers over 70 funds designed to meet a broad range of objectives, including fixed-income, balanced, growth and income, and aggressive growth. Assets under management total more than $30 billion.

                              EVERGREEN KEYSTONE
                                                                         (logo)
                             LETTER TO SHAREHOLDERS
                                   July 1997

                           (Photo of William M. Ennis)

                                WILLIAM M. ENNIS

Dear Shareholders:

They don't have the glamour or the impressive recent returns of stock funds, but municipal bond funds quietly have been doing their job for the past three years. In fact, the average annual return of the Lehman Brothers Municipal Bond Index for the three years that ended on May 31, 1997 was 7.32%. Considering the tax advantages and relatively low volatility of municipal bonds and the modest inflation we have been enjoying, that is nothing to ignore. In fact, on May 31, the average AAA-rated 30-year municipal bond was yielding 5.50%. For investors in the 31% federal income tax bracket, that's equivalent to a before-federal-taxes yield of 7.97% on a taxable bond at a time when the 30-year Treasury bond was yielding less than 7%.

The outlook for municipal bonds is no less encouraging. Thanks to factors that include the careful monetary policy of the Federal Reserve Board and the increasing productivity of American industry, we continue to expect a sustained economic environment of moderate growth, contained inflation, low unemployment, and stable interest rates. That is an ideal climate for bond investing in general, and municipal bond investing in particular, especially considering the rather limited supply of new municipal bonds available in the market. During 1996, new municipal bond issuance totaled $185 billion, compared to the $292 billion peak in 1993. In the face of this limited supply, an increase in demand for municipal bonds could have a favorable impact on performance.

It is easy to believe we could see an increase in demand. As stock market prices reach record highs in late spring and early summer, it makes more and more sense for investors to allocate at least a portion of their portfolios into bond funds. That makes sense for both diversification purposes and for risk reduction reasons. For investors in higher income tax brackets, municipal bond funds make even more sense. At Evergreen Keystone, we also believe it is important for investors to remain in close touch with their professional advisers for guidance on changing markets and strategies.

I am delighted to inform you that Evergreen Keystone successfully integrated all service functions of the Evergreen and Keystone Funds in early May. This means that you now have full exchange privileges among all Evergreen and Keystone America Funds. In addition, you will be receiving the top-flight shareholder service that earned Evergreen Keystone the 1996 Dalbar Quality Tested Service Seal, the highest award for mutual fund service presented by Dalbar, an independent mutual fund survey and rating firm.

In the following pages, Evergreen Keystone investment professionals will give you more detailed information about the investment environment and the strategies employed in managing your funds. You will notice that this annual report is a departure from past reports in format. It represents the effort of Evergreen Keystone Funds to provide honest, thoughtful reports and to present them in a format that is attractive and makes information easily accessible. We are very interested in hearing your thoughts on this new format, and we welcome any suggestions you may have.

                                         Sincerely,

                                         /s/ William M. Ennis
                                         WILLIAM M. ENNIS
                                         MANAGING DIRECTOR

(logo)                              EVERGREEN
                             HIGH GRADE TAX FREE FUND

                                FUND-AT-A-GLANCE
                               As of May 31, 1997

ONE YEAR PERFORMANCE             CLASS A      CLASS B       CLASS Y
One year with sales charge        1.90  %      1.19  %      7.25  %
One year w/o sales charge         6.99  %      6.19  %      7.25  %
One year dividends per share      50.2(cents)  42.1(cents)  52.0(cents)
30-day SEC Yield
  (as of 5/31/97)                 4.19  %  3.63  %  4.66  %


AVERAGE
ANNUAL RETURNS**                 CLASS A  CLASS B  CLASS Y
Three years                       5.11  %  5.16  %  7.10  %
Five years                        5.75  %   N/A      N/A
Since Inception*                  6.00  %  5.13  %  5.11  %

CUMULATIVE RETURNS**             CLASS A  CLASS B  CLASS Y
Nine months w/o sales charge      5.13  %  4.55  %  5.32  %
Three years                      16.13  % 16.30  % 22.83  %
Five years                       32.24  %   N/A      N/A
Since Inception*                 36.01  % 24.55  % 17.64  %

 * CLASS A BEGAN 2/21/92; CLASS B BEGAN 1/11/93;
   CLASS Y BEGAN 2/28/94

** ALL RETURNS INCLUDE THE MAXIMUM SALES CHARGE, IF APPLICABLE.

PORTFOLIO CHARACTERISTICS              MAY 31, 1997
Total Net Assets (all classes)  $102.1 million
Average Credit Quality          AAA
Average Maturity                12.3 years
Average Duration                8.2 years

PORTFOLIO COMPOSITION                                               MAY 31, 1997
(AS A PERCENTAGE OF PORTFOLIO ASSETS)


(Pie chart appears here with the following plot points.)

Hospital                 14.8%
Ports                     9.4%
Industrial Development
  (polution control)      8.5%
Electric                  8.0%
General Obligation
  (schools)               8.8%
Water/Sewer               6.5%
Airport                   6.2%
Industrial Development    5.3%
Housing                   4.9%
Pre-refunded              4.6%
General Obligation
  (municipalities)        3.8%
General Obligation        3.8%
Toll Roads                3.3%
Other                    12.1%

PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.

OBJECTIVE
Evergreen High Grade Tax Free Fund seeks income exempt from federal income taxes while conserving capital. Income may be subject to local taxes and the Federal Alternative Minimum Tax for certain investors.

STRATEGY
The Fund seeks its objective by investing in insured municipal securities and municipal securities rated high grade by independent bond rating services. The portfolio management team will, in seeking the Fund's objectives, buy and sell securities to effect changes in portfolio maturities and to change allocations among different sectors. Insured bonds are bonds insured as to timely payment of principal and interest. The Fund itself is not insured, nor is the value of its shares guaranteed. Insured bonds must be insured by a municipal bond insurance company which is rated AAA by Standard & Poors Ratings Group (S&P) and/or Aaa by Moody's Investors Service, Inc., (Moody's). Bonds that are considered high grade are rated A or better by S&P or Moody's or, if unrated, are considered of comparable quality as determined by the Fund's investment advisor.

PORTFOLIO MANAGEMENT TEAM

(Photo of         James T. Colby, III, the Senior Portfolio Manager, is a Vice
James T. Colby,   President and Senior Portfolio Manager of Evergreen Asset
III)              Management. He also is Senior Portfolio Manager for Evergreen
                  U.S. Government Securities Fund and is co-manager of the Evergreen Tax Strategic Foundation Fund. Prior to joining
                  Evergreen in 1992, Mr. Colby was Vice President and Senior
                  Portfolio Manager for $5 billion in tax-exempt holdings at American Express. Mr. Colby also has served in portfolio management capacities at Marinvest, a subsidiary of Marine
                  Midland Bank. He is a graduate of Brown University, and holds an MBA from Hofstra University. In 1996, Mr. Colby was
                  Chairman of the Municipal Bond Buyers Conference.

                                    EVERGREEN
                             HIGH GRADE TAX FREE FUND
                                                                         (logo)
                               MANAGEMENT REPORT

                                   July 1997

Dear Fellow Shareholders:

We are pleased to report on Evergreen High Grade Tax Free Fund for the fiscal period that ended on May 31, 1997. You may recall that you recently received a semiannual report for the six-month period that ended on February 28, 1997. We have changed your Fund's fiscal year so it now will end each May 31. This is part of an effort by Evergreen Keystone Funds to streamline, and increase the efficiency of, fund administration. Funds with similar investment objectives, in this case national tax free funds, are placed on the same fiscal year cycle. Information about these funds will be presented in common annual and semi-annual reports. The next report you will receive will be a semiannual report for the period ending November 30, 1997. You should expect to receive it in January 1998.

PERFORMANCE

We believe your Fund performed well as a high quality municipal bond fund during a period marked by short-term interest rate volatility. The charts and tables on page 2 provide a comprehensive view of the performance for the fiscal period, as well as since each class of shares began.

STRATEGY

Evergreen High Grade Tax Free Fund is managed with a long-term view, with the goal of providing federally tax-free income from insured and high quality municipal bonds while protecting principal. We do not structure the portfolio in anticipation of short-term movements in interest rates, but try to employ strategies that build value over time based on longer-term trends in the municipal bond market. The nine-month period that ended on May 31 was a generally favorable period for municipal bond investing. During this period, we kept the maturities of bonds in the portfolio relatively consistent, with average maturities remaining in the 12-to-16 year range, and average duration in the 7-to-9-year range. This policy proved successful during a time when long-term interest rates, despite some short-term volatility, remained in a consistent trading range of 6 1/2% to 7%.

Your Fund is required to invest at least 65% of net assets in high grade municipal bonds. In fact, the Fund held 87% of net assets in insured municipal bonds, with 95% of net assets AAA-rated at the end of the period. The bonds are insured for the timely payment of principal and interest. The value of insured bonds can fluctuate. The Fund itself is not insured. The Fund does not search for opportunities among bonds that are below investment grade.

Evergreen High Grade Tax Free Fund invests in different sectors of the market based upon evolving trends. For example, two sectors-- the hospital/health care and the electric utility sectors-- have experienced changes which affected portfolio strategy recently. In the hospital sector, the process of consolidation has left behind the weaker institutions which we have pointedly avoided. We hold only the dominant regional facilities or those aligned with strong national systems, which we believe have the strongest potential to survive the new era of competition. Accordingly, we have increased the Fund's allocation to 14.8% of the net assets. Conversely, the impact of deregulation and competition upon municipal utilities is less clear and we have decreased the Fund's allocation to this sector to 7.9%, though we will closely monitor important legislation pending in states on the east and west coasts which may soon set new strategic parameters for this sector. For comparison, three years ago this Fund's relative weightings of these two sectors would have been reversed.

OUTLOOK

Looking ahead, we continue to see a favorable investment environment for municipal bonds. We anticipate long-term interest rates, as represented by the benchmark 30-year U.S. Treasury Bond, to trade in the 6-to-7% range, with relatively firm economic growth and stable inflation.

Within this environment, we will continue our strategy of seeking to provide as reasonable a yield as is possible, without assuming significant market risks by extending maturities. At the same time, we will continue to monitor changes in the municipal bond industry and put in place further strategies that have the potential to benefit from evolving trends.

Thank you for your support of the Evergreen High Grade Tax Free Fund.

Sincerely,

/s/ James T. Colby, III
JAMES T. COLBY, III
VICE PRESIDENT
SENIOR PORTFOLIO MANAGER
Evergreen Asset Management Corp.

                                    EVERGREEN
(logo)                    SHORT-INTERMEDIATE MUNICIPAL FUND

                                FUND-AT-A-GLANCE
                               As of May 31, 1997

     ONE YEAR PERFORMANCE       CLASS A        CLASS B      CLASS Y
One year with sales charge        0.92  %      1.51  %      4.62  %
One year w/o sales charge         4.31  %      3.49  %      4.62  %
One year dividends per share      39.7(cents)  30.7(cents)  40.7  (cents)
30-day SEC Yield
  (as of 5/31/97)                 3.74  %      2.94  %      3.93  %


AVERAGE
ANNUAL RETURNS**                CLASS A   CLASS B  CLASS Y
Three years                        N/A      N/A     3.95  %
Five years                         N/A      N/A     4.44  %
Since Inception*                  3.40  %  2.76  %  4.88  %

     CUMULATIVE RETURNS**       CLASS A   CLASS B  CLASS Y
Nine months w/o sales charge      3.08  %  2.49  %  3.36  %
Three years                        N/A      N/A    12.33  %
Five years                         N/A      N/A    24.26  %
Since Inception*                  8.38  %  6.76  % 30.24  %

 * CLASSES A AND B BEGAN 1/5/95; CLASS Y BEGAN 7/17/91. SINCE
  INCEPTION RETURN FOR CLASS Y SHARES REFLECTS TOTAL RETURN FROM
  11/18/91 WHEN THE FUND CHANGED TO A FLUCTUATING NET ASSET VALUE FUND.

** ALL RETURNS INCLUDE THE MAXIMUM SALES CHARGE, IF APPLICABLE.

PORTFOLIO CHARACTERISTICS              MAY 31, 1997
Total Net Assets (all classes)  $45.1 million
Average Credit Quality          AA
Average Maturity                2.7 years
Average Duration                2.4 years

PORTFOLIO QUALITY                                                   MAY 31, 1997
(AS A PERCENTAGE OF PORTFOLIO ASSETS)

(Pie chart appears here with the following plot points.)

NR                  2.25%
AAA                45.52%
AA                 37.37%
A                  12.63%
BBB                 2.23%

PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.

OBJECTIVE
Evergreen Short-Intermediate Municipal Fund seeks income that is exempt from federal income taxes, while preserving capital. Income may be subject to local taxes and the Federal Alternative Minimum Tax for certain investors.

STRATEGY
The Fund invests in high-quality and upper medium-quality municipal bonds. The average maturity of bonds in the portfolio is expected to be between two and five years.

PORTFOLIO MANAGEMENT TEAM

(Photo of Steven  Steven C. Shachat, Portfolio Manager of Evergreen
C. Shachat)       Short-Intermediate Municipal Fund, has been a member of the investment team of Evergreen Asset Management team since 1988, concentrating on short-term tax exempt investments. He also is manager of the Evergreen Tax-Exempt Money Market Fund and the Evergreen Short-Intermediate Municipal Fund-California. Prior to joining Evergreen, Mr. Shachat served at Mitchell Hutchins
                  Asset Management, Inc., a subsidiary of Paine Webber, Inc., as a Portfolio Manager in the tax-exempt area. Earlier, he served at Donald Sheldon & Co., a firm specializing in tax-exempt securities. Mr. Shachat is a graduate of Boston University.

                                    EVERGREEN
                        SHORT-INTERMEDIATE MUNICIPAL FUND
                                                                         (logo)
                               MANAGEMENT REPORT

                                   July 1997

Dear Fellow Shareholders:

We are pleased to report on Evergreen Short-Intermediate Municipal Fund for the fiscal period that ended on May 31, 1997. You may recall that you recently received a semiannual report for the six-month period that ended on February 28, 1997. We have changed your Fund's fiscal year so that it now will end each May
31. This is part of an effort by Evergreen Keystone Funds to streamline, and increase the efficiency of, fund administration. Funds with similar investment objectives, in this case national tax free funds, are placed on the same fiscal year cycle. Information about these funds will be presented in common annual and semiannual reports. The next report you will receive will be a semiannual report for the period ending November 30, 1997. You should expect to receive it in January 1998.

PERFORMANCE

We believe the Fund performed satisfactorily, consistent with its objective, which is to seek to provide as high a level of income, exempt from federal income taxes other than the alternative minimum tax, as is consistent with preserving capital and providing liquidity. The tables on page 4 provide a comprehensive view of the performance for the fiscal period, as well as since each class of shares began.

STRATEGY

Evergreen Short-Intermediate Municipal Fund, in the face of a significant amount of near-term interest rate volatility, maintained a laddered structure of its portfolio securities. This strategy, which seeks to maintain as stable a price as possible, is one in which the maturities of the portfolio are spread throughout the range in which the Fund invests. There is not an over-emphasis on securities that are on either the long end or the short end of the range. The allocation of the maturity dates of the Fund's portfolio securities is illustrated in the pie chart on this page. As interest rates changed during the period, your Fund was able to use the proceeds from the minority of securities which had matured to re-invest at current market rates.

An additional factor which contributed to your Fund's dividend income was the employment of a strategy to seek opportunities in sectors that we believed may have been undervalued. One example is the healthcare sector, where a series of consolidations and mergers among hospitals and other health care delivery institutions have

PORTFOLIO MATURITIES                                                MAY 31, 1997
(AS A PERCENTAGE OF PORTFOLIO ASSETS)

(Pie chart appears here with the following plot points.)

0-1 years               17  %
1-2 years               19.8%
2-3 years               11.8%
3-4 years               21.4%
4-5 years               24.4%
5-7 years                5.6%

PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.

helped some previously weaker institutions become stronger. This made bonds issued by these institutions more attractive, given the institutions' new strength. Another area in which we increased the Fund's emphasis was in general obligation bonds, backed by the full taxing ability of municipalities and other public agencies.

The Fund continues to maintain an emphasis on quality, with an average credit rating of AA at the end of the period.

OUTLOOK

We anticipate the demand for municipal bonds in the short-to-intermediate maturity range to continue to be strong. At a time of some uncertainty over the direction of interest rates, at least for the near term, investors appear to want to take a conservative approach and maintain short-to-intermediate term securities in their portfolios. We believe the potential implications are that these securities should continue to exhibit relatively stable prices because of the strong demand, but that yields available may not rise significantly.

Thank you for your support of Evergreen Short-Intermediate Municipal Fund.

Sincerely,
/s/ Steven C. Shachat
STEVEN C. SHACHAT
PORTFOLIO MANAGER
Evergreen Asset Management Corp.

                                     KEYSTONE
 (logo)                        TAX FREE INCOME FUND

                                FUND-AT-A-GLANCE
                               As of May 31, 1997

ONE YEAR PERFORMANCE             CLASS A       CLASS B      CLASS C
One year with sales charge        1.80  %      1.03  %      5.03  %
One year w/o sales charge         6.88  %      6.03  %      6.03  %
One year dividends per share      50.7(cents)  43.5(cents)  43.5  (cents)
30-day SEC Yield
  (as of 5/31/97)                 4.58  %       4.05  %      4.05  %


AVERAGE
ANNUAL RETURNS**                 CLASS A  CLASS B  CLASS C
Three years                       4.39  %  4.39  %  5.26  %
Five years                        4.64  %   N/A      N/A
Ten years                         6.23  %   N/A      N/A
Since Inception*                   N/A     3.84  %  4.22  %

CUMULATIVE RETURNS**             CLASS A  CLASS B  CLASS C
Six months w/o sales charge       1.34  %  0.97  %  0.97  %
Three years                      13.75  % 13.76  % 16.63  %
Five years                       25.44  %   N/A      N/A
Ten years                        83.03  %   N/A      N/A
Since Inception*                   N/A    17.73  % 19.61  %

 * CLASS A BEGAN 2/13/87. CLASS B AND CLASS C BEGAN 2/1/93.

** ALL RETURNS INCLUDE THE MAXIMUM SALES CHARGE, IF APPLICABLE. FOR CLASSES WITH
   MORE THAN 10-YEAR HISTORY, THE 10-YEAR HISTORY IS PRESENTED.

PORTFOLIO CHARACTERISTICS              MAY 31, 1997
Total Net Assets (all classes)  $113.3 million
Average Credit Quality          AA+
Average Maturity                17 years
Average Duration                8 years

PORTFOLIO QUALITY                                                   MAY 31, 1997
(AS A PERCENTAGE OF PORTFOLIO ASSETS)

(Pie chart appears here with the following plot points.)

AAA                 62.8%
NR                   5.0%
A                    9.5%
AA                  10.5%
BBB                 12.2%


PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.

OBJECTIVE
Keystone Tax Free Income Fund seeks the highest possible current income exempt from federal taxes, while preserving capital. Income may be subject to local taxes and the Federal Alternative Minimum Tax for certain investors.

STRATEGY
The Fund invests in high quality municipal bonds from different regions of the country. In pursuing the Fund's objective, the portfolio management team may make adjustments in the portfolio's maturity, asset allocation among sectors, or credit quality. When targeting investments, the portfolio management team seeks out bonds that meet high standards for safety and creditworthiness. These bonds are principally rated within the four highest grades by established rating agencies. Keystone's fixed income analysts also conduct extensive in-house research and regularly monitor bonds in the portfolio.

PORTFOLIO MANAGEMENT
(Photo of Betsy   Betsy A. Hutchings, a Senior Vice President and Group Leader
A. Hutchings)     of the Municipal Bond Team of Keystone Investment Management
                  Company, is Portfolio Manager of the Fund. A professional with more than 15 years' experience in investment management, Ms.
                  Hutchings also is Portfolio Manager of Keystone Tax Free Fund.
                  Prior to joining Keystone in 1988, Ms. Hutchings served in portfolio management and research positions at Scudder Stevens
                  & Clark, New York, and John Nuveen & Co., Chicago. Ms.
                  Hutchings is active in the Boston Municipal Analysts Forum and the Municipal Bond Buyers Conference. She is a graduate of Wheaton College.

                                     KEYSTONE
                               TAX FREE INCOME FUND
                                                                         (logo)
                               MANAGEMENT REPORT

                                   July 1997

Dear Shareholders:
We are pleased to report on Keystone Tax Free Income Fund for the fiscal period that ended on May 31, 1997. You may recall that you recently received an annual report for the fiscal period that ended November 30, 1996. We have changed your Fund's fiscal year so that it will now end each May 31. This is part of an effort by Evergreen Keystone Funds to streamline, and increase the efficiency of, fund administration. Funds with similar investment objectives, in this case national tax free funds, are being placed on the same fiscal year cycle, and information about these funds will be presented in common annual and semi-annual reports. The next report you will receive will be a semi-annual report for the period ending November 30, 1997. You should expect to receive it in January 1998.
PERFORMANCE
We believe your Fund performed satisfactorily in a challenging interest rate environment over the past six months. During this period, rates moved down and then up before ending at approximately the same point as they began. The bond market in general was vigilant about a possible pickup of inflation and the potential of higher interest rates. In fact, after interest rates fell during late 1996 and very early 1997, they started to rise again in February and March, hurting the prices of bonds in general, including municipal bonds.
STRATEGY
In this changing environment, we managed your Fund conservatively, as we both shortened the overall maturity of portfolio holdings and upgraded the average quality of the bonds. At the same time as we were reducing the interest rate risk by selling longer maturity bonds into the market as rates were falling, we were also reducing credit risk by improving overall quality. This quality upgrade was achieved by paring back BBB-rated and nonrated bonds and using the proceeds to buy higher quality holdings, principally AAA-rated bonds. During the past 12 months, the percentage of AAA-rated holdings in the portfolio went from 40% to 54%.
Through the full 12-month period, the average maturity of bond holdings was reduced from 18.5 years to 17 years, while the average credit quality was increased from AA- to AA+.
We pursued these tactics with two objectives:
(Bullet) To lock-in gains through the sale of bonds that had performed well. (Bullet) To position the Fund more defensively by lowering both interest rate risk and credit risk.
OUTLOOK
Looking forward, we are positive about the investment environment for municipal bonds. On a technical basis, the demand for bonds is strong, with a relatively limited

PORTFOLIO COMPOSITION                                               MAY 31, 1997
(AS A PERCENTAGE OF NET ASSETS)

(Pie chart appears with the following plot points)

General Obligations               16.6%
Hospital                          14.0%
Water & Sewer                     12.9%
Electric                           8.5%
Transportation                     8.0%
Industrial Development
  (pollution control)              7.1%
Pre-Refunded                       6.9%
Housing                            6.5%
Education                          6.4%
Airports                           4.8%
Solid Waste                        1.3%
Other                              7.0%


supply of available bonds as public agencies in general have been restrained in borrowing. On an after-tax, after-inflation basis, municipal bonds continue to appear to be an attractive value. At the close of the period, for example, an AA-rated 30-year municipal bond was yielding 85% of the yield of a 30-year Treasury bond.
On a fundamental economic basis, the overall economy is growing at a moderate basis, with inflation well under control. Shorter-term, fixed income investors can be expected to continue to watch nervously for signs of inflation, and there may be some month-to-month interest rate volatility. Longer term, we see more reason for stability in interest rates, as it appears that the policies of the Federal Reserve Board have been successful in keeping inflation well under control.
With this outlook, we continue to emphasize the income from higher quality bonds in the 15-to-20-year maturity range and to be guardedly optimistic.
Thank you for your support of Keystone Tax Free Income Fund.

Sincerely,

/s/ Albert H. Elfner, III
ALBERT H. ELFNER, III
CHAIRMAN
Keystone Investment Management Company

/s/ Betsy A. Hutchings
BETSY A. HUTCHINGS
SENIOR VICE PRESIDENT
HEAD, MUNICIPAL BOND GROUP
Keystone Investment Management Company

                                EVERGREEN KEYSTONE
(logo)
                             GROWTH OF INVESTMENTS

                       EVERGREEN HIGH GRADE TAX FREE FUND

Comparisons of a $10,000 investment in Evergreen High Grade Tax Free Fund, Class A shares, versus a similar investment in the Lehman Brothers Insured Bond Index (LBIBI) and the Consumer Price Index (CPI).

In Thousands

           Average Annual Total Returns
             1 Year        5 Year        Life of Class
Class A      1.90%         5.75%             6.00%
Class B      1.19%         --                5.13%
Class Y      7.25%         --                5.11%

(Line graph appears here with the following plot points.)

                2/92     5/92      5/93      5/94      5/95      5/96      5/97
Class A Shares  (PLEASE FILL IN)                                         $13,601
CPI             (PLEASE FILL IN)                                         $11,591
LBIBI           (PLEASE FILL IN)                                         $14,607

Past performance is no guarantee of future results. The performance of each class may vary baed on differences in loads and fees paid by the shareholder investing in the different classes. The Lehman Brothers Insured Bond Index is an unmanaged, market index. The index does not include transaction costs associated with buying and selling securities, nor any management fees. The Consumer Price Index, a measure of inflation, is through May 31, 1997.


                    EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND

Comparisons of a $10,000 investment in Evergreen Short-Intermediate
Municipal Fund, Class A shares, versus a similar investment in the Lehman Brothers Insured 3 Year Municipal Bond Index (LB3YMBI) and the Consumer Price Index (CPI).

In Thousands

           Average Annual Total Returns
             1 Year        5 Year        Life of Class
Class A      0.92%         --                3.40%
Class B      1.51%         --                2.76%
Class Y      4.62%         4.44%             4.88%

(Line graph appears here with the following plot points.)

                1/95     5/95      11/95      5/96      11/96      5/97
Class A Shares  (PLEASE FILL IN)                                  $10,695
CPI             (PLEASE FILL IN)                                  $10,838
LB3YMBI         (PLEASE FILL IN)                                  $11,560

Past performance is no guarantee of future results. The performance of each class may vary baed on differences in loads and fees paid by the shareholder investing in the different classes. The Lehman Brothers 3 Year Municipal Bond Index is an unmanaged, market index. The index does not include transaction costs associated with buying and selling securities, nor any management fees. The Consumer Price Index, a measure of inflation, is through May 31, 1997.



                          KEYSTONE TAX FREE INCOME FUND

Comparisons of a $10,000 investment in Keystone Tax Free Income Fund,
Class A shares, versus a similar investment in the Lehman Brothers Municipal Bond Index (LMBI) and the Consumer Price Index (CPI).

In Thousands

           Average Annual Total Returns
             1 Year        5 Year        Life of Class
Class A      1.80%         4.64%                --
Class B      1.03%         --                   3.84%
Class Y      5.03%         --                   4.22%

(Line graph appears here with the following plot points.)

                5/97     5/88      5/89      5/90      5/91      5/92      5/93     5/94     5/95     5/96     5/97
Class A Shares  (PLEASE FILL IN)                                                                              $18,303
CPI             (PLEASE FILL IN)                                                                              $14,158
LMBI            (PLEASE FILI IN)                                                                              $22,346

Past performance is no guarantee of future results. The performance of each class may vary baed on differences in loads and fees paid by the shareholder investing in the different classes. The Lehman Brothers Municipal Bond
Index is an unmanaged, market index. The index does not include transaction costs associated with buying and selling securities, nor any management fees. The Consumer Price Index, a measure of inflation, is through May 31, 1997.

                                    EVERGREEN
                             HIGH GRADE TAX FREE FUND
                                                                         (logo)
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                             EIGHT
                                                                             MONTHS
                                           NINE MONTHS       YEAR ENDED      ENDED              YEAR ENDED
                                              ENDED          AUGUST 31,    AUGUST 31,          DECEMBER 31,
                                         MAY 31, 1997 (A)       1996        1995 (D)         1994        1993
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD...       $  10.72         $  10.69      $   9.79        $ 11.16    $  10.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................           0.37             0.52          0.34           0.52        0.54
Net realized and unrealized gain
  (loss) on investments...............           0.17             0.03          0.90          (1.37)       0.81
Total from investment operations......           0.54             0.55          1.24          (0.85)       1.35
LESS DISTRIBUTIONS FROM:
Net investment income.................          (0.37)           (0.52)        (0.34)         (0.52)      (0.54)
Net realized gains on investments.....              0                0             0              0       (0.07)
Total distributions...................          (0.37)           (0.52)        (0.34)         (0.52)      (0.61)
NET ASSET VALUE END OF PERIOD.........       $  10.89         $  10.72      $  10.69        $  9.79    $  11.16
Total return (c)......................           5.13%            5.21%        12.83%         (7.71%)     13.25%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................           1.03%(b)         0.89%         1.06%(b)       1.01%       0.85%
  Total expenses excluding indirectly
    paid expenses.....................           1.03%(b)           --            --             --          --
  Total expenses excluding waivers and
    reimbursements....................           1.11%(b)         1.09%         1.09%(b)       1.02%       1.07%
  Net investment income...............           4.60%(b)         4.78%         4.93%(b)       5.04%       4.99%
Portfolio turnover rate...............            114%              65%           27%            53%         14%
NET ASSETS END OF PERIOD
  (THOUSANDS).........................       $ 45,814         $ 50,569      $ 58,751        $57,676    $101,352

                                         FEBRUARY 21, 1992
                                           (COMMENCEMENT
                                        OF CLASS OPERATIONS)
                                              THROUGH
                                         DECEMBER 31, 1992
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD...        $  10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................            0.51
Net realized and unrealized gain
  (loss) on investments...............            0.42
Total from investment operations......            0.93
LESS DISTRIBUTIONS FROM:
Net investment income.................           (0.51)
Net realized gains on investments.....               0
Total distributions...................           (0.51)
NET ASSET VALUE END OF PERIOD.........        $  10.42
Total return (c)......................            9.48%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................            0.49%(b)
  Total expenses excluding indirectly
    paid expenses.....................              --
  Total expenses excluding waivers and
    reimbursements....................            1.11%(b)
  Net investment income...............            5.79%(b)
Portfolio turnover rate...............               7%
NET ASSETS END OF PERIOD
  (THOUSANDS).........................        $ 90,738

(a) The Fund changed its fiscal year end from August 31 to May 31 during the current period.
(b) Annualized.
(c) Excluding applicable sales charges.
(d) The Fund changed its fiscal year end from December 31 to August 31.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                             HIGH GRADE TAX FREE FUND
(logo)
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                 EIGHT MONTHS
                                            NINE MONTHS                              ENDED         YEAR ENDED
                                               ENDED            YEAR ENDED        AUGUST 31,      DECEMBER 31,
                                          MAY 31, 1997 (A)    AUGUST 31, 1996      1995 (D)           1994
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD....       $  10.72            $ 10.69           $  9.79         $  11.16
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................           0.31               0.44              0.29             0.46
Net realized and unrealized gain (loss)
  on investments.......................           0.17               0.03              0.90            (1.37)
Total from investment operations.......           0.48               0.47              1.19            (0.91)
LESS DISTRIBUTIONS FROM
Net investment income..................          (0.31)             (0.44)            (0.29)           (0.46)
Net realized gain on investments.......              0                  0                 0                0
Total Distributions....................          (0.31)             (0.44)            (0.29)           (0.46)
NET ASSET VALUE END OF PERIOD..........       $  10.89            $ 10.72           $ 10.69         $   9.79
Total return (c).......................           4.55%              4.42%            12.27%           (8.24%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.......................           1.78%(b)           1.64%             1.81%(b)         1.58%
  Total expenses excluding indirectly
    paid expenses......................           1.78%(b)             --                --               --
  Total expenses excluding waivers and
    reimbursements.....................           1.86%(b)           1.84%             1.84%(b)         1.59%
  Net investment income................           3.85%(b)           4.03%             4.18%(b)         4.47%
Portfolio turnover rate................            114%                65%               27%              53%
NET ASSETS END OF PERIOD
  (THOUSANDS)..........................       $ 31,874            $32,221           $34,206         $ 32,435

                                           JANUARY 11, 1993
                                         OF CLASS OPERATIONS)
                                               THROUGH
                                          DECEMBER 31, 1993
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD....        $  10.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................            0.47
Net realized and unrealized gain (loss)
  on investments.......................            0.81
Total from investment operations.......            1.28
LESS DISTRIBUTIONS FROM
Net investment income..................           (0.47)
Net realized gain on investments.......           (0.07)
Total Distributions....................           (0.54)
NET ASSET VALUE END OF PERIOD..........        $  11.16
Total return (c).......................           12.52%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.......................            1.35%(b)
  Total expenses excluding indirectly
    paid expenses......................              --
  Total expenses excluding waivers and
    reimbursements.....................            1.57%(b)
  Net investment income................            4.44%(b)
Portfolio turnover rate................              14%
NET ASSETS END OF PERIOD
  (THOUSANDS)..........................        $ 41,030

(a) The Fund changed its fiscal year end from August 31 to May 31 during the current period.
(b) Annualized.
(c) Excluding applicable sales charges.
(d) The Fund changed its fiscal year end from December 31 to August 31.

                                                                 NINE MONTHS          YEAR       EIGHT MONTHS
                                                                    ENDED            ENDED          ENDED
                                                                   MAY 31,         AUGUST 31,     AUGUST 31,
                                                                   1997 (A)           1996         1995 (C)
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD.........................       $  10.72         $  10.69       $   9.79
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................           0.39             0.55           0.36
Net realized and unrealized gain (loss) on investments......           0.17             0.03           0.90
Total from investment operations............................           0.56             0.58           1.26
LESS DISTRIBUTIONS FROM NET INVESTMENT INCOME...............          (0.39)           (0.55)         (0.36)
NET ASSET VALUE END OF PERIOD...............................       $  10.89         $  10.72       $  10.69
Total return................................................           5.32%            5.47%         13.02%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................           0.78%(b)         0.64%          0.81%(b)
  Total expenses excluding indirectly paid expenses.........           0.78%(b)           --             --
  Total expenses excluding waivers and reimbursements.......           0.86%(b)         0.84%          0.84%(b)
  Net investment income.....................................           4.85%(b)         5.03%          5.18%(b)
Portfolio turnover rate.....................................            114%              65%            27%
NET ASSETS END OF PERIOD (THOUSANDS)........................       $ 24,441         $ 25,112       $ 25,079

                                                               FEBRUARY 28, 1994
                                                              OF CLASS OPERATIONS)
                                                                    THROUGH
                                                               DECEMBER 31, 1994
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD.........................         $10.93
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................           0.46
Net realized and unrealized gain (loss) on investments......          (1.14)
Total from investment operations............................          (0.68)
LESS DISTRIBUTIONS FROM NET INVESTMENT INCOME...............          (0.46)
NET ASSET VALUE END OF PERIOD...............................         $ 9.79
Total return................................................          (6.29%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................           0.76%(b)
  Total expenses excluding indirectly paid expenses.........             --
  Total expenses excluding waivers and reimbursements.......           0.77%(b)
  Net investment income.....................................           5.46%(b)
Portfolio turnover rate.....................................             53%
NET ASSETS END OF PERIOD (THOUSANDS)........................         $4,318

(a) The Fund changed its fiscal year end from August 31 to May 31 during the current period.
(b) Annualized.
(c) The Fund changed its fiscal year end from December 31 to August 31.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                        SHORT-INTERMEDIATE MUNICIPAL FUND
                                                                         (logo)
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                  JANUARY 5, 1995
                                                                                                                   (COMMENCEMENT
                                                                           NINE MONTHS                          OF CLASS OPERATIONS)
                                                                              ENDED            YEAR ENDED             THROUGH
                                                                         MAY 31, 1997 (A)    AUGUST 31, 1996      AUGUST 31, 1995
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD...................................        $10.08             $ 10.17               $ 9.97
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................................................          0.30                0.43                 0.30
Net realized and unrealized gain (loss) on investments................          0.01               (0.09)                0.20
Total from investment operations......................................          0.31                0.34                 0.50
LESS DISTRIBUTIONS FROM NET INVESTMENT INCOME.........................         (0.30)              (0.43)               (0.30)
NET ASSET VALUE END OF PERIOD.........................................        $10.09             $ 10.08               $10.17
Total return (c)......................................................          3.08%               3.37%                5.09%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................................................          0.84%(b)            0.80%                0.70%(b)
  Total expenses excluding indirectly paid expenses...................          0.83%(b)              --                   --
  Total expenses excluding waivers and reimbursements.................          0.96%(b)            1.11%                1.14%(b)
  Net investment income...............................................          3.94%(b)            4.05%                4.32%(b)
Portfolio turnover rate...............................................            34%                 29%                  80%
NET ASSETS END OF PERIOD (THOUSANDS)..................................        $6,072             $27,722               $6,820

(a) The Fund changed its fiscal year end from August 31 to May 31 during the current period.
(b) Annualized.
(c) Excluding applicable sales charges.

                                                                                                                  JANUARY 5, 1995
                                                                                                                   (COMMENCEMENT
                                                                           NINE MONTHS                          OF CLASS OPERATIONS)
                                                                              ENDED            YEAR ENDED             THROUGH
                                                                         MAY 31, 1997 (A)    AUGUST 31, 1996      AUGUST 31, 1995
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD...................................        $10.08             $ 10.17               $ 9.97
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................................................          0.23                0.34                 0.24
Net realized and unrealized gain (loss) on investments................          0.02               (0.09)                0.20
Total from investment operations......................................          0.25                0.25                 0.44
LESS DISTRIBUTIONS FROM NET INVESTMENT INCOME.........................         (0.23)              (0.34)               (0.24)
NET ASSET VALUE END OF PERIOD.........................................        $10.10             $ 10.08               $10.17
Total return (c)......................................................          2.49%               2.44%                4.50%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................................................          1.73%(b)            1.67%                1.58%(b)
  Total expenses excluding indirectly paid expenses...................          1.73%(b)              --                   --
  Total expenses excluding waivers and reimbursements.................          1.86%(b)            2.07%                2.26%(b)
  Net investment income...............................................          3.04%(b)            3.28%                3.50%(b)
Portfolio turnover rate...............................................            34%                 29%                  80%
NET ASSETS END OF PERIOD (THOUSANDS)..................................        $6,742             $ 7,413               $6,050

(a) The Fund changed its fiscal year end from August 31 to May 31 during the current period.
(b) Annualized.
(c) Excluding applicable sales charges.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                        SHORT-INTERMEDIATE MUNICIPAL FUND
(logo)
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                           NINE MONTHS
                                              ENDED                         YEAR ENDED AUGUST 31,
                                         MAY 31, 1997 (A)     1996       1995       1994       1993      1992 (C)
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD...       $  10.07        $ 10.17    $ 10.21    $ 10.58    $ 10.33    $  10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................           0.30           0.43       0.46       0.47       0.49        0.51
Net realized and unrealized gain
  (loss) on investments...............           0.03          (0.10)     (0.04)     (0.32)      0.25        0.33
Total from investment operations......           0.33           0.33       0.42       0.15       0.74        0.84
LESS DISTRIBUTIONS FROM:
Net investment income.................          (0.30)         (0.43)     (0.46)     (0.47)     (0.49)      (0.51)
In excess of net investment income....              0              0          0      (0.03)         0           0
Net realized gain on investments......              0              0          0      (0.02)         0           0
Total distributions...................          (0.30)         (0.43)     (0.46)     (0.52)     (0.49)      (0.51)
NET ASSET VALUE END OF PERIOD.........       $  10.10        $ 10.07    $ 10.17    $ 10.21    $ 10.58    $  10.33
Total return..........................           3.36%          3.30%      4.20%      1.40%      7.40%       8.56%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................           0.74%(b)       0.70%      0.74%      0.58%      0.40%       0.17%
  Total expenses excluding indirectly
    paid expenses.....................           0.73%(b)         --         --         --         --          --
  Total expenses excluding waivers and
    reimbursements....................           0.86%(b)       0.90%      0.86%      0.83%      0.81%       0.86%
  Net investment income...............           4.04%(b)       4.27%      4.52%      4.54%      4.73%       4.85%
Portfolio turnover rate...............             34%            29%        80%        32%        37%         57%
NET ASSETS END OF PERIOD
  (THOUSANDS).........................       $ 32,293        $34,893    $40,581    $53,417    $66,607    $ 54,470

                                           JULY 17, 1991
                                              THROUGH
                                        AUGUST 31, 1991 (C)
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD...         $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................           0.06
Net realized and unrealized gain
  (loss) on investments...............              0
Total from investment operations......           0.06
LESS DISTRIBUTIONS FROM:
Net investment income.................          (0.06)
In excess of net investment income....              0
Net realized gain on investments......              0
Total distributions...................          (0.06)
NET ASSET VALUE END OF PERIOD.........         $10.00
Total return..........................           0.62%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................           0.00%(b)
  Total expenses excluding indirectly
    paid expenses.....................             --
  Total expenses excluding waivers and
    reimbursements....................           1.40%(b)
  Net investment income...............           4.93%(b)
Portfolio turnover rate...............             --
NET ASSETS END OF PERIOD
  (THOUSANDS).........................         $4,025

(a) The Fund changed its fiscal year end from August 31 to May 31 during the current period.
(b) Annualized
(c) On November 18, 1991, the Fund was changed to a diversified municipal bond fund with a fluctuating net asset value per share from a non-diversified money market fund with a stable net asset value per share. The shares outstanding and the related per share data as of August 31, 1991 are restated to reflect both a 1 for 2 reverse share split on October 30, 1991 and a 1 for 5 reverse share split on August 19, 1992. Total return calculated after November 18, 1991 reflects the fluctuation in net asset value per share.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
                               TAX FREE INCOME FUND
                                                                         (logo)
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          SIX MONTHS
                                                                            ENDED              YEAR ENDED NOVEMBER 30,
                                                                       MAY 31, 1997 (A)    1996 (F)    1995 (F)     1994
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD.................................       $   9.90        $  10.05    $   8.93    $ 10.25
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................................           0.24            0.51        0.51       0.51
Net realized and unrealized gain (loss) on investments and
  futures contracts.................................................          (0.11)          (0.14)       1.13      (1.28)
Total from investment operations....................................           0.13            0.37        1.64      (0.77)
LESS DISTRIBUTIONS FROM:
Net investment income...............................................          (0.24)          (0.52)      (0.51)     (0.52)
In excess of net investment income..................................          (0.01)              0(e)    (0.01)         0
Net realized gain on investments....................................              0               0           0          0
Tax basis return of capital.........................................              0               0           0      (0.03)
Total distributions.................................................          (0.25)          (0.52)      (0.52)     (0.55)
NET ASSET VALUE END OF PERIOD.......................................       $   9.78        $   9.90    $  10.05    $  8.93
Total return (c)....................................................           1.34%           3.83%      18.71%     (7.81%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses....................................................           1.19%(b)        1.13%       1.19%      1.13%
  Total expenses excluding indirectly paid expenses.................           1.18%(b)        1.12%       1.18%        --
  Net investment income.............................................           4.85%(b)        5.21%       5.35%      5.27%
Portfolio turnover rate.............................................             54%            128%         30%        98%
NET ASSETS END OF PERIOD (THOUSANDS)................................       $ 72,629        $ 82,425    $ 94,183    $95,691


                                                                        1993
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD.................................  $  10.17
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................................      0.57
Net realized and unrealized gain (loss) on investments and
  futures contracts.................................................      0.36
Total from investment operations....................................      0.93
LESS DISTRIBUTIONS FROM:
Net investment income...............................................     (0.57)
In excess of net investment income..................................     (0.04)
Net realized gain on investments....................................     (0.24)
Tax basis return of capital.........................................         0
Total distributions.................................................     (0.85)
NET ASSET VALUE END OF PERIOD.......................................  $  10.25
Total return (c)....................................................      9.37%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses....................................................      1.21%
  Total expenses excluding indirectly paid expenses.................        --
  Net investment income.............................................      5.40%
Portfolio turnover rate.............................................        47%
NET ASSETS END OF PERIOD (THOUSANDS)................................  $124,102

                                                                                                                   FEBRUARY 13, 1987
                                                                                                                     (COMMENCEMENT
                                                                       YEAR ENDED NOVEMBER 30,                     OF OPERATIONS) TO
                                                         1992        1991        1990        1989        1988      NOVEMBER 30, 1987
CLASS A SHARES (CONTINUED)
NET ASSET VALUE BEGINNING OF PERIOD.................   $  10.13    $   9.94    $  10.24    $   9.96    $   9.64         $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................       0.63        0.61        0.59        0.62        0.63            0.33
Net realized and unrealized gain (loss) on
  investments and futures contracts.................       0.30        0.31       (0.06)       0.34        0.37           (0.32)
Total from investment operations....................       0.93        0.92        0.53        0.96        1.00            0.01
LESS DISTRIBUTIONS FROM:
Net investment income...............................      (0.62)      (0.61)      (0.60)      (0.63)      (0.68)          (0.37)
In excess of net investment income..................          0           0       (0.03)          0           0               0
Net realized gain on investments....................      (0.27)      (0.12)      (0.20)      (0.05)          0               0
Tax basis return of capital.........................          0           0           0           0           0               0
Total distributions.................................      (0.89)      (0.73)      (0.83)      (0.68)      (0.68)          (0.37)
NET ASSET VALUE END OF PERIOD.......................   $  10.17    $  10.13    $   9.94    $  10.24    $   9.96         $  9.64
Total return (c)....................................       9.35%       9.59%       5.55%       9.97%      10.60%           0.17%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses....................................       1.25%       1.58%       1.66%       1.62%       1.57%           1.00%(d)
  Total expenses excluding indirectly paid
    expenses........................................         --          --          --          --          --              --
  Net investment income.............................       6.02%       5.95%       6.03%       6.15%       6.13%           6.85%(d)
Portfolio turnover rate.............................         32%         37%         42%         49%        109%             67%
NET ASSETS END OF PERIOD (THOUSANDS)................   $120,660    $133,524    $146,335    $162,013    $179,191         $16,090

(a) The Fund changed its fiscal year end from November 30 to May 31 during the current period.
(b) Annualized.
(c) Excluding applicable sales charges.
(d) Annualized for the period April 14, 1987 (Commencement of Investment Operations) to November 30, 1987.
(e) Reflects distributions in excess of net investment income which were under $0.01 per share.
(f) Calculation based on average shares outstanding.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
                               TAX FREE INCOME FUND
(logo)
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  SIX MONTHS
                                                                    ENDED              YEAR ENDED NOVEMBER 30,
                                                               MAY 31, 1997 (A)    1996 (E)    1995 (E)     1994
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD.........................       $   9.81        $   9.97    $   8.88    $ 10.25
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................           0.19            0.44        0.44       0.45
Net realized and unrealized gain (loss) on investments and
  futures contracts.........................................          (0.10)          (0.16)       1.11      (1.29)
Total from investment operations............................           0.09            0.28        1.55      (0.84)
LESS DISTRIBUTIONS FROM:
Net investment income.......................................          (0.20)          (0.44)      (0.45)     (0.50)
In excess of net investment income..........................          (0.01)              0(d)    (0.01)         0
Net realized gain on investments............................              0               0           0          0
Tax basis return of capital.................................              0               0           0      (0.03)
Total distributions.........................................          (0.21)          (0.44)      (0.46)     (0.53)
NET ASSET VALUE END OF PERIOD...............................       $   9.69        $   9.81    $   9.97    $  8.88
Total return (c)............................................           0.97%           2.99%      17.84%     (8.43%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................           1.95%(b)        1.90%       1.96%      1.88%
  Total expenses excluding indirectly paid expenses.........           1.94%(b)        1.89%       1.94%        --
  Net investment income.....................................           4.09%(b)        4.44%       4.59%      4.60%
Portfolio turnover rate.....................................             54%            128%         30%        98%
NET ASSETS END OF PERIOD (THOUSANDS)........................       $ 28,822        $ 33,063    $ 33,449    $28,860

                                                              FEBRUARY 1, 1993
                                                              TO NOVEMBER 30,
                                                                    1993
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD.........................      $  10.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................          0.37
Net realized and unrealized gain (loss) on investments and
  futures contracts.........................................          0.30
Total from investment operations............................          0.67
LESS DISTRIBUTIONS FROM:
Net investment income.......................................         (0.37)
In excess of net investment income..........................         (0.08)
Net realized gain on investments............................         (0.24)
Tax basis return of capital.................................             0
Total distributions.........................................         (0.69)
NET ASSET VALUE END OF PERIOD...............................      $  10.25
Total return (c)............................................          6.59%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................          1.96%(b)
  Total expenses excluding indirectly paid expenses.........            --
  Net investment income.....................................          4.42%(b)
Portfolio turnover rate.....................................            47%
NET ASSETS END OF PERIOD (THOUSANDS)........................      $ 14,091

(a) The Fund changed its fiscal year end from November 30 to May 31 during the current period.
(b) Annualized.
(c) Excluding applicable sales charges.
(d) Reflects distributions in excess of net investment income which were under $0.01 per share.
(e) Calculation based on average shares outstanding.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
                               TAX FREE INCOME FUND
                                                                         (logo)
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  SIX MONTHS
                                                                    ENDED              YEAR ENDED NOVEMBER 30,
                                                               MAY 31, 1997 (A)    1996 (E)    1995 (E)     1994
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD.........................       $   9.81        $   9.97    $   8.88    $ 10.26
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................           0.18            0.41        0.44       0.43
Net realized and unrealized gain (loss) on investments and
  futures contracts.........................................          (0.09)          (0.13)       1.11      (1.27)
Total from investment operations............................           0.09            0.28        1.55      (0.84)
LESS DISTRIBUTIONS FROM:
Net investment income.......................................          (0.20)          (0.44)      (0.45)     (0.51)
In excess of net investment income..........................          (0.01)              0(d)    (0.01)         0
Net realized gain on investments............................              0               0           0          0
Tax basis return of capital.................................              0               0           0      (0.03)
Total distributions.........................................          (0.21)          (0.44)      (0.46)     (0.54)
NET ASSET VALUE END OF PERIOD...............................       $   9.69        $   9.81    $   9.97    $  8.88
Total return (c)............................................           0.97%           2.99%      17.84%     (8.52%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................           1.95%(b)        1.90%       1.96%      1.89%
  Total expenses excluding indirectly paid expenses.........           1.94%(b)        1.89%       1.94%        --
  Net investment income.....................................           4.09%(b)        4.44%       4.59%      4.52%
Portfolio turnover rate.....................................             54%            128%         30%        98%
NET ASSETS END OF PERIOD (THOUSANDS)........................       $ 11,879        $ 13,769    $ 20,386    $23,230

                                                              FEBRUARY 1, 1993
                                                              TO NOVEMBER 30,
                                                                    1993
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD.........................      $  10.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................          0.37
Net realized and unrealized gain (loss) on investments and
  futures contracts.........................................          0.31
Total from investment operations............................          0.68
LESS DISTRIBUTIONS FROM:
Net investment income.......................................         (0.37)
In excess of net investment income..........................         (0.08)
Net realized gain on investments............................         (0.24)
Tax basis return of capital.................................             0
Total distributions.........................................         (0.69)
NET ASSET VALUE END OF PERIOD...............................      $  10.26
Total return (c)............................................          6.70%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses............................................          1.94%(b)
  Total expenses excluding indirectly paid expenses.........            --
  Net investment income.....................................          4.41%(b)
Portfolio turnover rate.....................................            47%
NET ASSETS END OF PERIOD (THOUSANDS)........................      $ 27,261

(a) The Fund changed its fiscal year end from November 30 to May 31 during the current period.
(b) Annualized.
(c) Excluding applicable sales charges.
(d) Reflects distributions in excess of net investment income which were under $0.01 per share.
(e) Calculation based on average shares oustanding.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                             HIGH GRADE TAX FREE FUND
(logo)
                            SCHEDULE OF INVESTMENTS
                                  May 31, 1997

PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- 97.4%
             ARIZONA-- 1.1%
$1,000,000   Creighton Elem. Sch. Dist.
               No. 14 of Maricopa Cnty.,
               Sch. Imp. Bonds (Proj. of
               1990), (Series C 1991),
               6.50%, 7/1/07, (FGIC)............. $  1,125,240
             CALIFORNIA-- 2.6%
 2,000,000   Redevelopment Agcy. of the
               City of San Jose Merged Area
               Redev. Proj., Tax Allocation
               Bonds, (Series 1993),
               6.00%, 8/1/15, (MBIA).............    2,144,880
   500,000   San Mateo Cnty. Joint Pwrs.
               Financing Auth. Lease RB
               (Capital Projs. Prog.), (1993
               Refunding Series A),
               6.50%, 7/1/16, (MBIA).............      560,505
                                                     2,705,385
             COLORADO-- 3.7%
             Arapahoe Cnty. Pub. Hwy.
               Auth. Capital Imp. Trust Fund
               Hwy. RB (E-470 Proj.):
 1,000,000   6.15%, 8/31/26, (MBIA)..............    1,053,890
             Sr. Current Interest Bonds,
 2,000,000   7.00%, 8/31/26......................    2,144,720
   500,000   School Dist. No. 1,
               City & Cnty. of Denver, GO
               Refunding Bonds, (Series
               1994A),
               6.50%, 6/1/10, (MBIA).............      560,370
                                                     3,758,980
             FLORIDA-- 1.1%
 1,000,000   Orange Cnty. Forida Hlth.
               Facs. Auth. Hosp. RB (Orlando
               Regional Healthcare Sys.),
               (Series 1996C),
               6.25%, 10/1/16, (MBIA)............    1,089,760
             GEORGIA-- 5.2%
   500,000   City of Atlanta Arpt. Facs.
               RRB, (Series 1994A),
               6.50%, 1/1/10, (AMBAC)............      557,990
 1,000,000   Metropolitan Atlanta Rapid
               Transit Auth. Georgia
               Refunding Second Indenture,
               (Series A),
               5.50%, 7/1/17, (MBIA).............      998,740

PRINCIPAL
  AMOUNT                                             VALUE

LONG-TERM INVESTMENTS-- CONTINUED
             GEORGIA-- CONTINUED
             Municipal Elec. Auth. Georgia
               Spec. Oblig. Fifth Crossover
             Series Proj. One:
$1,000,000   6.40%, 1/1/13, (AMBAC).............. $  1,102,190
 2,400,000   6.50%, 1/1/17, (MBIA)...............    2,694,720
                                                     5,353,640
             HAWAII-- 3.7%
 2,500,000   Hawaii St., GO, (Series. CM),
               6.00%, 12/1/10, (FGIC)............    2,679,750
 1,000,000   State of Hawaii Arpt. Sys.
               RB, (Second Series of 1990),
               7.50%, 7/1/20, (FGIC).............    1,088,990
                                                     3,768,740
             IDAHO-- 0.9%
   845,000   Idaho Hsg. Agcy. Single
               Family Mtge. Bonds, (1994
               Series C-1 Sr. Bonds &
               Mezzanine Bonds),
               6.30%, 7/1/11.....................      869,657
             ILLINOIS-- 16.9%
 4,725,000   City of Chicago Wtr. RRB,
               (Series 1993),
               6.50%, 11/1/15, (FGIC)............    5,308,727
 2,150,000   City of Chicago GO Current
               Interest Bonds, (Proj. Series
               1995),
               6.13%, 1/1/16, (AMBAC)............    2,229,249
             Illinois Dev. Fin. Auth.
               Poll. Ctrl. RRB (Commonwealth
               Edison Co. Proj.):
             (Series 1991),
 2,000,000   7.25%, 6/1/11, (MBIA)...............    2,182,060
             (Series 1994D),
 3,000,000   6.75%, 3/1/15, (AMBAC)..............    3,293,160
 1,750,000   Illinois Hlth. Facs. Auth.
               Hlth. Facs. RRB (SSM Hlth.
               Care), (Series 1992AA),
               6.50%, 6/1/12, (MBIA).............    1,953,875
 5,625,000   Metropolitan Pier &
               Exposition Authority Illinois
               Refunding McCormick Place
               Expn, Project B, (Eff. Yield
               5.80%)(a),
               0.00%, 6/15/13, (MBIA)............    2,258,550
                                                    17,225,621

                                  (CONTINUED)

                                    EVERGREEN
                             HIGH GRADE TAX FREE FUND
                                                                         (logo)
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                  May 31, 1997

PRINCIPAL
  AMOUNT                                             VALUE

LONG-TERM INVESTMENTS-- CONTINUED
             INDIANA-- 3.5
$ 1,000,000  Indiana Muni. Pwr. Agcy.,
             Pwr. Supply Sys. RRB, (1993
             Series B),
             6.00%, 1/1/13, (MBIA)............... $ 1,063,720
    700,000  Indiana Trans. Fin. Auth.
             Hwy. RB, (Series 1992A),
             6.80%, 12/1/16, (MBIA)..............     808,024

  1,500,000  Middle Sch. Bldg. Corp. of
             Lawrence Township of Marion
             Cnty., First Mtge. Bonds,
             6.88%, 7/5/11, (MBIA)...............    1,729,185
                                                     3,600,929

 1,000,000   LOUISIANA-- 1.3%
             Orleans Parish Louisiana,
               School Board RB
               9.05%, 2/1/10, (MBIA).............    1,339,390
 1,000,000   MAINE-- 1.1%
             Maine Turnpike Auth.,
               Turnpike RB, (Series 1994),
               7.13%, 7/1/08, (MBIA).............    1,171,010
 2,500,000   MARYLAND-- 2.4%
             Maryland St. GO, St. & Local
               Facilities, (First Series),
               5.00%, 3/1/10.....................    2,455,900

   MASSACHUSETTS-- 1.6%
   500,000     Massachusetts Hsg. Fin.
               Agcy., Hsg. Proj. RB, (1993
               Series A),
               6.15%, 10/1/15, (AMBAC)...........      508,015
 1,000,000     Massachusetts St., Refunding,
               (Series A),
               6.50%, 11/1/14, (AMBAC)...........    1,119,500
                                                     1,627,515

               MINNESOTA-- 0.5%
   490,000     Minnesota Hsg. Fin. Agcy.
               Single Family Mtge. Bonds,
               (1994 Series H),
               6.70%, 1/1/18.....................      514,397

PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- CONTINUED

             NEW MEXICO-- 1.0%

             City of Albuquerque, Arpt. RB:
             (Series 1995 A),
$  500,000   6.35%, 7/1/07, (AMBAC)..............  $   540,220
$  500,000   (Series 1995 B),
             7.00%, 7/1/16, (AMBAC)..............      501,170
                                                     1,041,390

NEW YORK-- 11.2%
 1,000,000     Albany Cnty., Arpt. Auth.
               Arpt. Rev.,
               5.25%, 12/15/10, (FSA)............     980,990
 1,500,000     New York St. Housing Finance
               Agency Revenue, (Series 1994 B),
               6.35%, 8/15/23, (AMBAC)...........   1,538,700
 2,590,000     New York St. Local Government
               Assistance Corporation RB,
               (Prerefunded @ $102), (Series B),
               7.38%, 4/1/01.....................   2,895,076
 5,000,000     Port Auth. New York & New
               Jersey Special Obligation
               (for JFK Intl. Arrivals
               Terminal),
               6.25%, 12/1/10, (MBIA)............  5,453,950
   500,000     The Port Auth. of New York &
               New Jersey Consolidated Bonds
               Fifth Installment,
               (Ninety-Seventh Series),
               6.50%, 7/15/19, (FGIC)............     529,900
                                                    11,398,616

             NORTH DAKOTA-- 3.0%
 3,000,000     Mercer Cnty. Poll. Ctrl. RRB
               (Basin Elec. Pwr.
               Cooperative-Antelope Valley
               Unit 1 & Common Facs.),
               (Second 1995 Series),
               6.05%, 1/1/19, (AMBAC)............    3,107,910

             OHIO-- 3.3%
 1,000,000   Board of Ed., Kings Local
               Sch. Dist. (City of Warren)
               Sch. Imp. Bonds (Unltd. Tax
               GO), (Series 1995),
               7.50%, 12/1/16, (FGIC)............     1,254,130
 1,500,000   City of Toledo, GO (Ltd. Tax)
               Hsg. Imp. Bonds (Macy's
               Proj.), (Series 1995A),
               6.35%, 12/1/25, (MBIA)............     1,580,835

                                  (CONTINUED)

                                    EVERGREEN
                             HIGH GRADE TAX FREE FUND
(logo)
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                  May 31, 1997

PRINCIPAL
  AMOUNT                                             VALUE

LONG-TERM INVESTMENTS-- CONTINUED
             OHIO-- CONTINUED
$  475,000   Ohio Hsg. Fin. Agcy.
               Residential Mtge. RB (GNMA
               Mortgage-Backed Securities
               Prog.), (1995 Series A-2),
               6.63%, 3/1/26.....................       490,252
                                                      3,325,217

             SOUTH CAROLINA-- 3.4%
 3,250,000     South Carolina St., Port
               Auth. RB, (Series 1991),
               6.63%, 7/1/11, (AMBAC)............     3,468,563
             SOUTH DAKOTA-- 4.2%
 4,000,000   South Dakota Hlth. & Edl.
               Facs. Auth. RRB (St. Luke's
               Midland Regional Med. Center
               Issue), (Series 1991),
               6.63%, 7/1/11, (MBIA).............     4,304,240
             TENNESSEE-- 3.1%
 1,200,000   The Hlth. & Edl. Facs. Board
               of the City of Bristol Hosp.
               RRB (Bristol Mem. Hosp.),
               (Series 1993),
               6.75%, 9/1/07, (FGIC).............     1,366,740
 1,700,000   The Hlth., Edl. & Hsg. Facs.
               Board of the Cnty. of Knox
               Hosp. RRB (Fort Sanders
               Alliance Obligated Group),
               (Series 1993),
               6.25%, 1/1/13, (MBIA).............     1,843,378
                                                      3,210,118

             TEXAS-- 4.4%
 1,500,000   City of Austin Arpt. Sys.
               Prior Lien RB, (Series 1995A),
               6.13%, 11/15/25, (MBIA)...........     1,533,060
 1,000,000   City of Houston Wtr.
               Conveyance Sys. Contract COP,
               (Series 1993H),
               7.50%, 12/15/14, (AMBAC)..........     1,221,290
 6,000,000   Harris County Texas, RB Toll
               Road, (Prerefunded @
               $53.836), (Eff. Yield 5.39%)(a),
               0.00%, 8/15/09, (AMBAC)...........     1,699,500
                                                      4,453,850

PRINCIPAL
  AMOUNT                                             VALUE
 LONG-TERM INVESTMENTS-- CONTINUED
             UTAH-- 3.6%
$2,500,000   Board of Ed. of Iron Cnty.
               Sch. Dist. GO Sch. Bldg.
               Bonds, (Series 1994),
               6.40%, 1/15/12, (MBIA)............    2,675,325
 1,000,000   Salt Lake City, Salt Lake
               Cnty. Arpt. RB, (Series 1993A),
               6.00%, 12/1/12, (FGIC)............    1,030,860
                                                     3,706,185

             VIRGINIA-- 2.1%
2,000,000    Industrial Dev. Auth. of
               Hanover Hosp. RB (Mem.
               Regional Med. Center Proj. at
               Hanover Med. Park), (Series 1995),
               6.38%, 8/15/18, (MBIA)............    2,196,040

             WASHINGTON-- 2.6%
 2,500,000   City of Tacoma Elec. Sys.
               RRB, (Series 1994),
               6.25%, 1/1/15, (FGIC).............    2,619,825

             WEST VIRGINIA-- 0.5%
   500,000   West Virginia St. Hsg. Dev.
               Fund Hsg. Fin. (Series. A),
               6.05%, 5/1/27.....................      501,605

             WISCONSIN-- 7.3%
 4,500,000   City of Superior Ltd. Oblig.
               RRB (Midwest Energy Res. Co.
               Proj.), (Series E-1991),
               6.90%, 8/1/21, (FGIC).............    5,275,890
  2,000,000  Wisconsin Hlth. & Edl. Facs.
               Auth. RB (Wausau Hosps., Inc.
               Proj.), (Series 1991B),
               6.63%, 8/15/11, (AMBAC)...........    2,142,580
                                                     7,418,470

             PUERTO RICO-- 2.1%
   500,000   Commonwealth of Puerto Rico,
               Elec. Pwr. Auth. RRB,
               (Series Y),
               6.50%, 7/1/06, (MBIA).............      558,460
   500,000   Commonwealth of Puerto Rico,
               Hsg. Bank & Fin. Agcy.
               Affordable Hsg. Mtge. Subsidy
               Prog. Single Family Mtge. RB,
               Portfolio I,
               6.10%, 10/1/15,
               (Collateralized by GNMA, FNMA
               & FHLMC Certificates).............      506,220



                                  (CONTINUED)

                                    EVERGREEN
                             HIGH GRADE TAX FREE FUND
                                                                         (logo)
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                  May 31, 1997

LONG-TERM INVESTMENTS-- CONTINUED
             PUERTO RICO-- CONTINUED
$1,000,000   Commonwealth of Puerto Rico,
               Elec. Pwr. Auth.,
               RB, (Series BB),
               6.25%, 7/1/10, (MBIA)............. $  1,100,720
                                                     2,165,400
             TOTAL LONG-TERM INVESTMENTS
               (COST $95,320,879)................   99,523,593

SHORT-TERM INVESTMENTS-- 0.9%
             ALABAMA-- 0.1%
   100,000   Phenix Cnty. Alabama RB
               Refunding Mead Coated Board
               Project B, VRDN
               4.15%, 10/1/25....................      100,000
             KANSAS-- 0.8%
   800,000   Kansas City Kansas Industrial
               Revenue PQ Corporation
               Project, VRDN
               4.10%, 8/15/01....................      800,000
             TOTAL SHORT-TERM INVESTMENTS
               (COST $900,000)...................      900,000

PRINCIPAL
  AMOUNT                                             VALUE
MUTUAL FUND SHARES-- 0.2%
   167,000   Federated Tax Free Fund
               (cost $167,000)................... $    167,000
              TOTAL INVESTMENTS--
               (COST $96,387,879).......  98.5%    100,590,593
             OTHER ASSETS AND
               LIABILITIES-- NET........    1.5      1,538,629
             NET ASSETS--............... 100.0%   $102,129,222

(a) Effective yield (calculated at date of purchase) is the annual yield at which the bond accrues until its maturity date.

SUMMARY OF ABBREVIATIONS
AMBAC-- American Municipal Bond Assurance Corp.
COP-- Certificate of Participation
FGIC-- Financial Guaranty Insurance Corp.
FHLMC-- Federal Home Loan Mortgage Corporation
FNMA-- Federal National Mortgage Association
FSA-- Financial Security Assurance Corp.
GNMA-- Government National Mortgage Association
GO-- General Obligation Bonds
MBIA-- Municipal Bond Investors Assurance Corp.
RB-- Revenue Bonds
RRB-- Revenue Refunding Bonds
VRDN-- Variable Rate Demand Notes are payable on demand at par on no more than seven calendar days' notice given by the Fund to the issuer or other parties not affiliated with the issuer. Interest rates are determined and reset by the issuer daily or weekly depending upon the terms of the security. The interest rates presented for these securities are those in effect at May 31, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                       SHORT - INTERMEDIATE MUNICIPAL FUND
 (logo)
                            SCHEDULE OF INVESTMENTS
                                  May 31, 1997

LONG-TERM INVESTMENTS-- 97.0%
             ARIZONA-- 3.8%
$1,600,000   Pima Cnty. GO RFB, (Series 1992),
               6.55%, 7/1/01..................... $  1,718,384
             COLORADO-- 1.2%
   520,000   Colorado Stud. Oblig. Board
               Auth., Stud. Loan RB,
               (Series 1985B),
               6.13%, 12/1/98....................      530,104
             DISTRICT OF COLUMBIA-- 3.4%
 1,500,000   Dist. of Columbia GO RFB,
               (Series 1989B),
               6.63%, 6/1/98, (MBIA).............    1,539,375
             ILLINOIS-- 2.4%
 1,000,000   Central Lake Cnty. Joint
               Action Wtr. Agcy. RB,
               (Prerefunded @ $102),
               (Series 1990A),
               7.00%, 5/1/00, (AMBAC)............    1,086,340
             MARYLAND-- 4.0%
   635,000   Maryland Energy Financing
               Administration Solid Waste
               Disp. RB, (Wheelabrator Wtr.
               Technologies Baltimore L.L.C.
               Projs.), (Series 1996),
               4.80%, 12/1/98....................      638,156
 1,140,000   Montgomery Cnty. GO Bonds
               Consolidated Pub. Imp. RB,
               (Series 1992A),
               5.30%, 7/1/01.....................    1,174,075
                                                     1,812,231
             MASSACHUSETTS-- 12.1%
             Massachusetts Ind. Fin. Agcy. IDR:
   460,000   (Series 1986G),
               5.30%, 12/1/06....................      467,149
   565,000   (Series 1986I),
               5.30%, 12/1/06....................      573,780
 1,185,000   (Series 1996A),
               5.35%, 11/1/07....................    1,208,368
 1,160,000   (Series 1996B),
               5.35%, 11/1/07....................    1,182,875
             New England Ed. Loan
               Marketing Corp. Stud. Loan RB:
 1,000,000   (Series 1993B),
               5.40%, 6/1/00.....................    1,016,840
 1,000,000   (Series 1993C),
               4.75%, 7/1/98.....................    1,007,330
                                                     5,456,342

PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- CONTINUED
             MINNESOTA-- 2.3%
$1,015,000   City of Minneapolis & Hsg.
               & Redev. Auth. of the City of
               St. Paul, Single Family Mtge.
               RRB, (Series 1996A),
               5.13%, 6/1/32..................... $  1,015,974
             MISSOURI-- 3.2%
             North Kansas City Sch. Dist.
               GO, Direct Deposit Prog.,
               (Series 1996),
   710,000   6.70%, 3/1/00.......................      750,179
   665,000   7.00%, 3/1/99.......................      695,204
                                                     1,445,383
             NEW JERSEY-- 4.7%
 2,000,000   New Jersey St. GO, (Series 1991),
               5.90%, 8/1/02.....................    2,116,380
             NEW YORK-- 4.5%
 1,000,000   New York, New York, (Series 1997L),
               5.25%, 8/1/00.....................    1,009,710
 1,000,000   Pwr. Auth. of the St. of New
               York, General Purpose Bonds,
               (Series Z),
               5.85%, 1/1/00.....................    1,033,310
                                                     2,043,020
             OHIO-- 2.3%
 1,000,000   The Stud. Loan Funding Corp.
               (Cincinnati) Stud. Loan RB,
               (Series 1993A),
               5.50%, 12/1/01....................    1,019,940
             OREGON-- 2.5%
 1,125,000   Josephine Cnty., Sch. Dist.
               #007 GO,
               5.00%, 6/1/99, (FGIC).............    1,140,818
             PENNSYLVANIA-- 7.9%
 1,000,000   Lancaster Cnty. Hosp. Auth.
               Hosp. RB (The Lancaster
               General Hosp. Proj.), (Series
               1992),
               5.60%, 7/1/00, (AMBAC)............    1,031,900
 1,950,000   Sayre Hlth. Care Facs. Auth.
               RB, Guthrie Healthcare Sys.,
               (Series 1991A),
               6.40%, 3/1/99, (AMBAC)............    2,017,489
   500,000   St. of Pennsylvania GO,
               (Series 1971),
               6.00%, 12/15/98...................      503,270
                                                     3,552,659

                                  (CONTINUED)

                                    EVERGREEN
                       SHORT - INTERMEDIATE MUNICIPAL FUND
                                                                         (logo)
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                  May 31, 1997

PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- CONTINUED
             SOUTH CAROLINA-- 1.2%
$  500,000   Charleston Cnty. Arpt.
               Dist. Arpt. System RRB,
               (Series 1993),
               8.25%, 7/1/00, (MBIA)............. $    552,420
             TEXAS-- 15.0%
 1,000,000   Brazos Higher Ed. Auth.,
               Inc., Stud. Loan RRB,
               (Series 1992A),
               5.30%, 12/1/97....................    1,006,210
   500,000   City of Dallas GO,
               5.90%, 2/15/01....................      523,625
 1,000,000   City of Houston Pub. Imp.
               RFB, (Series 1992C),
               5.70%, 3/1/01.....................    1,038,490
 1,300,000   Dallas Cnty. Imp. (Ltd. Tax)
               RB, (Series 1992A),
               6.00%, 8/15/01....................    1,373,905
   505,000   San Antonio Independent Sch.
               Dist. Pub. Facs. Corp. RB,
               (Series 1996),
               5.00%, 10/15/00, (AMBAC)..........      510,969
             Texas Dept. Hsg. & Cmnty.
               Affairs Single Family Mtge.
               RB, (Series 1996E):
 1,260,000   4.45%, 3/1/99, (MBIA)...............    1,261,562
 1,045,000   4.65%, 3/1/00, (MBIA)...............    1,049,034
                                                     6,763,795
             UTAH-- 6.4%
 2,500,000   Intermountain Pwr. Agcy.,
               Pwr. Supply RFB, (Series C),
               6.00%, 7/1/00, (MBIA).............    2,603,150
   290,000   Utah Hsg. Fin. Agcy. Single
               Family Mtge. RRB, (Series 1993A),
               5.20%, 1/1/01.....................      293,996
                                                     2,897,146
             VIRGINIA-- 3.4%
 1,500,000   Virginia Hsg. Dev. Auth.
               Commonwealth Mtge. Bonds,
               (Series 1992B, Subseries B-1),
               6.00%, 1/1/98.....................    1,513,845
             WASHINGTON-- 11.9%
 2,950,000   St. of Washington GO RB,
               Motor Vehicle Fuel Tax,
               (Series R-92D),
               5.60%, 9/1/01.....................    3,064,844

PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- CONTINUED
             WASHINGTON-- CONTINUED
$  550,000  Washington Pub. Pwr. Supply
               Sys. RRB (Nuclear Proj. #1),
               (Series 1992A),
               5.00%, 7/1/98..................... $    556,122
             Washington Pub. Pwr. Supply
               Sys. RRB (Nuclear Proj. #2),
               (Series 1992A):
 1,070,000   5.00%, 7/1/98.......................    1,081,909
   675,000   5.00%, 7/1/99.......................      681,088
                                                     5,383,963
             WISCONSIN-- 4.8%
 1,000,000   Milwaukee GO,
               Pub. Imps., (Series BZ),
               6.30%, 6/15/01....................    1,064,300
 1,000,000   Milwaukee Metropolitan Sewage
               Dist. GO, (Series 1989A),
               7.00%, 9/1/01.....................    1,092,060
                                                     2,156,360
             TOTAL LONG-TERM INVESTMENTS
               (COST $43,306,201)................   43,744,479

SHORT-TERM INVESTMENTS-- 3.3%
             COLORADO-- 3.3%
 1,500,000   Arapahoe Cnty. MHRB Ref.
               Stratford Sta., (Series 1994),
               VRDN, (LOC: Heller Finl., Inc.)
               4.45%, 11/1/17 (cost $1,500,000)..    1,500,000

             TOTAL INVESTMENTS--
               (COST $44,806,201).......  100.3%    45,244,479
             OTHER ASSETS AND
               LIABILITIES-- NET........   (0.3)      (137,878)
             NET ASSETS--............... 100.0%   $ 45,106,601

SUMMARY OF ABBREVIATIONS:
AMBAC-- American Municipal Bond Assurance Corp.
FGIC-- Financial Guaranty Insurance Corp.
GO-- General Obligation Bonds
IDR-- Industrial Development Revenue Bonds
LOC-- Letter of Credit
MBIA-- Municipal Bond Investors Assurance Corp.
MHRB-- Municipal Housing Revenue Bonds
RB-- Revenue Bonds
RFB-- Refunding Bonds
RRB-- Refunding Revenue Bonds
VRDN-- Variable Rate Demand Notes are payable on demand at par on no more than seven calendar days' notice given by the Fund to the issuer or other parties not affiliated with the issuer. Interest rates are determined and reset by the issuer daily or weekly depending upon the terms of the security. The interest rates presented for these securities are those in effect at May 31, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
                               TAX FREE INCOME FUND
(logo)
                            SCHEDULE OF INVESTMENTS
                                  May 31, 1997

PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- 98.2%
             ALABAMA-- 0.2%
$  265,000   Alabama Housing Finance Agency,
               Single Family Mortgage,
               10.75%, 6/1/13.................... $    281,125
             ALASKA-- 0.4%
   470,000   Alaska Housing Finance Corp.,
               Collateralized Home Mortgage,
               8.75%, 12/1/16....................      483,898
             ARIZONA-- 1.6%
 1,875,000   Page, Arizona, Municipal Property
               Corp., Excise Tax Revenue,
               5.00%, 7/1/11, (MBIA).............    1,806,450
             CALIFORNIA-- 7.0%
   500,000   Anaheim, California, Public
               Financing Authority, Series C,
               6.00%, 9/1/16.....................      529,385
 1,400,000   California Health Facilities,
               Children's Hospital,
               5.38%, 7/1/20.....................    1,341,914
 2,115,000   Central Coast, California, Water
               Authority Revenue,
             State Water Project, Regional
               Facilities, Series A,
               5.00%, 10/1/16, (AMBAC)...........    1,977,737
 1,785,000   East Bay, California, Municipal
               Utility District, Water System
               Revenue,
               5.00%, 6/1/16, (FGIC).............    1,678,382
             San Francisco, California, State
               Building Authority, Lease Revenue,
               San Francisco Civic Center
               Complex-- A:
 1,000,000   5.25%, 12/1/16......................      964,440
   500,000   5.25%, 12/1/21......................      476,840
 2,450,000   Victor Valley, California, Joint
               Union High School District,
               Capital Appreciation, (effective
               yield
               5.69%) (b),
               0.00%, 9/1/13, (MBIA).............      991,172
                                                     7,959,870

PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- CONTINUED
             COLORADO-- 5.5%
             City and County of Denver, Colorado,
               Airport System:
             Series A:
$1,250,000   7.00%, 11/15/99..................... $  1,314,500
   720,000   7.25%, 11/15/25.....................      821,102
 1,000,000   8.00%, 11/15/25.....................    1,105,710
   750,000   8.75%, 11/15/23.....................      876,570
             Series B,
   750,000   7.25%, 11/15/12.....................      814,590
             Series D,
 1,100,000   7.75%, 11/15/13.....................    1,339,877
                                                     6,272,349
             FLORIDA-- 8.6%
   750,000   Gainesville, Florida, Utilities
               System Revenue, Series A,
               5.20%, 10/1/22....................      710,595
 1,500,000   Martin County, Florida, Industrial
               Development Authority, Industrial
               Development Revenue, Indiantown
               Cogeneration Project, Series A,
               7.88%, 12/15/25...................    1,682,865
 2,000,000   Orange County, Florida, Health
               Facilities Authority, Orlando
               Hospital Regional Healthcare,
               Series A,
               6.25%, 10/1/18....................    2,186,940
 1,000,000   Sarasota County, Florida, Utility
               Systems Revenue,
               6.50%, 10/1/22, (FGIC)............    1,122,620
 2,640,000   Tallahassee, Florida, Health
               Facilities, Tallahassee Memorial
               Regional Medical Project,
               6.63%, 12/1/13, (MBIA)............    2,927,971
 1,015,000   Tampa, Florida, Subordinated
               Guaranteed Entitlement Revenue,
               Series 1988B,
               8.40%, 10/1/08....................    1,070,226
                                                     9,701,217

                                  (CONTINUED)

                                     KEYSTONE
                               TAX FREE INCOME FUND
                                                                         (logo)
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                  May 31, 1997

PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- CONTINUED
             ILLINOIS-- 1.9$%
   $910,000  Chicago, Illinois, Gas Supply
               Revenue (People's Gas, Light and
               Coke Co.), Series A,
               8.10%, 5/1/20.....................   $  998,316
 1,000,000   Illinois Health Facilities
               Authority, United Medical Center,
               8.38%, 7/1/12.....................    1,187,550
                                                     2,185,866

             INDIANA-- 2.8%
 1,300,000   Indiana Municipal Power Supply,
               Systems Revenue,
               5.50%, 1/1/16.....................    1,289,340
 1,640,000   St. Joseph County, Indiana,
               Educational Facilities Revenue,
               University of Notre Dame,
               6.50%, 3/1/26.....................    1,835,226
                                                     3,124,566

             LOUISIANA-- 1.3%
 1,415,000   Louisiana Public Facilities
               Authority, Health and Education,
               Pre-refunded,
               7.90%, 12/1/15....................    1,505,461

             MASSACHUSETTS-- 8.2%
             Massachusetts Bay Transportation
               Authority, Series A:
 1,875,000   6.25%, 3/1/12.......................    2,050,763
 1,000,000   7.00%, 3/1/11.......................    1,167,180
 1,950,000   7.00%, 3/1/21.......................    2,315,450
   400,000   Massachusetts, General Obligation,
               (effective yield 7.00%) (b),
               0.00%, 6/1/07, (FGIC).............      241,104
 1,490,000   Massachusetts State Housing Finance
               Agency, Residential Housing,
               Series A,
               8.40%, 8/1/21.....................    1,552,967
   500,000   Massachusetts State Industrial
               Finance Agency, Senior Lien,
               Massachusetts Recycling
               Association,
               9.00%, 8/1/16 (a).................      200,000
             Massachusetts Water Resources
               Authority, General Revenue Bonds:
 1,000,000   Series A,
               6.00%, 8/1/20.....................    1,012,170
 1,000,000   1995, Series B,
               4.00%, 12/1/18....................      774,880
                                                     9,314,514


PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- CONTINUED
             MICHIGAN-- 0.5%

$ 500,000    Monroe County, Michigan, Economic
               Development Corp.,
               Detroit Edison Co.,
               6.95%, 9/1/22, (FGIC).............    $ 594,535

             MINNESOTA-- 0.5%
   595,000     Minnesota Housing Finance Agency,
               Single Family Mortgage, Series A,
               8.20%, 8/1/19.....................     611,785

             MISSOURI-- 0.5%
   500,000   Sikeston, Missouri, Electric
               Revenue,
               6.00%, 6/1/14, (MBIA).............      530,165

             NEW JERSEY-- 5.0%
 1,000,000   New Jersey Economic Development
               Authority, Water Facilities
               Revenue, NJ American Water Co.,
               Inc. Project,
               6.50%, 4/1/22, (FGIC).............    1,055,410
 4,325,000   Salem County, New Jersey, Pollution
               Control Financing Authority,
               Waste Disposal Revenue,
               6.50%, 11/15/21...................    4,560,496
                                                     5,615,906

             NEW MEXICO-- 3.8%
   500,000   Albuquerque, New Mexico, Airport
               Revenue, Series B,
               8.75%, 7/1/19.....................      506,720
 1,950,000   Albuquerque, New Mexico, Joint Water
               and Sewer System Revenue,
               Capital Appreciation, Series A,
               (effective yield 5.42%) (b),
               0.00%, 7/1/08, (FGIC).............    1,083,030
 1,590,000   New Mexico Mortgage Finance
               Authority, Single Family Mortgage,
               8.63%, 7/1/17, (FGIC).............    1,637,970
 1,000,000   University of New Mexico, University
               Revenue, Series A,
               6.00%, 6/1/21.....................    1,045,860
                                                     4,273,580

                                  (CONTINUED)

                                     KEYSTONE
                               TAX FREE INCOME FUND
(logo)
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                  May 31, 1997

PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- CONTINUED

             NEW YORK-- 14.4%
             New York City, New York, GO:
$1,410,000   Fiscal 1992, Pre-refunded, Series A,
             7.75%, 8/15/15 (d)................    $ 1,602,056
 2,500,000   Series G,
             6.75%, 2/1/09.....................      2,733,600
   500,000   New York and New Jersey, Port
                Authority, Special Obligation
                Revenue, JFK International Airport
                Terminal-- 6 Project,
                5.75%, 12/1/25, (MBIA)............     498,675
 2,000,000   New York State Dormitory Authority,
               State University Dormitory
               Facilities, Series A,
               6.00%, 7/1/09.....................    2,142,620
            New York State Dormitory Authority,
               State University Educational
               Facilities Revenue:
   800,000   Series A,
               5.25%, 5/15/15, (AMBAC)...........      778,120
 1,300,000   Series C,
               7.38%, 5/15/10....................    1,515,046
 1,600,000   New York State Local Government
               Assistance Corp., Series A
               5.50%, 4/1/17.....................    1,573,072
 2,510,000   New York State Tollway Authority,
               Highway and Bridge
               Trust Fund, Series A,
               5.25%, 4/1/16, (AMBAC)............    2,422,225
             New York State Urban Development
               Corp.:
             Correctional Facilities, Series A:
 1,000,000   6.50%, 1/1/10.......................    1,084,510
 1,000,000   7.50%, 4/1/11.......................    1,121,870
   805,000   Higher Education Technology Grants,
             6.00%, 4/1/10, (MBIA)...............      847,528
                                                    16,319,322

$1,000,000   NORTH CAROLINA-- 0.8%
             North Carolina Medical Care, Duke
               University Hospital, Series C,
               5.25%, 6/1/21.....................      941,530


PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- CONTINUED
             OHIO-- 1.8%
 1,000,000   Montgomery County, Ohio, Hospital
               Revenue, Kettering Medical
               Center, 6.25%, 4/1/20.............    1,087,260
 1,000,000    North Olmsted, Ohio, GO,
               5.00%, 12/1/16, (AMBAC)...........      935,880
                                                     2,023,140

   PENNSYLVANIA-- 8.2%
 1,500,000   Pennsylvania Convention Center
               Authority, Series A,
               (effective yield 7.00%) (b),
               0.00%, 9/1/08, (FGIC).............      840,405
 2,450,000   Pennsylvania Economic Development
               Financing Authority, Resources
               Recovery, Northampton Project,
               6.50%, 1/1/13 (c).................    2,420,085
 1,000,000   Philadelphia, Pennsylvania, Hospital
               and Higher Education Facilities,
               Community College, Series B,
               6.50%, 5/1/07, (MBIA).............    1,104,070
 4,000,000   Pittsburgh, Pennsylvania, School
               District, Capital Appreciation,
               Series B, (effective yield 5.42%)
               (b),
               0.00%, 8/1/09, (AMBAC)............    2,135,320
 2,200,000   Scranton-Lackawanna, Pennsylvania,
               Health and Welfare
               Authority Revenue, Walters
               Institute Project,
               8.13%, 7/15/28....................    2,307,184
   500,000   Southeastern Pennsylvania
               Transportation Authority,
               Special Revenue,
               5.38%, 3/1/22, (FGIC).............      481,765
                                                     9,288,829

             PUERTO RICO-- 3.5%
 2,000,000   Commonwealth of Puerto Rico, GO,
               7.00%, 7/1/10, (MBIA).............    2,336,700
 1,365,000   Puerto Rico Electric Power
               Authority, Series S,
               7.00%, 7/1/07.....................    1,584,287
                                                     3,920,987


                                  (CONTINUED)

                                     KEYSTONE
                               TAX FREE INCOME FUND
                                                                         (logo)
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                  May 31, 1997

PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- CONTINUED
             TENNESSEE-- 4.9%
$2,000,000   Bristol, Tennessee, Health and
               Education Authority,
               Bristol Memorial Hospital,
               6.75%, 9/1/10, (FGIC)............. $  2,303,820
             Knox County, Tennessee, Health and
               Educational Facilities,
               Fort Sanders Hospital Alliance:
 1,000,000   Series B,
               7.25%, 1/1/10, (MBIA).............    1,171,990
 1,000,000   Series C,
               5.25%, 1/1/15, (MBIA).............      969,670
 1,000,000   Metropolitan Government of Nashville
               and Davidson County,
               Tennessee Water and Sewer,
               step bond, (effective yield 5.20%)
               (b),
               0.00%, 1/1/12, (FGIC).............    1,100,570
                                                     5,546,050
             TEXAS-- 10.7%
 3,000,000   Brazos River Authority, Texas,
               Revenue Refunding,
               Houston Light and Power Project,
               8.10%, 5/1/19, (MBIA).............    3,154,980
 1,000,000   Harris County, Texas, Toll Road,
               Senior Lien, Series A,
               7.00%, 8/15/10....................    1,166,690
 3,000,000   Houston, Texas, Water and Sewer
               System Revenue,
               Jr. Lien, Series C,
               (effective yield 6.05%) (b),
               0.00%, 12/1/11, (AMBAC)...........    1,349,400
 1,500,000   Northwest, Texas, Independent School
               District, Capital Appreciation,
               (effective yield 5.50%) (b),
               0.00%, 8/15/08, (PSFG)............      832,260
 1,000,000   Nueces River Authority, Texas Water
               Supply, Facilities Corpus Christie
               Lake,
               5.25%, 7/15/16....................      960,200
 2,125,000   Tarrant County, Texas, Health
               Facilities Development, Harris
               Methodist Health Systems, Series
               A,
               5.13%, 9/1/12, (AMBAC)............    2,036,388
 2,125,000   Texas Municipal Power Agency,
               (effective yield 7.09%) (b),
               0.00%, 9/1/08, (AMBAC)............    1,176,294
 1,500,000   United Independent School District,
               Texas, GO,
               5.25%, 8/15/15, (PSFG)............    1,438,335
                                                    12,114,547

PRINCIPAL
  AMOUNT                                             VALUE
LONG-TERM INVESTMENTS-- CONTINUED
             UTAH-- 0.4%
$  750,000   Intermountain Power Agency, Utah,
               Power Supply Refunding, Series A,
               (effective yield 6.95%) (b),
               0.00%, 7/1/07..................... $    445,320
             WASHINGTON-- 4.7%
 3,000,000   Chelan County, Washington, Public
               Utilities District, Series A,
               (effective yield 5.53%) (b),
               0.00%, 6/1/09.....................    1,563,210
 1,500,000   Tacoma, Washington, Solid Waste
               Utility Revenue, Series B,
               5.50%, 12/1/17, (AMBAC)...........    1,453,305
 1,000,000   Washington Public Power Supply
               System, Nuclear Project #2,
               Series C,
               7.63%, 7/1/10.....................    1,118,080
 1,000,000   Washington State GO, Series A,
               6.75%, 2/1/15.....................    1,146,110
                                                     5,280,705
             WYOMING-- 1.0%
 1,140,000   Wyoming Community Development
               Authority, Single Family Mortgage,
               Series A,
               7.88%, 6/1/18.....................    1,180,196
             TOTAL LONG-TERM INVESTMENTS
               (COST-- $107,046,798).............  111,321,913

SHORT-TERM INVESTMENTS-- 0.5%
             FLORIDA-- 0.5%
   565,000   Dade County, Florida, Water and
               Sewer Systems Revenue, VRDN,
               3.85%, 10/5/22....................      565,000
             WASHINGTON-- 0.0%
     5,000   Washington State Health Care
               Facilities, VRDN,
               4.00%, 10/1/05....................        5,000

             TOTAL SHORT-TERM
               INVESTMENTS (COST-- $570,000)...        570,000
             TOTAL INVESTMENTS
               (COST-- $107,616,798)......   98.7%  111,891,913
             OTHER ASSETS AND
               LIABILITIES-- NET..........    1.3%    1,437,886
             NET ASSETS...................  100.0% $113,329,799

                                  (CONTINUED)

                                     KEYSTONE
                               TAX FREE INCOME FUND
(logo)
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                  May 31, 1997

(a) Securities which have defaulted on payment of interest and/or principal. The Fund has stopped accruing income on those so identified.
(b) Effective yield (calculated at date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(c) Securities that may be resold to "qualified instituional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(d) At May 31, 1997, $300,000 principal amount of New York City, New York, GO, Fiscal 1992, Pre-refunded, Series A, 7.75%, 8/15/15 was pledged to cover margin requirements for open futures contracts.

LEGEND OF PORTFOLIO ABBREVIATIONS:
AMBAC-- American Municipal Bond Assurance Corporation
FGIC-- Financial Guaranty Insurance Company
GO-- General Obligation Bonds
MBIA-- Municipal Bond Investors Assurance Corp.
PSFG-- Permanent School Fund Guaranteed
VRDN-- Variable Rate Demand Notes are payable on demand at par on no more than seven calendar days' notice given by the Fund to the issuer or other parties not affiliated with the issuer. Interest rates are determined and reset by the issuer daily or weekly depending upon the terms of the security. The interest rates presented for these securities are those in effect at May 31, 1997.

FUTURES CONTRACTS-- SHORT POSITIONS

                              NUMBER                                                            INITIAL CONTRACT     UNREALIZED
EXPIRATION                    OF CONTRACTS                                                           AMOUNT         DEPRECIATION
JUNE 97                       17             U.S. TREASURY BOND INDEX                              $1,833,031         $(37,500)

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE
                                                                         (logo)
                      STATEMENTS OF ASSETS AND LIABILITIES
                                  May 31, 1997

                                                                               (logo)               (logo)                (logo)
                                                                              HIGH GRADE       SHORT-INTERMEDIATE        TAX FREE
                                                                                 FUND                 FUND             INCOME FUND
ASSETS
  Investments at market value (identified cost-- $96,387,879, $44,806,201
    and $107,616,798, respectively).......................................   $100,590,593         $ 45,244,479         $111,891,913
  Cash....................................................................              0               66,326               4,334
  Receivable for investments sold.........................................              0                    0           2,466,140
  Interest receivable.....................................................      1,897,863      843,625........           1,892,703
  Receivable for Fund shares sold.........................................        107,105               35,048              22,000
  Prepaid expenses and other assets.......................................         26,968               30,724              58,554
      Total assets........................................................    102,622,529           46,220,202         116,335,644
LIABILITIES
  Payable for investments purchased.......................................              0            1,008,560           2,341,411
  Payable for Fund shares redeemed........................................        228,082               17,401             290,463
  Dividends payable.......................................................        140,678               44,499             244,167
  Distribution fee payable................................................         52,967               10,616              63,516
  Due to related parties..................................................         19,104                4,250              13,902
  Due to custodian bank...................................................         18,471                    0                   0
  Payable for daily variation margin on open futures contracts............              0                    0              12,219
  Accrued expenses and other liabilities..................................         34,005               28,275              40,167
      Total liabilities...................................................        493,307            1,113,601           3,005,845
NET ASSETS................................................................   $102,129,222         $ 45,106,601         $113,329,799
NET ASSETS REPRESENTED BY
  Paid-in capital.........................................................   $ 99,066,689         $ 45,350,089         $112,869,280
  Undistributed net investment income (accumulated distributions in excess
    of net investment income).............................................        124,532                    0            (244,167 )
  Accumulated net realized loss on investments and futures contracts......     (1,264,713)            (681,766)         (3,532,929 )
  Net unrealized appreciation on investments and futures contracts........      4,202,714              438,278           4,237,615
      Total net assets....................................................   $102,129,222         $ 45,106,601         $113,329,799
NET ASSETS CONSIST OF
  Class A.................................................................   $ 45,814,519         $  6,072,249         $72,629,064
  Class B.................................................................     31,874,058            6,741,653          28,821,838
  Class C.................................................................             --                   --          11,878,897
  Class Y.................................................................     24,440,645           32,292,699                  --
                                                                             $102,129,222         $ 45,106,601         $113,329,799
SHARES OUTSTANDING
  Class A.................................................................      4,207,467              601,763           7,424,946
  Class B.................................................................      2,927,195              667,292           2,974,366
  Class C.................................................................             --                   --           1,225,559
  Class Y.................................................................      2,244,589            3,197,322                  --
NET ASSET VALUE PER SHARE
  Class A.................................................................   $      10.89         $      10.09         $      9.78
  Class A-- Offering price (based on sales charge of 4.75%, 3.25% and
    4.75%, respectively)..................................................   $      11.43         $      10.43         $     10.27
  Class B.................................................................   $      10.89         $      10.10         $      9.69
  Class C.................................................................             --                   --         $      9.69
  Class Y.................................................................   $      10.89         $      10.10                  --

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE
(logo)
                            STATEMENTS OF OPERATIONS
                           Period Ended May 31, 1997

                                                                        (logo)                (logo)                  (logo)
                                                                      HIGH GRADE         SHORT-INTERMEDIATE          TAX FREE
                                                                         FUND*                 FUND*               INCOME FUND**
INVESTMENT INCOME
  Interest.......................................................     $ 4,496,797            $2,373,153             $ 3,631,204
EXPENSES
  Management fee.................................................         399,929               248,564                 367,154
  Distribution Plan expenses.....................................         333,154                71,757                 307,124
  Transfer agent fees............................................          65,152                45,027                  99,665
  Registration and filing fees...................................          52,562                30,280                   6,147
  Custodian fees.................................................          49,228                48,597                  41,888
  Administrative services fees...................................          33,901                     0                  17,396
  Professional fees..............................................          22,955                22,587                  25,138
  Trustees' fees and expenses....................................           4,431                 7,083                   6,480
  Other..........................................................          57,713                23,623                  12,229
  Fee waivers by investment manager..............................         (64,199)              (60,003)                      0
    Total expenses...............................................         954,826               437,515                 883,221
  Less: Indirectly paid expenses.................................            (197)                 (639)                 (7,261)
    Net expenses.................................................         954,629               436,876                 875,960
  NET INVESTMENT INCOME..........................................       3,542,168             1,936,277               2,755,244
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FUTURES CONTRACTS
  Net realized gain on:
    Investments..................................................         640,025                18,940               1,212,437
    Futures contracts............................................               0                     0                  50,174
  Net realized gain on investments and futures contracts.........         640,025                18,940               1,262,611
  Net change in unrealized appreciation (depreciation) on:
    Investments..................................................         982,691               139,624              (2,667,451)
    Futures contracts............................................               0                     0                 (37,500)
  Net change in unrealized appreciation (depreciation) on
    investments and futures contracts............................         982,691               139,624              (2,704,951)
  Net realized and unrealized gain (loss) on investments and
    futures contracts............................................       1,622,716               158,564              (1,442,340)
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........     $ 5,164,884            $2,094,841             $ 1,312,904

 * Nine months ended May 31, 1997. During the period, the Fund changed its fiscal year end from August 31 to May 31.
** Six months ended May 31, 1997. During the period, the Fund changed its fiscal year end from November 30 to May 31.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE
                                                                         (logo)
                            STATEMENTS OF OPERATIONS
                             Fiscal Year Ended 1996

                                                                         (logo)               (logo)                  (logo)
                                                                      HIGH GRADE         SHORT-INTERMEDIATE          TAX FREE
                                                                         FUND                   FUND                INCOME FUND
                                                                      YEAR ENDED             YEAR ENDED             YEAR ENDED
                                                                    AUGUST 31, 1996       AUGUST 31, 1996        NOVEMBER 30, 1996
INVESTMENT INCOME
  Interest.......................................................     $ 6,526,273            $2,837,285             $ 8,727,446
EXPENSES
  Management fee.................................................         575,456               287,149                 844,486
  Distribution plan expenses.....................................         483,026                83,180                 709,281
  Custodian fees.................................................         100,816                55,841                  94,590
  Transfer agent fees............................................          76,905                55,501                 186,105
  Administrative services fees...................................          59,073                     0                  21,926
  Registration and filing fees...................................          49,627                67,347                  36,773
  Professional fees..............................................          25,849                27,986                  26,696
  Trustees' fees and expenses....................................           3,640                 8,457                   6,780
  Amortization of organization expenses..........................               0                 8,846                       0
  Other..........................................................          76,011                30,530                  18,810
  Fee waivers and/or expense reimbursement by investment
    manager......................................................        (228,548)             (140,581)                      0
    Total expenses...............................................       1,221,855               484,256               1,945,447
  Less: Expenses paid indirectly.................................               0                     0                 (12,939)
    Net expenses.................................................       1,221,855               484,256               1,932,508
  NET INVESTMENT INCOME..........................................       5,304,418             2,353,029               6,794,938
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FUTURES CONTRACTS
  Realized gain (loss) on:
    Investments..................................................       1,622,360               161,202               2,300,652
    Futures contracts............................................               0                     0                (301,239)
  Net realized gain on investments and futures contracts.........       1,622,360               161,202               1,999,413
  Net change in unrealized appreciation (depreciation) on
    investments..................................................      (1,135,792)             (564,810)             (4,259,520)
  Net realized and unrealized gain (loss) on investments and
    futures contracts............................................         486,568              (403,608)             (2,260,107)
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........     $ 5,790,986            $1,949,421             $ 4,534,831

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE
(logo)
                      STATEMENTS OF CHANGES IN NET ASSETS
                           Period Ended May 31, 1997

                                                                             (logo)               (logo)                (logo)
                                                                           HIGH GRADE       SHORT-INTERMEDIATE        TAX FREE
                                                                             FUND*                FUND*             INCOME FUND**
OPERATIONS
  Net investment income................................................   $  3,542,168         $  1,936,277         $  2,755,244
  Net realized gain on investments and futures contracts...............        640,025               18,940            1,262,611
  Net change in unrealized appreciation (depreciation) on investments
    and futures contracts..............................................        982,691              139,624           (2,704,951 )
    Net increase in net assets resulting from operations...............      5,164,884            2,094,841            1,312,904
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A............................................................     (1,696,428)            (755,942)          (1,868,216 )
    Class B............................................................       (934,247)            (159,979)            (649,369 )
    Class C............................................................              0                    0             (262,024 )
    Class Y............................................................       (929,415)          (1,020,356)                   0
  In excess of net investment income:
    Class A............................................................              0                    0              (73,369 )
    Class B............................................................              0                    0              (25,502 )
    Class C............................................................              0                    0              (10,290 )
    Total distributions to shareholders................................     (3,560,090)          (1,936,277)          (2,888,770 )
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold............................................      9,286,983            9,393,392            1,652,335
  Proceeds from reinvestment of distributions..........................      2,003,093              973,716            1,527,184
  Payment for shares redeemed..........................................    (18,667,515)         (35,446,549)         (17,530,768 )
    Net decrease in net assets resulting from capital share
      transactions.....................................................     (7,377,439)         (25,079,441)         (14,351,249 )
      Total decrease in net assets.....................................     (5,772,645)         (24,920,877)         (15,927,115 )
NET ASSETS
  Beginning of period..................................................    107,901,867           70,027,478          129,256,914
  END OF PERIOD........................................................   $102,129,222         $ 45,106,601         $113,329,799
Undistributed net investment income (accumulated distributions in
  excess of net investment income).....................................   $    124,532         $          0         $   (244,167 )

 * Nine months ended May 31, 1997. During the period, the Fund changed its fiscal year end from August 31 to May 31.
** Six months ended May 31, 1997. During the period, the Fund changed its fiscal year end from November 30 to May 31.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE
                                                                         (logo)
                      STATEMENTS OF CHANGES IN NET ASSETS
                             Fiscal Year Ended 1996

                                                                            (logo)               (logo)              (logo)
                                                                         HIGH GRADE       SHORT-INTERMEDIATE        TAX FREE
                                                                            FUND                 FUND              INCOME FUND
                                                                         YEAR ENDED           YEAR ENDED           YEAR ENDED
                                                                       AUGUST 31, 1996     AUGUST 31, 1996      NOVEMBER 30, 1996
OPERATIONS
  Net investment income.............................................    $   5,304,418        $  2,353,029         $   6,794,938
  Net realized gain on investments and futures contracts............        1,622,360             161,202             1,999,413
  Net change in unrealized depreciation on investments..............       (1,135,792)           (564,810)           (4,259,520)
    Net increase in net assets resulting from operations............        5,790,986           1,949,421             4,534,831
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A.........................................................       (2,655,984)           (541,615)           (4,538,414)
    Class B.........................................................       (1,385,989)           (229,080)           (1,498,516)
    Class C.........................................................                0                   0              (758,007)
    Class Y.........................................................       (1,262,445)         (1,582,334)                    0
  In excess of net investment income:
    Class A.........................................................                0                   0               (31,491)
    Class B.........................................................                0                   0               (10,398)
    Class C.........................................................                0                   0                (5,260)
    Total distributions to shareholders.............................       (5,304,418)         (2,353,029)           (6,842,086)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold.........................................       16,695,647          37,737,994             6,339,187
  Proceeds from shares issued in acquisition of Keystone Texas Tax
    Free Fund.......................................................                0                   0             5,119,680
  Proceeds from reinvestment of distributions.......................        3,093,850           1,651,747             3,629,202
  Payment for shares redeemed.......................................      (30,410,409)        (22,410,625)          (31,540,948)
    Net increase (decrease) in net assets resulting from capital
      share transactions............................................      (10,620,912)         16,979,116           (16,452,879)
      Total increase (decrease) in net assets.......................      (10,134,344)         16,575,508           (18,760,134)
NET ASSETS
  Beginning of year.................................................      118,036,211          53,451,970           148,017,048
  END OF YEAR.......................................................    $ 107,901,867        $ 70,027,478         $ 129,256,914
Undistributed net investment income (accumulated distributions in
  excess of net investment income)..................................    $     115,656        $          0         $    (245,552)

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE
(logo)
                      STATEMENTS OF CHANGES IN NET ASSETS
                             Fiscal Year Ended 1995

                                                                        (logo)                 (logo)                (logo)
                                                                      HIGH GRADE         SHORT-INTERMEDIATE        TAX FREE
                                                                         FUND                   FUND              INCOME FUND
                                                                      YEAR ENDED             YEAR ENDED           YEAR ENDED
                                                                    AUGUST 31, 1995       AUGUST 31, 1995      NOVEMBER 30, 1995
OPERATIONS
  Net investment income........................................      $   3,187,579          $  2,318,884         $   7,600,756
  Net realized gain (loss) on investments and futures
    contracts..................................................            437,882              (713,222)             (760,743)
  Net change in unrealized appreciation on investments.........          7,804,353               529,821            18,451,939
    Net increase in net assets resulting from operations.......         11,429,814             2,135,483            25,291,952
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A....................................................         (1,935,789)             (178,721)           (5,042,433)
    Class B....................................................           (936,437)              (96,022)           (1,531,824)
    Class C....................................................                  0                     0            (1,026,499)
    Class Y....................................................           (315,353)           (2,044,141)                    0
  In excess of net investment income:
    Class A....................................................                  0                     0               (70,626)
    Class B....................................................                  0                     0               (21,455)
    Class C....................................................                  0                     0               (14,377)
    Total distributions to shareholders........................         (3,187,579)           (2,318,884)           (7,707,214)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold....................................          3,098,389            25,128,726            11,472,775
  Proceeds from shares issued in acquisition of Evergreen
    National
    Tax-Free Fund..............................................         28,779,194                     0                     0
  Proceeds from reinvestment of distributions..................          1,826,205             1,923,116             4,018,869
  Payment for shares redeemed..................................        (18,339,492)          (26,833,640)          (32,840,818)
    Net increase (decrease) in net assets resulting from
      capital share transactions...............................         15,364,296               218,202           (17,349,174)
      Total increase in net assets.............................         23,606,531                34,801               235,564
NET ASSETS
  Beginning of year............................................         94,429,680            53,417,169           147,781,484
  END OF YEAR..................................................      $ 118,036,211          $ 53,451,970         $ 148,017,048
Undistributed net investment income (accumulated distributions
  in excess of net investment income)..........................      $      22,568          $          0         $    (288,160)

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE
                                                                         (logo)
                     COMBINED NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The Evergreen Keystone National Tax Free Funds consist of Evergreen High Grade Tax Free Fund ("High Grade Fund"), Evergreen Short-Intermediate Municipal Fund ("Short-Intermediate Fund") and Keystone Tax Free Income Fund ("Tax Free Income Fund") (collectively, the "Funds"), all of which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. High Grade Fund is a series of Evergreen Investment Trust and Short-Intermediate Fund is a series of Evergreen Municipal Trust.

The Funds offer Class A, Class B, Class C and/or Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75% for both the High Grade and Tax Free Income Funds and a maximum front-end sales charge of 3.25% for the Short-Intermediate Fund. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. VALUATION OF SECURITIES
An independent pricing service values each Fund's municipal bonds at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue. Securities for which valuations are not available from an independent pricing service, including restricted securities, are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

Short-term investments with remaining maturities of sixty days or less are carried at amortized cost, which approximates market value.

B. FUTURES CONTRACTS
In order to gain exposure to or protect against changes in security values, Tax Free Income Fund may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

C. SECURITY TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

D. FEDERAL INCOME TAXES
The Funds have qualified and intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable income and net capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

E. DISTRIBUTIONS
Distributions from net investment income for the Funds are declared daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for market discount on securities.

F. CLASS ALLOCATIONS
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

                                EVERGREEN KEYSTONE
                                                                         (logo)
               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

G. ORGANIZATION EXPENSES
Organizational expenses of High Grade Fund were initially borne by a prior administrator. As a result of a change in the administration agreement, First Union purchased the remaining unreimbursed organizational expenses from the prior administrator. The High Grade Fund had agreed to reimburse such expenses during the five year period following its commencement of operations. Pursuant to these arrangements, as of May 31, 1997, the High Grade Fund has fully reimbursed First Union for such expenses.

2. CAPITAL SHARE TRANSACTIONS

The High Grade and Short-Intermediate Funds have an unlimited number of shares of beneficial interest with a par value of $0.0001 authorized. The Tax Free Income Fund has an unlimited number of shares of beneficial interest with no par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C or Class Y. Transactions in shares of the Funds were as follows:

HIGH GRADE FUND

                                                          NINE MONTHS
                                                             ENDED                    YEAR ENDED                  YEAR ENDED
                                                         MAY 31, 1997               AUGUST 31, 1996             AUGUST 31, 1995
                                                       SHARES         AMOUNT       SHARES         AMOUNT       SHARES         AMOUNT
CLASS A
Shares sold.....................................      138,267   $  1,503,579      728,801   $  7,875,800       95,059   $  1,003,763
Shares issued in acquisition of Evergreen
  National Tax Free Fund........................            0              0            0              0      369,661      3,970,157
Shares issued in reinvestment of
  distributions.................................       91,672        998,917      144,023      1,571,241      109,500      1,150,986
Shares redeemed.................................    (737,802)    (8,010,676)  (1,652,697)   (17,891,048)    (967,409)   (10,152,313)
Net decrease....................................    (507,863)  $ (5,508,180)    (779,873)  $ (8,444,007)    (393,189)  $ (4,027,407)
CLASS B
Shares sold.....................................      418,834   $  4,553,869      420,508   $  4,595,803      112,511   $  1,186,133
Shares issued in acquisition of Evergreen
  National Tax Free Fund........................            0              0            0              0      243,174      2,611,688
Shares issued in reinvestment of
  distributions.................................       50,410        549,306       75,686        825,507       52,945        556,311
Shares redeemed.................................    (546,605)    (5,937,166)    (691,236)    (7,495,373)    (520,448)    (5,459,057)
Net decrease....................................     (77,361)  $   (833,991)    (195,042)  $ (2,074,063)    (111,818)  $ (1,104,925)
CLASS Y
Shares sold.....................................      296,083   $  3,229,535      387,417   $  4,224,044       85,773   $    908,493
Shares issued in acquisition of Evergreen
  National Tax Free Fund........................            0              0            0              0    2,066,792     22,197,349
Shares issued in reinvestment of
  distributions.................................       41,755        454,870       63,909        697,102       11,174        118,908
Shares redeemed.................................    (434,833)    (4,719,673)    (455,583)    (5,023,988)    (258,812)    (2,728,122)
Net increase (decrease).........................      (96,995)  $ (1,035,268)      (4,257)  $   (102,842)   1,904,927   $ 20,496,628

                                EVERGREEN KEYSTONE
                                                                         (logo)
               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SHORT-INTERMEDIATE FUND
                                                          NINE MONTHS
                                                             ENDED                    YEAR ENDED                  YEAR ENDED
                                                         MAY 31, 1997               AUGUST 31, 1996             AUGUST 31, 1995
                                                     SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
CLASS A
Shares sold.....................................      182,673   $  1,860,992    2,806,176   $ 28,333,550    1,438,502   $ 14,469,110
Shares issued in reinvestment of
  distributions.................................       17,182        174,056       24,978        253,579       16,308        164,891
Shares redeemed.................................  (2,348,922)   (23,711,903)    (750,660)    (7,689,314)    (784,474)    (7,943,982)
Net increase (decrease).........................   (2,149,067)  $(21,676,855)   2,080,494   $ 20,897,815      670,336   $  6,690,019
CLASS B
Shares sold.....................................      144,261   $  1,461,443      291,382   $  2,967,713      673,520   $  6,777,013
Shares issued in reinvestment of
  distributions.................................       11,819        119,733       16,079        163,265        7,150         72,369
Shares redeemed.................................    (224,553)    (2,272,638)    (166,441)    (1,686,967)     (85,925)      (870,798)
Net increase (decrease).........................      (68,473)  $   (691,462)     141,020   $  1,444,011      594,745   $  5,978,584
CLASS Y
Shares sold.....................................      600,756   $  6,070,957      635,204   $  6,436,731      385,625   $  3,882,603
Shares issued in reinvestment of
  distributions.................................       67,156        679,927      121,645      1,234,903      167,271      1,685,856
Shares redeemed.................................    (934,601)    (9,462,008)  (1,283,965)   (13,034,344)  (1,791,852)   (18,018,860)
Net decrease....................................    (266,689)  $ (2,711,124)    (527,116)  $ (5,362,710)  (1,238,956)  $(12,450,401)

TAX FREE INCOME FUND

                                                       SIX MONTHS ENDED               YEAR ENDED                  YEAR ENDED
                                                         MAY 31, 1997              NOVEMBER 30, 1996           NOVEMBER 30, 1995
                                                     SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
CLASS A
Shares sold.....................................       32,393   $    317,311      181,417   $  1,689,450      224,063   $  2,127,732
Share issued in acquisition of Keystone Texas
  Tax Free Fund.................................            0              0      131,228      1,269,729            0              0
Shares issued in reinvestment of
  distributions.................................    105,269      1,024,777      243,221      2,380,811      270,624      2,608,685
Shares redeemed................................. (1,038,464)   (10,140,338)  (1,600,793)   (15,690,464)  (1,843,241)   (17,659,525)
Net decrease....................................   (900,802)  $ (8,798,250)  (1,044,927)  $(10,350,474)  (1,348,554)  $(12,923,108)
CLASS B
Shares sold.....................................      136,707   $  1,324,403      332,958   $  3,194,770      647,077   $  6,139,897
Share issued in acquisition of Keystone Texas
  Tax Free Fund.................................            0              0      374,545      3,592,334            0              0
Shares issued in reinvestment of
  distributions.................................       35,437        341,830       80,112        776,860       82,512        790,394
Shares redeemed.................................    (568,355)    (5,489,766)    (773,268)    (7,498,073)    (625,195)    (5,968,412)
Net increase (decrease).........................     (396,211)  $ (3,823,533)      14,347   $     65,891      104,394   $    961,879
CLASS C
Shares sold.....................................        1,101   $     10,621      140,724   $  1,454,967      338,010   $  3,205,146
Share issued in acquisition of Keystone Texas
  Tax Free Fund.................................            0              0       26,855        257,617            0              0
Shares issued in reinvestment of
  distributions.................................       16,648        160,577       48,553        471,531       64,840        619,790
Shares redeemed.................................    (195,509)    (1,900,664)    (857,965)    (8,352,411)    (974,642)    (9,212,881)
Net decrease....................................    (177,760)  $ (1,729,466)    (641,833)  $ (6,168,296)    (571,792)  $ (5,387,945)

                                EVERGREEN KEYSTONE
                                                                         (logo)
               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the periods ended May 31, 1997:

                                                                             COST OF         PROCEEDS
                                                                            PURCHASES       FROM SALES
High Grade Fund*........................................................   $116,031,811    $122,344,118
Short-Intermediate Fund*................................................     21,730,862      46,574,525
Tax Free Income Fund**..................................................     64,224,477      78,272,042

         * For the nine months ended May 31, 1997
        ** For the six months ended May 31, 1997

On May 31, 1997, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal tax purposes was as follows:

                                                                                       GROSS           GROSS            NET
                                                                        TAX          UNREALIZED      UNREALIZED      UNREALIZED
                                                                        COST        APPRECIATION    DEPRECIATION    APPRECIATION
High Grade Fund..................................................   $ 96,387,879     $4,291,252      $  (88,538)     $4,202,714
Short-Intermediate Fund..........................................     44,806,201        438,278               0         438,278
Tax Free Income Fund.............................................    107,616,798      4,709,914        (434,799)      4,275,115

As of May 31, 1997, the Funds had capital loss carryovers for federal income tax purposes as follows:

                                                          EXPIRATION
                                                 2002         2003        2004
High Grade Fund............................   $1,265,000          --          --
Short-Intermediate Fund....................           --    $249,000    $433,000
Tax Free Income Fund.......................    2,704,000      867,00          --

4. DISTRIBUTION PLANS

Since December 11, 1996, Evergreen Keystone Distributor, Inc. (formerly, Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS") has served as principal underwriter for the Tax Free Income Fund. Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. (formerly, Keystone Investment Distributors Company) ("EKIS"), a wholly-owned subsidiary of Keystone, served as the principal underwriter for the Tax Free Income Fund. EKD also serves as the principal underwriter for the High Grade and Short-Intermediate Funds.

Each Fund has adopted Distribution Plans for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the fund to reimburse its principal underwriter for costs related to selling shares of the fund and for various other services. These costs, which consist primarily of commissions and services fees to broker-dealers who sell shares of the fund, are paid by shareholders through expenses called "Distribution Plan expenses." Each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net asset of the class. The expenses are currently limited to 0.25% annually of the average daily net assets of the Class A shares of the High Grade and Tax Free Income Funds and limited to 0.10% annually of the average daily net assets of the Class A shares of the Short-Intermediate Fund. Class B and Class C also presently pay distribution fees equal to 0.75% of the average daily net assets of the Class. Distribution Plan expenses are calculated daily and paid monthly.

With respect to Class B and Class C shares of the Tax Free Income Fund, the principal underwriter may pay 12b-1 fees greater than the allowable annual amounts the Fund is permitted to pay. The Fund may reimburse the principal underwriter for such excess amounts in later years with annual interest at the prime rate plus 1.00%.

During the period ended May 31, 1997, amounts paid to EKD and/or EKIS pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                                 CLASS A    CLASS B     CLASS C
High Grade Fund...............................   $92,644    $240,510        N/A
Short-Intermediate Fund.......................    19,181      52,576        N/A
Tax Free Income Fund..........................    90,496     154,261    $62,367

Each of the Distribution Plans for the Tax Free Income Fund may be terminated at any time by a vote of the Independent Trustees or by a vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to EKIS and/or EKD may continue as compensation for services which had been earned while the Distribution Plan was in effect.

                                EVERGREEN KEYSTONE
                                                                         (logo)
               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.

EKD and/or its predecessor has advised the Funds that it has retained front-end sales charges resulting from the sales of Class A shares for the High Grade, Short-Intermediate and Tax Free Income Funds during the period ended May 31, 1997 of $6,389, $3,820 and $9,477, respectively.

Contingent deferred sales charges paid by redeeming shareholders are paid to EKD or its predecessor.

5. INVESTMENT MANAGEMENT AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

First Union National Bank of North Carolina ("FUNB"), a wholly-owned subsidiary of First Union Corporation ("First Union"), serves as the investment adviser to the High Grade Fund and is paid a fee computed daily and paid monthly at an annual rate of 0.50% of the Fund's average daily net assets. EKIS, a subsidiary of First Union, is the administrator. Prior to March 11, 1997, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, was the administrator. Furman Selz LLC ("Furman Selz") was the sub-administrator through December 31, 1996. Effective January 1, 1997, BISYS acquired Furman
Selz' mutual fund unit and accordingly BISYS became sub-administrator. The administrator and sub-administrator for the Fund are entitled to an annual fee based on the average daily net assets of all funds administered by EKIS for which First Union or its investment advisory subsidiaries is also the investment adviser. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of the funds. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and decline to
 .004% as net assets increase, to the average daily net asset value of the funds.

Evergreen Asset is the investment adviser for the Short-Intermediate Fund and is paid a management fee that is computed daily and paid monthly at an annual rate of 0.50% on the average daily net assets. Out of its fee, Evergreen Asset in turn pays EKIS for its services as administrator, BISYS for its services as sub-administrator and Lieber & Company, an affiliate of First Union, for its services as sub-adviser.

Keystone Investment Management Company ("Keystone"), a subsidiary of First Union, is the investment adviser for the Tax Free Income Fund. In return for providing investment management and administrative services to the Tax Free Income Fund, the Fund pays Keystone a management fee that is calculated daily and paid monthly. The management fee is computed at an annual rate of 2.00% of Tax Free Income Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.50% and declining to 0.25% per annum as net assets increase, to the average daily net asset value of the Fund. Effective, January 1, 1997, BISYS became the sub-administrator to the Fund and is paid by Keystone.

During the period ended May 31, 1997, the investment adviser for the High Grade and Short-Intermediate Funds waived its management fees in the amounts of $64,199 and $60,003, respectively.

During the period ended May 31, 1997, High Grade Fund and Tax Free Income Fund paid or accrued $27,577 and $17,396 to EKIS, respectively, for certain accounting services.

Evergreen Keystone Service Company ("EKSC") (formerly, Keystone Investor Resource Center, Inc.), a wholly-owned subsidiary of Keystone, serves as the transfer and dividend disbursing agent for the Funds. Prior to May 5, 1997, State Street Bank and Trust Company ("State Street") served as the transfer and dividend disbursing agent for the High Grade and Short-Intermediate Funds. For certain accounts for the High Grade and Short-Intermediate Funds, First Union had been sub-contracted by State Street to maintain shareholder sub-account records, take fund purchase and redemption orders and answer inquiries. For each account, First Union is entitled a fee which in aggregate totaled $866 and $288 for the High Grade and Short-Intermediate Funds for the period ended May 31, 1997.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds. As sub-administrator, BISYS compensates the officers of the Funds.

At May 31, 1997, FUNB owned, directly or beneficially, 22.0% of the outstanding shares of Short-Intermediate Fund.

                                EVERGREEN KEYSTONE
                                                                         (logo)
               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. EXPENSE OFFSET ARRANGEMENT
The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

7. ACQUISITIONS

On July 7, 1995 the High Grade Fund acquired the net assets of Evergreen National Tax Free Fund ("National Fund") and on April 30, 1996 the Tax Free Income Fund acquired the net assets of Keystone Texas Tax Free Fund ("Texas Fund") in exchange for Class A, B and C or Y shares. Both acquisitions were accomplished by a tax-free exchange of the respective shares of each respective Fund. The value of assets acquired, number of shares issued, unrealized appreciation acquired and aggregate net assets of each Fund immediately after the acquisition are as follows:

     ACQUIRING             ACQUIRED         VALUE OF NET         NUMBER OF        UNREALIZED         NET ASSETS
        FUND                 FUND          ASSETS ACQUIRED     SHARES ISSUED     APPRECIATION     AFTER ACQUISITION
High Grade Fund          National Fund       $28,779,195         2,679,627         $528,003         $ 128,792,690
Tax Free Income Fund     Texas Fund            5,119,680           532,628           81,550           140,303,798

8. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the High Grade and Short-Intermediate Funds may defer any or all compensation related to their performance of duties as a Trustee. Each Trustee's deferred balances are allocated to deferral accounts which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Keystone Funds. Any gains earned or losses incurred in the deferral accounts are reported in each Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of May 31, 1997, the value of the Trustees deferral account was $3,717 for the High Grade Fund and $4,985 for the Short-Intermediate Fund.

9. FINANCING AGREEMENT

On October 31, 1996, a financing agreement between all of the Evergreen Funds and State Street, Societe Generale and ABN Amro Bank N.V. (collectively, the "Banks") became effective. Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly between the Banks. Borrowings under this facility bear interest at 0.75% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. State Street acts as agent for the Banks, and as agent is entitled to a fee of $15,000 which is allocated to all of the Evergreen Funds. During the period ended May 31, 1997, the High Grade and Short-Intermediate Funds had no borrowings under this agreement.

                                EVERGREEN KEYSTONE
                                                                         (logo)
                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
  Evergreen High Grade Tax Free Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Evergreen High Grade Tax Free Fund (the "Fund"), one of the Evergreen Investment Trust Portfolios, at May 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the period September 1, 1996 through May 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures, provides a reasonable basis for the opinion expressed above. The financial statements of the Fund for the year ended, and indicated periods prior to, August 31, 1996 were audited by other independent accountants whose report dated October 16, 1996 expressed an unqualified opinion.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
July 8, 1997

                                EVERGREEN KEYSTONE
(logo)
                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
  Evergreen Short-Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Evergreen Short-Intermediate Fund (the "Fund"), one of the Evergreen Municipal Trust Portfolios, at May 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
July 8, 1997

                                EVERGREEN KEYSTONE
                                                                         (logo)
                          INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
  Keystone Tax Free Income Fund

We have audited the accompanying statement of assets and liabilities of Keystone Tax Free Income Fund, including the schedule of investments, as of May 31, 1997, and the related statements of operations for the six months ended May 31, 1997 and the year ended November 30, 1996, the statements of changes in net assets for the six months ended May 31, 1997 and for each of the years in the two-year period ended November 30, 1996, and the financial highlights for the six months ended May 31, 1997, each of the years in the nine-year period ended November 30, 1996 and the period from February 13, 1987 (Commencement of Operations) to November 30, 1987 for Class A Shares and for the six months ended May 31, 1997, each of the years in the three-year period ended November 30, 1996 and the period from February 1, 1993 (Date of Initial Public Offering) to November 30, 1993, for Class B and Class C Shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Tax Free Income Fund as of May 31, 1997, the results of its operations for the six months ended May 31, 1997 and the year ended November 30, 1996, the changes in its net assets and the financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.

Boston, Massachusetts              KPMG Peat Marwick LLP
June 27, 1997

                                EVERGREEN KEYSTONE
(logo)
                       ADDITIONAL INFORMATION (Unaudited)

Shareholders of the Keystone Tax Free Income Fund considered and acted upon the proposals listed below at a special meeting of shareholders held Monday, December 9, 1996. In addition, below each proposal are the results of that vote.

1. To elect the following Trustees:

                                              AFFIRMATIVE    WITHHELD
Frederick Amling...........................    9,815,069      199,547
Laurence B. Ashkin.........................    9,812,403      202,213
Charles A. Austin III......................    9,813,238      207,378
Foster Bam.................................    9,812,719      201,897
George S. Bissell..........................    9,815,312      199,304
Edwin D. Campbell..........................    9,812,195      202,421
Charles F. Chapin..........................    9,814,500      200,116
K. Dun Gifford.............................    9,813,609      201,007
James S. Howell............................    9,811,512      203,104
Leroy Keith, Jr............................    9,813,609      201,007
F. Ray Keyser..............................    9,810,159      204,457
Gerald M. McDonnell........................    9,811,512      203,104
Thomas L. McVerry..........................    9,811,512      203,104
William Walt Pettit........................    9,810,932      203,684
David M. Richardson........................    9,813,609      201,007
Russell A. Salton, III M.D.................    9,811,487      203,129
Michael S. Scofield........................    9,813,283      201,333
Richard J. Shima...........................    9,808,652      205,964
Andrew J. Simons...........................    9,813,040      201,576

2. To approve an Investment Advisory and Management Agreement between Keystone Tax Free Income Fund and Keystone Investment Management Company:

   Affirmative.............................    9,365,556
   Against.................................      146,890
   Abstain.................................      502,170

                FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)
   Of the dividends distributed by High Grade, Short-Intermediate and Tax Free Income Funds for the period ended May 31, 1997, 99.01%, 99.98% and 99.29%, respectively, is exempt from federal income tax other than alternative minimum tax.

                                    EVERGREEN

                                    NATIONAL

                                 MUNICIPAL BOND

                                      FUNDS


NOVEMBER 30, 1997
SEMIANNUAL REPORT


(EVERGREEN LOGO APPEARS HERE)

                               Table of Contents



Letter to Shareholders ....................   1
Evergreen High Grade Tax Free Fund
   Fund at a Glance .........................   2
   Portfolio Manager Interview ..............   3
Evergreen Short-Intermediate
Municipal Fund
   Fund at a Glance .........................   5
   Portfolio Manager Interview ..............   6
Evergreen Tax Free Income Fund
   Fund at a Glance .........................   8
   Portfolio Manager Interview ..............   9
Financial Highlights
   Evergreen High Grade Tax Free Fund .......  11
   Evergreen Short-Intermediate Municipal
      Fund ..................................  14
   Evergreen Tax Free Income Fund ...........  16

Schedule of Investments
   Evergreen High Grade Tax Free Fund .......  18
   Evergreen Short-Intermediate Municipal
      Fund ..................................  21
   Evergreen Tax Free Income Fund ...........  25
Statements of Assets and Liabilities ........  29
Statements of Operations ....................  30
Statements of Changes in Net Assets -
   Six months ended November 30, 1997 .......  31
Statements of Changes in Net Assets -
   Prior Periods ............................  32
Combined Notes to Financial
Statements ..................................  33


--------------------------------------------------------------------------------
                                Evergreen Funds

Evergreen Funds is one of the nation's fastest growing investment companies with more than $40 billion in assets under management.

With 65 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broader range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.


MUTUAL FUNDS:   ARE NOT FDIC INSURED   May lose value o Are not bank guaranteed

                        Evergreen Funds Distributor, Inc.

                             Letter to Shareholders
                             ----------------------
                                 February 1998




                                Dear Shareholders:
 (PHOTO OF
 WILLIAM M. ENNIS)              The past six months have been an excellent
                                period for most investors in municipal bond
 WILLIAM M. ENNIS               funds, and the shareholders of the Evergreen
Managing Director               National Municipal Bond Funds have been able to
                                enjoy the benefits.

                                The bond market enjoyed an
extremely favorable environment, as moderate economic growth and an apparent absence of any serious inflation resulted in a period in which interest rates steadily declined. In fact, the 30-year Treasury Bond's yield fell nine-tenths of one percent, or 90 basis points, to finish the six month fiscal period on November 30, 1997 near the 6.00% level. While the yield, or income, of bond funds tended to go down, the prices of bonds tended to increase, giving investors strong positive real returns, even after allowing for inflation. The municipal bond market, which usually follows the same trends as the Treasury market, had strong performance, although not as impressive as the Treasury market. The result was that AAA-rated municipal bonds, at the end of the six month period, were paying investors as much as 85% of the yield of Treasury bonds. We believe that makes municipal bonds a very attractive investment.

Municipal bond funds are designed to provide investors with tax-exempt income and greater potential protection of principal than an equity fund. Of course, they cannot be expected to provide the growth opportunities of an equity fund, which invests primarily in stocks. Municipal bond funds are successful when they produce steady income and relative stability of prices as they have during the past year.

Advantages of Diversification

At Evergreen Funds, we believe bond funds have a place in virtually every investor's portfolio, both because of their income and because they help diversify and reduce the risk of the total portfolio of investments. Municipal bond funds make sense for those investors attempting to limit their federal income taxes. During any short-term period, an undiversified portfolio of stock funds may give the appearance of a performance advantage over a diversified mix of stock, bond and international funds. Over the long term, however, proper diversification can help smooth out the bumps in the market and provide greater consistency.

The right measure of diversification is different for each investor. This is why we encourage investors to consult with their financial advisors, who can help determine the right mix of investments for each person, given his or her objectives and risk tolerances.

Upcoming Developments

In the next few weeks and months, shareholders of Evergreen and Keystone funds will begin to notice some changes. The Evergreen Keystone Funds have become the Evergreen Funds. On October 31, 1997, Keystone America Funds adopted the name of Evergreen and in early 1998 the original Keystone Funds will also take the Evergreen name.

We believe that by putting all the funds under the umbrella name of Evergreen Funds we will be creating a simpler and more cohesive image. Importantly, we expect to create substantial cost savings for shareholders as a result of consolidating prospectuses, annual reports, legal registrations and other materials. It also will be easier to find all the funds of the Evergreen Family, to which you have exchange privileges, under one heading in newspapers and electronic services.

What will not change will be our commitment to provide you with the finest investment products and shareholder services possible.

If you have any questions about these changes or other issues affecting your investments, we encourage you to consult your financial advisor or call Evergreen Funds at 1-800-343-2898.

Sincerely,

/s/ William M. Ennis
--------------------
William M. Ennis
Managing Director

                                   EVERGREEN
                            High Grade Tax Free Fund

                    Fund at a Glance as of November 30, 1997

We have a long-term strategy of trying to find the best value in the marketplace, and not trying to guess short-term swings in interest rates.

Portfolio
Management
----------

[PHOTO OF JAMES T. COLBY III
APPEARS HERE]

James T. Colby III
Vice President
Evergreen Asset
Management Corp. and
Capital Management Group
Tenure: July 1995

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS


                                 Class A     Class B     Class Y
Inception Date               2/21/92      1/11/93     2/28/94

Average Annual Returns*

6 months with sales charge     0.19%        -0.21%       5.31%

6 months w/o sales charge      5.18%         4.79%       5.31%

One year with sales charge     0.48%        -0.30%       5.74%

One year w/o sales charge      5.49%         4.70%       5.74%

3 years                        8.82%         8.94%      10.88%

5 years                        5.78%            -           -

Since Inception                6.39%         5.62%       5.86%

Cumulative Total Return
  since inception             43.06%        30.61%      23.89%

Maximum Sales Charge           4.75%         5.00%       n/a
                              Front End      CDSC

SEC Yield                      4.09%         3.54%       4.54%

6 month dividends per share  $ 0.24       $ 0.20      $ 0.25


*Adjusted for maximum applicable sales charge.
--------------------------------------------------------------------------------
                                LONG TERM GROWTH

[GRAPH APPEARS BELOW WITH THE FOLLOWING PLOT POINTS:]


                      Consumer          Lehman
          Class A       Price      Brothers Insured
          Shares     Index (CPI    Bond Index (LBIB)
          ------     ----------    -----------------
2/92     $ 9,520      $10,000          $10,000
11/93     11,540       10,560           12,050
11/95     12,990       11,120           13,590
11/97     14,310       11,680           15,240

Comparisons of a $10,000 investment in Evergreen High Grade Tax Free Fund, Class A shares, versus a similar investment in the Lehman Brothers Insured Bond Index and the Consumer Price Index.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholder investing in the different classes. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Lehman Brothers Insured
Bond Index is an unmanaged, market index. The index does not include transaction costs associated with buying and selling securities, nor any management fees. The Consumer Price Index, a measure of inflation, is through November 30, 1997.
--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE
                      Morningstar's Style Box is based on a portfolio date as of 12/31/97.
[GRAPHIC OMITTED]

                      The Fixed Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

                      Source: 1997 Morningstar, Inc.

                                   EVERGREEN
                            High Grade Tax Free Fund

                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     How did the Fund perform during the
     six-month period?


     The Fund performed well. For the six months that ended on November 30, 1997, the Fund's Class Y Shares had a total return of 5.31%, while Class A Shares had a total return of 5.18% and Class B Shares had a return of 4.79%. These returns are before deduction of any sales charge, if applicable.

--------------------------------------------------------------------------------
     What was the investment environment
     like?

     It was a very favorable environment. The fixed income markets, including the municipal bond market, rallied as interest rates declined. To measure that environment, you only have to look at the long-term Treasury Bond. At the beginning of the fiscal period, its yield was in the 6.90% to 6.95% range. Shortly after November 30, it was touching the 6.00% level. In general, long-term municipal bonds improved in price as yields declined. It was a somewhat bumpy ride, however, as periods of uncertainty caused interest rates to spike up for short periods. The economic background continued to be favorable, with a strong economy and no real evidence that the prices of goods and services would cause inflation to increase.

     Municipal bonds, however, did not perform as well as Treasuries and other taxable bonds. We saw a great deal of new issuance of municipal bonds, particularly in September, as municipalities took advantage of the lower interest rates. In September, $30 billion in new municipal bond debt was issued. It is a measure of the health of the municipal bond industry that the marketplace was able to consume that new supply. However, this added supply - without any significant increase in demand - did limit the price appreciation of municipal bonds relative to the Treasury market.

     We believe it is a very good time to buy and own municipal bonds, partly as a consequence of this recent underperformance relative to Treasuries. We believe municipal bonds are attractive both on an absolute basis because of their value and on a relative basis because of their after-tax yield advantage over taxable bonds. At the close of the six month fiscal period, high-grade municipal bonds were trading with yields of about 84% to 85% of Treasury Bonds. Historically, it has been a "buy signal" when municipal bonds were trading at that level.

     --------------------------------------------------------------------
                             PORTFOLIO COMPOSITION

[PIE CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION:]

(as a percentage of net assets)

Industrial Development        13%
Water and Sewer               13%
Other                         12%
Hospitals                     11%
Port Authorities              11%
General Obligations-Local     10%
Utilities                     10%
Transportation                 9%
Airports                       6%
Housing                        5%

--------------------------------------------------------------------------------
     What strategies did you follow during
     the period?


     We have a long-term strategy of trying to find the best value in the marketplace, and not trying to guess short-term swings in interest rates. Our approach is to pay attention to economic fundamentals and supply fundamentals.


     During the period, we did take note of declining interest rates to increase the effective maturity and duration slightly. Average effective maturity of bonds in the portfolio increased from 12.3 years to 13.3 years, while the duration increased from 8.2 years to 8.4 years. When we purchased bonds, as we did in September, we extended maturity and duration somewhat, as bonds of longer maturity tend to perform better during periods of declining rates.

                                   EVERGREEN
                            High Grade Tax Free Fund

                          Portfolio Manager Interview

     This Fund, by definition, focuses on insured municipal bonds, or bonds that are insured as to timely payment of principal and interest.1 At the close of the period, 94% of the Fund's assets were insured. The average credit quality was AAA.

     --------------------------------------------------------------------
                               PORTFOLIO QUALITY

[PIE CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION:]

     (as a percentage of net assets)

          AAA       85%
          AA         7%
          A          7%
          NR         1%


--------------------------------------------------------------------------------
     Were there any external factors that influenced performance during the six months?


     Two factors stand out.


     First, as interest rates declined, some of the higher coupon bonds that we held were refunded. Municipalities took advantage of the lower rates to refinance their debt. When bonds are refunded, they typically increase in price significantly. The Fund was the beneficiary, as its return was enhanced.


     The second factor was not as positive. During recent years, insured bonds have become the "generic bond" of the municipal marketplace because of their great liquidity due to their AAA credit quality. They can be bought and sold very easily, and a high percentage of new issuance is insured. Because of these features, insured municipal bonds did not have the price appreciation of other bonds, particularly lower credit 1The Fund itself is not insured, nor is the value of its shares guaranteed.

     quality, high yield municipal bonds. High yield bonds benefited because their issuance was less and demand was substantially higher as more investors were willing to stretch for yield in an environment of lower rates. Thus, there was greater performance in lower quality, higher yielding bonds.

                                   Portfolio
                                Characteristics
                                ---------------


       Total Net Assets                                     $103,404,112

       Average Credit Quality                                        AAA

       Average Maturity                                       13.3 years

       Average Duration                                        8.4 years


--------------------------------------------------------------------------------
     What is your outlook?


     The economic trends point toward lower interest rates, which would be very good for municipal bonds and the Fund.

     At the same time, I would point out that municipal bonds - while they are unique to the United States -are still part of our global economic system. Like Treasury Bonds, municipal bonds can be affected by external events; from currency problems, volatility in the Asian markets to a crisis in the Middle East.

     Should nothing happen externally, I think there is a good opportunity for the interest rates of the 30-year Treasury Bond to decline to the 5.5% to 5.75% range. The economy is healthy, the federal Treasury may even show a surplus, and there is still no serious evidence of inflationary pressure.

     Given this outlook, I expect we will continue to maintain our relative position with respect to maturity and duration. If interest rates were to go lower, the Fund has the potential to benefit from refundings, which can add incremental returns.

     Municipal bonds, on a value basis, are extremely attractive. This is a good time to be a municipal bond investor or buyer.

                                   EVERGREEN
                       Short-Intermediate Municipal Fund

                    Fund at a Glance as of November 30, 1997

Positively, we would say that the dramatic downward move in interest rates helped performance.


Portfolio
Management
-----------------

[PHOTO OF RICHARD K. MARRONE
APPEARS HERE]

Richard K. Marrone
Vice President and
Senior Fixed Income
Portfolio Manager
Capital Management Group
Tenure: December 1, 1997


[PHOTO OF STEVEN SHACHAT
APPEARS HERE]

Steven Shachat
Vice President
Evergreen Asset Management Corp.
Tenure:
July 1991 - November 1997

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS

                                    Class A     Class B       Class Y
Inception Date                  1/5/95       1/5/95        7/17/91

Average Annual Returns*

6 months with sales charge       -0.57%       -2.69%         2.82  %

6 months w/o sales charge         2.77%        2.31%         2.82  %

One year with sales charge        0.30%       -2.04%         3.98  %

One year w/o sales charge         3.67%        2.95%         3.98  %

3 years                              -            -          5.00  %

5 years                              -            -          4.22  %

Since Inception                   3.76%        3.09%         4.95  %

Cumulative Total Return since
  inception                      11.34%        9.25%         33.91%**

Maximum Sales Charge              3.25%        5.00%         n/a
                                Front End      CDSC

SEC Yield                         3.36%        2.57%         3.57  %

6 month dividends per share     $ 0.20       $ 0.15        $ 0.20


 *Adjusted for maximum applicable sales charge.
**Since inception return for Class Y shares reflects total return from 11/18/91 when the Fund changed to a fluctuating net asset value fund.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH

[GRAPH APPEARS BELOW WITH THE FOLLOWING PLOT POINTS:]


                      Consumer     Lehman Brothers
          Class A       Price      3 Year Municipal
          Shares     Index (CPI    Bond Index (LB3YMBI)
          ------     ----------    --------------------
1/95     $ 9,670      $10,000          $10,000
11/95     10,340       10,260           10,840
11/96     10,750       10,590           11,360
11/97     11,130       10,770           11,910

Comparisons of a $10,000 investment in Evergreen Short-Intermediate Municipal Fund, Class A shares, versus a similar investment in the Lehman Brothers 3 Year Municipal Bond Index and the Consumer Price Index.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholder investing in the different classes. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Lehman Brothers 3 Year
Municipal Bond Index is an unmanaged, market index. The index does not include transaction costs associated with buying and selling securities, nor any management fees. The Consumer Price Index, a measure of inflation, is through November 30, 1997.

--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE
[GRAPHIC OMITTED]

                      Morningstar's Style Box is based on a portfolio date as of 12/31/97.

                      The Fixed Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

                      Source: 1997 Morningstar, Inc.

                                   EVERGREEN
                       Short-Intermediate Municipal Fund

                          Portfolio Manager Interview


     Effective December 1, 1997, Richard K. Marrone is the portfolio manager for the Fund. Since joining First Union in 1993, Mr. Marrone has been a Vice President and Senior Fixed Income Portfolio Manager, with over 15 years of investment and market experience.



--------------------------------------------------------------------------------
     How did the Fund perform during the
     six months?


     We have managed the Fund to give investors a higher return than a money fund, and still maintain relative stability in net asset value. The Fund did its job.


     For the six months that ended on November 30, 1997, the Fund's Class Y Shares had a total return of 2.82%. During the same period, the Fund's Class A Shares had a return of 2.77%, and the Class B Shares had a return of 2.31%. These returns are before deduction of any applicable sales charges.



--------------------------------------------------------------------------------
     How would you describe the investment environment during the six-month period?


     It was a very attractive time for the municipal bond market. Inflation remained in check, the interest rate environment was very supportive, with rates declining, even though there were a few periodic blips when the market was concerned about the possibility of inflation increasing. Supply and demand of municipal bonds remained in relative balance, so it was an attractive time to be invested in the market.

     --------------------------------------------------------------------
                             PORTFOLIO COMPOSITION

     (as a percentage of net assets)

[PIE CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION:]

General Obligations-State     23%
General Obligations-Local     22%
Escrow                        17%
Utilities                     10%
Other                          7%
Industrial Development         5%
Transportation                 5%
Hospitals                      4%
Sales Tax                      4%
Education                      3%



--------------------------------------------------------------------------------
     What were your principal strategies
     during the period?


     We continued to maintain a laddered portfolio of securities by maturities. By that, we mean we sought to maintain as stable a price as possible by structuring a portfolio of maturities throughout the range in which the Fund invests, up to 7 years. At the same time, we tried to take advantage of the declining interest rate environment to increase our holdings in the longer end of the maturity curve and to sell off some at the shorter end. The Fund therefore had a somewhat higher weighting in the four-to-six year range, versus the two-to-three year range. Overall, we wanted to maintain a laddered structure because we have found that over the life of the Fund this structure has worked well.


     In terms of bond quality, we did take advantage of the higher yields in lower-rated investment grade bonds to diversify somewhat from just AAA- and AA-rated bonds, although the average credit quality remained at AA. We believe this diversification to some bonds rated BBB+ helped performance.

                                   EVERGREEN
                       Short-Intermediate Municipal Fund

                          Portfolio Manager Interview

     In terms of sectors, we stayed away from housing bonds and student loan bonds, primarily because they did not offer significant opportunities for capital appreciation. At the same time, we did emphasize bonds from the healthcare sector. The consolidation among public health institutions has given stability to the credit ratings of these bonds.

     --------------------------------------------------------------------
                               PORTFOLIO QUALITY

     (as a percentage of net assets)

[PIE CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION:]

               AAA       68%
               AA        21%
               A          6%
               BBB        3%
               NR         2%


--------------------------------------------------------------------------------
     What factors affected performance?


     Positively, we would say that the dramatic downward move in interest rates helped performance. During the six months, we took a conservative approach in the maturity structure. Although we did overweight bonds with maturities of four to six years, we didn't take too much risk. At the same time, we balanced the shorter maturities by investing in some lower-rated investment grade bonds. We helped reduce the risk of these bonds because of the shorter life of the securities.


     While we were conservative, we believe the approach was consistent with the purpose of the Fund, to provide federally-tax-exempt income with minimal fluctuations in share price.

--------------------------------------------------------------------------------
     What is your outlook?


     We anticipate interest rates to remain relatively stable over the coming months, with the possibility of a slight decline. Within this environment, we will focus on structuring the portfolio to emphasize higher coupon income and increase the Fund's yield.


     In repositioning the portfolio to focus on yield, we will look for opportunities in two particular areas: healthcare and callable bonds. Bonds from the healthcare sector are not new to the portfolio, and will continue to be utilized to enhance returns. Because issuers of callable bonds need to compensate investors for their inherent features, this type of bond traditionally offers higher coupon income and yield. Going forward, we will look for opportunities to add callable bonds to the portfolio in order to increase the yield. As new securities are added to the portfolio, our municipal credit research group will continue to evaluate and monitor holdings to ensure our high credit standards.

                                   Portfolio
                                Characteristics
                                ---------------


       Total Net Assets                                           $205,171,275

       Average Credit Quality                                               AA

       Average Maturity                                              6.2 years

                                   EVERGREEN
                              Tax Free Income Fund

                    Fund at a Glance as of November 30, 1997

We continued to emphasize quality, by investing in higher-rated general obligation bonds and doubling the Fund's investment in water and sewer bonds to 9%.

Portfolio
Management
----------------

[PHOTO OF BETSY A HUTCHINGS
APPEARS HERE]

Betsy A. Hutchings
Senior Vice President,
Head of Municipal Bond Group
Keystone Investment
Management Company
Tenure: April 1997

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS


                                   Class A     Class B     Class C
Inception Date                 2/13/87       2/1/93       2/1/93

Average Annual Returns*

6 months with sales charge      -0.25%        -0.75%        3.35%

6 months w/o sales charge        4.72%         4.25%        4.35%

One year with sales charge       1.09%         0.26%        4.37%

One year w/o sales charge        6.13%         5.26%        5.37%

3 years                          7.61%         7.65%        8.54%

5 years                          4.67%            -            -

10 years                         6.81%            -            -

Since Inception                  6.40%         4.34%        4.69%

Cumulative Total Return since
  inception                     93.59%        22.77%       24.82%

Maximum Sales Charge             4.75%         5.00%        1.00%
                                Front End      CDSC        CDSC

SEC Yield                        4.46%         3.92%        3.92%

6 month dividends per share    $ 0.23       $ 0.19       $ 0.19


*Adjusted for maximum applicable sales charge.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH

[GRAPH APPEARS BELOW WITH THE FOLLOWING PLOT POINTS:]


                      Consumer       Lehman Brothers
          Class A       Price          Municipal
          Shares     Index (CPI    Bond Index (LMBI)
          ------     ----------    --------------------
11/87    $ 9,520      $10,000          $10,000
11/89     11,580       10,910           12,280
11/91     13,400       11,940           14,580
11/93     16,030       12,630           17,820
11/95     17,540       13,300           20,080
11/97     19,360       13,970           22,520


Comparisons of a $10,000 investment in Evergreen Tax Free Income Fund, Class A shares, versus a similar investment in the Lehman Brothers Municipal Bond Index and the Consumer Price Index.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholder investing in the different classes. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Lehman Brothers Municipal Bond Index is an unmanaged, market index. The index does not include transaction costs associated with buying and selling securities, nor any management fees. The Consumer Price Index, a measure of inflation, is through November 30, 1997.


--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE
                      Morningstar's Style Box is based on a portfolio date as
                     of 12/31/97.
[GRAPHIC OMITTED]
                      The Fixed Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio. Source: 1997 Morningstar, Inc.

                                   EVERGREEN
                              Tax Free Income Fund

                          Portfolio Manager Interview


     We are pleased to report that shareholders of the Evergreen Tax Free Income Fund and the Keystone Tax Free Fund approved a proposal to reorganize these funds into a new fund, the Evergreen Tax Free Fund. The new fund's investment objective is substantially the same as that of the former funds. The reorganization of these funds will take place on January 23, 1998.



--------------------------------------------------------------------------------
     What was the environment like for
     municipal bonds over the last six months?


     The market was favorable. Interest rates declined, as the economy grew at a moderate pace and inflation remained low. In the tax-exempt market, the economy's strength generated high tax receipts, which strengthened municipal balance sheets and reduced the need to issue bonds. While investors continue to monitor signs of excessive economic strength in anticipation of future inflation, the fact that the economy has enjoyed such a lengthy expansion with minimal price pressures has created a very positive atmosphere in the fixed income market.


     Toward the end of the period, municipal bonds became very "cheap" to U.S. Treasuries. Heavier supply and lackluster demand put downward pressure on tax-exempt bond prices, and a flight to quality - stemming from the Asian currency crisis - drove U.S. Treasury prices higher. At that point, municipals provided very attractive relative value on an historical basis. Typically offering approximately 84% of the yield of U.S. Treasuries, the yields of AAA-rated municipal bonds climbed to as much as 88% of that of comparable U.S. Treasuries.

--------------------------------------------------------------------------------
     How was the Fund's performance, during
     this time?


     We were satisfied with the Fund's performance. We attribute its attractive solid return to the successful implementation of our investment strategy, as well as the positive conditions that prevailed in the municipal bond market.

     --------------------------------------------------------------------
                               PORTFOLIO QUALITY

     (as a percentage of net assets)

[PIE CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION:]

               AAA       70%
               AA         9%
               A          7%
               BBB       10%
               NR         4%



--------------------------------------------------------------------------------
     What strategies did you use in managing
     the Fund?


     We continued to manage the Fund with an emphasis on quality and income. We invested in AAA-rated and AA-rated general obligation bonds, increased portfolio holdings in water and sewer bonds and took advantage of supply/demand imbalances, which affected the relative value of certain issues. We also adjusted the Fund's duration. Duration is a mathematical formula that measures the portfolio's sensitivity to changes in interest rates. The longer a Fund's duration, the more sensitive it is to changes in interest rates.


     We continued to emphasize quality, by investing in higher-rated general obligation bonds and doubling the Fund's investment in water and sewer bonds to 8%. We believed the higher-rated bonds offered the most attractive relative value, since during the period the yields of lower-rated bonds were only marginally higher than those of their higher-rated counterparts.

                                   EVERGREEN
                              Tax Free Income Fund

                          Portfolio Manager Interview

     --------------------------------------------------------------------
                             PORTFOLIO COMPOSITION

     (as a percentage of net ssets)

[PIE CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION:]

Hospitals                     15%
Transportation                15%
General Obligations           12%
Industrial Development        10%
Education                     10%
Water/Sewer                    9%
Electric/Power                 8%
Housing                        8%
Other                          7%
Pre-Refunded                   6%


     Water and sewer bonds enhanced the Fund's quality, because of their stable revenue streams and liquidity. These bonds are known as "essential purpose" revenue bonds, in reflection of the necessity of the service they help provide. Water and sewer bonds are self-funding; because of this, their revenue streams tend to be more stable than many other kinds of bonds. These qualities typically enhance investor demand and increase liquidity.


     We scaled back on the Fund's New York holdings, a position we had increased when heavy supply had driven their prices lower and yields higher than alternative investments.


     We also made several adjustments to the Fund's duration. We lengthened duration when we anticipated a decline in interest rates and higher bond prices and shortened it when we believed interest rates would rise and bond prices would fall. Duration adjustments are made to correspond to larger interest rate trends, rather than the short-term fluctuations that often occur. We believe these changes to the Fund's duration coordinated well with the longer-term interest rate trends during the period particularly enhancing total return towards the end of the reporting period. Some of these gains were offset, however, by a short-term swing in interest rates.

                                   Portfolio
                                Characteristics
                                ---------------


       Total Net Assets                                           $101,574,339

       Average Credit Quality                                              AA+

       Average Maturity                                               17 years

       Average Duration                                              8.5 years


--------------------------------------------------------------------------------
     What is your outlook for municipal bonds for the next six months?


     We have a positive outlook. Near term, we expect municipals to benefit from favorable seasonal patterns, as we head into the end of the calendar year and demand strengthens as investors begin thinking about reducing taxes. Longer term, we think the economy will remain healthy and inflation will stay low. This combination should continue to strengthen the financial conditions of many municipalities and provide a favorable backdrop for fixed income investing.

                                   EVERGREEN
                            High Grade Tax Free Fund

                              Financial Highlights

                (For a share outstanding throughout each period)



                                Six Months Ended
                               November 30, 1997   Nine Months Ended      Year Ended
                                  (Unaudited)       May 31, 1997 (a)   August 31, 1996
 CLASS A SHARES

Net asset value beginning
 of period                       $     10.89         $     10.72         $   10.69
                                 ===========         ===========         =========

Income from investment
 operations

Net investment income                   0.24                0.37              0.52

Net realized and unrealized
 gain (loss) on investments             0.32                0.17              0.03
                                 -----------         -----------         ---------

Total from investment
 operations                             0.56                0.54              0.55
                                 -----------         -----------         ---------

Less distributions from

Net investment income               (   0.24)           (   0.37)          (  0.52)

Net realized gains on
 investments                               0                   0                 0
                                 -----------         -----------         ----------

Total distributions                 (   0.24)           (   0.37)          (  0.52)
                                 -----------         -----------         ----------

Net asset value end of
 period                          $     11.21         $     10.89         $   10.72
                                 ===========         ===========         ==========

Total Return (c)                        5.18%               5.13%             5.21%

Ratios/Supplemental Data
Ratios to average net
 assets
 Total expenses                         1.10%(b)            1.03%(b)           0.89%

 Total expenses excluding
  indirectly paid expenses              1.10%(b)            1.03%(b)              -

 Total expenses excluding
  waivers and
  reimbursements                        1.10%(b)            1.11%(b)           1.09%

 Net investment income                  4.35%(b)            4.60%(b)           4.78%

Portfolio turnover rate                   50%                114%                65%

Net assets end of period
             (thousands)         $    45,999         $    45,814         $   50,569




                                                                               February 21, 1992
                                                                                 (Commencement
                                  Eight Months            Year Ended          of Class Operations)
                                      Ended              December 31,               through
                               August 31, 1995 (d)     1994         1993       December 31, 1992
 CLASS A SHARES
Net asset value beginning
 of period                        $     9.79        $   11.16     $  10.42       $     10.00
                                  ==========        =========     ========       ===========

Income from investment
 operations

Net investment income                   0.34             0.52        0.54               0.51

Net realized and unrealized
 gain (loss) on investments             0.90          (  1.37)       0.81               0.42
                                  ----------        ---------     --------       -----------

Total from investment
 operations                             1.24          (  0.85)       1.35               0.93
                                  ----------        ---------     --------       -----------

Less distributions from

Net investment income                (  0.34)         (  0.52)     (  0.54)         (   0.51)

Net realized gains on
 investments                               0                0      (  0.07)                0
                                  ----------        ---------     --------       -----------

Total distributions                  (  0.34)         (  0.52)     (  0.61)         (   0.51)
                                  ----------        ---------     --------       -----------

Net asset value end of
 period                           $    10.69        $    9.79     $  11.16       $     10.42
                                  ==========        =========     ========       ===========

Total Return (c)                       12.83%         (  7.71%)      13.25%             9.48%

Ratios/Supplemental Data
Ratios to average net
 assets
 Total expenses                         1.06%(b)         1.01%        0.85%             0.49%(b)

 Total expenses excluding
  indirectly paid expenses                 -                -            -                 -

 Total expenses excluding
  waivers and
  reimbursements                        1.09%(b)         1.02%        1.07%             1.11%(b)

 Net investment income                  4.93%(b)         5.04%        4.99%             5.79%(b)

Portfolio turnover rate                   27%              53%          14%                7%

Net assets end of period
             (thousands)          $   58,751        $  57,676     $101,352       $    90,738


(a)  The Fund changed its fiscal year end from August 31 to May 31.
(b)  Annualized.
(c)  Excluding applicable sales charges.
(d)  The Fund changed its fiscal year end from December 31 to August 31.



                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            High Grade Tax Free Fund

                              Financial Highlights

                (For a share outstanding throughout each period)


                                          Six Months Ended
                                         November 30, 1997   Nine Months Ended      Year Ended
                                            (Unaudited)       May 31, 1997 (a)   August 31, 1996
 CLASS B SHARES
Net asset value beginning of
 period                                    $     10.89         $     10.72         $   10.69
                                           ===========         ===========         =========

Income from investment
 operations

Net investment income                             0.20                0.31              0.44

Net realized and unrealized gain
 (loss) on investments                            0.32                0.17              0.03
                                           -----------         -----------         ---------

Total from investment operations                  0.52                0.48              0.47
                                           -----------         -----------         ---------

Less distributions from

Net investment income                         (   0.20)           (   0.31)          (   0.44)

Net realized gain on investments                     0                   0                  0
                                           -----------         -----------         ----------

Total distributions                           (   0.20)           (   0.31)          (   0.44)
                                           -----------         -----------         ----------

Net asset value end of period              $     11.21         $     10.89         $   10.72
                                           ===========         ===========         ==========

Total Return (c)                                  4.79%               4.55%              4.42%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                   1.85%(b)            1.78%(b)           1.64%

 Total expenses excluding indirectly
  paid expenses                                   1.85%(b)            1.78%(b)              -

 Total expenses excluding waivers
  and reimbursements                              1.85%(b)            1.86%(b)           1.84%

 Net investment income                            3.60%(b)            3.85%(b)           4.03%

Portfolio turnover rate                             50%                114%                65%

Net assets end of period
                (thousands)                $    32,329         $    31,874         $   32,221




                                                                                     January 11, 1993
                                                                                      (Commencement
                                             Eight Months                          of Class Operations)
                                                Ended              Year Ended            through
                                         August 31, 1995 (d)   December 31, 1994    December 31, 1993
 CLASS B SHARES
Net asset value beginning of
 period                                      $     9.79           $    11.16          $     10.42
                                             ==========           ==========          ===========

Income from investment
 operations

Net investment income                              0.29                 0.46                 0.47

Net realized and unrealized gain
 (loss) on investments                             0.90             (   1.37)                0.81
                                             ----------           ----------          -----------

Total from investment operations                   1.19             (   0.91)                1.28
                                             ----------           ----------          -----------

Less distributions from

Net investment income                           (  0.29)            (   0.46)            (   0.47)

Net realized gain on investments                      0                    0             (   0.07)
                                             ----------           ----------          -----------

Total distributions                             (  0.29)            (   0.46)            (   0.54)
                                             ----------           ----------          -----------

Net asset value end of period                $    10.69           $     9.79          $     11.16
                                             ==========           ==========          ===========

Total Return (c)                                  12.27%            (   8.24%)              12.52%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                    1.81%(b)             1.58%                1.35%(b)

 Total expenses excluding indirectly
  paid expenses                                       -                    -                    -

 Total expenses excluding waivers
  and reimbursements                               1.84%(b)             1.59%                1.57%(b)

 Net investment income                             4.18%(b)             4.47%                4.44%(b)

Portfolio turnover rate                              27%                  53%                  14%

Net assets end of period
                (thousands)                  $   34,206           $   32,435          $    41,030


(a)  The Fund changed its fiscal year end from August 31 to May 31.
(b)  Annualized.
(c)  Excluding applicable sales charges.
(d)  The Fund changed its fiscal year end from December 31 to August 31.



                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            High Grade Tax Free Fund

                             Financial Highlights

                (For a share outstanding throughout each period)


                                                       Six Months Ended
                                                      November 30, 1997   Nine Months Ended
                                                         (Unaudited)       May 31, 1997 (a)
 CLASS Y SHARES
Net asset value beginning of period                     $     10.89         $     10.72
                                                        ===========         ===========

Income from investment operations

Net investment income                                          0.25                0.39

Net realized and unrealized gain (loss) on
 investments                                                   0.32                0.17
                                                        -----------         -----------

Total from investment operations                               0.57                0.56
                                                        -----------         -----------

Less distributions from

Net investment income                                      (   0.25)           (   0.39)
                                                        -----------         -----------

Net asset value end of period                           $     11.21         $     10.89
                                                        ===========         ===========

Total Return                                                   5.31%               5.32%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                                0.85%(b)            0.78%(b)

 Total expenses excluding indirectly paid expenses             0.85%(b)            0.78%(b)

 Total expenses excluding waivers and
  reimbursements                                               0.85%(b)            0.86%(b)

 Net investment income                                         4.60%(b)            4.85%(b)

Portfolio turnover rate                                          50%                114%

Net assets end of period (thousands)                    $    25,076         $    24,441




                                                                                               February 28, 1994
                                                                                                 (Commencement
                                                                            Eight Months      of Class Operations)
                                                         Year Ended            Ended                through
                                                      August 31, 1996   August 31, 1995 (c)    December 31, 1994
 CLASS Y SHARES
Net asset value beginning of period                     $   10.69           $     9.79           $     10.93
                                                        =========           ==========           ===========

Income from investment operations

Net investment income                                        0.55                 0.36                  0.46

Net realized and unrealized gain (loss) on
 investments                                                 0.03                 0.90              (   1.14)
                                                        ---------           ----------           -----------

Total from investment operations                             0.58                 1.26              (   0.68)
                                                        ---------           ----------           -----------

Less distributions from

Net investment income                                     (   0.55)            (  0.36)             (   0.46)
                                                        ----------          ----------           -----------

Net asset value end of period                           $   10.72           $    10.69           $      9.79
                                                        ==========          ==========           ===========

Total Return                                                  5.47%              13.02%             (   6.29%)

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                               0.64%               0.81%(b)              0.76%(b)

 Total expenses excluding indirectly paid expenses               -                   -                     -

 Total expenses excluding waivers and
  reimbursements                                              0.84%               0.84%(b)              0.77%(b)

 Net investment income                                        5.03%               5.18%(b)              5.46%(b)

Portfolio turnover rate                                         65%                 27%                   53%

Net assets end of period (thousands)                    $   25,112          $   25,079           $     4,318


(a)  The Fund changed its fiscal year end from August 31 to May 31.
(b)  Annualized.
(c)  The Fund changed its fiscal year end from December 31 to August 31.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                       Short-Intermediate Municipal Fund

                             Financial Highlights

                (For a share outstanding throughout each period)


                                                           Six Months Ended
                                                          November 30, 1997
                                                             (Unaudited)
 CLASS A SHARES
Net asset value beginning of period                         $     10.09
                                                            ===========

Income from investment operations

Net investment income                                              0.20

Net realized and unrealized gain (loss) on investments             0.08
                                                            -----------

Total from investment operations                                   0.28
                                                            -----------

Less distributions from

Net investment income                                          (   0.20)
                                                            -----------

Net asset value end of period                               $     10.17
                                                            ===========

Total Return (c)                                                   2.77%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                                    0.87%(b)

 Total expenses excluding indirectly paid expenses                 0.87%(b)

 Total expenses excluding waivers and reimbursements               0.91%(b)

 Net investment income                                             3.92%(b)

Portfolio turnover rate                                              37%

Net assets end of period (thousands)                        $     4,572




                                                                                                  January 5, 1995
                                                                                                   (Commencement
                                                                                                of Class Operations)
                                                          Nine Months Ended      Year Ended           through
                                                           May 31, 1997 (a)   August 31, 1996     August 31, 1995
 CLASS A SHARES
Net asset value beginning of period                         $     10.08         $   10.17           $     9.97
                                                            ===========         =========           ==========

Income from investment operations

Net investment income                                              0.30              0.43                 0.30

Net realized and unrealized gain (loss) on investments             0.01           (   0.09)               0.20
                                                            -----------         ----------          ----------

Total from investment operations                                   0.31              0.34                 0.50
                                                            -----------         ----------          ----------

Less distributions from

Net investment income                                          (   0.30)          (   0.43)            (  0.30)
                                                            -----------         ----------          ----------

Net asset value end of period                               $     10.09         $   10.08           $    10.17
                                                            ===========         ==========          ==========

Total Return (c)                                                   3.08%              3.37%               5.09%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                                    0.84%(b)           0.80%               0.70%(b)

 Total expenses excluding indirectly paid expenses                 0.83%(b)              -                   -

 Total expenses excluding waivers and reimbursements               0.96%(b)           1.11%               1.14%(b)

 Net investment income                                             3.94%(b)           4.05%               4.32%(b)

Portfolio turnover rate                                              34%                29%                 80%

Net assets end of period (thousands)                        $     6,072         $   27,722          $    6,820



                                                           Six Months Ended
                                                          November 30, 1997
                                                             (Unaudited)
 CLASS B SHARES
Net asset value beginning of period                         $     10.10
                                                            ===========

Income from investment operations

Net investment income                                              0.15

Net realized and unrealized gain (loss) on investments             0.08
                                                            -----------

Total from investment operations                                   0.23
                                                            -----------

Less distributions from

Net investment income                                          (   0.15)
                                                            -----------

Net asset value end of period                               $     10.18
                                                            ===========

Total Return (c)                                                   2.31%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                                    1.77%(b)

 Total expenses excluding indirectly paid expenses                 1.77%(b)

 Total expenses excluding waivers and reimbursements               1.81%(b)

 Net investment income                                             3.00%(b)

Portfolio turnover rate                                              37%

Net assets end of period (thousands)                        $     6,209




                                                                                                  January 5, 1995
                                                                                                   (Commencement
                                                                                                of Class Operations)
                                                          Nine Months Ended      Year Ended           through
                                                           May 31, 1997 (a)   August 31, 1996     August 31, 1995
 CLASS B SHARES
Net asset value beginning of period                         $     10.08         $   10.17           $     9.97
                                                            ===========         =========           ==========

Income from investment operations

Net investment income                                              0.23              0.34                 0.24

Net realized and unrealized gain (loss) on investments             0.02           (   0.09)               0.20
                                                            -----------         ----------          ----------

Total from investment operations                                   0.25              0.25                 0.44
                                                            -----------         ----------          ----------

Less distributions from

Net investment income                                          (   0.23)          (   0.34)            (  0.24)
                                                            -----------         ----------          ----------

Net asset value end of period                               $     10.10         $   10.08           $    10.17
                                                            ===========         ==========          ==========

Total Return (c)                                                   2.49%              2.44%               4.50%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                                    1.73%(b)           1.67%               1.58%(b)

 Total expenses excluding indirectly paid expenses                 1.73%(b)              -                   -

 Total expenses excluding waivers and reimbursements               1.86%(b)           2.07%               2.26%(b)

 Net investment income                                             3.04%(b)           3.28%               3.50%(b)

Portfolio turnover rate                                              34%                29%                 80%

Net assets end of period (thousands)                        $     6,742         $    7,413          $    6,050


(a)  The Fund changed its fiscal year end from August 31 to May 31.
(b)  Annualized.
(c)  Excluding applicable sales charges.



                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                       Short-Intermediate Municipal Fund

                             Financial Highlights

                (For a share outstanding throughout each period)


                                  Six Months Ended     Nine Months
                                 November 30, 1997        Ended
                                    (Unaudited)      May 31, 1997 (a)
 CLASS Y SHARES
Net asset value beginning of
 period                            $     10.10        $     10.07
                                   ===========        ===========

Income from investment
 operations

Net investment income                     0.20               0.30

Net realized and unrealized
 gain (loss) on investments               0.08               0.03
                                   -----------        -----------

Total from investment
 operations                               0.28               0.33
                                   -----------        -----------

Less distributions from
Net investment income                 (   0.20)          (   0.30)

In excess of net investment
 income                                      0                  0

Net realized gain on
 investments                                 0                  0
                                   -----------        -----------

Total distributions                   (   0.20)          (   0.30)
                                   -----------        -----------

Net asset value end of period      $     10.18        $     10.10
                                   ===========        ===========

Total Return                              2.82%              3.36%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                           0.75%(b)           0.74%(b)

 Total expenses excluding
  indirectly paid expenses                0.75%(b)           0.73%(b)

 Total expenses excluding
  waivers and
  reimbursements                          0.79%(b)           0.86%(b)

 Net investment income                    4.04%(b)           4.04%(b)

Portfolio turnover rate                     37%                34%

Net assets end of period
  (thousands)                      $   194,390        $    32,293




                                                                                                     July 17, 1991
                                                                                                     (Commencement
                                                                                                  of Class Operations)
                                                     Year Ended August 31,                              through
                                    1996         1995         1994         1993       1992 (c)    August 31, 1991 (c)
 CLASS Y SHARES
Net asset value beginning of
 period                          $  10.17     $  10.21     $  10.58     $  10.33     $  10.00        $    10.00
                                 ========     ========     ========     ========     ========        ==========

Income from investment
 operations

Net investment income                0.43         0.46         0.47         0.49         0.51              0.06

Net realized and unrealized
 gain (loss) on investments        (  0.10)     (  0.04)     (  0.32)       0.25         0.33                  0
                                 ---------    ---------    ---------    --------     --------        -----------

Total from investment
 operations                          0.33         0.42         0.15         0.74         0.84              0.06
                                 ---------    ---------    ---------    --------     --------        -----------

Less distributions from
Net investment income              (  0.43)     (  0.46)     (  0.47)     (  0.49)     (  0.51)         (   0.06)

In excess of net investment
 income                                  0            0      (  0.03)           0            0                 0

Net realized gain on
 investments                             0            0      (  0.02)           0            0                 0
                                 ---------    ---------    ---------    ---------    ---------       -----------

Total distributions                (  0.43)     (  0.46)     (  0.52)     (  0.49)     (  0.51)         (   0.06)
                                 ---------    ---------    ---------    ---------    ---------       -----------

Net asset value end of period    $  10.07     $  10.17     $  10.21     $  10.58     $  10.33        $    10.00
                                 =========    =========    =========    =========    =========       ===========

Total Return                          3.30%        4.20%        1.40%        7.40%        8.56%             0.62%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                       0.70%        0.74%        0.58%        0.40%        0.17%             0.00%(b)

 Total expenses excluding
  indirectly paid expenses               -            -            -            -            -                 -

 Total expenses excluding
  waivers and
  reimbursements                      0.90%        0.86%        0.83%        0.81%        0.86%             1.40%(b)

 Net investment income                4.27%        4.52%        4.54%        4.73%        4.85%             4.93%(b)

Portfolio turnover rate                 29%          80%          32%          37%          57%                -

Net assets end of period
  (thousands)                    $  34,893    $  40,581    $  53,417    $  66,607    $  54,470       $     4,025


(a)  The Fund changed its fiscal year end from August 31 to May 31.
(b)  Annualized
(c) On November 18, 1991, the Fund was changed to a diversified municipal bond fund with a fluctuating net asset value per share from a non-diversified money market fund with a stable net asset value per share. The shares outstanding and the related per share data as of August 31, 1991 are restated to reflect both a 1 for 2 reverse share split on October 30, 1991 and a 1 for 5 reverse share split on August 19, 1992. Total return calculated after November 18, 1991 reflects the fluctuation in net asset value per share.




                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Tax Free Income Fund

                              Financial Highlights

                (For a share outstanding throughout each period)


                                                 Six Months
                                                   Ended            Six Months
                                             November 30, 1997        Ended
                                                (Unaudited)      May 31, 1997 (a)
 CLASS A SHARES
Net asset value beginning of period             $     9.78         $     9.90
                                                ==========         ==========

Income from investment operations

Net investment income                                 0.23 (f)           0.24

Net realized and unrealized gain (loss) on
 investments and futures contracts                    0.23            (  0.11)
                                                ----------         ----------

Total from investment operations                      0.46               0.13
                                                ----------         ----------

Less distributions from

Net investment income                              (  0.23)           (  0.24)

In excess of net investment income                       0            (  0.01)

Net realized gain on investments                         0                  0

Tax basis return of capital                              0                  0
                                                ----------         ----------

Total distributions                                (  0.23)           (  0.25)
                                                ----------         ----------

Net asset value end of period                   $    10.01         $     9.78
                                                ==========         ==========

Total Return (c)                                      4.72%              1.34%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                       1.13%(b)           1.19%(b)

 Total expenses excluding indirectly paid
  expenses                                            1.12%(b)           1.18%(b)

 Net investment income                                4.61%(b)           4.85%(b)

Portfolio turnover rate                                 45%                54%

Net assets end of period (thousands)            $   66,825         $   72,629




                                                               Year Ended November 30,
                                                   1996              1995           1994         1993
 CLASS A SHARES
Net asset value beginning of period            $     10.05        $    8.93      $   10.25     $  10.17
                                               ===========        =========      =========     ========

Income from investment operations

Net investment income                                 0.51 (f)         0.51 (f)       0.51        0.57

Net realized and unrealized gain (loss) on
 investments and futures contracts                (   0.14)            1.13        (  1.28)       0.36
                                               -----------        ---------      ---------     --------

Total from investment operations                      0.37             1.64        (  0.77)       0.93
                                               -----------        ---------      ---------     --------

Less distributions from

Net investment income                             (   0.52)          ( 0.51)       (  0.52)     (  0.57)

In excess of net investment income                       0(e)        ( 0.01)             0      (  0.04)

Net realized gain on investments                         0                0              0      (  0.24)

Tax basis return of capital                              0                0        (  0.03)           0
                                               -----------        ---------      ---------     --------

Total distributions                               (   0.52)          ( 0.52)       (  0.55)     (  0.85)
                                               -----------        ---------      ---------     --------

Net asset value end of period                  $      9.90        $   10.05      $    8.93     $  10.25
                                               ===========        =========      =========     ========

Total Return (c)                                      3.83%           18.71%       (  7.81%)       9.37%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                       1.13%            1.19%          1.13%        1.21%

 Total expenses excluding indirectly paid
  expenses                                            1.12%            1.18%             -            -

 Net investment income                                5.21%            5.35%          5.27%        5.40%

Portfolio turnover rate                                128%              30%            98%          47%

Net assets end of period (thousands)           $    82,425        $  94,183      $  95,691     $124,102



                                                                                                                February 13, 1987
                                                                                                                  (Commencement
                                                                 Year Ended November 30,                        of Operations) to
                                                 1992         1991          1990         1989         1988      November 30, 1987
 CLASS A SHARES
Net asset value beginning of period          $   10.13      $   9.94    $   10.24      $   9.96     $   9.64      $    10.00
                                             =========      ========    =========      ========     ========      ==========

Income from investment operations

Net investment income                             0.63         0.61          0.59         0.62         0.63             0.33

Net realized and unrealized gain (loss) on
 investments and futures contracts                0.30         0.31       (   0.06)       0.34         0.37         (   0.32)
                                             ---------      --------    ----------     --------     --------      ----------

Total from investment operations                  0.93         0.92          0.53         0.96         1.00             0.01
                                             ---------      --------    ----------     --------     --------      ----------

Less distributions from

Net investment income                          (   0.62)     (  0.61)     (   0.60)     (  0.63)     (  0.68)       (   0.37)

In excess of net investment income                    0            0      (   0.03)           0            0               0

Net realized gain on investments               (   0.27)     (  0.12)     (   0.20)     (  0.05)           0               0
                                             ----------     --------    ----------     --------     --------      ----------

Total distributions                            (   0.89)     (  0.73)     (   0.83)     (  0.68)     (  0.68)       (   0.37)
                                             ----------     --------    ----------     --------     --------      ----------

Net asset value end of period                $   10.17      $  10.13    $    9.94      $  10.24     $   9.96      $     9.64
                                             ==========     ========    ==========     ========     ========      ==========

Total Return (c)                                   9.35%        9.59%         5.55%        9.97%       10.60%           0.17%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                    1.25%        1.58%         1.66%        1.62%        1.57%           1.00%(d)

 Total expenses excluding indirectly paid
  expenses                                            -            -             -            -            -               -

 Net investment income                             6.02%        5.95%         6.03%        6.15%        6.13%           6.85%(d)

Portfolio turnover rate                              32%          37%           42%          49%         109%             67%

Net assets end of period (thousands)         $  120,660     $133,524    $  146,335     $162,013     $179,191      $   16,090


(a)  The Fund changed its fiscal year end from November 30 to May 31.
(b)  Annualized.
(c)  Excluding applicable sales charges.
(d) Annualized for the period April 14, 1987 (Commencement of Investment Operations) to November 30, 1987.
(e)  Amount represents less than $0.01 per share.
(f)  Calculation based on average shares outstanding.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Tax Free Income Fund

                              Financial Highlights

                (For a share outstanding throughout each period)


                                              Six Months
                                                Ended            Six Months
                                          November 30, 1997        Ended
                                             (Unaudited)      May 31, 1997 (a)
 CLASS B SHARES
Net asset value beginning of period          $     9.69         $     9.81
                                             ==========         ==========

Income from investment operations

Net investment income                              0.19 (e)           0.19

Net realized and unrealized gain (loss)
 on investments and futures contracts              0.22            (  0.10)
                                             ----------         ----------

Total from investment operations                   0.41               0.09
                                             ----------         ----------

Less distributions from
Net investment income                           (  0.19)           (  0.20)

In excess of net investment income                    0            (  0.01)

Net realized gain on investments                      0                  0

Tax basis return of capital                           0                  0
                                             ----------         ----------

Total distributions                             (  0.19)           (  0.21)
                                             ----------         ----------

Net asset value end of period                $     9.91         $     9.69
                                             ==========         ==========

Total Return (c)                                   4.25%              0.97%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                    1.88%(b)           1.95%(b)

 Total expenses excluding indirectly
  paid expenses                                    1.88%(b)           1.94%(b)

 Net investment income                             3.85%(b)           4.09%(b)

Portfolio turnover rate                              45%                54%

Net assets end of period (thousands)         $   26,216         $   28,822




                                                                                             February 1, 1993
                                                                                             (Date of Initial
                                                      Year Ended November 30,               Public Offering) to
                                                1996              1995            1994       November 30, 1993
 CLASS B SHARES
Net asset value beginning of period         $     9.97        $     8.88      $    10.25       $     10.27
                                            ==========        ==========      ==========       ===========

Income from investment operations

Net investment income                             0.44 (e)          0.44 (e)        0.45              0.37

Net realized and unrealized gain (loss)
 on investments and futures contracts          (  0.16)             1.11        (   1.29)             0.30
                                            ----------        ----------      ----------       -----------

Total from investment operations                  0.28              1.55        (   0.84)             0.67
                                            ----------        ----------      ----------       -----------

Less distributions from
Net investment income                          (  0.44)          (  0.45)       (   0.50)         (   0.37)

In excess of net investment income                   0(d)        (  0.01)              0          (   0.08)

Net realized gain on investments                     0                 0               0          (   0.24)

Tax basis return of capital                          0                 0        (   0.03)                0
                                            ----------        ----------      ----------       -----------

Total distributions                            (  0.44)          (  0.46)       (   0.53)         (   0.69)
                                            ----------        ----------      ----------       -----------

Net asset value end of period               $     9.81        $     9.97      $     8.88       $     10.25
                                            ==========        ==========      ==========       ===========

Total Return (c)                                  2.99%            17.84%       (   8.43%)            6.59%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                   1.90%             1.96%           1.88%             1.96%(b)

 Total expenses excluding indirectly
  paid expenses                                   1.89%             1.94%              -                 -

 Net investment income                            4.44%             4.59%           4.60%             4.42%(b)

Portfolio turnover rate                            128%               30%             98%               47%

Net assets end of period (thousands)        $   33,063        $   33,449      $   28,860       $    14,091



                                              Six Months
                                                Ended            Six Months
                                          November 30, 1997        Ended
                                             (Unaudited)      May 31, 1997 (a)
 CLASS C SHARES
Net asset value beginning of period          $     9.69         $     9.81
                                             ==========         ==========

Income from investment operations

Net investment income                              0.19 (e)           0.18

Net realized and unrealized gain (loss)
on investments and futures contracts               0.23            (  0.09)
                                             ----------         ----------

Total from investment operations                   0.42               0.09
                                             ----------         ----------

Less distributions from
Net investment income                           (  0.19)           (  0.20)

In excess of net investment income                    0            (  0.01)

Net realized gain on investments                      0                  0

Tax basis return of capital                           0                  0
                                             ----------         ----------

Total distributions                             (  0.19)           (  0.21)
                                             ----------         ----------

Net asset value end of period                $     9.92         $     9.69
                                             ==========         ==========

Total Return (c)                                   4.35%              0.97%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                    1.89%(b)           1.95%(b)

 Total expenses excluding indirectly
  paid expenses                                    1.89%(b)           1.94%(b)
 -
 Net investment income                             3.85%(b)           4.09%(b)

Portfolio turnover rate                              45%                54%

Net assets end of period (thousands)         $    8,533         $   11,879




                                                                                             February 1, 1993
                                                                                             (Date of Initial
                                                      Year Ended November 30,               Public Offering) to
                                                1996              1995            1994       November 30, 1993
 CLASS C SHARES
Net asset value beginning of period         $     9.97        $     8.88      $    10.26       $     10.27
                                            ==========        ==========      ==========       ===========

Income from investment operations

Net investment income                             0.41 (e)          0.44 (e)        0.43              0.37

Net realized and unrealized gain (loss)
on investments and futures contracts           (  0.13)             1.11        (   1.27)             0.31
                                            ----------        ----------      ----------       -----------

Total from investment operations                  0.28              1.55        (   0.84)             0.68
                                            ----------        ----------      ----------       -----------

Less distributions from
Net investment income                          (  0.44)          (  0.45)       (   0.51)         (   0.37)

In excess of net investment income                   0(d)        (  0.01)              0          (   0.08)

Net realized gain on investments                     0                 0               0          (   0.24)

Tax basis return of capital                          0                 0        (   0.03)                0
                                            ----------        ----------      ----------       -----------

Total distributions                            (  0.44)          (  0.46)       (   0.54)         (   0.69)
                                            ----------        ----------      ----------       -----------

Net asset value end of period               $     9.81        $     9.97      $     8.88       $     10.26
                                            ==========        ==========      ==========       ===========

Total Return (c)                                  2.99%            17.84%       (   8.52%)            6.70%

Ratios/Supplemental Data
Ratios to average net assets
 Total expenses                                   1.90%             1.96%           1.89%             1.94%(b)

 Total expenses excluding indirectly
  paid expenses                                   1.89%             1.94%              -                 -
 -
 Net investment income                            4.44%             4.59%           4.52%             4.41%(b)

Portfolio turnover rate                            128%               30%             98%               47%

Net assets end of period (thousands)        $   13,769        $   20,386      $   23,230       $    27,261


(a)  The Fund changed its fiscal year end from November 30 to May 31.
(b)  Annualized.
(c)  Excluding applicable sales charges.
(d)  Amount represents less than $0.01 per share.
(e)  Calculation based on average shares oustanding.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           High Grade Tax Free Fund

                            Schedule of Investments

                         November 30, 1997 (Unaudited)





      Principal
       Amount                                                              Value
MUNICIPAL OBLIGATIONS - 95.5%
                             Arizona - 1.1%
$ 1,000,000           Creighton, Arizona, Elem. School
                      District No. 14 of Maricopa County,
                      School Improvements Bonds (Project
                      of 1990), Series C 1991
                      6.50%, 7/1/07, (FGIC) ....................     $1,145,970
                                                                     ----------
                          California - 3.5%
  1,000,000           Orange County, California, Public
                      Finance Authority
                      5.75%, 12/1/10, (AMBAC) ..................      1,067,040
  1,000,000           San Joaquin Hills, California,
                      Transportation Corridor Agency, Toll
                      Revenue, Series A
                      5.25%, 1/15/30 ...........................        986,180
    500,000           San Mateo County, California, Joint
                      Powers Financing Authority, Lease
                      Revenue (Capital Projects Program),
                      Refunding Revenue, Series A
                      6.50%, 7/1/16, (MBIA) ....................        583,740
  1,000,000           Southern California, Public Power
                      Authority, Mead Adelanto Project,
                      Series A
                      5.00%, 7/1/17, (AMBAC) ...................        973,160
                                                                     ----------
                                                                      3,610,120
                                                                     ----------
                            Colorado - 2.6%
  1,000,000           Arapahoe County, Colorado, Public
                      Highway Authority, Capital
                      Improvements Trust Fund Revenue
                      (E-470 Projects)
                      6.15%, 8/31/26, (MBIA) ...................      1,091,510
    500,000           City & County of Denver, Colorado,
                      School District No. 1, General
                      Obligation Refunding Bonds,
                      Series 1994A
                      6.50%, 6/1/10, (MBIA) ....................        575,675
  1,000,000           Colorado State, Public Highway
                      Authority, Senior Series A
                      5.75%, 9/1/14 ............................      1,071,390
                                                                     ----------
                                                                      2,738,575
                                                                     ----------
                             Florida - 2.2%
  1,000,000           Coral Springs, Florida, Improvements
                      District, Refunding Revenue, Water
                      and Sewer
                      6.00%, 6/1/10, (MBIA) ....................      1,111,870
  1,000,000           Orange County, Florida, Health Facilities
                      Authority Revenue, Orlando Regional
                      Healthcare Systems, Series 1996C
                      6.25%, 10/1/16, (MBIA) ...................      1,135,220
                                                                     ----------
                                                                      2,247,090
                                                                     ----------
                             Georgia - 3.9%
    500,000           City of Atlanta, Georgia, Airport
                      Facilities Refunding Revenue,
                      Series 1994A
                      6.50%, 1/1/10, (AMBAC) ...................        574,285
                      Georgia State, Municipal Electric
                      Authority, Special Obligation, Fifth
                      Crossover, Project One:
  1,000,000            6.40%, 1/1/13, (AMBAC) ..................      1,139,050
  2,000,000            6.50%, 1/1/17, (MBIA) ...................      2,324,220
                                                                     ----------
                                                                      4,037,555
                                                                     ----------


      Principal
       Amount                                                              Value
MUNICIPAL OBLIGATIONS - continued
                              Hawaii - 2.7%
$ 1,000,000           Hawaii State, Airport System Revenue,
                      Second Series of 1990
                      7.50%, 7/1/20, (FGIC) ....................     $1,085,240
  1,500,000           Hawaii State, General Obligation,
                      Series CM
                      6.00%, 12/1/10, (FGIC) ...................      1,666,515
                                                                     ----------
                                                                      2,751,755
                                                                     ----------
                               Idaho - 0.8%
    800,000           Idaho State, Housing Agency, Single
                      Family Mortgage, Mezzanine,
                      Series C-1
                      6.30%, 7/1/11, (FHA) .....................        837,728
                                                                     ----------
                           Illinois - 16.9%
  1,000,000           Chicago, Illinois, Board of Education,
                      Chicago School Reform, Series A
                      5.25%, 12/1/18, (AMBAC) ..................        983,750
  2,150,000           City of Chicago, Illinois, General
                      Obligation, Series 1995
                      6.13%, 1/1/16, (AMBAC) ...................      2,318,796
  4,725,000           City of Chicago, Illinois, Water
                      Refunding Revenue, Series 1993
                      6.50%, 11/1/15, (FGIC) ...................      5,495,884
                      Illinois State, Development Finance
                      Authority, Pollution Control Refunding
                      Revenue (Commonwealth Edison Co.
                      Project):
                      Series 1991
  2,000,000            7.25%, 6/1/11, (MBIA) ...................      2,197,160
                       Series 1994D
  3,000,000            6.75%, 3/1/15, (AMBAC) ..................      3,348,180
  1,750,000           Illinois State, Health Facilities Authority,
                      Health Facilities Refunding Revenue,
                      Series 1992AA
                      6.50%, 6/1/12, (MBIA) ....................      2,000,968
  1,000,000           Illinois State, Regional Transportation
                      Authority Revenue
                      6.00%, 6/1/15 ............................      1,103,390
                                                                     ----------
                                                                     17,448,128
                                                                     ----------
                             Indiana - 3.9%
  1,500,000           Indiana State, Middle School Building
                      Corp., Lawrence Township of Marion
                      County, First Mortgage Bond
                      6.88%, 7/5/11, (MBIA) ....................      1,788,225
  1,000,000           Indiana State, Municipal Power Agency,
                      Power Supply System, Refunding
                      Revenue, 1993 Series B
                      6.00%, 1/1/13, (MBIA) ....................      1,102,790
  1,000,000           Indiana State, Transportation Finance
                      Authority, Highway Revenue,
                      Series 1992A
                      6.80%, 12/1/16, (MBIA) ...................      1,187,940
                                                                     ----------
                                                                      4,078,955
                                                                     ----------
                               Maine - 1.2%
  1,000,000           Maine State, Turnpike Authority,
                      Turnpike Revenue, Series 1994
                      7.13%, 7/1/08, (MBIA) ....................      1,201,380
                                                                     ----------
                       Massachusetts - 5.8%
  1,000,000           Massachusetts State, General
                      Obligation, Series A
                      6.50%, 11/1/14, (AMBAC) ..................      1,161,130

                                   EVERGREEN
                           High Grade Tax Free Fund

                      Schedule of Investments (continued)

                         November 30, 1997 (Unaudited)




      Principal
       Amount                                                         Value
MUNICIPAL OBLIGATIONS - continued
                      Massachusetts - continued
$  500,000            Massachusetts State, Housing Finance
                      Agency, Housing Project Revenue,
                      1993 Series A
                      6.15%, 10/1/15, (AMBAC) .............     $  520,900
 2,000,000            Massachusetts State, Port Authority
                      Revenue, Series A
                      5.00%, 7/1/27 .......................      1,910,780
 1,000,000            Massachusetts State, Turnpike
                      Authority Revenue, Metropolitan
                      Highway System, Series B
                      5.13%, 1/1/23, (MBIA) ...............        974,460
 1,500,000            Massachusetts State, Turnpike
                      Authority Revenue, Senior Series A
                      5.13%, 1/1/23 .......................      1,461,690
                                                                ----------
                                                                 6,028,960
                                                                ----------
                           Michigan - 4.9%
                      Detroit, Michigan, Water Supply
                      Systems Revenue:
 1,250,000             Second Lien Series A
                       5.55%, 7/1/12, (MBIA) ..............      1,317,887
 2,500,000             Senior Lien Series A
                       6.00%, 7/1/14 ......................      2,746,775
 1,000,000            Michigan State, Building Authority
                      Revenue Facility Program, Series II
                      5.38%, 10/15/10 .....................      1,031,420
                                                                ----------
                                                                 5,096,082
                                                                ----------
                          Minnesota - 0.5%
   480,000            Minnesota State, Housing Finance
                      Agency, Single Family Mortgage,
                      1994 Series H
                      6.70%, 1/1/18 .......................        514,018
                                                                ----------
                      New Mexico - 1.0%
                      City of Albuquerque, New Mexico,
                      Airport Revenue:
   500,000             Series 1995 A
                      6.35%, 7/1/07, (AMBAC) ..............        544,640
   500,000             Series 1995 B
                      7.00%, 7/1/16, (AMBAC) ..............        501,090
                                                                ----------
                                                                 1,045,730
                                                                ----------
                      New York - 10.3%
 2,000,000            New York City, New York, Transportation
                      Finance Authority Revenue (Future
                      Tax), Series A
                      5.00%, 8/15/27 ......................      1,919,220
 1,500,000            New York State, Housing Finance
                      Agency Revenue, Series 1994 B
                      6.35%, 8/15/23, (AMBAC) .............      1,587,180
 1,000,000            New York State, Triborough Bridge and
                      Tunnel Authority Revenue, Refunding
                      Revenue, General Purpose, Series A
                      5.25%, 1/1/28 .......................        982,140
   500,000            Port Authority New York & New Jersey
                      Consolidated Bonds, Fifth
                      Installment, Ninety-Seventh Series
                      6.50%, 7/15/19, (FGIC) ..............        543,300
 5,000,000            Port Authority New York & New Jersey
                      Special Obligation (Special Project
                      JFK Intl. Airport)
                      6.25%, 12/1/10, (MBIA) ..............      5,617,950
                                                                ----------
                                                                10,649,790
                                                                ----------


      Principal
       Amount                                                         Value
MUNICIPAL OBLIGATIONS - continued
                      North Dakota - 3.1%
$3,000,000            Mercer County, North Dakota, Pollution
                      Control Refunding Revenue (Basin
                      Electric Power Cooperative-Antelope
                      Valley), Second 1995 Series
                      6.05%, 1/1/19, (AMBAC) ..............     $3,205,110
                                                                ----------
                               Ohio - 4.3%
 1,500,000            City of Toledo, Ohio, Housing
                      Improvements, Macy's Project,
                      Series 1995A
                      6.35%, 12/1/25, (MBIA) ..............      1,637,340
 1,000,000            Cleveland, Ohio, Airport System
                      Revenue, Series A
                      5.13%, 1/1/17 .......................        969,750
 1,000,000            Ohio State, Board of Education, Kings
                      Local School District, City of Warren
                      School Improvements, Series 1995
                      7.50%, 12/1/16, (FGIC) ..............      1,283,440
   475,000            Ohio State, Housing Finance Agency,
                      Residential Mortgage Revenue, 1995
                      Series A-2
                      6.63%, 3/1/26, (GNMA) ...............        507,271
                                                                ----------
                                                                 4,397,801
                                                                ----------
                       Pennsylvania - 1.9%
 2,000,000            Pittsburgh, Pennsylvania, General
                      Obligation, Series B
                      5.00%, 9/1/10, (AMBAC) ..............      1,997,980
                                                                ----------
                      Puerto Rico - 2.1%
                      Puerto Rico, Electric Power Authority,
                      Refunding Revenue:
 1,000,000             Series B
                       6.25%, 7/1/10, (MBIA) ..............      1,133,760
   500,000             Series Y
                       6.50%, 7/1/06, (MBIA) ..............        570,580
   495,000            Puerto Rico, Housing Bank & Finance
                      Agency, Affordable Housing
                      Mortgage Subsidy Program, Single
                      Family Mortgage
                      6.10%, 10/1/15, (GNMA, FNMA &
                      FHLMC) ..............................        512,043
                                                                ----------
                                                                 2,216,383
                                                                ----------
                      South Carolina - 2.1%
 2,000,000            South Carolina State, Port Authority
                      Revenue, Series 1991
                      6.63%, 7/1/11, (AMBAC) ..............      2,154,800
                                                                ----------
                          Tennessee - 3.2%
 1,200,000            Bristol, Tennessee, Health &
                      Educational Facility, Bristol Memorial
                      Hospital, Series 1993
                      6.75%, 9/1/07, (FGIC) ...............      1,388,628
 1,700,000            Knox County, Tennessee, Health,
                      Educational & Housing Facility Board,
                      Hospital Facility Revenue (Fort
                      Sanders Alliance), Series 1993
                      6.25%, 1/1/13, (MBIA) ...............      1,921,272
                                                                ----------
                                                                 3,309,900
                                                                ----------
                              Texas - 2.8%
 1,500,000            City of Austin, Texas, Airport System,
                      Prior Lien Revenue, Series 1995A
                      6.13%, 11/15/25, (MBIA) .............      1,590,030

                                   EVERGREEN
                           High Grade Tax Free Fund

                      Schedule of Investments (continued)

                         November 30, 1997 (Unaudited)




    Principal
     Amount                                                 Value
MUNICIPAL OBLIGATIONS - continued
                Texas - continued
 $  1,000,000   City of Houston, Texas, Water
                Conveyance System Contract, COP,
                Series 1993 H
                7.50%, 12/15/14, (AMBAC) ...........    $  1,276,450
                                                        ------------
                                                           2,866,480
                                                        ------------
                       Utah - 1.0%
    1,000,000   Salt Lake City, Utah, Salt Lake County
                Airport Revenue, Series 1993A
                6.00%, 12/1/12, (FGIC) .............       1,057,220
                                                        ------------
                   Virginia - 2.2%
    2,000,000   Hanover County, Virginia, Industrial
                Development Authority, Memorial
                Regional Medical Center Project,
                Series 1995
                6.38%, 8/15/18, (MBIA) .............       2,300,120
                                                        ------------
                 Washington - 3.6%
    2,500,000   City of Tacoma, Washington, Electric
                Systems Refunding Revenue,
                Series 1994
                6.25%, 1/1/15, (FGIC) ..............       2,711,625
    1,000,000   King County III, Washington, King
                Street Center Project
                5.00%, 6/1/10 ......................         999,070
                                                        ------------
                                                           3,710,695
                                                        ------------
                West Virginia - 0.5%
      500,000   West Virginia State, Housing
                Development Fund, Series A
                6.05%, 5/1/27 ......................         520,250
                                                        ------------
                  Wisconsin - 7.4%
    4,500,000   City of Superior, Wisconsin, Limited
                Obligation Refunding Revenue
                (Midwest Energy Resource Co.
                Project), Series E-1991
                6.90%, 8/1/21, (FGIC) ..............       5,485,860


    Principal
     Amount                                                 Value
MUNICIPAL OBLIGATIONS - continued
                Wisconsin - continued
 $  2,000,000   Wisconsin State, Health & Educational
                Facilities Authority Revenue (Wausau
                Hospitals, Inc. Project), Series 1991B
                6.63%, 8/15/11, (AMBAC) ............    $  2,147,880
                                                        ------------
                                                           7,633,740
                                                        ------------
                Total Municipal Obligations
                (cost $93,474,172) .................      98,802,315
                                                        ------------


   Shares
MUTUAL FUND SHARES - 0.4%
(cost $412,000)
 412,000   Federated Tax Free Fund     412,000
                                     ---------


    Principal
     Amount
SHORT-TERM MUNICIPAL SECURITIES - 7.2%
                New York - 5.8%
                New York City, New York, Municipal
                Water Finance Authority, Water and
                Sewer System Revenue, Series C:
 $  4,000,000    3.85%, 6/15/23, (FGIC) (a) .......        4,000,000
    2,000,000    3.85%, 6/15/22, (FGIC) (a) .......        2,000,000
                                                           ---------
                                                           6,000,000
                                                           ---------
                 Wyoming - 1.4%
    1,400,000   Lincoln County, Wyoming, Pollution
                Control Revenue, Dates Exxon
                Project, Series A
                3.85%, 11/1/14 (a) ................        1,400,000
                                                           ---------
                Total Short-Term Municipal Securities
                (cost $7,400,000) .................        7,400,000
                                                           ---------
                Total Investments
                 (cost $101,286,172)..... 103.1%         106,614,315
                Other Assets and
                 Liabilities - Net ...... ( 3.1)          (3,210,203)
                                          ------        -------------
                Net Assets .............. 100.0%        $103,404,112
                                          ======        =============

(a) Security is a variable rate demand note which is payable on demand at par on no more than seven calendar days' notice given by the Fund to the issuer or other parties not affiliated with the issuer. Interest rates are determined and reset by the issuer daily or weekly depending upon the terms of the security. The interest rates presented for these securities are those in effect at November 30, 1997.



Summary of Abbreviations:
AMBAC American Municipal Bond Assurance Corp.
COP   Certificate of Participation
FGIC  Financial Guaranty Insurance Corp.
FHA   Federal Housing Authority
FHLMC Federal Home Loan Mortgage Association
FNMA  Federal National Mortgage Association
GNMA  Government National Mortgage Association
MBIA  Municipal Bond Investors Assurance Corp.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                       Short-Intermediate Municipal Fund

                            Schedule of Investments

                         November 30, 1997 (Unaudited)


      Principal
       Amount                                                           Value
MUNICIPAL OBLIGATIONS - 96.5%
                      Arizona - 4.3%
$ 2,000,000            Arizona State, Transportation Board,
                      Excise Tax Revenue, Maricopa
                      County Regional Area Road Fund,
                      Subordinated Lien
                      6.80%, 7/1/98, (MBIA) .................     $2,034,860
  5,000,000           Arizona State, Transportation Board,
                      Highway Revenue
                      6.70%, 7/1/98 .........................      5,082,650
  1,600,000           Pima County, Arizona, General
                      Obligation, Series 1992
                      6.55%, 7/1/01 .........................      1,728,496
                                                                  ----------
                                                                   8,846,006
                                                                  ----------
                      California - 8.8%
  5,000,000           California State, General Obligation
                      6.35%, 11/1/04, (FGIC) ................      5,608,050
    320,000           California State, Housing Finance
                      Agency, Multi Unit Rental Housing
                      Revenue, Series A
                      5.25%, 2/1/98 .........................        320,704
  1,090,000           City of Los Angeles, California,
                      Judgement Obligation Bonds,
                      Series A
                      5.00%, 8/1/00 .........................      1,114,830
    775,000           City of Santa Ana, California,
                      Environment Finance Corp.,
                      Recycling Project, Series A
                      5.25%, 5/1/00, (AMBAC) ................        794,987
    900,000           County of Los Angeles, California,
                      Municipal Improvements Corp., COP
                      4.50%, 12/1/99 ........................        908,946
  5,080,000           Sacramento, California, School
                      Insurance Authority Revenue, Liability
                      Program, Series D
                      5.70%, 6/1/03 .........................      5,357,267
    880,000           San Diego County, California, Regional
                      Transportation Commission, Sales Tax
                      Revenue, Second Sr., Series A
                      4.40%, 4/1/01, (FGIC) .................        889,768
  1,000,000           Stanislaus County, California
                      Improvement Program, Series A
                      4.50%, 5/1/02, (MBIA) .................      1,013,180
    900,000           State of California, General Obligation
                      7.00%, 8/1/02, (FGIC) .................      1,008,315
  1,025,000           Stockton, California, Health Facilities
                      Revenue, Series A
                      5.00%, 12/1/01 ........................      1,041,349
                                                                  ----------
                                                                  18,057,396
                                                                  ----------
                      Colorado - 1.0%
    520,000           Colorado State, Student Obligation
                      Board Authority, Student Loan
                      Revenue, Series B
                      6.13%, 12/1/98 ........................        528,440
  1,500,000           Denver, Colorado, City and County
                      Airport Revenue, Series C
                      6.35%, 11/15/01 .......................      1,595,775
                                                                  ----------
                                                                   2,124,215
                                                                  ----------
                      Connecticut - 1.2%
  2,500,000           Connecticut State, Special Tax
                      Obligation Revenue, Transportation
                      Infrastructure, Series B
                      4.70%, 10/1/04, (FGIC) ................      2,542,275
                                                                  ----------


      Principal
       Amount                                                           Value
MUNICIPAL OBLIGATIONS - continued
                          Delaware - 1.1%
$ 2,200,000           Delaware State, Transportation
                      Authority, Motor Fuel Tax Revenue
                      7.50%, 7/1/99 .........................     $2,317,480
                                                                  ----------
                      District of Columbia - 3.1%
  6,000,000           District of Columbia, General
                      Obligation, Series A
                      5.75%, 6/1/03, (MBIA) .................      6,362,280
                                                                  ----------
                          Florida - 25.1%
                      Broward County, Florida, School
                      District:
  1,000,000            6.75%, 2/15/98 .......................      1,006,210
  2,925,000            7.75%, 2/15/07 .......................      3,007,397
  2,000,000           Charlotte County, Florida, Utility
                      Revenue
                      6.88%, 10/1/21, (FGIC) ................      2,223,440
  1,000,000           Dade County, Florida, School District
                      7.00%, 7/1/98 .........................      1,018,540
                      Florida State, Board of Education,
                      Capital Outlay:
  3,000,000            6.75%, 6/1/00 ........................      3,191,340
                       Public Education, Series B
  4,000,000            5.30%, 6/1/98 ........................      4,030,720
  1,000,000           Florida State, Board of Regents,
                      University Systems Improvements
                      Revenue
                      5.90%, 7/1/98, (AMBAC) ................      1,012,290
  2,200,000           Florida State, Municipal Power Agency
                      Revenue, All Requirements Power
                      Supply Project
                      4.30%, 10/1/01, (AMBAC) ...............      2,215,400
                      Florida State, Turnpike Authority,
                      Turnpike Revenue:
  4,000,000            7.75%, 7/1/09 ........................      4,305,920
  3,000,000            Series A
                       9.50%, 7/1/98, (AMBAC) ...............      3,099,390
  2,645,000           Fort Lauderdale, Florida, Water and
                      Sewer Revenue, Series 78
                      6.10%, 9/1/98 .........................      2,689,727
  5,800,000           Jacksonville, Florida, Electric Authority
                      Revenue, Series 10
                      4.40%, 10/1/99 ........................      5,845,646
  4,600,000           Jacksonville, Florida, Industrial
                      Development Revenue, Refunding
                      TTX Company Project
                      5.40%, 3/1/01 .........................      4,754,836
  3,675,000           Orange County, Florida, Health Facilities
                      Authority Revenue, Series 3
                      5.20%, 10/1/04 ........................      3,843,315
                      Palm Beach County, Florida, School
                      District:
  2,000,000            4.50%, 8/1/99, (FGIC) ................      2,017,880
  3,000,000            5.20%, 8/1/98, (AMBAC) ...............      3,027,750
  3,000,000           Palm Beach County, Florida, Solid
                      Waste Authority Revenue, Refunding
                      and Improvements
                      5.50%, 12/1/02, (MBIA) ................      3,174,480
  1,000,000           Sarasota, Florida, General Obligation
                      6.85%, 8/1/00 .........................      1,068,660
                                                                  ----------
                                                                  51,532,941
                                                                  ----------

                                   EVERGREEN
                       Short-Intermediate Municipal Fund

                      Schedule of Investments (continued)

                         November 30, 1997 (Unaudited)




      Principal
       Amount                                                        Value
MUNICIPAL OBLIGATIONS - continued
                             Georgia - 3.6%
$ 6,795,000           Georgia State, General Obligation,
                      Series B
                      5.95%, 3/1/04 ......................     $7,380,661
                                                               ----------
                            Illinois - 3.7%
  1,000,000           Central Lake County, Illinois, Joint
                      Action Water Agency, Interim Water
                      Revenue, Series A
                      7.00%, 5/1/00, (AMBAC) .............      1,084,380
  1,345,000           Chicago, Illinois, General Obligation
                      5.00%, 1/1/01 ......................      1,376,231
  1,000,000           Illinois State, Development Finance
                      Authority Revenue, Refunding
                      Community Rehab. Providers,
                      Series A
                      5.35%, 7/1/00 ......................      1,022,500
  2,000,000           Illinois State, General Obligation
                      6.30%, 8/1/99 ......................      2,072,360
  2,000,000           Illinois State, Sales Tax Revenue,
                      Series I
                      6.95%, 6/15/98 .....................      2,033,480
                                                               ----------
                                                                7,588,951
                                                               ----------
                            Maryland - 0.9%
    635,000           Maryland State, Energy Financing
                      Administration, Solid Waste Disposal
                      Revenue (Wheelabrator Water
                      Technologies Baltimore L.L.C.
                      Projects), Series 1996
                      4.80%, 12/1/98 .....................        639,108
  1,140,000           Montgomery County, Maryland,
                      General Obligation,
                      Consolidated Public Improvement
                      Revenue, Series 1992A
                      5.30%, 7/1/01 ......................      1,185,988
                                                               ----------
                                                                1,825,096
                                                               ----------
                       Massachusetts - 3.5%
  2,000,000           Massachusetts State, General
                      Obligation, Series A
                      5.00%, 8/1/01 ......................      2,053,160
  1,000,000           Massachusetts State, Health and
                      Educational Facilities Revenue
                      4.55%, 1/1/21 ......................      1,007,420
                      Massachusetts State, Industrial
                      Development Revenue:
    460,000            Series 1986G
                       5.30%, 12/1/06 ....................        474,794
    565,000            Series 1986I
                       5.30%, 12/1/06 ....................        583,170
    910,000            Series 1996A
                       5.35%, 11/1/07 ....................        944,607
  1,085,000            Series 1996B
                       5.35%, 11/1/07 ....................      1,126,263
  1,000,000           New England Education Loan
                      Marketing Corp., Student Loan
                      Revenue, Series 1993B
                      5.40%, 6/1/00 ......................      1,017,320
                                                               ----------
                                                                7,206,734
                                                               ----------


      Principal
       Amount                                                        Value
MUNICIPAL OBLIGATIONS - continued
                           Minnesota - 4.2%
$ 1,015,000           City of Minneapolis, Minnesota,
                      Housing and Redevelopment
                      Authority of the City of St. Paul,
                      Single Family Mortgage Refunding
                      Revenue Bond, Series 1996A
                      5.13%, 6/1/32 ......................     $1,017,030
                      Minnesota State, General Obligation
                      Various Purpose:
  3,000,000            6.40%, 8/1/99 .....................      3,116,790
  1,300,000            6.60%, 8/1/99 .....................      1,323,868
  1,000,000            6.60%, 8/1/00 .....................      1,041,650
  2,000,000           State of Minnesota, General Obligation
                      6.60%, 8/1/99 ......................      2,084,280
                                                               ----------
                                                                8,583,618
                                                               ----------
                            Missouri - 0.4%
    710,000           North Kansas City School District,
                      General Obligation, Direct Deposit
                      Program, Series 1996
                      6.70%, 3/1/00 ......................        749,370
                                                               ----------
                              Nevada - 3.8%
  5,000,000           Clark County, Nevada, School District,
                      Series A
                      7.00%, 6/15/05, (MBIA) .............      5,774,950
  2,000,000           Nevada State, General Obligation,
                      Series A
                      6.45%, 8/1/98 ......................      2,034,700
                                                               ----------
                                                                7,809,650
                                                               ----------
                      New Jersey - 1.1%
  2,000,000           New Jersey State, General Obligation,
                       Series 1991
                      5.90%, 8/1/02 ......................      2,140,200
                                                               ----------
                      New York - 2.7%
                      New York, New York, General
                      Obligation:
  1,000,000            Series 1997L
                       5.25%, 8/1/00 .....................      1,023,700
  1,450,000            Series L
                       5.00%, 8/1/01 .....................      1,477,158
  1,000,000           New York State, Dormitory Authority
                      Revenue, State University
                      Educational Facilities
                      5.00%, 5/15/03 .....................      1,025,420
  1,000,000           New York State, Environmental
                      Facilities, Refunding State Water
                      Subordinated Revolving Fund
                      5.50%, 6/15/03 .....................      1,055,610
  1,000,000           New York State, Power Authority,
                      General Purpose Bonds, Series Z
                      5.85%, 1/1/00 ......................      1,034,900
                                                               ----------
                                                                5,616,788
                                                               ----------
                                Ohio - 0.7%
    940,000           Cincinnati, Ohio, The Student Loan
                      Funding Corp., Student Loan
                      Revenue, Series 1993A
                      5.50%, 12/1/01 .....................        961,667

                                   EVERGREEN
                       Short-Intermediate Municipal Fund

                      Schedule of Investments (continued)

                         November 30, 1997 (Unaudited)




      Principal
       Amount                                                           Value
MUNICIPAL OBLIGATIONS - continued
                      Ohio - continued
$  500,000            Ohio State, Public Facilities
                      Commission of Higher Education,
                      Capital Facilities, Series II-C
                      4.70%, 12/1/97 ........................     $  500,035
                                                                  ----------
                                                                   1,461,702
                                                                  ----------
                       Pennsylvania - 2.3%
 1,000,000            Berks County, Pennsylvania, Municipal
                      Authority, Reading Hospital Medical
                      Center Project
                      5.00%, 10/1/02 ........................      1,029,810
 1,000,000            Lancaster County, Pennsylvania,
                      Hospital Authority Revenue (The
                      Lancaster General Hospital Project),
                      Series 1992
                      5.60%, 7/1/00, (AMBAC) ................      1,035,740
 1,950,000            Philadelphia, Pennsylvania, Water and
                      Sewer Revenue, 16th Series
                      7.50%, 8/1/10 .........................      2,198,196
   500,000            State of Pennsylvania, General
                      Obligation, Series 1971
                      6.00%, 12/15/98 .......................        502,080
                                                                  ----------
                                                                   4,765,826
                                                                  ----------
                      South Carolina - 1.4%
   500,000            Charleston County, South Carolina,
                      Airport System Refunding Revenue,
                      Series 1993
                      8.25%, 7/1/00, (MBIA) .................        549,465
 2,200,000            South Carolina State, General
                      Obligation, Series W
                      6.00%, 5/1/99 .........................      2,263,360
                                                                  ----------
                                                                   2,812,825
                                                                  ----------
                      South Dakota - 0.5%
 1,000,000            South Dakota State, Housing
                      Development, Homeownership
                      Mortgage, Series J
                      4.60%, 5/1/02, (FNMA) .................      1,002,900
                                                                  ----------
                              Texas - 4.0%
 1,000,000            Austin, Texas, Utility Systems Revenue,
                      Series A
                      9.50%, 5/15/15 ........................      1,124,180
   500,000            City of Dallas, Texas, General Obligation
                      5.90%, 2/15/01 ........................        526,345
 1,300,000            Dallas County, Texas, Tax-Permanent
                      Improvements, Series 1992A
                      6.00%, 8/15/01 ........................      1,382,810
 1,000,000            Houston, Texas, General Obligation,
                      Series 1992C
                      5.70%, 3/1/01 .........................      1,045,470
 1,315,000            North Texas, Health Facilities
                      Development Corp., Limited Regional
                      Health Care Systems Inc. Project
                      4.40%, 9/1/01 .........................      1,323,521
   505,000            San Antonio, Texas, Independent School
                      District, Public Facilities Corp.
                      Revenue, Series 1996
                      5.00%, 10/15/00, (AMBAC) ..............        516,383
 1,215,000            Texas State, Department of Housing
                      and Community Affairs, Single Family
                      Mortgage Revenue, Series 1996E
                      4.45%, 3/1/99, (MBIA) .................      1,220,419


      Principal
       Amount                                                           Value
MUNICIPAL OBLIGATIONS - continued
                      Texas - continued
$1,000,000            Victoria County, Texas, Hospital
                      Revenue, Citizens Medical Center
                      5.50%, 1/1/01 .........................     $1,038,160
                                                                  ----------
                                                                   8,177,288
                                                                  ----------
                               Utah - 4.1%
   245,000            Utah State, Housing Finance Agency,
                      Single Family Mortgage Refunding
                      Revenue, Series 1993A
                      5.20%, 1/1/01 .........................        250,130
                      Utah State, Intermountain Power
                      Agency:
                       Power Supply Revenue, Series C
 2,500,000             6.00%, 7/1/00, (MBIA) ................      2,612,425
                       Special Obligation, Series B
 5,000,000             6.50%, 7/1/04, (MBIA) ................      5,576,750
                                                                  ----------
                                                                   8,439,305
                                                                  ----------
                            Vermont - 2.4%
 4,385,000            Vermont State, General Obligation
                      6.00%, 12/1/06, (AMBAC) ...............      4,857,440
                                                                  ----------
                           Virginia - 3.6%
 5,000,000            Roanoke, Virginia, Industrial
                      Development Authority, Roanoke
                      Memorial Hospital
                      6.50%, 7/1/25, (MBIA) .................      5,289,450
 2,000,000            Virginia State, Public School Authority
                      Revenue, Series B
                      6.75%, 1/1/00 .........................      2,045,180
                                                                  ----------
                                                                   7,334,630
                                                                  ----------
                         Washington - 6.9%
 5,000,000            Washington State, General Obligation,
                      Series R93B
                      4.88%, 10/1/02 ........................      5,135,200
 2,950,000            Washington State, General Obligation
                      Revenue, Motor Vehicle Fuel Tax,
                      Series R-92D
                      5.60%, 9/1/01 .........................      3,097,234
 1,360,000            Washington State, Public Power Supply,
                      Series B
                      5.00%, 7/1/01 .........................      1,389,050
                      Washington State, Public Power Supply,
                      Systems Nuclear Project No. 2
                      Revenue Bond:
   675,000             Series 1992A
                       5.00%, 7/1/99 ........................        683,930
 3,500,000             Series C
                       7.63%, 7/1/10 ........................      3,897,950
                                                                  ----------
                                                                  14,203,364
                                                                  ----------
                          Wisconsin - 2.1%
 1,000,000            Milwaukee, Wisconsin, General
                      Obligation Corp. Purpose Bonds,
                      Public Improvements, Series BZ
                      6.30%, 6/15/01 ........................      1,070,220

                                   EVERGREEN
                       Short-Intermediate Municipal Fund

                      Schedule of Investments (continued)

                         November 30, 1997 (Unaudited)


    Principal
     Amount                                               Value
MUNICIPAL OBLIGATIONS - continued
                Wisconsin - continued
                Milwaukee, Wisconsin, Metropolitan
                Sewage District, General Obligation:
 $  1,000,000    Series 1989A
                7.00%, 9/1/01 ....................    $  1,097,420
    2,000,000    Series A
                 6.50%, 10/1/98 ..................       2,042,980
                                                      ------------
                                                         4,210,620
                                                      ------------
                Total Municipal Obligations
                (cost $193,928,137)...............     197,949,561
                                                      ------------


   Shares                                             Value
MUTUAL FUND SHARES - 1.8%
(cost $3,728,000)
 3,728,000   Federated Municipal Obligation Fund  $  3,728,000
                                                  ------------

             Total Investments
             (cost $197,656,137).....  98.3%       201,677,561
             Other Assets and
             Liabilities - Net ......   1.7          3,493,714
                                      -----       ------------
             Net Assets ............. 100.0%      $205,171,275
                                      =====       ============


Summary of Abbreviations:
AMBAC American Municipal Bond Assurance Corp.
COP   Certificate of Participation
FGIC  Financial Guaranty Insurance Corp.
FNMA  Federal National Mortgage Association
MBIA  Municipal Bond Investors Assurance Corp.



                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Tax Free Income Fund

                            Schedule of Investments

                         November 30, 1997 (Unaudited)


       Principal
        Amount                                                           Value
MUNICIPAL OBLIGATIONS - 99.6%
                            Alabama - 0.2%
     $    240,000       Alabama Housing Finance Agency,
                        Single Family Mortgage,
                        10.75%, 6/1/13 .......................     $  259,123
                                                                   ----------
                             Alaska - 0.3%
          300,000       Alaska Housing Finance Corp.,
                        Collateralized Home Mortgage,
                        8.75%, 12/1/16 .......................        308,175
                                                                   ----------
                            Arizona - 0.5%
          500,000       Salt River Project Arizona Agricultural
                        Improvement,
                        5.00%, 1/1/20 ........................        485,670
                                                                   ----------
                         California - 8.3%
          500,000       Anaheim, California, Public Financing
                        Authority, Series C,
                        6.00%, 9/1/16 ........................        551,310
        1,000,000       California State Revenue Bond,
                        5.00%, 10/1/23 .......................        963,540
        1,020,000       California State, Department Water
                        Resources, Central Valley Project
                        Revenue, Water Systems, Series S,
                        5.00%, 12/1/16 .......................        995,489
        2,115,000       Central Coast, California, Water
                        Authority Revenue, State Water
                        Project, Regional Facilities,
                        Series A,
                        5.00%, 10/1/16, (AMBAC) ..............      2,066,757
        1,785,000       East Bay, California, Municipal Utility
                        District, Water System Revenue,
                        5.00%, 6/1/16, (FGIC) ................      1,734,467
          500,000       Santa Clara County, California,
                        Financing Authority, Lease
                        Revenue, Refunding, Series A,
                        5.00%, 11/15/17, (AMBAC) .............        485,220
        1,295,000        Santa Maria, California, Water and
                        Waste Revenue, COP, Capital
                        Appreciation, Subordinated
                        Debenture, Series A,
                        (effective yield 5.42%) (a),
                        0.00%, 8/1/12, (AMBAC) ...............        597,254
        2,450,000        Victor Valley, California, Joint Union
                        High School District, Capital
                        Appreciation,
                        (effective yield 5.69%) (a),
                        0.00%, 9/1/13, (MBIA) ................      1,070,479
                                                                   ----------
                                                                    8,464,516
                                                                   ----------
                           Colorado - 6.7%
                        City and County of Denver, Colorado,
                        Airport System, Series A:
          200,000        7.25%, 11/15/25 .....................        228,806
        1,000,000        8.00%, 11/15/25 .....................      1,109,405
          750,000        8.75%, 11/15/23 .....................        879,052
          750,000       City and County of Denver, Colorado,
                        Airport System, Series B,
                        7.25%, 11/15/12 ......................        838,182
        1,100,000       City and County of Denver, Colorado,
                        Airport System, Series D,
                        7.75%, 11/15/13 ......................      1,373,999


       Principal
        Amount                                                           Value
MUNICIPAL OBLIGATIONS - continued
                        Colorado - continued
                        Colorado Public Highway Authority,
                        Senior, Series A:
     $  1,000,000        5.00%, 9/1/15, (MBIA) ...............     $  982,500
        1,500,000        5.00%, 9/1/21 .......................      1,443,495
                                                                   ----------
                                                                    6,855,439
                                                                   ----------
                        District of Columbia - 2.2%
        2,000,000       District of Columbia Hospital
                        Revenue, Medlantic Healthcare,
                        Refunding, Series A,
                        6.00%, 8/15/11, (MBIA) ...............      2,191,880
                                                                   ----------
                           Florida - 10.0%
          250,000       Florida State, Board of Education,
                        Capital Outlay, Series A,
                        5.00%, 1/1/11 ........................        251,053
          500,000       Florida State, Department of
                        Transportation, Right of Way,
                        Series B,
                        5.00%, 7/1/27 ........................        479,235
        1,500,000       Indian Trace District, Florida,
                        Community Development District,
                        Water Management Special
                        Benefit Assessment,
                        5.00%, 5/1/17, (MBIA) ................      1,462,905
        2,000,000       Orange County, Florida, Health
                        Facilities Authority, Orlando
                        Hospital Regional Healthcare,
                        Series A,
                        6.25%, 10/1/18 .......................      2,268,040
          495,000       Orange County, Florida, Housing
                        Finance Authority, GNMA and
                        FNMA Mortgage-Backed Securities
                        Program,
                        6.85%, 10/1/27 .......................        535,209
        1,000,000       Sarasota County, Florida, Utility
                        Systems Revenue,
                        6.50%, 10/1/22, (FGIC) ...............      1,137,470
        2,640,000       Tallahassee, Florida, Health Facilities,
                        Tallahassee Memorial Regional
                        Medical Project,
                        6.63%, 12/1/13, (MBIA) ...............      3,003,686
          960,000       Tampa, Florida, Subordinated
                        Guaranteed Entitlement Revenue,
                        Series 1988B,
                        8.40%, 10/1/08 (b) ...................        995,558
                                                                   ----------
                                                                   10,133,156
                                                                   ----------
                           Illinois - 2.2%
          910,000       Chicago, Illinois, Gas Supply
                        Revenue, People's Gas, Light and
                        Coke Co., Series A,
                        8.10%, 5/1/20 ........................        999,034
        1,000,000       Illinois Health Facilities Authority,
                        United Medical Center,
                        8.38%, 7/1/12 ........................      1,191,930
                                                                   ----------
                                                                    2,190,964
                                                                   ----------
                            Indiana - 3.3%
        1,300,000       Indiana Municipal Power Supply
                        Systems Revenue,
                        5.50%, 1/1/16 ........................      1,348,308

                                   EVERGREEN
                              Tax Free Income Fund

                      Schedule of Investments (continued)

                         November 30, 1997 (Unaudited)




       Principal
        Amount                                                         Value
MUNICIPAL OBLIGATIONS - continued
                        Indiana - continued
     $  1,640,000       St. Joseph County, Indiana,
                        Educational Facilities Revenue,
                        University of Notre Dame,
                        6.50%, 3/1/26 ......................     $1,968,213
                                                                 ----------
                                                                  3,316,521
                                                                 ----------
                             Louisiana - 1.5%
        1,415,000       Louisiana Public Facilities Authority,
                        Health and Education, Prerefunded,
                        7.90%, 12/1/15 .....................      1,491,325
                                                                 ----------
                         Massachusetts - 7.9%
                        Massachusetts Bay Transportation
                        Authority, Series A:
          600,000        5.00%, 3/1/16 .....................        584,478
        1,875,000        6.25%, 3/1/12 .....................      2,103,113
        1,000,000        7.00%, 3/1/11 .....................      1,203,670
        1,950,000        7.00%, 3/1/21 .....................      2,432,995
        1,490,000       Massachusetts State Housing
                        Finance Agency, Residential
                        Housing, Series A,
                        8.40%, 8/1/21 ......................      1,543,759
          500,000       Massachusetts State Industrial
                        Finance Agency, Senior Lien,
                        Massachusetts Recycling
                        Association,
                        9.00%, 8/1/16 (d) ..................        187,500
                                                                 ----------
                                                                  8,055,515
                                                                 ----------
                              Michigan - 0.6%
          500,000       Monroe County, Michigan, Economic
                        Development Corp.,
                        Detroit Edison Co.,
                        6.95%, 9/1/22, (FGIC) ..............        619,535
                                                                 ----------
                             Minnesota - 0.6%
          595,000       Minnesota Housing Finance Agency,
                        Single Family Mortgage, Series A,
                        8.20%, 8/1/19 ......................        612,017
                                                                 ----------
                                Nevada - 1.0%
        1,000,000        Clark County, Nevada, Passenger
                        Facilities Charge Revenue, Las
                        Vegas McCarran International
                        Airport, 1992 Series A,
                        6.00%, 7/1/22, (AMBAC) .............      1,051,310
                                                                 ----------
                        New Jersey - 5.6%
        1,000,000        New Jersey Economic Development
                        Authority, Water Facilities Revenue,
                        New Jersey American Water Co.,
                        Inc. Project,
                        6.50%, 4/1/22, (FGIC) ..............      1,077,000
        4,325,000       Salem County, New Jersey, Pollution
                        Control Financing Authority, Waste
                        Disposal Revenue,
                        6.50%, 11/15/21 ....................      4,635,622
                                                                 ----------
                                                                  5,712,622
                                                                 ----------
                        New Mexico - 3.8%
        1,950,000        Albuquerque, New Mexico, Joint
                        Water and Sewer System Revenue,
                        Capital Appreciation, Series A,
                        (effective yield 5.42%) (a),
                        0.00%, 7/1/08, (FGIC) ..............      1,164,891


       Principal
        Amount                                                         Value
MUNICIPAL OBLIGATIONS - continued
                        New Mexico - continued
     $  1,560,000       New Mexico Mortgage Finance
                        Authority, Single Family Mortgage,
                        8.63%, 7/1/17, (FGIC) ..............     $1,607,658
        1,000,000       University of New Mexico, University
                        Revenue, Series A,
                        6.00%, 6/1/21 ......................      1,106,530
                                                                 ----------
                                                                  3,879,079
                                                                 ----------
                        New York - 9.2%
        2,500,000       New York City, New York, GO,
                        Series G,
                        6.75%, 2/1/09 ......................      2,833,000
                        New York State Dormitory Authority,
                        State University Educational
                        Facilities Revenue:
          800,000        Series A,
                         5.25%, 5/15/15 ....................        822,080
        1,300,000        Series C,
                         7.38%, 5/15/10 ....................      1,568,437
        1,600,000       New York State Local Government
                        Assistance Corp., Series A,
                        5.50%, 4/1/17 ......................      1,636,272
        1,000,000       New York State Thruway Authority,
                        Highway and Bridge Trust Fund,
                        Series B,
                        5.00%, 4/1/17, (FSA) ...............        965,010
          805,000       New York State Urban Development
                        Corp., Higher Education Technology
                        Grants,
                        6.00%, 4/1/10, (MBIA) ..............        868,152
          650,000       Triborough Bridge and Tunnel
                        Authority, New York, General
                        Purpose, Series A
                        5.13%, 1/1/17 ......................        639,438
                                                                 ----------
                                                                  9,332,389
                                                                 ----------
                                  Ohio - 2.3%
        1,000,000       Montgomery County, Ohio, Hospital
                        Revenue, Kettering Medical Center,
                        6.25%, 4/1/20 ......................      1,132,100
        1,250,000       North Olmsted, Ohio, GO,
                        5.00%, 12/1/16, (AMBAC) ............      1,222,913
                                                                 ----------
                                                                  2,355,013
                                                                 ----------
                          Pennsylvania - 8.0%
        1,000,000       Allegheny County, Pennsylvania,
                        Airport Revenue, Series B,
                        5.00%, 1/1/17, (MBIA) ..............        972,330
        1,000,000       North Wales, Pennsylvania, Water
                        Authority,
                        5.00%, 11/1/22, (FGIC) .............        968,230
        1,500,000       Pennsylvania Convention Center
                        Authority, Series A,
                        (effective yield 5.39%) (a),
                        0.00%, 9/1/08, (FGIC) ..............        895,410
        1,750,000       Pennsylvania State, Industrial
                        Development Authority Revenue,
                        Economic Development,
                        6.00%, 1/1/12, (AMBAC) .............      1,873,935
        1,000,000       Philadelphia, Pennsylvania, Hospital
                        and Higher Education Facilities,
                        Community College, Series B,
                        6.50%, 5/1/07, (MBIA) ..............      1,131,880

                                   EVERGREEN
                              Tax Free Income Fund

                      Schedule of Investments (continued)

                         November 30, 1997 (Unaudited)


    Principal
     Amount                                               Value
MUNICIPAL OBLIGATIONS - continued
                Pennsylvania - continued
 $  4,000,000   Pittsburgh, Pennsylvania, School
                District, Capital Appreciation,
                Series B, (effective yield 5.42%)
                (a),
                0.00%, 8/1/09, (AMBAC) ...........    $  2,282,520
                                                      ------------
                                                         8,124,305
                                                      ------------
                South Carolina - 0.5%
      500,000   Piedmont Municipal Power Agency,
                South Carolina, Electric Revenue,
                5.38%, 1/1/25, (MBIA) ............         506,874
                                                      ------------
                  Tennessee - 5.6%
    2,000,000   Bristol, Tennessee, Health and
                Education Authority, Bristol
                Memorial Hospital,
                6.75%, 9/1/10, (FGIC) ............       2,342,860
                Knox County, Tennessee, Health and
                Education Facilities, Fort Sanders
                Hospital Alliance:
    1,000,000    Series B
                 7.25%, 1/1/10, (MBIA) ...........       1,204,900
    1,000,000    Series C
                 5.25%, 1/1/15, (MBIA) ...........       1,015,670
    1,000,000    Metropolitan Government of
                Nashville and Davidson County,
                Tennessee Water and Sewer, step
                bond, (effective yield 5.20%) (a),
                0.00%, 1/1/12, (FGIC) ............       1,173,380
                                                      ------------
                                                         5,736,810
                                                      ------------
                     Texas - 11.4%
      500,000   Austin, Texas, Utility Systems
                Revenue, Capital Appreciation
                Refunding,
                (effective yield 5.30%) (a),
                0.00%, 11/15/11, (AMBAC) .........         245,025
    2,000,000   Bexar, Texas, Metropolitan Water
                District Waterworks,
                5.88%, 5/1/22, (MBIA) ............       2,087,760
    3,000,000   Brazos River Authority, Texas,
                Revenue Refunding, Houston Light
                and Power Project
                8.10%, 5/1/19, (MBIA) ............       3,108,780
    1,990,000   Harris County, Texas, Health
                Facilities
                Development Corp., Hospital
                Revenue, Memorial Hospital
                Systems Project, Series A,
                6.00%, 6/1/12 ....................       2,177,995
    1,000,000    Harris County, Texas,
                Toll Road, Senior Lien, Series A,
                7.00%, 8/15/10 ...................       1,202,860


    Principal
     Amount                                               Value
MUNICIPAL OBLIGATIONS - continued
                Texas - continued
 $  3,000,000   Houston, Texas, Water and Sewer
                System Revenue, Jr. Lien,  Series C,
                (effective yield 5.55%) (a),
                0.00%, 12/1/11, (AMBAC) ..........    $  1,466,820
    1,090,000   Montgomery County, Texas, Capital
                Appreciation Refunding,
                (effective yield 5.35%) (a),
                0.00%, 3/1/10, (MBIA) ............         578,605
    1,125,000   Texas Municipal Power Agency
                Revenue,
                (effective yield 7.09%) (a),
                0.00%, 9/1/08, (AMBAC) ...........         666,630
                                                      ------------
                                                        11,534,475
                                                      ------------
                       Utah - 0.5%
      750,000   Intermountain Power Agency, Utah,
                Power Supply Refunding, Series A,
                (effective yield 6.95%) (a),
                0.00%, 7/1/07 ....................         472,560
                                                      ------------
                 Washington - 5.0%
    3,000,000   Chelan County, Washington, Public
                Utilities District, Series A,
                (effective yield 5.53%) (a),
                0.00%, 6/1/09 ....................       1,694,880
    1,000,000   Tacoma, Washington, Electric System
                Revenue, Series 1994,
                6.25%, 1/1/15, (FGIC) ............       1,071,240
    1,000,000   Washington State GO, Series A,
                6.75%, 2/1/15 ....................       1,179,510
    1,000,000   Washington State Public Power
                Supply System, Nuclear Project #2,
                Series C,
                7.63%, 7/1/10 (b) ................       1,113,930
                                                      ------------
                                                         5,059,560
                                                      ------------
                Puerto Rico - 2.4%
    2,000,000   Commonwealth of Puerto Rico, GO,
                7.00%, 7/1/10, (MBIA) ............       2,421,580
                                                      ------------
                Total Municipal Obligations
                (cost $96,026,749) ...............     101,170,413
                                                      ------------
SHORT-TERM MUNICIPAL SECURITIES - 0.3%
                    Wyoming - 0.3%
      270,000   Uinta County, Wyoming, Pollution
                Control Revenue,
                3.85%, 12/1/22 (c)
                (cost $270,000) ..................         270,000
                                                      ------------
                Total Investments
                 (cost $96,296,749) .....  99.9%       101,440,413
                Other Assets and
                Liabilities - Net .......   0.1            133,926
                                          -----       ------------
                Net Assets .............. 100.0%      $101,574,339
                                          =====       ============

(a) Effective yield (calculated at date of purchase) is the yield at which the bond accretes on an annual basis until its maturity date.
(b) At November 30, 1997, these securities were pledged to cover margin requirements for open futures contracts.
(c) Security is a variable rate demand note which is payable on demand at par on no more than seven calendar days' notice given by the Fund to the issuer or other parties not affiliated with the issuer. Interest rates are determined and reset by the issuer daily or weekly depending upon the terms of the security. The interest rates presented for these securities are those in effect at November 30, 1997.
(d) Securities which have defaulted on payment of interest and/or principal. The Fund has stopped accruing income on those so identified.

                                   EVERGREEN
                              Tax Free Income Fund

                      Schedule of Investments (continued)

                         November 30, 1997 (Unaudited)

Summary of Abbreviations:
AMBAC American Municipal Bond Assurance Corp.
COP   Certificates of Participation
FGIC  Financial Guaranty Insurance Corp.
FNMA  Federal National Mortgage Association
FSA   Financial Security Assurance Corp.
GNMA  Government National Mortgage Association
GO    General Obligation
MBIA  Municipal Bond Investors Assurance Corp.




FUTURES CONTRACTS - SHORT POSITIONS

                                                                                                                    Unrealized
                     Number                                            Initial Contract          Value at         Appreciation/
Expiration        of Contracts                                              Amount          November 30, 1997     (Depreciation)
--------------   --------------                                       ------------------   -------------------   ---------------
December '97          86          5 Year U.S. Treasury Note Index         $9,295,412            $9,260,412          $ (35,000)
December '97          24          Municipal Bond Index                     2,899,750             2,904,475              4,725

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         National Municipal Bond Funds

                      Statements of Assets and Liabilities

                         November 30, 1997 (Unaudited)



                                                                                         High Grade
                                                                                            Fund
                                                                                     -----------------
Assets
 Investments at market value (identified cost - $101,286,172, $197,656,137 and
  $96,296,749, respectively)........................................................   $ 106,614,315
 Cash ..............................................................................             306
 Interest receivable ...............................................................       1,955,001
 Receivable for investments sold ...................................................         502,521
 Receivable for Fund shares sold ...................................................          96,143
 Receivable for daily variation margin on open futures contracts ...................               0
 Prepaid expenses and other assets .................................................          45,364
------------------------------------------------------------------------------------   -------------
   Total assets ....................................................................     109,213,650
------------------------------------------------------------------------------------   -------------
Liabilities
 Payable for investments purchased .................................................       5,476,505
 Dividends payable .................................................................         136,008
 Distribution fees payable .........................................................          80,025
 Due to related parties ............................................................          45,112
 Accrued Trustees' fees and expenses ...............................................           5,387
 Payable for Fund shares redeemed ..................................................           1,682
 Due to custodian bank .............................................................               0
 Accrued expenses and other liabilities ............................................          64,819
------------------------------------------------------------------------------------   -------------
   Total liabilities ...............................................................       5,809,538
------------------------------------------------------------------------------------   -------------
Net assets .........................................................................   $ 103,404,112
====================================================================================   =============
Net assets represented by
 Paid-in capital ...................................................................   $  97,305,043
 Undistributed net investment income (accumulated distributions in excess of net
  investment income) ...............................................................         124,532
 Accumulated net realized gain (loss) on investments and futures contracts .........         646,394
 Net unrealized appreciation on investments and futures contracts ..................       5,328,143
------------------------------------------------------------------------------------   -------------
   Total net assets ................................................................   $ 103,404,112
====================================================================================   =============
Net assets consist of
 Class A ...........................................................................   $  45,998,662
 Class B ...........................................................................      32,328,925
 Class C ...........................................................................               -
 Class Y ...........................................................................      25,076,525
------------------------------------------------------------------------------------   -------------
   Total net assets ................................................................  $ 103,404,112
====================================================================================   =============
Shares outstanding
 Class A ...........................................................................       4,101,659
 Class B ...........................................................................       2,882,720
 Class C ...........................................................................               -
 Class Y ...........................................................................       2,236,001
------------------------------------------------------------------------------------   -------------
Net asset value per share
 Class A ...........................................................................   $       11.21
====================================================================================   =============
 Class A - Offering price (based on sales charge of 4.75%, 3.25% and 4.75%,
  respectively) ....................................................................   $       11.77
====================================================================================   =============
 Class B ...........................................................................   $       11.21
====================================================================================   =============
 Class C ...........................................................................               -
====================================================================================   =============
 Class Y ...........................................................................   $       11.21
====================================================================================   =============

                                                                                                                Tax Free
                                                                                       Short-Intermediate       Income
                                                                                              Fund               Fund
                                                                                     --------------------- ---------------
Assets
 Investments at market value (identified cost - $101,286,172, $197,656,137 and
  $96,296,749, respectively)........................................................     $201,677,561       $101,440,413
 Cash ..............................................................................                0              1,447
 Interest receivable ...............................................................        3,817,843          1,481,827
 Receivable for investments sold ...................................................                0                  0
 Receivable for Fund shares sold ...................................................          176,161             10,000
 Receivable for daily variation margin on open futures contracts ...................                0              5,968
 Prepaid expenses and other assets .................................................           54,200             38,199
-------------------------------------------------------------------------------------    ------------       ------------
   Total assets ....................................................................      205,725,765        102,977,854
-------------------------------------------------------------------------------------    ------------       ------------
Liabilities
 Payable for investments purchased .................................................                0                  0
 Dividends payable .................................................................          177,298            171,511
 Distribution fees payable .........................................................           11,431             42,190
 Due to related parties ............................................................           35,034             40,532
 Accrued Trustees' fees and expenses ...............................................            6,859              3,136
 Payable for Fund shares redeemed ..................................................          173,262          1,092,659
 Due to custodian bank .............................................................          128,325                  0
 Accrued expenses and other liabilities ............................................           22,281             53,487
-------------------------------------------------------------------------------------    ------------       ------------
   Total liabilities ...............................................................          554,490          1,403,515
-------------------------------------------------------------------------------------    ------------       ------------
Net assets .........................................................................     $205,171,275       $101,574,339
=====================================================================================    ============       ============
Net assets represented by
 Paid-in capital ...................................................................     $201,688,998       $ 98,562,693
 Undistributed net investment income (accumulated distributions in excess of net
  investment income) ...............................................................                0           (245,279)
 Accumulated net realized gain (loss) on investments and futures contracts .........         (539,147)        (1,856,464)
 Net unrealized appreciation on investments and futures contracts ..................        4,021,424          5,113,389
-------------------------------------------------------------------------------------    ------------       ------------
   Total net assets ................................................................     $205,171,275       $101,574,339
=====================================================================================    ============       ============
Net assets consist of
 Class A ...........................................................................     $  4,572,263       $ 66,825,229
 Class B ...........................................................................        6,209,437         26,216,479
 Class C ...........................................................................                -          8,532,631
 Class Y ...........................................................................      194,389,575                  -
------------------------------------------------------------------------------------     ------------       ------------
                                                                                         $205,171,275       $101,574,339
====================================================================================     ============       ============
Shares outstanding
 Class A ...........................................................................          449,778          6,676,928
 Class B ...........................................................................          610,203          2,644,273
 Class C ...........................................................................                -            860,374
 Class Y ...........................................................................       19,103,142                  -
-------------------------------------------------------------------------------------    ------------       ------------
Net asset value per share
 Class A ...........................................................................     $      10.17       $      10.01
=====================================================================================    ============       ============
 Class A - Offering price (based on sales charge of 4.75%, 3.25% and 4.75%,
  respectively) ....................................................................     $      10.51       $      10.51
=====================================================================================    ============       ============
 Class B ...........................................................................     $      10.18       $       9.91
=====================================================================================    ============       ============
 Class C ...........................................................................                -       $       9.92
=====================================================================================    ============       ============
 Class Y ...........................................................................     $      10.18                  -
=====================================================================================    ============       ============

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         National Municipal Bond Funds

                            Statements of Operations

                 Six Months Ended November 30, 1997 (Unaudited)


                                                                                             High Grade
                                                                                                Fund
                                                                                           -------------
Investment income
 Interest ................................................................................  $2,798,121
------------------------------------------------------------------------------------------  ----------
Expenses
 Management fee ..........................................................................     256,875
 Distribution Plan expenses ..............................................................     219,355
 Transfer agent fees .....................................................................      60,753
 Printing fees ...........................................................................      38,547
 Custodian fees ..........................................................................      29,248
 Administrative services fees ............................................................      17,644
 Professional fees .......................................................................      13,646
 Registration and filing fees ............................................................      12,542
 Trustees' fees and expenses .............................................................       1,884
 Other ...................................................................................       5,277
 Fee waivers by investment manager .......................................................           0
------------------------------------------------------------------------------------------  ----------
  Total expenses .........................................................................     655,771
 Less: Indirectly paid expenses ..........................................................         (41)
------------------------------------------------------------------------------------------  ----------
  Net expenses ...........................................................................     655,730
------------------------------------------------------------------------------------------  ----------
 Net investment income ...................................................................   2,142,391
==========================================================================================  ==========
Net realized and unrealized gain on investments and futures contracts
 Net realized gain (loss) on:
  Investments ............................................................................   1,911,107
  Futures contracts ......................................................................           0
------------------------------------------------------------------------------------------  ----------
 Net realized gain on investments and futures contracts ..................................   1,911,107
------------------------------------------------------------------------------------------  ----------
 Net change in unrealized appreciation (depreciation) on:
  Investments ............................................................................   1,125,429
  Futures contracts ......................................................................           0
------------------------------------------------------------------------------------------  ----------
 Net change in unrealized appreciation (depreciation) on investments and futures             1,125,429
------------------------------------------------------------------------------------------  ----------
  contracts
-------------------------------------------------------------------------------------------
 Net realized and unrealized gain on investments and futures contracts ...................   3,036,536
------------------------------------------------------------------------------------------  ----------
 Net increase in net assets resulting from operations ....................................  $5,178,927
==========================================================================================  ==========

                                                                                                                    Tax Free
                                                                                             Short-Intermediate      Income
                                                                                                    Fund              Fund
                                                                                           --------------------- -------------
Investment income
 Interest ................................................................................      $1,428,654        $3,122,606
-------------------------------------------------------------------------------------------     ----------        ----------
Expenses
 Management fee ..........................................................................         149,134           332,778
 Distribution Plan expenses ..............................................................          35,444           275,956
 Transfer agent fees .....................................................................          26,443            65,595
 Printing fees ...........................................................................          15,945            13,566
 Custodian fees ..........................................................................          12,816            12,805
 Administrative services fees ............................................................               0             2,024
 Professional fees .......................................................................          14,209             1,463
 Registration and filing fees ............................................................          16,520            42,226
 Trustees' fees and expenses .............................................................             989             6,676
 Other ...................................................................................           2,051             4,454
 Fee waivers by investment manager .......................................................         (11,968)                0
-------------------------------------------------------------------------------------------     ----------        ----------
  Total expenses .........................................................................         261,583           757,543
 Less: Indirectly paid expenses ..........................................................            (400)           (1,066)
-------------------------------------------------------------------------------------------     ----------        ----------
  Net expenses ...........................................................................         261,183           756,477
-------------------------------------------------------------------------------------------     ----------        ----------
 Net investment income ...................................................................       1,167,471         2,366,129
===========================================================================================     ==========        ==========
Net realized and unrealized gain on investments and futures contracts
 Net realized gain (loss) on:
  Investments ............................................................................         142,619         2,291,322
  Futures contracts ......................................................................               0          (614,857)
-------------------------------------------------------------------------------------------     ----------        ----------
 Net realized gain on investments and futures contracts ..................................         142,619         1,676,465
-------------------------------------------------------------------------------------------     ----------        ----------
 Net change in unrealized appreciation (depreciation) on:
  Investments ............................................................................         183,645           868,549
  Futures contracts ......................................................................               0             7,225
-------------------------------------------------------------------------------------------     ----------        ----------
 Net change in unrealized appreciation (depreciation) on investments and futures                   183,645           875,774
-------------------------------------------------------------------------------------------     ----------        ----------
  contracts
-------------------------------------------------------------------------------------------
 Net realized and unrealized gain on investments and futures contracts ...................         326,264         2,552,239
-------------------------------------------------------------------------------------------     ----------        ----------
 Net increase in net assets resulting from operations ....................................      $1,493,735        $4,918,368
===========================================================================================     ==========        ==========

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         National Municipal Bond Funds

                      Statements of Changes in Net Assets

                 Six Months Ended November 30, 1997 (Unaudited)


                                                                                           High Grade
                                                                                              Fund
                                                                                        ---------------
Operations
 Net investment income ................................................................  $  2,142,391
 Net realized gain on investments and futures contracts ...............................     1,911,107
 Net change in unrealized appreciation (depreciation) on investments and futures
  contracts ...........................................................................     1,125,429
---------------------------------------------------------------------------------------  ------------
  Net increase in net assets resulting from operations ................................     5,178,927
---------------------------------------------------------------------------------------  ------------
Distributions to shareholders from
 Net investment income
  Class A .............................................................................    (1,000,889)
  Class B .............................................................................      (581,803)
  Class C .............................................................................             0
  Class Y .............................................................................      (559,699)
---------------------------------------------------------------------------------------  ------------
  Total distributions to shareholders .................................................    (2,142,391)
---------------------------------------------------------------------------------------  ------------
Capital share transactions
 Shares issued in connection with the acquisition of:
  Evergreen Short Intermediate Municipal Fund - California ............................             0
  Common Trust Fund - Intermediate Tax Exempt Bond Fund ...............................             0
 Proceeds from shares sold ............................................................     6,478,867
 Proceeds from reinvestment of distributions ..........................................     1,204,270
 Payment for shares redeemed ..........................................................    (9,444,783)
---------------------------------------------------------------------------------------  ------------
  Net increase (decrease) in net assets resulting from capital share transactions .....    (1,761,646)
---------------------------------------------------------------------------------------  ------------
   Total increase (decrease) in net assets ............................................     1,274,890
Net assets
 Beginning of period ..................................................................   102,129,222
---------------------------------------------------------------------------------------  ------------
 End of period ........................................................................  $103,404,112
=======================================================================================  ============
Undistributed net investment income (accumulated distributions in excess of net
 investment income) ...................................................................  $    124,532
=======================================================================================  ============



                                                                                          Short-Intermediate       Tax Free
                                                                                                 Fund           Income Fund
                                                                                        --------------------- ---------------
Operations
 Net investment income ................................................................     $   1,167,471      $   2,366,129
 Net realized gain on investments and futures contracts ...............................           142,619          1,676,465
 Net change in unrealized appreciation (depreciation) on investments and futures
  contracts ...........................................................................           183,645            875,774
----------------------------------------------------------------------------------------    -------------      -------------
  Net increase in net assets resulting from operations ................................         1,493,735          4,918,368
----------------------------------------------------------------------------------------    -------------      -------------
Distributions to shareholders from
 Net investment income
  Class A .............................................................................          (114,650)        (1,633,540)
  Class B .............................................................................           (97,638)          (534,576)
  Class C .............................................................................                 0           (199,125)
  Class Y .............................................................................          (955,183)                 0
----------------------------------------------------------------------------------------    -------------      -------------
  Total distributions to shareholders .................................................        (1,167,471)        (2,367,241)
----------------------------------------------------------------------------------------    -------------      -------------
Capital share transactions
 Shares issued in connection with the acquisition of:
  Evergreen Short Intermediate Municipal Fund - California ............................        14,473,407                  0
  Common Trust Fund - Intermediate Tax Exempt Bond Fund ...............................       148,714,787                  0
 Proceeds from shares sold ............................................................         6,406,648          1,003,980
 Proceeds from reinvestment of distributions ..........................................           714,271          1,191,429
 Payment for shares redeemed ..........................................................       (10,570,703)       (16,501,996)
----------------------------------------------------------------------------------------    -------------      -------------
  Net increase (decrease) in net assets resulting from capital share transactions .....       159,738,410        (14,306,587)
----------------------------------------------------------------------------------------    -------------      -------------
   Total increase (decrease) in net assets ............................................       160,064,674        (11,755,460)
Net assets
 Beginning of period ..................................................................        45,106,601        113,329,799
----------------------------------------------------------------------------------------    -------------      -------------
 End of period ........................................................................     $ 205,171,275      $ 101,574,339
========================================================================================    =============      =============
Undistributed net investment income (accumulated distributions in excess of net
 investment income) ...................................................................     $           0      $    (245,279)
========================================================================================    =============      =============

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         National Municipal Bond Funds

                      Statements of Changes in Net Assets

                                 Prior Periods


                                        High Grade Fund               Short-Intermediate Fund
                               --------------------------------- ----------------------------------
                                 Nine Months                        Nine Months
                                    Ended          Year Ended          Ended          Year Ended
                                May 31, 1997*   August 31, 1996    May 31, 1997*   August 31, 1996
                               --------------- ----------------- ---------------- -----------------
Operations
 Net investment income .......  $   3,542,168    $   5,304,418    $    1,936,277   $    2,353,029
 Net realized gain on
  investments and futures
  contracts ..................        640,025        1,622,360            18,940          161,202
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and futures
  contracts ..................        982,691       (1,135,792)          139,624         (564,810)
------------------------------  -------------    -------------    --------------   --------------
  Net increase in net
   assets resulting from
   operations ................      5,164,884        5,790,986         2,094,841        1,949,421
------------------------------  -------------    -------------    --------------   --------------
Distributions to
 shareholders from
 Net investment income
  Class A ....................     (1,696,428)      (2,655,984)         (755,942)        (541,615)
  Class B ....................       (934,247)      (1,385,989)         (159,979)        (229,080)
  Class C ....................              0                0                 0                0
  Class Y ....................       (929,415)      (1,262,445)       (1,020,356)      (1,582,334)
 In excess of net
  investment income
  Class A ....................              0                0                 0                0
  Class B ....................              0                0                 0                0
  Class C ....................              0                0                 0                0
------------------------------  -------------    -------------    --------------   --------------
  Total distributions to
   shareholders ..............     (3,560,090)      (5,304,418)       (1,936,277)      (2,353,029)
------------------------------  -------------    -------------    --------------   --------------
Capital share transactions
 Proceeds from shares sold....      9,286,983       16,695,647         9,393,392       37,737,994
 Proceeds from shares
  issued in acquisition of
  Keystone Texas Tax Free
  Fund .......................              0                0                 0                0
 Proceeds from
  reinvestment of
  distributions ..............      2,003,093        3,093,850           973,716        1,651,747
 Payment for shares
  redeemed ...................    (18,667,515)     (30,410,409)      (35,446,549)     (22,410,625)
------------------------------  -------------    -------------    --------------   --------------
  Net increase (decrease)
   in net assets resulting
   from capital share
   transactions ..............     (7,377,439)     (10,620,912)      (25,079,441)      16,979,116
------------------------------  -------------    -------------    --------------   --------------
   Total increase
    (decrease) in net
    assets ...................     (5,772,645)     (10,134,344)      (24,920,877)      16,575,508
Net assets
 Beginning of period .........    107,901,867      118,036,211        70,027,478       53,451,970
------------------------------  -------------    -------------    --------------   --------------
 End of period ...............  $ 102,129,222    $ 107,901,867    $   45,106,601   $   70,027,478
==============================  =============    =============    ==============   ==============
Undistributed net investment
 income (accumulated
 distributions in excess of
 net investment income) ......  $     124,532    $     115,656    $            0   $            0
==============================  =============    =============    ==============   ==============

                                      Tax Free Income Fund
                               -----------------------------------
                                  Six Months
                                     Ended          Year Ended
                                May 31, 1997**   November 30, 1996
                               ---------------- ------------------
Operations
 Net investment income .......  $   2,755,244     $   6,794,938
 Net realized gain on
  investments and futures
  contracts ..................      1,262,611         1,999,413
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and futures
  contracts ..................     (2,704,951)       (4,259,520)
------------------------------- -------------     -------------
  Net increase in net
   assets resulting from
   operations ................      1,312,904         4,534,831
------------------------------- -------------     -------------
Distributions to
 shareholders from
 Net investment income
  Class A ....................     (1,868,216)       (4,538,414)
  Class B ....................       (649,369)       (1,498,516)
  Class C ....................       (262,024)         (758,007)
  Class Y ....................              0                 0
 In excess of net
  investment income
  Class A ....................        (73,369)          (31,491)
  Class B ....................        (25,502)          (10,398)
  Class C ....................        (10,290)           (5,260)
------------------------------- -------------     -------------
  Total distributions to
   shareholders ..............     (2,888,770)       (6,842,086)
------------------------------- -------------     -------------
Capital share transactions
 Proceeds from shares sold....      1,652,335         6,339,187
 Proceeds from shares
  issued in acquisition of
  Keystone Texas Tax Free
  Fund .......................              0         5,119,680
 Proceeds from
  reinvestment of
  distributions ..............      1,527,184         3,629,202
 Payment for shares
  redeemed ...................    (17,530,768)      (31,540,948)
------------------------------- -------------     -------------
  Net increase (decrease)
   in net assets resulting
   from capital share
   transactions ..............    (14,351,249)      (16,452,879)
------------------------------- -------------     -------------
   Total increase
    (decrease) in net
    assets ...................    (15,927,115)      (18,760,134)
Net assets
 Beginning of period .........    129,256,914       148,017,048
------------------------------- -------------     -------------
 End of period ...............  $ 113,329,799     $ 129,256,914
=============================== =============     =============
Undistributed net investment
 income (accumulated
 distributions in excess of
 net investment income) ......  $    (244,167)    $    (245,552)
=============================== =============     =============

*   During the period, the Fund changed its fiscal year end from August 31 to
                          May 31.
** During the period, the Fund changed its fiscal year end from November 30 to May 31.

                  See Combined Notes to Financial Statements.

               Combined Notes to Financial Statements (Unaudited)


1. ORGANIZATION


The Evergreen National Municipal Bond Funds consist of Evergreen High Grade Tax Free Fund ("High Grade Fund"), Evergreen Short-Intermediate Municipal Fund ("Short-Intermediate Fund") and Evergreen Tax Free Income Fund (formerly, Keystone Tax Free Income Fund) ("Tax Free Income Fund") which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. The High Grade Fund, Short-Intermediate Fund and Tax Free Income Fund are collectively referred to herein as the "Funds".

The Funds offer Class A, Class B, Class C or Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75% for both the High Grade and Tax Free Income Funds and a maximum front-end sales charge of 3.25% for the Short-Intermediate Fund. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares of Tax Free Income Fund purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares of Tax Free Income Fund purchased prior to January 1, 1997 retain their existing conversion rights. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of
December 30, 1994.


2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
An independent pricing service values each Fund's municipal bonds at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue. Securities for which valuations are not available from an independent pricing service, including restricted securities, are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Futures Contracts
In order to gain exposure to or protect against changes in security values, Tax Free Income Fund may buy and sell futures contracts.


The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

C. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

D. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable income, net tax-exempt income and net capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

E. Distributions
Distributions from net investment income for the Funds are declared daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for market discount on securities.

F. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.


3. CAPITAL SHARE TRANSACTIONS

The High Grade and Short-Intermediate Funds have an unlimited number of shares of beneficial interest with a par value of $0.0001 authorized. The Tax Free Income Fund has an unlimited number of shares of beneficial interest with no par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C or Class Y. Transactions in shares of the Funds were as follows:

--------------------------------------------------------------------------------
HIGH GRADE FUND




                                                      Six Months Ended              Nine Months Ended
                                                      November 30, 1997               May 31, 1997
                                                ----------------------------- -----------------------------
                                                    Shares         Amount         Shares         Amount
                                                ------------- --------------- ------------- ---------------
Class A
Shares sold ...................................     127,960    $  1,426,027       138,267    $  1,503,579
Shares issued in reinvestment of distributions       53,841         600,943        91,672         998,917
Shares redeemed ...............................    (287,609)     (3,194,718)     (737,802)     (8,010,676)
----------------------------------------------- -----------   -------------   -----------   -------------
Net decrease ..................................    (105,808)   $ (1,167,748)     (507,863)   $ (5,508,180)
----------------------------------------------- -----------   -------------   -----------   -------------
Class B
Shares sold ...................................     209,560    $  2,332,428       418,834    $  4,553,869
Shares issued in reinvestment of distributions       30,756         343,297        50,410         549,306
Shares redeemed ...............................    (284,791)     (3,171,884)     (546,605)     (5,937,166)
----------------------------------------------- -----------   -------------   -----------   -------------
Net decrease ..................................     (44,475)   $   (496,159)      (77,361)   $   (833,991)
----------------------------------------------- -----------   -------------   -----------   -------------
Class Y
Shares sold ...................................     244,116    $  2,720,412       296,083    $  3,229,535
Shares issued in reinvestment of distributions       23,295         260,030        41,755         454,870
Shares redeemed ...............................    (275,999)     (3,078,181)     (434,833)     (4,719,673)
----------------------------------------------- -----------   -------------   -----------   -------------
Net decrease ..................................      (8,588)   $    (97,739)      (96,996)   $ (1,035,268)
=============================================== ===========   =============   ===========   =============



                                                           Year Ended
                                                        August 31, 1996
                                                --------------------------------
                                                     Shares          Amount
                                                --------------- ----------------
Class A
Shares sold ...................................       728,801    $   7,875,800
Shares issued in reinvestment of distributions        144,023        1,571,241
Shares redeemed ...............................    (1,652,697)     (17,891,048)
-------------------------------------------------------------   --------------
Net decrease ..................................      (779,873)   $  (8,444,007)
-------------------------------------------------------------   --------------
Class B
Shares sold ...................................       420,508    $   4,595,803
Shares issued in reinvestment of distributions         75,686          825,507
Shares redeemed ...............................      (691,236)      (7,495,373)
-------------------------------------------------------------   --------------
Net decrease ..................................      (195,042)   $  (2,074,063)
-------------------------------------------------------------   --------------
Class Y
Shares sold ...................................       387,417    $   4,224,044
Shares issued in reinvestment of distributions         63,909          697,102
Shares redeemed ...............................      (455,583)      (5,023,988)
-------------------------------------------------------------   --------------
Net decrease ..................................        (4,257)   $    (102,842)
=============================================================   ==============

--------------------------------------------------------------------------------
SHORT-INTERMEDIATE FUND



                                                            Six Months Ended               Nine Months Ended
                                                           November 30, 1997                  May 31, 1997
                                                     ------------------------------ --------------------------------
                                                         Shares          Amount          Shares          Amount
                                                     -------------- --------------- --------------- ----------------
Class A
Shares issued in acquisition of:
 Evergreen Short-Intermediate Municipal
  Fund-California ..................................          736    $      7,495               0    $           0
Shares sold ........................................       56,252         570,605         182,673        1,860,992
Shares issued in reinvestment of distributions .....        9,120          92,613          17,182          174,056
Shares redeemed ....................................     (218,093)     (2,213,937)     (2,348,922)     (23,711,903)
---------------------------------------------------- ------------   -------------   -------------   --------------
Net increase (decrease) ............................     (151,985)   $ (1,543,224)     (2,149,067)   $ (21,676,855)
---------------------------------------------------- ------------   -------------   -------------   --------------
Class B
Shares issued in acquisition of:
 Evergreen Short-Intermediate Municipal
  Fund-California ..................................        6,897    $     70,307               0    $           0
Shares sold ........................................       40,383         410,143         144,261        1,461,443
Shares issued in reinvestment of distributions .....        7,123          72,416          11,819          119,733
Shares redeemed ....................................     (111,492)     (1,132,788)       (224,553)      (2,272,638)
---------------------------------------------------- ------------   -------------   -------------   --------------
Net increase (decrease) ............................      (57,089)   $   (579,922)        (68,473)   $    (691,462)
---------------------------------------------------- ------------   -------------   -------------   --------------
Class Y
Shares issued in acquisition of:
 Evergreen Short-Intermediate Municipal
  Fund-California ..................................    1,412,138    $ 14,395,605               0    $           0
 Common Trust Fund - Intermediate Tax Exempt
  Bond Fund ........................................   14,616,570     148,714,787               0                0
Shares sold ........................................      533,840       5,425,900         600,756        6,070,957
Shares issued in reinvestment of distributions .....       54,021         549,242          67,156          679,927
Shares redeemed ....................................     (710,749)     (7,223,978)       (934,601)      (9,462,008)
---------------------------------------------------- ------------   -------------   -------------   --------------
Net increase (decrease) ............................   15,905,820    $161,861,556        (266,689)   $  (2,711,124)
==================================================== ============   =============   =============   ==============



                                                               Year Ended
                                                             August 31, 1996
                                                     -------------------------------
                                                          Shares          Amount
                                                     --------------- ---------------
Class A
Shares issued in acquisition of:
 Evergreen Short-Intermediate Municipal
  Fund-California ..................................             0    $           0
Shares sold ........................................     2,806,176       28,333,550
Shares issued in reinvestment of distributions .....        24,978          253,579
Shares redeemed ....................................      (750,660)      (7,689,314)
------------------------------------------------------------------   --------------
Net increase (decrease) ............................     2,080,494    $  20,897,815
------------------------------------------------------------------   --------------
Class B
Shares issued in acquisition of:
 Evergreen Short-Intermediate Municipal
  Fund-California ..................................             0    $           0
Shares sold ........................................       291,382        2,967,713
Shares issued in reinvestment of distributions .....        16,079          163,265
Shares redeemed ....................................      (166,441)      (1,686,967)
------------------------------------------------------------------   --------------
Net increase (decrease) ............................       141,020    $   1,444,011
------------------------------------------------------------------   --------------
Class Y
Shares issued in acquisition of:
 Evergreen Short-Intermediate Municipal
  Fund-California ..................................             0    $           0
 Common Trust Fund - Intermediate Tax Exempt
  Bond Fund ........................................             0                0
Shares sold ........................................       635,204        6,436,731
Shares issued in reinvestment of distributions .....       121,645        1,234,903
Shares redeemed ....................................    (1,283,965)     (13,034,344)
------------------------------------------------------------------   --------------
Net increase (decrease) ............................      (527,116)   $  (5,362,710)
==================================================================   ==============

--------------------------------------------------------------------------------
TAX FREE INCOME FUND


                                                           Six Months Ended                Six Months Ended
                                                           November 30, 1997                 May 31, 1997
                                                     ----------------------------- --------------------------------
                                                         Shares         Amount          Shares          Amount
                                                     ------------- --------------- --------------- ----------------
Class A
Shares sold ........................................      30,321    $    301,912          32,393    $     317,311
Shares issued in acquisition of Keystone Texas
 Tax Free Fund .....................................           0               0               0                0
Shares issued in reinvestment of distributions .....      82,837         825,745         105,269        1,024,777
Shares redeemed ....................................    (861,176)     (8,572,690)     (1,038,464)     (10,140,338)
---------------------------------------------------- -----------   -------------   -------------   --------------
Net decrease .......................................    (748,018)   $ (7,445,033)       (900,802)   $  (8,798,250)
---------------------------------------------------- -----------   -------------   -------------   --------------
Class B
Shares sold ........................................      64,573    $    634,871         136,707    $   1,324,403
Shares issued in acquisition of Keystone Texas
 Tax Free Fund .....................................           0               0               0                0
Shares issued in reinvestment of distributions .....      25,413         250,985          35,437          341,830
Shares redeemed ....................................    (420,079)     (4,143,042)       (568,355)      (5,489,766)
---------------------------------------------------- -----------   -------------   -------------   --------------
Net increase (decease) .............................    (330,093)   $ (3,257,186)       (396,211)   $  (3,823,533)
---------------------------------------------------- -----------   -------------   -------------   --------------
Class C
Shares sold ........................................       6,816    $     67,197           1,101    $      10,621
Shares issued in acquisition of Keystone Texas
 Tax Free Fund .....................................           0               0               0                0
Shares issued in reinvestment of distributions .....      11,614         114,699          16,648          160,577
Shares redeemed ....................................    (383,615)     (3,786,264)       (195,509)      (1,900,664)
---------------------------------------------------- -----------   -------------   -------------   --------------
Net decrease .......................................    (365,185)   $ (3,604,368)       (177,760)   $  (1,729,466)
==================================================== ===========   =============   =============   ==============



                                                                Year Ended
                                                            November 30, 1996
                                                     --------------------------------
                                                          Shares          Amount
                                                     --------------- ----------------
Class A
Shares sold ........................................       181,417    $   1,689,450
Shares issued in acquisition of Keystone Texas
 Tax Free Fund .....................................       131,228        1,269,729
Shares issued in reinvestment of distributions .....       243,221        2,380,811
Shares redeemed ....................................    (1,600,793)     (15,690,464)
------------------------------------------------------------------   --------------
Net decrease .......................................    (1,044,927)   $ (10,350,474)
------------------------------------------------------------------   --------------
Class B
Shares sold ........................................       332,958    $   3,194,770
Shares issued in acquisition of Keystone Texas
 Tax Free Fund .....................................       374,545        3,592,334
Shares issued in reinvestment of distributions .....        80,112          776,860
Shares redeemed ....................................      (773,268)      (7,498,073)
------------------------------------------------------------------   --------------
Net increase (decease) .............................        14,347    $      65,891
------------------------------------------------------------------   --------------
Class C
Shares sold ........................................       140,724    $   1,454,967
Shares issued in acquisition of Keystone Texas
 Tax Free Fund .....................................        26,855          257,617
Shares issued in reinvestment of distributions .....        48,553          471,531
Shares redeemed ....................................      (857,965)      (8,352,411)
------------------------------------------------------------------   --------------
Net decrease .......................................      (641,833)   $  (6,168,296)
==================================================================   ==============

4. SECURITIES TRANSACTIONS


Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended November 30, 1997:


                                       Cost of       Proceeds
                                      Purchases     from Sales
                                   -------------- --------------
  High Grade Fund ................  $ 49,848,383   $53,564,973
  Short-Intermediate Fund ........   170,334,783    19,677,298
  Tax Free Income Fund ...........    41,567,751    61,125,924

As of May 31, 1997, the Funds had capital loss carryovers for federal income tax purposes as follows:



                                                Expiration
                                   -------------------------------------
                                        2002         2003        2004
                                   ------------- ----------- -----------
          High Grade Fund ........  $1,265,000           -           -
          Short-Intermediate Fund            -    $249,000    $433,000
          Tax Free Income Fund ...   2,704,000     867,000           -

5. DISTRIBUTION PLANS


Evergreen Distributor, Inc. (formerly, Evergreen Keystone Distributor, Inc.) ("EDI"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS"), serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans for each class of shares, except Class Y, as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit a fund to reimburse its principal underwriter for costs related to selling shares of the fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the fund, are paid by the fund through expenses called "Distribution Plan expenses". Each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net assets of the class. The expenses are currently limited to 0.25% annually of the average daily net assets of the Class A shares of the High Grade and Tax Free Income Funds and limited to 0.10% annually of the average daily net assets of the Class A shares of the Short-Intermediate Fund. Class B and Class C shares also pay distribution fees equal to 0.75% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly.

During the six months ended November 30, 1997, amounts paid to EDI pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:


                                    Class A    Class B     Class C
                                   --------- ----------- ----------
  High Grade Fund ................  $57,564   $161,791          -
  Short-Intermediate Fund ........    2,924     32,520          -
  Tax Free Income Fund ...........   85,548    138,752    $51,656

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts the Fund is permitted to pay under the Distribution Plans. Tax Free Income Fund may reimburse the principal underwriter for such excess amounts in later years with annual interest at prime plus 1.00%. EDI intends to seek full payment of such distribution costs from Tax Free Income Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.

Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, for Tax Free Income Fund, after the termination of any Distribution Plan and subject to the discretion of the Independent Trustees, payments to EDI may continue as compensation for services which had been provided while the Distribution Plan was in effect.


6. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND OTHER AFFILIATED
TRANSACTIONS

Capital Management Group of First Union National Bank ("CMG"), a subsidiary of First Union, serves as the investment adviser to the High Grade Fund and is paid a management fee that is computed daily and paid monthly at an annual rate of 0.50% of the Fund's average daily net assets.

Evergreen Investment Services, Inc. (formerly, Evergreen Keystone Investment Services, Inc.) ("EIS"), a wholly-owned subsidiary of Keystone Investment Management Company ("Keystone"), is the administrator and BISYS is sub-administrator to each Fund. As sub-administrator to the Funds, BISYS provides the officers of the Funds. The administrator and sub-administrator for each Fund are entitled to an annual fee based on the average daily net assets of the funds administered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisers. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net assets of each Fund. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and decline to .004% per annum as net assets increase, to the average daily net assets of each Fund

Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly-owned subsidiary of First Union, is the investment adviser for the Short-Intermediate Fund and is paid a management fee that is computed daily and paid monthly at an annual rate of 0.50% of the Fund's average daily net assets. Out of its fee, Evergreen Asset pays EIS for its services as administrator, BISYS for its services as sub-administrator and Lieber & Company, an affiliate of First Union, for its services as sub-adviser.

Keystone, a subsidiary of First Union, is the investment adviser for Tax Free Income Fund and is paid a management fee that is computed daily and paid monthly. The management fee is computed at an annual rate of 2.00% of Tax Free Income Fund's gross investment income plus an amount determined by applying percentage rates, starting at 0.50% and declining to 0.25% per annum as net assets increase, to the average daily net assets of the Fund. For the Tax Free Income Fund, the sub-administration fee is paid by Keystone and is not a fund expense.

During the six months ended November 30, 1997, High Grade Fund and Tax Free Income Fund paid or accrued to EIS $14,497 and $2,024, respectively, for certain administrative services.

During the six months ended November 30, 1997, the investment adviser for the Short-Intermediate Fund waived its management fees in the amount of $11,968.

Evergreen Service Company (formerly, Evergreen Keystone Service Company) ("ESC"), a wholly-owned subsidiary of Keystone, serves as the transfer and dividend disbursing agent for the Funds.

For certain accounts, First Union had been sub-contracted to maintain shareholder sub-account records, take fund purchase and redemption orders and answer inquiries. During the six months ended November 30, 1997, First Union earned no fee for each account of the High Grade and Short-Intermediate Funds.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

At November 30, 1997, First Union National Bank of North Carolina, a wholly-owned subsidiary of First Union, owned directly or beneficially, 78% of the outstanding shares of Short-Intermediate Fund.


7. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.


8. ACQUISITIONS

On July 31, 1997, Short-Intermediate Fund acquired substantially all the assets and assumed certain liabilities of Evergreen Short-Intermediate Municipal Fund-California in exchange for Class A, Class B and Class Y shares of Short-Intermediate Fund.

Also, on November 21, 1997, Short-Intermediate Fund acquired substantially all the assets and assumed certain liabilities of Common Trust Fund - Intermediate Tax Exempt Bond Fund in exchange for Class Y shares of Short-Intermediate Fund.


On April 30, 1996, Tax Free Income Fund acquired substantially all the assets and assumed certain liabilities of Keystone Texas Tax Free Fund in exchange for Class A, Class B and Class C shares of Tax Free Income Fund.

These acquisitions were accomplished by a tax-free exchange of the respective shares of each fund. The value of net assets acquired, number of shares issued, unrealized appreciation acquired and the aggregate net assets of each fund immediately after the acquisition are as follows:


                                                                Value of Net      Number of      Unrealized       Net Assets
Acquiring Fund                       Acquired Fund            Assets Acquired   Shares Issued   Appreciation   After Acquisition
-------------------------- --------------------------------- ----------------- --------------- -------------- ------------------
                                       Evergreen
                                  Short-Intermediate
Short-Intermediate Fund ..    Municipal Fund - California       $ 14,473,407       1,419,771     $  203,594      $ 59,045,106
                           Common Trust Fund - Intermediate
Short-Intermediate Fund ..       Tax Exempt Bond Fund            148,714,787      14,616,570      3,195,888       194,719,999
                                       Keystone
Tax Free Income Fund .....        Texas Tax Free Fund              5,119,680         532,628         81,550       140,303,798

9. DEFERRED TRUSTEES' FEES


Each Independent Trustee of the High Grade and Short-Intermediate Funds may defer any or all compensation related to performance of their duties as trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Funds Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of November 30, 1997, the value of the Trustees' deferral account was $5,387 for the High Grade Fund and $6,463 for the Short-Intermediate Fund.


10. FINANCING AGREEMENT

On October 31, 1996, a financing agreement among participating Evergreen Funds, State Street Bank & Trust ("State Street") and a group of banks (the "Banks") became effective. Under this agreement, the Banks provided an unsecured credit facility in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly among the Banks. Borrowings under this facility bore interest at 0.75% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum was incurred on the unused portion of the committed facility, which was allocated to all participating funds. State Street served as agent for the Banks, and as agent was entitled to a fee of $15,000 which was allocated to participating Evergreen Funds. This agreement was terminated on October 31, 1997.

On October 31, 1997, a temporary financing agreement between all of the Evergreen Funds and First Union became effective. Under this agreement, First Union provides a fully committed unsecured credit facility in the aggregate amount of $300 million. Borrowings under this facility bear interest at 1.00% per annum above the Federal Funds rate. State Street serves as administrative agent under this agreement, but receives no compensation for its services.

During the six months ended November 30, 1997, the Funds had no borrowings under these agreements.


11. CONCENTRATION OF CREDIT RISK

The Short-Intermediate Fund invested a substantial portion of its assets in issuers located in a single state, therefore, it may be affected by economic and political developments in that state or region.

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

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

64756                                                                 541257 RV2
                                                                            1/98

                                   BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                 CHARLOTTE, NC
                                 PERMIT NO. 136


     [EVERGREEN FUNDS LOGO APPEARS HERE]
                 SINCE 1932
             201 S. College St.
            Charlotte, NC 28288

                                EVERGREEN FUNDS
                      EVERGREEN INVESTMENT SERVICES, INC.
                              200 Berkeley Street
                             Boston, MA 02116-5034



Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, NW
Washington, D.C.

Attn: File Room

Re:  THE EVERGREEN NATIONAL MUNICIPAL BOND FUNDS:

           Evergreen Investment Trust
              Evergreen High Grade Tax Free Fund
                 File No. 811-4154
                 CCC 4apyfsr*
                 CIK 0000757440

           Evergreen Municipal Trust
              Evergreen Short-Intermediate Municipal Fund
                 File No. 811-5579
                 CCC 4#95fcsi
                 CIK 0000836375

           Evergreen Tax Free Income Fund
                 File No. 811-4951
                 CCC dcv2#rwt
                 CIK 0000808334

Commissioners:

Please be advised that the Semi-annual Report for the above referenced Trust(s) were submitted to your office on February 5, 1998, via electronic transmission (EDGAR).

Any questions or comments about this document should be directed to the undersigned at (617) 210-3258.

                                       Very Truly Yours,

                                       /s/ Laura Yong
                                       Laura Yong
                                       Assistant Vice President









                                 COREFUNDS, INC.
                       Statement of Additional Information

                                November 1, 1997


                                TABLE OF CONTENTS

THE COMPANY..........................................................B-2
INVESTMENT POLICIES..................................................B-3
INVESTMENT RESTRICTIONS..............................................B-10
TEMPORARY INVESTMENTS................................................B-15
SPECIAL CONSIDERATIONS...............................................B-17
PURCHASE AND REDEMPTION INFORMATION..................................B-17
NET ASSET VALUE......................................................B-19
DIVIDENDS............................................................B-20
PERFORMANCE .........................................................B-21
ADDITIONAL INFORMATION CONCERNING TAXES..............................B-27
DESCRIPTION OF SHARES................................................B-30
DIRECTORS AND OFFICERS...............................................B-32
INVESTMENT ADVISER...................................................B-33
SUB-ADVISERS.........................................................B-35
PORTFOLIO TRANSACTIONS...............................................B-37
ADMINISTRATOR........................................................B-39
DISTRIBUTOR..........................................................B-41
EXPENSES.............................................................B-43
LEGAL COUNSEL........................................................B-44
MISCELLANEOUS........................................................B-44
PRINCIPAL HOLDERS OF SECURITIES......................................B-44
FINANCIAL STATEMENTS.................................................B-53
APPENDIX.............................................................B-54



         This Statement of Additional Information is meant to be read in conjunction with the applicable Prospectuses for the portfolios offered by CoreFunds, Inc. dated November 1, 1997, and is incorporated by reference in its entirety into those Prospectuses. Because this Statement of Additional Information is not itself a Prospectus, no investment in shares of any portfolio should be made solely upon the information contained herein. Copies of the Prospectuses for the portfolios may be obtained by writing CoreFunds, Inc., c/o SEI Investments, P.O. Box 470, Wayne, Pennsylvania 19087-0470, or by telephoning 1-800-355-CORE.

                                   THE COMPANY

         CoreFunds, Inc. (the "Company") is an open-end management investment company that consists of twenty-one diversified and non-diversified portfolios (the "Fund" or "Funds"). The Company is authorized to offer separate series of shares of beneficial interest (the "Shares") of each Fund. Shareholders may purchase Shares through four separate classes, Class Y, Class A, Class B, and
Class C, which provide for variations in sales charges, distribution costs, transfer agent fees, voting rights, and dividends. Except for these differences between the Class Y, Class A, Class B and Class C Shares, each Share of each Fund represents an equal proportionate interest in that Fund. See "Description of Shares."

THE FUNDS

         The information disclosed herein relates to all of the Funds, and all of the Classes of Shares of the Funds, unless otherwise noted. Sections that are particular to a certain Fund will be so referenced, or the Funds may be grouped according to types of investment, as illustrated below.

EQUITY FUNDS:

- Equity Index Fund
- Core Equity Fund
- Growth Equity Fund
- Special Equity Fund
- International Growth Fund
- Balanced Fund

FIXED INCOME FUNDS:

- Short Term Income Fund
- Short-Intermediate Bond Fund
- Government Income Fund
- Bond Fund
- Global Bond Fund


TAX-EXEMPT FIXED INCOME FUNDS:

 - Intermediate Municipal Bond Fund
 - Pennsylvania Municipal Bond Fund
 - New Jersey Municipal Bond Fund

TAXABLE MONEY MARKET FUNDS:

- Treasury Reserve
- Cash Reserve
- Elite Treasury Reserve
- Elite Cash Reserve
- Elite Government Reserve*

TAX-EXEMPT MONEY MARKET FUNDS:
- Tax-Free Reserve
- Elite Tax-Free Reserve

*  This Fund has not yet commenced operations


SALE OF SHARES

         Class Y Shares in the Funds are sold primarily to various types of institutional investors, which may include CoreStates Bank, N.A., and its affiliates and correspondent banks, for the investment of their own funds or funds for which they serve in a fiduciary, agency, or custodial capacity.

         Class A, Class B and Class C Shares of the Funds are offered to the general public as well as to various types of institutional investors, which may include CoreStates Bank, N.A., and its affiliates and correspondent banks, for the investment of their own funds or funds for which they serve in a fiduciary, agency, or custodial capacity. Investors may also include shareholders of other investment companies which are advised by a Fund's adviser or sub-adviser, and whose assets a Fund acquires in a tax-free reorganization, who propose to become shareholders of the Fund as a result of such reorganization. In addition, Class C Shares are offered to cash sweep customers of CoreStates Bank, N.A.

                               INVESTMENT POLICIES

IN GENERAL

         The  following  policies  supplement  the  investment   objectives  and
policies described in the Prospectuses for the Funds set forth below.

                                         - TAX-EXEMPT MONEY MARKET FUNDS -
                                         - TAX-EXEMPT FIXED INCOME FUNDS -

MUNICIPAL SECURITIES

         Municipal securities include debt obligations issued by or on behalf of governmental entities or public authorities to obtain funds for various purposes, including the construction of a wide range of public and privately-operated facilities; the refunding of outstanding obligations; the payment of general operating expenses; and the extension of loans to public institutions and facilities.

         There are, of course, variations in the quality of municipal securities both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") described in the Appendix to this Statement of Additional Information represent their opinions as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. As Investment Adviser, CoreStates Investment Advisers, Inc. ("CoreStates Advisers") will consider such an event in determining whether a Fund should continue to hold the obligation.

         The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations to make payments on its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its municipal securities may be materially adversely affected by litigation or other conditions. For purposes of the investment limitations described in this Statement of Additional Information and the Prospectuses, the District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is considered to be an "issuer." Further, the non-governmental user of facilities financed by industrial development bonds is considered to be an "issuer." With respect to those municipal securities that are supported by a bank guarantee or other credit facility, the bank or other institution (or governmental agency) providing the guarantee or credit facility may also be considered to be an "issuer" in connection with the guarantee or facility.

         Among other types of municipal securities, the Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. In addition, these Funds may invest in other types of tax-exempt instruments such as municipal bonds, industrial development bonds and pollution control bonds, provided (for the Tax-Exempt Money Market Funds) they have remaining maturities of 397 days or less at the time of purchase.

         To the extent that certain of the Funds invest in securities of issuers located in a single state (E.G., Pennsylvania and New Jersey), the Funds are subject to the risks associated with municipal issuers in those states. In particular, these Funds are subject to the risk that issuers in those states may be affected by adverse economic conditions in those states, or by legislative or judicial actions that impair the ability of issuers in those states to make principal or interest payments on such securities.

INFORMATION ON INVESTMENT PRACTICES

         1. VARIABLE RATE DEMAND OBLIGATIONS. Variable rate demand obligations held by the Intermediate Municipal Bond, Pennsylvania Municipal Bond, New Jersey Municipal Bond and Tax-Exempt Money Market Funds may have maturities of more than 397 days, provided (i) the Funds are entitled to the payment of principal and accrued interest at specified intervals not exceeding 397 days and upon not more than 30 days' notice, or (ii) the rate of interest on such obligations is adjusted automatically at periodic intervals, which normally will not exceed 31 days but may extend up to 397 days. This 397 day limit does not apply to the Intermediate Municipal Bond Fund. The rate of interest on such notes is generally based upon the interest rates for commercial paper issued by the master demand note issuer. The rate will be adjusted automatically at periodic intervals which normally will not exceed 31 days but may extend longer. Because master demand notes are direct lending arrangements between such Fund and the issuer, they are not normally traded.

         2. WHEN-ISSUED SECURITIES. The Tax-Exempt Fixed Income and Tax-Exempt Money Market Funds may purchase municipal securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase when-issued securities, the Company will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. The Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. Therefore, it may be expected that the Fund's net assets will fluctuate to a greater degree when they set aside portfolio securities to cover such purchase commitments than when they set aside cash. In addition, because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its investment portfolios might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets. CoreStates Advisers intends, however, to take reasonable precautions in connection with the Tax-Free Money Market Funds' investment practices with respect to when-issued securities to avoid any adverse effect on a Fund's policy of maintaining a net asset value per Share at $1.00.

         When acquiring when-issued securities for a Fund, CoreStates Advisers will assess such factors as the stability or instability of prevailing interest rates, the amount and period of a Fund's commitment with respect to the when-issued securities being acquired, the interest rate to be paid on those securities, and the length of a Fund's average weighted portfolio maturity at the time.

         When a Fund engages in when-issued transactions, it relies upon the seller to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                           - SHORT TERM INCOME FUND -
                        - SHORT-INTERMEDIATE BOND FUND -
                           - GOVERNMENT INCOME FUND -
                                  - BOND FUND -
                          - ELITE GOVERNMENT RESERVE -

GNMAS

         These Funds may invest in securities issued by the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. Government corporation which guarantees the timely payment of principal and interest. Obligations of GNMA are backed by the full faith and credit of the U.S. Government. The market value and interest yield of GNMA securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be passed through to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

                            - SHORT TERM INCOME FUND-
                        - SHORT-INTERMEDIATE BOND FUND -
                              - GLOBAL BOND FUND -
                      - INTERMEDIATE MUNICIPAL BOND FUND -
                      - PENNSYLVANIA MUNICIPAL BOND FUND -
                       - NEW JERSEY MUNICIPAL BOND FUND -
                              - TAX-FREE RESERVE -

PUTS

         The Short Term Income Fund, Short-Intermediate Bond Fund, Global Bond Fund, Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund and Tax-Free Reserve reserve the right to engage in put transactions. CoreStates Advisers may purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when a Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity and to permit each Fund to meet redemptions and remain as fully invested as possible. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. Each Fund would limit its put transactions to institutions which its adviser believes present minimal credit risks, and the adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, each

Fund would be general creditor (i.e., on par with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Fund could, however, at any time, sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

         The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or a lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such option. If such a renewal cannot be negotiated on terms satisfactory to a Fund, the Fund could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put. There will not be a limit to the percentage of portfolio securities that the Funds may purchase subject to a put, but the amount paid directly or indirectly for premiums on all puts outstanding will not exceed 2% of the value of the total assets of such Fund calculated immediately after any such put is acquired. For the purpose of determining the maturity of securities purchased subject to an option to put, and for purposes of determining the dollar-weighted average maturity of a Fund including such securities, the Company will consider the maturity to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

                              - CORE EQUITY FUND -
                             - GROWTH EQUITY FUND -
                             - SPECIAL EQUITY FUND -
                          - INTERNATIONAL GROWTH FUND -


CONVERTIBLE SECURITIES

         Some securities purchased by these Funds (usually bonds, debentures or preferred stock) may have a conversion or exchange feature. This allows the holder to exchange the security for another class of security (usually common stock) according to the specific terms and conditions of the issue. The interest or dividend rate may be lower than the market rate on a comparable non-convertible security, but the market value of the convertible security will rise if the common stock price rises sufficiently. The value of a security is also affected by prevailing interest rates, the credit quality of the issuer, and any put or call provisions.

                              - CORE EQUITY FUND -
                             - SPECIAL EQUITY FUND -
                          - INTERNATIONAL GROWTH FUND -
                              - GLOBAL BOND FUND -

FUTURES AND OPTIONS

         As stated in the Prospectuses, International Growth Fund and Global Bond Fund may purchase futures contracts and purchase or sell options on securities for, among other things, the purposes of hedging against market risks related to the Fund's Portfolio securities, remaining fully invested, and reducing transaction costs and currency fluctuations. In addition, Core Equity Fund and Special Equity Fund may purchase or sell options on securities on a hedged and unhedged basis for, among other things, hedging against market risks, to remain fully invested, reduce transaction costs and increase income.

         FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instruments are traded on national futures exchanges. Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been sold, selling a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

         Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums.

         After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of an additional variation margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. These Funds expect to earn interest income on its margin deposits.

         Regulations of the Commodity Futures Trading Commission ("CFTC") permit the use of future transactions for bona fide hedging purposes without regard to the percentage of assets committed to futures margin and options premiums. In addition, CFTC regulations also allow funds to employ futures transactions for other non-hedging purposes to the extent that aggregate initial futures margins and options premiums do not exceed 5% of total assets. The International Growth and Global Bond Funds will only sell futures contracts to protect securities they own against price declines or purchase contracts to protect against an increase in the price of securities intended for purchase.

         The use of such futures contracts is an effective way in which the International Growth and Global Bond Funds may control the exposure of its income to market fluctuations. While these Funds may incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of U.S. Government securities.

         OPTIONS. Different uses of options have different risk and return characteristics. Generally, purchasing put options and writing call options are strategies designed to protect against falling securities prices. However, the use of such options can limit potential gains if prices rise. Purchasing call options and writing put options are strategies whose returns tend to rise and fall together with securities prices and can cause losses if prices fall. If securities prices remain unchanged over time option writing strategies tend to be profitable, while option buying strategies tend to decline in value.

         By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price if the option is exercised. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. Writing covered options means that so long as a Fund is obligated as the writer of a call option, it will cover the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). Apart from owning the underlying security, a Fund will be considered "covered" with respect to a put option, if it deposits and maintains liquid assets having a value equal to or greater than the exercise price of the option.

         Through the writing of call or put options, a Fund may obtain a greater current return than would be realized on the underlying securities alone. The Funds receive premiums from writing call or put options, which they retain whether or not the options are exercised. By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

         The Fund may purchase put options in order to protect portfolio holdings in an underlying security against a decline in the market value of such holdings. Such protection is provided during the life of the put because a Fund may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Any loss to a Fund is limited to the premium paid for, and transaction costs paid in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of such security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

         A Fund may wish to protect certain portfolio securities against a decline in market value at a time when no put options on those particular securities are available for purchase. The Fund may therefore purchase a put option on securities other than those it wishes to protect even though it does not hold such other securities in its portfolio. While the Fund will only purchase put option on securities where, in the opinion of the Adviser, changes in the value of the put option should generally offset changes in the value of the securities to be hedged, the correlation will be less than in transactions in which the Funds purchase put options on underlying securities they own.

         The Funds may also purchase call options. During the life of the call option, the Fund may buy the underlying security at the call exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

         The securities exchanges have established limitations governing the maximum number of options which may be written or held by an investor or group of investors acting in concert. These position limits may restrict a Fund's ability to purchase or sell options on a particular security. Similarly, the securities exchanges have also established limitations governing the maximum number of options which may be exercised by an investor or group of investors acting as concert. It is possible that with respect to a Fund, the Fund and other clients of the Adviser or any Sub-Adviser, may be considered to be a group of investors acting in concert. Thus, the number of options which a Fund may hold or write may be affected by the options transactions of other investment advisory clients of the Adviser or of any Sub-Advisers.

         RISKS ASSOCIATED WITH FUTURES AND OPTIONS. The primary risks associated with the use of futures and options are (i) imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options, and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of a Fund's underlying securities. The risk that the Funds will be unable to close out an outstanding futures and/or options position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although these Funds will not use futures and/or options contracts for speculative purposes, there is the risk that the advisers of these Funds could be incorrect in their assessment of the direction of stock prices.

                          - INTERNATIONAL GROWTH FUND -
                              - GLOBAL BOND FUND -

FORWARD CURRENCY CONTRACTS

         Forward currency contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but, rather, allow the Funds to establish a rate of exchange for a future point in time.

         When entering into a forward currency contract for the purchase or sale of a security in a foreign currency, these Funds may enter into a contract for the amount of the purchase or sale price to protect against variations between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

         Also, when the advisers anticipate that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Funds may enter into a contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the contract is entered into and the date it matures. In addition, while forward currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. The Funds will also incur costs in connection with forward currency contracts and conversions of foreign currencies into U.S. dollars.

                                  - ALL FUNDS -

ILLIQUID SECURITIES

         The Funds may invest some of their assets in illiquid securities. Each Fund's advisers, under procedures adopted by the Board of Directors, determine the liquidity of the Fund's investments. The absence of a trading market can make it difficult to determine a market value for illiquid investments. Disposing these investments can involve time-consuming negotiations and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

                                  - ALL FUNDS -

LENDING OF SECURITIES

         The Funds may lend their portfolio securities to qualified brokers, dealers, banks, and other financial institutions in exchange for cash, letters of credit, government or government agency securities as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Cash collateral received by the Funds will be invested in short-term debt securities.

         These Funds will retain most rights of beneficial ownership, including the right to receive dividends, interest, or other distributions. Voting rights pass with the lending. If a material issue affecting the investment needs to be voted upon, then the Funds will call the loans to vote proxies.

         The Funds will only loan securities to borrowers that CoreStates Advisers deems to be of good standing. Such loans still would involve the risk of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned, or the risk of delay in recovering the securities loaned, or even the loss of rights in the collateral, should the borrower fail financially.

                              - GLOBAL BOND FUND -

SWAPS

         Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if this Fund agrees to exchange payments in U.S. dollars for receipts in foreign currency, the swap agreement would tend to increase the Fund's exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending upon how the Fund uses these agreements, swap agreements may increase or decrease the overall volatility of the Global Bond Fund's investments as well as its share price and yield. The Fund will only enter swaps with counterparties that its advisers deem creditworthy.

         Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These agreements are subject to the risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions. Any obligation a Fund may have under these types of arrangements will be covered by setting aside liquid assets in a segregated account.


                             INVESTMENT RESTRICTIONS

IN GENERAL

         The Prospectuses relating to the Funds list certain investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of each Fund, as defined in the Prospectuses. The additional investment limitations and restrictions listed herein supplement those contained in the applicable Prospectuses. Except as otherwise indicated, these limitations and restrictions may be changed only by such a shareholder vote.

         The percentage limitations noted will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

FUNDAMENTAL INVESTMENT LIMITATIONS AND RESTRICTIONS

                                - EQUITY FUNDS -

The following policies are applicable to the Equity Funds, EXCEPT International Growth Fund, which is subject only to Restrictions #5, #7, #8, #10 and #11. In addition, the Core Equity and Special Equity Funds are NOT subject to Restrictions #2 and #4.

AN EQUITY FUND MAY NOT:

         1. Purchase securities on margin, sell securities short, or participate on a joint or joint and several basis in any securities trading account.

         2. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities are not hereby precluded).

         3. Purchase securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets, or where otherwise permitted by the Investment Company Act of 1940 (the "Investment Company Act").

         4. Write or purchase options, including puts, calls, straddles, spreads, or any combination thereof.

         5. Invest in any issuer for purposes of exercising control or management.

         6.       Purchase securities with legal or contractual restrictions.

         7. Purchase or retain securities of any issuer, if the Officers or Directors of the Company or its investment adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

         8. Invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation.

         9. Underwrite the securities of other issuers, except to the extent that the purchase of debt obligations directly from an issuer thereof, in accordance with an Equity Fund's investment objective, policies, and restrictions, may be deemed to be an underwriting.

         10. Purchase any securities which would cause 25% or more of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

         11. Make loans, except that each Fund may purchase or hold certain debt instruments, engage in lending of portfolio securities, in accordance with its policies and limitations, and enter into repurchase agreements, in accordance with its policies and limitations.

                             - FIXED INCOME FUNDS -

The following policies are applicable to the Fixed Income Funds (including the Tax-Exempt Fixed Income Funds).

A FIXED INCOME FUND MAY NOT:

         1. Purchase securities on margin, sell securities short, or participate on a joint or joint and several basis in any securities trading account.

         2. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities are not hereby precluded), EXCEPT that the Global Bond Fund may engage in future contracts.

         3. Purchase securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets, or where otherwise permitted by the Investment Company Act.

         4. Write or purchase options, including puts, calls, straddles, spreads, or any combination thereof, except that Government Income Fund, Intermediate Municipal Bond Fund,

                  Global Bond Fund, Pennsylvania Municipal Bond Fund and New Jersey Municipal Bond Fund may engage in put transactions.

         5.       Buy common stocks or voting securities.

         6. Invest in any issuer for purposes of exercising control or management.

         7. With respect to the Short Intermediate Bond Fund, purchase securities with legal or contractual restrictions.

         8. Invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation.

         9. Purchase or retain securities of any issuer, if the Officers or Directors of the Company or its investment adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

         10. Underwrite the securities of other issuers, except to the extent that the purchase of debt obligations directly from an issuer thereof, in accordance with a Fixed Income Fund's investment objective, policies, and restrictions, may be deemed to be an underwriting.

         11. Make loans, except that each Fund may purchase or hold certain debt instruments, engage in lending of portfolio securities, in accordance with its policies and limitations, and enter into repurchase agreements, in accordance with its policies and limitations.

                         - TAXABLE MONEY MARKET FUNDS -

The following policies are applicable to the Taxable Money Market Funds.

A TAXABLE MONEY MARKET FUND MAY NOT:

         1. Purchase securities on margin, sell securities short, or participate on a joint or joint and several basis in any securities trading account.

         2. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities are not hereby precluded).

         3. Purchase securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets, or where otherwise permitted by the Investment Company Act.

         4. Write or purchase options, including puts, calls, straddles, spreads, or any combination thereof.

         5. Buy common stocks or voting securities, or state, municipal or industrial revenue bonds.

         6. Invest in any issuer for purposes of exercising control or management.

         7.       Purchase securities with legal or contractual restrictions.

         8. Invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation.

         9. Purchase or retain securities of any issuer, if the Officers or Directors of the Company or its investment adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

         10. Underwrite the securities of other issuers, except to the extent that the purchase of debt obligations directly from an issuer thereof, in accordance with a taxable Money Market Fund's investment objective, policies, and restrictions, may be deemed to be an underwriting.

         11. Make loans, except that each Fund may purchase or hold certain debt instruments, engage in lending of portfolio securities, in accordance with its policies and limitations, and enter into repurchase agreements, in accordance with its policies and limitations.

                        - TAX-EXEMPT MONEY MARKET FUNDS -

The following policies are applicable to the Tax-Exempt Money Market Funds.

A TAX-EXEMPT MONEY MARKET FUND MAY NOT:

         1. Invest less than 80% of its total assets in securities, the interest on which is exempt from federal income tax, except during temporary defensive periods.

         2. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities are not hereby precluded).

         3. Purchase the securities of any one issuer if, as a result thereof, more than 5% of the value of its total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; provided, however, that the Fund may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law.

                  For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to an industrial development bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user. The guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued or guaranteed by the guarantor, and owned by a Tax-Exempt Money Market Fund, does not exceed 10% of the value of the Fund's total assets.

         4. Purchase securities on margin, sell securities short, or participate on a joint or joint and several basis in any securities trading account.

         5. Purchase securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets, or where otherwise permitted by the Investment Company Act.

         6. Write or purchase options, including puts, calls, straddles, spreads, or any combination thereof.

         7.       Buy common stocks or voting securities.

         8. Invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation.

         9. Invest in any issuer for purposes of exercising control or management.

         10.      Purchase securities with legal or contractual restrictions.

         11. Purchase or retain securities of any issuer, if the Officers or Directors of the Company or the Fund's investment adviser or sub-adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

         12. Underwrite the securities of other issuers, except to the extent that the purchase of debt obligations directly from an issuer thereof, in accordance with a Tax-Exempt Money Market Fund's investment objective, policies, and restrictions, may be deemed to be an underwriting.

         13. Make loans, except that each Fund may purchase or hold certain debt instruments, engage in lending of portfolio securities, in accordance with its policies and limitations, and enter into repurchase agreements, in accordance with its policies and limitations.

NON-FUNDAMENTAL INVESTMENT LIMITATIONS

         The following are non-fundamental investment restrictions that may be changed by a majority of the Board of Directors.

                                  - ALL FUNDS -

         1. With regard to Restriction #2 for each Fund, all Funds have a non-fundamental investment limitation which precludes investments in oil, gas, or other mineral leases, as well as investments in real estate limited partnerships, except for readily marketable interests in real estate investment trusts.

         2. Notwithstanding the language in Restriction #8 for each Fund, each Fund currently has no intention of investing more than 5% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation.

                              - CORE EQUITY FUND -
                             - SPECIAL EQUITY FUND -
                                - BALANCED FUND -
                           - SHORT TERM INCOME FUND -
                           - GOVERNMENT INCOME FUND -
                                  - BOND FUND -
                              - GLOBAL BOND FUND -
                      - INTERMEDIATE MUNICIPAL BOND FUND -
                      - PENNSYLVANIA MUNICIPAL BOND FUND -
                       - NEW JERSEY MUNICIPAL BOND FUND -

         Each of the above Funds may not knowingly invest more than 15% of its total assets in illiquid securities, including repurchase agreements providing for settlement more than seven days after notice.


                              TEMPORARY INVESTMENTS

IN GENERAL

         As stated in the Prospectuses, the Funds may invest a portion of their assets in certain "Temporary Investments." Short-term taxable investments which these Funds may utilize include fixed income securities (such as bonds) and/or money market instruments (such as Treasury bills, certificates of deposit, commercial paper, and repurchase agreements).

         Generally, the Equity and Tax-Exempt Money Market Funds' use of such Temporary Investments is subject to certain minimum ratings by Moody's and/or S&P. These Funds may utilize Temporary Investments that are not rated by either agency if, in the opinion of their investment adviser, they are determined to be of comparable investment quality. See the Appendix to this Statement of Additional Information for a description of applicable ratings.

                                 -EQUITY FUNDS -
                        - TAX-EXEMPT MONEY MARKET FUNDS -

         1. MONEY MARKET INSTRUMENTS. Short-term money market instruments issued in the U.S. (or abroad with respect to International Growth Fund) in which the Equity and Tax-Exempt Money Market Funds may invest temporary cash balances include bankers' acceptances, certificates of deposit, and commercial paper. Bankers' acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise which are "accepted" by a bank; meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument upon maturity. A certificate of deposit is a negotiable certificate issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Commercial paper consists of unsecured short-term promissory notes issued by corporations and must be rated at least A-1 by S&P or Prime-1 by Moody's.

         Except for International Growth Fund, the Funds will limit their purchases of bank obligations to those of domestic branches of U.S. banks having total assets at the time of purchase of $1 billion or more.

         2. GOVERNMENT OBLIGATIONS. The Equity and Tax-Exempt Money Market Funds may invest in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. U.S. Treasury bills and notes and obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the United States; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the

Treasury; others, such as those of the Fannie Mae, are supported by the discretionary authority of the U.S. Treasury to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

         In addition, International Growth Fund may invest in the obligations of foreign governments or foreign governmental agencies deemed to be creditworthy under guidelines approved by the Company's management. Such investments may include securities issued by supranational organizations, such as the European Economic Community and the World Bank, which are chartered to promote economic development and are supported by various governments and governmental entities.

         3. REPURCHASE AGREEMENTS. The Equity and Tax-Exempt Money Market Funds may enter into repurchase agreements with respect to portfolio securities. Under the terms of a repurchase agreement, a Fund purchases securities ("collateral") from financial institutions such as banks and broker-dealers ("seller") which are deemed to be creditworthy under guidelines approved by the Funds' management, subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund (plus interest) negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio securities). The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at not less than 100% of the repurchase price, and securities subject to repurchase agreements are held by the Custodian in the Federal Reserve's book-entry system. Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. Repurchase agreements are considered to be loans by the Funds under the Investment Company Act.

         4. REVERSE REPURCHASE AGREEMENTS. The Equity and Tax-Exempt Money Market Funds may borrow money for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Fund enters into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it places in a segregated custodial account liquid assets having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Funds under the Investment Company Act.

         5. FIXED INCOME SECURITIES. The Equity Funds may make short-term investments in investment-grade fixed income debt securities (such as bonds and notes) issued by banks, corporations, and the U.S. Government or governmental entities. The Equity Funds anticipate that their investments in investment-grade debt securities will be generally in those with the most active trading markets. See the attached Appendix for a description of investment-grade securities ratings.

         In addition, International Growth Fund may invest in fixed income investment-grade debt securities of foreign governments or foreign governmental entities. See the attached Appendix for a description of investment-grade securities ratings.

                             SPECIAL CONSIDERATIONS

                                - EQUITY FUNDS -

COMMON STOCKS

         An investment in Shares of the Equity Funds should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of securities held by an Equity Fund or the general condition of the stock markets may worsen, and the value of the securities held by the Fund and, therefore, the value of the Fund's Shares may decline.

         The rights of holders of common stocks to receive payments from the issuers of such common stocks are generally inferior to those of creditors, or holders of preferred stocks of such issuers. Holders of common stocks of the type held by the Equity Funds have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors, and have a right to participate in amounts available for distribution by the issuer upon liquidation only after all other claims on the issuer have been paid or provided for. By contrast, holders of preferred stocks generally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, frequently on a cumulative basis, but do not participate in other amounts available for distribution by the issuing corporation. Common stocks do not represent a secured obligation of the issuer and therefore do not offer an assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest, and dividends, which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock, or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding. Thus, the value of such securities held by the Equity Funds may be expected to fluctuate.

                        - TAX-EXEMPT MONEY MARKET FUNDS -
                        - TAX-EXEMPT FIXED INCOME FUNDS -

MUNICIPAL SECURITIES

         From time to time, proposals have been introduced in Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities, and the Funds cannot predict what legislation relating to municipal securities, if any, may be introduced in Congress in the future. It may be noted, however, that the Treasury Department has in the past proposed, as a part of general tax reform, to limit the exemption for state and local bonds to those issued for governmental purposes. Such proposals, if enacted, might materially adversely affect the availability of municipal securities for investment by the Funds and hence the value of their portfolios. In such an event, the Funds would re-evaluate their investment objectives and policies and consider changes in their structure or possible dissolution.


                       PURCHASE AND REDEMPTION INFORMATION

                                  - ALL FUNDS -

         The various types of customer accounts maintained by institutional investors which may be used to purchase Shares of the Funds include: Qualified Individual Retirement and Keogh Plan Accounts (for non-tax-exempt Funds); trust accounts; managed agency accounts; custodial accounts; and various other depository accounts. Investors purchasing Fund Shares may include officers, directors, or employees of CoreStates Financial Corp or its affiliated and subsidiary banks.

         A Fund may suspend the right of redemption or postpone the date of payment for Shares during any period when: (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the Securities and Exchange Commission has by order permitted such suspension; or (d) an emergency exists as determined by the Securities and Exchange Commission. Upon the occurrence of any of the foregoing conditions, a Fund may also suspend or postpone the recordation of the transfer of its Shares.

         The Company also reserves the right to suspend sales of Shares of the Company for any period during which the New York Stock Exchange, the Adviser, the Administrator and/or the Custodian are not open for business. The New York Stock Exchange will not open in observance of the following holidays: New Year's Day; Martin Luther King, Jr.'s Birthday; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Columbus Day; Veterans' Day; Thanksgiving; and Christmas.

         In addition, a Fund may compel the redemption of, reject any order for, or refuse to give effect on the Fund's books to the transfer of, its Shares in an effort to prevent personal holding company status within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"). A Fund may also make payment for redemption in portfolio securities if it appears appropriate to do so in light of the Fund's responsibilities under the Investment Company Act. See "Net Asset Value."

SALES CHARGE WAIVERS

         From time to time, the Company may enter into arrangements with certain classes of purchasers who are eligible to purchase Class A Shares of the Funds without a sales charge (see "Sales Charge" in the Individual Shares prospectus).

RIGHTS OF ACCUMULATION

         In calculating the sales charge rates applicable to current purchases of Class A Shares of the Fixed Income and Equity Funds by a "single purchaser," the Company will cumulate current purchases at the offering price with total market value or net investment, whichever is higher, of Class A Shares which are sold subject to a sales charge ("Eligible Funds").

         The term "single purchaser" refers to (i) an individual; (ii) an individual and spouse purchasing Shares of an Eligible Fund for their own account or for trust or custodial accounts for their minor children; or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401 or 457 of the Code, including related plans of the same employer. To be entitled to a reduced sales charge based upon Shares already owned, the investor must ask the Distributor for such reduction at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their children (under age 21), and give the ages of such children. The Funds may amend or terminate this Right of Accumulation at any time as to subsequent purchases.

LETTER OF INTENT

         The reduced sales charges described in the Prospectus for Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intent provided by the Distributor, and not legally binding on the signer or a Fund which provides for the holding in escrow by the Administrator of 5% of the total amount intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intent may be dated to include Shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the purchaser will be asked to pay an amount equal to the difference between the sales charge on the Shares purchased at the reduced rate and the sales charge otherwise applicable to the total Shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Administrator will surrender an appropriate number of the escrowed Shares for redemption in order to realize the difference. Such purchasers may include the market value of all their Shares of the Fund, and of any of the other Funds, previously purchased and still held as of the date of their Letter of Intent toward the completion of such Letter.

CONVERSION FEATURE (CLASS B SHARES)

         As described in the Prospectus, Class B Shares of the Funds will automatically convert to Class A Shares and will no longer be subject to the higher distribution and service fees or the contingent deferred sales charge applicable to Class B Shares after six years after the beginning of the month in which the Shares were issued. Such conversion will be on the basis of the relative net asset values of the two Classes, without the imposition of a sales charge, fee or other charge. Because the per share net asset value of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, a shareholder may receive fewer Class A Shares than the number of Class B Shares converted, although the dollar value will be the same.


                                 NET ASSET VALUE

                         - TAXABLE MONEY MARKET FUNDS -
                        - TAX-EXEMPT MONEY MARKET FUNDS -

RULE 2A-7

         Each Money Market Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the Investment Company Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price a Money Market Fund would receive if it sold the instrument. The value of securities held by the Money Market Funds can be expected to vary inversely with changes in prevailing interest rates.

         Pursuant to Rule 2a-7, as amended, each Money Market Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that a Money Market Fund will neither purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements and certain other securities may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

         In addition, each Money Market Fund may acquire only U.S. dollar-denominated obligations that present minimal credit risks and that are "First Tier Securities" at the time of investment. First Tier Securities are those that are rated in the highest rating category by at least two nationally recognized security rating organizations ("NRSROs") or by one if it is the only NRSRO rating such obligation or, if unrated, determined to be of comparable quality. A security is deemed to be rated if the issuer has any security outstanding of comparable priority and security which has received a short-term rating by an NRSRO. CoreStates Advisers will determine that an obligation presents minimal credit risks or that unrated investments are of comparable quality, in accordance with guidelines established by CoreFunds' Board of Directors.

         CoreFunds' Board of Directors has also established procedures reasonably designed, taking into account current market conditions and a Money Market Fund's investment objective, to stabilize such Fund's net asset value per Share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of

Directors, at such intervals as it deems appropriate, to determine the extent, if any, to which a Money Market Fund's net asset value per Share calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, the Rule requires that the Board of Directors promptly consider what action, if any, should be initiated. If the Board of Directors believes that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable  any such  dilution  or unfair  results.  These  steps may  include:
selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; or redeeming Shares in kind.

                             - FIXED INCOME FUNDS -

         Portfolio securities which are traded both over-the-counter and on a national securities exchange are valued according to the broadest and most representative market, and it is expected that for bonds, and other fixed income securities, this would ordinarily be the over-the-counter market. Valuation of such securities is the currently quoted bid price on each business day. When securities exchange valuations are used, the valuation will be the latest sale price on such exchange on such business day or, if there is no such reported sale, the current bid price. Short-term investments (if any) are stated at cost, which approximates market value. Other assets and securities for which no quotations are readily available will be valued in a manner determined in good faith by the Board of Directors to reflect their fair market value.

         Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account a variety of factors in determining fair market value.

         Even though the market prices of intermediate term, fixed income securities tend to be relatively stable, the prices of such securities vary inversely with changes in interest rates and are therefore subject to market price fluctuations. The longer maturity a bond has, the greater the potential for fluctuations in prices.


                                    DIVIDENDS

                                - EQUITY FUNDS -

         The policy of the Equity Index, Core Equity, Growth Equity, Special Equity and Balanced Funds is to generally declare and distribute dividends from their net investment income on a quarterly basis. Distributions of any net realized long-term capital gains will be made at least annually.

         The policy of the International Growth Fund is to generally declare and distribute dividends from its net investment income periodically. Distributions of any net realized capital gains will be made at least annually.

         The shareholders of the Equity Funds have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional full or fractional Shares of the respective Funds at the net asset value in effect on the reinvestment date. The Company's management believes that most investors will wish to take advantage of this privilege. The Equity Funds have, therefore, made arrangements with the Transfer Agent to have all income dividends and capital gains distributions declared by each Fund automatically reinvested in the account of each shareholder. At any time, a shareholder may request in writing to the Company or with the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such a written request, each purchase of Shares of an Equity Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed to receive the dividends and distributions upon all Shares in the shareholder's account and to reinvest them in full and fractional Shares of the Fund at the net asset value in effect at the close of business on the reinvestment date.

         Any dividend or capital gains distribution received by a shareholder shortly after the purchase of Shares of an Equity Fund may have the effect of reducing the per share net asset value of such Shares by the amount of the dividend or distribution. Furthermore, such a dividend or distribution, although in effect a return of capital, may be subject to income taxes.

                             - FIXED INCOME FUNDS -
                         - TAXABLE MONEY MARKET FUNDS -
                        - TAX-EXEMPT MONEY MARKET FUNDS -

         The policy of the Short Intermediate Bond, Bond, Short-Term Income, Government Income, Intermediate Municipal Bond, Pennsylvania Municipal Bond and New Jersey Municipal Bond Funds is to generally declare their net investment income on a daily basis and to make distributions to shareholders in the form of monthly dividends. The policy of Global Bond Fund is to distribute its net investment income in the form of quarterly dividends.

         Net income for dividend purposes includes (i) interest and dividends accrued and discount earned on the Funds' assets (including both original issue and market discount), less (ii) amortization of any premium on such assets and accrued expenses directly attributable to the Funds, and the general expenses (E.G., legal, auditing, and Board of Directors' fees) of the Company prorated to each portfolio on the basis of its relative net assets. For the Fixed Income Funds, realized and unrealized gains and losses on portfolio securities are reflected in fluctuations in net asset value. Net realized long-term capital gains (if any) are distributed at least annually.


                                   PERFORMANCE

                                - EQUITY FUNDS -
                             - FIXED INCOME FUNDS -

TOTAL RETURN

         From time to time, the Funds may advertise total return on an average annual total return basis and on an aggregate total return basis for various periods. Average annual total return reflects the average annual percentage change in the value of an investment in a Fund over the particular measuring period. Aggregate total return reflects the cumulative percentage change in value over the measuring period. Aggregate total return is computed according to a formula prescribed by the SEC. The formula can be expressed as follows: P (1 +
T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period or the life of the fund. The formula for calculating aggregate total return can be expressed as (ERV/P)-1.

         The calculation of total return assumes reinvestment of all dividends and capital gain distribution on the reinvestment dates during the period and that the entire investment is redeemed at the end of the period. In addition the maximum sales charge for each Fund is deducted from the initial $1,000 payment. Total return may also be shown without giving effect to any sales charges.

         The Funds' performance may from time to time be compared to other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services) or financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs or to other investment alternatives. The Funds may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capitals markets in the U.S. The Funds may use long term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Funds may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

         The Funds may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

         The performance results listed below refer to results on Class Y Shares and Class A Shares (where applicable) of the Funds for the fiscal year ended June 30, 1997. Class B Shares were not offered as of June 30, 1997.


          FUND                    Class                             Average Annual Total Return
                                                --------------------------------------------------------------------
                                                   ONE YEAR         Five Year         Ten Year           Since
                                                                                                       Inception
Equity Index Fund          Y                        34.44%            18.90%           13.43%           16.09%
                           A without Load             **                **               **             41.56%
                           A with Load                **                **               **             30.93%
Core Equity Fund           Y                        33.10%            18.74%             **             18.03%
                           A without Load           32.74%            18.64%             **             17.96%
                           A with Load              25.41%            17.31%             **             17.06%
Special Equity Fund        Y                        17.94%              **               **             17.31%
                           A without Load           17.73%              **               **             17.20%
                           A with Load              11.25%              **               **             15.22%
Growth Equity Fund         Y                        21.67%            15.86%             **             11.90%
                           A without Load           21.29%            15.62%             **             11.69%
                           A with Load              14.65%            14.32%             **             10.53%
International Growth       Y                        15.43%            11.87%             **              9.57%
Fund
                           A without Load           15.09%            11.67%             **              9.44%
                           A with Load               8.78%            10.42%             **              8.60%
Balanced Fund              Y                        16.44%              **               **             12.01%
                           A without Load           16.15%              **               **             11.56%


                                                      B-23


          FUND                    Class                             Average Annual Total Return
                                                --------------------------------------------------------------------
                                                   ONE YEAR         Five Year         Ten Year           Since
                                                                                                       Inception
                           A with Load               9.79%              **               **             10.10%
Short-Intermediate         Y                         6.90%            5.51%              **              5.56%
Bond Fund
                           A without Load            6.64%            5.26%              **              5.34%
                           A with Load               3.15%            4.56%              **              4.69%
Bond Fund                  Y                         7.43%            6.03%              **              7.73%
                           A without Load            7.15%            5.91%              **              7.65%
                           A with Load               2.03%            4.88%              **              6.94%
Short Term Income          Y                         5.82%              **               **              5.42%
Fund
                           A without Load            5.59%              **               **              5.07%
                           A with Load               2.19%              **               **              3.43%
Government Income          Y                         8.15%              **               **              5.66%
Fund
                           A without Load            7.88%              **               **              5.21%
                           A with Load               4.41%              **               **              4.37%
Intermediate               Y                         5.62%              **               **              4.07%
Municipal Bond Fund
                           A without Load            5.36%              **               **              3.81%
                           A with Load               1.97%              **               **              2.98%
Pennsylvania               Y                         7.92%              **               **              6.90%
Municipal Bond Fund
                           A without Load            7.65%              **               **              6.64%
                           A with Load               2.54%              **               **              4.98%
New Jersey                 Y                         6.70%              **               **              6.15%
Municipal Bond Fund
                           A without Load            6.44%              **               **              5.85%
                           A with Load               1.40%              **               **              4.21%
Global Bond Fund           Y                         6.18%              **               **              3.92%
                           A without Load            5.92%              **               **              3.65%
                           A with Load               0.92%              **               **              2.23%

** Not in operation during that period

YIELD

                         - TAXABLE MONEY MARKET FUNDS -
                        - TAX-EXEMPT MONEY MARKET FUNDS -

         From time to time, the Funds may advertise their current yield and effective compound yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. The yield of the Funds refers to the income generated by an investment in a Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

CURRENT OR SEVEN-DAY YIELD

         The current yield of the Funds will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of the Funds is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield =[(Base Period Return + 1)365/7] - 1. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

TAXABLE EQUIVALENT YIELD

         For a Tax-Exempt Money Market Fund, the taxable equivalent yield is determined by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated federal income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt (tax equivalent yields assume the payment of federal income taxes at a rate of 39.6%).

         The resulting yield is what an investor generally would need to earn from a taxable investment in order to realize an after-tax benefit equal to the tax-free yield provided by a Tax-Exempt Money Market Fund.

         Below are the Taxable & Tax-Exempt Money Market Funds' current, effective and tax-equivalent yields for the 7-day period ended June 30, 1997. As of June 30, 1997, Class B Shares of the Cash Reserve, Class C Shares of the Elite Cash Reserve, Elite Treasury Reserve, and Elite Tax-Free Reserve, and Shares of the Elite Government Reserve were not offered.


            FUND    Class  Current Yield   Effective Yield  Tax-Equivalent Yield
Treasury Reserve      Y        5.01%            5.13%               N/A
                      C        4.76%            4.87%               N/A

            FUND    Class  Current Yield   Effective Yield  Tax-Equivalent Yield
Cash Reserve            Y        5.20%            5.34%               N/A
                        C        4.96%            5.08%               N/A
Tax-Free Reserve        Y        3.61%            3.67%              5.98%
                        C        3.36%            3.41%              5.56%
Elite Cash Reserve      Y        5.51%            5.67%               N/A
Elite Treasury Reserve  Y        5.36%            5.51%               N/A
Elite Tax-Free Reserve  Y        3.99%            4.07%              6.61%

                                 - EQUITY FUNDS-
                             - FIXED INCOME FUNDS -

THIRTY-DAY YIELD

         The Equity and Fixed Income Funds may advertise a 30-day yield. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of these Funds refers to the annualized income generated by an investment in the Funds over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

         Yield = 2[(A-B + 1)6 - 1]
                        CD
         Where:   A =    dividends and interest earned during the period
                  B =    expenses accrued for the period (net of reimbursements)
                  C =    the  average  daily  number of  Shares  outstanding
                         during  the  period  that were  entitled  to  receive
                         dividends
                  D =    net asset value per share on the last day of the period

         Yields are one basis upon which investors may compare the Funds with other funds; however, yields of other funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

         The yield of these Funds fluctuates, and the annualization of a week's dividend is not a representation by the Company as to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

TAXABLE EQUIVALENT YIELD

         The tax equivalent yield for the Intermediate Municipal Bond, Pennsylvania Municipal Bond and New Jersey Municipal Bond Funds is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated federal and/or state income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt. (Tax equivalent yields assume the payment of federal income taxes at a rate of

39.6% and, if applicable, New Jersey income taxes at a rate of 6.5% and Pennsylvania income taxes at a rate of 2.8%).

         The resulting yield is what an investor generally would need to earn from a taxable investment in order to realize an after-tax benefit equal to the tax-free yield provided by the Fund.

         For the 30-day period ended June 30, 1997, the yields on the Funds, other than the Money Market Funds and Class B Shares of the Funds which were not in operation, were as follows:



            FUND                          CLASS              SEC 30-DAY YIELD     TAX EQUIVALENT YIELD
----------------------------- ----------------------------- -------------------- ----------------------
Growth Equity                               Y                       0.05%           N/A
----------------------------- ----------------------------- ------------------ -----------------------
                                            A                       0.00%           N/A
                              ----------------------------- ------------------ -----------------------
Core Equity                                 Y                       0.44%           N/A
----------------------------- ----------------------------- ------------------ -----------------------
                                            A                       0.19%           N/A
                              ----------------------------- ------------------ -----------------------
Special Equity                              Y                       0.00%           N/A
----------------------------- ----------------------------- ------------------ -----------------------
                                            A                       0.00%           N/A
                              ----------------------------- ------------------ -----------------------
Equity Index                                Y                       1.38%           N/A
----------------------------- ----------------------------- ------------------ -----------------------
                                            A                       1.30%           N/A
                              ----------------------------- ------------------ -----------------------
International Growth                        Y                       0.00%           N/A
----------------------------- ----------------------------- ------------------ -----------------------
                                            A                       0.00%           N/A
                              ----------------------------- ------------------ -----------------------
Balanced                                    Y                       2.57%           N/A
----------------------------- ----------------------------- ------------------ -----------------------
                                            A                       2.20%           N/A
                              ----------------------------- ------------------ -----------------------
Short-Intermediate Bond                     Y                       5.96%           N/A
----------------------------- ----------------------------- ------------------ -----------------------
                                            A                       5.52%           N/A
                              ----------------------------- ------------------ -----------------------
Bond                                        Y                       6.37%           N/A
----------------------------- ----------------------------- ------------------ -----------------------
                                            A                       5.88%           N/A
                              ----------------------------- ------------------ -----------------------
Short-Term Income                           Y                       5.43%           N/A
----------------------------- ----------------------------- ------------------ -----------------------
                                            A                       5.01%           N/A
                              ----------------------------- ------------------ -----------------------
Government Income                           Y                       6.40%           N/A
----------------------------- ----------------------------- ------------------ -----------------------
                                            A                       5.95%           N/A
                              ----------------------------- ------------------ -----------------------
Intermediate Municipal
Bond                                        Y                       4.04%           6.69%
----------------------------- ----------------------------- ------------------ -----------------------
                                            A                       3.70%           6.13%
                              ----------------------------- ------------------ -----------------------
Pennsylvania Municipal
Bond                                        Y                       4.97%           6.36%
                              ----------------------------- ------------------ -----------------------
                                            A                       4.53%           5.80%
                              ----------------------------- ------------------ -----------------------
New Jersey Municipal
Bond                                        Y                       4.97%           8.23%
                              ----------------------------- ------------------ -----------------------
                                            A                       4.50%           7.45%
                              ----------------------------- ------------------ -----------------------
Global Bond                                 Y                       4.29%           N/A
                              ----------------------------- ------------------ -----------------------
                                            A                       3.85%           N/A


                     ADDITIONAL INFORMATION CONCERNING TAXES

                                  - ALL FUNDS -

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning.

         The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

IN GENERAL

         The Company's policy is to distribute as dividends substantially all of its net investment company income (whether taxable or tax-exempt) and any net realized long-term capital gains to shareholders each year.

         Information as to the tax status of distributions to shareholders will be furnished at least annually by each Fund. Investors considering purchasing Shares of any Fund should consult competent tax counsel regarding the state and local, as well as federal, tax consequences before investing.

TAX STATUS OF THE FUNDS

         Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Company's other Funds. Each Fund intends to qualify as a "regulated investment company" ("RIC") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify as a RIC, each Fund must distribute dividends each year equal to at least the aggregate of (i) 90% of its tax-exempt interest income, net of certain deductions, and (ii) 90% of its investment company taxable income, if any. In addition, each Fund must meet numerous tests regarding derivation of gross income and diversification of assets.

         Specifically, a Fund must derive at least 90% of its gross income each taxable year from certain specified investment sources, such as dividends, interest, and gains from the sale of stock or securities. In addition, each Fund must diversify its assets such that at the close of each fiscal quarter of the Fund's taxable year, at least 50% of the value of its assets is made up of cash and cash items, U.S. government securities, securities of other RICs, and certain other securities, such "other" securities being limited with respect to each issuer to an amount not greater than 10% of the outstanding voting securities of such issuer and not more than 5% of the value of the Fund's assets. Furthermore, at the close of each fiscal quarter of the Fund's taxable year, no more than 25% of the value of its assets may be invested in the securities (other than U.S. government securities and securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

         While none of the Money Market or Fixed Income Funds expect to realize any net capital gains (the excess of net long-term capital gains over net short-term capital losses), any Fund that does realize such gains will distribute them at least annually. A Fund will have no tax liability with respect to distributed gains and the distributions will be taxable to Fund shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of how long a shareholder has held Fund Shares. Such distributions will be designated as capital gains dividends in a written notice mailed by each Fund to shareholders not later than sixty days after the close of the Fund's taxable year.

         Any gain or loss recognized on a sale, exchange or redemption of Shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the Shares have been held for more than eighteen months, mid-term capital gain if the share have been held for more than twelve months but not more than eighteen months, and otherwise will be treated as short-term capital gain or loss. However, if Shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such Shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. Long-term capital gains are currently taxed at a maximum rate of 20%, mid-term capital gains are currently taxed at a maximum rate of 28%, and short-term capital gains are currently taxed at ordinary income tax rates.

         A non-deductible, 4% federal excise tax will be imposed on any regulated investment company that does not distribute to investors in each calendar year an amount equal to (i) 98% of its calendar year ordinary income,
(ii) 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending October 31, and (iii) ordinary income and capital gain net income from the prior years, to the extent that such amounts were not distributed or taxed at the RIC level in previous years. Each Fund intends to declare and pay dividends and any capital gains distributions so as to avoid imposition of the federal excise tax.

         If for any  taxable  year a Fund does not  qualify  for the special tax treatment afforded to RICs, all of the taxable income of that Fund will be subject to federal income tax at regular corporate rates (without any deduction for distributions to Fund shareholders). In such event, all dividend distributions made by the Fund (whether or not derived from tax-exempt interest) would be taxable to shareholders to the extent of the Fund's earnings and profits, and such dividend distributions may be eligible for the dividends-received deduction for corporate shareholders.

         Generally, the Funds are required to withhold 31% of ordinary income dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations and in certain other circumstances. Shareholders who are not otherwise subject to back-up withholding may avoid this withholding requirement by certifying on the Account Application Form their proper Social Security or Taxpayer Identification Number and certifying that they are not subject to back-up withholding.

                        - TAX-EXEMPT MONEY MARKET FUNDS -
                        - TAX-EXEMPT FIXED INCOME FUNDS -

         As described herein and in the Prospectuses relating to the Tax-Exempt Money Market Funds and Tax-Exempt Fixed Income Funds, each of these Funds is designed to provide investors with current tax-exempt interest income and is not intended to constitute a balanced investment program. Shares of the Tax-Exempt Funds would not be suitable for tax-exempt shareholders and plans, since such shareholders and plans would not gain any additional benefit from the Funds' dividends being tax-exempt.

         In addition, the Funds may not be appropriate investments for entities which are "substantial users" (or related to substantial users) of facilities financed by "private activity bonds" or industrial development bonds. For these purposes, the term "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in a trade or business.

         Each Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consists of securities the interest on which is exempt from federal income tax. Current federal tax law limits the types and volume of bonds qualifying for federal income tax exemption of interest, which may have an effect on the ability of the funds to purchase sufficient amounts of tax-exempt securities to satisfy this requirement. Exempt interest dividends are excludable from shareholders' gross income for regular federal income tax purposes but may have collateral federal income tax consequences. Exempt-interest dividends may be subject to the alternative minimum tax (the "AMT") imposed by Section 55 of the Code or the environmental tax (the "Environmental Tax") imposed by Section 59A of the Code. The AMT is imposed at a rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Environmental Tax is imposed at the rate of 0.12% and applies only to corporate taxpayers. The AMT and the Environmental Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986 will generally be an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in a corporate shareholder's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the AMT and the Environmental Tax.

         The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85 percent of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's modified adjusted gross income (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.

         Issuers of bonds purchased by a Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Shareholders should be aware that exempt-interest dividends may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable if such representations are determined to have been inaccurate or if the issuers (or the beneficiary) of the bonds fail to comply with certain covenants made at that time.

          The percentage of total dividends paid by each Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Interest on indebtedness incurred by a shareholder to purchase or carry Fund Shares will generally not be deductible for federal income tax purposes. Any loss on the sale or exchange of Shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the selling shareholder with respect to such Shares.

         In addition, while each of these Funds will seek to invest substantially all of its assets in tax-exempt obligations (except on a temporary basis or for temporary defensive periods), any investment company taxable income earned by a Fund will be distributed. In general, a Fund's investment company taxable income would include interest income received from Temporary Investments (as defined herein), plus any net short-term capital gains realized by the Fund, subject to certain adjustments and excluding net long-term capital gains for the taxable year over the net short-term capital losses, if any, for such year ("net capital gains"). To the extent such income is distributed by a Fund (whether in cash or additional Shares), it will generally be taxable to shareholders as ordinary income. Additionally, any net capital gains distributed to shareholders will be taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of how long a shareholder has held Fund Shares.

                              DESCRIPTION OF SHARES

         The Company's Articles of Incorporation authorize the Board of Directors to issue up to 30 billion full and fractional Shares of Common Stock. The Company presently consists of twenty-one portfolios, each having an institutional class of Shares (Class Y) and individual classes of Shares (Class A, Class B and/or Class C), as listed below:

CLASS OF SHARES        # OF SHARES              FUND
---------------        -----------              ----
CLASS Y                1 BILLION                CASH RESERVE
-------                ---------                ------------
CLASS B                1 BILLION                CASH RESERVE
-------                ---------                ------------
CLASS C                1 BILLION                CASH RESERVE
-------                ---------                ------------
CLASS Y                1.25 BILLION             TREASURY RESERVE
-------                ------------             ----------------
CLASS C                1.25 BILLION             TREASURY RESERVE
-------                ------------             ----------------
CLASS Y                50 MILLION               CORE EQUITY FUND
-------                ----------               ----------------
CLASS A                50 MILLION               CORE EQUITY FUND
-------                ----------               ----------------
CLASS B                50 MILLION               CORE EQUITY FUND
-------                ----------               ----------------
CLASS Y                25 MILLION               INTERNATIONAL GROWTH FUND
-------                ----------               -------------------------
CLASS A                25 MILLION               INTERNATIONAL GROWTH FUND
-------                ----------               -------------------------
CLASS B                25 MILLION               INTERNATIONAL GROWTH FUND
-------                ----------               -------------------------
CLASS Y                500 MILLION              EQUITY INDEX FUND
-------                -----------              -----------------
CLASS A                500 MILLION              EQUITY INDEX FUND
-------                -----------              -----------------
CLASS B                500 MILLION              EQUITY INDEX FUND
-------                -----------              -----------------
CLASS Y                100 MILLION              GROWTH EQUITY FUND
-------                -----------              ------------------
CLASS A                100 MILLION              GROWTH EQUITY FUND
-------                -----------              ------------------
CLASS B                100 MILLION              GROWTH EQUITY FUND
-------                -----------              ------------------
CLASS Y                100 MILLION              SHORT-INTERMEDIATE BOND FUND
-------                -----------              ----------------------------
CLASS A                100 MILLION              SHORT-INTERMEDIATE BOND FUND
-------                -----------              ----------------------------
CLASS Y                250 MILLION              TAX-FREE RESERVE
-------                -----------              ----------------
CLASS C                250 MILLION              TAX-FREE RESERVE
-------                -----------              ----------------
CLASS Y                100 MILLION              BALANCED FUND
-------                -----------              -------------
CLASS A                100 MILLION              BALANCED FUND
-------                -----------              -------------
CLASS B                100 MILLION              BALANCED FUND
-------                -----------              -------------
CLASS Y                100 MILLION              GOVERNMENT INCOME FUND
-------                -----------              ----------------------
CLASS A                100 MILLION              GOVERNMENT INCOME FUND
-------                -----------              ----------------------
CLASS Y                100 MILLION              INTERMEDIATE MUNICIPAL BOND FUND
-------                -----------              --------------------------------

CLASS OF SHARES         # OF SHARES          FUND
CLASS A                 100 MILLION          INTERMEDIATE MUNICIPAL BOND FUND
-------                 -----------          --------------------------------
CLASS Y                 25 MILLION           GLOBAL BOND FUND
-------                 ----------           ----------------
CLASS A                 25 MILLION           GLOBAL BOND FUND
-------                 ----------           ----------------
CLASS Y                 100 MILLION          PENNSYLVANIA MUNICIPAL BOND FUND
-------                 -----------          --------------------------------
CLASS A                 100 MILLION          PENNSYLVANIA MUNICIPAL BOND FUND
-------                 -----------          --------------------------------
CLASS Y                 100 MILLION          NEW JERSEY MUNICIPAL BOND FUND
-------                 -----------          ------------------------------
CLASS A                 100 MILLION          NEW JERSEY MUNICIPAL BOND FUND
-------                 -----------          ------------------------------
CLASS Y                 750 MILLION          ELITE CASH RESERVE
-------                 -----------          ------------------
CLASS C                 750 MILLION          ELITE CASH RESERVE
-------                 -----------          ------------------
CLASS Y                 250 MILLION          ELITE TREASURY RESERVE
-------                 -----------          ----------------------
CLASS C                 250 MILLION          ELITE TREASURY RESERVE
-------                 -----------          ----------------------
CLASS Y                 1 BILLION            ELITE GOVERNMENT RESERVE
-------                 ---------            ------------------------
CLASS C                 1 BILLION            ELITE GOVERNMENT RESERVE
-------                 ---------            ------------------------
CLASS Y                 250 MILLION          ELITE TAX-FREE RESERVE
-------                 -----------          ----------------------
CLASS C                 250 MILLION          ELITE TAX-FREE RESERVE
-------                 -----------          ----------------------
CLASS Y                 1 BILLION            SPECIAL EQUITY FUND
-------                 ---------            -------------------
CLASS A                 1 BILLION            SPECIAL EQUITY FUND
-------                 ---------            -------------------
CLASS B                 100 MILLION          SPECIAL EQUITY FUND
-------                 -----------          -------------------
CLASS Y                 1 BILLION            BOND FUND
-------                 ---------            ---------
CLASS A                 1 BILLION            BOND FUND
-------                 ---------            ---------
CLASS Y                 1 BILLION            SHORT TERM INCOME FUND
-------                 ---------            ----------------------
CLASS A                 1 BILLION            SHORT TERM INCOME FUND
-------                 ---------            ----------------------

         Previously, Class A Shares and Class C Shares were known as Series B Shares, while Class Y Shares were known as Series A Shares. Corefunds has changed their designation to conform to the standard designations suggested by the Investment Company Institute.

         The Board of Directors may classify or reclassify any authorized but unissued Shares of the Company into one or more additional portfolios or series of Shares within a portfolio.

         Shares have no subscription or pre-emptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectuses relating to the Funds and in this Statement of Additional Information, a Fund's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Company, Shares of each Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the Fund and the Company's other portfolios, of any general assets not belonging to any particular Fund which are available for distribution.

                             DIRECTORS AND OFFICERS

         The names and general background information of the Company's Directors and Executive Officers are set forth beloW:

         ERIN ANDERSON (6/10/55) - DIRECTOR - PROFESSOR OF MARKETING, INSEAD, FOUNTAINEBLEU, FRANCE SINCE 1994; ASSOCIATE PROFESSOR OF MARKETING, THE WHARTON SCHOOL OF THE UNIVERSITY OF PENNSYLVANIA, 1981- 1994.

         EMIL J. MIKITY (8/31/28) - DIRECTOR - RETIRED; SENIOR VICE PRESIDENT INVESTMENTS, ATOCHEM NORTH AMERICA, 1979-1989.

         GEORGE H. STRONG (7/15/26) - DIRECTOR - FINANCIAL CONSULTANT SINCE 1985; DIRECTOR AND SENIOR VICE PRESIDENT, UNIVERSAL HEALTH SERVICES, INC., 1979-1984.

         THOMAS J. TAYLOR (1/26/39) - DIRECTOR - CONSULTANT; CHAIRMAN, CONESTOGA FUNDS SINCE 1995 AND A TRUSTEE 1990-1995; TRUSTEE OF COMMUNITY HERITAGE FUND SINCE 1993.

         CHERYL H. WADE (11/7/47) - DIRECTOR - ASSOCIATE GENERAL SECRETARY AND TREASURER, AMERICAN BAPTIST CHURCHES SINCE 1993; TREASURER, THE MINISTERS AND MISSIONARIES BENEFIT BOARD, AMERICAN BAPTIST CHURCHES, 1990-1993.

         DAVID LEE (4/16/52) - PRESIDENT, CHIEF EXECUTIVE OFFICER - SENIOR VICE PRESIDENT OF THE ADMINISTRATOR AND DISTRIBUTOR SINCE 1993; VICE PRESIDENT OF THE ADMINISTRATOR AND DISTRIBUTOR SINCE 1991; PRESIDENT, GW SIERRA TRUST FUNDS PRIOR TO 1991.

         JAMES W. JENNINGS (1/15/37) - SECRETARY - PARTNER OF THE LAW FIRM OF MORGAN, LEWIS & BOCKIUS LLP SINCE 1970.

         KEVIN P. ROBINS (4/15/61) - VICE PRESIDENT, ASSISTANT SECRETARY - SENIOR VICE PRESIDENT AND GENERAL COUNSEL OF SEI INVESTMENTS AND THE DISTRIBUTOR SINCE 1994; VICE PRESIDENT AND ASSISTANT SECRETARY OF THE ADMINISTRATOR AND THE DISTRIBUTOR, 1992-1994; ASSOCIATE, MORGAN, LEWIS & BOCKIUS LLP (LAW FIRM) PRIOR TO 1992.

         SANDRA K. ORLOW (10/18/53) - VICE PRESIDENT, ASSISTANT SECRETARY - VICE PRESIDENT AND ASSISTANT SECRETARY OF THE ADMINISTRATOR AND DISTRIBUTOR SINCE 1983.

         KATE STANTON (11/18/58) - VICE PRESIDENT, ASSISTANT SECRETARY - VICE PRESIDENT AND ASSISTANT SECRETARY OF THE ADMINISTRATOR AND DISTRIBUTOR SINCE 1994. ASSOCIATE, MORGAN, LEWIS & BOCKIUS LLP (LAW FIRM) BEFORE 1994.

         TODD CIPPERMAN (2/14/66) - VICE PRESIDENT, ASSISTANT SECRETARY - MR. CIPPERMAN HAS BEEN VICE PRESIDENT AND ASSISTANT SECRETARY OF SEI INVESTMENTS SINCE NOVEMBER 1995. FROM 1994 TO MAY 1995, MR. CIPPERMAN WAS AN ASSOCIATE WITH DEWEY BALLENTINE. PRIOR TO 1994, MR. CIPPERMAN WAS AN ASSOCIATE WITH WINSTON & STRAWN.

         MARC H. CAHN (6/19/57) - VICE PRESIDENT, ASSISTANT SECRETARY - MR. CAHN HAS BEEN VICE PRESIDENT AND ASSISTANT SECRETARY OF SEI INVESTMENTS SINCE JULY 1996. FROM 1995 TO 1996, MR. CAHN SERVED AS SPECIAL COUNSEL TO BARCLAYS BANK. PRIOR TO 1995, HE WAS COUNSEL FOR FIRST FIDELITY BANCORPORATION; ASSOCIATE, MORGAN, LEWIS & BOCKIUS LLP (LAW FIRM) PRIOR THERETO.

         CAROL ROONEY (5/8/64) - CONTROLLER,  TREASURER, AND ASSISTANT SECRETARY
         - A DIRECTOR OF SEI FUND RESOURCES SINCE 1992.

         JOHN H. GRADY, JR. (6/01/61) - ASSISTANT SECRETARY - PARTNER, MORGAN, LEWIS & BOCKIUS LLP, COUNSEL TO THE COMPANY, ADMINISTRATOR AND DISTRIBUTOR.

         EDWARD B. BAER (9/27/68) - ASSISTANT SECRETARY - ASSOCIATE, MORGAN, LEWIS & BOCKIUS LLP, COUNSEL TO THE COMPANY, ADMINISTRATOR AND DISTRIBUTOR, SINCE 1995. ATTORNEY, AQUILA MANAGEMENT CORPORATION, 1994. RUTGERS UNIVERSITY SCHOOL OF LAW - NEWARK, 1991-1994.

         The Directors of the Company receive fees and expenses for each meeting of the Board of Directors attended, and an annual retainer. During the fiscal year ended June 30, 1997, the Company paid a total of $174,350 on behalf of the Funds to its Directors. No officer or employee of the Administrator or Distributor receives any compensation from the Company for acting as a director of the Company, and the officers of the Company receive no compensation from the Company for performing the duties of their offices. Morgan, Lewis & Bockius LLP, of which mr. Jennings is a partner, receives legal fees as counsel to the Company. The Directors and Officers of the Company as a group own less than 1% of the outstanding Shares of each Fund.

         The following table shows aggregate compensation paid to each of the Fund's Directors by the Fund and the Fund Complex respectively, for the year ended June 30, 1997.

-------------------------------------------------------------------------------------------------------------------
(1)                        (2)                       (3)                        (4)              (5)
NAME OF                    AGGREGATE                 PENSION OR                 ESTIMATED        TOTAL COMPENSATION
PERSON,                    COMPENSATION              RETIREMENT                 ANNUAL           FROM REGISTRANT
POSITION                   FROM REGISTRANT           BENEFITS ACCRUED           BENEFITS         AND FUND COMPLEX
                           FOR THE FISCAL            AS PART OF FUND            UPON             PAID TO DIRECTORS
                           YEAR ENDED                EXPENSES                   RETIREMENT       FOR THE FISCAL YEAR
                           JUNE 30, 1997                                                         ENDED JUNE 30, 1997
-------------------------------------------------------------------------------------------------------------------
ERIN ANDERSON,             $29,900                   N/A                        N/A              $29,900
DIRECTOR

EMIL J. MIKITY,            54,750                    N/A                        N/A              54,750
DIRECTOR

GEORGE H. STRONG,          29,900                    N/A                        N/A              29,900
DIRECTOR

THOMAS J. TAYLOR,          29,900                    N/A                        N/A              29,900
DIRECTOR

CHERYL H. WADE,            29,900                    N/A                        N/A              29,900
DIRECTOR
-------------------------------------------------------------------------------------------------------------------



                               INVESTMENT ADVISER

                                  - ALL FUNDS -

         CoreStates Investment Advisers, Inc. ("CoreStates Advisers"), a wholly-owned subsidiary of CoreStates Bank, N.A. ("CoreStates Bank"), itself a wholly-owned subsidiary of CoreStates Financial Corp ("CoreStates Corp"), is the Company's investment adviser.

         The services provided and the expenses assumed by CoreStates Advisers as investment adviser, as well as the fees payable to it, are described in the Funds' Prospectuses.

         CoreStates Corp is a bank holding company registered under the Bank Holding Company Act. CoreStates Corp is engaged through its principal subsidiary, CoreStates Bank, N.A. (a national banking association), in commercial, international and consumer banking, and in providing trust services. CoreStates Corp, through other direct and indirect subsidiaries also provides consumer financing, factoring, commercial financing, and financial advisory services. The principal executive offices of CoreStates Corp are located at 1500 Market Street, Philadelphia, Pennsylvania 19102.

GLASS-STEAGALL ACT

         CoreStates Corp and its banking subsidiaries are permitted to perform the services contemplated by the investment advisory agreements with the Funds and to engage in certain activities in connection with the investment of their customer accounts in Class A, Class B or Class C Shares of the Funds without violating the federal banking law commonly referred to as the Glass-Steagall Act, or other applicable banking laws or regulations. Future changes to any of these laws or regulations or administrative or judicial interpretations of such laws or regulations, however, could prevent or restrict CoreStates Corp (and its banking subsidiaries) from performing such services. If CoreStates Advisers were thereby prohibited from serving as investment adviser to the Funds, the Board of Directors would promptly seek to retain another qualified investment adviser for the Funds.

THE INVESTMENT ADVISORY AGREEMENTS

         The Investment Advisory Agreements between each Fund and CoreStates Advisers provide that CoreStates Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with its performance under the respective Investment Advisory Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of CoreStates Advisers in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

         Unless sooner terminated, the Investment Advisory Agreements will remain in effect from year to year if such continuance is approved at least annually by CoreFunds' Board of Directors, or by vote of a majority of the outstanding Shares of each Fund (as defined in the Prospectuses), and by a majority of the Directors who are not parties to the Investment Advisory Agreements or interested persons (as defined in the Investment Company Act) of any party to the Investment Advisory Agreements, by vote cast in person at a meeting called for such purpose. The Investment Advisory Agreements are terminable at any time on sixty days' written notice without penalty by the Directors, by vote of a majority of the outstanding Shares of the respective Funds, or by CoreStates Advisers. The Investment Advisory Agreements also terminate automatically in the event of their assignment, as defined in the Investment Company Act.

INVESTMENT ADVISORY FEES

         For the fiscal years ended June 30, 1995, 1996 and 1997, the Funds paid the following investment advisory fees to CoreStates Advisers:

         FUND                           ADVISORY FEES PAID                         ADVISORY FEES WAIVED
                                1995           1996           1997          1995           1996           1997
======================================================== ===========================================================
Growth Equity Fund                $386,678      $728,921     $1,003,799       $193,333       $84,312         $19,771
Core Equity Fund                   199,645     1,973,776      3,459,108         51,162             0               0



         FUND                           ADVISORY FEES PAID                         ADVISORY FEES WAIVED
                                1995           1996           1997          1995           1996           1997
======================================================== ===========================================================
Special Equity Fund                      *        25,955        396,971              *       573,349         609,289
Equity Index Fund                   85,692       182,967        283,548        259,535       365,435         516,386
International Growth               861,592       964,647      1,131,220         57,439        20,021               0
Balanced Fund                      240,853       441,222        642,244        133,801       106,546         146,497
Short-Intermediate
Bond Fund                          203,083       267,327        463,789         87,019       137,169         378,953
Bond Fund                                *       457,043        681,517              *       509,285         759,385
Short Term Income
Fund                                     *        55,281         81,604              *       108,344         160,231
Intermediate Municipal
Bond Fund                            2,752           871          2,779          6,425         5,571           6,279
Government Income
Fund                                22,528        49,103         87,561         33,796        23,318          13,544
Pennsylvania
Municipal Bond Fund                      0             0              0         10,956        22,299          55,962
New Jersey Municipal
Bond Fund                                0             0              0          8,045         7,888           8,073
Global Bond Fund                    77,740       145,856        174,911         77,729        45,157          32,160
Cash Reserve                     1,196,254     1,825,668      2,569,922      1,522,489     1,236,846         971,784
Treasury Reserve                 1,039,138     1,694,725      2,613,273      1,322,599     1,101,807         993,819
Tax-Free Reserve                   172,635       208,997        358,201        219,739       134,575         135,897
Elite Treasury Reserve                   0             0          5,202        109,215        96,785          46,509
Elite Cash Reserve                       0             0         51,000      2,011,375     1,892,127         659,442
Elite Tax-Free Reserve                   0             0         26,012        424,166       405,929         196,322

*        Not in operation during such period.
**       The Elite Government Reserve was not in operation during this period.


                                  SUB-ADVISERS

                          - INTERNATIONAL GROWTH FUND -

         Martin Currie, Inc. ("Martin Currie"), a subsidiary of Martin Currie, Ltd., and Aberdeen Fund Managers, Inc. ("Aberdeen"), a subsidiary of Aberdeen Asset Management PLC, are the International Growth Fund's sub- advisers.

         Martin Currie, Ltd., through its various subsidiaries, performs various investment advisory services for a number of open- and closed-end mutual funds, investment trusts, unit trusts, offshore funds, pension funds, foundations, charities and individual accounts. Martin Currie's current assets under management total over $3.2 billion. Martin Currie's offices are located at Saltire Court, 20 Castle Terrace, Edinburgh, Scotland.

         Aberdeen Asset Management PLC performs various investment advisory services for a number of investment trusts, unit trusts, institutional funds and individual clients. Current assets under management total over $18.1 billion. Aberdeen Asset Management PLC's offices are located at 10 Queens Terrace,
Aberdeen AB9 1QJ Scotland and Aberdeen officers are located at Nations Bank Tower, 22nd Floor, Ft. Lauderdale, Florida 33396.

         The services provided and the expenses assumed by Martin Currie and Aberdeen as sub-advisers, as well as the fees payable to them, are described in the Prospectuses relating to International Growth Fund.

                              - GLOBAL BOND FUND -

         Analytico TSA International, Inc. ("Analytic") is the sub-adviser to the Global Bond Fund.

         Analytic is a specialist manager of fixed income securities and cash for institutional investors. Based in London, England, it is a wholly-owned subsidiary of United Asset Management Corporation of Boston, Massachusetts, whose assets under management currently exceed $190 billion. Analytic is a member of the Investment Management Regulatory Organization, one of the regulatory bodies approved by the UK Government, and its activities are regulated accordingly.

SUB-ADVISORY AGREEMENTS

         The Sub-Advisory Agreements between CoreStates Advisers and Martin Currie, Aberdeen, and Analytic provide that Martin Currie, Aberdeen, and Analytic shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with its performance under its Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or loss resulting from willful misfeasance, bad faith or gross negligence on the part of Martin Currie, Aberdeen, and Analytic in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

         Unless sooner terminated, each Sub-Advisory Agreement will remain in effect from year to year if such continuance is approved at least annually by CoreFunds' Board of Directors, or by vote of a majority of the outstanding Shares of the relevant Fund (as defined in the Prospectuses), and by a majority of the Directors who are not parties to this Sub-Advisory Agreement or interested persons (as defined in the Investment Company Act) of any party to this Sub-Advisory Agreement, by vote cast in person at a meeting called for such purpose. Each Sub-Advisory Agreement is terminable at any time on sixty days' written notice without penalty by the Directors, by vote of a majority of the outstanding Shares of the Fund, by CoreStates Advisers, or by Martin Currie, Aberdeen, or Analytic. Each Sub-Advisory Agreement also terminates automatically in the event of its assignment, as defined in the Investment Company Act.

INVESTMENT SUB-ADVISORY FEES

         For the fiscal years ended June 30, 1995, 1996 and 1997, the CoreStates Advisers paid the following investment sub-advisory fees to Martin Currie, Aberdeen, and Analytic:


FUND                                 SUB-ADVISORY FEES PAID                      SUB-ADVISORY FEES WAIVED
                                     ------------------------------------------- ------------------------------------------
                                         1995           1996           1997          1995           1996          1997
                                     =============  ============= ============== =============  ============= =============
International Growth Fund                 $493,328       $509,474       $362,901            $0             $0            $0
(to Martin Currie)
International Growth Fund                       0*         15,115         79,385             0              0             0
(to Aberdeen)
Global Bond Fund                            77,727         95,377        103,658             0              0             0
(to Analytic)

*        Aberdeen became a sub-adviser to the International Growth Fund on April 14, 1996.

                             PORTFOLIO TRANSACTIONS

                                  - ALL FUNDS -

IN GENERAL

         Pursuant  to the  Funds'  respective  advisory  agreements,  CoreStates
Advisers and/or the sub-advisers with regard to the International Growth and Global Bond Funds (collectively, the "Advisers") determine which securities are to be sold and purchased by each Fund and which brokers are to be eligible to execute the portfolio transactions. Fund securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of certain portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. While the Advisers generally seeks competitive spreads or commissions, each Fund may not necessarily pay the lowest spread or commission available on each transaction for reasons discussed below.

         Allocation of security transactions, including their frequency, to various dealers is determined by the Advisers in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is the prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, broker/dealers who provide supplemental investment research to the Advisers may receive orders for transactions by a Fund, although consideration of such supplemental investment research is not applicable with respect to Equity Index Fund. Information so received is in addition to and not in lieu of services required to be performed by the Advisers, nor would the receipt of such information reduce the Advisers' fees. Such information may be useful to the Advisers in serving the Funds as well as their other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisers in carrying out their respective obligations to the Funds. In addition, the Funds may direct commission business to one or more designated broker/dealers, including the Distributor or an affiliate of the Adviser, in connection with such broker/dealer's payment of certain of the Fund's expenses.

         A Fund will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Advisers, the Administrator, the Distributor, or their affiliates, and will not give preference to any correspondents of the Advisers with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements. However, a Fund may, on a non-preferential basis, enter into such transactions with institutional investors who purchase Shares of a Fund on behalf of their customers.

         Investment decisions for each Fund are made independently from those for any other investment portfolios or accounts ("accounts") managed by the Advisers. Such accounts may also invest in the same securities as a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Advisers believe to be equitable to the Fund and such other account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisers may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in order to obtain the best execution.

         As provided by their respective Agreements, in making investment recommendations for a Fund, the Advisers will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale by a Fund is another commercial customer of any of the Advisers and, in dealing with their other commercial customers, the Advisers will not inquire or take into consideration whether securities of those customers are held by a Fund.

         It is expected  that the Funds may execute  brokerage  or other  agency
transactions  through  the  Distributor,  a  registered  broker-dealer,   or  an
affiliate of the Adviser for a commission in conformity with the Investment

Company Act, the Securities Exchange Act of 1934 and rules promulgated by the Securities and Exchange Commission. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the Distributor and the Company expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Company for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Company may direct commission business to one or more designated broker/dealers in connection with such broker/dealer's provision of services to the Company or payment of certain Company expenses (i.e., custody, pricing and professional fees). The Directors, including those who are not "interested persons" of the Company, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

         In addition, the Tax-Exempt Funds and Intermediate Municipal Bond Fund may participate, if and when practicable, in bidding for the purchase of municipal securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when CoreStates Advisers, in its sole discretion, believes such practice to be in the best interests of these Funds.

         The Company is required to identify any securities of its "regular brokers or dealers" (as that term is defined in the Investment Company Act) which the Company has acquired during its most recent fiscal year. As of June 30, 1997, the Equity Index Fund held equity securities issued by Merrill Lynch worth $668,000 and Morgan Stanley worth $832,000; the Cash Reserve Fund held debt securities issued by Goldman Sachs worth $24,825, Merrill Lynch worth $29,500, Morgan Stanley worth $34,375, and Sumitome Bank worth $40,000; and the Elite Cash Reserve Fund held debt securities issued by Merrill Lynch worth $10,000, Morgan Stanley worth $10,000, Goldman Sachs worth $5,000, Sumitome Bank worth $5,000, and SBCI Swiss Bank worth $5,000.

BROKERAGE COMMISSIONS

For the fiscal year ended June 30, 1997, the Funds paid the following brokerage commissions:


FUND                                                     BROKERAGE COMMISSIONS
Growth Equity Fund                                              $202,703
Core Equity Fund                                               1,026,435
Special Equity Fund                                              138,761
Equity Index Fund                                                 89,787
International Growth Fund                                        502,826
Balanced Fund                                                     82,805
Short-Intermediate Fund                                           12,388
Bond Fund                                                         14,615

PORTFOLIO TURNOVER

         It is not a policy of the Funds to purchase or sell securities for trading purposes. However, the Advisers manage the Funds without regard generally to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. Generally, the Funds will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. It is expected that the Equity Funds' annual portfolio turnover rates will not exceed 100%. A 100% turnover rate would occur, for example, if all of a portfolio's securities are replaced within a one year period. With respect to the Fixed Income Funds, the annual portfolio turnover rate may exceed 100% due to changes in portfolio duration, yield curve strategy or commitments to forward delivery mortgage-backed securities. The portfolio turnover rate for the Global Bond Fund during its first year of operation could be as high as 400%. With the exception of Global Bond, however, it is expected that the annual turnover rate for the Fixed Income Funds will not exceed 250%.

         High rates of portfolio turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by a Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains.

         The portfolio turnover rates for each of the Funds for the fiscal years ending June 30, 1996 and 1997 were as follows:


FUND                                                 TURNOVER RATE
                                                  1996           1997
Growth Equity Fund                                 81%           74%
Core Equity Fund                                   114            79
Special Equity Fund                                72             74
Equity Index Fund                                  13             11
International Growth                               41             59
Balanced Fund                                      74             54
Short-Intermediate Bond Fund                       257           158
Bond Fund                                          190           210
Short Term Income Fund                             102            99
Intermediate Municipal Bond Fund                   10             22
Government Income Fund                             131           120
Pennsylvania Municipal Bond Fund                   92             39
New Jersey Municipal Bond Fund                     21             19
Global Bond Fund                                   67             90


                                  ADMINISTRATOR

                                  - ALL FUNDS -

         SEI Fund Resources ("SFR" or "Administrator") generally assists in supervising the operation of the Funds pursuant to an Administration Agreement. The respective fees payable to the Administrator are described in the Funds' Prospectuses.

THE ADMINISTRATION AGREEMENT

         Under the terms of the Administration Agreement, the Administrator provides the Company with administrative services (other than investment advisory services) including all regulatory reporting, necessary office space, equipment, personnel, and facilities.

         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

         The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company
("SEI"), is the owner of all beneficial interest in the Administrator. SEI and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds(R), CrestFunds, Inc., CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., FMB Funds, Inc., HighMark Funds, Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Profit Funds Investment Trust, Rembrandt Funds(R), Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, and TIP Funds.

ADMINISTRATION FEES


           FUND                  ADMINISTRATIVE FEES PAID                   ADMINISTRATIVE FEES WAIVED
----------------------------------------------------------------------------------------------------------------
                            1995           1996           1997          1995           1996           1997
                           ------------------------- -----------------------------------------------------------
Growth Equity Fund            $123,731      $173,479       $225,396      $  69,600        $97,589       $115,794
Core Equity Fund                53,535       424,851        909,068         30,067        100,744        259,547
Special Equity Fund                  *        70,780        118,416              *          7,265         49,294
Equity Index Fund              137,868       219,368        333,148         77,861        123,395        166,809
International Growth
Fund                           183,805       196,933        227,442        103,392        110,774        127,898
Balanced Fund                   85,636       130,685        184,781         48,169         64,801         96,912
Short-Intermediate
Bond Fund                       92,840       128,526        283,761         52,211         73,722        137,610
Bond Fund                            *       217,319        312,028              *         34,028        174,767
---------------------------------------------------- -----------------------------------------------------------
Short Term Income
Fund                                 *        36,257         52,310              *          5,897         29,391
Government Income
Fund                            18,024        23,175         33,748         10,139         13,035         16,805
Intermediate Municipal
Bond Fund                        2,937         2,058          2,806          1,652          1,158          1,579


                                                      B-41





           FUND                      ADMINISTRATIVE FEES PAID                   ADMINISTRATIVE FEES WAIVED
--------------------------------------------------------------------------------------------------------------------
                                1995           1996           1997          1995           1996           1997
                           ----------------------------- -----------------------------------------------------------
Pennsylvania
Municipal Bond Fund                      0             0              0          5,478         11,150         27,981
New Jersey Municipal
Bond Fund                                0             0              0          4,023          3,944          4,036
Global Bond Fund                    41,460        51,101         55,309         23,318         28,488         31,077
Treasury Reserve                   755,724       966,980      1,471,701        425,121        536,353        783,035
Cash Reserve                       869,998     1,035,263      1,445,391        489,371        582,385        768,169
Tax Free Reserve                   125,548       110,075        201,784         70,639         76,537        107,032
Elite Treasury Reserve              24,029        22,923         25,838         30,578         28,626         38,795
Elite Cash Reserve                 442,499       457,125        366,755        563,185        532,139        521,130
Elite Tax-Free Reserve              93,316       100,007        109,090        118,767        118,626        168,849
======================================================== ===========================================================

*             Not in operation during period.
**       The Elite Government Reserve was not in operation during this period.


                                   DISTRIBUTOR

                                  - ALL FUNDS -

         SEI Investments Distribution Co. (the "Distributor") acts as Distributor of the Company's Shares pursuant to a Distribution Agreement. Shares of each Fund are sold on a continuous basis by the Distributor as agent, although the Distributor is not obliged to sell any particular amount of Shares. The Distributor is a broker-dealer registered with the SEC, and is a member of the National Association of Securities Dealers, Inc. As Distributor, the Distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of a Fund (excluding preparation and printing expenses necessary for the continued registration of the Funds' Shares) and of preparing, printing, and distributing all sales literature. No compensation is payable by the Company to the Distributor for its distribution services pursuant to the Distribution Agreement.

         For the fiscal years ended June 30, 1995, 1996, and 1997, the aggregate sales charges payable to the Distributor with respect to Individual Shares of the Funds were as follows:


                FUND                   AGGREGATE SALES CHARGE PAYABLE TO
                                                  DISTRIBUTOR                    AMOUNT RETAINED BY DISTRIBUTOR
--------------------------------------------------------------------------------------------------------------------
                                        1995         1996          1997         1995         1996          1997
                                    --------------------------------------------------------------------------------
Growth Equity Fund                         $1,620       $5,569       $47,416         $182         $700        $1,860
Core Equity Fund                              616       12,612        96,837           68         1710         4,819
Special Equity Fund                             0        1,933        39,047            0          286         1,529
Equity Index Fund                               0            0       188,470            0            0         6,846
International Growth Fund                   4,538        3,413         9,718          505          397           598
Balanced Fund                               3,181       11,168        49,158          354        1,454         2,725
Short-Intermediate Bond Fund                   85        4,334         2,684            9          526           167
Bond Fund                                       0        1,199        17,371            0          180         1,620
Short Term Income Fund                          0            1         1,330            0            0            15


                                                      B-42





                FUND                   AGGREGATE SALES CHARGE PAYABLE TO
                                                  DISTRIBUTOR                    AMOUNT RETAINED BY DISTRIBUTOR
--------------------------------------------------------------------------------------------------------------------
                                        1995         1996          1997         1995         1996          1997
                                    --------------------------------------------------------------------------------
Government Income Fund                      1,995        3,581        14,989          222          420           603
Intermediate Municipal Bond
Fund                                          576        7,398         1,528           65          822           257
Pennsylvania Municipal Bond
Fund                                            0           96        46,474            0           11         1,852
New Jersey Municipal Bond
Fund                                          990        9,916         4,101          110        1,081           350
Global Bond Fund                                0            0            48            0            0             0
====================================================================================================================


         The Company has adopted a Distribution Plan (the "Plan") for those Funds offering Class A and Class C Shares. The Plan provides for the payment by the Company to the Distributor of up to .25% of the average daily net assets of each Class A and Class C Shares to which the Plan is applicable. The Company also has a Distribution Plan (the "Class B Plan") for those Funds offering Class B Shares. The Class B Plan provides for the payment by the Company to the Distributor of up to 1.00% of the average daily net assets of each of the Class B Shares to which the Class B Plan is applicable. The Distributor is authorized to use up to .75% of these fees as compensation for its distribution-related services and up to .25% of these fees as service payments to certain securities broker/dealers and financial institutions which enter into shareholder servicing agreements or broker agreements (collectively, the "Service Agreements") with the Distributor. Pursuant to the Service Agreements, the securities broker/dealers and financial institutions will provide shareholder servicing administrative services, including such services as: (i) establishing and maintaining customer accounts and records; (ii) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the Distributor; (iii) automatically investing customer account cash balances; (iv) providing periodic statements to their customers;
(v) arranging for bank wires; (vi) answering routine customer inquiries concerning their investments in the Shares offered in connection with this 12b-1 Plan and related distribution agreement; (vii) assisting customers in changing dividend options, account designations and addresses; (viii) performing sub-accounting functions; (ix) processing dividend payments from the Funds on behalf of customers; (x) forwarding certain shareholder communications from the Funds (such as proxies, Shareholder reports and dividend, distribution and tax notices) to customers; and (xi) providing such other similar services as may be reasonably requested to the extent they are permitted to do so under applicable statutes, rules or regulations. The actual fee paid to a securities broker/dealer or financial institution will be based upon the extent and quality of the services provided.

         Continuance of the Plan must be approved annually by shareholders or by a majority of the Directors of the Company and by a majority of the Directors who are not interested persons (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or in any agreement relating to the Plan (the "Qualified Directors"). The Plan requires that quarterly reports of such expenditures be furnished to and reviewed by the Directors. The Plan may not be amended to materially increase the amount which may be spent thereunder without approval by a majority of the outstanding Shares of the affected Fund series. All material amendments of the Plan require approval by a majority of the Directors of the Company and the Qualified Directors. The Company has entered into a shareholder servicing agreement with CoreStates Bank, N.A.

         The following chart lists the distribution fees that the Distributor received for the following Funds for the fiscal year ended June 30, 1997. As of June 30, 1997, Class B Shares of the Funds, Class C Shares of the Elite Funds, and the Elite Government Reserve had not commenced operations.


                FUND                    AMOUNT         FEE        AMOUNT PAID TO        SALES        PRINTING      OTHER
                                       RECEIVED                   3RD PARTIES BY      EXPENSES        COSTS
                                 THE DISTRIBUTOR
Growth Equity Fund Class A              $9,677        0.25%           $9,677             $0             $0          $0
Core Equity Fund Class A                32,372         0.25           32,372              0             0            0
Special Equity Fund Class A              3,986         0.25           3,986               0             0            0
International Growth Fund Class
A                                        5,307         0.25           5,307               0             0            0
Balanced Fund Class A                    8,822         0.25           8,822               0             0            0
Short-Intermediate Bond Fund
Class A                                  7,481         0.25           7,481               0             0            0
Bond Fund Class A                        3,492         0.25           3,492               0             0            0
Short Term Income Fund Class
A                                         423          0.25            423                0             0            0
Government Income Fund Class
A                                        3,639         0.25           3,639               0             0            0
Intermediate Municipal Bond
Fund Class A                             2,374         0.25           2,374               0             0            0
Pennsylvania Municipal Bond
Fund Class A                             3,126         0.25           3,126               0             0            0
New Jersey Municipal Bond
Fund Class A                              809          0.25            809                0             0            0
Global Bond Fund Class A                  421          0.25            421                0             0            0
Cash Reserve Class C                    57,215         0.25           57,215              0             0            0
Treasury Reserve Class C                37,217         0.25           37,217              0             0            0
Tax-Free Reserve Class C                 7,656         0.25           7,656               0             0            0
==================================== =============  ========== ==================== =============  ============ ===========


                                    EXPENSES

                                  - ALL FUNDS -

         Except as noted herein and in the Funds' Prospectuses, each Fund's service contractors bear all expenses incurred in connection with the performance of their services. Similarly, the Funds bear the expenses incurred in their own operations. Expenses borne by the Funds include taxes (including preparation of returns), interest, brokerage fees and commissions, if any, fees of the Company's Board of Directors, SEC fees, state securities qualification fees (including preparation of filings), costs of preparing and printing prospectuses for regulatory purposes and for distribution to current Fund shareholders, charges of the Custodian and the Transfer Agent, outside auditing and legal expenses, investment advisory and administrative fees, certain insurance premiums, costs of maintenance of the Funds' existence, costs of shareholder reports and shareholder meetings, and any extraordinary expenses incurred in the Funds' operations.

         The aggregate rates of the investment advisory, sub-advisory, and administrative fees payable to the Advisers and the Distributor are not subject to reduction as the Funds' net assets increase. However, if total expenses borne by a Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, the Adviser(s) and the Distributor will reimburse the Fund by the amount of such excess in proportion to their respective fees. Any future expense reimbursements required to be paid by the Advisers and the Distributor would be estimated daily and reconciled and paid on a monthly basis.


                                  LEGAL COUNSEL

                                  - ALL FUNDS -

         Morgan, Lewis & Bockius LLP (of which Mr. Jennings, Secretary of the Company, is a partner), 2000 One Logan Square, Philadelphia, Pennsylvania 19103, is counsel to the Company and has passed upon certain matters in connection with these offerings. From time to time, Morgan, Lewis & Bockius LLP has rendered legal services to the Administrator, Distributor and CoreStates Corp.


                                  MISCELLANEOUS

                                  - ALL FUNDS -

         The Company is registered with the SEC as a management investment company. Such registration does not involve supervision by the Commission of the management or policies of any Fund.

         The Funds' Prospectuses and this Statement of Additional Information omit certain of the information contained in the Company's Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Funds' Prospectuses and this Statement of Additional Information do not constitute an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this Statement of Additional Information.


                         PRINCIPAL HOLDERS OF SECURITIES

         As of October 3, 1997, the following persons were the only persons who were record owners (or to the knowledge of the Company, beneficial owners) or 5% and 25% or more of the Shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding Shares may be deemed to control the Fund within the meaning of the Investment Company Act. The Company believes that most of the Class Y Shares of the Funds were held for the record owner's fiduciary, agency, or custodial customers.


            FUND                               OWNER                     AMOUNT OF RECORD          PERCENT OF TOTAL
                                                                             OWNERSHIP            SHARES OUTSTANDING
Growth Equity Fund -          Patterson & Co.                         504,832.565              5.32%
Class Y                       PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829


                                                      B-45





            FUND                               OWNER                     AMOUNT OF RECORD          PERCENT OF TOTAL
                                                                             OWNERSHIP            SHARES OUTSTANDING
Growth Equity Fund -          Patterson & Co.                         8,044,860.946            84.82%
Class Y                       PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Growth Equity Fund -          Patterson & Co.                         758,373.077              8.00%
Class Y                       PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Growth Equity Fund -          National Financial Services Corp.       28,449.337               8.98%
Class A                       For Exclusive Use of Our
                              Customers
                              200 Liberty Street, 4th Floor
                              1 World Financial Center
                              New York, NY  10281-1003
Growth Equity Fund -          Patterson & Co.                         29,034.792               9.17%
Class A                       PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Core Equity Fund -            Patterson & Co.                         9,227,968.739            38.11%
Class Y                       PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Core Equity Fund -            Patterson & Co.                         11,866,191.454           49.01%
Class Y                       PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Core Equity Fund -            Patterson & Co.                         1,399,492.820            5.78%
Class Y                       PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Core Equity Fund -            National Financial Services Corp.       193,650.684              23.73%
Class A                       For Exclusive Use of Our
                              Customers
                              200 Liberty Street, 4th Floor
                              1 World Financial Center
                              New York, NY  10281-1003
Special Equity Fund -         Patterson & Co.                         3,644,134.831            59.95%
Class Y                       PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829


                                                      B-46





            FUND                               OWNER                     AMOUNT OF RECORD          PERCENT OF TOTAL
                                                                             OWNERSHIP            SHARES OUTSTANDING
Special Equity Fund -         Patterson & Co.                         1,664,612.908            27.39%
Class Y                       PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Special Equity Fund -         Patterson & Co.                         354,964.393              5.84%
Class Y                       PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Special Equity Fund -         National Financial Services Corp        40,972.156               18.26%
Class A                       For the Benefit of Our Customers
                              One World Financial Center
                              P.O. Box 3908
                              Church St. Station
                              New York, NY  10008-3908
Equity Index Fund -           Patterson & Co.                         2,496,923.628            38.73%
Class Y                       PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Equity Index Fund -           Patterson & Co.                         2,705,782.195            41.96%
Class Y                       PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Equity Index Fund -           Patterson & Co.                         444,034.750              6.89%
Class Y                       PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
International Growth          Patterson & Co.                         1,076,811.542             9.33%
Fund - Class Y                PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
International Growth          Patterson & Co.                         5,630,987.620            48.77%
Fund - Class Y                PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
International Growth          Patterson & Co.                         4,422,554.468            38.31%
Fund - Class Y                PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829


                                                      B-47





            FUND                               OWNER                     AMOUNT OF RECORD          PERCENT OF TOTAL
                                                                             OWNERSHIP            SHARES OUTSTANDING
International Growth          National Financial Services Corp.       13,969.813               8.14%
Fund - Class A                For Exclusive Use of Our
                              Customers
                              200 Liberty Street, 4th Floor
                              1 World Financial Center
                              New York, NY  10281-1003
International Growth          Mark E. Stalnecker &                    15,251.000               8.88%
Fund - Class A                Susan M. Stalnecker JTTEN
                              9 Briarcrest Dr.
                              Wallingford, PA  19086-6710
Balanced Fund - Class Y       Patterson & Co.                         6,497,090.091            76.26%
                              PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Balanced Fund - Class Y       Patterson & Co.                         1,710,443.358            20.08%
                              PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Short-Intermediate Bond       Patterson & Co.                         3,655,691.381            21.94%
Fund - Class Y                PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Short-Intermediate Bond       Patterson & Co.                         10,637,468.138           63.83%
Fund - Class Y                PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Short-Intermediate Bond       National Financial Services Corp.       25,644.790               9.29%
Fund - Class A                For Exclusive Use of Our
                              Customers
                              200 Liberty Street, 4th Floor
                              1 World Financial Center
                              New York, NY  10281-1003
Bond Fund - Class Y           Patterson & Co.                         7,397,727.601            42.77%
                              PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Bond Fund - Class Y           Patterson & Co.                         1,177,970.772            6.81%
                              PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829


                                                      B-48





            FUND                               OWNER                     AMOUNT OF RECORD          PERCENT OF TOTAL
                                                                             OWNERSHIP            SHARES OUTSTANDING
Bond Fund - Class Y           Patterson & Co.                         7,892,308.742            45.63%
                              PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Bond Fund - Class A           National Financial Services Corp        21,798.984               12.35%
                              For the Benefit of Our Customers
                              One World Financial Center
                              P.O. Box  3908
                              Church St. Station
                              New York, NY  10008-3908
Bond Fund - Class A           Meridian Trust Company Cust             9,697.315                5.49%
                              For the IRA Rollover of
                              Shiras E. Holmes
                              8761 W. Barkhurst Dr.
                              Pittsburgh, PA  15237-4183
Intermediate Municipal        Patterson & Co.                         32,570.529               33.64%
Bond Fund - Class Y           PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Intermediate Municipal        Patterson & Co.                         62,578.030               64.63%
Bond Fund - Class Y           PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Intermediate Municipal        National Financial Services Corp.       5,115.519                5.31%
Bond Fund - Class A           For Exclusive Use of Our
                              Customers
                              200 Liberty Street, 4th Floor
                              1 World Financial Center
                              New York, NY  10281-1003
Intermediate Municipal        Joseph T. Oprocha &                     5,227.908                5.43%
Bond Fund - Class A           Theresa E. Oprocha JTTEN
                              107 Snyder Avenue
                              Philadelphia, PA  19148-2617
Intermediate Municipal        Irene Sungaila                          5,352.438                5.56%
Bond Fund - Class A           5214 Burton Street
                              Philadelphia, PA  19124-1502
Intermediate Municipal        Thomas Glenn                            5,838.185                6.06%
Bond Fund - Class A           827 North 63rd Street
                              Philadelphia, PA  19151-3411


                                                      B-49





            FUND                               OWNER                     AMOUNT OF RECORD          PERCENT OF TOTAL
                                                                             OWNERSHIP            SHARES OUTSTANDING
Intermediate Municipal        Frank B. Holst &                        6,141.450                6.37%
Bond Fund - Class A           E. Joan Holst JTTEN
                              2218 Oak Terrace
                              Lansdale, PA  19446-6005
Intermediate Municipal        Lowell S. Hunter                        4,917.838                5.10%
Bond Fund - Class A           25 Hunter Road
                              Lambertville, NJ  08530-2704
Short Term Income             Patterson & Co.                         1,694,373.697            46.14%
Fund - Class Y                PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Short Term Income             Patterson & Co.                         1,491,849.754            40.62%
Fund - Class Y                PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Short Term Income             Patterson & Co.                         453,111.342              12.34%
Fund - Class Y                PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Short Term Income             CoreStates Bank, N.A.                   10,256.108               20.25%
Fund - Class A                Custodian for the Rollover IRA of
                              John M. Ennis
                              206 Emerald Ave.
                              Reading, PA  19606-1450
Short Term Income             CoreStates Bank, N.A.                   33,556.911               66.25%
Fund - Class A                Custodian for the Rollover IRA of
                              Frank L. Caiola
                              321 Evergreen Dr.
                              North Wales, PA  19454-2701
Short Term Income             Philip W. Schwehm, Trustee              3,055.261                6.03%
Fund - Class A                Philip W. Schwehm Living Trust
                              23 Joyner St.
                              Lawrenceville, NJ  08648-2612
Government Income             Patterson & Co.                         1,106,712.096            55.11%
Fund - Class Y                PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Government Income             Patterson & Co.                         772,508.480              38.47%
Fund - Class Y                PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829


                                                      B-50





            FUND                               OWNER                     AMOUNT OF RECORD          PERCENT OF TOTAL
                                                                             OWNERSHIP            SHARES OUTSTANDING
Government Income             Patterson & Co.                         110,734.490              5.51%
Fund - Class Y                PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Government Income             Jean Taxin                              8,976.415                5.43%
Fund - Class A                5005 Woodbine Ave.
                              Philadelphia, PA  19131-2403
Government Income             Margaret Murray                         11,494.218               6.95%
Fund - Class A                P.O. Box 5566
                              Philadelphia, PA  19143-0566
Pennsylvania Municipal        Patterson & Co.                         558,836.041              51.75%
Bond Fund - Class Y           PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Pennsylvania Municipal        Patterson & Co.                         277,670.385              25.71%
Bond Fund - Class Y           PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Pennsylvania Municipal        Dr. Vernon F. Alibert &                 191,108.701              17.70%
Bond Fund - Class Y           Dolores V. Alibert JTWROS
                              1420 Conchester Highway
                              Boothwyn, PA  19061-2103
Pennsylvania Municipal        National Financial Services Corp        25,533.476               9.82%
Bond Fund - Class A           For the Benefit of Our Customers
                              One World Financial Center
                              P.O. Box  3908
                              Church St. Station
                              New York, NY  10008-3908
Pennsylvania Municipal        Charles Genuardi &                      18,604.330               7.15%
Bond Fund - Class A           Anne S. Genuardi JTTEN
                              1687 Christopher Lane
                              Norristown, PA  19403-3301
New Jersey Municipal          Patterson & Co.                         99,676.762               64.37%
Bond Fund - Class Y           PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
New Jersey Municipal          Patterson & Co.                         54,003.874               34.88%
Bond Fund - Class Y           PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829


                                                      B-51





            FUND                               OWNER                     AMOUNT OF RECORD          PERCENT OF TOTAL
                                                                             OWNERSHIP            SHARES OUTSTANDING
New Jersey Municipal          Deborah L. Brett  &                     2,218.534                5.21%
Bond Fund - Class A           Randall P. Brett  JTTEN
                              7 Sherman Ct.
                              Plainsboro, NJ  08536-2332
New Jersey Municipal          Almira E. Brinser &                     2,381.563                5.59%
Bond Fund - Class A           Everett L. Brinser JTTEN
                              802 Chestnut Ave.
                              Laurel Springs, NJ  08021-2019
New Jersey Municipal          Nathan J. Bershanoff                    8,561.478                20.09%
Bond Fund - Class A           5251 Garden Ave.
                              Pennsauken, NJ  08109-1013
New Jersey Municipal          Mary Manchur &                          2,550.249                5.98%
Bond Fund - Class A           Jean Kent JTTEN
                              19 Thatchers Rd.
                              Frenchtown, NJ  08825-3603
New Jersey Municipal          Charles K. Cunard                       5,397.142                12.66%
Bond Fund - Class A           714 N. Evergreen Ave.
                              Woodbury, NJ  08096-3552
New Jersey Municipal          Josephine Grimshaw                      2,424.836                5.69%
Bond Fund - Class A           409 Pointsett Ave.
                              Pitman, NJ  08071-1800
New Jersey Municipal          Dalila V. McCrink &                     3,085.016                7.24%
Bond Fund - Class A           William J. McCrink JTTEN
                              3 Brookview Dr.
                              Atco, NJ  08004-2931
New Jersey Municipal          Joseph Gizelbach &                      2,921.422                6.85%
Bond Fund - Class A           Adelaide C. Gizelbach JTTEN
                              14 Winding Way Rd.
                              Stratford, NJ  08084-1914
New Jersey Municipal          Michael Appignani &                     2,459.002                5.77%
Bond Fund - Class A           Michellna Appignani JTTEN
                              147 Bernard St.
                              Highland Park, NJ  08904-3554
Global Bond Fund -            Patterson & Co.                         551,075.694              14.68%
Class Y                       PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829


                                                      B-52





            FUND                               OWNER                     AMOUNT OF RECORD          PERCENT OF TOTAL
                                                                             OWNERSHIP            SHARES OUTSTANDING
Global Bond Fund -            Patterson & Co.                         3,030,770.264            80.74%
Class Y                       PNB Personal Trust Accounting
                              P.O. Box 7829
                              Philadelphia, PA  19101-7829
Global Bond Fund -            James W. Jennings                       5,029.720                21.48%
Class A                       2000 One Logan Square
                              Philadelphia, PA  19103-6993
Global Bond Fund -            CoreStates Bank, N.A. C/F IRA of        6,762.412                28.88%
Class A                       Allen Luke
                              17 Bennett Court
                              East Brunswick, NJ  08816-3686
Global Bond Fund -            CoreStates Bank, N.A. C/F IRA of        6,373.815                27.22%
Class A                       A. Gilbert Heebner
                              2 Etienne Arbordeau
                              Berwyn Baptist Road
                              Devon, PA  19333-1067
Cash Reserve - Class Y        Patterson & Co.                         779,941,462.520          92.50%
                              Attn: Jim Quinlan
                              P.O. Box 7618  FC9-1-17
                              Philadelphia, PA  19101-7618
Treasury Reserve -            The Bank of New York                    65,656,208.720           7.19%
Class Y                       One Wall Street
                              5th Floor/STIF
                              New York, NY  10005-2501
Treasury Reserve -            Patterson & Co.                         733,087,643.010          80.26%
Class Y                       Attn: Jim Quinlan
                              P.O. Box 7618  FC9-1-17
                              Philadelphia, PA  19101-7618
Treasury Reserve -            First Union National Bank               54,758,542.340           6.00%
Class Y                       401 S. Tryon St.
                              Floor 3
                              Charlotte, NC  28202-1911
Treasury Reserve -            Patterson & Co.                         6,762,380.960            37.52%
Class C                       Attn: Jim Quinlan
                              P.O. Box 7618  FC9-1-17
                              Philadelphia, PA  19101-7618
Treasury Reserve -            Philadelphia Health Management          941,983.280              5.23%
Class C                       Corp.
                              260 S. Broad Street
                              20th Floor
                              Philadelphia, PA  19102-5021


                                                      B-53





            FUND                               OWNER                     AMOUNT OF RECORD          PERCENT OF TOTAL
                                                                             OWNERSHIP            SHARES OUTSTANDING
Treasury Reserve -            Frank E. Acierno                        1,504,827.130            8.35%
Class C                       4001 Springfield Lane
                              Greenville, DE  19807-2251
Tax-Free Reserve -            Patterson & Co.                         123,360,101.270          95.46%
Class Y                       Attn: Jim Quinlan
                              P.O. Box 7618  FC9-1-17
                              Philadelphia, PA  19101-7618
Tax-Free Reserve -            Dennis J. Fiore                         667,639.870              6.95%
Class C                       38 Zachary Dr.
                              Chalfont, PA  18914-4014
Elite Cash Reserve -          Patterson & Co.                         230,547,479.170          99.99%
Class Y                       Attn: Jim Quinlan
                              P.O. Box 7618  FC9-1-17
                              Philadelphia, PA  19101-7618
Elite Treasury Reserve -      Patterson & Co.                         28,453,714.660           100.00%
Class Y                       Attn: Jim Quinlan
                              P.O. Box 7618  FC9-1-17
                              Philadelphia, PA  19101-7618
Elite Tax-Free Reserve -      Patterson & Co.                         178,979,169.830          100.00%
Class Y                       Attn: Jim Quinlan
                              P.O. Box 7618  FC9-1-17
                              Philadelphia, PA  19101-7618


                              FINANCIAL STATEMENTS

                                  - ALL FUNDS -

         The Company's Financial Statements for the fiscal year ended June 30, 1997, including notes thereto and the report of Ernst & Young LLP thereon, are herein incorporated by reference. Copies of the 1997 Annual Report must accompany the delivery of this Statement of Additional Information.

                                    APPENDIX

                                RATED INVESTMENTS

Bonds

DESCRIPTION OF MOODY'S LONG-TERM RATINGS

         AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         BAA: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         CA:  Bonds  which  are  rated  Ca  represent   obligations   which  are
speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's bond ratings, where specified, are applied to senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

         Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

         When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

         Moody's  makes  no  representation   that  rated  bank  obligations  or
insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

         Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S LONG-TERM RATINGS

INVESTMENT GRADE

   AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

   A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

   BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

        Debt rated 'BB', 'B', 'CCC', 'CC', and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

   B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

   CCC Debt rated 'CCC' has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

   CC The rating 'CC' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC' rating.

   C The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

   CI Debt rated 'CI' is reserved for income bonds on which no interest is being paid.

   D Debt is rated 'D' when the issue is in payment default, or the obligor has filed for bankruptcy. The 'D' rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

        Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF DUFF & PHELPS' LONG-TERM DEBT RATINGS

   AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

   AA+ High credit quality. Protection factors are strong. Risk is modest but may vary slightly from AA- time to time because of economic conditions.

   A+ Protection factors are average but adequate. However, risk factors are more variable and A- greater in periods of economic stress.


   BBB+ Below average protection factors but still considered sufficient for prudent investment. BBB- Considerable variability in risk during economic cycles.

   BB+ Below investment grade but deemed likely to meet obligations when due. Present or

   BB prospective financial protection factors fluctuate according to industry conditions or company fortunes.

   BB-     Overall quality may move up or down frequently within this category.

   B+ Below investment grade and possessing risk that obligations will not be met when due.

   B Financial protection factors will fluctuate widely according to economic cycles, industry B- conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

   CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

   DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

   DP      Preferred stock with dividend arrearages.

DESCRIPTION OF FITCH'S LONG-TERM RATINGS

INVESTMENT GRADE BOND

   AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

   AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

   A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE BOND

   BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

   B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

   CCC     Bonds  have  certain  identifiable   characteristics  which,  if  not
           remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

   CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

   C       Bonds are in imminent default in payment of interest or principal.

   DDD Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and DD, should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the & D obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

   (+) & Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the (-) rating category. Plus and minus signs, however, are not used in the 'AAA', 'DDD', 'DD', or 'D' categories.

DESCRIPTION OF IBCA'S LONG-TERM RATINGS

   AAA Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

   AA Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

   A Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

   BBB Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

   BB Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.

   B Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

   CCC Obligations for which there is a current perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic or financial conditions.

   CC Obligations which are highly speculative or which have a high risk of default.

   C       Obligations which are currently in default.

Notes: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Ratings of BB and below are assigned where it is considered that speculative characteristics are present.

DESCRIPTION OF THOMSON BANKWATCH'S LONG-TERM DEBT RATINGS

INVESTMENT GRADE

   AAA The highest category; indicates that the ability to repay principal and interest on a timely basis is very high.

   AA The second-highest category; indicates a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

   A The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

   BBB The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE
(Issues regarded as having speculative characteristics in the likelihood of timely repayment of principal and interest.)

   BB While not investment grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

   B Issues rated "B" show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.

   CCC Issues rated "CCC" clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

   CC "CC" is applied to issues that are subordinate to other obligations rated "CCC" and are afforded less protection in the event of bankruptcy or reorganization.

   D       Default

Ratings in the Long-Term Debt categories may include a plus (+) or minus (-) designation, which indicates where within the respective category the issue is placed.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A by Standard & Poor's Corporation ("S&P") is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1, 1 +, and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, the highest rating category, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a satisfactory degree of safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.

F-1+ (Exceptionally Strong) is the highest commercial paper rating Fitch assigns; paper rated F-1+ is regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Very Strong) reflects an assurance of timely payment only slightly less in degree than paper rated F-1+. The rating F-2 (Good) reflects a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues rated F-1+ or F-1.

The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by good fundamental protection factors. Risk factors are minor. Duff has incorporated gradations of 1+ and 1-to assist investors in recognizing quality differences within this highest tier. Paper rated Duff-1+ has the highest certainty of timely payment, with outstanding short-term liquidity and safety just below risk-free U.S. Treasury short-term obligations. Paper rated Duff-1- has high certainty of timely payment with strong liquidity factors which are supported by good fundamental protection factors. Risk factors are very small. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets (although ongoing funding may enlarge total financing requirements) and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1, the highest rating by IBCA, indicates that the obligation is supported by a strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2, the second highest rating, are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

[SQUARE BULLET]
COREFUND[REGISTERED MARK]
FAMILY OF MUTUAL FUNDS
-------------------------
1997
ANNUAL REPORT
TO OUR
SHAREHOLDERS
YEAR ENDING JUNE 30, 1997



              COREFUNDS...INVESTING OUR EXPERIENCE IN YOUR FUTURE.

COREFUND
PORTFOLIOS
BY
ASSET
CLASS
                            [SQUARE BULLET] COREFUND


                                                FUND TRADING SYMBOL

                                              (A/C SHARES)  (Y SHARES)

   EQUITY FUNDS

[SQUARE BULLET] Equity Index                       --         VEIFX
[SQUARE BULLET] Core Equity                     CVERX         CVEAX
[SQUARE BULLET] Growth Equity                   CRQAX         CRGEX
[SQUARE BULLET] Special Equity                  CSPAX         CSEQX
[SQUARE BULLET] International Growth            CROAX         CFIGX

   BALANCED FUNDS
[SQUARE BULLET] Balanced                        COBAX         CBAAX

   FIXED INCOME FUNDS
[SQUARE BULLET] Short Term Income                  --         COSTX
[SQUARE BULLET] Short-Intermediate Bond         CSIAX         CFBDX
[SQUARE BULLET] Government Income               CRIAX         CRYIX
[SQUARE BULLET] Bond                            CBOAX         CONIX
[SQUARE BULLET] Global Bond                     CRGAX         CGBIX

   TAX-EXEMPT INCOME FUNDS
[SQUARE BULLET] Intermediate Municipal Bond     CRMAX         CRMYX
[SQUARE BULLET] Pennsylvania Municipal Bond     CPAAX         CPAYX
[SQUARE BULLET] New Jersey Municipal Bond       CNJAX         CNJYX

   MONEY MARKET FUNDS
[SQUARE BULLET] Treasury Reserve                CTRXX         CRTXX
[SQUARE BULLET] Cash Reserve                       --         CRCXX
[SQUARE BULLET] Tax-Free Reserve                CXCXX         CRXXX

                                TABLE OF CONTENTS

                           INVESTING FOR THE LONG TERM
                                  INSIDE COVER
                           MESSAGE TO OUR SHAREHOLDERS
                                        1

                                 HOW TO USE YOUR
                                  ANNUAL REPORT
                                        2

                                GLOSSARY OF TERMS
                                        4

                            CHOOSING THE RIGHT FUNDS
                                        6

                                FUND DESCRIPTIONS
                                        8

                           INVESTMENT ADVISERS' REVIEW
                                       12

                            MANAGERS' DISCUSSIONS OF
                                FUND PERFORMANCE
                                       16

                         REPORT OF INDEPENDENT AUDITORS
                                       44

                              FINANCIAL STATEMENTS
                                       45

                              SHAREHOLDER SERVICES

                         FOR MORE INFORMATION ON OPENING
              A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS,
PURCHASING,
                        EXCHANGING OR REDEEMING SHARES,
                           OR OTHER INVESTOR SERVICES,
                                   PLEASE CALL
             1-800-355-CORE (2673) OR REFER TO YOUR FUND PROSPECTUS.


                               LIFT THIS FLAP AND
                        LEARN HOW LONG-TERM INVESTING CAN
                                 HELP YOU REACH
                                   YOUR GOALS.

                              [GRAPHIC OF POINTER]

INVESTING FOR THE
LONG TERM
                               A LITTLE BIT TODAY
                                  CAN TAKE YOU
                                   A LONG WAY.

                              [GRAPHIC OF POINTER]
         Throughout this report, we talk about investing for the long term -- setting financial goals, choosing your funds, and then staying with your plan over a period of years. Why is this important? Because long-term investing can truly help you reach your financial goals.
         Whether you're investing for your retirement, a child's education, a vacation home, or some other goal, the key is to start early. This way, you can actually reduce the total amount you will need to save. That's because your money will work for you as it compounds over the years. The more time you have, the more you will benefit from compounding.
         In addition, when you stay with your plan over time, you can minimize the impact of short-term fluctuations in the market. Historically, the longer an investment is held, the less it is affected by market ups and downs.
         Finally, by investing the same amount each month, you can reduce the average cost you pay per share. Your money will buy more shares when the price is low and fewer shares when the price is high. This is a proven technique for not over paying for your investment.

   STOCKS HAVE OUTPERFORMED OVER THE LONG TERM.
HISTORICALLY,  STOCKS HAVE EXPERIENCED GREATER SHORT-TERM
VOLATILITY,  BUT OVER
THE  LONGER  TERM,  THEY  HAVE   OUTPERFORMED   BONDS  AND  OTHER
FIXED-INCOME
INVESTMENTS.

     TIME CAN SMOOTH THE BUMPS ALONG THE WAY. THE LONGER YOU HOLD YOUR INVESTMENT, THE LESS IT WILL BE IMPACTED BY SHORT-TERM MARKET FLUCTUATIONS. THIS CHART ILLUSTRATES THE MAXIMUM AND MINIMUM RETURNS FOR DIFFERENT INVESTMENT PERIODS. AN INVESTOR WITH A LONGER TIME HORIZON CAN AFFORD TO ASSUME GREATER RISK IN EXCHANGE FOR POTENTIALLY GREATER LONG-TERM REWARDS.

     REGULAR  INVESTING  IS  A  SIMPLE  STRATEGY  THAT  WORKS  OVER  TIME.  THIS
HYPOTHETICAL EXAMPLE ASSUMES MONTHLY INVESTMENTS OF $100, $300, AND $500, RESPECTIVELY, GROWING AT A COMPOUNDED ANNUAL RATE OF RETURN OF 8%.

[LINE GRAPH DEPICTING GROWTH OF $10,000 SINCE 1973]

SOURCE: SEI RESEARCH (S&P 500, IBBOTSON LONG TERM GOV'T BOND INDEX, IBBOTSON 30 DAY T-BILL INDEX). THIS ILLUSTRATION IS FOR HYPOTHETICAL PURPOSES ONLY AND DOES NOT REPRESENT THE PERFORMANCE OF A PARTICULAR COREFUND. PAST PERFORMANCE IS NOT

INDICATIVE OF FUTURE RESULTS.

[BAR GRAPH DEPICTING REDUCTION OF RISK OVER TIME]

SOURCE: SEI RESEARCH (S&P 500, IBBOTSON INTERMEDIATE GOV'T BOND INDEX, IBBOTSON 30 DAY T-BILL INDEX). THIS ILLUSTRATION IS FOR HYPOTHETICAL PURPOSES ONLY AND DOES NOT REPRESENT THE PERFORMANCE OF A PARTICULAR COREFUND. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

[CHART DEPICTING REGULAR INVESTING CAN HELP YOU REACH YOUR GOALS]

SOURCE: SEI RESEARCH . THIS ILLUSTRATION IS FOR HYPOTHETICAL PURPOSES ONLY AND DOES NOT REPRESENT THE PERFORMANCE OF A PARTICULAR COREFUND.

MESSAGE
TO OUR
SHAREHOLDERS


JUNE 30, 1997
                            [SQUARE BULLET] COREFUND

         During the past year, CoreFund shareholders were rewarded with overall strong performance as a healthy economy supported the funds' strategies. Despite some early 1997 stock market volatility, we currently have the best of all possible worlds in terms of market climate. Good economic growth, low inflation, relatively low interest rates, and encouraging corporate earnings make conditions ideal for continued market strength.

INVESTING FOR THE LONG TERM Fair weather or stormy, smart investors keep their heads and resist the temptation to follow the latest hot stock or trendy mutual fund. Studies have shown that jumping in and out of the market in reaction to headlines simply doesn't pay off. If you stick with your investment plan, you won't miss out on upward cycles. Sure, there will be some downward cycles. But if you follow a consistent investment strategy, you are more likely to reap market rewards over time.

[PHOTO OF EMIL J. MIKITY]

LEARNING ABOUT YOUR INVESTMENTS The best way to remain confident in your investment plan is to learn as much as you can. To help make fund information easier to read and understand, CoreFunds has created a "plain English" prospectus. This prospectus explains mutual fund concepts and terms, putting detailed fund- specific information at your fingertips.

         Other good sources for fund information are the mutual fund ratings services. CoreFunds is proud to have recently received 1-year ratings of A or higher by Lipper for most of its equity funds and 5-Star Morningstar ratings for the CoreFund Equity Index Fund.

LOOKING INTO THE NEXT CENTURY With the year 2000 approaching, the CoreFund Family of Mutual Funds is well positioned to meet your present and future investment needs. We have a full range of fund alternatives with well-defined goals and investment strategies. And, we've assembled an exceptional portfolio management team. As we work to grow our fund assets, we remain committed to customer service excellence and the enhancement of investor education programs that will help you meet your financial goals for the long term.

/S/ SIGNATURE
EMIL J. MIKITY
CHAIRMAN

HOW TO USE YOUR
ANNUAL
REPORT

[GRAPHIC OF POINTER]
                               COREFUND SHARES ARE
                             CURRENTLY AVAILABLE IN
                            THREE DIFFERENT CLASSES:

                                 CLASS Y SHARES
                        ARE FOR INSTITUTIONAL INVESTORS.

                                 CLASS A SHARES
         ARE FOR INDIVIDUALS INVESTING IN EQUITY AND FIXED INCOME FUNDS.
                       THEY OFFER A VARIETY OF SHAREHOLDER
                         SERVICING FEATURES, AS WELL AS
                              SOME ADDITIONAL FEES.

                                 CLASS C SHARES
                          ARE FOR INDIVIDUALS INVESTING
                             IN MONEY MARKET FUNDS.
                       THEY OFFER A VARIETY OF SHAREHOLDER
                         SERVICING FEATURES, AS WELL AS
                              SOME ADDITIONAL FEES.

THE COREFUND 1997 ANNUAL REPORT In the pages that follow, you will read about your specific funds, the economic trends of the past year, and the outlook going forward. But the most significant message of this 1997 Annual Report has nothing to do with market conditions or forecasts. Instead, we want to stress the importance of staying with your sound, long-term investment plan through all economic cycles.

WHAT YOU NEED TO KNOW
[SQUARE BULLET]

     On the inside front cover, we discuss the reasons why investing over a period of many years can help you reduce the amount of money you will need to reach your goal, and how long-term investing can limit the impact of short-term market fluctuations on your investment. Don't underestimate the importance of starting your investment program early and saving on a regular basis. Take a few minutes and read this section. It may help you learn about new ways to reach your financial goals.
         Also in this Annual Report, you will find the CoreStates Investment Advisers' Review which provides insights into current economic conditions and a global investment outlook. You will find a Manager's Discussion of Fund Performance for each fund in the CoreFund Family of Funds. Each manager's commentary presents a snapshot of fund performance for the 12-month period ending June 30, 1997. The managers offer you insights into the investment strategies they are employing and examine the current climate of specific markets, as well as the market forces that are expected to prevail during the first half of 1997.

                            [SQUARE BULLET] COREFUND
   QUICK FUND FACTS
     Accompanying  each  commentary  are  boxes   highlighting   important  fund
information:
[SQUARE BULLET] When a fund was opened [SQUARE BULLET] Portfolio size [SQUARE BULLET] Number of shares outstanding
[SQUARE BULLET]  Average weighted maturity of a fund's fixed income holdings
                 (where applicable)
[SQUARE BULLET]  Seven-day effective yield (where applicable)

   PORTFOLIO COMPOSITION
         For funds with equity holdings, the individual reports include listings of the top five holdings and the percentage of the total fund invested in these holdings.
         For funds with only fixed income or money market holdings, the reports include pie charts that show how these holdings are divided according to quality ratings or maturity.

   PERFORMANCE DATA     EQUITY AND FIXED INCOME FUNDS
         The performance box shows the average annual total returns from inception, for both the institutional Class Y shares and retail Class A shares, with and without the sales charge. Also, a line graph shows the change in value of a hypothetical $10,000 investment over the lifetime of each fund. Performance of both Y and A classes of each Fund is compared with a commonly used industry index to show how the Fund's performance stacks up against the index.
         For the CoreFund Class A (individual) shares, the performance information has been adjusted to reflect the 12b-1 fee associated with these shares. The Class A data has also been divided to show performance with and without the assessment of a sales charge, also known as the load.

   PERFORMANCE DATA     MONEY MARKET FUNDS
         The performance boxes show the six-month cumulative total return, 7-day and 30-day yields for both classes Y and C as compared to the industry benchmark that the fund manager uses to measure performance.


UNDERSTANDING FUND PERFORMANCE

[SQUARE BULLET]


As you review the information in these fund reports, please remember that past performance of the portfolios does not predict future results. Also, investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

[GRAPHIC OF POINTER]

GLOSSARY
OF TERMS

[GRAPHIC OF POINTER]
         Various terms used in the fund reports are defined as follows:

CLASS Y/CLASS A&C CoreFund shares are currently offered in these classes. Class Y shares are for institutional investors. Class A&C shares are for individuals, and include added features such as shareholder servicing and automatic investment plans, as well as some additional fees. Class C shares also offer checkwriting privileges.

DISTRIBUTIONS are the payments of income and capital gains to shareholders of a mutual fund. For tax purposes, capital gains distributions are calculated separately from interest income or dividends.

DIVERSIFICATION is the spreading of investment risk by putting assets in a wide-ranging portfolio of securities, such as a mutual fund.

DOLLAR-COST AVERAGING is an installment-purchase technique that involves investing a fixed amount of money in mutual fund shares at regular intervals rather than all at once. The objective is to buy fewer shares when prices are high and more shares when prices are low.

EXPENSE RATIO is the amount, expressed as a percentage of average assets, that shareholders paid in the past year for mutual fund operating expenses and management fees.

FACE VALUE is the amount the bondholder receives when the bonds are redeemed at maturity. Interest payments are based on the face value (also called "par value").

HEDGE is a defensive investment strategy, often involving the buying or selling of options, to offset possible losses and thereby to reduce risk.

INDEX is a statistical composite of selected stocks or bonds that is used to measure price fluctuations in these markets. For example, Standard & Poor's 500 Composite Index (S&P 500) is a popular measure of the stock market's performance based on prices of 500 common stocks listed on the New York and American stock exchanges or traded over the counter.

                            [SQUARE BULLET] COREFUND


LOAD refers to sales charges that may be associated with a particular fund. Where loads are shown, both sales charges (incurred when purchasing shares) and 12b-1 fees have been included. The 12b-1 fee, named after the Securities and Exchange Commission rule that permits it, is sometimes assessed to recover costs incurred through advertising, commission payments to brokers, or other expenses associated with marketing and distributing a fund.

MATURITY refers to the period over which a bond or other fixed income security must be held to earn the full yield offered by the issuer of the security. Average weighted maturity describes the average period of maturity in a portfolio that contains fixed income securities of varying maturities.

NET ASSET VALUE (NAV) reflects the market value of one share of the fund on the date listed. This figure is determined by taking the fund's total assets -- securities, cash, and any accrued earnings -- and then deducting liabilities and dividing by the number of shares outstanding.

     Money market funds seek to maintain a stable NAV of $1.00, although there is no guarantee they will always do so. There are three money market portfolios in the CoreFund Family of Mutual Funds: Cash Reserve, Treasury Reserve, and Tax-Free Reserve.

     TOTAL RETURN shows how the value of an investment has changed from the beginning to the end of a period, assuming that dividends and capital gains have been reinvested. In the performance tables for equity and fixed income funds, total return is shown on an "annualized" basis -- it assumes performance at a constant rate for each year. In the performance boxes for money market funds, the six-month total return is shown on a "cumulative" basis -- i.e., the total return for the period from January 1, 1997 to June 30, 1997.

VOLATILITY is a description of how much the price of securities, such as mutual funds, moves up or down within a given period.

YIELD refers to the rate of return for an investment portfolio, expressed as a percentage. Yield for mutual funds is established by a formula set by the Securities and Exchange Commission. A fund's yield will fluctuate and reflect the portfolio's net earning power after fund expenses have been paid.


DEFINING THE TERMS

[SQUARE BULLET]

CHOOSING
THE
RIGHT FUNDS
[GRAPHIC OF POINTER]
         The CoreFund Family offers a diverse range of high-quality mutual fund investment options designed to help you reach your financial goals.
         These include: the capital appreciation potential of equity and balanced funds, the income potential of fixed-income funds, the tax advantages of municipal bond funds, the stability of money market funds, and the expanded reach and potential of international funds. By allowing free exchange among all funds, CoreFund makes it easy for you to adapt your individual investment program to your changing needs.

THE RIGHT CHOICES FOR A WELL-ROUNDED INVESTMENT PLAN.

         Each investor has a unique notion of what the "right" mix of risk and reward should be. You may, for example, be an investor who seeks to maintain the highest possible degree of stability in your portfolio, and therefore favor money market securities. Or, you may be at the opposite end of the spectrum -- someone who is willing to accept and tolerate higher degrees of risk in exchange for the potential of higher returns offered by stocks. Because higher returns generally mean greater price fluctuations, investment decisions will always revolve around this tradeoff.

FINDING THE RIGHT MIX OF RISK AND REWARD.

         To help you align your portfolio's particular blend of stability and return with your investment preferences, CoreFunds offers a broad array of investment options.

DIVERSIFICATION
IS A WAY TO
MODERATE
YOUR RISK.

   As illustrated at right, these funds fall into distinct categories that match up with the various stages of the risk/return spectrum. By taking these factors into consideration, you can fashion a well-rounded, diversified portfolio that will help you achieve your individual investment goals while maintaining a comfortable level of risk. In this way, CoreFunds' expertise and experience can best be used to shape your investment future.

                            [SQUARE BULLET] COREFUND


                             MUTUAL FUND CATEGORIES
LOWER                                                                     HIGHER
RISK                                                                       RISK


                                                     INTERNATIONAL GROWTH            [SQUARE BULLET] INTERNATIONAL GROWTH

                            INTERNATIONAL STOCK FUNDS
                            OFFER POTENTIALLY HIGHER
                           RETURNS, BUT CARRY SPECIAL
                             RISKS. THESE RISKS ARE
                          OUTLINED IN YOUR PROSPECTUS.

                                          GROWTH                                     [SQUARE BULLET] SPECIAL EQUITY
                                                                                     [SQUARE BULLET] GROWTH EQUITY
                                          STOCK AND BALANCED FUNDS                   [SQUARE BULLET] CORE EQUITY
                                          PURSUE LONG-TERM GROWTH.                   [SQUARE BULLET] EQUITY INDEX
                                          THEY OFFER THE GREATEST GROWTH             [SQUARE BULLET] BALANCED
                                          POTENTIAL, BUT FLUCTUATE MORE
                                          IN PRICE.

                                 INTERNATIONAL INCOME                                [SQUARE BULLET] GLOBAL BOND

                                 GLOBAL   BOND  FUNDS  SEEK  GROWTH  AND  INCOME
                                 OFFERING   POTENTIALLY   HIGHER   RETURNS  THAN
                                 DOMESTIC  BONDS,  BUT WITH  LESS  STABILITY  OF
                                 PRINCIPAL.

                          INCOME                                                     [SQUARE BULLET] BOND
                                                                                     [SQUARE BULLET] GOVERNMENT INCOME
                          INTERMEDIATE- AND LONG-TERM TAXABLE BOND                   [SQUARE BULLET] SHORT-INTERMEDIATE BOND
                          FUNDS SEEK A MODERATE-TO-HIGH  LEVEL OF                    [SQUARE BULLET] SHORT TERM INCOME
                          INCOME AND PRESERVATION OF CAPITAL.

                   TAX-FREE INCOME                                                   [SQUARE BULLET] INTERMEDIATE MUNICIPAL BOND
                                                                                     [SQUARE BULLET] PENNSYLVANIA MUNICIPAL BOND
                   THESE FUNDS SEEK TO PROVIDE INCOME THAT                           [SQUARE BULLET] NEW JERSEY MUNICIPAL BOND
                   IS GENERALLY EXEMPT FROM INCOME TAX,
                   WHILE PRESERVING CAPITAL.

           STABILITY                                                                 [SQUARE BULLET] TREASURY RESERVE
                                                                                     [SQUARE BULLET] CASH RESERVE
           MONEY MARKET FUNDS SEEK GREATER SAFETY                                    [SQUARE BULLET] TAX-FREE RESERVE
           AND STABILITY OF PRINCIPAL WHILE
           PROVIDING INCOME.

 LOWER                                                                    HIGHER
RETURN                                                                    RETURN


                              RISK/RETURN SPECTRUM

FUND
DESCRIPTIONS


JUNE 30, 1997
[SQUARE BULLET]  EQUITY (STOCK) FUNDS

INVEST PRIMARILY IN SECURITIES SUCH AS COMMON STOCKS. THESE FUNDS SEEK MAXIMUM LONG-TERM GAINS THROUGH CAPITAL APPRECIATION.

                               OBJECTIVE                                FOR A LONG-TERM INVESTOR WHO IS LOOKING FOR...

[SQUARE BULLET] EQUITY         Seeks to achieve price and yield         ...results substantially in line with the performance
                INDEX FUND     performance similar to the S&P 500       of the stock market as a whole.
                               Composite Index.

[SQUARE BULLET] CORE EQUITY    Seeks growth of capital by investing     ...growth of capital and is willing to take higher
                FUND           primarily in a diversified portfolio     risk for potentially higher returns.
                               of common stocks.

[SQUARE BULLET] GROWTH         Seeks growth of capital and an           ...capital appreciation and is willing to take higher
                EQUITY FUND    increasing flow of dividends from        risk for potentially higher returns.
                               a diversified portfolio of common
                               stocks.

[SQUARE BULLET] SPECIAL        Seeks capital growth by investing        ...growth of capital and is willing to take higher risk
                EQUITY FUND    principally in a diversified             and experience greater volatility for potentially higher
                               portfolio of common stocks.              returns.

[SQUARE         BULLET]   INTERNATIONAL   Seeks  long-term   growth  of  capital
                ...growth of capital and is willing to assume the GROWTH FUND by investing in a portfolio of additional risks inherent in foreign investing in
                               common stocks diversified by country     exchange for potentially higher returns.
                               and industry.


                                 [SQUARE BULLET] COREFUND FAMILY OF MUTUAL FUNDS
[SQUARE BULLET] BALANCED FUND

INVESTING IN BOTH COMMON STOCKS AND FIXED INCOME. THIS FUND SEEKS TO PROVIDE TOTAL RETURN WHILE PRESERVING CAPITAL.

                               OBJECTIVE                                FOR A LONG-TERM INVESTOR WHO IS LOOKING FOR...

[SQUARE BULLET] BALANCED FUND  Seeks to provide total return while      ...participation in a diversified portfolio program
                               preserving capital.                      that is continuously and professionally managed and is
                                                                        willing to take higher risk for potentially higher returns.

[SQUARE BULLET] FIXED INCOME (BOND) FUNDS
INVEST PRIMARILY IN INTEREST-PAYING SECURITIES ISSUED BY THE U.S. GOVERNMENT AND
ITS AGENCIES AS WELL AS CORPORATE BONDS AND COMMERCIAL  PAPER.  THESE FUNDS SEEK
TO PROVIDE A REGULAR STREAM OF CURRENT INCOME.

[SQUARE         BULLET] SHORT TERM Seeks  consistent  current  income  ...higher yield than can be  expected  from  either  cash  INCOME FUND and relative  stability of principal  by  management  funds or other short-term investments,
                               investing primarily in a diversified     but with less volatility than most longer-term bond funds.
                               portfolio of investment-grade debt
                               securities with remaining maturities
                               of three years or less.

[SQUARE BULLET] SHORT-         Seeks consistent current income by       ...higher yield than can be expected from other
                INTERMEDIATE   investing principally in a               short-term investments but without the wide swings
                BOND FUND      diversified portfolio of debt            normally attributable to long-term bond funds.
                               securities with an average weighted
                               maturity of two to five years.

FUND
DESCRIPTIONS
(CONTINUED)

JUNE 30, 1997

[SQUARE BULLET] FIXED INCOME (BOND) FUNDS (CONTINUED)

                               OBJECTIVE                                FOR A LONG-TERM INVESTOR WHO IS LOOKING FOR...

[SQUARE         BULLET]   GOVERNMENT  Seeks  to  provide  current  income  while
                ...investment  performance and can tolerate the risk INCOME FUND
                preserving   principal  value  and  from  an  actively   managed
                portfolio of taxable fixed-income
                               maintaining liquidity.                   securities without credit risk.

[SQUARE BULLET] BOND FUND      Seeks to maximize long-term total        ...investment performance and can tolerate the associated
                               return by investing principally in a     risk from an actively managed  portfolio of taxable fixed
                               diversified portfolio of debt            income securities.
                               securities.

[SQUARE         BULLET] GLOBAL Seeks to provide capital appreciation  ...capital appreciation  and current  income over the BOND FUND and current income  through  investment  long term, and is willing to assume the additional
                               in fixed income securities of the        risks of foreign investing for potentially higher returns,
                               United States and foreign issuers.       and seeks benefits of international diversification.


[SQUARE BULLET] TAX-EXEMPT INCOME FUNDS
INVEST IN GENERAL  OBLIGATION BONDS,  REVENUE BONDS, AND MUNICIPAL NOTES, ALL OF
WHICH FINANCE PUBLIC WORKS AND SERVICES. THESE FUNDS SEEK TO PROVIDE INCOME THAT
IS  GENERALLY  EXEMPT FROM  FEDERAL  INCOME TAX AND IN SOME CASES FROM STATE AND
LOCAL TAXES.

[SQUARE         BULLET]  INTERMEDIATE  Seeks a high level of income  exempt ...a conservative  investment  and  seeks  after-tax  MUNICIPAL  from federal income tax consistent yields while protecting principal.
                BOND FUND      with the preservation of capital.

[SQUARE BULLET] PENNSYLVANIA   Seeks a high level of current income,    ...a moderate rate of tax-free income with less price
                MUNICIPAL      consistent with the preservation of      volatility than long-term municipal bonds and the
                BOND FUND      capital, that is exempt from PA state    enhanced  investment  performance of an actively managed
                               and local personal income tax.           portfolio of tax-free securities.


                                 [SQUARE BULLET] COREFUND FAMILY OF MUTUAL FUNDS


                               OBJECTIVE                                FOR A LONG-TERM INVESTOR WHO IS LOOKING FOR...

[SQUARE BULLET] NEW JERSEY     Seeks a high level of current income     ...a moderate rate of tax-free income with less price
                MUNICIPAL      consistent with the preservation of      volatility than long-term municipal bonds and the
                BOND FUND      capital, that is exempt from New Jersey  enhanced  investment  performance of an actively managed
                               state and local personal income tax.     portfolio of tax-free securities.

[SQUARE BULLET] MONEY MARKET FUNDS
INVEST PRIMARILY IN QUALITY SHORT-TERM SECURITIES OF THE U.S. GOVERNMENT AND ITS
AGENCIES,  COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, AND REPURCHASE AGREEMENTS.
THESE FUNDS SEEK TO MAINTAIN A CONSTANT SHARE PRICE OF $1.00 WITH INCOME VARYING
ACCORDING TO MARKET CONDITIONS AND INTEREST RATES.  HOWEVER,  MONEY MARKET FUNDS
ARE NOT  INSURED  OR  GUARANTEED  BY THE U.S.  GOVERNMENT,  AND  THERE CAN BE NO
ASSURANCE  THAT THESE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF
$1.00.

[SQUARE BULLET] TREASURY       Seeks current income with liquidity      ...liquidity of assets, current income, and
                RESERVE        and stability of principal, with         stability of principal.
                               investments exclusively in U.S.
                               Treasury obligations.

[SQUARE BULLET] CASH RESERVE   Seeks current income with liquidity      ...liquidity of assets, current income, and
                               and stability of principal.              stability of principal.

[SQUARE BULLET] TAX-FREE       Seeks current income that is exempt      ...current income exempt from federal income taxes,
                RESERVE        from regular  income tax with            stability of principal, and liquidity of assets.
                               liquidity and stability of principal.

CORESTATES
INVESTMENT
ADVISERS'
REVIEW

JUNE 30, 1997

                                ABOUT CORESTATES
                              INVESTMENT ADVISERS
                                     (CSIA)

[SQUARE BULLET] INVESTMENT MANAGERS FOR THE
                COREFUND FAMILY OF MUTUAL
                FUNDS.

[SQUARE BULLET] MANAGING MORE THAN $17.6
                BILLION IN ASSETS, INCLUDING NEARLY
                $4 BILLION IN COREFUNDS.

[SQUARE BULLET] AN AFFILIATE OF CORESTATES
                FINANCIAL CORP, ONE OF THE
                NATION'S LARGEST AND MOST
                RESPECTED BANKING INSTITUTIONS.

[SQUARE BULLET] DEDICATED TO PROVIDING ITS
                INVESTORS WITH PROFESSIONAL
                INVESTMENT MANAGEMENT.

[SQUARE BULLET] SERVING THE NEEDS OF INSTITUTIONS,
                CORPORATIONS, MUNICIPALITIES, AND
                INDIVIDUAL INVESTORS.

[SQUARE BULLET] SUPPORTING YOU WITH INVESTMENT
                EXPERTISE FOR THE LONG TERM.


                           COREFUND INVESTMENT REVIEW

         We are pleased to report another solid year of investment returns for the CoreFund Family of Mutual Funds. Taking advantage of a strong U.S. economy and generally favorable conditions throughout the world, the Fund managers produced overall positive returns for equity, fixed income, and money market fund shareholders for the fiscal year ending June 30, 1997.
         In the first quarter, real Gross Domestic Product (GDP) grew at an annual rate of 5.9%, reducing unemployment and raising personal incomes and corporate profits. Despite market forecasts and Federal Reserve expectations, inflation remained low. This combination of strong economic growth and low inflation remains the basis for continued strength in U.S. stock prices.
         While long term interest rates rose modestly in the last six months, they have remained fairly steady in recent quarters. This pattern has provided investors with adequate, though hardly spectacular returns. After a slight (.25%) increase in the closely watched Federal funds rate engineered by the Federal Reserve in March, short-interest rates have been steady. No additional Federal Reserve actions are expected for some time.
     International markets have generally followed the bullish tone set in the U.S., with equity prices higher in most markets. Interest rates in international markets were relatively stable, but the stronger U.S. dollar hurt returns for dollar-based investors.

     [BAR GRAPH DEPICTING CAPITAL MARKET RETURNS]
                CAPITAL MARKET RETURNS
                 (% OF TOTAL RETURN)
         FULL YEAR (6/96-6/97)     FIRST SIX MONTHS `97
DJIA     38.61                     20.12
S&P 500  34.68                     20.60
SBBI      8.15                      3.06
JPMGB     9.28                      4.02
EAFE     12.85                     11.21
DJIA = DOW JONES INDUSTRIAL AVERAGE
S&P 500 = STANDARD & POOR'S COMPOSITE INDEX
SBBI = SALOMON BROTHERS BROAD BOND INDEX
JPMGB = JP MORGAN GLOBAL BOND INDEX, US$ HEDGED
EAFE = MORGAN STANLEY EUROPE, AUSTRALIA AND FAR EAST INDEX

                            [SQUARE BULLET] COREFUND

                                  EQUITY REVIEW


     For the first six months of the calendar year 1997 (the last six months of the Funds' fiscal year), the U.S. stock market continued to build on one of the greatest bull markets in history. The large capitalization S&P 500 Index (S&P) produced a return of 20.6%, after an 11.7% return in the prior six months. For the full fiscal year ended June 30, 1997, the S&P showed a total return of 34.7%.
         Although larger stocks, represented by the S&P, significantly outperformed the broader market, mid-cap and small cap stocks reported more modest returns. The Russell 3000 Equal Weighted Index, which includes mid-cap and small cap stocks, produced returns of 11.2% and 17.0% over the six and twelve month periods, respectively.
         U.S. stock prices continue to benefit from low inflation, stable interest rates, and strong profit growth. As long as these positive factors continue, the market should prove resistant to any sustained selling pressure, as was shown following the market's weakness in March and early April.

[PHOTO OF MARK E. STALNECKER, CHAIRMAN CSIA]

[LINE GRAPH DEPICTING CHANGES IN THE YIELD CURVE]



                          BOND AND MONEY MARKET REVIEW
     After falling slightly in the first six months of the Funds' fiscal year, long-term Treasury rates rose modestly in the first half of 1997. The increase in the target Federal funds rate from 5.25% to 5.5% in March was a response by Federal Reserve policy makers to the strong economic growth experienced in the first quarter of 1997 and fears of accelerating inflation.

                                                                     (CONTINUED)

CORESTATES
INVESTMENT
ADVISERS'
REVIEW
(CONCLUDED)

JUNE 30, 1997

However, subsequent slowing in growth and subdued inflation reassured investors, and long-term rates fell from their early 1997 levels to end June only slightly higher than they had been at the end of 1996.
         For the Funds' full year, longer-term rates declined. The total return for fixed income assets, as measured by the Salomon Brothers Broad Bond Index, was 8.1%. Returns for the Index for the last half of the Funds' fiscal year were 3.1%. With the positive current inflation trends, interest rates should remain relatively stable, and some further decline in long-term rates is possible.

           [BAR GRAPH DEPICTING STOCKS -- INTERNATIONAL VS. DOMESTIC]
                      STOCKS -- INTERNATIONAL VS. DOMESTIC
                       (% OF TOTAL RETURN AS OF 6/30/97)
                                      S&P 500    EAFE
                             1 YR.    34.68      12.85
                             2 YR.    30.26      13.06
                             3 YR.    28.83       9.13
                             4 YR.    21.34      11.05
                             5 YR.    19.75      12.83
S&P 500 = STANDARD & POOR'S 500 COMPOSITE INDEX
EAFE = MORGAN STANLEY EUROPE, AUSTRALIA AND FAR EAST INDEX

                              INTERNATIONAL REVIEW

     International markets continue to underperform the United States. For the Funds' full fiscal year ended June 30, 1997, international equity returns (measured in U.S. dollars) on the Morgan Stanley EAFE Index were 12.9%. Most of this return (11.2%) was generated in the last six months, following weaker returns in 1996.
     Foreign markets were generally strong in local currency terms and the Japanese market, while weak over the full year, began to show signs of strength late in the period amid uncertainties regarding European common currency developments. However, strength in the dollar certainly had a negative impact on equity returns for dollar-based investors.

                             OVERALL MARKET OUTLOOK
         Consistent strong economic fundamentals are cause for optimism about the overall investment outlook, although with stock prices at current valuations, the market is vulnerable to negative surprises. The surprise could be higher inflation or possibly lower growth, led by earnings disappointments. But even with this note of caution, longer-term demographic trends and worldwide economic competition continue to provide an excellent backdrop for investors.

                            [SQUARE BULLET] CORE FUND
[GRAPHIC OF POINTER]

         As we have always recommended, the best course of action is to stay with your long-term investment plan. Although future returns may not match the returns seen in the past decade, this approach should reward investors with solid long-term real returns that approximate historical averages.
         Thank you for investing in the CoreFund Family of Mutual Funds. As always, we are committed to providing you with strong returns as we work to help you meet your investment objective.


                                                  /S/ SIGNATURE
                                                  MARK E. STALNECKER
                                                  CHAIRMAN, CSIA

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE

JUNE 30, 1997

                            COREFUND EQUITY MANAGERS
                                  LARY AASHEIM
                                  EQUITY INDEX
                                 STEPHEN DALTON
                           GROWTH EQUITY AND BALANCED


                              (MANAGERS NOT SHOWN)

                                  JOSEPH STOCKE
                          CORE EQUITY & SPECIAL EQUITY
                                 MICHAEL GIBSON
                               MARTIN CURRIE, INC.
                                       AND
                                 BEVERLY HENDRY
                                ABERDEEN MANAGERS
                              INTERNATIONAL GROWTH

                   [PHOTO OF LARY AASHEIM AND STEPHEN DALTON]

                            [SQUARE BULLET] COREFUND

[SQUARE BULLET] EQUITY INDEX FUND
[GRAPHIC OF POINTER]
                                 ANNUAL RESULTS
[SQUARE BULLET] This Fund returned 34.44% after expenses for the year ending June 30, 1997.
[SQUARE         BULLET] The Fund's  benchmark,  the S&P 500 Composite Index (S&P
                500), returned 34.68% for the same period.
[SQUARE BULLET] Assets in the Fund grew 47.9% from $166.3 million to $245.9 million during the year.

                                   COMMENTARY
The CoreFund Equity Index Fund is a good alternative for investors who want to invest in stocks, but don't want the risks associated with a specific equity management style. The Fund strives to be a pure mirror of the S&P 500 Index. Working toward this goal, we invest in approximately 430 of the stocks included in the Index.
         The factors that influence the Fund's ability to track index performance are cash management and transaction cost management. We tightly manage the Fund's cash portion to greatly increase its ability to track the index.
         We take advantage of opportunities to keep transaction costs as low as possible at all times because they can have a negative impact on performance. Over the past year, we have improved the Fund's ability to track the index, and produce positive returns for investors. As an index fund, the Fund is not managed in terms of market conditions. However, our outlook for the coming months is for a stable, low interest rate environment and reasonable economic growth. These conditions should prove to be healthy for the S&P 500 Index and therefore encouraging for the Fund's performance. [SQUARE BULLET]

  AVERAGE ANNUAL TOTAL RETURN1
  ----------------------------------------
                   1 YEAR  5 YEAR  10 YEAR
  ----------------------------------------
  CLASS A             SYNTHETIC YIELDS
  CLASS Y          34.44%  18.90%  13.43%
  CLASS A W/O LOAD 34.37%  18.89%  13.42%
  CLASS A W/LOAD   26.97%  17.55%  12.79%
  ----------------------------------------

    [LINE GRAPH DEPICTING COMPARISON OF CHANGE IN VALUE OF $10,00 INVESTMENT] COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT (DOLLARS IN THOUSANDS)

                           2/28/95    6/85    6/86    6/87    6/88    6/89
EQUITY INDEX CLASS Y       10,000     10,867  14,507  17,828  16,248  19,238
EQUITY INDEX CLASS A        9,450     10,270  13,709  16,847  15,354  18,180
   (SYNTHETIC)
S&P 500 COMPOSITE INDEX    10,000     10,742  14,590  18,262  16,996  20,481


                           6/90    6/91    6/92     6/93    6/94    6/95    6/96    6/97
EQUITY INDEX CLASS Y       21,906  23,498  26,450   29,727  29,891  37,199  46,755  62,858
EQUITY INDEX CLASS A       20,701  22,206  24,995   28,092  28,247  35,153  44,184  59,369
   (SYNTHETIC)
S&P 500 COMPOSITE INDEX    23,852  25,610  29,052   33,005  33,461  42,171  53,127  71,551

1 FOR THE PERIOD ENDED JUNE 30, 1997.  PAST  PERFORMANCE  IS NOT  PREDICTIVE  OF
  FUTURE PERFORMANCE. INDIVIDUAL CLASS A SHARES WERE OFFERED BEGINNING OCTOBER 9, 1996. THE PERFORMANCE SHOWN FOR EQUITY INDEX PORTFOLIO CLASS A SHARES (SYNTHETIC) PERIOD TO THAT DATE IS BASED ON THE PERFORMANCE OF INSTITUTIONAL CLASS Y SHARES, ADJUSTED TO REFLECT THE MAXIMUM SALES CHARGE OF 5.50% FOR THE CLASS A SHARES. CLASS Y SHARES OF THE EQUITY INDEX PORTFOLIO COMMENCED OPERATIONS ON FEBRUARY 14, 1985, AS A PREDECESSOR FUND WHICH WAS ACQUIRED JUNE 1, 1991, BY COREFUNDS, INC.

                                EQUITY INDEX FUND
                                ----------------

                                QUICK FUND FACTS
                                ----------------
                                 INCEPTION DATE:
                                FEBRUARY 14, 1985
                                 PORTFOLIO SIZE:
                                 $245.9 MILLION
                               SHARES OUTSTANDING:
                            6,576,837 (Y&A COMBINED)

                                TOP FIVE HOLDINGS
                                ----------------
                             (% OF FUND INVESTMENTS)

                                GENERAL ELECTRIC
                                      3.2%
                                    COCA-COLA
                                      2.6%
                                    MICROSOFT
                                      2.3%
                                      EXXON
                                      2.3%
                                 MERCK & COMPANY
                                      1.9%

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE
(CONTINUED)

JUNE 30, 1997

                                CORE EQUITY FUND
                                ----------------
                                QUICK FUND FACTS
                                ----------------
                                 INCEPTION DATE:
                                FEBRUARY 28, 1990
                                 PORTFOLIO SIZE:
                                 $531.1 MILLION
                               SHARES OUTSTANDING:
                            25,155,234 (Y&A COMBINED)

                                TOP FIVE HOLDINGS
                                ----------------
                             (% OF FUND INVESTMENTS)

                                    WORLDCOM
                                      4.5%
                             AIRTOUCH COMMUNICATIONS
                                      4.4%
                               LILLY ELI & COMPANY
                                      3.3%
                                GENERAL ELECTRIC
                                      2.9%
                                      IBM
                                      2.7%

[SQUARE BULLET] CORE EQUITY FUND

                                 ANNUAL RESULTS
[SQUARE BULLET] This Fund returned 33.10% after expenses for the year ending June 30, 1997.
[SQUARE BULLET] The Fund's benchmark, the S&P 500 Index, returned 34.68% for the same period.
[SQUARE BULLET] Assets in the Fund grew 24.7% from $426.0 million to $531.1 million during the year.

                                   COMMENTARY
Throughout the year, the CoreFund Core Equity Fund produced positive results for shareholders while slightly underperforming its benchmark. With interest rates and inflation rates stable, the Fund benefited from overall strong performance in the technology sector. Although technology experienced a correction in December of 1996, the Fund gained in this area for the year due to superior stock selection and the sector's overperformance during the second quarter of 1997.
         We continued our overweighting in IBM. Microsoft and Intel were also strong contributors. And, we benefited from our holdings in Lucent, a company spun off from AT&T that supplies equipment to telecommunications companies.
         Healthcare stocks also contributed to the Fund's performance, as we benefited from our holdings in Lilly Eli. In contrast, although underweighted in this area, the Fund was hurt by poor performance in the utilities sector.

  AVERAGE ANNUAL TOTAL RETURN1
  ------------------------------------------------
                       1 YEAR   5 YEAR   INCEPTION
  ------------------------------------------------
  CLASS Y (SYNTHETIC)  33.10%   18.74%   18.03%
  CLASS A W/O LOAD     32.74%   18.64%   17.96%
  CLASS A W/LOAD       25.41%   17.31%   17.06%
  ------------------------------------------------

   [LINE GRAPH DEPICTING COMPARISON OF CHANGE IN VALUE OF $10,00 INVESTMENT]

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT (DOLLARS IN THOUSANDS)

                         2/28/90    6/90    6/91    6/92    6/93    6/94    6/95    6/96    6/97
CORE EQUITY CLASS Y      10,000     10,964  11,978  14,285  16,109  16,352  19,814  25,338  33,725
   (SYNTHETIC)
CORE EQUITY CLASS A       9,450     10,361  11,319  13,499  15,223  15,453  18,710  23,908  31,735
S&P 500 COMPOSITE INDEX  10,000     10,910  11,714  13,288  15,097  15,305  19,289  24,300  32,727

1 FOR THE PERIOD ENDED JUNE 30, 1997.  PAST  PERFORMANCE OF THE PORTFOLIO IS NOT
  PREDICTIVE OF FUTURE PERFORMANCE. INDIVIDUAL CLASS Y SHARES WERE OFFERED BEGINNING FEBRUARY 21, 1995. THE PERFORMANCE SHOWN FOR CORE EQUITY PORTFOLIO CLASS Y SHARES (SYNTHETIC) PERIOD TO THAT DATE IS BASED ON THE PERFORMANCE OF INDIVIDUAL CLASS A SHARES, WITHOUT THE MAXIMUM SALES CHARGE OF 5.50% FOR THE CLASS A SHARES. CLASS A SHARES OF THE CORE EQUITY PORTFOLIO COMMENCED OPERATIONS ON FEBRUARY 28, 1990.

     During the year, we saw positive performance in our consumer cyclical stock holdings, especially from General Nutrition, although the sector as a whole underper-

                            [SQUARE BULLET] CORE FUND

formed. Also, the impact of a strong U.S. dollar on multi-national companies made us cautious about certain drug and auto companies.

[GRAPHIC OF POINTER]

     Looking ahead, we expect the stock market to continue to be strong. Demographics are working in favor of the market as are low inflation, declining interest rates, a budget agreement which includes tax cuts, strong mutual fund cash flows, and robust corporate profits. We will continue our strategy of creating a diversified portfolio of large and mid-capitalization companies with strong fundamentals.
                                                                 [SQUARE BULLET]

[SQUARE BULLET] GROWTH EQUITY FUND

                                 ANNUAL RESULTS
[SQUARE BULLET] This Fund returned 21.67% for the year ending June 30, 1997. [SQUARE BULLET] The Fund's benchmark, the Lipper Growth Fund Index, returned
                25.57% for the same period. The S&P 500 Index returned 34.68% for the twelve months.
[SQUARE BULLET] Assets in the Fund grew 23.7% from $123.2 million to $152.4 million during the year.

                                   COMMENTARY
The CoreFund Growth Equity Fund, while slightly underperforming its benchmark, produced positive returns for investors. It was a mixed year of performance in its sector of the stock market. After turning in strong performance from June 30, 1996 through November of 1996, the Fund ran into difficulty toward the end of the first half of its fiscal year. Overweighted in technology stocks, it was impacted by a correction in the technology sector in December of 1996. The first quarter of 1997 was also volatile, as the market reacted to the first increase in the Federal Funds rate in two years.

                               GROWTH EQUITY FUND
                               ------------------
                                QUICK FUND FACTS
                               ------------------
                                 INCEPTION DATE:
                                FEBRUARY 3, 1992
                                 PORTFOLIO SIZE:
                                 $152.4 MILLION
                               SHARES OUTSTANDING:
                            9,878,488 (Y&A COMBINED)

                                TOP FIVE HOLDINGS
                               ------------------
                             (% OF FUND INVESTMENTS)

                                     ORACLE
                                      2.6%
                                      INTEL
                                      2.5%
                                   HOME DEPOT
                                      2.5%
                                  DAYTON HUDSON
                                      2.5%
                                   HALLIBURTON
                                      2.4%

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE
(CONTINUED)

JUNE 30, 1997

[SQUARE BULLET] GROWTH EQUITY (CONTINUED)

[GRAPHIC OF POINTER]
         However, we maintained our position and the situation reversed. The Fund benefited from its positioning in the second quarter of 1997 and performance has been dynamic. The same overweighting in technology stocks that hurt the Fund earlier is now responsible for its recent outperformance.
         In addition to technology stocks, including such companies as Oracle, Cisco Systems, Microsoft, Intel, and Motorola, the Fund is well-diversified into other growth stock sectors. These sectors include healthcare, retail, consumer, and financial stocks. We remain committed to our strategy of investing in high quality, large-to-medium capitalization stocks of well-managed growth companies.

     Looking ahead, the outlook for the stock market remains very positive. Therefore, we're maintaining a fully invested position. We expect to see modest economic growth, almost non-existent inflation, and no need for the Federal Reserve to raise interest rates. We're also seeing some very strong corporate profits reports. In short, the current outlook for equities appears to be very encouraging.
                                                                 [SQUARE BULLET]

  AVERAGE ANNUAL TOTAL RETURN1
  -----------------------------------------
                   1 YEAR 5 YEAR INCEPTION CLASS Y 21.67% 15.86% 11.90% CLASS A W/O LOAD 21.29% 15.62% 11.69% CLASS A W/ LOAD 14.65% 14.32% 10.53%
  -----------------------------------------

[LINE GRAPH DEPICTING COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT [DOLLARS IN THOUSANDS]

                           2/28/92   6/92    6/93    6/94    6/95    6/96    6/97
GROWTH EQUITY CLASS Y      10,000    8,795   10,093   9,285  11,487  15,090  18,359
GROWTH EQUITY CLASS A
   (SYNTHETIC)              9,450    8,311    9,538   8,763  10,817  14,170  17,187
S&P 500 COMPOSITE INDEX    10,000    9,992   11,352  11,508  14,504  18,272  24,608
LIPPER GROWTH FUNDS INDEX  10,000    9,494   11,067  11,254  13,857  16,718  20,993

1 FOR THE PERIOD ENDED JUNE 30, 1997.  PAST  PERFORMANCE OF THE PORTFOLIO IS NOT
  PREDICTIVE OF FUTURE PERFORMANCE. INDIVIDUAL CLASS A SHARES WERE OFFERED BEGINNING JANUARY 4, 1993. THE PERFORMANCE SHOWN FOR GROWTH EQUITY PORTFOLIO CLASS A SHARES (SYNTHETIC) PERIOD TO THAT DATE IS BASED ON THE PERFORMANCE OF INSTITUTIONAL CLASS Y SHARES, ADJUSTED TO REFLECT THE MAXIMUM SALES CHARGE OF 5.50% FOR THE CLASS A SHARES. CLASS Y SHARES OF THE GROWTH EQUITY PORTFOLIO COMMENCED OPERATIONS ON FEBRUARY 3, 1992.

                            [SQUARE BULLET] COREFUND

[SQUARE BULLET] SPECIAL EQUITY FUND

                                 ANNUAL RESULTS
[SQUARE BULLET] This Fund returned 17.94% for the year ending June 30, 1997. [SQUARE BULLET] The Fund's benchmark, the Russell 3000 Equal Weighted Index, returned 17.03% for the same period.
[SQUARE BULLET] Assets in the Fund grew 14.7% from $64.8 million to $74.3 million during the year.

                                   COMMENTARY

During the last year, CoreFund Special Equity Fund produced positive results for shareholders while slightly outperforming its benchmark. The approach of this Fund is very issue-specific, relying on company fundamentals. We work to choose the very best stocks for the Fund, without concern for sector diversification.

[GRAPHIC OF POINTER]

         With interest rates and inflation rates stable, the Fund benefited from overall strong performance in the technology sector. Although technology experienced a correction in December of 1996, the Fund gained in this area for the year due to superior stock selection and the sector's overperformance during the second quarter of 1997.
         We continued our overweighting in IBM. Microsoft and Intel were also strong contributors. Another stock that has performed well for the Fund is Teradyne, a supplier of test equipment for the electronics industry. And, we benefited from our holdings in Lucent, a company spun off from AT&T that supplies equipment to telecommunications companies.
         Healthcare stocks also contributed to the Fund's performance. The Fund benefited from holdings in Guilford

  AVERAGE ANNUAL TOTAL RETURN1
  -----------------------------------------------
                        1 YEAR  3 YEAR  INCEPTION
  CLASS Y (SYNTHETIC)   17.94%  25.29%   17.31%
  CLASS A W/O LOAD      17.73%  25.16%   17.20%
  CLASS A W/LOAD        11.25%  22.83%   15.22%
  -----------------------------------------------

[LINE GRAPH DEPICTING COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT [DOLLARS IN THOUSANDS]

                           3/31/94   6/94      6/95     6/96      6/97
SPECIAL EQUITY CLASS Y
   (SYNTHETIC)             10,000    9,279    11,363    15,477    18,253
SPECIAL EQUITY CLASS A      9,450    8,769    10,735    14,605    17,194
FRANK RUSSELL 3000 INDEX
   (EQUALLY WEIGHTED)      10,000    9,645    11,773    14,711    17,216

1 FOR THE PERIOD ENDED JUNE 30, 1997.  PAST  PERFORMANCE OF THE PORTFOLIO IS NOT
  PREDICTIVE OF FUTURE PERFORMANCE. INSTITUTIONAL CLASS Y SHARES WERE OFFERED BEGINNING FEBRUARY 21, 1995. THE PERFORMANCE SHOWN FOR SPECIAL EQUITY
  PORTFOLIO CLASS Y SHARES (SYNTHETIC) PERIOD TO THAT DATE IS BASED ON THE PERFORMANCE OF INDIVIDUAL CLASS A SHARES, WITHOUT THE MAXIMUM SALES CHARGE OF 5.50% FOR THE CLASS A SHARES. CLASS A SHARES OF THE SPECIAL EQUITY PORTFOLIO COMMENCED OPERATIONS ON MARCH 15, 1994.

                               SPECIAL EQUITY FUND
                               -------------------

                                QUICK FUND FACTS
                               -------------------
                                 INCEPTION DATE
                                 MARCH 15, 1994
                                PORTFOLIO SIZE:
                                 $74.3 MILLION
                              SHARES OUTSTANDING:
                            6,594,766 (Y&A COMBINED)

                               TOP FIVE HOLDINGS
                               -------------------
                             (% OF FUND INVESTMENTS)

                                     KUHLMAN
                                      2.2%
                                   SCIOS NOVA
                                      1.9%
                                    VDI MEDIA
                                      1.8%
                          EVEREST REINSURANCE HOLDINGS
                                      1.7%
                                      INTEL
                                      1.7%

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE
(CONTINUED)

JUNE 30, 1997

[SQUARE BULLET] SPECIAL EQUITY (CONTINUED)

Pharmaceuticals, a biotechnology company focusing on new ways of delivering cancer drugs directly into tumors.
     During the year, we saw positive performance in our consumer cyclical stock holdings, especially from General Nutrition, although the sector as a whole underperformed. Also, the impact of a strong U.S. dollar on multi-national companies made us cautious about certain drug and auto companies.
     Looking ahead, we expect the stock market to continue to be strong. Demographics are working in favor of the market as are low inflation, declining interest rates, a budget agreement which includes tax cuts, strong mutual fund
cash flows, and robust corporate profits.                        [SQUARE BULLET]

[SQUARE BULLET] INTERNATIONAL GROWTH FUND

                                 ANNUAL RESULTS
[SQUARE BULLET] This Fund returned 15.43% for the year ending June 30, 1997. [SQUARE BULLET] The Fund's benchmark, the Morgan Stanley Capital International
                EAFE Index, returned 12.85% for the same period.
[SQUARE BULLET] Assets in the Fund grew 17.1% from $141.4 million to $165.6 million during the year.

[GRAPHIC OF POINTER]

                                   COMMENTARY
The CoreFund International Growth Fund outperformed its benchmark and provided healthy returns for investors. The Fund is co-managed by Martin Currie, Inc. (80% of Fund Assets) and Aberdeen Managers (20% of Fund Assets), providing the portfolio with an added level of diversification. Both managers do extensive research on individual companies throughout the world. By visiting over 2,000 companies a year from their international offices, they learn about each company's facilities, products, balance sheets, and management within the context of its local market and economy. A combination of micro and macro economic factors are considered when making buy and sell decisions for the Fund.

                            [SQUARE BULLET] COREFUND

                          INTERNATIONAL MARKET OVERVIEW

The UK market benefited from a stronger currency as the economy began experiencing an earlier recovery than the rest of Europe. Financial stocks dominated returns. However, there is concern about the continued strength of the sterling in the coming months and its impact on forecasts.
     The European markets made good progress throughout the period, although recovery is far behind North America. In spite of uncertainty over the European Monetary Union, the improved outlook for corporate profits pushed share prices up. Although this market is benefiting from corporate restructuring and an emphasis on shareholder value, for U.S. dollar-based investors, returns weren't as good as they were in local currency terms.
     The Japanese market suffered during the first six months of this period, but began to show signs of improvement at the beginning of 1997. Gains, however, have been aided greatly by the yen strengthening significantly on the back of possible interest rate rises. Companies which have already restructured and are competitive globally, such as in electronics, have performed well with increases in earnings.
     Among the Asia Pacific Region markets, Hong Kong remained the best of the major markets. Despite Hong Kong's hand over to China, there were many opportunities for strong returns. In contrast, Thailand, Malaysia, Korea, and Singapore were consistently disappointing throughout the year.


  AVERAGE ANNUAL TOTAL RETURN1
  -----------------------------------------------
                        1 YEAR  5 YEAR  INCEPTION
  CLASS Y               15.43%  11.87%    9.57%
  CLASS A W/O LOAD      15.09%  11.67%    9.44%
  CLASS A W/LOAD         8.78%  10.42%    8.60%
  -----------------------------------------------

[LINE GRAPH DEPICTING COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT [DOLLARS IN THOUSANDS]

                           2/28/90   6/90    6/91    6/92    6/93    6/94    6/95    6/96    6/97
INTERNATIONAL EQUITY
   CLASS Y                 10,000    10,985  10,688  11,210  12,562  14,611  14,581  17,018  19,644
INTERNATIONAL EQUITY
   CLASS A (SYNTHETIC)      9,450    10,381  10,100  10,594  11,907  13,824  13,758  16,034  18,453
MORGAN STANLEY MSCI EAFE
   INDEX                   10,000     9,814   8,682   8,626  10,375  12,138  12,341  13,980  15,776

1 FOR THE PERIOD ENDED JUNE 30, 1997. PAST PERFORMANCE OF THE PORTFOLIO IS NOT
  PREDICTIVE OF FUTURE PERFORMANCE. INDIVIDUAL CLASS A SHARES WERE OFFERED BEGINNING JANUARY 4, 1993. THE PERFORMANCE SHOWN FOR INTERNATIONAL GROWTH PORTFOLIO CLASS A SHARES (SYNTHETIC) PERIOD TO THAT DATE IS BASED ON THE PERFORMANCE OF INSTITUTIONAL CLASS Y SHARES, ADJUSTED TO REFLECT THE MAXIMUM SALES CHARGE OF 5.50% FOR THE CLASS A SHARES. CLASS Y SHARES OF THE INTERNATIONAL GROWTH PORTFOLIO COMMENCED OPERATIONS ON FEBRUARY 12, 1990.

                            INTERNATIONAL GROWTH FUND
                            -------------------------

                                QUICK FUND FACTS
                               -------------------
                                 INCEPTION DATE
                               FEBRUARY 12, 1990
                                PORTFOLIO SIZE:
                                 $165.6 MILLION
                              SHARES OUTSTANDING:
                            11,250,338 (Y&A COMBINED)

                                TOP FIVE HOLDINGS
                               -------------------
                             (% OF FUND INVESTMENTS)

                                    NOVARTIS
                                      2.2%
                                   MANNESMANN
                                      1.6%
                                 ROCHE HOLDINGS
                                      1.6%
                                    ROHM LTD
                                      1.6%
                                    ING GROUP
                                      1.5%

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE
(CONTINUED)

JUNE 30, 1997

[SQUARE BULLET] INT'L GROWTH FUND (CONTINUED)

         Latin American markets, in particular Argentina and Brazil, were up nicely after the first six months of the period. Mexico also gained during the second half of 1996, but the gain was canceled out by the renewed weakness of the peso. In the second half of the period, strong rallies in the utility sectors of Brazil made it the strongest market in its region. Argentine and Mexican markets were also encouraged by stronger than expected economic growth.

                               MARTIN CURRIE, INC.
                              (80% OF FUND ASSETS )
Our investment approach is to invest in growth, but at the right price. During the year, the largest sector of our asset allocation model has been Europe, where we've invested more than half of all assets.
     Latin America, including Brazil and Mexico, proved to be the best performing sector for the period producing returns of about 45%. We've seen a lot of privatization in these countries, particularly in utilities, from which the Fund has benefited. After a dramatic Latin American recovery, however, we have taken profits ahead of elections in Mexico and Brazil. We also have a very small, but strong performing, portion in cash in the Middle East.
         Going forward, we are confident of continued favorable conditions in Hong Kong in spite of its hand over to China. We will continue to underweight or avoid the markets of Thailand, Korea, and Malaysia due to weak conditions.
         Although Japan had a difficult first half of the period, it has been recovering nicely over the last six months. We've invested in a very focused group of world class consumer electronics companies in Japan such as Sony, Hitachi, and Canon, giving us the ability to produce high returns atypical of the Japanese market as a whole. We will continue to maximize opportunities in this market.

                                ABERDEEN MANAGERS
                              (20% OF FUND ASSETS)
Throughout the year, we remained underweighted in Japan, which benefited the portfolio due to that country's weak performance during the early part of the period. We have recently seen volatility in the world markets, and we expect this trend to increase. We also expect to see volatility in the currency

                            [SQUARE BULLET] COREFUND

markets as Europe moves toward one currency. We're closely watching Hong Kong since its hand over to China, looking for opportunities. The Far East should begin to outperform as conditions there are excellent for growth. Looking ahead, although the international markets have generally underperformed the U.S. over the last few years, we believe the cycle is now beginning to turn around.
                                                                 [SQUARE BULLET]
[SQUARE BULLET] BALANCED FUND

                                 ANNUAL RESULTS
[SQUARE BULLET] This Fund returned 16.44% for the year ending June 30, 1997. [SQUARE BULLET] The Fund's benchmarks, the S&P 500 Index returned 34.68% and the Lehman Brothers Intermediate Government/Corporate Bond Index returned 7.23% for the same period, respectively.
[SQUARE BULLET] Assets in the Fund grew 11.5% from $105.7 million to $117.8 million during the year.

                                   COMMENTARY
The CoreFund Balanced Fund produced positive returns for investors for the one year period ending June 30, 1997. Throughout the year, the Fund had mixed performance as it shifted its equity sector weightings to a more advantageous position.
[GRAPHIC OF POINTER]
         On the equity side, we began the period by decreasing the Fund's exposure to financial stocks while increasing its energy holdings. This hurt performance as a post election rally in the market produced high returns in the financial sector. Also, volatility in the Fund's technology and communica-

                                  BALANCED FUND
                                  -------------

                                QUICK FUND FACTS
                               -------------------
                                 INCEPTION DATE
                                JANUARY 4, 1993
                                PORTFOLIO SIZE:
                                 $117.8 MILLION
                              SHARES OUTSTANDING:
                            8,717,507 (Y&A COMBINED)

                            TOP FIVE EQUITY HOLDINGS
                            -------------------------
                             (% OF FUND INVESTMENTS)

                                 WARNER LAMBERT
                                      1.3%
                          HEALTH MANAGEMENT ASSOCIATES
                                      1.3%
                                   PEOPLESOFT
                                      1.2%
                                     ORACLE
                                      1.2%
                                  DAYTON HUDSON
                                      1.2%

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE
(CONTINUED)

JUNE 30, 1997

[SQUARE BULLET] BALANCED FUND (CONTINUED)

tions services holdings had a negative impact late in 1996.
       The situation reversed during the first quarter 1997 correction, when the overweighted technology sector generated superior returns relative to the market. We then increased the Fund's holdings in the financial sector toward a market weighting and decreased energy holdings. These trends continued through the second quarter of 1997. In addition, holdings in the capital goods and healthcare sectors continued to post strong returns, while large capitalization, predictable growth stocks resumed market leadership.
     On the fixed income side of the portfolio, we shortened duration during periods of price strength from 10 years to about 51/2 years, bringing it closer to the index. We also worked to add income during periods of price weakness.
         Looking ahead, the Fund is now in a strong position both on the equity side and the fixed income side in light of current market conditions. We do not foresee economic conditions changing in the next six months, although we continue to look for signs to the contrary. We continue to favor stocks of companies which are generating accelerating earnings momentum and positive earnings surprises, as well as improved earnings prospects. In contrast, we intend to avoid new purchases of bonds, as we anticipate stable to gently falling interest rates through the calendar year end. [SQUARE BULLET]

  AVERAGE ANNUAL TOTAL RETURN1
  -----------------------------------------------
                        1 YEAR  3 YEAR  INCEPTION
  CLASS Y               16.44%  17.01%   12.01%
  CLASS A W/O LOAD      16.15%  16.70%   11.56%
  CLASS A W/LOAD         9.79%  14.51%   10.10%
  -----------------------------------------------

[LINE GRAPH DEPICTING COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT [DOLLARS IN THOUSANDS]

                          1/31/93    6/93    6/94    6/95    6/96    6/97
BALANCED CLASS Y          10,000     10,478  10,309  11,980  14,185  16,517
BALANCED CLASS A
   (SYNTHETIC)             9,450      9,899   9,715  11,254  13,294  15,441
S&P 500 COMPOSITE
   INDEX                  10,000     10,399  10,543  13,287  16,739  22,544
LEHMAN INTERMEDIATE
   GOVERNMENT-CORPORATE
   INDEX                  10,000     10,419  10,392  11,468  12,042  12,912

1 FOR THE PERIOD ENDED JUNE 30, 1997.  PAST  PERFORMANCE OF THE PORTFOLIO IS NOT
  PREDICTIVE OF FUTURE PERFORMANCE. INDIVIDUAL CLASS A SHARES WERE OFFERED BEGINNING MARCH 16, 1993. THE PERFORMANCE SHOWN FOR BALANCED PORTFOLIO CLASS A SHARES (SYNTHETIC) PERIOD TO THAT DATE IS BASED ON THE PERFORMANCE OF INSTITUTIONAL CLASS Y SHARES, ADJUSTED TO REFLECT THE MAXIMUM SALES CHARGE OF 5.50% FOR THE CLASS A SHARES. CLASS Y SHARES OF THE BALANCED PORTFOLIO COMMENCED OPERATIONS ON JANUARY 4, 1993.

                            [SQUARE BULLET] COREFUND

                         COREFUND FIXED INCOME MANAGERS

                                 (LEFT TO RIGHT)

                                  JOSEPH BAXTER
                        INTERMEDIATE, PA & NJ MUNI BONDS
                                   DAN TAYLOR
                             SHORT-INTERMEDIATE BOND
                                  BRIAN SNYDER
                            MUNICIPAL BOND SPECIALIST
                                   JOHN ACKLER
                                SHORT TERM INCOME
                                WILLIAM LAWRENCE
                            GOVERNMENT INCOME & BOND


                               (MANAGER NOT SHOWN)
                                 GEORGE MCNEILL
                                   GLOBAL BOND

               [PHOTO OF JOSEPH BAXTER, DAN TAYLOR, BRIAN SNYDER,
                         JOHN ACKLER, WILLIAM LAWRENCE]

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE
(CONTINUED)

JUNE 30, 1997
                             SHORT TERM INCOME FUND
                             -----------------------

                                QUICK FUND FACTS
                               -------------------
                                 INCEPTION DATE
                                  MAY 15, 1995
                                PORTFOLIO SIZE:
                                 $37.5 MILLION
                              SHARES OUTSTANDING:
                            3,762,789 (Y&A COMBINED)
                           AVERAGE WEIGHTED MATURITY:
                                   1.0 YEARS

                             QUALITY DIVERSIFICATION
                                   [PIE CHART]
                                     AAA 55%
                                      AA 4%
                                      A 19%
                                     BBB 10%
                                    OTHER 12%
                 INVESTMENT QUALITY RATINGS AS RATED BY MOODY'S

                                 ANNUAL RESULTS
[SQUARE BULLET] This Fund returned 5.82% net of fees for the year ending June 30, 1997.
[SQUARE BULLET] The Fund's benchmark, the Merrill Lynch 1-year Treasury Bill Index, had a gross return of 6.18% for the same period.
[SQUARE BULLET] Assets in the Fund grew 24.6% from $30.1 million to $37.5 million during the year.

                                   COMMENTARY
Despite slightly underperforming its benchmark, the CoreFund Short Term Income Fund provided money market investors with positive returns for the year. During the period, the average weighted maturity of the Fund was about one year, toward the shorter end of its range of three years or less.
     During the first six months of the period, the Federal funds rate remained unchanged. However, the market experienced some short-term interest rate volatility as concerns about inflation fueled fears that the Federal Reserve would raise interest rates. By September, evidence of a softer economy quieted these fears and rates dropped significantly.
     The first quarter of 1997 again found short-term income securities trading on expectations of an upward interest rate move. In March, the interest rate was increased followed by the influx of enormous tax receipts in April and May. With the treasury flush with cash, action was taken to reduce the auction sizes of several Treasury issuances reducing supply for the remainder of the period.
     Throughout this cycle, a laddered maturity approach was maintained, exposing the portfolio all along the yield curve. This

  AVERAGE ANNUAL TOTAL RETURN1
  -----------------------------------------------
                        1 YEAR    INCEPTION
  CLASS Y               5.82%     5.42%
  CLASS A W/O LOAD      5.59%     5.07%
  CLASS A W/LOAD        2.19%     3.43%
  -----------------------------------------------

[LINE GRAPH DEPICTING COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT [DOLLARS IN THOUSANDS]

                         5/31/95   6/95    6/96    6/97
SHORT-TERM INCOME
   FUND CLASS Y          10,000    10,046  10,534  11,147
SHORT-TERM INCOME
   FUND CLASS A           9,450     9,718  10,160  10,728
MERRILL LYNCH 1-YEAR
   TREASURY BILL INDEX   10,000    10,057  10,615  11,271

1 FOR THE PERIOD ENDED JUNE 30, 1997.  PAST  PERFORMANCE OF THE PORTFOLIO IS NOT
  PREDICTIVE OF FUTURE PERFORMANCE. CLASS Y SHARES WERE OFFERED BEGINNING MAY 15, 1995 AND CLASS A SHARES WERE OFFERED BEGINNING MAY 17, 1995. THE MAXIMUM SALES CHARGE ON CLASS A SHARES IS 3.25%.

                            [SQUARE BULLET] COREFUND

strategy helps to neutralize interest rate risk and is a great way to achieve better yields due to representation at the higher end of the yield curve.
         In addition, our floater and asset-backed positions were increased slightly as a hedge against higher interest rates. This technique produces a more constant yield.
     Looking ahead, we intend to keep a disciplined laddered approach to Fund management. We will continue to work to neutralize interest rate risk and duration rate risk as we concentrate on yield. We believe that it will take a while for technical factors, such as treasury supply, to change. In terms of the economy, although we think there still may be another interest rate hike somewhere on the horizon, the economic data is simply too good for the market to change much in the near future. [SQUARE BULLET]

[SQUARE BULLET] SHORT-INTERMEDIATE BOND

                                 ANNUAL RESULTS
[SQUARE BULLET] This Fund returned 6.90% for the year ending June 30, 1997. [SQUARE BULLET] The Fund's benchmark, the Merrill Lynch 1-5 year Treasury
                Index, returned 6.70% for the same period.
[SQUARE BULLET] Assets in the Fund grew 1.8% from $162.9 million to $165.9 million during the year.

                                   COMMENTARY
The CoreFund  Short-Intermediate  Bond Fund  provided  investors  with  positive returns for the year while slightly outperforming its benchmark. The Fund benefited from overweighted positions in asset-backed securities and Yankee securities. Underweighting in corporate bonds, treasuries, and a slight underweighting in mortgages has been the Fund's position throughout the period. We work to add value through security selection and sector allocation, striving to invest in the right sectors, as well as the right securities and companies.
     Overall, the bond market was surprisingly stable over the past twelve months. The Federal Reserve Board raised interest

                          SHORT-INTERMEDIATE BOND FUND
                          ----------------------------

                                QUICK FUND FACTS
                               -------------------
                                 INCEPTION DATE
                                FEBRUARY 3, 1992
                                PORTFOLIO SIZE:
                                 $165.9 MILLION
                              SHARES OUTSTANDING:
                            16,882,464 (Y&A COMBINED)
                           AVERAGE WEIGHTED MATURITY:
                                   4.4 YEARS

                             QUALITY DIVERSIFICATION
                                   [PIE CHART]
                                     AAA 71%
                                      AA 2%
                                      A 10%
                                     BBB 8%
                                      BB 3%
                                  NOT RATED 2%
                                    OTHER 4%
                 INVESTMENT QUALITY RATINGS AS RATED BY MOODY'S

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE
(CONTINUED)

JUNE 30, 1997

[SQUARE BULLET] SHORT-INTERMEDIATE (CONTINUED)

rates once during the period, but there was a modest rally across the yield curve. Volatility was very low in the marketplace.
         In terms of the economy, although we think there still may be another interest rate hike somewhere on the horizon, the economic data is simply too good for the market to change much in the near future.
     In this environment, the Fund will work to add value by continuing to emphasize its yield advantage with corporate, mortgage-backed, and asset-backed securities. And we continue to see potential in asset-backed securities and Yankee securities. Although duration has been somewhat longer than the Fund's 21/2 year target, we anticipate scaling back duration to be neutral with our
benchmarks as we move forward.                                   [SQUARE BULLET]

  AVERAGE ANNUAL TOTAL RETURN1
  -----------------------------------------------
                        1 YEAR  5 YEAR  INCEPTION
  CLASS Y               6.90%   5.51%   5.56%
  CLASS A W/O LOAD      6.64%   5.26%   5.34%
  CLASS A W/LOAD        3.15%   4.56%   4.69%
  -----------------------------------------------

[LINE GRAPH DEPICTING COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT [DOLLARS IN THOUSANDS]

                           2/29/92    6/92    6/93    6/94    6/95    6/96    6/97
SHORT-INTERMEDIATE
   BOND CLASS Y            10,000     10,249  11,059  11,025  11,931  12,533  13,398
SHORT-INTERMEDIATE
   BOND CLASS A
   (SYNTHETIC)              9,675      9,916  10,700  10,641  11,487  12,037  12,836
MERRILL 1-5 YEAR SHORT-
   INTERMEDIATE TREASURY
   INDEX                   10,000     10,324  11,189  11,265  12,248  12,883  13,747
MERILL 1-3 YEAR SHORT-
   TERM TREASURY INDEX     10,000     10,284  10,961  11,138  11,999  12,651  13,483

1 FOR THE PERIOD ENDED JUNE 30, 1997.  PAST  PERFORMANCE OF THE PORTFOLIO IS NOT
  PREDICTIVE OF FUTURE PERFORMANCE. INDIVIDUAL CLASS A SHARES WERE OFFERED BEGINNING JANUARY 4, 1993. THE PERFORMANCE SHOWN FOR SHORT-INTERMEDIATE BOND PORTFOLIO CLASS A SHARES (SYNTHETIC) PRIOR TO THAT DATE IS BASED ON THE PERFORMANCE OF INSTITUTIONAL CLASS Y SHARES, ADJUSTED TO REFLECT THE MAXIMUM SALES CHARGE OF 3.25% FOR THE CLASS A SHARES. CLASS Y SHARES OF THE SHORT-INTERMEDIATE BOND PORTFOLIO COMMENCED OPERATIONS ON FEBRUARY 3, 1992. WE HAVE CHANGED THE BENCHMARK FOR THIS FUND BECAUSE WE FEEL THE MERRILL LYNCH 1-5 YR. TREASURY INDEX MORE ACCURATELY REPRESENTS THE HOLDINGS OF THIS FUND.

                            [SQUARE BULLET] COREFUND

[SQUARE BULLET] GOVERNMENT INCOME FUND

                                 ANNUAL RESULTS
[SQUARE BULLET] This Fund returned 8.15% after expenses for the year ending June 30, 1997.
[SQUARE BULLET] The Fund's benchmark, the Salomon Brothers Broad Investment Grade Bond Index, also returned 8.15% for the same period.
[SQUARE BULLET] Assets in the Fund grew 36.2% from $15.2 million to $20.7 million during the year.

                              [GRAPHIC OF POINTER]

                                   COMMENTARY
The CoreFund Government Income Fund produced positive results for its shareholders while matching its benchmark. The Fund's performance was helped significantly by an overweighting in mortgage-backed securities. Representing about 75% of the Fund's assets, mortgage-backed securities were a strong performing sector of the market. The balance of the Fund was in U.S. Treasury securities.
         Throughout the period, the Fund's duration management has been minimal. The Fund's average duration is typically 43/4 years. We went a little bit longer in the second half of 1996 which modestly helped Fund performance. During the first quarter of 1997, we shortened duration slightly, which helped performance during that period but took away from performance during the following quarter.
     The Fund emphasizes high income as a source of return for its investors, and it takes on no credit risks.
     Overall, the bond market was surprisingly stable over the past twelve months. The Federal Reserve Board raised interest rates once during the period, but there was a modest rally across the yield curve. Volatility was very low in the marketplace.

  AVERAGE ANNUAL TOTAL RETURN1
  -----------------------------------------------
                        1 YEAR  3 YEAR  INCEPTION
  CLASS Y               8.15%   7.47%   5.66%
  CLASS A W/O LOAD      7.88%   7.25%   5.21%
  CLASS A W/LOAD        4.41%   6.07%   4.37%
  -----------------------------------------------

[LINE GRAPH DEPICTING COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT (DOLLARS IN THOUSANDS)

                              4/30/93   6/93    6/94    6/95    6/96    6/97
GOVERNMENT INCOME CLASS Y     10,000    10,235  10,098  11,134  11,589  12,534
GOVERNMENT INCOME CLASS A
   (SYNTHETIC)                 9,675     9,890   9,735  10,730  11,131  12,008
SOLOMON BROAD INVESTMENT-
   GRADE BOND INDEX           10,000    10,196  10,076  11,340  11,905  12,875
LEHMAN BROTHERS AGGREGATE
   BOND INDEX                 10,000    10,194  10,061  11,324  11,892  12,862

1 FOR THE PERIOD ENDED JUNE 30, 1997.  PAST  PERFORMANCE OF THE PORTFOLIO IS NOT
  PREDICTIVE OF FUTURE PERFORMANCE. INDIVIDUAL CLASS A SHARES WERE OFFERED BEGINNING MAY 3, 1993. THE PERFORMANCE SHOWN FOR GOVERNMENT INCOME PORTFOLIO CLASS A SHARES (SYNTHETIC) PRIOR TO THAT DATE IS BASED ON THE PERFORMANCE OF INSTITUTIONAL CLASS Y SHARES, ADJUSTED TO REFLECT THE MAXIMUM SALES CHARGE OF 3.25% FOR THE CLASS A SHARES. CLASS Y SHARES OF THE GOVERNMENT INCOME PORTFOLIO COMMENCED OPERATIONS ON APRIL 1, 1993.

                             GOVERNMENT INCOME FUND
                             ----------------------

                                QUICK FUND FACTS
                               -------------------
                                 INCEPTION DATE
                                 APRIL 1, 1993
                                PORTFOLIO SIZE:
                                 $20.7 MILLION
                              SHARES OUTSTANDING:
                            2,118,140 (Y&A COMBINED)
                           AVERAGE WEIGHTED MATURITY:
                                   8.8 YEARS

                            MATURITY DIVERSIFICATION
                                   [PIE CHART]
                                 UNDER 1 YEAR 2%
                                  1-5 YEARS 22%
                                 6-10 YEARS 66%
                                OVER 20 YEARS 10%
                    MATURITY IN YEARS --% OF FUND INVESTMENTS

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE
(CONTINUED)

JUNE 30, 1997

[SQUARE BULLET] GOV'T INCOME (CONTINUED)

        Looking ahead, we've shortened duration a bit due to prepayment fears in the mortgage sector sparked by the second quarter rally. Overall, we plan to stay duration neutral to the market with an emphasis on yield. We plan to continue our emphasis on the mortgage sector, but we look to purchase mortgages with less prepayment exposure to avoid prepayment risk.
         We expect the economy to continue with low inflation and good growth throughout the third quarter of 1997, within the context of a tight labor market. However, if there is any rebound in retail spending, we believe there may be another rise in interest rates in the future and the yield curve will probably flatten. Volatility should remain generally low; therefore, we will maintain a neutral duration strategy with an emphasis on yield. [SQUARE BULLET]

[SQUARE BULLET] BOND FUND

                                 ANNUAL RESULTS
[SQUARE BULLET] This Fund returned 7.43% for the year ending June 30, 1997. [SQUARE BULLET] The Fund's benchmark, the Lehman Aggregate Bond Index returned
                8.16% for the same period.
[SQUARE BULLET] Assets in the Fund declined 8.0% from $199.9 million to $184.0 million during the year.

                                   COMMENTARY
During the last year, the CoreFund Bond Fund produced positive returns for investors while slightly underperforming its benchmark. Early in the period, we had an underweighting in mortgage-backed securities which helped the Fund's performance as the market rallied. We then added more mortgages, but were still underweighted when mortgages began to outperform the market in early 1997, which hurt the Fund's performance.

[GRAPHIC OF POINTER]
         An 8% to 10% overweighting in asset-backed securities helped significantly throughout the Fund's fiscal year. We also had an overall neutral weighting in the corporate bond sector with an overweight in the Yankee sector. And, we were overweighted in

                            [SQUARE BULLET] COREFUND

brokerage firm securities where we benefited from recent consolidations in that industry.
     The Fund performed well during the second half of 1996 with a duration neutral to the index. During the first half of 1997, we extended duration by about 3 months in the first quarter. This hurt our performance because when the market rallied in the second quarter, we were very early on duration. Right now, we are duration neutral.
     Overall, the bond market was surprisingly stable over the past twelve months. The Federal Reserve Board raised interest rates once during the period, but there was a modest rally across the yield curve. Volatility was very low in the marketplace. Lesser-rated corporate bonds were the top performers. Mortgages performed well in the first half of 1997 after slight underperformance in the second half of 1996. Asset-backed securities also performed well for the period.
     We expect the economy to continue with low inflation and good growth throughout the third quarter of 1997, within the context of a tight labor market. However, if there is any rebound in retail spending, we believe there may be another rise in interest rates in the future and then the yield curve would probably flatten. However, volatility should remain generally low, and therefore we will maintain a neutral duration strategy with an emphasis on yield.
     We will continue to overweight the asset-backed securities and the Yankee sectors. These are the two areas where we are seeing the most innovation from
issuers and, therefore, the most opportunities.                  [SQUARE BULLET]

  AVERAGE ANNUAL TOTAL RETURN1
  -----------------------------------------------
                        1 YEAR  5 YEAR  INCEPTION
  CLASS Y               7.43%   6.03%   7.73%
  CLASS A W/O LOAD      7.15%   5.91%   7.65%
  CLASS A W/LOAD        2.03%   4.88%   6.94%
  -----------------------------------------------

[LINE GRAPH DEPICTING COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT (DOLLARS IN THOUSANDS)

                     2/28/90  6/90    6/91    6/92    6/93    6/94    6/95    6/96    6/97
BOND CLASS Y
   (SYNTHETIC)       10,000   10,266  11,279  12,883  14,254  13,946  15,403  16,078  17,272
BOND CLASS A          9,525    9,778  10,743  12,271  13,577  13,283  14,674  15,262  16,354
LEHMAN BROTHERS
   AGGREGATE BOND
   INDEX             10,000   10,373  11,482  13,095  14,639  14,447  16,261  17,076  18,470

1 FOR THE PERIOD ENDED JUNE 30, 1997.  PAST  PERFORMANCE OF THE PORTFOLIO IS NOT
  PREDICTIVE OF FUTURE PERFORMANCE. INSTITUTIONAL CLASS Y SHARES WERE OFFERED BEGINNING FEBRUARY 21, 1995. THE PERFORMANCE SHOWN FOR BOND PORTFOLIO CLASS Y SHARES (SYNTHETIC) PRIOR TO THAT DATE IS BASED ON THE PERFORMANCE OF INDIVIDUAL CLASS A SHARES, WITHOUT THE MAXIMUM SALES CHARGE OF 4.75% FOR THE CLASS A SHARES. CLASS A SHARES OF THE BOND PORTFOLIO COMMENCED OPERATIONS ON FEBRUARY 28, 1990.

                                    BOND FUND
                                    ---------

                                QUICK FUND FACTS
                               -------------------
                                 INCEPTION DATE
                               FEBRUARY 28, 1990
                                 PORTFOLIO SIZE:
                                 $184.0 MILLION
                               SHARES OUTSTANDING:
                            17,959,624 (Y&A COMBINED)
                           AVERAGE WEIGHTED MATURITY:
                                   11.0 YEARS

                             QUALITY DIVERSIFICATION
                                     AAA 77%
                                      AA 1%
                                      A 7%
                                     BBB 10%
                                  NOT RATED 3%
                                    OTHER 2%
                 INVESTMENT QUALITY RATINGS AS RATED BY MOODY'S

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE
(CONTINUED)

JUNE 30, 1997
                                GLOBAL BOND FUND
                                ----------------

                                QUICK FUND FACTS
                               -------------------
                                 INCEPTION DATE
                                FEBRUARY 15, 1993
                                 PORTFOLIO SIZE:
                                  $34.8 MILLION
                               SHARES OUTSTANDING:
                            3,646,453 (Y&A COMBINED)
                           AVERAGE WEIGHTED MATURITY:
                                    8.7 YEARS

                             QUALITY DIVERSIFICATION
                                     AAA 68%
                                     AA 25%
                                      A 6%
                                  NOT RATED 1%
                 INVESTMENT QUALITY RATINGS AS RATED BY MOODY'S

[SQUARE BULLET] GLOBAL BOND FUND

                                 ANNUAL RESULTS
[SQUARE BULLET] This Fund returned 6.18% for the year ending June 30, 1997. [SQUARE BULLET] The Fund's benchmark, the J.P. Morgan Global Bond Index, returned 4.48% for the same period.
[SQUARE BULLET] Assets in the Fund grew 4.8% from $33.2 million to $34.8 million during the year.

                                   COMMENTARY
                              [GRAPHIC OF POINTER]
During the past year, the Global Bond Fund outperformed its benchmark, reporting positive performance for shareholders. For the year ending in June 1997, bond markets globally have done quite well. We have an environment where restrained growth is appearing around the world with seemingly no inflationary consequences. The bond markets have responded well to this structural change in the world. However, because of the strength of the dollar, the performance has not reflected this as well as we would like.
         During the first six months of the Fund's fiscal year, investors were uncertain about the strength of the U.S. economy. This is important because the performance of U.S. Treasuries has been setting the tone for other world bond markets.
         Also during this period, we saw volatility in parts of Europe in light of uncertainty about the European Monetary Union (EMU). In response to continued uneasiness about the EMU, all of the Fund's European

  AVERAGE ANNUAL TOTAL RETURN1
  -----------------------------------------------
                        1 YEAR  3 YEAR  INCEPTION
  CLASS Y               6.18%   7.99%   3.92%
  CLASS A W/O LOAD      5.92%   7.74%   3.65%
  CLASS A W/LOAD        0.92%   6.01%   2.23%
  -----------------------------------------------

[LINE GRAPH DEPICTING COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT (DOLLARS IN THOUSANDS)

                          12/31/93    6/94     6/95    6/96     6/97
GLOBAL BOND CLASS Y       10,000      9,045    9,923   10,729   11,392
GLOBAL BOND CLASS A        9,525      8,595    9,418   10,147   10,748
J.P. MORGAN GLOBAL
   BOND INDEX             10,000      9,964   11,704   11,942   12,477
J.. MORGAN GLOBAL
   BOND INDEX, HEDGED     10,000      9,489   10,537   11,498   12,565

1 FOR THE PERIOD ENDED JUNE 30, 1997.  PAST  PERFORMANCE OF THE PORTFOLIO IS NOT
  PREDICTIVE OF FUTURE PERFORMANCE. CLASS Y SHARES AND CLASS A SHARES WERE OFFERED BEGINNING FEBRUARY 15, 1993. THE MAXIMUM SALES CHARGE ON CLASS A SHARES IS 4.75%.

holdings are now hedged back to the dollar. We believe that European currency will continue to be weak in the coming months.
     The first half of 1997 brought the March interest rate increase in the U.S. We

                            [SQUARE BULLET] COREFUND

also saw strong employment numbers and rising average earnings implying the danger of further interest rate moves for the U.S. and the UK. In Europe, slow growth and the constraints of the EMU set the stage for higher interest rates. And, in Japan, while export growth was strengthening, domestic growth was inhibited.
     We see the next six months as a dangerous period for global bonds because any kick in inflation, no matter how small, may take the market by surprise, and the risk is that yields will go back up. We expect to see virtually all bond markets with higher yields over the next six months, and therefore, we are
continuing to keep a short maturity profile.                     [SQUARE BULLET]

[SQUARE BULLET] INTERMEDIATE MUNI BOND

                                 ANNUAL RESULTS
[SQUARE BULLET] This Fund returned 5.62% for the year ending June 30, 1997. [SQUARE BULLET] The Fund's benchmark, the Lehman Brothers 7-Year Municipal Bond
                Index, returned 7.05% for the same period.
[GRAPHIC OF POINTER]
[SQUARE BULLET] Assets in the Fund grew 42.9% from $1.4 million to $2.0 million during the year.

                                   COMMENTARY
During the year, the CoreFund Intermediate Municipal Bond Fund provided investors with positive returns, even though it underperformed its benchmark. The municipal bond market experienced slow economic growth during the first quarter of 1997. After a Federal Funds rate hike of .25% and tax exempt yields rose 25 to 30 basis points, the municipal market rallied along with the Treasury market in the second quarter. Yields fell 40 basis points across the municipal curve.
     In April, higher yields, the stock market sell-off, and a slowing economy drew investors into the muni marketplace. Demand soon outstripped bond supply. Also, April tax payments increased municipal cash,

                        INTERMEDIATE MUNICIPAL BOND FUND
                        --------------------------------

                                QUICK FUND FACTS
                               -------------------
                                 INCEPTION DATE
                                  MAY 3, 1993
                                 PORTFOLIO SIZE:
                                  $2.0 MILLION
                               SHARES OUTSTANDING:
                             194,239 (Y&A COMBINED)
                           AVERAGE WEIGHTED MATURITY:
                                    7.1 YEARS

                             QUALITY DIVERSIFICATION
                                     AAA 68%
                                     AA 22%
                                      A 3%
                                  NOT RATED 4%
                                    OTHER 3%
                 INVESTMENT QUALITY RATINGS AS RATED BY MOODY'S

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE
(CONTINUED)

JUNE 30, 1997

[SQUARE BULLET] INTERMEDIATE MUNI (CONTINUED)

decreasing the need for new issues. As a result, a strong technical rally pushed yields down. Yields rose slightly in June as supply began to increase, creating a small window of opportunity for investors.
         We believe that interest rates will remain unchanged for at least the near future. We will remain focused on investing in tax-exempt municipal bonds maintaining an average weighted maturity of three to ten years. [SQUARE BULLET]

  AVERAGE ANNUAL TOTAL RETURN1
  -----------------------------------------------
                        1 YEAR  3 YEAR  INCEPTION
  CLASS Y               5.62%   5.31%   4.07%
  CLASS A W/O LOAD      5.36%   5.09%   3.81%
  CLASS A W/LOAD        1.97%   3.95%   2.98%
  -----------------------------------------------

[LINE GRAPH DEPICTING COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT (DOLLARS IN THOUSANDS)

                          5/31/93    6/93    6/94    6/95    6/96    6/97
INTERMEDIATE TERM MUNI
   CLASS Y                10,000     10,124  10,097  10,660  11,165  11,793
INTERMEDIATE TERM MUNI
   CLASS A (SYNTHETIC)     9,675      9,782   9,732  10,259  10,719  11,293
LEHMAN 7-YEAR MUNICIPAL
   BOND INDEX             10,000     10,183  10,311  11,163  11,781  12,612

 1 FOR THE PERIOD ENDED JUNE 30, 1997. PAST PERFORMANCE OF THE PORTFOLIO IS NOT PREDICTIVE OF FUTURE PERFORMANCE. CLASS Y SHARES AND CLASS A SHARES WERE OFFERED BEGINNING MAY 3, 1993. THE MAXIMUM SALES CHARGE ON CLASS A SHARES IS 3.25%.

[SQUARE BULLET] PA MUNICIPAL BOND FUND

                                 ANNUAL RESULTS
[SQUARE BULLET] This Fund returned 7.92% for the year ending June 30, 1997. [SQUARE BULLET] The Fund's benchmark, the Lehman Brothers Pennsylvania Bond
                Index, returned 8.07% for the same period.
[SQUARE BULLET] Assets in the Fund grew 23.2% from $9.9 million to $12.2 million during the year.

                                   COMMENTARY
The CoreFund Pennsylvania Municipal Bond Fund almost equaled its benchmark performance for the year, providing investors with positive tax-free returns. The Fund benefited from an increase in AA rated bonds which added yield with minimal additional risk exposure. Also, by increasing the Fund's average maturity to the upper end of its 9-11 year range, we've enhanced returns.
         After outperforming their treasury counterparts during the second half of 1996, the municipal bond market experienced slow economic growth during the first quarter of 1997. After a Federal Funds rate hike of .25% and tax exempt yields rising 25

                            [SQUARE BULLET] COREFUND

  AVERAGE ANNUAL TOTAL RETURN1
  -----------------------------------------------
                        1 YEAR  3 YEAR  INCEPTION
  CLASS Y               7.92%   7.14%   6.90%
  CLASS A W/O LOAD      7.65%   6.88%   6.64%
  CLASS A W/LOAD        2.54%   5.15%   4.98%
  -----------------------------------------------

[LINE GRAPH DEPICTING COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT (DOLLARS IN THOUSANDS)

                          5/31/94    6/94    6/95    6/96    6/97
PENNSYLVANIA MUNI BOND
   CLASS Y                10,000     9,913   10,656  11,298  12,193
PENNSYLVANIA MUNI BOND
   CLASS A                 9,525     9,429   10,112  10,695  11,513
LEHMAN BROTHERS MUTUAL
   FUND PA INDEX          10,000     9,946   10,828  11,505  12,433

 1 FOR THE PERIOD ENDED JUNE 30, 1997. PAST PERFORMANCE OF THE PORTFOLIO IS NOT PREDICTIVE OF FUTURE PERFORMANCE. CLASS Y SHARES AND CLASS A SHARES WERE OFFERED BEGINNING MAY 16, 1994. THE MAXIMUM SALES CHARGE ON CLASS A SHARES IS 4.75%.

to 30 basis points, the municipal market rallied along with the Treasury market in the second quarter. Yields fell 40 basis points across the municipal curve.
         In April, higher yields, the stock market sell-off, and a slowing economy drew investors into the muni marketplace. Demand soon outstripped bond supply. Also, April tax payments increased municipal cash decreasing the need for new issues. As a result, a strong technical rally pushed yields down. Yields rose slightly in June as supply began to increase, creating a small window of opportunity for investors. Looking ahead, we believe that interest rates will remain unchanged for at least the near future. [SQUARE BULLET]

                        PENNSYLVANIA MUNICIPAL BOND FUND
                        --------------------------------

                                QUICK FUND FACTS
                               -------------------
                                 INCEPTION DATE
                                  MAY 16, 1994
                                 PORTFOLIO SIZE:
                                 $12.2 MILLION
                               SHARES OUTSTANDING:
                            1,162,752 (Y&A COMBINED)
                           AVERAGE WEIGHTED MATURITY:
                                   10.7 YEARS

                             QUALITY DIVERSIFICATION
                                     AAA 65%
                                     AA 19%
                                      A 6%
                                    OTHER 10%
                 INVESTMENT QUALITY RATINGS AS RATED BY MOODY'S

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE
(CONTINUED)

JUNE 30, 1997
                         NEW JERSEY MUNICIPAL BOND FUND
                         ------------------------------

                                QUICK FUND FACTS
                               -------------------
                                 INCEPTION DATE
                                  MAY 16, 1994
                                 PORTFOLIO SIZE:
                                  $1.9 MILLION
                               SHARES OUTSTANDING:
                             184,608 (Y&A COMBINED)
                           AVERAGE WEIGHTED MATURITY:
                                    9.9 YEARS

                             QUALITY DIVERSIFICATION
                                     AAA 37%
                                     AA 27%
                                  NOT RATED 31%
                                    OTHER 5%

                 INVESTMENT QUALITY RATINGS AS RATED BY MOODY'S

[SQUARE BULLET] NJ MUNICIPAL BOND FUND

                                 ANNUAL RESULTS
[SQUARE BULLET] This Fund returned 6.70% for the year ending June 30, 1997. [SQUARE BULLET] The Fund's benchmark, the Lehman Brothers New Jersey Bond Index, returned 7.88% for the same period.
[SQUARE BULLET] Assets in the Fund grew 18.8% from $1.6 to $1.9 million during the year.

                                   COMMENTARY
The CoreFund NJ Municipal Bond Fund provided investors with positive tax-free returns for the year despite underperforming its benchmark. The Fund benefited from an extension of its average maturity which enhanced returns.
     After outperforming their treasury counterparts during the second half of 1996, the municipal bond market experienced slow economic growth during the first quarter of 1997. After a Federal Funds rate hike of .25% and tax exempt yields rising 25 to 30 basis points, the municipal market rallied along with the Treasury market in the second quarter. Yields fell 40 basis points across the municipal curve.
     In April, higher yields, the stock market sell-off, and a slowing economy drew investors into the muni market place. Demand soon outstripped bond supply. Also, April tax payments increased municipal cash, decreasing the need for new issues. As a result, a strong technical rally pushed yields down. Yields rose slightly in June as supply began to increase, creating a small window of opportunity for investors. Looking ahead, we believe that interest rates will remain unchanged for at least the near future. [SQUARE BULLET]


  AVERAGE ANNUAL TOTAL RETURN1
  -----------------------------------------------
                        1 YEAR  3 YEAR  INCEPTION
  CLASS Y               6.70%   6.41%   6.15%
  CLASS A W/O LOAD      6.44%   6.07%   5.85%
  CLASS A W/LOAD        1.40%   4.35%   4.21%
  -----------------------------------------------

[LINE GRAPH DEPICTING COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT (DOLLARS IN THOUSANDS)

                            5/31/94    6/94    6/95    6/96    6/97
NEW JERSEY MUNI BOND
   CLASS Y                  10,000     9,930   10,650  11,212  11,963
NEW JERSEY MUNI BOND
   CLASS A                   9,525     9,466   10,113  10,612  11,295
LEHMAN BROTHERS MUTUAL
   FUND NEW JERSEY INDEX    10,000     9,939   10,783  11,443  12,344

 1 FOR THE PERIOD ENDED JUNE 30, 1997. PAST PERFORMANCE OF THE PORTFOLIO IS NOT PREDICTIVE OF FUTURE PERFORMANCE. CLASS Y SHARES AND CLASS A SHARES WERE OFFERED BEGINNING MAY 16, 1994. THE MAXIMUM SALES CHARGE ON CLASS A SHARES IS 4.75%.

                            [SQUARE BULLET] COREFUND

COREFUND MONEY MARKET MANAGERS

                                 (LEFT TO RIGHT)

                                   JOHN ACKLER
                                  CASH RESERVE
                                   FOLU ABIONA
                                TAX-FREE RESERVE
                                 RONALD BRASTEN
                                TREASURY RESERVE


               [PHOTO OF JOHN ACKLER, FOLU ABIONA, RONALD BRASTEN]

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE
(CONTINUED)

JUNE 30, 1997
                                TREASURY RESERVE
                                -----------------

                                QUICK FUND FACTS
                               -------------------
                                 INCEPTION DATE
                               NOVEMBER 21, 1988
                                 PORTFOLIO SIZE:
                                 $847.5 MILLION
                           AVERAGE WEIGHTED MATURITY:
                                    55 DAYS
                                SEVEN DAY YIELD:
                                5.01% (CLASS Y)
                                4.76% (CLASS C)

                             QUALITY DIVERSIFICATION
                                     AAA 36%
                                  NOT RATED 2%
                                    OTHER 62%

                 INVESTMENT QUALITY RATINGS AS RATED BY MOODY'S

[SQUARE BULLET] TREASURY RESERVE

                                 ANNUAL RESULTS
[GRAPHIC POINTER]
[SQUARE BULLET] This Fund returned 4.97% net of expenses for the year ending June 30, 1997.
[SQUARE BULLET] The Fund's benchmark, the IBC/Donoghue Treasury & REPO Index, returned 4.78% for the same period. The IBC/Donoghue 100% Treasury Fund Index returned 4.72%, net of expenses, for the year.
[SQUARE BULLET] Assets in the Fund declined 7.1% from $911.9 million to $847.5 million during the year.

                                   COMMENTARY
The average weighted maturity of the CoreFund Treasury Reserve decreased from 58 to 55 days during the year. The Fund slightly outperformed its benchmark for the year. The drop in Fund assets was primarily due to investors moving money out of money market funds and into longer-term coupon securities.
         During the first six months of the period, the Federal Funds rate remained unchanged. However, the market experienced some short-term interest rate volatility as concerns about inflation fueled fears that the Federal Reserve would raise interest rates. By September, evidence of a softer economy quieted these fears and rates dropped significantly.
         The first quarter of 1997 again found money market securities trading on expectations of an upward interest rate move. In March, there was an interest rate increase followed by the influx of enormous tax receipts in April and May. With the Treasury flush with cash, the supply of Treasury bills was reduced for the remainder of the period.
         As the market began to anticipate the interest rate increase, we began lowering the Fund's average maturity to take advantage of market opportunities. The Fund's primary consideration is yield, so we look for value as we invest. Throughout this cycle, a laddered maturity approach was maintained, exposing the portfolio all along the yield curve. This strategy helps to neutralize interest rate risk and is a great way to achieve better yields due to representation at the higher end of the yield curve.
         Over the last few months, we've seen expensive Treasury bills and an inverted yield curve in which overnight yields are higher than longer maturities. To take advantage of

                            [SQUARE BULLET] COREFUND

this scenario, we've increased our position in overnight repurchase agreements. This position also helps us to maintain complete liquidity.

                    PERFORMANCE
------------------------------------------
                   6-MONTH   YIELD   YIELD
              TOTAL RETURN   7-DAY  30-DAY
              (CUMULATIVE)(COMPOUNDED)
------------------------------------------
  CLASS Y         2.45%      5.01%   4.98%
  CLASS C         2.32%      4.76%   4.73%
  IBC DONOGHUE    2.36%      4.83%   4.81%
     TREASURY &
     REPO INDEX
------------------------------------------

         Looking forward, we continue to anticipate another interest rate increase. However the timing of the move is unclear. Economic growth remains slow and inflation benign, but the economy is expected to rebound in the third or fourth quarters.
     The Treasury bill remains very rich. Decreased supply and other technical factors have caused the 3-month sector to trade well below the Federal Funds target. For this reason, the investment in other Treasury sectors, including overnight repurchase agreements, will continue to increase until the Treasury
bill market cheapens up.                                         [SQUARE BULLET]

[SQUARE BULLET] CASH RESERVE

                                 ANNUAL RESULTS
[GRAPHIC OF POINTER]
[SQUARE BULLET] This Fund returned 5.09% for the year ending June 30, 1997. [SQUARE BULLET] The Fund's benchmark, the IBC/Donoghue All-Taxable Money Fund
                Average, returned 4.97% for the same period.
[SQUARE BULLET] Assets in the Fund grew 12.8% from $809.9 million to $913.9 million during the year.

                                   COMMENTARY
Outperforming its benchmark, the Cash Reserve provided money market investors with positive returns for the year. During the period, the average weighted maturity of the Fund was increased to over 70 days.
         During the first six months of the period, the Federal Funds rate remained unchanged. However, the market experienced some short-term interest rate volatility as concerns about inflation fueled fears that the Federal Reserve would raise interest rates. By September, evidence of a softer economy quieted these fears and rates dropped significantly.

                                  CASH RESERVE
                                -----------------

                                QUICK FUND FACTS
                               -------------------
                                 INCEPTION DATE
                                AUGUST 16, 1985
                                 PORTFOLIO SIZE:
                                 $913.9 MILLION
                           AVERAGE WEIGHTED MATURITY:
                                    73 DAYS
                                SEVEN DAY YIELD:
                                5.20% (CLASS Y)
                                4.96% (CLASS C)

                             QUALITY DIVERSIFICATION
                                     AAA 2%
                                      AA 9%
                                      A 4%
                                  NOT RATED 6%
                                    OTHER 79%
                 INVESTMENT QUALITY RATINGS AS RATED BY MOODY'S

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE
(CONTINUED)

JUNE 30, 1997

[SQUARE BULLET] CASH RESERVE (CONTINUED)

         The first quarter of 1997 again found money market securities trading on expectations of an upward interest rate move. In March, there was an interest rate increase followed by the influx of enormous tax receipts in April and May. With the Treasury flush with cash, the supply of Treasury bills was reduced for the remainder of the period.

                    PERFORMANCE
------------------------------------------
                   6-MONTH   YIELD   YIELD
              TOTAL RETURN   7-DAY  30-DAY
              (CUMULATIVE)(COMPOUNDED)
------------------------------------------
  CLASS Y         2.53%      5.20%   5.12%
  CLASS C         2.40%      4.96%   4.88%
  IBC DONOGHUE    2.46%      5.04%   5.02%
    ALL-TAXABLE
    MONEY MARKET
------------------------------------------
         Throughout this cycle, a laddered maturity approach was maintained exposing the portfolio all along the yield curve. This strategy helps to neutralize interest rate risk and is a great way to achieve better yields due to representation at the higher end of the yield curve.
         In addition, we swapped some of the Fund's fixed-rate debt into floating rate debt as a hedge against higher interest rates. This technique produces a more constant yield.
         Looking ahead, we intend to keep a disciplined laddered approach to Fund management. We will continue to work to neutralize interest rate risk and duration rate risk as we concentrate on yield. We believe that it will take a while for technical factors, such as Treasury bill supply, to change. In terms of the economy, although we think there still may be another interest rate hike somewhere on the horizon, the economic data is simply too good for the market to change much in the near future. [SQUARE BULLET]

                            [SQUARE BULLET] COREFUND
[SQUARE BULLET] TAX-FREE RESERVE

                                 ANNUAL RESULTS
[SQUARE BULLET] This Fund returned 3.08% for the year ending June 30, 1997. [SQUARE BULLET] The Fund's benchmark, the IBC/Donoghue Tax-Free Average, returned 3.03% for the same period.
[SQUARE BULLET] Assets in the Fund grew 14.8% from $107.0 million to $122.8 million during the year.

                                   COMMENTARY
The average weighed maturity of the Tax-Free Reserve was 51 days during the year. And, the Fund's one year effective yield was 3.08%, as the Fund outperformed its benchmark.
         During the first six months of this period we experienced normal patterns in the tax-free money market securities market. The market is driven by seasonality in terms of the amount of cash in the market. Typically during January, June, and July, yields fall due to an abundance of cash in the market. However, in January of 1997, a new pattern emerged as a strong decline in pre-refinanced bonds took cash out of the market. As a result, supply was adequate and yields were fabulous.
     Throughout the first half of 1997, conditions have remained positive for the Fund. In June, the tax-exempt rate was equal to the taxable rate. We're seeing changes to

                 PERFORMANCE
------------------------------------------
                   6-MONTH   YIELD   YIELD
              TOTAL RETURN   7-DAY  30-DAY
              (CUMULATIVE)(COMPOUNDED)
------------------------------------------
  CLASS Y         1.53%      3.61%   3.35%
  CLASS C         1.40%      3.36%   3.10%
  IBC DONOGHUE    1.52%      3.45%   3.28%
     TAX-FREE
     AVERAGE
------------------------------------------
the fundamentals of the market that are resulting in higher yields. And, the trend should continue. It appears that supply should remain strong and, with more availability comes higher yields.
     Our strategy will remain steady as we keep the average maturity of the Fund between 50 and 60 days. We will extend out on the yield curve when we see an issue of high value. We will also continue to utilize commercial paper and smaller note deals as appropriate. Our challenge will be to research and identify new cash flow patterns and take advantage of them in the coming months. [SQUARE BULLET]

                                TAX-FREE RESERVE
                                -----------------

                                QUICK FUND FACTS
                               -------------------
                                 INCEPTION DATE:
                                 APRIL 16, 1991
                                 PORTFOLIO SIZE:
                                 $122.8 MILLION
                           AVERAGE WEIGHTED MATURITY:
                                    51 DAYS
                                SEVEN DAY YIELD:
                                 3.61% (CLASS Y)
                                 3.36% (CLASS C)

                             QUALITY DIVERSIFICATION
                                     AAA 9%
                                      AA 8%
                                      A 22%
                                  NOT RATED 17%
                                    OTHER 44%
                 INVESTMENT QUALITY RATINGS AS RATED BY MOODY'S

REPORT
OF
INDEPENDENT
AUDITORS

                            [SQUARE BULLET] COREFUND

Board of Directors and Shareholders
CoreFunds, Inc.

We have audited the accompanying statements of net assets of the Equity Index Fund, Core Equity Fund, Growth Equity Fund, Special Equity Fund, International Growth Fund, Balanced Fund, Short Term Income Fund, Short-Intermediate Bond Fund, Government Income Fund, Bond Fund, Global Bond Fund, Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund, Treasury Reserve, Cash Reserve, and Tax-Free Reserve of CoreFunds, Inc. (the "Fund") as of June 30, 1997, and the related statements of operations for the year then ended, and the statements of changes in net assets for the periods presented herein. We have also audited the financial highlights for each of the periods presented herein for the Equity Index Fund, Growth Equity Fund, International Growth Fund, Balanced Fund, Short-Intermediate Bond Fund, Government Income Fund, Global Bond Fund, Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund, Treasury Reserve, Cash Reserve, and Tax-Free Reserve, and for the periods ended June 30, 1996 and June 30, 1997 presented herein for the Core Equity Fund, Special Equity Fund, Short Term Income Fund, and Bond Fund. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended October 31, 1990 through October 31, 1995 for the Core Equity Fund, Special Equity Fund, Short Term Income Fund, and Bond Fund were audited by other auditors whose report dated December 8, 1995 expressed an unqualified opinion on those statements and financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of June 30, 1997 and confirmation of securities not held by the custodian by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the 1997 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Equity Index Fund, Core Equity Fund, Growth Equity Fund, Special Equity Fund, International Growth Fund, Balanced Fund, Short Term Income Fund, Short-Intermediate Bond Fund, Government Income Fund, Bond Fund, Global Bond Fund, Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund, Treasury Reserve, Cash Reserve, and Tax-Free Reserve at June 30, 1997 and the results of their operations for the year then ended, and the changes in their net assets for the periods presented herein and for the Equity Index Fund, Growth Equity Fund, International Growth Fund, Balanced Fund, Short-Intermediate Bond Fund, Government Income Fund, Global Bond Fund, Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund, Treasury Reserve, Cash Reserve, and Tax-Free Reserve, the financial highlights for each of the periods presented herein, and for the Core Equity Fund, Special Equity Fund, Short Term Income Fund, and Bond Fund, the financial highlights for the periods ended June 30, 1996 and June 30, 1997 presented herein, in conformity with generally accepted accounting principles.

Philadelphia, Pennsylvania
August 12, 1997

                                             /S/ SIGNATURE
                                             ERNST & YOUNG LLP

   STATEMENT
   OF
   NET ASSETS

   AS OF
   JUNE 30, 1997

                                           [SQUARE BULLET] COREFUND EQUITY FUNDS


   EQUITY INDEX FUND


   [PIE CHART]

   MISCELLANEOUS         8%
   UTILITIES             8%
   TRANSPORTATION        1%
   RETAIL                5%
   METALS & MINING       1%
   FINANCE              16%
   CHEMICALS & DRUGS    15%
   CONSUMER PRODUCTS    11%
   DURABLE GOODS        28%
   ENERGY                7%

   % OF TOTAL PORTFOLIO INVESTMENTS

--------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
--------------------------------------------------------
COMMON STOCKS -- 99.6%
AEROSPACE & DEFENSE -- 0.5%
Lockheed Martin                   6,800   $       704
Raytheon                          8,900           454
TRW                               3,000           170
                                           ----------
                                                1,328
                                           ----------
AGRICULTURE -- 0.1%
Pioneer Hi-Bred International     3,000           240
                                           ----------
AIR TRANSPORTATION -- 0.4%
AMR*                              2,800           259
Delta Air Lines                   2,500           205
Federal Express*                  4,000           231
US Air Group*                     7,800           273
                                           ----------
                                                  968
                                           ----------
AIRCRAFT -- 1.9%
Allied Signal                     9,100           764
Boeing                           24,810         1,316
McDonnell Douglas                 8,200           562
Northrop Grumman                  1,700           149
Parker Hannifin                   2,850           173
Rockwell International            8,763           517
Textron                           8,000           531
United Technologies               8,600           714
                                           ----------
                                                4,726
                                           ----------
APPAREL/TEXTILES -- 0.3%
Liz Claiborne                     5,000           233
Nike, Class B                     8,800           514
Russell                           3,100            92
                                           ----------
                                                  839
                                           ----------
APPLIANCES -- 0.1%
Allegheny Teledyne                8,300           224
                                           ----------
-------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
-------------------------------------------------------
AUTOMOTIVE -- 1.8%
Chrysler                         26,200    $      860
Echlin                            8,300           299
Ford Motor                       43,400         1,638
General Motors                   27,600         1,537
Paccar                            3,000           139
                                           ----------
                                                4,473
                                           ----------
BANKS -- 8.0%
Banc One                         18,444           893
Bank of New York                 13,000           566
BankAmerica                      25,600         1,653
BankBoston                        4,500           324
Bankers Trust New York            3,800           331
Barnett Banks of Florida          6,800           357
Chase Manhattan                  15,766         1,530
Citicorp                         16,800         2,025
Comerica                          3,700           252
Fifth Third Bancorp               3,000           246
First Bank System                 3,800           324
First Chicago                    12,701           768
First Union                      10,530           974
Fleet Financial Group             9,801           620
Golden West Financial             3,300           231
Great Western Financial           3,000           161
H.F. Ahmanson                     2,400           103
J.P. Morgan                       8,300           866
Keycorp                           7,800           436
MBNA                             11,925           437
Mellon Bank                      11,400           514
National City                     6,800           357
NationsBank                      27,000         1,742
Norwest                          15,300           861
PNC Bank                         13,900           579
Providian Financial*              2,300            74
Suntrust Banks                    8,400           463
U.S. Bancorp                      4,300           276
UST                              13,600           377
Wachovia                          7,100           414
Wells Fargo                       3,433           925
                                           ----------
                                               19,679
                                           ----------
BEAUTY PRODUCTS -- 2.0%
Avon Products                     3,200           226
Colgate Palmolive                10,492           685
Ecolab                            3,300           158
International Flavors &
   Fragrances                     2,500           126
Procter & Gamble                 25,400         3,588
                                           ----------
                                                4,783
                                           ----------
BROADCASTING, CABLE TV, NEWSPAPERS
   & ADVERTISING -- 0.6%
Comcast, Class A                 14,200           304
Interpublic Group                 2,200           135
Tele-Communications, Class A*    18,900           281
US West Media Group*             21,800           441
Viacom, Class B*                 10,526           316
                                           ----------
                                                1,477
                                           ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   STATEMENT
   OF
   NET ASSETS
   AS OF
   JUNE 30, 1997

   EQUITY INDEX FUND (CONTINUED)


-------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
-------------------------------------------------------
BUILDING & CONSTRUCTION -- 0.3%
Centex                            2,400  $         98
Fluor                             1,900           105
Foster Wheeler                    3,300           134
Halliburton                       4,600           365
McDermott International           3,400            99
                                           ----------
                                                  801
                                           ----------
BUILDING MATERIALS -- 0.1%
Owens Corning                     2,800           121
                                           ----------
CHEMICALS -- 2.7%
Air Products & Chemical           3,100           252
B.F. Goodrich                     4,200           182
Dow Chemical                      8,150           710
E.I. DuPont de Nemours           40,000         2,515
Eastman Chemical                  5,700           362
FMC*                              3,400           270
Great Lakes Chemical                300            16
Hercules                          2,700           129
Monsanto                         19,500           840
Morton International             10,300           311
Nalco Chemical                    5,700           220
Praxair                           3,500           196
Sigma Aldrich                    10,600           372
Union Carbide                     3,400           160
W.R. Grace & Company              3,100           171
                                           ----------
                                                6,706
                                           ----------
COMMUNICATIONS EQUIPMENT -- 2.5%
Cabletron Systems*                5,800           164
Cisco Systems*                   24,600         1,651
Lucent Technologies              23,300         1,679
Motorola                         20,600         1,566
Northern Telecom                  8,300           755
Tellabs*                          6,200           346
                                           ----------
                                                6,161
                                           ----------
COMPUTERS, SOFTWARE, & SERVICES -- 8.0%
3COM*                            12,000           540
Autodesk                          6,300           241
Automatic Data Processing         9,400           442
Ceridian*                         3,400           144
Compaq Computer*                  9,700           963
Computer Associates
   International                 12,050           671
Computer Sciences*                1,900           137
CUC International*               13,350           345
Dell Computer*                    6,200           728
Digital Equipment*                3,900           138
EMC*                              7,100           277
Equifax                           6,000           223
First Data                       15,400           677
Harris Computer Systems           1,600           134
Hewlett Packard                  35,300         1,977
International Business Machines  37,800         3,409
Microsoft*                       44,300         5,598
Novell*                          29,300           203
Oracle Systems*                  24,575         1,238
Parametric Technology*            5,000           213
Pitney Bowes                      5,000           356

-------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
-------------------------------------------------------
Seagate Technology*               7,200    $      253
Shared Medical Systems            2,400           130
Silicon Graphics*                 4,600            69
Sun Microsystems*                11,200           417
Tandy                             2,000           112
                                           ----------
                                               19,635
                                           ----------
CONTAINERS & PACKAGING -- 0.1%
Bemis                             3,500           152
Crown Cork & Seal                 3,700           198
                                           ----------
                                                  350
                                           ----------
DRUGS -- 8.3%
Abbott Labs                      28,000         1,869
Allergan                          4,300           137
American Home Products           22,800         1,744
Amgen*                            9,600           558
Baxter International              7,800           408
Bristol-Myers Squibb             37,040         3,000
Eli Lilly                        19,900         2,175
Merck                            44,400         4,595
Pfizer                           24,100         2,880
Pharmacia & Upjohn               16,255           565
Schering Plough                  27,200         1,302
Warner Lambert                    9,400         1,168
                                           ----------
                                               20,401
                                           ----------
ELECTRICAL EQUIPMENT -- 3.7%
Emerson Electric                 14,600           804
General Electric                120,900         7,904
Westinghouse Electric            21,500           497
                                           ----------
                                                9,205
                                           ----------
ELECTRICAL SERVICES -- 2.1%
American Electric Power           5,300           223
Baltimore Gas & Electric          4,700           125
Carolina Power & Light            3,600           129
Central & South West              5,400           115
Cinergy                           4,600           160
Consolidated Edison of New York   5,300           156
Dominion Resources of Virginia    5,500           201
DTE Energy                        4,200           116
Duke Power                       12,984           622
Edison International             13,400           333
Entergy                           5,200           142
FPL Group                         6,100           281
GPU                               4,200           151
Niagara Mohawk Power*            26,200           224
Northern States Power             3,700           191
Pacificorp                        6,400           141
PECO Energy                      16,000           336
PG&E                             11,500           279
PP&L Resources                    5,500           110
Public Service Enterprise Group   5,500           138
Southern                         20,100           440
Texas Utilities                   7,300           251
Unicom                            4,800           107
Union Electric Power              4,300           162
                                           ----------
                                                5,133
                                           ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                           [SQUARE BULLET] COREFUND EQUITY FUNDS

-------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
-------------------------------------------------------
ENTERTAINMENT -- 0.9%
King World Productions*           6,600   $       231
Walt Disney                      24,926         2,000
                                           ----------
                                                2,231
                                           ----------
ENVIRONMENTAL SERVICES -- 0.4%
Browning Ferris Industries        5,900           196
Laidlaw Incorporated, Class B    14,000           193
Waste Management                 15,200           488
                                           ----------
                                                  877
                                           ----------
FINANCIAL SERVICES -- 3.3%
Allstate                         15,700         1,146
American Express                 16,600         1,237
Beneficial                        2,400           171
Charles Schwab                    6,400           260
Countrywide Credit Industries     6,000           187
FHLMC                            30,200         1,038
FNMA                             38,800         1,693
Green Tree Financial              5,900           210
Household International           4,100           482
Merrill Lynch                    11,200           668
Morgan Stanley, Dean Witter,
   Discover                      19,330           832
Salomon                           2,500           139
                                           ----------
                                                8,063
                                           ----------
FOOD, BEVERAGE & TOBACCO -- 8.6%
Anheuser Busch                   16,400           688
Archer Daniels Midland           16,455           387
Brown Forman, Class B             2,700           132
Campbell Soup                    16,200           810
Coca Cola                        91,600         6,389
ConAgra                           7,300           468
Coors, Adolph, Class B            5,600           149
CPC International                 5,400           499
Fortune Brands                      700            26
General Mills                     5,900           384
H.J. Heinz                       16,650           768
Hershey Foods                     4,000           221
Kellogg                           7,600           651
Pepsico                          56,800         2,134
Philip Morris                    89,400         3,967
Quaker Oats                       5,800           260
Ralston-Purina Group              3,900           321
Sara Lee                         16,900           703
Seagram                          12,300           495
Unilever                          5,900         1,263
Whitman                           5,100           129
Wrigley, William Jr.              4,000           268
                                           ----------
                                               21,112
                                           ----------
GAS/NATURAL GAS -- 1.0%
Coastal                           2,500           133
Columbia Gas Systems              3,500           228
Consolidated Natural Gas          6,600           355
Enron                             7,300           298
Nicor                             3,700           133
Noram Energy                     17,800           271
Oneok                             5,900           190
Pacific Enterprises               3,800           128

-------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
-------------------------------------------------------
Peoples Energy                    4,100  $        154
Sonat                             6,800           349
Williams                          3,750           164
                                           ----------
                                                2,403
                                           ----------
GLASS PRODUCTS -- 0.3%
Corning                           7,300           406
PPG Industries                    7,300           424
                                           ----------
                                                  830
                                           ----------
HOTELS & LODGING -- 0.4%
HFS*                              4,100           238
Hilton Hotels                     8,500           226
ITT Corporation*                  3,600           220
Marriott International            2,900           178
                                           ----------
                                                  862
                                           ----------
HOUSEHOLD FURNITURE & FIXTURES-- 0.4%
Armstrong World Industries        1,600           117
Masco                             3,500           146
Newell                            3,600           143
Sherwin Williams                  4,600           142
Snap-On Tools                     4,050           159
Stanley Works                     3,600           144
                                           ----------
                                                  851
                                           ----------
HOUSEHOLD PRODUCTS -- 1.1%
Clorox                            2,900           383
Gillette                         20,500         1,942
National Service Industries       3,000           146
Whirlpool                         5,700           311
                                           ----------
                                                2,782
                                           ----------
INSURANCE -- 4.2%
Aetna                             5,308           543
American General                  9,716           464
American International Group     17,000         2,539
AON                               5,250           272
Chubb                             6,600           441
Cigna                             2,900           515
Conseco                           5,600           207
General Re                        2,400           437
Hartford Financial
   Services Group                 3,100           257
Lincoln National                  2,100           135
Loews                             3,400           340
Marsh and McLennan                7,400           528
MBIA                              1,900           214
MGIC Investment                   5,000           240
Safeco                            2,800           131
St. Paul                          2,827           216
Torchmark                         5,400           385
Transamerica                      1,600           150
Travelers                        21,866         1,379
United Healthcare                 5,100           265
Unum                              6,000           252
USF&G                            13,500           324
                                           ----------
                                               10,234
                                           ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   STATEMENT
   OF
   NET ASSETS
   AS OF
   JUNE 30, 1997

   EQUITY INDEX FUND (CONTINUED)

-------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
-------------------------------------------------------
LUMBER & WOOD PRODUCTS -- 0.1%
Georgia Pacific                   2,700   $       231
Potlatch                          2,100            95
                                           ----------
                                                  326
                                           ----------
MACHINERY -- 1.7%
Baker Hughes                      1,000            39
Black & Decker                    3,500           130
Briggs & Stratton                 3,800           190
Brunswick                         9,500           297
Case                              3,000           207
Caterpillar                       6,900           741
Crane                             4,650           194
Deere                             7,800           428
Dover                             2,800           172
Eaton                             2,700           236
General Instrument*               5,800           145
Illinois Tool Works               8,200           410
Ingersoll Rand                    2,400           148
Tenneco                           5,000           226
Timken                            5,000           178
Tyco International                5,300           369
                                           ----------
                                                4,110
                                           ----------
MEASURING DEVICES -- 0.5%
Honeywell                         4,400           334
Johnson Controls                  3,000           123
Millipore                         3,400           150
Perkin Elmer                      2,000           159
Tektronix                         3,500           210
Thermo Electron*                  5,100           173
                                           ----------
                                                1,149
                                           ----------
MEDICAL PRODUCTS & SERVICES-- 3.0%
Becton Dickinson                  4,600           233
Beverly Enterprises*             19,600           319
Biomet*                           7,400           138
Boston Scientific*                5,800           356
Cardinal Health                   4,000           229
Columbia/HCA Healthcare          22,850           898
Guidant                           3,000           255
Healthsouth*                     11,000           274
Humana*                          10,800           250
Johnson & Johnson                48,000         3,090
Manor Care                        3,900           127
Medtronic                         8,000           648
Tenet Healthcare*                12,900           381
U.S. Surgical                     6,000           224
                                           ----------
                                                7,422
                                           ----------
METALS & MINING -- 0.9%
Alcan Aluminum                    7,700           267
Aluminum Company of America       5,200           392
Asarco                            3,300           101
Cyprus AMAX Minerals              7,400           181
Freeport-McMoran Copper
   and Gold, Class B              6,000           187
Inco                              7,600           228
Newmont Mining                   10,770           420
Phelps Dodge                      1,600           136
Reynolds Metals                   3,500           249
                                           ----------
                                                2,161
                                           ----------

-------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
-------------------------------------------------------
MISCELLANEOUS CHEMICAL PRODUCTS-- 0.1%
Raychem                           1,900  $        141
                                           ----------
MISCELLANEOUS CONSUMER SERVICES-- 0.2%
Gallaher Group PLC*               7,600           140
H & R Block                       7,000           226
Service International             5,800           191
                                           ----------
                                                  557
                                           ----------
MISCELLANEOUS MANUFACTURING-- 0.3%
Hasbro                            3,600           102
ITT Industries*                  10,500           270
Mattel                            8,250           279
                                           ----------
                                                  651
                                           ----------
PAPER & PAPER PRODUCTS -- 1.9%
Avery Dennison                    4,600           185
Champion International            2,200           122
International Paper              12,035           584
James River                       3,200           118
Kimberly Clark                   23,704         1,179
Minnesota Mining &
   Manufacturing                 14,600         1,489
Stone Container                   3,800            54
Temple Inland                     2,400           130
Union Camp                        4,750           238
Westvaco                          3,150            99
Weyerhaeuser                      6,006           312
Willamette Industries             1,900           133
                                           ----------
                                                4,643
                                           ----------
PETROLEUM REFINING -- 8.6%
Amerada Hess                      2,100           117
Amoco                            17,500         1,521
Ashland                           4,300           199
Atlantic Richfield               12,000           846
Burlington Resources              2,900           128
Chevron                          23,300         1,723
Enserch                           6,600           147
Exxon                            90,900         5,590
Helmerich and Payne               6,600           380
Mobil                            28,800         2,012
Occidental Petroleum              9,900           248
Oryx Energy*                      8,400           177
Phillips Petroleum                7,200           315
Rowan Companies*                 10,000           282
Royal Dutch Petroleum ADR        76,800         4,176
Santa Fe Energy Resources*        7,300           107
Schlumberger                      8,900         1,113
Sun                               8,200           254
Texaco                            7,800           848
Union Pacific Resources Group     8,629           215
Unocal                            8,900           345
USX Marathon Group                9,500           274
Western Atlas*                    3,000           220
                                           ----------
                                               21,237
                                           ----------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES-- 0.8%
Eastman Kodak                    11,300           867
Polaroid                          6,100           339
Xerox                            10,800           852
                                           ----------
                                                2,058
                                           ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                           [SQUARE BULLET] COREFUND EQUITY FUNDS


-------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
-------------------------------------------------------
PRECIOUS METALS -- 0.2%
Barrick Gold                     12,000  $        264
Echo Bay Mines                    9,100            51
Placer Dome Group                 5,400            88
                                           ----------
                                                  403
                                           ----------
PRINTING & PUBLISHING -- 1.2%
Deluxe                            2,500            85
Donnelly R.R. & Sons              9,200           337
Dow Jones                         5,600           225
Gannett                           4,800           474
Knight-Ridder                     3,000           147
McGraw-Hill                       2,200           129
Meredith                          6,000           174
New York Times, Class A           3,200           162
Time Warner, Class A             19,800           955
Times Mirror, Class A             3,900           222
Tribune                           3,000           144
                                           ----------
                                                3,054
                                           ----------
PROFESSIONAL SERVICES -- 0.2%
Cognizant                        11,000           446
Dun & Bradstreet                  4,700           123
                                           ----------
                                                  569
                                           ----------
RAILROADS -- 0.8%
Burlington Northern Santa Fe      5,464           491
CSX                               8,200           455
Norfolk Southern                  4,600           463
Union Pacific                     8,300           585
                                           ----------
                                                1,994
                                           ----------
RETAIL -- 5.1%
Albertson's                       8,400           307
American Stores                   3,200           158
Autozone*                        10,000           236
Charming Shoppes*                35,000           183
Circuit City Stores               3,000           107
Costco Companies*                10,900           358
CVS                               6,400           328
Darden Restaurants               11,800           107
Dayton-Hudson                     7,800           415
Dillards, Class A                 9,700           336
Federated Department Stores*      5,700           198
Gap                               9,600           373
Giant Food, Class A               3,900           126
Harcourt General                  2,300           110
Home Depot                       17,066         1,177
J.C. Penney                       8,600           449
K Mart*                          10,000           123
Kroger*                           6,200           180
Limited                           9,500           192
Lowes                             5,500           204
May Department Stores             6,900           326
McDonald's                       24,900         1,203
Mercantile Stores                 2,500           157
Rite Aid                          3,700           185
Sears Roebuck                    13,500           726
TJX Companies                    13,400           353
Toys R Us*                        9,800           343
Wal Mart Stores                  82,600         2,793

-------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
-------------------------------------------------------
Walgreen                          7,600  $        408
Wendy's International             5,900           153
Winn Dixie Stores                 3,400           127
Woolworth*                        7,500           180
                                           ----------
                                               12,621
                                           ----------
RUBBER & PLASTIC -- 0.5%
Goodyear Tire & Rubber            5,380           341
Reebok International              7,300           341
Rubbermaid                        8,500           253
Tupperware                        5,700           208
                                           ----------
                                                1,143
                                           ----------
SEMI-CONDUCTORS/INSTRUMENTS-- 2.7%
Advanced Micro Devices*           7,500           270
AMP                               6,200           259
Applied Materials*                6,600           467
Intel                            30,100         4,269
LSI Logic*                        4,000           128
Micron Technology                 5,900           236
National Semiconductor*           5,600           172
Texas Instruments                 6,600           555
Thomas & Betts                    5,000           263
                                           ----------
                                                6,619
                                           ----------
SPECIALTY MACHINERY -- 0.1%
Cooper Industries                 2,600           129
                                           ----------
STEEL & STEEL WORKS -- 0.1%
Bethlehem Steel*                  5,900            62
Nucor                             2,000           115
USX U.S. Steel Group              1,900            67
Worthington Industries            4,600            84
                                           ----------
                                                  328
                                           ----------
TELEPHONES & TELECOMMUNICATION-- 6.1%
AT&T                             58,736         2,059
Airtouch Communications*         19,100           523
Alltel                            5,500           184
Ameritech                        21,800         1,481
Bell Atlantic                    17,400         1,320
Bellsouth                        36,100         1,674
GTE                              33,600         1,474
MCI Communications               26,658         1,021
NYNEX                            14,600           841
SBC Telecommunications           33,586         2,078
Sprint                           14,000           737
US West                          17,600           663
Worldcom*                        33,500         1,072
                                           ----------
                                               15,127
                                           ----------
TRUCKING -- 0.1%
Ryder System                      5,000           165
                                           ----------
WHOLESALE -- 0.3%
Genuine Parts                     4,200           142
Ikon Office Solutions            11,600           289
Sysco                             4,100           150
W.W. Grainger                     2,000           156
                                           ----------
                                                  737
                                           ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   STATEMENT
   OF
   NET ASSETS
   AS OF
   JUNE 30, 1997

   EQUITY INDEX FUND (CONCLUDED)

--------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
--------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $146,336)                              $244,839
                                           ----------

REPURCHASE AGREEMENTS -- 0.1%
Aubrey  Lanston  5.90%,  dated  06/30/97,  matures  07/01/97,  repurchase  price
   $183,030 (collateralized by U.S. Treasury Note, par value $145,000, 11.875%, 11/15/03; market
   value $188,152)                 $183           183
Swiss Bank
   5.875%,   dated  06/30/97,   matures  07/01/97,   repurchase  price  $183,030
   (collateralized by U.S. Treasury Note, par value $190,000, 5.625%, 11/30/00; market value
   $187,397)                        183           183
                                           ----------
TOTAL REPURCHASE AGREEMENTS
(Cost $366)                                       366
                                           ----------
TOTAL INVESTMENTS -- 99.7%
(Cost $146,702)                               245,205
                                           ----------
OTHER ASSETS AND LIABILITIES,
   NET -- 0.3%                                    715
                                           ----------

NET ASSETS:
Portfolio Shares -- Class Y ($0.001 par value -- 500 million  authorized shares)
   based on 6,456,231 outstanding shares of beneficial interest 139,806 Portfolio Shares -- Class A ($0.001 par value -- 500 million authorized shares)
   based on 120,606 outstanding shares of beneficial interest 4,032
Accumulated Net Realized Gain
   on Investments                               3,579
Net Unrealized Appreciation
   on Investments                              98,503
                                           ----------
TOTAL NET ASSETS -- 100.0%                   $245,920
                                           ==========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS Y                  $37.39
                                           ==========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A                  $37.37
                                           ==========
* NON INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
PLC -- PUBLIC LIMITED COMPANY
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   CORE EQUITY FUND


   MISCELLANEOUS              7%
   UTILITIES                 12%
   TRANSPORTATION             2%
   RETAIL                     5%
   HEALTHCARE SERVICES        2%
   FINANCE                   13%
   CHEMICALS & DRUGS          7%
   CONSUMER PRODUCTS         10%
   DURABLE GOODS             37%
   ENERGY                     5%

   % OF TOTAL PORTFOLIO INVESTMENTS

--------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
--------------------------------------------------------
COMMON STOCKS -- 100.1%
AIRCRAFT -- 2.4%
Boeing                          120,000   $     6,367
McDonnell Douglas                35,000         2,397
Textron                          60,000         3,982
                                           ----------
                                               12,746
                                           ----------
APPAREL/TEXTILES -- 0.1%
Burlington Industries*           49,771           597
                                           ----------
AUTOMOTIVE -- 1.6%
Allied Signal                    60,000         5,040
Ford Motor                       91,900         3,469
                                           ----------
                                                8,509
                                           ----------
BEAUTY PRODUCTS -- 0.1%
USA Detergents*                  56,500           579
                                           ----------
BROADCASTING, NEWSPAPERS
   & ADVERTISING -- 0.6%
Emmis Broadcasting*              77,500         3,381
                                           ----------
BUILDING & CONSTRUCTION -- 1.2%
Clayton Homes                   250,000         3,563
Foster Wheeler                   62,500         2,531
                                           ----------
                                                6,094
                                           ----------
CHEMICALS -- 4.4%
Hercules                         20,000           958
IMC Global                      120,000         4,200
Monsanto                         99,000         4,263
Praxair                         128,000         7,168
3COM*                           147,500         6,638
                                           ----------
                                               23,227
                                           ----------

                                           [SQUARE BULLET] COREFUND EQUITY FUNDS

-------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
-------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 2.2%
Cabletron Systems*               86,000   $     2,435
ITT Industries                   47,500         1,223
Lucent Technologies              51,853         3,737
Motorola                         53,700         4,081
                                           ----------
                                               11,476
                                           ----------
COMPUTERS & SERVICES -- 6.9%
America Online*                  35,000         1,947
Computer Associates
   International                125,000         6,961
International Business
   Machines                     160,000        14,430
Microsoft*                       70,000         8,846
Storage Technology*             100,000         4,450
                                           ----------
                                               36,634
                                           ----------
CONTAINERS & PACKAGING -- 0.4%
Ball                             67,500         2,029
                                           ----------
DRUGS -- 8.6%
Biogen*                         210,000         7,114
Eli Lilly & Co.                 160,900        17,588
General Electric                235,000        15,363
Ivax                            126,900         1,428
Mylan Laboratories              275,200         4,059
                                           ----------
                                               45,552
                                           ----------
ELECTRICAL SERVICES -- 2.0%
FPL Group                        55,000         2,533
Pinnacle West Capital           125,000         3,758
Unicom                          196,500         4,372
                                           ----------
                                               10,663
                                           ----------
ENVIRONMENTAL SERVICES -- 1.5%
Browning Ferris Industries      240,000         7,980
                                           ----------
FINANCIAL SERVICES -- 1.1%
Equity Residential
   Properties Trust             108,000         5,130
Mercury Finance                 330,000           804
                                           ----------
                                                5,934
                                           ----------
FOOD, BEVERAGE & TOBACCO -- 8.0%
Canandaigua Wine, Class A*      195,005         6,630
Chiquita Brands International   460,000         6,325
Nabisco Holdings, Class A       330,000        13,159
Philip Morris                   150,500         6,678
RJR Nabisco Holdings            288,200         9,511
                                           ----------
                                               42,303
                                           ----------
HEALTHCARE SERVICES -- 2.1%
Medpartners*                    525,572        11,365
                                           ----------
HOTELS & LODGING -- 3.5%
Felcor Suite Hotels             110,000         4,098
HFS*                            180,000        10,440
Hilton Hotels                   150,000         3,984
                                           ----------
                                               18,522
                                           ----------

-------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
-------------------------------------------------------
INSURANCE -- 12.2%
Conseco                         200,000   $     7,400
Equitable                       225,800         7,508
Everest Reinsurance Holdings    287,000        11,372
General Re                       67,500        12,285
Hartford Financial
Services Group                   96,900         8,018
Sunamerica                       75,000         3,656
Travelers                       166,000        10,468
Travelers Property Casualty     100,000         3,988
                                           ----------
                                               64,695
                                           ----------
MACHINERY -- 1.6%
Case                             45,000         3,099
Cummins Engine                   75,000         5,292
                                           ----------
                                                8,391
                                           ----------
MEASURING DEVICES -- 1.0%
Thermo Electron*                150,000         5,100
                                           ----------
MEDICAL PRODUCTS & SERVICES-- 2.7%
Alza*                           189,300         5,478
Human Genome Sciences*           24,700           821
United States Surgical          220,000         8,195
                                           ----------
                                               14,494
                                           ----------
METALS & MINING -- 1.2%
Freeport-McMoran Copper
   and Gold, Class B             75,000         2,334
Potash of Saskatchewan           54,000         4,053
                                           ----------
                                                6,387
                                           ----------
PETROLEUM & FUEL PRODUCTS -- 3.5%
Louisiana Land & Exploration     23,000         1,314
Reading & Bates*                105,000         2,809
Repsol ADR                       85,000         3,607
Tidewater                       114,300         5,029
Triton Energy, Class A*          70,000         3,207
USX Marathon Group               95,000         2,743
                                           ----------
                                               18,709
                                           ----------
PETROLEUM REFINING -- 5.0%
British Petroleum ADR           136,218        10,199
Mobil                           195,000        13,626
Texaco                           27,500         2,991
                                           ----------
                                               26,816
                                           ----------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 0.7%
Xerox                            50,000         3,944
                                           ----------
PRINTING & PUBLISHING -- 0.3%
News ADR                        110,000         1,719
                                           ----------
RAILROADS -- 0.8%
CSX                              45,000         2,498
Union Pacific                    25,000         1,763
                                           ----------
                                                4,261
                                           ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   STATEMENT
   OF
   NET ASSETS
   AS OF
   JUNE 30, 1997

   CORE EQUITY FUND (CONCLUDED)

-------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
-------------------------------------------------------
REAL ESTATE -- 0.2%
Kimco Realty                     37,500   $     1,191
                                           ----------
RESTAURANTS -- 0.9%
Darden Restaurants              410,000         3,716
Lone Star Steakhouse & Saloon*   45,000         1,170
                                           ----------
                                                4,886
                                           ----------
RETAIL -- 5.3%
Albertson's                      75,000         2,738
CML Group                       275,000           498
Corporate Express*              185,000         2,671
General Nutrition*              322,750         9,037
Lowes                            58,400         2,168
Pep Boys - Manny,
   Moe & Jack                   185,000         6,302
Saks Holdings*                   60,000         1,500
Staples*                        137,600         3,199
                                           ----------
                                               28,113
                                           ----------
RUBBER & PLASTIC -- 1.4%
Goodyear Tire & Rubber          120,000         7,598
                                           ----------
SEMI-CONDUCTORS/INSTRUMENTS -- 2.7%
Intel                            77,500        10,990
VLSI Technology*                135,000         3,189
                                           ----------
                                               14,179
                                           ----------
STEEL & STEEL WORKS -- 0.3%
USX U.S. Steel Group             45,000         1,578
                                           ----------
TELEPHONES &
   TELECOMMUNICATION -- 12.8%
Airtouch Communications*        860,000        23,543
Bellsouth                        76,000         3,525
Mcleod, Class A*                185,000         6,244
Qualcomm*                       170,000         8,649
Qwest Communications Int'l*      70,700         1,927
Worldcom*                       754,600        24,147
                                           ----------
                                               68,035
                                           ----------
WATER TREATMENT -- 0.8%
U.S. Filter*                    150,000         4,088
                                           ----------
TOTAL COMMON STOCKS
(Cost $420,376)                               531,775
                                           ----------

-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
REPURCHASE AGREEMENTS -- 0.1%
Aubrey Lanston 5.90%, dated 06/30/97, matures 07/01/97, repurchase price $66,011
   (collateralized by U.S. Treasury Note, par value $50,000, 11.875%,
   11/15/03; market value $67,320)  $66          $ 66
Sanwa Bank
   5.85%, dated 06/30/97, matures
   07/01/97, repurchase price $66,011
   (collateralized by U.S. Treasury Note,
    par value $65,000, 6.625%, 06/30/01;
   market value $67,320)             66            66
                                           ----------
TOTAL REPURCHASE AGREEMENTS
(Cost $132)                                       132
                                           ----------
TOTAL INVESTMENTS -- 100.2%
(Cost $420,508)                               531,907
                                           ----------
OTHER ASSETS AND LIABILITIES,
   NET -- (0.2%)                                 (849)
                                           ----------

NET ASSETS:
Portfolio Shares -- Class Y ($0.001 par value -- 50 million authorized) based on
   24,395,839 outstanding shares 363,289
Portfolio Shares -- Class A ($0.001 par value -- 50 million authorized) based on
   759,395 outstanding shares 10,067
Accumulated Net Realized Gain
   on Investments                              46,302
Net Unrealized Appreciation
   on Investments                             111,399
Undistributed Net Investment Income                 1
                                           ----------
TOTAL NET ASSETS -- 100.0%                   $531,058
                                           ==========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS Y                  $21.11
                                           ==========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A                  $21.13
                                           ==========

* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                           [SQUARE BULLET] COREFUND EQUITY FUNDS



   GROWTH EQUITY FUND

   MISCELLANEOUS                3%
   UTILITIES                    1%
   RETAIL                      11%
   FINANCE                     14%
   ENERGY                       5%
   CASH EQUIVALENTS             5%
   CHEMICAL & DRUGS            15%
   CONSUMER PRODUCTS            8%
   DURABLE GOODS               39%

   % OF TOTAL PORTFOLIO INVESTMENTS

-------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
-------------------------------------------------------
COMMON STOCKS -- 98.4%
AIRCRAFT -- 2.0%
Allied Signal                    20,000   $     1,680
Boeing                           26,000         1,380
                                           ----------
                                                3,060
                                           ----------
BANKS -- 6.9%
Barnett Banks of Florida         50,000         2,625
Citicorp                         24,643         2,971
J.P. Morgan                      28,000         2,922
Norwest                          35,000         1,969
                                           ----------
                                               10,487
                                           ----------
BEAUTY PRODUCTS -- 2.4%
Colgate Palmolive                56,000         3,654
                                           ----------
CHEMICALS -- 1.9%
Monsanto                         66,600         2,868
                                           ----------
COMMUNICATIONS EQUIPMENT -- 4.0%
Cisco Systems*                   43,900         2,947
Motorola                         41,600         3,162
                                           ----------
                                                6,109
                                           ----------
COMPUTERS, SOFTWARE & SERVICES-- 13.6%
Compaq Computer*                 32,000         3,176
Computer Associates
   International                 53,926         3,003
Microsoft*                       25,032         3,163
Oracle Systems*                  81,124         4,087
Parametric Technology*           56,200         2,392
Paychex                          36,787         1,398
Peoplesoft*                      66,000         3,481
                                           ----------
                                               20,700
                                           ----------

-------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
-------------------------------------------------------
DRUGS -- 9.0%
Johnson & Johnson                49,000   $     3,154
Merck                            15,900         1,646
Schering Plough                  40,000         1,915
SmithKline Beecham ADR           38,550         3,532
Warner Lambert                   28,000         3,479
                                           ----------
                                               13,726
                                           ----------
ELECTRICAL EQUIPMENT -- 5.4%
General Electric                 47,178         3,084
Illinois Tool Works              70,000         3,496
Westinghouse Electric            70,400         1,628
                                           ----------
                                                8,208
                                           ----------
ENTERTAINMENT -- 1.8%
Walt Disney                      34,300         2,753
                                           ----------
FINANCIAL SERVICES -- 4.0%
FHLMC                            85,000         2,922
FNMA                             74,656         3,257
                                           ----------
                                                6,179
                                           ----------
FOOD, BEVERAGE & TOBACCO -- 4.3%
Coca Cola                        25,600         1,786
ConAgra                          25,000         1,603
Hershey Foods                    30,000         1,659
Sara Lee                         38,500         1,603
                                           ----------
                                                6,651
                                           ----------
HEALTHCARE SERVICES -- 2.3%
Health Management  Associates*  124,025         3,535
                                           ----------
HOUSEHOLD PRODUCTS -- 3.7%
Gillette                         34,800         3,297
Sunbeam Oster                    62,100         2,344
                                           ----------
                                                5,641
                                           ----------
INSURANCE -- 2.9%
American International Group     18,400         2,748
Oxford Health Plan*              22,300         1,600
                                           ----------
                                                4,348
                                           ----------
MEASURING DEVICES -- 1.0%
Honeywell                        21,000         1,593
                                           ----------
MEDICAL INFORMATION SYSTEMS -- 2.2%
HBO                              48,000         3,306
                                           ----------
MEDICAL PRODUCTS & SERVICES-- 3.6%
Acuson*                         112,000         2,576
Cardinal Health                  51,600         2,954
                                           ----------
                                                5,530
                                           ----------
PETROLEUM REFINING -- 4.7%
Baker Hughes                     38,000         1,470
Halliburton                      48,000         3,804
Schlumberger                     15,100         1,887
                                           ----------
                                                7,161
                                           ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   STATEMENT
   OF
   NET ASSETS
   AS OF
   JUNE 30, 1997

   GROWTH EQUITY FUND (CONCLUDED)

-------------------------------------------------------
DESCRIPTION            SHARES/PAR (000)     VALUE (000)
-------------------------------------------------------
RETAIL -- 10.8%
Costco*                          45,000   $     1,479
Dayton-Hudson                    72,000         3,829
Gap                              90,000         3,499
Home Depot                       56,000         3,861
Walgreen                         70,000         3,754
                                           ----------
                                               16,422
                                           ----------
SEMI-CONDUCTORS/INSTRUMENTS -- 3.6%
Intel                            27,400         3,886
Linear Technology                30,000         1,553
                                           ----------
                                                5,439
                                           ----------
TELEPHONES & TELECOMMUNICATION -- 8.3%
Brooks Fiber Properties*         97,400         3,287
LCI International*              126,834         2,774
McLeod, Class A*                 82,000         2,768
Qualcomm*                        49,900         2,539
Worldcom*                        38,137         1,220
                                           ----------
                                               12,588
                                           ----------
TOTAL COMMON STOCKS
(Cost $104,982)                               149,958
                                           ----------

REPURCHASE AGREEMENTS -- 4.0%
Aubrey Lanston
   5.90%, dated 06/30/97, matures
   07/01/97, repurchase price
   $2,048,336 (collateralized by U.S.
   Treasury Note, par value $1,610,000,
   11.875%, 11/15/03;
   market value $2,089,136)      $2,048         2,048
Hong Kong Shanghai Bank 5.80%,  dated  06/30/97,  matures  07/01/97,  repurchase price $2,048,330 (collateralized by U.S. Treasury Note, par value $1,990,000, 7.25%, 05/15/04;
   market value $2,100,843)       2,048         2,048
Sanwa Bank
   5.85%,  dated  06/30/97,   matures  07/01/97,   repurchase  price  $2,048,333
   (collateralized  by  U.S.  Treasury  Note,  par  value  $2,070,000,   6.625%,
   06/30/01;
   market value $2,094,840)       2,048         2,048
                                           ----------
TOTAL REPURCHASE AGREEMENTS
(Cost $6,144)                                   6,144
                                           ----------
TOTAL INVESTMENTS -- 102.4%
(Cost $111,126)                               156,102
                                           ----------
OTHER ASSETS AND LIABILITIES,
   NET -- (2.4%)                               (3,709)
                                           ----------

--------------------------------------------------------
DESCRIPTION                                 VALUE (000)
--------------------------------------------------------
NET ASSETS:
Portfolio Shares -- Class Y ($0.001 par value -- 100 million  authorized)  based on 9,573,636 outstanding shares $ 97,352
Portfolio Shares -- Class A ($0.001
   par value -- 100 million authorized)
   based on 304,852 outstanding shares          3,280
Accumulated Net Realized Gain
   on Investments                               6,786
Net Unrealized Appreciation
   on Investments                              44,976
Distributions in Excess of Net
   Investment Income                               (1)
                                           ----------
TOTAL NET ASSETS -- 100.0%                   $152,393
                                           ==========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS Y                  $15.43
                                           ==========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A                  $15.39
                                           ==========

* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                           [SQUARE BULLET] COREFUND EQUITY FUNDS



   SPECIAL EQUITY FUND


   MISCELLANEOUS                13%
   UTILITIES                     3%
   REAL ESTATE                   3%
   FINANCE                       9%
   ENERGY                        2%
   BUILDING & CONSTRUCTION       3%
   CASH EQUIVALENTS              1%
   CHEMICAL & DRUGS             13%
   CONSUMER PRODUCTS             9%
   DURABLE GOODS                44%


   % OF TOTAL PORTFOLIO INVESTMENTS

-------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
-------------------------------------------------------
COMMON STOCKS -- 99.3%
AIRCRAFT -- 0.7%
McDonnell Douglas                 7,500    $      514
                                           ----------
APPAREL/TEXTILES -- 2.1%
Burlington Industries*            5,117            61
Fieldcrest Cannon*               17,400           331
Haggar                           20,000           255
Mothers Work*                    17,500           127
Oneita Industries*               55,000            22
Oxford Industries                20,000           567
Quaker Fabric*                   11,900           196
                                           ----------
                                                1,559
                                           ----------
AUTOMOTIVE -- 0.4%
Earl Scheib*                      4,900            30
Ford Motor                        5,000           189
Walbro                            3,000            61
                                           ----------
                                                  280
                                           ----------
BUILDING & CONSTRUCTION -- 1.3%
Cavalier Homes                   20,483           205
Jacobs Engineering Group*        29,500           793
                                           ----------
                                                  998
                                           ----------
CHEMICALS -- 2.2%
Kinark*                          57,500           194
Royal Group Technologies Ltd*    27,500           729
                                           ----------
                                                1,733
                                           ----------
COMMUNICATIONS EQUIPMENT -- 3.6%
Ciena*                           10,700           504
ITT Industries                    5,000           129
Scientific-Atlanta               31,000           678
VDI Media*                      120,000         1,350
                                           ----------
                                                2,661
                                           ----------

-------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
-------------------------------------------------------
COMPUTERS & SERVICES -- 4.9%
America Online*                   8,000    $      445
Apex PC Solutions Inc*           36,000           711
Computer Associates
   International                  7,000           390
Gametek*                         10,000            11
International Business
   Machines                      11,000           992
Mizar*                           18,200            66
Mylex*                           75,000           712
Pace Health
   Management Systems*           43,500            98
Video Lotteries Technologies*    34,200           205
                                           ----------
                                                3,630
                                           ----------
CONTAINERS & PACKAGING -- 1.2%
Ball                             20,000           601
Cronos Group*                    31,400           216
Silgan Holdings*                  1,000            39
                                           ----------
                                                  856
                                           ----------
DRUGS -- 11.3%
Anesta*                          45,200           859
Aphton*                          52,500           774
Biogen*                           6,500           220
ChiRex*                          62,000           736
Collagenex Pharmaceuticals*      46,300           556
Flamel Technologies ADR*         97,700           446
Guilford Pharmaceuticals*        40,500           982
Hybridon*                        22,500           112
Ilex Oncology*                   31,500           500
Isis Pharmaceutical*             27,300           398
Medpartners*                     45,000           973
Pharmaceutical Resources*       105,000           289
Roberts Pharmaceuticals*         12,500           140
Scios Nova*                     218,200         1,391
                                           ----------
                                                8,376
                                           ----------
ELECTRICAL EQUIPMENT -- 1.2%
Magnetek*                        54,000           898
                                           ----------
ELECTRONICS -- 4.0%
Kuhlman                          50,000         1,612
Lam Research*                    12,700           471
Smartflex Systems*                2,300            22
Teradyne*                        23,000           903
                                           ----------
                                                3,008
                                           ----------
ENERGY & POWER -- 0.3%
Comfort Systems USA Inc*         14,500           227
                                           ----------
ENTERTAINMENT -- 1.0%
Boomtown*                         5,700            51
Cinergi Pictures Entertainment*  14,300            18
Meridian Sports*                 17,300            22
Mikohn Gaming*                  110,000           481
Sports Club*                     38,000           204
                                           ----------
                                                  776
                                           ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   STATEMENT
   OF
   NET ASSETS
   AS OF
   JUNE 30, 1997

   SPECIAL EQUITY FUND (CONTINUED)

--------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
--------------------------------------------------------
ENVIRONMENTAL SERVICES -- 1.5%
Harding Lawson
   Associates Group*             40,300    $      281
Philip Services*                 52,500           833
                                           ----------
                                                1,114
                                           ----------
FINANCIAL SERVICES -- 3.6%
Aames Financial                  46,500           860
Arm Financial Group*              4,500            90
Delta Financial*                 34,700           664
Mercury Finance                  75,000           183
Prentiss Properties Trust        34,000           871
                                           ----------
                                                2,668
                                           ----------
FOOD, BEVERAGE & TOBACCO -- 2.9%
General Nutrition*               36,700         1,028
Philip Morris                    10,300           457
RJR Nabisco Holdings             20,200           667
Rymer Foods*                     60,100             3
                                           ----------
                                                2,155
                                           ----------
HOTELS & LODGING -- 3.3%
HFS*                             18,500         1,073
John Q. Hammons Hotels*           9,600            89
Prime Hospitality*               64,500         1,274
U.S. Franchise Systems, Class A*  4,500            44
                                           ----------
                                                2,480
                                           ----------
HOUSEHOLD FURNISHINGS -- 0.6%
Winsloew Furniture*              44,180           483
                                           ----------
INSURANCE -- 5.7%
Conseco                          18,000           666
Everest Reinsurance Holdings     32,300         1,280
Gryphon Holdings*                36,700           560
Sunamerica                        7,500           366
Travelers                         9,501           599
Travelers Property Casualty      18,100           722
                                           ----------
                                                4,193
                                           ----------
MACHINERY -- 3.4%
Case                             12,500           861
Cummins Engine                   17,000         1,200
First Aviation*                  45,000           439
                                           ----------
                                                2,500
                                           ----------
MEASURING DEVICES -- 0.9%
Rofin-Sinar Technologies*        36,000           688
                                           ----------
MEDICAL PRODUCTS & SERVICES-- 5.7%
Acme United*                    129,200           791
American Retirement*             23,000           408
Coast Dental Services*            4,500            69
Emeritus*                        27,000           398
Harborside Healthcare*           18,000           256
Innovasive Devices*               9,000           106
Metra Biosystems*                 6,800            33
Molecular Dynamics*               1,400            20
Possis Medical*                  22,600           381
Quest Medical*                    9,000            82

--------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
--------------------------------------------------------
Resound*                         47,400     $     267
Spectranetics*                   27,000            86
United States Surgical           22,500           838
Urologix*                        26,500           450
Value Health*                     5,400           109
                                           ----------
                                                4,294
                                           ----------
METALS & MINING -- 1.6%
Potash of Saskatchewan            4,300           323
UCAR International*              18,500           846
                                           ----------
                                                1,169
                                           ----------
MISCELLANEOUS BUSINESS SERVICES-- 0.5%
Mecon*                           62,000           194
RMH Teleservices*                27,500           206
                                           ----------
                                                  400
                                           ----------
MISCELLANEOUS MANUFACTURING-- 1.4%
Foster Wheeler                   20,000           810
RMI Titanium*                    35,000           954
                                           ----------
                                                1,764
                                           ----------
PETROLEUM & FUEL PRODUCTS -- 3.3%
Cairn Energy USA*                63,200           829
Callon Petroleum*                 9,000           144
Shaw Group*                      35,000           569
Tidewater                        20,000           880
                                           ----------
                                                2,422
                                           ----------
PETROLEUM REFINING -- 0.7%
USX-U.S. Steel Group             14,000           491
                                           ----------
RAILROADS -- 0.7%
Union Pacific                     7,000           493
                                           ----------
REAL ESTATE -- 2.1%
Agree Realty                      9,400           193
Liberty Property Trust           25,800           642
Pacific Gulf Properties          31,400           691
                                           ----------
                                                1,526
                                           ----------
RESTAURANTS/FOOD SERVICES -- 1.5%
Darden Restaurants               50,000           453
Uno Restaurant*                  90,000           636
Vie de France*                   21,000            28
                                           ----------
                                                1,117
                                           ----------
RETAIL -- 4.4%
Bon-Ton Stores*                  46,300           370
Chicos*                           4,500            24
Corporate Express*               42,500           614
CML Group                        92,200           167
Cross-Continent Auto Retailers*  65,000           687
Drug Emporium*                   92,100           472
Hot Topic*                        4,400            99
Microage*                        40,000           735
Sportmart*                       14,400            54
Sportmart, Class A*              14,400            40
Strouds*                         19,000            33
                                           ----------
                                                3,295
                                           ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                           [SQUARE BULLET] COREFUND EQUITY FUNDS

-------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
-------------------------------------------------------
RUBBER & PLASTIC -- 0.8%
Goodyear Tire & Rubber            4,000     $     253
O'Sullivan                       45,000           377
                                           ----------
                                                  630
                                           ----------
SEMI-CONDUCTORS/INSTRUMENTS-- 3.2%
Ess Technology*                   4,600            62
Intel                             9,000         1,276
VLSI Technology*                 45,000         1,063
                                           ----------
                                                2,401
                                           ----------
SPECIALTY CONSTRUCTION -- 1.0%
Oakwood Homes                    30,000           720
                                           ----------
STEEL & STEEL WORKS -- 1.1%
Texas Industries                 32,000           850
                                           ----------
TECHNOLOGY, SERVICES -- 0.8%
Cabletron Systems*               20,000           566
                                           ----------
TELEPHONES & TELECOMMUNICATION -- 13.0%
Aerial Communications*           92,000           782
Airtouch Communications*         41,500         1,136
Amnex*                          171,500           418
Clearnet, Class A*               40,000           485
Intermedia Communications
   of Florida*                   25,000           809
Lucent Technologies              16,500         1,189
Mcleod, Class A*                 25,000           844
Metrocall*                       25,000           112
Qualcomm*                        15,500           789
Qwest Communications Int'l*      19,100           520
Rural Cellular*                  92,000           949
Smartalk Teleservices*           65,000         1,008
Viatel*                          90,000           608
                                           ----------
                                                9,649
                                           ----------
TESTING LABORATORIES -- 0.5%
Genome Therapeutics*             45,000           388
                                           ----------
WATER TREATMENT -- 0.9%
U.S. Filter*                     25,000           681
                                           ----------
TOTAL COMMON STOCKS
(Cost $67,323)                                 73,843
                                           ----------

--------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
--------------------------------------------------------
REPURCHASE AGREEMENT -- 1.2%
Sanwa Bank
   5.85%,   dated  06/30/97,   matures   07/01/97,   repurchase  price  $870,141
   (collateralized by U.S. Treasury Note, par value $880,000, 6.625%, 06/30/01;
   market value $890,560)          $870    $      870
                                           ----------
TOTAL REPURCHASE AGREEMENT
(Cost $870)                                       870
                                           ----------
TOTAL INVESTMENTS -- 100.5%
(Cost $68,193)                                 74,713
                                           ----------
OTHER ASSETS AND LIABILITIES,
   NET -- (0.5%)                                 (386)
                                           ----------

NET ASSETS:
Portfolio Shares -- Class Y ($0.001
   par value -- 1 billion authorized)
   based on 6,386,101 outstanding shares       62,238
Portfolio Shares -- Class A ($0.001
   par value -- 1 billion authorized)
   based on 208,665 outstanding shares          2,199
Accumulated Net Realized Gain
   on Investments                               3,428
Net Unrealized Appreciation
   on Investments                               6,520
Distributions in Excess of Net
   Investment Income                              (58)
                                           ----------
TOTAL NET ASSETS -- 100.0%                    $74,327
                                           ==========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS Y                  $11.27
                                           ==========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A                  $11.25
                                           ==========
* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   STATEMENT
   OF
   NET ASSETS
   AS OF
   JUNE 30, 1997


   INTERNATIONAL GROWTH FUND

   UNITED KINGDOM           18%
   SMALLER MARKETS           9%
   OTHER PACIFIC RIM        16%
   CASH EQUIVALENTS          4%
   EUROPE                   35%
   JAPAN                    18%


   % OF TOTAL PORTFOLIO INVESTMENTS

--------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
--------------------------------------------------------
FOREIGN STOCKS -- 94.5%
ARGENTINA -- 0.9%
Banco Frances ADR                 4,025   $       131
Irsa GDR                          1,440            63
Perez Companc                    83,643           668
Telefonica Argentina ADR         18,500           641
                                           ----------
                                                1,503
                                           ----------
AUSTRALIA -- 1.5%
AGl                              80,000           471
Lend Lease                       25,000           528
National Australia Bank          44,500           637
QBE Insurance                   150,000           906
                                           ----------
                                                2,542
                                           ----------
AUSTRIA -- 0.9%
VA Technologie                    7,800         1,428
                                           ----------
BELGIUM -- 0.8%
Generale Banque                   3,500         1,347
                                           ----------
BRAZIL -- 1.9%
Centrais Electricas GDR*            750           105
Companhia Brasileira de
   Distribuicao Grupo de
   Acucar ADR                     4,400           100
Electrobras ADR                  38,500         1,076
Telebras ADR                     11,970         1,816
                                           ----------
                                                3,097
                                           ----------
CHILE -- 0.7%
Compania de Telecom de
   Chile ADR                     32,000         1,056
Santa Isabel ADR                  2,100            68
                                           ----------
                                                1,124
                                           ----------

-------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
-------------------------------------------------------
DENMARK -- 1.7%
Coloplast, Series B               3,100   $       207
Danske Traelast                   2,430           222
Novo-Nordisk, Class B            20,000         2,180
Sydbank                           4,824           220
                                           ----------
                                                2,829
                                           ----------
FINLAND -- 0.4%
Amer Group                       20,000           360
Nokia AB, Series A                3,080           230
                                           ----------
                                                  590
                                           ----------
FRANCE -- 7.8%
Air Liquide                      11,450         1,816
Alcatel Alsthom                   2,500           313
AXA                              28,595         1,777
Cie Financiere de Paribas,
   Class A                        3,865           267
Cie Generale des Eaux             9,248         1,184
Cie Generale des Eaux Warrants    2,000             1
Hermes International                540            50
Michelin `B'                     27,900         1,674
Penauille Polyservices            1,000           226
Rhone Poulenc                    44,000         1,796
Schneider                        32,900         1,750
SGS-Thomson Microelectronics*     2,265           179
Societe Nationale Elf Aquitaine  15,166         1,635
Valeo                             3,000           186
                                           ----------
                                               12,854
                                           ----------
GERMANY -- 9.0%
Bayer                             2,500            96
BMW                               1,950         1,607
Deutsche Bank AG                 34,100         2,002
Eurobike                          7,000           197
Fried Krupp                         665           131
Hoechst                          47,402         2,008
Leica Camera                      5,525           136
Mannesmann                        5,700         2,545
Puma                              5,500           169
SGL Carbon                       10,100         1,379
Veba                             40,749         2,301
Volkswagen                        2,800         2,122
Wella                               450           304
                                           ----------
                                               14,997
                                           ----------
HONG KONG -- 6.7%
Amoy Properties                 635,000           701
Cheung Kong Holdings            159,000         1,570
China Light & Power             140,000           793
China Overseas Land &
   Investment                   950,000           766
Citic Pacific                   100,000           625
First Pacific                   502,000           642
Giordano                        650,000           445
HSBC Holdings                    50,481         1,518
Hutchison Whampoa               161,000         1,392
New World Development           182,000         1,085
Swire Pacific, Series A          79,500           716
Swire Pacific, Series B         550,000           834
                                           ----------
                                               11,087
                                           ----------
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                           [SQUARE BULLET] COREFUND EQUITY FUNDS

--------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
--------------------------------------------------------
HUNGARY -- 0.1%
Pannoplast RT                     3,200  $        161
                                           ----------
INDIA -- 1.9%
Himilayan Fund*                  75,918         1,146
Icici GDR*                       60,000           840
Indian Opportunities Fund*       41,981           410
Videsh Sanchar Nigam GDR*        35,000           726
                                           ----------
                                                3,122
                                           ----------
INDONESIA -- 2.4%
Bank Bali "F"                   300,000           802
Bank International
   Indonesia "F"              1,100,000           950
Indosat "F"                     275,000           823
Telekomunikasi "F"              850,000         1,390
                                           ----------
                                                3,965
                                           ----------
ISRAEL -- 0.6%
Near East Opportunity Fund*      59,000           878
Tadarin Limited*                  4,032           113
                                           ----------
                                                  991
                                           ----------
ITALY -- 1.8%
Banca Popolare
   Commercio e Industria         19,650           237
Bulgari                          46,000           262
ENI SPA                         255,967         1,447
Fila ADR                          3,500           117
Finanziaria Autogrill*          188,250           315
Gucci Group ADR                   2,400           155
Industrie Natuzzi Spa ADR        17,500           448
                                           ----------
                                                2,981
                                           ----------
JAPAN -- 17.3%
77th Bank                        33,000           320
Canon                            79,000         2,152
DDI                                 145         1,071
Eiden Sakakiya                   30,000           251
Hitachi                         115,000         1,285
Honda Motor                      25,000           753
Hoya                              8,000           356
Ito Yokado                       24,000         1,393
Kamigumi                         95,000           535
Kao                              21,000           291
Kyocera                          13,000         1,033
Mabuchi Motor                     8,000           464
Marui Company                    39,000           725
Mitsubishi Heavy Industries     171,000         1,312
Mitsui Fudosan                   66,000           910
Nippon Express                   80,000           639
Nitto Denko                      32,000           623
Nomura Securities                56,000           772
Riso Kagaku Corporation           5,100           419
Rohm Company                     24,000         2,472
Secom                            16,000         1,175
Shimachu                         17,000           511
Shin-Etsu Chemical               56,000         1,486
Sony Corporation                 24,000         2,093
Sumitomo Electric                75,000         1,257
Suzuki Motor                     24,000           304

-------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
-------------------------------------------------------
Taisho Pharmaceutical            25,000  $        674
Tokio Marine & Fire Insurance    63,000           825
Toyota Motor                     51,000         1,505
Yamanouchi Pharmaceutical        38,000         1,022
                                           ----------
                                               28,628
                                           ----------
MALAYSIA -- 1.1%
AMMB Holdings                   117,000           728
AMMB Holdings Rights*           100,000            36
AMMB Holdings Warrants*          10,000            13
Edaran Otomobil                  63,000           537
Malaysian Oxygen                100,000           507
                                           ----------
                                                1,821
                                           ----------
MEXICO -- 1.9%
Cifra SA, Series B              550,000         1,011
Corporacion Industrial Alfa      61,945           423
Empresas ICA Sociedad            18,300           294
Grupo Corvi UBL*                120,000            70
Grupo Financiero Banamex        355,000           930
Grupo Modelo, Series C            9,000            62
Grupo Radio Centro ADR            3,300            39
Grupo Televisa GDR                4,000           122
Industrias CH, Series B*         30,000           123
                                           ----------
                                                3,074
                                           ----------
NETHERLANDS -- 3.0%
Gucci Group NV                    1,400            90
ING Groep                        51,305         2,364
Phillips Electronics NV          30,000         2,148
Vendex International              4,000           219
Wolters Kluwer                      800            97
                                           ----------
                                                4,918
                                           ----------
NORWAY -- 0.2%
Tomra Systems                    13,500           276
                                           ----------
PERU -- 0.0%
Credicorp                         4,230            93
                                           ----------
PHILIPPINES -- 1.5%
Ayala Land, Series B            800,000           736
Belle*                        4,000,000         1,169
Philippine Long Distance
   Telephone ADR                 10,000           643
                                           ----------
                                                2,548
                                           ----------
SINGAPORE -- 0.5%
Development Bank of Singapore    74,000           932
                                           ----------
SOUTH KOREA -- 0.4%
Korea Electric Power ADR         35,000           654
Samsung Electronics               2,463            67
                                           ----------
                                                  721
                                           ----------
SPAIN -- 2.5%
Banco de Santander               71,400         2,200
Corp Financiera Reunida          75,000           316
Telefonica de Espana             55,000         1,590
                                           ----------
                                                4,106
                                           ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   STATEMENT
   OF
   NET ASSETS
   AS OF
   JUNE 30, 1997

   INTERNATIONAL GROWTH FUND (CONCLUDED)

--------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
--------------------------------------------------------
SWEDEN -- 1.6%
ABB AB, Class A                 134,200   $     1,882
Ericsson Telephone ADR            8,360           329
SSAB A                           20,000           408
                                           ----------
                                                2,619
                                           ----------
SWITZERLAND -- 5.3%
Ciba Speciality Chemicals*          557            51
Credit Suisse Group              18,000         2,311
Disetronic                          130           263
Novartis AG                       2,217         3,542
Oerlikon-Buehrle                    790            92
Roche                               276         2,495
                                           ----------
                                                8,754
                                           ----------
TAIWAN -- 0.3%
Standard Foods Taiwan GDR*       50,000           479
                                           ----------
THAILAND -- 0.6%
Ruam Pattan Fund II           1,281,000           386
Siam Cement "F"                  16,000           277
Siam Commercial Bank            100,000           410
                                           ----------
                                                1,073
                                           ----------
UNITED KINGDOM -- 18.3%
3i Group                         35,130           292
Barclays Bank                    14,425           286
Brit-Borneo Petroleum
   Syndicate                     14,250           336
British Aerospace                14,475           322
British Petroleum                24,320           302
British Sky Broadcasting         30,420           223
British Telecommunications      157,000         1,166
Cable & Wireless                 85,000           782
General Electric                158,000           944
GKN                              74,500         1,283
Glaxo Wellcome                   67,000         1,383
Granada Group                    74,750           983
JJB Sports                       34,200           280
Ladbroke                        374,430         1,465
Lasmo                           240,318         1,038
Logica                           21,300           246
Manchester United                28,850           292
Marks & Spencer                 164,000         1,360
McKechnie                        76,500           538
National Power                   33,420           290
National Westminster Bank        60,000           807
Next                             24,500           277
NFC                             333,000           723
Norwich Union PLC                27,200           145
Prudential                       28,100           272
Railtrack Group                  28,090           292
Reckitt & Coleman               102,500         1,528
Rentokil Group                   79,000           276
Royal Bank of Scotland          149,000         1,388
Safeway                         158,144           915
Scottish Power                  187,000         1,217
Shell Transportation
    & Trading                   235,500         1,605
SmithKline Beecham Units         15,100           278
SmithKline Beecham, Series A      2,190            40

-------------------------------------------------------
DESCRIPTION            SHARES/PAR (000)     VALUE (000)
-------------------------------------------------------
Smiths Industries                86,782   $     1,112
Standard Chartered Bank          17,840           272
Tesco                            47,900           295
TSB Lloyds Group                170,500         1,748
Unilever                         57,200         1,639
Wassall                         119,625           615
Wolseley                         98,000           764
Zeneca Group                      9,600           317
                                           ----------
                                               30,336
                                           ----------
VENEZUELA -- 0.9%
Cia Anonima Telecom ADR*         33,000         1,423
                                           ----------
TOTAL FOREIGN STOCKS
(Cost $128,125)                               156,419
                                           ----------

FOREIGN PREFERRED STOCKS -- 1.2%
AUSTRALIA -- 0.5%
Newscorp                            220           867
                                           ----------
BRAZIL -- 0.6%
Petroleo Brasileira ADR          35,000         1,015
                                           ----------
GERMANY -- 0.1%
Fresnius                            888           202
                                           ----------
TOTAL FOREIGN PREFERRED STOCKS
(Cost $1,908)                                   2,084
                                           ----------

CONVERTIBLE BONDS -- 0.9%
JAPAN -- 0.9%
Mitsubishi Bank
   3.000%, 11/30/02           $     900           984
Namco
   4.700%, 09/30/98              35,000           434
                                           ----------
                                                1,418
                                           ----------
MALAYSIA -- 0.0%
AMMB
   5.000%, 05/13/02                 100            34
                                           ----------
TOTAL CONVERTIBLE BONDS
(Cost $1,406)                                   1,452
                                           ----------

DEMAND DEPOSIT -- 3.9%
Morgan Stanley
   4.350%, 07/01/97               6,500         6,500
                                           ----------
TOTAL DEMAND DEPOSIT
(Cost $6,500)                                   6,500
                                           ----------
TOTAL INVESTMENTS -- 100.5%
(Cost $137,939)                               166,455
                                           ----------
OTHER ASSETS AND LIABILITIES,
   NET -- (0.5%)                                 (907)
                                           ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                           [SQUARE BULLET] COREFUND EQUITY FUNDS

-------------------------------------------------------
DESCRIPTION                                 VALUE (000)
-------------------------------------------------------
NET ASSETS:
Portfolio Shares -- Class Y ($.001 par
   value -- 25 million authorized)
   based on 11,084,932 outstanding shares    $130,725
Portfolio Shares -- Class A ($.001 par
   value -- 25 million authorized) based
   on 165,406 outstanding shares                2,133
Accumulated net realized gain
   on investments                               3,773
Net unrealized depreciation on
   forward foreign currency contracts,
   foreign currency and translation of
   other assets and liabilities in
   foreign currency                                (3)
Net unrealized appreciation
   on investments                              28,516
Accumulated net investment income                 404
                                           ----------
TOTAL NET ASSETS -- 100.0%                   $165,548
                                           ==========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS Y                  $14.72
                                           ==========
NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE -- CLASS A                        $14.70
                                           ==========
* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPTS
"F" -- FOREIGN SHARES
GDR -- GLOBAL DEPOSITORY RECEIPTS

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   BALANCED FUND

   U.S. TREASURY OBLIGATIONS          18%
   U.S. GOVERNMENT BACKED BONDS        5%
   U.S. AGENCY BACKED BONDS            5%
   CORPORATE BONDS                     7%
   CASH EQUIVALENTS                    6%
   COMMON STOCK                       59%


   % OF TOTAL PORTFOLIO INVESTMENTS

--------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
--------------------------------------------------------
COMMON STOCKS -- 59.2%
AIRCRAFT -- 0.8%
Boeing                           18,400   $       976
                                           ----------
BANKS -- 1.9%
Citicorp                         10,000         1,206
J.P. Morgan                      10,000         1,044
                                           ----------
                                                2,250
                                           ----------
BEAUTY PRODUCTS -- 1.8%
Colgate Palmolive                21,800         1,422
Procter & Gamble                  5,000           706
                                           ----------
                                                2,128
                                           ----------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 1.0%
Comcast, Class A                 50,000         1,069
TCI Satellite Entertainment*      4,300            34
                                           ----------
                                                1,103
                                           ----------
CHEMICALS -- 0.8%
Monsanto                         21,750           937
                                           ----------
COMMUNICATIONS EQUIPMENT -- 3.2%
Cisco Systems*                   19,600         1,316
Motorola                         17,000         1,292
Qualcomm*                        23,500         1,196
                                           ----------
                                                3,804
                                           ----------
COMPUTERS, SOFTWARE & SERVICES-- 5.9%
Compaq Computer*                 13,000         1,290
Computer Associates
   International                 24,000         1,337
Microsoft*                       11,000         1,390
Oracle Systems*                  29,000         1,461
Peoplesoft*                      28,000         1,477
                                           ----------
                                                6,955
                                           ----------
* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPTS
"F" -- FOREIGN SHARES
GDR -- GLOBAL DEPOSITORY RECEIPTS

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   STATEMENT
   OF
   NET ASSETS
   AS OF
   JUNE 30, 1997

   BALANCED FUND (CONTINUED)

--------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
--------------------------------------------------------
DRUGS -- 7.2%
Amgen*                           20,000   $     1,162
Bristol-Myers Squibb             12,000           972
Genzyme*                         30,000           833
Glaxo ADR                        29,400         1,229
Merck                             7,000           725
Schering Plough                  20,000           958
SmithKline Beecham ADR           11,800         1,081
Warner Lambert                   12,000         1,491
                                           ----------
                                                8,451
                                           ----------
ELECTRICAL EQUIPMENT -- 2.9%
Emerson Electric                 17,300           953
General Electric                 20,200         1,321
Westinghouse Electric            47,000         1,087
                                           ----------
                                                3,361
                                           ----------
ENTERTAINMENT -- 0.6%
Walt Disney                       8,500           682
                                           ----------
FINANCIAL SERVICES -- 2.2%
FHLMC                            41,000         1,409
FNMA                             28,000         1,222
                                           ----------
                                                2,631
                                           ----------
FOOD, BEVERAGE & TOBACCO -- 1.8%
Coca Cola                        13,400           935
Philip Morris                    13,500           599
Sara Lee                         15,000           624
                                           ----------
                                                2,158
                                           ----------
HEALTHCARE SERVICES -- 3.3%
HBO                              19,500         1,343
Health Management Associates*    52,299         1,491
Oxford Health Plan*              15,000         1,076
                                           ----------
                                                3,910
                                           ----------
HOUSEHOLD PRODUCTS -- 1.7%
Gillette                         13,800         1,308
Sunbeam Oster                    19,000           717
                                           ----------
                                                2,025
                                           ----------
INSURANCE -- 1.8%
American International Group      8,000         1,195
General Re                        5,000           910
                                           ----------
                                                2,105
                                           ----------
MACHINERY -- 1.7%
Caterpillar                       9,500         1,020
Deere                            17,500           960
                                           ----------
                                                1,980
                                           ----------
MEASURING DEVICES -- 1.1%
Honeywell                        17,000         1,290
                                           ----------
MEDICAL PRODUCTS & SERVICES-- 3.3%
Acuson*                          35,000           805
Boston Scientific*               15,000           922
Cardinal Health                  22,850         1,308
Johnson & Johnson                13,200           850
                                           ----------
                                                3,885
                                           ----------

-------------------------------------------------------
DESCRIPTION            SHARES/PAR (000)     VALUE (000)
-------------------------------------------------------
METALS & MINING -- 0.8%
Aluminum Company of America      12,700   $       957
                                           ----------
PETROLEUM REFINING -- 6.4%
Amoco                            12,400         1,078
Atlantic Richfield               12,000           846
Chevron                          17,100         1,264
Exxon                            19,500         1,199
Mobil                            16,200         1,132
Schlumberger                      7,700           963
Texaco                           10,000         1,088
                                           ----------
                                                7,570
                                           ----------
RETAIL -- 3.9%
Costco*                          30,000           986
Dayton-Hudson                    27,000         1,436
Gap                              30,000         1,166
Home Depot                       15,000         1,034
                                           ----------
                                                4,622
                                           ----------
SEMI-CONDUCTORS/INSTRUMENTS -- 0.9%
Intel                             7,500         1,064
                                           ----------
TECHNOLOGY, SERVICES -- 0.7%
Paychex                          21,000           798
                                           ----------
TELEPHONES & TELECOMMUNICATION-- 3.5%
Alltel                           30,000         1,003
LCI International*               48,000         1,050
McLeod, Class A*                 24,000           810
Worldcom*                        39,900         1,277
                                           ----------
                                                4,140
                                           ----------
TOTAL COMMON STOCKS
(Cost $50,338)                                 69,782
                                           ----------
U.S. TREASURY OBLIGATIONS -- 18.2%
U.S. Treasury Bonds
   6.000%, 08/15/99              $1,500         1,496
   7.250%, 05/15/16                 500           521
   8.750%, 05/15/17                 665           800
U.S. Treasury Notes
   8.500%, 07/15/97               1,215         1,216
   8.125%, 02/15/98               1,670         1,694
   6.125%, 05/15/98               1,000         1,003
   9.250%, 08/15/98               1,620         1,677
   8.875%, 11/15/98               1,105         1,146
   8.875%, 02/15/99                 110           115
   6.000%, 06/30/99               2,000         1,999
   6.000%, 10/15/99                 500           499
   5.875%, 11/15/99               2,000         1,987
   7.750%, 11/30/99                 700           724
   6.375%, 01/15/00                 500           502
   7.500%, 11/15/01               3,235         3,370
   6.625%, 03/31/02               1,000         1,008
   7.500%, 02/15/05                 600           634
   6.500%, 08/15/05                 500           498
   6.875%, 05/15/06                 500           510
                                           ----------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $21,553)                                 21,399
                                           ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                           [SQUARE BULLET] COREFUND EQUITY FUNDS

-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.6%
FHLB
   8.120%, 09/26/06              $1,800   $     1,801
   8.000%, 10/17/11               1,250         1,260
FHLMC
   6.440%, 01/28/00                 500           501
   8.150%, 09/12/06                 500           500
   8.025%, 09/15/06               1,000         1,025
   8.055%, 09/30/11               1,000         1,015
FNMA
   5.940%, 12/12/05                 500           474
                                           ----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $6,548)                                   6,576
                                           ----------

U.S. GOVERNMENT MORTGAGE-BACKED BONDS -- 5.3%
FHLMC
   6.000%, 05/01/08                 670           646
   5.500%, 11/01/08                 569           536
FNMA
   6.500%, 08/01/10                 236           231
   6.500%, 09/01/10                 307           301
   6.500%, 11/01/24                 467           447
GNMA
   7.500%, 10/15/11               2,365         2,407
   9.000%, 10/15/19                 161           170
   7.500%, 03/15/26               1,479         1,483
                                           ----------
TOTAL U.S. GOVERNMENT MORTGAGE-
   BACKED BONDS
(Cost $6,245)                                   6,221
                                           ----------

CORPORATE OBLIGATIONS -- 6.8%
BANKING -- 1.5%
First Bank System
   6.875%, 09/15/07                 500           489
MBNA
   7.250%, 09/15/02                 185           186
Midland Bank
   6.950%, 03/15/11                 200           193
Nationsbank
   6.500%, 03/15/06                 200           192
Provident Bank
   6.125%, 12/15/00                  25            25
Royal Bank of Scotland
   6.375%, 02/01/11                 205           188
Santander
   7.250%, 11/01/15                 100            96
U.S. Bancorp
   6.750%, 10/15/05                 500           488
                                           ----------
                                                1,857
                                           ----------

-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
FINANCIAL SERVICES -- 2.7%
Chrysler Financial
   6.950%, 03/25/02             $   500  $        501
CSR Finance
   7.700%, 07/21/25                 200           202
Donaldson Lufkin & Jenrette
   6.875%, 11/01/05                 185           180
Ford Motor Credit
   6.375%, 04/15/00                 500           498
   6.250%, 11/08/00                 500           494
   7.500%, 01/15/03               1,000         1,028
Merrill Lynch
   7.000%, 04/27/08                 250           248
                                           ----------
                                                3,151
                                           ----------
INDUSTRIAL -- 2.6%
Arco Chemical
   10.250%, 11/01/10                210           266
Bellsouth
   7.000%, 02/01/05                 500           504
Coca Cola
   6.000%, 07/15/03               1,000           960
Dayton Hudson
   8.500%, 12/01/22                 500           510
ITT
   7.375%, 11/15/15                 360           335
Laidlaw
   8.750%, 04/15/25                  75            83
MacMillan Bloedel
   7.700%, 02/15/26                 215           202
Noranda
   8.125%, 06/15/04                 195           205
                                           ----------
                                                3,065
                                           ----------
TOTAL CORPORATE OBLIGATIONS
(Cost $8,166)                                   8,073
                                           ----------

REPURCHASE AGREEMENTS -- 5.9%
Aubrey Lanston
   5.90%, dated 06/30/97, matures
   07/01/97, repurchase price
   $1,728,283 (collateralized by U.S.
   Treasury Note, par value $1,360,000,
   11.875%, 11/15/03;
   market value $1,764,736)       1,728         1,728
Hong Kong Shanghai Bank
   5.80%, dated 06/30/97, matures
   07/01/97, repurchase price $1,728,278
   (collateralized by U.S. Treasury Note,
   par value $1,680,000,
   7.25%, 05/15/04;
   market value $1,773,576)       1,728         1,728

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   STATEMENT
   OF
   NET ASSETS
   AS OF
   JUNE 30, 1997


   BALANCED FUND (CONCLUDED)

-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------

Sanwa Bank
   5.85%, dated 06/30/97, matures
   07/01/97, repurchase price
   $1,728,281 (collateralized by U.S.
   Treasury Note, par value $1,745,000,
   6.625%, 06/30/01;
   market value $1,765,940)      $1,728    $    1,728

Swiss Bank
   5.875%,  dated  06/30/97,  matures  07/01/97,   repurchase  price  $1,728,282
   (collateralized  by  U.S.  Treasury  Note,  par  value  $1,795,000,   5.625%,
   11/30/00;
   market value $1,770,409)       1,728         1,728
                                           ----------
TOTAL REPURCHASE AGREEMENTS
(Cost $6,912)                                   6,912
                                           ----------
TOTAL INVESTMENTS -- 101.0%
(Cost $99,764)                                118,963
                                           ----------
OTHER ASSETS AND LIABILITIES,
   NET -- (1.0%)                               (1,123)
                                           ----------

-------------------------------------------------------
DESCRIPTION                                 VALUE (000)
-------------------------------------------------------
NET ASSETS:
Portfolio Shares -- Class Y ($0.001
   par value -- 100 million authorized)
   based on 8,407,085 outstanding shares    $  90,012
Portfolio Shares -- Class A ($0.001
   par value -- 100 million authorized)
   based on 310,422 outstanding shares          3,413
Accumulated Net Realized Gain
   on Investments                               5,216
Net Unrealized Appreciation
   on Investments                              19,199
                                           ----------
TOTAL NET ASSETS -- 100.0%                   $117,840
                                           ==========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS Y                  $13.52
                                           ==========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A                  $13.52
                                           ==========
*NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                           [SQUARE BULLET] COREFUND EQUITY FUNDS


   SHORT TERM INCOME FUND

   [PIE CHART]
   U.S. TREASURY OBLIGATIONS     42%
   CASH EQUIVALENTS              10%
   CORPORATE BONDS               48%

   % OF TOTAL PORTFOLIO INVESTMENTS

--------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
--------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 39.6%
U.S. Treasury Notes
   5.750%, 10/31/97              $  500     $     500
   7.375%, 11/15/97               1,000         1,006
   6.000%, 12/31/97                 575           576
   5.625%, 01/31/98                 750           750
   6.125%, 03/31/98                 500           502
   5.875%, 04/30/98               2,000         2,002
   6.125%, 05/15/98               1,000         1,003
   6.000%, 05/31/98               1,000         1,002
   6.125%, 08/31/98               1,000         1,003
   6.000%, 09/30/98               2,500         2,503
   5.875%, 10/31/98               1,000           999
   5.750%, 12/31/98               1,000           997
   6.375%, 01/15/99               1,000         1,006
   5.875%, 01/31/99               1,000           998
                                           ----------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $14,842)                                 14,847
                                           ----------

CORPORATE BONDS -- 35.7%
BANKING -- 4.0%
American Express Centurion Bank
   5.738%, 08/21/98               1,000         1,001
Citicorp
   6.013%, 11/23/99                 500           502
                                           ----------
                                                1,503
                                           ----------
FINANCIAL SERVICES -- 21.2%
American General Finance
   7.000%, 10/01/97                 985           988
Associates of North America
   6.250%, 03/15/99                 525           524
Chrysler Financial
   6.375%, 01/28/00                 510           507
Credit Suisse
   5.628%, 03/13/98               1,000         1,000

--------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
--------------------------------------------------------
Fleet Mortgage Group
   6.500%, 09/15/99              $  500     $     501
Lehman Brothers Holdings
   6.375%, 06/01/98                 500           501
Mellon Financial
   7.625%, 11/15/99                 255           263
Morgan Stanley Group
   5.853%, 02/26/99               1,250         1,250
   5.625%, 03/01/99               1,000           991
Salomon
   6.500%, 03/01/00                 750           745
Sears Roebuck Acceptance
   6.380%, 02/16/99                 650           652
                                           ----------
                                                7,922
                                           ----------
INDUSTRIAL -- 10.5%
AT&T Capital
   5.970%, 02/27/98               1,000         1,000
Shell Oil
   6.950%, 12/15/98               1,000         1,010
Time Warner
   7.450%, 02/01/98                 735           740
USX
   6.650%, 10/09/97               1,200         1,202
                                           ----------
                                                3,952
                                           ----------
TOTAL CORPORATE BONDS
(Cost $13,375)                                 13,377
                                           ----------

COMMERCIAL PAPER -- 1.3% BANKING -- 1.3% Abn Amro North American Finance
   5.392%, 07/28/97                 500           498
                                           ----------
TOTAL COMMERCIAL PAPER
(Cost $498)                                       498
                                           ----------

TIME DEPOSITS -- 10.0%
BANKING -- 4.7%
First Union Bank
   6.000%, 07/01/97               1,752         1,752
                                           ----------
FINANCIAL SERVICES -- 5.3%
Allstate
   5.745%, 07/01/97               2,000         2,000
                                           ----------
TOTAL TIME DEPOSITS
(Cost $3,752)                                   3,752
                                           ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   STATEMENT
   OF
   NET ASSETS
   AS OF
   JUNE 30, 1997

   SHORT TERM INCOME FUND (CONCLUDED)

--------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
--------------------------------------------------------
ASSET-BACKED SECURITIES -- 12.4%
Cit Rv Owner Trust,
   Series 1995-B, Class A
   6.500%, 04/15/11                $258     $     260
Eqcc Home Equity Loan Trust,
   Series 1996-2, Class A2
   6.700%, 09/15/08                 250           251
Eqcc Home Equity Loan Trust,
   Series 1997-1, Class A3
   6.840%, 09/15/11                 750           753
Independent National Mortgage,
   Series 96-A, Class A1
   6.710%, 09/25/26                 638           642
Money Store Home Equity Loan
   Trust, Series 93-B
   5.400%, 08/15/05                 333           329
Navistar Financial Owner Trust,
   Series 1997-A, Class A2
   6.350%, 01/15/00                 500           502
Student Loan Marketing Association,
   Series 1997-1, Class A1 (A)
   5.530%, 10/25/05                 750           749
Union Acceptance,
   Series 1997-A, Class A
   6.130%, 07/10/01                 404           405
Union Acceptance, Series 96-A
   5.400%, 04/07/03                 572           567
WFS Financial Owner Trust,
   Series 1996-B, Class A2 CMO
   6.200%, 05/20/99                 203           203
                                           ----------
TOTAL ASSET-BACKED SECURITIES
(Cost $4,655)                                   4,661
                                           ----------
TOTAL INVESTMENTS -- 99.0%
(Cost $37,122)                                 37,135
                                           ----------
OTHER ASSETS AND LIABILITIES,
   NET -- 1.0%                                    369
                                           ----------

--------------------------------------------------------
DESCRIPTION                                 VALUE (000)
--------------------------------------------------------
NET ASSETS:
Portfolio Shares -- Class Y ($0.001
   par value -- 1 billion authorized)
   based on 3,713,316 outstanding shares      $37,088
Portfolio Shares -- Class A ($0.001
   par value -- 1 billion authorized)
   based on 49,473 outstanding shares             492
Accumulated Net Realized Loss
   on Investments                                 (89)
Net Unrealized Appreciation
   on Investments                                  13
                                           ----------
TOTAL NET ASSETS -- 100.0%                    $37,504
                                           ==========
NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE -- CLASS Y                         $9.97
                                           ==========
NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE -- CLASS A                         $9.96
                                           ==========
CMO -- COLLATERALIZED MORTGAGE OBLIGATIONS

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                           [SQUARE BULLET] COREFUND EQUITY FUNDS



   SHORT-INTERMEDIATE BOND FUND

  [PIE CHART]
   U.S. TREASURY OBLIGATIONS       52%
   CASH EQUIVALENTS                 4%
   CORPORATE BONDS                 42%
   U.S. AGENCY BACKED BONDS         2%

   % OF TOTAL PORTFOLIO INVESTMENTS

-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 52.7%
U.S. Treasury Notes
   6.000%, 08/31/97           $   1,500    $    1,501
   7.375%, 11/15/97               4,000         4,025
   5.125%, 02/28/98               1,500         1,494
   6.000%, 05/31/98              12,145        12,169
   7.125%, 10/15/98               4,105         4,165
   5.625%, 11/30/98               1,630         1,623
   8.875%, 02/15/99               1,755         1,830
   6.500%, 04/30/99               9,035         9,100
   6.000%, 10/15/99               2,200         2,196
   7.750%, 12/31/99               2,500         2,588
   7.750%, 01/31/00                   8             8
   7.125%, 02/29/00               6,735         6,880
   8.000%, 05/15/01               6,635         7,004
   6.625%, 07/31/01              17,355        17,512
   6.500%, 08/31/01               3,850         3,867
   6.625%, 04/30/02               5,775         5,826
   6.250%, 02/15/07               1,675         1,638
   6.625%, 05/15/07               4,000         4,030
                                           ----------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $87,474)                                 87,456
                                           ----------

U.S. AGENCY MORTGAGE-BACKED BONDS -- 2.6%
FHLMC
   6.750%, 03/15/07               1,755         1,760
FNMA
   6.500%, 08/01/10               1,482         1,453
   6.500%, 10/01/10               1,120         1,098
                                           ----------
TOTAL U.S. AGENCY MORTGAGE-BACKED BONDS
(Cost $4,322)                                   4,311
                                           ----------

CORPORATE OBLIGATIONS -- 23.2%
BANKING -- 4.5%
Bank One
   7.600%, 05/01/07               1,815         1,865

-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
BCH Cayman Islands Limited
   7.700%, 07/15/06              $1,630   $     1,671
Security Pacific
   11.500%, 11/15/00              1,955         2,234
Societe Generale
   7.400%, 06/01/06               1,755         1,768
                                           ----------
                                                7,538
                                           ----------
FINANCIAL SERVICES -- 6.7%
Associates Corporation of
   North America
   6.375%, 08/15/98               1,500         1,504
Dean Witter Discover
   6.300%, 01/15/06               1,540         1,463
Ford Motor Credit
   6.800%, 08/15/97               1,000         1,002
Lehman Brothers
   7.250%, 04/15/03               2,630         2,640
Paine Webber Group
   6.500%, 11/01/05               1,745         1,653
Salomon
   7.200%, 02/01/04               2,810         2,810
                                           ----------
                                               11,072
                                           ----------
INDUSTRIALS -- 9.2%
Barrick Gold
   7.500%, 05/01/07               1,780         1,816
CSR America
   6.875%, 07/21/05               1,670         1,645
Loews
   6.750%, 12/15/06               1,705         1,652
Nabisco
   6.850%, 06/15/05               1,425         1,388
Noranda
   8.125%, 06/15/04               1,770         1,858
Tele-Communications
   8.650%, 09/15/04                 985         1,027
Time Warner
   7.750%, 06/15/05               1,770         1,805
United Air Lines
   6.750%, 12/01/97               2,435         2,443
USX
   9.625%, 08/15/03               1,490         1,672
                                           ----------
                                               15,306
                                           ----------
UTILITIES -- 2.8%
Coastal
   8.125%, 09/15/02               1,370         1,437
Tosco
   7.625%, 05/15/06               1,790         1,832
Penn Power and Light
   7.750%, 05/01/02               1,280         1,328
                                           ----------
                                                4,597
                                           ----------
TOTAL CORPORATE OBLIGATIONS
(Cost $38,388)                                 38,513
                                           ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   STATEMENT
   OF
   NET ASSETS
   AS OF
   JUNE 30, 1997

   SHORT-INTERMEDIATE BOND FUND (CONCLUDED)

--------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
--------------------------------------------------------
ASSET-BACKED SECURITIES -- 19.6%
Aames Mortgage Trust,
   Series 96-B, Class A1B
   7.275%, 05/15/20              $2,100    $    2,123
Banc One Auto Guarantor Trust,
   Series 1997-A, Class A
   6.270%, 11/20/03               1,867         1,867
Citicorp Mortgage Securities,
   Series 97-1, Class A2
   7.250%, 02/25/27               1,775         1,772
Countrywide Mortgage Broker
   Services, Series 97-A1, Class A1
   7.000%, 03/25/27               1,869         1,866
Eqcc, Series 1996-4, Class A5
   6.710%, 07/15/11               1,875         1,868
Equivantage Home Loan Trust,
   Series 96-1, Class A1
   6.550%, 10/25/25                 830           818
General Electric Capital Mortgage
   Services, Series 97-3, Class A4
   7.500%, 04/25/27               1,800         1,815
Independent National Mortgage,
   Series  96-A, Class A1
   6.710%, 09/25/26               2,700         2,714
Metlife Captial Equipment Loan
   Trust, Series 97-A, Class A
   6.850%, 05/20/08               1,600         1,606
Money Store Home Equity Trust,
   Series 96-B, Class A7
   7.550%, 06/15/20               3,000         3,065
Residential Asset Securization Trust,
   Series 97-A3, Class A10
   7.250%, 05/25/27               1,770         1,768
Saxon Asset Securities Trust,
   Series 96-2, Class A2
   6.475%, 11/25/20               1,993         1,979
Sears Credit Account Master Trust,
   Series 95-3, Class A
   7.000%, 10/15/04               3,000         3,045
Standard Credit Card Master Trust,
   Series 95-6, Class A
   6.750%, 06/07/00               2,000         2,016
Union Acceptance,
   Series 96-A, Class A
   5.400%, 04/07/03               1,544         1,531
WFS Financial Owner Trust,
   Series 1996-D, Class A3
   6.050%, 07/20/01               2,650         2,636
                                           ----------
TOTAL ASSET-BACKED SECURITIES
(Cost $32,288)                                 32,489
                                           ----------

-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
REPURCHASE AGREEMENT -- 4.3%
Sanwa Bank
   5.85%,  dated  06/30/97,   matures  07/01/97,   repurchase  price  $7,121,157
   (collateralized  by  U.S.  Treasury  Note,  par  value  $7,200,000,   6.625%,
   06/30/01;
   market value $7,286,400)      $7,120    $    7,120
                                           ----------
TOTAL REPURCHASE AGREEMENT
(Cost $7,120)                                   7,120
                                           ----------
TOTAL INVESTMENTS -- 102.4%
(Cost $169,592)                               169,889
                                           ----------
OTHER ASSETS AND LIABILITIES,
   NET -- (2.4%)                               (3,984)
                                           ----------

NET ASSETS:
Portfolio Shares -- Class Y ($0.001
   par value -- 100 million authorized)
   based on 16,602,388 outstanding shares     165,179
Portfolio Shares -- Class A ($0.001
   par value -- 100 million authorized)
   based on 280,076 outstanding shares          3,380
Accumulated Net Realized Loss
   on Investments                              (2,951)
Net Unrealized Appreciation
   on Investments                                 297
                                           ----------
TOTAL NET ASSETS -- 100.0%                   $165,905
                                           ==========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS Y                   $9.83
                                           ==========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A                   $9.83
                                           ==========

FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                           [SQUARE BULLET] COREFUND EQUITY FUNDS

   [PIE CHART]
   GOVERNMENT INCOME FUND
   U.S. TREASURY OBLIGATIONS         23%
   CASH EQUIVALENTS                   2%
   U.S. AGENCY BACKED BONDS          12%
   U.S. GOVERNMENT BACKED BONDS      63%


   % OF TOTAL PORTFOLIO INVESTMENTS

-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 23.1%
U.S. Treasury Bond
   6.625%, 02/15/27              $1,250     $   1,223
U.S. Treasury Notes
   6.375%, 05/15/99                 970           975
   8.000%, 05/15/01               1,200         1,267
   6.500%, 08/31/01               1,000         1,004
   6.625%, 04/30/02                 300           303
                                           ----------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $4,760)                                   4,772
                                           ----------

U.S. GOVERNMENT MORTGAGE-BACKED BONDS -- 62.9%
GNMA
   8.000%, 09/15/09                 668           690
   8.000%, 02/15/22                 336           344
   8.000%, 09/15/22                  59            60
   8.000%, 10/15/22                 257           262
   8.000%, 11/15/22                 468           479
   7.000%, 04/15/23                 348           341
   7.500%, 08/15/23               1,109         1,112
   6.500%, 11/15/23                 442           423
   7.000%, 01/15/24                 805           791
   8.000%, 05/15/25                 839           858
   6.500%, 12/15/25                 992           949
   7.500%, 02/15/26                 469           471
   6.500%, 04/15/26                 487           465
   8.000%, 05/15/26                 961           983
   8.000%, 06/15/26                 694           709
   8.000%, 08/15/26               1,987         2,032
   8.000%, 09/15/26               1,992         2,038
                                           ----------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED BONDS
(Cost $12,946)                                 13,007
                                           ----------

--------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
--------------------------------------------------------
U.S. AGENCY MORTGAGE-BACKED BONDS -- 11.6%
FHLMC
   6.000%, 05/01/08                $330     $     318
FNMA
   7.000%, 10/01/22                 696           682
   7.000%, 11/01/26                 401           393
   7.500%, 05/01/27                 996           999
                                           ----------
TOTAL U.S. AGENCY MORTGAGE-BACKED BONDS
(Cost $2,415)                                   2,392
                                           ----------

REPURCHASE AGREEMENT -- 1.8%
Sanwa Bank
   5.85%  dated   06/30/97,   matures   07/01/97,   repurchase   price  $375,061
   (collateralized by U.S. Treasury Note, par value $380,000, 6.625%, 06/30/01;
   market value $384,560)           375           375
                                           ----------
TOTAL REPURCHASE AGREEMENT
(Cost $375)                                       375
                                           ----------
TOTAL INVESTMENTS -- 99.4%
(Cost $20,496)                                 20,546
                                           ----------
OTHER ASSETS AND LIABILITIES,
   NET -- 0.6%                                    121
                                           ----------

NET ASSETS:
Portfolio Shares -- Class Y ($0.001
   par value -- 100 million authorized)
   based on 1,948,080 outstanding shares       19,281
Portfolio Shares -- Class A ($0.001
   par value -- 100 million authorized)
   based on 170,059 outstanding shares          1,722
Accumulated Net Realized Loss
   on Investments                                (385)
Net Unrealized Appreciation
   on Investments                                  50
Distribution in Excess of Net
   Investment Income                               (1)
                                           ----------
TOTAL NET ASSETS -- 100.0%                    $20,667
                                           ==========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS Y                   $9.76
                                           ==========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A                   $9.76
                                           ==========

FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE CORPORATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE CORPORATION

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   STATEMENT
   OF
   NET ASSETS
   AS OF
   JUNE 30, 1997

   BOND FUND

   [PIE CHART]
   U.S. TREASURY OBLIGATIONS              35%
   U.S. GOVERNMENT BACKED BONDS            8%
   CASH EQUIVALENTS                        2%
   CORPORATE BONDS                        33%
   U.S. AGENCY BACKED BONDS               22%

   % OF TOTAL PORTFOLIO INVESTMENTS

-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 34.5%
U.S. Treasury Bonds
   6.500%, 11/15/26              $2,160    $    2,069
   6.625%, 02/15/27               4,890         4,784
U.S. Treasury Notes
   5.625%, 11/30/98               4,075         4,056
   8.875%, 02/15/99              12,755        13,302
   6.500%, 04/30/99               6,610         6,658
   7.750%, 01/31/00                 503           521
   6.750%, 04/30/00               4,305         4,359
   8.000%, 05/15/01               2,795         2,951
   6.625%, 07/31/01               4,740         4,783
   7.500%, 11/15/01               6,590         6,865
   6.250%, 02/28/02               1,335         1,327
   7.250%, 05/15/04               3,735         3,894
   6.250%, 02/15/07               1,888         1,847
   6.625%, 05/15/07               6,025         6,070
                                           ----------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $63,250)                                 63,486
                                           ----------

U.S. GOVERNMENT MORTGAGE-BACKED BONDS -- 30.0%
FHLMC
   6.750%, 03/15/07               2,355         2,361
   7.500%, 10/01/10               2,600         2,640
   8.000%, 07/01/25               3,413         3,493
FNMA
   6.500%, 08/01/10               3,096         3,035
   6.500%, 09/01/10               3,489         3,421
   7.500%, 06/01/11               2,493         2,529
   6.500%, 03/25/19               1,690         1,656
   8.500%, 02/01/25               3,439         3,568
   7.500%, 08/01/25               3,006         3,012
   8.500%, 08/01/26               3,470         3,600
   7.000%, 11/01/26               4,012         3,931
   8.000%, 12/15/26               1,953         1,997
   7.500%, 05/01/27               4,514         4,524

-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
GNMA
   7.500%, 12/15/25              $5,391   $     5,408
   6.500%, 04/15/26               5,932         5,674
   7.000%, 06/15/26               1,885         1,858
   7.500%, 06/15/27               2,485         2,493
                                           ----------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED BONDS
(Cost $54,950)                                 55,200
                                           ----------

ASSET-BACKED SECURITIES -- 9.8%
Aames Mortgage Trust,
   Series 96-B, Class A1B
   7.275%, 05/15/20               2,489         2,517
EQCC, Series 96-4, Class A5
   6.710%, 07/15/11               2,000         1,992
Equivantage Home Equity Loan
   Trust, Series 96-1, Class A1
   6.550%, 10/25/25               1,473         1,451
First Plus Home Loan Trust,
   Series 1997-2, Class A5
   6.820%, 04/10/23               2,200         2,201
Independent National Mortgage,
   Series 96-A, Class A1
   6.710%, 09/25/26                  96            96
Metlife Captial Equipment Loan
   Trust, Series 97-A, Class A
   6.850%, 05/20/08               1,800         1,806
Money Store Home Equity Trust,
   Series 96-B, Class A7
   7.550%, 06/15/20               3,145         3,213
Saxon Asset Securities Trust,
   Series 96-2, Class A2
   6.475%, 11/25/20               1,950         1,936
UCFC, Series 96-D, Class A2
   6.381%, 07/15/10               1,480         1,476
Vanderbilt Mortgage Finance,
   Series 1997-B, Class 1A4
   7.190%, 02/07/14               1,404         1,418
                                           ----------
TOTAL ASSET-BACKED SECURITIES
(Cost $18,045)                                 18,106
                                           ----------

NON-AGENCY MORTGAGE-BACKED BONDS -- 4.5%
Citicorp Mortgage Securities,
   Series 97-1, Class A2 CMO
   7.250%, 02/25/27               2,060         2,057
Countrywide Mortgage Broker
   Services, Series 97-A1,
   Class A1 CMO
   7.000%, 03/25/27               2,075         2,071
General Electric Capital Mortgage
   Services,  Series 97-3,
   Class A4 CMO
   7.500%, 04/25/27               2,300         2,320
Residential Asset Securization Trust,
   Series 97-A3, Class A10 CMO
   7.250%, 05/25/27               1,835         1,833
                                           ----------
TOTAL NON-AGENCY MORTGAGE-BACKED BONDS
(Cost $8,205)                                   8,281
                                           ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     [SQUARE BULLET] COREFUND FIXED INCOME FUNDS

--------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
--------------------------------------------------------
CORPORATE BONDS -- 18.1%
BANKING -- 6.5%
Bank One
   8.000%, 04/29/27              $1,980    $    2,039
First Union Capital I
   7.935%, 01/15/27               1,820         1,790
Provident Bank
   7.125%, 03/15/03               1,955         1,953
Santander Finance
   6.375%, 02/15/11               1,955         1,784
Societe Generale
   7.400%, 06/01/06               2,115         2,131
Wells Fargo Capital I
   7.960%, 12/15/26               2,210         2,191
                                           ----------
                                               11,888
                                           ----------
FINANCIAL SERVICES -- 1.9%
CNA Financial
   7.250%, 11/15/23                 725           681
Fairfax Financial Holdings LP
   8.300%, 04/15/26               1,515         1,572
Lehman Brothers Holdings
   7.375%, 05/15/04               1,320         1,333
                                           ----------
                                                3,586
                                           ----------
INDUSTRIAL -- 9.7%
American Stores
   8.000%, 06/01/26               2,110         2,128
Barrick Gold
   7.500%, 05/01/07               1,855         1,892
Legrand  S.A.
   8.500%, 02/15/25               2,590         2,862
Loews
   6.750%, 12/15/06               1,880         1,821
Nabisco
   7.550%, 06/15/15               1,845         1,806
Noranda
   8.125%, 06/15/04               1,940         2,037
Tele-Communications
   8.650%, 09/15/04               1,000         1,043
Time Warner
   7.750%, 06/15/05               1,985         2,025
Tosco
   7.625%, 05/15/06               2,185         2,237
                                           ----------
                                               17,851
                                           ----------
TOTAL CORPORATE BONDS
(Cost $33,313)                                 33,325
                                           ----------

-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
REPURCHASE AGREEMENT -- 2.3%
Sanwa Bank
   5.85%,  dated  06/30/97,   matures  07/01/97,   repurchase  price  $4,194,682
   (collateralized by U.S. Note, par value $4,240,000, 6.625%, 06/30/01; market
   value $4,290,880)             $4,194    $    4,194
                                           ----------
TOTAL REPURCHASE AGREEMENT
(Cost $4,194)                                   4,194
                                           ----------
TOTAL INVESTMENTS -- 99.2%
(Cost $181,957)                               182,592
                                           ----------
OTHER ASSETS AND LIABILITIES,
   NET -- 0.8%                                  1,394
                                           ----------

NET ASSETS:
Portfolio Shares -- Class Y ($.001
   par value -- 1 billion authorized)
   based on 17,801,308 outstanding shares     183,444
Portfolio Shares -- Class A ($.001
   par value -- 1 billion authorized)
   based on 158,316 outstanding shares          1,664
Accumulated Net Realized Loss
   on Investments                              (1,757)
Net Unrealized Appreciation
   on Investments                                 635
                                           ----------
TOTAL NET ASSETS -- 100.0%                   $183,986
                                           ==========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS Y                  $10.24
                                           ==========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A                  $10.24
                                           ==========

CMO -- COLLATERALIZED MORTGAGE OBLIGATION
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
LP -- LIMITED PARTNERSHIP

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   STATEMENT
   OF
   NET ASSETS
   AS OF
   JUNE 30, 1997

   GLOBAL BOND FUND

   [PIE CHART]
   UNITED STATES         28%
   UNITED KINGDOM        20%
   SWEDEN                 5%
   AUSTRALIA              6%
   CASH EQUIVALENTS       7%
   DENMARK                7%
   FRANCE                 3%
   GERMANY               16%
   NEW ZEALAND            5%
   SPAIN                  3%


   % OF TOTAL PORTFOLIO INVESTMENTS

-------------------------------------------------------
DESCRIPTION                PAR (000)(1)     VALUE (000)
-------------------------------------------------------
FOREIGN BONDS -- 52.3%
AUSTRALIA -- 6.2%
Australian Government
   10.000%, 10/15/02         $      800    $      697
New South Wales Treasury
   12.000%, 12/01/01              1,600         1,466
                                           ----------
                                                2,163
                                           ----------
DENMARK -- 7.2%
Kingdom of Denmark
   7.000%, 11/10/24              16,850         2,509
                                           ----------
GERMANY -- 15.4%
Bundesrepublic
   6.250%, 01/04/24               9,590         5,348
                                           ----------
NEW ZEALAND -- 4.8%
Government of New Zealand
   8.000%, 11/15/06               2,320         1,687
                                           ----------
SWEDEN -- 4.7%
Government of Sweden
   8.000%, 08/15/07              11,500         1,634
                                           ----------
UNITED KINGDOM -- 14.0%
Chubu Electric Power
   6.750%, 08/10/99                 950         1,565
Halifax Building
   8.375%, 12/15/99                 950         1,616
United Kingdom Treasury
   10.500%, 05/19/99                950         1,674
                                           ----------
                                                4,855
                                           ----------
TOTAL FOREIGN BONDS
(Cost $18,084)                                 18,196
                                           ----------

-------------------------------------------------------
DESCRIPTION                PAR (000)(1)     VALUE (000)
-------------------------------------------------------
COMMERCIAL PAPER -- 18.7%
Banque International Luxembourg
   5.58%, 07/21/97      $         1,000    $      997
Cargill Financial
   5.81%, 07/10/97                1,000           998
Commerical Union
   5.58%, 07/10/97                1,000           999
Credit Local
   5.56%, 07/07/97                1,000           999
McDonald's
   5.61%, 07/07/97                  500           499
National Rural Utilities
   5.65%, 07/21/97                1,000           997
Santander International
   5.67%, 07/28/97                1,000           996
                                           ----------
TOTAL COMMERCIAL PAPER
(Cost $6,486)                                   6,485
                                           ----------

DEBT OPTIONS -- 0.6%
FRANCE -- 0.1%
Government of France OAT 7.5%
   Put, strike @ 114.68*     23,000,000            52
                                           ----------
GERMANY -- 0.4%
Bundesrepublic 7.375% Put,
   strike @ 112.45*           7,300,000            40
Bundesrepublic 6.25% Put,
   strike @ 96.32*            6,000,000            89
                                           ----------
                                                  129
                                           ----------
SWEDEN -- 0.1%
Government of Sweden 8.00%
   Put, strike @ 6.71*       11,500,000            36
                                           ----------

TOTAL DEBT OPTIONS
(Cost $382)                                       217
                                           ----------

CURRENCY OPTIONS -- 0.1%
Deutsche Mark Call,
   strike 1.7025*             7,000,000            28
                                           ----------
TOTAL CURRENCY OPTIONS
(Cost $139)                                        28
                                           ----------

U.S. TREASURY OBLIGATIONS-- 19.3%
U.S. Treasury Notes
   4.75%, 09/30/98                6,800         6,705
                                           ----------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $6,777)                                   6,705
                                           ----------

DEMAND DEPOSIT -- 6.7%
Morgan Stanley
   4.35%, 07/01/97                2,347         2,347
                                           ----------
TOTAL DEMAND DEPOSIT
(Cost $2,347)                                   2,347
                                           ----------
TOTAL INVESTMENTS -- 97.7%
(Cost $34,215)                                 33,978
                                           ----------
OTHER ASSETS AND LIABILITIES,
   NET -- 2.3%                                    794
                                           ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     [SQUARE BULLET] COREFUND FIXED INCOME FUNDS

--------------------------------------------------------
DESCRIPTION                                 VALUE (000)
--------------------------------------------------------
NET ASSETS:
Portfolio Shares -- Class Y ($.001
   par value -- 25 million authorized)
   based on 3,627,358 outstanding shares      $36,004
Portfolio Shares -- Class A ($.001
   par value --25 million authorized)
   based on 19,095 outstanding shares             189
Accumulated net realized loss
   on investments                              (1,573)
Net unrealized appreciation on forward
   foreign currency contracts, foreign
   currency and translation of other assets
   and liabilities in foreign currency            211
Net unrealized depreciation
   on investments                                (237)
Accumulated net investment income                 178
                                           ----------
TOTAL NET ASSETS -- 100.0%                    $34,772
                                           ==========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS Y                   $9.54
                                           ==========
NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE -- CLASS A                         $9.52
                                           ==========

* NON-INCOME PRODUCING SECURITY
(1) IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   INTERMEDIATE MUNICIPAL BOND FUND

   [PIE CHART]
   REVENUE BONDS              50%
   CASH EQUIVALENTS            3%
   GENERAL OBLIGATIONS        37%
   PRE-REFUNDED SECURITIES    10%


   % OF TOTAL PORTFOLIO INVESTMENTS

--------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
--------------------------------------------------------
MUNICIPAL BONDS -- 94.6% COLORADO -- 1.1% El Paso County, Colorado GO
   5.200%, 12/01/02               $  20     $      21
                                           ----------
FLORIDA -- 2.7%
Jacksonville, Florida Electric
   Authority Revenue Bond,
   Series 3-A
   5.200%, 10/01/02                  50            52
                                           ----------
GEORGIA -- 2.7%
De Kalb County, Georgia Health
   Facilities GO
   5.300%, 01/01/03                  50            52
                                           ----------
HAWAII -- 2.6%
Hawaii State GO
   5.200%, 06/01/04                  50            51
                                           ----------
ILLINOIS -- 7.5%
Bloomingdale, Illinois GO
   5.450%, 01/01/09                  85            87
Illinois State Sales Tax
   Revenue Bond, Series S
   4.900%, 06/15/07                  60            59
                                           ----------
                                                  146
                                           ----------
MARYLAND -- 2.6%
Maryland State Health & Higher
   Education Facilities Authority
   Revenue Bond for Johns
   Hopkins Project
   5.125%, 07/01/03                  50            51
                                           ----------
MASSACHUSETTS -- 2.7%
Massachusetts Bay Transportation
   Authority Revenue Bond, Series A
   5.300%, 03/01/05                  50            52
                                           ----------
MICHIGAN -- 5.2%
Grand Haven, Michigan Electric
   Revenue Bond MBIA
   5.000%, 07/01/04                 100           102
                                           ----------

   STATEMENT
   OF
   NET ASSETS
   AS OF
   JUNE 30, 1997

   INTERMEDIATE MUNICIPAL BOND FUND (CONCLUDED)

--------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
--------------------------------------------------------
NEW JERSEY -- 6.1%
Burlington County, New Jersey
   Community Bridge Systems
   Revenue Bond, Callable
   10/01/03 at 101 CG
   5.050%, 10/01/04               $  50     $      51
Medford Township, New Jersey
   Board of Education FGIC
   5.950%, 02/01/03                  65            69
                                           ----------
                                                  120
                                           ----------
PENNSYLVANIA -- 61.4%
Allegheny County, Pennsylvania
   Hospital Development Authority
   Revenue Bond for Presbyterian
   University Hospital, Series B2 (A)
   4.200%, 03/01/18                  80            80
Allegheny County, Pennsylvania,
   Series C-33, GO
   7.450%, 02/15/98                  50            51
Governor Mifflin, Pennsylvania
   School District GO AMBAC
   4.850%, 11/15/01                  50            51
Lehigh County, Pennsylvania
   GO FGIC
   5.125%, 11/15/08                 110           111
Luzerne County, Pennsylvania,
   Series A, GO, Pre-Refunded
   09/15/00 at 100 FGIC
   5.850%, 09/15/02                  50            52
Pennsylvania State Higher Education
   Facilities Authority Hospital
   Revenue Bond for Thomas
   Jefferson University Project,
   Pre-Refunded 01/01/98 at 102
   8.000%, 01/01/18                  85            88
Pennsylvania State Industrial
   Development Authority Revenue
   Bond AMBAC
   5.000%, 07/01/04                 100           101
Pennsylvania State Infrastructure
   Authority Revenue Bond for
   Pennvest Loan Pool Project MBIA
   6.000%, 09/01/03                  65            70
Pennsylvania State Turnpike
   Commission Revenue Bond,
   Series 1, Pre-Refunded 12/01/01
   at 102 FGIC
   7.150%, 12/01/11                  50            56
Pennsylvania State Turnpike
   Commission Revenue Bond,
   Series F, Pre-Refunded 12/01/99
   at 102 AMBAC
   7.250%, 12/01/17                  50            54

--------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
--------------------------------------------------------
Philadelphia, Pennsylvania Airport
   Parking Authority Revenue
   Bond AMBAC
   5.500%, 09/01/05               $  80      $     83
Pittsburgh, Pennsylvania School
   District, Series A, GO FGIC
   4.850%, 09/01/03                 100           101
Reading, Pennsylvania Parking
   Authority Revenue Bond MBIA
   4.950%, 11/15/02                  50            51
Scranton-Lackawana, Pennsylvania
   Health and Welfare Authority
   Revenue Bond for Mercy Health
   Project, Series B MBIA
   5.000%, 01/01/06                  50            50
University of Pittsburgh, Pennsylvania
   Revenue Bond for University
   Capital Projects FGIC
   5.050%, 06/01/10                  90            89
Wallenpaupack, Pennsylvania Area
   School District, Series C, GO,
   Callable 09/01/00 at 100 FGIC
   6.000%, 09/01/03                  50            52
West View, Pennsylvania Municipal
   Water Authority Revenue
   Bond FGIC
   4.800%, 11/15/06                  60            59
                                           ----------
                                                1,199
                                           ----------
TOTAL MUNICIPAL BONDS
(Cost $1,825)                                   1,846
                                           ----------

CASH EQUIVALENT -- 3.4%
SEI Institutional Tax
   Free Portfolio
                                     67            67
                                           ----------
TOTAL CASH EQUIVALENT
(Cost $67)                                         67
                                           ----------
TOTAL INVESTMENTS -- 98.0%
(Cost $1,892)                                   1,913
                                           ----------
OTHER ASSETS AND LIABILITIES,
   NET -- 2.0%                                     39
                                           ----------

NET ASSETS:
Portfolio Shares -- Class Y ($0.001 par value -- 100 million  authorized)  based on 98,840 outstanding shares 1,025
Portfolio Shares -- Class A ($0.001 par value -- 100 million  authorized)  based on 95,399 outstanding shares 989
Accumulated Net Realized Loss
   on Investments                                 (83)
Net Unrealized Appreciation
   on Investments                                  21
                                           ----------
TOTAL NET ASSETS -- 100.0%                     $1,952
                                           ==========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS Y                  $10.05
                                           ==========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A                  $10.05
                                           ==========

(A) VARIABLE RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JUNE 30, 1997.
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
CG -- COUNTY GUARANTY
FGIC -- FINANCIAL GUARANTY INSURANCE COMPANY
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     [SQUARE BULLET] COREFUND FIXED INCOME FUNDS


   PENNSYLVANIA MUNICIPAL BOND FUND

   [PIE CHART]
   REVENUE BONDS              72%
   GENERAL OBLIGATIONS        27%
   PRE-REFUNDED SECURITIES     1%


   % OF TOTAL PORTFOLIO INVESTMENTS

--------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
--------------------------------------------------------
MUNICIPAL BONDS -- 98.5%
PENNSYLVANIA -- 96.1%
Allegheny County, Pennsylvania
   GO, Series C-43, Callable
   09/15/04 at 100 MBIA
   5.875%, 09/15/10               $  60        $   62
Allegheny County, Pennsylvania
   Hospital Development Authority
   Revenue Bond for Mercy Hospital
   of Pittsburgh AMBAC
   6.450%, 04/01/01                 200           213
Allegheny County, Pennsylvania
   Hospital Development Authority
   Revenue Bond for Montefiore
   Hospital Association
   5.800%, 10/01/03                 125           129
Allegheny County, Pennsylvania
   Hospital Development Authority
   Revenue Bond for Presbyterian
   Health Center, Series B, Callable
   11/01/02 at 102 MBIA
   6.000%, 11/01/12                  25            26
Allegheny County, Pennsylvania
   Redevelopment Authority
   Revenue Bond for Home
   Improvement Loan Project,
   Series A, Callable 02/01/04
   at 102 FHA
   5.700%, 02/01/07                  10            10
Allegheny County, Pennsylvania
   Sanitation Authority Sewer
   Revenue Bond, Series B,
   Pre-Refunded 06/01/99
   at 100 FGIC
   7.450%, 06/01/99                 130           138
Allegheny County, Pennsylvania
   GO, Series C-43, Callable
   09/15/04 at 100 MBIA
   5.875%, 09/15/13                 100           103

-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
Berks County, Pennsylvania
   Revenue Bond for Reading
   Hospital & Medical Center,
   Series B, Callable 10/01/04
   at 102 MBIA
   5.600%, 10/01/06               $  65       $    68
Bucks County, Pennsylvania Bucks
   County Community College
   5.500%, 06/15/14                 300           301
Center City District, Pennsylvania
   Business Improvement
   Assessment Bond, Callable
   12/01/07 at 100 AMBAC
   5.600%, 12/01/08                  60            63
Central Bucks, Pennsylvania
   School District GO, Callable
   02/01/01 at 100
   6.600%, 02/01/03                 175           187
Crawford, Pennsylvania Central
   School District GO FGIC
   7.000%, 02/15/05                 100           114
Delaware County, Pennsylvania
   Revenue Bond for Villanova
   University AMBAC
   5.400%, 08/01/08                 200           206
Delaware County, Pennsylvania GO
   7.100%, 12/01/98                 170           172
   5.500%, 10/01/15                  75            75
Dover Township, Pennsylvania
   Sewer Authority Revenue Bond
   6.250%, 05/01/12                  20            22
Hampden Township, Pennsylvania
   Sewer Authority Special
   Obligation Bond, Callable
   10/01/96 at 100
   5.350%, 04/01/03                 110           112
Lower Burrell, Pennsylvania City
   Municipal Sewer Authority
   Revenue Bond AMBAC
   5.125%, 02/01/16                 250           238
Lower Merion Township,
   Pennsylvania GO, Callable
   08/01/02 at 100
   5.625%, 08/01/05                 100           104
Manheim, Pennsylvania Central
   School District GO, Callable
   05/15/04 at 100 FGIC
   6.100%, 05/15/14                 100           104
Millcreek Township, Pennsylvania
   Sewer Authority Revenue Bond,
   Callable 11/01/99 at 100 MBIA
   6.000%, 11/01/06                 150           156
Montgomery County, Pennsylvania
   Higher Education and Health
   Authority Revenue Bond for
   Abington Memorial Hospital,
   Series A AMBAC
   5.125%, 06/01/14                 250           237
Montgomery County, Pennsylvania
   GO, Callable 10/15/03 at 100
   5.750%, 10/15/11                 175           181

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   STATEMENT
   OF
   NET ASSETS
   AS OF
   JUNE 30, 1997

   PENNSYLVANIA MUNICIPAL BOND FUND (CONCLUDED)

-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
North Wales, Pennsylvania Water
   Authority Revenue Bond
   Pre-Refunded 11/01/04 at 100
   6.750%, 11/01/04                $  100     $   112
Northampton County, Pennsylvania
   Higher Education Authority
   Revenue Bond for Lehigh
   University, Series A MBIA
   5.750%, 11/15/18                   150         152
Pennsylvania Housing Finance
   Agency Single Family
   Mortgage- 55 Revenue Bond
   4.700%, 10/01/01                   100         100
Pennsylvania State Convention
   Center Authority Revenue Bond,
   Series A FGIC
   6.700%, 09/01/16                    75          87
Pennsylvania State General
   Obligation Bond
   5.125%, 09/15/04                   450         460
   5.000%, 11/15/12                   500         487
Pennsylvania State GO, Series 2
   6.000%, 07/01/05                    25          27
   6.250%, 07/01/11                    60          66
Pennsylvania State Higher
   Education Facilities Authority
   Revenue Bond for University of
   Pennsylvania, Series B
   5.700%, 01/01/11                   150         154
Pennsylvania State Higher
   Education Facilities Authority
   Health Services Revenue Bond
   for Allegheny/Delaware Valley,
   Series A MBIA
   5.500%, 11/15/08                   400         413
Pennsylvania State Higher Education
   Facilities Authority Revenue Bond
   for Allegheny General Hospital,
   Series A
   6.300%, 09/01/97                   200         201
Pennsylvania State Higher Education
   Facilities Authority Revenue Bond
   for Health Services, Series A,
   Callable 01/01/04 at 102
   6.000%, 01/01/10                   100         106
Pennsylvania State Higher Education
   Facilities Authority Revenue Bond
   for Thomas Jefferson University,
   Series A, Callable 07/01/99 at 102
   6.000%, 07/01/19                   150         152
Pennsylvania State Higher Education
   Facilities Authority Revenue Bond
   for University of Pennsylvania,
   Series B
   5.850%, 09/01/13                   100         102
Pennsylvania State Higher
   Educational Facilities
   Authority, University of
   Pennsylvania Project, Series B, RB
   5.250%, 01/01/07                   500         508

--------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
--------------------------------------------------------
Pennsylvania State Housing
   Finance Agency Revenue
   Bond, Series C
   6.400%, 07/01/12              $  300       $   310
Pennsylvania State Industrial
   Development Authority
   Revenue Bond, State
   Infrastructure Investment
   Authority Revenue Bond for
   Pennvest Loan Pool MBIA
   6.000%, 09/01/04                 400           431
Pennsylvania State Industrial
   Development Authority
   Revenue Bond AMBAC
   5.800%, 07/01/09                 250           266
   6.000%, 07/01/09                 305           329
6.000%, 01/01/12                    100           105
Pennsylvania State Industrial
   Development Authority Revenue
   Bond Economic Development
   AMBAC
   6.000%, 07/01/08                 600           649
Pennsylvania State Turnpike
   Commission Revenue Bond,
   Series O, Callable 12/01/02
   at 102 FGIC
   5.900%, 12/01/08                 125           132
Pennsylvania State Turnpike
   Commission Revenue Bond,
   Series P
   5.100%, 12/01/99                 150           153
   5.800%, 12/01/06                  75            79
Pennsylvania State University
   Revenue Bond
   5.200%, 03/01/98                 250           252
Pennsylvania State University
   Revenue Bond, Callable
   03/01/04 at 100
   6.150%, 03/01/05                 185           198
Pennsylvania State, Third Series,
   Callable 09/01/03 at 101 GO
   5.000%, 09/01/12                 350           337
Philadelphia Pennsylvania Parking
   Authority Revenue Bond
   5.750%, 09/01/07                 400           426
Philadelphia Pennsylvania, Industrial
   Authority, Revenue Bond
   5.250%, 11/15/09                 500           502
Philadelphia, Pennsylvania Hospitals
   and Higher Education Facilities
   Authority Revenue Bond for
   Pennsylvania Hospital,
   Series A FGIC
   5.250%, 02/15/14                 100            96
Pittsburg Pennsylvania General
   Obligation Bond Callable
   09/01/05 at 100, FGIC
   4.900%, 03/01/07                 350           350
Pittsburgh, Pennsylvania GO,
   Series D, Callable 09/01/02
   at 102 AMBAC
   6.125%, 09/01/17                  25            26

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     [SQUARE BULLET] COREFUND FIXED INCOME FUNDS

-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
Pittsburgh, Pennsylvania Higher
   Education Authority Revenue
   Bond for University Capital
   Project, Series A, Callable
   06/01/02 at 102 MBIA
   6.125%, 06/01/21                $115      $    119
Radnor Township, Pennsylvania
   GO, Callable 05/01/06 at 100
   5.250%, 11/01/16                 200           196
Scranton-Lackawana, Pennsylvania
   Health and Welfare Authority
   Revenue Bond Mercy Health
   Project, Series B MBIA
   5.000%, 01/01/06                 250           251
Scranton-Lackawanna, Pennsylvania
   Health and Welfare Authority
   Revenue Bond for University of
   Scranton, Series A
   6.150%, 03/01/03                 150           159
Seneca Valley, Pennsylvania GO
   5.850%, 02/15/15                 105           107
York, Pennsylvania City School
   District GO, Callable 03/01/03
   at 100 FGIC
   5.600%, 03/01/07                  75            77
                                           ----------
                                               11,698
                                           ----------
PUERTO RICO -- 2.4%
University of Puerto Rico, Series M,
   Revenue Bond, MBIA
   5.250%, 06/01/25                 300           291
                                           ----------
TOTAL MUNICIPAL BONDS
(Cost $11,731)                                 11,989
                                           ----------
TOTAL INVESTMENTS -- 98.5%
(Cost $11,731)                                 11,989
                                           ----------
OTHER ASSETS AND LIABILITIES,
   NET -- 1.5%                                    186
                                           ----------
NET ASSETS:
Portfolio Shares -- Class Y ($0.001 par value -- 100 million  authorized shares)
   based on 971,402 outstanding shares 10,037
Portfolio Shares -- Class A ($0.001 par value -- 100 million  authorized shares)
   based on 191,350 outstanding shares 1,977
Accumulated Net Realized Loss
   on Investments                                 (97)
Net Unrealized Appreciation
   on Investments                                 258
                                           ----------
TOTAL NET ASSETS -- 100.0%                    $12,175
                                           ==========
NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE -- CLASS Y                        $10.47
                                           ==========
NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE -- CLASS A                        $10.47
                                           ==========
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
FGIC -- FINANCIAL GUARANTY INSURANCE COMPANY
FHA -- FEDERAL HOUSING AGENCY
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   NEW JERSEY MUNICIPAL BOND FUND

   [PIE CHART]
   REVENUE BONDS            40%
   CASH EQUIVALENTS          4%
   GENERAL OBLIGATIONS      56%


   % OF TOTAL PORTFOLIO INVESTMENTS

--------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
--------------------------------------------------------
MUNICIPAL BONDS -- 94.7% NEW JERSEY -- 91.0% Bayonne, New Jersey GO FGIC
   5.900%, 05/01/08               $  150      $   158
Burlington County, New Jersey GO
   5.200%, 10/01/05                   80           82
Cherry Hill Township, New Jersey GO
   5.900%, 06/01/05                   50           53
Evesham Township, New Jersey Board
   of Education GO FSA
   4.900%, 09/01/02                   75           76
Flemington-Raritan, New Jersey
   Regional School District GO
   5.700%, 05/01/06                   50           52
Manalapan Township, New Jersey
   Fire District Number 1
   5.300%, 12/15/99                   80           82
Marlboro Township, New Jersey
   Board of Education GO FGIC
   5.500%, 07/15/09                   40           41
Monmouth County, New Jersey
   Improvement Authority
   Revenue Bond CG
   6.625%, 12/01/05                   40           43
New Jersey Health Care Facilities
   Finance Authority Revenue Bond
   for Bridgeton Hospital Association
   Project, Series B
   6.000%, 07/01/13                   50           52
New Jersey Health Care Facilities
   Finance Authority Revenue Bond
   for Burlington County Memorial
   Hospital Project
   6.000%, 07/01/12                   50           52
New Jersey State Economic
   Development Authority Revenue
   Bond for Peddie School
   Project, Series A
   5.400%, 02/01/06                   50           52

   STATEMENT
   OF
   NET ASSETS
   AS OF
   JUNE 30, 1997

                                     [SQUARE BULLET] COREFUND FIXED INCOME FUNDS



   NEW JERSEY MUNICIPAL BOND FUND (CONCLUDED)

-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
New Jersey State Economic
   Development Authority Revenue
   Bond for Rutgers State
   University-Civic Square AMBAC
   6.125%, 07/01/24              $   55      $     57
New Jersey State Educational
   Facilities Authority Revenue
   Bond for University of Medicine
   and Dentistry, Series B AMBAC
   5.250%, 12/01/13                  60            60
New Jersey State Educational
   Facilities Authority Revenue
   Bond for Princeton University
   Project, Series A
   5.500%, 07/01/04                 100           106
New York & New Jersey States
   Port Authority Revenue Bond,
   Series 81
   5.700%, 08/01/07                  50            52
North Bergen Township,
   New Jersey GO AMBAC
   5.000%, 08/15/09                  75            74
North Brunswick Township,
   New Jersey GO
   6.125%, 05/15/04                  24            26
North Brunswick Township,
   New Jersey Board of
   Education GO
   6.300%, 02/01/12                 150           161
Ocean County, New Jersey GO
   5.650%, 07/01/03                  75            79
Ocean County, New Jersey
   Utilities Authority Wastewater
   Revenue Bond
   5.125%, 01/01/11                  75            74
Secaucus, New Jersey Utilities
   Authority Sewer
   Revenue Bond, Series A
   6.100%, 12/01/10                  60            65
South Brunswick Township,
   New Jersey GO
   5.950%, 08/01/14                 100           104
South Monmouth, New Jersey
   Regional Sewer Authority
   Revenue Bond MBIA
   5.550%, 01/15/06                  50            52

--------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
--------------------------------------------------------
West Windsor Township,
   New Jersey Parking Authority
   Revenue Bond
   6.100%, 12/01/12               $  50     $      53
                                           ----------
                                                1,706
                                           ----------
PENNSYLVANIA -- 3.7%
Allegheny County, Pennsylvania
   Hospital Development Revenue
   Bond for Presbyterian University
   Hospital Project,
   Series B2 (A) (B) (C)
   4.200%, 03/01/18                  70            70
                                           ----------
TOTAL MUNICIPAL BONDS
(Cost $1,729)                                   1,776
                                           ----------

CASH EQUIVALENT -- 4.2%
SEI Institutional Tax
   Free Portfolio                    79            79
                                           ----------
TOTAL CASH EQUIVALENT
(Cost $79)                                         79
                                           ----------
TOTAL INVESTMENTS -- 98.9%
(Cost $1,808)                                   1,855
                                           ----------
OTHER ASSETS AND LIABILITIES,
   NET -- 1.1%                                     20
                                           ----------

NET ASSETS:
Portfolio Shares -- Class Y ($0.001
   par value --100 million authorized)
   based on 145,400 outstanding shares          1,429
Portfolio Shares -- Class A ($0.001
   par value --100 million authorized)
   based on 39,208 outstanding shares             402
Accumulated Net Realized Loss
   on Investments                                  (3)
Net Unrealized Appreciation
   on Investments                                  47
                                           ----------
TOTAL NET ASSETS -- 100.0%                     $1,875
                                           ==========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS Y                  $10.16
                                           ==========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A                  $10.15
                                           ==========
(A) VARIABLE RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JUNE 30, 1997.
(B) PUT OR DEMAND FEATURES EXIST REQUIRING THE ISSUER TO REPURCHASE THE INSTRUMENT PRIOR TO MATURITY. THE MATURITY DATE SHOWN IS THE LESSOR OF THE PUT DEMAND DATE OR MATURITY DATE.
(C) SECURITY IS HELD IN CONNECTION WITH A LETTER OF CREDIT OR STANDBY BOND PURCHASE AGREEMENT ISSUED BY A MAJOR COMMERCIAL BANK OR OTHER INSTITUTION.
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
CG -- COUNTY GUARANTY
FGIC -- FINANCIAL GUARANTY INSURANCE COMPANY
FSA -- FINANCIAL SECURITY ASSURANCE
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     [SQUARE BULLET] COREFUND MONEY MARKET FUNDS


   TREASURY RESERVE

   [PIE CHART]
   U.S. TREASURY SECURITIES         38%
   CASH EQUIVALENTS                 62%

   % OF TOTAL PORTFOLIOS INVESTMENTS
-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 38.3%
U.S. Treasury Bills+
   5.356%, 08/14/97             $15,000    $   14,905
   5.662%, 08/21/97              10,000         9,924
   5.901%, 08/21/97              10,000         9,921
   5.328%, 08/28/97               9,000         8,926
   5.404%, 09/04/97              15,000        14,859
   5.581%, 09/11/97              15,000        14,839
   5.539%, 09/18/97              10,000         9,883
   5.643%, 10/02/97              10,000         9,860
   5.597%, 10/09/97              15,000        14,776
5.589%, 10/16/97                 15,000        14,760
   5.508%, 11/13/97              10,000         9,804
   5.564%, 11/13/97              10,000         9,800
   5.361%, 12/11/97              10,000         9,768
   5.624%, 01/08/98               8,500         8,260
   5.592%, 02/05/98               7,000         6,774
   5.648%, 03/05/98              10,000         9,630
   5.806%, 04/02/98              10,000         9,579
   5.796%, 04/30/98              10,000         9,538
   5.587%, 05/28/98              10,000         9,512
U.S. Treasury Notes
   5.550%, 07/31/97               8,500         8,499
   5.750%, 10/31/97              12,000        12,000
   5.375%, 11/30/97              13,000        12,993
   5.250%, 12/31/97              12,000        11,985
   5.625%, 01/31/98              15,000        15,001
U.S. Treasury STRIPS+
   5.400%, 08/15/97              20,000        19,871
   5.684%, 11/15/97              15,300        14,985
   5.710%, 02/15/98              10,000         9,658
   5.725%, 05/15/98              14,600        13,899
                                           ----------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $324,209)                               324,209
                                           ----------

-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
REPURCHASE AGREEMENTS -- 62.1%
Aubrey  Lanston  5.90%,  dated  06/30/97,  matures  07/01/97,  repurchase  price
   $198,032,450 (collateralized by various U.S. Treasury Notes, ranging in par value $25,089,000- $49,877,000, 5.125%-8.25%, 04/30/98-06/30/02; total
   market value $202,064,598)  $198,000      $198,000
First  National  Bank  of  Chicago  5.95%,  dated  06/30/97,  matures  07/01/97, repurchase price $38,350,337 (collateralized by various U.S. Treasury Notes, ranging in par value $4,438,000- $26,115,000, 5.75%-8.00%, 10/31/00-05/15/01;
   total market
   value $39,237,251)            38,344        38,344
Goldman Sachs
   5.80%, dated 06/30/97, matures
   07/01/97, repurchase price $23,003,706
   (collateralized by various U.S. Treasury
   Notes, ranging in par value
   $2,393,000- $20,607,000, 9.125%,
   05/15/99; total market value
   $23,548,457)                  23,000        23,000
Hong Kong Shanghai Bank 5.80%,  06/30/97,  matures  07/01/97,  repurchase  price
   $20,003,222 (collateralized by various U.S. Treasury Notes, ranging in par value $8,035,000-$11,965,000, 5.75%-7.25%, 08/15/03-05/15/04; total market value
   $20,540,214)                  20,000        20,000
Merrill  Lynch  5.60%,  dated  06/30/97,  matures  07/01/97,   repurchase  price
   $30,004,667 (collateralized by U.S. Treasury Note, par value $30,260,000, 6.125%, 05/15/98;
   market value $30,580,756)     30,000        30,000
Sanwa Bank
   5.85%,  dated  06/30/97,  matures  07/01/97,  repurchase  price  $197,032,013
   (collateralized by various U.S. Treasury Notes, ranging in par value $19,628,000- $52,052,000, 6.00%-8.875%, 07/15/98-02/15/99; total market
   value $200,973,619)          197,000       197,000
Swiss Bank
   5.875%,  dated  06/30/97,  matures  07/01/97,  repurchase  price  $20,003,264
   (collateralized  by  U.S.  Treasury  Note,  par  value  $20,765,000,  5.625%,
   11/30/00;
   market value $20,480,520)     20,000        20,000
                                           ----------
TOTAL REPURCHASE AGREEMENTS
(Cost $526,344)                               526,344
                                           ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   STATEMENT
   OF
   NET ASSETS
   AS OF
   JUNE 30, 1997

   TREASURY RESERVE (CONCLUDED)

--------------------------------------------------------
DESCRIPTION                                 VALUE (000)
--------------------------------------------------------
TOTAL INVESTMENTS -- 100.4%
(Cost $850,553)                              $850,553
                                           ----------
OTHER ASSETS AND LIABILITIES,
   NET -- (0.4%)                               (3,023)
                                           ----------

NET ASSETS:
Portfolio Shares -- Class Y ($0.001 par value -- 1,250 million authorized) based on 835,378,664 outstanding shares 835,379
Portfolio Shares -- Class C ($0.001 par value -- 1,250 million authorized) based on 12,144,618 outstanding shares 12,145
Accumulated Net Realized Gain
   on Investments                                   6
                                           ----------
TOTAL NET ASSETS -- 100.0%                   $847,530
                                           ==========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS Y                   $1.00
                                           ==========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS C                   $1.00
                                           ==========
+ YIELD TO MATURITY
STRIPS -- SEPARATELY TRADED REGISTERED INTEREST AND PRINCIPAL SECURITIES

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   CASH RESERVE

   [PIE CHART]
   U.S. GOVERNMENT SECURITIES        6%
   CASH EQUIVALENTS                 15%
   CORPORATE SECURITIES             79%


   % OF TOTAL INVESTMENTS

--------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
--------------------------------------------------------
COMMERCIAL PAPER -- 48.8%
BANKING -- 9.7%
Abbey National Bank
   5.725%, 08/11/97             $10,000   $     9,936
Abn Amro North
   American Finance
   5.479%, 07/09/97              15,000        14,982
   5.392%, 07/28/97               2,000         1,992
Banc One Funding
   5.630%, 07/29/97              10,000         9,957
Banc One Guaranteed Funding
   5.688%, 07/30/97              13,000        12,941
Bank of America
   5.690%, 08/04/97              15,000        14,921
Deutsche Bank
   5.680%, 07/07/97              15,000        14,986
Society Generale
   5.900%, 06/16/98               9,000         8,991
                                           ----------
                                               88,706
                                           ----------
FINANCIAL SERVICES -- 19.1%
Asset Securitization
   5.713%, 07/15/97              15,000        14,967
   5.722%, 07/21/97              10,000         9,969
   5.689%, 08/11/97               7,500         7,452
   5.680%, 09/03/97               6,050         5,990
Eureka Securitization
   5.711%, 07/31/97              15,000        14,930
   5.647%, 09/15/97              11,500        11,365
Goldman Sachs
   5.576%, 07/02/97               3,000         3,000
   5.533%, 07/22/97               5,000         4,984
   5.676%, 08/20/97              10,000         9,922
Merrill Lynch
   5.494%, 07/01/97               5,000         5,000
   5.726%, 07/22/97               7,000         6,977
   5.808%, 10/31/97              10,000         9,808
   5.835%, 12/02/97               7,500         7,318

                                     [SQUARE BULLET] COREFUND MONEY MARKET FUNDS


-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
Morgan Stanley
   5.518%, 07/15/97            $  5,000   $     4,990
   5.689%, 07/16/97              10,000         9,977
   5.650%, 09/16/97              10,000         9,881
New Center Asset Trust
   5.464%, 07/28/97               3,000         2,988
   5.707%, 11/25/97              10,000         9,773
Paccar Financial
   5.566%, 07/02/97              20,000        19,997
   5.563%, 09/23/97               5,000         4,937
                                           ----------
                                              174,225
                                           ----------
INDUSTRIAL -- 19.2%
Cafco
   5.591%, 07/15/97              12,800        12,772
Caisse de Depots En
   Consignations
   5.600%, 07/08/97               8,000         7,991
   5.730%, 08/06/97              18,880        18,773
Campbell Soup
   5.617%, 07/15/97              11,900        11,875
Ford Motor
   5.689%, 08/05/97              10,000         9,946
Ford Motor Credit
   5.560%, 07/08/97               7,000         6,992
   5.693%, 07/21/97              17,000        16,947
General Electric Credit
   5.707%, 08/12/97              10,000         9,934
General Electric Capital
   5.546%, 08/26/97              10,000         9,917
   5.665%, 10/21/97              10,000         9,827
Mitsubishi International
   5.580%, 07/07/97              15,000        14,986
Mobil Australia
   6.201%, 07/01/97               8,097         8,097
Norwest Financial
   5.628%, 09/22/97              15,000        14,808
Pitney Bowes Credit
   5.643%, 09/26/97               3,600         3,552
   5.851%, 10/02/97               4,000         3,941
Southwestern Bell Capital
   Communications
   5.607%, 07/22/97               5,250         5,233
Swedish Export Credit
   5.497%, 07/16/97              10,000         9,978
                                           ----------
                                              175,569
                                           ----------
UTILITIES -- 0.8%
National Rural Utilities
   5.614%, 09/19/97               7,200         7,111
                                           ----------
TOTAL COMMERCIAL PAPER
(Cost $445,611)                               445,611
                                           ----------

-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.0%
FHLB
   6.000%, 09/24/97            $  6,500    $    6,508
   5.350%, 12/10/97              18,350        18,347
5.810%, 01/23/98                 11,000        11,000
   5.805%, 02/13/98              13,400        13,400
   5.850%, 03/17/98               5,000         5,000
                                           ----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $54,255)                                 54,255
                                           ----------

CORPORATE OBLIGATIONS -- 18.0%
BANKING -- 2.2%
Abbey National Bank  (A)
   5.575%, 02/25/98              20,000        19,983
                                           ----------
FINANCIAL SERVICES -- 9.1%
Abbey National Treasury
   Services (A)
   5.650%, 04/15/98              10,000         9,996
American Express (A)
   5.658%, 09/11/97              10,000        10,000
Associates of North America (A)
   5.570%, 03/02/98              15,000        14,993
Associates of North America
   6.625%, 11/15/97              10,000        10,028
Credit Suisse (A)
   5.628%, 03/13/98              10,000        10,000
Goldman Sachs
   6.100%, 04/15/98               6,825         6,827
Morgan Stanley (A)
   5.638%, 11/07/97               9,375         9,375
Paccar Financial (A)
   5.568%, 06/18/98              12,000        11,993
                                           ----------
                                               83,212
                                           ----------
INDUSTRIAL -- 6.7%
Amex Centurian (A)
   5.658%, 09/12/97               6,000         6,000
E.I. DuPont de Nemours
   5.590%, 10/08/97               5,000         5,000
   8.650%, 12/01/97               5,000         5,061
Ford Motor Credit
   8.000%, 12/01/97               3,460         3,486
   6.350%, 02/12/98               1,800         1,806
Gannett
   5.250%, 03/01/98              10,000         9,959
General Electric Capital
   7.620%, 11/18/97               4,500         4,527
Province of Ontario
   5.700%, 10/01/97              10,000        10,004
Rabobank Nederland
   6.500%, 08/05/97               1,160         1,160
Toyota Motor Credit (A)
   5.680%, 09/26/97              10,000        10,000
Wal-Mart Stores
   5.500%, 03/01/98               4,000         3,997
                                           ----------
                                               61,000
                                           ----------
TOTAL CORPORATE OBLIGATIONS
(Cost $164,195)                               164,195
                                           ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   STATEMENT
   OF
   NET ASSETS
   AS OF
   JUNE 30, 1997

   CASH RESERVE (CONCLUDED)

--------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
--------------------------------------------------------
TIME DEPOSITS -- 5.5%
First Union Bank
   6.000%, 07/01/97             $10,000        10,000
Sumitomo Bank
   6.125%, 07/01/97              40,000        40,000
                                           ----------
                                               50,000
                                           ----------
TOTAL TIME DEPOSITS
(Cost $50,000)                                 50,000
                                           ----------

INSURANCE FUNDING AGREEMENTS -- 4.7%
Allstate (A)
   5.745%, 07/01/97              18,000        18,000
Pacific Mutual Insurance (A)
   5.721%, 07/01/97              25,000        25,000
                                           ----------
INSURANCE FUNDING AGREEMENTS
(Cost $43,000)                                 43,000
                                           ----------

MASTER NOTES -- 1.5%
Associates Corporation of
   North America (A)
   5.497%, 07/01/97              13,991        13,991
SLMA (A)
   5.220%, 07/01/97                   3             3
                                           ----------
                                               13,994
                                           ----------
TOTAL MASTER NOTES
(Cost $13,994)                                 13,994
                                           ----------

CERTIFICATES OF DEPOSIT -- 10.0%
BANKING -- 8.9%
Barclays Bank PLC
   5.910%, 03/09/98              14,750        14,747
   5.940%, 06/19/98               5,000         4,997
Nat West Bank
   5.860%, 03/10/98              10,000         9,995
National Westminster Bank PLC
   5.940%, 06/26/98              15,000        14,992
Societe Generale
   6.350%, 04/15/98              10,000        10,003
   6.080%, 06/09/98              10,000         9,996
Swiss Bank
   5.976%, 03/19/98               7,000         6,999
   6.020%, 06/12/98              10,000        10,003
                                           ----------
                                               81,732
                                           ----------
FINANCIAL SERVICES -- 1.1%
Credit Suisse
   6.310%, 04/16/98              10,000        10,000
                                           ----------

--------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
--------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
(Cost $91,732)                              $  91,732
                                           ----------

ASSET-BACKED SECURITIES -- 1.8%
Capita Equipment Receivables
   Trust, Series 1996-1, Class A1
   5.600%, 10/15/97            $  2,077   $     2,078
Goldman Sachs, Investment
   Trust Series 1997-C, Class N (A)
   5.688%, 02/17/10              15,000        15,000
                                           ----------
TOTAL ASSET-BACKED SECURITIES
(Cost $17,078)                                 17,078
                                           ----------

REPURCHASE AGREEMENTS -- 3.8%
First National Bank of Chicago
   5.95%, dated 06/30/97, matures 07/01/97,
   repurchase price $1,549,256 (collateralized
   by U.S. Treasury Note, par value
   $1,555,000, 6.25%, 02/28/02; market value
   $1,582,990)                    1,549         1,549
Swiss Bank
   5.95%,  dated  06/30/97,  matures  07/01/97,   repurchase  price  $33,246,494
   (collateralized  by  U.S.  Treasury  Note,  par  value  $33,405,000,   6.50%,
   04/30/99;
   market value $34,039,695)     33,241        33,241
                                           ----------
TOTAL REPURCHASE AGREEMENTS
(Cost $34,790)                                 34,790
                                           ----------
TOTAL INVESTMENTS -- 100.1%
(Cost $914,655)                               914,655
                                           ----------
OTHER ASSETS AND LIABILITIES,
   NET -- (0.1%)                                 (711)
                                           ----------

NET ASSETS:
Portfolio Shares -- Class Y ($0.001
   par value -- 1 billion authorized)
   based on 886,387,843 outstanding shares    886,388
Portfolio Shares -- Class C ($0.001
   par value -- 1 billion authorized)
   based on 27,696,662 outstanding shares      27,697
Accumulated Net Realized Loss
   on Investments                                (141)
                                           ----------
TOTAL NET ASSETS -- 100.0%                   $913,944
                                           ==========
NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE -- CLASS Y                         $1.00
                                           ==========
NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE -- CLASS C                         $1.00
                                           ==========

(A) VARIABLE RATE SECURITIES -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JUNE 30, 1997.
FHLB -- FEDERAL HOME LOAN BANK
PLC -- PUBLIC LIMITED COMPANY
STRIPS -- SEPARATELY TRADED REGISTERED INTEREST AND PRINCIPAL SECURITIES

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     [SQUARE BULLET] COREFUND MONEY MARKET FUNDS


TAX-FREE RESERVE

[PIE CHART]
TAX-EXEMPT COMMERCIAL PAPER         38%
ANTICIPATION NOTES                   8%
GENERAL OBLIGATIONS                  2%
REVENUE BONDS                       42%

% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
--------------------------------------------------------
MUNICIPAL BONDS -- 102.8%
ALASKA -- 1.6%
City of Valdez Alaska TECP
   3.650%, 08/08/97              $1,500    $    1,500
Valdez, Alaska Exxon Pipeline
   Company Project (A) (B)
   4.000%, 07/01/97                 500           500
                                           ----------
                                                2,000
                                           ----------
ARIZONA -- 0.6%
Flagstaff Arizona TECP
   3.800%, 09/08/97                 750           750
                                           ----------
CALIFORNIA -- 0.3%
Santa Clara, California Electric
   Revenue Bond, Series A (A) (B)
   4.000%, 07/01/97                 340           340
                                           ----------
DELAWARE -- 1.8%
Delaware State Econ TECP
   3.800%, 09/08/97                 750           750
Wilmington, Delaware Franciscan
   Health System (A) (B)
   4.100%, 07/01/97                 800           800
Wilmington, Delaware Hospital
   Revenue Bond for Franciscan
   Health Systems Project,
   Series A (A) (B) (C)
   4.100%, 07/01/97                 700           700
                                           ----------
                                                2,250
                                           ----------
FLORIDA -- 3.1%
Dade County, Florida Capital
   Asset Series 1990 (A) (B) (C)
   4.450%, 07/01/97               1,000         1,000
Sunshine State Florida TECP
   3.600%, 08/14/97               2,800         2,800
                                           ----------
                                                3,800
                                           ----------

-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
ILLINOIS -- 8.6%
Chicago, Illinois Equipment Notes
   3.600%, 12/04/97              $2,000    $    2,000
Chicago, Illinois O'Hare
   International Airport Revenue
   Industrial Lien, Series C (A) (B)
   4.100%, 07/01/97               1,500         1,500
Illinois Development Finance
   Authority Revenue Bond
   (A) (B) (C)
   4.150%, 07/02/97               1,800         1,800
Illinois Development Finance
   Authority Illinois Power
   Company Project, Series B (A)
   4.150%, 07/02/97               1,400         1,400
Illinois State Pollution Control
   Authority Amoco Oil Company
   Project (A) (B)
   4.000%, 07/01/97                 100           100
Illinois State Toll Highway
   Authority, Series B
   MBIA (A) (B)
   4.150%, 07/01/97               2,400         2,400
St Charles, Illinois Revenue
   Bond (A) (B) (C)
   4.200%, 07/01/97               1,300         1,300
                                           ----------
                                               10,500
                                           ----------
INDIANA -- 5.0%
City of Mount Vernon
   Indiana TECP
   3.750%, 08/13/97               2,000         2,000
Gary, Indiana Industrial
   Environmental Improvement
   Authority U.S. Steel
   Corporation Project (A) (B)
   4.100%, 07/15/97               1,600         1,600
Sullivan, Indiana TECP
   3.650%, 08/12/97               2,535         2,535
                                           ----------
                                                6,135
                                           ----------
IOWA -- 0.3%
Des Moines, Iowa Commercial
   Development Revenue Bond
   Capitol Center III Project (A) (B)
   4.150%, 07/01/97                 400           400
                                           ----------
KANSAS -- 4.6%
Burlington Kansas Power and
   Light TECP
   3.750%, 09/12/97               2,000         2,000
Burlington, Kansas TECP
   3.900%, 09/05/97               1,500         1,500
   3.750%, 09/08/97                 600           600
   3.750%, 09/10/97               1,450         1,450
Wichita, Kansas Revenue Bond
   Wichita Health Systems Project,
   Series XXV (A) (B)
   4.350%, 07/02/97                 100           100
                                           ----------
                                                5,650
                                           ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   STATEMENT
   OF
   NET ASSETS
   AS OF
   JUNE 30, 1997

   TAX-FREE RESERVE (CONTINUED)

--------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
--------------------------------------------------------
KENTUCKY -- 1.6%
Mayfield, Kentucky Multi-City
   Lease Revenue Bond Kentucky
   League of Cities Funding
   Project (A)
   4.300%, 07/01/97              $2,000   $     2,000
                                           ----------
LOUISIANA -- 5.9%
De Soto Parish, Louisiana Central
   Louisiana Electric Company
   Pollution Control Revenue
   Bond (A) (B)
   4.150%, 07/02/97                 700           700
Jefferson Parish, Louisiana
   Industrial Development Board
   George J. Ackel, Sr.
   Project (A) (B)
   4.200%, 07/01/97               3,750         3,750
Saint Charles Parish, Louisiana
   Pollution Control Shell Oil
   Company Project,
   Series B (A) (B)
   4.000%, 07/01/97                 750           750
South Louisiana Port Common
   Marine Term Revenue Refunding-
   Occidental Petroleum (A) (B) (C)
   4.150%, 07/01/97               2,000         2,000
                                           ----------
                                                7,200
                                           ----------
MASSACHUSETTS -- 1.6%
Massachusetts State GO,
   Series B (A) (B)
   4.000%, 12/01/97               2,000         2,000
                                           ----------
MICHIGAN -- 1.2%
Cornell Township, Michigan
   Environment Improvement
   Authority Escanaba Paper
   Company Project (A) (B)
   4.000%, 07/01/97                 450           450
Delta County, Michigan
   Environmental Improvement
   Authority Mead Escambia
   Paper, Series C (A) (B)
   4.100%, 07/01/97                 700           700
Michigan State Consumers
   Power Project (A) (B)
   4.050%, 07/01/97                 300           300
                                           ----------
                                                1,450
                                           ----------
MINNESOTA -- 1.2%
Rochester, Minnesota TECP
   3.700%, 08/20/97               1,500         1,500
                                           ----------
MISSISSIPPI -- 1.4%
Clairborne County, Mississippi
   TECP
   3.700%, 07/25/97               1,000         1,000
Jackson County, Mississippi
   Chevron USA Incorporated
   Project (A) (B)
   4.000%, 07/01/97                 700           700
                                           ----------
                                                1,700
                                           ----------

--------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
--------------------------------------------------------
MISSOURI -- 1.8%
Missouri State Environmental
   Improvement & Energy
   Pollution Control Revenue
   Bond (A) (B)
   3.950%, 12/01/97              $1,800    $    1,800
Missouri State Health and
   Educational Facilities Authority
   Washington University
   Series A (A) (B) (C)
   4.100%, 07/01/97                 400           400
                                           ----------
                                                2,200
                                           ----------
MONTANA -- 0.3%
Forsyth, Montana Pollution
   Control Revenue Bond Portland
   General Electric Project (A) (B)
   4.150%, 07/01/97                 200           200
Forsyth, Montana Pollution Control
   Revenue Bond, Series B Portland
   General Electric Project (A) (B)
   4.150%, 07/01/97                 100           100
                                           ----------
                                                  300
                                           ----------
NEVADA -- 2.1%
Clark County, Nevada Industrial
   Development Revenue
   Series C (A) (B)
   4.200%, 07/01/97               1,000         1,000
Nevada State Housing Division
   Multi Unit Park,
   Series A (A) (B)
   4.250%, 07/01/97               1,500         1,500
                                           ----------
                                                2,500
                                           ----------
NEW MEXICO -- 0.8%
Albuquerque, New Mexico Gross
   Receipts Revenue Bond
   (A) (B) (C)
   4.200%, 07/02/97               1,000         1,000
                                           ----------
NEW YORK -- 1.6%
New York City, New York Municipal
   Water Finance Authority Municipal
   Water and Sewer Systems,
   Series C FGIC (A) (B)
   4.150%, 07/15/97               2,000         2,000
                                           ----------
NORTH CAROLINA -- 5.4%
Lexington, North Carolina
   Lexington Memorial Hospital
   Project (A) (B)
   4.200%, 07/01/97               4,500         4,500
North Carolina Eastern
   Municipal Power (A) (B)
   8.000%, 01/01/98               1,305         1,357
Wake County, North Carolina
   Carolina Power & Light
   Company (A) (B)
   4.150%, 07/02/97                 800           800
                                           ----------
                                                6,657
                                           ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     [SQUARE BULLET] COREFUND MONEY MARKET FUNDS

--------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
--------------------------------------------------------
OREGON -- 0.3%
Port of St. Helens Portland,
   Oregon Pollution Control
   Revenue Bond (A) (B)
   4.050%, 07/01/97             $   400   $       400
                                           ----------
PENNSYLVANIA -- 14.7%
Allegheny County, Pennsylvania
   Hospital Development Revenue
   Bond for Presbyterian University
   Hospital Project, Series B1
   (A) (B) (C)
   4.200%, 07/01/97                 290           290
Allegheny County, Pennsylvania
   Hospital Development Revenue
   Bond for Presbyterian University
   Hospital Project, Series B3 (A) (B)
   4.200%, 07/01/97               1,005         1,005
Beaver County, Pennsylvania
   Industrial Development
   Authority Revenue Bond for
   Duquesne Light Company
   Project, Series B (A) (B) (C)
   4.050%, 07/01/97                 100           100
Lehigh County, Pennsylvania
   Industrial Development
   Authority Pollution
   Control (A) (B)
   3.800%, 07/01/97                 200           200
Montgomery County,
   Pennsylvania TECP
   3.850%, 08/21/97               1,200         1,200
   3.600%, 07/10/97               2,300         2,300
   3.650%, 07/28/97               2,000         2,000
Pennsylvania State Higher
   Education Authority Carnegie
   Mellon University,
   Series D (A) (B)
   4.150%, 07/01/97                 700           700
Pennsylvania State Higher
   Educational Facilities Authority
   Hospital Revenue Bond for
   Thomas Jefferson University
   Project Pre-Refunded
   @ 102 (D)
   8.000%, 01/01/98               1,910         1,988
Pittsburgh, Pennsylvania Water
   and Sewer Authority Revenue
   Bond Series A FGIC
   3.750%, 09/01/97               1,500         1,499
Temple University Pennsylvania GO
   4.750%, 05/18/98               1,000         1,007
Washington County, Pennsylvania
   Lease Revenue Bond
    (A) (B) (C)
   4.200%, 07/01/97               2,440         2,440
West Whiteland Township,
   Pennsylvania GO
   3.400%, 12/01/97                 245           245
Wissahickon, Pennsylvania
   School District GO
   4.500%, 11/15/97               1,125         1,128

--------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
--------------------------------------------------------
York, Pennsylvania General
   Authority Revenue Bond (A) (B)
   4.150%, 07/01/97              $2,000    $    2,000
                                           ----------
                                               18,102
                                           ----------
PUERTO RICO -- 1.6%
Puerto Rico Commonwealth
   TRAN Series A
   4.000%, 07/30/97               2,000         2,001
                                           ----------
SOUTH CAROLINA -- 2.5%
Berkley County, South Carolina
   Pollution Control Revenue
   Bond for Amoco Chemical
   Project (A) (B) (C)
   4.000%, 07/01/97                 200           200
Richland County, South Carolina
   Hospital Facilities Revenue
   Bond Sunhealth-Orangeburg
   Project, Series C-2 (A) (B)
   4.450%, 07/02/97                 450           450
York County, South Carolina
   Pollution Control Revenue Bond
   Electric Project, Series
   NRU-84N-2 (A) (B)
   4.200%, 07/02/97                 400           400
York County, South Carolina
   Pollution Control Revenue
   for Saluda River Project
   National Rural
   3.500%, 08/15/97               2,000         2,000
                                           ----------
                                                3,050
                                           ----------
TEXAS -- 17.4%
Camp County, Texas Industrial
   Development Corporation
   Pollution Control Revenue
   Bond Texas Oil and Gas
   Project (A) (B)
   4.300%, 07/02/97                 500           500
Grapevine, Texas Industrial
   Development Authority
   Revenue Bond for American
   Airlines Project, Series B3
   (A) (B) (C)
   4.100%, 07/01/97                 500           500
Grapevine, Texas Industrial
   Development Authority
   Revenue Bond American
   Airlines Project, Series A2 (A) (B)
   4.100%, 07/01/97                 700           700
Grapevine, Texas Industrial
   Development Corporation
   American Airlines,
   Series A1 (A) (B)
   4.100%, 07/01/97                 200           200
Grapevine, Texas Industrial
   Development Corporation
   Revenue Bond American
   Airlines Project,
   Series B2 (A) (B)
   4.100%, 07/01/97                 200           200

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   STATEMENT
   OF
   NET ASSETS
   AS OF
   JUNE 30, 1997

   TAX-FREE RESERVE (CONCLUDED)

--------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
--------------------------------------------------------
Hunt County, Texas Industrial
   Development Authority Trico
   Industries Incorporated
   Project (A) (B)
   4.100%, 07/01/97              $1,600   $     1,600
North Central Texas Health
   Facilities Development Revenue
   Bond Baylor Medical Center
   Project, Series A, Pre-Refunded
   @ 102 (D)
   7.900%, 05/15/98                 500           526
Nueces County, Texas Health
   Facilities Authority Driscoll
   Childrens Foundation (A) (B)
   4.200%, 07/01/97               1,675         1,675
Port Corpus Christi Texas
   Industrial Development
   Corporation Refunding Revenue
   Bonds Series A (A) (B)
   4.200%, 07/01/97               2,000         2,000
Richardson Texas Independent
   School District (A) (B)
   3.620%, 09/04/97               3,000         3,000
San Antonio, Texas Electric and
   Gas Revenue Bond
   Pre-Refunded @ 102 (D)
   7.800%, 02/01/98               3,900         4,071
Texas State Higher Education
   Authority University and
   College Improvement,
   Series B FGIC (A) (B)
   4.150%, 07/02/97               1,350         1,350
Texas State TAN
   4.750%, 08/29/97               5,000         5,006
                                           ----------
                                               21,328
                                           ----------
VERMONT -- 1.1%
Vermont State Student Loan
   Assistance Corporation Student
   Loan Revenue Bond (A) (B)
   3.800%, 07/01/97               1,335         1,335
                                           ----------
VIRGINIA -- 7.5%
Chesapeake, Virginia TECP
   3.700%, 07/24/97               1,000         1,000
Penn Ports Virginia TECP
   3.800%, 08/07/97               1,500         1,500
Richmond, VA Housing Authority
   Old Manchester Project
   Series A (A) (B)
   4.300%, 07/01/97               3,250         3,250
Virginia State Housing
   Revenue Bonds
   3.800%, 06/10/98               3,500         3,500
                                           ----------
                                                9,250
                                           ----------

--------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
--------------------------------------------------------
WEST VIRGINIA -- 0.5%
Putnam County, West Virginiarity
   Industrial Development Authority
   FMC Corporation Project (A) (B)
   3.800%, 07/01/97             $   200    $      200
West Virginia State Hospital
   Finance Authority Revenue
   Bond Saint Mary's Hospital
   Project (A) (B)
   4.200%, 07/01/97                 400           400
                                           ----------
                                                  600
                                           ----------
ISCONSIN -- 0.5%
Lac Du Flambeau, Wisconsin Lake
   Superior Chippewa Indians
   Special Obligation Simpson
   Electric Project (A) (B)
   4.150%, 07/01/97                 600           600
                                           ----------
WYOMING -- 5.9%
Converse, Wyoming TECP
   3.650%, 07/07/97               2,600         2,600
Gillette County Wyoming TECP
   3.800%, 09/10/97               1,400         1,400
Lincoln County, Wyoming
   Resource Recovery Revenue
   Bond for Exxon Project,
   Series C (A) (B) (C)
   4.100%, 07/01/97               1,000         1,000
Platte County, Wyoming Pollution
   Control Revenue Bond,
   Series A (A) (B) (C)
   4.200%, 07/01/97               1,400         1,400
Platte County, Wyoming Pollution
   Control (A) (B)
   4.200%, 07/01/97                 500           500
Sublette County, Wyoming Exxon
   Project, Series 84 (A) (B)
   4.000%, 07/01/97                 300           300
                                           ----------
                                                7,200
                                           ----------
TOTAL MUNICIPAL BONDS
(Cost $126,198)                               126,198
                                           ----------
TOTAL INVESTMENTS -- 102.8%
(Cost $126,198)                               126,198
                                           ----------
OTHER ASSETS AND LIABILITIES,
   NET -- (2.8%)                               (3,417)
                                           ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     [SQUARE BULLET] COREFUND MONEY MARKET FUNDS


--------------------------------------------------------
DESCRIPTION                                 VALUE (000)
--------------------------------------------------------
NET ASSETS:
Portfolio Shares -- Class Y ($0.001 par value -- 250 million  authorized)  based on 119,607,821 outstanding shares $119,608
Portfolio Shares -- Class C ($0.001
   par value -- 250 million authorized)
   based on 3,203,258 outstanding shares        3,203
Accumulated Net Realized Loss
   on Investments                                 (54)
Undistributed Net Investment Income                24
                                           ----------
TOTAL NET ASSETS -- 100.0%                   $122,781
                                           ==========
NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE -- CLASS Y                         $1.00
                                           ==========
NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE -- CLASS C                         $1.00
                                           ==========

FGIC -- FINANCIAL GUARANTY INSURANCE COMPANY
GO --GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE
TAN -- TAX ANTICIPATION NOTE
TECP -- TAX EXEMPT COMMERCIAL PAPER
TRAN -- TAX AND REVENUE ANTICIPATION NOTE
(A) VARIABLE RATE SECURITIES--THE RATE REFLECTED ON THE STATEMENT OF THE NET ASSETS IS THE RATE IN EFFECT ON JUNE 30, 1997.
(B) PUT OR DEMAND FEATURES EXIST REQUIRING THE ISSUER TO REPURCHASE THE INSTRUMENT PRIOR TO MATURITY. THE MATURITY DATE SHOWN IS THE LESSOR OF THE PUT DEMAND OR MATURITY DATE.
(C) SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED BY A MAJOR COMMERCIAL BANK OR FINANCIAL INSTITUTION.
(D) PRE-REFUNDED SECURITY -- THE MATURITY DATE SHOWN IS THE PRE-REFUNDED DATE.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   STATEMENT
   OF
   OPERATIONS
   (000)

   FOR THE PERIOD
   ENDED
   JUNE 30, 1997


                                  COREFUND EQUITY FUNDS [SQUARE BULLET] COREFUND

                                                                                        ----------    -----------   -----------
                                                                                          EQUITY      CORE EQUITY      GROWTH
                                                                                        INDEX FUND      FUND(3)     EQUITY FUND
                                                                                        ----------    -----------   -----------
INVESTMENT INCOME
     Dividends                                                                            $ 3,973     $   6,777      $  1,346
     Interest                                                                                  37           763           371
     Less: Foreign taxes withheld                                                              --            --            --
                                                                                          -------     ---------       -------
       Total investment income                                                              4,010         7,540         1,717
                                                                                          -------     ---------       -------
EXPENSES:
     Investment advisory fees                                                                 800         3,459         1,024
     Less: waiver of investment advisory fees                                                (516)           --           (20)
     Administrative fees                                                                      500         1,169           341
     Less: waiver of administrative fees                                                     (167)         (260)         (116)
     Transfer agent fees & expenses                                                            44            80            30
     Custodian fees                                                                            --            --            --
     Professional fees                                                                         14            38            10
     Registration & filing fees                                                                25            17            12
     12b-1 fees-- individual shares                                                            --            32            10
     Taxes--other than income                                                                  10            --             5
     Printing fees                                                                             29            55            18
     Organizational costs                                                                      --            --            --
     Miscellaneous                                                                             15            23             4
                                                                                          -------     ---------       -------
       Total expenses                                                                         754         4,613         1,318
                                                                                          -------     ---------       -------
NET INVESTMENT INCOME                                                                       3,256         2,927           399
                                                                                          -------     ---------       -------
NETREALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,  FORWARD FOREIGN CURRENCY
   CONTRACTS AND FOREIGN CURRENCY:
     Net realized gain from security transactions                                           3,591        66,598        14,635
     Net realized gain on forward foreign currency contracts and
       foreign currency transactions                                                           --            --            --
     Net unrealized depreciation on forward foreign currency contracts and
       translation of assets and liabilities in foreign currencies                             --            --            --
     Net change in unrealized appreciation on investments                                  55,389        67,597        12,411
                                                                                          -------     ---------       -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $62,236      $137,122       $27,445
                                                                                          =======     =========       =======

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE - JUNE 30, 1997:
     CLASS Y
       1Net asset value, offer and redemption price                                       $ 37.39      $  21.11        $15.43
                                                                                          =======     =========       =======
     CLASS A
       1Net asset value, redemption price                                                   37.37         21.13         15.39
        Maximum sales charge of 5.50%                                                        2.17          1.23          0.90
                                                                                          =======     =========       =======
       2Offering price                                                                    $ 39.54      $  22.36        $16.29
                                                                                          =======     =========       =======


                                                                                    -----------    ------------     --------
                                                                                      SPECIAL     INTERNATIONAL     BALANCED
                                                                                    EQUITY FUND    GROWTH FUND        FUND
                                                                                    -----------    ------------     --------
INVESTMENT INCOME
     Dividends                                                                       $    527       $  2,650        $ 1,027
     Interest                                                                             161            225          3,006
     Less: Foreign taxes withheld                                                          --           (196)            --
                                                                                     --------       --------        -------
       Total investment income                                                            688          2,679          4,033
                                                                                     --------       --------        -------
EXPENSES:
     Investment advisory fees                                                           1,006          1,131            789
     Less: waiver of investment advisory fees                                            (609)            --           (147)
     Administrative fees                                                                  168            355            282
     Less: waiver of administrative fees                                                  (49)          (128)           (97)
     Transfer agent fees & expenses                                                        12             28             19
     Custodian fees                                                                         8            216             --
     Professional fees                                                                     11             19              5
     Registration & filing fees                                                             7             13              5
     12b-1 fees-- individual shares                                                         4              5              9
     Taxes--other than income                                                               2              1              6
     Printing fees                                                                          9             37             14
     Organizational costs                                                                   2             --              6
     Miscellaneous                                                                         (4)            33              3
                                                                                     --------       --------        -------
       Total expenses                                                                     567          1,710            894
                                                                                     --------       --------        -------
NET INVESTMENT INCOME                                                                     121            969          3,139
                                                                                     --------       --------        -------
NETREALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,  FORWARD FOREIGN CURRENCY
   CONTRACTS AND FOREIGN CURRENCY:
     Net realized gain from security transactions                                       7,793          3,611          7,717
     Net realized gain on forward foreign currency contracts and
       foreign currency transactions                                                       --          1,679             --
     Net unrealized depreciation on forward foreign currency contracts and
       translation of assets and liabilities in foreign currencies                         --           (892)            --
     Net change in unrealized appreciation on investments                               3,603         16,581          6,601
                                                                                     --------       --------        -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $11,517        $21,948        $17,457
                                                                                     ========       ========        =======

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE - JUNE 30, 1997:
     CLASS Y
       1Net asset value, offer and redemption price                                    $11.27       $  14.72       $  13.52
                                                                                     ========       ========        =======
     CLASS A
       1Net asset value, redemption price                                               11.25          14.70          13.52
        Maximum sales charge of 5.50%                                                    0.65           0.86           0.79
                                                                                     ========       ========        =======
       2Offering price                                                                 $11.90       $  15.56       $  14.31
                                                                                     ========       ========        =======

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0
1 NET ASSET VALUE PER SHARE, AS ILLUSTRATED, IS THE AMOUNT WHICH WOULD BE PAID
  UPON THE REDEMPTION OR EXCHANGE OF SHARES.
2 THE OFFER PRICE IS  CALCULATED BY DIVIDING THE NET ASSET VALUE OF CLASS A BY 1
  MINUS THE MAXIMUM SALES CHARGE OF 5.50%.
3 THIS FUND WAS FORMERLY KNOWN AS THE EQUITY FUND.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

88 & 89

   STATEMENT
   OF
   OPERATIONS
   (000)

   FOR THE PERIOD
   ENDED
   JUNE 30, 1997


                            COREFUND FIXED INCOME FUNDS [SQUARE BULLET] COREFUND

                                                                            ----------    ------------   ------------      ------
                                                                            SHORT TERM       SHORT-
                                                                              INCOME      INTERMEDIATE    GOVERNMENT        BOND
                                                                               FUND         BOND FUND     INCOME FUND       FUND
                                                                            ----------    ------------   ------------      ------
INVESTMENT INCOME
     Interest                                                                $ 1,911         $10,913        $1,438        $13,350
                                                                             -------         -------        ------        -------
       Total Investment income                                                 1,911          10,913         1,438         13,350
                                                                             -------         -------        ------        -------
EXPENSES
     Investment advisory fees                                                    242             843           101          1,441
     Less: waiver of investment advisory fees                                   (160)           (379)          (14)          (759)
     Administrative fees                                                          82             421            51            487
     Less:waiver of administrative fees                                          (29)           (138)          (17)          (175)
     Transfer agent fees & expenses                                                6              29             5             46
     Custodian fees                                                               (3)             --            --            (35)
     Professional fees                                                             5              14             2             47
     Registration & filing fees                                                    3              12            (5)            18
     12b-1 fees-- individual shares                                               --               7             4              4
     Taxes--other than income                                                     --              10             7              2
     Printing fees                                                                 3              16             2             18
     Organizational costs                                                          2              --             6             --
     Miscellaneous                                                                 3               4             3             11
                                                                             -------         -------        ------        -------
       Total expenses                                                            154             839           145          1,105
                                                                             -------         -------        ------        -------
NET INVESTMENT INCOME                                                          1,757          10,074         1,293         12,245
                                                                             -------         -------        ------        -------
NETREALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,  FORWARD FOREIGN CURRENCY
   CONTRACTS AND FOREIGN CURRENCY:
     Net realized (loss) gain from:
       Security transactions                                                      (8)            (26)         (156)          (735)
       Option transactions                                                        --              --            --             --
     Net realized gain on forward foreign currency contracts and
       foreign currency transactions                                              --              --            --             --
     Net unrealized appreciation on forward foreign currency
       contracts and translation of other assets and liabilities
       in foreign currencies                                                      --              --            --             --
     Net change in unrealized appreciation (depreciation)
       on investments                                                             91             993           434          2,749
                                                                             -------         -------        ------        -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $1,840         $11,041        $1,571        $14,259
                                                                             =======         =======        ======        =======
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE - JUNE 30, 1997:
     CLASS Y
     1Net asset value, offer and redemption price                             $ 9.97        $   9.83        $ 9.76         $10.24
                                                                             =======         =======        ======        =======
     CLASS A
     1Net asset value, redemption price                                         9.96            9.83          9.76          10.24
      Maximum sales charge of 3.25% or 4.75%                                    0.33            0.33          0.33           0.51
                                                                             -------         -------        ------        -------
     2Offering price                                                          $10.29        $  10.16        $10.09         $10.75
                                                                             =======         =======        ======        =======

                                                                          ------      ------------    ------------     ----------
                                                                          GLOBAL      INTERMEDIATE    PENNSYLVANIA     NEW JERSEY
                                                                           BOND         MUNICIPAL       MUNICIPAL       MUNICIPAL
                                                                           FUND         BOND FUND       BOND FUND       BOND FUND
                                                                          ------      ------------    ------------     ----------
INVESTMENT INCOME
     Interest                                                              $2,067         $  83          $  595           $  85
                                                                           ------         -----          ------          ------
       Total Investment income                                              2,067            83             595              85
                                                                           ------         -----          ------          ------
EXPENSES
     Investment advisory fees                                                 207             9              56               8
     Less: waiver of investment advisory fees                                 (32)           (6)            (56)             (8)
     Administrative fees                                                       86             4              28               4
     Less:waiver of administrative fees                                       (31)           (2)            (28)             (4)
     Transfer agent fees & expenses                                            16            (1)              2              --
     Custodian fees                                                             8            --              --              --
     Professional fees                                                          4            --               1              --
     Registration & filing fees                                                 4            (1)              2              --
     12b-1 fees-- individual shares                                             1             2               3               1
     Taxes--other than income                                                  --            --               1              --
     Printing fees                                                              9            --               1              --
     Organizational costs                                                       7             5               1               2
     Miscellaneous                                                             14             2               1               1
                                                                           ------         -----          ------          ------
       Total expenses                                                         293            12              12               4
                                                                           ------         -----          ------          ------
NET INVESTMENT INCOME                                                       1,774            71             583              81
                                                                           ------         -----          ------          ------
NETREALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,  FORWARD FOREIGN CURRENCY
   CONTRACTS AND FOREIGN CURRENCY:
     Net realized (loss) gain from:
       Security transactions                                                  659            (6)             20              (3)
       Option transactions                                                 (1,242)           --              --              --
     Net realized gain on forward foreign currency contracts and
       foreign currency transactions                                        1,006            --              --              --
     Net unrealized appreciation on forward foreign currency
       contracts and translation of other assets and liabilities
       in foreign currencies                                                  138            --              --              --
     Net change in unrealized appreciation (depreciation)
       on investments                                                        (287)           25             240              24
                                                                           ------         -----          ------          ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $2,048         $  90          $  843          $  102
                                                                           ======         =====          ======          ======
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE - JUNE 30, 1997:
     CLASS Y
     1Net asset value, offer and redemption price                          $ 9.54        $10.05          $10.47          $10.16
                                                                           ======         =====          ======          ======
     CLASS A
     1Net asset value, redemption price                                      9.52         10.05           10.47           10.15
      Maximum sales charge of 3.25% or 4.75%                                 0.47          0.34            0.52            0.51
                                                                           ------         -----          ------          ------
     2Offering price                                                       $ 9.99        $10.39          $10.99          $10.66
                                                                           ======         =====          ======          ======

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
1 NET ASSET VALUE PER SHARE, AS ILLUSTRATED, IS THE AMOUNT WHICH WOULD BE PAID
  UPON THE REDEMPTION OR EXCHANGE OF SHARES.
2 THE OFFER PRICE IS  CALCULATED BY DIVIDING THE NET ASSET VALUE OF CLASS A BY 1
  MINUS THE MAXIMUM SALES CHARGE OF 3.25% FOR THE SHORT TERM INCOME, SHORT-INTERMEDIATE BOND, GOVERNMENT INCOME AND INTERMEDIATE MUNICIPAL BOND FUNDS AND 4.75% FOR THE BOND, GLOBAL BOND, PENNSYLVANIA MUNICIPAL BOND AND NEW JERSEY MUNICIPAL BOND FUNDS.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

90 & 91

   STATEMENT
   OF
   OPERATIONS
   (000)

   FOR THE PERIOD
   ENDED
   JUNE 30, 1997

                            [SQUARE BULLET] COREFUND


   COREFUND MONEY MARKET FUNDS

                                              --------      -------   --------
                                              TREASURY       CASH     TAX-FREE
                                               RESERVE      RESERVE    RESERVE
                                              --------      -------   --------
INVESTMENT INCOME:
   Interest                                    $48,486      $48,651     $4,415
                                               -------      -------     ------
     Total investment income                    48,486       48,651      4,415
                                               -------      -------     ------
EXPENSES:
   Investment advisory fees                      3,607        3,542        494
   Less: waiver of investment advisory fees       (994)        (972)      (136)
   Administrative fees                           2,255        2,214        309
   Less: waiver of administrative fees            (783)        (768)      (107)
   Transfer agent fees & expenses                  169          143         20
   Professional fees                                68           55          4
   Registration & filing fees                       37           75          7
   12b-1 fees                                       37           57          8
   Taxes--other than income                         48           49          4
   Printing                                         92           93         12
   Miscellaneous                                    90           36         13
                                               -------      -------     ------
   Total expenses                                4,626        4,524        628
                                               -------      -------     ------
   NET INVESTMENT INCOME                        43,860       44,127      3,787
                                               -------      -------     ------
   NET REALIZED GAIN
     ON INVESTMENTS:
   Net realized gain (loss) from security
     transactions                                    8            1         (1)
                                               -------      -------     ------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS                           $43,868      $44,128     $3,786
                                               =======      =======     ======


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      [This page intentionally left blank.]

   STATEMENT
   OF CHANGES
   IN NET ASSETS
   (000)

   FOR THE PERIODS
   ENDED
   JUNE 30,

                            [SQUARE BULLET] COREFUND


   COREFUND EQUITY FUNDS

                                                                                          ------------------   -------------------
                                                                                                EQUITY              CORE EQUITY
                                                                                             INDEX FUND(3)            FUND(4)
                                                                                          ------------------   -------------------
                                                                                           1997       1996       1997      1996(1)
                                                                                          ------     -------   -------    -------
OPERATIONS:
   Net investment income                                                                  $3,256     $ 2,673  $   2,927   $ 3,058
   Net realized gain on investments, forward foreign currency contracts
     and foreign currency                                                                  3,591       4,702     66,598    43,129
   Net unrealized appreciation on investments, forward foreign currency
     contracts and translation of assets and liabilites in foreign currencies             55,389      23,222     67,597    23,229
                                                                                        --------    --------   --------  --------
   Net increase in net assets resulting from operations                                   62,236      30,597    137,122    69,416
                                                                                        --------    --------   --------  --------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Retail Class (a)                                                                         --          --         --       (35)
     Institutional Class (a)                                                                  --          --         --    (2,133)
     Class Y (b)                                                                          (3,225)     (2,677)    (2,858)   (1,001)
     Class A (b)                                                                             (28)         --        (49)      (21)
   Net realized gains:
     Retail Class (a)                                                                         --          --         --    (1,150)
     Institutional Class (a)                                                                  --          --         --   (57,348)
     Class Y (b)                                                                          (1,484)     (3,835)   (35,253)       --
     Class A (b)                                                                              (6)         --       (977)       --
                                                                                        --------    --------   --------  --------
       Total dividends distributed                                                        (4,743)     (6,512)   (39,137)  (61,688)
                                                                                        --------    --------   --------  --------
CAPITAL TRANSACTIONS (2):
   Retail Class (a):
     Exchanged for Class A Shares                                                             --         --          --        --
     Proceeds from shares issued                                                              --          --         --     1,033
     Reinvestment of cash distributions                                                       --          --         --     1,168
     Cost of shares redeemed                                                                  --          --         --      (674)
                                                                                        --------    --------   --------  --------
     Increase (decrease) in net assets from Retail Class transactions                         --         --          --     1,527
                                                                                        --------    --------   --------  --------
   Institutional Class (a):
     Exchanged for Class Y Shares                                                             --          --         --        --
     Proceeds from shares issued                                                              --          --         --    35,302
     Reinvestment of cash distributions                                                       --          --         --    58,151
     Cost of shares redeemed                                                                  --          --         --   (92,405)
                                                                                        --------    --------   --------  --------
     Increase (decrease) in net assets from Institutional Class transactions                  --          --         --     1,048
                                                                                        --------    --------   --------  --------
   Class Y (b):
     Proceeds from shares issued in merger (c)                                                --          --         --    34,310
     Proceeds from shares issued                                                          43,492      50,936     56,759    16,834
     Reinvestment of cash distributions                                                    4,960       6,064     38,110        --
     Cost of shares redeemed                                                             (30,407)    (27,288)   (89,855)  (23,221)
                                                                                        --------    --------   --------  --------
     Increase in net assets from Class Y transactions                                     18,045      29,712      5,014    27,923
                                                                                        --------    --------   --------  --------
   Class A (b):
     Proceeds from shares issued in merger (c)                                                --         --          --     2,807
     Proceeds from shares issued                                                           4,101          --      3,395       575
     Reinvestment of cash distributions                                                       34          --      1,038        --
     Cost of shares redeemed                                                                (103)        --      (2,376)     (549)
                                                                                        --------    --------   --------  --------
     Increase (decrease) in net assets from Class A transactions                           4,032          --      2,057     2,833
                                                                                        --------    --------   --------  --------
Increase in net assets derived from capital share transactions                            22,077      29,712      7,071    33,331
                                                                                        --------    --------   --------  --------
     Net increase in net assets                                                           79,570      53,797    105,056    41,059
                                                                                        --------    --------   --------  --------
NET ASSETS:
   Beginning of period                                                                   166,350     112,553    426,002   384,943
                                                                                        --------    --------   --------  --------
   End of period                                                                        $245,920    $166,350   $531,058  $426,002
                                                                                        ========    ========   ========  ========


                                                                                           -----------------      ----------------
                                                                                                GROWTH                SPECIAL
                                                                                              EQUITY FUND           EQUITY FUND
                                                                                           -----------------      ----------------
                                                                                            1997       1996       1997     1996(1)
                                                                                           -------    ------    -------  ---------
OPERATIONS:
   Net investment income                                                                  $    399   $   695    $   121   $   378
   Net realized gain on investments, forward foreign currency contracts
     and foreign currency                                                                   14,635    10,837      7,793     9,147
   Net unrealized appreciation (depreciation) on investments, forward foreign currency
     contracts and translation of assets and liabilites in foreign currencies               12,411    17,962      3,603     2,372
                                                                                          --------  --------    -------   -------
   Net increase in net assets resulting from operations                                     27,445    29,494     11,517    11,897
                                                                                          --------  --------    -------   -------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Retail Class (a)                                                                           --        --         --        --
     Institutional Class (a)                                                                    --        --         --        --
     Class Y (b)                                                                              (393)     (691)      (177)     (388)
     Class A (b)                                                                                (3)      (11)        (2)       (6)
   Net realized gains:
     Retail Class (a)                                                                           --        --         --        --
     Institutional Class (a)                                                                    --        --         --        --
     Class Y (b)                                                                           (13,864)   (2,808)   (13,011)   (8,564)
     Class A (b)                                                                              (404)      (63)      (307)     (113)
                                                                                          --------  --------    -------   -------
       Total dividends distributed                                                         (14,664)   (3,573)   (13,497)   (9,071)
                                                                                          --------  --------    -------   -------
CAPITAL TRANSACTIONS (2):
   Retail Class (a):
     Exchanged for Class A Shares                                                               --        --         --      (984)
     Proceeds from shares issued                                                                --        --         --       166
     Reinvestment of cash distributions                                                         --        --         --       115
     Cost of shares redeemed                                                                    --        --         --       (29)
                                                                                          --------  --------    -------   -------
     Increase (decrease) in net assets from Retail Class transactions                           --        --         --      (732)
                                                                                          --------  --------    -------   -------
   Institutional Class (a):
     Exchanged for Class Y Shares                                                               --        --         --   (58,929)
     Proceeds from shares issued                                                                --        --         --     6,660
     Reinvestment of cash distributions                                                         --        --         --     8,821
     Cost of shares redeemed                                                                    --        --         --   (12,704)
                                                                                          --------  --------    -------   -------
     Increase (decrease) in net assets from Institutional Class transactions                    --        --         --   (56,152)
                                                                                          --------  --------    -------   -------
   Class Y (b):
     Proceeds from shares issued in merger (c)                                                  --        --         --    58,929
     Proceeds from shares issued                                                            38,807    24,852     13,884     2,827
     Reinvestment of cash distributions                                                     12,752     3,081     13,074        --
     Cost of shares redeemed                                                               (36,303)  (24,528)   (16,684)   (2,083)
                                                                                          --------  --------    -------   -------
     Increase in net assets from Class Y transactions                                       15,256     3,405     10,274    59,673
                                                                                          --------  --------    -------   -------
   Class A (b):
     Proceeds from shares issued in merger (c)                                                  --        --         --       984
     Proceeds from shares issued                                                             1,712       980      1,020        98
     Reinvestment of cash distributions                                                        410        71        310       --
     Cost of shares redeemed                                                                (1,001)     (530)      (121)       (3)
                                                                                          --------  --------    -------   -------
     Increase (decrease) in net assets from Class A transactions                             1,121       521      1,209     1,079
                                                                                          --------  --------    -------   -------
Increase in net assets derived from capital share transactions                              16,377     3,926     11,483     3,868
                                                                                          --------  --------    -------   -------
     Net increase in net assets                                                             29,158    29,847      9,503     6,694
                                                                                          --------  --------    -------   -------
NET ASSETS:
   Beginning of period                                                                     123,235    93,388     64,824    58,130
                                                                                          --------  --------    -------   -------
   End of period                                                                          $152,393  $123,235    $74,327   $64,824
                                                                                          ========  ========    =======   =======

                                                                                         -----------------        -----------------
                                                                                            INTERNATIONAL             BALANCED
                                                                                             GROWTH FUND                FUND
                                                                                         -----------------        -----------------
                                                                                          1997       1996          1997       1996
                                                                                         -------    -------       -------   -------
OPERATIONS:
   Net investment income                                                                 $   969    $ 1,286      $  3,139   $ 2,183
   Net realized gain on investments, forward foreign currency contracts
     and foreign currency                                                                  5,290     11,844         7,717     4,822
   Net unrealized appreciation (depreciation) on investments, forward foreign currency
     contracts and translation of assets and liabilites in foreign currencies             15,689      5,712         6,601     6,379
                                                                                        --------   --------      --------  --------
   Net increase in net assets resulting from operations                                   21,948     18,842        17,457    13,384
                                                                                        --------   --------      --------  --------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Retail Class (a)                                                                         --         --            --        --
     Institutional Class (a)                                                                  --         --            --        --
     Class Y (b)                                                                          (3,802)    (2,440)       (3,056)   (2,108)
     Class A (b)                                                                             (53)       (38)          (92)      (69)
   Net realized gains:
     Retail Class (a)                                                                         --         --            --        --
     Institutional Class (a)                                                                  --         --            --        --
     Class Y (b)                                                                          (8,375)      (548)       (5,885)     (840)
     Class A (b)                                                                            (130)       (10)         (184)      (32)
                                                                                        --------   --------      --------  --------
       Total dividends distributed                                                       (12,360)    (3,036)       (9,217)   (3,049)
                                                                                        --------   --------      --------  --------
CAPITAL TRANSACTIONS (2):
   Retail Class (a):
     Exchanged for Class A Shares                                                             --         --            --        --
     Proceeds from shares issued                                                              --         --            --        --
     Reinvestment of cash distributions                                                       --         --            --        --
     Cost of shares redeemed                                                                  --        --             --        --
                                                                                        --------   --------      --------  --------
     Increase (decrease) in net assets from Retail Class transactions                         --         --            --        --
                                                                                        --------   --------      --------  --------
   Institutional Class (a):
     Exchanged for Class Y Shares                                                             --         --            --        --
     Proceeds from shares issued                                                              --         --            --        --
     Reinvestment of cash distributions                                                       --         --            --        --
     Cost of shares redeemed                                                                  --         --            --        --
                                                                                        --------   --------      --------  --------
     Increase (decrease) in net assets from Institutional Class transactions                  --         --            --        --
                                                                                        --------   --------      --------  --------
   Class Y (b):
     Proceeds from shares issued in merger (c)                                                --     16,130            --    38,306
     Proceeds from shares issued                                                          34,899     17,623        23,565    17,797
     Reinvestment of cash distributions                                                   11,015      2,732         8,737     2,494
     Cost of shares redeemed                                                             (31,528)   (23,593)      (29,150)  (27,174)
                                                                                        --------   --------      --------  --------
     Increase in net assets from Class Y transactions                                     14,386     12,892         3,152    31,423
                                                                                        --------   --------      --------  --------
   Class A (b):
     Proceeds from shares issued in merger (c)                                                --         59            --        95
     Proceeds from shares issued                                                             489        421         1,285       678
     Reinvestment of cash distributions                                                      178         46           293        96
     Cost of shares redeemed                                                                (506)      (592)         (833)     (360)
                                                                                        --------   --------      --------  --------
     Increase (decrease) in net assets from Class A transactions                             161        (66)          745       509
                                                                                        --------   --------      --------  --------
Increase in net assets derived from capital share transactions                            14,547     12,826         3,897    31,932
                                                                                        --------   --------      --------  --------
     Net increase in net assets                                                           24,135     28,632        12,137    42,267
                                                                                        --------   --------      --------  --------
NET ASSETS:
   Beginning of period                                                                   141,413    112,781       105,703    63,436
                                                                                        --------   --------      --------  --------
   End of period                                                                        $165,548   $141,413      $117,840  $105,703
                                                                                        ========   ========      ========  ========

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(A) RETAIL AND INSTITUTIONAL CLASS AMOUNTS FOR THE YEAR ENDED JUNE 30, 1996 REPRESENT ACTIVITY OF THE ACQUIRED CONESTOGA FUND FROM NOVEMBER 1, 1995 THROUGH APRIL 14, 1996.
(B) ON APRIL 22, 1996 SERIES A SHARES WERE REDESIGNATED CLASS Y SHARES, AND SERIES B SHARES WERE REDESIGNATED CLASS A SHARES.
(C) ON APRIL 15 & 22, 1996 THE CONESTOGA FUNDS WERE ACQUIRED BY COREFUNDS, INC.

(1) AMOUNTS REPRESENT CONESTOGA FUNDS ACTIVITY FROM NOVEMBER 1, 1995 THROUGH APRIL 14, 1996 AND COREFUND ACTIVITY FROM APRIL 15, 1996 TO JUNE 30, 1996.
(2) FOR CAPITAL SHARE TRANSACTIONS PLEASE SEE FOOTNOTE 8 IN THE NOTES TO THE FINANCIAL STATEMENTS. (3) ON OCTOBER 9, 1996, THE EQUITY INDEX FUND CLASS A SHARES COMMENCED OPERATIONS.
(4) THIS FUND WAS FORMERLY KNOWN AS THE EQUITY FUND.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

94 & 95

   STATEMENT
   OF CHANGES
   IN NET ASSETS
   (000)

   FOR THE PERIODS
   ENDED
   JUNE 30,

                            [SQUARE BULLET] COREFUND



   COREFUND FIXED INCOME FUNDS

                                                            -------------------  ----------------- -----------------
                                                                                     SHORT-
                                                                SHORT TERM        INTERMEDIATE        GOVERNMENT
                                                                INCOME FUND         BOND FUND         INCOME FUND
                                                            -------------------  ----------------- -----------------
                                                              1997      1996(1)   1997      1996     1997       1996
                                                            --------   --------  -------   ------- --------   ------
OPERATIONS:
   Net investment income                                    $  1,757   $ 1,174   $10,074   $ 4,696 $  1,293   $  892
   Net realized (loss) gain on investments, forward foreign
     currency contracts and foreign currency                      (8)      (81)      (26)     (987)    (156)      31
   Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of
     assets and liabilites in foreign currencies                  91      (170)      993       156      434     (414)
                                                             -------   -------  --------  --------  -------  -------
   Net increase in net assets resulting from operations        1,840       923    11,041     3,865    1,571      509
                                                             -------   -------  --------  --------  -------  -------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Class Y (b)                                              (1,748)   (1,238)   (9,902)   (4,567)  (1,204)    (812)
     Class A (b)                                                  (9)       --      (172)     (123)     (90)     (78)
   Net realized gains:
     Retail Class (a)                                             --        --        --        --       --       --
     Institutional Class (a)                                      --       (32)       --        --       --       --
     Class Y (b)                                                  --        --        --        --       --       --
     Class A (b)                                                  --        --        --        --       --       --
                                                             -------   -------  --------  --------  -------  -------
       Total dividends distributed                            (1,757)   (1,270)  (10,074)   (4,690)  (1,294)    (890)
                                                             -------   -------  --------  --------  -------  -------
CAPITAL TRANSACTIONS (2):
   Retail Class (a):
     Exchanged for Class A Shares                                 --        (1)       --        --       --       --
     Proceeds from shares issued                                  --        --        --        --       --       --
     Reinvestment of cash distributions                           --        --        --        --       --       --
     Cost of shares redeemed                                      --       (11)       --        --       --       --
                                                             -------   -------  --------  --------  -------  -------
     Decrease in net assets from Retail Class transactions        --       (12)       --        --       --       --
                                                             -------   -------  --------  --------  -------  -------
   Institutional Class (a):
     Exchanged for Class Y Shares                                 --   (29,918)       --        --       --       --
     Proceeds from shares issued                                  --     5,788        --        --       --       --
     Reinvestment of cash distributions                           --       931        --        --       --       --
     Cost of shares redeemed                                      --   (12,577)       --        --       --       --
                                                             -------   -------  --------  --------  -------  -------
     Decrease in net assets from Institutional
        Class transactions                                        --   (35,776)       --        --       --       --
                                                             -------   -------  --------  --------  -------  -------
   Class Y (b):
     Proceeds from shares issued in merger (c)                    --    29,918        --   113,422       --       --
     Proceeds from shares issued                              16,475     2,116    45,113    16,680    8,152    5,296
     Reinvestment of cash distributions                        1,808       203     9,516     3,735      612      412
     Cost of shares redeemed                                 (11,486)   (2,040)  (52,263)  (28,327)  (3,957)  (2,718)
                                                             -------   -------  --------  --------  -------  -------
     Increase (decrease) in net assets from
        Class Y transactions                                   6,797    30,197     2,366   105,510    4,807    2,990
                                                             -------   -------  --------  --------  -------  -------
   Class A (b):
     Proceeds from shares issued in merger (c)                    --         1        --     1,207       --       --
     Proceeds from shares issued                                 483        --       391       282      579      157
     Reinvestment of cash distributions                            9        --       143        85       85       70
     Cost of shares redeemed                                      (1)       --      (865)     (445)    (311)    (285)
                                                             -------   -------  --------  --------  -------  -------
     Increase (decrease) in net assets from
        Class A transactions                                     491         1      (331)    1,129      353      (58)
                                                             -------   -------  --------  --------  -------  -------
Increase (decrease) in net assets derived from capital
   share transactions                                          7,288    (5,590)    2,035   106,639    5,160    2,932
                                                             -------   -------  --------  --------  -------  -------
     Net increase (decrease) in net assets                     7,371    (5,937)    3,002   105,814    5,437    2,551
                                                             -------   -------  --------  --------  -------  -------
NET ASSETS:
   Beginning of period                                        30,133    36,070   162,903    57,089   15,230   12,679
                                                             -------   -------  --------  --------  -------  -------
   End of period                                             $37,504   $30,133  $165,905  $162,903  $20,667  $15,230
                                                             =======   =======  ========  ========  =======  =======


                                                            ------------------       -----------------      ------------------
                                                                                                              INTERMEDIATE
                                                                  BOND                    GLOBAL                MUNICIPAL
                                                                  FUND                   BOND FUND              BOND FUND
                                                            ------------------       -----------------      ------------------
                                                              1997     1996(1)         1997     1996          1997      1996
                                                            --------   -------       --------  -------      --------  --------
OPERATIONS:
   Net investment income                                    $ 12,245   $ 8,196        $ 1,774  $ 1,851        $   71   $   46
   Net realized (loss) gain on investments, forward foreign
     currency contracts and foreign currency                    (735)   (1,252)           423    1,197            (6)      --
   Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of
     assets and liabilites in foreign currencies               2,749    (4,687)          (149)    (638)           25       13
                                                            --------  --------        -------  -------        ------  -------
   Net increase in net assets resulting from operations       14,259     2,257          2,048    2,410            90       59
                                                            --------  --------        -------  -------        ------  -------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Class Y (b)                                             (12,161)   (8,523)        (2,621)  (2,254)          (34)     (10)
     Class A (b)                                                 (84)      (56)           (13)     (11)          (37)     (35)
   Net realized gains:
     Retail Class (a)                                             --       (10)            --       --            --       --
     Institutional Class (a)                                      --    (1,458)            --       --            --       --
     Class Y (b)                                                  --        --             --       --            --       --
     Class A (b)                                                  --        --             --       --            --       --
                                                            --------  --------        -------  -------        ------  -------
       Total dividends distributed                           (12,245)  (10,047)        (2,634)  (2,265)          (71)     (45)
                                                            --------  --------        -------  -------        ------  -------
CAPITAL TRANSACTIONS (2):
   Retail Class (a):
     Exchanged for Class A Shares                                 --    (1,294)            --       --            --       --
     Proceeds from shares issued                                  --       122             --       --            --       --
     Reinvestment of cash distributions                           --        44             --       --            --       --
     Cost of shares redeemed                                      --      (198)            --       --            --       --
                                                            --------  --------        -------  -------        ------  -------
     Decrease in net assets from Retail Class transactions        --    (1,326)            --       --            --       --
                                                            --------  --------        -------  -------        ------  -------
   Institutional Class (a):
     Exchanged for Class Y Shares                                 --  (194,533)            --       --            --       --
     Proceeds from shares issued                                  --    28,200             --       --            --       --
     Reinvestment of cash distributions                           --     7,057             --       --            --       --
     Cost of shares redeemed                                      --   (28,354)            --       --            --       --
                                                            --------  --------        -------  -------        ------  -------
     Decrease in net assets from Institutional
        Class transactions                                        --  (187,630)           --        --            --       --
                                                            --------  --------        -------  -------        ------  -------
   Class Y (b):
     Proceeds from shares issued in merger (c)                    --   194,533             --       --            --       --
     Proceeds from shares issued                              18,942    13,215            107    5,150           841      193
     Reinvestment of cash distributions                       12,215     1,409          2,670    1,604            12        8
     Cost of shares redeemed                                 (49,397)   (9,632)          (602)    (797)         (269)    (167)
                                                            --------  --------        -------  -------        ------  -------
     Increase (decrease) in net assets from
        Class Y transactions                                 (18,240)  199,525         2,175     5,957           584       34
                                                            --------  --------        -------  -------        ------  -------
   Class A (b):
     Proceeds from shares issued in merger (c)                    --     1,294             --       --             --      --
     Proceeds from shares issued                                 579        65             31        2            80      126
     Reinvestment of cash distributions                           78        13             15       10            37       31
     Cost of shares redeemed                                    (323)      (88)           (13)     (32)         (186)    (179)
                                                            --------  --------        -------  -------        ------  -------
     Increase (decrease) in net assets from
        Class A transactions                                     334     1,284             33      (20)          (69)     (22)
                                                            --------  --------        -------  -------        ------  -------
Increase (decrease) in net assets derived from capital
   share transactions                                        (17,906)   11,853          2,208    5,937           515       12
                                                            --------  --------        -------  -------        ------  -------
     Net increase (decrease) in net assets                   (15,892)    4,063          1,622    6,082           534       26
                                                            --------  --------        -------  -------        ------  -------
NET ASSETS:
   Beginning of period                                       199,878   195,815         33,150   27,068         1,418    1,392
                                                            --------  --------        -------  -------        ------  -------
   End of period                                            $183,986  $199,878        $34,772  $33,150        $1,952  $ 1,418
                                                            ========  ========        =======  =======        ======  =======

                                                            ------------------    -------------------
                                                              PENNSYLVANIA            NEW JERSEY
                                                                 MUNICIPAL              MUNICIPAL
                                                                BOND FUND              BOND FUND
                                                            ------------------    -------------------
                                                              1997      1996          1997     1996
                                                            --------    ------    ---------    ------
OPERATIONS:
   Net investment income                                     $   583    $  234       $   81     $  77
   Net realized (loss) gain on investments, forward foreign
     currency contracts and foreign currency                      20       (30)          (3)       16
   Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of
     assets and liabilites in foreign currencies                 240        36           24        (8)
                                                             -------   -------       ------   -------
   Net increase in net assets resulting from operations          843       240          102        85
                                                             -------   -------       ------   -------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Class Y (b)                                                (521)     (212)         (65)      (72)
     Class A (b)                                                 (62)      (21)         (16)       (5)
   Net realized gains:
     Retail Class (a)                                             --        --           --        --
     Institutional Class (a)                                      --        --           --        --
     Class Y (b)                                                  --        --           (8)       (9)
     Class A (b)                                                  --        --           (2)       (1)
                                                             -------   -------       ------   -------
       Total dividends distributed                              (583)     (233)         (91)      (87)
                                                             -------   -------       ------   -------
CAPITAL TRANSACTIONS (2):
   Retail Class (a):
     Exchanged for Class A Shares                                 --        --            --       --
     Proceeds from shares issued                                  --        --            --       --
     Reinvestment of cash distributions                           --        --            --       --
     Cost of shares redeemed                                      --        --            --       --
                                                             -------   -------       ------   -------
     Decrease in net assets from Retail Class transactions        --        --            --       --
                                                             -------   -------       ------   -------
   Institutional Class (a):
     Exchanged for Class Y Shares                                 --        --            --       --
     Proceeds from shares issued                                  --        --            --       --
     Reinvestment of cash distributions                           --        --            --       --
     Cost of shares redeemed                                      --        --            --       --
                                                             -------   -------       ------   -------
     Decrease in net assets from Institutional
        Class transactions                                        --        --           --        --
                                                             -------   -------       ------   -------
   Class Y (b):
     Proceeds from shares issued in merger (c)                    --     5,703           --        --
     Proceeds from shares issued                               3,530     1,175          525       438
     Reinvestment of cash distributions                          297       134           14        39
     Cost of shares redeemed                                  (2,772)     (397)        (388)     (625)
                                                             -------   -------       ------   -------
     Increase (decrease) in net assets from
        Class Y transactions                                   1,055     6,615          151      (148)
                                                             -------   -------       ------   -------
   Class A (b):
     Proceeds from shares issued in merger (c)                    --       684           --        --
     Proceeds from shares issued                               1,341       124           99       196
     Reinvestment of cash distributions                           56        17           15         4
     Cost of shares redeemed                                    (420)     (153)         (22)       (3)
                                                             -------   -------       ------   -------
     Increase (decrease) in net assets from
        Class A transactions                                     977       672           92       197
                                                             -------   -------       ------   -------
Increase (decrease) in net assets derived from capital
   share transactions                                          2,032     7,287          243        49
                                                             -------   -------       ------   -------
     Net increase (decrease) in net assets                     2,292     7,294          254        47
                                                             -------   -------       ------   -------
NET ASSETS:
   Beginning of period                                         9,883     2,589        1,621     1,574
                                                             -------   -------       ------   -------
   End of period                                             $12,175   $ 9,883       $1,875   $ 1,621
                                                             =======   =======       ======   =======


AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(A) RETAIL AND INSTITUTIONAL CLASS AMOUNTS REPRESENT ACTIVITY OF THE ACQUIRED CONESTOGA FUND FROM NOVEMBER 1, 1995 THROUGH APRIL 21, 1996.
(B) ON APRIL 22, 1996 SERIES A SHARES WERE REDESIGNATED CLASS Y SHARES, AND SERIES B SHARES WERE REDESIGNATED CLASS A SHARES.
(C) ON APRIL 15 & 22, 1996 THE CONESTOGA FUNDS WERE ACQUIRED BY COREFUNDS, INC.
(1) AMOUNTS REPRESENT CONESTOGA FUNDS ACTIVITY FROM NOVEMBER 1, 1995 THROUGH APRIL 14, 1996 AND COREFUND ACTIVITY FROM APRIL 15, 1996 TO JUNE 30, 1996.
(2) FOR CAPITAL SHARE TRANSACTIONS PLEASE SEE FOOTNOTE 8 IN THE NOTES TO THE FINANCIAL STATEMENTS.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

96 & 97

   STATEMENT
   OF CHANGES
   IN NET ASSETS
   (000)

   FOR THE PERIODS
   ENDED
   JUNE 30


                            [SQUARE BULLET] COREFUND


   COREFUND MONEY MARKET FUNDS

                                                 --------------------  ---------------------- -------------------
                                                      TREASURY                 CASH                TAX-FREE
                                                       RESERVE                RESERVE               RESERVE
                                                 --------------------  ---------------------- -------------------
                                                   1997       1996        1997       1996       1997      1996
                                                 --------    --------  ----------    -------- ---------  --------
OPERATIONS:
   Net investment income                       $   43,860  $   29,926  $   44,127  $   32,976  $  3,787  $  2,300
   Net realized gain (loss) on securities
      transactions                                      8          (4)          1          (2)       (1)       --
                                               ----------  ----------  ----------  ----------  --------  --------
   Net increase in net assets resulting
      from operations                              43,868      29,922      44,128      32,974     3,786     2,300
                                               ----------  ----------  ----------  ----------  --------  --------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Class Y (a)                                  (43,173)    (28,940)    (43,042)    (32,056)   (3,677)   (2,245)
     Class C (a)                                     (687)       (986)     (1,085)       (920)      (86)      (55)
                                               ----------  ----------  ----------  ----------  --------  --------
       Total dividends distributed                (43,860)    (29,926)    (44,127)    (32,976)   (3,763)   (2,300)
                                               ----------  ----------  ----------  ----------  --------  --------
CAPITAL SHARE TRANSACTIONS:
   Class Y (a)
     Proceeds from shares issued in merger (b)         --     397,193          --     220,190        --    51,375
     Proceeds from shares issued                2,548,964   2,291,733   2,154,887   1,319,098   392,069   223,212
     Reinvestment of cash distributions             4,246       5,323       3,136       3,471       229       216
     Cost of shares redeemed                   (2,610,396) (2,280,888) (2,061,985) (1,262,885) (376,938) (233,363)
                                               ----------  ----------  ----------  ----------  --------  --------
     (Decrease) increase in net assets
       from Class Y (a) transactions              (57,186)    413,361      96,038     279,874    15,360    41,440
                                               ----------  ----------  ----------  ----------  --------  --------
   Class C (a)
     Proceeds from shares issued in merger (b)         --         744          --       2,038        --     1,258
     Proceeds from shares issued                   12,429      32,271      44,890      34,793     3,779     2,753
     Reinvestment of cash distributions               264         440       1,023         905        79        53
     Cost of shares redeemed                      (19,933)    (35,682)    (37,956)    (35,584)   (3,506)   (2,738)
                                               ----------  ----------  ----------  ----------  --------  --------
     (Decrease) increase in net assets from
       Class C transactions                        (7,240)     (2,227)      7,957       2,152       352     1,326
                                               ----------  ----------  ----------  ----------  --------  --------
     (Decrease) increase in net assets derived
       from capital share transactions            (64,426)    411,134     103,995     282,026    15,712    42,766
                                               ----------  ----------  ----------  ----------  --------  --------
       Net (decrease) increase in net assets      (64,418)    411,130     103,996     282,024    15,735    42,766
                                               ----------  ----------  ----------  ----------  --------  --------
NET ASSETS:
   Beginning of period                            911,948     500,818    809,948      527,924   107,046    64,280
                                               ----------  ----------  ----------  ----------  --------  --------
   End of period                                 $847,530   $ 911,948    $913,944   $ 809,948  $122,781  $107,046
                                               ==========  ==========  ==========  ==========  ========  ========

(A) ON APRIL 22, 1996 SERIES A SHARES WERE REDESIGNATED CLASS Y AND SERIES B SHARES WERE REDESIGNATED CLASS C.
(B) ON APRIL 15 & 22, THE CONESTOGA FUNDS WERE AQUIRED BY COREFUNDS INC.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      [This page intentionally left blank.]

   FINANCIAL
   HIGHLIGHTS

   FOR THE PERIODS
   ENDED
   JUNE 30,


   COREFUND EQUITY FUNDS

For a Share Outstanding Throughout the Period

                                                                                                    NET                    RATIO
         NET ASSET               REALIZED AND   DISTRIBUTIONS DISTRIBUTIONS      NET               ASSETS      RATIO       OF NET
           VALUE        NET       UNREALIZED      FROM NET        FROM       ASSET VALUE            END      OF EXPENSES   INCOME
         BEGINNING  INVESTMENT GAINS OR (LOSSES) INVESTMENT      CAPITAL         END       TOTAL  OF PERIOD  TO AVERAGE  TO AVERAGE
         OF PERIOD    INCOME    ON SECURITIES      INCOME         GAINS       OF PERIOD   RETURN8   (000)    NET ASSETS  NET ASSETS
         ---------  ---------- ---------------- ------------- -------------  -----------  ------- ---------  ----------- ----------

-----------------
EQUITY INDEX FUND
-----------------
   CLASS Y**
   1997   $28.47      $0.51        $ 9.16          $(0.51)      $(0.24)        $37.39     34.44%  $241,413     0.37%        1.63%
   1996    23.79       0.51          5.47           (0.51)       (0.79)         28.47     25.69    166,350     0.35         1.94
   1995    20.54       0.52          4.24           (0.52)       (0.99)         23.79     24.45    112,533     0.37         2.48
   1994    20.97       0.55         (0.43)          (0.55)          --          20.54      0.55     72,552     0.35         2.63
   1993    19.22       0.52          1.84           (0.52)       (0.09)         20.97     12.39     50,551     0.49         2.82
   1992    18.46       0.52          1.80           (0.48)       (1.08)         19.22     12.59     20,166     0.57         2.66
   19911   19.48       0.03         (0.94)          (0.02)       (0.09)         18.46     (4.64)+   12,117     0.97         1.79
   CLASS A
   199710 $29.62      $0.32        $ 8.05          $(0.38)      $(0.24)        $37.37     28.58%+   $4,507     0.37%        1.51%

--------------------
CORE EQUITY FUND(9)
--------------------
   CLASS Y*
   1997   $17.26      $0.12        $ 5.32          $(0.12)      $(1.47)        $21.11     33.10%  $515,015     0.98%        0.63%
   1996    17.07       0.14          1.49           (0.14)       (1.30)         17.26     19.24    414,824     0.97         1.15
   INSTITUTIONAL CLASS*
   1995    15.00       0.19          2.87           (0.19)       (0.80)         17.07     22.00    378,352     1.05         1.44
   CLASS A*
   1997   $17.28      $0.07        $ 5.32          $(0.07)      $(1.47)        $21.13     32.74%   $16,043     1.23%        0.38%
   1996    17.08       0.12          1.49           (0.11)       (1.30)         17.28     19.11     11,178     1.22         0.89
   RETAIL CLASS*
   1995    15.00       0.18          2.87           (0.17)       (0.80)         17.08     21.94      6,591     1.34         1.23
   PRIOR CLASS
   1994   $15.39      $0.11        $ 0.22          $(0.11)      $(0.61)        $15.00      2.21%  $ 50,128     1.49%        0.75%
   1993    13.93       0.14          1.89           (0.14)       (0.43)         15.39     14.90     45,677     1.20         0.94
   1992    13.08       0.19          1.02           (0.19)       (0.17)         13.93      9.27     28,103     0.92         1.47
   1991     8.95       0.26          4.13           (0.26)          --          13.08     49.37     12,830     0.54         2.30
   19902   10.00       0.14         (1.05)          (0.14)          --           8.95     (9.22)     5,982     0.65         2.29

-------------------
GROWTH EQUITY FUND
-------------------
   CLASS Y**
   1997   $14.19      $0.04        $ 2.81          $(0.04)      $(1.57)        $15.43     21.67%  $147,700     0.96%        0.30%
   1996    11.18       0.08          3.36           (0.08)       (0.35)         14.19     31.36    120,073     0.89         0.64
   1995     9.11       0.08          2.07           (0.08)          --          11.18     23.71     91,345     0.76         0.84
   1994     9.95       0.05         (0.84)          (0.05)          --           9.11     (8.01)    64,877     0.69         0.48
   1993     8.74       0.08          1.21           (0.08)          --           9.95     14.76     63,777     0.43         0.85
   19923   10.00       0.05         (1.26)          (0.05)          --           8.74    (12.05)+   33,418     0.14         1.38
   CLASS A**
   1997   $14.17      $0.01        $ 2.79          $(0.01)      $(1.57)        $15.39     21.29%    $4,693     1.21%        0.04%
   1996    11.17       0.05          3.35           (0.05)       (0.35)         14.17     31.00      3,162     1.14         0.40
   1995     9.10       0.06          2.07           (0.06)          --          11.17     23.44      2,043     1.01         0.59
   1994     9.95       0.04         (0.85)          (0.04)          --           9.10     (8.13)     1,73      0.94         0.23
   19934    9.80       0.03          0.15           (0.03)          --           9.95      1.80+     5,224     0.80         0.39

-----------------------
SPECIAL EQUITY FUND(9)
-----------------------
   CLASS Y*
   1997   $11.86      $0.02        $ 1.81          $(0.03)      $(2.39)        $11.27     17.94%   $71,980     0.84%        0.19%
   1996    11.42       0.07          2.13           (0.07)       (1.69)         11.86     22.27     63,680     0.34         0.94
   INSTITUTIONAL CLASS*
   1995     9.37       0.12          2.12           (0.12)       (0.07)         11.42     24.44     57,396     0.32         1.14
   CLASS A*
   1997   $11.85      $  --        $ 1.81          $(0.02)      $(2.39)        $11.25     17.73%    $2,347     1.14%       (0.12)%
   1996    11.42       0.08          2.11           (0.07)       (1.69)         11.85     22.14      1,144     0.37         0.91
   RETAIL CLASS*
   1995     9.37       0.12          2.12           (0.12)       (0.07)         11.42     24.44        734     0.27         1.29
   PRIOR CLASS
   19945  $10.00      $0.06        $(0.63)         $(0.06)      $   --         $ 9.37     (5.72)%  $ 10,069    0.15%        1.06%


             RATIO    RATIO OF NET
           OF EXPENSES INCOME (LOSS)
           TO AVERAGE  TO AVERAGE
           NET ASSETS  NET ASSETS     PORTFOLIO   AVG.
           (EXCLUDING  (EXCLUDING      TURNOVER  COMM.
             WAIVERS)    WAIVERS)       RATE***  RATE11
           ----------- ------------   ---------  ------

-----------------
EQUITY INDEX FUND
-----------------
   CLASS Y**
   1997      0.71%        1.29%           11%  $0.0545
   1996      0.71         1.59            13    0.0641
   1995      0.76         2.09            27      n/a
   1994      0.75         2.23            13      n/a
   1993      0.88         2.43             4      n/a
   1992      1.06         2.17            27      n/a
   19911     1.20         1.56            --      n/a
   CLASS A
   199710    0.69%        1.19%           11%  $0.0545

--------------------
CORE EQUITY FUND(9)
--------------------
   CLASS Y*
   1997      1.03%        0.58%           79%  $0.0512
   1996      1.01         1.11           114    0.0636
   INSTITUTIONAL CLASS*
   1995      1.10         1.44           119      n/a
   CLASS A*
   1997      1.28%        0.33%           79%  $0.0512
   1996      1.26         0.85           114    0.0636
   RETAIL CLASS*
   1995      1.53         1.04           119      n/a
   PRIOR  CLASS
   1994      1.51%        0.73%           35%     n/a
   1993      1.41         0.73            24      n/a
   1992      1.23         1.17            39      n/a
   1991      1.48         1.36            68      n/a
   19902     1.59         1.35            43      n/a

-------------------
GROWTH EQUITY FUND
-------------------
   CLASS Y**
   1997      1.06%        0.20%           74%  $0.0451
   1996      1.05         0.48            81    0.0601
   1995      1.10         0.50           113      n/a
   1994      1.11         0.06           127      n/a
   1993      1.11         0.17           103      n/a
   19923     1.12         0.40            66      n/a
   CLASS A**
   1997      1.31%       (0.06)%          74%  $0.0451
   1996      1.30         0.23            81    0.0601
   1995      1.35         0.25           113      n/a
   1994      1.36        (0.19)          127      n/a
   19934     1.48        (0.29)          103      n/a

-----------------------
SPECIAL EQUITY FUND(9)
-----------------------
   CLASS Y*
   1997      1.82%       (0.79)%          74%  $0.0257
   1996      1.79        (0.51)           72    0.0539
   INSTITUTIONAL CLASS*
   1995      1.97        (0.51)          129      n/a
   CLASS A*
   1997      2.07%       (1.05)%          74%  $0.0257
   1996      1.82        (0.55)           72    0.0539
   RETAIL CLASS*
   1995      2.24        (0.68)          129      n/a
   PRIOR CLASS
   19945     2.10%       (0.89)%          39%     n/a

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            [SQUARE BULLET] COREFUND
For a Share Outstanding Throughout the Period

                                                                                                    NET                    RATIO
         NET ASSET               REALIZED AND   DISTRIBUTIONS DISTRIBUTIONS      NET               ASSETS      RATIO       OF NET
           VALUE        NET       UNREALIZED      FROM NET        FROM       ASSET VALUE            END      OF EXPENSES   INCOME
         BEGINNING  INVESTMENT GAINS OR (LOSSES) INVESTMENT      CAPITAL         END       TOTAL  OF PERIOD  TO AVERAGE  TO AVERAGE
         OF PERIOD    INCOME    ON SECURITIES      INCOME         GAINS       OF PERIOD   RETURN8   (000)    NET ASSETS  NET ASSETS
         ---------  ---------- ---------------- ------------- -------------  -----------  ------- ---------  ----------- ----------

--------------------------
INTERNATIONAL GROWTH FUND
--------------------------
   CLASS Y**
   1997   $13.97      $0.14        $ 1.84          $(0.37)      $(0.86)        $14.72      15.43% $163,117      1.20%      0.82%
   1996    12.29       0.16          1.86           (0.28)       (0.06)         13.97      16.72   139,275      1.14       1.05
   1995    13.18       0.12         (0.17)          (0.04)       (0.80)         12.29      (0.21)  110,838      1.05       0.98
   1994    11.71       0.12          1.78           (0.12)       (0.31)         13.18      16.28   108,911      0.99       0.23
   1993    10.52       0.10          1.16           (0.07)          --          11.71      12.06    61,655      0.99       1.22
   1992    10.10       0.17          0.31              --        (0.06)         10.52       4.90    42,594      0.96       1.67
   1991    10.75       0.19         (0.44)          (0.27)       (0.13)         10.10      (2.71)   20,582      0.99       1.80
   19906   10.00       0.11          0.86           (0.09)       (0.13)         10.75       9.74+   13,513      1.22       2.57
   CLASS A**
   1997   $13.96      $0.09        $ 1.85          $(0.34)      $(0.86)        $14.70      15.09%   $2,431      1.45%      0.57%
   1996    12.27       0.11          1.89           (0.25)       (0.06)         13.96      16.54     2,138      1.39       0.80
   1995    13.17       0.09         (0.17)          (0.02)       (0.80)         12.27      (0.48)    1,943      1.30       0.73
   1994    11.71       0.06          1.82           (0.11)       (0.31)         13.17      16.08     2,019      1.24       0.05
   19934   10.07       0.05          1.59              --           --          11.71      16.29+      344      1.15       1.51

--------------
BALANCED FUND
--------------
   CLASS Y**
   1997   $12.59      $0.36        $ 1.61          $(0.36)      $(0.68)        $13.52      16.44% $113,642      0.78%      2.79%
   1996    11.06       0.33          1.68           (0.33)       (0.15)         12.59      18.41   102,515      0.81       2.79
   1995     9.88       0.35          1.21           (0.35)       (0.03)         11.06      16.21    61,092      0.73       3.51
   1994    10.39       0.35         (0.51)          (0.35)          --           9.88      (1.62)   42,429      0.62       3.46
   19934   10.00       0.16          0.39           (0.16)          --          10.39       5.52+   29,434      0.45       3.38
   CLASS A**
   1997   $12.59      $0.32        $ 1.61          $(0.32)      $(0.68)        $13.52      16.15%   $4,198      1.03%      2.54%
   1996    11.06       0.30          1.68           (0.30)       (0.15)         12.59      18.13     3,188      1.06       2.53
   1995     9.89       0.34          1.19           (0.33)       (0.03)         11.06      15.84     2,344      0.98%      3.27
   1994    10.38       0.31         (0.49)          (0.31)          --           9.89      (1.86)    2,222      0.87       3.21
   19937   10.00       0.16          0.38           (0.16)          --          10.38       2.50+      701      0.55       5.76


             RATIO     RATIO OF NET
           OF EXPENSES INCOME (LOSS)
           TO AVERAGE  TO AVERAGE
           NET ASSETS  NET ASSETS     PORTFOLIO   AVG.
           (EXCLUDING  (EXCLUDING      TURNOVER  COMM.
             WAIVERS)    WAIVERS)       RATE***  RATE11
           ----------- ------------   ---------  ------

--------------------------
INTERNATIONAL GROWTH FUND
--------------------------
   CLASS Y**
   1997       1.29%      0.73%            59%   $0.0080
   1996       1.25       0.94             41     0.0270
   1995       1.19       0.84             59      n/a
   1994       1.18       0.04             67      n/a
   1993       1.28       0.93             59      n/a
   1992       1.40       1.23             87      n/a
   1991       1.56       1.23             49      n/a
   19906      1.99       1.80             20      n/a
   CLASS A**
   1997       1.54%      0.48%            59%   $0.0080
   1996       1.50       0.69             41     0.0270
   1995       1.44       0.59             59      n/a
   1994       1.43      (0.14)            67      n/a
   19934      1.44       1.22             59      n/a

--------------
BALANCED FUND
--------------
   CLASS Y**
   1997       1.00%      2.57%            54%   $0.0033
   1996       1.03       2.57             74     0.0621
   1995       1.07       3.17             46      n/a
   1994       1.08       3.00             56      n/a
   19934      1.39       2.45             21      n/a
   CLASS A**
   1997       1.25%      2.32%            54%   $0.0033
   1996       1.27       2.32             74     0.0621
   1995       1.32       2.93             46      n/a
   1994       1.33       2.75             56      n/a
   19937      1.48       4.83             21      n/a

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

*  ON FEBRUARY 21, 1995, THE SHARES OF THE FUNDS WERE REDESIGNED AS EITHER RETAIL OR INSTITUTIONAL SHARES. ON THAT DATE,
   THE FUND'S NET INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS FOR THE PERIOD NOVEMBER 1, 1994 THROUGH FEBRUARY 20, 1995
   WERE ALLOCATED TO EACH CLASS OF SHARES. THE BASIS FOR THE ALLOCATION WAS THE RELATIVE NET ASSETS OF EACH CLASS OF
   SHARES AS OF FEBRUARY 21, 1995. THE RESULTS WERE COMBINED WITH THE RESULTS OF OPERATIONS AND DISTRIBUTIONS FOR EACH
   APPLICABLE CLASS FOR THE PERIOD FEBRUARY 21, 1995 THROUGH OCTOBER 31, 1995. FOR THE YEAR ENDED OCTOBER 31, 1995, THE
   FINANCIAL HIGHLIGHTS' RATIOS OF EXPENSES, NET INVESTMENT INCOME, TOTAL RETURN, AND THE PER SHARE INVESTMENT ACTIVITIES
   AND DISTRIBUTIONS REFLECT THIS ALLOCATION. ADDITIONALLY, ON APRIL 15 & 22, 1996 THE CONESTOGA EQUITY AND SPECIAL EQUITY
   FUNDS WERE ACQUIRED BY COREFUNDS, INC.; AT WHICH TIME THE INSTITUTIONAL CLASS OF SHARES OF THESE FUNDS WERE EXCHANGED
   FOR CLASS Y SHARES AND THE RETAIL CLASS OF SHARES OF THESE FUNDS WERE EXCHANGED FOR CLASS A SHARES.
** ON APRIL 22,  1996 THE SERIES A SHARES OF EACH FUND,  EXCLUDING  THE  SPECIAL
   EQUITY FUND, WERE  REDESIGNATED  CLASS Y AND THE SERIES B SHARES OF EACH FUND
   WERE REDESIGNATED CLASS A.
***FOR THE YEAR ENDED JUNE 30,  1996,  TRANSACTIONS  RELATING TO THE MERGER WERE
   EXCLUDED FROM THE CALCULATION OF THE PORTFOLIO TURNOVER RATE.
+  THIS FIGURE HAS NOT BEEN ANNUALIZED.
1  COMMENCED OPERATIONS JUNE 1, 1991. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
2  COMMENCED OPERATIONS FEBRUARY 28, 1990. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
3  COMMENCED OPERATIONS FEBRUARY 3, 1992. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD
   HAVE BEEN ANNUALIZED.
4  COMMENCED  OPERATIONS JANUARY 4, 1993. UNLESS OTHERWISE NOTED, ALL RATIOS FOR
   THE PERIOD HAVE BEEN ANNUALIZED.
5  COMMENCED  OPERATIONS MARCH 15, 1994.  UNLESS OTHERWISE NOTED, ALL RATIOS FOR
   THE PERIOD HAVE BEEN ANNUALIZED.
6 COMMENCED OPERATIONS FEBRUARY 12, 1990. UNLESS OTHERWISE NOTED, ALL RATIOS FOR
THE PERIOD HAVE BEEN ANNUALIZED.  7 COMMENCED  OPERATIONS MARCH 16, 1993. UNLESS
OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.  8 TOTAL RETURN
DOES NOT REFLECT APPLICABLE SALES LOAD.  ADDITIONALLY TOTAL RETURN FOR CLASS Y &
CLASS A FOR THE CORE
   EQUITY & SPECIAL  EQUITY  FUNDS FOR 1996 ARE FOR AN EIGHT MONTH  PERIOD ENDED
JUNE 30, 1997.
9  THE PER SHARE AMOUNT FOR THESE FUNDS FOR THE YEAR ENDED JUNE 30, 1996 REPRESENTS THE PERIOD FROM NOVEMBER 1, 1995 TO
   JUNE 30, 1996.  ALL PRIOR YEARS ARE FOR THE PERIODS NOVEMBER 1 TO
   OCTOBER 31.
10 COMMENCED OPERATIONS ON OCTOBER 9, 1996. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
11 AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES DURING
   THE PERIOD. PRESENTATION OF THE RATE IS ONLY REQUIRED FOR FISCAL YEARS BEGINNING AFTER
   SEPTEMBER 1, 1995.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL
   HIGHLIGHTS

   FOR THE PERIODS
   ENDED
   JUNE 30,


   COREFUND FIXED INCOME FUNDS

For a Share Outstanding Throughout the Period

                                                                                                    NET                    RATIO
         NET ASSET               REALIZED AND   DISTRIBUTIONS DISTRIBUTIONS      NET               ASSETS      RATIO       OF NET
           VALUE        NET       UNREALIZED      FROM NET        FROM       ASSET VALUE            END      OF EXPENSES   INCOME
         BEGINNING  INVESTMENT GAINS OR (LOSSES) INVESTMENT      CAPITAL         END       TOTAL  OF PERIOD  TO AVERAGE  TO AVERAGE
         OF PERIOD    INCOME    ON SECURITIES      INCOME         GAINS       OF PERIOD  RETURN10   (000)    NET ASSETS  NET ASSETS
         ---------  ---------- ---------------- ------------- -------------  ----------- -------- ---------  ----------- ----------

-------------------------
SHORT TERM INCOME FUND11
-------------------------
   CLASS Y*
   1997     $ 9.94    $0.53         $ 0.03         $(0.53)       $  --         $ 9.97     5.82%  $ 37,011       0.47%       5.37%
   1996      10.05     0.36          (0.08)         (0.38)       (0.01)          9.94     2.78     30,132       0.51        5.31
   INSTITUTIONAL CLASS*
   19951     10.00     0.25           0.03          (0.23)          --          10.05     2.57%+   36,059       0.63        5.43
   CLASS A*
   1997     $ 9.93    $0.51         $ 0.03         $(0.51)       $  --         $ 9.96     5.59%$      493       0.73%       5.18%
   1996      10.04     0.35          (0.10)         (0.35)       (0.01)          9.93     2.55          1       0.76        5.05
   RETAIL CLASS*
   19952     10.01     0.23           0.02          (0.22)          --          10.04     2.87%+       11       0.88        5.05

------------------------------
SHORT-INTERMEDIATE BOND FUND
------------------------------
   CLASS Y**
   1997     $ 9.76    $0.59         $ 0.07         $(0.59)       $  --         $ 9.83     6.90%  $163,153       0.49%       5.98%
   1996       9.84     0.57          (0.08)         (0.57)          --           9.76     5.05    159,841       0.55        5.80
   1995       9.63     0.53           0.21          (0.53)          --           9.84     8.22     55,128       0.60        5.76
   1994      10.18     0.43          (0.53)         (0.43)       (0.02)          9.63    (0.32)    48,379       0.58        4.30
   1993      10.01     0.47           0.31          (0.47)       (0.14)         10.18     7.90     44,692       0.42        4.62
   19923     10.00     0.23           0.01          (0.23)          --          10.01     2.49+    22,623       0.11        5.73
   CLASS A**
   1997     $ 9.76    $0.56         $ 0.07         $(0.56)       $  --         $ 9.83     6.64%$    2,752       0.74%       5.73%
   1996       9.84     0.54          (0.08)         (0.54)          --           9.76     4.79      3,062       0.81        5.51
   1995       9.63     0.54           0.20          (0.53)          --           9.84     7.95      1,961       0.85        5.27
   1994      10.18     0.41          (0.53)         (0.41)       (0.02)          9.63    (0.56)     9,365       0.83        4.05
   19934     10.01     0.20           0.17          (0.20)          --          10.18     3.95+     5,752       0.75        3.78

------------------------
GOVERNMENT INCOME FUND
------------------------
   CLASS Y**
   1997     $ 9.62    $0.62         $ 0.14         $(0.62)       $  --         $ 9.76     8.15%  $ 19,007       0.70%       6.40%
   1996       9.83     0.61          (0.21)         (0.61)          --           9.62     4.09     13,943       0.64        6.17
   1995       9.52     0.62           0.31          (0.62)          --           9.83    10.26     11,305       0.59        6.53
   1994      10.18     0.50          (0.62)         (0.50)       (0.04)          9.52    (1.34)     9,089       0.50        4.93
   19935     10.00     0.13           0.18          (0.13)          --          10.18     3.12+     6,323       0.44        5.41
   CLASS A**
   1997     $ 9.62    $0.60         $ 0.14         $(0.60)       $  --         $ 9.76     7.88%  $  1,660       0.95%       6.15%
   1996       9.84     0.58          (0.22)         (0.58)          --           9.62     3.73      1,287       0.88        5.93
   1995       9.51     0.61           0.33          (0.61)          --           9.84    10.23      1,374       0.85        6.25
   1994      10.17     0.47          (0.62)         (0.47)       (0.04)          9.51    (1.57)     1,536       0.75        4.68
   19938     10.00     0.07           0.17          (0.07)          --          10.17     1.71+       201       0.63        5.35

-------------
BOND FUND11
-------------
   CLASS Y*
   1997     $10.15    $0.64         $ 0.09         $(0.64)       $  --         $10.24     7.43%  $182,364       0.56%       6.29%
   1996      10.55     0.43          (0.30)         (0.45)       (0.08)         10.15     1.23    198,605       0.55        6.28
   INSTITUTIONAL CLASS*
   1995       9.81     0.61           0.71          (0.58)          --          10.55    13.87    194,442       0.71        6.09
   CLASS A*
   1997     $10.15    $0.62         $ 0.09         $(0.62)       $  --         $10.24    7.15%$     1,622       0.81%       6.05%
   1996      10.56     0.44          (0.33)         (0.44)       (0.08)         10.15    0.98       1,273       0.80        6.02
   RETAIL CLASS*
   1995       9.81     0.60           0.72          (0.57)          --          10.56   13.83       1,373       0.97        6.02
   PRIOR CLASS
   1994     $11.18    $0.53         $(1.04)        $(0.52)      $(0.34)        $ 9.81   (4.75)%  $ 23,377       1.01%       5.07%
   1993      10.89     0.56           0.54          (0.56)       (0.25)         11.18   10.63      27,346       0.88        5.16
   1992      10.65     0.70           0.32          (0.68)       (0.10)         10.89    9.82      15,180       0.46        6.78
   1991       9.96     0.78           0.69          (0.78)          --          10.65   15.16       7,255       0.47        7.71
   19906     10.00     0.50          (0.04)         (0.50)          --           9.96    4.64+      4,593       0.68        7.75


            RATIO      RATIO OF
          OF EXPENSES NET INCOME
          TO AVERAGE  TO AVERAGE
          NET ASSETS  NET ASSETS     PORTFOLIO
          (EXCLUDING  (EXCLUDING      TURNOVER
            WAIVERS)    WAIVERS)       RATE***
          ----------- ------------   ---------

-------------------------
SHORT TERM INCOME FUND11
-------------------------
   CLASS Y*
   1997      1.05%      4.79%           99%
   1996      1.03       4.79           102
   INSTITUTIONAL CLASS*
   19951     1.08       4.98            40
   CLASS A*
   1997      1.32%      4.59%           99%
   1996      1.25       4.56           102
   RETAIL CLASS*
   19952     1.33       4.60            40

------------------------------
SHORT-INTERMEDIATE BOND FUND
------------------------------
   CLASS Y*
   1997      0.80%      5.67%          158%
   1996      0.81       5.54           257
   1995      0.84       5.52           405
   1994      0.86       4.02           299
   1993      0.86       4.18           188
   19923     0.84       5.00            51
   CLASS A**
   1997      1.05%      5.42%          158%
   1996      1.06       5.27           257
   1995      1.09       5.03           405
   1994      1.11       3.77           299
   19934     1.19       3.34           188

------------------------
GOVERNMENT INCOME FUND
------------------------
    CLASS Y*
   1997      0.85%      6.25%          120%
   1996      0.89       5.92           131
   1995      0.98       6.14           368
   1994      1.00       4.43           157
   19935     1.10       4.75            93
   CLASS A**
   1997      1.10%      6.00%          120%
   1996      1.14       5.67           131
   1995      1.24       5.86           368
   1994      1.25       4.18           157
   19938     1.29       4.69            93

-------------
BOND FUND11
-------------
   CLASS Y*
   1997      1.04%      5.81%          210%
   1996      0.97       5.86           190
   INSTITUTIONAL CLASS*
   1995      1.12       5.68           352
   CLASS A*
   1997      1.29%      5.57%          210%
   1996      1.22       5.61           190
   RETAIL CLASS*
   1995      1.44       5.55           352
   PRIOR CLASS
   1994      1.60%      4.48%          232%
   1993      1.49       4.55           158
   1992      1.24       6.01            99
   1991      1.41       6.78            47
   19906     1.62       6.81            23

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            [SQUARE BULLET] COREFUND

For a Share Outstanding Throughout the Period

                                                                                                    NET                    RATIO
         NET ASSET               REALIZED AND   DISTRIBUTIONS DISTRIBUTIONS      NET               ASSETS      RATIO       OF NET
           VALUE        NET       UNREALIZED      FROM NET        FROM       ASSET VALUE            END      OF EXPENSES   INCOME
         BEGINNING  INVESTMENT GAINS OR (LOSSES) INVESTMENT      CAPITAL         END       TOTAL  OF PERIOD  TO AVERAGE  TO AVERAGE
         OF PERIOD    INCOME    ON SECURITIES      INCOME         GAINS       OF PERIOD  RETURN10   (000)    NET ASSETS  NET ASSETS
         ---------  ---------- ---------------- ------------- -------------  ----------- -------- ---------  ----------- ----------

-----------------
GLOBAL BOND FUND
-----------------
   CLASS Y**
   1997     $ 9.70    $0.49        $ 0.09         $(0.74)        $  --         $ 9.54     6.18%  $ 34,590      0.85%       5.14%
   1996       9.62     0.47          0.30          (0.69)           --           9.70     8.00     32,998      0.71        5.81
   1995       9.06     0.62          0.24          (0.30)           --           9.62     9.70     26,898      0.64        6.84
   19947     10.00     0.25         (1.15)         (0.04)           --           9.06    (9.00)+   24,957      0.73        5.04
   CLASS A**
   1997     $ 9.68    $0.42        $ 0.14         $(0.72)        $  --         $ 9.52     5.92%  $    182      1.10%       4.89%
   1996       9.61     0.61          0.12          (0.66)           --           9.68     7.74        152      0.96        5.56
   1995       9.04     0.61          0.24          (0.28)           --           9.61     9.57        170      0.89        6.59
   19947     10.00     0.19         (1.11)         (0.04)           --           9.04    (9.22)+      167      0.98        4.79

----------------------------------
INTERMEDIATE MUNICIPAL BOND FUND
----------------------------------
   CLASS Y**
   1997     $ 9.92    $0.42        $ 0.13         $(0.42)        $  --         $10.05     5.62%  $    993      0.55%       4.20%
   1996       9.83     0.37          0.09          (0.37)           --           9.92     4.74        403      0.81        3.73
   1995       9.68     0.38          0.15          (0.38)           --           9.83     5.58        365      0.82        3.91
   1994      10.09     0.39         (0.41)         (0.39)           --           9.68    (0.27)     1,088      0.63        3.91
   19938     10.00     0.04          0.09          (0.04)           --          10.09     1.33+     2,009      0.58        2.74
   CLASS A**
   1997     $ 9.92    $0.39        $ 0.13         $(0.39)        $  --         $10.05     5.36%  $    959      0.80%       3.92%
   1996       9.83     0.35          0.09          (0.35)           --           9.92     4.48      1,015      1.08        3.47
   1995       9.67     0.35          0.16          (0.35)           --           9.83     5.42      1,027      1.08        3.65
   1994      10.08     0.37         (0.41)         (0.37)           --           9.67    (0.52)     1,311      0.88        3.66
   19938     10.00     0.03          0.08          (0.03)           --          10.08     1.19+       166      0.81        2.51

---------------------------------
PENNSYLVANIA MUNICIPAL BOND FUND
---------------------------------
   CLASS Y**
   1997     $10.22    $0.54        $ 0.25         $(0.54)        $  --         $10.47     7.92%  $ 10,171      0.08%       5.23%
   1996      10.16     0.55          0.06          (0.55)           --          10.22     6.02      8,864      0.21        5.25
   1995       9.95     0.51          0.21          (0.51)           --          10.16     7.50      2,272      0.39        5.26
   19949     10.00     0.06         (0.05)         (0.06)           --           9.95     0.14+       434      0.42        5.09
   CLASS A**
   1997     $10.22    $0.51        $ 0.25         $(0.51)        $  --         $10.47     7.65%  $  2,004      0.33%       4.99%
   1996      10.16     0.52          0.06          (0.52)           --          10.22     5.76        994      0.46        4.93
   1995       9.95     0.49          0.21          (0.49)           --          10.16     7.25        317      0.64        4.95
   19949     10.00     0.06         (0.05)         (0.06)           --           9.95     0.09+       163      0.67        4.84

-------------------------------
NEW JERSEY MUNICIPAL BOND FUND
-------------------------------
   CLASS Y**
   1997     $10.08    $0.51        $ 0.15         $(0.51)       $(0.07)        $10.16     6.70%  $  1,477      0.21%       5.02%
   1996      10.12     0.51          0.02          (0.51)        (0.06)         10.08     5.28      1,317      0.37        4.93
   1995       9.94     0.52          0.18          (0.52)           --          10.12     7.25      1,550      0.42        5.21
   19949     10.00     0.06         (0.06)         (0.06)           --           9.94     0.01+     1,432      0.43        5.07
   CLASS A**
   1997     $10.07    $0.48        $ 0.15         $(0.48)       $(0.07)        $10.15     6.44%$      398      0.45%       4.81%
   1996      10.12     0.48          0.01          (0.48)        (0.06)         10.07     4.93        304      0.60        4.65
   1995       9.95     0.49          0.17          (0.49)           --          10.12     6.84         24      0.68        4.97
   19949     10.00     0.06         (0.05)         (0.06)           --           9.95     0.08+         2      0.68        4.82


            RATIO      RATIO OF
          OF EXPENSES NET INCOME
          TO AVERAGE  TO AVERAGE
          NET ASSETS  NET ASSETS     PORTFOLIO
          (EXCLUDING  (EXCLUDING      TURNOVER
            WAIVERS)    WAIVERS)       RATE***
          ----------- ------------   ---------

-----------------
GLOBAL BOND FUND
-----------------
   CLASS Y**
   1997     1.03%       4.96%           90%
   1996     0.95        5.57            67
   1995     1.03        6.45           133
   19947    1.12        4.65           161
   CLASS A**
   1997     1.28%       4.71%           90%
   1996     1.20        5.32            67
   1995     1.28        6.20           133
   19947    1.37        4.40           161

----------------------------------
INTERMEDIATE MUNICIPAL BOND FUND
----------------------------------
   CLASS Y**
   1997     1.02%       3.73%           22%
   1996     1.31        3.23            10
   1995     1.26        3.47             9
   1994     1.17        3.37            43
   19938    1.45        1.87            10
   CLASS A**
   1997     1.23%       3.49%           22%
   1996     1.61        2.94            10
   1995     1.52        3.21             9
   1994     1.42        3.12            43
   19938    1.68        1.64            10

---------------------------------
PENNSYLVANIA MUNICIPAL BOND FUND
---------------------------------
   CLASS Y**
   1997     0.83%       4.48%           39%
   1996     0.96        4.50            92
   1995     1.14        4.51            18
   19949    1.17        4.34             3
   CLASS A**
   1997     1.08%       4.24%           39%
   1996     1.21        4.18            92
   1995     1.39        4.20            18
   19949    1.42        4.09             3

-------------------------------
NEW JERSEY MUNICIPAL BOND FUND
-------------------------------
   CLASS Y**
   1997     0.96%       4.27%           19%
   1996     1.12        4.18            21
   1995     1.17        4.46            32
   19949    1.35        4.15            13
   CLASS A**
   1997     1.20%       4.06%           19%
   1996     1.35        3.90            21
   1995     1.44        4.21            32
   19949    1.60        3.90            13

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
  *ON  FEBRUARY  21,  1995,  THE SHARES OF THE FUNDS WERE  REDESIGNED  AS EITHER
   RETAIL OR INSTITUTIONAL SHARES. ON THAT DATE, THE FUND'S NET INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS FOR THE PERIOD NOVEMBER 1, 1994 THROUGH FEBRUARY 20, 1995 WERE ALLOCATED TO EACH CLASS OF SHARES. THE BASIS FOR THE ALLOCATION WAS THE RELATIVE NET ASSETS OF EACH CLASS OF SHARES AS OF FEBRUARY 21, 1995. THE RESULTS WERE COMBINED WITH THE RESULTS OF OPERATIONS AND DISTRIBUTIONS FOR EACH APPLICABLE CLASS FOR THE PERIOD FEBRUARY 21, 1995 THROUGH OCTOBER 31, 1995. FOR THE YEAR ENDED OCTOBER 31, 1995, THE FINANCIAL HIGHLIGHTS' RATIOS OF EXPENSES, NET INVESTMENT INCOME, TOTAL RETURN, AND THE PER SHARE INVESTMENT ACTIVITIES AND DISTRIBUTIONS REFLECT THIS ALLOCATION. ADDITIONALLY, ON APRIL 22, 1996 THE CONESTOGA SHORT-TERM INCOME AND BOND FUNDS WERE ACQUIRED BY COREFUNDS, INC. AT WHICH TIME THE INSTITUTIONAL CLASS OF SHARES OF THESE FUNDS WERE REDESIGNATED CLASS Y AND THE RETAIL CLASS OF SHARES OF THESE FUNDS WERE REDESIGNATED CLASS A.
 **ON APRIL 22, 1996 THE SERIES A SHARES OF EACH FUND,  EXCLUDING THE SHORT TERM
   INCOME AND BOND FUNDS, WERE REDESIGNATED CLASS Y AND THE SERIES B SHARES OF EACH FUND, EXCLUDING THE SHORT TERM INCOME AND BOND FUNDS, WERE REDESIGNATED CLASS A.
***FOR THE YEAR ENDED JUNE 30,  1996,  TRANSACTIONS  RELATING TO THE MERGER WERE
   EXCLUDED FROM THE CALCULATION OF THE PORTFOLIO TURNOVER RATE.
 + THIS FIGURE HAS NOT BEEN ANNULAIZED.
 1 COMMENCED OPERATIONS MAY 15, 1995. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE
   PERIOD HAVE BEEN ANNUALIZED.
 2 COMMENCED OPERATIONS MAY 17, 1995. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE
   PERIOD HAVE BEEN ANNUALIZED.
 3 COMMENCED OPERATIONS FEBRUARY 3, 1992. UNLESS OTHERWISE NOTED, ALL RATIOS FOR
   THE PERIOD HAVE BEEN ANNUALIZED.
 4 COMMENCED  OPERATIONS JANUARY 4, 1993. UNLESS OTHERWISE NOTED, ALL RATIOS FOR
   THE PERIOD HAVE BEEN ANNUALIZED.
 5 COMMENCED  OPERATIONS  APRIL 1, 1993.  UNLESS OTHERWISE NOTED, ALL RATIOS FOR
   THE PERIOD HAVE BEEN ANNUALIZED.
 6 COMMENCED  OPERATIONS  FEBRUARY 28, 1990.  UNLESS OTHERWISE NOTED, ALL RATIOS
   FOR THE PERIOD HAVE BEEN ANNUALIZED.
 7 COMMENCED  OPERATIONS  DECEMBER 15, 1993.  UNLESS OTHERWISE NOTED, ALL RATIOS
   FOR THE PERIOD HAVE BEEN ANNUALIZED.
 8 COMMENCED  OPERATIONS MAY 3, 1993. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE
   PERIOD HAVE BEEN ANNUALIZED.
 9 COMMENCED OPERATIONS MAY 16, 1994. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE
   PERIOD HAVE BEEN ANNUALIZED.
10 TOTAL  RETURN DOES NOT REFLECT THE SALES LOAD  CHARGED ON THE CLASS A SHARES.
   ADDITIONALLY, TOTAL RETURN FOR CLASS Y & CLASS A FOR THE SHORT TERM INCOME AND BOND FUNDS FOR 1996 ARE FOR THE EIGHT MONTH PERIOD ENDED DECEMBER 31, 1996.
11 THE PER  SHARE  AMOUNT  FOR  THESE  FUNDS FOR THE YEAR  ENDED  JUNE 30,  1996
   REPRESENTS THE PERIOD FROM NOVEMBER 1, 1995 TO JUNE 30, 1996. ALL PRIOR YEARS ARE FOR THE PERIODS NOVEMBER 1 TO OCTOBER 31.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   FINANCIAL
   HIGHLIGHTS

   FOR THE PERIODS
   ENDED
   JUNE 30,
                            [SQUARE BULLET] COREFUND

   COREFUND MONEY MARKET FUNDS

For a Share Outstanding Throughout the Period

                                                                                                                RATIO      RATIO OF
                                                                        NET                      RATIO     OF EXPENSES  NET INCOME
         NET ASSET             DISTRIBUTIONS       NET                 ASSETS       RATIO        OF NET    TO AVERAGE   TO AVERAGE
           VALUE        NET      FROM NET      ASSET VALUE              END       OF EXPENSES    INCOME    NET ASSETS   NET ASSETS
         BEGINNING  INVESTMENT  INVESTMENT         END       TOTAL    OF PERIOD   TO AVERAGE   TO AVERAGE  (EXCLUDING   (EXCLUDING
         OF PERIOD    INCOME      INCOME        OF PERIOD    RETURN    (000)      NET ASSETS   NET ASSETS    WAIVERS)     WAIVERS)
         ---------  ---------- -------------   -----------   ------   ---------   -----------  ----------  -----------  -----------

----------------
TREASURY RESERVE
----------------
   CLASS Y*
   1997     $1.00      $0.05      $(0.05)         $1.00       4.97%   $835,384      0.51%         4.86%      0.71%        4.66%
   1996      1.00       0.05       (0.05)          1.00       5.20     892,562      0.50          5.02       0.77         4.75
   1995      1.00       0.05       (0.05)          1.00       4.98     479,206      0.48          4.91       0.85         4.54
   1994      1.00       0.03       (0.03)          1.00       2.91     484,974      0.48          2.87       0.86         2.49
   1993      1.00       0.03       (0.03)          1.00       2.96     446,788      0.46          2.89       0.85         2.50
   1992      1.00       0.05       (0.05)          1.00       4.73     444,388      0.38          4.58       0.82         4.14
   1991      1.00       0.07       (0.07)          1.00       7.11     427,439      0.37          6.80       0.82         6.35
   1990      1.00       0.08       (0.08)          1.00       8.38     270,524      0.37          8.03       0.84         7.56
   19892     1.00       0.06       (0.06)          1.00       4.66+    220,479      0.20          9.26       0.84         8.62

   CLASS C*
   1997     $1.00      $0.05      $(0.05)         $1.00       4.71%  $  12,146      0.76%         4.61%      0.96%        4.41%
   1996      1.00       0.05       (0.05)          1.00       4.94      19,386      0.75          4.81       1.03         4.53
   1995      1.00       0.05       (0.05)          1.00       4.72      21,612      0.73          4.81       1.10         4.44
   1994      1.00       0.03       (0.03)          1.00       2.65       7,573      0.73          2.62       1.11         2.24
   19931     1.00       0.01       (0.01)          1.00       1.21+      7,672      0.75          2.46       1.14         2.07

-------------
CASH RESERVE
-------------

   CLASS Y*
   1997     $1.00      $0.05      $(0.05)         $1.00       5.09%   $886,251      0.50%         4.99%      0.70%        4.79%
   1996      1.00       0.05       (0.05)          1.00       5.26     790,211      0.50          5.09       0.78         4.81
   1995      1.00       0.05       (0.05)          1.00       5.15     510,341      0.48          5.04       0.85         4.67
   1994      1.00       0.03       (0.03)          1.00       3.00     505,273      0.47          2.95       0.85         2.57
   1993      1.00       0.03       (0.03)          1.00       2.99     460,832      0.46          2.97       0.85         2.58
   1992      1.00       0.05       (0.05)          1.00       4.83     568,672      0.38          4.68       0.82         4.24
   1991      1.00       0.07       (0.07)          1.00       7.28     473,187      0.37          6.94       0.82         6.49
   1990      1.00       0.08       (0.08)          1.00       8.65     316,290      0.34          8.28       0.80         7.82
   1989      1.00       0.09       (0.09)          1.00       8.87     186,151      0.37          8.62       0.90         8.05
   1988      1.00       0.07       (0.07)          1.00       6.70      82,399      0.55          6.54       1.14         5.96
   1987      1.00       0.06       (0.06)          1.00       5.85      35,054      0.54          5.60       1.01         5.13

   CLASS C*
   1997     $1.00      $0.05      $(0.05)         $1.00       4.83%  $  27,693      0.75%         4.74%      0.95%        4.54%
   1996      1.00       0.05       (0.05)          1.00       5.00      19,736      0.75          4.86       1.03         4.58
   1995      1.00       0.05       (0.05)          1.00       4.89      17,583      0.73          4.86       1.10         4.49
   1994      1.00       0.03       (0.03)          1.00       2.74      11,451      0.72          2.70       1.10         2.32
   19931     1.00       0.01       (0.01)          1.00       1.23+     15,330      0.76          2.52       1.15         2.13

-----------------
TAX-FREE RESERVE
-----------------

   CLASS Y*
   1997     $1.00      $0.03      $(0.03)         $1.00       3.08%   $119,579      0.50%         3.07%      0.70%        2.87%
   1996      1.00       0.03       (0.03)          1.00       3.20     104,196      0.48          3.14       0.76         2.86
   1995      1.00       0.03       (0.03)          1.00       3.12      62,756      0.48          3.09       0.85         2.72
   1994      1.00       0.02       (0.02)          1.00       2.03      79,384      0.49          2.00       0.87         1.62
   1993      1.00       0.02       (0.02)          1.00       2.23      72,255      0.51          2.20       0.89         1.82
   1992      1.00       0.03       (0.03)          1.00       3.56      80,147      0.37          3.39       0.88         2.88
   19913     1.00       0.01       (0.01)          1.00       1.07+     42,573      0.06          4.20       0.81         3.45

   CLASS C*
   1997     $1.00      $0.03      $(0.03)         $1.00       2.83%  $   3,202      0.75%         2.82%      0.95%        2.62%
   1996      1.00       0.03       (0.03)          1.00       2.95       2,850      0.73          2.94       1.02         2.65
   1995      1.00       0.03       (0.03)          1.00       2.86       1,524      0.73          2.80       1.10         2.43
   1994      1.00       0.02       (0.02)          1.00       1.78       2,708      0.74          1.75       1.12         1.37
   19931     1.00       0.01       (0.01)          1.00       0.85+      1,795      0.76          1.71       1.14         1.33

 * ON APRIL 22, 1996, SERIES A SHARES WERE REDESIGNATED CLASS Y AND SERIES B SHARES WERE REDESIGNATED CLASS C.
 + RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
 1 COMMENCED OPERATIONS JANUARY 4, 1993. RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 2 COMMENCED OPERATIONS NOVEMBER 21, 1988. RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 3 COMMENCED OPERATIONS APRIL 16, 1991. RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   NOTES TO
   FINANCIAL
   STATEMENTS
   AS OF
   JUNE 30, 1997

                            [SQUARE BULLET] COREFUND

1.   ORGANIZATION
     The CoreFund Equity Index Fund, Core Equity Fund, Growth Equity Fund, Special Equity Fund, International Growth Fund, Balanced Fund (the Equity Funds), Short Term Income Fund, Short-Intermediate Bond Fund, Government Income Fund, Bond Fund, Global Bond Fund, Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund (the Fixed Income Funds), Treasury Reserve, Cash Reserve, and Tax-Free Reserve (the Money Market Funds) are portfolios offered by CoreFunds, Inc. (The Company), an open-end investment company registered under the Investment Company Act of 1940, as amended. The Company is presently authorized to offers 20 separate portfolios (the Funds):
        EQUITY PORTFOLIOS:                              MONEY MARKET PORTFOLIOS:
        Equity Index Fund                               Treasury Reserve
        Core Equity Fund                                Cash Reserve
        Growth Equity Fund                              Tax-Free Reserve
        Special Equity Fund                             Elite Cash Reserve
        International Growth Fund                       Elite Treasury Reserve
        Balanced Fund                                   Elite Tax-Free Reserve

        FIXED INCOME PORTFOLIOS:
        Short Term Income Fund
        Short-Intermediate Bond Fund
        Government Income Fund
        Bond Fund
        Global Bond Fund
        Intermediate Municipal Bond Fund
        Pennsylvania Municipal Bond Fund
        New Jersey Municipal Bond Fund
     The financial statements of the Elite Cash Reserve, Elite Treasury Reserve and Elite Tax-Free Reserve are not presented herein.
     The assets of each Portfolio are segregated, and a Shareholder's interest is limited to the Portfolio in which shares are held. The Funds' prospectus provides a description of the Funds' investment objectives, policies and strategies.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Portfolios.
     SECURITY VALUATION--Investment securities of the Equity and Fixed Income Funds that are listed on a securities exchange for which market quotations are available are valued by an independent pricing service at the last quoted sales price for such securities on each business day. If there is no such reported sale, these securities and unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price using procedures determined in good faith by the Board of Trustees. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.
     Investment securities of the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.
     The books and records of the International Growth Fund and Global Bond Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following bases:
          [BULLET] market value of investment securities, assets and liabilities at the current rate of exchange; and [BULLET] purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
     The International Growth Fund does not isolate the portion of gains or losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.
     The Global Bond Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations for Federal income tax purposes.

   NOTES TO
   FINANCIAL
   STATEMENTS
   (CONTINUED)

   AS OF
   JUNE 30, 1997

     The International Growth Fund and Global Bond Fund report certain foreign currency related transactions as components of unrealized and realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

     FORWARD FOREIGN CURRENCY CONTRACTS--The International Growth Fund and Global Bond Fund enter into forward foreign currency contracts as hedges against either specific transactions or portfolio positions. The aggregate principal amounts of the contracts are not recorded the funds intend to settle the contracts prior to delivery. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The funds realize gains or losses at the time forward contracts are extinguished. Financial future contracts are valued at the settlement price established each day by the board of trade on an exchange on which they are traded.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME--Security transactions are accounted for on the trade date of the security purchase or sale. Cost used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period, which is calculated using the effective interest method. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

     REPURCHASE AGREEMENTS--Securities pledged as collateral for repurchase agreements are held by each Portfolio's custodian bank until maturity of the repurchase agreements. Provisions of the agreements and procedures adopted by the adviser ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into insolvency proceedings, realization of collateral by the Portfolio may be delayed or limited.

     EXPENSES--Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Company are pro-rated to the Funds on the basis of relative net assets.yClass specific expenses, such as the 12b-1 fees, are borne by that class. Income, other expenses and accumulated realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net asset value each day.

     DISTRIBUTION TO SHAREHOLDERS--The Equity Index Fund, Core Equity Fund, Growth Equity Fund, Special Equity Fund, Balanced Fund and Global Bond Fund declare and pay dividends on a quarterly basis. The International Growth Fund declares and pays dividends periodically. Such dividends are reinvested in additional shares unless otherwise requested. The Short Term Income Fund, Short-Intermediate Bond Fund, Government Income Fund, Bond Fund, Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund, Treasury Reserve, Cash Reserve and Tax-Free Reserve distributions from net investment income are declared on a daily basis and are payable on the first business day of the following month. Any net realized capital gains on sales of securities for a Fund are distributed to its shareholders at least annually.

     Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid in capital in the period that the difference arises.

     Accordingly, for the International Growth Fund, $413,000 was reclassified from accumulated net realized gain on investments to accumulated net investment income. In addition, the following permanent differences primarily attributable to realized foreign exchange gains and losses, have been relassified from accumulated net realized gain (loss) on foreign currency transactions to accumulated net investment income:
                                                  (000)
                                                  -----
            INTERNATIONAL GROWTH FUND            $1,679
            GLOBAL BOND FUND                      1,006

     FEDERAL INCOME TAXES--It is each Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income tax is required.

     OTHER--Organizational costs incurred with the start up of the Balanced Fund, Government Income Fund, Short Term Income Fund, Intermediate Municipal Bond Fund, Global Bond Fund, Pennsylvania Municipal Bond Fund and New Jersey Municipal Bond Fund are being amortized on a straight line basis over a maximum period of sixty months. If any or all of the shares representing initial capital of each fund are redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organizational cost balance in the same proportion as the number of shares redeemed bears to the initial shares outstanding immediately preceding the redemption.

                            [SQUARE BULLET] COREFUND



3.   INVESTMENT ADVISORY AND CUSTODIAL SERVICES
     The Company has entered into an investment advisory agreement with CoreStates Investment Advisers, Inc. ("CSIA") to provide investment advisory services to each Fund. For its services CSIA receives a fee based on the annual average daily net assets of each Fund as shown in the following table:

                    ADVISER   INVESTMENT ADVISORY                            ADVISER    INVESTMENT ADVISORY
FUND                FEE       AGREEMENT DATE         FUND                    FEE        AGREEMENT DATE
-----------------   ------    -------------------    ---------------------   -------    -------------------
Equity Index        0.40%     March 25, 1991         Short Term Income       0.74%      April 12, 1996
Core Equity         0.74      April 12, 1996         Short-Intermediate Bond 0.50       March 25, 1991
Growth Equity       0.75      March 25, 1991         Government Income       0.50       March 25, 1991
Special Equity      1.50      April 12, 1996         Bond                    0.74       April 12, 1996
International
  Growth            0.80      December 5, 1989       Global Bond             0.60       March 25, 1991
Balanced            0.70      March 25, 1991         Intermediate Municipal
                                                        Bond                 0.50       March 25, 1991
Treasury Reserve    0.40      April 12, 1996         Pennsylvania Municipal
Cash Reserve        0.40      April 12, 1996            Bond                 0.50       May 15, 1994
Tax-Free Reserve    0.40      April 12, 1996         New Jersey Municipal
                                                        Bond                 0.50       May 15, 1994

     Advisory fees are computed daily and paid monthly for all Funds. Additionally, for the year ended June 30, 1997, CSIA has voluntarily waived a portion of their fees in order to assist the Funds in maintaining competitive expense ratios.

     CoreStates Bank serves as Custodian to the Company. Under the Custodian Agreement, CoreStates Bank holds each Fund's securities and cash items, makes receipts and disbursements of money on behalf of each Fund, collects and receives all income and other payments and distributions on account of the Funds' securities and performs other related services. CoreStates Bank may, in its discretion and at its own expense, open and maintain a sub-custody account or employ a sub-custodian on behalf of the Funds investing exclusively in the United States and may, with the Funds' Board approval and at the expense of the Funds, employ sub-custodians on behalf of the Funds who invest in foreign countries provided that CoreStates Bank shall remain liable for the performance of all of its duties under the Custodian Agreement.

     Sub-Advisory services are provided to the CoreStates Advisers for the International Growth Fund by Martin Currie, Inc. and Aberdeen Managers (The "Sub-Advisers"). Sub-Advisory services are provided for the Global Bond Fund by Analytic TSA (formerly Alpha Global). CoreStates Advisers is responsible for the supervision, and payment of fees to the Sub-Advisers in connection with their services.

4. ADMINISTRATIVE, TRANSFER AGENT AND DISTRIBUTION SERVICES Pursuant to an Administration agreement dated October 30, 1992, as amended
June 1, 1995, SEI Fund Resources ("SFR") acts as the Fund's Administrator. Under the terms of such agreement, SFR is entitled to receive an annual fee of 0.25% on the average net assets of the Funds. SFR voluntarily waives a portion of their fees in order to assist the Funds in maintaining competitive expense ratios.

     Pursuant to a Transfer Agency agreement dated November 16, 1995, Boston Financial Data Services ("BFDS"), a wholly owned subsidiary of State Street Bank and Trust Company acts as the Funds' Transfer Agent. As such, BFDS provides transfer agency, dividend disbursing and shareholder servicing for the Funds.

     On November 2, 1992, SEI Financial Services ("SFS"), a wholly owned subsidiary of SEI, became the Funds' exclusive Distributor pursuant to a distribution agreement dated October 30, 1992.

     The Company has adopted a Distribution Plan (the Plan) for those Funds offering Class A and C shares. The Plan provides for the payment by the Company to the Distributor of up to 0.25% of the daily net assets of each Class A and C Portfolio to which the Plan is applicable. The Distributor is authorized to use this fee as compensation for its distribution-related services and as payment to certain securities broker/dealers and financial institutions that enter into shareholder servicing agreements or broker agreements with the Distributor. The Funds paid approximately $2,071,000 to affiliated brokers for commissions earned on the sales of the shares of the Funds.

     Certain officers of the Company are also officers of the Administrator. Such officers are paid no fees by the Funds.

     The Funds have paid legal fees in the amount of $187,000 to a law firm in which the Secretary of the Company is a partner.

   NOTES TO
   FINANCIAL
   STATEMENTS
   (CONTINUED)

   AS OF
   JUNE 30, 1997



5.   INVESTMENT TRANSACTIONS
     During the year ended June 30, 1997, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

---------------------------------------------------------------------------------------------------------------
                                             ---------------------------------  -------------------------------
                                                          PURCHASES                            SALES
                                             ---------------------------------  -------------------------------
                                                 U.S.                              U.S.
  PORTFOLIO INVESTMENT TRANSACTIONS (000)     GOVERNMENT    OTHER      TOTAL    GOVERNMENT    OTHER      TOTAL
                                             ------------ ---------  ---------  ----------  --------- ---------
  Equity Index Fund                          $      --    $  41,562  $  41,562  $      --   $  21,792 $  21,792
  Core Equity Fund                                  --      360,782    360,782         --     377,058   377,058
  Growth Equity Fund                                --       99,072     99,072         --      95,849    95,849
  Special Equity Fund                               --       47,567     47,567         --      47,793    47,793
  International Growth Fund                         --       93,823     93,823         --      80,367    80,367
  Balanced Fund                                 17,498       37,932     55,430      6,264      51,482    57,746
  Short Term Income Fund                        18,275       11,227     29,502     18,994       7,177    26,171
  Short-Intermediate Bond Fund                 169,942       73,534    243,476    160,267      83,151   243,418
  Government Income Fund                        26,799           --     26,799     23,101          --    23,101
  Bond Fund                                    289,125       99,353    388,478    286,710     112,502   399,212
  Global Bond Fund                                  --       24,856     24,856         --      30,685    30,685
  Intermediate Municipal Fund                       --          942        942         --         365       365
  Pennsylvania Municipal Bond Fund                  --        6,182      6,182         --       4,110     4,110
  New Jersey Municipal Bond Fund                    --          867        867         --         287       287
---------------------------------------------------------------------------------------------------------------

     Certain net capital losses incurred subsequent to October 31, 1996 have been deferred for tax purposes and will be recognized during the fiscal year ended June 30, 1998. The Funds had capital loss carryforwards at June 30, 1997, as follows:


                                            CAPITAL LOSS
                                              CARRYOVER     EXPIRES      EXPIRES      EXPIRES       EXPIRES
                                               6/30/97       2002         2003         2004          2005
                                           ------------- ----------  -------------   ----------   -----------
  Short Term Income Fund                   $    88,520   $       --  $          --   $       --   $    88,520
  Short-Intermediate Bond Fund               2,907,103           --      1,483,436     217,497      1,206,170
  Government Income Fund                       319,174           --        222,660       4,127         92,387
  Bond Fund                                  1,702,115           --             --           --     1,702,115
  Global Bond Fund                           1,573,551           --        844,493           --       729,058
  Intermediate Term Municipal Bond Fund         79,158           --         41,918       34,827         2,413
  Pennsylvania Municipal Bond Fund              96,691       73,679             95        8,784        14,133
  Treasury Reserve                               9,082           --             --           --         9,082
  Cash Reserve                                 167,012      134,628         23,362        9,022            --
  Tax-Free Reserve                              54,381        5,273         44,981        4,127            --
-------------------------------------------------------------------------------------------------------------

For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains.
     At June 30, 1997 the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial purposes. The aggregate gross unrealized gain or loss on securities at June 30, 1997 for each fund within the CoreFunds is as follows:


----------------------------------------------------------------------------------------------------------------
                                                                          ------------   ------------   --------
                                                                            AGGREGATE      AGGREGATE
                                                                              GROSS          GROSS
  AGGREGATE GROSS UNREALIZED GAIN (LOSS) (000)                            APPRECIATION   DEPRECIATION      NET
                                                                          ------------   ------------   --------
  Equity Index Fund                                                        $100,868        $(2,365)     $98,503
  Core Equity Fund                                                          125,274        (13,875)     111,399
  Growth Equity Fund                                                         46,345         (1,369)      44,976
  Special Equity Fund                                                        16,602        (10,082)       6,520
  International Growth Fund                                                  32,813         (4,297)      28,516
  Balanced Fund                                                              20,203         (1,004)      19,199
  Short Term Income Fund                                                         40            (27)          13
  Short-Intermediate Bond Fund                                                  794           (497)         297
  Government Income Fund                                                        191           (141)          50
  Bond Fund                                                                   1,253           (618)         635
  Global Bond Fund                                                              119           (356)        (237)
  Intermediate Municipal Fund                                                    22             (1)          21
  Pennsylvania Municipal Bond Fund                                              278            (20)         258
  New Jersey Municipal Bond Fund                                                 48             (1)          47
----------------------------------------------------------------------------------------------------------------

                            [SQUARE BULLET] COREFUND


6. FORWARD FOREIGN CURRENCY CONTRACTS

The International Growth Fund and Global Bond Fund enter into forward foreign currency contracts as hedges against portfolio positions. Such contracts, which protect the value of a Fund's investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. The following forward foreign currency contracts were outstanding at June 30, 1997:

---------------------------------------------------------------------------------------------------------------
  GLOBAL BOND FUND:
  Foreign Currency Sales:
                                                                                                   Unrealized
                                                             Contracts to       In Exchange       Appreciation/
                                                            Deliver/Receive         For          (Depreciation)
                                                            ---------------     -----------      --------------
  7/23/97                                                   DM    9,450,000      $5,471,917       $   45,959
  7/23-9/23/97                                              DK   17,000,000       2,640,875           75,155
  9/12/97                                                   GP    3,030,000       5,000,864            3,373
  9/23/97                                                   SK   13,376,000       1,742,347            7,518
                                                                                                  ----------
  Net Unrealized Appreciation                                                                     $  132,005
                                                                                                  ==========
---------------------------------------------------------------------------------------------------------------


CURRENCY LEGEND

DM     German Marks
DK     Danish Kroner
GP     British Pounds
SK     Swedish Krona


At June 30, 1997, the CoreFund Global Bond Fund had unrealized gains on closed but unsettled forward foreign currency contracts of $83,006 scheduled to settle between July 23, 1997 and September 12, 1997.

   NOTES TO
   FINANCIAL
   STATEMENTS
   (CONTINUED)

   AS OF
   JUNE 30, 1997

7. CONCENTRATION OF CREDIT RISK

     The Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund, and Tax-Free Reserve invest in debt instruments of municipal issuers. Although these Funds maintain a diversified portfolio, with the exception of the Pennsylvania Municipal Bond Fund and the New Jersey
Municipal Bond Fund, the issuers ability to meet their obligations may be affected by economic developments in a specific state or region.

     The Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund, and Tax-Free Reserve invest in securities that include revenue bonds, tax exempt commercial paper, tax and revenue anticipation notes, and general obligation bonds. At June 30, 1997, the percentage of portfolio investments by each revenue source was as follows:

---------------------------------------------------------------------------------------------------------------
                                                             ------------  ------------    ----------  --------
                                                             INTERMEDIATE  PENNSYLVANIA    NEW JERSEY
                                                               MUNICIPAL     MUNICIPAL      MUNICIPAL
                                                                 BOND          BOND           BOND     TAX-FREE
                                                                 FUND          FUND           FUND      RESERVE
                                                             ------------  ------------    ----------  --------
  REVENUE BONDS:
     Education Bonds                                             10.9%          25.1%          21.1%       8.9%
     Health Care Bonds                                            6.8           11.1            9.4        8.3
     Transportation Bonds                                        11.2            6.6            2.8        4.4
     Utility Bonds                                               14.8           10.1           10.3        6.6
     Housing Bonds                                               --              3.5           --          6.5
     Pollution Control Bonds                                     --             --             --         10.4
     Industrial Bonds                                             5.3           15.4           --          7.8
     Public Facility Bonds                                       --              1.3            2.9        1.6
     Resource Recovery Bonds                                     --             --             --          0.8
     Other                                                       18.3            1.6            6.6       11.7
  GENERAL OBLIGATIONS                                            32.7           25.3           46.9        3.5
  TAX EXEMPT COMMERCIAL PAPER                                    --             --             --         23.9
  TAX AND REVENUE ANTICIPATION NOTES                             --             --             --          1.6
  TAX ANTICIPATION NOTES                                         --             --             --          4.0
                                                                ------         ------         ------     ------
                                                                100.0%         100.0%         100.0%     100.0%
---------------------------------------------------------------------------------------------------------------

     The rating of long-term debt as a percentage of total value of investments at June 30, 1997 is as follows:

--------------------------------------------------------------------------------------------------------------------
                            ---------- ------------ ----------  ------  ------ ------------ ------------  ----------
                                          SHORT-                                            PENNSYLVANIA  NEW JERSEY
                            SHORT TERM INTERMEDIATE GOVERNMENT          GLOBAL INTERMEDIATE  MUNICIPAL    MUNICIPAL
                              INCOME       BOND       INCOME     BOND    BOND    MUNICIPAL     BOND          BOND
                               FUND        FUND        FUND      FUND    FUND      FUND        FUND          FUND
                            ---------- ------------ ----------  ------  ------ ------------ ------------  ----------
STANDARD & POORS RATINGS:
  AAA                          56%         71%         98%        77%     84%       68%          65%          37%
  AA+                          --          --          --         --      10         3           --           --
  AA                            3          --          --         --       5        16           11           18
  AA-                           1           2          --          1      --         3            8            9
  A+                           13           4          --          3      --         3            3           --
  A                             3           5          --          3      --        --            2           --
  A-                            3           2          --          1      --        --            1           --
  BBB+                         --           1          --          4      --        --           --           --
  BBB                           5           4          --          2      --        --           --           --
  BBB-                          5           4          --          4      --        --           --           --
  BB+                          --           1          --         --      --        --           --           --
  BB                           --           1          --         --      --        --           --           --
  NR                           11           5           2          5       1         7           10           36
                             -----       -----       -----     -----   ------    ------      ------        ------
                              100%        100%        100%       100%    100%      100%         100%         100%
--------------------------------------------------------------------------------------------------------------------

                            [SQUARE BULLET] COREFUND

     Many municipalities insure their obligations with insurance underwritten by insurance companies which undertake to pay a holder, when due, the interest and principal amount on an obligation if the issuer defaults on its obligation. Although bond insurance reduces the risk of loss due to default by the issuer, there is no assurance that the insurance company will meet its obligations. Also, some of the securities have credit enhancements (letters of credit or guarantees issued by third party domestic or foreign banks or other institutions). At June 30, 1997, the percentage of securities with credit enhancements are as follows:


----------------------------------------------------------------------------
                                                   -------       ----------
                                                   LETTERS
                                                     OF            BOND
                                                   CREDIT        INSURANCE
                                                   -------       ----------
     Intermediate Municipal Bond Fund                 --%           66.3%
     Pennsylvania Municipal Bond Fund                 --            51.4
     New Jersey Municipal Bond Fund                    3.7          19.5
     Tax-Free Reserve                                 54.2          37.8
----------------------------------------------------------------------------



8. SHARE TRANSACTIONS (000):

The following are the share transactions for the year ended June 30, 1997.

                         ------   ------- -------  ------- -------------  --------  --------    -------   --------
                         EQUITY    CORE   GROWTH   SPECIAL INTERNATIONAL
                          INDEX   EQUITY  EQUITY   EQUITY     GROWTH      BALANCED  TREASURY     CASH     TAX-FREE
                          FUND    FUND(1)  FUND     FUND       FUND         FUND     RESERVE    RESERVE    RESERVE
                         ------   ------- ------   ------- -------------  --------  --------    -------   --------
CLASS Y
Shares issued             1,368   3,083    2,709    1,267       2,555      1,854   2,548,964   2,154,887   392,069
Shares issued in lieu
   of cash distributions    158   2,104      937    1,299         840        694       4,246       3,136       229
Shares redeemed            (913) (4,824)  (2,533)  (1,549)     (2,276)    (2,286) (2,610,396) (2,061,985) (376,938)
                          -----  ------   ------   ------      ------     ------  ----------  ----------  --------
Net increase (decrease)     613     363    1,113    1,017       1,119        262     (57,186)     96,038    15,360
                          =====  ======   ======   ======      ======     ======  ==========  ==========  ========
CLASS A/C
Shares issued               123     181      120       92          35      100      12,429     44,890     3,779
Shares issued in lieu
   of cash distributions      1      57       30       31          14       23         264      1,023        79
Shares redeemed              (3)   (126)     (68)     (11)        (37)     (66)    (19,933)   (37,956)   (3,506)
                          -----  ------   ------   ------      ------     ------  ----------  ----------  --------
Net increase (decrease)     121     112       82      112          12       57      (7,240)     7,957       352
                          =====  ======   ======   ======      ======     ======  ==========  ==========  ========
TOTAL SHARE ACTIVITY
   FOR PERIOD               734     475    1,195    1,129       1,131      319     (64,426)   103,995    15,712
                          =====  ======   ======   ======      ======     ======  ==========  ==========  ========

(1) THIS FUND WAS FORMERLY KNOWN AS THE EQUITY FUND. AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

   NOTES TO
   FINANCIAL
   STATEMENTS
   (CONTINUED)

   AS OF
   JUNE 30, 1997

8. SHARE TRANSACTIONS (000): -- CONTINUED

                                        ---------- ------------  ----------   -----  ------- ------------  ------------  ----------
                                        SHORT TERM    SHORT-     GOVERNMENT          GLOBAL  INTERMEDIATE  PENNSYLVANIA  NEW JERSEY
                                          INCOME   INTERMEDIATE    INCOME     BOND    BOND      MUNICIPAL    MUNICIPAL    MUNICIPAL
                                           FUND      BOND FUND      FUND      FUND    FUND     BOND FUND     BOND FUND    BOND FUND
                                        ---------- ------------  ----------   -----  ------- ------------  ------------  ----------

      CLASS Y
      Shares issued                        1,654      4,595         844       1,850     11         84            340         52
      Shares issued in lieu
         of cash distributions               181        970          63       1,198    276          1             28          1
      Shares repurchased                  (1,154)    (5,334)       (408)     (4,823)   (62)       (27)          (267)       (39)
                                          ------     ------        ----      ------    ---       ----           ----       ----
      Net increase (decrease)                681        231         499      (1,775)   225         58            101         14
                                          ======     ======        ====      ======    ===       ====           ====       ====
      CLASS A
      Shares issued                           48         40          59          57      3          8            129         10
      Shares issued in lieu
         of cash distributions                 1         14           9           8      1          4              5          1
      Shares repurchased                      --        (88)        (32)        (32)    (1)       (19)           (40)        (2)
                                          ------     ------        ----      ------    ---       ----           ----       ----
      Net increase (decrease)                 49        (34)         36          33      3         (7)            94          9
                                          ======     ======        ====      ======    ===       ====           ====       ====
      TOTAL SHARE ACTIVITY
         FOR PERIOD                          730        197         535      (1,742)   228         51            195         23
                                          ======     ======        ====      ======    ===       ====           ====       ====

      AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                            [SQUARE BULLET] COREFUND

                                   (UNAUDITED)

FOR TAXPAYERS FILING ON A CALENDAR YEAR BASIS, THIS NOTICE IS FOR INFORMATIONAL PURPOSES ONLY.

Dear CoreFund Shareholders:
     For the fiscal year ended June 30, 1997, each portfolio is designating long-term capital gains, qualifying dividends and exempt income with regard to distributions paid during the year as follows:

                                      (A)           (B)
                                   LONG TERM     ORDINARY         (C)                       (E)
                                 CAPITAL GAINS    INCOME         TOTAL          (D)         TAX           (F)
                                 DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS  QUALIFYING     EXEMPT       FOREIGN
PORTFOLIO                         (TAX BASIS)   (TAX BASIS)   (TAX BASIS)  DIVIDENDS(1)   INTEREST   TAX CREDIT(2)
---------                        ------------- ------------- ------------- ------------   --------   -------------
Equity Index Fund                      26%           74%          100%          100%           0%       0%
Core Equity Fund                       35%           65%          100%           24%           0%       0%
Growth Equity Fund                     91%            9%          100%           92%           0%       0%
Special Equity Fund                    19%           81%          100%            4%           0%       0%
International Growth Fund              61%           39%          100%            0%           0%       9%(3)
Balanced Fund                          44%           56%          100%           18%           0%       0%
Short Term Income Fund                  0%          100%          100%            0%           0%       0%
Short-Intermediate Bond Fund            0%          100%          100%            0%           0%       0%
Government Income Fund                  0%          100%          100%            0%           0%       0%
Bond Fund                               0%          100%          100%            0%           0%       0%
Global Bond Fund                        0%          100%          100%            0%           0%       0%
Intermediate Municipal Bond Fund        0%          100%          100%            0%         100%       0%
Pennsylvania Municipal Bond Fund        0%          100%          100%            0%         100%       0%
New Jersey Municipal Bond Fund         11%           89%          100%            0%         100%       0%
Treasury Reserve                        0%          100%          100%            0%           0%       0%
Cash Reserve                            0%          100%          100%            0%           0%       0%
Tax-Free Reserve                        0%          100%          100%            0%         100%       0%

Please consult your tax adviser for proper treatment of this information.
----------
(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION.
(2) SEE ATTACHED NOTICE WHICH DETAILS THE PER SHARE AMOUNT OF FOREIGN TAXES PAID BY COUNTRY AND THE PER SHARE AMOUNT OF EACH DIVIDEND THAT REPRESENTS INCOME DERIVED FROM SOURCES WITHIN EACH COUNTRY.
(3) THIS AMOUNT REPRESENTS THE FOREIGN TAX CREDIT FOR CLASS Y. THE FOREIGN TAX CREDIT FOR CLASS A IS 10%.
 * ITEMS (A) AND (B) ARE BASED ON A PERCENTAGE OF THE PORTFOLIO'S TOTAL DISTRIBUTIONS.
** ITEMS (D), (E) AND (F) ARE BASED ON A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS OF THE PORTFOLIO.

   NOTES TO
   FINANCIAL
   STATEMENTS
   (CONTINUED)

   AS OF
   JUNE 30, 1997
                            [SQUARE BULLET] COREFUND

                                    (UNAUDITED)

FOR TAXPAYERS FILING ON A CALENDAR YEAR BASIS, THIS NOTICE IS FOR INFORMATIONAL PURPOSES ONLY.
     The CoreFund International Growth Fund has made an election under Section 853 of the Internal Revenue Code to provide a foreign tax deduction or credit to its shareholders for the fiscal year ended June 30, 1997. The information provided below is pertinent to taxpayers who meet the following two criteria: 1) file a U.S. Federal Income Tax Return on the basis of the fiscal year ended June 30, 1997, and 2) held shares of the Fund on the dividend record date of December 30, 1996.
     The amount per share of income and foreign taxes paid to each country is listed in the following schedule:

                                                                       Class Y                   Class A
                                                                Gross        Foreign      Gross        Foreign
Country                                                       Dividend     Taxes Paid    Dividend    Taxes Paid
--------                                                      --------     ----------    --------    ----------
Argentina...................................................   0.0019        0.0000       0.0018       0.0000
Australia...................................................   0.0169        0.0005       0.0155       0.0005
Austria.....................................................   0.0012        0.0000       0.0011       0.0000
Belgium.....................................................   0.0035        0.0004       0.0032       0.0004
Denmark.....................................................   0.0002        0.0000       0.0002       0.0000
Finland.....................................................   0.0002        0.0000       0.0002       0.0000
France......................................................   0.0163        0.0021       0.0150       0.0021
Germany.....................................................   0.0162        0.0014       0.0148       0.0014
Hong Kong...................................................   0.0355        0.0000       0.0323       0.0000
Indonesia...................................................   0.0015        0.0000       0.0014       0.0000
Italy.......................................................   0.0058        0.0004       0.0053       0.0004
Japan.......................................................   0.0368        0.0037       0.0338       0.0037
Malaysia....................................................   0.0057        0.0013       0.0053       0.0013
Mexico......................................................   0.0004        0.0000       0.0004       0.0000
Netherlands.................................................   0.0143        0.0019       0.0132       0.0019
New Zealand.................................................   0.0018        0.0002       0.0016       0.0002
Norway......................................................   0.0003        0.0000       0.0003       0.0000
Philippines.................................................   0.0001        0.0000       0.0001       0.0000
Singapore...................................................   0.0043        0.0008       0.0040       0.0008
Spain.......................................................   0.0094        0.0006       0.0086       0.0006
South Africa................................................   0.0022        0.0001       0.0020       0.0001
Sweden......................................................   0.0078        0.0008       0.0072       0.0008
Switzerland.................................................   0.0116        0.0012       0.0106       0.0012
Thailand....................................................   0.0115        0.0009       0.0106       0.0009
United Kingdom..............................................   0.1512        0.0158       0.1391       0.0158
United States...............................................   0.0452        0.0001       0.0412       0.0001
                                                               -------       -------      -------      -------
                                                               0.4017        0.0322       0.3687       0.0322


   SHAREHOLDER
   NOTES
                            [SQUARE BULLET] COREFUND

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE CORPORATION. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE CORPORATION UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CORESTATES BANK, N.A., THE PARENT CORPORATION OF EACH FUND'S INVESTMENT ADVISER. SUCH SHARES ARE ALSO NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF A MUTUAL FUND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. CORESTATES BANK, N.A. SERVES AS CUSTODIAN FOR THE FUNDS. SEIFINANCIAL SERVICES COMPANY SERVES AS DISTRIBUTOR AND IS NOT AFFILIATED WITH CORESTATES BANK, N.A.

COREFUNDS,
INC.

[SQUARE BULLET]

DIRECTORS
EMIL J. MIKITY, CHAIRMAN
GEORGE H. STRONG
ERIN ANDERSON
THOMAS TAYLOR
CHERYL WADE

OFFICERS
DAVID G. LEE, PRESIDENT
JAMES W. JENNINGS, SECRETARY

INVESTMENT ADVISER
CORESTATES INVESTMENT ADVISERS, INC.
PHILADELPHIA, PA 19101

ADMINISTRATOR
SEI FUND RESOURCES
WAYNE, PA 19087

DISTRIBUTOR
SEIINVESTMENTS DISTRIBUTION CO.
OAKS, PA 19456

LEGAL COUNSEL
MORGAN, LEWIS &BOCKIUS
PHILADELPHIA, PA 19103

AUDITORS
ERNST & YOUNG LLP
PHILADELPHIA, PA 19103

INVESTMENT ADVISER

[COREFUND LOGO]

CORESTATES INVESTMENT ADVISERS FOR MORE INFORMATION, CALL COREFUND AT 1-800-355-CORE (2673).

                                                                    COR-F-044-05

                                 CoreFunds,Inc.
                                 -------------
                               ELITE CASH RESERVE
                                  ANNUAL REPORT
                                  June 30, 1997

                           INVESTMENT ADVISER'S REPORT
                           COREFUND ELITE CASH RESERVE
                                  JUNE 30, 1997


The CoreFund Elite Cash Reserve Fund (Class Y) returned 5.30% for the one-year period ended June 30, 1997. The Fund significantly outperformed it's benchmark index, The IBC/Donoghue All-Taxable Money Fund, which returned 4.87% for the same period.

The Fund's assets decreased by 46.1% during the period from $384.4 million on June 30, 1996 to $207 million on June 30, 1997.

The average weighted maturity was reduced during this first quarter of 1997 to accommodate this move. The average weighted maturity changed from 45-55 to 55-65 days during the one-year period. The current maturity target for the CoreFund Elite Cash Reserve is 65 to 70 days.

The portfolio structure continues to favor commercial paper as it offers the best absolute value to the Fund. Other spread products, such as, floaters, insurance funding agreements and corporate note also enhance the overall yield. We continue to use a laddered approach and look for added value along the money market yield curve.

STATEMENT OF NET ASSETS                              COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1997



                                                       PAR               VALUE
ELITE CASH RESERVE                                    (000)              (000)
--------------------------------------------------------------------------------
COMMERCIAL PAPER - 57.4%
   BANKING - 7.3%
   Abbey National Bank (A)
         5.770%, 07/01/97 ......................   $   150          $     148
   Abm Amro North American Finance
         5.479%, 07/09/97 ......................     5,000              4,994
   Cit Group Holdings
         5.628%, 08/21/97 ......................     5,000              4,961
   Eureka Securitization
         5.580%, 09/03/97 ......................     5,000              4,950
                                                                    ---------
         Total Banking                                                 15,053
                                                                    ---------
   FINANCIAL SERVICES - 23.8%
   AI Credit
         5.560%, 07/21/97 ......................     5,000              4,985
   Ameritech Capital Funding
         5.799%, 12/08/97 ......................     5,000              4,875
   Asset Securitization Coop
         5.715%, 07/10/97 ......................     4,450              4,444
         5.606%, 08/28/97 ......................     5,000              4,955
   Ciesco
         5.679%, 08/12/97 ......................     5,000              4,967
   Merrill Lynch
         5.494%, 07/01/97 ......................     5,000              5,000
         5.689%, 08/01/97 ......................     5,000              4,976
   Morgan Stanley
         5.518%, 07/15/97 ......................     5,000              4,989
         5.610%, 09/12/97 ......................     5,000              4,943
   Pitney Bowes Credit
         5.670%, 07/07/97 ......................     5,000              4,995
                                                                    ---------
         Total Financial Services                                      49,129
                                                                    ---------
   INDUSTRIAL - 16.7%
   Amoco
         5.587%, 07/08/97 ......................     5,000              4,995
         5.500%, 08/13/97 ......................     5,000              4,967
   Ford Motor Credit
         5.638%, 08/27/97 ......................     5,000              4,956
         5.640%, 12/03/97 ......................     5,000              4,878

STATEMENT OF NET ASSETS (CONTINUED)                  COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1997



                                                       PAR             VALUE
ELITE CASH RESERVE                                    (000)            (000)
--------------------------------------------------------------------------------
   General Electric Capital
         5.603%, 07/28/97 ......................     $5,000          $  4,979
         5.765%, 10/31/97 ......................      5,000             4,905
   Mobil Australia Finance
         5.694%, 08/06/97 ......................      5,000             4,972
                                                                     --------
         Total Industrial                                              34,652
                                                                     --------
   SOVEREIGNTIES - 9.6%
   Province of British Columbia
         5.655%, 07/16/97 ......................      5,000             4,988
         5.783%, 10/29/97 ......................      5,000             4,906
   Province of Quebec
         5.667%, 07/03/97 ......................      5,000             4,998
         5.603%, 07/17/97 ......................      5,000             4,988
                                                                     --------
         Total Sovereignties                                           19,880
                                                                     --------
   TOTAL COMMERCIAL PAPER
      (Cost $118,714) ............................................    118,714
-----------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 7.3%
   FHLB
         6.000%, 09/24/97 ......................      5,000             5,006
         5.260%, 12/10/97 (A) ..................      5,000             4,999
         5.810%, 01/23/98 ......................      5,000             5,000
                                                                     --------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
      (Cost $15,005) .............................................     15,005
-----------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 2.8%
   Capita Equipment Receivables Trust, Series 1996-1, Class A1
         5.600%, 10/15/97 ......................        869               869
   Goldman Sachs Asset Backed Securities Investment Trust,
      Series 1997-C, Class N  (A)
         5.688%, 07/16/97 ......................      5,000             5,000
                                                                     --------
   TOTAL ASSET-BACKED SECURITIES
      (Cost $5,869) ..............................................      5,869
-----------------------------------------------------------------------------

STATEMENT OF NET ASSETS (CONTINUED)                  COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1997



                                                       PAR             VALUE
ELITE CASH RESERVE                                    (000)            (000)
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS - 10.8%
   FINANCIAL SERVICES - 3.5%
   Abbey National Treasury Services (A)
         5.650%, 04/15/98 ......................     $5,000          $  4,998
   Associates Corporation of North America
         7.750%, 11/01/97 ......................      2,200             2,215
                                                                     --------
         Total Financial Services                                       7,213
                                                                     --------
   INDUSTRIAL - 7.3%
   E.I. duPont de Nemours
         5.590%, 10/08/97 ......................      5,000             5,000
         8.650%, 12/01/97 ......................      5,000             5,061
   Toyota Motor Credit (A)
         5.680%, 07/01/97 ......................      5,000             5,000
                                                                     --------
         Total Industrial                                              15,061
                                                                     --------
   TOTAL CORPORATE OBLIGATIONS
      (Cost $22,274) .............................................     22,274
-----------------------------------------------------------------------------
MASTER NOTES - 1.8%
   FINANCIAL SERVICES - 1.8%
   Associates Corporation of North America (A)
         5.497%, 07/01/97 ......................      3,647             3,647
   SLMA (A)
         5.220%, 07/01/97 ......................         14                14
                                                                     --------
         Total Financial Services                                       3,661
                                                                     --------
   TOTAL MASTER NOTES
      (Cost $3,661) ..............................................      3,661
-----------------------------------------------------------------------------
TIME DEPOSITS - 8.2%
   BANKING - 8.2%
   Bank of Montreal
         6.000%, 07/01/97 ......................      5,000             5,000
   First Union Bank
         6.000%, 07/01/97 ......................      2,000             2,000
   Republic New York
         6.000%, 07/01/97 ......................      5,000             5,000
   Sumitomo Bank
         6.125%, 07/01/97 ......................      5,000             5,000
                                                                     --------
         Total Banking                                                 17,000
                                                                     --------

STATEMENT OF NET ASSETS                              COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1997



                                                       PAR             VALUE
ELITE CASH RESERVE                                    (000)            (000)
--------------------------------------------------------------------------------
   TOTAL TIME DEPOSITS
      (Cost $17,000) ..............................................  $ 17,000
-----------------------------------------------------------------------------
INSURANCE FUNDING AGREEMENTS - 2.4%
   FINANCIAL SERVICES - 2.4%
   Allstate (A)
         5.745%, 07/01/97 ......................     $5,000             5,000
                                                                     --------
   TOTAL INSURANCE FUNDING AGREEMENTS
      (Cost $5,000) ...............................................     5,000
-----------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT - 7.2% BANKING - 7.2% National Westminster Bank PLC
         5.940%, 06/26/98 ......................      5,000             4,997
   Societe Generale
         6.080%, 06/09/98 ......................      5,000             4,998
   Swiss Bank
         6.020%, 06/12/98 ......................      5,000             5,002
                                                                     --------
         Total Banking                                                 14,997
                                                                     --------
   TOTAL CERTIFICATES OF DEPOSIT
      (Cost $14,997) ..............................................    14,997
-----------------------------------------------------------------------------
REPURCHASE AGREEMENT - 2.4%
   Swiss  Bank 5.95%, dated 06/30/97, matures
      07/01/97, repurchase price $5,000,826 (collateralized by U.S. Treasury Note, par value $5,025,000, 6.50%, 04/30/99;
      market value $5,121,480) .................      5,000             5,000
                                                                     --------
   TOTAL REPURCHASE AGREEMENT
      (Cost $5,000) ...............................................     5,000
-----------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.3%
   (Cost $207,520) ................................................   207,520
-----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET - (0.3%) ........................      (533)
-----------------------------------------------------------------------------

STATEMENT OF NET ASSETS (CONCLUDED)                  COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1997



                                                                       VALUE
ELITE CASH RESERVE                                                     (000)
----------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares ($0.001 par value -- 750 million authorized) based on
   206,990,198 outstanding shares .................................  $206,990
Accumulated net realized loss on investments                               (3)
-----------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0% .........................................  $206,987
-----------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE ....................     $1.00
-----------------------------------------------------------------------------

(A) VARIABLE RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JUNE 30, 1997.

FHLB -- FEDERAL HOME LOAN BANK

FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION

PLC -- PUBLIC LIMITED COMPANY

SLMA -- STUDENT LOAN MARKETING ASSOCIATION

STATEMENT OF OPERATIONS (000)                        COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
For the year ended June 30, 1997




ELITE CASH RESERVE+
--------------------------------------------------------------------------------
INVESTMENT INCOME:
         Interest .................................................   $19,367
                                                                      -------
EXPENSES:
      Investment advisory fees ....................................       710
      Less investment advisory fees waived ........................      (659)
      Administrative fees .........................................       888
      Less administrative fees waived .............................      (521)
      Transfer agent fees & expenses ..............................        57
      Registration & filing fees ..................................        35
      Printing ....................................................        32
      Professional fees ...........................................        29
      Directors fees ..............................................        10
      Insurance ...................................................         4
      Miscellaneous ...............................................        15

                                                                      -------
Total expenses ....................................................       600
                                                                      -------

NET INVESTMENT INCOME .............................................    18,767
                                                                      -------
NET REALIZED LOSS ON INVESTMENTS ..................................        (3)
                                                                      -------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............   $18,764
                                                                      =======

+THIS FUND WAS FORMERLY KNOWN AS THE FIDUCIARY RESERVE.

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)             COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
For the years ended June 30




ELITE CASH RESERVE+
--------------------------------------------------------------------------------
                                                 1997                    1996
                                              -----------              --------
OPERATIONS:
      Net investment income ................  $    18,767              $ 21,639
      Net realized loss on securities sold .           (3)                   --
                                              -----------              --------
      Net increase in net assets resulting
         from operations ...................       18,764                21,639
                                              -----------              --------
DIVIDENDS DISTRIBUTED FROM:
      Net investment income ................      (18,767)              (21,639)
                                              -----------              --------
CAPITAL SHARE TRANSACTIONS:
      Proceeds from shares issued ..........      825,899               596,669
      Cost of shares redeemed ..............   (1,003,355)             (618,820)
                                              -----------              --------
      Decrease in net assets derived from
         capital share transactions ........     (177,456)              (22,151)
                                              -----------              --------
NET DECREASE IN NET ASSETS: ................     (177,459)              (22,151)
NET ASSETS:
      Beginning of period ..................      384,446               406,597
                                              -----------              --------
      End of period ........................      206,987              $384,446
                                              ===========              ========
SHARES ISSUED AND REDEEMED:
      Shares issued ........................      825,899               596,669
      Shares redeemed ......................   (1,003,355)             (618,820)
                                              -----------              --------
      Decrease in net shares derived from
         capital share transactions ........     (177,456)              (22,151)
                                              -----------              --------
OUTSTANDING SHARES:
      Beginning of period ..................      384,446               406,597
                                              -----------              --------
      End of period ........................      206,990               384,446
                                              ===========              ========

+THIS FUND WAS FORMERLY KNOWN AS THE FIDUCIARY RESERVE.

See accompanying notes to financial statements.


FINANCIAL HIGHLIGHTS                                                                                     COREFUND MONEY MARKET FUNDS
------------------------------------------------------------------------------------------------------------------------------------
June 30, 1997




ELITE CASH RESERVE+
------------------------------------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout the Period


                                           DISTRIB-
                                           BUTIONS                                                            RATIO       RATIO OF
                          NET               FROM        NET                NET                    RATIO    OF EXPENSES   NET INCOME
                         ASSET      NET      NET       ASSET              ASSETS     RATIO        OF NET   TO AVERAGE    TO AVERAGE
                         VALUE     INVEST-  INVEST-    VALUE               END    OF EXPENSES     INCOME   NET ASSETS    NET ASSETS
                       BEGINNING    MENT     MENT       END      TOTAL  OF PERIOD  TO AVERAGE   TO AVERAGE (EXCLUDING    (EXCLUDING
                       OF PERIOD   INCOME   INCOME   OF PERIOD   RETURN   (000)    NET ASSETS   NET ASSETS   WAIVERS)     WAIVERS)
                       ---------   ------   ------   ---------   ------  --------  ----------   ----------   --------     --------
For the year ended
   June 30, 1997        $1.00       0.05    (0.05)     $1.00      5.43%  $206,987     0.17%        5.28%       0.50%        4.94%

For the year ended
   June 30, 1996        $1.00       0.05    (0.05)     $1.00      5.62%  $384,446     0.15%        5.46%       0.76%        4.85%

For the year ended
   June 30, 1995        $1.00       0.05    (0.05)     $1.00      5.46%  $406,597     0.17%        5.35%       0.81%        4.71%

For the year ended
   June 30, 1994        $1.00       0.03    (0.03)     $1.00      3.31%  $382,814     0.16%        3.24%       0.84%        2.56%

For the year ended
   June 30, 1993        $1.00       0.03    (0.03)     $1.00      3.29%  $424,363     0.17%        3.25%       0.81%        2.61%

For the year ended
   June 30, 1992        $1.00       0.05    (0.05)     $1.00      5.04%  $416,945     0.18%        4.96%       0.83%        4.31%

For the year ended
   June 30, 1991        $1.00       0.07    (0.07)     $1.00      7.49%  $453,947     0.15%        7.05%       0.80%        6.40%

For the period ended
   June 30, 1990 (1)    $1.00       0.08    (0.08)     $1.00      8.03%* $232,091     0.13%        8.42%       0.83%        7.72%

-----------------

*     RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.

(1)   THE ELITE CASH RESERVE COMMENCED OPERATIONS AUGUST 7, 1989.

      RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.

+     THIS FUND WAS FORMERLY KNOWN AS THE FIDUCIARY RESERVE.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS                        COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1997






1. ORGANIZATION

The CoreFund Elite Cash Reserve is a Fund offered by CoreFunds, Inc. (the "Company"), an open-end investment company registered under the Investment Company Act of 1940, as amended.

The Company is presently authorized to offer shares in the following Funds (the "Funds"):

      EQUITY FUNDS:                                  MONEY MARKET FUNDS:
      Equity Index Fund                              Treasury Reserve
      Core Equity Fund                               Cash Reserve
      Growth Equity Fund                             Tax-Free Reserve
      Special Equity Fund                            Elite Treasury Reserve
      International Growth Fund                      Elite Cash Reserve
      Balanced Fund                                  Elite Tax-Free Reserve

      FIXED INCOME FUNDS:
      Short Term Income
      Short-Intermediate Bond Fund
      Government Income Fund
      Bond Fund
      Global Bond Fund
      Intermediate Municipal Bond Fund
      Pennsylvania Municipal Bond Fund
      New Jersey Municipal Bond Fund

The financial statements included herein present only those of the Elite Cash Reserve. The financial statements of the remaining Funds are presented separately. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Elite Cash Reserve.

SECURITY VALUATION -- Investment securities of the Elite Cash Reserve are stated at amortized cost which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)            COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1997






SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of the purchase discounts and premiums during the respective holding period. Interest income is recorded on the accrual basis.

EXPENSES -- Expenses that are directly related to the Fund are charged directly to that Fund. Other operating expenses of the Company are prorated to the Fund on the basis of relative net assets.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared on a daily basis and are payable on the first business day of the following month. Any net realized capital gains on sales of securities for a Fund are distributed to its shareholders at least annually.

FEDERAL  INCOME TAXES -- It is the Fund's  intention to continue to qualify as a
regulated   investment  company  and  distribute  all  of  its  taxable  income.
Accordingly, no provision for Federal income taxes is required.

3.  INVESTMENT ADVISORY AND CUSTODIAL SERVICES

Pursuant to an investment advisory agreement dated April 12, 1996, investment advisory services are provided to the Company by CoreStates Investment Advisers, Inc. ("CoreStates Advisers"), a wholly-owned subsidiary of CoreStates Bank, N.A. ("CoreStates Bank"), itself a wholly-owned subsidiary of CoreStates Financial Corp. Under the terms of such agreement, CoreStates Advisers is entitled to receive an annual fee of 0.20% on the average net assets of the Elite Cash Reserve. For the year ended June 30, 1997, CoreStates Advisers earned $710,442 in investment advisory fees, of which $659,442 was voluntarily waived in order to assist the Fund in maintaining a competitive expense ratio.

CoreStates Bank serves as Custodian to the Company. Under the Custodian Agreement, CoreStates Bank holds each Fund's securities and cash items, makes receipts and disbursements of money on behalf of each Fund, collects and receives all income and other payments and distributions on account of the Funds' securities and performs other related services. CoreStates Bank may, at its discretion and at its own expense, open and maintain a sub-custody account or employ a sub-custodian on behalf of the Funds investing exclusively in the United States and may, with the Funds' Board approval and at the expense of the Funds, employ sub-custodians on behalf of the Funds who invest in foreign countries provided that CoreStates Bank shall remain liable for the performance of all of its duties under the Custodian Agreement.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)            COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1997






4.  ADMINISTRATIVE, DISTRIBUTION, AND TRANSFER AGENT SERVICES

Pursuant to an administration agreement dated October 30, 1992, as amended June 1, 1995, SEI Fund Resources ("SFR"), a wholly-owned subsidiary of SEI Corporation, acts as the Fund's Administrator. Under the terms of such agreement, SFR is entitled to receive an annual fee of 0.25% on the average daily net assets of the Elite Cash Reserve. Such a fee is computed daily and paid monthly. For the year ended June 30, 1997, administrative fees totaled $887,885 of which $521,130 was voluntarily waived in order to assist the Fund in maintaining a competitive expense ratio.

Pursuant to a transfer agency agreement dated November 16, 1995, Boston Financial Data Services ("BFDS") a subsidiary of State Street Bank and Trust Company acts as the Fund's Transfer Agent. As such, BFDS provides transfer agency, dividend disbursing, shareholder servicing and administrative services for the Fund.

On November 2, 1992, SEI Investments Distribution Co., also a wholly-owned subsidiary of SEI Corporation, became the Fund's exclusive Distributor pursuant to a distribution agreement dated October 30, 1992.

Certain officers of the Company are also officers of the Administrator. Such officers are not paid fees by the Fund.

The Fund has paid legal fees to a law firm in which the secretary of the Company is a partner.

                       NOTICE TO SHAREHOLDERS OF COREFUNDS
                                   (UNAUDITED)


              For taxpayers filing on a calendar year basis, this notice is for informational purposes only.

Dear CoreFund Shareholders:

          For the fiscal year ended June 30, 1997, the Elite Cash Reserve is designating long-term capital gains, qualifying dividends and exempt income with regard to distributions paid during the year as follows:


                            (A)*           (B)*
                         LONG TERM      ORDINARY           (C)                      (E)**
                       CAPITAL GAINS     INCOME           TOTAL         (D)**        TAX        (F)**
                       DISTRIBUTIONS  DISTRIBUTIONS   DISTRIBUTIONS  QUALIFYING    EXEMPT      FOREIGN
  PORTFOLIO             (TAX BASIS)    (TAX BASIS)     (TAX BASIS)  DIVIDENDS (1) INTEREST   TAX CREDIT
  ---------            ------------   -------------   ------------- ------------  --------   ----------
Elite Cash Reserve          0%            100%             100%          0%          0%           0%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE RECEIVED DEDUCTION.
*   ITEMS (A) AND (B) ARE BASED ON A PERCENTAGE OF THE FUNDS'
    TOTAL  DISTRIBUTION.
**  ITEMS (D), (E) AND (F) ARE BASED ON A PERCENTAGE OF
    ORDINARY INCOME DISTRIBUTIONS OF THE PORTFOLIO.

Please consult your tax department for proper treatment of this information.

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors and Shareholders
CoreFunds, Inc.

We have audited the accompanying statement of net assets of the CoreFund Elite Cash Reserve of CoreFunds, Inc. (the "Fund") as of June 30, 1997, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years presented herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of June 30, 1997 and confirmation of securities not held by the custodian by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at June 30, 1997, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the years presented herein, in conformity with generally accepted accounting principles.



Philadelphia, Pennsylvania
August 12, 1997                                             /S/Ernst & Young LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Corporation. The report is not authorized for distribution to prospective investors in the Corporation unless preceded or accompanied by an effective prospectus. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, CoreStates Bank, N.A., the parent corporation of the Fund's investment adviser. Such shares are also not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.



COR-F-056-02

                                 CoreFunds, Inc.
                                 --------------
                             ELITE TREASURY RESERVE
                                  ANNUAL REPORT
                                  June 30, 1997

                           INVESTMENT ADVISER'S REPORT
                         COREFUND ELITE TREASURY RESERVE
                                  JUNE 30, 1997


The CoreFund Elite Treasury Reserve returned 5.33% net of expenses for the one-year period ended June 30, 1997. The Fund's assets decreased in size by 11.4% during the period from $24.5 million on June 30, 1996 to $21.7 million on June 30, 1997. The average weighted maturity of the Fund increased from 58 to 63 days during the one-year period. The Fund significantly outperformed its benchmark index, the IBC/Donoghue U.S. Treasury and Repo Average, which returned 4.78% for the same period.

STATEMENT OF NET ASSETS                              COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1997




                                                                                          PAR                  VALUE
ELITE TREASURY RESERVE                                                                   (000)                 (000)
--------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 35.7%
   U.S. Treasury Bills+
         5.901%, 08/21/97 ..........................................................    $   500            $    496
         5.589%, 10/16/97 ..........................................................        500                 492
         5.508%, 11/13/97 ..........................................................        500                 490
         5.564%, 11/13/97 ..........................................................        500                 490
         5.648%, 03/05/98 ..........................................................        500                 481
         5.806%, 04/02/98 ..........................................................        500                 479
         5.796%, 04/30/98 ..........................................................        500                 477
         5.587%, 05/28/98 ..........................................................        500                 476
   U.S. Treasury Notes
         5.500%, 07/31/97 ..........................................................        400                 400
         5.750%, 10/31/97 ..........................................................        500                 500
         5.250%, 12/31/97 ..........................................................        500                 499
         5.625%, 01/31/98 ..........................................................        900                 900
   U.S. Treasury STRIPS+
         5.400%, 08/15/97 ..........................................................        500                 497
         5.684%, 11/15/97 ..........................................................        700                 686
         5.725%, 05/15/98 ..........................................................        400                 381
                                                                                                           --------
   TOTAL U.S. TREASURY OBLIGATIONS
      (Cost $7,744) ....................................................................................      7,744
-------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 64.7%
   Aubrey Lanston 5.90%,  dated 06/30/97,  matures  07/01/97,  repurchase  price
      $5,000,819  (collateralized  by U.S.  Treasury Note, par value $5,020,000,
      6.00%, 09/30/98;
      market value $5,100,320) .....................................................      5,000               5,000
   First National  Bank of Chicago  5.95%,  dated  06/30/97,  matures  07/01/97, repurchase price  $1,007,166  (collateralized  by U.S.  Treasury Note, par value $1,035,000,
      5.75%, 10/31/00; market value $1,030,550) ....................................      1,007               1,007
   Goldman Sachs 5.80%, dated 06/30/97, matures 07/01/97,
      repurchase price $900,145 (collateralized by U.S. Treasury
      Note, par value $865,000, 9.125%, 05/15/99;
      market value $921,484) .......................................................        900                 900
   Hong Kong Shanghai Bank 5.80%, dated 06/30/97,  matures 07/01/97,  repurchase price $600,097  (collateralized by U.S. Treasury Note, par value $585,000,
      7.25%, 05/15/04;
      market value $617,643) .......................................................        600                 600

STATEMENT OF NET ASSETS (CONCLUDED)                                                     COREFUND MONEY MARKET FUNDS
-------------------------------------------------------------------------------------------------------------------
June 30, 1997



                                                                                            PAR               VALUE
ELITE TREASURY RESERVE                                                                     (000)              (000)
-------------------------------------------------------------------------------------------------------------------
   Merrill Lynch 5.60%,  dated  06/30/97,  matures  07/01/97,  repurchase  price
      $900,140  (collateralized  by U.S.  Treasury  Note,  par  value  $910,000,
      6.125%, 05/15/98;
      market value $919,646) ......................................................     $   900            $    900
   Sanwa Bank 5.85%, dated 06/30/97, matures 07/01/97,
      repurchase price $5,000,813 (collateralized by U.S.
      Treasury Note, par value $4,985,000, 6.125%, 08/31/98;
      market value $5,100,154) ....................................................       5,000               5,000
   Swiss Bank 5.875%, dated 06/30/97, matures 07/01/97,
      repurchase price $600,098 (collateralized by U.S. Treasury
      Note, par value $625,000, 5.625%, 11/30/00;
      market value $616,438) ......................................................         600                 600
                                                                                                           --------
   TOTAL REPURCHASE AGREEMENTS
      (Cost $14,007) ..................................................................................      14,007
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.4%
   (Cost $21,751) .....................................................................................      21,751
-------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET - (0.4%) ............................................................         (84)
-------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares ($0.001 par value -- 250 million authorized shares)
   based on 21,666,504 outstanding shares .............................................................      21,667
-------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0% .............................................................................     $21,667
-------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE ........................................................       $1.00
-------------------------------------------------------------------------------------------------------------------

+ EFFECTIVE YIELD

STRIPS -- SEPARATELY TRADED REGISTERED INTEREST AND PRINCIPAL OF SECURITIES

                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS (000)              COREFUND MONEY MARKET FUNDS
----------------------------------------------------------------------
For the year ended June 30, 1997




ELITE TREASURY RESERVE+
----------------------------------------------------------------------
NVESTMENT INCOME:
         Interest ...........................................   $1,392
                                                                ------
EXPENSES:
      Investment advisory fees ..............................       52
      Less investment advisory fees waived ..................      (47)
      Administrative fees ...................................       64
      Less administrative fees waived .......................      (39)
      Transfer agent fees & expenses ........................       18
      Professional fees .....................................        2
      Registration & filing fees ............................       (9)
      Printing ..............................................        4
                                                                ------

Total expenses ..............................................       45
                                                                ------

NET INVESTMENT INCOME .......................................    1,347
                                                                ------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........   $1,347
                                                                ======


+THIS FUND WAS FORMERLY KNOWN AS THE FIDUCIARY TREASURY RESERVE.

                See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)             COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
For the years ended June 30




ELITE TREASURY RESERVE+
--------------------------------------------------------------------------------
                                                   1997               1996
                                                   ----               ----
OPERATIONS:
      Net investment income .................  $   1,347           $   1,112
                                               ---------           ---------
      Net increase in net assets resulting
         from operations ....................      1,347               1,112
                                               ---------           ---------
DIVIDENDS DISTRIBUTED FROM:
      Net investment income .................     (1,347)             (1,112)
                                               ---------           ---------
      Total dividends distributed ...........     (1,347)             (1,112)
                                               ---------           ---------
CAPITAL SHARE TRANSACTIONS:
      Proceeds from shares issued ...........     40,896              26,668
      Cost of shares redeemed ...............    (43,727)            (20,565)
                                               ---------           ---------
      Increase (decrease) in net assets derived from
         capital share transactions .........     (2,831)              6,103
                                               ---------           ---------
NET INCREASE (DECREASE) IN NET ASSETS .......     (2,831)              6,102
NET ASSETS:
      Beginning of period ...................     24,498              18,396
                                               ---------           ---------
      End of period .........................    $21,667            $ 24,498
                                               =========           =========
SHARES ISSUED AND REDEEMED:
      Shares issued .........................     40,896              26,668
      Shares redeemed .......................    (43,727)            (20,565)
                                               ---------           ---------
      Increase (decrease) in net shares derived from
         capital share transactions .........     (2,831)              6,103
                                               ---------           ---------
OUTSTANDING SHARES:
      Beginning of period ...................     24,498              18,395
                                               ---------           ---------
      End of period .........................     21,667              24,498
                                               =========           =========

+THIS FUND WAS FORMERLY KNOWN AS THE FIDUCIARY TREASURY RESERVE.


                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS                                                                                     COREFUND MONEY MARKET FUNDS
------------------------------------------------------------------------------------------------------------------------------------
June 30, 1997




ELITE TREASURY RESERVE+
------------------------------------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout the Period
                                                                                                                RATIO       RATIO
                           NET            DISTRIBUTIONS NET                 NET                      RATIO   OF EXPENSES NET INCOME
                          ASSET       NET   FROM NET   ASSET               ASSETS       RATIO        OF NET   TO AVERAGE TO AVERAGE
                          VALUE     INVEST-  INVEST-   VALUE                END      OF EXPENSES     INCOME   NET ASSETS NET ASSETS
                        BEGINNING    MENT     MENT      END       TOTAL  OF PERIOD    TO AVERAGE   TO AVERAGE (EXCLUDING (EXCLUDING
                        OF PERIOD   INCOME   INCOME   OF PERIOD   RETURN   (000)      NET ASSETS   NET ASSETS   WAIVERS)   WAIVERS)
                        ---------   ------   ------   ---------   ------ ---------   -----------   ---------- ---------- ----------

For the year ended
   June 30, 1997         $1.00       0.05    (0.05)     $1.00      5.33%  $21,667       0.17%         5.20%      0.50%      4.87%

For the year ended
   June 30, 1996         $1.00       0.05    (0.05)     $1.00      5.54%  $24,498       0.19%         5.39%      0.80%      4.78%

For the year ended
   June 30, 1995         $1.00       0.05    (0.05)     $1.00      5.24%  $18,396       0.23%         5.09%      0.87%      4.45%

For the year ended
   June 30, 1994         $1.00       0.03    (0.03)     $1.00      3.10%  $20,363       0.28%         3.03%      0.91%      2.40%

For the year ended
   June 30, 1993         $1.00       0.03    (0.03)     $1.00      3.17%  $27,614       0.18%         3.19%      0.85%      2.52%

For the period ended
   June 30, 1992 (1)     $1.00       0.02    (0.02)     $1.00      2.00%* $49,328      0.05%          3.95%      0.80%      3.20%



--------------------------------------------------------------------------------
 *    RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
(1) THE ELITE TREASURY RESERVE COMMENCED OPERATIONS ON DECEMBER 10, 1991. RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.
+     THIS FUND WAS FORMERLY KNOWN AS THE FIDUCIARY TREASURY RESERVE.

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS                        COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1997




1. ORGANIZATION

The CoreFund Elite Treasury Reserve is a Fund offered by CoreFunds, Inc. (the "Company"), an open-end investment company registered under the Investment Company Act of 1940, as amended.

The Company is presently authorized to offer shares in the following Funds (the "Funds"):

      EQUITY FUNDS:                                  MONEY MARKET FUNDS:
      Equity Index Fund                              Treasury Reserve
      Core Equity Fund                               Cash Reserve
      Growth Equity Fund                             Tax-Free Reserve
      Special Equity Fund                            Elite Treasury Reserve
      International Growth Fund                      Elite Cash Reserve
      Balanced Fund                                  Elite Tax-Free Reserve

      FIXED INCOME FUNDS:
      Short Term Income Fund
      Short-Intermediate Bond Fund
      Government Income Fund
      Bond Fund
      Global Bond Fund
      Intermediate Municipal Bond Fund
      Pennsylvania Municipal Bond Fund
      New Jersey Municipal Bond Fund

The financial statements included herein present only those of the Elite Treasury Reserve. The financial statements of the remaining Funds are presented separately. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Elite Treasury Reserve.

SECURITY VALUATION -- Investment securities of the Elite Treasury Reserve are stated at amortized cost which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)            COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1997






SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of the purchase discounts and premiums during the respective holding period. Interest income is recorded on the accrual basis.

REPURCHASE  AGREEMENTS  --  Securities  pledged  as  collateral  for  Repurchase
Agreements are held by each Fund's custodian bank until maturity of the Repurchase Agreements. Provisions of the Agreements and procedures adopted by the Adviser ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into insolvency proceedings, realization of the collateral by the Fund may be delayed or limited.

EXPENSES -- Expenses that are directly related to the Fund are charged directly to that Fund. Other operating expenses of the Company are prorated to the Fund on the basis of relative net assets.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared on a daily basis and are payable on the first business day of the following month. Any net realized capital gains on sales of securities for a Fund are distributed to its shareholders at least annually.

FEDERAL  INCOME TAXES -- It is the Fund's  intention to continue to qualify as a
regulated   investment  company  and  distribute  all  of  its  taxable  income.
Accordingly, no provision for Federal income taxes is required.

3.  INVESTMENT ADVISORY AND CUSTODIAL SERVICES

Pursuant to an investment advisory agreement dated April 12, 1996, investment advisory services are provided to the Company by CoreStates Investment Advisers, Inc. ("CoreStates Advisers"), a wholly-owned subsidiary of CoreStates Bank, N.A. ("CoreStates Bank"), itself a wholly-owned subsidiary of CoreStates Financial Corp. Under the terms of such agreement, CoreStates Advisers is entitled to receive an annual fee of 0.20% on the average net assets of the Elite Treasury Reserve. For the year ended June 30, 1997, CoreStates Advisers earned $51,711 in investment advisory fees, of which $46,509 was voluntarily waived in order to assist the Fund in maintaining a competitive expense ratio.

CoreStates Bank serves as Custodian to the Company. Under the Custodian Agreement, CoreStates Bank holds each Fund's securities and cash items, makes receipts and disbursements of money on behalf of each Fund, collects and receives all income and other payments and distributions on account of the Funds' securities and performs other related services. CoreStates Bank may, at its discretion and at its own expense, open and maintain a sub-custody account or employ a sub-custodian on behalf of the Funds investing exclusively in the United States and may, with the Funds'

NOTES TO FINANCIAL STATEMENTS (CONTINUED)            COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1997






Board approval and at the expense of the Funds, employ sub-custodians on behalf of the Funds who invest in foreign countries provided that CoreStates Bank shall remain liable for the performance of all of its duties under the Custodian Agreement.

4. ADMINISTRATIVE, DISTRIBUTION, AND TRANSFER AGENT SERVICES

Pursuant to an administration agreement dated October 30, 1992, as amended June 1, 1995, SEI Fund Resource ("SFR"), a wholly-owned subsidiary of SEI Corporation, acts as the Fund's Administrator. Under the terms of such agreement, SFR is entitled to receive an annual fee of 0.25% on the average daily net assets of the Elite Treasury Reserve. Such a fee is computed daily and paid monthly. For the year ended June 30, 1997, administrative fees totaled $64,633 of which $38,795 was voluntarily waived in order to assist the Fund in maintaining a competitive expense ratio.

Pursuant to a transfer agency agreement dated November 16, 1995, Boston Financial Data Services ("BFDS") a subsidiary of State Street Bank and Trust Company acts as the Fund's Transfer Agent. As such, BFDS provides transfer agency, dividend disbursing, and shareholder servicing for the Fund.

On November 2, 1992, SEI Investments Distribution Co., also a wholly-owned subsidiary of SEI Corporation, became the Fund's exclusive Distributor pursuant to a distribution agreement dated October 30, 1992.

Certain officers of the Company are also officers of the Administrator. Such officers are not paid fees by the Fund.

The Fund has paid legal fees to a law firm in which the secretary of the Company is a partner.

                       NOTICE TO SHAREHOLDERS OF COREFUNDS
                                   (UNAUDITED)


              For taxpayers filing on a calendar year basis, this notice is for informational purposes only.

Dear CoreFund Shareholders:

      For the fiscal year ended June 30, 1997, the Elite Treasury Reserve Fund is designating long-term capital gains, qualifying dividends and exempt income with regard to distributions paid during the year as follows:

                                       (A)*           (B)*
                                     LONG TERM      ORDINARY         (C)                      (E)**
                                   CAPITAL GAINS     INCOME         TOTAL         (D)**        TAX        (F)**
                                   DISTRIBUTIONS  DISTRIBUTIONS DISTRIBUTIONS  QUALIFYING    EXEMPT      FOREIGN
           PORTFOLIO                (TAX BASIS)    (TAX BASIS)   (TAX BASIS)  DIVIDENDS (1) INTEREST   TAX CREDIT
          ------------             ------------   ------------  ------------  ------------  --------   ----------
Elite Treasury Reserve                  0%            100%          100%           0%          0%          0%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE RECEIVED DEDUCTION.
*   ITEMS (A) AND (B) ARE BASED ON A PERCENTAGE OF THE
    PORTFOLIOS' TOTAL  DISTRIBUTION.
**  ITEMS (D), (E) AND (F) ARE BASED ON A
    PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS OF THE PORTFOLIO.

Please consult your tax department for proper treatment of this information.

                         REPORT OF INDEPENDENT AUDITORS


Board of Directors and Shareholders
CoreFunds, Inc.

We have audited the accompanying statement of net assets of the CoreFund Elite Treasury Reserve of CoreFunds, Inc. (the "Fund") as of June 30, 1997, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years presented herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of June 30, 1997 and confirmation of securities not held by the custodian by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at June 30, 1997, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the years presented herein, in conformity with generally accepted accounting principles.




Philadelphia, Pennsylvania
August 12, 1997                                             /S/ERNST & YOUNG LLP

                                      NOTES

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Corporation. The report is not authorized for distribution to prospective investors in the Corporation unless preceded or accompanied by an effective prospectus. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, CoreStates Bank, N.A., the parent corporation of the Fund's investment adviser. Such shares are also not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.



COR-F-057-02

                                 CoreFunds,Inc.
                                 -------------
                             ELITE TAX-FREE RESERVE
                                  ANNUAL REPORT
                                  June 30, 1997

                           INVESTMENT ADVISER'S REPORT
                         COREFUND ELITE TAX-FREE RESERVE
                                  JUNE 30, 1997


The CoreFund Elite Tax-Free Reserve returned 3.42% for the one-year period ended June 30, 1997. This compared with a return of 3.03% for the Benchmark Index, the IBC/Donoghue Tax Free Average, for the same period. The Fund grew by 70.3% during the period from $86.5 million on June 30, 1996 to $147.3 million on June 30, 1997.

The average weighed maturity of the Tax-Free Reserve was 41 days during the year. And, the Fund's one year effective yield was 3.42%, as the Fund outperformed its benchmark.

During the first six months of this period we experienced normal patterns in the tax-free money market securities market. The market is driven by seasonality in terms of the amount of cash in the market. Typically during January, June, and July, yields fall due to an abundance of cash in the market. However, in January of 1997, a new pattern emerged as a strong decline in prerefunded bonds took cash out of the market. As a result, supply was adequate and yields were fabulous.

Throughout the first half of 1997, conditions have remained positive for the Fund. For a few days in June, the tax-exempt rate was equal to the taxable rate. We're seeing changes to the fundamentals of the market that are resulting in higher yields. And, the trend should continue. It appears that supply should remain strong and, with more availability comes higher yields.

Our strategy will remain steady as we keep the average maturity of the Fund between 40 and 60 days. We will extend out on the yield curve when we see an issue of high value. We will also continue to utilize commercial paper and smaller note deals as appropriate. Our challenge will be to research and identify new cash flow patterns and take advantage of them in the coming months.

STATEMENT OF NET ASSETS                                                                 COREFUND MONEY MARKET FUNDS
-------------------------------------------------------------------------------------------------------------------
June 30, 1997



                                                                                           PAR               VALUE
ELITE TAX-FREE RESERVE                                                                    (000)              (000)
-------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - 101.4%
   ALABAMA - 3.9%
   Montgomery, Alabama TECP
         3.500%, 08/13/97 ...........................................................    $2,000            $  2,000
   North Alabama Environmental Improvement Authority Revenue
      Bond for Reynold Metals Project (A) (B) (C)
         4.100%, 07/01/97 ...........................................................     1,300               1,300
   Winfield, Alabama Industrial Development Authority Revenue
      Bond for Union Underwear Project (A) (B) (C)
         4.000%, 12/01/97 ...........................................................     2,400               2,400
                                                                                                           --------
         Total Alabama                                                                                        5,700
                                                                                                           --------
   ALASKA - 2.1%
   Valdez, Alaska TECP
         3.650%, 08/08/97 ...........................................................     3,075               3,075
                                                                                                           --------
   ARIZONA - 1.9%
   Arizona Agriculture Improvement and Power District Electric
      Revenue Bond for Salt River Project, Series E
      Pre-Refunded @ 100 (D)
         8.250%, 01/01/98 ...........................................................     2,710               2,773
                                                                                                           --------
   CALIFORNIA - 1.5%
   Sonoma County, California TRAN
         4.500%, 01/29/98 ...........................................................     2,200               2,212
                                                                                                           --------
   COLORADO - 1.0%
   Moffat County, Colorado Pollution Control Revenue Bond (A) (B)
         4.200%, 07/01/97 ...........................................................     1,400               1,400
                                                                                                           --------
   DELAWARE - 0.7%
   Wilmington, Delaware Franciscan Health System Hospital
      Revenue Bond (A) (B)
         4.100%, 07/01/97 ...........................................................       400                 400
   Wilmington, Delaware Hospital  Revenue Bond for Franciscan
      Health Systems Project, Series A (A) (B) (C)
         4.100%, 07/01/97 ...........................................................       700                 700
                                                                                                           --------
         Total Delaware                                                                                       1,100
                                                                                                           --------

STATEMENT OF NET ASSETS (CONTINUED)                                                     COREFUND MONEY MARKET FUNDS
-------------------------------------------------------------------------------------------------------------------
June 30, 1997



                                                                                           PAR               VALUE
ELITE TAX-FREE RESERVE                                                                    (000)              (000)
-------------------------------------------------------------------------------------------------------------------
   FLORIDA - 3.7%
   Dade County, Florida Fixed Capital Asset Acquisition Revenue
      Bond, Series 1990 (A) (B) (C)
         4.450%, 07/01/97 ...........................................................    $1,200            $  1,200
   Florida State Housing Finance Agency Revenue Bond for Carlton
      Project, Series EEE (A) (B) (C)
         4.200%, 07/01/97 ...........................................................     1,020               1,020
   Florida State Housing Finance Agency Revenue Bond for
      Huntington Project (A) (B) (C)
         4.300%, 07/01/97 ...........................................................       200                 200
   Jacksonville, Florida Hospital Revenue Bond for Methodist
      Hospital Project Pre-Refunded @ 102 (D)
         10.500%, 10/01/97 ..........................................................     2,000               2,073
   Sunshine State, Florida TECP
         3.700%, 08/12/97 ...........................................................     1,000               1,000
                                                                                                           --------
         Total Florida                                                                                        5,493
                                                                                                           --------
   GEORGIA - 0.9%
   Georgia Municipal Electric Authority Revenue Bond,
      Series B Pre-Refunded @ 102 (A) (B) (D)
         8.000%, 01/01/98 ...........................................................     1,000               1,041
   Hapeville, Georgia Industrial Development Authority
      Revenue Bond for Hapeville Hotel Project (A) (B) (C)
         4.150%, 07/01/97 ...........................................................       300                 300
                                                                                                           --------
         Total Georgia                                                                                        1,341
                                                                                                           --------
   ILLINOIS - 3.3%
   Chicago, Illinois Equipment Notes
         3.600%, 12/04/97 ...........................................................     2,500               2,500
   Chicago, Illinois O'Hare Airport Revenue Bond (A) (B) (C)
         4.200%, 07/01/97 ...........................................................       300                 300
   Illinois Development Financial Authority Pollution Control
      Revenue Bond for Amoco Oil Company Project (A) (B)
         4.000%, 07/01/97 ...........................................................       600                 600
   Illinois State Toll Highway Authority Revenue Bond,
      Series B MBIA (A) (B)
         4.150%, 07/01/97 ...........................................................     1,400               1,400
                                                                                                           --------
         Total Illinois                                                                                       4,800
                                                                                                           --------


STATEMENT OF NET ASSETS (CONTINUED)                                                     COREFUND MONEY MARKET FUNDS
-------------------------------------------------------------------------------------------------------------------
June 30, 1997



                                                                                           PAR               VALUE
ELITE TAX-FREE RESERVE                                                                    (000)              (000)
-------------------------------------------------------------------------------------------------------------------
   INDIANA - 4.6%
   Gary, Indiana Environmental Improvement Revenue Bond for
      U.S. Steel Project (A) (B) (C)
         4.100%, 07/15/97 ...........................................................   $   700           $     700
   MT Vernon, Indiana TECP
         3.450%, 07/16/97 ...........................................................       735                 735
   Sullivan, Indiana TECP
         3.950%, 07/02/97 ...........................................................     1,950               1,950
         3.500%, 07/16/97 ...........................................................     1,300               1,300
         3.550%, 09/09/97 ...........................................................     1,000               1,000
         3.800%, 09/19/97 ...........................................................     1,050               1,050
                                                                                                           --------
         Total Indiana                                                                                        6,735
                                                                                                           --------
   KANSAS - 2.1%
   Burlington, Kansas TECP
         3.800%, 07/18/97 ...........................................................     1,500               1,500
         3.800%, 08/14/97 ...........................................................     1,200               1,200
   Kansas City, Kansas Industrial Development Revenue Bond
      for PQ Corporation Project (A) (B) (C)
         4.200%, 07/01/97 ...........................................................       100                 100
   Wichita, Kansas Health Facilities Revenue Bond for Wichita
      Health Systems Project, Series XXV (A) (B) (C)
         4.350%, 07/02/97 ...........................................................       300                 300
                                                                                                           --------
         Total Kansas                                                                                         3,100
                                                                                                           --------
   KENTUCKY - 2.0%
   Pendelton, Kentucky TECP
         3.750%, 07/22/97 ...........................................................     3,000               3,000
                                                                                                           --------
   LOUISIANA - 1.1%
   Louisiana State Public Facilities Authority Revenue Bond for
      Kenner Hotel Project (A) (B) (C)
         4.150%, 07/01/97 ...........................................................       600                 600
   Louisiana State Recovery District Sales Tax Revenue Bond FGIC
         3.900%, 07/01/97 ...........................................................     1,000               1,000
                                                                                                           --------
         Total Louisiana                                                                                      1,600
                                                                                                           --------


STATEMENT OF NET ASSETS (CONTINUED)                                                     COREFUND MONEY MARKET FUNDS
-------------------------------------------------------------------------------------------------------------------
June 30, 1997



                                                                                           PAR               VALUE
ELITE TAX-FREE RESERVE                                                                    (000)              (000)
--------------------------------------------------------------------------------------------------------------------
   MASSACHUSETTS - 0.9%
   Massachusetts State GO Series B, (A) (B) (C)
         4.000%, 12/01/97 ...........................................................   $   350            $    350
   Massachusetts State Health and Educational Facilities Lahey
      Clinic Project, Series A 1 Pre-Refunded
      07/01/98 @ 102 MBIA
         7.625%, 07/01/98 ...........................................................       950               1,003
                                                                                                           --------
         Total Massachusetts                                                                                  1,353
                                                                                                           --------
   MICHIGAN - 1.8%
   Cornell Township, Michigan Economic Development
      Corporation Revenue Bond for Environmental
      Improvement (A) (B) (C)
         4.000%, 07/01/97 ...........................................................     1,900               1,900
   Delta County, Michigan Environmental Improvement Revenue
      Bond for Mead Escambia Paper Project, Series C (A) (B) (C)
         4.100%, 07/01/97 ...........................................................       600                 600
   Michigan State Strategic Fund Pollution Control Revenue Bond
      for Consumer Power Project (A) (B) (C)
         4.050%, 07/01/97 ...........................................................       100                 100
                                                                                                           --------
         Total Michigan                                                                                       2,600
                                                                                                           --------
   MISSISSIPPI - 1.6%
   Claiborne County, Mississippi TECP
         3.700%, 07/25/97 ...........................................................     1,000               1,000
   Jackson County, Port Facility Revenue Bond for Mississippi
      Chevron USA Project, Series A AMBAC (A) (B) (C)
         4.000%, 07/01/97 ...........................................................     1,400               1,400
                                                                                                           --------
         Total Mississippi                                                                                    2,400
                                                                                                           --------
   MISSOURI - 2.1%
   Claireborne, Missouri TECP
         3.800%, 07/18/97 ...........................................................       800                 800
   Missouri State Health and Educational Facilities Authority
      Revenue Bond for Washington University, Series A (A) (B)
         4.100%, 07/01/97 ...........................................................     2,300               2,300
                                                                                                           --------
         Total Missouri                                                                                       3,100
                                                                                                           --------

STATEMENT OF NET ASSETS (CONTINUED)                                                             COREFUND MONEY MARKET FUNDS
---------------------------------------------------------------------------------------------------------------------------
June 30, 1997

                                                                                         PAR               VALUE
ELITE TAX-FREE RESERVE                                                                  (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
   MONTANA - 2.0%
   Forsyth, Montana Pollution Control Revenue Bond for Portland
      General Electric Project (A) (B) (C)
         4.150%, 07/01/97 ...........................................................    $1,000            $  1,000
   Forsyth, Montana Pollution Control Revenue Bond for Portland
      General Electric Project, Series A (A) (B) (C)
         4.150%, 07/01/97 ...........................................................     2,000               2,000
                                                                                                           --------
         Total Montana                                                                                        3,000
                                                                                                           --------
   NEVADA - 3.5%
   Clark County, Nevada Industrial Development
      Revenue Bond Series C (A) (B)
         4.200%, 07/01/97 ...........................................................     3,000               3,000
   Nevada State Housing Authority Revenue Bond for Multi-
      Unit Park Project, Series A (A) (B) (C)
         4.250%, 07/01/97 ...........................................................     2,200               2,200
                                                                                                           --------
         Total Nevada                                                                                         5,200
                                                                                                           --------
   NEW HAMPSHIRE - 0.4%
   New Hampshire State Industrial Development Revenue Bond
      for Oerlikon-Burlhe Project (A) (B) (C)
         3.800%, 07/01/97 ...........................................................       600                 600
                                                                                                           --------
   NEW YORK - 4.6%
   New York City, New York GO (A) (B) (C)
         5.500%, 07/01/97 ...........................................................     2,400               2,400
   New York State Urban Development Corporate Revenue Bond
      for Correctional Facilities Project Series C,
      Pre-Refunded  @ 102  AMBAC (D)
         7.625%, 01/01/98 ...........................................................     1,175               1,220
   New York State Energy Research and Development Authority
      Pollution Control Revenue Bond (A) (B) (C)
         3.600%, 12/01/97 ...........................................................     1,500               1,500
   New York State Energy Research and Development Authority
      Pollution Control Revenue Bond for Niagara Mohawk
      Power Project Series A (A) (B)
         5.450%, 07/01/97 ...........................................................       400                 400
   New York, New York General Obligation Series C (A) (B) (C)
         5.500%, 07/01/97 ...........................................................     1,300               1,300
                                                                                                           --------
         Total New York                                                                                       6,820
                                                                                                           --------

STATEMENT OF NET ASSETS (CONTINUED)                                                     COREFUND MONEY MARKET FUNDS
-------------------------------------------------------------------------------------------------------------------
June 30, 1997



                                                                                            PAR               VALUE
ELITE TAX-FREE RESERVE                                                                     (000)              (000)
-------------------------------------------------------------------------------------------------------------------
   NORTH CAROLINA - 4.0%
   Lexington, North Carolina Medical Care Community Hospital
      Revenue Bond for Memorial Hospital Project (A) (B)
         4.200%, 07/01/97 ...........................................................    $5,900            $  5,900
                                                                                                           --------
   OHIO - 2.0%
   Evandale, Ohio Industrial Development Authority
      Revenue Bond (A) (B) (C)
         3.900%, 07/01/97 ...........................................................     1,600               1,600
   Ohio State Air Quality Revenue Bond (A) (B) (C)
         4.000%, 07/01/97 ...........................................................       100                 100
   Ohio State Air Quality Revenue Bond, Series B (A) (B) (C)
         5.500%, 07/01/97 ...........................................................     1,300               1,300
                                                                                                           --------
         Total Ohio                                                                                           3,000
                                                                                                           --------
   OREGON - 3.5%
   Port of Portland, Oregon Pollution Control Revenue Bond
      for Reynold Metals Project (A) (B) (C)
         4.100%, 07/01/97 ...........................................................     1,800               1,800
   Port of St. Helens, Oregon Pollution Control
      Revenue Bond (A) (B) (C)
         4.050%, 07/01/97 ...........................................................     2,800               2,800
   Umatilla County, Oregon Franciscan Health System
      Revenue Bond, Series A (A) (B) (C)
         4.100%, 07/01/97 ...........................................................       300                 300
   Umatilla County, Oregon Franciscan Health System
      Revenue Bond, Series B (A) (B) (C)
         4.100%, 07/01/97 ...........................................................       200                 200
                                                                                                           --------
         Total Oregon                                                                                         5,100
                                                                                                           --------
   PENNSYLVANIA - 19.6%
   Allegheny County, Pennsylvania Revenue Bond for
      Presbyterian University Hospital (A) (B)
         4.200%, 07/01/97 ...........................................................     5,115               5,115
   Beaver County, Pennsylvania Industrial Development Authority
      Revenue Bond for Duquesne Light Company Project,
      Series A (A) (B) (C)
         4.050%, 07/01/97 ...........................................................     1,000               1,000

STATEMENT OF NET ASSETS (CONTINUED)                                                     COREFUND MONEY MARKET FUNDS
-------------------------------------------------------------------------------------------------------------------
June 30, 1997

                                                                                        FACE              MARKET
                                                                                       AMOUNT              VALUE
ELITE TAX-FREE RESERVE                                                                  (000)              (000)
-------------------------------------------------------------------------------------------------------------------
   Beaver County, Pennsylvania Industrial Development Authority
      Revenue Bond for Duquesne Light Company Project,
      Series B (A) (B) (C)
         4.050%, 07/01/97 ...........................................................    $1,100              $1,100
   Curwensville, School District TRAN
         4.160%, 06/30/98 ...........................................................       840                 841
   Langhorne, Pennsylvania Saint Mary Hospital Authority Revenue
      Bond for Franciscan Health Systems Project, Series C (A) (B)
         4.000%, 07/01/97 ...........................................................     1,100               1,100
   Langhorne, Pennsylvania Saint Mary Hospital Authority Revenue
      Bond for Franciscan Health Systems, Series C (A) (B)
         4.000%, 07/01/97 ...........................................................       600                 600
   Lehigh County, Pennsylvania Industrial Development Authority
      Revenue Bond for Allegheny Electric Project, Series A (A) (B) (C)
         4.000%, 07/01/97 ...........................................................       500                 500
   Montgomery County, Pennsylvania Series B GO
         3.600%, 10/15/97 ...........................................................       315                 315
   North Penn, Pennsylvania School District GO
         3.750%, 09/01/97 ...........................................................     1,615               1,615
   Parkland School District, Pennsylvania GO (C)
         4.000%, 09/01/97 ...........................................................       380                 380
   Pennsylvania State Higher Education Facilities Authority Revenue
      Bond for Carnegie Mellon University Project, Series B (A) (B)
         4.150%, 07/01/97 ...........................................................       800                 800
   Pennsylvania State Higher Educational Facilities Authority Revenue
      Bond for Carnegie Mellon University Project, Series A (A) (B)
         4.150%, 07/01/97 ...........................................................     1,500               1,500
   Pennsylvania State University Revenue Bond, Series A
         4.500%, 11/25/97 ...........................................................     1,750               1,756
   Souderton, Pennsylvania Area School District Bond GO FGIC
         3.750%, 09/01/97 ...........................................................     1,095               1,095
   Temple University, Pennsylvania Commonwealth
      System of Higher Education GO
         4.750%, 05/18/98 ...........................................................     1,000               1,007
   Upper Darby, School District TRAN
         4.170%, 06/30/98 ...........................................................     1,756               1,759


STATEMENT OF NET ASSETS (CONTINUED)                                                     COREFUND MONEY MARKET FUNDS
-------------------------------------------------------------------------------------------------------------------
June 30, 1997


                                                                                        FACE              MARKET
                                                                                       AMOUNT              VALUE
ELITE TAX-FREE RESERVE                                                                  (000)              (000)
-------------------------------------------------------------------------------------------------------------------
   Washington County, Pennsylvania Industrial Development
      Authority Revenue Bond for Werrerau
      Finance Company Project (A) (B) (C)
         4.250%, 07/01/97 ...........................................................    $2,500            $  2,500
   Washington County, Pennsylvania Lease Revenue Bond (A) (B) (C)
         4.200%, 07/01/97 ...........................................................     1,500               1,500
   York, Pennsylvania General Authority
      Pooled Revenue Bond (A) (B) (C)
         4.150%, 07/01/97 ...........................................................     4,350               4,350
                                                                                                           --------
         Total Pennsylvania                                                                                  28,833
                                                                                                           --------
   PUERTO RICO - 1.2%
   Puerto Rico Commonwealth TRAN, Series A
         4.000%, 07/30/97 ...........................................................     1,800               1,801
                                                                                                           --------
   TEXAS - 9.6%
   Grapevine, Texas Industrial  Development Authority Revenue Bond
      for American Airlines Project, Series B4 (A) (B) (C)
         4.100%, 07/01/97 ...........................................................       100                 100
   Grapevine, Texas Industrial Development  Corporation Revenue
      Bond for American Airlines Project, Series B2 (A) (B)
         4.100%, 07/01/97 ...........................................................       200                 200
   North Central, Texas Health Facility Development Corporation
      Revenue Bond MBIA (A) (B)
         4.100%, 07/01/97 ...........................................................       200                 200
   Nueces County, Texas Health Facilities Authority Revenue Bond
      for Driscoll Children's Foundation Project (A) (B) (C)
         4.200%, 07/01/97 ...........................................................       600                 600
   Port Corpus Christi Texas Industrial Development Corporation
      Revenue Bond, Series A (A) (B) (C)
         4.200%, 07/01/97 ...........................................................     2,000               2,000
   Tarrant County, Texas Housing Finance Authority Revenue
      Bond for Windcastle Project (A) (B) (C)
         4.300%, 07/01/97 ...........................................................     1,034               1,034
   Texas State Southwest, Texas Higher Education Authority
      Revenue Bond for Southern Methodist University (A) (B) (C)
         4.100%, 07/01/97 ...........................................................     5,000               5,000
   Texas State TAN
         4.750%, 08/29/97 ...........................................................     5,000               5,006
                                                                                                           --------
         Total Texas                                                                                         14,140
                                                                                                           --------


STATEMENT OF NET ASSETS (CONTINUED)                                                     COREFUND MONEY MARKET FUNDS
-------------------------------------------------------------------------------------------------------------------
June 30, 1997


                                                                                        FACE              MARKET
                                                                                       AMOUNT              VALUE
ELITE TAX-FREE RESERVE                                                                  (000)              (000)
-------------------------------------------------------------------------------------------------------------------
   VERMONT - 0.8%
   Vermont State Student Loan Revenue Bond, Student Loan
      Assistance Corporation Project (A) (B) (C)
         3.800%, 07/01/97 ...........................................................    $1,240            $  1,240
                                                                                                           --------

   VIRGINIA - 5.3%
   Virginia State Housing Revenue Bond
         3.800%, 06/10/98 ...........................................................     3,000               3,000
   Virginia State Peninsula Port Authority Revenue Bond for
      Dominion Terminal Project, Series 1987C (A) (B) (C)
         4.000%, 07/01/97 ...........................................................     2,005               2,005
   Virginia State Peninsula Port Authority Revenue Bond for
      Dominion Terminal Project, Series D (A) (B)
         4.100%, 07/01/97 ...........................................................     2,100               2,100
   Waynesboro, Virginia  Residential Care Facilities
      Revenue Bond (A) (B)
         4.200%, 07/01/97 ...........................................................       775                 775
                                                                                                           --------
         Total Virginia                                                                                       7,880
                                                                                                           --------
   WEST VIRGINIA - 0.9%
   Putnam County, West Virginia  Industrial Development
      Authority Revenue Bond for FMC
      Corporation Project (A) (B) (C)
         3.800%, 07/01/97 ...........................................................     1,300               1,300
                                                                                                           --------
   WYOMING - 8.8%
   Gillette County, Wyoming TECP
         3.650%, 07/07/97 ...........................................................     3,000               3,000
         3.800%, 07/11/97 ...........................................................     1,200               1,200
         3.800%, 09/10/97 ...........................................................     1,400               1,400
   Lincoln County, Wyoming Pollution Control Revenue Bond
      for Exxon Project (A) (B)
         4.000%, 07/01/97 ...........................................................     4,200               4,200
   Lincoln County, Wyoming  Pollution Control Revenue Bond
      for Exxon Project, Series D (A) (B)
         4.100%, 07/01/97 ...........................................................     1,800               1,800
   Lincoln County, Wyoming Resource Recovery Revenue Bond
      for Exxon Project, Series C (A) (B) (C)
         4.100%, 07/01/97 ...........................................................       300                 300
   Platte County, Wyoming Pollution Control
      Revenue Bond, Series A (A) (B) (C)
         4.200%, 07/01/97 ...........................................................       900                 900


STATEMENT OF NET ASSETS (CONCLUDED)                                                     COREFUND MONEY MARKET FUNDS
-------------------------------------------------------------------------------------------------------------------
June 30, 1997


                                                                                            FACE            MARKET
                                                                                           AMOUNT            VALUE
ELITE TAX-FREE RESERVE                                                                     (000)             (000)
-------------------------------------------------------------------------------------------------------------------
   Platte County, Wyoming Pollution Control
      Revenue Bond, Series B (A) (B) (C)
         4.200%, 07/01/97 ...........................................................      $100            $    100
                                                                                                           --------
         Total Wyoming                                                                                       12,900
                                                                                                           --------
   TOTAL MUNICIPAL BONDS
      (Cost $149,496) ................................................................................      149,496
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 101.4%
   (Cost $149,496) ...................................................................................      149,496
-------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET - (1.4%) ...........................................................       (2,185)
-------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares ($0.001 par value -- 250 million authorized) based
   on 147,340,849 outstanding shares .................................................................      147,341
Accumulated net realized loss on investments .........................................................          (30)
-------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0% ............................................................................     $147,311
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE .......................................................        $1.00
-------------------------------------------------------------------------------------------------------------------

AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY

FGIC -- FIANCIAL GUARANTY INSURANCE COMPANY

GO -- GENERAL OBLIGATION

MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE

TECP -- TAX-EXEMPT COMMERCIAL PAPER

TAN -- TAX ANTICIPATION NOTES

TRAN -- TAX AND REVENUE ANTICIPATION NOTES

(A) VARIABLE RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JUNE 30, 1997.

(B) PUT OR DEMAND FEATURES EXIST REQUIRING THE ISSUER TO REPURCHASE THE INSTRUMENT PRIOR TO MATURITY. THE MATURITY DATE SHOWN IS THE LESSER OF THE PUT DEMAND DATE OR MATURITY DATE.

(C) SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED BY A MAJOR COMMERCIAL BANK.

(D) PRE-REFUNDED SECURITY -- THE MATURITY DATE SHOWN IS THE PRE-REFUNDED DATE.

                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS (000)                        COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
For the year ended June 30, 1997




ELITE TAX-FREE RESERVE+
--------------------------------------------------------------------------------
INVESTMENT INCOME:
         Interest ...................................................    $3,966
                                                                         ------

EXPENSES:
      Investment advisory fees ......................................       222
      Less investment advisory fees waived ..........................      (196)
      Administrative fees ...........................................       278
      Less administrative fees waived ...............................      (169)
      Registration & filing fees ....................................        24
      Printing ......................................................        11
      Taxes - other than income .....................................         7
      Professional fees .............................................         6
      Directors fees ................................................         3
      Transfer agent fees & expenses ................................         2
      Miscellaneous .................................................         4
                                                                         ------

Total expenses ......................................................       192
                                                                         ------

NET INVESTMENT INCOME ...............................................     3,774
                                                                         ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................    $3,774
                                                                         ======

+THIS FUND WAS FORMERLY KNOWN AS THE FIDUCIARY TAX-FREE RESERVE.

                See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)             COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
For the years ended June 30



ELITE TAX-FREE RESERVE+
--------------------------------------------------------------------------------
                                                  1997                   1996
                                               ----------              --------
OPERATIONS:
      Net investment income .................. $    3,774             $   3,012
      Net realized loss on securities sold ...         --                    (5)
                                               ----------             ---------
      Net increase in net assets resulting
         from operations .....................      3,774                 3,007
                                               ----------             ---------
DIVIDENDS DISTRIBUTED FROM:
      Net investment income ..................     (3,774)               (3,012)
      Net realized gains .....................         --                    --
                                               ----------             ---------
      Total dividends distributed ............     (3,774)               (3,012)
                                               ----------             ---------
CAPITAL SHARE TRANSACTIONS:
      Proceeds from shares issued ............    226,783               224,591
      Cost of shares redeemed ................   (165,949)             (210,702)
                                               ----------             ---------
      Increase in net assets derived from
         capital share transactions ..........     60,834                13,889
                                               ----------             ---------
NET INCREASE IN NET ASSETS ...................     60,834                13,884
NET ASSETS:
      Beginning of period ....................     86,477                72,593
                                               ----------             ---------
      End of period ..........................   $147,311             $  86,477
                                               ==========             ---------
SHARES ISSUED AND REDEEMED:
      Shares issued ..........................    226,783               224,591
      Shares redeemed ........................   (165,949)             (210,702)
                                               ----------             ---------
      Increase in net shares derived from
         capital share transactions ..........     60,834                13,889
                                               ----------             ---------
OUTSTANDING SHARES:
      Beginning of period ....................     86,507                72,618
                                               ----------             ---------
      End of period ..........................    147,341                86,507
                                               ==========             =========

+THIS FUND WAS FORMERLY KNOWN AS THE FIDUCIARY TAX-FREE RESERVE.

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS                                                                                     COREFUND MONEY MARKET FUNDS
------------------------------------------------------------------------------------------------------------------------------------
June 30, 1997




ELITE TAX-FREE RESERVE+
------------------------------------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout the Period
                                                                                                                RATIO        RATIO
                         NET                               NET                NET                    RATIO   OF EXPENSES  NET INCOME
                        ASSET              DISTRIBUTIONS  ASSET             ASSETS      RATIO       OF NET   TO AVERAGE   TO AVERAGE
                        VALUE       NET       FROM NET    VALUE               END    OF EXPENSES    INCOME   NET ASSETS   NET ASSETS
                      BEGINNING  INVESTMENT  INVESTMENT    END      TOTAL  OF PERIOD  TO AVERAGE  TO AVERAGE (EXCLUDING   (EXCLUDING
                      OF PERIOD    INCOME      INCOME   OF PERIOD  RETURN    (000)    NET ASSETS  NET ASSETS   WAIVERS)     WAIVERS)
                      ---------  ---------- ----------- ---------  ------  --------- -----------  ---------- -----------  ----------
For the year ended
   June 30, 1997        $1.00       0.03       (0.03)     $1.00     3.42%   $147,311    0.17%       3.39%       0.50%         3.06%

For the year ended
   June 30, 1996        $1.00       0.03       (0.03)     $1.00     3.51%  $  86,477    0.16%       3.44%       0.76%         2.84%

For the year ended
   June 30, 1995        $1.00       0.03       (0.03)     $1.00     3.41%  $  72,593    0.19%       3.37%       0.83%         2.73%

For the year ended
   June 30, 1994        $1.00       0.02       (0.02)     $1.00     2.32%  $  78,219    0.17%       2.29%       0.82%         1.64%

For the year ended
   June 30, 1993        $1.00       0.02       (0.02)     $1.00     2.48%  $  48,424    0.19%       2.45%       0.83%         1.81%

For the period ended
   June 30, 1992 (1)    $1.00       0.02       (0.02)     $1.00     1.50%*   $66,158    0.17%       3.00%       0.89%         2.28%



---------------------

 *    RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
(1) THE ELITE TAX-FREE RESERVE COMMENCED OPERATIONS ON NOVEMBER 19, 1991. RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.
+     THIS FUND WAS FORMERLY KNOWN AS THE FIDUCIARY TAX-FREE RESERVE.

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS                        COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1997




1. ORGANIZATION

The CoreFund Elite Tax-Free Reserve is a Fund offered by CoreFunds, Inc. (the "Company"), an open-end investment company registered under the Investment Company Act of 1940, as amended.

The Company is presently authorized to offer shares in the following Funds (the "Funds"):

      EQUITY FUNDS:                                  MONEY MARKET FUNDS:
      Equity Index Fund                              Treasury Reserve
      Core Equity Fund                               Cash Reserve
      Growth Equity Fund                             Tax-Free Reserve
      Special Equity Fund                            Elite Treasury Reserve
      International Growth Fund                      Elite Cash Reserve
      Balanced Fund                                  Elite Tax-Free Reserve

      FIXED INCOME FUNDS:
      Short Term Income Fund
      Short-Intermediate Bond Fund
      Government Income Fund
      Bond Fund
      Global Bond Fund
      Intermediate Municipal Bond Fund
      Pennsylvania Municipal Bond Fund
      New Jersey Municipal Bond Fund

The financial statements included herein present only those of the Elite Tax-Free Reserve. The financial statements of the remaining Funds are presented separately. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Elite Tax-Free Reserve.

SECURITY VALUATION -- Investment securities of the Elite Tax-Free Reserve are stated at amortized cost which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion

NOTES TO FINANCIAL STATEMENTS (CONTINUED)            COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1997





and amortization of the purchase discounts and premiums during the respective holding period. Interest income is recorded on the accrual basis.

EXPENSES -- Expenses that are directly related to the Fund are charged directly to that Fund. Other operating expenses of the Company are prorated to the Fund on the basis of relative net assets.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared on a daily basis and are payable on the first business day of the following month. Any net realized capital gains on sales of securities for a Fund are distributed to its shareholders at least annually.

FEDERAL  INCOME TAXES -- It is the Fund's  intention to continue to qualify as a
regulated   investment  company  and  distribute  all  of  its  taxable  income.
Accordingly, no provision for Federal income taxes is required.

3.  INVESTMENT ADVISORY AND CUSTODIAL SERVICES

Pursuant to an investment advisory agreement dated April 12, 1996, investment advisory services are provided to the Company by CoreStates Investment Advisers, Inc. ("CoreStates Advisers"), a wholly-owned subsidiary of CoreStates Bank, N.A. ("CoreStates Bank"), itself a wholly-owned subsidiary of CoreStates Financial Corp. Under the terms of such agreement, CoreStates Advisers is entitled to receive an annual fee of 0.20% on the average net assets of the Elite Tax-Free Reserve. For the year ended June 30, 1997, CoreStates Advisers earned $222,334 in investment advisory fees, of which $196,321 was voluntarily waived in order to assist the Portfolio in maintaining a competitive expense ratio.

CoreStates Bank serves as Custodian to the Company. Under the Custodian Agreement, CoreStates Bank holds each Fund's securities and cash items, makes receipts and disbursements of money on behalf of each Fund, collects and receives all income and other payments and distributions on account of the Funds' securities and performs other related services. CoreStates Bank may, at its discretion and at its own expense, open and maintain a sub-custody account or employ a sub-custodian on behalf of the Funds investing exclusively in the United States and may, with the Funds' Board approval and at the expense of the Funds, employ sub-custodians on behalf of the Funds who invest in foreign countries provided that CoreStates Bank shall remain liable for the performance of all of its duties under the Custodian Agreement.

4.  ADMINISTRATIVE, DISTRIBUTION, AND TRANSFER AGENT SERVICES

Pursuant to an administration agreement dated October 30, 1992, as amended June 1, 1995, SEI Fund Resources ("SFR"), a wholly-owned subsidiary of SEI Corporation, acts as the Fund's Administrator. Under the terms of such agreement, SFR is entitled to receive an annual fee of 0.25% on the average daily net assets of the Elite Tax-Free Reserve. Such a fee is computed daily and paid monthly. For the year ended June 30, 1997, administrative fees totaled $277,939 of which $168,848 was voluntarily waived in order to assist the Fund in maintaining a competitive expense ratio.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)            COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1997






Pursuant to a transfer agency agreement dated November 16, 1995, Boston Financial Data Services ("BFDS") a subsidiary of State Street Bank and Trust Company acts as the Fund's Transfer Agent. As such, BFDS provides transfer agency, dividend disbursing, and shareholder servicing for the Fund.

On November 2, 1992, SEI Investments Distribution Co., also a wholly-owned subsidiary of SEI Corporation, became the Fund's exclusive Distributor pursuant to a distribution agreement dated October 30, 1992.

Certain officers of the Company are also officers of the Administrator. Such officers are not paid fees by the Fund.

The Fund has paid legal fees to a law firm in which the secretary of the Company is a partner.

5. INVESTMENT COMPOSITION

The Fund invests in securities which include revenue and general obligation instruments.

At June 30,1997, the revenue sources by purpose were as follows:

                                             % OF PORTFOLIO
                                               INVESTMENTS
                                             --------------
REVENUE INSTRUMENTS
         Education Bonds .......................   10%
         Hospital & Health Care Bonds ..........   12
         Housing Bonds .........................    5
         Industrial Bonds ......................   10
         Other Bonds ...........................   11
         Pollution Control Bonds ...............   12
         Transportation Bonds ..................    4
         Utility Bonds .........................    3
TAX EXEMPT COMMERCIAL PAPER ....................   17
GENERAL OBLIGATIONS ............................    6
TAX & REVENUE ANTICIPATION NOTES ...............   10
                                                  ----
                                                  100%
                                                  ====

In addition, certain investments are covered by insurance issued by several private issuers who guarantee the payment of interest and principal at final maturity in the event of default. Such insurance, however, does not guarantee the market value of the securities or the value of the Fund's shares.

                       NOTICE TO SHAREHOLDERS OF COREFUNDS
                                   (UNAUDITED)


      For taxpayers filing on a calendar year basis, this notice is for informational purposes only.

Dear CoreFund Shareholders:

      For the fiscal year ended June 30, 1997, the Elite Tax-Free Reserve Fund is designating long-term capital gains, qualifying dividends and exempt income with regard to distributions paid during the year as follows:

                                       (A)*           (B)*
                                     LONG TERM      ORDINARY         (C)                          (E)**
                                   CAPITAL GAINS     INCOME         TOTAL           (D)**         TAX       (F)**
                                   DISTRIBUTIONS  DISTRIBUTIONS  DISTRIBUTIONS    QUALIFYING     EXEMPT     FOREIGN
           PORTFOLIO                (TAX BASIS)    (TAX BASIS)    (TAX BASIS)    DIVIDENDS (1)  INTEREST  TAX CREDIT
         ------------              ------------   -------------  -------------   ------------   --------  ----------
Elite Tax-Free Reserve                  0%            100%            100%             0%         100%        0%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE RECEIVED DEDUCTION.
*   ITEMS  (A) AND (B) ARE  BASED  ON A  PERCENTAGE  OF THE
    PORTFOLIOS'  TOTAL  DISTRIBUTION.
** ITEMS (D), (E) AND (F) ARE BASED ON A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS OF THE PORTFOLIO.

Please consult your tax department for proper treatment of this information.

                         REPORT OF INDEPENDENT AUDITORS


Board of Directors and Shareholders
CoreFunds, Inc.

We have audited the accompanying statement of net assets of the CoreFund Elite Tax-Free Reserve of CoreFunds, Inc. (the "Fund") as of June 30, 1997, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years presented herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of June 30, 1997 and confirmation of securities not held by the custodian by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at June 30, 1997, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the years presented herein, in conformity with generally accepted accounting principles.




Philadelphia, Pennsylvania
August 12, 1997                                             /S/Ernst & Young LLP

                                      NOTES

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Corporation. The report is not authorized for distribution to prospective investors in the Corporation unless preceded or accompanied by an effective prospectus. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, CoreStates Bank, N.A., the parent corporation of the Fund's investment adviser. Such shares are also not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

[SQUARE BULLET]
COREFUND[REGISTERED MARK]
FAMILY OF MUTUAL FUNDS
-------------------------
1997
SEMI-ANNUAL REPORT
TO OUR
SHAREHOLDERS
FOR SIX MONTHS ENDING
DECEMBER 31, 1997


[GRAPHIC OF POINTER]

              COREFUNDS...INVESTING OUR EXPERIENCE IN YOUR FUTURE.

COREFUND
PORTFOLIOS
BY
ASSET
CLASS                                                   [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------

                                              FUND TRADING SYMBOL
                                              ----------------------------------
                                              (A/C SHARES)  (Y SHARES)

   EQUITY FUNDS-----------------------------------------------------------------
[SQUARE BULLET] Equity Index                       --         VEIFX
[SQUARE BULLET] Core Equity                     CVERX         CVEAX
[SQUARE BULLET] Growth Equity                   CRQAX         CRGEX
[SQUARE BULLET] Special Equity                  CSPAX         CSEQX
[SQUARE BULLET] International Growth            CROAX         CFIGX

   BALANCED FUNDS---------------------------------------------------------------
[SQUARE BULLET] Balanced                        COBAX         CBAAX

   FIXED INCOME FUNDS-----------------------------------------------------------
[SQUARE BULLET] Short Term Income                  --         COSTX
[SQUARE BULLET] Short-Intermediate Bond         CSIAX         CFBDX
[SQUARE BULLET] Government Income               CRIAX         CRYIX
[SQUARE BULLET] Bond                            CBOAX         CONIX
[SQUARE BULLET] Global Bond                     CRGAX         CGBIX

   TAX-EXEMPT INCOME FUNDS------------------------------------------------------
[SQUARE BULLET] Intermediate Municipal Bond     CRMAX         CRMYX
[SQUARE BULLET] Pennsylvania Municipal Bond     CPAAX         CPAYX
[SQUARE BULLET] New Jersey Municipal Bond       CNJAX         CNJYX

   MONEY MARKET FUNDS-----------------------------------------------------------
[SQUARE BULLET] Treasury Reserve                CTRXX         CRTXX
[SQUARE BULLET] Cash Reserve                       --         CRCXX
[SQUARE BULLET] Tax-Free Reserve                CXCXX         CRXXX

                                TABLE OF CONTENTS
                           ---------------------------
                           MESSAGE TO OUR SHAREHOLDERS
                                        1

                          INVESTING FOR THE LONG TERM
                                        2

                                 HOW TO USE YOUR
                               SEMI-ANNUAL REPORT
                                        4

                                GLOSSARY OF TERMS
                                        6

                            CHOOSING THE RIGHT FUNDS
                                        8

                                FUND DESCRIPTIONS
                                       10

                           INVESTMENT ADVISERS' REVIEW
                                       14

                            MANAGERS' DISCUSSIONS OF
                                FUND PERFORMANCE
                                       18


                              FINANCIAL STATEMENTS
                                       47

                              [GRAPHIC OF POINTER]

                              SHAREHOLDER SERVICES
                         -------------------------------
                         FOR MORE INFORMATION ON OPENING
                        A NEW ACCOUNT, MAKING CHANGES TO
                         EXISTING ACCOUNTS, PURCHASING,
                         EXCHANGING OR REDEEMING SHARES,
                           OR OTHER INVESTOR SERVICES,
                                   PLEASE CALL
                            1-800-355-CORE (2673) OR
                         REFER TO YOUR FUND PROSPECTUS.

MESSAGE
TO OUR
SHAREHOLDERS                                            [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------

DECEMBER 31, 1997

     CoreFund shareholders earned overall positive returns for the semi-annual period ending December 31, 1997 in spite of pockets of market volatility. A significant stock market decline in October, a correction in technology stock prices, and turbulence in the Asian markets caused some bumps in the road. However, with the exception of Asia, good, strong economic fundamentals continued. Healthy economic growth in the U.S., low inflation, and declining interest rates supported a stable economy, providing an encouraging outlook for long-term investors.

     MAXIMIZING OPPORTUNITIES Also during the six-month period, CoreFunds introduced a new B Class of shares for seven Funds, which gives individual investors the option of a contingent deferred sales charge rather than an up-front sales charge. We also debuted our new Elite Money Market Funds. And, we now offer a Systematic Exchange Plan, as well as weekly and overnight sweep privileges from some checking accounts. These products are all designed to increase shareholders' options and flexibility while providing fee efficiencies.

     As always, CoreFund urges you to invest for the long term. Recent changes in IRA tax legislation and the creation of the Roth IRA offer investors still additional incentives for committing to a long-term investment plan. Investors are realizing the value of staying with their strategy over the long haul.

     OUR DUTY TO YOU Many of you have read about the proposed merger between CoreStates and First Union. Your board will be considering the impact of the transaction on the Funds and you may rest assured that we will be guided by the best interests of CoreFund shareholders. Our number one job is to make sure that your best interests are served. We thank you for your confidence.

[PHOTO OF EMIL MIKITY OMITTED]

                                                  /S/ SIGNATURE
                                                  EMIL J. MIKITY
                                                  CHAIRMAN

INVESTING FOR THE
LONG TERM
--------------------------------------------------------------------------------

                               A LITTLE BIT TODAY
                                  CAN TAKE YOU
                                   A LONG WAY.

                              [GRAPHIC OF POINTER]
         Throughout this report, we talk about investing for the long term -- setting financial goals, choosing your funds, and then staying with your plan over a period of years. Why is this important? Because long-term investing can truly help you reach your financial goals.
         Whether you're investing for your retirement, a child's education, a vacation home, or some other goal, the key is to start early. This way, you can actually reduce the total amount you will need to save. That's because your money will work for you as it compounds over the years. The more time you have, the more you will benefit from compounding.
         In addition, when you stay with your plan over time, you can minimize the impact of short-term fluctuations in the market. Historically, the longer an investment is held, the less it is affected by market ups and downs.
         Finally, by investing the same amount each month, you can reduce the average cost you pay per share. Your money will buy more shares when the price is low and fewer shares when the price is high. This is a proven technique for obtaining the best possible price.

   STOCKS HAVE OUTPERFORMED OVER THE LONG TERM.
HISTORICALLY,  STOCKS HAVE EXPERIENCED GREATER SHORT-TERM  VOLATILITY,  BUT OVER
THE  LONGER  TERM,  THEY  HAVE   OUTPERFORMED   BONDS  AND  OTHER   FIXED-INCOME
INVESTMENTS.

   TIME CAN SMOOTH THE BUMPS ALONG THE WAY.
THE LONGER YOU HOLD YOUR INVESTMENT, THE LESS IT WILL BE IMPACTED BY SHORT-TERM MARKET FLUCTUATIONS. THIS CHART ILLUSTRATES THE MAXIMUM AND MINIMUM RETURNS FOR DIFFERENT INVESTMENT PERIODS. AN INVESTOR WITH A LONGER TIME HORIZON CAN AFFORD TO ASSUME GREATER RISK IN EXCHANGE FOR POTENTIALLY GREATER LONG-TERM REWARDS.

   REGULAR INVESTING IS A SIMPLE STRATEGY THAT WORKS OVER TIME.
THIS HYPOTHETICAL EXAMPLE ASSUMES MONTHLY INVESTMENTS OF $100, $300, AND $500, RESPECTIVELY, GROWING AT A COMPOUNDED ANNUAL RATE OF RETURN OF 8%.

Growth of $10,000 since 1973
[LINE GRAPH DEPICTING GROWTH OF $10,000 SINCE 1973]

SOURCE: SEI RESEARCH (S&P 500, IBBOTSON LONG TERM GOV'T BOND INDEX, IBBOTSON 30 DAY T-BILL INDEX). THIS ILLUSTRATION IS FOR HYPOTHETICAL PURPOSES ONLY AND DOES NOT REPRESENT A PARTICULAR COREFUND. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

[BAR GRAPH DEPICTING REDUCTION OF RISK OVER TIME]

SOURCE: SEI RESEARCH (S&P 500, IBBOTSON INTERMEDIATE GOV'T BOND INDEX, IBBOTSON 30 DAY T-BILL INDEX). THIS ILLUSTRATION IS FOR HYPOTHETICAL PURPOSES ONLY AND DOES NOT REPRESENT A PARTICULAR COREFUND. PAST PERFORMANCE IS NOT INDICATIVE
OF FUTURE RESULTS.

[CHART DEPICTING REGULAR INVESTING CAN HELP YOU REACH YOUR GOALS]
  MONTHLY     10       15        20        25       30
INVESTMENT  YEARS    YEARS     YEARS     YEARS     YEARS
   $100    $18,012   $33,761   $56,900   $90,899  $140,855
   $300    $54,037  $101,282  $170,700  $272,697  $422,565
   $500    $90,062  $158,803  $284,500  $454,495  $704,275

SOURCE: SEI RESEARCH. THIS ILLUSTRATION IS FOR HYPOTHETICAL PURPOSES ONLY AND DOES NOT REPRESENT A PARTICULAR COREFUND.

HOW TO USE YOUR
SEMI-ANNUAL
REPORT
--------------------------------------------------------------------------------

[GRAPHIC OF POINTER]
                               COREFUND SHARES ARE
                             CURRENTLY AVAILABLE IN
                             FOUR DIFFERENT CLASSES:

                                 CLASS Y SHARES
                        ARE FOR INSTITUTIONAL INVESTORS.

                                 CLASS A SHARES
                           ARE FRONT-END LOADED FUNDS
           FOR INDIVIDUALS INVESTING IN EQUITY AND FIXED-INCOME FUNDS.
                       THEY OFFER A VARIETY OF SHAREHOLDER
                         SERVICING FEATURES, AS WELL AS
                              SOME ADDITIONAL FEES.

                                 CLASS B SHARES
                          ARE FOR INDIVIDUAL INVESTORS,
                             OFFERING AN ALTERNATIVE
               PRICING STRUCTURE FOR THE EQUITY CLASS A SHARES AND
                          MONEY MARKET CLASS C SHARES.

                                 CLASS C SHARES
                          ARE FOR INDIVIDUALS INVESTING
                             IN MONEY MARKET FUNDS.
                       THEY OFFER A VARIETY OF SHAREHOLDER
                         SERVICING FEATURES, AS WELL AS
                              SOME ADDITIONAL FEES.

THE COREFUND 1997 SEMI-ANNUAL REPORT In the pages that follow, you will read about your specific funds, the economic trends of the past year, and the outlook going forward. But the most significant message of this 1997 Semi-Annual Report has nothing to do with market conditions, new products, or economic forecasts. Instead, we want to stress the importance of staying with your sound, long-term investment plan through all economic cycles.

On pages two and three, we discuss the reasons why investing over a period of many years can help you reduce the amount of money you will need to reach your goal, and how long-term investing can limit the impact of short-term market fluctuations on your investment. Don't underestimate the importance of starting your investment program early and saving on a regular basis. Take a few minutes and read this section. It may help you learn about new ways to reach your financial goals.

Also in this Semi-Annual Report, you will find CoreStates Investment Advisers' insights into current economic conditions and a global investment outlook. You will find a Manager's Discussion of Fund Performance for each fund in the CoreFund Family of Funds. Each manager's commentary presents a snapshot of fund performance for the 6-month period ending December 31, 1997. The managers offer you insights into the investment strategies they are employing and examine the current climate of specific markets, as well as the market forces that are expected to prevail into 1998.

WHAT
YOU NEED
TO KNOW
[SQUARE BOX]

                                                        [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------

   QUICK FUND FACTS
     Accompanying each commentary are boxes highlighting important fund information:
[SQUARE BULLET]  When a fund was opened
[SQUARE BULLET]  Portfolio size
[SQUARE BULLET]  Number of shares outstanding
[SQUARE BULLET]  Average weighted maturity of a fund's fixed-income holdings
                 (where applicable)
[SQUARE BULLET]  Seven-day effective yield (where applicable)

   PORTFOLIO COMPOSITION
     For funds with equity holdings, the individual reports include listings of the top five holdings and the percentage of the total fund invested in these holdings.

     For funds with only fixed-income or money market holdings, the reports include pie charts that show how these holdings are divided according to quality ratings, or maturity.

   PERFORMANCE DATA     EQUITY AND FIXED-INCOME FUNDS
     The performance box shows the six-month total return for the retail Class A and B shares (shown with and without the sales charge) and the institutional Class Y shares. Also, a bar chart shows each Fund's six-month total return and 30-day yield as compared with a commonly used industry index.
     For the CoreFund Class A and B shares, the performance information has been adjusted to reflect the 12b-1 fee associated with these shares. The data has also been divided to show performance with and without the assessment of a sales charge, also known as the load.

   PERFORMANCE DATA     MONEY MARKET FUNDS
     The performance boxes show the six-month cumulative total return, 7-day and 30-day yields for each class as compared to the industry benchmark that the fund manager uses to measure performance. Also, a bar chart shows each Fund's six-month total return and 7-day yield compared with a commonly used industry index.


UNDERSTANDING FUND PERFORMANCE

[SQUARE BULLET]


As you review the information in these fund reports, please remember that past performance of the portfolios does not predict future results. Also, investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

[GRAPHIC OF POINTER]

GLOSSARY
OF TERMS
--------------------------------------------------------------------------------

[GRAPHIC OF POINTER]

         Various terms used in the fund reports are defined as follows:

CLASS Y, A, B & C CoreFund shares are currently offered in these classes. Class Y shares are for institutional investors. Class A, B & C shares are for individuals. Class A, B & C shares include added features such as shareholder servicing and automatic and systematic investment plans, as well as some additional fees. Class C shares also offer checkwriting privileges.

DISTRIBUTIONS are the payments of income and capital gains to shareholders of a mutual fund. For tax purposes, capital gains distributions are calculated separately from interest income or dividends.

DIVERSIFICATION is the spreading of investment risk by putting assets in a wide-ranging portfolio of securities, such as a mutual fund.

DOLLAR-COST AVERAGING is an installment-purchase technique that involves investing a fixed amount of money in mutual fund shares at regular intervals rather than all at once. The objective is to buy fewer shares when prices are high and more shares when prices are low.

EXPENSE RATIO is the amount, expressed as a percentage of average assets, that shareholders paid in the past year for mutual fund operating expenses and management fees.

FACE VALUE is the amount the bondholder receives when the bonds are redeemed at maturity. Interest payments are based on the face value (also called "par value").

HEDGE is a defensive investment strategy, often involving the buying or selling of options, to offset possible losses and thereby to reduce risk.

INDEX is a statistical composite of selected stocks or bonds that is used to measure price fluctuations in these markets. For example, Standard & Poor's 500 Composite Index (S&P 500) is a popular measure of the stock market's performance based on prices of 500 common stocks listed on the New York and American stock exchanges or traded over the counter.

                                                        [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------

LOAD refers to sales charges that may be associated with a particular fund. Where loads are shown, both sales charges (incurred when purchasing shares) and 12b-1 fees have been included. The 12b-1 fee, named after the Securities and Exchange Commission rule that permits it, is sometimes assessed to recover costs incurred through advertising, commission payments to brokers, or other expenses associated with marketing and distributing a fund. CoreFunds offer both front-end loaded and back-end loaded funds.

MATURITY refers to the period over which a bond or other fixed income security must be held to earn the full yield offered by the issuer of the security. Average weighted maturity describes the average period of maturity in a portfolio that contains fixed income securities of varying maturities.

NET ASSET VALUE (NAV) reflects the market value of one share of the fund on the date listed. This figure is determined by taking the fund's total assets -- securities, cash, and any accrued earnings -- and then deducting liabilities and dividing by the number of shares outstanding.

     Money market funds seek to maintain a stable NAV of $1.00, although there is no guarantee they will always do so. There are three money market portfolios in the CoreFund Family of Mutual Funds: Cash Reserve, Treasury Reserve, and Tax-Free Reserve.

SWEEP ACCOUNTS allow excess checking account balances to be invested regularly in higher-yielding money market mutual fund accounts.

TOTAL RETURN shows how the value of an investment has changed from the beginning to the end of a period, assuming that dividends and capital gains have been reinvested. In the performance tables for equity and fixed income funds, total return is shown on an "annualized" basis -- it assumes performance at a constant rate for each year. In the performance boxes for money market funds, the six-month total return is shown on a "cumulative" basis -- i.e., the total return for the period from July 1, 1997 to December 31, 1997.

VOLATILITY is a description of how much the price of securities, such as mutual funds, moves up or down within a given period.

YIELD refers to the rate of return for an investment portfolio, expressed as a percentage. Yield for mutual funds is established by a formula set by the Securities and Exchange Commission. A fund's yield will fluctuate and reflect the portfolio's net earning power after fund expenses have been paid.


DEFINING THE TERMS

[SQUARE BULLET]

CHOOSING
THE
RIGHT FUNDS
--------------------------------------------------------------------------------

[GRAPHIC OF POINTER]
         The CoreFund Family offers a diverse range of high-quality mutual fund investment options designed to help you reach your financial goals.
         These include: the capital appreciation potential of equity and balanced funds, the income potential of fixed-income funds, the tax advantages of municipal bond funds, the stability of money market funds, and the expanded reach and potential of international funds. By allowing free exchange among all funds, CoreFund makes it easy for you to adapt your individual investment program to your changing needs.

THE RIGHT CHOICES FOR A WELL-ROUNDED INVESTMENT PLAN.

         Each investor has a unique notion of what the "right" mix of risk and reward should be. You may, for example, be an investor who seeks to maintain the highest possible degree of stability in your portfolio, and therefore favor money market securities. Or, you may be at the opposite end of the spectrum -- someone who is willing to accept and tolerate higher degrees of risk in exchange for the potential of higher returns offered by stocks. Because higher returns generally mean greater price fluctuations, investment decisions will always revolve around this tradeoff.

FINDING THE RIGHT MIX OF RISK AND REWARD.

         To help you align your portfolio's particular blend of stability and return with your investment preferences, CoreFunds offers a broad array of investment options.

DIVERSIFICATION
IS A WAY TO
MODERATE
YOUR RISK.

   As illustrated at right, these funds fall into distinct categories that match up with the various stages of the risk/return spectrum. By taking these factors into consideration, you can fashion a well-rounded, diversified portfolio that will help you achieve your individual investment goals while maintaining a comfortable level of risk. In this way, CoreFunds' expertise and experience can best be used to shape your investment future.

                                                        [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------


                             MUTUAL FUND CATEGORIES
LOWER                                                                     HIGHER
RETURN                                                                    RETURN


                                                     INTERNATIONAL GROWTH            [SQUARE BULLET] INTERNATIONAL GROWTH

                                                     INTERNATIONAL STOCK FUNDS
                                                     OFFER POTENTIALLY HIGHER
                                                     RETURNS, BUT CARRY SPECIAL
                                                     RISKS. THESE RISKS ARE
                                                     OUTLINED IN YOUR PROSPECTUS.

                                          GROWTH                                     [SQUARE BULLET] SPECIAL EQUITY
                                                                                     [SQUARE BULLET] GROWTH EQUITY
                                          STOCK AND BALANCED FUNDS                   [SQUARE BULLET] CORE EQUITY
                                          PURSUE LONG-TERM GROWTH.                   [SQUARE BULLET] EQUITY INDEX
                                          THEY OFFER THE GREATEST GROWTH             [SQUARE BULLET] BALANCED
                                          POTENTIAL, BUT FLUCTUATE MORE
                                          IN PRICE.

                                 INTERNATIONAL INCOME                                [SQUARE BULLET] GLOBAL BOND

                                 GLOBAL BOND FUNDS SEEK GROWTH AND
                                 INCOME OFFERING POTENTIALLY HIGHER RETURNS
                                 THAN DOMESTIC BONDS, BUT WITH LESS
                                 STABILITY OF PRINCIPAL.

                          INCOME                                                     [SQUARE BULLET] BOND
                                                                                     [SQUARE BULLET] GOVERNMENT INCOME
                          INTERMEDIATE- AND LONG-TERM TAXABLE BOND                   [SQUARE BULLET] SHORT-INTERMEDIATE BOND
                          FUNDS SEEK A MODERATE-TO-HIGH  LEVEL OF                    [SQUARE BULLET] SHORT TERM INCOME
                          INCOME AND PRESERVATION OF CAPITAL.

                   TAX-FREE INCOME                                                   [SQUARE BULLET] INTERMEDIATE MUNICIPAL BOND
                                                                                     [SQUARE BULLET] PENNSYLVANIA MUNICIPAL BOND
                   THESE FUNDS SEEK TO PROVIDE INCOME THAT                           [SQUARE BULLET] NEW JERSEY MUNICIPAL BOND
                   IS GENERALLY EXEMPT FROM INCOME TAX,
                   WHILE PRESERVING CAPITAL.

           STABILITY                                                                 [SQUARE BULLET] TREASURY RESERVE
                                                                                     [SQUARE BULLET] CASH RESERVE
           MONEY MARKET FUNDS SEEK GREATER SAFETY                                    [SQUARE BULLET] TAX-FREE RESERVE
           AND STABILITY OF PRINCIPAL WHILE
           PROVIDING INCOME.

LOWER                                                                    HIGHER
RISK                                                                     RISK


                              RISK/RETURN SPECTRUM

FUND
DESCRIPTIONS
--------------------------------------------------------------------------------

DECEMBER 31, 1997

[SQUARE BULLET]  EQUITY (STOCK) FUNDS

INVEST PRIMARILY IN SECURITIES SUCH AS COMMON STOCKS. THESE FUNDS SEEK MAXIMUM LONG-TERM GAINS THROUGH CAPITAL APPRECIATION.

                               OBJECTIVE                                FOR A LONG-TERM INVESTOR WHO IS LOOKING FOR...

[SQUARE BULLET] EQUITY         Seeks to achieve price and yield         ...results substantially in line with the performance
                INDEX FUND     performance similar to the S&P 500       of the stock market as a whole.
                               Composite Index.

[SQUARE BULLET] CORE EQUITY    Seeks growth of capital by investing     ...growth of capital and is willing to take higher
                FUND           primarily in a diversified portfolio     risk for potentially higher returns.
                               of common stocks.

[SQUARE BULLET] GROWTH         Seeks growth of capital and an           ...capital appreciation and is willing to take higher
                EQUITY FUND    increasing flow of dividends from        risk for potentially higher returns.
                               a diversified portfolio of common
                               stocks.

[SQUARE BULLET] SPECIAL        Seeks capital growth by investing        ...growth of capital and is willing to take higher risk
                EQUITY FUND    principally in a diversified             and experience greater volatility for potentially higher
                               portfolio of common stocks.              returns.

[SQUARE BULLET] INTERNATIONAL  Seeks long-term growth of capital        ...growth  of capital  and is willing to assume the
                GROWTH FUND    by investing in a portfolio of           additional risks inherent in foreign investing in
                               common stocks diversified by country     exchange for potentially higher returns.
                               and industry.


                                 [SQUARE BULLET] COREFUND FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

[SQUARE BULLET] BALANCED FUND

INVESTING IN BOTH COMMON STOCKS AND FIXED INCOME. THIS FUND SEEKS TO PROVIDE TOTAL RETURN WHILE PRESERVING CAPITAL.

                               OBJECTIVE                                FOR A LONG-TERM INVESTOR WHO IS LOOKING FOR...

[SQUARE BULLET] BALANCED FUND  Seeks to provide total return while      ...participation in a diversified portfolio program
                               preserving capital.                      that is continuously and professionally managed and is
                                                                        willing to take higher risk for potentially higher returns.

[SQUARE BULLET] FIXED INCOME (BOND) FUNDS
INVEST PRIMARILY IN INTEREST-PAYING SECURITIES ISSUED BY THE U.S. GOVERNMENT AND
ITS AGENCIES AS WELL AS CORPORATE BONDS AND COMMERCIAL  PAPER.  THESE FUNDS SEEK
TO PROVIDE A REGULAR STREAM OF CURRENT INCOME.

[SQUARE BULLET] SHORT TERM     Seeks consistent current income          ...higher yield than can be expected from either cash
                INCOME FUND    and relative stability of principal by   management funds or other short-term investments,
                               investing primarily in a diversified     but with less volatility than most longer-term bond funds.
                               portfolio of investment-grade debt
                               securities with remaining maturities
                               of three years or less.

[SQUARE BULLET] SHORT-         Seeks consistent current income by       ...higher yield than can be expected from other
                INTERMEDIATE   investing principally in a               short-term investments but without the wide swings
                BOND FUND      diversified portfolio of debt            normally attributable to long-term bond funds.
                               securities with an average weighted
                               maturity of two to five years.

FUND
DESCRIPTIONS
(CONTINUED)
--------------------------------------------------------------------------------

DECEMBER 31, 1997

[SQUARE BULLET] FIXED INCOME (BOND) FUNDS (CONTINUED)

                               OBJECTIVE                                FOR A LONG-TERM INVESTOR WHO IS LOOKING FOR...

[SQUARE BULLET] GOVERNMENT     Seeks to provide current income while    ...investment performance and can tolerate the risk
                INCOME FUND    preserving principal value and           from an actively managed portfolio of taxable fixed-income
                               maintaining liquidity.                   securities without credit risk.

[SQUARE BULLET] BOND FUND      Seeks to maximize long-term total        ...investment performance and can tolerate the associated
                               return by investing principally in a     risk from an actively managed  portfolio of taxable fixed
                               diversified portfolio of debt            income securities.
                               securities.

[SQUARE BULLET] GLOBAL         Seeks to provide capital appreciation    ...capital appreciation and current income over the
                BOND FUND      and current income through investment    long term, and is willing to assume the additional
                               in fixed income securities of the        risks of foreign investing for potentially higher returns,
                               United States and foreign issuers.       and seeks benefits of international diversification.


[SQUARE BULLET] TAX-EXEMPT INCOME FUNDS
INVEST IN GENERAL  OBLIGATION BONDS,  REVENUE BONDS, AND MUNICIPAL NOTES, ALL OF
WHICH FINANCE PUBLIC WORKS AND SERVICES. THESE FUNDS SEEK TO PROVIDE INCOME THAT
IS  GENERALLY  EXEMPT FROM  FEDERAL  INCOME TAX AND IN SOME CASES FROM STATE AND
LOCAL TAXES.

[SQUARE BULLET] INTERMEDIATE   Seeks a high level of income exempt      ...a conservative investment and seeks after-tax
                MUNICIPAL      from federal income tax consistent       yields while protecting principal.
                BOND FUND      with the preservation of capital.

[SQUARE BULLET] PENNSYLVANIA   Seeks a high level of current income,    ...a moderate rate of tax-free income with less price
                MUNICIPAL      consistent with the preservation of      volatility than long-term municipal bonds and the
                BOND FUND      capital, that is exempt from PA state    enhanced  investment  performance of an actively managed
                               and local personal income tax.           portfolio of tax-free securities.


                                 [SQUARE BULLET] COREFUND FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------
[SQUARE BULLET] TAX-EXEMPT INCOME FUNDS (CONTINUED)

                               OBJECTIVE                                FOR A LONG-TERM INVESTOR WHO IS LOOKING FOR...

[SQUARE BULLET] NEW JERSEY     Seeks a high level of current income     ...a moderate rate of tax-free income with less price
                MUNICIPAL      consistent with the preservation of      volatility than long-term municipal bonds and the
                BOND FUND      capital, that is exempt from New Jersey  enhanced  investment  performance of an actively managed
                               state and local personal income tax.     portfolio of tax-free securities.

[SQUARE BULLET] MONEY MARKET FUNDS
INVEST PRIMARILY IN QUALITY SHORT-TERM SECURITIES OF THE U.S. GOVERNMENT AND ITS
AGENCIES,  COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, AND REPURCHASE AGREEMENTS.
THESE FUNDS SEEK TO MAINTAIN A CONSTANT SHARE PRICE OF $1.00 WITH INCOME VARYING
ACCORDING TO MARKET CONDITIONS AND INTEREST RATES.  HOWEVER,  MONEY MARKET FUNDS
ARE NOT  INSURED  OR  GUARANTEED  BY THE U.S.  GOVERNMENT,  AND  THERE CAN BE NO
ASSURANCE  THAT THESE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF
$1.00.

[SQUARE BULLET] TREASURY       Seeks current income with liquidity      ...liquidity of assets, current income, and
                RESERVE        and stability of principal, with         stability of principal.
                               investments exclusively in U.S.
                               Treasury obligations.

[SQUARE BULLET] CASH RESERVE   Seeks current income with liquidity      ...liquidity of assets, current income, and
                               and stability of principal.              stability of principal.

[SQUARE BULLET] TAX-FREE       Seeks current income that is exempt      ...current income exempt from federal income taxes,
                RESERVE        from regular  income tax with            stability of principal, and liquidity of assets.
                               liquidity and stability of principal.

CORESTATES
INVESTMENT
ADVISERS'
REVIEW
--------------------------------------------------------------------------------

DECEMBER 31, 1997

                                ABOUT CORESTATES
                              INVESTMENT ADVISERS
                                     (CSIA)

[SQUARE BULLET] INVESTMENT MANAGERS FOR THE
                COREFUND FAMILY OF MUTUAL
                FUNDS.

[SQUARE BULLET] AN AFFILIATE OF CORESTATES
                FINANCIAL CORP, ONE OF THE
                NATION'S LARGEST AND MOST
                RESPECTED BANKING INSTITUTIONS.

[SQUARE BULLET] DEDICATED TO PROVIDING ITS
                INVESTORS WITH PROFESSIONAL
                INVESTMENT MANAGEMENT.

[SQUARE BULLET] SERVING THE NEEDS OF INSTITUTIONS,
                CORPORATIONS, MUNICIPALITIES, AND
                INDIVIDUAL INVESTORS.

[SQUARE BULLET] MANAGING MORE THAN $18 BILLION
                IN ASSETS, INCLUDING MORE THAN
                $4 BILLION IN COREFUNDS.

[SQUARE BULLET] SUPPORTING YOU WITH INVESTMENT
                EXPERTISE FOR THE LONG TERM.


                           COREFUND INVESTMENT REVIEW

     Q: How did the economic climate over the last six months of 1997 impact the world's markets?
[PHOTO OF MARK STALNECKER OMITTED]
     A: The U.S. economy was strong and stable through the period and continued to grow at a real rate of nearly 4%. In addition, inflation, as measured by the Consumer Price Index, was less than 2%, despite tighter labor markets, strong consumer confidence and nearly double-digit growth in corporate profits.
[PHOTO OF MARK STALNECKER OMITTED]
     During the six months, fears that the Federal Reserve would again move to restrict monetary growth never became a reality. Subsequently, the inflation picture remained favorable and short-term interest rates remained relatively stable. Given the improved inflation outlook, intermediate and long-term U.S. interest rates have declined. In fact, by year-end the 30-year U.S. Treasury bond rate was below 6%.
     Toward the end of the period, serious problems throughout the Southeast Asian economy negatively impacted the world markets. International equities underperformed the domestic markets. International bonds also had a challenging six months.
[PHOTO OF MARK STALNECKER OMITTED]
     Q: How did the CoreFunds perform overall during their semi-annual period? [GRAPHIC OF POINTER OMITTED]
     A: We are pleased to report that for the six-month period ending December 31, 1997, your fund managers produced largely positive returns for CoreFund investors in spite of periods of volatility throughout the world economy.
     Q: Why did equity investors experience such sudden market fluctuations during the period?
     A: Recent difficulties in the overseas market, and in Southeast Asia in particular,

                                                        [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------

caused market uncertainty in late October, triggering a sudden sharp price drop followed by a vigorous recovery.

     However, for the full calendar year 1997, the broad U.S. stock market saw solid gains as it continued to make bull market history. The large capitalization S&P 500 Index (S&P) produced a total return of 33.36%. Most of this return, 20.6%, was realized in the first half of 1997. For the last half of the year (the first six-months of the funds' fiscal year), the market produced a return of 10.58%.
[PHOTO OF MARK STALNECKER OMITTED]
     Smaller capitalization stocks continued to provide investors with more modest returns than the S&P 500 in 1997. The Russell 3000 Equal Weighted Index, which includes both mid-cap and small-cap stocks, produced a return of 25.35% for the full year 1997, including a return of 12.76% in the last six months. All in all, U.S. stock prices benefited from lower interest rates and strong profit growth. Expectations are that 1998 will bring slower profit growth.
     And, if uncertainties continue in the international markets, it will be unlikely that stock market conditions in 1998 will match those of 1997.
     Q: How did uncertainties in the equity market affect U.S. bonds and money market instruments?
     A: After rising modestly in the first quarter of 1997, money market rates stabilized. Asian economic worries and lower than anticipated inflation (the two are not unrelated) allayed fears of Federal Reserve "tightening." In fact, by year-end 1997, most market experts expected that the next policy action by the Federal Reserve would be to "ease" money market rates rather than to raise them.
     As long-term interest rates fell in response to these changed expectations, the return on bond investments rose. For the full-year 1997, the bond market, as measured by the Salomon

                                                                     (CONTINUED)


    [BAR GRAPH DEPICTING CAPITAL MARKET RETURNS]
               CAPITAL MARKET RETURNS
                 (% OF TOTAL RETURN)

         FULL YEAR (1/97-1/98)     LAST SIX MONTHS `97
DJIA     24.94                      4.01
S&P 500  33.36                     10.58
SBBI      9.62                      6.37
JPMGB     1.40                      2.52
EAFE      1.78                     (8.48)
DJIA = DOW JONES INDUSTRIAL AVERAGE
S&P 500 = STANDARD & POOR'S COMPOSITE INDEX
SBBI = SALOMON BROTHERS BROAD BOND INDEX
JPMGB = JP MORGAN GLOBAL BOND INDEX, US$ HEDGED
EAFE = MORGAN STANLEY EUROPE, AUSTRALIA AND FAR EAST INDEX


           [LINE GRAPH DEPICTING CHANGES IN THE YIELD CURVE OMITTED]
                           CHANGES IN THE YIELD CURVE
                            (US TREASURY SECURITIES)
          6/30/97   12/31/97
3 MO      5.172%     5.342%
6 MO      5.251%     5.435%
1 YR      5.651%     5.476%
2 YR      6.059%     5.642%
3 YR      6.209%     5.669%
5 YR      6.372%     5.705%
10 YR     6.491%     5.741%
30 YR     6.780%     5.924%

CORESTATES
INVESTMENT
ADVISERS'
REVIEW
(CONCLUDED)
--------------------------------------------------------------------------------

DECEMBER 31, 1997


           [BAR GRAPH DEPICTING STOCKS -- INTERNATIONAL VS. DOMESTIC]
                      STOCKS -- INTERNATIONAL VS. DOMESTIC
                         (% OF TOTAL RETURN AS OF 12/97)
                                      S&P 500    EAFE
                             1 YR.    33.36       1.78
                             2 YR.    28.05       3.90
                             3 YR.    31.13       6.28
                             4 YR.    22.94       6.65
                             5 YR.    20.25      11.39
S&P 500 = STANDARD & POOR'S 500 COMPOSITE INDEX
EAFE = MORGAN STANLEY EUROPE, AUSTRALIA AND FAR EAST INDEX

Brothers Broad Index, earned a total return of 9.62%. The Index return for the first half of the year was 3.06%, and for the second half of the year was 6.37%. With falling commodity prices, a strong U.S. dollar, and weaker international economies, the outlook for U.S. interest rates remains optimistic.
[PHOTO OF MARK STALNECKER OMITTED]

     Q: How have the international equity markets performed given the recent conditions?
     A: By and large, foreign equities continued to underperform domestic equities. Troubles in Asia, generally disappointing growth, and weaker currencies against the dollar all hurt returns. For the full-year 1997, international equity returns (in U.S. dollar terms), as represented by the Morgan Stanley EAFE Index, were 1.78%. For the first six months of the funds' fiscal year, the return was (8.48)%, compared to 11.21% for the six months ending June 30, 1997.

     Q: What is the economic outlook for 1998?
     A: While signs point to a continuing strong economy in the U.S. in 1998, major uncertainty hangs over the markets. Distress in Asian markets, including Japan, together with a drop in their foreign exchange rates could again have an impact on domestic markets. Given the current high valuation of U.S. equities, the market continues to remain vulnerable to negative surprises. While market expectations are that the worst is now behind us, and while we believe the aid packages put in place by international agencies to help Southeast Asia will suffice, there remains a risk that this economic "flu" will spread and damage the U.S. and other economies.
[PHOTO OF MARK STALNECKER OMITTED]

                                                       [SQUARE BULLET] CORE FUND
--------------------------------------------------------------------------------

     Q: What advice do you have for CoreFund investors given current conditions?
     A: Solid, long-term real returns can be realized by investors who stay with their long-term investment plans through market cycles. Investors should view any short-term market declines within the context of the returns earned during the past decade. Investors should remain committed to their long-term investment plan and not attempt to try to "time" market movements.
     Thank you for your continued confidence in the CoreFund Family of Mutual Funds. We are committed to providing investors with strong returns across all investment objectives. For additional information concerning your fund(s), I direct your attention to the comments by the fund portfolio managers.

[PHOTO OF MARK STALNECKER OMITTED]
                                                  /S/ SIGNATURE
                                                  MARK STALNECKER
                                                  CHAIRMAN, CSIA

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE
--------------------------------------------------------------------------------

DECEMBER 31, 1997

                            COREFUND EQUITY MANAGERS

                                  LARY AASHEIM
                                  EQUITY INDEX

                                 STEPHEN DALTON
                           GROWTH EQUITY AND BALANCED


                              (MANAGERS NOT SHOWN)

                                  JOSEPH STOCKE
                          CORE EQUITY & SPECIAL EQUITY
                                 MICHAEL GIBSON
                               MARTIN CURRIE, INC.
                                       AND
                                 BEVERLY HENDRY
                                ABERDEEN MANAGERS
                              INTERNATIONAL GROWTH

               [PHOTO OF LARY AASHEIM AND STEPHEN DALTON OMITTED]

   [SQUARE BULLET]  EQUITY INDEX FUND

                               SEMI-ANNUAL RESULTS
                          [GRAPHIC OF POINTER OMITTED]
[SQUARE BULLET] This Fund  returned  10.12%  after  expenses  for the six months ending December 31, 1997.
[SQUARE BULLET] The Fund's  benchmark,  the S&P 500  Composite  Index (S&P 500), returned 10.58% for the same period.
[SQUARE BULLET] Assets in the Fund grew 11% from$245.9 million to $272.7 million during the six months.


                                   COMMENTARY

The CoreFund Equity Index Fund is managed to mirror the S&P 500 Index. As it reflects the performance of the overall stock market, the Fund offers investors the potentially attractive long-term returns of the equity market, while insulating them from the risks associated with any one investment management style.
The Fund is invested in a well-diversified sampling of the 500 names of the S&P 500 Index. A quantitative model is used to make sure that sector weightings are maintained in the same proportions as the Index. This minimizes the impact of transaction costs which can have a negative impact on performance. We take advantage of every opportunity to keep transaction costs as low as possible at all times.
         Even after taking out expenses, the Fund slightly underperformed the Index for the semi-annual time period. One reason for this was the need to maintain higher cash levels to support less predictable cash flows during this period. The result was a slight drag on net performance which impacted the Fund's ability to track, or match, Index performance.

     Although the Fund is not managed in terms of market conditions, we closely monitor the world economy. Looking ahead,

                                                        [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------

we expect market volatility to continue due to the Southeast Asia turmoil and the strength of the U.S. dollar. On the bright side, the problems in Southeast Asia have helped to lower interest rates. While corporate earnings are hurt by Asian exposure, valuations are helped by the lower interest rates.

                               [BAR GRAPH OMITTED]
                             6-MONTH TOTAL RETURN %
                             ----------------------
                   S&P 500 INDEX    EQUITY INDEX (CLASS Y)
                       10.58                10.12

                   PERFORMANCE
---------------------------------------------
                   6-MONTH     NAV      NAV
                TOTAL RETURN 6/30/97 12/31/97
                (CUMULATIVE)
---------------------------------------------
  CLASS Y          10.12%     $37.39  $39.65
  CLASS A W/O LOAD  2.74       37.37   39.66
  CLASS A W/LOAD   (2.90)      39.54   41.97
  CLASS B W/O LOAD  3.37*         --   39.12
  CLASS B W/LOAD   (1.62)*        --      --
  S&P 500 INDEX    10.58          --      --
---------------------------------------------
*INCEPTION DATE 11/7/97

[SQUARE BULLET] CORE EQUITY FUND

[GRAPHIC OF POINTER]

SEMI-ANNUAL RESULTS

[SQUARE BULLET] This Fund returned 11.87% for the six months ending December 31,
                1997.
[SQUARE BULLET] The Fund's benchmark, the S&P 500 Index, returned 10.58% for the same period.
[SQUARE BULLET] Assets in the Fund grew 9% from$531.1  million to $576.8 million during the six months.

                                   COMMENTARY

During the last six months of 1997, the Core Equity Fund produced positive results for shareholders and slightly outperformed its benchmark. Throughout the period, we saw an equity market that was much more volatile than we've seen in recent years.
         There was a sell-off in October due to concern about the implications of the situation in Asia on the United States A rebound followed, but the market wasn't able to break through to new highs. As a result, we've entered a period where the market is supported by low interest rates due to low inflation and a strong dollar. But, these positives are being offset by the problems

                                EQUITY INDEX FUND
                                ----------------

                                QUICK FUND FACTS
                                ----------------
                                 INCEPTION DATE:
                                FEBRUARY 14, 1985
                                 PORTFOLIO SIZE:
                                 $272.7 MILLION
                               SHARES OUTSTANDING:
                           6,877,433 (Y A&B COMBINED)

                                TOP FIVE HOLDINGS
                                ----------------
                             (% OF FUND INVESTMENTS)

                                GENERAL ELECTRIC
                                      3.2%
                                    COCA-COLA
                                      2.2%
                                    MICROSOFT
                                      2.0%
                                      EXXON
                                      2.0%
                                 MERCK & COMPANY
                                      1.7%

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE
(CONTINUED)
--------------------------------------------------------------------------------

DECEMBER 31, 1997

                                CORE EQUITY FUND
                                ----------------
                                QUICK FUND FACTS
                                ----------------
                                 INCEPTION DATE:
                                FEBRUARY 28, 1990
                                 PORTFOLIO SIZE:
                                 $576.8 MILLION
                               SHARES OUTSTANDING:
                            27,999,895 (Y, A&B COMBINED)

                                TOP FIVE HOLDINGS
                                ----------------
                             (% OF FUND INVESTMENTS)
                                    WORLDCOM
                                      3.8%
                                     CENDANT
                                      3.5%
                             AIRTOUCH COMMUNICATIONS
                                      3.3%
                                      MOBIL
                                      3.2%
                                 NABISCO CLASS A
                                      3.1%


[SQUARE BULLET] CORE EQUITY (CONTINUED) in Asia which may put pressure oncorporate profits.

      Throughout the period we kept to our Fund strategy, using a bottom-up approach that combines quantitative and qualitative analysis, to invest in a diversified group of the most attractive large- and mid-capitalization companies.Overall, sector weightings within the Fund remained consistent throughout the period.
      The Fund benefited from an overweighting within the communication sector including strong performance from such stocks as Storage Technology and America Online. Investments in Lowe's Company and General Nutrition within the retail sector also helped performance. The Fund was hurt by weak performance in the basic materials sector and the healthcare sector.
      Looking ahead, we expect the market to continue to be choppy, reacting on a daily basis to whatever news is coming out of the Asian countries and the most current economic data. Although investors are being pushed into the bond market due to concerns about Asia, they are also being pulled back to the stock market because of low, and declining, interest rates. As a result, the market is not making a lot of progress in either direction and we wouldn't be surprised to see these conditions continue for a while longer.

                               [BAR GRAPH OMITTED]
                             6-MONTH TOTAL RETURN %
                             ----------------------
                   S&P 500 INDEX    CORE EQUITY (CLASS Y)
                       10.58                11.87

                   PERFORMANCE
---------------------------------------------
                   6-MONTH     NAV      NAV
                TOTAL RETURN 6/30/97 12/31/97
                (CUMULATIVE)
---------------------------------------------
  CLASS Y          11.87%    $21.11  $20.60
  CLASS A W/O LOAD 11.70      21.13   20.61
  CLASS A W/LOAD    5.56      22.36   21.81
  CLASS B W/O LOAD (7.39)*       --   18.31
  CLASS B W/LOAD  (11.36)*       --      --
  S&P 500 INDEX    10.58         --      --
---------------------------------------------
*INCEPTION DATE 11/7/97

                                                        [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------

[SQUARE BULLET] GROWTH EQUITY FUND

                               SEMI-ANNUAL RESULTS
[SQUARE BULLET] This Fund returned 14.11% for the six months ending December 31,
                1997.
[SQUARE BULLET] The Fund's benchmarks, the Lipper Growth Funds Index and the S&P
                500 returned 10.98% and 10.58% respectively for the six months. [SQUARE BULLET] Assets in the Fund grew 11% from $152.4 million to $168.5 million during the six months.

                                   COMMENTARY
[GRAPHIC OF POINTER OMITTED]
The CoreFund Growth Equity Fund outperformed its benchmarks while producing positive returns for investors.
     Sector leadership was rotational. Through October, the technology, financial, and healthcare sectors led performance. In the second quarter, electric utilities performed well, as did telecommunications services where we saw strength based on consolidations and continued strong fundamentals.
     Briefly, at the beginning of the period, smaller capitalization stocks performed better than larger capitalization stocks. However, a flight to larger capitalization, quality, domestic, and interest-sensitive sectors paced the broader market's return in the second quarter. The stocks of companies perceived to have significant Asian exposure or sectors containing stocks of companies pre-announcing negative earnings surprises, such as oil service, technology, and HMO's, were the weakest of the quarter.
         The Fund benefited from better-than-expected earnings growth and enjoyed great performance through September. However, the Fund's overweighting in technology caused it to be negatively impacted by the Asian crisis the second quarter.
         Offsetting the weaker areas, an overweighting in financial stocks and communications services helped performance. This was primarily due to exceptional results by Teleport, McLeod, and Brooks Fiber Properties. During this period we increased our holdings of consumer cyclicals, telecommunications services, and financial stocks while reducing our energy and healthcare holdings.
         Looking ahead, we will remain fully invested with incremental buying in domestically oriented sectors with strong growth characteristics, including retail, media, food, and insurance. We will keep our lower

                               GROWTH EQUITY FUND
                               ------------------
                                QUICK FUND FACTS
                               ------------------
                                 INCEPTION DATE:
                                FEBRUARY 3, 1992
                                 PORTFOLIO SIZE:
                                 $168.5 MILLION
                               SHARES OUTSTANDING:
                           10,318,439 (Y, A&B COMBINED)

                                TOP FIVE HOLDINGS
                               ------------------
                             (% OF FUND INVESTMENTS)

                                  DAYTON HUDSON
                                      3.0%
                                       GAP
                                      2.8%
                                HEALTH MANAGEMENT
                                   ASSOCIATES
                                      2.7%
                                   BMCSOFTWARE
                                      2.6%
                                    ALLSTATE
                                      2.5%

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE
--------------------------------------------------------------------------------
(CONTINUED)

DECEMBER 31, 1997

[SQUARE BULLET] GROWTH EQUITY (CONTINUED)

technology weighting, until we see what impact the Asian economic crisis will have on this sector. The Asian crisis may have a negative effect on selected companies and modestly slow the U.S. expansion. However, the positive impact of lower inflation and interest rates may have an overall beneficial impact on U.S. financial assets. [SQUARE BULLET]
--------------------------------------------------------------------------------

[BAR GRAPH OMITTED]
                           6-MONTH TOTAL RETURN %
                           ----------------------
GROWTH EQUITY (CLASS Y)  LIPPER GROWTH EQUITY INDEX    S&P 500 INDEX
       14.11                        10.98                    10.58

                PERFORMANCE
----------------------------------------------
                   6-MONTH     NAV      NAV
                TOTAL RETURN 6/30/97 12/31/97
                (CUMULATIVE)
----------------------------------------------
  CLASS Y          14.11%    $15.43   $16.33
  CLASS A W/O LOAD 14.02      15.39    16.27
  CLASS A W/LOAD    7.72      16.29    17.22
  CLASS B W/O LOAD  0.85*        --    16.19
  CLASS B W/LOAD   (3.83)*       --      --
  LIPPER GROWTH    10.98         --      --
  S&P 500 INDEX    10.58         --      --
--------------------------------------------
*INCEPTION DATE 11/18/97

[SQUARE BULLET] SPECIAL EQUITY FUND
                               SEMI-ANNUAL RESULTS
[SQUARE  BULLET] This Fund returned 8.14% for the six months ending December 31,
                 1997.
[SQUARE  BULLET] The Fund's  benchmark,  the Russell 3000 Equal Weighted  Index, returned 12.76% for the same period.
[SQUARE  BULLET] Assets  in the Fund grew 4% from $74.3 million to $77.0 million during the six months.

                                   COMMENTARY

The CoreFund Special Equity Fund underperformed its benchmark during a volatile period in its sector of the stock market. The underperformance was due primarily to stock selection, profit taking, and an overall market gravitation away from smaller companies to blue-chip companies as investors reacted to the crisis in Asia.
         There was a sell-off in October due to concerns about the implications of the situation in Asia on the United States. A rebound followed, but the market wasn't able to break through to new highs. As a result, we've entered a period where the market is supported by low interest rates due to low

                                                        [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------

                [BAR GRAPH OMITTED]
               6-MONTH TOTAL RETURN %
               ----------------------
SPECIAL EQUITY (CLASS Y) RUSSELL 3000 (EW) INDEX
          8.14                      12.76

                    PERFORMANCE
----------------------------------------------
                   6-MONTH     NAV      NAV
                TOTAL RETURN 6/30/97 12/31/97
                (CUMULATIVE)
----------------------------------------------
  CLASS Y          14.11%    $15.43 $16.33
  CLASS A W/O LOAD 14.02      15.39  16.27
  CLASS A W/LOAD    7.72      16.29  17.22
  CLASS B W/O LOAD  0.85*        --  16.19
  CLASS B W/LOAD   (3.83)*       --     --
  LIPPER GROWTH    10.98         --     --
  S&P 500 INDEX    10.58         --     --
----------------------------------------------
*INCEPTION DATE 11/7/97

inflation and a strong dollar. But, these positives are being offset by the problems in Asia which may put pressure on corporate profits.
     Throughout the period we kept to our Fund strategy, using a bottom-up approach combining quantitative and qualitative analysis, to invest in a diversified group of the most attractive mid- and small-capitalization companies. Overall, sector weightings within the Fund remained consistent throughout the period.
[SQUARE POINTER OMITTEED]
         The Fund benefited from strong performance from such stocks as Bright Horizons (a daycare franchise), Mac-Gray (a laundry services company) as well as America Online, within the technology sector, and General Nutrition within the retail sector. Financial stocks were among the best performers, led by declining interest rates and continuing consolidation among banks and brokers. Overall, technology stocks had a poor year as fourth quarter concerns over the growing Asian crisis were particularly harmful.
         Looking ahead, we expect the market to continue to be choppy, reacting on a daily basis to whatever news is coming out of the Asian countries and the most current economic data. Although investors are being pushed into the bond market due to concerns about Asia, they are also being pulled back to the stock market because of low, and declining, interest rates. As a result, the market is not making a lot of progress in either direction and we wouldn't be surprised to see these conditions continue for a while longer. [SQUARE BULLET]
--------------------------------------------------------------------------------

                              SPECIAL EQUITY FUND
                              -------------------
                                QUICK FUND FACTS
                              -------------------
                                 INCEPTION DATE:
                                 MARCH 15, 1994
                                 PORTFOLIO SIZE:
                                  $77.0 MILLION
                               SHARES OUTSTANDING:
                           7,232,439 (Y, A&BCOMBINED)
                                TOP FIVE HOLDINGS
                             (% OF FUND INVESTMENTS)

                                   SCIOS NOVA
                                      3.4%
                                     CENDANT
                                      2.8%
                                   AMBPROPERTY
                                      2.1%
                               LUCENT TECHNOLOGIES
                                      1.8%
                                     KUHLMAN
                                      1.7%

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE
--------------------------------------------------------------------------------
(CONTINUED)

DECEMBER 31, 1997

                            INTERNATIONAL GROWTH FUND
                            -------------------------
                                QUICK FUND FACTS
                            -------------------------
                                 INCEPTION DATE:
                                FEBRUARY 12, 1990
                                 PORTFOLIO SIZE:
                                 $160.7 MILLION
                               SHARES OUTSTANDING:
                           12,101,514 (Y, A&BCOMBINED)

                                TOP FIVE HOLDINGS
                            -------------------------
                             (% OF FUND INVESTMENTS)

                                   NOVARTIS AG
                                      2.4%
                                      VEBA
                                      2.1%
                                      EAUX
                                      2.0%
                                 ROCHE HOLDINGS
                                      2.0%
                               CREDIT SUISSE GROUP
                                      1.8%

[SQUARE BULLET] INTERNATIONAL GROWTH FUND
                               SEMI-ANNUAL RESULTS

[SQUARE BULLET] This  Fund  returned (4.89)% for the six months ending  December
                31, 1997.

[SQUARE BULLET] The Fund's benchmark,  the Morgan Stanley Capital  International
                EAFE Index, returned (8.48)% for the same period.

[SQUARE BULLET] Assets  in  the Fund declined 2.9% from $165.5 million to $160.7 million during the six months.

                                   COMMENTARY

                          [GRAPHIC OF POINTER OMITTED]
The CoreFund International Growth Fund beat its benchmark and provided investors with strong relative performance during a very challenging economic period. The Fund benefited from the added level of diversification gained by being co-managed by Martin Currie, Inc. (80%) and Aberdeen Managers (20%).
         The Fund's performance was primarily due to very good stock selection, an underweighting of Japanese securities, a reduction of the Fund's overall position in the Far East, and a higher than normal cash position. However, the Fund was still significantly challenged by severe problems in Asia.
         Overall, in the third quarter of 1997, the U.K and European markets were very strong. The U.K. market rallied as interest rates fell. The pound sterling was weak in the third quarter and strengthened in the fourth quarter. In the fourth quarter, the U.K. was neutral and Europe was again strong. These economies are being generally accepted as on track, which has had a positive effect on investor psychology.
         The stocks that performed best for the Fund were financials, pharmaceutical, and utilities in the U.K. Similar performance was found in these sectors of the European markets, and in stocks of companies experiencing restructuring. In the third quarter, the Fund owned some companies with export exposure, but sold them in the fourth quarter due to currency strengthening. This move benefited the Fund.
         Japan had a very difficult six months. It was down significantly in the last half of 1997 due to wide spread economic weakness. The Fund is significantly underweighted in Japan, and we are focusing primarily on those Japanese companies that export to take advantage of the weak currency.

                                                       [SQUARE BULLET] CORE FUND
--------------------------------------------------------------------------------

         Central and Latin America were not too severely impacted by Asian problems during the third quarter, but caught a bit of the "flu" in the fourth quarter. The Fund had strong exposure to Mexico and Brazil. But the Brazilian exposure was reduced during the fourth quarter. We believe Mexico will continue to do very well. We have excellent relative performance here and believe that there is still opportunity as it is a more mature, and yet still emerging, market.
         The Asian market environment was very difficult and at times extremely volatile throughout the period. The markets fell sharply due to severe currency devaluation and some weakness in the economy. We believe the problems here are going to take awhile to resolve themselves. In general, we started reducing our exposure to this area when problems began to emerge at the end of 1996 and the reduction continued throughout 1997.
         Looking ahead, with the Economic Monetary Union still on track, we expect continued growth in both the U.K. and Europe through 1998. The Fund will remain focused on pharmaceuticals and financial companies, [BAR GRAPH OMITTED]

[BAR GRAPH OMITTED]
                  6-MONTH TOTAL RETURN %
                  ----------------------
INTERNATIONAL GROWTH (CLASS Y)     MSCI/EAFE INDEX
           (8.48)                        (4.89)

                    PERFORMANCE
---------------------------------------------
                   6-MONTH    NAV     NAV
                TOTAL RETURN 6/30/97 12/31/97
                (CUMULATIVE)
---------------------------------------------
  CLASS Y          (4.89)%  $14.72  $13.28
  CLASS A W/O LOAD (4.98)    14.70   13.28
  CLASS A W/LOAD  (10.24)    15.56   14.05
  CLASS B W/O LOAD  1.46*       --   13.28
  CLASS B W/LOAD   (3.35)*      --      --
  MSCI/EAFE        (8.48)       --      --
---------------------------------------------
*INCEPTION DATE 11/24/97

while reducing exposure to manufacturers with exports as a significant part of their business.
     As for the Asian markets, currently we're looking for buying opportunities. With 70% of the world's population in this region, values are being created. We will be closely focusing on the well-managed, well-financed companies which survive and emerge strongly thereafter. [SQUARE BULLET]
--------------------------------------------------------------------------------

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE
--------------------------------------------------------------------------------
(CONTINUED)

DECEMBER 31, 1997


                                  BALANCED FUND
                                ----------------
                                QUICK FUND FACTS
                                ----------------
                                 INCEPTION DATE:
                                 JANUARY 4, 1993
                                 PORTFOLIO SIZE:
                                 $127.4 MILLION
                               SHARES OUTSTANDING:
                           9,369,442 (Y, A&BCOMBINED)

                                TOP FIVE HOLDINGS
                                ----------------
                             (% OF FUND INVESTMENTS)

                          HEALTH MANAGEMENT ASSOCIATES
                                      1.5%
                                CRESTAR FINANCIAL
                                      1.5%
                                   BMCSOFTWARE
                                      1.5%
                                       HBO
                                      1.5%
                                 SCHERING PLOUGH
                                      1.4%

[SQUARE BULLET] BALANCED FUND
                               SEMI-ANNUAL RESULTS

[SQUARE BULLET] This Fund  returned 7.31% for the six months ending December 31,
                1997.
[SQUARE BULLET] The Fund's benchmarks, the S&P 500 Index and the Lehman Brothers
                Intermediate Government/Corporate Bond Index returned 10.58% and 4.90%, respectively, for the same period.
[SQUARE BULLET] Assets in the Fund grew 8% from $117.8 million to $127.4 million during the six months.

                                   COMMENTARY

[GRAPHIC OF POINTER  OMITTED]

The CoreFund Balanced Fund produced positive returns for investors for the semi-annual period. The period was volatile, characterized by better-than-expected earnings growth, as well as peaking and declining interest rates. We also saw overwhelming concern about the Southeast Asian economic crisis which seemed to rule the market and add additional volatility on the downside to equities, and on the upside to bond yields.
     On the equity side, sector leadership was rotational. In the first quarter (through September), the technology, financial, and healthcare sectors led performance. In the second quarter electric utilities performed well, as did telecommunications services where we saw strength based on consolidations and continued strong fundamentals both in the competitive local exchange carrier and second-tier long distance stocks.
     Briefly, at the beginning of the period, smaller capitalization stocks performed better than larger capitalization stocks. However, a flight to larger capitalization, quality, domestic, and interest-sensitive sectors paced the broader market's return in the second quarter. The stocks of companies perceived to have significant Asian exposure, and those sectors containing stocks of companies preannouncing negative earnings surprises, including oil service, technology and HMO's were the weakest of the quarter. We are now decreasing our overweighting in energy stocks while increasing our underweighting in financial stocks which we believe will improve performance.
     On the bond side, we saw a peaking of yields at the beginning of this period and a general decline that accelerated through the end of December. The flight to quality coupled with the rally in the long bond made

                                                      [SQUARE  BULLET] CORE FUND
--------------------------------------------------------------------------------

the 30-year U.S. Treasuries the best performing bonds. The bond portion of the Fund (30%) underperformed it's index due to having a shorter average duration than the index.

[BAR GRAPH OMITTED]
6-MONTH TOTAL RETURN %
----------------------
BALANCED (CLASS Y)  S&P 500 INDEX  LEHMAN INT. GOV'T/CORP INDEX
        7.31             10.58                4.90

                   PERFORMANCE
-----------------------------------------------
                   6-MONTH     NAV      NAV
                TOTAL RETURN 6/30/97 12/31/97
                (CUMULATIVE)
-----------------------------------------------
  CLASS Y           7.31%    $13.52   $13.60
  CLASS A W/O LOAD  7.19      13.52    13.60
  CLASS A W/LOAD    1.27      14.31    14.39
  CLASS B W/O LOAD (0.45)*       --    13.51
  CLASS B W/LOAD   (5.14)*       --       --
  S&P 500 INDEX    10.58         --       --
  LEHMAN INT.
     GOV'T/CORP.
     BOND INDEX     4.90         --       --
-----------------------------------------------
*INCEPTION DATE 11/5/97

[GRAPHIC OF POINTER OMITTED]

      The Fund's asset allocation is currently 64% stocks, 30% bonds, and 6% cash. Given current conditions, we plan to keep this breakdown consistent. Looking ahead, the U.S. economy and corporate profits will be further impacted by the Asian crisis. Negatively, Asian demand will probably decline for products used in large projects and big ticket items. On the positive side, inflation, interest rates, and economic activity in the U.S. should remain below current expectations, which is beneficial for financial assets. We will thus focus on domestically-oriented growth issues in equities, while looking to pick up yield in the bond market. [SQUARE BULLET]
--------------------------------------------------------------------------------

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE
--------------------------------------------------------------------------------
(CONTINUED)

DECEMBER 31, 1997

                             SHORT TERM INCOME FUND
                             ----------------------
                                QUICK FUND FACTS
                             ----------------------
                                 INCEPTION DATE:
                                  MAY 15, 1995
                                 PORTFOLIO SIZE:
                                  $37.8 MILLION
                               SHARES OUTSTANDING:
                             3,782,284 (Y&A COMBINED)
                           AVERAGE WEIGHTED MATURITY:
                                   0.96 YEARS

                             QUALITY DIVERSIFICATION
                               [PIE CHART OMITTED]
                                   AAA      53%
                                   AA        4%
                                   A        31%
                                   BBB       6%
                                   OTHER     6%
                 INVESTMENT QUALITY RATINGS AS RATED BY MOODY'S

[SQUARE BULLET] SHORT TERM INCOME FUND
                               SEMI-ANNUAL RESULTS

[SQUARE  BULLET] This Fund returned 3.00% for the six months ending December 31,
                 1997.
[SQUARE  BULLET] The Fund's  benchmark,  the Merrill Lynch 1-year  Treasury Bill
                 Index, returned 2.92% for the same period.
[SQUARE  BULLET] Assets in the Fund grew 1% from $37.5 million to $37.8 million during the six months.

                                   COMMENTARY

                          [GRAPHIC OF POINTER OMITTED]
The CoreFund Short Term Income Fund provided investors with positive returns for the year. The Fund's asset allocation is about 40% Treasuries, 40% corporates, and 20% asset-backed securities. Duration matched Index throughout the period with the exception of the end of the fourth quarter when duration was lengthened slightly as year-end trades increased. This strategy benefited the Fund's performance.
         During the third quarter of 1997, inflation fears subsided and the yield curve on short-term securities flattened in reaction to dampened concerns about an impending increase in the Federal funds rate. Also, as the U.S. moves closer to a budget surplus, there was a reduction in the supply of Treasury securities coupled with a healthy demand, causing rates to drop. Corporates were tightening to Treasuries in the third quarter.
     In the fourth quarter, the Asian crisis impacted the market and corporates began to widen as investors looking for stability moved money into Treasuries. Events in Asia unraveled, causing investors to reassess value and risk factors in the market in general. Also

[BAR GRAPH OMITTED]
                    6-MONTH TOTAL RETURN %
                    ----------------------
SHORT TERM INCOME (CLASS Y)   MERRILL LYNCH 1-YEAR T-BILL INDEX
          3.00                               2.92

                       YIELD 30-DAY %
                       --------------
SHORT TERM INCOME (CLASS Y)   MERRILL LYNCH 1-YEAR T-BILL INDEX
          5.46                               5.49

                     PERFORMANCE
-----------------------------------------------
                   6-MONTH    YIELD     NAV
                TOTAL RETURN 30-DAY  12/31/97
                (CUMULATIVE)
-----------------------------------------------
  CLASS Y           3.00%     5.46% $  9.99
  CLASS A W/O LOAD  2.87      5.46     9.98
  CLASS A W/LOAD   (0.43)     5.04    10.32
  MERRILL LYNCH
    1-YEAR T-BILL
    INDEX           2.92      5.49       --
-----------------------------------------------

                                                        [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------

in this quarter, U.S. Dollar short-term LIBOR Rates were driven higher and the supply of Treasury Bills increased. Focus has shifted from LIBOR floater bonds to Federal Fund-based and Prime-based floater bonds, since these securities tend to fluctuate less.
     Looking forward, we believe uncertainty due to the Asian crisis will continue, which will keep money moving into the fixed-income market. However, the impact of the crisis on domestic corporations is still unknown. We will increase our emphasis on credit quality while maintaining our current neutral duration structure. [SQUARE BULLET]
--------------------------------------------------------------------------------

[SQUARE BULLET] SHORT-INTERMEDIATE BOND
                               SEMI-ANNUAL RESULTS
[GRAPHIC OF POINTER OMITTED]
[SQUARE BULLET] This Fund returned 4.25% for the six month  ending  December 31,
                1997.
[SQUARE BULLET] The Fund's benchmark,  the Merrill Lynch 1-3 year Treasury Index returned 4.90% for the same period.
[SQUARE BULLET] Assets in the Fund grew 4% from $165.9 million to $172.8 million during the six months.

                                   COMMENTARY

The CoreFund Short-Intermediate Bond Fund outperformed it's benchmark and provided investors with positive returns for the year. During the semi-annual period, there was a significant rally in the bond market. The yield curve declined, largely led by the 30-year Treasury. However, shorter-term securities did not participate in the rally as much as longer-term bonds.
         Treasury securities outperformed all other bonds throughout the period. Events in Asia unraveled during the second half of the year, causing investors to reassess value and risk factors in the market in general. As a result, more money was shifted toward the Treasury market.

                          SHORT-INTERMEDIATE BOND FUND
                          ----------------------------
                                QUICK FUND FACTS
                          ----------------------------
                                 INCEPTION DATE:
                                FEBRUARY 3, 1992
                                 PORTFOLIO SIZE:
                                 $172.8 MILLION
                               SHARES OUTSTANDING:
                            17,360,703 (Y&A COMBINED)
                           AVERAGE WEIGHTED MATURITY:
                                   3.97 YEARS

                             QUALITY DIVERSIFICATION
                                AAA       65%
                                AA        13%
                                A         10%
                                BBB        8%
                                BB         1%
                                OTHER      3%
                               [PIE CHART OMITTED]

                 INVESTMENT QUALITY RATINGS AS RATED BY MOODY'S

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE
--------------------------------------------------------------------------------
(CONTINUED)

DECEMBER 31, 1997

[SQUARE BULLET] SHORT-INTERMEDIATE (CONTINUED)

         Coming into the second half of 1997, the Fund's duration was slightly longer than the Index, which helped performance. The superior performance resulting from the longer duration was somewhat offset by the Fund's underweighting in Treasury securities relative to the 100% Treasury Index. Duration was scaled back to more closely match the Index over the final quarter of 1997.

                         COREFUND FIXED INCOME MANAGERS
                                [PHOTO OMITTED]
                                (LEFT TO RIGHT)
                                 JOSEPH BAXTER
                        INTERMEDIATE, PA & NJ MUNI BONDS
                                   DAN TAYLOR
                            SHORT-INTERMEDIATE BOND
                                  BRIAN SNYDER
                        INTERMEDIATE, PA & NJ MUNI BONDS
                                  JOHN ACKLER
                               SHORT TERM INCOME
                                WILLIAM LAWRENCE
                            GOVERNMENT INCOME & BOND
                              (MANAGER NOT SHOWN)
                                 GEORGE MCNEILL
                                  GLOBAL BOND

         The yield advantage provided by the Fund's mortgage-backed and asset-backed securities also added incremental return to the portfolio. However, the higher yields were offset by the widening of these sectors, in the fourth quarter of 1997. The Fund took advantage of historically wide asset-backed securities spreads at year end to increase allocation to that sector.
         Within the corporate sector the Fund has focused on banks and financial companies with an emphasis on takeover themes and strong fundamentals.
         Looking ahead to 1998, we will continue to work to add value through security selection and sector allocation. We expect investors will continue to be concerned about the impact of the Asian crisis. Accordingly, the high grade segments of the fixed-income markets should continue to perform well. In addition, prepayment protection in the mortgage-backed and asset-backed sectors will become increasingly important the longer Treasury yields remain at these historically low levels. We will likely lower the Fund's duration as short-term Treasury yields continue their decline below the Federal Reserve's target overnight rate. We will also continue to minimize prepayment risk in the Fund's mortgage and asset-backed holdings. [SQUARE BULLET]
--------------------------------------------------------------------------------

                                                        [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------

                          SHORT-INTERMEDIATE BOND FUND
                               [BAR GRAPH OMITTED]
                         6-MONTH TOTAL RETURN %
                         ----------------------
SHORT-INTERMEDIATE (CLASS Y)  MERRILL LYNCH 1-3 YR TREASURY INDEX
           4.25                             4.90

                                 YIELD 30-DAY %
                                 --------------
SHORT-INTERMEDIATE (CLASS Y)  MERRILL LYNCH 1-3 YR TREASURY INDEX
           5.65                             5.91


                  PERFORMANCE
----------------------------------------------
                    6-MONTH    YIELD    NAV
                 TOTAL RETURN 30-DAY 12/31/97
                 (CUMULATIVE)
----------------------------------------------
  CLASS Y            4.25%     5.65%  $  9.95
  CLASS A W/O LOAD   4.14      5.65      9.95
  CLASS A W/LOAD     0.76      5.29     10.28
  MERRILL LYNCH
    1-3 YR. TREASURY 4.90      5.91        --
----------------------------------------------

[SQUARE BULLET] GOVERNMENT INCOME FUND
                               SEMI-ANNUAL RESULTS

[SQUARE BULLET]  This  Fund  returned  6.00% after  expenses  for the six months ending December 31, 1997.
[SQUARE BULLET]  The Fund's benchmarks, the Lehman Brothers Aggregate Bond Index and the Salomon Brothers Broad Bond Index returned 6.38% and 6.37% respectively for the same period.
[GRAPHIC OF POINTER OMITTED]
[SQUARE BULLET]  Assets in the Fund grew 11% from $20.7 million to $22.9 million during the six months.

                                  COMMENTARY

The CoreFund Government Income Fund produced positive results for shareholders while nearly matching its benchmark. Throughout the third quarter of the calendar year moderating retail sales and excellent inflation data were combined with an improving Federal deficit and a decline in the number of Treasury securities being auctioned.
         In the fourth quarter of 1997, this rally continued but, for different reasons. The Asian crisis dominated this period, fueling a global flight to quality which helped both the U.S. Dollar and U.S. Treasury securities.

                             GOVERNMENT INCOME FUND
                             ----------------------
                                QUICK FUND FACTS
                             ----------------------
                                 INCEPTION DATE:
                                  APRIL 1, 1993
                                 PORTFOLIO SIZE:
                                  $22.9 MILLION
                               SHARES OUTSTANDING:
                            2,279,366 (Y&A COMBINED)
                           AVERAGE WEIGHTED MATURITY:
                                   8.47 YEARS

                            MATURITY DIVERSIFICATION
                            UNDER 1 YEAR          2%
                            1-5 YEARS            49%
                            6-10 YEARS           36%
                            OVER 20 YEARS        13%
                              [PIE CHART OMITTED]
                  MATURITY IN YEARS -- % OF FUND INVESTMENTS.

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE
--------------------------------------------------------------------------------
(CONTINUED)

DECEMBER 31, 1997
                             GOVERNMENT INCOME FUND
                             ----------------------
                                QUICK FUND FACTS
                             ----------------------
                                 INCEPTION DATE:
                                  APRIL 1, 1993
                                 PORTFOLIO SIZE:
                                  $22.9 MILLION
                               SHARES OUTSTANDING:
                             2,279,366 (Y&ACOMBINED)
                           AVERAGE WEIGHTED MATURITY:
                                   8.47 YEARS

                            MATURITY DIVERSIFICATION
                            UNDER 1 YEAR       2%
                            1-5 YEARS         49%
                            6-10 YEARS        36%
                            OVER 20 YEARS     13%
                              [PIE CHART OMITTED]
                   MATURITY IN YEARS --% OF FUND INVESTMENTS

         The Fund began the period heavily invested in mortgage-backed securities with the balance in U.S. Treasuries. The Fund's average duration was slightly longer than the Index. As the market rallied, the percent of Treasury holdings was increased, but the Fund was still underweighted in this area. The duration of the Treasury holdings was extended to offset the prepayment aspects of the Fund's mortgage holdings. And, the Fund overall finished the year slightly longer than the Index duration.
         Fund performance was enhanced by the yield advantage of its mortgage holdings and its duration structure. But, the underweighting in Treasuries and overweighting in mortgages hurt the Fund's relative performance versus the Index.
      Investors should note that this was a very good period for high grade bond investors. Looking forward, we believe that for at least the first half of 1998, concern about the Asian crisis will result in investors being more risk opposed, emphasizing credit quality and liquidity. The Fund should continue to benefit from its large Treasury holdings. The Federal Reserve may ease interest rates possibly resulting in the Treasury market becoming overpriced.

[BAR GRAPH OMITTED]
                 6-MONTH TOTAL RETURN %
                 ----------------------
GOVERNMENT INCOME   LEHMAN AGGREGATE   SALOMON BROTHERS
    (CLASS Y)           BOND INDEX        BOND INDEX
      6.00                6.38               6.37

                    YIELD 30-DAY %
                    --------------
GOVERNMENT INCOME   LEHMAN AGGREGATE   SALOMON BROTHERS
    (CLASS Y)           BOND INDEX        BOND INDEX
      5.94                6.24               6.30

                 PERFORMANCE
----------------------------------------------
                   6-MONTH    YIELD    NAV
                TOTAL RETURN 30-DAY  12/31/97
                (CUMULATIVE)
----------------------------------------------
  CLASS Y           6.00%     5.94%  $10.03
  CLASS A W/O LOAD  5.86      5.94    10.03
  CLASS A W/LOAD    2.40      5.50    10.37
  LEHMAN
    AGGREGATE BOND  6.38      6.24       --
  SALOMON
    BROAD BOND      6.37      6.30       --
----------------------------------------------

     The Fund will retain its fully invested posture and work to minimize prepayment risk in its mortgage holdings. Mortgaged pass-through securities will be utilized as a source of higher yield. [SQUARE BULLET]
--------------------------------------------------------------------------------

                                                        [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------

[SQUARE BULLET] BOND FUND
                               SEMI-ANNUAL RESULTS

[SQUARE BULLET] This Fund returned 6.06% for the six months ending  December 31,
                1997.
[SQUARE BULLET] The Fund's benchmark,  the Lehman Brothers Aggregate Bond Index, returned 6.38% for the same period.
[SQUARE BULLET] Assets in the Fund  declined  5% from  $184.0  million to $175.6 million during the six months.

                                   COMMENTARY

During the last year, CoreFund Bond Fund produced positive returns for investors while nearly matching the performance of its benchmark. Throughout the third quarter of the calendar year moderating retail sales and excellent inflation data were combined with an improving Federal deficit and a decline in the number of Treasury securities being auctioned.
         In the fourth quarter of 1997, the rally continued, but, it did so for different reasons. The Asian crisis dominated this period fueling a global flight to quality which helped both the U.S. dollar and U.S. Treasury securities. Also, with the Asian currencies dropping and their economies weakening, import goods cheapened and global demand softened, giving us an excellent inflation outlook.
       The corporate bond market came under a lot of pressure as a result of the Asian crisis. In particular, the emerging market subsector dramatically underperformed in the fourth quarter as the markets of Malaysia, Thailand, Indonesia, and Korea took hard hits. Domestic corporates also lagged the rally, especially those companies that have a direct link to the Asian economy. [GRAPHIC OF POINTER OMITTED]
         The Fund's performance was helped by a maturity structure that was longer than the Index. Early in the period, the Fund benefited from certain corporate holdings in the finance sector (Salomon Brothers, Lehman Bros., BankBoston) due to the ongoing consolidation in the banking and securities industries. Holdings in TCI and Time Warner also contributed to performance. Performance was hurt by an underweighting in the U.S. Treasury sector and an overweighting in the asset-backed sector.
         Investors should note that this was a very good period for high grade bond investors. Looking forward, we believe that

                                    BOND FUND
                                ----------------
                                QUICK FUND FACTS
                                ----------------
                                 INCEPTION DATE:
                                FEBRUARY 28, 1990
                                 PORTFOLIO SIZE:
                                 $175.6 MILLION
                               SHARES OUTSTANDING:
                            16,670,007 (Y&A COMBINED)
                           AVERAGE WEIGHTED MATURITY:
                                   10.23 YEARS

                             QUALITY DIVERSIFICATION
                                  AAA       64%
                                  AA         3%
                                  A          8%
                                  BBB       12%
                                  OTHER     13%
                              [PIE CHART OMITTED]
                 INVESTMENT QUALITY RATINGS AS RATED BY MOODY'S

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE
--------------------------------------------------------------------------------
(CONTINUED)

DECEMBER 31, 1997

[SQUARE BULLET] BOND FUND (CONTINUED)
for at least the first half of 1998, investors will continue to be concerned about the Asian crisis. As a result, they will be more risk opposed, emphasizing credit quality and liquidity. The Fund should continue to benefit from its Treasury holdings. The Federal Reserve may ease interest rates, but probably not until later in the second quarter. [SQUARE BULLET]
--------------------------------------------------------------------------------

[BAR GRAPH]
             6-MONTH TOTAL RETURN %
             ----------------------
BOND (CLASS Y)    LEHMAN AGGREGATE BOND INDEX
     6.06                     6.38

                YIELD 30-DAY %
                --------------
BOND (CLASS Y)    LEHMAN AGGREGATE BOND INDEX
     6.02                     6.24

                   PERFORMANCE
------------------------------------------------
                   6-MONTH    YIELD    NAV
                TOTAL RETURN 30-DAY 12/31/97
                (CUMULATIVE)
------------------------------------------------
  CLASS Y           6.06%    6.02%  $10.53
  CLASS A W/O LOAD  5.93     6.02    10.53
  CLASS A W/LOAD    0.91     5.52    11.06
  LEHMAN
    AGGREGATE BOND  6.38     6.24       --
------------------------------------------------

[SQUARE BULLET] GLOBAL BOND FUND
                               SEMI-ANNUAL RESULTS

[SQUARE BULLET] This Fund returned 2.06% for the year ending December 31, 1997. [SQUARE BULLET] The Fund's benchmark, the J.P. Morgan Global Bond Index, returned 2.52% for the same period.
[SQUARE BULLET] Assets  in the Fund grew 3% from $34.8 million to $35.9 million during the six months.

                                   COMMENTARY

During the past year, the Global Bond Fund reported modest positive returns for investors within the context of a challenging economic environment. As the period began, there were indications that the U.S. and the U.K. economies were overheating and that, while there was no evidence of inflationary pressure, labor markets were becoming tight.
         Higher interest rates became a possibility, and the bond markets began to look overvalued. The markets in Continental Europe also appeared to be overvalued as they responded to difficult convergence criteria in advance of the European Monetary Union. As the period progressed, these pressures increased. In response, your managers took

                                                        [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------

[BAR GRAPH OMITTED]
               6-MONTH TOTAL RETURN %
               ----------------------
GLOBAL BOND (CLASS Y)    JPM GLOBAL BOND U.S. INDEX
        2.06                        2.52

   YIELD 30-DAY %
   --------------
GLOBAL BOND (CLASS Y)
        4.95

                                       PERFORMANCE
                   6-MONTH      YIELD      NAV
                TOTAL RETURN   30-DAY   12/31/97
                (CUMULATIVE)
  CLASS Y           2.06%       4.95%    $9.33
  CLASS A W/O LOAD  2.05        4.95      9.32
  CLASS A W/LOAD   (2.75)       4.47      9.78
  JPM GLOBAL BOND   2.52         N/A        --

a low risk strategy with a relatively short maturity profile, while keeping some interest rate hedges to provide for the possibility of further overheating.
         The market became even more challenging during the last three months of 1997 as the period was dominated by troubles in a number of the Far East economies. Over borrowing, overproduction, and unsound financial structures led to huge devaluations of currencies. The outlook for the bigger economies of Japan and China is still unclear. One of the consequences of these conditions was the downgrading of growth forecasts for the developed economies. This happens as exporting prospects to the Far East were reduced and the prospect of an inflow of cheaper goods from the Far East was taken into account. Although these events gave developed bond markets an additional boost as they became a safe haven from the uncertainties and disasters elsewhere, it also made them even more overvalued in fundamental terms.
[GRAPHIC OF POINTER OMITTED]
     Currently, all the good news is in the market. Short term, nearly all the markets look vulnerable. However, the bigger picture, looking slightly into the future, is very encouraging. The U.S. may be close to the limits of domestically inspired growth, as is the U.K. with its strong currency. European growth will suffer from downgraded export prospects. Ignoring the impact of the Far East, we have a sound bond environment. [SQUARE BULLET]
--------------------------------------------------------------------------------

                                GLOBAL BOND FUND
                                ----------------
                                QUICK FUND FACTS
                                ----------------
                                 INCEPTION DATE:
                                FEBRUARY 15, 1993
                                 PORTFOLIO SIZE:
                                  $35.9 MILLION
                               SHARES OUTSTANDING:
                             3,843,846 (Y&ACOMBINED)
                           AVERAGE WEIGHTED MATURITY:
                                    9.2 YEARS

                             QUALITY DIVERSIFICATION
                                  AAA      89%
                                  AA       10%
                                  NOT RATED 1%
                               [PIE CHART OMITTED]
                 INVESTMENT QUALITY RATINGS AS RATED BY MOODY'S

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE
--------------------------------------------------------------------------------
(CONTINUED)

DECEMBER 31, 1997
                        INTERMEDIATE MUNICIPAL BOND FUND
                        --------------------------------
                                QUICK FUND FACTS
                        --------------------------------
                                 INCEPTION DATE:
                                  MARCH 3, 1993
                                 PORTFOLIO SIZE:
                                  $1.9 MILLION
                               SHARES OUTSTANDING:
                              182,592 (Y&A COMBINED)
                           AVERAGE WEIGHTED MATURITY:
                                    6.2 YEARS

                             QUALITY DIVERSIFICATION
                                  AAA      71%
                                  AA       23%
                                  A         3%
                                  NOT RATED 3%
                               [PIE CHART OMITTED]
                 INVESTMENT QUALITY RATINGS AS RATED BY MOODY'S

[SQUARE BULLET] INTERMEDIATE MUNI BOND
                               SEMI-ANNUAL RESULTS

[SQUARE BULLET] This Fund returned 4.13% for the six months  ending December 31,
                1997.
[SQUARE BULLET] The Fund's benchmark,  the Lehman Brothers 7-Year Municipal Bond
                Index, returned 4.91% for the same period.
[SQUARE BULLET] Assets in the Fund declined 5% from $2.0 million to $1.9 million during the six months.

                                   COMMENTARY

                          [GRAPHIC OF POINTER OMITTED]
During the semi-annual period, CoreFund Intermediate Municipal Bond Fund provided investors with positive returns as it outperformed its benchmark.
         In general, the municipal bond market lagged the rally in U.S. Treasuries during the last six months of 1997. During the Fund's first quarter (through September) bond markets fluctuated in reaction to various economic releases, inflation reports, and concerns about interest rates. In July, favorable employment and inflation reports led to strong rallies and lower municipal bond yields. Evidence of stronger economic growth and a weaker dollar followed in August.
         In September, new issues flooded the market as many municipalities chose to refinance existing bonds to take advantage of the low rates. On the positive side, legislation did not repeal the De Minimis exemption. This repeal would have made it less attractive for corporations to invest in municipals, and therefore may have resulted in the loss of key corporate support.
         After reacting to inflation fears in October, bond market yields moved lower on

[BAR GRAPH OMITTED]

                    6-MONTH TOTAL RETURN %
                    ----------------------
INTERMEDIATE MUNI (CLASS Y)   LEHMAN 7-YEAR MUNI INDEX
          4.13                         4.91

                    YIELD 30-DAY %
                    --------------
INTERMEDIATE MUNI (CLASS Y)   LEHMAN 7-YEAR MUNI INDEX
          3.86                         4.37

                    PERFORMANCE
----------------------------------------------
                   6-MONTH     YIELD    NAV
                TOTAL RETURN  30-DAY 12/31/97
                (CUMULATIVE)
----------------------------------------------
  CLASS Y           4.13%     3.86%   $10.25
  CLASS A W/O LOAD  4.00      3.86     10.25
  CLASS A W/LOAD    0.60      3.49     10.59
  LEHMAN 7-YEAR     4.91      4.37        --
----------------------------------------------

                                                        [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------

expectations that the Asian crisis would slow the U.S. economy and the belief that the Federal Reserve would not tighten credit. As government bonds rallied, municipals lagged due to heavy new issuance.
     For the six months, issuance was 31% higher vs. 1996, causing municipals to consistently underperform U.S. Treasuries. As Treasuries benefited from a world-wide flight to quality, the oversupply within the municipal market kept a ceiling on how far prices could rise.
     Throughout this period, a reduction in Fund assets kept the Fund's duration slightly shorter than the Index.
     Looking ahead, we expect interest rates to remain stable, municipal bond supply to come down, and municipal yields to tighten. Our strategy is to manage duration to maximize opportunities. We will continue to manage cash flow. We will also work to replace bonds that have reached their call prices with new bonds. [SQUARE BULLET]
--------------------------------------------------------------------------------

[SQUARE BULLET] PA MUNICIPAL BOND FUND
                               SEMI-ANNUAL RESULTS
[SQUARE BULLET] This Fund returned 5.51% for the six months  ending December 31,
                1997.

[SQUARE BULLET] The Fund's  benchmark,  the Lehman Brothers  Pennsylvania  Bond
                Index, returned 5.54% for the same period.

[SQUARE BULLET] Assets in the Fund grew 43% from $12.2 million to $17.5 million during the six months.

                                   COMMENTARY

The CoreFund Pennsylvania Municipal Fund nearly mirrored the performance of its benchmark for the semi-annual period, providing investors with positive tax-free returns. Through October, the Fund received a 5-Star, rating from Morningstar on its 1-year return and its assets grew significantly.
[GRAPHIC OF POINTER OMITTED]
     In general, the municipal bond market lagged the rally in U.S. Treasuries during the last six months of 1997. During the first quarter (through September) bond markets fluctuated in reaction to various economic releases, inflation reports, and concerns about interest rates. In July, favorable

                        PENNSYLVANIA MUNICIPAL BOND FUND
                        --------------------------------
                                QUICK FUND FACTS
                        --------------------------------
                                 INCEPTION DATE:
                                  MAY 16, 1994
                                 PORTFOLIO SIZE:
                                  $17.5 MILLION
                               SHARES OUTSTANDING:
                             1,624,413 (Y&A COMBINED)
                           AVERAGE WEIGHTED MATURITY:
                                   10.6 YEARS

                             QUALITY DIVERSIFICATION
                                   AAA   65%
                                   AA    19%
                                   A      6%
                                   OTHER 10%
                               [PIE CHART OMITTED]

                 INVESTMENT QUALITY RATINGS AS RATED BY MOODY'S

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE
--------------------------------------------------------------------------------
(CONTINUED)

DECEMBER 31, 1997

[SQUARE BULLET] PA MUNICIPAL BOND (CON'T.)
employment and inflation reports led to strong rallies and lower municipal bond yields. Evidence of stronger economic growth and a weaker dollar followed in August.

[BAR GRAPH OMITTED]
                6-MONTH TOTAL RETURN %
                ----------------------
PA MUNICIPAL (CLASS Y)   LEHMAN BROS. PA BOND INDEX
        5.51                        5.54
                   YIELD 30-DAY %
                   --------------
PA MUNICIPAL (CLASS Y)   LEHMAN BROS. PA BOND INDEX
        4.70                        4.71

PERFORMANCE
---------------------------------------------
                   6-MONTH    YIELD    NAV
                TOTAL RETURN 30-DAY 12/31/97
                (CUMULATIVE)
---------------------------------------------
  CLASS Y           5.51%     4.70%  $10.77
  CLASS A W/O LOAD  5.47      4.70    10.78
  CLASS A W/LOAD    0.48      4.25    11.32
  LEHMAN BROS.
    PA BOND         5.54      4.71       --
---------------------------------------------
          In September, new issues flooded the market as many municipalities chose to refinance existing bonds to take advantage of the low rates. On the positive side, legislation did not repeal the De Minimis exemption. This repeal would have made it less attractive for corporations to invest in municipals, and therefore may have resulted in the loss of key corporate support.
          After reacting to inflation fears in October, bond market yields moved lower on expectations that the Asian crisis would slow the U.S. economy and the belief that the Federal Reserve would not tighten credit. As government bonds rallied, municipals lagged due to heavy new issuance.
          For the six months, issuance was 31% higher vs. 1996, causing municipals to consistently underperform U.S. Treasuries. As Treasuries benefited from a world-wide flight to quality, the oversupply within the municipal market kept a ceiling on how far prices could rise.
          Looking ahead, we expect interest rates to remain stable, municipal supply to come down, and municipal yields to tighten. Our duration strategy has been to stay slightly longer than the Index -- however, we plan to start bringing it down to neutral with the Index in light of current conditions. We

                                                        [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------

will continue to work to replace bonds that have reached their call prices with newer bonds. [SQUARE BULLET]

[SQUARE BULLET] NJ MUNICIPAL BOND FUND
                               SEMI-ANNUAL RESULTS
[SQUARE BULLET] This Fund returned 5.55% for the six months  ending December 31,
                1997.
[SQUARE BULLET] The Fund's benchmark, the Lehman Brothers New Jersey Bond Index, returned 5.54% for the same period.
[SQUARE BULLET] Assets in the Fund grew 11% from $1.9 to $2.1 million during the six months.
                                   COMMENTARY

                          [GRAPHIC OF POINTER OMITTED]
The CoreFund NJ Municipal Fund provided investors with positive tax-free returns for the semi-annual period while outperforming its benchmark.
       In general, the municipal bond market lagged the rally in U.S. Treasuries during the last six months of 1997. During the first quarter (through September) bond markets fluctuated in reaction to various economic releases, inflation reports, and concerns about interest rates. In July, favorable employment and inflation reports led to strong rallies and lower municipal bond yields. Evidence of stronger economic growth and a weaker dollar followed in August.
     In September, new issues flooded the market as many municipalities chose to

                         NEW JERSEY MUNICIPAL BOND FUND
                         ------------------------------
                                QUICK FUND FACTS
                         ------------------------------
                                 INCEPTION DATE:
                                  MAY 16, 1994
                                 PORTFOLIO SIZE:
                                  $2.1 MILLION
                               SHARES OUTSTANDING:
                              202,830 (Y&A COMBINED)
                           AVERAGE WEIGHTED MATURITY:
                                   10.6 YEARS

                             QUALITY DIVERSIFICATION
                                  AAA       47%
                                  AA        25%
                                  NOT RATED 28%
                               [PIE CHART OMITTED]

                 INVESTMENT QUALITY RATINGS AS RATED BY MOODY'S

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE
--------------------------------------------------------------------------------
(CONTINUED)

DECEMBER 31, 1997
[SQUARE BULLET] NJ MUNICIPAL BOND (CON'T.)
refinance existing bonds to take advantage of the low rates. On the positive side, legislation did not repeal the De Minimis exemption. This repeal would have made it less attractive for corporations to invest in municipals, and therefore may have resulted in the loss of key corporate support.
         After reacting to inflation fears in October, bond market yields moved lower on expectations that the Asian crisis would slow the U.S. economy and the belief that the Federal Reserve would not tighten credit. As government bonds rallied, municipals lagged due to heavy new issuance.
     For the six months, issuance was 31% higher vs. 1996, causing municipals to consistently underperform U.S. Treasuries. As Treasuries benefited from a world-wide flight to quality, the oversupply within the municipal market kept a ceiling on how far prices could rise.
         Looking ahead, we expect interest rates to remain stable, municipal supply to come down, and municipal yields to tighten.

[BAR GRAPH]
               6-MONTH TOTAL RETURN %
               ----------------------
NJ MUNICIPAL (CLASS Y)   LEHMAN BROS. NJ BOND INDEX
          5.55                       5.54
                  YIELD 30-DAY %
                  --------------
NJ MUNICIPAL (CLASS Y)   LEHMAN BROS. NJ BOND INDEX
          4.72                       4.32

                 PERFORMANCE
---------------------------------------------
                   6-MONTH    YIELD    NAV
                TOTAL RETURN 30-DAY 12/31/97
                (CUMULATIVE)
---------------------------------------------
  CLASS Y           5.55%     4.72%  $10.46
  CLASS A W/O LOAD  5.42      4.72    10.45
  CLASS A W/LOAD    0.37      4.26    10.97
  LEHMAN BROS.
    NJ BOND         5.54      4.32       --
---------------------------------------------

Our strategy is to manage duration to maximize opportunities. We will continue to work to replace bonds that have reached their call prices with newer bonds. [SQUARE BULLET]
--------------------------------------------------------------------------------

                                                        [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------

[SQUARE BULLET] TREASURY RESERVE
                               SEMI-ANNUAL RESULTS

[SQUARE  BULLET] This  Fund  returned  2.57% net of expenses  for the six months ending December 31, 1997.
[SQUARE  BULLET] The Fund's  benchmark,  the IBC Financial U.S.  Treasury & REPO
                 Average, returned 2.47%, net of expenses, for the same period. [SQUARE BULLET] Assets in the Fund declined 2% from $847.5 million to $831.3 million during the six months.

                                   COMMENTARY

                          [GRAPHIC OF POINTER OMITTED]
The average weighted maturity of the CoreFund Treasury Reserve remained stable at 55 days during the semi-annual period. The Fund modestly outperformed its benchmark, providing conservative money market investors with a competitive yield.
         Throughout the period, the one-year Treasury bill followed the rally in the coupon sector. Tight supply and strong demand kept the T-bill market at very rich levels. Three- and six-month bills decreased to their lowest yields since February 1996. Stock market volatility, the Asian crisis, and the strong buying of Central Banks have all contributed to the flight to quality and strong demand for the short-term bills. During the period the dealer community and the central banks controlled the bill market as there was very little retail buying.
         Increases were made during the period to the percentage of holdings of Treasury-bill alternatives such as old coupon notes and STRIPS, because they offered a better spread over bills. The Fund also took advantage of higher overnight yields by increasing its holdings in repurchase agreements.
         The Treasury bill market should remain at very rich levels during the first quarter of 1998. The tight supply/strong

                         COREFUND MONEY MARKET MANAGERS
                                [PHOTO OMITTED]
                                 (LEFT TO RIGHT)

                                   JOHN ACKLER
                                  CASH RESERVE
                                   FOLU ABIONA
                                TAX-FREE RESERVE

                                 RONALD BRASTEN
                                TREASURY RESERVE

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE
--------------------------------------------------------------------------------
(CONTINUED)

DECEMBER 31, 1997

                                TREASURY RESERVE
                                ----------------
                                QUICK FUND FACTS
                                ----------------
                                 INCEPTION DATE:
                                NOVEMBER 21, 1988
                                 PORTFOLIO SIZE:
                                 $831.3 MILLION
                           AVERAGE WEIGHTED MATURITY:
                                     55 DAYS

                             QUALITY DIVERSIFICATION
                                  AAA       33%
                                  NOT RATED 67%
                              [PIE CHART OMITTED]
                 INVESTMENT QUALITY RATINGS AS RATED BY MOODY'S

[SQUARE BULLET] TREASURY RESERVE (CON'T.)
demand scenario we have experienced the past several months will continue to be a factor in the money markets. Other factors, such as the financial crises in Asia and Federal Reserve Chairman Alan Greenspan's recent comments about the possibility of deflation, have led the market to believe that the Fed may have shifted their bias toward an easing in monetary policy. The Fund will continue its strategy of purchasing Treasury bill alternatives where there are opportunities. When the technical factors subside and yields rise, the Fund will go back to its proven laddered approach to investing. [SQUARE BULLET]
--------------------------------------------------------------------------------

[BAR GRAPH OMITTED]
                     6-MONTH TOTAL RETURN %
                     ----------------------
TREASURY RESERVE (CLASS Y)    IBC FINANCIAL TREASURY & REPO INDEX
         2.57                                2.47
                         YIELD 7-DAY %
                         -------------
TREASURY RESERVE (CLASS Y)    IBC FINANCIAL TREASURY & REPO INDEX
         5.11                                4.88

                    PERFORMANCE
-------------------------------------------
                  6-MONTH    YIELD   YIELD
               TOTAL RETURN  7-DAY  30-DAY
               (CUMULATIVE)
-------------------------------------------
  CLASS Y          2.57%     5.11%  5.08%
  CLASS C          2.44      4.86   4.83
  IBC TREASURY/
     REPO          2.47      4.88   4.89
-------------------------------------------

                                                        [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------

[SQUARE BULLET] CASH RESERVE
                               SEMI-ANNUAL RESULTS
[SQUARE BULLET] This Fund returned 2.65% for the six months ending December 31,
                1997.
[SQUARE BULLET] The Fund's benchmark, the IBC Financial All-Taxable Money Fund
                Average, returned 2.57% for the same period.
[SQUARE BULLET] Assets in the Fund grew 13% from $913.9 million to $1.04 billion during the six months.

                                   COMMENTARY

The CoreFund Cash Reserve provided money market investors with positive returns for the semi-annual period. During the third quarter of 1997, inflation fears subsided and the yield curve on short-term securities flattened in reaction to dampened concerns about an impending increase in the Federal funds rate. Also, as the U.S. moved closer to a budget surplus, there was a reduction in the supply of Treasury securities coupled with a healthy demand, causing rates to drop.

[BAR GRAPH OMITTED]
                 6-MONTH TOTAL RETURN %
                 ----------------------
CASH RESERVE (CLASS Y)   IBC FINANCIAL ALL-TAXABLE INDEX
         2.65                           2.57
                    YIELD 7-DAY %
                    -------------
CASH RESERVE (CLASS Y)   IBC FINANCIAL ALL-TAXABLE INDEX
         2.65                           2.57


               PERFORMANCE
--------------------------------------------
                  6-MONTH    YIELD   YIELD
               TOTAL RETURN  7-DAY  30-DAY
               (CUMULATIVE)
--------------------------------------------
  CLASS Y          2.65%     5.28%  5.27%
  CLASS C          2.52      5.03   5.02
  CLASS B*         0.50      4.30   4.28
  IBC TAXABLE      2.57      5.12   5.10
--------------------------------------------
*INCEPTION DATE 11/18/97

          However, in anticipation of this drop and the further increased demand for year-end liquidity trades, dealers purchased large blocks of Treasury bills, further tightening yields. Also, foreign investors found dollar-denominated securities attractive due to the strong U.S. currency and high real interest rates relative to their own.
[GRAPHIC OF POINTER OMITTED]
          During the fourth quarter, yields on money market securities were driven up significantly by the financial crisis in Asia, an increased supply in the Treasury market, and the anticipation of tight funds over year end. Also in this quarter, U.S. Dollar short-term LIBOR Rates were driven higher and the supply of Treasury Bills increased. Focus has been shifted from LIBOR floater bonds to Federal Fund-based and Prime-based floater

                                  CASH RESERVE
                                ----------------
                                QUICK FUND FACTS
                                ----------------
                                 INCEPTION DATE:
                                 AUGUST 16, 1985
                                 PORTFOLIO SIZE:
                                  $1.04 BILLION
                           AVERAGE WEIGHTED MATURITY:
                                     68 DAYS

                             QUALITY DIVERSIFICATION
                                  AAA        2%
                                  AA         7%
                                  A         84%
                                  NOT RATED  7%
                               [PIE CHART OMITTED]

                 INVESTMENT QUALITY RATINGS AS RATED BY MOODY'S

MANAGERS'
DISCUSSION
OF
FUND
PERFORMANCE
--------------------------------------------------------------------------------
(CONTINUED)

DECEMBER 31, 1997

[SQUARE BULLET] CASH RESERVE (CONTINUED)
bonds since these securities tend to fluctuate less. By the end of year the market offered great opportunity for investors to buy.
          Given these conditions, the Fund's strategy has been to maintain an average weighted laddered maturity between 65 and 70 days while seeking products that offer incremental yield. In anticipation of the flurry of year-end liquidity trades, we placed securities to mature in December, making it possible for us to buy a lot of longer-term paper during this favorable market.
          Looking forward, we believe uncertainty due to the Asian crisis will continue, which will keep money moving into the fixed-income market. However, the impact of the crisis on domestic corporations is still unknown. We think that economic conditions will cause money market yields to trend lower throughout 1998. We will also increase our emphasis on credit quality while maintaining our current duration structure. [SQUARE BULLET]
--------------------------------------------------------------------------------

[SQUARE BULLET] TAX-FREE RESERVE (CONTINUED)
                               SEMI-ANNUAL RESULTS
[SQUARE BULLET] This Fund returned 1.63% for the six months ending December 31,
                1997.
[SQUARE BULLET] The Fund's benchmark, the IBC Financial Tax-Free Average, returned 1.59% for the same period.
[GRAPHIC OF POINTER OMITTED]
[SQUARE BULLET] Assets in the Fund grew 35% from $122.8 million to $165.2 million during the six months.

                                   COMMENTARY

Moderately outperforming its benchmark, the Tax-Free Reserve provided positive tax-free returns to shareholders during this semi-annual period. The 7-day yield for Class Y shares as of December 31, 1997 was 3.32%. At the end of the period, the Fund had an average weighted maturity of 48 days.
          Throughout the six months, we saw a continuation of the trend toward changing money market volume seasonality patterns. Rates overall were lower due to volatility.
          Yields were unusually attractive in July. In August, yields were lower as there was an increase in money moving into the

                                                        [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------

[BAR GRAPH OMITTED]
                 6-MONTH TOTAL RETURN %
                 ----------------------
TAX-FREE RESERVE (CLASS Y)   IBC FINANCIAL TAX-FREE INDEX
         1.63                           1.59
                    YIELD 7-DAY %
                    -------------
TAX-FREE RESERVE (CLASS Y)   IBC FINANCIAL TAX-FREE INDEX
         3.32                           3.38

               PERFORMANCE
------------------------------------------
                  6-MONTH    YIELD   YIELD
               TOTAL RETURN  7-DAY  30-DAY
               (CUMULATIVE)
------------------------------------------
  CLASS Y          1.63%     3.32%  3.23%
  CLASS C          1.49      3.22   2.97
  IBC TAX-FREE     1.59      3.38   3.21
------------------------------------------

short tax-exempt market in reaction to volatility in both the stock and bond markets.
     In October, strength in the Treasury market, coupled with troubles in the Asian economies, caused more money to move into the short tax-exempt market at an unexpected time. We took advantage of opportunities for maturity extension in November. In December, the market was more challenging due to light supply.
     Looking into 1998, we plan to maintain our current longer duration strategy. We believe rates will move lower as the Asian crisis drags on the U.S. economy and we will work to take advantage of any opportunities created by the market volatility. [SQUARE BULLET]
--------------------------------------------------------------------------------

                                TAX-FREE RESERVE
                                ----------------
                                QUICK FUND FACTS
                                ----------------
                                 INCEPTION DATE:
                                 APRIL 16, 1991
                                 PORTFOLIO SIZE:
                                 $165.2 MILLION
                           AVERAGE WEIGHTED MATURITY:
                                     48 DAYS

                             QUALITY DIVERSIFICATION
                                  AAA       13%
                                  AA         9%
                                  A         53%
                                  NOT RATED 25%
                               [PIE CHART OMITTED]

                 INVESTMENT QUALITY RATINGS AS RATED BY MOODY'S

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

STATEMENT
OF
NET ASSETS
                                           [SQUARE BULLET] COREFUND EQUITY FUNDS
--------------------------------------------------------------------------------
AS OF
DECEMBER 31, 1997
(UNAUDITED)



EQUITY INDEX FUND

[PIT CHART OMITTED]

MISCELLANEOUS      8%
UTILITIES          9%
RETAIL             7%
OIL-ENERGY         7%
FINANCIAL         17%
CHEMICALS & DRUGS 13%
CONSUMER PRODUCTS 13%
DURABLE GOODS     26%

% OF TOTAL PORTFOLIO INVESTMENTS
-------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
-------------------------------------------------------
COMMON STOCKS -- 99.9%
AEROSPACE & DEFENSE -- 0.9%
Lockheed Martin                   6,800   $       670
Northrop Grumman                  1,700           195
Raytheon Company, Class B*        8,900           449
Rockwell International            8,763           458
United Technologies               8,600           626
                                          -----------
                                                2,398
                                          -----------
AGRICULTURE -- 0.1%
Pioneer Hi-Bred International     3,000           322
                                          -----------
AIR TRANSPORTATION -- 0.5%
AMR*                              2,800           360
Delta Air Lines                   2,500           297
Federal Express*                  4,000           244
US Air Group*                     7,800           487
                                          -----------
                                                1,388
                                          -----------
AIRCRAFT -- 0.9%
Boeing                           38,470         1,883
General Dynamics                  1,500           130
Textron                           8,000           500
                                          -----------
                                                2,513
                                          -----------
APPAREL/TEXTILES -- 0.3%
Liz Claiborne                     5,000           209
Nike, Class B                    10,000           392
Russell                           3,100            82
                                          -----------
                                                  683
                                          -----------
AUTOMOTIVE -- 2.4%
Allied Signal                    18,200           709
Chrysler                         26,200           922
Dana                              6,500           309
Echlin                            8,300           300

--------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
--------------------------------------------------------
Ford Motor                       43,400   $     2,113
General Motors                   27,600         1,673
Paccar                            3,000           157
TRW                               5,000           267
                                          -----------
                                                6,450
                                          -----------
BANKS -- 8.6%
Banc One                         20,944         1,138
Bank of New York                 13,000           752
BankAmerica                      25,600         1,869
BankBoston                        4,500           423
Bankers Trust New York            3,800           427
Barnett Banks of Florida          6,800           489
BB&T                              5,000           320
Chase Manhattan                  15,766         1,726
Citicorp                         16,800         2,124
Comerica                          3,700           334
Fifth Third Bancorp               4,500           368
First Chicago                    12,701         1,061
First Union                      21,060         1,079
Fleet Financial Group             9,801           734
Golden West Financial             2,000           196
H.F. Ahmanson                     2,000           134
J.P. Morgan                       6,000           677
Keycorp                           7,800           552
MBNA                             17,887           489
National City                     6,800           447
NationsBank                      27,000         1,642
Norwest                          30,600         1,182
PNC Bank                         13,900           793
Providian Financial               2,300           104
State Street                      6,000           349
Suntrust Banks                    8,400           600
Synovus Financial                 3,000            98
U.S. Bancorp                      8,746           979
Wachovia                          7,100           576
Washington Mutual                 9,100           581
Wells Fargo                       3,433         1,165
                                          -----------
                                               23,408
                                          -----------
BEAUTY PRODUCTS -- 2.7%
Avon Products                     3,200           196
Colgate Palmolive                10,492           771
Ecolab                            5,000           277
Gillette                         20,500         2,059
Procter & Gamble                 50,800         4,054
                                          -----------
                                                7,357
                                          -----------
BROADCASTING, CABLE TV, NEWSPAPERS
   & ADVERTISING -- 1.0%
CBS                              21,500           633
Clear Channel Communications*     2,000           159
Comcast, Class A                 14,200           448
Tele-Communications, Class A*    18,424           515
U.S. West Media Group*           21,800           629
Viacom, Class B*                 10,526           436
                                          -----------
                                                2,820
                                          -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
NET ASSETS
--------------------------------------------------------------------------------
AS OF
DECEMBER 31, 1997
(UNAUDITED)


EQUITY INDEX FUND (CONTINUED)


--------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
--------------------------------------------------------
BUILDING & CONSTRUCTION -- 0.3%
Centex                            2,400   $       151
Fluor                             1,900            71
Foster Wheeler                    3,300            89
Halliburton                       9,200           478
McDermott International           3,400           125
                                          -----------
                                                  914
                                          -----------
BUILDING MATERIALS -- 0.0%
Owens Corning                     2,800            96
                                          -----------
CHEMICALS -- 2.3%
Air Products & Chemical           3,100           255
Dow Chemical                      8,150           827
E.I. DuPont de Nemours           40,000         2,402
Eastman Chemical                  5,700           340
FMC*                              2,200           148
Great Lakes Chemical                300            13
Hercules                          2,700           135
Monsanto                         19,500           819
Morton International              1,600            55
Nalco Chemical                    5,700           226
Praxair                           5,500           247
Rohm & Haas                       2,500           239
Sigma Aldrich                    10,600           421
W.R. Grace & Company              3,100           249
                                          -----------
                                                6,376
                                          -----------
COMMUNICATIONS EQUIPMENT -- 2.6%
Andrew *                          9,000           216
Cabletron Systems*                5,800            87
Cisco Systems*                   36,900         2,057
ITT Industries                    7,000           220
ITT*                              3,600           298
Lucent Technologies              23,300         1,861
Motorola                         20,600         1,175
NextLevel Systems*                5,800           104
Northern Telecom                  8,300           739
Tellabs*                          6,200           328
                                          -----------
                                                7,085
                                          -----------
COMPUTERS, SOFTWARE & SERVICES-- 7.7%
3COM*                            12,000           419
Adobe Systems                     4,000           165
Automatic Data Processing         9,400           577
Bay Networks*                     9,000           230
Ceridian*                         3,400           156
Compaq Computer*                 26,250         1,481
Computer Associates
   International                 18,075           956
Computer Sciences*                1,900           159
Dell Computer*                   12,400         1,042
Digital Equipment*                3,900           144
EMC*                             14,200           390
Equifax                           6,000           213
First Data                       15,400           450
Harris Computer Systems           3,200           147
Hewlett Packard                  37,300         2,331
International Business Machines  35,000         3,660
Microsoft*                       43,100         5,571
Novell*                          29,300           220
Oracle Systems*                  36,862           822

-------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
-------------------------------------------------------
Parametric Technology*            5,000   $       237
Pitney Bowes                      5,000           450
Seagate Technology*               7,200           139
Shared Medical Systems            2,400           158
Silicon Graphics*                21,000           261
Sun Microsystems*                11,200           447
Tandy                             4,000           154
                                          -----------
                                               20,979
                                          -----------
CONTAINERS & PACKAGING -- 0.2%
Crown Cork & Seal                 3,700           185
Owens-Illinois*                   9,000           341
                                          -----------
                                                  526
                                          -----------
DRUGS -- 8.4%
Abbott Labs                      28,000         1,836
Allergan                          4,300           144
American Home Products           22,800         1,744
Amgen*                            9,600           520
Baxter International              9,800           494
Bristol-Myers Squibb             37,040         3,505
Eli Lilly                        39,800         2,771
Merck                            44,400         4,717
Pfizer                           48,200         3,594
Pharmacia & Upjohn               16,255           595
Schering Plough                  27,200         1,690
Warner Lambert                    9,400         1,166
                                          -----------
                                               22,776
                                          -----------
ELECTRICAL EQUIPMENT -- 3.5%
Emerson Electric                 14,600           824
General Electric                117,700         8,636
W.W. Grainger                     2,000           194
                                          -----------
                                                9,654
                                          -----------
ELECTRICAL SERVICES -- 2.6%
American Electric Power           5,300           274
Baltimore Gas & Electric          4,700           160
Carolina Power & Light           10,600           450
Central & South West              5,400           146
Cinergy                           4,600           176
Consolidated Edison of New York   5,300           217
Dominion Resources of Virginia    5,500           234
DTE Energy                        4,200           146
Duke Power                       12,986           719
Edison International             13,400           364
Entergy                          10,200           305
Firstenergy*                      5,000           145
FPL Group                         6,100           361
GPU                               4,200           177
Houston Industries               13,343           356
Niagara Mohawk Power*            26,200           275
Pacificorp                        6,400           175
PECO Energy                      16,000           388
PG&E                             15,500           472
PP&L Resources                    5,500           132
Public Service Enterprise Group   5,500           174
Southern                         20,100           520
Texas Utilities                   8,785           365
Unicom                            4,800           148
Union Electric Power              4,300           186
                                          -----------
                                                7,065
                                          -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                           [SQUARE BULLET] COREFUND EQUITY FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
--------------------------------------------------------
ENTERTAINMENT -- 1.1%
King World Productions            6,600   $       381
Walt Disney                      24,926         2,469
                                          -----------
                                                2,850
                                          -----------
ENVIRONMENTAL SERVICES -- 0.3%
Browning Ferris Industries        5,900           218
Laidlaw                          14,000           191
Waste Management                 15,200           418
                                          -----------
                                                  827
                                          -----------
FINANCIAL SERVICES -- 3.9%
Allstate                         15,700         1,427
American Express                 16,600         1,482
Beneficial                        2,400           199
Charles Schwab                    9,600           403
Countrywide Credit Industries     6,000           257
FHLMC                            30,200         1,267
FNMA                             38,800         2,214
Green Tree Financial              5,900           155
Household International           4,100           523
Mellon Bank                      11,400           691
Merrill Lynch                    11,200           817
Morgan Stanley, Dean Witter,
   Discover                      19,330         1,143
                                          -----------
                                               10,578
                                          -----------
FOOD, BEVERAGE & TOBACCO -- 8.0%
Anheuser Busch                   16,400           722
Archer Daniels Midland           17,277           375
Campbell Soup                    16,200           942
Coca Cola                        91,600         6,103
ConAgra                          14,600           479
Coors, Adolph, Class B            5,600           186
CPC International                 5,400           583
Fortune Brands                    6,700           248
General Mills                     5,900           423
H.J. Heinz                       16,650           846
Hershey Foods                     4,000           248
Kellogg                          15,200           754
Pepsico                          56,800         2,070
Philip Morris                    89,400         4,051
Ralston-Purina Group              3,900           362
Sara Lee                         16,900           952
Seagram                          12,300           397
Unilever                         23,600         1,474
UST                              10,200           377
Wrigley, William Jr.              4,000           318
                                          -----------
                                               21,910
                                          -----------
GAS/NATURAL GAS -- 0.9%
Coastal                           2,500           155
Columbia Gas Systems              3,500           275
Consolidated Natural Gas          6,000           363
Enron                            11,200           465
Nicor                             3,700           156
Oneok                             5,900           238
Pacific Enterprises               3,800           143
Peoples Energy                    4,100           161

--------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
--------------------------------------------------------
Sonat                             6,800   $       311
Williams                          7,500           213
                                          -----------
                                                2,480
                                          -----------
GLASS PRODUCTS -- 0.3%
Corning                           7,300           271
PPG Industries                    7,300           417
                                          -----------
                                                  688
                                          -----------
HOTELS & LODGING -- 0.2%
Harrah's Entertainment*          10,000           189
Hilton Hotels                     8,500           253
Marriott International            2,900           201
                                          -----------
                                                  643
                                          -----------
HOUSEHOLD FURNITURE & FIXTURES-- 0.2%
Armstrong World Industries        1,600           120
Masco                             3,500           178
Newell                            3,600           153
Sherwin Williams                  4,600           128
                                          -----------
                                                  579
                                          -----------
HOUSEHOLD PRODUCTS -- 0.3%
Clorox                            5,800           459
Whirlpool                         5,700           313
                                          -----------
                                                  772
                                          -----------
INSURANCE -- 4.6%
Aetna                             5,308           375
American General                  9,716           525
American International Group     25,500         2,773
AON                               5,250           308
Chubb                             6,600           499
Cigna                             2,900           502
Cincinnati Financial              3,000           422
Conseco                           5,600           254
General Re                        2,400           509
Hartford Financial Services Group 3,100           290
Jefferson-Pilot                   4,500           350
Lincoln National                  2,100           164
Loews                             3,400           361
Marsh and McLennan                7,400           552
MBIA                              3,800           254
MGIC Investment                   5,000           332
Progressive of Ohio               2,200           264
Safeco                            8,400           409
Sunamerica                        6,750           289
Transamerica                      2,000           213
Travelers                        39,579         2,132
United Healthcare                 5,100           253
Unum                              6,000           326
USF&G                            13,500           298
                                          -----------
                                               12,654
                                          -----------
LUMBER & WOOD PRODUCTS -- 0.1%
Georgia Pacific                   2,700           164
Potlatch                          2,100            90
Timber Group*                     2,700            61
                                          -----------
                                                  315
                                          -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
NET ASSETS
--------------------------------------------------------------------------------
AS OF
DECEMBER 31, 1997
(UNAUDITED)


EQUITY INDEX FUND (CONTINUED)
--------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
--------------------------------------------------------
MACHINERY -- 1.8%
Baker Hughes                      6,000   $       262
Black & Decker                    3,500           137
Brunswick                         9,500           288
Case                              3,000           181
Caterpillar                      13,800           670
Crane                             4,650           202
Deere                             7,800           455
Dover                             5,600           202
Dresser Industries                4,500           189
Eaton                             2,000           179
Illinois Tool Works               8,200           493
Ingersoll Rand                    3,600           146
Snap-On Tools                     4,050           177
Stanley Works                     3,600           170
Tenneco                           5,000           198
Timken                            5,000           172
Tyco International Limited       17,800           802
                                          -----------
                                                4,923
                                          -----------
MEASURING DEVICES -- 0.6%
Honeywell                         4,400           301
Johnson Controls                  9,000           430
KLA-Tencor*                       3,000           116
Millipore                         3,400           115
Parker Hannifin                   4,275           196
Perkin Elmer                      2,000           142
Tektronix                         5,250           208
Thermo Electron*                  5,100           227
                                          -----------
                                                1,735
                                          -----------
MEDICAL INFORMATION SYSTEMS-- 0.1%
HBO                               7,500           360
                                          -----------
MEDICAL PRODUCTS & SERVICES-- 2.7%
Bausch & Lomb                     2,000            79
Biomet*                           7,400           190
Boston Scientific*                5,800           266
Cardinal Health                   4,000           301
Columbia/HCA Healthcare          22,850           677
Guidant                           5,000           311
Healthsouth*                     11,000           305
Humana*                           8,500           176
Johnson & Johnson                48,000         3,162
Mallinckrodt                      4,500           171
Medtronic                        16,000           837
St. Jude Medical*                 7,000           214
Tenet Healthcare*                12,900           427
U.S. Surgical                     6,000           176
                                          -----------
                                                7,292
                                          -----------
METALS & MINING -- 0.6%
Alcan Aluminum                    7,700           213
Aluminum Company of America       5,200           366
Asarco                            3,300            74
Cyprus AMAX Minerals              7,400           114
Freeport-McMoran Copper
   and Gold, Class B              6,000            95
Inco                              7,600           129
Newmont Mining                   10,770           316
Phelps Dodge                      1,600           100
Reynolds Metals                   3,500           210
                                          -----------
                                                1,617
                                          -----------

--------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
--------------------------------------------------------
MISCELLANEOUS BUSINESS SERVICES-- 0.4%
Cendant*                         28,502   $       980
National Service Industries       3,000           149
                                          -----------
                                                1,129
                                          -----------
MISCELLANEOUS CHEMICAL PRODUCTS-- 0.1%
Raychem                           3,800           164
                                          -----------
MISCELLANEOUS CONSUMER SERVICES-- 0.2%
H&R Block                         7,000           314
Service International             5,800           214
                                          -----------
                                                  528
                                          -----------
MISCELLANEOUS MANUFACTURING-- 0.2%
Hasbro                            3,600           113
Mattel                            8,250           307
                                          -----------
                                                  420
                                          -----------
PAPER & PAPER PRODUCTS -- 1.7%
Avery Dennison                    4,600           206
Champion International            2,200           100
Fort James                        6,700           256
International Paper              12,035           519
Kimberly Clark                   23,704         1,169
Mead                              6,600           185
Minnesota Mining
   & Manufacturing               14,600         1,198
Stone Container*                  3,800            40
Temple Inland                     1,000            52
Union Camp                        4,750           255
Westvaco                          3,150            99
Weyerhaeuser                      6,006           295
Willamette Industries             3,800           122
                                          -----------
                                                4,496
                                          -----------
PETROLEUM REFINING -- 8.0%
Amerada Hess                      2,100           115
Amoco                            17,400         1,481
Ashland                           4,300           231
Atlantic Richfield               12,000           962
Burlington Resources              6,400           287
Chevron                          23,300         1,794
Exxon                            90,600         5,544
Helmerich and Payne               3,300           224
Mobil                            28,800         2,079
Occidental Petroleum              9,900           290
Oryx Energy*                      8,400           214
Phillips Petroleum                7,200           350
Rowan Companies*                 10,000           305
Royal Dutch Petro                75,500         4,091
Schlumberger                     17,800         1,433
Sun                               8,200           345
Texaco                           18,600         1,011
Union Pacific Resources Group     8,629           209
Unocal                            8,900           345
USX Marathon Group                9,500           321
Western Atlas*                    3,000           222
                                          -----------
                                               21,853
                                          -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                           [SQUARE BULLET] COREFUND EQUITY FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
--------------------------------------------------------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES-- 0.6%
Eastman Kodak                    11,300   $       687
Polaroid                          3,000           146
Xerox                            10,800           797
                                          -----------
                                                1,630
                                          -----------
PRECIOUS METALS -- 0.1%
Barrick Gold                     12,000           224
Echo Bay Mines*                   9,100            22
Placer Dome Group                 5,400            69
                                          -----------
                                                  315
                                          -----------
PRINTING & PUBLISHING -- 1.3%
Deluxe                            2,500            86
Donnelly R.R. & Sons              9,200           343
Gannett                           9,600           593
Knight-Ridder                     3,000           156
McGraw-Hill                       2,200           163
Meredith                          6,000           214
New York Times, Class A           3,200           212
Time Warner, Class A             19,800         1,228
Times Mirror, Class A             5,900           363
Tribune                           3,000           187
                                          -----------
                                                3,545
                                          -----------
PROFESSIONAL SERVICES -- 0.2%
Cognizant                        11,000           490
Dun & Bradstreet                  4,700           145
                                          -----------
                                                  635
                                          -----------
RAILROADS -- 0.7%
Burlington Northern Santa Fe      5,464           508
CSX                               8,200           443
Norfolk Southern                 13,800           425
Union Pacific                     8,300           518
                                          -----------
                                                1,894
                                          -----------
RESTAURANTS -- 0.6%
Darden Restaurants               11,800           148
McDonald's                       24,900         1,189
Tricon Global Restaurants*        4,000           116
Wendy's International             5,900           142
                                          -----------
                                                1,595
                                          -----------
RETAIL -- 4.8%
Albertson's                       8,400           398
American Stores                   6,400           132
Autozone*                        10,000           290
Charming Shoppes*                20,000            94
Costco Companies*                10,900           486
CVS                               6,400           410
Dayton-Hudson                     7,800           527
Dillards, Class A                 9,700           342
Federated Department Stores*      5,700           245
Gap                              14,700           521
Giant Food, Class A               3,900           131
Harcourt General                  5,300           290
Home Depot                       25,599         1,507
J.C. Penney                       8,600           519
K Mart*                          16,950           196

--------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
--------------------------------------------------------
Kroger*                           6,200   $       229
Limited                           9,500           242
Lowes                             5,500           262
May Department Stores             6,900           364
Mercantile Stores                   500            30
Nordstrom                         6,000           362
Rite Aid                          3,700           217
Sears Roebuck                    13,500           611
TJX Companies                     9,000           309
Toys R Us*                        9,800           308
Wal Mart Stores                  82,600         3,258
Walgreen                         15,200           477
Winn Dixie Stores                 5,000           218
Woolworth*                        7,500           153
                                          -----------
                                               13,128
                                          -----------
RUBBER & PLASTIC -- 0.3%
Goodyear Tire & Rubber            5,380           342
Reebok International              7,300           210
Rubbermaid                        8,500           213
Tupperware                        5,700           159
                                          -----------
                                                  924
                                          -----------
SEMI-CONDUCTORS/INSTRUMENTS-- 2.3%
Advanced Micro Devices*           7,500           135
AMP                               6,200           260
Applied Materials*               13,200           398
Intel                            60,200         4,229
LSI Logic*                       10,000           198
National Semiconductor*           5,600           145
Texas Instruments                13,200           594
Thomas & Betts                    5,000           236
                                          -----------
                                                6,195
                                          -----------
SPECIALTY MACHINERY -- 0.1%
Cooper Industries                 6,000           294
                                          -----------
STEEL & STEEL WORKS -- 0.2%
Allegheny Teledyne                8,300           215
Nucor                             6,000           290
USX U.S. Steel Group              1,900            59
                                          -----------
                                                  564
                                          -----------
TELEPHONES & TELECOMMUNICATION-- 7.0%
AT&T                             58,736         3,598
Airtouch Communications*         19,100           794
Alltel                            6,000           246
Ameritech                        21,800         1,755
Bell Atlantic                    28,612         2,604
Bellsouth                        36,100         2,033
GTE                              33,600         1,756
MCI Communications               24,458         1,047
SBC Telecommunications           33,586         2,460
Sprint                           14,000           821
US West                          17,600           794
Worldcom*                        36,500         1,104
                                          -----------
                                               19,012
                                          -----------
TRUCKING -- 0.1%
Ryder System                      5,000           164
                                          -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
NET ASSETS
--------------------------------------------------------------------------------
AS OF
DECEMBER 31, 1997
(UNAUDITED)


EQUITY INDEX FUND (CONCLUDED)


--------------------------------------------------------
DESCRIPTION            SHARES/PAR (000)     VALUE (000)
--------------------------------------------------------
WHOLESALE -- 0.3%
Ikon Office Solutions            10,000   $       281
Sysco                            10,000           456
                                          -----------
                                                  737
                                          -----------
TOTAL COMMON STOCKS
(Cost $155,836)                               272,255
                                          -----------

REPURCHASE AGREEMENT -- 0.3%
Aubrey Lanston
   6.50%, dated 12/31/97,
   matures 01/02/98,
   repurchase price $856,309
   (collateralized by various U.S.
   Treasury Notes, ranging
   in par value $415,000-$440,000,
   5.625%-8.25%, 07/15/98-
   12/31/99; total market
   value $876,803)                 $856           856
                                          -----------
TOTAL REPURCHASE AGREEMENT
(Cost $856)                                       856
                                          -----------
TOTAL INVESTMENTS -- 100.2%
(Cost $156,692)                               273,111
                                          -----------
OTHER ASSETS AND LIABILITIES,
   NET-- (0.2%)                                  (425)
                                          -----------

NET ASSETS:
Portfolio Shares -- Class Y ($0.001 par
   value -- 500 million authorized)
   based on 6,628,613 outstanding shares      146,711
Portfolio Shares -- Class A ($0.001 par
   value -- 500 million authorized)
   based on 229,839 outstanding shares          8,338
Portfolio Shares -- Class B ($0.001 par
   value -- 500 million authorized)
   based on 18,981 outstanding shares             745
Accumulated Net Realized Gain
   on Investments                                 469
Net Unrealized Appreciation
   on Investments                             116,419
Undistributed Net Investment Income                 4
                                          -----------
TOTAL NET ASSETS-- 100.0%                    $272,686
                                          ===========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS Y                  $39.65
                                          ===========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE-- CLASS A                   $39.66
                                          ===========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE-- CLASS B                   $39.12
                                          ===========
* NON INCOME PRODUCING SECURITY
ADR --AMERICAN DEPOSITORY RECEIPT
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


CORE EQUITY FUND

[PIE CHART OMITTED]
MISCELLANEOUS                9%
UTILITIES                    9%
REAL ESTATE INVESTMENT TRUST 3%
OIL-ENERGY                   7%
FINANCIAL                   13%
CHEMICALS & DRUGS            8%
CONSUMER PRODUCTS           12%
DURABLE GOODS               39%

% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
--------------------------------------------------------
COMMON STOCKS -- 99.5%
AIRCRAFT -- 2.1%
Boeing                          165,500   $     8,099
Textron                          60,000         3,750
                                          -----------
                                               11,849
                                          -----------
AEROSPACE & DEFENSE -- 0.0%
Raytheon Company, Class A*        1,434            71
                                          -----------
AUTOMOTIVE -- 2.4%
Allied Signal                   120,000         4,672
Ford Motor                      155,000         7,547
General Motors                   22,500         1,364
                                          -----------
                                               13,583
                                          -----------
BANKS -- 2.1%
BankAmerica                      42,000         3,066
NationsBank                     153,200         9,316
                                          -----------
                                               12,382
                                          -----------
BROADCASTING, CABLE TV, NEWSPAPERS
   & ADVERTISING -- 0.6%
Emmis Broadcasting*              77,500         3,536
                                          -----------
BUILDING & CONSTRUCTION -- 1.1%
Clayton Homes                   250,000         4,500
Foster Wheeler                   62,500         1,691
                                          -----------
                                                6,191
                                          -----------
CHEMICALS -- 2.8%
Hercules                         20,000         1,001
IMC Global                      115,000         3,766
Monsanto                         99,000         4,158
Praxair                         155,000         6,975
                                          -----------
                                               15,900
CLEANING PRODUCTS -- 0.1%
USA Detergents*                  56,500           459
                                          -----------

[SQUARE BULLET] COREFUND EQUITY FUNDS
--------------------------------------------------------------------------------

-------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
-------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 1.2%
Lucent Technologies              89,000   $     7,109
                                          -----------
COMPUTERS, SOFTWARE & SERVICES -- 8.4%
3COM*                           147,500         5,153
America Online*                  35,000         3,122
Cabletron Systems*               86,000         1,290
Computer Associates
   International                 97,500         5,155
International Business
   Machines                     142,500        14,900
Microsoft*                       93,000        12,020
Storage Technology*             111,400         6,900
                                          -----------
                                               48,540
                                          -----------
CONTAINERS & PACKAGING -- 1.1%
Crown Cork & Seal               125,000         6,266
                                          -----------
DRUGS -- 3.3%
Biogen*                         165,000         6,002
Eli Lilly & Co.                 109,400         7,617
Mylan Laboratories              265,000         5,548
                                          -----------
                                               19,167
                                          -----------
ELECTRICAL SERVICES -- 2.1%
FPL Group                        52,500         3,107
Pinnacle West Capital           125,000         5,297
Unicom                          120,000         3,690
                                          -----------
                                               12,094
                                          -----------
ENVIRONMENTAL SERVICES -- 1.5%
Browning Ferris Industries      240,000         8,880
                                          -----------
FOOD, BEVERAGE & TOBACCO -- 9.2%
Canandaigua Wine, Class A*      195,005        10,798
Chiquita Brands International   700,000        11,419
Nabisco Holdings, Class A       375,400        18,183
Philip Morris                    75,500         3,421
RJR Nabisco Holdings            249,300         9,349
                                          -----------
                                               53,170
                                          -----------
GAS/NATURAL GAS -- 0.4%
Sonat                            47,700         2,182
                                          -----------
HEALTHCARE SERVICES -- 2.2%
Medpartners*                    579,700        12,971
                                          -----------
HOTELS & LODGING -- 1.7%
Felcor Suite Hotels             145,000         5,147
Hilton Hotels                   150,000         4,463
                                          -----------
                                                9,610
                                          -----------
INSURANCE -- 11.9%
Aetna                            85,000         5,998
Conseco                         270,000        12,268
Everest Reinsurance Holdings    284,000        11,715
General Re                       34,000         7,208
Hartford Financial
   Services Group               127,300        11,911
Hartford Life, Class A          108,000         4,894

--------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
--------------------------------------------------------
Travelers                       170,000   $     9,159
Travelers Property Casualty     119,500         5,258
                                          -----------
                                               68,411
                                          -----------
MACHINERY -- 2.1%
Case                             45,000         2,720
Cummins Engine                   51,800         3,059
Harnischfeger Industries         95,000         3,355
Thermo Electron*                 65,000         2,893
                                          -----------
                                               12,027
                                          -----------
MEDICAL PRODUCTS & SERVICES-- 3.2%
Alza*                           175,000         5,567
Boston Scientific*              140,200         6,432
Human Genome Sciences*           43,600         1,733
United States Surgical          156,400         4,584
                                          -----------
                                               18,316
                                          -----------
METALS & MINING -- 1.1%
Freeport-McMoran Copper and
   Gold, Class B                130,000         2,048
Potash of Saskatchewan           54,000         4,482
                                          -----------
                                                6,530
                                          -----------
MISCELLANEOUS BUSINESS SERVICES -- 3.5%
Cendant                         589,006        20,247
                                          -----------
MISCELLANEOUS MANUFACTURING -- 3.3%
Metromedia International
   Group*                       275,000         2,613
General Electric                207,500        15,225
ITT Industries                   47,500         1,490
                                          -----------
                                               19,328
                                          -----------
PETROLEUM & FUEL PRODUCTS -- 3.2%
Apache                           80,000         2,805
Reading & Bates*                 70,000         2,931
Repsol ADR                       18,800           800
Tidewater                        75,000         4,134
Triton Energy*                   70,000         2,043
USX Marathon Group              165,000         5,569
                                          -----------
                                               18,282
                                          -----------
PETROLEUM REFINING -- 6.0%
Ashland                          60,000         3,221
British Petroleum ADR           138,176        11,011
Mobil                           245,000        17,686
Texaco                           55,000         2,991
                                          -----------
                                               34,909
                                          -----------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 0.0%
Xerox                             1,600           118
                                          -----------
PRINTING & PUBLISHING -- 0.7%
Central Newspaper                21,500         1,590
News ADR                        110,000         2,186
                                          -----------
                                                3,776
                                          -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
NET ASSETS
--------------------------------------------------------------------------------
AS OF
DECEMBER 31, 1997
(UNAUDITED)


CORE EQUITY FUND (CONCLUDED)


--------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
--------------------------------------------------------
RAILROADS -- 0.6%
CSX                              37,000   $     1,998
Union Pacific                    25,000         1,561
                                          -----------
                                                3,559
                                          -----------
REAL ESTATE -- 2.5%
Equity Residential
   Properties Trust             105,000         5,309
Glenborough Realty Trust        202,400         5,996
Prentiss Properties Trust       110,000         3,073
                                          -----------
                                               14,378
                                          -----------
RESTAURANTS -- 1.0%
Darden Restaurants              399,700         4,996
Lone Star Steakhouse
   & Saloon*                     45,000           788
                                          -----------
                                                5,784
                                          -----------
RETAIL -- 4.7%
CML Group                       275,000           911
Corporate Express*               95,000         1,223
Dillards, Class A                37,500         1,322
General Nutrition*              287,100         9,761
Lowes                           110,000         5,246
Pep Boys - Manny,
   Moe & Jack                   185,000         4,417
Saks Holdings*                  175,000         3,620
Staples*                         15,100           419
                                          -----------
                                               26,919
                                          -----------
RUBBER & PLASTIC -- 0.8%
Goodyear Tire & Rubber           70,000         4,454
                                          -----------
SEMI-CONDUCTORS/INSTRUMENTS-- 2.9%
Intel                           150,000        10,538
National Semiconductor*         127,500         3,307
VLSI Technology*                135,000         3,189
                                          -----------
                                               17,034
                                          -----------
TELEPHONES & TELECOMMUNICATION -- 8.7%
Airtouch Communications*        460,000        19,119
McLeodUSA, Class A*             127,500         4,080
Qualcomm*                       101,800         5,141
Worldcom*                       726,000        21,962
                                          -----------
                                               50,302
                                          -----------
WATER TREATMENT -- 1.0%
U.S. Filter*                    190,000         5,688
                                          -----------
TOTAL COMMON STOCKS
(Cost $441,850)                               574,022
                                          -----------
TOTAL INVESTMENTS -- 99.5%
(Cost $441,851)                               574,022
                                          -----------
OTHER ASSETS AND LIABILITIES,
   NET-- 0.5%                                   2,747
                                          -----------

--------------------------------------------------------
DESCRIPTION                                 VALUE (000)
--------------------------------------------------------
NET ASSETS:
Portfolio Shares -- Class Y ($0.001 par
   value -- 50 million authorized) based on
   27,068,563 outstanding shares            $ 415,785
Portfolio Shares -- Class A ($0.001 par
   value -- 50 million authorized) based on
   924,049 outstanding shares                  13,559
Portfolio Shares -- Class B ($0.001 par
   value -- 50 million authorized) based on
   7,283 outstanding shares                       149
Accumulated Net Realized Gain
   on Investments                              15,119
Net Unrealized Appreciation
   on Investments                             132,172
Distributions in Excess of Net
   Investment Income                              (15)
                                          -----------
TOTAL NET ASSETS-- 100.0%                    $576,769
                                          ===========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS Y                  $20.60
                                          ===========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE-- CLASS A                   $20.61
                                          ===========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE-- CLASS B                   $18.31
                                          ===========
* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                           [SQUARE BULLET] COREFUND EQUITY FUNDS
--------------------------------------------------------------------------------

GROWTH EQUITY FUND

[PIE CHART OMITTED]

Miscellaneous        5%
Utilities            2%
Retail              12%
Oil-Energy           3%
Financial           19%
Cash Equivalents     3%
Chemicals & Drugs   14%
Consumer Products    6%
Durable Goods       36%

   % OF TOTAL INVESTMENTS


--------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
--------------------------------------------------------
COMMON STOCKS -- 98.9%
BANKS -- 8.3%
BankAmerica                      24,000   $     1,752
Barnett Banks of Florida         50,000         3,594
Citicorp                         13,643         1,725
Crestar Financial                73,000         4,161
Norwest                          70,000         2,704
                                          -----------
                                               13,936
                                          -----------
BEAUTY PRODUCTS -- 2.2%
Colgate Palmolive                24,400         1,793
Gillette                         18,600         1,868
                                          -----------
                                                3,661
                                          -----------
BROADCASTING, CABLE TV, NEWSPAPERS
   & ADVERTISING -- 1.2%
CBS                              70,400         2,072
                                          -----------
COMMUNICATIONS EQUIPMENT -- 2.2%
Cisco Systems*                   65,850         3,671
                                          -----------
COMPUTERS, SOFTWARE & SERVICES-- 12.2%
America Online*                  45,800         4,085
BMC Software*                    68,000         4,463
Compaq Computer*                 54,100         3,053
Computer Associates
   International                 65,889         3,484
Microsoft*                       11,932         1,542
Peoplesoft*                     100,000         3,900
                                          -----------
                                               20,527
                                          -----------
DRUGS -- 7.3%
Johnson & Johnson                49,000         3,228
Merck                            16,000         1,700
Schering Plough                  56,000         3,479
SmithKline Beecham ADR           77,100         3,966
                                          -----------
                                               12,373
                                          -----------

--------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
--------------------------------------------------------
ELECTRICAL EQUIPMENT -- 5.4%
General Electric                 47,178   $     3,462
Honeywell                        47,500         3,254
Illinois Tool Works              40,000         2,405
                                          -----------
                                                9,121
                                          -----------
FINANCIAL SERVICES -- 4.6%
FHLMC                            85,000         3,565
FNMA                             74,656         4,260
                                          -----------
                                                7,825
                                          -----------
FOOD, BEVERAGE & TOBACCO -- 4.9%
ConAgra                          89,000         2,920
CPC International*               16,300         1,760
Hershey Foods                    56,900         3,524
                                          -----------
                                                8,204
                                          -----------
HEALTHCARE SERVICES -- 2.8%
Health Management
   Associates*                  186,037         4,697
                                          -----------
HOUSEHOLD PRODUCTS -- 1.6%
Sunbeam Oster                    62,100         2,616
                                          -----------
INSURANCE -- 4.3%
Allstate                         47,400         4,307
American International Group     27,600         3,002
                                          -----------
                                                7,309
                                          -----------
MEDICAL INFORMATION SYSTEMS -- 2.2%
HBO                              77,000         3,696
                                          -----------
MEDICAL PRODUCTS & SERVICES-- 4.3%
Cardinal Health                  51,600         3,876
Guidant                          27,000         1,681
Medtronic                        33,000         1,726
                                          -----------
                                                7,283
                                          -----------
MISCELLANEOUS CHEMICAL PRODUCTS-- 0.1%
Solutia*                          6,820           182
                                          -----------
MISCELLANEOUS CONSUMER SERVICES -- 0.9%
Corestaff*                       54,000         1,431
                                          -----------
PETROLEUM REFINING -- 3.5%
Halliburton                      65,000         3,376
Schlumberger                     30,200         2,431
                                          -----------
                                                5,807
                                          -----------
PRINTING & PUBLISHING -- 2.1%
Gannett                          58,500         3,616
                                          -----------
RETAIL -- 14.4%
Costco*                          82,000         3,659
Dayton-Hudson                    76,500         5,164
Gap                             135,000         4,784
Home Depot                       61,000         3,591
Nordstrom                        55,000         3,321
Walgreen                        122,000         3,828
                                          -----------
                                               24,347
                                          -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
NET ASSETS
--------------------------------------------------------------------------------
AS OF
DECEMBER 31, 1997
(UNAUDITED)


GROWTH EQUITY FUND (CONCLUDED)


--------------------------------------------------------
DESCRIPTION            SHARES/PAR (000)     VALUE (000)
--------------------------------------------------------
TECHNOLOGY, SERVICES -- 4.3%
Automatic Data Processing        60,400   $     3,707
Paychex                          69,000         3,493
                                          -----------
                                                7,200
                                          -----------
TELEPHONES & TELECOMMUNICATION-- 10.1%
Brooks Fiber Properties*         60,459         3,325
ICG Communications*              68,100         1,856
McLeod USA, Class A*             82,000         2,624
Qualcomm*                        53,000         2,677
Qwest Communications Int'l*       6,565           391
Teleport Communications
   Group*                        58,200         3,194
Worldcom*                       100,300         3,034
                                          -----------
                                               17,101
                                          -----------
TOTAL COMMON STOCKS
(Cost $111,339)                               166,675
                                          -----------

REPURCHASE AGREEMENTS -- 2.7%
Aubrey Lanston
   6.50%, dated 12/31/97,
   matures 01/02/98,
   repurchase price $1,516,547
   (collateralized by U.S. Treasury
   Note, par value $1,550,000,
   5.625%, 12/31/99; market
   value $1,550,930)             $1,516         1,516
Hong Kong Shanghai Bank
   6.40%, dated 12/31/97, matures
   01/02/98, repurchase price
   $1,516,539 (collateralized by
   U.S. Treasury Note, par value
   $1,470,000, 6.625%, 07/31/01;
   market value $1,554,819)       1,516         1,516
Morgan Stanley
   6.20%, dated 12/31/97,
   matures 01/02/98,
   repurchase price $1,516,522
   (collateralized by U.S. Treasury
   Note, par value $1,555,000,
   5.50%, 12/31/00; market
   value $1,549,247)              1,516         1,516
                                          -----------
TOTAL REPURCHASE AGREEMENTS
(Cost $4,548)                                   4,548
                                          -----------
TOTAL INVESTMENTS -- 101.6%
(Cost $115,887)                               171,223
                                          -----------
OTHER ASSETS AND LIABILITIES,
   NET-- (1.6%)                                (2,725)
                                          -----------

--------------------------------------------------------
DESCRIPTION                                 VALUE (000)
--------------------------------------------------------
NET ASSETS:
Portfolio Shares -- Class Y ($0.001 par
   value -- 100 million authorized) based
   on 9,962,047 outstanding shares           $103,338
Portfolio Shares -- Class A ($0.001 par
   value -- 100 million authorized) based
   on 350,144 outstanding shares                4,018
Portfolio Shares -- Class B ($0.001 par
   value -- 100 million authorized) based
   on 6,248 outstanding shares                    109
Accumulated Net Realized Gain
   on Investments                               5,833
Net Unrealized Appreciation
   on Investments                              55,336
Distributions in Excess of Net
   Investment Income                             (136)
                                          -----------
TOTAL NET ASSETS-- 100.0%                    $168,498
                                          ===========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS Y                  $16.33
                                          ===========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE-- CLASS A                   $16.27
                                          ===========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE-- CLASS B                   $16.19
                                          ===========
* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                           [SQUARE BULLET] COREFUND EQUITY FUNDS
--------------------------------------------------------------------------------

SPECIAL EQUITY FUND


[PIE CHART OMITTED]

Miscellaneous                11%
Utilities                     3%
Retail                        1%
Real Estate Investment Trust  6%
Financial                     4%
Cash Equivalents              3%
Chemicals & Drugs             8%
Consumer Products             7%
Durable Goods                57%

   % OF TOTAL INVESTMENTS

--------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
--------------------------------------------------------
COMMON STOCKS -- 96.7%
AIR TRANSPORTATION -- 0.9%
Midway Airlines                  46,500     $     703
                                            ---------
AIRCRAFT -- 0.4%
Boeing                            6,750           330
                                            ---------
APPAREL/TEXTILES -- 0.6%
Haggar                           20,000           315
Mothers Work*                    17,500           138
                                            ---------
                                                  453
                                            ---------
AUTOMOTIVE -- 1.9%
Earl Scheib*                      4,900            39
Ford Motor                       20,000           974
Noble International*             46,500           416
Walbro                            3,000            40
                                            ---------
                                                1,469
                                            ---------
BROADCASTING, CABLE TV, NEWSPAPERS
   & ADVERTISING -- 0.1%
@entertainment, Inc*              4,400            49
                                            ---------
BUILDING & CONSTRUCTION -- 3.9%
Comfort Systems USA Inc*         14,500           286
Foster Wheeler                   20,000           541
Jacobs Engineering Group*        29,500           749
Royal Group Technologies Ltd*    27,500           638
Shaw Group*                      35,000           805
                                            ---------
                                                3,019
                                            ---------
CHEMICALS -- 0.2%
Kinark*                          57,500           172
                                            ---------
COMMUNICATIONS EQUIPMENT -- 3.2%
Ciena*                           10,700           654
ITT Industries                    5,000           157
Scientific-Atlanta               31,000           519
VDI Media*                      120,000         1,155
                                            ---------
                                                2,485
                                            ---------

--------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
--------------------------------------------------------
COMPUTERS, SOFTWARE & SERVICES-- 4.6%
America Online*                   8,000    $      713
Box Hill Systems*                27,900           291
Cabletron Systems*               20,000           300
Computer Associates
   International                  6,000           317
Gametek*                         10,000            --
International Business
   Machines                       4,500           471
Mecon*                           62,000           442
Mylex*                           75,000           675
Storage Technology*               4,900           303
                                            ---------
                                                3,512
                                            ---------
CONTAINERS & PACKAGING -- 0.2%
Cronos Group*                    25,900           129
Silgan Holdings*                  1,000            32
                                            ---------
                                                  161
                                            ---------
DRUGS -- 9.9%
Anesta*                          45,200           740
Aphton*                          52,500           532
Cellegy Pharmaceuticals Inc*     46,500           389
ChiRex*                          42,000           740
Collagenex Pharmaceuticals*      46,300           579
Flamel Technologies (ADR)*       97,700           177
Guilford Pharmaceuticals*        40,500           815
Hybridon*                         4,500            13
Ilex Oncology*                   31,500           232
Isis Pharmaceutical*             27,300           336
Megabios Corp*                   41,850           596
Pharmaceutical Resources*       105,000           157
Roberts Pharmaceuticals*         12,500           120
Scios Nova*                     218,200         2,182
                                            ---------
                                                7,608
                                            ---------
ELECTRICAL EQUIPMENT -- 4.3%
Kuhlman                          32,500         1,272
Magnetek*                        65,000         1,268
UCAR International*              18,500           739
                                            ---------
                                                3,279
                                            ---------
ELECTRONICS -- 0.5%
Lam Research*                    12,700           371
Smartflex Systems*                2,300            22
                                            ---------
                                                  393
                                            ---------
ENTERTAINMENT -- 1.5%
Meridian Sports*                 17,300            13
Mikohn Gaming*                  110,000           784
Sports Club*                     38,000           352
                                            ---------
                                                1,149
                                            ---------
ENVIRONMENTAL SERVICES -- 1.1%
Harding Lawson
   Associates Group*             40,300           413
Philip Services*                 32,500           467
                                            ---------
                                                  880
                                            ---------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
NET ASSETS
--------------------------------------------------------------------------------
AS OF
DECEMBER 31, 1997
(UNAUDITED)


SPECIAL EQUITY FUND (CONTINUED)

--------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
--------------------------------------------------------
FINANCIAL SERVICES -- 4.1%
Aames Financial                  46,500    $      602
Affiliated Managers Group*       11,160           324
Consolidation Cap Corp*          55,800         1,133
Delta Financial*                 34,700           464
Imperial Credit*                 41,800           611
                                            ---------
                                                3,134
                                            ---------
FOOD, BEVERAGE & TOBACCO -- 0.9%
Cuisine Solutions*               21,000            21
Philip Morris                       300            14
RJR Nabisco Holdings             16,700           626
                                            ---------
                                                  661
                                            ---------
HOTELS & LODGING -- 1.1%
American Skiing Corp*             4,650            69
John Q. Hammons Hotels*           9,600            86
Prime Hospitality*               31,500           642
U.S. Franchise Systems,
   Class A*                       4,500            45
                                            ---------
                                                  842
                                            ---------
HOUSEHOLD FURNISHINGS -- 1.4%
O'Sullivan                       45,000           478
Winsloew Furniture*              44,180           641
                                            ---------
                                                1,119
                                            ---------
INSURANCE -- 4.1%
Arm Financial                     4,500           119
Conseco                          14,000           636
Everest Reinsurance Holdings     21,300           879
Travelers                        13,750           741
Travelers Property Casualty      18,100           796
                                            ---------
                                                3,171
                                            ---------
MACHINERY -- 2.1%
Case                             11,000           665
Cummins Engine                   10,000           591
First Aviation*                  45,000           335
                                            ---------
                                                1,591
                                            ---------
MEASURING DEVICES -- 1.4%
Rofin-Sinar Technologies*        36,000           437
Teradyne*                        21,300           682
                                            ---------
                                                1,119
                                            ---------
MEDICAL PRODUCTS & SERVICES-- 10.4%
Acme United*                    129,200           775
American Retirement              23,000           460
Centennial Heathcare             33,900           771
Computer Motion*                 80,000           840
Emeritus*                        27,000           344
Harborside Healthcare*           18,000           356
Innovasive Devices*               9,000            82
Genome Therapeutics*             45,000           284
Medpartners*                     45,000         1,007
Metra Biosystems*                 6,800            25
Molecular Dynamics*               1,400            23

--------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
--------------------------------------------------------
Pace Health Management
   Systems*                      43,500    $       16
Possis Medical*                  22,600           249
Progenics Pharmaceuticals*       69,750           977
Quest Medical*                    9,000            63
Resound*                         47,400           261
Spectranetics*                   27,000            84
U.S. Surgical                    15,400           451
Urologix*                        26,500           480
Vision Twenty-One*               46,500           430
                                            ---------
                                                7,978
                                            ---------
METALS & MINING -- 1.0%
Freeport-McMoran Copper
   and Gold, Class B             25,000           394
Potash of Saskatchewan            4,300           357
                                            ---------
                                                  751
                                            ---------
MISCELLANEOUS BUSINESS SERVICES -- 2.5%
Cendant                          48,062         1,652
Mac-Gray*                        18,600           291
                                            ---------
                                                1,943
                                            ---------
MISCELLANEOUS MANUFACTURING-- 1.3%
RMI Titanium*                    35,000           700
Toymax International*            37,200           321
                                            ---------
                                                1,021
                                            ---------
PETROLEUM & FUEL PRODUCTS -- 2.3%
Bayard Drilling Technologies*     9,300           151
Callon Petroleum (A)*             9,000           147
IRI International*               19,100           267
Meridian Resource*               68,256           653
Tidewater                        10,000           551
                                            ---------
                                                1,769
                                            ---------
PRINTING & PUBLISHING -- 0.2%
CMP Media Inc., Class A*          9,100           157
                                            ---------
PROFESSIONAL SERVICES -- 0.1%
Bright Horizons Inc*              4,650            87
                                            ---------
RAILROADS -- 0.6%
Union Pacific                     7,000           437
                                            ---------
REAL ESTATE -- 5.5%
AMB Property*                    53,600         1,347
Agree Realty                      9,400           204
Liberty Property Trust           25,800           737
Pacific Gulf Properties          31,400           746
Prentiss Properties Trust*       34,000           950
Trammell Crow*                    9,300           239
                                            ---------
                                                4,223
                                            ---------
RESTAURANTS/FOOD SERVICES -- 1.6%
Darden Restaurants               47,900           599
Uno Restaurant*                  90,000           619
                                            ---------
                                                1,218
                                            ---------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                           [SQUARE BULLET] COREFUND EQUITY FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
--------------------------------------------------------
RETAIL -- 6.0%
Bon-Ton Stores*                  46,300     $     695
Corporate Express*               27,500           354
Chicos*                           4,500            30
CML Group                        92,200           305
Cross-Continent Auto
   Retailers*                    65,000           544
Drug Emporium*                   92,100           363
Friendly Ice Cream                9,300           108
General Nutrition*               33,000         1,122
Hot Topic*                        4,400           100
Microage*                        22,500           339
Paper Warehouse *                18,600           142
Paul Harris Stores*              41,500           418
Sportmart*                       14,400            33
Sportmart, Class A*              14,400            34
Strouds*                         19,000            33
                                            ---------
                                                4,620
                                            ---------
SEMI-CONDUCTORS/INSTRUMENTS-- 2.1%
Ess Technology*                   4,600            35
Intel                             8,000           562
VLSI Technology*                 45,000         1,063
                                            ---------
                                                1,660
                                            ---------
SPECIALTY CONSTRUCTION -- 1.1%
Oakwood Homes                    25,000           830
                                            ---------
STEEL & STEEL WORKS -- 0.5%
Ispat International PLC Nv,
   Class A*                      18,690           404
                                            ---------
TELEPHONES & TELECOMMUNICATION-- 12.1%
Airtouch Communications*         18,500           769
Amnex*                          171,500           172
Clearnet, Class A*               40,000           455
Hybrid Networks*                 44,600           496
Intermedia Communications
   of Florida*                   14,900           905
Lucent Technologies              16,500         1,318
McLeod, Class A*                 15,000           480
Metrocall*                       25,000           123
Metromedia Fiber Network*        46,500           773
Metronet Communication*          46,500           808
Nextlink Communications*         32,500           693
Qualcomm*                        12,000           606
Viatel*                         200,000         1,000
Worldcom*                        25,000           756
                                            ---------
                                                9,354
                                            ---------
WATER TREATMENT -- 1.0%
U.S. Filter*                     25,000           748
                                            ---------
TOTAL COMMON STOCKS
(Cost $69,775)                                 74,499
                                            ---------

--------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
--------------------------------------------------------
REPURCHASE AGREEMENT -- 3.5%
Morgan Stanley
   6.20%, dated 12/31/97,
   matures 01/02/98,
   repurchase price $2,653,914
   (collateralized by U.S. Treasury
   Note, par value $2,725,000,
   5.50%, 12/31/00; market
   value $2,714,918)             $2,653     $   2,653
                                            ---------
TOTAL REPURCHASE AGREEMENT
(Cost $2,653)                                   2,653
                                            ---------
TOTAL INVESTMENTS -- 100.2%
(Cost $72,428)                                 77,152
                                            ---------
OTHER ASSETS AND LIABILITIES,
   NET-- (0.2%)                                  (147)
                                            ---------

NET ASSETS:
Portfolio Shares -- Class Y ($0.001 par
   value -- 1 billion authorized) based
   on 6,951,309 outstanding shares             67,555
Portfolio Shares -- Class A ($0.001 par
   value -- 1 billion authorized) based
   on 269,517 outstanding shares                2,885
Portfolio Shares -- Class B ($0.001 par
   value -- 1 billion authorized) based
   on 11,613 outstanding shares                   139
Accumulated Net Realized Gain
   on Investments                               1,961
Net Unrealized Appreciation
   on Investments                               4,724
Distributions in Excess of Net
   Investment Income                             (259)
                                            ---------
TOTAL NET ASSETS-- 100.0%                     $77,005
                                            =========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS Y                  $10.65
                                            =========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE-- CLASS A                   $10.60
                                            =========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE-- CLASS B                   $10.48
                                            =========
* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
PLC --PUBLIC LIMITED COMPANY
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
NET ASSETS
--------------------------------------------------------------------------------
AS OF
DECEMBER 31, 1997
(UNAUDITED)


INTERNATIONAL GROWTH FUND


[PIE CHART OMITTED]

Miscelleaneous 18%
United Kingdom 25%
Switzerland     7%
Spain           3%
Australia       3%
France          7%
Germany        11%
Italy           3%
Japan          14%
Mexico          4%
Netherlands     5%

% OF TOTAL PORTFOLIO INVESTMENTS

--------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
--------------------------------------------------------
FOREIGN STOCKS -- 91.2%
ARGENTINA -- 0.5%
Banco Frances ADR                 6,025   $       165
Irsa GDR                          2,400            90
Perez Companc, Series B          83,643           597
                                          -----------
                                                  852
                                          -----------
AUSTRALIA -- 2.2%
Australian Gas Light             80,000           558
John Fairfax Holdings           230,000           480
Lend Lease                       25,000           489
Mayne Nickless                  107,000           565
QBE Insurance                   187,500           844
Telstra Installment Receipts*   139,000           293
Woodside Petroleum               39,300           277
                                          -----------
                                                3,506
                                          -----------
AUSTRIA -- 0.7%
VA Technologie                    7,800         1,185
                                          -----------
BELGIUM -- 1.0%
Generale Banque                   3,500         1,524
                                          -----------
BRAZIL -- 1.4%
Centrais Electricas GDR             750            81
Companhia Paranese               10,000           137
Companhia Brasileira de
   Distribuicao Grupo de
   Acucar ADR                     6,000           116
Electrobras ADR                  38,500           957
Telebras ADR                      7,820           911
                                          -----------
                                                2,202
                                          -----------
CHILE -- 0.6%
Compania de Telecom de
   Chile ADR                     32,000           956
Santa Isabel ADR                  2,100            37
                                          -----------
                                                  993
                                          -----------

--------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
--------------------------------------------------------
DENMARK -- 1.6%
Novo-Nordisk, Class B            16,200    $    2,317
Sydbank                           3,124           178
                                          -----------
                                                2,495
                                          -----------
FINLAND -- 0.1%
Nokia AB, Series A                3,080           219
                                          -----------
FRANCE -- 6.9%
Air Liquide                       8,750         1,370
AXA                              31,195         2,414
Cie Financiere de Paribas,
   Class A                        5,350           465
Cie Generale des Eaux            21,948         3,064
Cie Generale des Eaux
   Warrants*                      2,000             1
Dassault Systems                  8,000           244
France Telecom*                   6,000           218
Rhone Poulenc                    51,500         2,308
Schneider                         4,000           217
Societe Nationale Elf Aquitaine   3,590           418
Valeo                             4,970           337
                                          -----------
                                               11,056
                                          -----------
GERMANY -- 9.7%
Allianz                           7,600         1,961
Bayer                             7,500           278
BMW                               2,550         1,907
Deutsche Bank                    34,100         2,385
Fried Krupp                         665           122
Hoechst                               2            --
Mannesmann                        5,000         2,510
Preussag                          5,000         1,537
SGL Carbon                       10,100         1,292
Veba                             45,449         3,095
Volkswagen                          900           503
                                          -----------
                                               15,590
                                          -----------
GREECE -- 0.5%
Alpha Credit Bank                15,000           875
                                          -----------
HONG KONG -- 2.0%
China Light & Power              82,000           455
Citic Pacific                    84,500           336
First Pacific                   186,000            90
Giordano                        650,000           224
HSBC Holdings                    20,681           510
Hutchison Whampoa                78,000           489
National Mutual Asia            600,000           596
New World Development           149,000           515
                                          -----------
                                                3,215
                                          -----------
HUNGARY -- 1.0%
Richter Gedeon                    2,500           284
Matav ADR*                       45,000         1,170
Pannoplast                        3,200           168
                                          -----------
                                                1,622
                                          -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                           [SQUARE BULLET] COREFUND EQUITY FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
--------------------------------------------------------
INDIA -- 1.8%
Himilayan Fund*                  75,918   $       812
ICICI GDR                        60,000           746
Indian Opportunities Fund*       41,981           354
Mahanagar Telephone
   Nigam GDR*                    33,000           512
Videsh Sanchar Nigam GDR*        35,000           491
                                          -----------
                                                2,915
                                          -----------
INDONESIA -- 0.4%
Bank Bali "F"                   600,000            81
Indosat "F"                     275,000           519
                                          -----------
                                                  600
                                          -----------
ISRAEL -- 1.3%
Near East Opportunity Fund*      59,000           928
Tadarin Limited                   8,032           287
Teva Pharmaceuticals ADR         20,000           946
                                          -----------
                                                2,161
                                          -----------
ITALY -- 2.5%
Autogrill*                       65,010           348
Bulgari                          46,000           234
ENI                             255,967         1,452
INA                             850,000         1,724
Telecom Italia                   46,595           298
                                          -----------
                                                4,056
                                          -----------
JAPAN -- 11.7%
77th Bank                        33,000           235
Canon                            62,000         1,444
Eiden Sakakiya                   25,000            93
Hitachi                         149,000         1,062
Honda Motor                      36,000         1,321
Hoya                              8,000           251
Ito Yokado                       27,000         1,376
Kao                              21,000           302
Kyocera                           4,000           181
Mabuchi Motor                    10,000           508
Marui Company                    36,000           560
Mitsubishi Heavy Industries     171,000           713
Mitsui Fudosan                   54,000           521
Nippon Express                   73,000           364
Riso Kagaku Corporation           5,100           292
Rohm Company                     13,000         1,325
Secom                            16,000         1,022
Shimachu                         17,000           267
Shin-Etsu Chemical               42,000           801
Sony Corporation                 22,000         1,955
Sumitomo Electric                53,000           723
Suzuki Motor                     24,000           217
Taisho Pharmaceutical            25,000           638
Toppan Printing                  73,000           951
Toyota Motor                     28,000           802
Yamanouchi Pharmaceutical        41,000           880
                                          -----------
                                               18,804
                                          -----------

--------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
--------------------------------------------------------
MALAYSIA -- 0.3%
AMMB Holdings                    58,000   $        38
AMMB Holdings Warrants*          10,000             1
Malaysian Oxygen                200,000           448
                                          -----------
                                                  487
                                          -----------
MEXICO -- 3.3%
ALFA, Series A                   61,945           419
Cifra, Series C                 520,000         1,160
Cifra, Series V                 550,000         1,350
Grupo Elektra                    60,000           106
Grupo Financiero Banamex
   Accival, Series B*           280,000           836
Grupo Modelo, Series C           17,000           143
Grupo Radio Centro ADR            6,600            94
Industrias CH, Series B*         30,000           178
Panamerican Beverage, Series A    6,000           196
Telefonos de Mexico ADR,
   Series L                      14,500           813
                                          -----------
                                                5,295
                                          -----------
NETHERLANDS -- 4.6%
Baan Company*                     8,680           284
Elsevier                        128,000         2,071
Fortis Amev                       6,500           283
Gucci Group, NY
   Registered Shares             26,520         1,111
ING Groep                        35,005         1,475
Phillips Electronics             26,200         1,571
Royal Dutch Petroleum             5,190           285
Vendex International              4,000           221
Wolters Kluwer                      800           103
                                          -----------
                                                7,404
                                          -----------
NORWAY -- 0.2%
Tomra Systems                    13,500           302
                                          -----------
PERU -- 0.1%
Credicorp                         4,230            76
                                          -----------
PHILIPPINES -- 0.4%
Ayala Land, Series B          1,000,000           400
Belle*                        5,200,000           203
Belle Warrants*                 800,000             1
                                          -----------
                                                  604
                                          -----------
POLAND -- 0.1%
Bank Handlowy GDR*               14,000           186
                                          -----------
SINGAPORE -- 0.3%
Development Bank of
   Singapore "F"                 57,000           488
                                          -----------
SOUTH AFRICA -- 0.2%
NBS Boland Group                121,500           301
                                          -----------
SOUTH KOREA -- 0.0%
Samsung Electronics               2,463            14
                                          -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
NET ASSETS
--------------------------------------------------------------------------------
AS OF
DECEMBER 31, 1997
(UNAUDITED)


INTERNATIONAL GROWTH FUND (CONCLUDED)


--------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
--------------------------------------------------------
SPAIN -- 2.7%
Argentaria                        3,200   $       195
Banco de Santander               59,400         1,985
Corp Financiera Reunida*         37,000           198
Telefonica de Espana             68,000         1,942
                                          -----------
                                                4,320
                                          -----------
SWEDEN -- 2.2%
Ericsson Telephone ADR            8,360           312
Incentive AB, Series A           19,000         1,712
Nordbanken Holding AB*          216,000         1,222
SSAB, Series A                   20,000           328
                                          -----------
                                                3,574
                                          -----------
SWITZERLAND -- 6.2%
Credit Suisse Group              18,000         2,785
Disetronic Holding                  130           285
Novartis                          2,217         3,597
Roche Holding                       306         3,039
Swiss Bank                          850           264
                                          -----------
                                                9,970
                                          -----------
TAIWAN -- 0.5%
Standard Foods Taiwan GDR*       75,000           863
                                          -----------
THAILAND -- 0.2%
Ruam Pattana Fund II*         1,281,000           131
Siam Commercial Bank            100,000           115
Siam Commercial
   Bank Rights*                  33,333             6
                                          -----------
                                                  252
                                          -----------
UNITED KINGDOM -- 23.5%
3i Group                         35,130           291
Brit-Borneo Petroleum
   Syndicate                     52,248           363
British Aerospace                14,475           412
British Sky Broadcasting         24,100           180
Cable & Wireless                206,000         1,810
General Electric                158,000         1,024
GKN                              74,500         1,526
Glaxo Wellcome                   81,000         1,915
Granada Group                   102,750         1,569
JJB Sports                       34,200           366
Ladbroke                        401,430         1,740
Lasmo                           265,318         1,202
Lloyds TSB Group                212,900         2,751
Logica                           24,342           463
Manchester United               115,400           299
Marks & Spencer                 164,000         1,613
McKechnie                        76,500           578
National Power                   33,420           329
National Westminster Bank       100,000         1,658
Next                             24,500           278
NFC                             333,000           828
Prudential                       28,100           339
Railtrack Group                  28,090           446
Reckitt & Coleman               122,500         1,921

--------------------------------------------------------
DESCRIPTION            SHARES/PAR (000)     VALUE (000)
--------------------------------------------------------
Rentokil Group                   79,000  $        349
Royal Bank of Scotland          149,000         1,891
Safeway                         158,144           891
Scottish Power                  212,000         1,873
Shell Transportation
   & Trading                    350,050         2,529
Smithkline Beecham               54,660           560
Smiths Industries                97,782         1,362
Standard Chartered Bank          22,340           238
Tesco                            55,750           453
Unilever                        228,800         1,957
Wassall                         119,625           658
Wolseley                         98,000           777
Zeneca Group                     10,820           380
                                          -----------
                                               37,819
                                          -----------
VENEZUELA -- 0.5%
Cia Anonima Telecom ADR          21,000           874
                                          -----------
TOTAL FOREIGN STOCKS
(Cost $128,227)                               146,699
                                          -----------

FOREIGN PREFERRED STOCKS -- 1.3%
AUSTRALIA -- 0.4%
Newscorp                        130,000           643
                                          -----------
BRAZIL -- 0.6%
Eletrobras ADR                    6,000           156
Petroleo Brasileira ADR          35,000           796
                                          -----------
                                                  952
                                          -----------
GERMANY -- 0.3%
Fresenius                           888           162
Wella                               450           330
                                          -----------
                                                  492
                                          -----------
TOTAL FOREIGN PREFERRED STOCKS
(Cost $1,902)                                   2,087
                                          -----------

FOREIGN CONVERTIBLE BONDS -- 1.5%
JAPAN -- 1.5%
Mitsubishi Bank
   3.000%,  11/30/02           $    900           928
Namco
   4.700%,  09/30/98             35,000           332
Nitto Denko
   2.200%,  03/31/99             74,000           695
Sakura Finance
   0.750%,  10/01/01             72,000           400
                                          -----------
                                                2,355
                                          -----------
MALAYSIA -- 0.0%
AMMB Holdings ICULS
   7.500%,  05/08/02                100             7
                                          -----------
TOTAL FOREIGN CONVERTIBLE BONDS
(Cost $2,655)                                   2,362
                                          -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                           [SQUARE BULLET] COREFUND EQUITY FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
--------------------------------------------------------
FOREIGN BOND -- 0.0%
MALAYSIA -- 0.0%
AMMB Holdings
   5.000%,  05/13/02            $   100   $        12
                                          -----------
TOTAL FOREIGN BOND
(Cost $40)                                         12
                                          -----------

DEMAND DEPOSIT -- 3.7%
Morgan Stanley
   4.750%,  01/01/98              5,939         5,939
                                          -----------
TOTAL DEMAND DEPOSIT
(Cost $5,939)                                   5,939
                                          -----------
TOTAL INVESTMENTS -- 97.7%
(Cost $138,763)                               157,099
                                          -----------
OTHER ASSETS AND LIABILITIES,
   NET-- 2.3%                                   3,647
                                          -----------

NET ASSETS:
Portfolio Shares -- Class Y ($0.001 par
   value -- 25 million authorized) based
   on 11,925,445 outstanding shares           142,047
Portfolio Shares -- Class A ($0.001 par
   value -- 25 million authorized) based
   on 175,016 outstanding shares                2,264
Portfolio Shares -- Class B ($0.001 par
   value -- 25 million authorized) based
   on 1,054 outstanding shares                     15
Accumulated net realized loss
   on investments                                (199)
Net unrealized depreciation on
   forward foreign currency contracts,
   foreign currency and translation
   of other assets and liabilities
   in foreign currency                            (15)
Net unrealized appreciation
   on investments                              18,336
Accumulated net investment loss                (1,702)
                                          -----------
TOTAL NET ASSETS-- 100.0%                    $160,746
                                          ===========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE-- CLASS Y        $13.28
                                          ===========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE-- CLASS A                   $13.28
                                          ===========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE-- CLASS B                   $13.28
                                          ===========
* NON-INCOME PRODUCING SECURITY
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0. ADR -- AMERICAN DEPOSITORY RECEIPT
"F" -- FOREIGN SHARES
GDR -- GLOBAL DEPOSITORY RECEIPT
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


BALANCED FUND

[PIE CHART OMITTED]
U.S. TREASURY OBLIGATIONS          18%
U.S. GOVERNMENT BACKED OBLIGATIONS  4%
U.S. AGENCY BACKED OBLIGATIONS      1%
CORPORATE OBLIGATIONS               7%
CASH EQUIVALENTS                    6%
COMMON STOCK                       64%

% OF TOTAL PORTFOLIO INVESTMENTS

--------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
--------------------------------------------------------
COMMON STOCKS -- 64.9%
BANKS -- 3.0%
BankAmerica                      15,700   $     1,146
Citicorp                          6,000           759
Crestar Financial                34,000         1,938
                                          -----------
                                                3,843
                                          -----------
BEAUTY PRODUCTS -- 1.9%
Colgate Palmolive                10,000           735
Gillette                          9,200           924
Kimberly Clark                        8            --
Procter & Gamble                 10,000           798
                                          -----------
                                                2,457
                                          -----------
BROADCASTING, CABLE TV, NEWSPAPERS
    & ADVERTISING -- 2.3%
CBS                              47,000         1,384
Comcast, Class A                 50,000         1,578
TCI Satellite Entertainment*      4,300            30
                                          -----------
                                                2,992
                                          -----------
COMMUNICATIONS EQUIPMENT -- 1.3%
Cisco Systems*                   29,400         1,639
                                          -----------
COMPUTERS & SERVICES -- 4.5%
America Online*                  18,000         1,605
Compaq Computer                  26,100         1,473
Microsoft*                        6,000           775
Peoplesoft*                      47,000         1,833
                                          -----------
                                                5,686
                                          -----------
DRUGS -- 4.1%
Glaxo ADR                        29,400         1,408
Merck                             7,600           807
Schering Plough                  30,000         1,864
SmithKline Beecham ADR           23,600         1,214
                                          -----------
                                                5,293
                                          -----------
ELECTRICAL EQUIPMENT -- 3.1%
Emerson Electric                 17,300           976
General Electric                 20,200         1,482
Honeywell                        22,000         1,507
                                          -----------
                                                3,965
                                          -----------

STATEMENT
OF
NET ASSETS
--------------------------------------------------------------------------------
AS OF
DECEMBER 31, 1997
(UNAUDITED)


BALANCED FUND (CONTINUED)


--------------------------------------------------------
DESCRIPTION                      SHARES     VALUE (000)
--------------------------------------------------------
ENTERTAINMENT -- 0.7%
Walt Disney                       8,500   $       842
                                          -----------
FINANCIAL SERVICES -- 2.7%
FHLMC                            44,000         1,845
FNMA                             28,000         1,598
                                          -----------
                                                3,443
                                          -----------
FOOD, BEVERAGE & TOBACCO -- 4.4%
CPC International                 8,000           864
ConAgra                          45,000         1,477
Hershey Foods                    29,000         1,796
Philip Morris                    13,500           612
Sara Lee                         15,000           845
                                          -----------
                                                5,594
                                          -----------
HEALTHCARE SERVICES -- 1.5%
Health Management Associates*    78,448         1,981
                                          -----------
HOUSEHOLD PRODUCTS -- 0.6%
Sunbeam Oster                    19,000           800
                                          -----------
INSURANCE -- 3.1%
Allstate                         17,000         1,545
American International Group     12,000         1,305
General Re                        5,000         1,060
                                          -----------
                                                3,910
                                          -----------
MACHINERY -- 0.8%
Deere                            17,500         1,020
                                          -----------
MEDICAL INFORMATION SYSTEMS -- 1.5%
HBO                              39,000         1,872
                                          -----------
MEDICAL PRODUCTS & SERVICES-- 3.3%
Cardinal Health                  22,850         1,717
Guidant                          13,000           809
Johnson & Johnson                13,200           870
Medtronic                        16,000           837
                                          -----------
                                                4,233
                                          -----------
PETROLEUM REFINING -- 5.3%
Amoco                            12,400         1,056
Atlantic Richfield               12,000           961
Chevron                          17,100         1,317
Exxon                            19,500         1,193
Mobil                            16,200         1,169
Texaco                           20,000         1,087
                                          -----------
                                                6,783
                                          -----------
PETROLEUM SERVICES -- 1.9%
Halliburton                      22,000         1,143
Schlumberger                     15,400         1,240
                                          -----------
                                                2,383
                                          -----------
PRINTING & PUBLISHING -- 1.3%
Gannett                          26,000         1,607
                                          -----------

---------------------------------------------------------
DESCRIPTION            SHARES/PAR (000)     VALUE (000)
---------------------------------------------------------
RETAIL -- 7.1%
Costco*                          40,000    $    1,785
Dayton-Hudson                    38,000         2,565
Gap                              45,000         1,595
Home Depot                       26,400         1,554
Nordstrom                        25,000         1,509
                                          -----------
                                                9,008
                                          -----------
SOFTWARE -- 2.2%
BMC Software*                    29,000         1,903
Computer Associates
   International                 18,000           952
                                          -----------
                                                2,855
                                          -----------
TECHNOLOGY, SERVICES -- 3.4%
Automatic Data Processing        29,000         1,780
Corestaff*                       28,000           742
Paychex                          34,692         1,756
                                          -----------
                                                4,278
                                          -----------
TELEPHONES & TELECOMMUNICATION-- 4.9%
ICG Communications*              29,300           798
McLeodUSA, Class A*              34,000         1,088
Qualcomm*                        27,000         1,364
Qwest Communications Int'l*       3,623           216
Teleport Communications
   Group*                        28,000         1,537
Worldcom*                        39,900         1,207
                                          -----------
                                                6,210
                                          -----------
TESTING LABORATORIES -- 0.0%
Genzyme Corporation-
   Tissue Repair*                   900             6
                                          -----------
TOTAL COMMON STOCKS
(Cost $60,675)                                 82,700
                                          -----------

U.S. TREASURY OBLIGATIONS -- 16.0%
U.S. Treasury Bonds
   6.000%,  08/15/99             $1,500         1,507
   7.250%,  05/15/16                500           569
   8.750%,  05/15/17                665           871
U.S. Treasury Notes
   8.125%,  02/15/98              1,670         1,675
   6.125%,  05/15/98              1,000         1,002
   9.250%,  08/15/98              1,620         1,655
   8.875%,  11/15/98              1,105         1,135
   8.875%,  02/15/99                110           114
   6.000%,  06/30/99              2,000         2,010
   6.000%,  10/15/99                500           503
   5.875%,  11/15/99              2,000         2,007
   7.750%,  11/30/99                700           726
   6.375%,  01/15/00                500           507
   7.500%,  11/15/01              3,235         3,429
   6.625%,  03/31/02              1,000         1,032
   7.500%,  02/15/05                600           659
   6.500%,  08/15/05                500           522
   6.875%,  05/15/06                500           535
                                          -----------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $20,239)                                 20,458
                                          -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                           [SQUARE BULLET] COREFUND EQUITY FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
--------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.4%
FHLMC
   6.440%,  01/28/00            $   500   $       506
   8.025%,  09/15/06              1,000         1,010
   8.055%,  09/30/11              1,000         1,009
FNMA
   5.940%,  12/12/05                500           497
                                           ----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,998)                                   3,022
                                           ----------

U.S. GOVERNMENT MORTGAGE-BACKED BONDS -- 4.8%
FHLMC
   6.000%,  05/01/08                640           630
   5.500%,  11/01/08                546           527
 FNMA
   6.500%,  08/01/10                219           220
   6.500%,  09/01/10                283           284
   6.500%,  11/01/24                445           440
GNMA
   7.500%,  10/15/11              2,273         2,342
   9.000%,  10/15/19                146           156
   7.500%,  03/15/26              1,471         1,507
                                           ----------
TOTAL U.S. GOVERNMENT MORTGAGE-
   BACKED BONDS
(Cost $6,023)                                   6,106
                                           ----------

CORPORATE OBLIGATIONS -- 6.6%
BANKS -- 1.3%
First Bank System
   6.875%,  09/15/07                500           511
Midland Bank
   6.950%,  03/15/11                200           205
NationsBank
   6.500%,  03/15/06                200           201
Provident Bank
   6.125%,  12/15/00                 25            25
Royal Bank of Scotland
   6.375%,  02/01/11                205           200
U.S. Bancorp
   6.750%,  10/15/05                500           508
                                           ----------
                                                1,650
                                           ----------
FINANCIAL SERVICES -- 2.9%
Chrysler Financial
   6.950%,  03/25/02                500           512
CSR Finance
   7.700%,  07/21/25                200           221
Donaldson Lufkin & Jenrette
   6.875%,  11/01/05                185           189
Ford Motor Credit
   6.375%,  04/15/00                500           504
   6.250%,  11/08/00                500           501
   7.500%,  01/15/03              1,000         1,053
MBNA
   7.250%,  09/15/02                185           190

--------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
--------------------------------------------------------
Merrill Lynch
   7.000%,  04/27/08           $    250  $        261
Noranda
   8.125%,  06/15/04                195           211
Santander
   7.250%,  11/01/15                100           104
                                           ----------
                                                3,746
                                           ----------
INDUSTRIAL -- 2.0%
Arco Chemical
  10.250%,  11/01/10                210           280
Coca Cola
   6.000%,  07/15/03              1,000           991
Dayton Hudson
   8.500%,  12/01/22                500           542
ITT
   7.375%,  11/15/15                360           356
Laidlaw
   8.750%,  04/15/25                 75            90
MacMillan Bloedel
   7.700%,  02/15/26                215           222
                                           ----------
                                                2,481
                                           ----------
UTILITIES -- 0.4%
Bellsouth
   7.000%,  02/01/05                500           523
                                           ----------
TOTAL CORPORATE OBLIGATIONS
(Cost $8,164)                                   8,400
                                           ----------


REPURCHASE AGREEMENTS -- 6.2%
Aubrey Lanston
   6.50%, dated 12/31/97,
   matures 01/02/98,
   repurchase price $3,957,429
   (collateralized by various
   U.S. Treasury Notes, ranging
   in par value $1,920,000-
   $2,025,000, 5.625%-8.200,
   07/15/98-12/31/99; market
   value $4,035,120)              3,956         3,956
Hong Kong Shainghai Bank
   6.40%, dated 12/31/97,
   matures 01/02/98,
   repurchase price $1,977,703
   (collateralized by U.S. Treasury
   Note, par value $1,915,000,
   6.625%, 07/31/01;
   market value $2,016,540)       1,977         1,977
Morgan Stanley
   6.20%, dated 12/31/97,
   matures 01/02/98,
   repurchase price $ 1,977,681
   (collateralized by U.S. Treasury
   Note, par value $2,030,000,
   5.50%, 12/31/00; market
   value $2,022,480)              1,977         1,977
                                           ----------
TOTAL REPURCHASE AGREEMENTS
(Cost $7,910)                                   7,910
                                           ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
NET ASSETS
--------------------------------------------------------------------------------
AS OF
DECEMBER 31, 1997
(UNAUDITED)

                                           [SQUARE BULLET] COREFUND EQUITY FUNDS
--------------------------------------------------------------------------------

BALANCED FUND (CONCLUDED)

---------------------------------------------------------
DESCRIPTION                                 VALUE (000)
---------------------------------------------------------
TOTAL INVESTMENTS -- 100.9%
(Cost $106,009)                              $128,596
                                           ----------
OTHER ASSETS AND LIABILITIES,
   NET-- (0.9%)                                (1,189)
                                           ----------

NET ASSETS:
Portfolio Shares -- Class Y ($0.001 par
   value -- 100 million authorized) based
   on 8,920,348 outstanding shares             96,944
Portfolio Shares -- Class A ($0.001 par
   value -- 100 million authorized) based
   on 406,668 outstanding shares                4,763
Portfolio Shares -- Class B ($0.001 par
   value -- 100 million authorized) based
   on 42,424 outstanding shares                   598
Accumulated Net Realized Gain
   on Investments                               2,510
Net Unrealized Appreciation
   on Investments                              22,587
Undistributed Net Investment Income                 5
                                           ----------
TOTAL NET ASSETS-- 100.0%                    $127,407
                                           ==========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS Y                  $13.60
                                           ==========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE-- CLASS A                   $13.60
                                           ==========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE-- CLASS B                   $13.51
                                           ==========
*NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
CMO -- COLLATERALIZED MORTGAGE OBLIGATION
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     [SQUARE BULLET] COREFUND FIXED INCOME FUNDS
--------------------------------------------------------------------------------

SHORT TERM INCOME FUND

[PIE CHART OMITTED]
U.S. TREASURY OBLIGATIONS     37%
U.S. AGENCY BACKED OBLIGATIONS 3%
CASH EQUIVALENTS               7%
CORPORATE OBLIGATIONS         53%

% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
CORPORATE BONDS -- 31.7%
BANKING -- 7.7%
American Express
   Centurion Bank (A)
   6.019%,  01/21/98             $1,000     $   1,001
   5.999%,  01/23/98              1,000         1,000
Citicorp (A)
   6.075%,  02/23/98                500           502
NationsBank
   5.375%,  04/15/00                395           389
                                            ---------
                                                2,892
                                            ---------
FINANCIAL SERVICES -- 20.8%
Associates Corporation
   of North America
   6.250%,  03/15/99                525           527
Bear Stearns
   6.250%,  12/01/00                200           200
Chrysler Financial
   6.375%,  01/28/00                510           513
Credit Suisse (A)
   5.920%,  01/13/98              1,000         1,000
Fleet Mortgage Group
   6.500%,  09/15/99                500           503
General Motors Acceptance (A)
   5.906%,  03/09/98                700           699
Lehman Brothers Holdings
   6.375%,  06/01/98                500           501
Mellon Financial
   7.625%,  11/15/99                255           263
Morgan Stanley Group (A)
   5.915%,  02/26/98              1,250         1,250
Morgan Stanley Group
   5.625%,  03/01/99              1,000           996
Salomon
   6.500%,  03/01/00                750           755
Sears Roebuck Acceptance
   6.380%,  02/16/99                650           653
                                            ---------
                                                7,860
                                            ---------

--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
INDUSTRIAL -- 1.9%
Time Warner
   7.450%,  02/01/98             $  735     $     736
                                            ---------
TELEPHONES & TELECOMMUNICATION -- 1.3%
TCI Communications
   6.375%,  09/15/99                500           500
                                            ---------
TOTAL CORPORATE BONDS
(Cost $11,964)                                 11,988
                                            ---------

U.S. TREASURY OBLIGATIONS -- 33.9%
U.S. Treasury Notes
   6.125%,  03/31/98                500           501
   5.875%,  04/30/98              2,000         2,003
   6.125%,  05/15/98              1,000         1,002
   6.000%,  05/31/98              1,000         1,002
   6.125%,  08/31/98              1,000         1,003
   6.000%,  09/30/98              2,250         2,257
   5.875%,  10/31/98              1,000         1,002
   5.750%,  12/31/98              1,000         1,002
   6.375%,  01/15/99              1,000         1,008
   5.875%,  01/31/99              1,000         1,002
   6.000%,  08/15/00              1,000         1,007
                                            ---------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $12,760)                                 12,789
                                            ---------

U.S. AGENCY MORTGAGE-BACKED BONDS -- 2.7%
FNMA
   5.894%,  10/20/98                500           500
   5.870%,  10/25/99                500           500
                                            ---------
TOTAL U.S. AGENCY MORTGAGE-
   BACKED BONDS
(Cost $999)                                     1,000
                                            ---------

TIME DEPOSIT -- 1.8%
Den Danske Bank
   6.500%,  01/02/98                694           694
                                            ---------
TOTAL TIME DEPOSIT
(Cost $694)                                       694
                                            ---------

INSURANCE FUNDING AGREEMENT -- 5.3%
Allstate (A)
   5.696%,  01/01/98              2,000         2,000
                                            ---------
TOTAL INSURANCE FUNDING AGREEMENT
(Cost $2,000)                                   2,000
                                            ---------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
NET ASSETS
--------------------------------------------------------------------------------
AS OF
DECEMBER 31, 1997
(UNAUDITED)

SHORT TERM INCOME FUND (CONCLUDED)


--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
ASSET-BACKED SECURITIES -- 20.5%
Aames Mortgage Trust,
   Series 1996-B, Class A1B
   7.275%,  05/15/20               $215     $     217
Banc One Auto Grantor Trust,
   Series 1997-B,  Class A
   6.290%,  07/20/04                750           755
Cit Rv Owner Trust,
   Series 1995-B, Class A
   6.500%,  04/15/11                216           218
Contimortgage Home Equity Loan
   Trust, Series 1996-4, Class A5
   6.600%,  10/15/11                210           211
Contimortgage Home Equity Loan
   Trust, Series 1997-4, Class A3
   6.260%,  07/15/12                500           500
EQCC Home Equity Loan Trust,
   Series 1996-2, Class A2
   6.700%,  09/15/08                250           252
EQCC Home Equity Loan Trust,
   Series 1996-4, Class A3
   6.260%,  11/15/06                175           176
EQCC Home Equity Loan Trust,
   Series 1997-1, Class A3
   6.840%,  09/15/11                750           762
Firstplus Home Loan Equity Trust,
   Series 1997-3, Class A3
   6.570%,  10/10/10                500           503
Heller Equipment Asset Receivables
   Trust, Series 1997-1, Class A2
   6.390%,  05/25/05                750           754
Independent National Mortgage,
   Series 1996-A, Class A1
   6.710%,  09/25/26                315           318
Money Store Home Equity Loan
   Trust, Series 1993-B, Class A1
   5.400%,  08/15/05                250           250
Navistar Financial Owner Trust,
   Series 1996-B, Class A3
   6.330%,  04/21/03                310           312
Navistar Financial Owner Trust,
   Series 1997-A, Class A2
   6.350%,  01/15/00                447           448
Student Loan Marketing Association,
   Series 1997-1, Class A1 (A)
   5.889%,  01/25/98                671           671

--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
Union Acceptance,
   Series 1996-A, Class A
   5.400%,  04/07/03               $451     $     447
Union Acceptance,
   Series 1996-D, Class A2
   6.170%,  10/09/02                250           251
Union Acceptance,
   Series 1997-A, Class A
   6.130%,  07/10/01                281           282
Vanderbilt Mortgage Finance,
   Series 1997-B, Class 1A2
   6.775%,  01/07/03                430           435
                                            ---------
TOTAL MORTGAGE RELATED
(Cost $7,735)                                   7,762
                                            ---------
TOTAL INVESTMENTS -- 95.9%
(Cost $36,152)                                 36,233
                                            ---------
OTHER ASSETS AND LIABILITIES -- 4.1%
Receivable - Investment Securities Sold         1,010
Other Assets and Liabilities                      532
                                            ---------
TOTAL OTHER ASSETS AND LIABILITIES, NET         1,542
                                            ---------

NET ASSETS:
Portfolio Shares -- Class Y ($0.001 par
   value -- 1 billion authorized) based
   on 3,725,166 outstanding shares             37,207
Portfolio Shares -- Class A ($0.001 par
   value -- 1 billion authorized) based
   on 57,118 outstanding shares                   568
Accumulated Net Realized Loss
   on Investments                                 (81)
Net Unrealized Appreciation
   on Investments                                  81
                                            ---------
TOTAL NET ASSETS-- 100.0%                     $37,775
                                            =========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS Y                   $9.99
                                            =========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE-- CLASS A                    $9.98
                                            =========
(A) VARIABLE RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON DECEMBER 31, 1997.
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     [SQUARE BULLET] COREFUND FIXED INCOME FUNDS
--------------------------------------------------------------------------------

SHORT-INTERMEDIATE BOND FUND

[PIE CHART OMITTED]
U.S. TREASURY OBLIGATIONS          48%
U.S. GOVERNMENT BACKED OBLIGATIONS  2%
U.S. AGENCY BACKED OBLIGATIONS      1%
CASH EQUIVALENTS                    3%
CORPORATE OBLIGATIONS              46%

% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 47.6%
U.S. Treasury Notes
   5.125%,  03/02/98            $ 1,500    $    1,499
   6.000%,  05/31/98             12,145        12,169
   7.125%,  10/15/98             17,290        17,490
   8.875%,  02/15/99              1,755         1,816
   6.500%,  04/30/99             15,035        15,198
   5.875%,  07/31/99              1,993         1,999
   6.000%,  10/15/99              2,200         2,213
   5.625%,  10/31/99              4,750         4,745
   7.750%,  12/31/99              2,450         2,545
   7.750%,  01/31/00                  8             8
   7.125%,  02/29/00              5,715         5,880
   6.750%,  04/30/00              1,630         1,667
   8.000%,  05/15/01              5,280         5,639
   6.625%,  07/31/01              5,310         5,458
   6.125%,  08/15/07              3,852         3,958
                                            ---------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $81,925)                                 82,284
                                            ---------

U.S. AGENCY MORTGAGE-BACKED BONDS -- 3.5%
FHLMC
   6.500%,  07/01/04              1,711         1,717
   6.750%,  03/15/07              1,755         1,786
FNMA
   6.500%,  08/01/10              1,379         1,380
   6.500%,  10/01/10              1,096         1,098
                                            ---------
TOTAL U.S. AGENCY MORTGAGE-BACKED BONDS
(Cost $5,918)                                   5,981
                                            ---------

CORPORATE OBLIGATIONS -- 22.4%
BANKING -- 2.7%
Bank One
   7.600%,  05/01/07                 85            91
Banca Commerciale Italiana
   8.250%,  07/15/07                819           905

---------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
---------------------------------------------------------
Bank of Oklahoma
   7.125%,  08/15/07             $1,815    $    1,872
Bch Cayman Islands Limited
   7.700%,  07/15/06              1,630         1,728
                                            ---------
                                                4,596
                                            ---------
FINANCIAL SERVICES -- 11.0%
Associates Corporation
   of North America
   6.375%,  08/15/98              1,500         1,504
   6.750%,  07/15/01              1,990         2,025
Bear Stearns
   6.650%,  12/01/04              1,805         1,825
Dean Witter Discover
   6.300%,  01/15/06              1,610         1,596
Lehman Brothers
   6.710%,  10/12/99                 75            76
   7.250%,  04/15/03              2,720         2,812
Macsaver Financial
   7.600%,  08/01/07              1,289         1,308
Paine Webber Group
   6.500%,  11/01/05              1,745         1,719
Salomon
   7.200%,  02/01/04              2,810         2,919
 Security Pacific
  11.500%,  11/15/00              2,050         2,329
Societe Generale
   7.400%,  06/01/06                942           991
                                            ---------
                                               19,104
                                            ---------
INDUSTRIALS -- 6.8%
Barrick Gold
   7.500%,  05/01/07              1,780         1,880
CSR America
   6.875%,  07/21/05              1,670         1,716
Loews
   6.750%,  12/15/06              1,775         1,806
RJR Nabisco
   8.750%,  04/15/04              1,710         1,832
Tele-Communications
   7.250%,  08/01/05                985         1,012
Time Warner
   7.750%,  06/15/05              1,770         1,876
USX
   9.625%,  08/15/03              1,490         1,708
                                            ---------
                                               11,830
                                            ---------
UTILITIES -- 1.9%
Penn Power and Light
   7.750%,  05/01/02              1,280         1,347
Tosco
   7.625%,  05/15/06              1,790         1,913
                                            ---------
                                                3,260
                                            ---------
TOTAL CORPORATE OBLIGATIONS
(Cost $37,592)                                 38,790
                                            ---------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
NET ASSETS
--------------------------------------------------------------------------------
AS OF
DECEMBER 31, 1997
(UNAUDITED)

SHORT-INTERMEDIATE BOND FUND (CONCLUDED)

--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
ASSET-BACKED SECURITIES -- 23.0%
Banc One Auto Grantor Trust,
   Series 1997-B, Class A
   6.290%,  07/20/04             $1,952    $    1,964
Case Equipment Loan Trust,
   Series 1997-5, Class A4
   6.410%,  09/15/04              1,857         1,864
Citicorp Mortgage Securities,
   Series 1997-1, Class A2
   7.250%,  02/25/27              1,775         1,784
Contimortgage Home Equity
   Loan Trust, Series 1997-2,
   Class A9
   7.090%,  04/15/28              3,185         3,254
Contimortgage Home Equity
   Loan Trust, Series 1997-4,
   Class A3
   6.260%,  07/15/12              1,720         1,720
Countrywide Mortgage Broker
   Services, Series 1997, Class A1
   7.000%,  03/25/27              1,661         1,670
EQCC, Series 1996-4, Class A5
   6.710%,  07/15/11              1,945         1,977
Firstplus Home Loan Trust,
   Series 1997-3, Class A5
   6.860%,  10/10/13              2,535         2,573
General Electric Capital
   Mortgage Services,
   Series 1997-3, Class A4
   7.500%,  04/25/27              1,800         1,820
Heller Equipment Asset
   Receivables Trust,
   Series 1997-1, Class A2
   6.390%,  05/25/05              1,780         1,790
IMC Home Equity Loan Trust,
   Series 1997-2, Class A3
   6.940%,  11/20/11              1,391         1,408
Metlife Captial Equipment Loan
   Trust, Series 1997-A, Class A
   6.850%,  05/20/08              1,675         1,712
Money Store Home Equity Loan
   Trust, Series 1996-D, Class A9
   7.000%,  04/15/28              2,447         2,515
Money Store Home Equity Loan
   Trust, Series 1997-D, Class A7
   6.485%,  12/15/28              1,500         1,500
Premier Auto Trust,
   Series 1997-3, Class A5
   6.340%,  01/06/02              2,265         2,271
Residential Asset Securization
   Trust, Series 1997, Class A10
   7.250%,  05/25/27              1,770         1,787
Sears Credit Account Master
   Trust, Series 1995-3, Class A
   7.000%,  10/15/04              3,000         3,062

--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
Standard Credit Card Master
   Trust, Series 1995-6, Class A
   6.750%,  06/07/00             $2,000    $    2,007
Union Acceptance,
   Series 1996-A, Class A
   5.400%,  04/07/03              1,275         1,264
Vanderbilt Mortgage Finance,
   Series 1997-C, Class 1A2
   6.480%,  09/07/07              1,790         1,796
                                            ---------
TOTAL ASSET-BACKED SECURITIES
(Cost $39,391)                                 39,738
                                            ---------

REPURCHASE AGREEMENT -- 2.5%
Morgan Stanley
   6.20%, dated 12/31/97,
   matures 01/02/98,
   repurchase price $4,349,498
   (collateralized by U.S. Treasury
   Note, par value $4,465,000,
   5.50%, 12/31/00; market
   value $4,448,480)              4,348         4,348
                                            ---------
TOTAL REPURCHASE AGREEMENT
(Cost $4,348)                                   4,348
                                            ---------
TOTAL INVESTMENTS -- 99.0%
(Cost $169,174)                               171,141
                                            ---------
OTHER ASSETS AND LIABILITIES,
   NET-- 1.0%                                   1,680
                                            ---------

NET ASSETS:
Portfolio Shares -- Class Y ($0.001 par
   value -- 100 million authorized) based
   on 17,076,303 outstanding shares           169,915
Portfolio Shares -- Class A ($0.001 par
   value -- 100 million authorized) based
   on 284,400 outstanding shares                3,423
Accumulated Net Realized Loss
   on Investments                              (2,490)
Net Unrealized Appreciation
   on Investments                               1,967
Undistributed Net Investment Income                 6
                                            ---------
TOTAL NET ASSETS-- 100.0%                    $172,821
                                            =========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS Y                   $9.95
                                            =========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE-- CLASS A                    $9.95
                                            =========
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     [SQUARE BULLET] COREFUND FIXED INCOME FUNDS
--------------------------------------------------------------------------------

GOVERNMENT INCOME FUND

[PIE CHART OMITTED]
U.S. TREASURY OBLIGATIONS          32%
U.S. GOVERNMENT BACKED OBLIGATIONS 66%
CASH EQUIVALENTS                    2%

% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED BONDS -- 55.8%
GNMA
   8.000%,  09/15/09            $   552    $      574
   8.000%,  02/15/22                298           309
   8.000%,  09/15/22                 50            52
   8.000%,  10/15/22                226           235
   8.000%,  11/15/22                418           434
   7.000%,  04/15/23                334           337
   7.500%,  08/15/23              1,019         1,045
   6.500%,  11/15/23                423           419
   7.000%,  01/15/24                799           806
   8.000%,  05/15/25                834           866
   6.500%,  12/15/25                985           975
   7.500%,  02/15/26                433           444
   6.500%,  04/15/26                469           464
   8.000%,  05/15/26                955           991
   8.000%,  06/15/26                669           694
   8.000%,  08/15/26              1,978         2,051
   8.000%,  09/15/26              1,982         2,056
                                            ---------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED BONDS
(Cost $12,461)                                 12,752
                                            ---------

U.S. AGENCY MORTGAGE-BACKED BONDS -- 10.2%
FHLMC
   6.000%,  05/01/08                304           300
FNMA
   7.000%,  10/01/22                644           649
   7.000%,  11/01/26                386           389
   7.500%,  05/01/27                965           988
                                            ---------
TOTAL U.S. AGENCY MORTGAGE-BACKED BONDS
(Cost $2,293)                                   2,326
                                            ---------

--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 32.0%
U.S. Treasury Bonds
   6.375%,  08/15/27             $2,300     $   2,427
   6.125%,  11/15/27                600           617
U.S. Treasury Notes
   6.375%,  05/15/99                970           979
   8.000%,  05/15/01              1,200         1,281
   6.625%,  07/31/01                600           617
   6.250%,  01/31/02                300           305
   6.625%,  04/30/02                300           310
   6.125%,  08/15/07                750           771
                                            ---------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $7,076)                                   7,307
                                            ---------

REPURCHASE AGREEMENT -- 1.4%
Morgan Stanley
   6.20%, dated 12/31/97,
   matures 01/02/98,
   repurchase price $332,114
   (collateralized by U.S. Treasury
   Note, par value $340,000,
   5.50%, 12/31/00; market
   value $338,742)                  332           332
                                            ---------
TOTAL REPURCHASE AGREEMENT
(Cost $332)                                       332
                                            ---------
TOTAL INVESTMENTS -- 99.4%
(Cost $22,162)                                 22,717
                                            ---------
OTHER ASSETS AND LIABILITIES,
   NET-- 0.6%                                     142
                                            ---------

NET ASSETS:
Portfolio Shares -- Class Y ($0.001 par
   value -- 100 million authorized) based
   on 2,097,233 outstanding shares             20,757
Portfolio Shares -- Class A ($0.001 par
   value -- 100 million authorized) based
   on 182,133 outstanding shares                1,844
Accumulated Net Realized Loss
   on Investments                                (297)
Net Unrealized Appreciation
   on Investments                                 555
                                            ---------
TOTAL NET ASSETS-- 100.0%                     $22,859
                                            =========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS Y                  $10.03
                                            =========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE-- CLASS A                   $10.03
                                            =========
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE CORPORATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE CORPORATION
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
NET ASSETS
--------------------------------------------------------------------------------
AS OF
DECEMBER 31, 1997
(UNAUDITED)

BOND FUND

[PIE CHART OMITTED]
U.S. TREASURY OBLIGATIONS          27%
U.S. GOVERNMENT BACKED OBLIGATIONS 29%
CASH EQUIVALENTS                    3%
CORPORATE OBLIGATIONS              40%
U.S. AGENCY BACKED OBLIGATIONS      1%

% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 26.4%
U.S. Treasury Bonds
   6.500%,  11/15/26             $2,895    $    3,090
   6.375%,  08/15/27              5,511         5,815
   6.125%,  11/15/27              3,193         3,282
U.S. Treasury Notes
   8.875%,  02/15/99              6,470         6,694
   6.500%,  04/30/99              3,305         3,341
   5.875%,  07/31/99              1,950         1,956
   5.625%,  10/31/99              2,135         2,133
   7.750%,  01/31/00                503           523
   6.750%,  04/30/00              5,525         5,649
   8.000%,  05/15/01              3,795         4,053
   6.625%,  07/31/01              2,548         2,619
   7.500%,  11/15/01              3,835         4,064
   6.250%,  02/28/02                442           450
   6.125%,  08/15/07              2,515         2,584
                                            ---------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $45,367)                                 46,253
                                            ---------

U.S. GOVERNMENT MORTGAGE-BACKED BONDS -- 29.2%
FHLMC
   6.750%,  03/15/07              2,355         2,396
   7.500%,  10/01/10              2,363         2,425
   8.000%,  07/01/25              3,145         3,255
FNMA
   6.500%,  08/01/10              2,880         2,884
   6.500%,  09/01/10              3,225         3,229
   7.500%,  06/01/11              2,273         2,333
   6.500%,  03/25/19              1,690         1,681
   8.500%,  02/01/25              1,271         1,328
   7.500%,  08/01/25              2,813         2,879
   8.500%,  08/01/26              3,030         3,164
   7.000%,  11/01/26              3,862         3,890
   7.500%,  05/01/27              4,374         4,476

--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
GNMA
   7.500%,  12/15/25             $5,170    $    5,298
   6.500%,  04/15/26              5,719         5,661
   7.000%,  06/15/26              1,826         1,848
   8.000%,  12/15/26              1,881         1,951
   7.500%,  06/15/27              2,455         2,516
                                            ---------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED BONDS
(Cost $50,030)                                 51,214
                                            ---------

ASSET-BACKED SECURITIES -- 13.5%
BankBoston RV Trust,
   Series 1997-1, Class A8
   6.540%,  02/15/09              1,855         1,877
Carco Auto Loan,
   Series 1997-1, Class A
   6.689%,  08/15/04              1,510         1,519
Case Equipment Loan Trust,
   Series 1997-5, Class A4
   6.410%,  09/15/04              1,955         1,962
EQCC, Series 1996-4, Class A5
   6.710%,  07/15/11              2,000         2,033
First Plus Home Loan Trust,
   Series 1997-2, Class A5
   6.820%,  04/10/23              2,200         2,245
First Plus Home Loan Trust,
   Series 1997-3, Class A5
   6.860%,  10/10/13              2,755         2,796
Green Tree Financial,
   Series 1993-3, Class A7
   6.400%,  10/15/18              1,785         1,760
Heller Equipment Asset
   Receivables Trust,
   Series 1997-1, Class A2
   6.390%,  05/25/05              1,855         1,865
Metlife Captial Equipment Loan
   Trust, Series 1997-A, Class A
   6.850%,  05/20/08              1,800         1,840
Money Store Home Equity Loan
   Trust, Series 1997-1, Class A3
   6.680%,  08/15/12              2,275         2,272
Money Store Home Equity Loan
   Trust, Series 1997-D, Class A7
   6.485%,  12/15/28              1,735         1,735
Vanderbilt Mortgage Finance,
   Series 1997-B, Class 1A4
   7.190%,  02/07/14              1,404         1,454
Vanderbilt Mortgage Finance,
   Series 1997-C, Class 1A2
   6.480%,  09/07/07                400           401
                                            ---------
TOTAL ASSET-BACKED SECURITIES
(Cost $23,519)                                 23,759
                                            ---------

NON-AGENCY MORTGAGE-BACKED BONDS -- 4.6%
Citicorp Mortgage Securities,
   Series 1997-1, Class A2 CMO
   7.250%,  02/25/27              2,060         2,071

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     [SQUARE BULLET] COREFUND FIXED INCOME FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
Countrywide Mortgage Broker
   Services, Series 1997-A1,
   Class A1 CMO
   7.000%,  03/25/27             $1,844   $     1,854
General Electric Capital
   Mortgage Services,
   Series 1997-3, Class A4 CMO
   7.500%,  04/25/27              2,300         2,326
Residential Asset Securization
   Trust, Series 1997-A3,
   Class A10 CMO
   7.250%,  05/25/27              1,835         1,852
                                            ---------
TOTAL NON-AGENCY MORTGAGE-BACKED BONDS
(Cost $7,977)                                   8,103
                                            ---------

CORPORATE BONDS -- 22.0%
BANKING -- 4.9%
Banca Commerciale Italiana
   8.250%,  07/15/07                973         1,075
Banco Santiago
   7.000%,  07/18/07              2,000         1,970
BankBoston
   7.000%,  09/15/07              1,740         1,788
First Union Capital I
   7.935%,  01/15/27              1,820         1,943
Keycorp
   7.500%,  06/15/06              1,805         1,918
                                            ---------
                                                8,694
                                            ---------
FINANCIAL SERVICES -- 5.8%
Associates Corporation
   of North America
   6.750%,  07/15/01                700           712
   6.500%,  10/15/02              1,810         1,826
CNA Financial
   7.250%,  11/15/23                725           742
Fairfax Financial Holdings
   8.300%,  04/15/26              1,515         1,693
Lehman Brothers Holdings
   7.375%,  05/15/04              1,320         1,371
Loews
   6.750%,  12/15/06              1,880         1,913
Santander Finance
   6.375%,  02/15/11              1,955         1,906
                                            ---------
                                               10,163
                                            ---------
INDUSTRIAL -- 11.3%
American Stores
   8.000%,  06/01/26              2,110         2,329
Barrick Gold
   7.500%,  05/01/07              1,855         1,959
Belo A H
   6.875%,  06/01/02              1,202         1,226

--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
Lasmo USA
   6.750%,  12/15/07             $1,200   $     1,209
Legrand S.A.
   8.500%,  02/15/25              2,590         3,121
RJR Nabisco
   8.750%,  04/15/04              1,935         2,073
Skandinaviska Enskilda
   6.875%,  02/15/09              1,145         1,176
Tele-Communications
   7.250%,  08/01/05              1,000         1,028
Time Warner
   7.750%,  06/15/05              1,985         2,104
Tosco
   7.625%,  05/15/06              2,185         2,335
Weyerhauser
   6.950%,  08/01/17              1,244         1,267
                                            ---------
                                               19,827
                                            ---------
TOTAL CORPORATE BONDS
(Cost $36,955)                                 38,684
                                            ---------

REPURCHASE AGREEMENT -- 3.1%
Morgan Stanley
   6.20%, dated 12/31/97,
   matures 01/02/98,
   repurchase price $5,476,886
   (collateralized by U.S. Treasury
   Note, par value $5,625,000,
   5.50%, 12/31/00; market
   value $5,604,188)              5,475         5,475
                                            ---------
TOTAL REPURCHASE AGREEMENT
(Cost $5,475)                                   5,475
                                            ---------
TOTAL INVESTMENTS -- 98.8%
(Cost $169,323)                               173,488
                                            ---------
OTHER ASSETS AND LIABILITIES,
   NET-- 1.2%                                   2,104
                                            ---------

NET ASSETS:
Portfolio Shares -- Class Y ($0.001 par
   value -- 1 billion authorized) based
   on 16,477,588 outstanding shares           169,665
Portfolio Shares -- Class A ($0.001 par
   value -- 1 billion authorized) based
   on 192,419 outstanding shares                2,020
Accumulated Net Realized Loss
   on Investments                                (258)
Net Unrealized Appreciation
   on Investments                               4,165
                                            ---------
TOTAL NET ASSETS-- 100.0%                    $175,592
                                            =========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS Y                  $10.53
                                            =========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE-- CLASS A                   $10.53
                                            =========
CMO -- COLLATERALIZED MORTGAGE OBLIGATION
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
NET ASSETS
--------------------------------------------------------------------------------
AS OF
DECEMBER 31, 1997
(UNAUDITED)

GLOBAL BOND FUND

[PIE CHART OMITTED]
UNITED STATES  20%
UNITED KINGDOM  9%
SWEDEN          5%
NEW ZEALAND    10%
LUXEMBURG       6%
AUSTRALIA       4%
AUSTRIA         3%
CYPRUS          3%
DENMARK         8%
FRANCE          8%
GERMANY        17%
IRELAND         7%

% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
FOREIGN BONDS -- 48.8%
AUSTRALIA -- 3.5%
New South Wales Treasury
   12.000%,  12/01/01          $  1,600      $  1,264
                                            ---------
DENMARK -- 7.7%
Kingdom of Denmark
   7.000%,  11/10/24             16,850         2,737
                                            ---------
FRANCE -- 4.8%
Government of France OAT
   6.000%,  10/25/25             10,250         1,726
                                            ---------
GERMANY -- 15.5%
Bundesrepublic
   6.250%,  01/04/24              9,590         5,553
                                            ---------
NEW ZEALAND -- 4.0%
Government of New Zealand
   8.000%,  11/15/06              2,320         1,430
                                            ---------
SWEDEN -- 4.6%
Government of Sweden
   8.000%,  08/15/07             11,500         1,657
                                            ---------
UNITED KINGDOM -- 8.7%
Chubu Elecectric Power
   6.750%,  08/10/99                950         1,543
Halifax Building
   8.375%,  12/15/99                950         1,590
                                            ---------
                                                3,133
                                            ---------
TOTAL FOREIGN BONDS
(Cost $17,415)                                 17,500
                                            ---------

--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
COMMERCIAL PAPER -- 26.3%
Bank of Austria
   5.340%,  01/12/98      $       1,000     $     998
CEDEL Bank
   5.720%,  01/16/98              1,000           987
CREGEM North America
   5.310%,  01/20/98              1,000           997
DEPFA Bank of Europe
   5.740%,  03/05/98              1,500         1,485
EFIC
   5.490%,  02/02/98              1,000           995
Helaba Dublin
   5.610%,  01/26/98              1,000           996
MTF Securities
   5.130%,  01/07/98              1,000           999
New Zealand Dairy
   Board Financial
   5.700%,  02/26/98              1,000           991
Republic of Cyprus
   5.700%,  02/17/98              1,000           993
                                            ---------
TOTAL COMMERCIAL PAPER
(Cost $9,441)                                   9,441
                                            ---------

U.S. TREASURY OBLIGATION -- 18.9%
U.S. Treasury Note
   4.750%,  09/30/98              6,800         6,758
                                            ---------
TOTAL U.S. TREASURY OBLIGATION
(Cost $6,786)                                   6,758
                                            ---------

DEBT OPTIONS -- 0.9%
FRANCE -- 0.1%
Government of France
   OAT 6.00% Put,
   strike @ 96.93*           10,250,000             3
Government of France
   OAT 7.50% Put,
   strike @ 113.61*          23,000,000            19
                                            ---------
                                                   22
                                            ---------
GERMANY -- 0.2%
Bundesrepublic 7.375% Put,
   strike @ 111.68*           7,300,000            14
Bundesrepublic 6.25% Put,
   strike @ 105.00*           6,000,000            71
                                            ---------
                                                   85
                                            ---------
SWEDEN -- 0.1%
Government of Sweden
   8.00% Put, strike
   @ 113.75*                 11,500,000            19
                                            ---------
UNITED STATES -- 0.5%
U.S. Treasury Note 6.375%
   Call, strike @
   101.734375*                5,000,000           192
                                            ---------
TOTAL DEBT OPTIONS
(Cost $423)                                       318
                                            ---------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     [SQUARE BULLET] COREFUND FIXED INCOME FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
CURRENCY OPTIONS -- 0.0%
GERMANY -- 0.0%
Deutsche Mark Call,
   strike @ 1.7037*          $7,000,000     $      12
                                            ---------
JAPAN -- 0.0%
Yen Call, strike @ 122.00*    7,000,000             3
                                            ---------
TOTAL CURRENCY OPTIONS
(Cost $294)                                        15
                                            ---------

DEMAND DEPOSIT -- 3.1%
Morgan Stanley
   4.750%,  01/01/98              1,119         1,119
                                            ---------
TOTAL DEMAND DEPOSIT
(Cost $1,119)                                   1,119
                                            ---------
TOTAL INVESTMENTS -- 98.0%
(Cost $35,478)                                 35,151
                                            ---------
OTHER ASSETS AND LIABILITIES,
   NET-- 2.0%                                     720
                                            ---------

NET ASSETS:
Portfolio Shares -- Class Y ($0.001 par
   value -- 25 million authorized) based
   on 3,817,509 outstanding shares             37,800
Portfolio Shares -- Class A ($0.001 par
   value -- 25 million authorized) based
   on 26,337 outstanding shares                   258
Accumulated net realized loss
   on investments                              (2,014)
Net unrealized appreciation on
   forward foreign currency contracts,
   foreign currency and translation of
   other assets and liabilities in
   foreign currency                               113
Net unrealized depreciation
   on investments                                (327)
Accumulated net investment income                  41
                                            ---------
TOTAL NET ASSETS-- 100.0%                     $35,871
                                            =========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS Y                   $9.33
                                            =========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE-- CLASS A                    $9.32
                                            =========
* NON-INCOME PRODUCING SECURITY
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERMEDIATE MUNICIPAL BOND FUND

[PIE CHART OMITTED]
REVENUE BONDS           48%
CASH EQUIVALENT          3%
GENERAL OBLIGATIONS     38%
PRE-REFUNDED SECURITIES 11%

% OF TOTAL PORTFOLIO INVESTMENTS

--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
MUNICIPAL BONDS -- 95.5%
COLORADO -- 1.1%
El Paso County, Colorado GO
   5.200%,  12/01/02                $20      $     21
                                            ---------
FLORIDA -- 2.8%
Jacksonville, Florida Electric
   Authority Revenue Bond,
   Series 3-A
   5.200%,  10/01/02                 50            52
                                            ---------
GEORGIA -- 3.9%
Atlanta, Georgia Water & Sewer
   Revenue Bond FGIC
   4.500%,  01/01/04                 20            20
De Kalb County, Georgia Health
   Facilities GO
   5.300%,  01/01/03                 50            53
                                            ---------
                                                   73
                                            ---------
HAWAII -- 2.8%
Hawaii State GO
   5.200%,  06/01/04                 50            52
                                            ---------
ILLINOIS -- 8.0%
Bloomingdale, Illinois GO
   5.450%,  01/01/09                 85            89
Illinois State Sales Tax Revenue
   Bond, Series S
   4.900%,  06/15/07                 60            61
                                            ---------
                                                  150
                                            ---------
MARYLAND -- 2.8%
Maryland State Health &
   Higher Education Facilities
   Authority Revenue Bond,
   Johns Hopkins Project
   5.125%,  07/01/03                 50            52
                                            ---------
MASSACHUSETTS -- 2.8%
Massachusetts Bay Transportation
   Authority Revenue Bond, Series A
   5.300%,  03/01/05                 50            53
                                            ---------

STATEMENT
OF
NET ASSETS
--------------------------------------------------------------------------------
AS OF
DECEMBER 31, 1997
(UNAUDITED)

INTERMEDIATE MUNICIPAL BOND FUND (CONCLUDED)

--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
NEW JERSEY -- 6.5%
Burlington County, New Jersey
   Community Bridge Systems
   Revenue Bond, Callable
   10/01/03 at 101 CG
   5.050%,  10/01/04              $  50      $     52
Medford Township, New Jersey
   Board of Education GO FGIC
   5.950%,  02/01/03                 65            70
                                            ---------
                                                  122
                                            ---------
PENNSYLVANIA -- 64.8%
Allegheny County, Pennsylvania,
   Series C-33, GO
   7.450%,  02/15/98                 50            50
Governor Mifflin, Pennsylvania
   School District GO AMBAC
   4.850%,  11/15/01                 50            52
Lehigh County, Pennsylvania
   GO FGIC
   5.125%,  11/15/08                110           114
Luzerne County, Pennsylvania,
   Series A, GO, Pre-Refunded
   09/15/00 at 100 FGIC
   5.850%,  09/15/02                 50            52
Pennsylvania State Higher
   Education Facilities Authority
   Hospital Revenue Bond,
   Thomas Jefferson University
   Project, Pre-Refunded
   01/01/98 at 102
   8.000%,  01/01/18                 85            87
Pennsylvania State Industrial
   Development Authority
   Revenue Bond AMBAC
   5.000%,  07/01/04                100           104
Pennsylvania State Infrastructure
   Authority Revenue Bond for
   Pennvest Loan Pool Project MBIA
   6.000%,  09/01/03                 65            71
Pennsylvania State Turnpike
   Commission Revenue Bond,
   Series 1, Pre-Refunded
   12/01/01 at 102 FGIC
   7.150%,  12/01/11                 50            56
Pennsylvania State Turnpike
   Commission Revenue Bond,
   Series F, Pre-Refunded 12/01/99
   at 102 AMBAC
   7.250%,  12/01/17                 50            54
Philadelphia, Pennsylvania Airport
   Parking Authority Revenue
   Bond AMBAC
   5.500%,  09/01/05                 80            86

--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
Pittsburgh, Pennsylvania School
   District, Series A, GO FGIC
   4.850%,  09/01/03               $100       $   103
Pittsburgh, Pennsylvania Water
   and Sewer Authority Revenue
   Bond, Series A FGIC
   4.800%,  09/01/06                 70            72
Reading, Pennsylvania Parking
   Authority Revenue Bond MBIA
   4.950%,  11/15/02                 50            52
Scranton-Lackawana, Pennsylvania
   Health and Welfare Authority
   Revenue Bond for Mercy Health
   Project, Series B MBIA
   5.000%,  01/01/06                 50            52
University of Pittsburgh,
   Pennsylvania Revenue Bond for
   University Capital Projects FGIC
   5.050%,  06/01/10                 90            93
Wallenpaupack, Pennsylvania Area
   School District, Series C, GO,
   Callable 09/01/00 at 100 FGIC
   6.000%,  09/01/03                 50            52
West View, Pennsylvania Municipal
   Water Authority Revenue
   Bond FGIC
   4.800%,  11/15/06                 60            62
                                            ---------
                                                1,212
                                            ---------
TOTAL MUNICIPAL BONDS
(Cost $1,731)                                   1,787
                                            ---------

CASH EQUIVALENT -- 2.8%
SEI Tax Exempt Trust Institutional
   Tax Free Portfolio                52            52
                                            ---------
TOTAL CASH EQUIVALENT
(Cost $52)                                         52
                                            ---------
TOTAL INVESTMENTS -- 98.3%
(Cost $1,783)                                   1,839
                                            ---------
OTHER ASSETS AND LIABILITIES,
   NET-- 1.7%                                      33
                                            ---------

NET ASSETS:
Portfolio Shares -- Class Y ($0.001 par
   value -- 100 million authorized) based
   on 88,385 outstanding shares                   919
Portfolio Shares -- Class A (unlimited
   authorization -- no par value) based
   on 94,207 outstanding shares                   977
Accumulated Net Realized Loss
   on Investments                                 (80)
Net Unrealized Appreciation
   on Investments                                  56
                                            ---------
TOTAL NET ASSETS-- 100.0%                      $1,872
                                            =========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS Y                  $10.25
                                            =========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE-- CLASS A                   $10.25
                                            =========
(A) VARIABLE RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON DECEMBER 31, 1997.
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
CG -- COUNTY GUARANTY
FGIC -- FINANCIAL GUARANTY INSURANCE COMPANY
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     [SQUARE BULLET] COREFUND FIXED INCOME FUNDS
--------------------------------------------------------------------------------

PENNSYLVANIA MUNICIPAL BOND FUND

[PIE CHART OMITTED]
TAX ANTICIPATION NOTES   3%
REVENUE BONDS           70%
CASH EQUIVALENT          1%
GENERAL OBLIGATIONS     25%
PRE-REFUNDED SECURITIES  1%

% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
MUNICIPAL BONDS -- 102.2%
OHIO -- 2.9%
Cleveland, Ohio Bond Anticipation
   Notes, Series B
   4.500%,  10/01/99               $500     $     503
                                            ---------
PENNSYLVANIA -- 99.3%
Allegheny County, Pennsylvania
   GO, Series C-43, Callable
   09/15/04 at 100 MBIA
   5.875%,  09/15/10                 60            64
Allegheny County, Pennsylvania
   Hospital Development Authority
   Revenue Bond for Mercy
   Hospital of Pittsburgh AMBAC
   6.450%,  04/01/01                200           214
Allegheny County, Pennsylvania
   Hospital Development Authority
   Revenue Bond for Montefiore
   Hospital Association
   5.800%,  10/01/03                110           116
Allegheny County, Pennsylvania
   Hospital Development Authority
   Revenue Bond for Presbyterian
   Health Center, Series B, Callable
   11/01/02 at 102 MBIA
   6.000%,  11/01/12                 25            27
Allegheny County, Pennsylvania
   Hospital Development Authority
   Revenue Bonds for Allegheny
   Health Center - UPMC
   Health, Series B
   5.000%,  07/01/16                500           489
Allegheny County, Pennsylvania
   Redevelopment Authority
   Revenue Bond for Home
   Improvement Loan Project,
   Series A, Callable 02/01/04
   at 102 FHA
   5.700%,  02/01/07                 10            10

--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
Allegheny County, Pennsylvania
   Sanitation Authority Sewer
   Revenue Bond, Series B,
   Pre-Refunded 06/01/99
   at 100 FGIC
   7.450%,  12/01/09               $130     $     136
Berks County, Pennsylvania
   Revenue Bond for Reading
   Hospital & Medical Center,
   Series B, Callable 10/01/04
   at 102 MBIA
   5.600%,  10/01/06                 65            70
Bucks County, Pennsylvania
   Community College Authority
   Revenue Bond
   5.500%,  06/15/14                300           314
Center City District, Pennsylvania
   Business Improvement
   Assessment Bond, Callable
   12/01/07 at 100 AMBAC
   5.600%,  12/01/08                 60            65
Central Bucks, Pennsylvania
   School District GO,
   Callable 02/01/01 at 100
   6.600%,  02/01/03                175           187
Crawford, Pennsylvania Central
   School District GO FGIC
   7.000%,  02/15/05                100           116
Dauphin County, Pennsylvania
   Dauphin County General
   Authority School District
   Pooled Financing
   Program II AMBAC
   4.450%,  09/01/32                500           500
Delaware County, Pennsylvania GO
   7.100%,  12/01/98                170           170
   5.500%,  10/01/15                 75            78
Delaware County, Pennsylvania
   Revenue Bond for Villanova
   University AMBAC
   5.400%,  08/01/08                200           213
Dover Township, Pennsylvania
   Sewer Authority Revenue Bond
   6.250%,  05/01/12                 20            22
Easton, Pennsylvania Area
   Sewer Authority Revenue
   Bonds, Series A FSA
   4.200%,  12/01/01                575           574
   5.000%,  12/01/14                500           496
Exeter Township, Pennsylvania
   General Obligation Bonds,
   Series B FGIC
   4.800%,  07/15/09                500           509
Hampden Township, Pennsylvania
   Sewer Authority Special
   Obligation Bond, Callable
   10/01/96 at 100
   5.350%,  04/01/03                 95            98
Hollidaysburg, Pennsylvania Sewer
   Authority Revenue Bonds
   5.000%,  12/01/18              1,000           979

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
NET ASSETS
--------------------------------------------------------------------------------
AS OF
DECEMBER 31, 1997
(UNAUDITED)

PENNSYLVANIA MUNICIPAL BOND FUND (CONCLUDED)

--------------------------------------------------------
DESCRIPTION                     PAR (000)   VALUE (000)
--------------------------------------------------------
Keystone Oaks, Pennsylvania
   School District GO FGIC
   5.000%,  09/01/11               $500     $     506
Lehigh County, Pennsylvania
   General Purpose Authority
   Revenue Bonds for Muhlenberg
   College Project AMBAC
   4.150%,  08/01/02                300           298
Lower Burrell, Pennsylvania City
   Municipal Sewer Authority
   Revenue Bond AMBAC
   5.125%,  02/01/16                250           250
Lower Merion Township,
   Pennsylvania GO, Callable
   08/01/02 at 100
   5.625%,  08/01/05                100           105
Manheim, Pennsylvania Central
   School District GO, Callable
   05/15/04 at 100 FGIC
   6.100%,  05/15/14                100           107
Millcreek Township, Pennsylvania
   Sewer Authority Revenue Bond,
   Callable 11/01/99 at 100 MBIA
   6.000%,  11/01/06                150           155
Montgomery County, Pennsylvania
   Higher Education and Health
   Authority Revenue Bond for
   Abington Memorial Hospital,
   Series A AMBAC
   5.125%,  06/01/14                250           250
Neshaminy, Pennsylvania
   Neshaminy School District
   GO FGIC
   5.250%,  02/15/07                500           532
North Wales, Pennsylvania Water
   Authority Revenue Bond
   Pre-Refunded 11/01/04 at 100
   6.750%,  11/01/10                100           114
Northampton County,
   Pennsylvania Higher Education
   Authority Revenue Bond for
   Lehigh University, Series A MBIA
   5.750%,  11/15/18                150           157
Pennsylvania Housing Finance
   Agency Single Family
   Mortgage - 55 Revenue Bond
   4.700%,  10/01/01                100           102
Pennsylvania State Convention
   Center Authority Revenue Bond,
   Series A FGIC
   6.700%,  09/01/16                 75            89
Pennsylvania State GO
   5.125%,  09/15/04                450           471
   5.000%,  11/15/12                500           506
Pennsylvania State GO, Series 2
   6.000%,  07/01/05                 25            28
   6.250%,  07/01/11                 60            69
Pennsylvania State GO,
   Third Series
   5.000%,  09/01/07                250           259

--------------------------------------------------------
DESCRIPTION                     PAR (000)   VALUE (000)
--------------------------------------------------------
Pennsylvania State GO,
   Third Series, Callable
   09/01/03 at 101
   5.000%,  09/01/12               $350    $      352
Pennsylvania State Higher
   Education Facilities Authority
   Health Services Revenue Bond
   for Allegheny/Delaware Valley,
   Series A MBIA
   5.500%,  11/15/08                400           433
Pennsylvania State Higher
   Education Facilities Authority
   Revenue Bond for
   Health Services, Series A,
   Callable 01/01/04 at 102
   6.000%,  01/01/10                100           109
Pennsylvania State Higher
   Education Facilities Authority
   Revenue Bond for Thomas
   Jefferson University, Series A,
   Callable 07/01/99 at 102
   6.000%,  07/01/19                150           155
Pennsylvania State Higher
   Education Facilities Authority
   Revenue Bond for University of
   Pennsylvania, Series B
   5.700%,  01/01/11                150           159
   5.850%,  09/01/13                100           106
Pennsylvania State Higher
   Educational Facilities Authority
   Revenue Bond for
   University of Pennsylvania
   Project, Series B
   5.250%,  01/01/07                500           528
Pennsylvania State Housing
   Finance Agency Revenue
   Bond, Series C
   6.400%,  07/01/12                300           318
Pennsylvania State Industrial
   Development Authority
   Revenue Bond AMBAC
   5.800%,  07/01/09                250           276
   6.000%,  07/01/09                305           342
 6.000%,  01/01/12                  100           108
Pennsylvania State Industrial
   Development Authority
   Revenue Bond for Economic
   Development AMBAC
   6.000%,  07/01/08                600           673
Pennsylvania State Industrial
   Development Authority Revenue
   Bond, State Infrastructure
   Investment Authority for
   Pennvest Loan Pool MBIA
   6.000%,  09/01/04                400           438
Pennsylvania State Turnpike
   Commission Revenue
   Bond, Series P
   5.800%,  12/01/06                 75            80
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     [SQUARE BULLET] COREFUND FIXED INCOME FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------
DESCRIPTION                     PAR (000)   VALUE (000)
--------------------------------------------------------
Pennsylvania State Turnpike
   Commission Revenue Bond,
   Series O, Callable 12/01/02
   at 102 FGIC
   5.900%,  12/01/08               $125    $      135
Pennsylvania State Turnpike
   Commission Revenue
   Bond, Series P
   5.100%,  12/01/99                150           153
Pennsylvania State University
   Revenue Bond,
   Callable 03/01/04 at 100
   6.150%,  03/01/05                185           201
Philadelphia, Pennsylvania Parking
   Authority Revenue Bond
   5.750%,  09/01/07                400           439
Philadelphia, Pennsylvania
   Industrial Authority
   Revenue Bond
   5.250%,  11/15/09                500           519
Philadelphia, Pennsylvania
   Hospitals and Higher Education
   Facilities Authority Revenue
   Bond for Pennsylvania
   Hospital, Series A FGIC
   5.250%,  02/15/14                100           101
Pittsburgh, Pennsylvania GO,
   Series D, Callable 09/01/02
   at 102 AMBAC
   6.125%,  09/01/17                 25            27
Radnor Township, Pennsylvania
   GO, Callable 05/01/06 at 100
   5.250%,  11/01/16                200           205
Scranton-Lackawana, Pennsylvania
   Health and Welfare Authority
   Revenue Bond Mercy Health
   Project, Series B MBIA
   5.000%,  01/01/06                250           259
Scranton-Lackawana, Pennsylvania
   Health and Welfare Authority
   Revenue Bonds for Community
   Medical Center Project
   4.500%,  07/01/04                800           805
Scranton-Lackawanna,
   Pennsylvania Health and
   Welfare Authority Revenue
   Bond for University of
   Scranton, Series A
   6.150%,  03/01/03                150           162
Seneca Valley, Pennsylvania GO
   5.850%,  02/15/15                105           111

--------------------------------------------------------
DESCRIPTION                     PAR (000)   VALUE (000)
--------------------------------------------------------
University of Pittsburgh,
   Pennsylvania Unrefunded
   Balance of Series A Revenue
   Bonds MBIA
   6.125%,  06/01/21              $  40    $       43
West View, Pennsylvania
   Municipal Authority Water
   Revenue Bonds FGIC
   5.150%,  11/15/17                615           621
York, Pennsylvania City School
   District GO, Callable
   03/01/03 at 100 FGIC
   5.600%,  03/01/07                 75            79
                                           ----------
                                               17,382
                                           ----------
TOTAL MUNICIPAL BONDS
(Cost $17,250)                                 17,885
                                           ----------

CASH EQUIVALENT -- 1.2%
SEI Tax Exempt Trust Institutional
   Tax Free Portfolio               216           216
                                           ----------
TOTAL CASH EQUIVALENT
(Cost $216)                                       216
                                           ----------
TOTAL INVESTMENTS -- 103.4%
(Cost $17,466)                                 18,101
                                           ----------
OTHER ASSETS AND LIABILITIES -- (3.4%)
Liabilities - Investment Securities Purchased    (980)
Other Assets and Liabilities                      381
                                           ----------
TOTAL OTHER ASSETS AND LIABILITIES, NET          (599)
                                           ----------

NET ASSETS:
Portfolio Shares -- Class Y ($0.001 par
   value -- 100 million authorized shares)
   based on 1,198,485 outstanding shares       12,448
Portfolio Shares -- Class A ($0.001 par
   value -- 100 million authorized shares)
   based on 425,928 outstanding shares          4,475
Accumulated Net Realized Loss
   on Investments                                 (57)
Net Unrealized Appreciation
   on Investments                                 636
                                           ----------
TOTAL NET ASSETS-- 100.0%                     $17,502
                                           ==========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS Y                  $10.77
                                           ==========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE-- CLASS A                   $10.78
                                           ==========
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
FGIC -- FINANCIAL GUARANTY INSURANCE COMPANY
FHA -- FEDERAL HOUSING AGENCY
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
NET ASSETS
--------------------------------------------------------------------------------
AS OF
DECEMBER 31, 1997
(UNAUDITED)

NEW JERSEY MUNICIPAL BOND FUND

[PIE CHART OMITTED]

REVENUE BONDS       45%
CASH EQUIVALENTS     3%
GENERAL OBLIGATIONS 52%

% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
MUNICIPAL BONDS -- 96.1%
NEW JERSEY -- 96.1%
Bayonne, New Jersey GO FGIC
   5.900%,  05/01/08               $150    $      162
Burlington County, New Jersey GO
   5.200%,  10/01/05                 80            83
Cherry Hill Township,
   New Jersey GO
   5.900%,  06/01/05                 50            54
Flemington-Raritan, New Jersey
   Regional School District GO
   5.700%,  05/01/06                 50            54
Manalapan Township, New Jersey
   Fire District Number 1 GO
   5.300%,  12/15/99                 80            82
Marlboro Township, New Jersey
   Board of Education GO FGIC
   5.500%,  07/15/09                 40            42
Middlesex County New Jersey
   Revenue Bond FGIC
   5.125%,  12/01/16                 70            70
Monmouth County, New Jersey
   Improvement Authority
   Revenue Bond CG
   6.625%,  12/01/05                 40            43
New Jersey Health Care Facilities
   Finance Authority Revenue Bond
   for Bridgeton Hospital Association
   Project, Series B
   6.000%,  07/01/13                 50            55
New Jersey Health Care Facilities
   Finance Authority Revenue Bond
   for Burlington County Memorial
   Hospital Project
   6.000%,  07/01/12                 50            54
New Jersey State Economic
   Development Authority Revenue
   Bond for Peddie School
   Project, Series A
   5.400%,  02/01/06                 50            53

--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
New Jersey State Economic
   Development Authority Revenue
   Bond for Rutgers State
   University-Civic Square AMBAC
   6.125%,  07/01/24              $  55     $      59
New Jersey State Educational
   Facilities Authority Revenue
   Bond for Princeton University
   Project, Series A
   5.500%,  07/01/04                100           108
New Jersey State Educational
   Facilities Authority Revenue
   Bond for University of Medicine
   and Dentistry, Series B AMBAC
   5.250%,  12/01/13                 60            62
New Jersey State Transportation
   Authority Revenue Bond MBIA
   5.000%,  06/15/15                100            99
New York & New Jersey States
   Port Authority Revenue
   Bond, Series 81
   5.700%,  08/01/07                 50            53
North Bergen Township,
   New Jersey GO AMBAC
   5.000%,  08/15/09                 75            78
North Brunswick Township,
   New Jersey Board of
   Education GO
   6.300%,  02/01/12                150           167
North Brunswick Township,
   New Jersey Board of Education
   GO FGIC
   5.000%,  02/01/12                100           101
North Brunswick Township,
   New Jersey GO
   6.125%,  05/15/04                 24            26
North New Jersey District Water
   Supply Revenue Bond MBIA
   5.050%,  11/15/11                 90            92
Ocean County, New Jersey GO
   5.650%,  07/01/03                 75            80
Ocean County, New Jersey
   Utilities Authority Wastewater
   Revenue Bond
   5.125%,  01/01/11                 75            77
Secaucus, New Jersey Utilities
   Authority Sewer Revenue
   Bond, Series A
   6.100%,  12/01/10                 60            67
South Brunswick Township,
   New Jersey GO
   5.950%,  08/01/14                100           108
South Monmouth, New Jersey
   Regional Sewer Authority
   Revenue Bond MBIA
   5.550%,  01/15/06                 50            54
West Windsor Township,
   New Jersey Parking Authority
   Revenue Bond
   6.100%,  12/01/12                 50            55
                                           ----------
                                                2,038
                                           ----------
TOTAL MUNICIPAL BONDS
(Cost $1,934)                                   2,038
                                           ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     [SQUARE BULLET] COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
CASH EQUIVALENT -- 2.8%
SEITax Exempt Trust Institutional
   Tax Free Portfolio               $58      $     59
                                             --------
TOTAL CASH EQUIVALENT
(Cost $59)                                         59
                                             --------
TOTAL INVESTMENTS -- 98.9%
(Cost $1,993)                                   2,097
                                             --------
OTHER ASSETS AND LIABILITIES,
   NET-- 1.1%                                      23
                                             --------

NET ASSETS:
Portfolio Shares -- Class Y ($0.001 par
   value -- 100 million authorized) based
   on 153,520 outstanding shares                1,513
Portfolio Shares -- Class A ($0.001 par
   value -- 100 million authorized) based
   on 49,310 outstanding shares                   507
Accumulated Net Realized Loss
   on Investments                                  (4)
Net Unrealized Appreciation
   on Investments                                 104
                                             --------
TOTAL NET ASSETS-- 100.0%                      $2,120
                                             ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE-- CLASS Y                   $10.46
                                             ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE-- CLASS A                   $10.45
                                             ========
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
CG -- COUNTY GUARANTY
FGIC -- FINANCIAL GUARANTY INSURANCE COMPANY
FSA --FINANCIAL SECURITY ASSURANCE
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TREASURY RESERVE

[PIE CHART OMITTED]
U.S. TREASURY SECURITIES 34%
CASH EQUIVALENTS         66%

% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 34.4%
U.S. Treasury Bills+
   5.700%,  01/08/98           $  8,500   $     8,491
   5.180%,  01/22/98             39,000        38,884
   5.587%,  02/05/98              7,000         6,964
   5.650%,  03/05/98             10,000         9,906
   5.797%,  04/02/98             10,000         9,861
   5.793%,  04/30/98             10,000         9,818
   5.580%,  05/28/98             10,000         9,783
   5.530%,  06/25/98             10,000         9,744
   5.572%,  07/23/98             10,000         9,703
   5.544%,  08/20/98             10,000         9,658
U.S. Treasury Notes
   5.580%,  01/31/98             10,000         9,995
   5.600%,  01/31/98             15,000        15,000
   5.690%,  07/31/98             15,000        14,962
   5.780%,  08/15/98             10,000        10,005
   5.610%,  08/31/98             15,000        15,004
   5.630%,  09/30/98              5,000         4,969
   5.640%,  09/30/98             10,000        10,026
   5.650%,  10/31/98             10,000        10,017
   5.730%,  11/15/98             15,000        14,970
   5.740%,  11/30/98             15,000        14,985
U.S. Treasury STRIPS
   5.710%,  02/15/98             10,000         9,933
   5.725%,  05/15/98             14,600        14,305
   5.735%,  08/15/98             20,000        19,319
                                             --------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $286,302)                               286,302
                                             --------

REPURCHASE AGREEMENTS -- 65.8%
Aubrey Lanston
   5.25%, dated 12/31/97, matures
   01/02/98, repurchase price
   $37,217,852 (collateralized by
   U.S. Treasury Note, par value
   $38,190,000 5.625%, 12/31/02;
   market value $38,178,543)     37,207        37,207

STATEMENT
OF
NET ASSETS
--------------------------------------------------------------------------------
AS OF
DECEMBER 31, 1997
(UNAUDITED)

TREASURY RESERVE (CONCLUDED)

--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
Goldman Sachs
   6.35%, dated 12/31/97, matures
   01/02/98, repurchase price
   $19,506,879 (collateralized by
   U.S. Treasury Note, par value
   $19,120,000, 6.875%,
   03/31/00; market
   value $19,945,984)          $ 19,500     $  19,500
Hong Kong Shanghai Bank
   6.40%, dated 12/31/97, matures
   01/02/98, repurchase price
   $200,071,111 (collateralized
   by various U.S. Treasury Notes,
   ranging in par value $21,780,000-
   50,000,000, 6.375%-7.125%,
   04/30/99-04/30/00; total
   market value $204,152,180)   200,000       200,000
Merrill Lynch
   6.40%, dated 12/31/97, matures
   01/02/98, repurchase price
   $30,010,667 (collateralized by
   various U.S. Treasury Notes,
   ranging in par value $12,590,000-
   $15,810,000, 8.00%,
   05/15/01; total market
   value $30,697,720)            30,000        30,000
Morgan Stanley
   6.20%, dated 12/31/97, matures
   01/02/98, repurchase price
   $30,010,333 (collateralized by
   U.S. Treasury Note, par value
   $30,810,000, 5.50%, 12/31/00;
   market value $30,696,003)     30,000        30,000
State Street Bank
   5.50%, dated 12/31/97, matures
   01/02/98, repurchase price
   $200,061,111 (collateralized by
   various U.S. Treasury Notes,
   ranging in par value $13,990,000-
   $50,000,000, 6.125%,
   03/31/98; total market
   value $204,152,580)          200,000       200,000

--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
Swiss Bank
   6.40%, dated 12/31/97, matures
   01/02/98, repurchase price
   $30,010,667 (collateralized by
   various U.S. Treasury Notes,
   ranging in par value $12,790,000-
   $15,675,000, 7.50%,
   05/15/02; total market
   value $30,736,507)           $30,000      $ 30,000
                                             --------
TOTAL REPURCHASE AGREEMENTS
(Cost $546,707)                               546,707
                                             --------
TOTAL INVESTMENTS -- 100.2%
(Cost $833,009)                               833,009
                                             --------
OTHER ASSETS AND LIABILITIES,
   NET-- (0.2%)                                (1,740)
                                             --------

NET ASSETS:
Portfolio Shares -- Class Y ($0.001 par
   value -- 1,250 million authorized) based
   on 806,957,000 outstanding shares          806,957
Portfolio Shares -- Class C ($0.001 par
   value -- 1,250 million authorized) based
   on 24,292,618 outstanding shares            24,292
Accumulated Net Realized Gain
   on Investments                                  20
                                             --------
TOTAL NET ASSETS-- 100.0%                    $831,269
                                             ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE-- CLASS Y                    $1.00
                                             ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE-- CLASS C                    $1.00
                                             ========
+ EFFECTIVE YIELD
STRIPS -- SEPARATELY TRADED REGISTERED INTEREST AND PRINCIPAL SECURITIES SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     [SQUARE BULLET] COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------

CASH RESERVE

CASH RESERVE

[PIE CHART OMITTED]
U.S. GOVERNMENT OBLIGATIONS  6%
CASH EQUIVALENTS            14%
CORPORATE OBLIGATIONS       80%

% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
COMMERCIAL PAPER -- 50.7%
BANKING -- 6.0%
Banc One Funding
   5.830%,  01/29/98           $  9,262      $  9,220
   5.838%,  02/09/98             10,000         9,937
   5.840%,  02/13/98             10,000         9,931
NationsBank
   5.858%,  01/30/98             10,000         9,953
   5.813%,  03/17/98             14,000        13,833
Society Generale
   5.900%,  06/16/98              9,000         8,996
                                             --------
                                               61,870
                                             --------
FINANCIAL SERVICES -- 30.7%
Aig Funding
   5.806%,  07/31/98             12,100        11,704
Asset Securitization Coop
   5.679%,  02/04/98             10,000         9,947
   5.800%,  02/12/98             10,000         9,932
   5.810%,  02/27/98             10,000         9,909
 Caisse de Depots En
   Consignations
   5.678%,  03/17/98             20,000        19,770
Cafco
   6.653%,  01/02/98             20,000        19,996
   5.837%,  02/19/98             10,000         9,921
Ciesco
   5.809%,  02/17/98              9,500         9,429
   5.801%,  03/03/98             19,000        18,816
Credit Agricole USA
   5.753%,  01/16/98             10,000         9,976
Eureka Securitization
   5.701%,  02/03/98             10,000         9,949
   5.854%,  02/25/98             10,000         9,912
   5.835%,  03/23/98             15,000        14,806

--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
Goldman Sachs
   5.709%,  05/07/98            $10,000    $    9,806
Merrill Lynch
   5.679%,  01/30/98             10,000         9,955
   5.709%,  03/31/98              5,000         4,931
   5.803%,  05/13/98             10,000         9,792
   5.812%,  05/29/98             10,000         9,768
Morgan Stanley
   5.673%,  01/21/98              5,000         4,984
   5.679%,  02/04/98             10,000         9,947
Morgan Stanley (A)
   5.915%,  01/13/98             15,500        15,500
Met Life Funding
   5.757%,  01/13/98             10,000         9,981
   5.758%,  01/27/98             10,000         9,959
   5.937%,  02/05/98              4,050         4,027
New Center Asset Trust
   5.674%,  01/30/98              7,000         6,968
   5.784%,  03/09/98             10,000         9,894
   5.699%,  03/30/98             14,000        13,810
Norwest Financial
   5.661%,  01/20/98             15,250        15,205
Swedish Export Credit
   5.818%,  05/07/98             10,000         9,801
                                             --------
                                              318,395
                                             --------
INDUSTRIAL -- 12.4%
BP America
   6.402%,  01/02/98             18,000        17,997
Campbell Soup
   5.753%,  05/26/98             12,475        12,194
Ford Motor Credit
   5.718%,  03/30/98             11,780        11,620
General Electric Capital
   5.646%,  02/03/98              5,000         4,975
   5.715%,  02/27/98             10,000         9,911
   5.736%,  04/23/98             14,950        14,690
Mitsubishi International
   5.826%,  01/12/98             13,300        13,277
Pitney Bowes Credit
   6.066%,  01/14/98              2,016         2,012
   5.656%,  01/20/98             15,000        14,956
Procter & Gamble
   5.777%,  04/14/98             16,000        15,740
Southwestern Bell
   5.631%,  01/29/98             11,000        10,953
                                             --------
                                              128,325
                                             --------
UTILITIES -- 1.6%
National Rural Utilities
   5.617%,  01/09/98              7,100         7,091
   5.651%,  01/21/98             10,000         9,969
                                             --------
                                               17,060
                                             --------
TOTAL COMMERCIAL PAPER
(Cost $525,650)                               525,650
                                             --------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
NET ASSETS
--------------------------------------------------------------------------------
AS OF
DECEMBER 31, 1997
(UNAUDITED)

CASH RESERVE (CONCLUDED)

--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.2%
FFCB (A)
   5.520%,  01/02/98           $  5,250 $       5,248
FHLB (A)
   5.899%,  01/07/98              4,200         4,199
FHLB
   5.810%,  01/23/98             11,000        11,000
   5.805%,  02/13/98             13,400        13,400
   5.850%,  03/17/98              5,000         5,000
FNMA (A)
   5.894%,  01/06/98             15,000        14,995
SLMA (A)
   5.779%,  01/06/98             10,000        10,000
                                             --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $63,842)                                 63,842
                                             --------

CORPORATE OBLIGATIONS -- 11.5%
BANKING -- 0.2%
Morgan Guaranty (A)
   6.230%,  01/02/98              2,000         2,000
                                             --------
FINANCIAL SERVICES -- 8.8%
Abbey National Treasury
   Services (A)
   5.575%,  01/02/98             20,000        19,983
   5.650%,  01/02/98             17,000        16,999
Associates Corporation of
   North America (A)
   6.120%,  01/02/98             15,000        14,998
Credit Suisse First Boston (A)
   5.670%,  01/02/98             10,000        10,000
   5.921%,  01/13/98             10,000        10,000
Goldman Sachs
   6.100%,  04/15/98              6,825         6,826
Paccar Financial (A)
   5.841%,  01/20/98             12,000        11,997
                                             --------
                                               90,803
                                             --------
INDUSTRIAL -- 2.5%
Ford Motor Credit
   5.700%,  01/02/98             15,000        14,999
   6.350%,  02/12/98              1,800         1,801
Exxon Capital
   8.000%,  10/02/98              4,249         4,311
Merck
   5.250%,  12/22/98              5,000         4,967
                                             --------
                                               26,078
                                             --------
TOTAL CORPORATE OBLIGATIONS
(Cost $118,881)                               118,881
                                             --------

TIME DEPOSITS -- 6.8%
Banque Nationale de Paris
   6.625%,  01/02/98             30,000        30,000
State Street Bank
   5.500%,  01/02/98             40,000        40,000
                                             --------
TOTAL TIME DEPOSITS
(Cost $70,000)                                 70,000
                                             --------

--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
MASTER NOTE -- 0.9%
Associates Corporation of
   North America (A)
   5.506%,  01/02/98           $  8,950      $  8,950
                                             --------
TOTAL MASTER NOTE
(Cost $8,950)                                   8,950
                                             --------

CERTIFICATES OF DEPOSIT -- 12.2%
Barclays Bank PLC
   5.910%,  03/09/98             14,750        14,749
   5.940%,  06/19/98              5,000         4,999
Credit Suisse
   6.310%,  04/16/98             10,000        10,000
Deutche Bank
   5.840%,  10/14/98              5,000         4,998
   5.940%,  10/22/98              9,250         9,247
National Westminster Bank
   5.860%,  03/10/98             10,000         9,999
   5.940%,  06/26/98             15,000        14,996
   5.830%,  10/14/98              5,000         4,999
Societe Generale
   6.350%,  04/15/98             10,000        10,001
   6.080%,  06/09/98             10,000         9,998
Swiss Bank
   5.976%,  03/19/98              7,000         7,000
   6.020%,  06/12/98             10,000        10,001
   5.825%,  10/02/98             10,000         9,997
   5.852%,  11/20/98              5,000         4,999
                                             --------
TOTAL CERTIFICATES OF DEPOSIT
(Cost $125,983)                               125,983
                                             --------

INSURANCE FUNDING AGREEMENTS -- 6.1%
Allstate (A)
   5.696%,  01/01/98             18,000        18,000
Combined Insurance of
   America (A)
   5.959%,  01/01/98             20,000        20,000
Pacific Mutual Insurance (A)
   6.076%,  01/01/98             25,000        25,000
                                             --------
TOTAL INSURANCE FUNDING AGREEMENTS
(Cost $63,000)                                 63,000
                                             --------

ASSET-BACKED SECURITIES -- 4.3%
Asset Backed Securities
   Investment Trust, Series
   1997-C, Class N (A)
   5.961%,  01/15/98             15,000        15,000
Capita Equipment Receivables
   Trust, Series 1996-1, Class A2
   5.950%,  07/15/98              1,607         1,607
Case Equipment Loan Trust,
   Series 1997-B, Class A1
   5.612%,  10/13/98              9,544         9,544
Contimortgage Home Equity
   Loan Trust, Series
   1997-5, Class A1
   5.906%,  12/15/98              8,500         8,500

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     [SQUARE BULLET] COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------


--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
Key Auto Finance Trust,
   Series 1997-2, Class A1
   5.835%,  01/05/99            $10,000    $   10,000
                                           ----------
TOTAL MORTGAGE RELATED
(Cost $44,651)                                 44,651
                                           ----------

BANKERS ACCEPTANCE -- 1.1%
Toronto Dominion Bank
   5.735%,  03/23/98             12,000        11,847
                                           ----------
TOTAL BANKERS ACCEPTANCE
(Cost $11,847)                                 11,847
                                           ----------
TOTAL INVESTMENTS -- 99.7%
(Cost $1,032,804)                           1,032,804
                                           ----------
OTHER ASSETS AND LIABILITIES,
   NET-- 0.3%                                   3,356
                                           ----------

NET ASSETS:
Portfolio Shares -- Class Y ($0.001 par
   value -- 1 billion authorized) based
   on 956,501,408 outstanding shares          956,732
Portfolio Shares -- Class C ($0.001 par
   value -- 1 billion authorized) based
   on 79,278,426 outstanding shares            79,484
Portfolio Shares -- Class B ($0.001 par
   value -- 1 billion authorized) based
   on 80,044 outstanding shares                    80
Accumulated Net Realized Loss
   on Investments                                (136)
                                           ----------
TOTAL NET ASSETS-- 100.0%                  $1,036,160
                                           ==========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE-- CLASS Y                    $1.00
                                           ==========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE-- CLASS C                    $1.00
                                           ==========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE-- CLASS B                    $1.00
                                           ==========

(A) VARIABLE RATE SECURITIES -- THE RATE REFLECTED ON
    THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON DECEMBER 31, 1997. FHLB -- FEDERAL HOME LOAN BANK
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
SLMA -- STUDENT LOAN MARKETING ASSOCIATION
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TAX-FREE RESERVE

[PIE CHART OMITTED]
TAX-EXEMPT COMMERCIAL PAPER 21%
TAX ANTICIPATION NOTES       4%
GENERAL OBLIGATIONS          6%
PRE-REFUNDED SECURITIES      2%
REVENUE BONDS               67%

% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
MUNICIPAL BONDS -- 99.1%
ALABAMA -- 0.9%
North Alabama Environmental
   Improvement Authority
   Reynold Metals Project
   (A) (B) (C)
   5.000%,  01/02/98             $1,500    $    1,500
                                           ----------
ARIZONA -- 0.9%
Arizona State TRAN (B)
   7.400%,  02/09/98                650           661
Flagstaff, Arizona TECP
   3.700%,  04/08/98                750           750
                                           ----------
                                                1,411
                                           ----------
CALIFORNIA -- 1.4%
Los Angeles County
   California TRAN
   4.500%,  06/30/98              2,000         2,006
Santa Clara, California Electric
   Revenue Bond, Series A
   (A) (B) (C)
   3.400%,  01/07/98                340           340
                                           ----------
                                                2,346
                                           ----------
COLORADO -- 0.3%
Colorado State TRAN, Series A
   4.500%,  06/26/98                500           502
                                           ----------
DELAWARE -- 0.8%
Delaware State TECP
   3.700%,  04/08/98                750           750
Wilmington, Delaware Franciscan
   Health System (A) (B) (C) (D)
   5.000%,  01/02/98                300           300
Wilmington, Delaware Hospital
   Franciscan Health Systems
   Project, Series A
   (A) (B) (C) (D)
   5.000%,  01/02/98                300           300
                                           ----------
                                                1,350
                                           ----------

STATEMENT
OF
NET ASSETS
--------------------------------------------------------------------------------
AS OF
DECEMBER 31, 1997
(UNAUDITED)

TAX-FREE RESERVE (CONTINUED)

--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
FLORIDA -- 2.5%
Broward County, Florida Housing
   Financial Authority Multi-family
   Housing Sanctuary Apartments
   Project (A) (C)
   4.250%,  02/01/09            $   500    $      500
Florida Municipal Power TECP
   3.650%,  02/11/98              1,700         1,700
Sunshine State Florida TECP
   3.750%,  03/27/98              2,000         2,000
                                           ----------
                                                4,200
                                           ----------
ILLINOIS -- 10.9%
Chicago, Illinois O'Hare
   International Airport Revenue
   Industrial Lien, Series C (A) (B)
   3.650%,  01/07/98              1,500         1,500
Illinois Development Finance
   Authority Illinois Power
   Company Project, Series B (A)
   3.700%,  01/07/98              1,400         1,400
Illinois Development Finance
   Authority Revenue Bond
   (A) (B) (C)
   3.650%,  01/07/98              1,800         1,800
Illinois State Pollution Control
   Authority Amoco Oil
   Company Project (A) (B)
   4.950%,  01/02/98                900           900
Illinois State Sales Tax Revenue
   Revenue Bond (B) (D)
   8.000%,  06/15/98              3,000         3,115
Illinois State Toll Highway
   Authority, Series B
   MBIA (A) (B)
   3.650%,  01/07/98              4,400         4,400
Schaumburg, Illinois Multi-family
   Housing Revenue Bond
   (A) (B) (C)
   3.950%,  01/02/98              3,500         3,500
St. Charles, Illinois Revenue
   Bond (A) (B) (C)
   3.750%,  01/07/98              1,300         1,300
                                           ----------
                                               17,915
                                           ----------
INDIANA -- 4.3%
Chesapeake, Indiana TECP
   3.750%,  01/15/98              1,000         1,000
Mt. Vernon, Indiana TECP
   3.750%,  04/07/98              1,900         1,900
Gary, Indiana Industrial
   Environmental Improvement
   Authority U.S. Steel
   Corporation Project (A) (B) (C)
   4.050%,  01/15/98              1,600         1,600
Hammond, Indiana Pollution
   Control Amoco Oil Company
   Project (A) (B)
   4.950%,  01/02/98                300           300

--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
Sullivan, Indiana TECP
   3.750%,  01/09/98             $1,050   $     1,050
   3.800%,  03/06/98              1,200         1,200
                                           ----------
                                                7,050
                                           ----------
IOWA -- 0.2%
Des Moines, Iowa Commercial
   Development Revenue Bond
   Capitol Center III Project
   (A) (B)
   3.800%,  01/07/98                400           400
                                           ----------
KANSAS -- 4.7%
Burlington, Kansas TECP
   3.750%,  01/08/98              1,450         1,450
   3.700%,  01/16/98                600           600
   3.850%,  03/09/98              2,500         2,500
   3.850%,  03/10/98              1,200         1,200
   3.700%,  04/08/98                600           600
Kansas City, Kansas Highway
   Roads Revenue Bonds (B)
   9.000%,  07/01/98              1,300         1,333
                                           ----------
                                                7,683
                                           ----------
KENTUCKY -- 1.8%
Mayfield, Kentucky Multi-City
   Lease Revenue Bond Kentucky
   League of Cities Funding
   Project (A)
   3.900%,  01/07/98              2,000         2,000
Pendleton, Kentucky TECP
   3.850%,  03/09/98              1,000         1,000
                                           ----------
                                                3,000
                                           ----------
LOUISIANA -- 3.9%
De Soto Parish, Louisiana
   Central Louisiana Electric
   Company Pollution Control
   Revenue Bond (A) (B)
   3.600%,  01/07/98                700           700
Jefferson Parish, Louisiana
   Industrial Development Board
   George J. Ackel, Sr.
   Project (A) (B)
   3.850%,  01/07/98              1,850         1,850
Louisiana State Public
   Facilities Authority Kenner
   Hotel Project (A) (B) (C)
   5.100%,  01/02/98                400           400
Saint Charles Parish, Louisiana
   Pollution Control Revenue
   Shell Oil Company Project,
   Series B (A) (B)
   4.900%,  01/02/98              1,550         1,550
South Louisiana Port Common
   Marine Terminal Revenue
   Bond (A) (B) (C)
   3.650%,  01/07/98              2,000         2,000
                                           ----------
                                                6,500
                                           ----------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     [SQUARE BULLET] COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------

---------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
---------------------------------------------------------
MICHIGAN -- 1.8%
Delta County, Michigan
   Environmental Improvement
   Authority Revenue Bond,
   Mead Escambia Paper,
   Series C (A) (B)
   5.100%,  01/02/98            $   700   $       700
Michigan State Consumers
   Power Project (A) (B)
   4.950%,  01/02/98                300           300
Michigan State Storage TECP
   3.750%,  02/05/98              2,000         2,000
                                           ----------
                                                3,000
                                           ----------
MINNESOTA -- 1.9%
Minnesota State GO (D)
   6.600%,  08/01/98              3,150         3,199
                                           ----------
MISSISSIPPI -- 1.8%
Claiborne County,
   Mississippi TECP
   3.750%,  02/13/98              1,300         1,300
 Jackson County, Mississippi
   Chevron USA Incorporated
   Project (A) (B)
   4.950%,  01/02/98              1,600         1,600
                                           ----------
                                                2,900
                                           ----------
MISSOURI -- 5.0%
Independence, Missouri TECP
   3.850%,  01/16/98              1,050         1,050
Missouri State Development
   Finance Board Revenue Bond
   (A) (B) (C)
   4.500%,  01/02/98              2,700         2,700
Missouri State Environmental
   Improvement & Energy
   Pollution Control Revenue
   Bond (A) (B)
   3.950%,  01/02/98              1,800         1,800
Missouri State Health and
   Educational Facilities
   Authority Washington
   University, Series A (A) (B)
   5.000%,  01/02/98                300           300
Missouri State Health and
   Educational Facilities
   Authority Washington
   University Series A (A) (B) (C)
   5.000%,  01/02/98                400           400
Missouri State Health and
   Educational Facilities
   Authority GO
   4.500%,  09/14/98              2,000         2,008
                                           ----------
                                                8,258
                                           ----------
MONTANA -- 0.7%
Forsyth, Montana Pollution
   Control Portland General
   Electric Project (A) (B)
   3.700%,  01/07/98                200           200

--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
Forsyth, Montana Pollution
   Control Portland General
   Electric Project, Series B
   (A) (B)
   3.750%,  01/07/98            $   100   $       100
Forsyth, Montana Pollution
   Control Pacificorp Project,
   Series 1988 (A) (B) (C)
   4.500%,  01/02/98                900           900
                                           ----------
                                                1,200
                                           ----------
NEVADA -- 1.8%
Clark County, Nevada Industrial
   Development Revenue
   Series C (A) (B)
   3.850%,  01/07/98              2,000         2,000
Las Vegas, Nevada GO,
   Series A FGIC
   4.750%,  11/01/98              1,000         1,007
                                           ----------
                                                3,007
                                           ----------
NEW MEXICO -- 0.6%
Albuquerque, New Mexico
   Gross Receipts Revenue
   Bond (A) (B) (C)
   3.700%,  01/07/98              1,000         1,000
                                           ----------
NEW YORK -- 2.1%
New York City, New York
   GO (A) (B) (C)
   4.000%,  01/02/98              1,500         1,500
   4.150%,  01/02/98              1,900         1,900
                                           ----------
                                                3,400
                                           ----------
NORTH CAROLINA -- 2.2%
Lexington, North Carolina
   Lexington Memorial
   Hospital Project (A) (B)
   5.000%,  01/02/98              1,500         1,500
North Carolina Eastern
   Municipal Power (B) (D)
   8.000%,  01/02/98              1,305         1,331
Wake County, North Carolina
   Carolina Power &
   Light Company (A) (B)
   3.700%,  01/07/98                800           800
                                           ----------
                                                3,631
                                           ----------
OHIO -- 0.3%
Ohio State Air Quality Revenue
   Bond, Series B (A) (B) (C)
   4.500%,  01/02/98                300           300
Ohio State Water Development
   Authority Environmental
   Mead Company, Series B
   (A) (B) (C)
   5.000%,  01/02/98                200           200
                                           ----------
                                                  500
                                           ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
NET ASSETS
--------------------------------------------------------------------------------
AS OF
DECEMBER 31, 1997
(UNAUDITED)

TAX-FREE RESERVE (CONTINUED)

---------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
---------------------------------------------------------
OREGON -- 0.7%
Port of Portland, Oregon
   Pollution Control Revenue
   Bond for Reynold Metals
   Project (A) (B) (C)
   5.000%,  01/02/98             $  100   $       100
Port of St. Helens Portland,
   Oregon Pollution Control
   Revenue Bond (A) (B)
   4.950%,  01/02/98                600           600
Umatilla County, Oregon
   Franciscan Health System
   Revenue Bond, Series A
   (A) (B) (C) (D)
   5.000%,  01/02/98                300           300
Umatilla County, Oregon
   Franciscan Health System
   Revenue Bond, Series B
   (A) (B) (C) (D)
   5.000%,  01/02/98                200           200
                                           ----------
                                                1,200
                                           ----------
PENNSYLVANIA -- 14.8%
Allegheny County, Pennsylvania
   Hospital Development
   Presbyterian University
   Hospital Project, Series B2
   (A) (B) (C)
   4.250%,  01/02/98              2,600         2,600
Allegheny County, Pennsylvania
   Hospital Development
   Presbyterian University
   Hospital Project, Series B1
   (A) (B) (C)
   4.250%,  01/02/98              2,000         2,000
Allegheny County, Pennsylvania
   Hospital Development
   Presbyterian University
   Hospital Project,
   Series B3 (A) (B)
   4.250%,  01/02/98              1,305         1,305
Beaver County,
   Pennsylvania TECP
   3.750%,  03/05/98              1,100         1,100
Beaver County, Pennsylvania
   Industrial Development
   Authority Duquesne Light
   Company Project, Series B
   (A) (B) (C)
   3.650%,  01/07/98                100           100
Lehigh County, Pennsylvania
   Industrial Development
   Authority Pollution Control
   (A) (B)
   3.800%,  01/02/98                200           200
Montgomery County,
   Pennsylvania TECP
   3.850%,  01/22/98              2,600         2,600
   3.750%,  02/05/98              1,000         1,000
Montgomery County,
   Pennsylvania TECP
   3.750%,  02/09/98              2,500         2,500

--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
Pennsylvania State Higher
   Education Authority Carnegie
   Mellon University Revenue
   Bond, Series D (A) (B)
   4.850%,  01/02/98             $  700   $       700
Pennsylvania State Higher
   Educational Facilities
   Authority Hospital Thomas
   Jefferson University Project (D)
   8.000%,  01/02/98              1,910         1,948
Temple University,
   Pennsylvania GO
   4.750%,  05/18/98              1,000         1,003
Washington County,
   Pennsylvania Lease Revenue
   Bond (A) (B) (C)
   3.850%,  01/07/98              3,140         3,140
York County, Pennsylvania
   Solid Waste and Refuse
   Revenue Bonds FGIC
   4.750%,  12/01/98              1,500         1,512
York, Pennsylvania General
   Authority Revenue
   Bond (A) (B)
   4.200%,  01/02/98              2,750         2,750
                                           ----------
                                               24,458
                                           ----------
SOUTH CAROLINA -- 1.1%
Berkley County, South Carolina
   Pollution Control Amoco
   Chemical Project (A) (B) (C)
   4.950%,  01/02/98                900           900
North Charleston, South
   Carolina GO (B) (D)
   7.500%,  08/01/98                500           520
York County, South Carolina
   Pollution Control Revenue
   Bond Electric Project,
   Series NRU-84N-2 (A) (B)
   3.850%,  01/07/98                400           400
                                           ----------
                                                1,820
                                           ----------
TEXAS -- 14.6%
Camp County, Texas Industrial
   Development Corporation
   Pollution Control Revenue
   Bond Texas Oil and Gas
   Project (A) (B)
   3.900%,  01/07/98                500           500
Denton County, Texas TAN
   5.500%,  09/01/98                930           940
Grapevine, Texas Industrial
   Development Authority
   American Airlines Project,
   Series A4 (A) (B) (C)
   5.000%,  01/02/98                100           100
Grapevine, Texas Industrial
   Development Authority
   American Airlines Project,
   Series B4 (A) (B) (C)
   5.000%,  01/02/98                900           900

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     [SQUARE BULLET] COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
Grapevine, Texas Industrial
   Development Authority
   American Airlines Project,
   Series A3 (A) (B) (C)
   5.000%,  01/02/98             $  400       $   400
Grapevine, Texas Industrial
   Development Authority
   American Airlines Project,
   Series B1 (A) (B) (C)
   5.000%,  01/02/98              1,500         1,500
Grapevine, Texas Industrial
   Development Authority
   American Airlines Project,
   Series B3 (A) (B) (C)
   5.000%,  01/02/98                400           400
Grapevine, Texas Industrial
   Development Corporation
   American Airlines,
   Series A1 (A) (B)
   5.000%,  01/02/98                400           400
Grapevine, Texas Industrial
   Development Corporation
   American Airlines Project,
   Series B2 (A) (B)
   5.000%,  01/02/98                400           400
Hunt County, Texas Industrial
   Development Authority Trico
   Industries Incorporated
   Project (A) (B)
   3.800%,  01/06/98              2,100         2,100
North Central Texas Health
   Facilities Development Baylor
   Medical Center Project, Series A,
   Pre-Refunded @ 102 (D)
   7.900%,  05/15/98                500           517
Nueces County, Texas Health
   Facilities Authority Driscoll
   Childrens Foundation (A) (B)
   3.850%,  01/07/98              4,425         4,425
Port Corpus Christi Texas
   Industrial Development
   Corporation Refunding
   Revenue Bonds Series A (A) (B)
   3.850%,  01/07/98              2,000         2,000
San Antonio, Texas Electric and
   Gas Revenue Bond
   Pre-Refunded @ 102 (D)
   7.800%,  02/01/98              3,900         3,991
Texas State Higher Education
   Authority University and
   College Improvement,
   Series B FGIC (A) (B)
   3.800%,  01/07/98              1,945         1,945
Texas State Southwest Higher
   Education Authority Southern
   Methodist University
   (A) (B) (C)
   5.000%,  01/02/98              1,000         1,000
Texas State TRAN, Series A
   4.750%,  08/31/98              2,500         2,514
                                           ----------
                                               24,032
                                           ----------

--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
UTAH -- 1.3%
Intermountain Power
   Agency TECP
   3.750%,  02/17/98             $2,100    $    2,100
                                           ----------
VERMONT -- 0.8%
Vermont State Student Loan
   Assistance Corporation Student
   Loan Revenue Bond (A) (B)
   3.800%,  01/02/98              1,335         1,335
                                           ----------
VIRGINIA -- 10.2%
Alexandria, Virginia
   Redevelopment & Housing
   Authority Revenue Bonds,
   Multi-Family First Mortgage,
   Goodwin Project, Series B
   (A) (B) (C)
   5.000%,  01/02/98              3,900         3,900
Pennisula Ports, Virginia TECP
   3.750%,  01/12/98              1,500         1,500
Petersburg, Virginia Hospital
   Authority Revenue Bonds for
   Southside Project (A) (B) (C)
   5.000%,  01/02/98              1,800         1,800
Portsmouth, Virginia Housing
   Development Authority
   Revenue Bond (B) (C)
   4.000%,  11/01/27              2,255         2,255
Richmond, Virginia Housing
   Authority Old Manchester
   Project, Series A (A) (B)
   4.000%,  01/07/98              3,250         3,250
Virginia State Housing
   Revenue Bonds
   3.800%,  06/10/98              3,500         3,500
Waynesboro, Virginia
   Residential Care Facilities
   Revenue Bond (A) (B) (C)
   5.000%,  01/02/98                685           685
                                           ----------
                                               16,890
                                           ----------
WASHINGTON -- 1.5%
Port Kalama, Washington
   Conagra Project (A) (B) (C)
   3.700%,  01/02/98              1,900         1,900
Washington State Motor Vehicle
   Fuel Tax, Series B
   6.000%,  01/01/99                500           510
                                           ----------
                                                2,410
                                           ----------
WEST VIRGINIA -- 0.1%
Putnam County, West Virginia
   Industrial Development
   Authority FMC Corporation
   Project (A) (B)
   3.800%,  01/02/98                200           200
                                           ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
NET ASSETS
--------------------------------------------------------------------------------
AS OF
DECEMBER 31, 1997
(UNAUDITED)

TAX-FREE RESERVE (CONCLUDED)

--------------------------------------------------------
DESCRIPTION                  PAR (000)      VALUE (000)
--------------------------------------------------------
WISCONSIN -- 0.2%
Lac Du Flambeau, Wisconsin
   Lake Superior Chippewa
   Indians Special Obligation
   Simpson Electric Project
   (A) (B)
   3.700%,  01/07/98             $  400    $      400
                                           ----------
WYOMING -- 3.0%
Gillette County, Wyoming TECP
   3.800%,  01/15/98              1,400         1,400
Lincoln County, Wyoming
   Pollution Control Revenue
   Bond, Series 1984 B (A) (B)
   5.100%,  01/02/98              1,200         1,200
Lincoln County, Wyoming
   Pollution Control Exxon
   Project (A) (B)
   4.950%,  01/02/98                600           600
Lincoln County, Wyoming
   Resource Recovery Exxon
   Project, Series C (A) (B) (C)
   5.100%,  01/02/98                500           500
Platte County, Wyoming
   Pollution Control (A) (B)
   4.500%,  01/02/98              1,100         1,100
Platte County, Wyoming
   Pollution Control Revenue
   Bond, Series A (A) (B) (C)
   4.500%,  01/02/98                100           100
                                           ----------
                                                4,900
                                           ----------
TOTAL MUNICIPAL BONDS
(Cost $163,697)                               163,697
                                           ----------
TOTAL INVESTMENTS -- 99.1%
(Cost $163,697)                               163,697
                                           ----------
OTHER ASSETS AND LIABILITIES,
   NET-- 0.9%                                   1,521
                                           ----------

--------------------------------------------------------
DESCRIPTION                                 VALUE (000)
--------------------------------------------------------
NET ASSETS:
Portfolio Shares -- Class Y ($0.001 par
   value -- 250 million authorized) based
   on 152,872,746 outstanding shares        $ 152,872
Portfolio Shares -- Class C ($0.001 par
   value -- 250 million authorized) based
   on 12,374,650 outstanding shares            12,398
Accumulated Net Realized Loss
   on Investments                                 (54)
Undistributed Net Investment Income                 2
                                           ----------
TOTAL NET ASSETS-- 100.0%                    $165,218
                                           ==========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE-- CLASS Y                    $1.00
                                           ==========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE-- CLASS C                    $1.00
                                           ==========
(A) VARIABLE RATE SECURITIES--THE RATE REFLECTED ON THE STATEMENT OF THE NET ASSETS IS THE RATE IN EFFECT ON DECEMBER 31, 1997.
(B) PUT OR DEMAND FEATURES EXIST REQUIRING THE ISSUER TO REPURCHASE THE INSTRUMENT PRIOR TO MATURITY. THE MATURITY DATE SHOWN IS THE LESSOR OF THE PUT DEMAND OR MATURITY DATE.
(C) SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED BY A MAJOR COMMERCIAL BANK OR FINANCIAL INSTITUTION.

FGIC -- FINANCIAL GUARANTY INSURANCE COMPANY
GO -- GENERAL OBLIGATION
TECP -- TAX EXEMPT COMMERCIAL PAPER
TRAN -- TAX AND REVENUE ANTICIPATION NOTE
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      [This page intentionally left blank.]

STATEMENT
OF
OPERATIONS                                              [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------
(000)

     COREFUND EQUITY FUNDS

AS OF
DECEMBER 31, 1997
(UNAUDITED)


                                                                                 ------------      --------------     --------------
                                                                                   EQUITY            CORE EQUITY         GROWTH
                                                                                 INDEX FUND            FUND(3)         EQUITY FUND
                                                                                 ------------      --------------     --------------
INVESTMENT INCOME:
     Dividends                                                                    $  2,223            $  3,344        $     561
     Interest                                                                           22                 138              123
     Less: Foreign taxes withheld                                                       --                  --               --
                                                                                  --------            --------        ---------
       Total investment income                                                       2,245               3,482              684
                                                                                  --------            --------        ---------
EXPENSES:
     Investment advisory fees                                                          533               2,147              632
     Less: waiver of investment advisory fees                                         (318)                 --               --
     Administrative fees                                                               333                 725              211
     Less: waiver of administrative fees                                              (119)               (164)             (76)
     Transfer agent fees & expenses                                                     36                  51               13
     Custodian fees                                                                     --                  --               --
     Professional fees                                                                   5                  23                3
     Registration & filing fees                                                          8                  14                4
     12b-1 fees--individual shares                                                      --                  23                7
     Taxes--other than income                                                            3                  13                2
     Printing fees                                                                      25                  57               17
     Organizational costs                                                               --                  --               --
     Miscellaneous                                                                      --                  14                6
                                                                                  --------            --------        ---------
       Total expenses                                                                  506               2,903              819
                                                                                  --------            --------        ---------
NET INVESTMENT INCOME (LOSS)                                                         1,739                 579             (135)
                                                                                  --------            --------        ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY
   CONTRACTS AND FOREIGN CURRENCY:
     Net realized gain from security transactions                                    5,184              40,986           11,173
     Net realized (loss) on forward foreign currency contracts and
       foreign currency transactions                                                    --                  --               --
     Net unrealized depreciation on forward foreign currency contracts and
       translation of assets and liabilities in foreign currencies                      --                  --               --
     Net change in unrealized appreciation (depreciation) on investments            17,916              20,773           10,360
                                                                                  --------            --------        ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    $24,839             $62,338          $21,398
                                                                                  ========            ========        =========
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE - DECEMBER 31, 1997:
     CLASS Y
       1Net asset value, offer and redemption price                                $ 39.65            $  20.60         $  16.33
                                                                                  ========            ========        =========
     CLASS A
       1Net asset value, redemption price
        Maximum sales charge of 5.50%                                                39.66               20.61            16.27
                                                                                  --------            --------        ---------
       2Offering price                                                             $ 41.97            $  21.81         $  17.22
                                                                                  ========            ========        =========
     CLASS B
       4Net asset value and offering price                                         $ 39.12            $  18.31         $  16.19
                                                                                  ========            ========        =========


                                                                                   --------------   --------------   --------------
                                                                                      SPECIAL        INTERNATIONAL      BALANCED
                                                                                    EQUITY FUND       GROWTH FUND         FUND
                                                                                   --------------   --------------   --------------
INVESTMENT INCOME:
     Dividends                                                                       $    212           $ 1,039          $  379
     Interest                                                                              43               152           1,481
     Less: Foreign taxes withheld                                                          --              (111)             --
                                                                                     --------           -------          ------
       Total investment income                                                            255             1,080           1,860
                                                                                     --------           -------          ------
EXPENSES:
     Investment advisory fees                                                             607               666             444
     Less: waiver of investment advisory fees                                            (263)               --             (76)
     Administrative fees                                                                  101               208             158
     Less: waiver of administrative fees                                                  (36)              (75)            (57)
     Transfer agent fees & expenses                                                        21               (10)             11
     Custodian fees                                                                         5                 6              --
     Professional fees                                                                     (5)                2               3
     Registration & filing fees                                                             9                (7)             --
     12b-1 fees--individual shares                                                          4                 3               7
     Taxes--other than income                                                               1                --               1
     Printing fees                                                                         11                 2              16
     Organizational costs                                                                  --                --              18
     Miscellaneous                                                                          1                --              --
                                                                                     --------           -------          ------
       Total expenses                                                                     456               795             525
                                                                                     --------           -------          ------
NET INVESTMENT INCOME (LOSS)                                                             (201)              285           1,335
                                                                                     --------           -------          ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY
   CONTRACTS AND FOREIGN CURRENCY:
     Net realized gain from security transactions                                       7,997             2,385           3,960
     Net realized (loss) on forward foreign currency contracts and
       foreign currency transactions                                                       --              (411)             --
     Net unrealized depreciation on forward foreign currency contracts and
       translation of assets and liabilities in foreign currencies                         --               (12)             --
     Net change in unrealized appreciation (depreciation) on investments               (1,796)          (10,180)          3,388
                                                                                     --------           -------          ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       $ 6,000            (7,933)         $8,683
                                                                                     ========           =======          ======
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE - DECEMBER 31, 1997:
     CLASS Y
       1Net asset value, offer and redemption price                                   $ 10.65           $ 13.28          $13.60
                                                                                     ========           =======          ======
     CLASS A
       1Net asset value, redemption price
        Maximum sales charge of 5.50%                                                   10.60             13.28           13.60
                                                                                     --------           -------          ------
       2Offering price                                                                $ 11.22           $ 14.05          $14.39
                                                                                     ========           =======          ======
     CLASS B
       4Net asset value and offering price                                            $ 10.48           $ 13.28          $13.51
                                                                                     ========           =======          ======

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0
1 NET ASSET VALUE PER SHARE, AS ILLUSTRATED, IS THE AMOUNT WHICH WOULD BE PAID UPON THE REDEMPTION OR EXCHANGE OF SHARES.
2 THE OFFER PRICE IS CALCULATED BY DIVIDING THE NET ASSET VALUE OF CLASS A BY 1 MINUS THE MAXIMUM SALES CHARGE OF 5.50%.
3  THIS FUND WAS FORMERLY KNOWN AS THE EQUITY FUND.
4 CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE. FOR A DESCRIPTION OF POSSIBLE REDEMPTION CHARGE, SEE THE NOTES TO THE FINANCIAL STATEMENTS.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    92 & 93

STATEMENT
OF
OPERATIONS                                              [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------
(000)

     COREFUND FIXED INCOME FUNDS

AS OF
DECEMBER 31, 1997
(UNAUDITED)


                                                                          --------------   --------------    -------------
                                                                            SHORT TERM         SHORT-
                                                                              INCOME        INTERMEDIATE      GOVERNMENT
                                                                               FUND           BOND FUND       INCOME FUND
                                                                          --------------   --------------    -------------
INVESTMENT INCOME
     Interest                                                                 $1,120            $5,458         $   758
                                                                              ------            ------          ------
       Total Investment income                                                 1,120             5,458             758
                                                                              ------            ------          ------
EXPENSES
     Investment advisory fees                                                    139               426              55
     Less: waiver of investment advisory fees                                    (92)             (170)             (2)
     Administrative fees                                                          47               213              28
     Less:waiver of administrative fees                                          (17)              (77)            (10)
     Transfer agent fees & expenses                                                6                18               2
     Custodian fees                                                                6                --              --
     Professional fees                                                            --                 4               1
     Registration & filing fees                                                   (3)                6               1
     12b-1 fees--individual shares                                                 1                 3               2
     Trustee fees                                                                  1                 2              --
     Printing fees                                                                 2                11               1
     Organizational costs                                                          1                --               3
     Miscellaneous                                                                 1                 6               1
                                                                              ------            ------          ------
       Total expenses                                                             92               442              82
                                                                              ------            ------          ------
NET INVESTMENT INCOME                                                          1,028             5,016             676
                                                                              ------            ------          ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY
   CONTRACTS AND FOREIGN CURRENCY:
     Net realized gain (loss) from:
       Security transactions                                                       8               461              88
       Option transactions                                                        --                --              --
     Net realized gain on forward foreign currency contracts and
       foreign currency transactions                                              --                --              --
     Net unrealized depreciation on forward foreign currency
       contracts and translation of other assets and liabilities
       in foreign currencies                                                      --                --              --
     Net change in unrealized appreciation (depreciation)
       on investments                                                             68             1,670             515
                                                                              ------            ------          ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $1,104            $7,147          $1,279
                                                                              ======            ======          ======
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE - JUNE 30, 1997:
     CLASS Y
     1Net asset value, offer and redemption price                             $ 9.99            $ 9.95          $10.03
                                                                              ======            ======          ======
     CLASS A
     1Net asset value, redemption price
      Maximum sales charge of 3.25% or 4.75%                                    9.98              9.95           10.03
                                                                              ------            ------          ------
     2Offering price                                                          $10.32            $10.28          $10.37
                                                                              ======            ======          ======

                                                                             ------------     --------------    ------------
                                                                                                 GLOBAL         INTERMEDIATE
                                                                                 BOND             BOND            MUNICIPAL
                                                                                 FUND             FUND            BOND FUND
                                                                             ------------     --------------    ------------
INVESTMENT INCOME
     Interest                                                                 $  6,153            $1,055          $    46
                                                                               -------           -------          -------
       Total Investment income                                                   6,153             1,055               46
                                                                               -------           -------          -------
EXPENSES
     Investment advisory fees                                                      675               108                5
     Less: waiver of investment advisory fees                                     (356)              (18)              (5)
     Administrative fees                                                           228                45                2
     Less:waiver of administrative fees                                            (82)              (16)              (1)
     Transfer agent fees & expenses                                                  7                (1)              --
     Custodian fees                                                                 11                 1               --
     Professional fees                                                               8                 1               --
     Registration & filing fees                                                     18                 1                2
     12b-1 fees-- individual shares                                                  2                --                1
     Trustee fees                                                                   --                --               --
     Printing fees                                                                  10                --               --
     Organizational costs                                                           --                 2                3
     Miscellaneous                                                                   5                --               --
                                                                               -------           -------          -------
       Total expenses                                                              526               123                7
                                                                               -------           -------          -------
NET INVESTMENT INCOME                                                            5,627               932               39
                                                                               -------           -------          -------
NETREALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY
   CONTRACTS AND FOREIGN CURRENCY:
     Net realized gain (loss) from:
       Security transactions                                                     1,499               (41)               3
       Option transactions                                                          --              (400)              --
     Net realized gain on forward foreign currency contracts and
       foreign currency transactions                                                --               450               --
     Net unrealized depreciation on forward foreign currency
       contracts and translation of other assets and liabilities
       in foreign currencies                                                        --               (98)              --
     Net change in unrealized appreciation (depreciation)
       on investments                                                            3,530               (90)              35
                                                                               -------           -------          -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $10,656           $   753          $    77
                                                                               =======           =======          =======
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE - JUNE 30, 1997:
     CLASS Y
     1Net asset value, offer and redemption price                              $ 10.53           $  9.33           $10.25
                                                                               =======           =======          =======
     CLASS A
     1Net asset value, redemption price
      Maximum sales charge of 3.25% or 4.75%                                     10.53              9.32            10.25
                                                                               -------           -------          -------
     2Offering price                                                           $ 11.06           $  9.78           $10.59
                                                                               =======           =======          =======

                                                                               --------------    --------------
                                                                                PENNSYLVANIA       NEW JERSEY
                                                                                  MUNICIPAL         MUNICIPAL
                                                                                  BOND FUND         BOND FUND
                                                                               --------------    --------------
INVESTMENT INCOME
     Interest                                                                     $   375          $     53
                                                                                  -------           -------
       Total Investment income                                                        375                53
                                                                                  -------           -------
EXPENSES
     Investment advisory fees                                                          37                 5
     Less: waiver of investment advisory fees                                         (37)               (5)
     Administrative fees                                                               19                 2
     Less:waiver of administrative fees                                               (19)               (2)
     Transfer agent fees & expenses                                                     1                --
     Custodian fees                                                                    --                --
     Professional fees                                                                 --                --
     Registration & filing fees                                                         1                --
     12b-1 fees--individual shares                                                      4                 1
     Trustee fees                                                                      --                --
     Printing fees                                                                      1                --
     Organizational costs                                                               2                 1
     Miscellaneous                                                                     --                --
                                                                                  -------           -------
       Total expenses                                                                   9                 2
                                                                                  -------           -------
NET INVESTMENT INCOME                                                                 366                51
                                                                                  -------           -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY
   CONTRACTS AND FOREIGN CURRENCY:
     Net realized gain (loss) from:
       Security transactions                                                           40                (1)
       Option transactions                                                             --                --
     Net realized gain on forward foreign currency contracts and
       foreign currency transactions                                                   --                --
     Net unrealized depreciation on forward foreign currency
       contracts and translation of other assets and liabilities
       in foreign currencies                                                           --                --
     Net change in unrealized appreciation (depreciation)
       on investments                                                                 378                57
                                                                                  -------           -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $   784           $   107
                                                                                  =======           =======
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE - JUNE 30, 1997:
     CLASS Y
     1Net asset value, offer and redemption price                                  $10.77            $10.46
                                                                                  =======           =======
     CLASS A
     1Net asset value, redemption price
      Maximum sales charge of 3.25% or 4.75%                                        10.78             10.45
                                                                                  -------           -------
     2Offering price                                                               $11.32            $10.97
                                                                                  =======           =======

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
1 NET ASSET VALUE PER SHARE, AS ILLUSTRATED, IS THE AMOUNT WHICH WOULD BE PAID
  UPON THE REDEMPTION OR EXCHANGE OF SHARES.
2 THE OFFER PRICE IS CALCULATED BY DIVIDING THE NET ASSET VALUE OF CLASS A BY 1
  MINUS THE MAXIMUM SALES CHARGE OF 3.25% FOR THE SHORT TERM INCOME, SHORT-INTERMEDIATE BOND, GOVERNMENT INCOME AND INTERMEDIATE MUNICIPAL BOND FUNDS AND 4.75% FOR THE BOND, GLOBAL BOND, PENNSYLVANIA MUNICIPAL BOND AND NEW JERSEY MUNICIPAL BOND FUNDS.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    94 & 95

STATEMENT
OF
OPERATIONS                                              [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------
(000)

     COREFUND MONEY MARKET FUNDS

AS OF
DECEMBER 31, 1997
(UNAUDITED)

                                                                      --------         -------        --------
                                                                      TREASURY          CASH          TAX-FREE
                                                                       RESERVE         RESERVE         RESERVE
                                                                      --------         -------        --------
INVESTMENT INCOME:
   Interest                                                           $ 24,754        $ 27,544         $ 2,735
                                                                      --------        --------         -------
     Total investment income                                            24,754          27,544           2,735
                                                                      --------        --------         -------
EXPENSES:
   Investment advisory fees                                              1,113           1,926             185
   Less: waiver of investment advisory fees                               (401)           (481)            (67)
   Administrative fees                                                   1,781           1,204             296
   Less: waiver of administrative fees                                    (446)           (433)            (74)
   Transfer agent fees & expenses                                           71             117              14
   Custodian fees                                                            1               1              --
   Professional fees                                                        25              10               3
   Registration & filing fees                                                4              60              20
   12b-1 fees                                                               23              64              12
   Trustee fees                                                             10              11               5
   Printing                                                                 65              77               5
   Miscellaneous                                                            63              32              (1)
                                                                      --------        --------         -------
   Total expenses                                                        2,309           2,588             398
                                                                      --------        --------         -------
   NET INVESTMENT INCOME                                                22,445          24,956           2,337
                                                                      --------        --------         -------
   NET REALIZED GAIN ON INVESTMENTS:
   Net realized gain from security
     transactions                                                           14               5              --
                                                                      --------        --------         -------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS                                                  $ 22,459        $ 24,961         $ 2,337
                                                                      ========        ========         =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      [This page intentionally left blank.]

STATEMENT
OF CHANGES
IN NET ASSETS                                           [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------
(000)

     COREFUND EQUITY FUNDS

AS OF
DECEMBER 31, 1997
(UNAUDITED)



                                                                                        -------------------     -------------------
                                                                                               EQUITY                CORE EQUITY
                                                                                             INDEX FUND                FUND(2)
                                                                                        -------------------     -------------------
                                                                                         7/1/97     7/1/96       7/1/97     7/1/96
                                                                                           TO         TO           TO         TO
                                                                                        12/31/97    6/30/97     12/31/97    6/30/97
                                                                                        --------    -------     --------    -------
OPERATIONS:
   Net investment income                                                              $   1,739     $ 3,256      $   579 $   2,927
   Net realized gain on investments, forward foreign currency contracts and foreign
     currency                                                                             5,184       3,591       40,986    66,598
   Net unrealized appreciation on investments, forward foreign currency contracts
     and translation of assets and liabilites in foreign currencies                      17,916      55,389       20,773    67,597
                                                                                       --------    --------     --------  --------
   Net increase (decrease) in net assets resulting from operations                       24,839      62,236       62,338   137,122
                                                                                       --------    --------     --------  --------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Class Y                                                                             (1,685)     (3,225)        (595)   (2,858)
     Class A                                                                                (48)        (28)          --       (49)
     Class B                                                                                 (2)         --           --        --
   Net realized gains:
     Class Y                                                                             (8,013)     (1,484)     (69,731)  (35,253)
     Class A                                                                               (265)         (6)      (2,421)     (977)
     Class B                                                                                (16)         --          (17)       --
                                                                                       --------    --------     --------  --------
       Total dividends distributed                                                      (10,029)     (4,743)     (72,764)  (39,137)
                                                                                       --------    --------     --------  --------
CAPITAL TRANSACTIONS (1):
   Class Y:
     Proceeds from shares issued                                                         24,068          --       48,159    56,759
     Reinvestment of cash distributions                                                   8,774          --       63,917    38,110
     Cost of shares redeemed                                                            (25,937)         --      (59,580)  (89,855)
                                                                                       --------    --------     --------  --------
     Increase in net assets from Class Y transactions                                     6,905          --       52,496     5,014
                                                                                       --------    --------     --------  --------
   Class A:
     Proceeds from shares issued                                                          4,631      43,492        2,811     3,395
     Reinvestment of cash distributions                                                     330       4,960        2,403     1,038
     Cost of shares redeemed                                                               (655)    (30,407)      (1,722)   (2,376)
                                                                                       --------    --------     --------  --------
     Increase in net assets from Class A transactions                                     4,306      18,045        3,492     2,057
                                                                                       --------    --------     --------  --------
   Class B:
     Proceeds from shares issued                                                            732       4,101          132        --
     Reinvestment of cash distributions                                                      18          34           17        --
     Cost of shares redeemed                                                                 (5)       (103)          --        --
                                                                                       --------    --------     --------  --------
     Increase (decrease) in net assets from Class B transactions                            745       4,032          149        --
                                                                                       --------    --------     --------  --------
Increase in net assets derived from capital share transactions                           11,956      22,077       56,137     7,071
                                                                                       --------    --------     --------  --------
     Net increase (decrease) in net assets                                               26,766      79,570       45,711   105,056
                                                                                       --------    --------     --------  --------
NET ASSETS:
   Beginning of period                                                                  245,920     166,350      531,058   426,002
                                                                                       --------    --------     --------  --------
   End of period                                                                       $272,686    $245,920     $576,769  $531,058
                                                                                       ========    ========     ========  ========

                                                                                       -------------------   ------------------
                                                                                             GROWTH                SPECIAL
                                                                                           EQUITY FUND           EQUITY FUND
                                                                                       -------------------   ------------------
                                                                                        7/1/97     7/1/96     7/1/97    7/1/96
                                                                                          TO         TO         TO        TO
                                                                                       12/31/97    6/30/97   12/31/97   6/30/97
                                                                                       --------    -------   --------   -------
OPERATIONS:
   Net investment income                                                                $  (135) $    399     $ (201) $    121
   Net realized gain on investments, forward foreign currency contracts and foreign
     currency                                                                            11,173    14,635      7,997     7,793
   Net unrealized appreciation on investments, forward foreign currency contracts
     and translation of assets and liabilites in foreign currencies                      10,360    12,411     (1,796)    3,603
                                                                                       --------  --------    -------   -------
   Net increase (decrease) in net assets resulting from operations                       21,398    27,445      6,000    11,517
                                                                                       --------  --------    -------   -------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Class Y                                                                                --       (393)        --      (177)
     Class A                                                                                --         (3)       --         (2)
     Class B                                                                                 --        --         --        --
   Net realized gains:
     Class Y                                                                            (11,719)  (13,864)      (350)  (13,011)
     Class A                                                                               (400)     (404)    (9,099)     (307)
     Class B                                                                                 (7)       --        (15)       --
                                                                                       --------  --------    -------   -------
       Total dividends distributed                                                      (12,126)  (14,664)    (9,464)  (13,497)
                                                                                       --------  --------    -------   -------
CAPITAL TRANSACTIONS (1):
   Class Y:
     Proceeds from shares issued                                                         18,945        --      7,178        --
     Reinvestment of cash distributions                                                  10,162        --      8,424        --
     Cost of shares redeemed                                                            (23,121)       --    (10,285)       --
                                                                                       --------  --------    -------   -------
     (Decrease) in net assets from Class Y transactions                                   5,986        --      5,317        --
                                                                                       --------  --------    -------   -------
   Class A:
     Proceeds from shares issued                                                            728    38,807        516    13,884
     Reinvestment of cash distributions                                                     400    12,752        349    13,074
     Cost of shares redeemed                                                               (390)  (36,303)      (179)  (16,684)
                                                                                       --------  --------    -------   -------
     Increase in net assets from Class A transactions                                       738    15,256        686    10,274
                                                                                       --------  --------    -------   -------
   Class B:
     Proceeds from shares issued                                                            102     1,712        124     1,020
     Reinvestment of cash distributions                                                       7       410         15       310
     Cost of shares redeemed                                                                --     (1,001)       --       (121)
                                                                                       --------  --------    -------   -------
     Increase (decrease) in net assets from Class B transactions                            109     1,121        139     1,209
                                                                                       --------  --------    -------   -------
Increase in net assets derived from capital share transactions                            6,833    16,377      6,142    11,483
                                                                                       --------  --------    -------   -------
     Net increase (decrease) in net assets                                               16,105    29,158      2,678     9,503
                                                                                       --------  --------    -------   -------
NET ASSETS:
   Beginning of period                                                                  152,393   123,235     74,327    64,824
                                                                                       --------  --------    -------   -------
   End of period                                                                       $168,498  $152,393    $77,005   $74,327
                                                                                       ========  ========    =======   =======

                                                                                        -------------------      -------------------
                                                                                            INTERNATIONAL             BALANCED
                                                                                             GROWTH FUND                FUND
                                                                                        -------------------      -------------------
                                                                                         7/1/97     7/1/96        7/1/97     7/1/96
                                                                                           TO         TO            TO         TO
                                                                                        12/31/97    6/30/97      12/31/97    6/30/97
                                                                                        --------    -------      --------    -------
OPERATIONS:
   Net investment income                                                                $    285    $   969       $ 1,335 $   3,139
   Net realized gain on investments, forward foreign currency contracts and foreign
     currency                                                                              1,974      5,290         3,960     7,717
   Net unrealized appreciation on investments, forward foreign currency contracts
     and translation of assets and liabilites in foreign currencies                      (10,192)    15,689         3,388     6,601
                                                                                        --------   --------      --------  --------
   Net increase (decrease) in net assets resulting from operations                        (7,933)    21,948         8,683    17,457
                                                                                        --------   --------      --------  --------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Class Y                                                                              (1,958)    (3,802)       (1,280)   (3,056)
     Class A                                                                                 (22)       (53)          (48)      (92)
     Class B                                                                                  --         --            (2)       --
   Net realized gains:
     Class Y                                                                              (6,263)    (8,375)       (6,356)   (5,885)
     Class A                                                                                 (93)      (130)         (282)     (184)
     Class B                                                                                  (1)        --           (28)       --
                                                                                        --------   --------      --------  --------
       Total dividends distributed                                                        (8,337)   (12,360)       (7,996)   (9,217)
                                                                                        --------   --------      --------  --------
CAPITAL TRANSACTIONS (1):
   Class Y:
     Proceeds from shares issued                                                          43,065     34,899        11,645        --
     Reinvestment of cash distributions                                                    7,249     11,015         6,080        --
     Cost of shares redeemed                                                             (38,992)   (31,528)      (10,793)       --
                                                                                        --------   --------      --------  --------
     (Decrease) in net assets from Class Y transactions                                   11,322     14,386         6,932        --
                                                                                        --------   --------      --------  --------
   Class A:
     Proceeds from shares issued                                                             358        489         1,546    23,565
     Reinvestment of cash distributions                                                       11        178           323     8,737
     Cost of shares redeemed                                                                (238)      (506)         (519)  (29,150)
                                                                                        --------   --------      --------  --------
     Increase in net assets from Class A transactions                                        131        161         1,350     3,152
                                                                                        --------   --------      --------  --------
   Class B:
     Proceeds from shares issued                                                              14         --           568     1,285
     Reinvestment of cash distributions                                                        1         --            30       293
     Cost of shares redeemed                                                                  --         --           --       (833)
                                                                                        --------   --------      --------  --------
     Increase (decrease) in net assets from Class B transactions                              15         --           598       745
                                                                                        --------   --------      --------  --------
Increase in net assets derived from capital share transactions                            11,468     14,547         8,880     3,897
                                                                                        --------   --------      --------  --------
     Net increase (decrease) in net assets                                                (4,802)    24,135         9,567    12,137
                                                                                        --------   --------      --------  --------
NET ASSETS:
   Beginning of period                                                                   165,548    141,413       117,840   105,703
                                                                                        --------   --------      --------  --------
   End of period                                                                        $160,746   $165,548      $127,407  $117,840
                                                                                        ========   ========      ========  ========

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(1) FOR CAPITAL SHARE TRANSACTIONS PLEASE SEE FOOTNOTE 8 IN THE NOTES TO THE FINANCIAL STATEMENTS.
(2) THIS FUND WAS FORMERLY KNOWN AS THE EQUITY FUND.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    98 & 99

STATEMENT
OF CHANGES
IN NET ASSETS                                          [SQUARE BULLET]  COREFUND
--------------------------------------------------------------------------------
(000)

     COREFUND FIXED INCOME FUNDS

AS OF
DECEMBER 31, 1997
(UNAUDITED)

                                                             ---------------- ----------------- ----------------
                                                                                   SHORT-
                                                                SHORT TERM      INTERMEDIATE       GOVERNMENT
                                                                INCOME FUND       BOND FUND        INCOME FUND
                                                             ---------------- ----------------- ----------------

                                                              7/1/97  7/1/96   7/1/97   7/1/96   7/1/97  7/1/96
                                                                TO      TO       TO       TO       TO      TO
                                                             12/31/97 6/30/97 12/31/97  6/30/97 12/31/97 6/30/97
                                                             -------- ------- --------  ------- -------- -------
OPERATIONS:
   Net investment income                                     $ 1,028 $ 1,757  $  5,016 $ 10,074   $  676 $  1,293
   Net realized gain (loss) on investments, forward foreign
     currency contracts and foreign currency                       8      (8)      461      (26)      88     (156)
   Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of
     assets and liabilites in foreign currencies                  68      91     1,670      993      505      434
                                                             ------- -------  -------- --------  -------  -------
   Net increase in net assets resulting from operations        1,104   1,840     7,147   11,041    1,269    1,571
                                                             ------- -------  -------- --------  -------  -------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Class Y                                                  (1,015) (1,748)   (4,933)  (9,902)    (624)  (1,204)
     Class A                                                     (13)     (9)      (77)    (172)     (51)     (90)
   Net realized gains:
     Class Y                                                      --      --        --       --      --        --
     Class A                                                      --      --        --       --       --       --
                                                             ------- -------  -------- --------  -------  -------
       Total dividends distributed                            (1,028) (1,757)   (5,010) (10,074)    (675)  (1,294)
                                                             ------- -------  -------- --------  -------  -------
CAPITAL TRANSACTIONS (1):
   Class Y:
     Proceeds from shares issued                               6,147  16,475    20,016   45,113    3,060    8,152
     Reinvestment of cash distributions                          880   1,808     4,505    9,516      352      612
     Cost of shares redeemed                                  (6,908)(11,486)  (19,785) (52,263)  (1,936)  (3,957)
                                                             ------- -------  -------- --------  -------  -------
     Increase (decrease) in net assets from Class Y
        transactions                                             119   6,797     4,736    2,366    1,476    4,807
                                                             ------- -------  -------- --------  -------  -------
   Class A:
     Proceeds from shares issued                                  63     483       289      391      308      579
     Reinvestment of cash distributions                           13       9        59      143       43       85
     Cost of shares redeemed                                      --      (1)     (305)    (865)    (229)    (311)
                                                             ------- -------  -------- --------  -------  -------
     Increase (decrease) in net assets from Class A
         transactions                                             76     491        43     (331)     122      353
                                                             ------- -------  -------- --------  -------  -------
Increase (decrease) in net assets derived from capital
   share transactions                                            195   7,288     4,779    2,035    1,598    5,160
                                                             ------- -------  -------- --------  -------  -------
     Net increase (decrease) in net assets                       271   7,371     6,916    3,002    2,192    5,437
                                                             ------- -------  -------- --------  -------  -------
NET ASSETS:
   Beginning of period                                        37,504  30,133   165,905  162,903   20,667   15,230
                                                             ------- -------  -------- --------  -------  -------
   End of period                                             $37,775 $37,504  $172,821 $165,905  $22,859  $20,667
                                                             ======= =======  ======== ========  =======  =======

                                                               -----------------       -----------------      ------------------
                                                                                                                 INTERMEDIATE
                                                                      BOND                  GLOBAL                MUNICIPAL
                                                                      FUND                 BOND FUND               BOND FUND
                                                               -----------------       -----------------      ------------------

                                                                7/1/97    7/1/96        7/1/97   7/1/96        7/1/97    7/1/96
                                                                  TO        TO            TO       TO            TO        TO
                                                               12/31/97   6/30/97      12/31/97  6/30/97      12/31/97   6/30/97
                                                               --------   -------      --------  -------      --------   -------
OPERATIONS:
   Net investment income                                         $ 5,627 $ 12,245        $   931  $ 1,774         $  39 $     71
   Net realized gain (loss) on investments, forward foreign
     currency contracts and foreign currency                       1,499     (735)             9      423             3       (6)
   Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of
     assets and liabilites in foreign currencies                   3,530    2,749           (188)    (149)           35       25
                                                                -------- --------        -------  -------       -------  -------
   Net increase in net assets resulting from operations           10,656   14,259            753    2,048            77       90
                                                                -------- --------        -------  -------       -------  -------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Class Y                                                      (5,574) (12,161)        (1,509)  (2,621)          (20)     (34)
     Class A                                                         (53)     (84)           (10)     (13)          (19)     (37)
   Net realized gains:
     Class Y                                                          --       --             --       --            --       --
     Class A                                                          --       --             --       --            --       --
                                                                -------- --------        -------  -------       -------  -------
       Total dividends distributed                                (5,627) (12,245)        (1,519)  (2,634)          (39)     (71)
                                                                -------- --------        -------  -------       -------  -------
CAPITAL TRANSACTIONS (1):
   Class Y:
     Proceeds from shares issued                                  11,940   18,942            911      107            34      841
     Reinvestment of cash distributions                            5,007   12,215          1,285    2,670             7       12
     Cost of shares redeemed                                     (30,726) (49,397)          (400)    (602)         (147)    (269)
                                                                -------- --------        -------  -------       -------  -------
     Increase (decrease) in net assets from Class Y transactions (13,779) (18,240)         1,796    2,175          (106)     584
                                                                -------- --------        -------  -------       -------  -------
   Class A:
     Proceeds from shares issued                                     427      579             69       31            66       80
     Reinvestment of cash distributions                               46       78             10       15            17       37
     Cost of shares redeemed                                        (117)    (323)           (10)     (13)          (95)    (186)
                                                                -------- --------        -------  -------       -------  -------
     Increase (decrease) in net assets from Class A transactions     356      334             69       33           (12)     (69)
                                                                -------- --------        -------  -------       -------  -------
Increase (decrease) in net assets derived from capital
   share transactions                                            (13,423) (17,906)         1,865    2,208          (118)     515
                                                                -------- --------        -------  -------       -------  -------
     Net increase (decrease) in net assets                        (8,394) (15,892)         1,099    1,622           (80)     534
                                                                -------- --------        -------  -------       -------  -------
NET ASSETS:
   Beginning of period                                           183,986  199,878         34,772   33,150         1,952    1,418
                                                                -------- --------        -------  -------       -------  -------
   End of period                                                $175,592 $183,986        $35,871  $34,772       $ 1,872  $ 1,952
                                                                ======== ========        =======  =======       =======  =======

                                                               ------------------      -----------------
                                                                  PENNSYLVANIA            NEW JERSEY
                                                                    MUNICIPAL              MUNICIPAL
                                                                    BOND FUND              BOND FUND
                                                               ------------------      -----------------

                                                                7/1/97    7/1/96        7/1/97   7/1/96
                                                                  TO        TO            TO       TO
                                                               12/31/97   6/30/97      12/31/97  6/30/97
                                                               --------   -------      --------  -------
OPERATIONS:
   Net investment income                                          $  366  $    583        $  51 $      81
   Net realized gain (loss) on investments, forward foreign
     currency contracts and foreign currency                          40        20           (1)       (3)
   Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of
     assets and liabilites in foreign currencies                     378       240           57        24
                                                                 -------   -------      -------   -------
   Net increase in net assets resulting from operations              784       843          107       102
                                                                 -------   -------      -------   -------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Class Y                                                        (290)     (521)         (40)      (65)
     Class A                                                         (76)      (62)         (11)      (16)
   Net realized gains:
     Class Y                                                          --        --           --        (8)
     Class A                                                          --        --           --        (2)
                                                                 -------   -------      -------   -------
       Total dividends distributed                                  (366)     (583)         (51)      (91)
                                                                 -------   -------      -------   -------
CAPITAL TRANSACTIONS (1):
   Class Y:
     Proceeds from shares issued                                   2,871     3,530          172       525
     Reinvestment of cash distributions                              126       297           14        14
     Cost of shares redeemed                                        (586)   (2,772)        (102)     (388)
                                                                 -------   -------      -------   -------
     Increase (decrease) in net assets from Class Y transactions   2,411     1,055           84       151
                                                                 -------   -------      -------   -------
   Class A:
     Proceeds from shares issued                                   2,567     1,341          168        99
     Reinvestment of cash distributions                               64        56            9        15
     Cost of shares redeemed                                        (133)     (420)         (72)      (22)
                                                                 -------   -------      -------   -------
     Increase (decrease) in net assets from Class A transactions   2,498       977          105        92
                                                                 -------   -------      -------   -------
Increase (decrease) in net assets derived from capital
   share transactions                                              4,909     2,032          189       243
                                                                 -------   -------      -------   -------
     Net increase (decrease) in net assets                         5,327     2,292          245       254
                                                                 -------   -------      -------   -------
NET ASSETS:
   Beginning of period                                            12,175     9,883        1,875     1,621
                                                                 -------   -------      -------   -------
   End of period                                                 $17,502   $12,175      $ 2,120   $ 1,875
                                                                 =======   =======      =======   =======

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(1) FOR CAPITAL SHARE TRANSACTIONS PLEASE SEE FOOTNOTE 8 IN THE NOTES TO THE FINANCIAL STATEMENTS.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    100 & 101

STATEMENT
OF CHANGES
IN NET ASSETS                                           [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------
(000)

     COREFUND MONEY MARKET FUNDS

AS OF
DECEMBER 31, 1997
(UNAUDITED)

                                                       -------------------    -------------------   ------------------
                                                            TREASURY                 CASH                TAX-FREE
                                                             RESERVE                RESERVE               RESERVE
                                                       -------------------    -------------------   ------------------
                                                        7/1/97     7/1/96      7/1/97     7/1/96     7/1/97    7/1/96
                                                          TO         TO          TO         TO         TO        TO
                                                       12/31/97    6/30/97    12/31/97    6/30/97   12/31/97   6/30/97
                                                       --------    -------    --------    -------   --------   -------
OPERATIONS:
   Net investment income                             $   22,445  $   43,860  $  24,956  $   44,127  $  2,337 $   3,787
   Net realized gain (loss) on securities transactions       14           8          5           1        --        (1)
                                                     ----------  ---------- ----------  ----------  -------- ---------
   Net increase in net assets resulting from operations  22,459      43,868     24,961      44,128     2,337     3,786
                                                     ----------  ---------- ----------  ----------  -------- ---------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Class Y                                            (22,007)    (43,173)   (23,686)    (43,042)   (2,224)   (3,677)
     Class C                                               (438)       (687)    (1,270)     (1,085)     (135)      (86)
                                                     ----------  ---------- ----------  ----------  -------- ---------
       Total dividends distributed                      (22,445)    (43,860)   (24,956)    (44,127)   (2,359)   (3,763)
                                                     ----------  ---------- ----------  ----------  -------- ---------
CAPITAL SHARE TRANSACTIONS:
   Class Y
     Proceeds from shares issued                      1,198,732   2,548,964  1,003,078   2,154,887   170,940   392,069
     Reinvestment of cash distributions                   1,462       4,246      1,865       3,136        96       229
     Cost of shares redeemed                         (1,228,616) (2,610,396)  (961,599) (2,061,985) (137,772) (376,938)
                                                     ----------  ---------- ----------  ----------  -------- ---------
     Increase (decrease) in net assets from Class Y
       transactions                                     (28,422)    (57,186)    70,344      96,038    33,264    15,360
                                                     ----------  ---------- ----------  ----------  -------- ---------
   Class C
     Proceeds from shares issued                         34,333      12,429    107,066      44,890    24,342     3,779
     Reinvestment of cash distributions                     272         264      1,229       1,023       132        79
     Cost of shares redeemed                            (22,458)    (19,933)   (56,508)    (37,956)  (15,279)   (3,506)
                                                     ----------  ---------- ----------  ----------  -------- ---------
     Increase (decrease) in net assets from Class C
       transactions                                      12,147      (7,240)    51,787       7,957     9,195       352
                                                     ----------  ---------- ----------  ----------  -------- ---------
   Class B
     Proceeds from shares issued                             --          --         88          --        --        --
     Reinvestment of cash distributions                      --          --         --          --        --        --
     Cost of shares redeemed                                 --          --         (8)         --        --        --
                                                     ----------  ---------- ----------  ----------  -------- ---------
     Increase in net assets from Class B
       transactions                                          --          --         80          --        --        --
                                                     ----------  ---------- ----------  ----------  -------- ---------
     Increase (decrease) in net assets derived from
       capital share transactions                        16,275     (64,426)   122,211     103,995    42,459    15,712
                                                     ----------  ---------- ----------  ----------  -------- ---------
       Net (decrease) increase in net assets             16,261     (64,418)   122,216     103,996    42,437    15,735
                                                     ----------  ---------- ----------  ----------  -------- ---------
NET ASSETS:
   Beginning of period                                  847,530     911,948    913,944     809,948   122,781   107,046
                                                     ----------  ---------- ----------  ----------  -------- ---------
   End of period                                     $  831,269  $  847,530 $1,036,160  $  913,944  $165,218 $ 122,781
                                                     ==========  ========== ==========  ==========  ======== =========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      [This page intentionally left blank.]

FINANCIAL
HIGHLIGHTS
--------------------------------------------------------------------------------

     COREFUND EQUITY FUNDS

AS OF
DECEMBER 31, 1997
(UNAUDITED)


For a Share Outstanding Throughout the Period

                                                                                                        NET
           NET ASSET    NET        REALIZED AND   DISTRIBUTIONS  DISTRIBUTIONS     NET                 ASSETS     RATIO
             VALUE   INVESTMENT     UNREALIZED      FROM NET         FROM       ASSET VALUE             END    OF EXPENSES
           BEGINNING   INCOME    GAINS OR (LOSSES) INVESTMENT      CAPITAL         END        TOTAL  OF PERIOD TO AVERAGE
           OF PERIOD   (LOSS)     ON SECURITIES      INCOME         GAINS       OF PERIOD    RETURN8   (000)   NET ASSETS
           --------- ----------  ---------------- -------------  -------------  -----------  ------- --------- -----------
-----------------
EQUITY INDEX FUND
-----------------
   CLASS Y**
   1997(A)     $37.39 $ 0.26         $ 3.50          $(0.26)        $(1.24)       $39.65     10.12%+ $262,831    0.37%
   1997         28.47   0.51           9.16           (0.51)         (0.24)        37.39     34.44    241,413    0.37
   1996         23.79   0.51           5.47           (0.51)         (0.79)        28.47     25.69    166,350    0.35
   1995         20.54   0.52           4.24           (0.52)         (0.99)        23.79     24.45    112,533    0.37
   1994         20.97   0.55          (0.43)          (0.55)            --         20.54      0.55     72,552    0.35
   1993         19.22   0.52           1.84           (0.52)         (0.09)        20.97     12.39     50,551    0.49
   1992         18.46   0.52           1.80           (0.48)         (1.08)        19.22     12.59     20,166    0.57
   19911        19.48   0.03          (0.94)          (0.02)         (0.09)        18.46     (4.64)+   12,117    0.97
   CLASS A
   1997(A)     $37.37 $ 0.26         $ 3.51          $(0.24)        $(1.24)       $39.66      2.74%+ $  9,113    0.37%
   1997(10)     29.62   0.32           8.05           (0.38)         (0.24)        37.37     28.58+     4,507    0.37
   CLASS B
   1997(A)(12) $39.16 $ 0.16         $ 1.27          $(0.23)        $(1.24)       $39.12      3.37%+ $    742    1.37%

-------------------
CORE EQUITY FUND(9)
-------------------
   CLASS Y*
   1997(A)     $21.11 $   --         $ 2.41          $   --         $(2.92)       $20.60     11.87%+ $557,593    0.99%
   1997         17.26   0.12           5.32           (0.12)         (1.47)        21.11     33.10    515,015    0.98
   1996         17.07   0.14           1.49           (0.14)         (1.30)        17.26     19.24    414,824    0.97
   INSTITUTIONAL CLASS*
   1995        $15.00 $ 0.19         $ 2.87          $(0.19)        $(0.80)       $17.07     22.00%  $378,352    1.05%
   CLASS A*
   1997(A)     $21.13 $   --         $ 2.40          $   --         $(2.92)       $20.61     11.70%+ $ 19,043    1.24%
   1997         17.28   0.07           5.32           (0.07)         (1.47)        21.13     32.74     16,043    1.23
   1996         17.08   0.12           1.49           (0.11)         (1.30)        17.28     19.11     11,178    1.22
   RETAIL CLASS*
   1995        $15.00 $ 0.18         $ 2.87          $(0.17)        $(0.80)       $17.08     21.94%  $  6,591    1.34%
   PRIOR CLASS
   1994        $15.39 $ 0.11         $ 0.22          $(0.11)        $(0.61)       $15.00      2.21%  $ 50,128    1.49%
   1993         13.93   0.14           1.89           (0.14)         (0.43)        15.39     14.90     45,677    1.20
   1992         13.08   0.19           1.02           (0.19)         (0.17)        13.93      9.27     28,103    0.92
   1991          8.95   0.26           4.13           (0.26)            --         13.08     49.37     12,830    0.54
   1990(2)      10.00   0.14          (1.05)          (0.14)            --          8.95     (9.22)     5,982    0.65
   CLASS B
   1997(A)(12) $23.05 $(4.44)        $ 2.62          $   --         $(2.92)       $18.31     (7.39)%+$    133    1.99%

------------------
GROWTH EQUITY FUND
------------------
   CLASS Y**
   1997(A)     $15.43 $ 0.01         $ 2.16          $   --         $(1.24)       $16.33     14.11%+ $162,698    0.96%
   1997         14.19   0.04           2.81           (0.04)         (1.57)        15.43     21.67    147,700    0.96
   1996         11.18   0.08           3.36           (0.08)         (0.35)        14.19     31.36    120,073    0.89
   1995          9.11   0.08           2.07           (0.08)            --         11.18     23.71     91,345    0.76
   1994          9.95   0.05          (0.84)          (0.05)            --          9.11     (8.01)    64,877    0.69
   1993          8.74   0.08           1.21           (0.08)            --          9.95     14.76     63,777    0.43
   19923        10.00   0.05          (1.26)          (0.05)            --          8.74    (12.05)+   33,418    0.14
   CLASS A**
   1997(A)     $15.39 $(0.03)        $ 2.15          $   --         $(1.24)       $16.27     14.02%+ $  5,699    1.21%
   1997         14.17   0.01           2.79           (0.01)         (1.57)        15.39     21.29      4,693    1.21
   1996         11.17   0.05           3.35           (0.05)         (0.35)        14.17     31.00      3,162    1.14
   1995          9.10   0.06           2.07           (0.06)            --         11.17     23.44      2,043    1.01
   1994          9.95   0.04          (0.85)          (0.04)            --          9.10     (8.13)     1,730    0.94
   19934         9.80   0.03           0.15           (0.03)            --          9.95      1.80+     5,224    0.80
   CLASS B
   1997(A)(13) $17.32 $(0.02)        $ 0.13          $   --         $(1.24)       $16.19      0.85%+ $    101    1.96%


                               RATIO    RATIO OF NET
                  RATIO     OF EXPENSES INCOME (LOSS)
                  OF NET    TO AVERAGE   TO AVERAGE
                  INCOME    NET ASSETS   NET ASSETS   PORTFOLIO  AVG.
                 TO AVERAGE (EXCLUDING   (EXCLUDING   TURNOVER   COMM.
                 NET ASSETS   WAIVERS)    WAIVERS)     RATE***  RATE11
                 ----------  ----------- ------------ --------- ------
-----------------
EQUITY INDEX FUND
-----------------
   CLASS Y*
   1997(A)         1.30%      0.71%         0.96%         9%  $0.0621
   1997            1.63       0.71          1.29         11    0.0639
   1996            1.94       0.71          1.59         13    0.0641
   1995            2.48       0.76          2.09         27     N/A
   1994            2.63       0.75          2.23         13     N/A
   1993            2.82       0.88          2.43          4     N/A
   1992            2.66       1.06          2.17         27     N/A
   19911           1.79       1.20          1.56         --     N/A
   CLASS A
   1997(A)         1.05%      0.71%         0.71%         9%  $0.0621
   1997(10)        1.51       0.69          1.19         11    0.0639
   CLASS B
   1997(A)(12)     0.30%      1.71%        (0.04)%        9%  $0.0621

-------------------
CORE EQUITY FUND(9)
-------------------
   CLASS Y*
   1997(A)         0.21%      1.05%         0.15%        23%  $0.0658
   1997            0.63       1.03          0.58         79    0.0624
   1996            1.15       1.01          1.11        114    0.0636
   INSTITUTIONAL CLASS*
   1995            1.44%      1.10%         1.44%       119%    N/A
   CLASS A*
   1997(A)        (0.04)%     1.30%        (0.10)%       23%  $0.0658
   1997            0.38       1.28          0.33         79    0.0624
   1996            0.89       1.26          0.85        114    0.0636
   RETAIL CLASS*
   1995            1.23%      1.53%         1.04%       119%    N/A
   PRIOR CLASS
   1994            0.75%      1.51%         0.73%        35%    N/A
   1993            0.94       1.41          0.73         24     N/A
   1992            1.47       1.23          1.17         39     N/A
   1991            2.30       1.48          1.36         68     N/A
   1990(2)         2.29       1.59          1.35         43     N/A
   CLASS B
   1997(A)(12)    (0.79)%     2.30%        (1.10)%       23%  $0.0658

------------------
GROWTH EQUITY FUND
------------------
   CLASS Y*
   1997(A)        (0.15)%     1.05%        (0.24)%       41%  $0.0602
   1997            0.30       1.06          0.20         74    0.0600
   1996            0.64       1.05          0.48         81    0.0601
   1995            0.84       1.10          0.50        113     N/A
   1994            0.48       1.11          0.06        127     N/A
   1993            0.85       1.11          0.17        103     N/A
   19923           1.38       1.12          0.40         66     N/A
   CLASS A*
   1997(A)        (0.40)%     1.30%        (0.49)%       41%  $0.0602
   1997            0.04       1.31         (0.06)        74    0.0600
   1996            0.40       1.30          0.23         81    0.0601
   1995            0.59       1.35          0.25        113     N/A
   1994            0.23       1.36         (0.19)       127     N/A
   19934           0.39       1.48         (0.29)       103     N/A
   CLASS B
   1997(A)(12)    (1.15)%     2.05%        (1.24)%      41%   $0.0602


AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
*  ON FEBRUARY 21, 1995, THE SHARES OF THE FUNDS WERE REDESIGNED AS EITHER RETAIL OR INSTITUTIONAL SHARES. ON THAT DATE,
   THE FUND'S NET INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS FOR THE PERIOD NOVEMBER 1, 1994 THROUGH FEBRUARY 20, 1995
   WERE ALLOCATED TO EACH CLASS OF SHARES. THE BASIS FOR THE ALLOCATION WAS THE RELATIVE NET ASSETS OF EACH CLASS OF
   SHARES AS OF FEBRUARY 21, 1995. THE RESULTS WERE COMBINED WITH THE RESULTS OF OPERATIONS AND DISTRIBUTIONS FOR EACH
   APPLICABLE CLASS FOR THE PERIOD FEBRUARY 21, 1995 THROUGH OCTOBER 31, 1995. FOR THE YEAR ENDED OCTOBER 31, 1995, THE
   FINANCIAL HIGHLIGHTS' RATIOS OF EXPENSES, NET INVESTMENT INCOME, TOTAL RETURN, AND THE PER SHARE INVESTMENT ACTIVITIES
   AND DISTRIBUTIONS REFLECT THIS ALLOCATION. ADDITIONALLY, ON APRIL 15 & 22, 1996 THE CONESTOGA EQUITY AND SPECIAL EQUITY
   FUNDS WERE ACQUIRED BY COREFUNDS, INC.; AT WHICH TIME THE INSTITUTIONAL CLASS OF SHARES OF THESE FUNDS WERE EXCHANGED
   FOR CLASS Y SHARES AND THE RETAIL CLASS OF SHARES OF THESE FUNDS WERE EXCHANGED FOR CLASS A SHARES.
** ON APRIL 22, 1996 THE SERIES A SHARES OF EACH FUND, EXCLUDING THE SPECIAL EQUITY FUND, WERE REDESIGNATED CLASS Y AND THE
   SERIES B SHARES OF EACH FUND WERE REDESIGNATED CLASS A.
***FOR THE YEAR ENDED JUNE 30, 1996, TRANSACTIONS RELATING TO THE MERGER WERE EXCLUDED FROM THE CALCULATION OF THE
   PORTFOLIO TURNOVER RATE.
+  THIS FIGURE HAS NOT BEEN ANNUALIZED.
(A)RATIOS FOR THIS SIX-MONTH PERIOD ENDED DECEMBER 31, 1997, HAVE BEEN ANNUALIZED.
1  COMMENCED OPERATIONS JUNE 1, 1991. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
2  COMMENCED OPERATIONS FEBRUARY 28, 1990. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
3  COMMENCED OPERATIONS FEBRUARY 3, 1992. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD
   HAVE BEEN ANNUALIZED.
4  COMMENCED OPERATIONS JANUARY 4, 1993. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------

For a Share Outstanding Throughout the Period


                                                                                                        NET
           NET ASSET    NET        REALIZED AND   DISTRIBUTIONS  DISTRIBUTIONS     NET                 ASSETS     RATIO
             VALUE   INVESTMENT     UNREALIZED      FROM NET         FROM       ASSET VALUE             END    OF EXPENSES
           BEGINNING   INCOME    GAINS OR (LOSSES) INVESTMENT      CAPITAL         END        TOTAL  OF PERIOD TO AVERAGE
           OF PERIOD   (LOSS)     ON SECURITIES      INCOME         GAINS       OF PERIOD    RETURN8   (000)   NET ASSETS
           --------- ----------  ---------------- -------------  -------------  -----------  ------- --------- -----------
----------------------
SPECIAL EQUITY FUND(9)
----------------------
   CLASS Y*
   1997(A)     $11.27 $(0.03)        $ 0.90          $   --        $(1.49)       $10.65       8.14%+   $74,025     1.07%
   1997         11.86   0.02           1.81           (0.03)        (2.39)        11.27      17.94      71,980     0.84
   1996         11.42   0.07           2.13           (0.07)        (1.69)        11.86      22.27      63,680     0.34
   INSTITUTIONAL CLASS*
   1995        $ 9.37 $ 0.12         $ 2.12          $(0.12)       $(0.07)       $11.42      24.44%    $57,396     0.32%
   CLASS A*
   1997(A)     $11.25 $(0.03)        $ 0.87          $   --        $(1.49)       $10.60       7.88%+   $ 2,858     1.32%
   1997         11.85     --           1.81           (0.02)        (2.39)        11.25      17.73       2,347     1.14
   1996         11.42   0.08           2.11           (0.07)        (1.69)        11.85      22.14       1,144     0.37
   RETAIL CLASS*
   1995        $ 9.37 $ 0.12         $ 2.12          $(0.12)       $(0.07)       $11.42      24.44%    $   734     0.27%
   PRIOR CLASS
   19945       $10.00 $ 0.06         $(0.63)         $(0.06)       $   --        $ 9.37      (5.72)%   $10,069     0.15%
   CLASS B
   1997(A)(12) $12.80 $(0.01)        $(0.82)         $   --        $(1.49)       $10.48      (6.13)+%  $   122     2.07%

--------------------------
INTERNATIONAL GROWTH FUND
--------------------------
   CLASS Y**
   1997(A)     $14.72  $0.01         $(0.73)         $(0.17)       $(0.55)       $13.28      (4.89)%+ $158,408     0.95%
   1997         13.97   0.14           1.84           (0.37)        (0.86)        14.72      15.43     163,117     1.20
   1996         12.29   0.16           1.86           (0.28)        (0.06)        13.97      16.72     139,275     1.14
   1995         13.18   0.12          (0.17)          (0.04)        (0.80)        12.29      (0.21)    110,838     1.05
   1994         11.71   0.12           1.78           (0.12)        (0.31)        13.18      16.28     108,911     0.99
   1993         10.52   0.10           1.16           (0.07)           --         11.71      12.06      61,655     0.99
   1992         10.10   0.17           0.31              --         (0.06)        10.52       4.90      42,594     0.96
   1991         10.75   0.19          (0.44)          (0.27)        (0.13)        10.10      (2.71)     20,582     0.99
   19906        10.00   0.11           0.86           (0.09)        (0.13)        10.75       9.74+     13,513     1.22
   CLASS A**
   1997(A)     $14.70 $(0.01)        $(0.73)         $(0.13)       $(0.55)       $13.28      (4.98)%+ $  2,324     1.20%
   1997         13.96   0.09           1.85           (0.34)        (0.86)        14.70      15.09       2,431     1.45
   1996         12.27   0.11           1.89           (0.25)        (0.06)        13.96      16.54       2,138     1.39
   1995         13.17   0.09          (0.17)          (0.02)        (0.80)        12.27      (0.48)      1,943     1.30
   1994         11.71   0.06           1.82           (0.11)        (0.31)        13.17      16.08       2,019     1.24
   19934        10.07   0.05           1.59              --            --         11.71      16.29+        344     1.15
   CLASS B
   1997(A)(15) $13.79 $(0.02)        $ 0.22          $(0.16)       $(0.55)       $13.28       1.46%+  $     14     2.16%

--------------
BALANCED FUND
--------------
   CLASS Y**
   1997(A)     $13.52  $0.15         $ 0.83          $(0.15)       $(0.75)       $13.60       7.31%+  $121,302     0.82%
   1997         12.59   0.36           1.61           (0.36)        (0.68)        13.52      16.44     113,642     0.78
   1996         11.06   0.33           1.68           (0.33)        (0.15)        12.59      18.41     102,515     0.81
   1995          9.88   0.35           1.21           (0.35)        (0.03)        11.06      16.21      61,092     0.73
   1994         10.39   0.35          (0.51)          (0.35)           --          9.88      (1.62)     42,429     0.62
   19934        10.00   0.16           0.39           (0.16)           --         10.39       5.52+     29,434     0.45
   CLASS A**
   1997(A)     $13.52  $0.12         $ 0.84          $(0.13)       $(0.75)       $13.60       7.19%+  $  5,532     1.07%
   1997         12.59   0.32           1.61           (0.32)        (0.68)        13.52      16.15       4,198     1.03
   1996         11.06   0.30           1.68           (0.30)        (0.15)        12.59      18.13       3,188     1.06
   1995          9.89   0.34           1.19           (0.33)        (0.03)        11.06      15.84       2,344     0.98
   1994         10.38   0.31          (0.49)          (0.31)           --          9.89      (1.86)      2,222     0.87
   19937        10.00   0.16           0.38           (0.16)           --         10.38       2.50+        701     0.55
   CLASS B
   1997(A)(14) $14.39  $0.09         $(0.09)         $ 0.13        $(0.75)       $13.51      (0.45)%+ $    573     1.82%

                           RATIO    RATIO OF NET
              RATIO     OF EXPENSES INCOME (LOSS)
              OF NET    TO AVERAGE   TO AVERAGE
              INCOME    NET ASSETS   NET ASSETS   PORTFOLIO  AVG.
             TO AVERAGE (EXCLUDING   (EXCLUDING   TURNOVER   COMM.
             NET ASSETS   WAIVERS)    WAIVERS)     RATE***  RATE11
             ----------  ----------- ------------ --------- ------
-----------
SPECIAL EQU
-----------
   CLASS Y*
   1997(A)     (0.44)%      1.81%       (1.18)%       32%  $0.0628
   1997         0.19        1.82        (0.79)        74   $0.0581
   1996         0.94        1.79        (0.51)        72    0.0539
   INSTITUTIONAL CLASS*
   1995         1.14%       1.97%       (0.51)%      129%     N/A
   CLASS A*
   1997(A)     (0.69)%      2.06%       (1.43)%       32%  $0.0628
   1997        (0.12)       2.07        (1.05)        74   $0.0581
   1996         0.91        1.82        (0.55)        72    0.0539
   RETAIL CLASS*
   1995         1.29%       2.24%       (0.68)%      129%     N/A
   PRIOR CLASS
   19945        1.06%       2.10%       (0.89)%       39%     N/A
   CLASS B
   1997(A)(12) (1.44)%      2.81%       (2.18)%       32%  $0.0628

------------------------------
INTERNATIONATIONAL GROWTH FUND
------------------------------
   CLASS Y**
   1997(A)      0.47%       1.04%        0.38%        25%  $0.0024
   1997         0.82        1.29         0.73         59    0.0080
   1996         1.05        1.25         0.94         41    0.0270
   1995         0.98        1.19         0.84         59      N/A
   1994         0.23        1.18         0.04         67      N/A
   1993         1.22        1.28         0.93         59      N/A
   1992         1.67        1.40         1.23         87      N/A
   1991         1.80        1.56         1.23         49      N/A
   19906        2.57        1.99         1.80         20      N/A
   CLASS A**
   1997(A)      0.23%       1.29%        0.14%        25%  $0.0024
   1997         0.57        1.54         0.48         59    0.0080
   1996         0.80        1.50         0.69         41    0.0270
   1995         0.73        1.44         0.59         59      N/A
   1994         0.05        1.43        (0.14)        67      N/A
   19934        1.51        1.44         1.22         59      N/A
   CLASS B
   1997(A)(15) (1.15)%      2.23%       (1.22%)       25%  $0.0024

-------------
BALANCED FUND
-------------
   CLASS Y**
   1997(A)      2.12%       1.03%        1.91%        30%  $0.0601
   1997         2.79        1.00         2.57         54    0.0600
   1996         2.79        1.03         2.57         74    0.0621
   1995         3.51        1.07         3.17         46      N/A
   1994         3.46        1.08         3.00         56      N/A
   19934        3.38        1.39         2.45         21      N/A
   CLASS A**
   1997(A)      1.87%       1.28%        1.66%        30%  $0.0601
   1997         2.54        1.25         2.32         54    0.0600
   1996         2.53        1.27         2.32         74    0.0621
   1995         3.27        1.32         2.93         46      N/A
   1994         3.21        1.33         2.75         56      N/A
   19937        5.76        1.48         4.83         21      N/A
   CLASS B
   1997(A)(14) (1.12)%      2.03%        0.91%        30%  $0.0601

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
5  COMMENCED OPERATIONS MARCH 15, 1994. UNLESS OTHERWISE NOTED, ALL RATIOS FOR
   THE PERIOD HAVE BEEN ANNUALIZED.
6  COMMENCED OPERATIONS FEBRUARY 12, 1990. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
7  COMMENCED OPERATIONS MARCH 16, 1993. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
8  TOTAL RETURN DOES NOT REFLECT APPLICABLE SALES LOAD. ADDITIONALLY TOTAL RETURN FOR CLASS Y & CLASS A FOR THE CORE
   EQUITY & SPECIAL EQUITY FUNDS FOR 1996 ARE FOR AN EIGHT MONTH PERIOD ENDED JUNE 30, 1997.
9  THE PER SHARE AMOUNT FOR THESE FUNDS FOR THE YEAR ENDED JUNE 30, 1996 REPRESENTS THE PERIOD FROM NOVEMBER 1, 1995 TO
   JUNE 30, 1996.  ALL PRIOR YEARS ARE FOR THE PERIODS NOVEMBER 1 TO OCTOBER 31.
10 COMMENCED OPERATIONS ON OCTOBER 9, 1996. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
11 AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES DURING
   THE PERIOD. PRESENTATION OF THE RATE IS ONLY REQUIRED FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.
12 COMMENCED OPERATIONS ON NOVEMBER 7, 1997. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
13 COMMENCED OPERATIONS ON NOVEMBER 18, 1997. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
14 COMMENCED OPERATIONS ON NOVEMBER 5, 1997. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
15 COMMENCED OPERATIONS ON NOVEMBER 24, 1997. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL
HIGHLIGHTS
--------------------------------------------------------------------------------

     COREFUND FIXED INCOME FUNDS

AS OF
DECEMBER 31, 1997
(UNAUDITED)


For a Share Outstanding Throughout the Period

              NET                                                                                      NET
             ASSET                 REALIZED AND   DISTRIBUTIONS  DISTRIBUTIONS     NET                ASSETS     RATIO
             VALUE      NET        UNREALIZED      FROM NET         FROM       ASSET VALUE             END    OF EXPENSES
           BEGINNING INVESTMENT  GAINS OR (LOSSES) INVESTMENT      CAPITAL         END        TOTAL  OF PERIOD TO AVERAGE
           OF PERIOD   INCOME     ON SECURITIES      INCOME         GAINS       OF PERIOD   RETURN10  (000)    NET ASSETS
           --------- ----------  ---------------- -------------  -------------  -----------  ------- --------- -----------
-------------------------
SHORT TERM INCOME FUND11
-------------------------
   CLASS Y*
   1997(A)  $ 9.97    $0.28          $ 0.02        $(0.28)         $  --         $ 9.99      3.00%+ $ 37,203     0.49%
   1997       9.94     0.53            0.03         (0.53)            --           9.97      5.82     37,011     0.47
   1996      10.05     0.36           (0.08)        (0.38)          (0.01)         9.94      2.78     30,132     0.51
   INSTITUTIONAL CLASS*
   19951    $10.00    $0.25          $ 0.03        $(0.23)         $  --         $10.05      2.57%+ $ 36,059     0.63%
   CLASS A*
   1997(A)  $ 9.96    $0.26          $ 0.02        $(0.26)         $  --         $ 9.98      2.87%+ $    570     0.74%
   1997       9.93     0.51            0.03         (0.51)            --           9.96      5.59        493     0.73
   1996      10.04     0.35           (0.10)        (0.35)          (0.01)         9.93      2.55          1     0.76
   RETAIL CLASS*
   19952    $10.01    $0.23           $0.02        $(0.22)         $  --         $10.04      2.87%+ $     11     0.88%

-----------------------------
SHORT-INTERMEDIATE BOND FUND
-----------------------------
   CLASS Y**
   1997(A)  $ 9.83    $0.29          $ 0.12        $(0.29)         $  --         $ 9.95      4.25%+ $169,990     0.51%
   1997       9.76     0.59            0.07         (0.59)            --           9.83      6.90    163,153     0.49
   1996       9.84     0.57           (0.08)        (0.57)            --           9.76      5.05    159,841     0.55
   1995       9.63     0.53            0.21         (0.53)            --           9.84      8.22     55,128     0.60
   1994      10.18     0.43           (0.53)        (0.43)          (0.02)         9.63     (0.32)    48,379     0.58
   1993      10.01     0.47            0.31         (0.47)          (0.14)        10.18      7.90     44,692     0.42
   19923     10.00     0.23            0.01         (0.23)            --          10.01      2.49+    22,623     0.11
   CLASS A**
   1997(A)  $ 9.83    $0.28          $ 0.12        $(0.28)         $  --         $ 9.95      4.14%+ $  2,831     0.76%
   1997       9.76     0.56            0.07         (0.56)            --           9.83      6.64      2,752     0.74
   1996       9.84     0.54           (0.08)        (0.54)            --           9.76      4.79      3,062     0.81
   1995       9.63     0.54            0.20         (0.53)            --           9.84      7.95      1,961     0.85
   1994      10.18     0.41           (0.53)        (0.41)          (0.02)         9.63     (0.56)     9,365     0.83
   19934     10.01     0.20            0.17         (0.20)            --          10.18      3.95+     5,752     0.75

-----------------------
GOVERNMENT INCOME FUND
-----------------------
   CLASS Y**
   1997(A)  $ 9.76    $0.31          $ 0.27        $(0.31)         $  --         $10.03      6.00%+ $ 21,032     0.73%
   1997       9.62     0.62            0.14         (0.62)            --           9.76      8.15     19,007     0.70
   1996       9.83     0.61           (0.21)        (0.61)            --           9.62      4.09     13,943     0.64
   1995       9.52     0.62            0.31         (0.62)            --           9.83     10.26     11,305     0.59
   1994      10.18     0.50           (0.62)        (0.50)          (0.04)         9.52     (1.34)     9,089     0.50
   19935     10.00     0.13            0.18         (0.13)            --          10.18      3.12+     6,323     0.44
   CLASS A**
   1997(A)  $ 9.76    $0.30          $ 0.27        $(0.30)         $  --         $10.03      5.86%+ $  1,827     0.98%
   1997       9.62     0.60            0.14         (0.60)            --           9.76      7.88      1,660     0.95
   1996       9.84     0.58           (0.22)        (0.58)            --           9.62      3.73      1,287     0.88
   1995       9.51     0.61            0.33         (0.61)            --           9.84     10.23      1,374     0.85
   1994      10.17     0.47           (0.62)        (0.47)          (0.04)         9.51     (1.57)     1,536     0.75
   19938     10.00     0.07            0.17         (0.07)            --          10.17      1.71+       201     0.63

------------
BOND FUND11
------------
   CLASS Y*
   1997(A)  $10.24    $0.32          $ 0.29        $(0.32)         $  --         $10.53      6.06%+ $173,565     0.57%
   1997      10.15     0.64            0.09         (0.64)            --          10.24      7.43    182,364     0.56
   1996      10.55     0.43           (0.30)        (0.45)          (0.08)        10.15      1.23    198,605     0.55
   INSTITUTIONAL CLASS*
   1995    $  9.81    $0.61          $ 0.71        $(0.58)         $  --         $10.55     13.87%  $194,442     0.71%
   CLASS A*
   1997(A)  $10.24    $0.31          $ 0.29        $(0.31)         $  --         $10.53      5.93%+ $  2,027     0.82%
   1997      10.15     0.62            0.09         (0.62)            --          10.24      7.15      1,622     0.81
   1996      10.56     0.44           (0.33)        (0.44)          (0.08)        10.15      0.98      1,273     0.80
   RETAIL CLASS*
   1995    $  9.81    $0.60          $ 0.72        $(0.57)         $  --         $10.56     13.83%  $  1,373     0.97%
   PRIOR CLASS
   1994     $11.18    $0.53          $(1.04)       $(0.52)         $(0.34)       $ 9.81     (4.75)% $ 23,377     1.01%
   1993      10.89     0.56            0.54         (0.56)          (0.25)        11.18     10.63     27,346     0.88
   1992      10.65     0.70            0.32         (0.68)          (0.10)        10.89      9.82     15,180     0.46
   1991       9.96     0.78            0.69         (0.78)            --          10.65     15.16      7,255     0.47
   19906     10.00     0.50           (0.04)        (0.50)            --           9.96      4.64+     4,593     0.68

                             RATIO    RATIO OF NET
                RATIO     OF EXPENSES INCOME (LOSS)
                OF NET    TO AVERAGE   TO AVERAGE
                INCOME    NET ASSETS   NET ASSETS   PORTFOLIO
               TO AVERAGE (EXCLUDING   (EXCLUDING   TURNOVER
               NET ASSETS   WAIVERS)    WAIVERS)     RATE***
               ----------  ----------- ------------ ---------
------------------------
SHORT TERM INCOME FUND11
------------------------
   CLASS Y*
   1997(A)       5.48%       1.07%        4.90%        28%
   1997          5.37        1.05         4.79         99
   1996          5.31        1.03         4.79        102
   INSTITUTIONAL CLASS*
   19951         5.43%       1.08%        4.98%        40%
   CLASS A*
   1997(A)       5.23%       1.32%        4.65%        28%
   1997          5.18        1.32         4.59         99
   1996          5.05        1.25         4.56        102
   RETAIL CLASS*
   19952         5.05%       1.33%        4.60%        40%

----------------------------
SHORT-INTERMEDIATE BOND FUND
----------------------------
   CLASS Y**
   1997(A)       5.37%       0.80%        5.08%        66%
   1997          5.98        0.80         5.67        158
   1996          5.80        0.81         5.54        257
   1995          5.76        0.84         5.52        405
   1994          4.30        0.86         4.02        299
   1993          4.62        0.86         4.18        188
   19923         5.73        0.84         5.00         51
   CLASS A**
   1997(A)       4.88%       1.05%        4.59%        66%
   1997          5.73        1.05         5.42        158
   1996          5.51        1.06         5.27        257
   1995          5.27        1.09         5.03        405
   1994          4.05        1.11         3.77        299
   19934         3.78        1.19         3.34        188

----------------------
GOVERNMENT INCOME FUND
----------------------
   CLASS Y**
   1997(A)       6.16%       0.83%        6.06%        18%
   1997          6.40        0.85         6.25        120
   1996          6.17        0.89         5.92        131
   1995          6.53        0.98         6.14        368
   1994          4.93        1.00         4.43        157
   19935         5.41        1.10         4.75         93
   CLASS A**
   1997(A)       5.91%       1.08%        5.81%        18%
   1997          6.15        1.10         6.00        120
   1996          5.93        1.14         5.67        131
   1995          6.25        1.24         5.86        368
   1994          4.68        1.25         4.18        157
   19938         5.35        1.29         4.69         93

-----------
BOND FUND11
-----------
   CLASS Y*
   1997(A)       6.11%       1.04%        5.64%        71%
   1997          6.29        1.04         5.81        210
   1996          6.28        0.97         5.86        190
   INSTITUTIONAL CLASS*
   1995          6.09%       1.12%        5.68%       352%
   CLASS A*
   1997(A)       5.86%       1.29%        5.39%        71%
   1997          6.05        1.29         5.57        210
   1996          6.02        1.22         5.61        190
   RETAIL CLASS*
   1995          6.02%       1.44%        5.55%       352%
   PRIOR CLASS*
   1994          5.07%       1.60%        4.48%       232%
   1993          5.16        1.49         4.55        158
   1992          6.78        1.24         6.01         99
   1991          7.71        1.41         6.78         47
   19906         7.75        1.62         6.81         23


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------

For a Share Outstanding Throughout the Period

                                                                                                        NET
           NET ASSET    NET        REALIZED AND   DISTRIBUTIONS  DISTRIBUTIONS     NET                 ASSETS     RATIO
             VALUE      NET         UNREALIZED      FROM NET         FROM       ASSET VALUE             END    OF EXPENSES
           BEGINNING INVESTMENT  GAINS OR (LOSSES) INVESTMENT      CAPITAL         END        TOTAL  OF PERIOD TO AVERAGE
           OF PERIOD   INCOME     ON SECURITIES      INCOME         GAINS       OF PERIOD   RETURN10   (000)   NET ASSETS
           --------- ----------  ---------------- -------------  -------------  -----------  ------- --------- -----------
----------------
GLOBAL BOND FUND
----------------
   CLASS Y**
   1997(A)  $ 9.54    $0.37         $(0.17)         $(0.41)         $  --         $ 9.33      2.06%+  $ 35,625    0.68%
   1997       9.70     0.49           0.09           (0.74)            --           9.54      6.18      34,590    0.85
   1996       9.62     0.47           0.30           (0.69)            --           9.70      8.00      32,998    0.71
   1995       9.06     0.62           0.24           (0.30)            --           9.62      9.70      26,898    0.64
   19947     10.00     0.25          (1.15)          (0.04)            --           9.06     (9.00)+    24,957    0.73
   CLASS A**
   1997(A)  $ 9.52    $0.29         $(0.10)         $(0.39)         $  --         $ 9.32      2.05%+  $    246    0.93%
   1997       9.68     0.42           0.14           (0.72)            --           9.52      5.92         182    1.10
   1996       9.61     0.61           0.12           (0.66)            --           9.68      7.74         152    0.96
   1995       9.04     0.61           0.24           (0.28)            --           9.61      9.57         170    0.89
   19947     10.00     0.19          (1.11)          (0.04)            --           9.04     (9.22)+       167    0.98
---------------------------------
INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------
   CLASS Y**
   1997(A)  $10.05    $0.21         $ 0.20          $(0.21)         $  --         $10.25      4.13%+  $    906    0.56%
   1997       9.92     0.42           0.13           (0.42)            --          10.05      5.62         993    0.55
   1996       9.83     0.37           0.09           (0.37)            --           9.92      4.74         403    0.81
   1995       9.68     0.38           0.15           (0.38)            --           9.83      5.58         365    0.82
   1994      10.09     0.39          (0.41)          (0.39)            --           9.68     (0.27)      1,088    0.63
   19938     10.00     0.04           0.09           (0.04)            --          10.09      1.33+      2,009    0.58
   CLASS A**
   1997(A)  $10.05    $0.20         $ 0.20          $(0.20)         $  --         $10.25      4.00%+  $    966    0.81%
   1997       9.92     0.39           0.13           (0.39)            --          10.05      5.36         959    0.80
   1996       9.83     0.35           0.09           (0.35)            --           9.92      4.48       1,015    1.08
   1995       9.67     0.35           0.16           (0.35)            --           9.83      5.42       1,027    1.08
   1994      10.08     0.37          (0.41)          (0.37)            --           9.67     (0.52)      1,311    0.88
   19938     10.00     0.03           0.08           (0.03)            --          10.08      1.19+        166    0.81
---------------------------------
PENNSYLVANIA MUNICIPAL BOND FUND
---------------------------------
   CLASS Y**
   1997(A)  $10.47    $0.27         $ 0.30          $(0.27)         $  --         $10.77      5.51%+  $ 12,912    0.08%
   1997      10.22     0.54           0.25           (0.54)            --          10.47      7.92      10,171    0.08
   1996      10.16     0.55           0.06           (0.55)            --          10.22      6.02       8,864    0.21
   1995       9.95     0.51           0.21           (0.51)            --          10.16      7.50       2,272    0.39
   19949     10.00     0.06          (0.05)          (0.06)            --           9.95      0.14+        434    0.42
   CLASS A**
   1997(A)  $10.47    $0.26         $ 0.31          $(0.26)         $  --         $10.78      5.47%+  $  4,590    0.33%
   1997      10.22     0.51           0.25           (0.51)            --          10.47      7.65       2,004    0.33
   1996      10.16     0.52           0.06           (0.52)            --          10.22      5.76         994    0.46
   1995       9.95     0.49           0.21           (0.49)            --          10.16      7.25         317    0.64
   19949     10.00     0.06          (0.05)          (0.06)            --           9.95      0.09+        163    0.67
-------------------------------
NEW JERSEY MUNICIPAL BOND FUND
-------------------------------
   CLASS Y**
   1997(A)  $10.16    $0.26         $ 0.30          $(0.26)         $  --         $10.46      5.55%+  $  1,605    0.11%
   1997      10.08     0.51           0.15           (0.51)          (0.07)        10.16      6.70       1,477    0.21
   1996      10.12     0.51           0.02           (0.51)          (0.06)        10.08      5.28       1,317    0.37
   1995       9.94     0.52           0.18           (0.52)            --          10.12      7.25       1,550    0.42
   19949     10.00     0.06          (0.06)          (0.06)            --           9.94      0.01+      1,432    0.43
   CLASS A**
   1997(A)  $10.15    $0.25         $ 0.30          $(0.25)         $  --         $10.45      5.42%+  $    51     0.36%
   1997      10.07     0.48           0.15           (0.48)          (0.07)        10.15      6.44         398    0.45
   1996      10.12     0.48           0.01           (0.48)          (0.06)        10.07      4.93         304    0.60
   1995       9.95     0.49           0.17           (0.49)            --          10.12      6.84          24    0.68
   19949     10.00     0.06          (0.05)          (0.06)            --           9.95      0.08+          2    0.68


                           RATIO    RATIO OF NET
              RATIO     OF EXPENSES    INCOME
              OF NET    TO AVERAGE   TO AVERAGE
              INCOME    NET ASSETS   NET ASSETS   PORTFOLIO
             TO AVERAGE (EXCLUDING   (EXCLUDING   TURNOVER
             NET ASSETS   WAIVERS)    WAIVERS)     RATE***
             ----------  ----------- ------------ ---------
-----------
GLOBAL BOND
-----------
   CLASS Y**
   1997(A)     5.16%       0.87%        4.97%         7%
   1997        5.14        1.03         4.96         90
   1996        5.81        0.95         5.57         67
   1995        6.84        1.03         6.45        133
   19947       5.04        1.12         4.65        161
   CLASS A**
   1997(A)     4.91%       1.12%        4.72%         7%
   1997        4.89        1.28         4.71         90
   1996        5.56        1.20         5.32         67
   1995        6.59        1.28         6.20        133
   19947       4.79        1.37         4.40        161
--------------------------------
INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------
   CLASS Y**
   1997(A)     4.07%       1.07%        3.56%         8%
   1997        4.20        1.02         3.73         22
   1996        3.73        1.31         3.23         10
   1995        3.91        1.26         3.47          9
   1994        3.91        1.17         3.37         43
   19938       2.74        1.45         1.87         10
   CLASS A**
   1997(A)     3.87%       1.32%        3.36%         8%
   1997        3.92        1.23         3.49         22
   1996        3.47        1.61         2.94         10
   1995        3.65        1.52         3.21          9
   1994        3.66        1.42         3.12         43
   19938       2.51        1.68         1.64         10
--------------------------------
PENNSYLVANIA MUNICIPAL BOND FUND
--------------------------------
   CLASS Y**
   1997(A)     4.99%       0.82%        4.25%        17%
   1997        5.23        0.83         4.48         39
   1996        5.25        0.96         4.50         92
   1995        5.26        1.14         4.51         18
   19949       5.09        1.17         4.34          3
   CLASS A**
   1997(A)     4.74%       1.07%        4.00%        17%
   1997        4.99        1.08         4.24         39
   1996        4.93        1.21         4.18         92
   1995        4.95        1.39         4.20         18
   19949       4.84        1.42         4.09          3
------------------------------
NEW JERSEY MUNICIPAL BOND FUND
------------------------------
   CLASS Y**
   1997(A)     4.96%       0.86%        4.21%         4%
   1997        5.02        0.96         4.27         19
   1996        4.93        1.12         4.18         21
   1995        5.21        1.17         4.46         32
   19949       5.07        1.35         4.15         13
   CLASS A**
   1997(A)     4.71%       1.11%        3.96%         4%
   1997        4.81        1.20         4.06         19
   1996        4.65        1.35         3.90         21
   1995        4.97        1.44         4.21         32
   19949       4.82        1.60         3.90         13

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
*  ON FEBRUARY 21, 1995, THE SHARES OF THE FUNDS WERE REDESIGNED AS EITHER
   RETAIL OR INSTITUTIONAL SHARES. ON THAT DATE, THE FUND'S NET INVESTMENT
   INCOME, EXPENSES AND DISTRIBUTIONS FOR THE PERIOD NOVEMBER 1, 1994 THROUGH
   FEBRUARY 20, 1995 WERE ALLOCATED TO EACH CLASS OF SHARES. THE BASIS FOR THE
   ALLOCATION WAS THE RELATIVE NET ASSETS OF EACH CLASS OF SHARES AS OF FEBRUARY
   21, 1995. THE RESULTS WERE COMBINED WITH THE RESULTS OF OPERATIONS AND
   DISTRIBUTIONS FOR EACH APPLICABLE CLASS FOR THE PERIOD FEBRUARY 21, 1995
   THROUGH OCTOBER 31, 1995. FOR THE YEAR ENDED OCTOBER 31, 1995, THE FINANCIAL
   HIGHLIGHTS' RATIOS OF EXPENSES, NET INVESTMENT INCOME, TOTAL RETURN, AND THE
   PER SHARE INVESTMENT ACTIVITIES AND DISTRIBUTIONS REFLECT THIS ALLOCATION.
   ADDITIONALLY, ON APRIL 22, 1996 THE CONESTOGA SHORT-TERM INCOME AND BOND
   FUNDS WERE ACQUIRED BY COREFUNDS, INC. AT WHICH TIME THE INSTITUTIONAL CLASS
   OF SHARES OF THESE FUNDS WERE REDESIGNATED CLASS Y AND THE RETAIL CLASS OF
   SHARES OF THESE FUNDS WERE REDESIGNATED CLASS A.
** ON APRIL 22, 1996 THE SERIES A SHARES OF EACH FUND, EXCLUDING THE SHORT TERM
   INCOME AND BOND FUNDS, WERE REDESIGNATED CLASS Y AND THE SERIES B SHARES OF
   EACH FUND, EXCLUDING THE SHORT TERM INCOME AND BOND FUNDS, WERE REDESIGNATED
   CLASS A.
***FOR THE YEAR ENDED JUNE 30, 1996, TRANSACTIONS RELATING TO THE MERGER WERE
   EXCLUDED FROM THE CALCULATION OF THE PORTFOLIO TURNOVER RATE.
 + THIS FIGURE HAS NOT BEEN ANNUALIZED.
(A)RATIOS FOR THIS SIX-MONTH PERIOD ENDED DECEMBER 31, 1997, HAVE BEEN ANNUALIZED.
 1 COMMENCED OPERATIONS MAY 15, 1995.  UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN
   ANNUALIZED.
 2 COMMENCED OPERATIONS MAY 17, 1995. UNLESS OTHERWISE NOTED, ALL RATIOS FOR
   THE PERIOD HAVE BEEN ANNUALIZED.
 3 COMMENCED OPERATIONS FEBRUARY 3, 1992. UNLESS OTHERWISE NOTED, ALL RATIOS
   FOR THE PERIOD HAVE BEEN ANNUALIZED.
 4 COMMENCED OPERATIONS JANUARY 4, 1993.  UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 5 COMMENCED OPERATIONS APRIL 1, 1993.  UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN
   ANNUALIZED.
 6 COMMENCED OPERATIONS FEBRUARY 28, 1990. UNLESS OTHERWISE NOTED, ALL RATIOS
   FOR THE PERIOD HAVE BEEN ANNUALIZED.
 7 COMMENCED OPERATIONS DECEMBER 15, 1993.  UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 8 COMMENCED OPERATIONS MAY 3, 1993.  UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN
   ANNUALIZED.
 9 COMMENCED OPERATIONS MAY 16, 1994.  UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
10 TOTAL RETURN DOES NOT REFLECT THE SALES LOAD CHARGED ON THE CLASS A SHARES.  ADDITIONALLY, TOTAL RETURN FOR CLASS Y &
   CLASS A FOR THE SHORT TERM INCOME AND BOND FUNDS FOR 1996 ARE FOR THE EIGHT
   MONTH PERIOD ENDED DECEMBER 31, 1996.
11 THE PER SHARE AMOUNT FOR THESE FUNDS FOR THE YEAR ENDED JUNE 30, 1996
   REPRESENTS THE PERIOD FROM NOVEMBER 1, 1995 TO JUNE 30, 1996. ALL PRIOR YEARS
   ARE FOR THE PERIODS NOVEMBER 1 TO OCTOBER 31.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL
HIGHLIGHTS                                              [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------

   COREFUND MONEY MARKET FUNDS

AS OF
DECEMBER 31, 1997
(UNAUDITED)

For a Share Outstanding Throughout the Period

                                                                                                              RATIO     RATIO OF NET
                                                                             NET                   RATIO     OF EXPENSES    INCOME
           NET ASSET              DISTRIBUTIONS      NET                  ASSETS      RATIO       OF NET    TO AVERAGE   TO AVERAGE
             VALUE      NET         FROM NET     ASSET VALUE                END     OF EXPENSES   INCOME    NET ASSETS   NET ASSETS
           BEGINNING INVESTMENT    INVESTMENT        END        TOTAL    OF PERIOD  TO AVERAGE   TO AVERAGE (EXCLUDING   (EXCLUDING
           OF PERIOD   INCOME        INCOME       OF PERIOD     RETURN     (000)    NET ASSETS   NET ASSETS   WAIVERS)    WAIVERS)
           --------- ----------  --------------- ------------  --------  ---------  -----------  ---------- ----------- ------------
----------------
TREASURY RESERVE
----------------
   CLASS Y*
   1997(A)    $1.00    $0.03        $(0.03)         $1.00       2.57%+    $806,855    0.51%       5.05%        0.70%        4.86%
   1997        1.00     0.05         (0.05)          1.00       4.97       835,384    0.51        4.86         0.71         4.66
   1996        1.00     0.05         (0.05)          1.00       5.20       892,562    0.50        5.02         0.77         4.75
   1995        1.00     0.05         (0.05)          1.00       4.98       479,206    0.48        4.91         0.85         4.54
   1994        1.00     0.03         (0.03)          1.00       2.91       484,974    0.48        2.87         0.86         2.49
   1993        1.00     0.03         (0.03)          1.00       2.96       446,788    0.46        2.89         0.85         2.50
   1992        1.00     0.05         (0.05)          1.00       4.73       444,388    0.38        4.58         0.82         4.14
   1991        1.00     0.07         (0.07)          1.00       7.11       427,439    0.37        6.80         0.82         6.35
   1990        1.00     0.08         (0.08)          1.00       8.38       270,524    0.37        8.03         0.84         7.56
   19892       1.00     0.06         (0.06)          1.00       4.66+      220,479    0.20        9.26         0.84         8.62

   CLASS C*
   1997(A)    $1.00    $0.03        $(0.03)         $1.00       2.44%+   $  24,414    0.76%       4.80%        0.95%        4.61%
   1997        1.00     0.05         (0.05)          1.00       4.71        12,146    0.76        4.61         0.96         4.41
   1996        1.00     0.05         (0.05)          1.00       4.94        19,386    0.75        4.81         1.03         4.53
   1995        1.00     0.05         (0.05)          1.00       4.72        21,612    0.73        4.81         1.10         4.44
   1994        1.00     0.03         (0.03)          1.00       2.65         7,573    0.73        2.62         1.11         2.24
   19931       1.00     0.01         (0.01)          1.00       1.21+        7,672    0.75        2.46         1.14         2.07

-------------
CASH RESERVE
-------------
   CLASS Y*
   1997(A)    $1.00    $0.03        $(0.03)         $1.00       2.65%+    $956,368    0.52%       5.20%        0.72%        5.00%
   1997        1.00     0.05         (0.05)          1.00       5.09       886,251    0.50        4.99         0.70         4.79
   1996        1.00     0.05         (0.05)          1.00       5.26       790,211    0.50        5.09         0.78         4.81
   1995        1.00     0.05         (0.05)          1.00       5.15       510,341    0.48        5.04         0.85         4.67
   1994        1.00     0.03         (0.03)          1.00       3.00       505,273    0.47        2.95         0.85         2.57
   1993        1.00     0.03         (0.03)          1.00       2.99       460,832    0.46        2.97         0.85         2.58
   1992        1.00     0.05         (0.05)          1.00       4.83       568,672    0.38        4.68         0.82         4.24
   1991        1.00     0.07         (0.07)          1.00       7.28       473,187    0.37        6.94         0.82         6.49
   1990        1.00     0.08         (0.08)          1.00       8.65       316,290    0.34        8.28         0.80         7.82
   1989        1.00     0.09         (0.09)          1.00       8.87       186,151    0.37        8.62         0.90         8.05
   1988        1.00     0.07         (0.07)          1.00       6.70        82,399    0.55        6.54         1.14         5.96

   CLASS C*
   1997(A)    $1.00    $0.03        $(0.03)         $1.00       2.52%+   $  79,712    0.77%       4.95%        0.97%        4.75%
   1997        1.00     0.05         (0.05)          1.00       4.83        27,693    0.75        4.74         0.95         4.54
   1996        1.00     0.05         (0.05)          1.00       5.00        19,736    0.75        4.86         1.03         4.58
   1995        1.00     0.05         (0.05)          1.00       4.89        17,583    0.73        4.86         1.10         4.49
   1994        1.00     0.03         (0.03)          1.00       2.74        11,451    0.72        2.70         1.10         2.32
   19931       1.00     0.01         (0.01)          1.00       1.23+       15,330    0.76        2.52         1.15         2.13

   CLASS B
   1997(A)(4) $1.00    $  --        $   --          $1.00       0.50%+   $      80    1.52%       4.20%        1.72%        4.00%

----------------
TAX-FREE RESERVE
----------------
   CLASS Y*
   1997(A)    $1.00    $0.02        $(0.02)         $1.00       1.63%+   $ 152,822    0.52%       3.17%        0.71%        2.98%
   1997        1.00     0.03         (0.03)          1.00       3.08       119,579    0.50        3.07         0.70         2.87
   1996        1.00     0.03         (0.03)          1.00       3.20       104,196    0.48        3.14         0.76         2.86
   1995        1.00     0.03         (0.03)          1.00       3.12        62,756    0.48        3.09         0.85         2.72
   1994        1.00     0.02         (0.02)          1.00       2.03        79,384    0.49        2.00         0.87         1.62
   1993        1.00     0.02         (0.02)          1.00       2.23        72,255    0.51        2.20         0.89         1.82
   1992        1.00     0.03         (0.03)          1.00       3.56        80,147    0.37        3.39         0.88         2.88
   19913       1.00     0.01         (0.01)          1.00       1.07+       42,573    0.06        4.20         0.81         3.45

   CLASS C*
   1997(A)    $1.00    $0.02        $(0.02)         $1.00       1.49%+   $  12,396    0.77%       2.92%        0.96%        2.73%
   1997        1.00     0.03         (0.03)          1.00       2.83         3,202    0.75        2.82         0.95         2.62
   1996        1.00     0.03         (0.03)          1.00       2.95         2,850    0.73        2.94         1.02         2.65
   1995        1.00     0.03         (0.03)          1.00       2.86         1,524    0.73        2.80         1.10         2.43
   1994        1.00     0.02         (0.02)          1.00       1.78         2,708    0.74        1.75         1.12         1.37
   19931       1.00     0.01         (0.01)          1.00       0.85+        1,795    0.76        1.71         1.14         1.33

 AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
*  ON APRIL 22, 1996, SERIES A SHARES WERE REDESIGNATED CLASS Y AND SERIES B
    SHARES WERE REDESIGNATED CLASS C. + RETURNS ARE FOR THE PERIOD INDICATED AND
   HAVE NOT BEEN ANNUALIZED.
(A)RATIOS FOR THIS SIX-MONTH PERIOD ENDED DECEMBER 31, 1997, HAVE BEEN ANNUALIZED.
 1 COMMENCED OPERATIONS JANUARY 4, 1993. RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 2 COMMENCED OPERATIONS NOVEMBER 21, 1988. RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 3 COMMENCED OPERATIONS APRIL 16, 1991. RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 4 COMMENCED OPERATIONS NOVEMBER 18, 1997. RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO
FINANCIAL
STATEMENTS                                              [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------

AS OF
DECEMBER 31, 1997
(UNAUDITED)


1.   ORGANIZATION

   The CoreFund Equity Index Fund, Core Equity Fund, Growth Equity Fund, Special Equity Fund, International Growth Fund, Balanced Fund (the Equity Funds), Short Term Income Fund, Short-Intermediate Bond Fund, Government Income Fund, Bond Fund, Global Bond Fund, Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund (the Fixed Income Funds), Treasury Reserve, Cash Reserve, and Tax-Free Reserve (the Money Market Funds) are portfolios offered by CoreFunds, Inc. (The Company), an open-end investment company registered under the Investment Company Act of 1940, as amended. The Company is presently authorized to offers 20 separate portfolios (the Funds):

      EQUITY PORTFOLIOS:                              MONEY MARKET PORTFOLIOS:
      Equity Index Fund                               Treasury Reserve
      Core Equity Fund                                Cash Reserve
      Growth Equity Fund                              Tax-Free Reserve
      Special Equity Fund                             Elite Cash Reserve
      International Growth Fund                       Elite Treasury Reserve
      Balanced Fund                                   Elite Tax-Free Reserve

      FIXED INCOME PORTFOLIOS:
      Short Term Income Fund
      Short-Intermediate Bond Fund
      Government Income Fund
      Bond Fund
      Global Bond Fund
      Intermediate Municipal Bond Fund
      Pennsylvania Municipal Bond Fund
      New Jersey Municipal Bond Fund

     The financial statements of the Elite Cash Reserve, Elite Treasury Reserve and Elite Tax-Free Reserve are not presented herein.

     The assets of each Portfolio are segregated, and a Shareholder's interest is limited to the Portfolio in which shares are held. The Funds' prospectus provides a description of the Funds' investment objectives, policies and strategies.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Portfolios.

     SECURITY VALUATION--Investment securities of the Equity and Fixed Income Funds that are listed on a securities exchange for which market quotations are available are valued by an independent pricing service at the last quoted sales price for such securities on each business day. If there is no such reported sale, these securities and unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price using procedures determined in good faith by the Board of Trustees. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

     Investment securities of the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

     The books and records of the International Growth Fund and Global Bond Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following bases:

     [BULLET] market value of investment securities, assets and liabilities at the current rate of exchange; and
     [BULLET] purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Growth Fund does not isolate the portion of gains or losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

     The Global Bond Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations for Federal income tax purposes.

NOTES TO
FINANCIAL
STATEMENTS
--------------------------------------------------------------------------------
(CONTINUED)

AS OF
DECEMBER 31, 1997
(UNAUDITED)

     The International Growth Fund and Global Bond Fund report certain foreign currency related transactions as components of unrealized and realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

     FORWARD FOREIGN CURRENCY CONTRACTS--The International Growth Fund and Global Bond Fund enter into forward foreign currency contracts as hedges against either specific transactions or portfolio positions. The aggregate principal amounts of the contracts are not recorded since the funds intend to settle the contracts prior to delivery. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The funds realize gains or losses at the time forward contracts are settled. Financial future contracts are valued at the settlement price established each day by the board of trade on an exchange on which they are traded.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME--Security transactions are accounted for on the trade date of the security purchase or sale. Cost used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period, which is calculated using the effective interest method. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

     REPURCHASE AGREEMENTS--Securities pledged as collateral for repurchase agreements are held by each Portfolio's custodian bank until maturity of the repurchase agreements. Provisions of the agreements and procedures adopted by the adviser ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into insolvency proceedings, realization of collateral by the Portfolio may be delayed or limited.

     EXPENSES--Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Company are pro-rated to the Funds on the basis of relative net assets. Class specific expenses, such as the 12b-1 fees, are borne by that class. Income, other expenses and accumulated realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net asset value each day.

     DISTRIBUTION TO SHAREHOLDERS--The Equity Index Fund, Core Equity Fund, Growth Equity Fund, Special Equity Fund, Balanced Fund and Global Bond Fund declare and pay dividends on a quarterly basis. The International Growth Fund declares and pays dividends periodically. Such dividends are reinvested in additional shares unless otherwise requested. The Short Term Income Fund, Short-Intermediate Bond Fund, Government Income Fund, Bond Fund, Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund, Treasury Reserve, Cash Reserve and Tax-Free Reserve distributions from net investment income are declared on a daily basis and are payable on the first business day of the following month. Any net realized capital gains on sales of securities for a Fund are distributed to its shareholders at least annually.

     Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid in capital in the period that the difference arises.

     Accordingly, for the International Growth Fund and Global Bond Fund as of December 31, 1997, $(411,000) and $450,000 was reclassified from accumulated net realized gain (loss)on investments to accumulated net investment income, respectively.

     FEDERAL INCOME TAXES--It is each Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income tax is required.

     OTHER--Organizational costs incurred with the start up of the Balanced Fund, Government Income Fund, Short Term Income Fund, Intermediate Municipal Bond Fund, Global Bond Fund, Pennsylvania Municipal Bond Fund and New Jersey Municipal Bond Fund are being amortized on a straight line basis over a maximum period of sixty months. If any or all of the shares representing initial capital of each fund are redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organizational cost balance in the same proportion as the number of shares redeemed bears to the initial shares outstanding immediately preceding the redemption.

                                                        [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------


3.   INVESTMENT ADVISORY AND CUSTODIAL SERVICES

     The Company has entered into an investment advisory agreement with CoreStates Investment Advisers, Inc. ("CSIA") to provide investment advisory services to each Fund. For its services CSIA receives a fee based on the annual average daily net assets of each Fund as shown in the following table:

                     ADVISER   INVESTMENT ADVISORY                            ADVISER    INVESTMENT ADVISORY
FUND                 FEE       AGREEMENT DATE         FUND                    FEE        AGREEMENT DATE
-------------------- -------   -------------------    --------------------    -------    -------------------
Equity Index         0.40%     March 25, 1991         Short Term Income       0.74%      April 12, 1996
Core Equity          0.74      April 12, 1996         Short-Intermediate Bond 0.50       March 25, 1991
Growth Equity        0.75      March 25, 1991         Government Income       0.50       March 25, 1991
Special Equity       1.50      April 12, 1996         Bond                    0.74       April 12, 1996
International Growth 0.80      December 5, 1989       Global Bond             0.60       March 25, 1991
Balanced             0.70      March 25, 1991         Intermediate Municipal
                                                        Bond                  0.50       March 25, 1991
Treasury Reserve     0.40      April 12, 1996         Pennsylvania Municipal
Cash Reserve         0.40      April 12, 1996           Bond                  0.50       May 15, 1994
Tax-Free Reserve     0.40      April 12, 1996         New Jersey Municipal
                                                        Bond                  0.50       May 15, 1994

     Advisory fees are computed daily and paid monthly for all Funds. Additionally, for the period ended December 31, 1997, CSIA has voluntarily waived a portion of their fees in order to assist the Funds in maintaining competitive expense ratios.

     CoreStates Bank serves as Custodian to the Company. Under the Custodian Agreement, CoreStates Bank holds each Fund's securities and cash items, makes receipts and disbursements of money on behalf of each Fund, collects and receives all income and other payments and distributions on account of the Funds' securities and performs other related services. CoreStates Bank may, in its discretion and at its own expense, open and maintain a sub-custody account or employ a sub-custodian on behalf of the Funds investing exclusively in the United States and may, with the Funds' Board approval and at the expense of the Funds, employ sub-custodians on behalf of the Funds who invest in foreign countries provided that CoreStates Bank shall remain liable for the performance of all of its duties under the Custodian Agreement.

     Sub-Advisory services are provided to the CoreStates Advisers for the International Growth Fund by Martin Currie, Inc. and Aberdeen Managers (The "Sub-Advisers"). Sub-Advisory services are provided for the Global Bond Fund by Analytic TSA (formerly Alpha Global). CoreStates Advisers is responsible for the supervision, and payment of fees to the Sub-Advisers in connection with their services.

4.   ADMINISTRATIVE, TRANSFER AGENT AND DISTRIBUTION SERVICES

     Pursuant to an Administration agreement dated October 30, 1992, as amended June 1, 1995, SEI Fund Resources ("SFR") acts as the Fund's Administrator. Under the terms of such agreement, SFR is entitled to receive an annual fee of 0.25% on the average net assets of the Funds. SFR voluntarily waives a portion of their fees in order to assist the Funds in maintaining competitive expense ratios.

     Pursuant to a Transfer Agency agreement dated November 16, 1995, Boston Financial Data Services ("BFDS"), a wholly owned subsidiary of State Street Bank and Trust Company acts as the Funds' Transfer Agent. As such, BFDS provides transfer agency, dividend disbursing and shareholder servicing for the Funds.

     On November 2, 1992, SEI Financial Services ("SFS"), a wholly owned subsidiary of SEI, became the Funds' exclusive Distributor pursuant to a distribution agreement dated October 30, 1992.

     The Company has adopted a Distribution Plan (the "Plan") for those Funds offering Class A, C and B shares. The Plan provides for the payment by the Company to the Distributor of up to 0.25% of the daily net assets of each Class A and C Portfolio and 1.00% of the daily net assets of each Class B Portfolio. The Company has also adopted a Shareholder Servicing Plan for those Funds offering Class B shares. The Shareholder Servicing Plan provides for the payment by the Company to the Distributor of up to 25% of the daily net assets of each Class B Portfolio to which the Plan is applicable. The Distributor is authorized to use these fees as compensation for its distribution-related services and as payment to certain securities broker/dealers and financial institutions that enter into shareholder servicing agreements or broker agreements with the Distributor. The Funds paid approximately $850,104 to affiliated brokers for commissions earned on the sales of the shares of the Funds for the six month period ended December 31, 1997.

     Certain officers of the Company are also officers of the Administrator. Such officers are paid no fees by the Funds.

NOTES TO
FINANCIAL
STATEMENTS
--------------------------------------------------------------------------------
(CONTINUED)

AS OF
DECEMBER 31, 1997
(UNAUDITED)

     A contingent Deferred Sales Charge (CDSC) is imposed on redemptions made in the Class B shares. The CDSC varies depending on the number of years from the time of payment for the purchase of Class B shares until the redemption of such shares.
                                                       Contingent Deferred Sales
                                 Year                   Charges as a Percentage
                                 Since                     of Dollar Amount
                               Purchase                    Subject to Charge
                               --------                ------------------------
                                 First                           5.00%
                                Second                           4.00%
                                 Third                           3.00%
                                Fourth                           2.00%
                                 Fifth                           1.00%
                                 Sixth                           None
                                Seventh                Convert to Class A Shares

5.   INVESTMENT TRANSACTIONS

     During the six month period ended December 31, 1997, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

----------------------------------------------------------------------------------------------------------------
                                              --------------------------------   -------------------------------
                                                        PURCHASES                            SALES
                                              --------------------------------   -------------------------------
                                                 U.S.                              U.S.
  PORTFOLIO INVESTMENT TRANSACTIONS (000)     GOVERNMENT     OTHER      TOTAL    GOVERNMENT    OTHER     TOTAL
                                              ----------     -----     -------   ----------   -------   --------
  Equity Index Fund                                 --       26,703     26,703         --      22,386    22,386
  Core Equity Fund                                  --          132        132         --     151,787   151,787
  Growth Equity Fund                                --       66,463     66,463         --      71,272    71,272
  Special Equity Fund                               --       24,748     24,748         --      30,293    30,293
  International Growth Fund                         --       38,930     38,930         --      39,848    39,848
  Balanced Fund                                     --       36,206     36,206         --      34,822    34,822
  Short Term Income Fund                         2,753        5,191      7,944      4,333       5,139     9,472
  Short-Intermediate Bond Fund                  65,819       39,422    105,241     69,963      33,236   103,199
  Government Income Fund                         5,451           --      5,451      3,814          --     3,814
  Bond Fund                                     81,637       39,056    120,693    105,566      65,138   170,704
  Global Bond Fund                                  --       41,416     41,416         --       4,688     4,688
  Intermediate Municipal Fund                       --          139        139         --         232       232
  Pennsylvania Municipal Bond Fund                  --        7,890      7,890         --       2,405     2,405
  New Jersey Municipal Bond Fund                    --          353        353         --          76        76
----------------------------------------------------------------------------------------------------------------

     Certain net capital losses incurred subsequent to October 31, 1996 have been deferred for tax purposes and will be recognized during the fiscal year ended June 30, 1998. The Funds had capital loss carryforwards at December 31, 1997, as follows:

                                            CAPITAL LOSS
                                              CARRYOVER      EXPIRES     EXPIRES      EXPIRES       EXPIRES
                                               6/30/97        2002        2003         2004          2005
                                            ------------    ----------  ----------  -----------   -----------
  Short Term Income Fund                    $   88,520      $    --     $       --     $     --    $   88,520
  Short-Intermediate Bond Fund               2,907,103           --      1,483,436      217,497     1,206,170
  Government Income Fund                       319,174           --        222,660        4,127        92,387
  Bond Fund                                  1,702,115           --             --           --     1,702,115
  Global Bond Fund                           1,573,551           --        844,493           --       729,058
  Intermediate Term Municipal Bond Fund         79,158           --         41,918       34,827         2,413
  Pennsylvania Municipal Bond Fund              96,691       73,679             95        8,784        14,133
  Treasury Reserve                               9,082           --             --           --         9,082
  Cash Reserve                                 167,012      134,628         23,362        9,022            --
  Tax-Free Reserve                              54,381        5,273         44,981        4,127            --
-------------------------------------------------------------------------------------------------------------

For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains.

     At December 31, 1997 the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial purposes. The aggregate gross unrealized gain or loss on securities at December 31, 1997 for each fund within the CoreFunds is as follows:

                                                        [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                          ------------   ------------  --------
                                                                            AGGREGATE      AGGREGATE
                                                                              GROSS          GROSS
  AGGREGATE GROSS UNREALIZED GAIN (LOSS) (000)                            APPRECIATION   DEPRECIATION     NET
                                                                          ------------   ------------  --------
  Equity Index Fund                                                        $119,666      $  (3,247)    $116,419
  Core Equity Fund                                                          149,108        (16,936)     132,172
  Growth Equity Fund                                                         57,102         (1,766)      55,336
  Special Equity Fund                                                        15,922        (11,198)       4,724
  International Growth Fund                                                  29,294        (10,958)      18,336
  Balanced Fund                                                              23,572           (985)      22,587
  Short Term Income Fund                                                         89             (8)          81
  Short-Intermediate Bond Fund                                                1,991            (24)       1,967
  Government Income Fund                                                        570            (15)         555
  Bond Fund                                                                   4,190            (25)       4,165
  Global Bond Fund                                                              554           (881)        (327)
  Intermediate Municipal Bond Fund                                               56             --           56
  Pennsylvania Municipal Bond Fund                                              640             (4)         636
  New Jersey Municipal Bond Fund                                                104             --          104
---------------------------------------------------------------------------------------------------------------

6. FORWARD FOREIGN CURRENCY CONTRACTS

     The International Growth Fund and Global Bond Fund enter into forward foreign currency contracts as hedges against portfolio positions. Such contracts, which protect the value of a Fund's investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. The following forward foreign currency contracts were outstanding at December 31, 1997:

-------------------------------------------------------------------------------
  GLOBAL BOND FUND:
  Foreign Currency Sales:

                             Contracts to       In Exchange        Unrealized
                            Deliver/Receive         For           Appreciation
                            ---------------     -----------       ------------
  3/23/98                   DM   10,750,000      $6,101,645        $  96,870
  3/23/98                   DK   19,000,000       2,829,149           44,204
  3/12/98                   FF   10,500,000       1,761,036            8,991
  3/12/98                   GP    1,950,000       3,197,318           34,913
  3/23/98                   SK   13,600,000       1,763,451           46,185
                                                                   ---------
  Net Unrealized Appreciation                                      $ 231,163
                                                                   =========
--------------------------------------------------------------------------------

CURRENCY LEGEND
---------------
DM     German Marks
DK     Danish Kroner
FF     French Francs
GP     British Pounds
SK     Swedish Krona

NOTES TO
FINANCIAL
STATEMENTS
--------------------------------------------------------------------------------
(CONTINUED)

AS OF
DECEMBER 31, 1997
(UNAUDITED)

7. CONCENTRATION OF CREDIT RISK

     The Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund, and Tax-Free Reserve invest in debt instruments of municipal issuers. Although these Funds maintain a diversified portfolio, with the exception of the Pennsylvania Municipal Bond Fund and the New Jersey Municipal Bond Fund, the issuers ability to meet their obligations may be affected by economic developments in a specific state or region.

     The Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund, and Tax-Free Reserve invest in securities that include revenue bonds, tax exempt commercial paper, tax and revenue anticipation notes, and general obligation bonds. At December 31, 1997, the percentage of portfolio investments by each revenue source was as follows:

---------------------------------------------------------------------------------------------------------------
                                                             ------------  ------------    ---------   --------
                                                             INTERMEDIATE  PENNSYLVANIA    NEW JERSEY
                                                               MUNICIPAL     MUNICIPAL      MUNICIPAL
                                                                 BOND          BOND           BOND     TAX-FREE
                                                                 FUND          FUND           FUND      RESERVE
                                                             ------------  ------------    ----------  --------
  REVENUE BONDS:
     Education Bonds                                             17%            18%            15%         7%
     Health Care Bonds                                            3             13              5         10
     Transportation Bonds                                        12              5              7          7
     Utility Bonds                                               14             16             17          4
     Housing Bonds                                               --              2             --         10
     Pollution Control Bonds                                     --             --             --         10
     Industrial Development Bonds                                 6             16             --          8
     Public Facility Bonds                                       --              1              2          3
     Other                                                       12              2              7         10
  GENERAL OBLIGATIONS                                            36             24             47          6
  TAX EXEMPT COMMERCIAL PAPER                                    --             --             --         21
  TAX AND REVENUE ANTICIPATION NOTES                             --             --             --          3
  TAX ANTICIPATION NOTES                                         --              3             --          1
                                                               -----         -----           -----       ----
                                                                100%           100%           100%       100%
---------------------------------------------------------------------------------------------------------------

     Many municipalities insure their obligations with insurance underwritten by insurance companies which undertake to pay a holder, when due, the interest and principal amount on an obligation if the issuer defaults on its obligation. Although bond insurance reduces the risk of loss due to default by the issuer, there is no assurance that the insurance company will meet its obligations. Also, some of the securities have credit enhancements (letters of credit or guarantees issued by third party domestic or foreign banks or other institutions). At December 31, 1997, the percentage of securities with credit enhancements are as follows:


----------------------------------------------------------------------------
                                                    -------       ---------
                                                    LETTERS
                                                      OF            BOND
                                                    CREDIT        INSURANCE
                                                    -------       ---------
      Intermediate Municipal Bond Fund                --              64.9%
      Pennsylvania Municipal Bond Fund                --              62.1
      New Jersey Municipal Bond Fund                  --              38.4
      Tax-Free Reserve                                53.3%           27.6
----------------------------------------------------------------------------

                                                        [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------

8. SHARE TRANSACTIONS (000):

The following are the share transactions for the six month period ended December 31, 1997.

                         ------   ------- ------   ------- ------------- --------  --------    -------  --------
                         EQUITY    CORE   GROWTH   SPECIAL INTERNATIONAL
                          INDEX   EQUITY  EQUITY   EQUITY     GROWTH     BALANCED  TREASURY     CASH    TAX-FREE
                          FUND    FUND(1)  FUND     FUND       FUND        FUND     RESERVE    RESERVE   RESERVE
                         ------   ------- ------   ------- ------------- --------  --------    -------  --------
CLASS Y
Shares issued               613    2,134   1,130      590       3,024      830    1,198,732  1,030,078   170,940
Shares issued in lieu
   of cash distributions    223    3,181     639      816         543      449        1,462      1,865        96
Shares redeemed            (664)  (2,642) (1,381)    (841)     (2,727)    (766)  (1,228,616)  (961,599) (137,772)
                           ----   ------  ------     ----      ------     ----   ----------  ---------  --------
Net increase                172    2,673     388      565         840      513      (28,422)    70,344    33,264
                           ====   ======  ======     ====      ======     ====   ==========  =========  ========
CLASS A/C
Shares issued               117      123      43       42          18      108       34,333    107,066    24,342
Shares issued in lieu
   of cash distributions      8      120      25       34           9       24          272      1,229       132
Shares redeemed              16      (78)    (23)     (15)        (17)     (35)     (22,458)   (56,508)  (15,279)
                           ----   ------  ------     ----      ------     ----   ----------  ---------  --------
Net increase                109      165      45       61          10       97       12,147     51,787     9,195
                           ====   ======  ======     ====      ======     ====   ==========  =========  ========
CLASS B
Shares issued                19        6       6       10           1       40           --         88        --
Shares issued in lieu
   of cash distributions     --        1      --        2          --        2           --         --        --
Shares redeemed              --       --      --       --          --       --           --         (8)       --
                           ----   ------  ------     ----      ------     ----   ----------  ---------  --------
Net increase                 19        7       6       12           1       42           --         80        --
                           ====   ======  ======     ====      ======     ====   ==========  =========  ========
TOTAL SHARE ACTIVITY
   FOR PERIOD               300    2,845     439      638         851      652      (16,275)   122,211    42,459
                           ====   ======  ======     ====      ======     ====   ==========  =========  ========

(1) THIS FUND WAS FORMERLY KNOWN AS THE EQUITY FUND.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                              ---------- ------------ ---------- ------ ------  ------------  ------------  ----------
                              SHORT TERM    SHORT-    GOVERNMENT        GLOBAL  INTERMEDIATE  PENNSYLVANIA  NEW JERSEY
                                INCOME   INTERMEDIATE   INCOME    BOND   BOND    MUNICIPAL      MUNICIPAL    MUNICIPAL
                                 FUND      BOND FUND     FUND     FUND   FUND     BOND FUND     BOND FUND    BOND FUND
                              ---------- ------------ ---------- ------ ------  ------------  ------------  ----------

CLASS Y
Shares issued                     616        2,018       309     1,147     95        3        270         17
Shares issued in lieu
  of cash distributions            88          454        35       479    137       --         12          1
Shares repurchased               (692)      (1,998)     (195)   (2,950)   (42)     (14)       (55)       (10)
                                 ----       ------      ----    ------    ---      ---        ---        ---
Net increase (decrease)            12          474       149    (1,324)   190      (11)       227          8
                                 ====       ======      ====    ======    ===      ===        ===        ===
CLASS A
Shares issued                       7           29        31        42      7        6        241         16
Shares issued in lieu
  of cash distributions             1            6         4         4      1        2          6          1
Shares repurchased                 --          (31)      (23)      (12)    (1)      (9)       (12)        (7)
                                 ----       ------      ----    ------    ---      ---        ---        ---
Net increase (decrease)             8            4        12        34      7       (1)       235         10
                                 ====       ======      ====    ======    ===      ===        ===        ===
TOTAL SHARE ACTIVITY
FOR PERIOD                         20          478       161    (1,290)   197      (12)       462         18
                                 ====       ======      ====    ======    ===      ===        ===        ===

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

NOTES TO
FINANCIAL
STATEMENTS
--------------------------------------------------------------------------------
(CONCLUDED)

AS OF
DECEMBER 31, 1997
(UNAUDITED)


9. SHAREHOLDER VOTING RIGHTS

     There was a special meeting scheduled for December 15, 1997 at which the shareholders of the International Growth Fund voted on to approve the selection of Aberdeen Managers as a sub-adviser for a portion of the assets of the International Growth Fund. The results are as follows:

                                Shares Voted        % of Voted        % of Total
                                -----------         ----------        ----------
     FOR                        8,203,048.00          98.77%            70.55%
     AGAINST                       11,795.00           0.14%             0.10%
     ABSTAIN                       89,958.00           1.08%             0.77%

10. PROPOSED REORGANIZATION

     On November 18, 1997, CoreStates Financial Corp. and First Union Corporation jointly announced that they had signed a definitive agreement for the merger of CoreStates Bank, N.A. and First Union Bank. The Advisor is currently a wholly-owned subsidiary of CoreStates Bank, N.A. Subject to certain conditions, it is anticipated that the transaction will close at the end of April, 1998. Thereafter, the Advisor will be an indirect wholly-owned subsidiary of First Union Bank. A special meeting of shareholders will be called to consider certain proposed fund reorganizations.

--------------------------------------------------------------------------------
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE CORPORATION. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE CORPORATION UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CORESTATES BANK, N.A., THE PARENT CORPORATION OF EACH FUND'S INVESTMENT ADVISER. SUCH SHARES ARE ALSO NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF A MUTUAL FUND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. CORESTATES BANK, N.A. SERVES AS CUSTODIAN FOR THE FUNDS. SEI FINANCIAL DISTRIBUTION CO. SERVES AS DISTRIBUTOR AND IS NOT AFFILIATED WITH CORESTATES BANK, N.A.
--------------------------------------------------------------------------------

STATEMENT
OF
OPERATIONS                                              [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------
(000)

     COREFUND EQUITY FUNDS

AS OF
DECEMBER 31, 1997
(UNAUDITED)


                                                                                 ------------      --------------     --------------
                                                                                   EQUITY            CORE EQUITY         GROWTH
                                                                                 INDEX FUND            FUND(3)         EQUITY FUND
                                                                                 ------------      --------------     --------------
INVESTMENT INCOME:
     Dividends                                                                    $  2,223            $  3,344        $     561
     Interest                                                                           22                 138              123
     Less: Foreign taxes withheld                                                       --                  --               --
                                                                                  --------            --------        ---------
       Total investment income                                                       2,245               3,482              684
                                                                                  --------            --------        ---------
EXPENSES:
     Investment advisory fees                                                          533               2,147              632
     Less: waiver of investment advisory fees                                         (318)                 --               --
     Administrative fees                                                               333                 725              211
     Less: waiver of administrative fees                                              (119)               (164)             (76)
     Transfer agent fees & expenses                                                     36                  51               13
     Custodian fees                                                                     --                  --               --
     Professional fees                                                                   5                  23                3
     Registration & filing fees                                                          8                  14                4
     12b-1 fees--individual shares                                                      --                  23                7
     Taxes--other than income                                                            3                  13                2
     Printing fees                                                                      25                  57               17
     Organizational costs                                                               --                  --               --
     Miscellaneous                                                                      --                  14                6
                                                                                  --------            --------        ---------
       Total expenses                                                                  506               2,903              819
                                                                                  --------            --------        ---------
NET INVESTMENT INCOME (LOSS)                                                         1,739                 579             (135)
                                                                                  --------            --------        ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY
   CONTRACTS AND FOREIGN CURRENCY:
     Net realized gain from security transactions                                    5,184              40,986           11,173
     Net realized (loss) on forward foreign currency contracts and
       foreign currency transactions                                                    --                  --               --
     Net unrealized depreciation on forward foreign currency contracts and
       translation of assets and liabilities in foreign currencies                      --                  --               --
     Net change in unrealized appreciation (depreciation) on investments            17,916              20,773           10,360
                                                                                  --------            --------        ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    $24,839             $62,338          $21,398
                                                                                  ========            ========        =========
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE - DECEMBER 31, 1997:
     CLASS Y
       1Net asset value, offer and redemption price                                $ 39.65            $  20.60         $  16.33
                                                                                  ========            ========        =========
     CLASS A
       1Net asset value, redemption price
        Maximum sales charge of 5.50%                                                39.66               20.61            16.27
                                                                                  --------            --------        ---------
       2Offering price                                                             $ 41.97            $  21.81         $  17.22
                                                                                  ========            ========        =========
     CLASS B
       4Net asset value and offering price                                         $ 39.12            $  18.31         $  16.19
                                                                                  ========            ========        =========


                                                                                   --------------   --------------   --------------
                                                                                      SPECIAL        INTERNATIONAL      BALANCED
                                                                                    EQUITY FUND       GROWTH FUND         FUND
                                                                                   --------------   --------------   --------------
INVESTMENT INCOME:
     Dividends                                                                       $    212           $ 1,039          $  379
     Interest                                                                              43               152           1,481
     Less: Foreign taxes withheld                                                          --              (111)             --
                                                                                     --------           -------          ------
       Total investment income                                                            255             1,080           1,860
                                                                                     --------           -------          ------
EXPENSES:
     Investment advisory fees                                                             607               666             444
     Less: waiver of investment advisory fees                                            (263)               --             (76)
     Administrative fees                                                                  101               208             158
     Less: waiver of administrative fees                                                  (36)              (75)            (57)
     Transfer agent fees & expenses                                                        21               (10)             11
     Custodian fees                                                                         5                 6              --
     Professional fees                                                                     (5)                2               3
     Registration & filing fees                                                             9                (7)             --
     12b-1 fees--individual shares                                                          4                 3               7
     Taxes--other than income                                                               1                --               1
     Printing fees                                                                         11                 2              16
     Organizational costs                                                                  --                --              18
     Miscellaneous                                                                          1                --              --
                                                                                     --------           -------          ------
       Total expenses                                                                     456               795             525
                                                                                     --------           -------          ------
NET INVESTMENT INCOME (LOSS)                                                             (201)              285           1,335
                                                                                     --------           -------          ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY
   CONTRACTS AND FOREIGN CURRENCY:
     Net realized gain from security transactions                                       7,997             2,385           3,960
     Net realized (loss) on forward foreign currency contracts and
       foreign currency transactions                                                       --              (411)             --
     Net unrealized depreciation on forward foreign currency contracts and
       translation of assets and liabilities in foreign currencies                         --               (12)             --
     Net change in unrealized appreciation (depreciation) on investments               (1,796)          (10,180)          3,388
                                                                                     --------           -------          ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       $ 6,000            (7,933)         $8,683
                                                                                     ========           =======          ======
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE - DECEMBER 31, 1997:
     CLASS Y
       1Net asset value, offer and redemption price                                   $ 10.65           $ 13.28          $13.60
                                                                                     ========           =======          ======
     CLASS A
       1Net asset value, redemption price
        Maximum sales charge of 5.50%                                                   10.60             13.28           13.60
                                                                                     --------           -------          ------
       2Offering price                                                                $ 11.22           $ 14.05          $14.39
                                                                                     ========           =======          ======
     CLASS B
       4Net asset value and offering price                                            $ 10.48           $ 13.28          $13.51
                                                                                     ========           =======          ======

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0
1 NET ASSET VALUE PER SHARE, AS ILLUSTRATED, IS THE AMOUNT WHICH WOULD BE PAID UPON THE REDEMPTION OR EXCHANGE OF SHARES.
2 THE OFFER PRICE IS CALCULATED BY DIVIDING THE NET ASSET VALUE OF CLASS A BY 1 MINUS THE MAXIMUM SALES CHARGE OF 5.50%.
3  THIS FUND WAS FORMERLY KNOWN AS THE EQUITY FUND.
4 CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE. FOR A DESCRIPTION OF POSSIBLE REDEMPTION CHARGE, SEE THE NOTES TO THE FINANCIAL STATEMENTS.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    92 & 93

STATEMENT
OF
OPERATIONS                                              [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------
(000)

     COREFUND FIXED INCOME FUNDS

AS OF
DECEMBER 31, 1997
(UNAUDITED)


                                                                          --------------   --------------    -------------
                                                                            SHORT TERM         SHORT-
                                                                              INCOME        INTERMEDIATE      GOVERNMENT
                                                                               FUND           BOND FUND       INCOME FUND
                                                                          --------------   --------------    -------------
INVESTMENT INCOME
     Interest                                                                 $1,120            $5,458         $   758
                                                                              ------            ------          ------
       Total Investment income                                                 1,120             5,458             758
                                                                              ------            ------          ------
EXPENSES
     Investment advisory fees                                                    139               426              55
     Less: waiver of investment advisory fees                                    (92)             (170)             (2)
     Administrative fees                                                          47               213              28
     Less:waiver of administrative fees                                          (17)              (77)            (10)
     Transfer agent fees & expenses                                                6                18               2
     Custodian fees                                                                6                --              --
     Professional fees                                                            --                 4               1
     Registration & filing fees                                                   (3)                6               1
     12b-1 fees--individual shares                                                 1                 3               2
     Trustee fees                                                                  1                 2              --
     Printing fees                                                                 2                11               1
     Organizational costs                                                          1                --               3
     Miscellaneous                                                                 1                 6               1
                                                                              ------            ------          ------
       Total expenses                                                             92               442              82
                                                                              ------            ------          ------
NET INVESTMENT INCOME                                                          1,028             5,016             676
                                                                              ------            ------          ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY
   CONTRACTS AND FOREIGN CURRENCY:
     Net realized gain (loss) from:
       Security transactions                                                       8               461              88
       Option transactions                                                        --                --              --
     Net realized gain on forward foreign currency contracts and
       foreign currency transactions                                              --                --              --
     Net unrealized depreciation on forward foreign currency
       contracts and translation of other assets and liabilities
       in foreign currencies                                                      --                --              --
     Net change in unrealized appreciation (depreciation)
       on investments                                                             68             1,670             515
                                                                              ------            ------          ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $1,104            $7,147          $1,279
                                                                              ======            ======          ======
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE - JUNE 30, 1997:
     CLASS Y
     1Net asset value, offer and redemption price                             $ 9.99            $ 9.95          $10.03
                                                                              ======            ======          ======
     CLASS A
     1Net asset value, redemption price
      Maximum sales charge of 3.25% or 4.75%                                    9.98              9.95           10.03
                                                                              ------            ------          ------
     2Offering price                                                          $10.32            $10.28          $10.37
                                                                              ======            ======          ======

                                                                             ------------     --------------    ------------
                                                                                                 GLOBAL         INTERMEDIATE
                                                                                 BOND             BOND            MUNICIPAL
                                                                                 FUND             FUND            BOND FUND
                                                                             ------------     --------------    ------------
INVESTMENT INCOME
     Interest                                                                 $  6,153            $1,055          $    46
                                                                               -------           -------          -------
       Total Investment income                                                   6,153             1,055               46
                                                                               -------           -------          -------
EXPENSES
     Investment advisory fees                                                      675               108                5
     Less: waiver of investment advisory fees                                     (356)              (18)              (5)
     Administrative fees                                                           228                45                2
     Less:waiver of administrative fees                                            (82)              (16)              (1)
     Transfer agent fees & expenses                                                  7                (1)              --
     Custodian fees                                                                 11                 1               --
     Professional fees                                                               8                 1               --
     Registration & filing fees                                                     18                 1                2
     12b-1 fees-- individual shares                                                  2                --                1
     Trustee fees                                                                   --                --               --
     Printing fees                                                                  10                --               --
     Organizational costs                                                           --                 2                3
     Miscellaneous                                                                   5                --               --
                                                                               -------           -------          -------
       Total expenses                                                              526               123                7
                                                                               -------           -------          -------
NET INVESTMENT INCOME                                                            5,627               932               39
                                                                               -------           -------          -------
NETREALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY
   CONTRACTS AND FOREIGN CURRENCY:
     Net realized gain (loss) from:
       Security transactions                                                     1,499               (41)               3
       Option transactions                                                          --              (400)              --
     Net realized gain on forward foreign currency contracts and
       foreign currency transactions                                                --               450               --
     Net unrealized depreciation on forward foreign currency
       contracts and translation of other assets and liabilities
       in foreign currencies                                                        --               (98)              --
     Net change in unrealized appreciation (depreciation)
       on investments                                                            3,530               (90)              35
                                                                               -------           -------          -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $10,656           $   753          $    77
                                                                               =======           =======          =======
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE - JUNE 30, 1997:
     CLASS Y
     1Net asset value, offer and redemption price                              $ 10.53           $  9.33           $10.25
                                                                               =======           =======          =======
     CLASS A
     1Net asset value, redemption price
      Maximum sales charge of 3.25% or 4.75%                                     10.53              9.32            10.25
                                                                               -------           -------          -------
     2Offering price                                                           $ 11.06           $  9.78           $10.59
                                                                               =======           =======          =======

                                                                               --------------    --------------
                                                                                PENNSYLVANIA       NEW JERSEY
                                                                                  MUNICIPAL         MUNICIPAL
                                                                                  BOND FUND         BOND FUND
                                                                               --------------    --------------
INVESTMENT INCOME
     Interest                                                                     $   375          $     53
                                                                                  -------           -------
       Total Investment income                                                        375                53
                                                                                  -------           -------
EXPENSES
     Investment advisory fees                                                          37                 5
     Less: waiver of investment advisory fees                                         (37)               (5)
     Administrative fees                                                               19                 2
     Less:waiver of administrative fees                                               (19)               (2)
     Transfer agent fees & expenses                                                     1                --
     Custodian fees                                                                    --                --
     Professional fees                                                                 --                --
     Registration & filing fees                                                         1                --
     12b-1 fees--individual shares                                                      4                 1
     Trustee fees                                                                      --                --
     Printing fees                                                                      1                --
     Organizational costs                                                               2                 1
     Miscellaneous                                                                     --                --
                                                                                  -------           -------
       Total expenses                                                                   9                 2
                                                                                  -------           -------
NET INVESTMENT INCOME                                                                 366                51
                                                                                  -------           -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY
   CONTRACTS AND FOREIGN CURRENCY:
     Net realized gain (loss) from:
       Security transactions                                                           40                (1)
       Option transactions                                                             --                --
     Net realized gain on forward foreign currency contracts and
       foreign currency transactions                                                   --                --
     Net unrealized depreciation on forward foreign currency
       contracts and translation of other assets and liabilities
       in foreign currencies                                                           --                --
     Net change in unrealized appreciation (depreciation)
       on investments                                                                 378                57
                                                                                  -------           -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $   784           $   107
                                                                                  =======           =======
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE - JUNE 30, 1997:
     CLASS Y
     1Net asset value, offer and redemption price                                  $10.77            $10.46
                                                                                  =======           =======
     CLASS A
     1Net asset value, redemption price
      Maximum sales charge of 3.25% or 4.75%                                        10.78             10.45
                                                                                  -------           -------
     2Offering price                                                               $11.32            $10.97
                                                                                  =======           =======

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
1 NET ASSET VALUE PER SHARE, AS ILLUSTRATED, IS THE AMOUNT WHICH WOULD BE PAID
  UPON THE REDEMPTION OR EXCHANGE OF SHARES.
2 THE OFFER PRICE IS CALCULATED BY DIVIDING THE NET ASSET VALUE OF CLASS A BY 1
  MINUS THE MAXIMUM SALES CHARGE OF 3.25% FOR THE SHORT TERM INCOME, SHORT-INTERMEDIATE BOND, GOVERNMENT INCOME AND INTERMEDIATE MUNICIPAL BOND FUNDS AND 4.75% FOR THE BOND, GLOBAL BOND, PENNSYLVANIA MUNICIPAL BOND AND NEW JERSEY MUNICIPAL BOND FUNDS.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    94 & 95

STATEMENT
OF
OPERATIONS                                              [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------
(000)

     COREFUND MONEY MARKET FUNDS

AS OF
DECEMBER 31, 1997
(UNAUDITED)

                                                                      --------         -------        --------
                                                                      TREASURY          CASH          TAX-FREE
                                                                       RESERVE         RESERVE         RESERVE
                                                                      --------         -------        --------
INVESTMENT INCOME:
   Interest                                                           $ 24,754        $ 27,544         $ 2,735
                                                                      --------        --------         -------
     Total investment income                                            24,754          27,544           2,735
                                                                      --------        --------         -------
EXPENSES:
   Investment advisory fees                                              1,113           1,926             185
   Less: waiver of investment advisory fees                               (401)           (481)            (67)
   Administrative fees                                                   1,781           1,204             296
   Less: waiver of administrative fees                                    (446)           (433)            (74)
   Transfer agent fees & expenses                                           71             117              14
   Custodian fees                                                            1               1              --
   Professional fees                                                        25              10               3
   Registration & filing fees                                                4              60              20
   12b-1 fees                                                               23              64              12
   Trustee fees                                                             10              11               5
   Printing                                                                 65              77               5
   Miscellaneous                                                            63              32              (1)
                                                                      --------        --------         -------
   Total expenses                                                        2,309           2,588             398
                                                                      --------        --------         -------
   NET INVESTMENT INCOME                                                22,445          24,956           2,337
                                                                      --------        --------         -------
   NET REALIZED GAIN ON INVESTMENTS:
   Net realized gain from security
     transactions                                                           14               5              --
                                                                      --------        --------         -------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS                                                  $ 22,459        $ 24,961         $ 2,337
                                                                      ========        ========         =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      [This page intentionally left blank.]

STATEMENT
OF CHANGES
IN NET ASSETS                                           [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------
(000)

     COREFUND EQUITY FUNDS

AS OF
DECEMBER 31, 1997
(UNAUDITED)



                                                                                        -------------------     -------------------
                                                                                               EQUITY                CORE EQUITY
                                                                                             INDEX FUND                FUND(2)
                                                                                        -------------------     -------------------
                                                                                         7/1/97     7/1/96       7/1/97     7/1/96
                                                                                           TO         TO           TO         TO
                                                                                        12/31/97    6/30/97     12/31/97    6/30/97
                                                                                        --------    -------     --------    -------
OPERATIONS:
   Net investment income                                                              $   1,739     $ 3,256      $   579 $   2,927
   Net realized gain on investments, forward foreign currency contracts and foreign
     currency                                                                             5,184       3,591       40,986    66,598
   Net unrealized appreciation on investments, forward foreign currency contracts
     and translation of assets and liabilites in foreign currencies                      17,916      55,389       20,773    67,597
                                                                                       --------    --------     --------  --------
   Net increase (decrease) in net assets resulting from operations                       24,839      62,236       62,338   137,122
                                                                                       --------    --------     --------  --------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Class Y                                                                             (1,685)     (3,225)        (595)   (2,858)
     Class A                                                                                (48)        (28)          --       (49)
     Class B                                                                                 (2)         --           --        --
   Net realized gains:
     Class Y                                                                             (8,013)     (1,484)     (69,731)  (35,253)
     Class A                                                                               (265)         (6)      (2,421)     (977)
     Class B                                                                                (16)         --          (17)       --
                                                                                       --------    --------     --------  --------
       Total dividends distributed                                                      (10,029)     (4,743)     (72,764)  (39,137)
                                                                                       --------    --------     --------  --------
CAPITAL TRANSACTIONS (1):
   Class Y:
     Proceeds from shares issued                                                         24,068          --       48,159    56,759
     Reinvestment of cash distributions                                                   8,774          --       63,917    38,110
     Cost of shares redeemed                                                            (25,937)         --      (59,580)  (89,855)
                                                                                       --------    --------     --------  --------
     Increase in net assets from Class Y transactions                                     6,905          --       52,496     5,014
                                                                                       --------    --------     --------  --------
   Class A:
     Proceeds from shares issued                                                          4,631      43,492        2,811     3,395
     Reinvestment of cash distributions                                                     330       4,960        2,403     1,038
     Cost of shares redeemed                                                               (655)    (30,407)      (1,722)   (2,376)
                                                                                       --------    --------     --------  --------
     Increase in net assets from Class A transactions                                     4,306      18,045        3,492     2,057
                                                                                       --------    --------     --------  --------
   Class B:
     Proceeds from shares issued                                                            732       4,101          132        --
     Reinvestment of cash distributions                                                      18          34           17        --
     Cost of shares redeemed                                                                 (5)       (103)          --        --
                                                                                       --------    --------     --------  --------
     Increase (decrease) in net assets from Class B transactions                            745       4,032          149        --
                                                                                       --------    --------     --------  --------
Increase in net assets derived from capital share transactions                           11,956      22,077       56,137     7,071
                                                                                       --------    --------     --------  --------
     Net increase (decrease) in net assets                                               26,766      79,570       45,711   105,056
                                                                                       --------    --------     --------  --------
NET ASSETS:
   Beginning of period                                                                  245,920     166,350      531,058   426,002
                                                                                       --------    --------     --------  --------
   End of period                                                                       $272,686    $245,920     $576,769  $531,058
                                                                                       ========    ========     ========  ========

                                                                                       -------------------   ------------------
                                                                                             GROWTH                SPECIAL
                                                                                           EQUITY FUND           EQUITY FUND
                                                                                       -------------------   ------------------
                                                                                        7/1/97     7/1/96     7/1/97    7/1/96
                                                                                          TO         TO         TO        TO
                                                                                       12/31/97    6/30/97   12/31/97   6/30/97
                                                                                       --------    -------   --------   -------
OPERATIONS:
   Net investment income                                                                $  (135) $    399     $ (201) $    121
   Net realized gain on investments, forward foreign currency contracts and foreign
     currency                                                                            11,173    14,635      7,997     7,793
   Net unrealized appreciation on investments, forward foreign currency contracts
     and translation of assets and liabilites in foreign currencies                      10,360    12,411     (1,796)    3,603
                                                                                       --------  --------    -------   -------
   Net increase (decrease) in net assets resulting from operations                       21,398    27,445      6,000    11,517
                                                                                       --------  --------    -------   -------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Class Y                                                                                --       (393)        --      (177)
     Class A                                                                                --         (3)       --         (2)
     Class B                                                                                 --        --         --        --
   Net realized gains:
     Class Y                                                                            (11,719)  (13,864)      (350)  (13,011)
     Class A                                                                               (400)     (404)    (9,099)     (307)
     Class B                                                                                 (7)       --        (15)       --
                                                                                       --------  --------    -------   -------
       Total dividends distributed                                                      (12,126)  (14,664)    (9,464)  (13,497)
                                                                                       --------  --------    -------   -------
CAPITAL TRANSACTIONS (1):
   Class Y:
     Proceeds from shares issued                                                         18,945        --      7,178        --
     Reinvestment of cash distributions                                                  10,162        --      8,424        --
     Cost of shares redeemed                                                            (23,121)       --    (10,285)       --
                                                                                       --------  --------    -------   -------
     (Decrease) in net assets from Class Y transactions                                   5,986        --      5,317        --
                                                                                       --------  --------    -------   -------
   Class A:
     Proceeds from shares issued                                                            728    38,807        516    13,884
     Reinvestment of cash distributions                                                     400    12,752        349    13,074
     Cost of shares redeemed                                                               (390)  (36,303)      (179)  (16,684)
                                                                                       --------  --------    -------   -------
     Increase in net assets from Class A transactions                                       738    15,256        686    10,274
                                                                                       --------  --------    -------   -------
   Class B:
     Proceeds from shares issued                                                            102     1,712        124     1,020
     Reinvestment of cash distributions                                                       7       410         15       310
     Cost of shares redeemed                                                                --     (1,001)       --       (121)
                                                                                       --------  --------    -------   -------
     Increase (decrease) in net assets from Class B transactions                            109     1,121        139     1,209
                                                                                       --------  --------    -------   -------
Increase in net assets derived from capital share transactions                            6,833    16,377      6,142    11,483
                                                                                       --------  --------    -------   -------
     Net increase (decrease) in net assets                                               16,105    29,158      2,678     9,503
                                                                                       --------  --------    -------   -------
NET ASSETS:
   Beginning of period                                                                  152,393   123,235     74,327    64,824
                                                                                       --------  --------    -------   -------
   End of period                                                                       $168,498  $152,393    $77,005   $74,327
                                                                                       ========  ========    =======   =======

                                                                                        -------------------      -------------------
                                                                                            INTERNATIONAL             BALANCED
                                                                                             GROWTH FUND                FUND
                                                                                        -------------------      -------------------
                                                                                         7/1/97     7/1/96        7/1/97     7/1/96
                                                                                           TO         TO            TO         TO
                                                                                        12/31/97    6/30/97      12/31/97    6/30/97
                                                                                        --------    -------      --------    -------
OPERATIONS:
   Net investment income                                                                $    285    $   969       $ 1,335 $   3,139
   Net realized gain on investments, forward foreign currency contracts and foreign
     currency                                                                              1,974      5,290         3,960     7,717
   Net unrealized appreciation on investments, forward foreign currency contracts
     and translation of assets and liabilites in foreign currencies                      (10,192)    15,689         3,388     6,601
                                                                                        --------   --------      --------  --------
   Net increase (decrease) in net assets resulting from operations                        (7,933)    21,948         8,683    17,457
                                                                                        --------   --------      --------  --------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Class Y                                                                              (1,958)    (3,802)       (1,280)   (3,056)
     Class A                                                                                 (22)       (53)          (48)      (92)
     Class B                                                                                  --         --            (2)       --
   Net realized gains:
     Class Y                                                                              (6,263)    (8,375)       (6,356)   (5,885)
     Class A                                                                                 (93)      (130)         (282)     (184)
     Class B                                                                                  (1)        --           (28)       --
                                                                                        --------   --------      --------  --------
       Total dividends distributed                                                        (8,337)   (12,360)       (7,996)   (9,217)
                                                                                        --------   --------      --------  --------
CAPITAL TRANSACTIONS (1):
   Class Y:
     Proceeds from shares issued                                                          43,065     34,899        11,645        --
     Reinvestment of cash distributions                                                    7,249     11,015         6,080        --
     Cost of shares redeemed                                                             (38,992)   (31,528)      (10,793)       --
                                                                                        --------   --------      --------  --------
     (Decrease) in net assets from Class Y transactions                                   11,322     14,386         6,932        --
                                                                                        --------   --------      --------  --------
   Class A:
     Proceeds from shares issued                                                             358        489         1,546    23,565
     Reinvestment of cash distributions                                                       11        178           323     8,737
     Cost of shares redeemed                                                                (238)      (506)         (519)  (29,150)
                                                                                        --------   --------      --------  --------
     Increase in net assets from Class A transactions                                        131        161         1,350     3,152
                                                                                        --------   --------      --------  --------
   Class B:
     Proceeds from shares issued                                                              14         --           568     1,285
     Reinvestment of cash distributions                                                        1         --            30       293
     Cost of shares redeemed                                                                  --         --           --       (833)
                                                                                        --------   --------      --------  --------
     Increase (decrease) in net assets from Class B transactions                              15         --           598       745
                                                                                        --------   --------      --------  --------
Increase in net assets derived from capital share transactions                            11,468     14,547         8,880     3,897
                                                                                        --------   --------      --------  --------
     Net increase (decrease) in net assets                                                (4,802)    24,135         9,567    12,137
                                                                                        --------   --------      --------  --------
NET ASSETS:
   Beginning of period                                                                   165,548    141,413       117,840   105,703
                                                                                        --------   --------      --------  --------
   End of period                                                                        $160,746   $165,548      $127,407  $117,840
                                                                                        ========   ========      ========  ========

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(1) FOR CAPITAL SHARE TRANSACTIONS PLEASE SEE FOOTNOTE 8 IN THE NOTES TO THE FINANCIAL STATEMENTS.
(2) THIS FUND WAS FORMERLY KNOWN AS THE EQUITY FUND.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    98 & 99

STATEMENT
OF CHANGES
IN NET ASSETS                                          [SQUARE BULLET]  COREFUND
--------------------------------------------------------------------------------
(000)

     COREFUND FIXED INCOME FUNDS

AS OF
DECEMBER 31, 1997
(UNAUDITED)

                                                             ---------------- ----------------- ----------------
                                                                                   SHORT-
                                                                SHORT TERM      INTERMEDIATE       GOVERNMENT
                                                                INCOME FUND       BOND FUND        INCOME FUND
                                                             ---------------- ----------------- ----------------

                                                              7/1/97  7/1/96   7/1/97   7/1/96   7/1/97  7/1/96
                                                                TO      TO       TO       TO       TO      TO
                                                             12/31/97 6/30/97 12/31/97  6/30/97 12/31/97 6/30/97
                                                             -------- ------- --------  ------- -------- -------
OPERATIONS:
   Net investment income                                     $ 1,028 $ 1,757  $  5,016 $ 10,074   $  676 $  1,293
   Net realized gain (loss) on investments, forward foreign
     currency contracts and foreign currency                       8      (8)      461      (26)      88     (156)
   Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of
     assets and liabilites in foreign currencies                  68      91     1,670      993      505      434
                                                             ------- -------  -------- --------  -------  -------
   Net increase in net assets resulting from operations        1,104   1,840     7,147   11,041    1,269    1,571
                                                             ------- -------  -------- --------  -------  -------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Class Y                                                  (1,015) (1,748)   (4,933)  (9,902)    (624)  (1,204)
     Class A                                                     (13)     (9)      (77)    (172)     (51)     (90)
   Net realized gains:
     Class Y                                                      --      --        --       --      --        --
     Class A                                                      --      --        --       --       --       --
                                                             ------- -------  -------- --------  -------  -------
       Total dividends distributed                            (1,028) (1,757)   (5,010) (10,074)    (675)  (1,294)
                                                             ------- -------  -------- --------  -------  -------
CAPITAL TRANSACTIONS (1):
   Class Y:
     Proceeds from shares issued                               6,147  16,475    20,016   45,113    3,060    8,152
     Reinvestment of cash distributions                          880   1,808     4,505    9,516      352      612
     Cost of shares redeemed                                  (6,908)(11,486)  (19,785) (52,263)  (1,936)  (3,957)
                                                             ------- -------  -------- --------  -------  -------
     Increase (decrease) in net assets from Class Y
        transactions                                             119   6,797     4,736    2,366    1,476    4,807
                                                             ------- -------  -------- --------  -------  -------
   Class A:
     Proceeds from shares issued                                  63     483       289      391      308      579
     Reinvestment of cash distributions                           13       9        59      143       43       85
     Cost of shares redeemed                                      --      (1)     (305)    (865)    (229)    (311)
                                                             ------- -------  -------- --------  -------  -------
     Increase (decrease) in net assets from Class A
         transactions                                             76     491        43     (331)     122      353
                                                             ------- -------  -------- --------  -------  -------
Increase (decrease) in net assets derived from capital
   share transactions                                            195   7,288     4,779    2,035    1,598    5,160
                                                             ------- -------  -------- --------  -------  -------
     Net increase (decrease) in net assets                       271   7,371     6,916    3,002    2,192    5,437
                                                             ------- -------  -------- --------  -------  -------
NET ASSETS:
   Beginning of period                                        37,504  30,133   165,905  162,903   20,667   15,230
                                                             ------- -------  -------- --------  -------  -------
   End of period                                             $37,775 $37,504  $172,821 $165,905  $22,859  $20,667
                                                             ======= =======  ======== ========  =======  =======

                                                               -----------------       -----------------      ------------------
                                                                                                                 INTERMEDIATE
                                                                      BOND                  GLOBAL                MUNICIPAL
                                                                      FUND                 BOND FUND               BOND FUND
                                                               -----------------       -----------------      ------------------

                                                                7/1/97    7/1/96        7/1/97   7/1/96        7/1/97    7/1/96
                                                                  TO        TO            TO       TO            TO        TO
                                                               12/31/97   6/30/97      12/31/97  6/30/97      12/31/97   6/30/97
                                                               --------   -------      --------  -------      --------   -------
OPERATIONS:
   Net investment income                                         $ 5,627 $ 12,245        $   931  $ 1,774         $  39 $     71
   Net realized gain (loss) on investments, forward foreign
     currency contracts and foreign currency                       1,499     (735)             9      423             3       (6)
   Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of
     assets and liabilites in foreign currencies                   3,530    2,749           (188)    (149)           35       25
                                                                -------- --------        -------  -------       -------  -------
   Net increase in net assets resulting from operations           10,656   14,259            753    2,048            77       90
                                                                -------- --------        -------  -------       -------  -------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Class Y                                                      (5,574) (12,161)        (1,509)  (2,621)          (20)     (34)
     Class A                                                         (53)     (84)           (10)     (13)          (19)     (37)
   Net realized gains:
     Class Y                                                          --       --             --       --            --       --
     Class A                                                          --       --             --       --            --       --
                                                                -------- --------        -------  -------       -------  -------
       Total dividends distributed                                (5,627) (12,245)        (1,519)  (2,634)          (39)     (71)
                                                                -------- --------        -------  -------       -------  -------
CAPITAL TRANSACTIONS (1):
   Class Y:
     Proceeds from shares issued                                  11,940   18,942            911      107            34      841
     Reinvestment of cash distributions                            5,007   12,215          1,285    2,670             7       12
     Cost of shares redeemed                                     (30,726) (49,397)          (400)    (602)         (147)    (269)
                                                                -------- --------        -------  -------       -------  -------
     Increase (decrease) in net assets from Class Y transactions (13,779) (18,240)         1,796    2,175          (106)     584
                                                                -------- --------        -------  -------       -------  -------
   Class A:
     Proceeds from shares issued                                     427      579             69       31            66       80
     Reinvestment of cash distributions                               46       78             10       15            17       37
     Cost of shares redeemed                                        (117)    (323)           (10)     (13)          (95)    (186)
                                                                -------- --------        -------  -------       -------  -------
     Increase (decrease) in net assets from Class A transactions     356      334             69       33           (12)     (69)
                                                                -------- --------        -------  -------       -------  -------
Increase (decrease) in net assets derived from capital
   share transactions                                            (13,423) (17,906)         1,865    2,208          (118)     515
                                                                -------- --------        -------  -------       -------  -------
     Net increase (decrease) in net assets                        (8,394) (15,892)         1,099    1,622           (80)     534
                                                                -------- --------        -------  -------       -------  -------
NET ASSETS:
   Beginning of period                                           183,986  199,878         34,772   33,150         1,952    1,418
                                                                -------- --------        -------  -------       -------  -------
   End of period                                                $175,592 $183,986        $35,871  $34,772       $ 1,872  $ 1,952
                                                                ======== ========        =======  =======       =======  =======

                                                               ------------------      -----------------
                                                                  PENNSYLVANIA            NEW JERSEY
                                                                    MUNICIPAL              MUNICIPAL
                                                                    BOND FUND              BOND FUND
                                                               ------------------      -----------------

                                                                7/1/97    7/1/96        7/1/97   7/1/96
                                                                  TO        TO            TO       TO
                                                               12/31/97   6/30/97      12/31/97  6/30/97
                                                               --------   -------      --------  -------
OPERATIONS:
   Net investment income                                          $  366  $    583        $  51 $      81
   Net realized gain (loss) on investments, forward foreign
     currency contracts and foreign currency                          40        20           (1)       (3)
   Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of
     assets and liabilites in foreign currencies                     378       240           57        24
                                                                 -------   -------      -------   -------
   Net increase in net assets resulting from operations              784       843          107       102
                                                                 -------   -------      -------   -------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Class Y                                                        (290)     (521)         (40)      (65)
     Class A                                                         (76)      (62)         (11)      (16)
   Net realized gains:
     Class Y                                                          --        --           --        (8)
     Class A                                                          --        --           --        (2)
                                                                 -------   -------      -------   -------
       Total dividends distributed                                  (366)     (583)         (51)      (91)
                                                                 -------   -------      -------   -------
CAPITAL TRANSACTIONS (1):
   Class Y:
     Proceeds from shares issued                                   2,871     3,530          172       525
     Reinvestment of cash distributions                              126       297           14        14
     Cost of shares redeemed                                        (586)   (2,772)        (102)     (388)
                                                                 -------   -------      -------   -------
     Increase (decrease) in net assets from Class Y transactions   2,411     1,055           84       151
                                                                 -------   -------      -------   -------
   Class A:
     Proceeds from shares issued                                   2,567     1,341          168        99
     Reinvestment of cash distributions                               64        56            9        15
     Cost of shares redeemed                                        (133)     (420)         (72)      (22)
                                                                 -------   -------      -------   -------
     Increase (decrease) in net assets from Class A transactions   2,498       977          105        92
                                                                 -------   -------      -------   -------
Increase (decrease) in net assets derived from capital
   share transactions                                              4,909     2,032          189       243
                                                                 -------   -------      -------   -------
     Net increase (decrease) in net assets                         5,327     2,292          245       254
                                                                 -------   -------      -------   -------
NET ASSETS:
   Beginning of period                                            12,175     9,883        1,875     1,621
                                                                 -------   -------      -------   -------
   End of period                                                 $17,502   $12,175      $ 2,120   $ 1,875
                                                                 =======   =======      =======   =======

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(1) FOR CAPITAL SHARE TRANSACTIONS PLEASE SEE FOOTNOTE 8 IN THE NOTES TO THE FINANCIAL STATEMENTS.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    100 & 101

STATEMENT
OF CHANGES
IN NET ASSETS                                           [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------
(000)

     COREFUND MONEY MARKET FUNDS

AS OF
DECEMBER 31, 1997
(UNAUDITED)

                                                       -------------------    -------------------   ------------------
                                                            TREASURY                 CASH                TAX-FREE
                                                             RESERVE                RESERVE               RESERVE
                                                       -------------------    -------------------   ------------------
                                                        7/1/97     7/1/96      7/1/97     7/1/96     7/1/97    7/1/96
                                                          TO         TO          TO         TO         TO        TO
                                                       12/31/97    6/30/97    12/31/97    6/30/97   12/31/97   6/30/97
                                                       --------    -------    --------    -------   --------   -------
OPERATIONS:
   Net investment income                             $   22,445  $   43,860  $  24,956  $   44,127  $  2,337 $   3,787
   Net realized gain (loss) on securities transactions       14           8          5           1        --        (1)
                                                     ----------  ---------- ----------  ----------  -------- ---------
   Net increase in net assets resulting from operations  22,459      43,868     24,961      44,128     2,337     3,786
                                                     ----------  ---------- ----------  ----------  -------- ---------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Class Y                                            (22,007)    (43,173)   (23,686)    (43,042)   (2,224)   (3,677)
     Class C                                               (438)       (687)    (1,270)     (1,085)     (135)      (86)
                                                     ----------  ---------- ----------  ----------  -------- ---------
       Total dividends distributed                      (22,445)    (43,860)   (24,956)    (44,127)   (2,359)   (3,763)
                                                     ----------  ---------- ----------  ----------  -------- ---------
CAPITAL SHARE TRANSACTIONS:
   Class Y
     Proceeds from shares issued                      1,198,732   2,548,964  1,003,078   2,154,887   170,940   392,069
     Reinvestment of cash distributions                   1,462       4,246      1,865       3,136        96       229
     Cost of shares redeemed                         (1,228,616) (2,610,396)  (961,599) (2,061,985) (137,772) (376,938)
                                                     ----------  ---------- ----------  ----------  -------- ---------
     Increase (decrease) in net assets from Class Y
       transactions                                     (28,422)    (57,186)    70,344      96,038    33,264    15,360
                                                     ----------  ---------- ----------  ----------  -------- ---------
   Class C
     Proceeds from shares issued                         34,333      12,429    107,066      44,890    24,342     3,779
     Reinvestment of cash distributions                     272         264      1,229       1,023       132        79
     Cost of shares redeemed                            (22,458)    (19,933)   (56,508)    (37,956)  (15,279)   (3,506)
                                                     ----------  ---------- ----------  ----------  -------- ---------
     Increase (decrease) in net assets from Class C
       transactions                                      12,147      (7,240)    51,787       7,957     9,195       352
                                                     ----------  ---------- ----------  ----------  -------- ---------
   Class B
     Proceeds from shares issued                             --          --         88          --        --        --
     Reinvestment of cash distributions                      --          --         --          --        --        --
     Cost of shares redeemed                                 --          --         (8)         --        --        --
                                                     ----------  ---------- ----------  ----------  -------- ---------
     Increase in net assets from Class B
       transactions                                          --          --         80          --        --        --
                                                     ----------  ---------- ----------  ----------  -------- ---------
     Increase (decrease) in net assets derived from
       capital share transactions                        16,275     (64,426)   122,211     103,995    42,459    15,712
                                                     ----------  ---------- ----------  ----------  -------- ---------
       Net (decrease) increase in net assets             16,261     (64,418)   122,216     103,996    42,437    15,735
                                                     ----------  ---------- ----------  ----------  -------- ---------
NET ASSETS:
   Beginning of period                                  847,530     911,948    913,944     809,948   122,781   107,046
                                                     ----------  ---------- ----------  ----------  -------- ---------
   End of period                                     $  831,269  $  847,530 $1,036,160  $  913,944  $165,218 $ 122,781
                                                     ==========  ========== ==========  ==========  ======== =========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      [This page intentionally left blank.]

FINANCIAL
HIGHLIGHTS
--------------------------------------------------------------------------------

     COREFUND EQUITY FUNDS

AS OF
DECEMBER 31, 1997
(UNAUDITED)


For a Share Outstanding Throughout the Period

                                                                                                        NET
           NET ASSET    NET        REALIZED AND   DISTRIBUTIONS  DISTRIBUTIONS     NET                 ASSETS     RATIO
             VALUE   INVESTMENT     UNREALIZED      FROM NET         FROM       ASSET VALUE             END    OF EXPENSES
           BEGINNING   INCOME    GAINS OR (LOSSES) INVESTMENT      CAPITAL         END        TOTAL  OF PERIOD TO AVERAGE
           OF PERIOD   (LOSS)     ON SECURITIES      INCOME         GAINS       OF PERIOD    RETURN8   (000)   NET ASSETS
           --------- ----------  ---------------- -------------  -------------  -----------  ------- --------- -----------
-----------------
EQUITY INDEX FUND
-----------------
   CLASS Y**
   1997(A)     $37.39 $ 0.26         $ 3.50          $(0.26)        $(1.24)       $39.65     10.12%+ $262,831    0.37%
   1997         28.47   0.51           9.16           (0.51)         (0.24)        37.39     34.44    241,413    0.37
   1996         23.79   0.51           5.47           (0.51)         (0.79)        28.47     25.69    166,350    0.35
   1995         20.54   0.52           4.24           (0.52)         (0.99)        23.79     24.45    112,533    0.37
   1994         20.97   0.55          (0.43)          (0.55)            --         20.54      0.55     72,552    0.35
   1993         19.22   0.52           1.84           (0.52)         (0.09)        20.97     12.39     50,551    0.49
   1992         18.46   0.52           1.80           (0.48)         (1.08)        19.22     12.59     20,166    0.57
   19911        19.48   0.03          (0.94)          (0.02)         (0.09)        18.46     (4.64)+   12,117    0.97
   CLASS A
   1997(A)     $37.37 $ 0.26         $ 3.51          $(0.24)        $(1.24)       $39.66      2.74%+ $  9,113    0.37%
   1997(10)     29.62   0.32           8.05           (0.38)         (0.24)        37.37     28.58+     4,507    0.37
   CLASS B
   1997(A)(12) $39.16 $ 0.16         $ 1.27          $(0.23)        $(1.24)       $39.12      3.37%+ $    742    1.37%

-------------------
CORE EQUITY FUND(9)
-------------------
   CLASS Y*
   1997(A)     $21.11 $   --         $ 2.41          $   --         $(2.92)       $20.60     11.87%+ $557,593    0.99%
   1997         17.26   0.12           5.32           (0.12)         (1.47)        21.11     33.10    515,015    0.98
   1996         17.07   0.14           1.49           (0.14)         (1.30)        17.26     19.24    414,824    0.97
   INSTITUTIONAL CLASS*
   1995        $15.00 $ 0.19         $ 2.87          $(0.19)        $(0.80)       $17.07     22.00%  $378,352    1.05%
   CLASS A*
   1997(A)     $21.13 $   --         $ 2.40          $   --         $(2.92)       $20.61     11.70%+ $ 19,043    1.24%
   1997         17.28   0.07           5.32           (0.07)         (1.47)        21.13     32.74     16,043    1.23
   1996         17.08   0.12           1.49           (0.11)         (1.30)        17.28     19.11     11,178    1.22
   RETAIL CLASS*
   1995        $15.00 $ 0.18         $ 2.87          $(0.17)        $(0.80)       $17.08     21.94%  $  6,591    1.34%
   PRIOR CLASS
   1994        $15.39 $ 0.11         $ 0.22          $(0.11)        $(0.61)       $15.00      2.21%  $ 50,128    1.49%
   1993         13.93   0.14           1.89           (0.14)         (0.43)        15.39     14.90     45,677    1.20
   1992         13.08   0.19           1.02           (0.19)         (0.17)        13.93      9.27     28,103    0.92
   1991          8.95   0.26           4.13           (0.26)            --         13.08     49.37     12,830    0.54
   1990(2)      10.00   0.14          (1.05)          (0.14)            --          8.95     (9.22)     5,982    0.65
   CLASS B
   1997(A)(12) $23.05 $(4.44)        $ 2.62          $   --         $(2.92)       $18.31     (7.39)%+$    133    1.99%

------------------
GROWTH EQUITY FUND
------------------
   CLASS Y**
   1997(A)     $15.43 $ 0.01         $ 2.16          $   --         $(1.24)       $16.33     14.11%+ $162,698    0.96%
   1997         14.19   0.04           2.81           (0.04)         (1.57)        15.43     21.67    147,700    0.96
   1996         11.18   0.08           3.36           (0.08)         (0.35)        14.19     31.36    120,073    0.89
   1995          9.11   0.08           2.07           (0.08)            --         11.18     23.71     91,345    0.76
   1994          9.95   0.05          (0.84)          (0.05)            --          9.11     (8.01)    64,877    0.69
   1993          8.74   0.08           1.21           (0.08)            --          9.95     14.76     63,777    0.43
   19923        10.00   0.05          (1.26)          (0.05)            --          8.74    (12.05)+   33,418    0.14
   CLASS A**
   1997(A)     $15.39 $(0.03)        $ 2.15          $   --         $(1.24)       $16.27     14.02%+ $  5,699    1.21%
   1997         14.17   0.01           2.79           (0.01)         (1.57)        15.39     21.29      4,693    1.21
   1996         11.17   0.05           3.35           (0.05)         (0.35)        14.17     31.00      3,162    1.14
   1995          9.10   0.06           2.07           (0.06)            --         11.17     23.44      2,043    1.01
   1994          9.95   0.04          (0.85)          (0.04)            --          9.10     (8.13)     1,730    0.94
   19934         9.80   0.03           0.15           (0.03)            --          9.95      1.80+     5,224    0.80
   CLASS B
   1997(A)(13) $17.32 $(0.02)        $ 0.13          $   --         $(1.24)       $16.19      0.85%+ $    101    1.96%


                               RATIO    RATIO OF NET
                  RATIO     OF EXPENSES INCOME (LOSS)
                  OF NET    TO AVERAGE   TO AVERAGE
                  INCOME    NET ASSETS   NET ASSETS   PORTFOLIO  AVG.
                 TO AVERAGE (EXCLUDING   (EXCLUDING   TURNOVER   COMM.
                 NET ASSETS   WAIVERS)    WAIVERS)     RATE***  RATE11
                 ----------  ----------- ------------ --------- ------
-----------------
EQUITY INDEX FUND
-----------------
   CLASS Y*
   1997(A)         1.30%      0.71%         0.96%         9%  $0.0621
   1997            1.63       0.71          1.29         11    0.0639
   1996            1.94       0.71          1.59         13    0.0641
   1995            2.48       0.76          2.09         27     N/A
   1994            2.63       0.75          2.23         13     N/A
   1993            2.82       0.88          2.43          4     N/A
   1992            2.66       1.06          2.17         27     N/A
   19911           1.79       1.20          1.56         --     N/A
   CLASS A
   1997(A)         1.05%      0.71%         0.71%         9%  $0.0621
   1997(10)        1.51       0.69          1.19         11    0.0639
   CLASS B
   1997(A)(12)     0.30%      1.71%        (0.04)%        9%  $0.0621

-------------------
CORE EQUITY FUND(9)
-------------------
   CLASS Y*
   1997(A)         0.21%      1.05%         0.15%        23%  $0.0658
   1997            0.63       1.03          0.58         79    0.0624
   1996            1.15       1.01          1.11        114    0.0636
   INSTITUTIONAL CLASS*
   1995            1.44%      1.10%         1.44%       119%    N/A
   CLASS A*
   1997(A)        (0.04)%     1.30%        (0.10)%       23%  $0.0658
   1997            0.38       1.28          0.33         79    0.0624
   1996            0.89       1.26          0.85        114    0.0636
   RETAIL CLASS*
   1995            1.23%      1.53%         1.04%       119%    N/A
   PRIOR CLASS
   1994            0.75%      1.51%         0.73%        35%    N/A
   1993            0.94       1.41          0.73         24     N/A
   1992            1.47       1.23          1.17         39     N/A
   1991            2.30       1.48          1.36         68     N/A
   1990(2)         2.29       1.59          1.35         43     N/A
   CLASS B
   1997(A)(12)    (0.79)%     2.30%        (1.10)%       23%  $0.0658

------------------
GROWTH EQUITY FUND
------------------
   CLASS Y*
   1997(A)        (0.15)%     1.05%        (0.24)%       41%  $0.0602
   1997            0.30       1.06          0.20         74    0.0600
   1996            0.64       1.05          0.48         81    0.0601
   1995            0.84       1.10          0.50        113     N/A
   1994            0.48       1.11          0.06        127     N/A
   1993            0.85       1.11          0.17        103     N/A
   19923           1.38       1.12          0.40         66     N/A
   CLASS A*
   1997(A)        (0.40)%     1.30%        (0.49)%       41%  $0.0602
   1997            0.04       1.31         (0.06)        74    0.0600
   1996            0.40       1.30          0.23         81    0.0601
   1995            0.59       1.35          0.25        113     N/A
   1994            0.23       1.36         (0.19)       127     N/A
   19934           0.39       1.48         (0.29)       103     N/A
   CLASS B
   1997(A)(12)    (1.15)%     2.05%        (1.24)%      41%   $0.0602


AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
*  ON FEBRUARY 21, 1995, THE SHARES OF THE FUNDS WERE REDESIGNED AS EITHER RETAIL OR INSTITUTIONAL SHARES. ON THAT DATE,
   THE FUND'S NET INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS FOR THE PERIOD NOVEMBER 1, 1994 THROUGH FEBRUARY 20, 1995
   WERE ALLOCATED TO EACH CLASS OF SHARES. THE BASIS FOR THE ALLOCATION WAS THE RELATIVE NET ASSETS OF EACH CLASS OF
   SHARES AS OF FEBRUARY 21, 1995. THE RESULTS WERE COMBINED WITH THE RESULTS OF OPERATIONS AND DISTRIBUTIONS FOR EACH
   APPLICABLE CLASS FOR THE PERIOD FEBRUARY 21, 1995 THROUGH OCTOBER 31, 1995. FOR THE YEAR ENDED OCTOBER 31, 1995, THE
   FINANCIAL HIGHLIGHTS' RATIOS OF EXPENSES, NET INVESTMENT INCOME, TOTAL RETURN, AND THE PER SHARE INVESTMENT ACTIVITIES
   AND DISTRIBUTIONS REFLECT THIS ALLOCATION. ADDITIONALLY, ON APRIL 15 & 22, 1996 THE CONESTOGA EQUITY AND SPECIAL EQUITY
   FUNDS WERE ACQUIRED BY COREFUNDS, INC.; AT WHICH TIME THE INSTITUTIONAL CLASS OF SHARES OF THESE FUNDS WERE EXCHANGED
   FOR CLASS Y SHARES AND THE RETAIL CLASS OF SHARES OF THESE FUNDS WERE EXCHANGED FOR CLASS A SHARES.
** ON APRIL 22, 1996 THE SERIES A SHARES OF EACH FUND, EXCLUDING THE SPECIAL EQUITY FUND, WERE REDESIGNATED CLASS Y AND THE
   SERIES B SHARES OF EACH FUND WERE REDESIGNATED CLASS A.
***FOR THE YEAR ENDED JUNE 30, 1996, TRANSACTIONS RELATING TO THE MERGER WERE EXCLUDED FROM THE CALCULATION OF THE
   PORTFOLIO TURNOVER RATE.
+  THIS FIGURE HAS NOT BEEN ANNUALIZED.
(A)RATIOS FOR THIS SIX-MONTH PERIOD ENDED DECEMBER 31, 1997, HAVE BEEN ANNUALIZED.
1  COMMENCED OPERATIONS JUNE 1, 1991. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
2  COMMENCED OPERATIONS FEBRUARY 28, 1990. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
3  COMMENCED OPERATIONS FEBRUARY 3, 1992. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD
   HAVE BEEN ANNUALIZED.
4  COMMENCED OPERATIONS JANUARY 4, 1993. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------

For a Share Outstanding Throughout the Period


                                                                                                        NET
           NET ASSET    NET        REALIZED AND   DISTRIBUTIONS  DISTRIBUTIONS     NET                 ASSETS     RATIO
             VALUE   INVESTMENT     UNREALIZED      FROM NET         FROM       ASSET VALUE             END    OF EXPENSES
           BEGINNING   INCOME    GAINS OR (LOSSES) INVESTMENT      CAPITAL         END        TOTAL  OF PERIOD TO AVERAGE
           OF PERIOD   (LOSS)     ON SECURITIES      INCOME         GAINS       OF PERIOD    RETURN8   (000)   NET ASSETS
           --------- ----------  ---------------- -------------  -------------  -----------  ------- --------- -----------
----------------------
SPECIAL EQUITY FUND(9)
----------------------
   CLASS Y*
   1997(A)     $11.27 $(0.03)        $ 0.90          $   --        $(1.49)       $10.65       8.14%+   $74,025     1.07%
   1997         11.86   0.02           1.81           (0.03)        (2.39)        11.27      17.94      71,980     0.84
   1996         11.42   0.07           2.13           (0.07)        (1.69)        11.86      22.27      63,680     0.34
   INSTITUTIONAL CLASS*
   1995        $ 9.37 $ 0.12         $ 2.12          $(0.12)       $(0.07)       $11.42      24.44%    $57,396     0.32%
   CLASS A*
   1997(A)     $11.25 $(0.03)        $ 0.87          $   --        $(1.49)       $10.60       7.88%+   $ 2,858     1.32%
   1997         11.85     --           1.81           (0.02)        (2.39)        11.25      17.73       2,347     1.14
   1996         11.42   0.08           2.11           (0.07)        (1.69)        11.85      22.14       1,144     0.37
   RETAIL CLASS*
   1995        $ 9.37 $ 0.12         $ 2.12          $(0.12)       $(0.07)       $11.42      24.44%    $   734     0.27%
   PRIOR CLASS
   19945       $10.00 $ 0.06         $(0.63)         $(0.06)       $   --        $ 9.37      (5.72)%   $10,069     0.15%
   CLASS B
   1997(A)(12) $12.80 $(0.01)        $(0.82)         $   --        $(1.49)       $10.48      (6.13)+%  $   122     2.07%

--------------------------
INTERNATIONAL GROWTH FUND
--------------------------
   CLASS Y**
   1997(A)     $14.72  $0.01         $(0.73)         $(0.17)       $(0.55)       $13.28      (4.89)%+ $158,408     0.95%
   1997         13.97   0.14           1.84           (0.37)        (0.86)        14.72      15.43     163,117     1.20
   1996         12.29   0.16           1.86           (0.28)        (0.06)        13.97      16.72     139,275     1.14
   1995         13.18   0.12          (0.17)          (0.04)        (0.80)        12.29      (0.21)    110,838     1.05
   1994         11.71   0.12           1.78           (0.12)        (0.31)        13.18      16.28     108,911     0.99
   1993         10.52   0.10           1.16           (0.07)           --         11.71      12.06      61,655     0.99
   1992         10.10   0.17           0.31              --         (0.06)        10.52       4.90      42,594     0.96
   1991         10.75   0.19          (0.44)          (0.27)        (0.13)        10.10      (2.71)     20,582     0.99
   19906        10.00   0.11           0.86           (0.09)        (0.13)        10.75       9.74+     13,513     1.22
   CLASS A**
   1997(A)     $14.70 $(0.01)        $(0.73)         $(0.13)       $(0.55)       $13.28      (4.98)%+ $  2,324     1.20%
   1997         13.96   0.09           1.85           (0.34)        (0.86)        14.70      15.09       2,431     1.45
   1996         12.27   0.11           1.89           (0.25)        (0.06)        13.96      16.54       2,138     1.39
   1995         13.17   0.09          (0.17)          (0.02)        (0.80)        12.27      (0.48)      1,943     1.30
   1994         11.71   0.06           1.82           (0.11)        (0.31)        13.17      16.08       2,019     1.24
   19934        10.07   0.05           1.59              --            --         11.71      16.29+        344     1.15
   CLASS B
   1997(A)(15) $13.79 $(0.02)        $ 0.22          $(0.16)       $(0.55)       $13.28       1.46%+  $     14     2.16%

--------------
BALANCED FUND
--------------
   CLASS Y**
   1997(A)     $13.52  $0.15         $ 0.83          $(0.15)       $(0.75)       $13.60       7.31%+  $121,302     0.82%
   1997         12.59   0.36           1.61           (0.36)        (0.68)        13.52      16.44     113,642     0.78
   1996         11.06   0.33           1.68           (0.33)        (0.15)        12.59      18.41     102,515     0.81
   1995          9.88   0.35           1.21           (0.35)        (0.03)        11.06      16.21      61,092     0.73
   1994         10.39   0.35          (0.51)          (0.35)           --          9.88      (1.62)     42,429     0.62
   19934        10.00   0.16           0.39           (0.16)           --         10.39       5.52+     29,434     0.45
   CLASS A**
   1997(A)     $13.52  $0.12         $ 0.84          $(0.13)       $(0.75)       $13.60       7.19%+  $  5,532     1.07%
   1997         12.59   0.32           1.61           (0.32)        (0.68)        13.52      16.15       4,198     1.03
   1996         11.06   0.30           1.68           (0.30)        (0.15)        12.59      18.13       3,188     1.06
   1995          9.89   0.34           1.19           (0.33)        (0.03)        11.06      15.84       2,344     0.98
   1994         10.38   0.31          (0.49)          (0.31)           --          9.89      (1.86)      2,222     0.87
   19937        10.00   0.16           0.38           (0.16)           --         10.38       2.50+        701     0.55
   CLASS B
   1997(A)(14) $14.39  $0.09         $(0.09)         $ 0.13        $(0.75)       $13.51      (0.45)%+ $    573     1.82%

                           RATIO    RATIO OF NET
              RATIO     OF EXPENSES INCOME (LOSS)
              OF NET    TO AVERAGE   TO AVERAGE
              INCOME    NET ASSETS   NET ASSETS   PORTFOLIO  AVG.
             TO AVERAGE (EXCLUDING   (EXCLUDING   TURNOVER   COMM.
             NET ASSETS   WAIVERS)    WAIVERS)     RATE***  RATE11
             ----------  ----------- ------------ --------- ------
-----------
SPECIAL EQU
-----------
   CLASS Y*
   1997(A)     (0.44)%      1.81%       (1.18)%       32%  $0.0628
   1997         0.19        1.82        (0.79)        74   $0.0581
   1996         0.94        1.79        (0.51)        72    0.0539
   INSTITUTIONAL CLASS*
   1995         1.14%       1.97%       (0.51)%      129%     N/A
   CLASS A*
   1997(A)     (0.69)%      2.06%       (1.43)%       32%  $0.0628
   1997        (0.12)       2.07        (1.05)        74   $0.0581
   1996         0.91        1.82        (0.55)        72    0.0539
   RETAIL CLASS*
   1995         1.29%       2.24%       (0.68)%      129%     N/A
   PRIOR CLASS
   19945        1.06%       2.10%       (0.89)%       39%     N/A
   CLASS B
   1997(A)(12) (1.44)%      2.81%       (2.18)%       32%  $0.0628

------------------------------
INTERNATIONATIONAL GROWTH FUND
------------------------------
   CLASS Y**
   1997(A)      0.47%       1.04%        0.38%        25%  $0.0024
   1997         0.82        1.29         0.73         59    0.0080
   1996         1.05        1.25         0.94         41    0.0270
   1995         0.98        1.19         0.84         59      N/A
   1994         0.23        1.18         0.04         67      N/A
   1993         1.22        1.28         0.93         59      N/A
   1992         1.67        1.40         1.23         87      N/A
   1991         1.80        1.56         1.23         49      N/A
   19906        2.57        1.99         1.80         20      N/A
   CLASS A**
   1997(A)      0.23%       1.29%        0.14%        25%  $0.0024
   1997         0.57        1.54         0.48         59    0.0080
   1996         0.80        1.50         0.69         41    0.0270
   1995         0.73        1.44         0.59         59      N/A
   1994         0.05        1.43        (0.14)        67      N/A
   19934        1.51        1.44         1.22         59      N/A
   CLASS B
   1997(A)(15) (1.15)%      2.23%       (1.22%)       25%  $0.0024

-------------
BALANCED FUND
-------------
   CLASS Y**
   1997(A)      2.12%       1.03%        1.91%        30%  $0.0601
   1997         2.79        1.00         2.57         54    0.0600
   1996         2.79        1.03         2.57         74    0.0621
   1995         3.51        1.07         3.17         46      N/A
   1994         3.46        1.08         3.00         56      N/A
   19934        3.38        1.39         2.45         21      N/A
   CLASS A**
   1997(A)      1.87%       1.28%        1.66%        30%  $0.0601
   1997         2.54        1.25         2.32         54    0.0600
   1996         2.53        1.27         2.32         74    0.0621
   1995         3.27        1.32         2.93         46      N/A
   1994         3.21        1.33         2.75         56      N/A
   19937        5.76        1.48         4.83         21      N/A
   CLASS B
   1997(A)(14) (1.12)%      2.03%        0.91%        30%  $0.0601

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
5  COMMENCED OPERATIONS MARCH 15, 1994. UNLESS OTHERWISE NOTED, ALL RATIOS FOR
   THE PERIOD HAVE BEEN ANNUALIZED.
6  COMMENCED OPERATIONS FEBRUARY 12, 1990. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
7  COMMENCED OPERATIONS MARCH 16, 1993. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
8  TOTAL RETURN DOES NOT REFLECT APPLICABLE SALES LOAD. ADDITIONALLY TOTAL RETURN FOR CLASS Y & CLASS A FOR THE CORE
   EQUITY & SPECIAL EQUITY FUNDS FOR 1996 ARE FOR AN EIGHT MONTH PERIOD ENDED JUNE 30, 1997.
9  THE PER SHARE AMOUNT FOR THESE FUNDS FOR THE YEAR ENDED JUNE 30, 1996 REPRESENTS THE PERIOD FROM NOVEMBER 1, 1995 TO
   JUNE 30, 1996.  ALL PRIOR YEARS ARE FOR THE PERIODS NOVEMBER 1 TO OCTOBER 31.
10 COMMENCED OPERATIONS ON OCTOBER 9, 1996. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
11 AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES DURING
   THE PERIOD. PRESENTATION OF THE RATE IS ONLY REQUIRED FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.
12 COMMENCED OPERATIONS ON NOVEMBER 7, 1997. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
13 COMMENCED OPERATIONS ON NOVEMBER 18, 1997. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
14 COMMENCED OPERATIONS ON NOVEMBER 5, 1997. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
15 COMMENCED OPERATIONS ON NOVEMBER 24, 1997. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL
HIGHLIGHTS
--------------------------------------------------------------------------------

     COREFUND FIXED INCOME FUNDS

AS OF
DECEMBER 31, 1997
(UNAUDITED)


For a Share Outstanding Throughout the Period

              NET                                                                                      NET
             ASSET                 REALIZED AND   DISTRIBUTIONS  DISTRIBUTIONS     NET                ASSETS     RATIO
             VALUE      NET        UNREALIZED      FROM NET         FROM       ASSET VALUE             END    OF EXPENSES
           BEGINNING INVESTMENT  GAINS OR (LOSSES) INVESTMENT      CAPITAL         END        TOTAL  OF PERIOD TO AVERAGE
           OF PERIOD   INCOME     ON SECURITIES      INCOME         GAINS       OF PERIOD   RETURN10  (000)    NET ASSETS
           --------- ----------  ---------------- -------------  -------------  -----------  ------- --------- -----------
-------------------------
SHORT TERM INCOME FUND11
-------------------------
   CLASS Y*
   1997(A)  $ 9.97    $0.28          $ 0.02        $(0.28)         $  --         $ 9.99      3.00%+ $ 37,203     0.49%
   1997       9.94     0.53            0.03         (0.53)            --           9.97      5.82     37,011     0.47
   1996      10.05     0.36           (0.08)        (0.38)          (0.01)         9.94      2.78     30,132     0.51
   INSTITUTIONAL CLASS*
   19951    $10.00    $0.25          $ 0.03        $(0.23)         $  --         $10.05      2.57%+ $ 36,059     0.63%
   CLASS A*
   1997(A)  $ 9.96    $0.26          $ 0.02        $(0.26)         $  --         $ 9.98      2.87%+ $    570     0.74%
   1997       9.93     0.51            0.03         (0.51)            --           9.96      5.59        493     0.73
   1996      10.04     0.35           (0.10)        (0.35)          (0.01)         9.93      2.55          1     0.76
   RETAIL CLASS*
   19952    $10.01    $0.23           $0.02        $(0.22)         $  --         $10.04      2.87%+ $     11     0.88%

-----------------------------
SHORT-INTERMEDIATE BOND FUND
-----------------------------
   CLASS Y**
   1997(A)  $ 9.83    $0.29          $ 0.12        $(0.29)         $  --         $ 9.95      4.25%+ $169,990     0.51%
   1997       9.76     0.59            0.07         (0.59)            --           9.83      6.90    163,153     0.49
   1996       9.84     0.57           (0.08)        (0.57)            --           9.76      5.05    159,841     0.55
   1995       9.63     0.53            0.21         (0.53)            --           9.84      8.22     55,128     0.60
   1994      10.18     0.43           (0.53)        (0.43)          (0.02)         9.63     (0.32)    48,379     0.58
   1993      10.01     0.47            0.31         (0.47)          (0.14)        10.18      7.90     44,692     0.42
   19923     10.00     0.23            0.01         (0.23)            --          10.01      2.49+    22,623     0.11
   CLASS A**
   1997(A)  $ 9.83    $0.28          $ 0.12        $(0.28)         $  --         $ 9.95      4.14%+ $  2,831     0.76%
   1997       9.76     0.56            0.07         (0.56)            --           9.83      6.64      2,752     0.74
   1996       9.84     0.54           (0.08)        (0.54)            --           9.76      4.79      3,062     0.81
   1995       9.63     0.54            0.20         (0.53)            --           9.84      7.95      1,961     0.85
   1994      10.18     0.41           (0.53)        (0.41)          (0.02)         9.63     (0.56)     9,365     0.83
   19934     10.01     0.20            0.17         (0.20)            --          10.18      3.95+     5,752     0.75

-----------------------
GOVERNMENT INCOME FUND
-----------------------
   CLASS Y**
   1997(A)  $ 9.76    $0.31          $ 0.27        $(0.31)         $  --         $10.03      6.00%+ $ 21,032     0.73%
   1997       9.62     0.62            0.14         (0.62)            --           9.76      8.15     19,007     0.70
   1996       9.83     0.61           (0.21)        (0.61)            --           9.62      4.09     13,943     0.64
   1995       9.52     0.62            0.31         (0.62)            --           9.83     10.26     11,305     0.59
   1994      10.18     0.50           (0.62)        (0.50)          (0.04)         9.52     (1.34)     9,089     0.50
   19935     10.00     0.13            0.18         (0.13)            --          10.18      3.12+     6,323     0.44
   CLASS A**
   1997(A)  $ 9.76    $0.30          $ 0.27        $(0.30)         $  --         $10.03      5.86%+ $  1,827     0.98%
   1997       9.62     0.60            0.14         (0.60)            --           9.76      7.88      1,660     0.95
   1996       9.84     0.58           (0.22)        (0.58)            --           9.62      3.73      1,287     0.88
   1995       9.51     0.61            0.33         (0.61)            --           9.84     10.23      1,374     0.85
   1994      10.17     0.47           (0.62)        (0.47)          (0.04)         9.51     (1.57)     1,536     0.75
   19938     10.00     0.07            0.17         (0.07)            --          10.17      1.71+       201     0.63

------------
BOND FUND11
------------
   CLASS Y*
   1997(A)  $10.24    $0.32          $ 0.29        $(0.32)         $  --         $10.53      6.06%+ $173,565     0.57%
   1997      10.15     0.64            0.09         (0.64)            --          10.24      7.43    182,364     0.56
   1996      10.55     0.43           (0.30)        (0.45)          (0.08)        10.15      1.23    198,605     0.55
   INSTITUTIONAL CLASS*
   1995    $  9.81    $0.61          $ 0.71        $(0.58)         $  --         $10.55     13.87%  $194,442     0.71%
   CLASS A*
   1997(A)  $10.24    $0.31          $ 0.29        $(0.31)         $  --         $10.53      5.93%+ $  2,027     0.82%
   1997      10.15     0.62            0.09         (0.62)            --          10.24      7.15      1,622     0.81
   1996      10.56     0.44           (0.33)        (0.44)          (0.08)        10.15      0.98      1,273     0.80
   RETAIL CLASS*
   1995    $  9.81    $0.60          $ 0.72        $(0.57)         $  --         $10.56     13.83%  $  1,373     0.97%
   PRIOR CLASS
   1994     $11.18    $0.53          $(1.04)       $(0.52)         $(0.34)       $ 9.81     (4.75)% $ 23,377     1.01%
   1993      10.89     0.56            0.54         (0.56)          (0.25)        11.18     10.63     27,346     0.88
   1992      10.65     0.70            0.32         (0.68)          (0.10)        10.89      9.82     15,180     0.46
   1991       9.96     0.78            0.69         (0.78)            --          10.65     15.16      7,255     0.47
   19906     10.00     0.50           (0.04)        (0.50)            --           9.96      4.64+     4,593     0.68

                             RATIO    RATIO OF NET
                RATIO     OF EXPENSES INCOME (LOSS)
                OF NET    TO AVERAGE   TO AVERAGE
                INCOME    NET ASSETS   NET ASSETS   PORTFOLIO
               TO AVERAGE (EXCLUDING   (EXCLUDING   TURNOVER
               NET ASSETS   WAIVERS)    WAIVERS)     RATE***
               ----------  ----------- ------------ ---------
------------------------
SHORT TERM INCOME FUND11
------------------------
   CLASS Y*
   1997(A)       5.48%       1.07%        4.90%        28%
   1997          5.37        1.05         4.79         99
   1996          5.31        1.03         4.79        102
   INSTITUTIONAL CLASS*
   19951         5.43%       1.08%        4.98%        40%
   CLASS A*
   1997(A)       5.23%       1.32%        4.65%        28%
   1997          5.18        1.32         4.59         99
   1996          5.05        1.25         4.56        102
   RETAIL CLASS*
   19952         5.05%       1.33%        4.60%        40%

----------------------------
SHORT-INTERMEDIATE BOND FUND
----------------------------
   CLASS Y**
   1997(A)       5.37%       0.80%        5.08%        66%
   1997          5.98        0.80         5.67        158
   1996          5.80        0.81         5.54        257
   1995          5.76        0.84         5.52        405
   1994          4.30        0.86         4.02        299
   1993          4.62        0.86         4.18        188
   19923         5.73        0.84         5.00         51
   CLASS A**
   1997(A)       4.88%       1.05%        4.59%        66%
   1997          5.73        1.05         5.42        158
   1996          5.51        1.06         5.27        257
   1995          5.27        1.09         5.03        405
   1994          4.05        1.11         3.77        299
   19934         3.78        1.19         3.34        188

----------------------
GOVERNMENT INCOME FUND
----------------------
   CLASS Y**
   1997(A)       6.16%       0.83%        6.06%        18%
   1997          6.40        0.85         6.25        120
   1996          6.17        0.89         5.92        131
   1995          6.53        0.98         6.14        368
   1994          4.93        1.00         4.43        157
   19935         5.41        1.10         4.75         93
   CLASS A**
   1997(A)       5.91%       1.08%        5.81%        18%
   1997          6.15        1.10         6.00        120
   1996          5.93        1.14         5.67        131
   1995          6.25        1.24         5.86        368
   1994          4.68        1.25         4.18        157
   19938         5.35        1.29         4.69         93

-----------
BOND FUND11
-----------
   CLASS Y*
   1997(A)       6.11%       1.04%        5.64%        71%
   1997          6.29        1.04         5.81        210
   1996          6.28        0.97         5.86        190
   INSTITUTIONAL CLASS*
   1995          6.09%       1.12%        5.68%       352%
   CLASS A*
   1997(A)       5.86%       1.29%        5.39%        71%
   1997          6.05        1.29         5.57        210
   1996          6.02        1.22         5.61        190
   RETAIL CLASS*
   1995          6.02%       1.44%        5.55%       352%
   PRIOR CLASS*
   1994          5.07%       1.60%        4.48%       232%
   1993          5.16        1.49         4.55        158
   1992          6.78        1.24         6.01         99
   1991          7.71        1.41         6.78         47
   19906         7.75        1.62         6.81         23


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------

For a Share Outstanding Throughout the Period

                                                                                                        NET
           NET ASSET    NET        REALIZED AND   DISTRIBUTIONS  DISTRIBUTIONS     NET                 ASSETS     RATIO
             VALUE      NET         UNREALIZED      FROM NET         FROM       ASSET VALUE             END    OF EXPENSES
           BEGINNING INVESTMENT  GAINS OR (LOSSES) INVESTMENT      CAPITAL         END        TOTAL  OF PERIOD TO AVERAGE
           OF PERIOD   INCOME     ON SECURITIES      INCOME         GAINS       OF PERIOD   RETURN10   (000)   NET ASSETS
           --------- ----------  ---------------- -------------  -------------  -----------  ------- --------- -----------
----------------
GLOBAL BOND FUND
----------------
   CLASS Y**
   1997(A)  $ 9.54    $0.37         $(0.17)         $(0.41)         $  --         $ 9.33      2.06%+  $ 35,625    0.68%
   1997       9.70     0.49           0.09           (0.74)            --           9.54      6.18      34,590    0.85
   1996       9.62     0.47           0.30           (0.69)            --           9.70      8.00      32,998    0.71
   1995       9.06     0.62           0.24           (0.30)            --           9.62      9.70      26,898    0.64
   19947     10.00     0.25          (1.15)          (0.04)            --           9.06     (9.00)+    24,957    0.73
   CLASS A**
   1997(A)  $ 9.52    $0.29         $(0.10)         $(0.39)         $  --         $ 9.32      2.05%+  $    246    0.93%
   1997       9.68     0.42           0.14           (0.72)            --           9.52      5.92         182    1.10
   1996       9.61     0.61           0.12           (0.66)            --           9.68      7.74         152    0.96
   1995       9.04     0.61           0.24           (0.28)            --           9.61      9.57         170    0.89
   19947     10.00     0.19          (1.11)          (0.04)            --           9.04     (9.22)+       167    0.98
---------------------------------
INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------
   CLASS Y**
   1997(A)  $10.05    $0.21         $ 0.20          $(0.21)         $  --         $10.25      4.13%+  $    906    0.56%
   1997       9.92     0.42           0.13           (0.42)            --          10.05      5.62         993    0.55
   1996       9.83     0.37           0.09           (0.37)            --           9.92      4.74         403    0.81
   1995       9.68     0.38           0.15           (0.38)            --           9.83      5.58         365    0.82
   1994      10.09     0.39          (0.41)          (0.39)            --           9.68     (0.27)      1,088    0.63
   19938     10.00     0.04           0.09           (0.04)            --          10.09      1.33+      2,009    0.58
   CLASS A**
   1997(A)  $10.05    $0.20         $ 0.20          $(0.20)         $  --         $10.25      4.00%+  $    966    0.81%
   1997       9.92     0.39           0.13           (0.39)            --          10.05      5.36         959    0.80
   1996       9.83     0.35           0.09           (0.35)            --           9.92      4.48       1,015    1.08
   1995       9.67     0.35           0.16           (0.35)            --           9.83      5.42       1,027    1.08
   1994      10.08     0.37          (0.41)          (0.37)            --           9.67     (0.52)      1,311    0.88
   19938     10.00     0.03           0.08           (0.03)            --          10.08      1.19+        166    0.81
---------------------------------
PENNSYLVANIA MUNICIPAL BOND FUND
---------------------------------
   CLASS Y**
   1997(A)  $10.47    $0.27         $ 0.30          $(0.27)         $  --         $10.77      5.51%+  $ 12,912    0.08%
   1997      10.22     0.54           0.25           (0.54)            --          10.47      7.92      10,171    0.08
   1996      10.16     0.55           0.06           (0.55)            --          10.22      6.02       8,864    0.21
   1995       9.95     0.51           0.21           (0.51)            --          10.16      7.50       2,272    0.39
   19949     10.00     0.06          (0.05)          (0.06)            --           9.95      0.14+        434    0.42
   CLASS A**
   1997(A)  $10.47    $0.26         $ 0.31          $(0.26)         $  --         $10.78      5.47%+  $  4,590    0.33%
   1997      10.22     0.51           0.25           (0.51)            --          10.47      7.65       2,004    0.33
   1996      10.16     0.52           0.06           (0.52)            --          10.22      5.76         994    0.46
   1995       9.95     0.49           0.21           (0.49)            --          10.16      7.25         317    0.64
   19949     10.00     0.06          (0.05)          (0.06)            --           9.95      0.09+        163    0.67
-------------------------------
NEW JERSEY MUNICIPAL BOND FUND
-------------------------------
   CLASS Y**
   1997(A)  $10.16    $0.26         $ 0.30          $(0.26)         $  --         $10.46      5.55%+  $  1,605    0.11%
   1997      10.08     0.51           0.15           (0.51)          (0.07)        10.16      6.70       1,477    0.21
   1996      10.12     0.51           0.02           (0.51)          (0.06)        10.08      5.28       1,317    0.37
   1995       9.94     0.52           0.18           (0.52)            --          10.12      7.25       1,550    0.42
   19949     10.00     0.06          (0.06)          (0.06)            --           9.94      0.01+      1,432    0.43
   CLASS A**
   1997(A)  $10.15    $0.25         $ 0.30          $(0.25)         $  --         $10.45      5.42%+  $    51     0.36%
   1997      10.07     0.48           0.15           (0.48)          (0.07)        10.15      6.44         398    0.45
   1996      10.12     0.48           0.01           (0.48)          (0.06)        10.07      4.93         304    0.60
   1995       9.95     0.49           0.17           (0.49)            --          10.12      6.84          24    0.68
   19949     10.00     0.06          (0.05)          (0.06)            --           9.95      0.08+          2    0.68


                           RATIO    RATIO OF NET
              RATIO     OF EXPENSES    INCOME
              OF NET    TO AVERAGE   TO AVERAGE
              INCOME    NET ASSETS   NET ASSETS   PORTFOLIO
             TO AVERAGE (EXCLUDING   (EXCLUDING   TURNOVER
             NET ASSETS   WAIVERS)    WAIVERS)     RATE***
             ----------  ----------- ------------ ---------
-----------
GLOBAL BOND
-----------
   CLASS Y**
   1997(A)     5.16%       0.87%        4.97%         7%
   1997        5.14        1.03         4.96         90
   1996        5.81        0.95         5.57         67
   1995        6.84        1.03         6.45        133
   19947       5.04        1.12         4.65        161
   CLASS A**
   1997(A)     4.91%       1.12%        4.72%         7%
   1997        4.89        1.28         4.71         90
   1996        5.56        1.20         5.32         67
   1995        6.59        1.28         6.20        133
   19947       4.79        1.37         4.40        161
--------------------------------
INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------
   CLASS Y**
   1997(A)     4.07%       1.07%        3.56%         8%
   1997        4.20        1.02         3.73         22
   1996        3.73        1.31         3.23         10
   1995        3.91        1.26         3.47          9
   1994        3.91        1.17         3.37         43
   19938       2.74        1.45         1.87         10
   CLASS A**
   1997(A)     3.87%       1.32%        3.36%         8%
   1997        3.92        1.23         3.49         22
   1996        3.47        1.61         2.94         10
   1995        3.65        1.52         3.21          9
   1994        3.66        1.42         3.12         43
   19938       2.51        1.68         1.64         10
--------------------------------
PENNSYLVANIA MUNICIPAL BOND FUND
--------------------------------
   CLASS Y**
   1997(A)     4.99%       0.82%        4.25%        17%
   1997        5.23        0.83         4.48         39
   1996        5.25        0.96         4.50         92
   1995        5.26        1.14         4.51         18
   19949       5.09        1.17         4.34          3
   CLASS A**
   1997(A)     4.74%       1.07%        4.00%        17%
   1997        4.99        1.08         4.24         39
   1996        4.93        1.21         4.18         92
   1995        4.95        1.39         4.20         18
   19949       4.84        1.42         4.09          3
------------------------------
NEW JERSEY MUNICIPAL BOND FUND
------------------------------
   CLASS Y**
   1997(A)     4.96%       0.86%        4.21%         4%
   1997        5.02        0.96         4.27         19
   1996        4.93        1.12         4.18         21
   1995        5.21        1.17         4.46         32
   19949       5.07        1.35         4.15         13
   CLASS A**
   1997(A)     4.71%       1.11%        3.96%         4%
   1997        4.81        1.20         4.06         19
   1996        4.65        1.35         3.90         21
   1995        4.97        1.44         4.21         32
   19949       4.82        1.60         3.90         13

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
*  ON FEBRUARY 21, 1995, THE SHARES OF THE FUNDS WERE REDESIGNED AS EITHER
   RETAIL OR INSTITUTIONAL SHARES. ON THAT DATE, THE FUND'S NET INVESTMENT
   INCOME, EXPENSES AND DISTRIBUTIONS FOR THE PERIOD NOVEMBER 1, 1994 THROUGH
   FEBRUARY 20, 1995 WERE ALLOCATED TO EACH CLASS OF SHARES. THE BASIS FOR THE
   ALLOCATION WAS THE RELATIVE NET ASSETS OF EACH CLASS OF SHARES AS OF FEBRUARY
   21, 1995. THE RESULTS WERE COMBINED WITH THE RESULTS OF OPERATIONS AND
   DISTRIBUTIONS FOR EACH APPLICABLE CLASS FOR THE PERIOD FEBRUARY 21, 1995
   THROUGH OCTOBER 31, 1995. FOR THE YEAR ENDED OCTOBER 31, 1995, THE FINANCIAL
   HIGHLIGHTS' RATIOS OF EXPENSES, NET INVESTMENT INCOME, TOTAL RETURN, AND THE
   PER SHARE INVESTMENT ACTIVITIES AND DISTRIBUTIONS REFLECT THIS ALLOCATION.
   ADDITIONALLY, ON APRIL 22, 1996 THE CONESTOGA SHORT-TERM INCOME AND BOND
   FUNDS WERE ACQUIRED BY COREFUNDS, INC. AT WHICH TIME THE INSTITUTIONAL CLASS
   OF SHARES OF THESE FUNDS WERE REDESIGNATED CLASS Y AND THE RETAIL CLASS OF
   SHARES OF THESE FUNDS WERE REDESIGNATED CLASS A.
** ON APRIL 22, 1996 THE SERIES A SHARES OF EACH FUND, EXCLUDING THE SHORT TERM
   INCOME AND BOND FUNDS, WERE REDESIGNATED CLASS Y AND THE SERIES B SHARES OF
   EACH FUND, EXCLUDING THE SHORT TERM INCOME AND BOND FUNDS, WERE REDESIGNATED
   CLASS A.
***FOR THE YEAR ENDED JUNE 30, 1996, TRANSACTIONS RELATING TO THE MERGER WERE
   EXCLUDED FROM THE CALCULATION OF THE PORTFOLIO TURNOVER RATE.
 + THIS FIGURE HAS NOT BEEN ANNUALIZED.
(A)RATIOS FOR THIS SIX-MONTH PERIOD ENDED DECEMBER 31, 1997, HAVE BEEN ANNUALIZED.
 1 COMMENCED OPERATIONS MAY 15, 1995.  UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN
   ANNUALIZED.
 2 COMMENCED OPERATIONS MAY 17, 1995. UNLESS OTHERWISE NOTED, ALL RATIOS FOR
   THE PERIOD HAVE BEEN ANNUALIZED.
 3 COMMENCED OPERATIONS FEBRUARY 3, 1992. UNLESS OTHERWISE NOTED, ALL RATIOS
   FOR THE PERIOD HAVE BEEN ANNUALIZED.
 4 COMMENCED OPERATIONS JANUARY 4, 1993.  UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 5 COMMENCED OPERATIONS APRIL 1, 1993.  UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN
   ANNUALIZED.
 6 COMMENCED OPERATIONS FEBRUARY 28, 1990. UNLESS OTHERWISE NOTED, ALL RATIOS
   FOR THE PERIOD HAVE BEEN ANNUALIZED.
 7 COMMENCED OPERATIONS DECEMBER 15, 1993.  UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 8 COMMENCED OPERATIONS MAY 3, 1993.  UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN
   ANNUALIZED.
 9 COMMENCED OPERATIONS MAY 16, 1994.  UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
10 TOTAL RETURN DOES NOT REFLECT THE SALES LOAD CHARGED ON THE CLASS A SHARES.  ADDITIONALLY, TOTAL RETURN FOR CLASS Y &
   CLASS A FOR THE SHORT TERM INCOME AND BOND FUNDS FOR 1996 ARE FOR THE EIGHT
   MONTH PERIOD ENDED DECEMBER 31, 1996.
11 THE PER SHARE AMOUNT FOR THESE FUNDS FOR THE YEAR ENDED JUNE 30, 1996
   REPRESENTS THE PERIOD FROM NOVEMBER 1, 1995 TO JUNE 30, 1996. ALL PRIOR YEARS
   ARE FOR THE PERIODS NOVEMBER 1 TO OCTOBER 31.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL
HIGHLIGHTS                                              [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------

   COREFUND MONEY MARKET FUNDS

AS OF
DECEMBER 31, 1997
(UNAUDITED)

For a Share Outstanding Throughout the Period

                                                                                                              RATIO     RATIO OF NET
                                                                             NET                   RATIO     OF EXPENSES    INCOME
           NET ASSET              DISTRIBUTIONS      NET                  ASSETS      RATIO       OF NET    TO AVERAGE   TO AVERAGE
             VALUE      NET         FROM NET     ASSET VALUE                END     OF EXPENSES   INCOME    NET ASSETS   NET ASSETS
           BEGINNING INVESTMENT    INVESTMENT        END        TOTAL    OF PERIOD  TO AVERAGE   TO AVERAGE (EXCLUDING   (EXCLUDING
           OF PERIOD   INCOME        INCOME       OF PERIOD     RETURN     (000)    NET ASSETS   NET ASSETS   WAIVERS)    WAIVERS)
           --------- ----------  --------------- ------------  --------  ---------  -----------  ---------- ----------- ------------
----------------
TREASURY RESERVE
----------------
   CLASS Y*
   1997(A)    $1.00    $0.03        $(0.03)         $1.00       2.57%+    $806,855    0.51%       5.05%        0.70%        4.86%
   1997        1.00     0.05         (0.05)          1.00       4.97       835,384    0.51        4.86         0.71         4.66
   1996        1.00     0.05         (0.05)          1.00       5.20       892,562    0.50        5.02         0.77         4.75
   1995        1.00     0.05         (0.05)          1.00       4.98       479,206    0.48        4.91         0.85         4.54
   1994        1.00     0.03         (0.03)          1.00       2.91       484,974    0.48        2.87         0.86         2.49
   1993        1.00     0.03         (0.03)          1.00       2.96       446,788    0.46        2.89         0.85         2.50
   1992        1.00     0.05         (0.05)          1.00       4.73       444,388    0.38        4.58         0.82         4.14
   1991        1.00     0.07         (0.07)          1.00       7.11       427,439    0.37        6.80         0.82         6.35
   1990        1.00     0.08         (0.08)          1.00       8.38       270,524    0.37        8.03         0.84         7.56
   19892       1.00     0.06         (0.06)          1.00       4.66+      220,479    0.20        9.26         0.84         8.62

   CLASS C*
   1997(A)    $1.00    $0.03        $(0.03)         $1.00       2.44%+   $  24,414    0.76%       4.80%        0.95%        4.61%
   1997        1.00     0.05         (0.05)          1.00       4.71        12,146    0.76        4.61         0.96         4.41
   1996        1.00     0.05         (0.05)          1.00       4.94        19,386    0.75        4.81         1.03         4.53
   1995        1.00     0.05         (0.05)          1.00       4.72        21,612    0.73        4.81         1.10         4.44
   1994        1.00     0.03         (0.03)          1.00       2.65         7,573    0.73        2.62         1.11         2.24
   19931       1.00     0.01         (0.01)          1.00       1.21+        7,672    0.75        2.46         1.14         2.07

-------------
CASH RESERVE
-------------
   CLASS Y*
   1997(A)    $1.00    $0.03        $(0.03)         $1.00       2.65%+    $956,368    0.52%       5.20%        0.72%        5.00%
   1997        1.00     0.05         (0.05)          1.00       5.09       886,251    0.50        4.99         0.70         4.79
   1996        1.00     0.05         (0.05)          1.00       5.26       790,211    0.50        5.09         0.78         4.81
   1995        1.00     0.05         (0.05)          1.00       5.15       510,341    0.48        5.04         0.85         4.67
   1994        1.00     0.03         (0.03)          1.00       3.00       505,273    0.47        2.95         0.85         2.57
   1993        1.00     0.03         (0.03)          1.00       2.99       460,832    0.46        2.97         0.85         2.58
   1992        1.00     0.05         (0.05)          1.00       4.83       568,672    0.38        4.68         0.82         4.24
   1991        1.00     0.07         (0.07)          1.00       7.28       473,187    0.37        6.94         0.82         6.49
   1990        1.00     0.08         (0.08)          1.00       8.65       316,290    0.34        8.28         0.80         7.82
   1989        1.00     0.09         (0.09)          1.00       8.87       186,151    0.37        8.62         0.90         8.05
   1988        1.00     0.07         (0.07)          1.00       6.70        82,399    0.55        6.54         1.14         5.96

   CLASS C*
   1997(A)    $1.00    $0.03        $(0.03)         $1.00       2.52%+   $  79,712    0.77%       4.95%        0.97%        4.75%
   1997        1.00     0.05         (0.05)          1.00       4.83        27,693    0.75        4.74         0.95         4.54
   1996        1.00     0.05         (0.05)          1.00       5.00        19,736    0.75        4.86         1.03         4.58
   1995        1.00     0.05         (0.05)          1.00       4.89        17,583    0.73        4.86         1.10         4.49
   1994        1.00     0.03         (0.03)          1.00       2.74        11,451    0.72        2.70         1.10         2.32
   19931       1.00     0.01         (0.01)          1.00       1.23+       15,330    0.76        2.52         1.15         2.13

   CLASS B
   1997(A)(4) $1.00    $  --        $   --          $1.00       0.50%+   $      80    1.52%       4.20%        1.72%        4.00%

----------------
TAX-FREE RESERVE
----------------
   CLASS Y*
   1997(A)    $1.00    $0.02        $(0.02)         $1.00       1.63%+   $ 152,822    0.52%       3.17%        0.71%        2.98%
   1997        1.00     0.03         (0.03)          1.00       3.08       119,579    0.50        3.07         0.70         2.87
   1996        1.00     0.03         (0.03)          1.00       3.20       104,196    0.48        3.14         0.76         2.86
   1995        1.00     0.03         (0.03)          1.00       3.12        62,756    0.48        3.09         0.85         2.72
   1994        1.00     0.02         (0.02)          1.00       2.03        79,384    0.49        2.00         0.87         1.62
   1993        1.00     0.02         (0.02)          1.00       2.23        72,255    0.51        2.20         0.89         1.82
   1992        1.00     0.03         (0.03)          1.00       3.56        80,147    0.37        3.39         0.88         2.88
   19913       1.00     0.01         (0.01)          1.00       1.07+       42,573    0.06        4.20         0.81         3.45

   CLASS C*
   1997(A)    $1.00    $0.02        $(0.02)         $1.00       1.49%+   $  12,396    0.77%       2.92%        0.96%        2.73%
   1997        1.00     0.03         (0.03)          1.00       2.83         3,202    0.75        2.82         0.95         2.62
   1996        1.00     0.03         (0.03)          1.00       2.95         2,850    0.73        2.94         1.02         2.65
   1995        1.00     0.03         (0.03)          1.00       2.86         1,524    0.73        2.80         1.10         2.43
   1994        1.00     0.02         (0.02)          1.00       1.78         2,708    0.74        1.75         1.12         1.37
   19931       1.00     0.01         (0.01)          1.00       0.85+        1,795    0.76        1.71         1.14         1.33

 AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
*  ON APRIL 22, 1996, SERIES A SHARES WERE REDESIGNATED CLASS Y AND SERIES B
    SHARES WERE REDESIGNATED CLASS C. + RETURNS ARE FOR THE PERIOD INDICATED AND
   HAVE NOT BEEN ANNUALIZED.
(A)RATIOS FOR THIS SIX-MONTH PERIOD ENDED DECEMBER 31, 1997, HAVE BEEN ANNUALIZED.
 1 COMMENCED OPERATIONS JANUARY 4, 1993. RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 2 COMMENCED OPERATIONS NOVEMBER 21, 1988. RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 3 COMMENCED OPERATIONS APRIL 16, 1991. RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 4 COMMENCED OPERATIONS NOVEMBER 18, 1997. RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO
FINANCIAL
STATEMENTS                                              [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------

AS OF
DECEMBER 31, 1997
(UNAUDITED)


1.   ORGANIZATION

   The CoreFund Equity Index Fund, Core Equity Fund, Growth Equity Fund, Special Equity Fund, International Growth Fund, Balanced Fund (the Equity Funds), Short Term Income Fund, Short-Intermediate Bond Fund, Government Income Fund, Bond Fund, Global Bond Fund, Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund (the Fixed Income Funds), Treasury Reserve, Cash Reserve, and Tax-Free Reserve (the Money Market Funds) are portfolios offered by CoreFunds, Inc. (The Company), an open-end investment company registered under the Investment Company Act of 1940, as amended. The Company is presently authorized to offers 20 separate portfolios (the Funds):

      EQUITY PORTFOLIOS:                              MONEY MARKET PORTFOLIOS:
      Equity Index Fund                               Treasury Reserve
      Core Equity Fund                                Cash Reserve
      Growth Equity Fund                              Tax-Free Reserve
      Special Equity Fund                             Elite Cash Reserve
      International Growth Fund                       Elite Treasury Reserve
      Balanced Fund                                   Elite Tax-Free Reserve

      FIXED INCOME PORTFOLIOS:
      Short Term Income Fund
      Short-Intermediate Bond Fund
      Government Income Fund
      Bond Fund
      Global Bond Fund
      Intermediate Municipal Bond Fund
      Pennsylvania Municipal Bond Fund
      New Jersey Municipal Bond Fund

     The financial statements of the Elite Cash Reserve, Elite Treasury Reserve and Elite Tax-Free Reserve are not presented herein.

     The assets of each Portfolio are segregated, and a Shareholder's interest is limited to the Portfolio in which shares are held. The Funds' prospectus provides a description of the Funds' investment objectives, policies and strategies.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Portfolios.

     SECURITY VALUATION--Investment securities of the Equity and Fixed Income Funds that are listed on a securities exchange for which market quotations are available are valued by an independent pricing service at the last quoted sales price for such securities on each business day. If there is no such reported sale, these securities and unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price using procedures determined in good faith by the Board of Trustees. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

     Investment securities of the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

     The books and records of the International Growth Fund and Global Bond Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following bases:

     [BULLET] market value of investment securities, assets and liabilities at the current rate of exchange; and
     [BULLET] purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Growth Fund does not isolate the portion of gains or losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

     The Global Bond Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations for Federal income tax purposes.

NOTES TO
FINANCIAL
STATEMENTS
--------------------------------------------------------------------------------
(CONTINUED)

AS OF
DECEMBER 31, 1997
(UNAUDITED)

     The International Growth Fund and Global Bond Fund report certain foreign currency related transactions as components of unrealized and realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

     FORWARD FOREIGN CURRENCY CONTRACTS--The International Growth Fund and Global Bond Fund enter into forward foreign currency contracts as hedges against either specific transactions or portfolio positions. The aggregate principal amounts of the contracts are not recorded since the funds intend to settle the contracts prior to delivery. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The funds realize gains or losses at the time forward contracts are settled. Financial future contracts are valued at the settlement price established each day by the board of trade on an exchange on which they are traded.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME--Security transactions are accounted for on the trade date of the security purchase or sale. Cost used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period, which is calculated using the effective interest method. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

     REPURCHASE AGREEMENTS--Securities pledged as collateral for repurchase agreements are held by each Portfolio's custodian bank until maturity of the repurchase agreements. Provisions of the agreements and procedures adopted by the adviser ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into insolvency proceedings, realization of collateral by the Portfolio may be delayed or limited.

     EXPENSES--Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Company are pro-rated to the Funds on the basis of relative net assets. Class specific expenses, such as the 12b-1 fees, are borne by that class. Income, other expenses and accumulated realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net asset value each day.

     DISTRIBUTION TO SHAREHOLDERS--The Equity Index Fund, Core Equity Fund, Growth Equity Fund, Special Equity Fund, Balanced Fund and Global Bond Fund declare and pay dividends on a quarterly basis. The International Growth Fund declares and pays dividends periodically. Such dividends are reinvested in additional shares unless otherwise requested. The Short Term Income Fund, Short-Intermediate Bond Fund, Government Income Fund, Bond Fund, Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund, Treasury Reserve, Cash Reserve and Tax-Free Reserve distributions from net investment income are declared on a daily basis and are payable on the first business day of the following month. Any net realized capital gains on sales of securities for a Fund are distributed to its shareholders at least annually.

     Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid in capital in the period that the difference arises.

     Accordingly, for the International Growth Fund and Global Bond Fund as of December 31, 1997, $(411,000) and $450,000 was reclassified from accumulated net realized gain (loss)on investments to accumulated net investment income, respectively.

     FEDERAL INCOME TAXES--It is each Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income tax is required.

     OTHER--Organizational costs incurred with the start up of the Balanced Fund, Government Income Fund, Short Term Income Fund, Intermediate Municipal Bond Fund, Global Bond Fund, Pennsylvania Municipal Bond Fund and New Jersey Municipal Bond Fund are being amortized on a straight line basis over a maximum period of sixty months. If any or all of the shares representing initial capital of each fund are redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organizational cost balance in the same proportion as the number of shares redeemed bears to the initial shares outstanding immediately preceding the redemption.

                                                        [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------


3.   INVESTMENT ADVISORY AND CUSTODIAL SERVICES

     The Company has entered into an investment advisory agreement with CoreStates Investment Advisers, Inc. ("CSIA") to provide investment advisory services to each Fund. For its services CSIA receives a fee based on the annual average daily net assets of each Fund as shown in the following table:

                     ADVISER   INVESTMENT ADVISORY                            ADVISER    INVESTMENT ADVISORY
FUND                 FEE       AGREEMENT DATE         FUND                    FEE        AGREEMENT DATE
-------------------- -------   -------------------    --------------------    -------    -------------------
Equity Index         0.40%     March 25, 1991         Short Term Income       0.74%      April 12, 1996
Core Equity          0.74      April 12, 1996         Short-Intermediate Bond 0.50       March 25, 1991
Growth Equity        0.75      March 25, 1991         Government Income       0.50       March 25, 1991
Special Equity       1.50      April 12, 1996         Bond                    0.74       April 12, 1996
International Growth 0.80      December 5, 1989       Global Bond             0.60       March 25, 1991
Balanced             0.70      March 25, 1991         Intermediate Municipal
                                                        Bond                  0.50       March 25, 1991
Treasury Reserve     0.40      April 12, 1996         Pennsylvania Municipal
Cash Reserve         0.40      April 12, 1996           Bond                  0.50       May 15, 1994
Tax-Free Reserve     0.40      April 12, 1996         New Jersey Municipal
                                                        Bond                  0.50       May 15, 1994

     Advisory fees are computed daily and paid monthly for all Funds. Additionally, for the period ended December 31, 1997, CSIA has voluntarily waived a portion of their fees in order to assist the Funds in maintaining competitive expense ratios.

     CoreStates Bank serves as Custodian to the Company. Under the Custodian Agreement, CoreStates Bank holds each Fund's securities and cash items, makes receipts and disbursements of money on behalf of each Fund, collects and receives all income and other payments and distributions on account of the Funds' securities and performs other related services. CoreStates Bank may, in its discretion and at its own expense, open and maintain a sub-custody account or employ a sub-custodian on behalf of the Funds investing exclusively in the United States and may, with the Funds' Board approval and at the expense of the Funds, employ sub-custodians on behalf of the Funds who invest in foreign countries provided that CoreStates Bank shall remain liable for the performance of all of its duties under the Custodian Agreement.

     Sub-Advisory services are provided to the CoreStates Advisers for the International Growth Fund by Martin Currie, Inc. and Aberdeen Managers (The "Sub-Advisers"). Sub-Advisory services are provided for the Global Bond Fund by Analytic TSA (formerly Alpha Global). CoreStates Advisers is responsible for the supervision, and payment of fees to the Sub-Advisers in connection with their services.

4.   ADMINISTRATIVE, TRANSFER AGENT AND DISTRIBUTION SERVICES

     Pursuant to an Administration agreement dated October 30, 1992, as amended June 1, 1995, SEI Fund Resources ("SFR") acts as the Fund's Administrator. Under the terms of such agreement, SFR is entitled to receive an annual fee of 0.25% on the average net assets of the Funds. SFR voluntarily waives a portion of their fees in order to assist the Funds in maintaining competitive expense ratios.

     Pursuant to a Transfer Agency agreement dated November 16, 1995, Boston Financial Data Services ("BFDS"), a wholly owned subsidiary of State Street Bank and Trust Company acts as the Funds' Transfer Agent. As such, BFDS provides transfer agency, dividend disbursing and shareholder servicing for the Funds.

     On November 2, 1992, SEI Financial Services ("SFS"), a wholly owned subsidiary of SEI, became the Funds' exclusive Distributor pursuant to a distribution agreement dated October 30, 1992.

     The Company has adopted a Distribution Plan (the "Plan") for those Funds offering Class A, C and B shares. The Plan provides for the payment by the Company to the Distributor of up to 0.25% of the daily net assets of each Class A and C Portfolio and 1.00% of the daily net assets of each Class B Portfolio. The Company has also adopted a Shareholder Servicing Plan for those Funds offering Class B shares. The Shareholder Servicing Plan provides for the payment by the Company to the Distributor of up to 25% of the daily net assets of each Class B Portfolio to which the Plan is applicable. The Distributor is authorized to use these fees as compensation for its distribution-related services and as payment to certain securities broker/dealers and financial institutions that enter into shareholder servicing agreements or broker agreements with the Distributor. The Funds paid approximately $850,104 to affiliated brokers for commissions earned on the sales of the shares of the Funds for the six month period ended December 31, 1997.

     Certain officers of the Company are also officers of the Administrator. Such officers are paid no fees by the Funds.

NOTES TO
FINANCIAL
STATEMENTS
--------------------------------------------------------------------------------
(CONTINUED)

AS OF
DECEMBER 31, 1997
(UNAUDITED)

     A contingent Deferred Sales Charge (CDSC) is imposed on redemptions made in the Class B shares. The CDSC varies depending on the number of years from the time of payment for the purchase of Class B shares until the redemption of such shares.
                                                       Contingent Deferred Sales
                                 Year                   Charges as a Percentage
                                 Since                     of Dollar Amount
                               Purchase                    Subject to Charge
                               --------                ------------------------
                                 First                           5.00%
                                Second                           4.00%
                                 Third                           3.00%
                                Fourth                           2.00%
                                 Fifth                           1.00%
                                 Sixth                           None
                                Seventh                Convert to Class A Shares

5.   INVESTMENT TRANSACTIONS

     During the six month period ended December 31, 1997, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

----------------------------------------------------------------------------------------------------------------
                                              --------------------------------   -------------------------------
                                                        PURCHASES                            SALES
                                              --------------------------------   -------------------------------
                                                 U.S.                              U.S.
  PORTFOLIO INVESTMENT TRANSACTIONS (000)     GOVERNMENT     OTHER      TOTAL    GOVERNMENT    OTHER     TOTAL
                                              ----------     -----     -------   ----------   -------   --------
  Equity Index Fund                                 --       26,703     26,703         --      22,386    22,386
  Core Equity Fund                                  --          132        132         --     151,787   151,787
  Growth Equity Fund                                --       66,463     66,463         --      71,272    71,272
  Special Equity Fund                               --       24,748     24,748         --      30,293    30,293
  International Growth Fund                         --       38,930     38,930         --      39,848    39,848
  Balanced Fund                                     --       36,206     36,206         --      34,822    34,822
  Short Term Income Fund                         2,753        5,191      7,944      4,333       5,139     9,472
  Short-Intermediate Bond Fund                  65,819       39,422    105,241     69,963      33,236   103,199
  Government Income Fund                         5,451           --      5,451      3,814          --     3,814
  Bond Fund                                     81,637       39,056    120,693    105,566      65,138   170,704
  Global Bond Fund                                  --       41,416     41,416         --       4,688     4,688
  Intermediate Municipal Fund                       --          139        139         --         232       232
  Pennsylvania Municipal Bond Fund                  --        7,890      7,890         --       2,405     2,405
  New Jersey Municipal Bond Fund                    --          353        353         --          76        76
----------------------------------------------------------------------------------------------------------------

     Certain net capital losses incurred subsequent to October 31, 1996 have been deferred for tax purposes and will be recognized during the fiscal year ended June 30, 1998. The Funds had capital loss carryforwards at December 31, 1997, as follows:

                                            CAPITAL LOSS
                                              CARRYOVER      EXPIRES     EXPIRES      EXPIRES       EXPIRES
                                               6/30/97        2002        2003         2004          2005
                                            ------------    ----------  ----------  -----------   -----------
  Short Term Income Fund                    $   88,520      $    --     $       --     $     --    $   88,520
  Short-Intermediate Bond Fund               2,907,103           --      1,483,436      217,497     1,206,170
  Government Income Fund                       319,174           --        222,660        4,127        92,387
  Bond Fund                                  1,702,115           --             --           --     1,702,115
  Global Bond Fund                           1,573,551           --        844,493           --       729,058
  Intermediate Term Municipal Bond Fund         79,158           --         41,918       34,827         2,413
  Pennsylvania Municipal Bond Fund              96,691       73,679             95        8,784        14,133
  Treasury Reserve                               9,082           --             --           --         9,082
  Cash Reserve                                 167,012      134,628         23,362        9,022            --
  Tax-Free Reserve                              54,381        5,273         44,981        4,127            --
-------------------------------------------------------------------------------------------------------------

For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains.

     At December 31, 1997 the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial purposes. The aggregate gross unrealized gain or loss on securities at December 31, 1997 for each fund within the CoreFunds is as follows:

                                                        [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                          ------------   ------------  --------
                                                                            AGGREGATE      AGGREGATE
                                                                              GROSS          GROSS
  AGGREGATE GROSS UNREALIZED GAIN (LOSS) (000)                            APPRECIATION   DEPRECIATION     NET
                                                                          ------------   ------------  --------
  Equity Index Fund                                                        $119,666      $  (3,247)    $116,419
  Core Equity Fund                                                          149,108        (16,936)     132,172
  Growth Equity Fund                                                         57,102         (1,766)      55,336
  Special Equity Fund                                                        15,922        (11,198)       4,724
  International Growth Fund                                                  29,294        (10,958)      18,336
  Balanced Fund                                                              23,572           (985)      22,587
  Short Term Income Fund                                                         89             (8)          81
  Short-Intermediate Bond Fund                                                1,991            (24)       1,967
  Government Income Fund                                                        570            (15)         555
  Bond Fund                                                                   4,190            (25)       4,165
  Global Bond Fund                                                              554           (881)        (327)
  Intermediate Municipal Bond Fund                                               56             --           56
  Pennsylvania Municipal Bond Fund                                              640             (4)         636
  New Jersey Municipal Bond Fund                                                104             --          104
---------------------------------------------------------------------------------------------------------------

6. FORWARD FOREIGN CURRENCY CONTRACTS

     The International Growth Fund and Global Bond Fund enter into forward foreign currency contracts as hedges against portfolio positions. Such contracts, which protect the value of a Fund's investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. The following forward foreign currency contracts were outstanding at December 31, 1997:

-------------------------------------------------------------------------------
  GLOBAL BOND FUND:
  Foreign Currency Sales:

                             Contracts to       In Exchange        Unrealized
                            Deliver/Receive         For           Appreciation
                            ---------------     -----------       ------------
  3/23/98                   DM   10,750,000      $6,101,645        $  96,870
  3/23/98                   DK   19,000,000       2,829,149           44,204
  3/12/98                   FF   10,500,000       1,761,036            8,991
  3/12/98                   GP    1,950,000       3,197,318           34,913
  3/23/98                   SK   13,600,000       1,763,451           46,185
                                                                   ---------
  Net Unrealized Appreciation                                      $ 231,163
                                                                   =========
--------------------------------------------------------------------------------

CURRENCY LEGEND
---------------
DM     German Marks
DK     Danish Kroner
FF     French Francs
GP     British Pounds
SK     Swedish Krona

NOTES TO
FINANCIAL
STATEMENTS
--------------------------------------------------------------------------------
(CONTINUED)

AS OF
DECEMBER 31, 1997
(UNAUDITED)

7. CONCENTRATION OF CREDIT RISK

     The Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund, and Tax-Free Reserve invest in debt instruments of municipal issuers. Although these Funds maintain a diversified portfolio, with the exception of the Pennsylvania Municipal Bond Fund and the New Jersey Municipal Bond Fund, the issuers ability to meet their obligations may be affected by economic developments in a specific state or region.

     The Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund, and Tax-Free Reserve invest in securities that include revenue bonds, tax exempt commercial paper, tax and revenue anticipation notes, and general obligation bonds. At December 31, 1997, the percentage of portfolio investments by each revenue source was as follows:

---------------------------------------------------------------------------------------------------------------
                                                             ------------  ------------    ---------   --------
                                                             INTERMEDIATE  PENNSYLVANIA    NEW JERSEY
                                                               MUNICIPAL     MUNICIPAL      MUNICIPAL
                                                                 BOND          BOND           BOND     TAX-FREE
                                                                 FUND          FUND           FUND      RESERVE
                                                             ------------  ------------    ----------  --------
  REVENUE BONDS:
     Education Bonds                                             17%            18%            15%         7%
     Health Care Bonds                                            3             13              5         10
     Transportation Bonds                                        12              5              7          7
     Utility Bonds                                               14             16             17          4
     Housing Bonds                                               --              2             --         10
     Pollution Control Bonds                                     --             --             --         10
     Industrial Development Bonds                                 6             16             --          8
     Public Facility Bonds                                       --              1              2          3
     Other                                                       12              2              7         10
  GENERAL OBLIGATIONS                                            36             24             47          6
  TAX EXEMPT COMMERCIAL PAPER                                    --             --             --         21
  TAX AND REVENUE ANTICIPATION NOTES                             --             --             --          3
  TAX ANTICIPATION NOTES                                         --              3             --          1
                                                               -----         -----           -----       ----
                                                                100%           100%           100%       100%
---------------------------------------------------------------------------------------------------------------

     Many municipalities insure their obligations with insurance underwritten by insurance companies which undertake to pay a holder, when due, the interest and principal amount on an obligation if the issuer defaults on its obligation. Although bond insurance reduces the risk of loss due to default by the issuer, there is no assurance that the insurance company will meet its obligations. Also, some of the securities have credit enhancements (letters of credit or guarantees issued by third party domestic or foreign banks or other institutions). At December 31, 1997, the percentage of securities with credit enhancements are as follows:


----------------------------------------------------------------------------
                                                    -------       ---------
                                                    LETTERS
                                                      OF            BOND
                                                    CREDIT        INSURANCE
                                                    -------       ---------
      Intermediate Municipal Bond Fund                --              64.9%
      Pennsylvania Municipal Bond Fund                --              62.1
      New Jersey Municipal Bond Fund                  --              38.4
      Tax-Free Reserve                                53.3%           27.6
----------------------------------------------------------------------------

                                                        [SQUARE BULLET] COREFUND
--------------------------------------------------------------------------------

8. SHARE TRANSACTIONS (000):

The following are the share transactions for the six month period ended December 31, 1997.

                         ------   ------- ------   ------- ------------- --------  --------    -------  --------
                         EQUITY    CORE   GROWTH   SPECIAL INTERNATIONAL
                          INDEX   EQUITY  EQUITY   EQUITY     GROWTH     BALANCED  TREASURY     CASH    TAX-FREE
                          FUND    FUND(1)  FUND     FUND       FUND        FUND     RESERVE    RESERVE   RESERVE
                         ------   ------- ------   ------- ------------- --------  --------    -------  --------
CLASS Y
Shares issued               613    2,134   1,130      590       3,024      830    1,198,732  1,030,078   170,940
Shares issued in lieu
   of cash distributions    223    3,181     639      816         543      449        1,462      1,865        96
Shares redeemed            (664)  (2,642) (1,381)    (841)     (2,727)    (766)  (1,228,616)  (961,599) (137,772)
                           ----   ------  ------     ----      ------     ----   ----------  ---------  --------
Net increase                172    2,673     388      565         840      513      (28,422)    70,344    33,264
                           ====   ======  ======     ====      ======     ====   ==========  =========  ========
CLASS A/C
Shares issued               117      123      43       42          18      108       34,333    107,066    24,342
Shares issued in lieu
   of cash distributions      8      120      25       34           9       24          272      1,229       132
Shares redeemed              16      (78)    (23)     (15)        (17)     (35)     (22,458)   (56,508)  (15,279)
                           ----   ------  ------     ----      ------     ----   ----------  ---------  --------
Net increase                109      165      45       61          10       97       12,147     51,787     9,195
                           ====   ======  ======     ====      ======     ====   ==========  =========  ========
CLASS B
Shares issued                19        6       6       10           1       40           --         88        --
Shares issued in lieu
   of cash distributions     --        1      --        2          --        2           --         --        --
Shares redeemed              --       --      --       --          --       --           --         (8)       --
                           ----   ------  ------     ----      ------     ----   ----------  ---------  --------
Net increase                 19        7       6       12           1       42           --         80        --
                           ====   ======  ======     ====      ======     ====   ==========  =========  ========
TOTAL SHARE ACTIVITY
   FOR PERIOD               300    2,845     439      638         851      652      (16,275)   122,211    42,459
                           ====   ======  ======     ====      ======     ====   ==========  =========  ========

(1) THIS FUND WAS FORMERLY KNOWN AS THE EQUITY FUND.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                              ---------- ------------ ---------- ------ ------  ------------  ------------  ----------
                              SHORT TERM    SHORT-    GOVERNMENT        GLOBAL  INTERMEDIATE  PENNSYLVANIA  NEW JERSEY
                                INCOME   INTERMEDIATE   INCOME    BOND   BOND    MUNICIPAL      MUNICIPAL    MUNICIPAL
                                 FUND      BOND FUND     FUND     FUND   FUND     BOND FUND     BOND FUND    BOND FUND
                              ---------- ------------ ---------- ------ ------  ------------  ------------  ----------

CLASS Y
Shares issued                     616        2,018       309     1,147     95        3        270         17
Shares issued in lieu
  of cash distributions            88          454        35       479    137       --         12          1
Shares repurchased               (692)      (1,998)     (195)   (2,950)   (42)     (14)       (55)       (10)
                                 ----       ------      ----    ------    ---      ---        ---        ---
Net increase (decrease)            12          474       149    (1,324)   190      (11)       227          8
                                 ====       ======      ====    ======    ===      ===        ===        ===
CLASS A
Shares issued                       7           29        31        42      7        6        241         16
Shares issued in lieu
  of cash distributions             1            6         4         4      1        2          6          1
Shares repurchased                 --          (31)      (23)      (12)    (1)      (9)       (12)        (7)
                                 ----       ------      ----    ------    ---      ---        ---        ---
Net increase (decrease)             8            4        12        34      7       (1)       235         10
                                 ====       ======      ====    ======    ===      ===        ===        ===
TOTAL SHARE ACTIVITY
FOR PERIOD                         20          478       161    (1,290)   197      (12)       462         18
                                 ====       ======      ====    ======    ===      ===        ===        ===

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

NOTES TO
FINANCIAL
STATEMENTS
--------------------------------------------------------------------------------
(CONCLUDED)

AS OF
DECEMBER 31, 1997
(UNAUDITED)


9. SHAREHOLDER VOTING RIGHTS

     There was a special meeting scheduled for December 15, 1997 at which the shareholders of the International Growth Fund voted on to approve the selection of Aberdeen Managers as a sub-adviser for a portion of the assets of the International Growth Fund. The results are as follows:

                                Shares Voted        % of Voted        % of Total
                                -----------         ----------        ----------
     FOR                        8,203,048.00          98.77%            70.55%
     AGAINST                       11,795.00           0.14%             0.10%
     ABSTAIN                       89,958.00           1.08%             0.77%

10. PROPOSED REORGANIZATION

     On November 18, 1997, CoreStates Financial Corp. and First Union Corporation jointly announced that they had signed a definitive agreement for the merger of CoreStates Bank, N.A. and First Union Bank. The Advisor is currently a wholly-owned subsidiary of CoreStates Bank, N.A. Subject to certain conditions, it is anticipated that the transaction will close at the end of April, 1998. Thereafter, the Advisor will be an indirect wholly-owned subsidiary of First Union Bank. A special meeting of shareholders will be called to consider certain proposed fund reorganizations.

                                 CoreFunds,Inc.
                                 --------------

                             ELITE TREASURY RESERVE
                               ELITE CASH RESERVE
                             ELITE TAX-FREE RESERVE

                               SEMI-ANNUAL REPORT

                                December 31, 1997

STATEMENT OF NET ASSETS                                                                   COREFUND ELITE MONEY MARKET FUNDS
---------------------------------------------------------------------------------------------------------------------------
December 31, 1997                                                                                               (Unaudited)


                                                                                          PAR               VALUE
ELITE TREASURY RESERVE                                                                   (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 33.7%
   U.S. Treasury Bills+
         5.180%, 01/22/98 ..........................................................    $ 6,000            $  5,982
         5.650%, 03/05/98 ..........................................................        500                 495
         5.797%, 04/02/98 ..........................................................        500                 493
         5.793%, 04/30/98 ..........................................................        500                 491
         5.580%, 05/28/98 ..........................................................        500                 489
         5.530%, 06/25/98 ..........................................................        500                 487
         5.540%, 08/20/98 ..........................................................      2,000               1,932
   U.S. Treasury Notes
         5.600%, 01/31/98 ..........................................................        900                 900
         5.690%, 07/31/98 ..........................................................        500                 499
         5.780%, 08/15/98 ..........................................................        500                 500
         5.610%, 08/31/98 ..........................................................        500                 502
         5.640%, 09/30/98 ..........................................................        500                 501
         5.650%, 10/31/98 ..........................................................        500                 501
         5.730%, 11/15/98 ..........................................................      2,000               1,996
         5.740%, 11/30/98 ..........................................................      3,000               2,997
   U.S. Treasury STRIPS
         5.730%, 05/15/98 ..........................................................        400                 392
         5.740%, 08/15/98 ..........................................................        500                 483
                                                                                                           --------
   TOTAL U.S. TREASURY OBLIGATIONS
      (Cost $19,640) ...............................................................                         19,640
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 66.6%
   Aubrey Lanston 5.25%, dated 12/31/97, matures 01/02/98, repurchase price
      $2,778,810 (collateralized by U.S. Treasury Note, par value $2,850,000,
      5.625%, 12/31/02; market value $2,849,145) ...................................      2,778               2,778
   Goldman Sachs 6.35%, dated 12/31/97, matures 01/02/98,
      repurchase price $2,000,706 (collateralized by U.S. Treasury
      Note, par value $1,960,000, 6.875%, 03/31/00;
      market value $2,044,672) .....................................................      2,000               2,000
   Hong Kong Shanghai Bank 6.40%, dated 12/31/97, matures 01/02/98, repurchase price $13,304,729 (collateralized by U.S. Treasury Note, par value
      $13,155,000, 6.75%, 04/30/00; market value $13,619,372) ......................     13,300              13,300

STATEMENT OF NET ASSETS (continued)                                                       COREFUND ELITE MONEY MARKET FUNDS
---------------------------------------------------------------------------------------------------------------------------
December 31, 1997                                                                                               (Unaudited)


                                                                                         PAR               VALUE
ELITE TREASURY RESERVE                                                                  (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
   Merrill Lynch 6.40%, dated 12/31/97, matures 01/02/98, repurchase price
      $2,500,889 (collateralized by U.S. Treasury Note, par value $2,365,000,
      8.00%, 05/15/01; market value $2,556,092) ....................................    $ 2,500            $  2,500
   Morgan Stanley 6.20%, dated 12/31/97, matures 01/02/98,
      repurchase price $2,500,861 (collateralized by various U.S.
      Treasury Notes, ranging in par value $295,000-$2,275,000,
      5.50%, 12/31/00; total market value $2,560,491) ..............................      2,500               2,500
   State Street Bank 5.50%, dated 12/31/97, matures 01/02/98, repurchase price $13,204,033 (collateralized by U.S. Treasury
      Note, par value $13,250,000, 6.125%, 03/31/98;
      market value $13,475,250) ....................................................     13,200              13,200
   Swiss Bank 6.40%, dated 12/31/97, matures 01/02/98,
      repurchase price $2,500,889 (collateralized by U.S. Treasury
      Note, par value $2,370,000, 7.50%, 05/15/02;
      market value $2,559,126) .....................................................      2,500               2,500
                                                                                                           --------
   TOTAL REPURCHASE AGREEMENTS
      (Cost $38,778) ...............................................................                         38,778
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.3%
   (Cost $58,418) ..................................................................                         58,418
---------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET - (0.3%) .........................................                           (151)
---------------------------------------------------------------------------------------------------------------------------
Portfolio Shares ($0.001 par value -- 250 million authorized shares)
   based on 53,853,436 outstanding shares ..........................................                         53,854
Portfolio Shares ($0.001 par value -- 250 million authorized shares)
   based on 4,413,400 outstanding shares ...........................................                          4,413
---------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0% ..........................................................                        $58,267
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE -- CLASS Y ..........................                          $1.00
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE -- CLASS C ..........................                          $1.00
---------------------------------------------------------------------------------------------------------------------------

+ YIELD TO MATURITY

STRIPS -- SEPARATELY TRADED REGISTERED INTEREST AND PRINCIPAL OF SECURITIES

                 See accompanying notes to financial statements.

STATEMENT OF NET ASSETS (CONCLUDED)                                                       COREFUND ELITE MONEY MARKET FUNDS
---------------------------------------------------------------------------------------------------------------------------
December 31, 1997                                                                                               (Unaudited)


                                                                                         PAR               VALUE
ELITE CASH RESERVE                                                                      (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 58.1%
   BANKING - 3.3%
   NationsBank
         5.858%, 01/30/98 ...........................................................    $5,000          $    4,977
         5.813%, 03/17/98 ...........................................................     5,000               4,940
                                                                                                         ----------
         Total Banking                                                                                        9,917
                                                                                                         ----------
   FINANCIAL SERVICES - 40.3%
   Abbey National Treasury Services
         5.712%, 04/27/98 ...........................................................     3,000               2,946
   American Express
         6.653%, 01/02/98 ...........................................................     5,000               4,999
         5.581%, 01/09/98 ...........................................................     2,000               1,998
   Asset Securitization Coop
         5.770%, 02/26/98 ...........................................................     5,000               4,956
   Cafco
         6.653%, 01/02/98 ...........................................................     5,000               4,999
         5.689%, 01/27/98 ...........................................................     5,000               4,980
   Caisse de Depots En Consignations
         5.678%, 03/17/98 ...........................................................     5,000               4,943
   Cit Group Holdings
         5.841%, 01/28/98 ...........................................................     5,000               4,978
   Credit Suisse Commercial Paper
         5.710%, 03/12/98 ...........................................................     5,000               4,945
   Eureka Securitization
         5.666%, 01/23/98 ...........................................................     3,000               2,990
         5.695%, 02/02/98 ...........................................................     5,000               4,975
   Ford Motor Credit
         5.639%, 01/05/98 ...........................................................     3,000               2,998
         5.788%, 02/05/98 ...........................................................     3,000               2,983
         5.688%, 02/06/98 ...........................................................     2,000               1,989
         5.774%, 03/06/98 ...........................................................     3,000               2,970
   Goldman Sachs
         5.560%, 05/07/98 ...........................................................     5,000               4,901
   Merrill Lynch
         5.679%, 01/16/98 ...........................................................     3,000               2,993
         5.696%, 02/20/98 ...........................................................     3,900               3,870
         5.700%, 03/30/98 ...........................................................       150                 148
         5.825%, 04/30/98 ...........................................................     3,000               2,944

STATEMENT OF NET ASSETS                                                                   COREFUND ELITE MONEY MARKET FUNDS
---------------------------------------------------------------------------------------------------------------------------
December 31, 1997                                                                                      (Unaudited)


                                                                                         PAR               VALUE
ELITE CASH RESERVE                                                                      (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
   Morgan Stanley
         5.673%, 01/21/98 ...........................................................    $3,000           $   2,991
         5.680%, 02/04/98 ...........................................................     3,000               2,984
   Morgan Stanley (A)
         5.910%, 01/13/98 ...........................................................     5,000               5,000
   National Australia Bank
         5.764%, 02/13/98 ...........................................................     5,000               4,966
   New Center Asset Trust
         5.674%, 01/30/98 ...........................................................     3,000               2,987
         5.490%, 04/03/98 ...........................................................     6,900               6,803
   Prudential Funding
         5.856%, 01/08/98 ...........................................................     5,000               4,994
         5.839%, 01/12/98 ...........................................................     5,000               4,991
   Swedish Export Credit
         5.810%, 04/09/98 ...........................................................     5,000               4,922
                                                                                                          ---------
         Total Financial Services                                                                           114,143
                                                                                                          ---------
   INDUSTRIAL - 13.7%
   Bell Atlantic Network
         5.835%, 01/07/98 ...........................................................     5,000               4,995
   BP America
         6.402%, 01/02/98 ...........................................................     5,000               4,999
   Campbell Soup
         5.684%, 03/04/98 ...........................................................     3,600               3,566
   Coca Cola
         5.603%, 01/22/98 ...........................................................     5,000               4,984
   Dupont
         5.599%, 01/29/98 ...........................................................     5,000               4,978
   General Electric
         5.685%, 02/25/98 ...........................................................     3,000               2,974
         5.736%, 04/23/98 ...........................................................     3,000               2,948
         5.881%, 07/09/98 ...........................................................     5,000               4,851
   Mitsubishi International
         5.681%, 02/04/98 ...........................................................     3,000               2,984
                                                                                                          ---------
         Total Industrial                                                                                    39,278
                                                                                                          ---------
   UTILITIES - 0.8%
   National Rural Utilities
         5.644%, 01/20/98 ...........................................................     3,000               2,991
   TOTAL COMMERCIAL PAPER
      (Cost $164,330) ...............................................................                       164,330
---------------------------------------------------------------------------------------------------------------------------

STATEMENT OF NET ASSETS (CONTINUED)                                                       COREFUND ELITE MONEY MARKET FUNDS
---------------------------------------------------------------------------------------------------------------------------
December 31, 1997                                                                                               (Unaudited)


                                                                                         PAR               VALUE
ELITE CASH RESERVE                                                                      (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 3.7%
   FHLB
         5.810%, 01/23/98 ...........................................................    $5,000          $    5,000
   FNMA (A)
         5.894%, 01/06/98 ...........................................................     5,000               4,998
                                                                                                         ----------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
      (Cost $9,998) .................................................................                         9,998
---------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 4.8%
   Asset-Backed Securities Investment Trust,
      Series 1997-C, Class N (A)
         5.961%, 01/15/98 ...........................................................     5,000               5,000
   Case Equipment Loan Trust, Series 1997-B, Class A1
         5.612%, 10/13/98 ...........................................................     3,181               3,181
   Key Auto Finance Trust, Series 1997-2, Class A1
         5.835%, 01/05/99 ...........................................................     5,000               5,000
                                                                                                         ----------
   TOTAL ASSET-BACKED SECURITIES
      (Cost $13,181) ................................................................                        13,181
---------------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS - 7.7%
   BANKING - 1.8%
   J.P. Morgan (A)
         5.875%, 01/02/98 ...........................................................     5,000               5,002
                                                                                                         ----------
   FINANCIAL SERVICES - 4.8%
   Abbey National Treasury Services (A)
         5.650%, 01/02/98 ...........................................................     5,000               4,999
   Credit Suisse First Boston (A)
         5.670%, 01/02/98 ...........................................................     5,000               5,000
   Paccar Financial
         5.770%, 09/15/98 ...........................................................     3,500               3,497
                                                                                                         ----------
         Total Financial Services                                                                            13,496
                                                                                                         ----------
   INDUSTRIAL - 1.0%
   Pitney Bowes Credit
         6.305%, 09/23/98 ...........................................................     2,900               2,909
                                                                                                         ----------
   TOTAL CORPORATE OBLIGATIONS
      (Cost $21,407) ................................................................                        21,407
---------------------------------------------------------------------------------------------------------------------------

STATEMENT OF NET ASSETS (CONTINUED)                                                       COREFUND ELITE MONEY MARKET FUNDS
---------------------------------------------------------------------------------------------------------------------------
December 31, 1997                                                                                               (Unaudited)


                                                                                         PAR               VALUE
ELITE CASH RESERVE                                                                      (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
MASTER NOTE - 2.5%
   Associates Corporation of North America
         5.497%, 01/02/98 ...........................................................    $6,816          $    6,817
                                                                                                         ----------
   TOTAL MASTER NOTE
      (Cost $6,817) .................................................................                         6,817
---------------------------------------------------------------------------------------------------------------------------
TIME DEPOSITS - 12.6%
   Banque Nationale de Paris
         6.625%, 01/02/98 ...........................................................     7,000               7,000
   Bayerische Vereinsbank
         6.500%, 01/02/98 ...........................................................     7,000               7,000
   Den Danske Bank
         6.500%, 01/02/98 ...........................................................     7,000               7,000
   Republic National Bank of New York
         6.500%, 01/02/98 ...........................................................     7,000               7,000
   State Street Bank
         5.500%, 01/02/98 ...........................................................     7,000               7,000
                                                                                                         ----------
   TOTAL TIME DEPOSITS
      (Cost $35,000) ................................................................                        35,000
---------------------------------------------------------------------------------------------------------------------------
INSURANCE FUNDING AGREEMENT - 1.9%
   Allstate (A)
         5.696%, 01/01/98 ...........................................................     5,000               5,000
                                                                                                         ----------
   TOTAL INSURANCE FUNDING AGREEMENT
      (Cost $5,000) .................................................................                         5,000
---------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT - 8.6%
   National Westminster Bank
         5.940%, 06/26/98 ...........................................................     5,000               4,999
   Societe Generale
         6.080%, 06/09/98 ...........................................................     5,000               4,999
         5.765%, 10/09/98 ...........................................................     3,000               2,998
   Swiss Bank
         6.020%, 06/12/98 ...........................................................     5,000               5,001
         5.825%, 10/02/98 ...........................................................     3,000               2,999
         5.852%, 11/20/98 ...........................................................     3,000               2,999
                                                                                                         ----------
   TOTAL CERTIFICATES OF DEPOSIT
      (Cost $23,995) ................................................................                        23,995
---------------------------------------------------------------------------------------------------------------------------

STATEMENT OF NET ASSETS (CONTINUED)                                                       COREFUND ELITE MONEY MARKET FUNDS
---------------------------------------------------------------------------------------------------------------------------
December 31, 1997                                                                                               (Unaudited)


                                                                                         PAR               VALUE
ELITE CASH RESERVE                                                                      (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.0%
   (Cost $279,728) ..................................................................  $279,728            $281,727
---------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET - 0.0% ............................................                           (35)
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares ($0.001 par value -- 750 million authorized)
   based on 279,350,241 outstanding shares ..........................................                       279,351
Portfolio Shares ($0.001 par value -- 750 million authorized)
   based on 345,347 outstanding shares ..............................................                           345
Accumulated net realized loss on investments ........................................                            (3)
---------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0% ...........................................................                      $279,693
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE -- CLASS Y ............................                        $1.00
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE -- CLASS C ............................                        $1.00
---------------------------------------------------------------------------------------------------------------------------

+ EFFECTIVE YIELD
(A) VARIABLE RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON DECEMBER 31, 1997.
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
SLMA -- STUDENT LOAN MARKETING ASSOCIATION

                 See accompanying notes to financial statements.

STATEMENT OF NET ASSETS (CONCLUDED)                                                       COREFUND ELITE MONEY MARKET FUNDS
---------------------------------------------------------------------------------------------------------------------------
December 31, 1997                                                                                               (Unaudited)


                                                                                         PAR               VALUE
ELITE TAX-FREE RESERVE                                                                  (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - 99.7%
   ALABAMA - 2.8%
   Alabama State Public School and College Revenue Bond (C)
         5.500%, 10/01/98 ...........................................................    $1,000           $   1,012
   Montgomery, Alabama TECP
         3.700%, 02/26/98 ...........................................................     2,000               2,000
   North Alabama Environmental Improvement Authority Revenue
      Bond for Reynold Metals Project (A) (B) (C)
         5.000%, 01/02/98 ...........................................................     2,500               2,500
                                                                                                          ---------
         Total Alabama                                                                                        5,512
                                                                                                          ---------
   ALASKA - 0.4%
   Valdez, Alaska TECP
         3.800%, 03/10/98 ...........................................................       800                 800
                                                                                                          ---------
   ARIZONA - 2.5%
   Arizona Agriculture Improvement and Power District Electric
      Revenue Bond for Salt River Project, Series E
      Pre-Refunded @ 100 (C) (D)
         8.250%, 01/02/98 ...........................................................     2,710               2,710
   Arizona State, Maricopa County Regional Area
      Road Funding TRAN (B)
         7.400%, 07/01/98 ...........................................................     2,100               2,136
                                                                                                          ---------
         Total Arizona                                                                                        4,846
                                                                                                          ---------
   CALIFORNIA - 3.7%
   Los Angeles County, California TRAN
         4.500%, 06/30/98 ...........................................................     2,000               2,006
   Los Angeles County, California TRAN, Series A
         4.500%, 06/30/98 ...........................................................     3,000               3,009
   Sonoma County, California TRAN
         4.500%, 01/29/98 ...........................................................     2,200               2,202
                                                                                                          ---------
         Total California                                                                                     7,217
                                                                                                          ---------
   COLORADO - 0.7%
   Moffat County, Colorado Pollution Control
      Revenue Bond (A) (B) (C)
         4.150%, 07/01/98 ...........................................................     1,400               1,400
                                                                                                          ---------
   DELAWARE - 0.5%
   Wilmington, Delaware Hospital for Franciscan Health System
      Hospital Project,  Series A Pre-Refunded @ 100 (A) (B) (C) (D)
         5.000%, 02/02/98 ...........................................................     1,000               1,000
                                                                                                          ---------

STATEMENT OF NET ASSETS                                                                   COREFUND ELITE MONEY MARKET FUNDS
---------------------------------------------------------------------------------------------------------------------------
December 31, 1997                                                                                               (Unaudited)


                                                                                         PAR               VALUE
ELITE TAX-FREE RESERVE                                                                  (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
   FLORIDA - 3.3%
   Broward County, Florida Housing Finance Authority Multi-Family
      Housing Revenue Landings Inverray Apartments
      Project (A) (B) (C)
         4.250%, 01/02/98 ...........................................................    $  600          $      600
   Broward County, Florida Housing Financial Authority
      Multi-Family Housing Revenue Bond Sanctuary
      Apartments Project (A) (C)
         4.250%, 01/02/98 ...........................................................     1,500               1,500
   Florida Municipal Power TECP
         3.650%, 02/11/98 ...........................................................     2,510               2,510
   Sunshine State, Florida TECP
         3.750%, 03/27/98 ...........................................................     2,000               2,000
                                                                                                         ----------
         Total Florida                                                                                        6,610
                                                                                                         ----------
   GEORGIA - 1.4%
   Georgia Municipal Electric Authority Revenue Bond,
      Series B Pre-Refunded @ 102 (A) (B) (D)
         8.000%, 01/02/98 ...........................................................     1,000               1,020
   Hapeville, Georgia Industrial Development Authority
      Revenue Bond for Hapeville Hotel Project (A) (B) (C)
         5.100%, 01/02/98 ...........................................................       300                 300
   Georgia State, Municipal Electric Authority
      Revenue Bond (A) (B) (C)
         3.850%, 01/02/98 ...........................................................     1,405               1,405
                                                                                                         ----------
         Total Georgia                                                                                        2,725
                                                                                                         ----------
   ILLINOIS - 1.2%
   Chicago, Illinois O'Hare Airport Revenue Bond (A) (B) (C)
         3.700%, 01/02/98 ...........................................................       300                 300
   Illinois Development Financial Authority Pollution Control
      Revenue Bond for Amoco Oil Company Project (A) (B)
         4.950%, 01/02/98 ...........................................................       600                 600
   Illinois State Toll Highway Authority Revenue Bond,
      Series B (A) (B)
         3.650%, 01/02/98 ...........................................................     1,400               1,400
                                                                                                         ----------
         Total Illinois                                                                                       2,300
                                                                                                         ----------

STATEMENT OF NET ASSETS (CONTINUED)                                                       COREFUND ELITE MONEY MARKET FUNDS
---------------------------------------------------------------------------------------------------------------------------
December 31, 1997                                                                                               (Unaudited)


                                                                                         PAR               VALUE
ELITE TAX-FREE RESERVE                                                                  (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
   INDIANA - 4.8%
   Gary, Indiana Environmental Improvement Revenue Bond for
      U.S. Steel Project (A) (B) (C)
         4.050%, 01/15/98 ...........................................................    $  700           $     700
   Hammond, Indiana  Pollution Control Revenue Bond for Amoco
      Oil Company Project (A) (B) (C)
         4.950%, 01/02/98 ...........................................................     1,835               1,835
   Sullivan Hoosiers, Indiana L1 TECP
         3.750%, 02/25/98 ...........................................................     1,000               1,000
   Sullivan Hoosiers, Indiana L2 TECP
         3.750%, 01/09/98 ...........................................................     1,450               1,450
         3.750%, 03/27/98 ...........................................................     1,100               1,100
   Sullivan Hoosiers, Indiana L3 TECP
         3.700%, 04/09/98 ...........................................................     2,000               2,000
   Sullivan Hoosiers, Indiana L5 TECP
         3.700%, 02/27/98 ...........................................................     1,000               1,000
         3.750%, 03/27/98 ...........................................................     1,000               1,000
         3.700%, 04/09/98 ...........................................................     1,700               1,700
   Sullivan Hoosiers, Indiana L6 TECP
         3.700%, 02/27/98 ...........................................................     1,100               1,100
         3.750%, 07/07/98 ...........................................................     2,000               2,000
                                                                                                          ---------
         Total Indiana                                                                                       14,885
                                                                                                          ---------
   KANSAS - 2.0%
   Burlington, Kansas TECP
         3.700%, 01/13/98 ...........................................................     1,800               1,800
   Johnson County, Kansas School District No. 512
      Shawnee Mission GO
         5.850%, 10/01/98 ...........................................................     2,000               2,029
   Kansas City, Kansas Industrial Development Revenue Bond for
      PQ Corporation Project (A) (B) (C)
         5.200%, 01/02/98 ...........................................................       100                 100
                                                                                                          ---------
         Total Kansas                                                                                         3,929
                                                                                                          ---------
   KENTUCKY - 4.0%
   Mason County, Kentucky Pollution Control Revenue Bond (B) (C)
         3.950%, 01/07/98 ...........................................................     6,000               6,000
   Pendleton, Kentucky TECP
         3.850%, 03/09/98 ...........................................................     2,000               2,000
                                                                                                          ---------
         Total Kentucky                                                                                       8,000
                                                                                                          ---------

STATEMENT OF NET ASSETS (CONTINUED)                                                       COREFUND ELITE MONEY MARKET FUNDS
---------------------------------------------------------------------------------------------------------------------------
December 31, 1997                                                                                               (Unaudited)


                                                                                         PAR               VALUE
ELITE TAX-FREE RESERVE                                                                  (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
   LOUISIANA - 3.0%
   Jefferson Parish, Louisiana Industrial Revenue Bond for
      George J. Ackel, Sr. Project (A) (B) (C)
         3.850%, 01/07/98 ...........................................................    $1,900           $   1,900
   Lake Charles, Louisiana District Port Facility Revenue Bond
      for Conoco  Project (A) (B)
         5.000%, 01/02/98 ...........................................................     2,100               2,100
   Louisiana State Public Facilities  Authority Revenue Bond
      for Kenner Hotel Project (A) (B) (C)
         5.100%, 01/07/98 ...........................................................       600                 600
   Parish of Saint Charles, Louisiana Pollution Control Revenue
      Bond for Shell Oil Company Project, Ser B (A) (B)
         4.900%, 01/02/98 ...........................................................     1,400               1,400
                                                                                                          ---------
         Total Louisiana                                                                                      6,000
                                                                                                          ---------
   MASSACHUSETTS - 0.5%
   Massachussetts State Health and Educational Facilities Lahey
      Clinic Project, Series A1  Pre-Refunded  @ 102 (C) (D)
         7.625%, 07/01/98 ...........................................................       950                 986
                                                                                                          ---------
   MICHIGAN - 4.6%
   Cornell Township, Michigan  Economic Development
      Corporation Revenue Bond for Environmental
      Improvement  (A) (B) (C)
         5.000%, 11/01/16 ...........................................................       200                 200
   Delta County, Michigan Environmental Improvement Revenue
      Bond for Mead Escambia Paper Project, Series C (A) (B) (C)
         5.100%, 12/01/23 ...........................................................       600                 600
   Michigan State GO
         4.500%, 09/30/98 ...........................................................     3,000               3,016
   Michigan State Strategic Fund Pollution Control Revenue
      Bond for Consumer Power Project (A) (B) (C)
         4.950%, 01/02/98 ...........................................................       300                 300
   Michigan Storage TECP
         3.750%, 02/05/98 ...........................................................     5,000               5,000
                                                                                                          ---------
         Total Michigan                                                                                       9,116
                                                                                                          ---------

STATEMENT OF NET ASSETS (CONTINUED)                                                       COREFUND ELITE MONEY MARKET FUNDS
---------------------------------------------------------------------------------------------------------------------------
December 31, 1997                                                                                               (Unaudited)


                                                                                         PAR               VALUE
ELITE TAX-FREE RESERVE                                                                  (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
   MINNESOTA - 1.0%
   Minnesota State, GO Pre-Refunded @ 100
         6.600%, 08/01/98 ...........................................................    $2,000           $   2,031
                                                                                                          ---------
   MISSISSIPPI - 3.7%
   Claiborne County, Mississippi TECP
         3.750%, 02/13/98 ...........................................................     2,350               2,350
   Claiborne County, Mississippi G2 TECP
         3.750%, 03/06/98 ...........................................................     1,400               1,400
   Claiborne County, Mississippi TECP
         3.750%, 02/13/98 ...........................................................     3,500               3,500
                                                                                                          ---------
         Total Mississippi                                                                                    7,250
                                                                                                          ---------
   MISSOURI - 3.5%
   Independence, Missouri TECP
         3.800%, 01/09/98 ...........................................................     2,900               2,900
   University of Missouri Capital Project Notes, Series FY
         4.250%, 06/30/98 ...........................................................     4,000               4,008
                                                                                                          ---------
         Total Missouri                                                                                       6,908
                                                                                                          ---------
   MONTANA - 1.9%
   Forsyth, Montana Pollution Control Revenue Bond for Portland
      General Electric Project (A) (B) (C)
         3.700%, 01/02/98 ...........................................................     1,000               1,000
   Forsyth, Montana Pollution Control Revenue Bond for Portland
      General Electric Project, Series A (A) (B) (C)
         3.650%, 01/02/98 ...........................................................     2,000               2,000
   Forsyth, Montana Polution Control Revenue Bond Pacificorp
      Project, Series 1988 (A) (B) (C)
         4.500%, 01/02/98 ...........................................................       800                 800
                                                                                                          ---------
         Total Montana                                                                                        3,800
                                                                                                          ---------
   NEVADA - 1.0%
   Clark County, Nevada Industrial Development Revenue
      Bond, Series C  (A) (B)
         3.850%, 01/07/98 ...........................................................     2,000               2,000
                                                                                                          ---------

STATEMENT OF NET ASSETS (CONTINUED)                                                       COREFUND ELITE MONEY MARKET FUNDS
---------------------------------------------------------------------------------------------------------------------------
December 31, 1997                                                                                     (Unaudited)


                                                                                         PAR               VALUE
ELITE TAX-FREE RESERVE                                                                  (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
   NEW HAMPSHIRE - 0.3%
   New Hampshire State Industrial Development Revenue Bond
      for Oerlikon-Burlhe Project (A) (B) (C)
         3.800%, 01/02/98 ...........................................................    $  600          $      600
                                                                                                         ----------
   NEW MEXICO - 1.1%
   Albuquerque, New Mexico GO, Ser A & B
         4.600%, 07/01/98 ...........................................................     2,150               2,159
                                                                                                         ----------
   NEW YORK - 3.6%
   New York City, New York GO (A) (B) (C)
         4.150%, 01/02/98 ...........................................................       300                 300
   New York Muni Waters TECP
         3.800%, 02/05/98 ...........................................................     5,000               5,000
   New York State Energy Research and Development Authority
      Pollution Control Revenue  for Niagara Mohawk Power
      Project, Series A (A) (B) (C)
         4.500%, 01/02/98 ...........................................................       600                 600
   New York State Urban Development Corporate Revenue Bond
      for Correctional Facilities Project, Series C
      Pre-Refunded @102 (C) (D)
         7.625%, 01/01/98 ...........................................................     1,175               1,199
                                                                                                         ----------
         Total New York                                                                                       7,099
                                                                                                         ----------
   NORTH CAROLINA - 4.3%
   Lexington, North Carolina Medical Care Community
      Hospital Revenue Bond  for Memorial Hospital
      Project (A) (B) (C)
         5.000%, 01/02/98 ...........................................................     1,000               1,000
   North Carolina Medcare Givens Revenue Bond (A) (B) (C)
         5.000%, 01/02/98 ...........................................................     3,000               3,000
   North Carolina Medical Care Community Hospital Revenue
      Pooled Finance Project, Series A  (A) (B) (C)
         5.000%, 01/02/98 ...........................................................     4,470               4,470
                                                                                                         ----------
         Total North Carolina                                                                                 8,470
                                                                                                         ----------
   OHIO - 1.6%
   Evandale, Ohio Industrial Development Authority Revenue
      Bond (A) (B) (C)
         3.700%, 01/02/98 ...........................................................     1,600               1,600

STATEMENT OF NET ASSETS (CONTINUED)                                                       COREFUND ELITE MONEY MARKET FUNDS
---------------------------------------------------------------------------------------------------------------------------
December 31, 1997                                                                                               (Unaudited)



                                                                                         PAR               VALUE
ELITE TAX-FREE RESERVE                                                                  (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
   Ohio State Air Quality Revenue Bond (A) (B) (C)
         5.000%, 01/07/98 ...........................................................    $  600          $      600
   Ohio State Air Quality Revenue Bond, Series B (A) (B) (C)
         4.500%, 01/02/98 ...........................................................     1,000               1,000
                                                                                                         ----------
         Total Ohio                                                                                           3,200
                                                                                                         ----------
   OREGON - 2.6%
   Port of Portland, Oregon Pollution Control Revenue Bond for
      Reynold Metals Project  (A) (B) (C)
         5.000%, 01/02/98 ...........................................................     2,700               2,700
   Port of St. Helens, Oregon Pollution Control Revenue
      Bond (A) (B) (C)
         4.950%, 01/02/98 ...........................................................     1,400               1,400
   Umatilla County, Oregon Franciscan Health System Revenue
      Bond, Series A Pre-Refunded @ 100  (A) (B) (C) (D)
         5.000%, 02/02/98 ...........................................................     1,100               1,100
                                                                                                         ----------
         Total Oregon                                                                                         5,200
                                                                                                         ----------
   PENNSYLVANIA - 13.8%
   Allegheny County, Pennsylvania Hospital Development Revenue
      Bond for Presbyterian University Hospital Project,
      Ser B3 (A) (B) (C)
         4.250%, 01/02/98 ...........................................................       900                 900
   Allegheny County, Pennsylvania Revenue Bond for Presbyterian
      University Hospital (A) (B) (C)
         4.250%, 01/02/98 ...........................................................       805                 805
         4.250%, 01/07/98 ...........................................................     1,700               1,700
   Beaver County, Pennsylvania TECP
         3.750%, 03/05/98 ...........................................................     1,700               1,700
   Beaver County, Pennsylvania Industrial Development Authority
      Revenue Bond for Duquesne Light Company Project,
      Series A (A) (B) (C)
         3.650%, 01/02/98 ...........................................................     1,000               1,000
   Beaver County, Pennsylvania Industrial Development Authority
      Revenue Bond for Duquesne Light Company Project,
      Series B (A) (B) (C)
         3.650%, 01/02/98 ...........................................................     1,100               1,100
   Curwensville, Pennsylvania School District TRAN
         4.160%, 06/30/98 ...........................................................       840                 841

STATEMENT OF NET ASSETS (CONTINUED)                                                       COREFUND ELITE MONEY MARKET FUNDS
---------------------------------------------------------------------------------------------------------------------------
December 31, 1997                                                                                               (Unaudited)


                                                                                        FACE
                                                                                       AMOUNT              VALUE
ELITE TAX-FREE RESERVE                                                                  (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
   Delaware Valley Regional Finance Authority Local Government
      Revenue Bond, Series B (A) (B) (C)
         3.650%, 01/02/98 ...........................................................    $3,000           $   3,000
   Langhorne, Pennsylvania Saint Mary Hospital Authority
      Revenue Bond for Franciscan Health Systems Project,
      Series C Pre-Refunded @ 100  (A) (B) (C) (D)
         5.000%, 02/02/98 ...........................................................     1,000               1,000
   Lehigh County, Pennsylvania Industrial Development Authority
      Revenue Bond for Allegheny Electric Project,
      Series A (A) (B) (C)
         3.800%, 12/01/15 ...........................................................       500                 500
   Montgomery County, Pennsylvania TECP
         3.750%, 02/10/98 ...........................................................     2,500               2,500
   Pennsylvania State Higher Education Facilities Authority
      Revenue Bond for Carnegie Mellon University
      Project, Series B (A) (B)
         4.850%, 01/02/98 ...........................................................       800                 800
   Temple University, Pennsylvania Commonwealth
      System of Higher Education
         4.750%, 05/18/98 ...........................................................     1,000               1,003
   Upper Darby, Pennsylvania School District GO
         4.170%, 06/30/98 ...........................................................       500                 501
   Upper Darby, Pennsylvania School District TRAN
         4.170%, 06/30/98 ...........................................................     1,756               1,757
   Washington County, Pennsylvania Industrial Development
      Authority Revenue Bond for Wetterau Finance
      Company Project (A) (B) (C)
         4.250%, 01/02/98 ...........................................................     2,500               2,500
   Washington County, Pennsylvania Lease Revenue
      Bond (A) (B) (C)
         3.850%, 11/01/05 ...........................................................     3,415               3,415
   York, Pennsylvania General Authority Pooled Revenue
      Bond (A) (B) (C)
         4.200%, 01/02/98 ...........................................................     2,350               2,350
                                                                                                          ---------
         Total Pennsylvania                                                                                  27,372
                                                                                                          ---------
   SOUTH CAROLINA - 1.0%
   Berkeley County, South Carolina Pollution Control Revenue
      Bond for Amoco Chemical Project (A) (B)
         4.950%, 01/02/98 ...........................................................     1,900               1,900
                                                                                                          ---------

STATEMENT OF NET ASSETS (CONTINUED)                                                       COREFUND ELITE MONEY MARKET FUNDS
---------------------------------------------------------------------------------------------------------------------------
December 31, 1997                                                                                               (Unaudited)


                                                                                        FACE
                                                                                       AMOUNT              VALUE
ELITE TAX-FREE RESERVE                                                                  (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
TENNESSEE - 0.0%
   Sullivan County, Tennessee Industrial Development Authority
      Pollution Control Revenue Bond for Mead
      Project (A) (B) (C)
         5.000%, 01/02/98 ...........................................................    $  100          $      100
                                                                                                         ----------
   TEXAS - 5.6%
   Grapevine, Texas  Industrial Development Authority Revenue
      Bond for American Airlines Project, Series B3 (A) (B) (C)
         5.000%, 01/02/98 ...........................................................     1,600               1,600
   Grapevine, Texas Industrial  Development Authority Revenue
      Bond for American   Airlines Project,  Series B4 (A) (B) (C)
         5.000%, 01/02/98 ...........................................................       800                 800
   Grapevine, Texas Industrial Development Authority
      Revenue Bond for American  Airlines Project,
      Series A3  (A) (B) (C)
         5.000%, 01/02/98 ...........................................................       700                 700
   Grapevine, Texas Industrial Development Corporation
      American Airlines, Series A1 (A) (B) (C)
         5.000%, 01/02/98 ...........................................................       400                 400
   North Central, Texas Health Facility Development Corporation
      Revenue Bond (A) (B) (C)
         5.000%, 01/02/98 ...........................................................       195                 195
   Nueces County, Texas Health Facilities Authority Revenue
      Bond for Driscoll Children's Foundation Project (A) (B) (C)
         3.850%, 01/02/98 ...........................................................       600                 600
   Port Corpus Christi, Texas Industrial Development Corporation
      Revenue Bond, Series A (A) (B) (C)
         3.850%, 01/02/98 ...........................................................     2,000               2,000
   Tarrant County, Texas Housing Finance Authority Revenue
      Bond for Windcastle Project (A) (B) (C)
         3.850%, 01/02/98 ...........................................................     1,034               1,034
   Texas Small Business Industrial Development Revenue Bond
         3.700%, 01/07/98 ...........................................................     1,300               1,300
   Texas State, Series A TRAN (A) (B) (C)
         4.750%, 08/31/98 ...........................................................     2,500               2,514
                                                                                                         ----------
         Total Texas                                                                                         11,143
                                                                                                         ----------

STATEMENT OF NET ASSETS (CONTINUED)                                                       COREFUND ELITE MONEY MARKET FUNDS
---------------------------------------------------------------------------------------------------------------------------
December 31, 1997                                                                                               (Unaudited)


                                                                                        FACE
                                                                                       AMOUNT              VALUE
ELITE TAX-FREE RESERVE                                                                  (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
   UTAH - 3.6%
   Intermountain Power Agency Utah Power Supply Revenue
      Bond, Series F (A) (B) (C)
         3.750%, 07/01/15 ...........................................................    $3,000           $   3,000
   Intermountain Power Agency Utah TECP
         3.750%, 01/12/98 ...........................................................     3,000               3,000
   Utah State Brd Regents Revenue Bond (A) (B) (C)
         4.750%, 08/01/98 ...........................................................     1,155               1,161
                                                                                                          ---------
         Total Utah                                                                                           7,161
                                                                                                          ---------
   VERMONT - 0.6%
   Vermont State Student Loan Revenue Bond, Student Loan
      Assistance Corporation Project (A) (B) (C)
         3.800%, 01/02/98 ...........................................................     1,240               1,240
                                                                                                          ---------
   VIRGINIA - 7.1%
   Alexandria, Redevelopment & Housing Authority Goodwin
      Project Revenue Bond, Ser B (A) (B) (C)
         5.000%, 10/01/06 ...........................................................     2,100               2,100
   Petersburg, Virginia Hospital Authority Southside
      Revenue Project  (A)
         5.000%, 01/02/98 ...........................................................     1,800               1,800
   Portsmouth, Virginia Housing Development Revenue
      Bond (A) (B) (C)
         4.000%, 11/01/27 ...........................................................     2,000               2,000
   Virginia State Peninsula Port Authority Revenue Bond for
      Dominion Terminal Project, Series 1987C (A) (B) (C)
         5.000%, 01/02/98 ...........................................................       725                 725
   Virigina State Housing Revenue Bond
         3.800%, 06/10/98 ...........................................................     3,000               3,000
   Waynesboro, Viriginia  Residential Care Facilities
      Revenue Bond (A) (B) (C)
         5.000%, 01/02/98 ...........................................................     4,330               4,330
                                                                                                          ---------
         Total Virginia                                                                                      13,955
                                                                                                          ---------
   WEST VIRGINIA - 0.7%
   Putnam County, West Virginia  Industrial Development
      Authority Revenue Bond for FMC Corporation
      Project (A) (B) (C)
         3.800%, 01/02/98 ...........................................................     1,300               1,300
                                                                                                          ---------

STATEMENT OF NET ASSETS (CONTINUED)                                                       COREFUND ELITE MONEY MARKET FUNDS
---------------------------------------------------------------------------------------------------------------------------
December 31, 1997                                                                                               (Unaudited)


                                                                                        FACE
                                                                                       AMOUNT              VALUE
ELITE TAX-FREE RESERVE                                                                  (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
   WISCONSIN - 0.5%
   Wisconsin Health and Educational Facilities Wheaton
      Franciscan Services Revenue Bond
      Pre-Refunded @ 102 (C) (D)
         8.200%, 08/15/98 ...........................................................    $1,000           $   1,046
                                                                                                          ---------
   WYOMING - 6.8%
   Converse County, Wyoming TECP
         3.750%, 02/02/98 ...........................................................     2,800               2,800
   Gillette County, Wyoming TECP
         3.700%, 01/07/98 ...........................................................     1,200               1,200
         3.800%, 01/14/98 ...........................................................     3,000               3,000
   Lincoln County, Wyoming  Pollution Control Revenue Bond
      for Exxon Project,  Series D (A) (B)
         5.100%, 01/07/98 ...........................................................     1,200               1,200
   Lincoln County, Wyoming  Pollution Control Revenue Bond,
      Series 1984 B (A)
         5.100%, 01/02/98 ...........................................................       600                 600
   Lincoln County, Wyoming  Resource Recovery Revenue Bond
      for Exxon Project,  Series C (A) (B)
         5.100%, 01/02/98 ...........................................................       600                 600
   Lincoln County, Wyoming Pollution Control Revenue Bond
      for Exxon Project (A) (B)
         4.950%, 01/02/98 ...........................................................     1,900               1,900
   Platte County, Wyoming  Pollution Control Revenue Bond,
      Series A (A) (B) (C)
         4.500%, 01/02/98 ...........................................................       600                 600
   Platte County, Wyoming  Pollution Control Revenue Bond,
      Series B (A) (B) (C)
         4.500%, 01/02/98 ...........................................................     1,600               1,600
                                                                                                          ---------
         Total Wyoming                                                                                       13,500
                                                                                                          ---------
   TOTAL MUNICIPAL BONDS
      (Cost $202,760) ...............................................................                       202,760
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.7%
   (Cost $202,760) ..................................................................                       202,760
---------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET - 0.3% ............................................                           499
---------------------------------------------------------------------------------------------------------------------------

STATEMENT OF NET ASSETS (CONCLUDED)                                                       COREFUND ELITE MONEY MARKET FUNDS
---------------------------------------------------------------------------------------------------------------------------
December 31, 1997                                                                                               (Unaudited)


                                                                                                          MARKET
                                                                                                           VALUE
ELITE TAX-FREE RESERVE                                                                                     (000)
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares ($0.001 par value -- 250 million authorized)
   based on 202,261,424 outstanding shares ..........................................                      $202,261
Portfolio Shares ($0.001 par value -- 250 million authorized)
   based on 1,028,846 outstanding shares ............................................                         1,029
Accumulated Net Realized Loss on Investments ........................................                           (31)
---------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0% ...........................................................                      $203,259
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE -- CLASS Y ...........................                         $1.00
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE -- CLASS C ...........................                         $1.00
---------------------------------------------------------------------------------------------------------------------------

GO -- GENERAL OBLIGATION
RAN -- REVENUE ANTICIPATION NOTE
TECP -- TAX-EXEMPT COMMERCIAL PAPER
TRAN -- TAX AND REVENUE ANTICIPATION NOTES
(A) VARIABLE RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON DECEMBER 31, 1997.
(B) PUT OR DEMAND FEATURES EXIST REQUIRING THE ISSUER TO REPURCHASE THE INSTRUMENT PRIOR TO MATURITY. THE MATURITY DATE SHOWN IS THE LESSER OF THE PUT DEMAND DATE OR MATURITY DATE.
(C) SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED BY A MAJOR COMMERCIAL BANK.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       This page left intentionally blank.

STATEMENT OF OPERATIONS (000)                                                             COREFUND ELITE MONEY MARKET FUNDS
---------------------------------------------------------------------------------------------------------------------------
For the six month period ended December 31, 1997                                                                (Unaudited)


                                                                           ELITE            ELITE          ELITE
                                                                         TREASURY           CASH            TAX
                                                                          RESERVE          RESERVE         FREE
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
         Interest ................................................        $831            $7,064           $3,408
                                                                          ----            ------           ------
EXPENSES:
      Investment advisory fees ...................................          30               248              184
      Less investment advisory fees waived .......................         (18)             (149)            (111)
      Administrative fees ........................................          37               310              230
      Less administrative fees waived ............................         (27)             (224)            (166)
      Transfer agent fees & expenses .............................           3                 6               11
      Professional fees ..........................................          (1)               (1)               4
      Registration & filing fees .................................          --                21                4
      Printing ...................................................          --                15               10
      Miscellaneous ..............................................          --                16               --
                                                                          ----            ------           ------

Total expenses ...................................................          24               242              166
                                                                          ----            ------           ------

NET INVESTMENT INCOME ............................................         807             6,822            3,242
NET REALIZED LOSS ON INVESTMENTS:
      Net realized loss from securities sold .....................          --                --               (1)
                                                                          ----            ------           ------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............        $807            $6,822           $3,241
                                                                          ====            ======           ======

                               See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)                                                  COREFUND ELITE MONEY MARKET FUNDS
---------------------------------------------------------------------------------------------------------------------------
For the six month period ended December 31, 1997 (Unaudited) and the year ended June 30, 1996

                                                                                             ELITE
                                                                                           TREASURY
                                                                                           RESERVE*
---------------------------------------------------------------------------------------------------------------------
                                                                                   07/01/97       07/01/96
                                                                                  TO 12/31/97    TO 06/30/97
                                                                                  -----------    -----------
INVESTMENT ACTIVITIES:
      Net investment income .................................................      $    807         $  1,347
      Net realized loss on securities .......................................            --               --
                                                                                   --------         --------
Net increase in net assets resulting from operations ........................           807            1,347
                                                                                   --------         --------
DISTRIBUTIONS TO SHAREHOLDERS:
      Net investment income
          Class Y ...........................................................          (799)         (13,478)
          Class C ...........................................................            (8)              --
                                                                                   --------         --------
      Total dividends distributed ...........................................          (807)         (13,478)
                                                                                   --------         --------
CAPITAL SHARE TRANSACTIONS:
      Class Y
          Proceeds from shares issued .......................................        97,965           40,896
          Cost of shares redeemed ...........................................       (65,778)         (43,727)
                                                                                   --------         --------
               Increase (Decrease) in net assets
                     from Class C transactions ..............................        32,187           (2,831)
                                                                                   --------         --------
      Class C
          Proceeds from shares issued .......................................         4,498               --
          Cost of shares redeemed ...........................................           (85)              --
                                                                                   --------         --------
               Increase in net assets from Class C transactions .............         4,413               --
                                                                                   --------         --------
Increase (Decrease) in net assets from capital transactions .................        36,600           (2,831)
                                                                                   ========         ========
NET ASSETS:
      Beginning of period ...................................................        21,667           24,498
                                                                                   --------         --------
      End of period .........................................................      $ 58,267         $ 21,667
                                                                                   ========         ========
SHARES ISSUED AND REDEEMED:
      Class Y
          Shares issued .....................................................        97,965           40,896
          Shares redeemed ...................................................       (65,778)         (43,727)
                                                                                   --------         --------
               Net increase (decrease) ......................................        32,187           (2,831)
                                                                                   --------         --------
      Class C
          Shares issued .....................................................         4,498               --
          Shares redeemed ...................................................           (85)              --
                                                                                   --------         --------
               Net increase (decrease) ......................................         4,413               --
                                                                                   --------         --------
Total share activity for period .............................................        36,600           (2,831)
                                                                                   --------         --------

OUTSTANDING SHARES:
      Beginning of period ...................................................        21,667           24,498
                                                                                   --------         --------
      End of period .........................................................        58,267           21,667
                                                                                   ========         ========

                                                                                               ELITE
                                                                                               CASH
                                                                                              RESERVE**
-----------------------------------------------------------------------------------------------------------------------
                                                                                    07/01/97           07/01/96
                                                                                  TO 12/31/97        TO 06/30/97
                                                                                  -----------        -----------
INVESTMENT ACTIVITIES:
      Net investment income .................................................       $    6,822        $     18,767
      Net realized loss on securities .......................................               --                  (3)
                                                                                    ----------        ------------
Net increase in net assets resulting from operations ........................            6,822              18,764
                                                                                    ----------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
      Net investment income
          Class Y ...........................................................           (6,821)            (18,767)
          Class C ...........................................................               (1)                 --
                                                                                    ----------        ------------
      Total dividends distributed ...........................................           (6,822)            (18,767)
                                                                                    ----------        ------------
CAPITAL SHARE TRANSACTIONS:
      Class Y
          Proceeds from shares issued .......................................          457,011             825,899
          Cost of shares redeemed ...........................................         (384,653)         (1,003,355)
                                                                                    ----------        ------------
               Increase (Decrease) in net assets
                     from Class C transactions ..............................           72,358            (177,456)
                                                                                    ----------        ------------
      Class C
          Proceeds from shares issued .......................................              345                  --
          Cost of shares redeemed ...........................................               --                  --
                                                                                    ----------        ------------
               Increase in net assets from Class C transactions .............              345                  --
                                                                                    ----------        ------------
Increase (Decrease) in net assets from capital transactions .................           72,703            (177,456)
                                                                                    ==========        ============
NET ASSETS:
      Beginning of period ...................................................          206,990             384,446
                                                                                    ----------        ------------
      End of period .........................................................        $ 279,693        $    206,990
                                                                                    ==========        ============
SHARES ISSUED AND REDEEMED:
      Class Y
          Shares issued .....................................................          457,014             825,899
          Shares redeemed ...................................................         (384,653)         (1,003,355)
                                                                                    ----------        ------------
               Net increase (decrease) ......................................           72,361            (177,456)
                                                                                    ----------        ------------
      Class C
          Shares issued .....................................................              345                  --
          Shares redeemed ...................................................               --                  --
                                                                                    ----------        ------------
               Net increase (decrease) ......................................              345                  --
                                                                                    ----------        ------------
Total share activity for period .............................................           72,706            (177,456)
                                                                                    ----------        ------------

OUTSTANDING SHARES:
      Beginning of period ...................................................          206,990             384,446
                                                                                    ----------        ------------
      End of period .........................................................          279,696             206,990
                                                                                    ==========        ============

                                                                                                 ELITE
                                                                                                TAX-FREE
                                                                                               RESERVE***
-------------------------------------------------------------------------------------------------------------------
                                                                                        07/01/96          07/01/96
                                                                                      TO 06/30/97       TO 06/30/97
                                                                                      -----------       -----------
INVESTMENT ACTIVITIES:
      Net investment income .................................................         $     3,242         $    3,774
      Net realized loss on securities .......................................                  (1)                --
                                                                                      -----------         ----------
Net increase in net assets resulting from operations ........................               3,241              3,774
                                                                                      -----------         ----------
DISTRIBUTIONS TO SHAREHOLDERS:
      Net investment income
          Class Y ...........................................................              (3,241)            (3,774)
          Class C ...........................................................                  (1)                --
                                                                                      -----------         ----------
      Total dividends distributed ...........................................              (3,242)            (3,774)
                                                                                      -----------         ----------
CAPITAL SHARE TRANSACTIONS:
      Class Y
          Proceeds from shares issued .......................................             248,501            226,783
          Cost of shares redeemed ...........................................            (193,581)          (165,949)
                                                                                      -----------         ----------
               Increase (Decrease) in net assets
                     from Class C transactions ..............................              54,920             60,834
                                                                                      -----------         ----------
      Class C
          Proceeds from shares issued .......................................               1,029                 --
          Cost of shares redeemed ...........................................                  --                 --
                                                                                      -----------         ----------
               Increase in net assets from Class C transactions .............               1,029                 --
                                                                                      -----------         ----------
Increase (Decrease) in net assets from capital transactions .................              55,948             60,834
                                                                                      ===========         ==========
NET ASSETS:
      Beginning of period ...................................................             147,311             86,477
                                                                                      -----------         ----------
      End of period .........................................................           $ 203,259           $147,311
                                                                                      ===========         ==========
SHARES ISSUED AND REDEEMED:
      Class Y
          Shares issued .....................................................             248,501            226,783
          Shares redeemed ...................................................            (193,581)          (165,949)
                                                                                      -----------         ----------
               Net increase (decrease) ......................................              54,920             60,834
                                                                                      -----------         ----------
      Class C
          Shares issued .....................................................               1,029                 --
          Shares redeemed ...................................................                  --                 --
                                                                                      -----------         ----------
               Net increase (decrease) ......................................               1,029                 --
                                                                                      -----------         ----------
Total share activity for period .............................................              55,949             60,834
                                                                                      -----------         ----------

OUTSTANDING SHARES:
      Beginning of period ...................................................             147,341             86,507
                                                                                      -----------         ----------
      End of period .........................................................             203,290            147,341
                                                                                      ===========         ==========

* THIS FUND WAS FORMERLY KNOWN AS THE FIDUCIARY TREASURY RESERVE. ** THIS FUND WAS FORMERLY KNOWN AS THE FIDUCIARY CASH RESERVE.
*** THIS FUND WAS FORMERLY KNOWN AS THE FIDUCIARY TAX-FREE RESERVE.

                 See accompanying notes to financial statements.

                                       22 & 23

FINANCIAL HIGHLIGHTS                                                                      COREFUND ELITE MONEY MARKET FUNDS
---------------------------------------------------------------------------------------------------------------------------
December 31, 1997                                                                                               (Unaudited)


ELITE TREASURY RESERVE+
---------------------------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout the Period
                                                                                                                      RATIO
                             NET                                                    NET                  RATIO     OF EXPENSES
                            ASSET              DISTRIBUTIONS     NET              ASSETS     RATIO       OF NET    TO AVERAGE
                            VALUE       NET      FROM NET    ASSET VALUE            END    OF EXPENSES   INCOME     NET ASSETS
                          BEGINNING INVESTMENT   INVESTMENT      END      TOTAL  OF PERIOD TO AVERAGE   TO AVERAGE (EXCLUDING
                          OF PERIOD   INCOME      INCOME      OF PERIOD   RETURN   (000)   NET ASSETS   NET ASSETS   WAIVERS)
                          --------- ---------- ------------- ------------ ------ --------- -----------  ---------- -----------
CLASS Y
For the six month
   period ended
   December 31, 1997**      $1.00     0.05         (0.05)       $1.00     2.76%*  $53,854      0.16%      5.46%        0.46%

For the year ended
   June 30, 1996            $1.00     0.05         (0.05)       $1.00     5.54%   $24,498      0.19%      5.39%        0.80%

For the year ended
   June 30, 1995            $1.00     0.05         (0.05)       $1.00     5.24%   $18,396      0.23%      5.09%        0.87%

For the year ended
   June 30, 1994            $1.00     0.03         (0.03)       $1.00     3.10%   $20,363      0.28%      3.03%        0.91%

For the year ended
   June 30, 1993            $1.00     0.03         (0.03)       $1.00     3.17%   $27,614      0.18%      3.19%        0.85%

For the period ended
   June 30, 1992 (1)        $1.00     0.02         (0.02)       $1.00     2.00%*  $49,328      0.05%      3.95%        0.80%

CLASS C
For the six month
   period ended
   December 31, 1997**(2)   $1.00     0.01         (0.01)       $1.00     0.20%*   $4,413      0.41%      5.21%        0.71%

                            RATIO OF
                           NET INCOME
                           TO AVERAGE
                           NET ASSETS
                           (EXCLUDING
                             WAIVERS)
                           ----------
CLASS Y
For the six month
   period ended
   December 31, 1997**       5.16%

For the year ended
   June 30, 1996             4.78%

For the year ended
   June 30, 1995             4.45%

For the year ended
   June 30, 1994             2.40%

For the year ended
   June 30, 1993             2.52%

For the period ended
   June 30, 1992 (1)         3.20%

CLASS C
For the six month
   period ended
   December 31, 1997**(2)    4.91%

----------------
 *  RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
**  RATIOS FOR THE SIX MONTH PERIOD ENDED DECEMBER 31, 1997 HAVE BEEN ANNUALIZED.
(1) THE ELITE TREASURY RESERVE CLASS Y COMMENCED OPERATIONS ON DECEMBER 10, 1991. RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.
(2) THE ELITE TREASURY RESERVE CLASS C COMMENCED OPERATIONS ON DECEMBER 18, 1997. + THIS FUND WAS FORMERLY KNOWN AS THE FIDUCIARY TREASURY RESERVE.

               See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS                                                                      COREFUND ELITE MONEY MARKET FUNDS
---------------------------------------------------------------------------------------------------------------------------
December 31, 1997                                                                                               (Unaudited)




ELITE CASH RESERVE+
---------------------------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout the Period

                                                                                                                      RATIO
                             NET                                                    NET                  RATIO     OF EXPENSES
                            ASSET              DISTRIBUTIONS     NET              ASSETS     RATIO       OF NET    TO AVERAGE
                            VALUE       NET      FROM NET    ASSET VALUE            END    OF EXPENSES   INCOME     NET ASSETS
                          BEGINNING INVESTMENT   INVESTMENT      END      TOTAL  OF PERIOD TO AVERAGE   TO AVERAGE (EXCLUDING
                          OF PERIOD   INCOME      INCOME      OF PERIOD   RETURN   (000)   NET ASSETS   NET ASSETS   WAIVERS)
                          --------- ---------- ------------- ------------ ------ --------- -----------  ---------- -----------
CLASS Y
For the six month
   period ended
   December 31, 1997**       $1.00     0.05        (0.05)       $1.00     2.81%*  $279,348     0.20%      5.50%        0.50%

For the year ended
   June 30, 1997             $1.00     0.05        (0.05)       $1.00     5.43%   $206,987     0.17%      5.28%        0.50%

For the year ended
   June 30, 1996             $1.00     0.05        (0.05)       $1.00     5.62%   $384,446     0.15%      5.46%        0.76%

For the year ended
   June 30, 1995             $1.00     0.05        (0.05)       $1.00     5.46%   $406,597     0.17%      5.35%        0.81%

For the year ended
   June 30, 1994             $1.00     0.03        (0.03)       $1.00     3.31%   $382,814     0.16%      3.24%        0.84%

For the year ended
   June 30, 1993             $1.00     0.03        (0.03)       $1.00     3.29%   $424,363     0.17%      3.25%        0.81%

For the year ended
   June 30, 1992             $1.00     0.05        (0.05)       $1.00     5.04%   $416,945     0.18%      4.96%        0.83%

For the year ended
   June 30, 1991             $1.00     0.07        (0.07)       $1.00     7.49%   $453,947     0.15%      7.05%        0.80%

For the period ended
   June 30, 1990 (1)         $1.00     0.08        (0.08)       $1.00     8.03%*  $232,091     0.13%      8.42%        0.83%

CLASS C
For the six month
   period ended
   December 31, 1997**(2)    $1.00     0.01        (0.01)       $1.00     0.21%*      $345     0.45%      5.35%        0.75%


                            RATIO OF
                           NET INCOME
                           TO AVERAGE
                           NET ASSETS
                           (EXCLUDING
                             WAIVERS)
                           ----------
CLASS Y
For the six month
   period ended
   December 31, 1997**         5.20%

For the year ended
   June 30, 1997               4.94%

For the year ended
   June 30, 1996               4.85%

For the year ended
   June 30, 1995               4.71%

For the year ended
   June 30, 1994               2.56%

For the year ended
   June 30, 1993               2.61%

For the year ended
   June 30, 1992               4.31%

For the year ended
   June 30, 1991               6.40%

For the period ended
   June 30, 1990 (1)           7.72%

CLASS C
For the six month
   period ended
   December 31, 1997**(2)      5.05%

------------------
 *   RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
**   RATIOS FOR THE SIX MONTH PERIOD ENDED DECEMBER 31, 1997 HAVE BEEN ANNUALIZED.
(1) THE ELITE CASH RESERVE CLASS Y COMMENCED OPERATIONS ON DECEMBER 10, 1991. RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.
(2)  THE ELITE CASH RESERVE CLASS C COMMENCED OPERATIONS ON DECEMBER 18, 1997.
 +   THIS FUND WAS FORMERLY KNOWN AS THE FIDUCIARY CASH RESERVE

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS                                                                      COREFUND ELITE MONEY MARKET FUNDS
---------------------------------------------------------------------------------------------------------------------------
December 31, 1997                                                                                               (Unaudited)


ELITE TAX-FREE RESERVE+
---------------------------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout the Period

                                                                                                                      RATIO
                             NET                                                    NET                  RATIO     OF EXPENSES
                            ASSET              DISTRIBUTIONS     NET              ASSETS     RATIO       OF NET    TO AVERAGE
                            VALUE       NET      FROM NET    ASSET VALUE            END    OF EXPENSES   INCOME     NET ASSETS
                          BEGINNING INVESTMENT   INVESTMENT      END      TOTAL  OF PERIOD TO AVERAGE   TO AVERAGE (EXCLUDING
                          OF PERIOD   INCOME      INCOME      OF PERIOD   RETURN   (000)   NET ASSETS   NET ASSETS   WAIVERS)
                          --------- ---------- ------------- ------------ ------ --------- -----------  ---------- -----------
CLASS Y
For the six month
   period ended
   December 31, 1997**       $1.00     0.03        (0.03)       $1.00      1.78%*  $202,230     0.18%      3.52%       0.48%

For the year ended
   June 30, 1997             $1.00     0.03        (0.03)       $1.00      3.42%$  147,311      0.17%      3.39%       0.50%

For the year ended
   June 30, 1996             $1.00     0.03        (0.03)       $1.00      3.51%$    86,477     0.16%      3.44%       0.76%

For the year ended
   June 30, 1995             $1.00     0.03        (0.03)       $1.00      3.41%$    72,593     0.19%      3.37%       0.83%

For the year ended
   June 30, 1994             $1.00     0.02        (0.02)       $1.00      2.32%$    78,219     0.17%      2.29%       0.82%

For the year ended
   June 30, 1993             $1.00     0.02        (0.02)       $1.00      2.48%$    48,424     0.19%      2.45%       0.83%

For the period ended
   June 30, 1992 (1)         $1.00     0.02        (0.02)       $1.00      1.50%*  $  66,158    0.17%      3.00%       0.89%

For the six month
   period ended
   December 31, 1997**       $1.00     0.03        (0.03)       $1.00      1.78%*  $202,230     0.18%      3.52%       0.48%

CLASS C
For the six month
   period ended
   December 31, 1997**(2)    $1.00     0.01        (0.01)       $1.00      0.13%*   $1,029      0.43%      3.27%       0.73%


                             RATIO OF
                            NET INCOME
                            TO AVERAGE
                            NET ASSETS
                            (EXCLUDING
                              WAIVERS)
                            ----------
CLASS Y
For the six month
   period ended
   December 31, 1997**          3.22%

For the year ended
   June 30, 1997                3.06%

For the year ended
   June 30, 1996                2.84%

For the year ended
   June 30, 1995                2.73%

For the year ended
   June 30, 1994                1.64%

For the year ended
   June 30, 1993                1.81%

For the period ended
   June 30, 1992 (1)            2.28%

For the six month
   period ended
   December 31, 1997**          3.22%

CLASS C
For the six month
   period ended
   December 31, 1997**(2)       2.97%


--------------------
 *   RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
**   RATIOS FOR THE SIX MONTH PERIOD ENDED DECEMBER 31, 1997 HAVE BEEN ANNUALIZED.
(1) THE ELITE TAX-FREE RESERVE CLASS Y COMMENCED OPERATIONS ON NOVEMBER 19, 1991. RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.
(2)  THE ELITE TAX-FREE RESERVE CLASS C COMMENCED OPERATIONS ON DECEMBER 18, 1997.
+    THIS FUND WAS FORMERLY KNOWN AS THE FIDUCIARY TAX-FREE RESERVE.

                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS                  COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
December 31, 1997                                                    (Unaudited)


1. ORGANIZATION

     The CoreFund Elite Treasury Reserve is a Fund offered by CoreFunds, Inc. (the "Company"), an open-end investment company registered under the Investment Company Act of 1940, as amended.

The Company is presently authorized to offer shares in the following Funds (the "Funds"):

      EQUITY FUNDS:                                  MONEY MARKET FUNDS:
      Equity Index Fund                              Treasury Reserve
      Core Equity Fund                               Cash Reserve
      Growth Equity Fund                             Tax-Free Reserve
      Special Equity Fund                            Elite Cash Reserve
      International Growth Fund                      Elite Treasury Reserve
      Balanced Fund                                  Elite Tax-Free Reserve

      FIXED INCOME FUNDS:
      Short Term Income Fund
      Short-Intermediate Bond Fund
      Government Income Fund
      Bond Fund
      Global Bond Fund
      Intermediate Municipal Bond Fund
      Pennsylvania Municipal Bond Fund
      New Jersey Municipal Bond Fund

The financial statements included herein present only those of the Elite Treasury Reserve. The financial statements of the remaining Funds are presented separately. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Elite Treasury Reserve.

SECURITY VALUATION -- Investment securities of the Elite Treasury Reserve are stated at amortized cost which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)      COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
December 31, 1997                                                    (Unaudited)


SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of the purchase discounts and premiums during the respective holding period. Interest income is recorded on the accrual basis.

REPURCHASE  AGREEMENTS  --  Securities  pledged  as  collateral  for  Repurchase
Agreements are held by each Fund's custodian bank until maturity of the Repurchase Agreements. Provisions of the Agreements and procedures adopted by the Adviser ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into insolvency proceedings, realization of the collateral by the Fund may be delayed or limited.

EXPENSES -- Expenses that are directly related to the Fund are charged directly to that Fund. Other operating expenses of the Company are prorated to the Fund on the basis of relative net assets.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared on a daily basis and are payable on the first business day of the following month. Any net realized capital gains on sales of securities for a Fund are distributed to its shareholders at least annually.

FEDERAL  INCOME TAXES -- It is the Fund's  intention to continue to qualify as a
regulated   investment  company  and  distribute  all  of  its  taxable  income.
Accordingly, no provision for Federal income taxes is required.

3.  INVESTMENT ADVISORY AND CUSTODIAL SERVICES

Pursuant to an investment advisory agreement dated April 12, 1996, investment advisory services are provided to the Company by CoreStates Investment Advisers, Inc. ("CoreStates Advisers"), a wholly-owned subsidiary of CoreStates Bank, N.A. ("CoreStates Bank"), itself a wholly-owned subsidiary of CoreStates Financial Corp. Under the terms of such agreement, CoreStates Advisers is entitled to receive an annual fee of 0.20% on the average net assets of the Elite Treasury Reserve, Elite Cash Reserve and Elite Tax-Free Reserve. Advisory fees are computed daily and paid monthly for all Funds. Additionally, for the six month period ended December 31, 1997, CSIA has voluntarily waived a portion of their fees in order to assist the Funds in maintaining competitive expense ratios.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)      COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
December 31, 1997                                                    (Unaudited)


CoreStates Bank serves as Custodian to the Company. Under the Custodian Agreement, CoreStates Bank holds each Fund's securities and cash items, makes receipts and disbursements of money on behalf of each Fund, collects and receives all income and other payments and distributions on account of the Funds' securities and performs other related services. CoreStates Bank may, at its discretion and at its own expense, open and maintain a sub-custody account or employ a sub-custodian on behalf of the Funds investing exclusively in the United States and may, with the Funds' Board approval and at the expense of the Funds, employ sub-custodians on behalf of the Funds who invest in foreign countries provided that CoreStates Bank shall remain liable for the performance of all of its duties under the Custodian Agreement.

4. ADMINISTRATIVE, DISTRIBUTION, AND TRANSFER AGENT SERVICES

Pursuant to an administration agreement dated October 30, 1992, as amended June 1, 1995, SEI Fund Resource ("SFR"), a wholly-owned subsidiary of SEI Corporation, acts as the Funds's Administrator. Under the terms of such agreement, SFR is entitled to receive an annual fee of 0.25% on the average daily net assets of the Elite Treasury Reserve, Elite Cash Reserve and Elite Tax-Free Reserve. Such a fee is computed daily and paid monthly for all Funds. Additionally, for the six month period ended December 31, 1997, SFR has voluntarily waived a portion of their fees in order to assist the Fund in maintaining a competitive expense ratio.

Effective for the period July 1, 1995 to November 16, 1995, SEI Investments Management Corporation acted as the Transfer Agent of the Fund. Pursuant to a transfer agency agreement dated November 16, 1995, Boston Financial Data
Services ("BFDS") a subsidiary of State Street Bank and Trust Company acts as the Fund's Transfer Agent. As such, BFDS provides transfer agency, dividend disbursing, and shareholder servicing for the Fund.

On November 2, 1992, SEI Investments Distribution Co., also a wholly-owned subsidiary of SEI Corporation, became the Fund's exclusive Distributor pursuant to a distribution agreement dated October 30, 1992.

Certain officers of the Company are also officers of the Administrator. Such officers are not paid fees by the Fund.

The Fund has paid legal fees to a law firm in which the secretary of the Company is a partner.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)      COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
December 31, 1997                                                    (Unaudited)


5. INVESTMENT COMPOSITION

The Fund invests in securities which include revenue and general obligation instruments.

At December 31, 1997, the revenue sources by purpose were as follows:

                                                               % OF PORTFOLIO
                                                                 INVESTMENTS
                                                               --------------
REVENUE INSTRUMENTS
         Education Bonds .....................................        5%
         Hospital & Health Care Bonds ........................       12
         Housing Bonds .......................................        5
         Industrial Development Bonds ........................        8
         Other Bonds .........................................        5
         Pollution Control Bonds .............................       16
         Transportation Bonds ................................        4
         Utility Bonds .......................................        3
TAX EXEMPT COMMERCIAL PAPER ..................................       29
GENERAL OBLIGATIONS ..........................................        7
TAX & REVENUE ANTICIPATION NOTES .............................        6
                                                                   -----
                                                                    100%
                                                                   =====
In addition, certain investments are covered by insurance issued by several private issuers who guarantee the payment of interest and principal at final maturity in the event of default. Such insurance, however, does not guarantee the market value of the securities or the value of the Fund's shares.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)      COREFUND ELITE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
December 31, 1997                                                    (Unaudited)


6. PROPOSED REORGANIZATION

     On November 18, 1997, CoreStates Financial Corp. and First Union Corporation jointly announced that they had signed a definitive agreement for the merger of CoreStates Bank, N.A. and First Union Bank. The Advisor is currently a wholly-owned subsidiary of CoreStates Bank, N.A. Subject to certain conditions, it is anticipated that the transaction will close at the end of April, 1998. Thereafter, the Advisor will be an indirect wholly-owned subsidiary of First Union Bank. A special meeting of shareholders will be called to consider certain proposed fund reorganizations.

                                   NOTES
--------------------------------------------------------------------------------

     This report and the financial statements contained herein are submitted for the general information of the shareholders of the Corporation. The report is not authorized for distribution to prospective investors in the Corporation unless preceded or accompanied by an effective prospectus. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, CoreStates Bank, N.A., the parent corporation of the Fund's investment adviser. Such shares are also not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

                            EVERGREEN MUNICIPAL TRUST

                                     PART C

                                OTHER INFORMATION


Item 15.          Indemnification.

         The response to this item is incorporated by reference to "Liability and Indemnification of Trustees" under the caption "Comparative Information on Shareholders' Rights" in Part A of this Registration Statement.

Item 16.          Exhibits:

1. Declaration of Trust. Incorporated by reference to Evergreen Municipal Trust's Registration Statement on Form N-1A filed on October 8, 1997 - Registration No. 333-36033 ("Form N-1A
Registration Statement")

2. Bylaws. Incorporated by reference to the Form N-1A Registration Statement.

3. Not applicable.

4. Agreement and Plan of Reorganization. Exhibit A to Prospectus contained in Part A of this Registration Statement.

5. Declaration of Evergreen Municipal Trust Articles II., III.6(c), IV.(3), IV.(8), V., VI., VII., and VIII and By-Laws Articles II., III. and VIII.

6(a). Form of Investment Advisory Agreement between First Union National Bank and Evergreen Municipal Trust. Incorporated by reference to the Form N-1A Registration Statement.

6(b).           Form of Interim Investment Advisory Agreement.  Exhibit B
to Prospectus contained in Part A of this Registration Statement.

7(a). Form of Distribution  Agreement  between Evergreen  Distributor,  Inc. and
Evergreen   Municipal  Trust.   Incorporated  by  reference  to  the  Form  N-1A
Registration Statement.

7(b).  Form of Dealer  Agreement for Class A, Class B and Class Y shares used by
Evergreen  Distributor,   Inc.  Incorporated  by  reference  to  the  Form  N-1A
Registration Statement.

8. Form of Deferred Compensation Plan. Incorporated by reference to the Form N-1A Registration Statement.

9. Form of Custody Agreement between State Street Bank and Trust Company and Evergreen Municipal Trust. Incorporated by reference to Form N-1A Registration Statement.

10. Form of Rule 12b-1 Distribution Plan. Incorporated by reference to the Form N-1A Registration Statement.

11. Opinion and consent of Sullivan & Worcester LLP. Filed herewith.

12. Tax opinion and consent of Sullivan & Worcester LLP. Filed herewith.

13. Not applicable.

14(a). Consent of Price Waterhouse LLP. Filed herewith.

14(b).          Consent of Ernst & Young LLP.  Filed herewith.

15. Not applicable.

16. Powers of Attorney. Filed herewith.

17. Form of Proxy Card. Filed herewith.


Item 17.          Undertakings.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) Not applicable.

                                   SIGNATURES

         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Columbus and State of Ohio, on the 20th day of April, 1998.

                                      EVERGREEN MUNICIPAL TRUST

                                      By:      /s/ William J. Tomko
                                               -----------------------
                                               Name:  William J. Tomko
                                               Title: President

         As required by the Securities Act of 1933, the following persons have signed this Registration Statement in the capacities indicated on the 20th day of April, 1998.

Signatures                                                    Title
----------                                                    -----

/s/William J. Tomko                                           President and
-------------------                                           Treasurer
William J. Tomko

/s/Laurence B. Ashkin*                                        Trustee
---------------------
Laurence B. Ashkin

/s/Charles A. Austin III*                                     Trustee
-------------------------
Charles A. Austin III

/s/K. Dun Gifford*                                            Trustee
-----------------
K. Dun Gifford

/s/James S. Howell*                                           Trustee
------------------
James S. Howell

/s/Leroy Keith, Jr.*                                          Trustee
-------------------
Leroy Keith, Jr.


/s/Gerald M. McDonnell*                                       Trustee
----------------------
Gerald M. McDonnell

/s/Thomas L. McVerry*                                         Trustee
--------------------

Thomas L. McVerry

/s/William Walt Pettit*                                       Trustee
---------------------
William Walt Pettit

/s/David M. Richardson*                                       Trustee
----------------------
David M. Richardson

/s/Russell A. Salton III*                                     Trustee
-------------------------
Russell A. Salton III

/s/Michael S. Scofield*                                       Trustee
----------------------
Michael S. Scofield

/s/Richard J. Shima*                                          Trustee
-------------------
Richard J. Shima

* By:             /s/William J. Tomko
                  -------------------
                  Attorney-in-Fact

         William J. Tomko, by signing his name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons and included as Exhibit 16 to this Registration Statement.




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                                INDEX TO EXHIBITS

N-14
EXHIBIT NO.

11                Opinion and Consent of Sullivan & Worcester LLP
12                Tax Opinion and Consent of Sullivan & Worcester LLP
14(a)             Consent of Price Waterhouse LLP
14(b)             Consent of Ernst & Young LLP
16                Powers of Attorney
17                Form of Proxy
--------------------





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